Prospectus
July 29, 2022

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES
INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

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Goldman Sachs Dynamic Municipal Income Fund
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Class A Shares: GSMIX
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Class C Shares: GSMUX
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Institutional Shares: GSMTX
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Service Shares: GSMEX
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Investor Shares: GUIRX
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Class R6 Shares: GYISX
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Goldman Sachs High Yield Municipal Fund
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Class A Shares: GHYAX
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Class C Shares: GHYCX
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Institutional Shares: GHYIX
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Investor Shares: GYIRX
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Class R6 Shares: GHYSX
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Goldman Sachs Short Duration Tax-Free Fund
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Class A Shares: GSDTX
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Class C Shares: GSTCX
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Institutional Shares: GSDUX
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Service Shares: GSFSX
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Investor Shares: GDIRX
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Class R6 Shares: GDUSX

Goldman Sachs Dynamic Municipal Income Fund—Summary
Investment Objective
The Goldman Sachs Dynamic Municipal Income Fund (the "Fund") seeks a high level of current income that is exempt from regular federal income tax.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 40 and in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts” on page 81 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-162 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Service	Investor	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Service	Investor	Class R6
Management Fees	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.14%	0.39%	0.06%	0.31%	0.14%	0.05%
Service Fees	0.00%	0.25%	0.00%	0.00%	0.00%	0.00%
Shareholder Administration Fees	0.00%	0.00%	0.00%	0.25%	0.00%	0.00%
All Other Expenses	0.14%	0.14%	0.06%	0.06%	0.14%	0.05%
Total Annual Fund Operating Expenses	0.74%	1.49%	0.41%	0.91%	0.49%	0.40%
Expense Limitation[2]	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Expense Limitation	0.72%	1.47%	0.39%	0.89%	0.47%	0.38%
1
A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
2
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
1

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Service, Investor and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Service, Investor and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitations arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$446	$601	$769	$1,257
Class C Shares	$250	$469	$811	$1,778
Institutional Shares	$40	$130	$228	$516
Service Shares	$91	$288	$502	$1,118
Investor Shares	$48	$155	$272	$614
Class R6 Shares	$39	$126	$222	$503

Class C Shares – Assuming no redemption	$150	$469	$811	$1,778

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 15% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund may invest up to 30% of its Net Assets in Municipal Securities that, at the time of purchase, are non-investment grade (commonly referred to as “junk bonds”). Non-investment grade securities are securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality. The Fund may purchase the securities of issuers that are in default.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund may focus its investments in issuers within the same state or economic sector. The team uses a multi-faceted approach when evaluating whether to add or maintain exposure to any individual position. A top-down approach is used to assess broad macro trends while a bottom-up analysis is used to determine relative value between individual securities. As part of the team’s fundamental investment process, the team may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. In addition, individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting. No one factor or consideration is determinative in the fundamental investment process.
Under normal interest rate conditions, the Fund’s duration is expected to range between two and eight years. (Historically, over the last five years, the duration of the Bloomberg Municipal Bond 1-10 Year Blend Index has been between approximately 3.67 and 4.16 years). “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s benchmark index is the Bloomberg Municipal Bond 1-10 Year Blend Index.
2

Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Geographic and Sector Risk.  If the Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business, political, environmental or other development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so focused.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity.  Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Market Risk. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Municipal Securities Risk.  Municipal Securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on Municipal Securities is generally not subject to federal tax, any interest earned on taxable Municipal Securities is fully taxable at the federal level and may be subject to tax at the state level.
Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Fund may purchase the securities of issuers that are in default.
3

Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
State/Territory Specific Risk. The Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.
Tax Risk. Any proposed or actual changes in income tax rates or the tax-exempt status of interest income from Municipal Securities can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. Such changes may affect the Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor and Class R6 Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (INSTITUTIONAL)

	Returns	Quarter ended
Year-to-Date Return	-9.27%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	4.24%	March 31, 2014
Worst Quarter Return	-4.42%	March 31, 2020

4

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	5 Years	10 Years	Inception Date
Class A Shares				7/20/1993
Returns Before Taxes	-1.08%	3.59%	3.58%
Returns After Taxes on Distributions	-1.14%	3.53%	3.54%
Returns After Taxes on Distributions and Sale of Fund Shares	0.07%	3.28%	3.41%
Class C Shares				8/15/1997
Returns Before Taxes	1.01%	3.62%	3.20%*
Institutional Shares				8/15/1997
Returns Before Taxes	3.19%	4.75%	4.32%
Service Shares				8/15/1997
Returns Before Taxes	2.60%	4.22%	3.81%
Investor Shares				7/30/2010
Returns Before Taxes	3.11%	4.66%	4.24%
Class R6 Shares				11/30/2017
Returns Before Taxes	3.14%	4.76%**	4.33%**
Bloomberg Municipal Bond 1-10 Year Blend Index (reflects no deduction for fees, expenses or taxes)	0.54%	3.09%	2.56%
*
Class C Shares automatically convert into Class A Shares eight years after the purchase date. The 10-Year performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.
**
Class R6 Shares commenced operations on November 30, 2017. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Service, Investor and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Scott Diamond, Managing Director, has managed the Fund since 2002; Joseph Wenzel, Vice President, has managed the Fund since 2019; and Sylvia Yeh, Managing Director, has managed the Fund since 2021.
Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor or Class R6 shareholders.
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Intermediary (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
For important tax information, please see “Tax Information” on page 17 of the Prospectus.
5

Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 17 of the Prospectus.
6

Goldman Sachs High Yield Municipal Fund—Summary
Investment Objective
The Goldman Sachs High Yield Municipal Fund (the "Fund") seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 40 and in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts” on page 81 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-162 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Investor	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Investor	Class R6
Management Fees	0.49%	0.49%	0.49%	0.49%	0.49%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%	0.00%	0.00%
Other Expenses[2]	0.14%	0.39%	0.06%	0.14%	0.05%
Service Fees	0.00%	0.25%	0.00%	0.00%	0.00%
All Other Expenses	0.14%	0.14%	0.06%	0.14%	0.05%
Total Annual Fund Operating Expenses	0.88%	1.63%	0.55%	0.63%	0.54%
Fee Waiver and Expense Limitation[3]	(0.03)%	(0.03)%	(0.01)%	(0.03)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.85%	1.60%	0.54%	0.60%	0.53%
1
A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.
2
The “Other Expenses” for Investor Class Shares have been restated to reflect expenses expected to be incurred during the current fiscal year.
3
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. Additionally, Goldman Sachs & Co. LLC (“Goldman Sachs”), the Fund’s transfer agent, has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.02% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the Fund. These arrangements will remain in effect through at least July 29, 2023, and prior to such date, the Investment Adviser and Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
7

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Investor and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Investor and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitations arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$533	$715	$913	$1,483
Class C Shares	$263	$511	$884	$1,930
Institutional Shares	$55	$175	$306	$688
Investor Shares	$61	$199	$348	$783
Class R6 Shares	$54	$172	$301	$676

Class C Shares – Assuming no redemption	$163	$511	$884	$1,930

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 13% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund invests, under normal circumstances, a majority of its total assets measured at the time of purchase (“Total Assets”) in high-yield Municipal Securities. High-yield securities are securities that, at the time of purchase, are medium quality or non-investment grade. Medium quality securities are rated BBB or Baa by a nationally recognized statistical rating organization (“NRSRO”), and non-investment grade securities are securities rated BB+, Ba1 or below by an NRSRO. Non-investment grade securities are commonly known as “junk bonds.” The Fund may also invest in unrated securities determined by the Investment Adviser to be of comparable credit quality. The Fund may purchase the securities of issuers that are in default.
Under normal circumstances, the Fund may also invest the remainder of its Total Assets in higher grade fixed income securities. In pursuing its principal investment strategy, the Investment Adviser will assess the relative value in the Municipal Securities market from both a credit and yield curve perspective. As part of the Investment Adviser’s fundamental investment process, the Investment Adviser may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. In addition, individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting. No one factor or consideration is determinative in the fundamental investment process. Tax-exempt securities offering the high current income sought by the Fund may be predominantly in the lower rating categories of NRSROs (BB+/Ba1 or lower).
The Fund may focus its investments in issuers within the same state or economic sector.
The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”). In addition, the Fund may invest in securities of other investment companies (specifically, registered money market funds) to manage uninvested cash in the portfolio.
Under normal interest rate conditions, the Fund’s duration is expected to approximate that of the Goldman Sachs High Yield Municipal Fund Composite Index (comprised of 40% Bloomberg Municipal Bond Index and 60% Bloomberg Municipal High Yield Bond Index), plus or minus two years. (Historically over the last five years, the duration of the Goldman Sachs High Yield Municipal Fund Composite Index has ranged between 5.24 and 9.08 years). “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
8

The Fund’s benchmark index is the Goldman Sachs High Yield Municipal Fund Composite Index, which is composed of the Bloomberg Municipal High Yield Bond Index (60%) and the Bloomberg Municipal Bond Index (40%) (with distributions reinvested).
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Geographic and Sector Risk.  If the Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business, political, environmental or other development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so focused.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity.  Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Market Risk. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Municipal Securities Risk.  Municipal Securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on Municipal Securities is generally not subject to federal tax, any interest earned on taxable Municipal Securities is fully taxable at the federal level and may be subject to tax at the state level.
Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Fund may purchase the securities of issuers that are in default.
9

Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
State/Territory Specific Risk. The Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.
Tax Risk. Any proposed or actual changes in income tax rates or the tax-exempt status of interest income from Municipal Securities can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. Such changes may affect the Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor and Class R6 Shares compare to those of certain broad-based securities market indices and to the Goldman Sachs High Yield Municipal Fund Composite Index, a custom benchmark comprised of the Bloomberg Municipal High Yield Bond Index (60%) and the Bloomberg Municipal Bond Index (40%) (with distributions reinvested). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (INSTITUTIONAL)

	Returns	Quarter ended
Year-to-Date Return	-12.90%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	6.55%	March 31, 2014
Worst Quarter Return	-5.95%	March 31, 2020

10

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	5 Years	10 Years	Inception Date
Class A Shares				4/3/2000
Returns Before Taxes	0.73%	5.89%	6.01%
Returns After Taxes on Distributions	0.64%	5.78%	5.91%
Returns After Taxes on Distributions and Sale of Fund Shares	1.46%	5.27%	5.53%
Class C Shares				4/3/2000
Returns Before Taxes	3.65%	6.07%	5.70%*
Institutional Shares				4/3/2000
Returns Before Taxes	5.79%	7.19%	6.81%
Investor Shares				7/30/2010
Returns Before Taxes	5.72%	7.13%	6.77%
Class R6 Shares				11/30/2017
Returns Before Taxes	5.70%	7.17%**	6.80%**
Goldman Sachs High Yield Municipal Fund Composite Index	5.22%	6.18%	5.52%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.52%	4.17%	3.72%
Bloomberg Municipal High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	7.77%	7.53%	6.71%
*
Class C Shares automatically convert into Class A Shares eight years after the purchase date. The 10-Year performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.
**
Class R6 Shares commenced operations on November 30, 2017. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in \ the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Investor and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Scott Diamond, Managing Director, has managed the Fund since 2002; Joseph Wenzel, Vice President, has managed the Fund since 2019; and Sylvia Yeh, Managing Director, has managed the Fund since 2021.
Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor or Class R6 shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
For important tax information, please see “Tax Information” on page 17 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 17 of the Prospectus.
11

Goldman Sachs Short Duration Tax-Free Fund—Summary
Investment Objective
The Goldman Sachs Short Duration Tax-Free Fund (the "Fund") seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $500,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 40 and in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts” on page 81 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-162 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Service	Investor	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	0.65%	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Service	Investor	Class R6
Management Fees	0.34%	0.34%	0.34%	0.34%	0.34%	0.34%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.14%	0.39%	0.06%	0.31%	0.14%	0.05%
Service Fees	0.00%	0.25%	0.00%	0.00%	0.00%	0.00%
Shareholder Administration Fees	0.00%	0.00%	0.00%	0.25%	0.00%	0.00%
All Other Expenses	0.14%	0.14%	0.06%	0.06%	0.14%	0.05%
Total Annual Fund Operating Expenses	0.73%	1.48%	0.40%	0.90%	0.48%	0.39%
Fee Waivers and Expense Limitation[2]	(0.08)%	(0.42)%	(0.02)%	(0.01)%	(0.07)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Limitation	0.65%	1.06%	0.38%	0.89%	0.41%	0.38%
1
A contingent deferred sales charge (“CDSC”) of 0.65% is imposed on Class C Shares redeemed within 12 months of purchase.
2
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, service fees, shareholder administration fees, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. In addition, Goldman Sachs & Co. LLC (“Goldman Sachs”) has agreed to waive a portion of the distribution (12b-1) and/or service fees equal to 0.35% of the average daily net assets attributable to Class C Shares of the Fund. Additionally, Goldman Sachs, the Fund’s transfer agent, has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.06% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the Fund. These arrangements will remain in effect through at least July 29, 2023, and prior to such date Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
12

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Service, Investor and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Service, Investor and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitations arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$215	$372	$542	$1,035
Class C Shares	$173	$427	$768	$1,732
Institutional Shares	$39	$126	$222	$503
Service Shares	$91	$286	$497	$1,107
Investor Shares	$42	$147	$262	$597
Class R6 Shares	$39	$124	$218	$492

Class C Shares – Assuming no redemption	$108	$427	$768	$1,732

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 41% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal market conditions, the Fund’s investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund’s Net Assets. The interest from private activity bonds (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The team uses a multi-faceted approach when evaluating whether to add or maintain exposure to any individual position. A top-down approach is used to assess broad macro trends while a bottom-up analysis is used to determine relative value between individual securities. As part of the team’s fundamental investment process, the team may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. In addition, individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting. No one factor or consideration is determinative in the fundamental investment process.
Under normal interest rate conditions, the Fund’s duration is expected to approximate that of the Bloomberg Municipal Bond 1-3 Year Blend Index, plus or minus 0.5 years. (Historically, over the last five years, the duration of the Bloomberg Municipal Bond 1-3 Year Blend Index has ranged between 2.04 and 2.25 years). The reference to “Short Duration” in the Fund’s name refers to this duration. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s benchmark index is the Bloomberg Municipal Bond 1-3 Year Blend Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
13

Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Geographic and Sector Risk.  If the Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business, political, environmental or other development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so focused.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity.  Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Market Risk. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Municipal Securities Risk.  Municipal Securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on Municipal Securities is generally not subject to federal tax, any interest earned on taxable Municipal Securities is fully taxable at the federal level and may be subject to tax at the state level.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
State/Territory Specific Risk. The Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.
Tax Risk. Any proposed or actual changes in income tax rates or the tax-exempt status of interest income from Municipal Securities can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. Such changes may affect the Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels.
14

Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Service, Investor and Class R6 Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (INSTITUTIONAL)

	Returns	Quarter ended
Year-to-Date Return	-3.65%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	1.72%	June 30, 2020
Worst Quarter Return	-1.27%	December 31, 2016

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	5 Years	10 Years	Inception Date
Class A Shares				5/1/1997
Returns Before Taxes	-1.52%	1.52%	1.10%
Returns After Taxes on Distributions	-1.56%	1.49%	1.08%
Returns After Taxes on Distributions and Sale of Fund Shares	-0.67%	1.40%	1.07%
Class C Shares				8/15/1997
Returns Before Taxes	-1.03%	1.43%	0.85%*
Institutional Shares				10/1/1992
Returns Before Taxes	0.32%	2.12%	1.57%
Service Shares				9/20/1994
Returns Before Taxes	-0.18%	1.65%	1.07%
Investor Shares				7/30/2010
Returns Before Taxes	0.27%	2.09%	1.51%
Class R6 Shares				11/30/2017
Returns Before Taxes	0.33%	2.13%**	1.57%**
Bloomberg Municipal Bond 1-3 Year Blend Index (reflects no deduction for fees, expenses or taxes)	0.35%	1.84%	1.39%
*
Class C Shares automatically convert into Class A Shares eight years after the purchase date. The 10-Year performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.
**
Class R6 Shares commenced operations on November 30, 2017. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
15

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Service, Investor and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Scott Diamond, Managing Director, has managed the Fund since 2002; Joseph Wenzel, Vice President, has managed the Fund since 2019; and Sylvia Yeh, Managing Director, has managed the Fund since 2021.
Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor or Class R6 shareholders.
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Intermediary (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
For important tax information, please see “Tax Information” on page 17 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 17 of the Prospectus.
16

Municipal Fixed Income Funds –
Additional Summary Information

Tax Information
The Funds’ distributions of interest on municipal obligations generally are not subject to federal income tax; however the Funds may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain obligations may be subject to the federal alternative minimum tax. To the extent that the Funds’ distributions are derived from interest on obligations that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase a Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.
17

Investment Management Approach

INVESTMENT OBJECTIVE
The Dynamic Municipal Income Fund seeks a high level of current income that is exempt from regular federal income tax. The High Yield Municipal Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation. The Short Duration Tax-Free Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.
PRINCIPAL INVESTMENT STRATEGIES
Dynamic Municipal Income Fund
The Fund invests, under normal market conditions, at least 80% of its Net Assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund may invest up to 30% of its Net Assets in Municipal Securities that, at the time of purchase, are non-investment grade (commonly referred to as “junk bonds”). Non-investment grade securities are securities rated BB+, Ba1 or below by a NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. The Fund may purchase the securities of issuers that are in default.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund may focus its investments in issuers within the same state or economic sector. The team uses a multi-faceted approach when evaluating whether to add or maintain exposure to any individual position. A top-down approach is used to assess broad macro trends while a bottom-up analysis is used to determine relative value between individual securities. Individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting.
Under normal interest rate conditions, the Fund’s duration is expected to range between two and eight years. (Historically, over the last five years, the duration of the Bloomberg Municipal Bond 1-10 Year Blend Index has been between approximately 3.67 and 4.16 years). Although the Fund is not managed towards an average maturity, it is expected that the average maturity of the Fund’s portfolio will change in relation to the duration of the Bloomberg Municipal Bond 1-10 Year Blend Index.
The Fund’s benchmark index is the Bloomberg Municipal Bond 1-10 Year Blend Index. The Bloomberg Municipal Bond 1-10 Year Blend Index is an investment grade, national focused municipal bond index with maturities ranging from 1-12 years.
High Yield Municipal Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund invests, under normal circumstances, a majority of its Total Assets in high-yield Municipal Securities. High-yield securities are securities that, at the time of purchase, are medium quality or non-investment grade. Medium quality securities are rated BBB or Baa by a NRSRO, and non-investment grade securities are securities rated BB+, Ba1 or below by an NRSRO. Non-investment grade securities are commonly known as “junk bonds.” The Fund may also invest in unrated securities determined by the Investment Adviser to be of comparable credit quality. The Fund may purchase the securities of issuers that are in default.
Under normal circumstances, the Fund may also invest the remainder of its Total Assets in higher grade fixed income securities. In pursuing its principal investment strategy, the Investment Adviser will assess the relative value in the Municipal Securities market from both a credit and yield curve perspective. Individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting. Tax-exempt securities offering the high current income sought by the Fund may be predominantly in the lower rating categories of NRSROs (BB+/Ba1 or lower).
The Fund may focus its investments in issuers in the same state or economic sector.
18

Investment Management Approach
The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs. In addition, the Fund may invest in securities of other investment companies (specifically, registered money market funds) to manage uninvested cash in the portfolio.
Under normal interest rate conditions, the Fund’s duration is expected to approximate that of the Goldman Sachs High Yield Municipal Fund Composite Index (comprised of 40% Bloomberg Municipal Bond Index and 60% Bloomberg Municipal High Yield Bond Index), plus or minus two years. (Historically, over the last five years, the duration of the Goldman Sachs High Yield Municipal Fund Composite Index has ranged between 5.24 and 9.08 years).
The Fund’s benchmark indices are the Bloomberg Municipal High Yield Bond Index, the Bloomberg Municipal Bond Index and the Goldman Sachs High Yield Municipal Fund Composite Index. The Bloomberg Municipal High Yield Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s with a remaining maturity of at least one year. The Bloomberg Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate and tax-exempt issues, with a remaining maturity of at least one year. The Goldman Sachs High Yield Municipal Fund Composite Index is a custom benchmark comprised of the Bloomberg Municipal High Yield Bond Index (60%) and the Bloomberg Municipal Bond Index (40%) (with distributions reinvested).
Short Duration Tax-Free Fund
The Fund invests, under normal market conditions, at least 80% of its Net Assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal market conditions, the Fund’s investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund’s Net Assets. The interest from private activity bonds (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund invests in securities rated at least BBB or Baa by a NRSRO at the time of purchase, or if unrated, determined by its investment adviser to be of comparable credit quality.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The team uses a multi-faceted approach when evaluating whether to add or maintain exposure to any individual position. A top-down approach is used to assess broad macro trends while a bottom-up analysis is used to determine relative value between individual securities. Individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting.
Under normal interest rate conditions, the Fund’s duration is expected to approximate that of the Bloomberg Municipal Bond 1-3 Year Blend Index, plus or minus 0.5 years. (Historically, over the last five years, the duration of the Bloomberg Municipal Bond 1-3 Year Blend Index has ranged between 2.04 and 2.25 years). The reference to “Short-Duration” in the Fund’s name refers to this duration.
The Fund’s benchmark index is the Bloomberg Municipal Bond 1-3 Year Blend Index, an unmanaged index that represents investment grade municipal bonds with maturities greater than one year and less than four years.
All Funds
The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes (and to the extent that it is permitted to invest in the following), each Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), commercial paper rated at least A-2 by S&P Global Ratings (“S&P”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
References in the Prospectus to a Fund’s benchmark or benchmarks are for informational purposes only, and unless otherwise noted, are not necessarily an indication of how the Fund is managed.
19

U.S. Municipal Investment Philosophy:
Our process emphasizes:
◼
In-depth security research
◼
Tax efficiency and after-tax income
◼
Yield Curve Strategies
◼
Disciplined Risk Management
◼
Consideration of a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
As part of its fundamental investment process, the U.S. Municipal Portfolio Management Team may integrate ESG factors alongside traditional fundamental factors to seek to: (i) determine whether a particular fixed income security and/or sector is suitable and attractively priced for investment and (ii) assess their potential impact on the credit quality and spreads of a particular fixed income security. Traditional fundamental factors that the U.S. Municipal Portfolio Management Team may consider include, but are not limited to, leverage, financials, industry trends and macroeconomic factors. ESG factors that the U.S. Municipal Portfolio Management Team may consider include, but are not limited to, physical risk (e.g., wildfires, floods, droughts and rising sea levels), workplace health and safety, cyber risk, social unrest and equity, governance practices and stakeholder relations, employee relations, board structure and management incentives. The identification of a risk related to an ESG factor will not necessarily exclude a particular fixed income security and/or sector that, in the U.S. Municipal Portfolio Management Team’s view, is otherwise suitable and attractively priced for investment, and the U.S. Municipal Portfolio Management Team may invest in a security or sector without integrating ESG factors or considerations into its fundamental investment process. The relevance of specific traditional fundamental factors and ESG factors to the fundamental investment process varies across asset classes, sectors and strategies. The U.S. Municipal Portfolio Management Team may utilize data sources provided by third-party vendors and/or engage directly with issuers when assessing the above factors.
The U.S. Municipal Portfolio Management Team employs a fundamental investment process that considers a wide range of factors, and no one factor or consideration is determinative.
With every fixed income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on GSAM’s extensive research capabilities.
Each of the Funds described in the Prospectus has a target duration. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by 1% which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of 3 years may be expected to rise approximately 3% and the price of a bond with a 5 year duration may be expected to rise approximately 5%. The converse is also true. Suppose interest rates in one day rise by 1% which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of 3 years may be expected to fall approximately 3% and the price of a bond with a 5 year duration may be expected to fall approximately 5%. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.
Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur.
Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one NRSRO even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.
20

Investment Management Approach
ADDITIONAL FEES AND EXPENSES INFORMATION
Differences in the “Other Expenses” ratios across a Fund’s share classes are the result of, among other things, contractual differences in transfer agency fees and/or the effect of mathematical rounding on the daily accrual of certain expenses, particularly in respect to share classes with small amounts of assets.
Differences in the “Expense Limitation” ratio across the share classes are the result of the effect of mathematical rounding on the daily accrual of expense reimbursement, particularly, in respect to share classes with small amounts of assets.
ADDITIONAL PERFORMANCE INFORMATION
The below is additional information that relates to the “Performance” section of each Fund’s summary section.
Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of each Fund’s Summary section are applicable only to the time period covered by the bar chart.
The average annual total return figures reflect maximum initial sales charges of 3.75%, 4.50% and 1.50% for Class A Shares of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds, respectively.
The definitions below apply to the after-tax returns shown in the “Performance” section of each Fund’s Summary section.
Average Annual Total Returns Before Taxes.  These returns do not reflect taxes on distributions on a Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.
Average Annual Total Returns After Taxes on Distributions.  These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.
Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares.  These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).
Note on Tax Rates.  The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.
OTHER INVESTMENT PRACTICES AND SECURITIES
Although each Fund’s principal investment strategies are described in the Funds’ Summary—Principal Strategy section of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in these tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual report. For more information about these and other investment practices and securities, see Appendix A.
Each Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website selected portfolio holdings information as of the end of each month subject to a fifteen day lag between the date of the information and the date on which the information is disclosed. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.
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10  Percent of total assets (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Investment Practices
Borrowings	33 1∕3	33 1∕3	33 1∕3
Credit, Interest Rate and Total Return Swaps	•	•	•
Financial Futures Contracts and Options on Futures	•	•	•
Illiquid Investments*	15	15	15
Interest Rate Floors, Caps and Collars	•	•	•
Investment Company Securities (including ETFs)**	10	10	10
Options***	•	•	•
Repurchase Agreements	•	•	•
Standby Commitments and Tender Option Bonds	•	•	•
When-Issued Securities and Forward Commitments	•	•	•
*
Illiquid investments are any investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
**
This percentage limitation does not apply to a Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the Investment Company Act or rules, regulations or exemptive relief thereunder.
***
The Funds may sell call and put options and purchase call and put options on securities and securities indices in which they invest.
22

Investment Management Approach

10  Percent of total assets (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage;
limited only by the objectives and strategies of the Fund
— Not permitted
	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Investment Securities
Asset-Backed Securities	•	•	•
Convertible Securities	•	•	•
Corporate Debt Obligations and Trust Preferred Securities	•	•	•
Floating and Variable Rate Obligations	•	•	•
Lower Grade Fixed Income Securities	30	•	—
Structured Securities[1]	•	•	•
Tax-Free Municipal Securities	80+[2]	80+[2]	80+[2,3]
Taxable Municipal Securities	20	20	20
Temporary Investments	•[4]	•[4,5]	•[4]
U.S. Government Securities	•	•	•
1
Structured securities are not subject to the same minimum credit quality requirements as a Fund’s investments in fixed income securities.
2
Each Fund will invest at least 80% of its Net Assets in municipal securities, the interest on which is exempt from regular federal income tax.
3
The Short Duration Tax-Free Fund will invest at least 80% of its Net Assets in obligations, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax.
4
Each Fund may invest no more than 20% of its Net Assets in taxable investments under normal market conditions. Under unusual conditions, taxable investments may exceed this percentage.
5
The High Yield Municipal Fund may for this purpose invest in investment and high grade securities without limit.
23

Risks of the Funds
Loss of money is a risk of investing in the Fund (which, for the remainder of this Prospectus, refers to one or more of the Funds offered in this Prospectus). An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
✓ Principal Risk • Additional Risk	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Call/Prepayment	•	•	•
Credit/Default	✓	✓	✓
Cybersecurity	•	•	•
Derivatives	•	•	•
Distressed Debt	•	•	•
ESG Integration	•	•	•
Extension	•	•	•
Floating and Variable Rate Obligations	•	•	•
Geographic and Sector	✓	✓	✓
Interest Rate	✓	✓	✓
Large Shareholder Transactions	✓	✓	✓
Liquidity	✓	✓	✓
Management	•	•	•
Market	✓	✓	✓
Municipal Securities	✓	✓	✓
NAV	•	•	•
Non-Investment Grade Fixed Income Securities	✓	✓
Other Investment Companies	✓	✓	✓
State/Territory Specific	✓	✓	✓
Tax	✓	✓	✓
U.S. Government Securities	•	•	•
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Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
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Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. This risk includes the risk of default on foreign letters of credit or guarantees that may back Municipal Securities. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holdings may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. These risks are heightened in market environments where interest rates are rising as well as in connection with a Fund’s investments in non-investment grade fixed-income securities.
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Cybersecurity Risk—The Fund may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV; and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Cyber-attacks affecting the Fund or its Investment Adviser, custodian, Transfer Agent, or other third-party service providers may adversely impact the Fund and its shareholders.
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Risks of the Funds
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Derivatives Risk—The Fund’s use  of options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for both hedging and non-hedging purposes.
The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. In addition, a Fund’s use of derivatives could affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing less tax-exempt income and more income subject to tax at ordinary income tax rates than it would if it did not engage in derivative transactions, which may adversely impact a Fund’s after-tax return.
As an investment company registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A. As discussed in more detail in Appendix A and the SAI, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed therein.
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Distressed Debt Risk—When a Fund invests in obligations of financially troubled companies (sometimes known as “distressed” securities), there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, a Fund may be required to sell its investment at a loss or hold its investment pending bankruptcy proceedings in the event the issuer files for bankruptcy.
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ESG Integration Risk—The Investment Adviser employs a fundamental investment process that may integrate ESG factors with traditional fundamental factors. The relevance and weightings of specific ESG factors to or within the fundamental investment process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When integrating ESG factors into the investment process, the Investment Adviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the Investment Adviser believes that the integration of material ESG factors into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the integration of ESG factors will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Investment Adviser’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
◼
Extension Risk—An issuer could exercise its right to pay principal on an obligation held by a Fund(such as an asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to reinvest in higher yielding securities.
◼
Floating and Variable Rate Obligations Risk—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising
25

interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR or Secured Overnight Financing Rate (“SOFR”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023. The unavailability  or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV.
SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.
◼
Geographic and Sector Risk—If a Fund invests a significant portion of its total assets in securities of issuers within the same state, geographic region or economic sector, an adverse economic, business, political, environmental or other development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so focused.
◼
Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Although interest rates in the United States remain at relatively low levels, they are expected to increase in the future. Certain countries have experienced negative interest rates on certain fixed-income instruments. Changing interest rates may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.
◼
Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
◼
Liquidity Risk—The Fund may invest in securities or instruments that trade in lower volumes, that are less liquid than other investments and/or that may become illiquid or less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, that Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect a Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than a Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to decreased liquidity.
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Risks of the Funds
Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. To the extent a Fund holds non-investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events (including periods of rapid interest rate changes), or adverse investor perceptions, whether or not accurate.
Liquidity risk may also refer to the risk that that Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. While that Fund reserves the right to meet redemption requests through in-kind distributions, a may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If that Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund's NAV and dilute remaining investors’ interests.
Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the shares. Redemptions by these shareholders of their shares of that may further increase a Fund's liquidity risk and may impact a Fund's NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders whose buy-sell decisions are controlled by a single decision-maker.
◼
Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
◼
Market Risk—The market value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. A Fund's investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund's exposure to risk of loss from adverse developments affecting those sectors or countries.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
◼
Municipal Securities Risk—Municipal securities are subject to call/prepayment risk, credit/default risk, extension risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on Municipal Securities is generally not subject to federal tax, any interest earned on taxable Municipal Securities is fully taxable at the federal level and may be subject to tax at the state level. Specific risks are associated with different types of municipal securities. With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default.
With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
27

◼
NAV Risk—The net asset value  of the Fund and the value of your investment will fluctuate.
◼
Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
◼
Other Investment Companies Risk—By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
◼
State/Territory Specific Risk—The Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation. From time to time, a Fund may focus its investments in one or more state, territory, or geographic region, which will subject the Fund, to a greater extent than if it were not so focused, to the risks associated with that state, territory, or geographic region.
◼
Tax Risk—The Funds may be adversely impacted by changes in tax rates and policies. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from Municipal Securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels. Additionally, these Funds would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.
◼
U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities  issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.
More information about the Fund’s portfolio securities and investment techniques, and its associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.
28

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, NY 10282	Dynamic Municipal Income High Yield Municipal Short Duration Tax-Free
GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of March 31, 2022, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $2.13 trillion.
The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.
The Investment Adviser also performs the following additional services for the Fund (to the extent not performed by others pursuant to agreements with the Fund):
◼
Supervises all non-advisory operations of the Fund
◼
Provides personnel to perform necessary executive, administrative and clerical services to the Fund
◼
Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
◼
Maintains the records of the Fund
◼
Provides office space and all necessary office equipment and services
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
From time to time, Goldman Sachs or its affiliates may invest “seed” capital in the Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in the Fund by, among other things, taking an offsetting position in the benchmark of the Fund.
MANAGEMENT FEES AND OTHER EXPENSES
As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):
Fund	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended March 31, 2022*
Dynamic Municipal Income	0.40%	First $1 Billion	0.35%
	0.36%	Next $1 Billion
	0.34%	Next $6 Billion
	0.33%	Over $8 Billion
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Fund	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended March 31, 2022*
High Yield Municipal	0.55%	First $2 Billion	0.49%
	0.50%	Next $3 Billion
	0.48%	Next $3 Billion
	0.47%	Over $8 Billion
Short Duration Tax-Free	0.39%	First $1 Billion	0.34%
	0.35%	Next $1 Billion
	0.33%	Next $6 Billion
	0.32%	Over $8 Billion
*
The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time
The Investment Adviser may waive a portion of its management fee, including fees earned as the Investment Adviser to any of the affiliated funds in which the Funds invest, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements that may be in place.
The Investment Adviser has agreed to reduce or limit each Fund’s “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets, through at least July 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. A Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2021 is available in the Funds’ semi-annual report dated September 30, 2021. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreements for the Funds in 2022 will be available in the Funds’ semi-annual report dated September 30, 2022.
FUND MANAGERS
U.S. Municipal Portfolio Management Team
The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund’s portfolio managers' individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Fund’s portfolios.
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Scott Diamond Managing Director	Portfolio Manager— Dynamic Municipal Income High Yield Municipal Short Duration Tax-Free	Since 2002 2002 2002	Mr. Diamond is a portfolio manager on the U.S. Municipals Team. He joined the Investment Adviser in 2002 as a portfolio manager.
Joseph Wenzel Vice President	Portfolio Manager— Dynamic Municipal Income High Yield Municipal Short Duration Tax-Free	Since 2019 2019 2019	Mr. Wenzel is a portfolio manager on the U.S. Municipals Team. He joined the Investment Adviser in 2002.
Sylvia Yeh Managing Director	Portfolio Manager— Dynamic Municipal Income High Yield Municipal Short Duration Tax-Free	Since 2021 2021 2021	Ms. Yeh is a portfolio manager on the U.S. Municipals Team. She joined the Investment Adviser in 1999.
For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.
Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.
30

Service Providers
In connection with its distribution and/or personal and account maintenance services and expenses, Goldman Sachs is entitled to receive distribution and/or service fees equal, on an annualized basis, to 0.25% of the average daily net assets with respect to Class A Shares, 0.75% of the average daily net assets with respect to Class C Shares and 0.25% of the average daily net assets with respect to Service Shares.
Goldman Sachs has agreed to waive a portion of the distribution and/or service fees equal to 0.35% of the average daily net assets attributable to Class C Shares of the Goldman Sachs Short Duration Tax-Free Fund. This arrangement will remain in effect through at least July 29, 2023, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.
For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to Class R6 Shares, to 0.04% of the average daily net assets with respect to the Institutional and Service Shares and 0.12% of the average daily net assets with respect to the Class A, Class C and Investor Shares.
Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.02% and 0.06% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the Goldman Sachs High Yield Municipal and the Goldman Sachs Short-Duration Tax-Free Funds, respectively. This arrangement will remain in effect through at least July 29, 2023, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.
From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.
ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS
The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund directly and indirectly invest. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of
31

investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
A Fund will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.
32

Distributions
The Fund pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:
◼
Cash
◼
Additional shares of the same class of the  same  Fund
◼
Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.
You may indicate your election on your account application. Any changes may be submitted in writing or via telephone, in some instances, to the Transfer Agent (either directly or through your Intermediary) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the  applicable  Fund. If cash distributions are elected with respect to the Fund’s distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s distributions.
The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.
Distributions from net investment income and distributions from net capital gains, if any, are normally declared and paid as follows:
Fund	Investment Income Dividends		Capital Gains Distributions
	Declared	Paid	Declared and Paid
Dynamic Municipal Income	Daily	Monthly	Annually
High Yield Municipal	Daily	Monthly	Annually
Short Duration Tax-Free	Daily	Monthly	Annually
In addition, a Fund may occasionally make a distribution at a time when it is not normally made.
In addition to the net investment income dividends declared daily and paid monthly, a Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.
From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (“GAAP”).
When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.
33

Shareholder Guide
The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund's shares.
How To Buy Shares
Shares Offering
Shares of the Fund are continuously offered through the Distributor. The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.
How Can I Purchase Shares Of The Fund?
You may purchase shares of the Fund through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”). Certain Intermediaries have been authorized by Goldman Sachs Trust (the “Trust”) to accept purchase, redemption or exchange orders on behalf of the Fund for their customers (“Authorized Institutions”), and if approved by the Fund, may designate other financial intermediaries to accept such orders. You should contact your Intermediary to learn whether it is authorized to accept orders on behalf of the Fund (i.e., an Authorized Institution). In order to make an initial investment in a Fund you must furnish to your Intermediary the information in the account application.
The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Intermediary to discuss which share class option is right for you.
Note: Intermediaries may receive different compensation for selling different share classes.
To open an account, contact your Intermediary. Customers of an Intermediary will normally give their order instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. Intermediaries are responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from their customers. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent by an Intermediary on a timely basis.
A Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by the Transfer Agent (or, if applicable, by an Authorized Institution) on a business day, and the order will be priced at the Fund’s current NAV per share (adjusted for any applicable sales charge) next determined after acceptance by the Transfer Agent (or, if applicable, by an Authorized Institution). For shareholders that place trades directly with a Fund’s Transfer Agent, proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Intermediaries of the Fund may have different requirements regarding what constitutes proper form for trade instructions. Please contact your Intermediary for more information.
For purchases by check, the Fund will not accept checks drawn on foreign banks, third party checks, temporary checks, cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, traveler’s cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.
Investor Shares are not sold directly to the public. Instead, Investor Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Investor Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Intermediary that has entered into a contractual relationship with Goldman Sachs to offer such shares through such programs (“Eligible Fee-Based Program”). Investor Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs and SARSEPs; except that Investor Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program. Employee Benefit Plans and Eligible Fee-Based Programs must purchase Investor Shares through an Intermediary using a plan level or omnibus account.
Employee Benefit Plans generally may open an account and purchase Investor Shares through Intermediaries, financial planners, Employee Benefit Plan administrators and other financial intermediaries. Investor Shares may not be available through certain Intermediaries.
34

Shareholder Guide
Class R6 Shares are generally available to the following investors who purchase shares of the Fund through certain Intermediaries that have a contractual relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions, using a plan level or omnibus account, unless otherwise noted below.
◼
Investors who purchase Class R6 Shares through an Eligible Fee-Based Program;
◼
Employee Benefit Plans;
◼
Registered investment companies or bank collective trusts investing directly with the Transfer Agent;
◼
Institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities, investing at least $5,000,000 directly with the Transfer Agent; and
◼
Other investors at the discretion of the Trust’s officers.
Class R6 Shares may not be available through certain Intermediaries. For the purposes of Class R6 Shares eligibility, the term “Intermediary” does not include Goldman Sachs or its affiliates and Class R6 Shares will not be available to clients of Goldman Sachs Private Wealth Management, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware or The Ayco Company, L.P.
What Is My Minimum Investment In The Fund?
For each of your accounts investing in Class A or Class C Shares, the following investment minimums must be met:
	Initial	Additional*
Regular Accounts	$1,000	$50
Employee Benefit Plans	No Minimum	No Minimum
Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50
Individual Retirement Accounts and Coverdell ESAs	$250	$50
Automatic Investment Plan Accounts	$250	$50
*
No minimum additional investment requirements are imposed with respect to investors trading through Intermediaries who aggregate shares in omnibus or similar accounts (e.g., employee benefit plan accounts, wrap program accounts or traditional brokerage house accounts). A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds ($250,000 in the case of the Dynamic Municipal Income Fund and $500,000 in the case of the High Yield Municipal Fund and Short Duration Tax-Free Fund).
For Institutional Shares, the minimum initial investment is $1,000,000 for individual or Institutional Investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates, except that no initial minimum will be imposed on (i) Employee Benefit Plans that hold their Institutional Shares through plan-level or omnibus accounts; or (ii) investment advisers investing for accounts for which they receive asset-based fees where the investment adviser or its Intermediary purchases Institutional Shares through an omnibus account. For this purpose, “Institutional Investors” shall include “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor); corporations; qualified non-profit organizations, charitable trusts, foundations and endowments; any state, county or city, or any instrumentality, department, authority or agency thereof; and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.
No minimum amount is required for initial purchases in Investor and Class R6 Shares (except as provided below) or additional investments in Institutional, Investor or Class R6 Shares.
For Class R6 Shares, the minimum initial investment is $5,000,000 for institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities who purchase Class R6 Shares directly with the Transfer Agent.
There are no minimum purchase or account (minimum) requirements with respect to Service Shares. An Intermediary may, however, impose a minimum amount for initial and additional investments in Service Shares, and may establish other requirements such as a minimum account balance. An Intermediary may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.
The minimum investment requirement for Class A, Class C and Institutional Shares may be waived for: (i) Goldman Sachs, its affiliates (including the Trust) or their respective Trustees, officers, partners, directors or employees (including retired employees and former partners), as well as certain individuals related to such investors, including spouses or domestic partners, minor children including those of their domestic partners, other family members residing in the same household, and/or financial dependents, provided that all of the above are designated as such with an Intermediary or the Fund’s Transfer Agent; (ii) advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); (iii) certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and (iv) other investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments in such accounts.
35

What Should I Know When I Purchase Shares Through An Intermediary?
If shares of a Fund are held in an account maintained and serviced by your Intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Intermediary, and not by a Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact your Intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Intermediary to an account with another Intermediary involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Intermediary. If your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
Certain Intermediaries may provide the following services in connection with their customers’ investments in Service Shares:
◼
Personal and account maintenance services
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Provide facilities to answer inquiries and respond to correspondence
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Act as liaison between the Intermediary’s customers and the Trust
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Assist customers in completing application forms, selecting dividend and other options, and similar services
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Shareholder administration services
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Act, directly or through an agent, as the sole shareholder of record
◼
Maintain account records for customers
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Process orders to purchase, redeem and exchange shares for customers
◼
Process payments for customers
Intermediaries that invest in shares on behalf of their customers may charge brokerage commissions or other fees directly to their customer accounts in connection with their investments. You should contact your Intermediary for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.
The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Intermediaries and other persons to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds, except that the Investment Adviser, Distributor and their affiliates do not make such payments on behalf of Class R6 Shares. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. The payments are in addition to the distribution and service fees, service fees and shareholder administration fees and sales charges described in the Prospectus. Such payments are intended to compensate Intermediaries and other persons for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the recipients; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Fund and other Goldman Sachs Funds; the support or purchase of technology platforms/software; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, sponsor various trainings and educational programs. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Intermediaries and other persons for sub-accounting, sub-transfer agency, administrative, shareholder processing and/or recordkeeping services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the recipients. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports, economic analysis, and portfolio analysis, portfolio construction and similar tools and software. In certain cases, the Intermediaries may not pay for these products or services or may only pay for a portion of the total cost of these products or services. Please refer to the “Payments to Others (Including Intermediaries)” section of the SAI for more information about these and similar payments and services.
The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Intermediary or other person may differ for different Intermediaries and other persons. The presence of these and similar payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or other person to highlight, feature or recommend a Fund based, at least in part, on the level of compensation paid. You should contact your Intermediary, or any other person that provides services to you for more information about the payments it receives and any potential conflicts of interest.
36

Shareholder Guide
You may be required to pay a commission directly to a broker or financial intermediary for effecting transactions in Institutional Shares. In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance) and are entitled to different services than Institutional Shares. Information regarding these other share classes is included in the Prospectus for the applicable share class and may also be obtained from your Intermediary or from Goldman Sachs by calling the number on the back cover of the Prospectus.
What Else Should I Know About Share Purchases?
The Trust reserves the right to:
◼
Refuse to open an account or require an Intermediary to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport); or (ii) certify that such number or other information is correct (if required to do so under applicable law).
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Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of a Fund.
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Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Investment Adviser.
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Provide for, modify or waive the minimum investment requirements.
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Modify the manner in which shares are offered.
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Modify the sales charge rate applicable to future purchases of shares.
Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).
A Fund may allow you to purchase shares through an Intermediary with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.
As of the date of the Prospectus, the Goldman Sachs High Yield Municipal Fund (the “High Yield Municipal Fund”) is open to new investors. The Fund may close to most new investors from time to time. When the Fund is closed, the following investors are the only investors who may make purchases and reinvestments of dividends and capital gains into the High Yield Municipal Fund:
◼
Current shareholders of the High Yield Municipal Fund. Once a shareholder closes all accounts in the High Yield Municipal Fund, additional investments into the High Yield Municipal Fund may not be accepted;
◼
Members of the portfolio management teams of the High Yield Municipal Fund; and
◼
Trustees and officers of the Trust.
Additionally, discretionary mutual fund wrap programs that use the High Yield Municipal Fund as an investment option may allow new customers to select the High Yield Municipal Fund as an investment option within the program sponsor’s standard predetermined asset allocation models and to make purchases of shares of the High Yield Municipal Fund during a closure of the High Yield Municipal Fund, subject to the following conditions: (i) the sponsor of such program must comply with the limitations (which may include limitations on the volume of purchases of High Yield Municipal Fund shares) that the High Yield Municipal Fund or the Investment Adviser believe to be reasonable in the interests of the High Yield Municipal Fund; (ii) the program sponsor must provide written assurances that it has appropriate controls in place to implement the High Yield Municipal Fund’s closure policy properly; and (iii) Goldman Sachs must approve such sponsor. In addition, the High Yield Municipal Fund and its Investment Adviser reserve, at all times, the right to reject any order for the purchase of High Yield Municipal Fund shares from any program sponsor and to close the High Yield Municipal Fund to any discretionary mutual fund wrap program at any time. Discretionary mutual fund wrap programs that establish the High Yield Municipal Fund as a new investment option during a time when the High Yield Municipal Fund is closed will not be permitted to make purchases of shares of the High Yield Municipal Fund until the High Yield Municipal Fund re-opens.
Exchanges into the High Yield Municipal Fund from other Goldman Sachs Funds are not permitted when the Fund is closed, except for current High Yield Municipal Fund shareholders and for certain Qualified Defined Contribution and Benefit Plans.
Additionally, the High Yield Municipal Fund may enter into asset purchase or other reorganization transactions with other investment companies that involve the issuance of shares of the High Yield Municipal Fund to new accounts, and such new accounts may continue to make additional purchases and reinvest dividends and capital gains into their accounts when the High Yield Municipal Fund is closed. The Investment Adviser may open or close the High Yield Municipal Fund to new investors from time to time or for extended periods of time at its discretion.
Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.
37

Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.
Customer Identification Program.  Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity or are unable to obtain all required information. The Fund and its agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.
How Are Shares Priced?
The price you pay when you buy shares is a Fund’s next-determined NAV per share (as adjusted for any applicable sales charge) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form. The price you receive when you sell shares is a Fund’s next-determined NAV per share (adjusted for any applicable CDSCs) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form, with the redemption proceeds reduced by any applicable charges (e.g., CDSCs). Each class generally calculates its NAV as follows:
NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class
A Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Fund’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate a Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of a Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.
Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded. To the extent a Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.
Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.
In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other
38

Shareholder Guide
developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.
Please note the following with respect to the price at which your transactions are processed:
◼
NAV per share of each share class is generally calculated by the Fund’s fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
◼
On any business day when the SIFMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
◼
The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
◼
The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.
Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.
Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.
Each Fund relies on various sources to calculate its NAV. The ability of the Fund’s fund accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which a Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
When Will Shares Be Issued And Dividends Begin To Be Accrued?
Net investment income dividends that are declared daily and paid monthly will begin to be accrued as follows:
◼
Shares Purchased by Federal Funds Wire or ACH Transfer:
◼
If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after payment is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.
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If a purchase order is placed through an Intermediary that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.
◼
Shares Purchased by Check:
◼
If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.
39

Other dividends or distributions will be distributed annually as a declared event and paid to shareholders of record on the record date for such events.
Common Questions Applicable to the Purchase of Class A Shares
What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share.
The current sales charge and commission paid to the Intermediaries for Class A shares of the Dynamic Municipal Income Fund are as follows:
Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Maximum Dealer Allowance as Percentage of Offering Price*
Less than $100,000	3.75%	3.90%	3.25%
$100,000 up to (but less than) $250,000	2.00	2.04	1.75
$250,000 or more	0.00**	0.00**	***
The current sales charges and commissions paid to Intermediaries for Class A Shares of the High Yield Municipal Fund are as follows:
Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Maximum Dealer Allowance as Percentage of Offering Price*
Less than $100,000	4.50%	4.71%	4.00%
$100,000 up to (but less than) $250,000	3.00	3.09	2.50
$250,000 up to (but less than) $500,000	2.50	2.56	2.00
$500,000 or more	0.00**	0.00**	***
The current sales charges and commissions paid to Intermediaries for Class A Shares of the Short Duration Tax-Free Fund are as follows:
Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Maximum Dealer Allowance as Percentage of Offering Price*
Less than $500,000	1.50%	1.52%	1.25%
$500,000 or more	0.00**	0.00**	***

*
Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be reallowed to Intermediaries. Intermediaries to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act.
**
For the Dynamic Municipal Income Fund, no sales charge is payable at the time of purchase of Class A Shares of $250,000 or more, but a CDSC of 1.00% may be imposed in the event of certain redemptions within 18 months. For the High Yield Municipal Fund, no sales charge is payable at the time of purchase of Class A Shares of $500,000 or more, but a CDSC of 1.00% may be imposed in the event of certain redemptions within 18 months. For the Short Duration Tax-Free Fund, no sales charge is payable at the time of purchase of Class A Shares of $500,000 or more, but a CDSC of 0.50% may be imposed in the event of certain redemptions within 9 months. For more information about Class A Shares’ CDSCs, please see “What Else Do I Need To Know About Class A Shares’ CDSC?” below.
***
The Distributor may pay a one-time commission to Intermediaries who initiate or are responsible for purchases of $250,000 or more of shares of the Dynamic Municipal Income Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter; for purchases of $500,000 or more of shares of the High Yield Municipal Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter; and for purchases of $500,000 or more of shares of the Short Duration Tax-Free Fund equal to 0.50% of the amount under $3 million and 0.25% thereafter. In instances where an Intermediary (including Goldman Sachs’ Private Wealth Management Unit) agrees to waive its receipt of the one-time commission described above, the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedules to Intermediaries who initiate or are responsible for purchases by Employee Benefit Plans investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $250,000 or more (in the case of the Dynamic Municipal Income Fund) and $500,000 or more (in the case of the High Yield Municipal Fund and the Short Duration Tax-Free Fund) by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months, a CDSC of 1.00% (or, in the case of the Short Duration Tax-Free Fund, if shares are redeemed within 9 months, a CDSC of 0.50%) may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Intermediaries will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months (9 months in the case of the Short Duration Tax-Free Fund).
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Shareholder Guide
Different Intermediaries may impose different sales charges. These variations are described in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.”
You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in the Prospectus due to rounding calculations.
As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?” and in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts,” you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Intermediary must notify the Funds’ Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:
(i)
Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at all Intermediaries; or
(ii)
Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any Intermediary by related parties of the shareholder, such as members of the same family or household.
What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $250,000 or more of the Class A Shares of the Dynamic Municipal Income Fund and $500,000 or more of the Class A Shares of the High Yield Municipal Fund will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the beginning of the month in which the purchase was made, a CDSC of 1.00% may be imposed. In the case of the Short Duration Tax-Free Fund, purchases of $500,000 or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem your Short Duration Tax-Free Fund shares within 9 months after the beginning of the month in which the purchase was made, a CDSC of 0.50% may be imposed. The CDSC may not be imposed if your Intermediary agrees with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?” below and, if you hold shares through an Intermediary, see “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.”
When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:
◼
Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
◼
Qualified employee benefit plans of Goldman Sachs;
◼
Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
◼
Any employee or registered representative of any Intermediary (or such Intermediaries’ affiliates and subsidiaries) or their respective spouses or domestic partners, children and parents;
◼
Banks, trust companies or other types of depository institutions;
◼
Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
◼
Employee Benefit Plans, other than Employee Benefit Plans that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed. Under such circumstances, Plans will be assessed sales charges as described further in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares,”;
◼
Investors who purchase Class A Shares through an omnibus account sponsored by an Intermediary that has an agreement with the Distributor covering such investors to offer Class A Shares without charging an initial sales charge;
◼
Insurance company separate accounts that make the Funds available as underlying investments in certain group annuity contracts;
◼
“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
◼
Investment advisers investing for accounts for which they receive asset-based fees;
◼
Accounts over which GSAM or its advisory affiliates have investment discretion;
◼
Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
◼
State sponsored 529 college savings plans;
◼
Investors that purchase Class A Shares through the GS Retirement Plan Plus and Goldman Sachs 401(k) Programs;
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◼
Former shareholders of certain funds who (i) received shares of a Goldman Sachs Fund in connection with a reorganization of an acquired fund into a Goldman Sachs Fund, (ii) had previously qualified for purchases of Class A Shares of the acquired funds without the imposition of a sales load under the guidelines of the applicable acquired fund family, and (iii) as of August 24, 2012 held their Goldman Sachs Fund shares directly with the Goldman Sachs Funds’ Transfer Agent, as long as they continue to hold the shares directly at the Transfer Agent; or
◼
Investors who purchase Class A Shares in accounts that are no longer associated with an Intermediary and held direct at the Transfer Agent, including retirement accounts.
You must certify eligibility for any of the above exemptions on your account application and notify your Intermediary and the Funds if you no longer are eligible for the exemption. You may be eligible for different or additional exemptions based on your Intermediary; see “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.”
A Fund will grant you an exemption subject to confirmation of your eligibility by your Intermediary. You may be charged a fee by your Intermediary.
How Can The Sales Charge On Class A Shares Be Reduced?
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Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A and/or Class C Shares, plus new purchases, reaches $100,000 ($500,000 in the case of the Short Duration Tax-Free Fund) or more. Class A and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. If a Fund’s Transfer Agent is properly notified, the “Amount of Purchase” in the chart in the section “What Is The Offering Price of Class A Shares?” will be deemed to include all Class A and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse or domestic partner, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A and/or Class C Shares held at an Intermediary other than the one handling your current purchase. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A and/or Class C Shares of the Funds and Class A and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Intermediary must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Intermediary at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records.
In some circumstances, other Class A and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A and/or Class C Shares currently held will be valued at their current market value.
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Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $100,000 ($500,000 in the case of the Short Duration Tax-Free Fund) or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. Purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. You must, however, inform the Transfer Agent (either directly or through your Intermediary) that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention. The SAI has more information about the Statement of Intention, which you should read carefully.
Different Intermediaries may have different policies regarding Rights of Accumulation and Statements of Intention. These variations are described in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.”
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Shareholder Guide
Common Questions Applicable to the Purchase Of Class C Shares
What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Fund at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1.00% (0.65% in the case of Short Duration Tax-Free Fund) will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1.00% (0.65% in the case of Short Duration Tax-Free Fund) may be imposed upon the plan sponsor or third party administrator. Class C Shares acquired in exchange for shares subject to a CDSC will be subject to the CDSC, if any, of the shares originally held. No CDSC is imposed in connection with an exchange of Class C Shares at the time of such exchange. When Class C Shares are exchanged for Class C Shares of another fund, the period of time that such shares will be subject to a CDSC (if any) will be measured as of the date of the original purchase. With respect to such shares held by Employee Benefit Plans, the CDSC may be imposed on the plan sponsor or third party administrator.
Different Intermediaries may impose different sales charges. These variations are described in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class C Shares, including the payment of compensation to Intermediaries. A commission equal to 1% (0.65% in the case of Short Duration Tax-Free Fund) of the amount invested is normally paid by the Distributor to Intermediaries.
What Should I Know About The Automatic Conversion Of Class C Shares?
Class C Shares of the Fund will automatically convert into Class A Shares (which bear lower distribution and service (12b-1) fees and do not bear additional personal and account maintenance services fees) of the same Fund on or about the fifteenth day of the last month of the quarter that is eight years after the purchase date. No sales charges or other charges will apply in connection with any conversion.
If you acquire Class C Shares of the Fund by exchange from Class C Shares of another Goldman Sachs Fund, your Class C Shares will convert into Class A Shares of the Fund based on the date of the initial purchase. If you acquire Class C Shares through reinvestment of distributions, your Class C Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.
Shareholders will not recognize a gain or loss for federal income tax purposes upon the conversion of Class C Shares for Class A Shares of the same Fund. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain Intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.
New employee benefit plans are not eligible to purchase Class C Shares. Employee benefit plans which had this share class of the Fund available to participants on or before September 18, 2018, may continue to open accounts for new participants in such share class of the Fund and purchase additional shares in existing participant accounts.
If you purchased your shares through an Intermediary, it is the responsibility of your Intermediary to work with the Transfer Agent to effect the conversion and to ensure that Class C Shares are automatically converted after the appropriate period of time. In addition, if your shares are no longer subject to a CDSC, you may be able to exchange your Class C Shares for Class A Shares without the payment of a sales charge prior to the automatic conversion subject to the policies and procedures of the Intermediary through whom you have purchased your shares. Please contact your Intermediary with questions regarding your eligibility to exchange Class C Shares for Class A Shares.
Common Questions Applicable to the Purchase Of Class A and C Shares
What Else Do I Need To Know About The CDSC On Class A Or C Shares?
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The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
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No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
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No CDSC is charged on the per share appreciation of your account over the initial purchase price.
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When counting the number of months since a purchase of Class A or Class C Shares was made, all purchases made during a month will be combined and considered to have been made on the first day of that month.
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To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.
In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?
The CDSC on Class A and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
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Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
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Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
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The separation from service by a participant or beneficiary in an Employee Benefit Plan;
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Excess contributions distributed from an Employee Benefit Plan;
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Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;
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The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
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Satisfying the minimum distribution requirements of the Code;
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Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
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Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;
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A systematic withdrawal plan. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% of the value of your Class C Shares and 10% of the value of your Class A Shares;
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Redemptions or exchanges of Fund shares held through an Employee Benefit Plan using the Fund as part of a qualified default investment alternative or “QDIA”; or
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Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through Employee Benefit Plans.
You may be eligible for different or additional exemptions based on your Intermediary; see “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
How To Sell Shares
How Can I Sell Shares Of The Fund?
Generally, Shares may be sold (redeemed) only through Intermediaries. Customers of an Intermediary will normally give their redemption instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. On any business day the Fund is open, the Fund will generally redeem its Shares upon request at their next-determined NAV per share (subject to any applicable CDSC) after the Transfer Agent (or, if applicable, the Authorized Institution) has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Fund?” above. Redemptions may be requested by electronic trading platform (through your Intermediary), in writing or by telephone (unless the Intermediary opts out of the telephone redemption privilege on the account application). You should contact your Intermediary to discuss redemptions and redemption proceeds. The Fund may transfer redemption proceeds to an account with your Intermediary. In the alternative, your Intermediary may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).
When Do I Need A Medallion Signature Guarantee To Redeem Shares?
Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:
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A request is made in writing to redeem Class A, Class C or Investor Shares in an amount over $50,000 via check;
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You would like the redemption proceeds sent to an address that is not your address of record; or
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You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.
A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Intermediary to verify instructions. Additional documentation may be required.
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Shareholder Guide
What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.
In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and DST Asset Manager Solutions, Inc. (“DST”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:
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Telephone requests are recorded.
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Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
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For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
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The telephone redemption option does not apply to Shares held in an account maintained and serviced by your Intermediary. If your Shares are held in an account with an Intermediary, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
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The telephone redemption option may be modified or terminated at any time without prior notice.
Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.
How Are Redemption Proceeds Paid?
By Wire:  You may arrange for your redemption proceeds to be paid as federal funds to an account with your Intermediary or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Intermediary. The following general policies govern wiring redemption proceeds:
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Redemption proceeds will normally be paid in federal funds, between one and two business days (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
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Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
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If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
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If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
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To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
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None of the Trust, the Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or Intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or Intermediary.
By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within two business days (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed redemption request except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
45

What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
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Shares of each Fund earn dividends on the day shares are redeemed.
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Shares of the Fund earn dividends on the day shares are redeemed.
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Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
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Intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Intermediaries may set times by which they must receive redemption requests. Intermediaries may also require additional documentation from you.
The Trust reserves the right to:
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Redeem your shares in the event your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary or in the event that the Fund is no longer an option in your Employee Benefit Plan or no longer available through your Eligible Fee-Based Program.
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Redeem your shares if your account balance is below the required Fund minimum. The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
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Redeem your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.
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Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
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Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
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Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
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Charge an additional fee in the event a redemption is made via wire transfer.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Fund may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.
None of the Trust, the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of the Fund and reinvest a portion or all of the redemption proceeds in the same share class of another Goldman Sachs Fund at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days (60 days with respect to the High Yield Municipal Fund and certain other Goldman Sachs Funds offered in other prospectuses)and you must reinvest the share proceeds within 90 days after you redeem. You should obtain and read the applicable prospectus before investing in any other Goldman Sachs Fund.
You may reinvest redemption proceeds as follows:
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If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption.
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Shareholder Guide
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The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
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You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.
Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact your Intermediary to arrange for exchanges of shares of the Fund for shares of another Goldman Sachs Fund.
You should keep in mind the following factors when making or considering an exchange:
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You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
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Currently, the Fund does not impose any charge for exchanges although the Fund may impose a charge in the future.
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The exchanged shares of the new Goldman Sachs Fund may later be exchanged for shares of the same class of the original Fund held at the next determined NAV without the imposition of an initial sales charge or CDSC. However, if additional shares of the new Goldman Sachs Fund were purchased after the initial exchange, and that Fund’s shares do not impose a sales charge or CDSC, then the applicable sales charge or CDSC of the original Fund’s shares will be imposed upon the exchange of those shares.
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When you exchange shares subject to a CDSC, no CDSC will be charged at that time. However, for purposes of determining the amount of CDSC applicable to those shares acquired in the exchange, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC, and the amount and terms of the CDSC will be those applicable to the original shares acquired and will not be affected by a subsequent exchange.
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Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Intermediary.
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All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Goldman Sachs Fund need not meet the traditional minimum investment requirement for that Fund if the entire balance of the original Fund account is exchanged.
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Exchanges are available only in states where exchanges may be legally made.
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It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
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Goldman Sachs and DST may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
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Normally, a telephone exchange will be made only to an identically registered account.
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Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
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Exchanges into the Fund from another Goldman Sachs Fund received by the close of regular trading on the New York Stock Exchange will normally begin to accrue dividends on the next business day.
For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Employee Benefit Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.
Shareholder Services
Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make automatic investments in Class A and Class C Shares through your bank via ACH transfer or via bank draft or through your Intermediary each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available online at www.gsamfunds.com and from your Intermediary, or you may check the appropriate box on the account application.
Can My Distributions From The Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.
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Shares will be purchased at NAV.
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You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
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You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
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You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.
Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of Class A or Class C Shares of the Fund for shares of the same class of other Goldman Sachs Funds.
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Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
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You may elect to exchange into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
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Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
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Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
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Minimum dollar amount: $50 per month.
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You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
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You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.
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An exchange is considered a redemption and a purchase and therefore may be a taxable transaction.
Can I Have Systematic Withdrawals Made On A Regular Basis?
You may redeem from your Class A or Class C Share account systematically via check or ACH transfer or through your Intermediary in any amount of $50 or more.
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It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A or Class C Shares because of the sales charges that are imposed on certain purchases of Class A Shares and because of the CDSCs that are imposed on certain redemptions of Class A and Class C Shares.
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Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including, the 3rd and 26th of the month.
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Each systematic withdrawal is a redemption and therefore may be a taxable transaction.
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The CDSC applicable to Class A or Class C Shares redeemed under the systematic withdrawal plan may be waived. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class C Shares and 10% of the value of your Class A Shares.
What Types Of Reports Will I Be Sent Regarding My Investment?
Intermediaries are responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to their customers for such services.
You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement if you invest in Class A, Class C or Investor Shares and a monthly account statement if you invest in Institutional, Service or Class R6 Shares. If your account is held through your Intermediary, you will receive this information from your Intermediary.
You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Intermediary or Goldman Sachs Funds at the appropriate phone number or address found on the back cover of the Prospectus. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Intermediary, please contact the Intermediary to revoke your consent.
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Shareholder Guide
Distribution and Service Fees
What Are The Different Distribution And/Or Service Fees Paid By The Fund’s Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A and Class C Shares bear distribution and/or service fees paid to Goldman Sachs, some of which Goldman Sachs may pay to Intermediaries. Intermediaries seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Fund. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.
Under the Plans, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25% and 0.75% of each applicable Fund’s average daily net assets attributed to Class A and Class C Shares, respectively. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.
The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:
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Compensation paid to and expenses incurred by Intermediaries, Goldman Sachs and their respective officers, employees and sales representatives;
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Commissions paid to Intermediaries;
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Allocable overhead;
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Telephone and travel expenses;
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Interest and other costs associated with the financing of such compensation and expenses;
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Printing of prospectuses for prospective shareholders;
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Preparation and distribution of sales literature or advertising of any type; and
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All other expenses incurred in connection with activities primarily intended to result in the sale of Class A and Class C.
In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Intermediaries after the shares have been held for one year. Goldman Sachs normally begins accruing the annual 0.25% distribution fee for the Class A Shares as an ongoing commission to Intermediaries immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.
Class C Personal And Account Maintenance Services And Fees
Under the Class C Plan, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each applicable Fund’s average daily net assets attributed to Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Intermediaries and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Fund. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from this arrangement.
In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Intermediaries after the shares have been held for one year.
Service Shares Service Plan And Shareholder Administration Plan
The Trust, on behalf of the Dynamic Municipal Income Fund and the Short Duration Tax-Free Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares, pursuant to which Goldman Sachs and certain Intermediaries are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services, plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of Service Shares of the Fund that are attributable to or held in the name of Goldman Sachs or an Intermediary for its customers. Fees for personal and account maintenance services are paid pursuant to the Service Shares’ Service Plan and are subject to the requirements of Rule 12b-1 under the Investment Company Act. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.
49

Restrictions on Excessive Trading Practices
Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.
As a deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”
Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, the Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.
Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.
Fund shares may be held through omnibus arrangements maintained by Intermediaries, such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus Employee Benefit Plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these Intermediaries may not have the capability or may not be willing to apply the Fund’s market timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these Intermediaries may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Intermediary or by certain customers of the Intermediary. Intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by Intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an Intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.
50

Taxation
As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.
Unless your investment is through an Employee Benefit Plan or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.
DISTRIBUTIONS
The Fund contemplates declaring as dividends each year all or substantially all of its income. The Fund expect to distribute “exempt-interest dividends” attributable to tax-exempt interest earned by the Fund. Exempt-interest dividends are generally not subject to federal income tax, but may be subject to state or local taxes. However, investments in tax-exempt bonds can also result in the recognition of income or gain by the Fund, and thereby cause a portion of the Fund’s distributions to shareholders to be taxable. Thus, if the value of a bond appreciates while the Fund owns it (aside from the appreciation attributable to original issue discount on that bond), and the Fund then sells the bond at a gain, that gain will generally not be exempt from tax—whether or not the interest income on the bond is exempt. Gain recognized by the Fund on sales of appreciated bonds will generally be short-term or long-term capital gain depending on whether the Fund has held the bonds for more than one year, but “market discount” bonds can cause the Fund to recognize ordinary income. “Market discount” is a discount at which a bond is purchased that is attributable to a decline in the value of the bond after its original issuance. The market discount is then taken into account ratably over the bond’s remaining term to maturity, and the portion that accrues during the Fund’s holding period for the bond is generally treated as taxable ordinary income to the extent of any realized gain on the bond upon disposition or maturity. Distributions attributable to ordinary income and short-term capital gain recognized by the Fund are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.
Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. The preferential rate described above also applies to certain qualifying dividend income, but Fund distributions will generally not qualify for that favorable treatment and also will generally not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.
You should note that exempt-interest dividends paid by the Funds may be a preference item when determining your federal alternative minimum tax liability. In addition, exempt-interest dividends of all of the Funds are taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Funds will not be deductible for federal income tax purposes.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”
SALES AND EXCHANGES
Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
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OTHER INFORMATION
When you open your account, you should provide your Social Security Number or tax identification number on your account application. By law, the Fund must withhold 24% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the Internal Revenue Service (“IRS”) instructs the Fund to do so.
The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, for shares purchased on or after January 1, 2012, their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an Intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.
You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.
Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund Shares. Non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Funds. It is expected that a Fund will generally make designations of short-term gains, to the extent permitted, but the Funds do not intend to make designations of any distributions attributable to interest income. Therefore, any distributions of interest income that are not exempt-interest dividends will be subject to withholding when paid to non-U.S. investors.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.
52

Appendix A
Additional Information on Fund Risks, Securities and Techniques

A. General Fund Risks
The Funds will be subject to the risks associated with fixed income securities. These risks include, among others, interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although some asset-backed securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in asset-backed securities. For example, debtors have the option to prepay their loans. Therefore, the duration of an asset-backed security can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new loans fall sufficiently below the interest rates on existing outstanding loans, the rate of prepayment would be expected to increase. Conversely, if loan interest rates rise above the interest rates on existing outstanding loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.
A rising interest rate environment could cause the value of the Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair the Fund’s ability to achieve its investment objective. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.
To the extent a Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund invests therein.
To the extent a Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.
The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by a Fund and its shareholders; and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of each Fund’s historical portfolio turnover rates.
The Funds may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, a Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.
The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.
B. Other Fund Risks
Fundamental Policies. As a matter of fundamental policy, under normal circumstances, at least 80% of the Net Assets of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds (measured at the time of purchase) will be invested in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and, in the case of the Short Duration Tax-Free Fund is not a tax preference item under the federal alternative minimum tax.
53

Credit/Default Risks.  Debt securities purchased by the Funds may include U.S. Government Securities (including zero coupon bonds) and securities issued by state and municipal governmental entities, corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.
Debt securities rated BBB– or higher by S&P, or Baa3 or higher by Moody’s or having a comparable credit rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Certain Funds also have credit rating requirements for the securities they buy, which are applied at the time of purchase. For the purpose of determining compliance with any credit rating requirement, each Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. For this purpose, each Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. Unrated securities may be purchased by a Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements.
A security satisfies a Fund’s credit rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s credit rating requirement at the time of purchase and is subsequently downgraded below a minimum rating requirement or upgraded above a maximum rating requirement, the Fund will not be required to dispose of such security. If a downgrade or upgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.
The Dynamic Municipal Income and High Yield Municipal Funds may invest in non-investment grade fixed income securities (i.e., securities rated BB+ or Ba1 or below (or comparable unrated securities) commonly referred to as “junk bonds”). Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities. Junk bonds are considered speculative and may be questionable as to principal and interest payments.
In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.
See “Non-Investment Grade Fixed Income Securities” in “Appendix A—Additional Information on Fund Risks, Securities and Techniques.”
Risks of Derivative Investments.  The Funds may invest in derivative instruments including, without limitation, options, futures, options on futures, forwards, swaps, interest rate caps, floors and collars. Derivatives may be used for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by a Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker or counterparty with whom a Fund has an open derivative position. Losses may also arise if the Funds receive cash collateral under the transaction and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. If cash collateral is not invested, a Fund may be exposed to additional risk of loss in the event of the insolvency of its custodian holding such collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risk through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Using derivatives for nonhedging purposes presents greater risk of loss than derivatives used for hedging purposes. Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.
Risks of Illiquid Investments.  Each Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in
54

Appendix A
determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that a Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.
Investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid. If one or more investments in a Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause a Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”
Temporary Investment Risks.  Each Fund may, for temporary defensive purposes (and to the extent that it is permitted to invest in the following), invest up to 100% of its total assets in:
◼
U.S. Government Securities
◼
Commercial paper rated at least A-2 by S&P, P-2 by Moody’s or having a comparable rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
◼
Certificates of deposit
◼
Bankers’ acceptances
◼
Repurchase agreements
◼
Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
◼
ETFs
◼
Other investment companies
◼
Cash items
The Funds may invest more than 20% of their respective Net Assets in taxable investments and cash items and, with respect to the High Yield Municipal Fund, more than 35% of its Net Assets, in high grade securities and cash items under unusual conditions. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
C.  Fund Securities and Techniques
This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.
The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.
Municipal Securities.  The Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. The interest on tax-free Municipal Securities will normally be exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Because of their tax-exempt status, the yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed income securities.
Municipal Securities include both “general” obligation and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.
Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities in which the Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities. Dividends paid by the Funds based on investments in private activity bonds will be subject to the federal alternative minimum tax.
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The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.
In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.
Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s duration. There is risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.
Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in such Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.
The Funds may invest 25% or more of the value of their respective total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Security. For example, a Fund may invest all of its assets in (a) Municipal Securities the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; or (c) industrial development obligations (except where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry). A Fund’s investments in these Municipal Securities will subject the Fund to a greater extent to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of investment.
The Funds may invest in Municipal Securities issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. Such securities may be considered below investment grade or may be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of a Fund that holds such securities.
The High Yield Municipal Fund may own a large percentage of any one general assessment bond issuance. Therefore, the Fund may be adversely impacted if the issuing municipality fails to pay principal and/or interest on those bonds.
56

Appendix A
In purchasing Municipal Securities, each Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.
U.S. Government Securities.  Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.
U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).
U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.
U.S. Treasury Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest rate when due, or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Government Securities if it is not obligated to do so by law.
Asset-Backed Securities.  Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates. While asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.
Corporate Debt Obligations; Trust Preferred Securities and Convertible Securities.  The Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. The Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.
Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a
57

convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.
Structured Securities and Inverse Floaters.  The Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.
The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging a Fund’s investments so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations.
Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.
Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.
Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.
Floating and Variable Rate Obligations.  Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.
Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating and variable rate obligations may have an adverse affect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.
For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Funds, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Funds from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
58

Appendix A
Zero Coupon; Deferred Interest; Pay-In-Kind; and Capital Appreciation Bonds.  Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.
Options on Securities and Securities Indices.  A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) call and put options and purchase put and call options on any securities and other instruments in which the Fund may invest or any index consisting of securities or other instruments in which it may invest.
The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. exchanges or over-the-counter. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.
Yield Curve Options.  Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.
Futures Contracts and Options on Futures Contracts.  Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges.
Each Fund may, to the extent consistent with its investment policies, purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.
Futures contracts and related options present the following risks:
◼
While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
◼
Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
◼
The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
◼
Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
◼
As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
◼
Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
59

When-Issued Securities and Forward Commitments.  Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must identify on its books liquid assets, or engage in other appropriate measures to “cover” its obligations.
Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. The collateral may consist of any type of security in which the Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.
If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.
Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Borrowings and Reverse Repurchase Agreements.  Each Fund can borrow money from banks and other financial institutions, and certain Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of a Fund’s total assets (including the amount borrowed).
Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. In addition, while the High Yield Municipal Fund does not intend generally to leverage its investments through borrowings, it may from time to time borrow money on a short term basis (to the extent permitted by applicable law) for investment purposes. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.
Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. A Fund must identify on its books liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in reverse repurchase agreements.
Interest Rate Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Certain Funds may enter into some or all of the following swap transactions and options agreements, including interest rate caps, floors and collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security or pool of securities. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give a party the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the party may also be required to pay the dollar value of that decline to the counterparty.
60

Appendix A
The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms which generally entails a greater risk of loss than the Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
Each Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of the credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.
When a Fund writes (sells) credit swaps on individual securities or instruments, the Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.
The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.
Currently, certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher amounts for uncleared swaps.
Other Investment Companies.  Each Fund may invest in securities of other investment companies, including ETFs and money market funds such as iSharesSM, subject to statutory limitations prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of total assets in securities of all investment companies.
Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies (including ETFs and money market funds) and business development companies beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.
Additionally, to the extent that any Fund serves as an “acquired fund” to another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Investment Company Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).
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The use of ETFs is generally intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.
A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
Non-Investment Grade Fixed Income Securities.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments. The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.
A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.
The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
62

Appendix A
Downgraded Securities.  After its purchase, a portfolio security may be assigned a lower rating or cease to be rated, which may affect the market value and liquidity of the security. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
Distressed Debt.  A Fund that invests in distressed debt may risk holding the securities through bankruptcy proceedings. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that a Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.
Equity Investments.  After its purchase, a portfolio investment (such as a convertible debt obligation) may convert to an equity security. Alternatively, a Fund may acquire equity securities in connection with a restructuring or other similar event related to one or more of its investments. If this occurs, a Fund may continue to hold the investment (or make additional purchases of that equity investment) if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
Asset Segregation.  As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Funds must identify on their books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not a permissible offsetting position or a contractual “netting” agreement with respect to swaps (other than credit default swaps where the Fund is the protection seller). However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Forwards and futures contracts that do not cash settle may be treated as cash settled for asset segregation purposes when the Funds have entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Funds’ exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the 1940 Act and SEC or SEC staff guidance. By identifying assets equal to only their net obligations under certain instruments, the Funds will have the ability to employ leverage to a greater extent than if the Funds were required to identify assets equal to the full notional amount of the instrument.
In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed above. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires the Fund to trade derivatives (and other transactions that create future payment or delivery obligations) subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
63

Appendix B
Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years  (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request).
	Goldman Sachs Dynamic Municipal Income Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$16.63	$15.59	$16.02	$15.59	$15.46
Net investment income(a)	0.33	0.36	0.37	0.44	0.47
Net realized and unrealized gain (loss)	(0.92)	1.03	(0.43)	0.42	0.11
Total from investment operations	(0.59)	1.39	(0.06)	0.86	0.58
Distributions to shareholders from net investment income	(0.32)	(0.35)	(0.37)	(0.43)	(0.45)
Net asset value, end of year	$15.72	$16.63	$15.59	$16.02	$15.59
Total Return(b)	(3.66)%	9.00%	(0.43)%	5.62%	3.81%
Net assets, end of year (in 000’s)	$1,389,169	$1,521,711	$1,330,377	$769,894	$315,142
Ratio of net expenses to average net assets	0.72%	0.72%	0.73%	0.74%	0.76%
Ratio of total expenses to average net assets	0.74%	0.75%	0.76%	0.78%	0.85%
Ratio of net investment income to average net assets	1.97%	2.21%	2.25%	2.78%	2.98%
Portfolio turnover rate(c)	15%	6%	23%	16%	12%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
64

Appendix B

	Goldman Sachs Dynamic Municipal Income Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$16.64	$15.60	$16.03	$15.60	$15.47
Net investment income(a)	0.20	0.24	0.24	0.32	0.35
Net realized and unrealized gain (loss)	(0.93)	1.03	(0.42)	0.42	0.12
Total from investment operations	(0.73)	1.27	(0.18)	0.74	0.47
Distributions to shareholders from net investment income	(0.19)	(0.23)	(0.25)	(0.31)	(0.34)
Net asset value, end of year	$15.72	$16.64	$15.60	$16.03	$15.60
Total Return(b)	(4.44)%	8.19%	(1.17)%	4.83%	3.03%
Net assets, end of year (in 000’s)	$144,456	$153,277	$141,952	$83,931	$47,379
Ratio of net expenses to average net assets	1.47%	1.47%	1.48%	1.49%	1.51%
Ratio of total expenses to average net assets	1.49%	1.50%	1.51%	1.53%	1.60%
Ratio of net investment income to average net assets	1.22%	1.46%	1.50%	2.04%	2.23%
Portfolio turnover rate(c)	15%	6%	23%	16%	12%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
65

	Goldman Sachs Dynamic Municipal Income Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$16.62	$15.58	$16.02	$15.59	$15.46
Net investment income(a)	0.38	0.41	0.42	0.49	0.52
Net realized and unrealized gain (loss)	(0.92)	1.03	(0.43)	0.43	0.12
Total from investment operations	(0.54)	1.44	(0.01)	0.92	0.64
Distributions to shareholders from net investment income	(0.37)	(0.40)	(0.43)	(0.49)	(0.51)
Net asset value, end of year	$15.71	$16.62	$15.58	$16.02	$15.59
Total Return(b)	(3.35)%	9.37%	(0.16)%	5.97%	4.17%
Net assets, end of year (in 000’s)	$4,492,546	$4,188,941	$3,206,615	$1,858,949	$1,296,146
Ratio of net expenses to average net assets	0.39%	0.39%	0.39%	0.40%	0.42%
Ratio of total expenses to average net assets	0.41%	0.42%	0.42%	0.44%	0.51%
Ratio of net investment income to average net assets	2.30%	2.54%	2.59%	3.14%	3.32%
Portfolio turnover rate(c)	15%	6%	23%	16%	12%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
66

Appendix B

	Goldman Sachs Dynamic Municipal Income Fund
	Service Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$16.71	$15.67	$16.10	$15.66	$15.54
Net investment income(a)	0.30	0.34	0.34	0.42	0.44
Net realized and unrealized gain (loss)	(0.93)	1.03	(0.42)	0.43	0.11
Total from investment operations	(0.63)	1.37	(0.08)	0.85	0.55
Distributions to shareholders from net investment income	(0.29)	(0.33)	(0.35)	(0.41)	(0.43)
Net asset value, end of year	$15.79	$16.71	$15.67	$16.10	$15.66
Total Return(b)	(3.87)%	8.79%	(0.58)%	5.50%	3.58%
Net assets, end of year (in 000’s)	$24	$26	$203	$38	$36
Ratio of net expenses to average net assets	0.90%	0.89%	0.89%	0.90%	0.92%
Ratio of total expenses to average net assets	0.92%	0.92%	0.92%	0.93%	1.01%
Ratio of net investment income to average net assets	1.79%	2.06%	2.09%	2.65%	2.83%
Portfolio turnover rate(c)	15%	6%	23%	16%	12%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
67

	Goldman Sachs Dynamic Municipal Income Fund
	Investor Shares(a)
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$16.61	$15.57	$16.00	$15.57	$15.45
Net investment income(b)	0.37	0.40	0.41	0.48	0.50
Net realized and unrealized gain (loss)	(0.92)	1.03	(0.43)	0.42	0.11
Total from investment operations	(0.55)	1.43	(0.02)	0.90	0.61
Distributions to shareholders from net investment income	(0.36)	(0.39)	(0.41)	(0.47)	(0.49)
Net asset value, end of year	$15.70	$16.61	$15.57	$16.00	$15.57
Total Return(c)	(3.43)%	9.28%	(0.19)%	5.88%	4.01%
Net assets, end of year (in 000’s)	$1,469,286	$1,193,082	$904,160	$480,724	$160,475
Ratio of net expenses to average net assets	0.47%	0.47%	0.48%	0.49%	0.51%
Ratio of total expenses to average net assets	0.49%	0.50%	0.51%	0.53%	0.59%
Ratio of net investment income to average net assets	2.22%	2.46%	2.50%	3.03%	3.22%
Portfolio turnover rate(d)	15%	6%	23%	16%	12%
(a)
Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
68

Appendix B

	Goldman Sachs Dynamic Municipal Income Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2018(a)
	2022	2021	2020	2019
Per Share Data
Net asset value, beginning of period	$16.63	$15.59	$16.02	$15.59	$15.56
Net investment income(b)	0.38	0.41	0.42	0.49	0.17
Net realized and unrealized gain (loss)	(0.92)	1.04	(0.42)	0.43	0.03
Total from investment operations	(0.54)	1.45	—(c)	0.92	0.20
Distributions to shareholders from net investment income	(0.37)	(0.41)	(0.43)	(0.49)	(0.17)
Net asset value, end of period	$15.72	$16.63	$15.59	$16.02	$15.59
Total Return(d)	(3.39)%	9.37%	(0.08)%	5.98%	1.27%
Net assets, end of period (in 000’s)	$163,855	$97,337	$69,532	$44,934	$10
Ratio of net expenses to average net assets	0.38%	0.38%	0.38%	0.39%	0.40%(e)
Ratio of total expenses to average net assets	0.40%	0.41%	0.41%	0.42%	0.43%(e)
Ratio of net investment income to average net assets	2.31%	2.55%	2.61%	3.11%	3.28%(e)
Portfolio turnover rate(f)	15%	6%	23%	16%	12%
(a)
Commencement of operations on November 30, 2017.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Amount is less than $0.005 per share.
(d)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)
Annualized.
(f)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
69

	Goldman Sachs High Yield Municipal Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.49	$9.59	$9.91	$9.55	$9.35
Net investment income(a)	0.31	0.33	0.37	0.38	0.38
Net realized and unrealized gain (loss)	(0.65)	0.89	(0.34)	0.35	0.18
Total from investment operations	(0.34)	1.22	0.03	0.73	0.56
Distributions to shareholders from net investment income	(0.29)	(0.32)	(0.35)	(0.37)	(0.36)
Net asset value, end of year	$9.86	$10.49	$9.59	$9.91	$9.55
Total Return(b)	(3.36)%	12.87%	0.13%	7.79%	6.10%
Net assets, end of year (in 000’s)	$539,203	$594,728	$419,784	$377,942	$250,436
Ratio of net expenses to average net assets	0.85%	0.85%	0.85%	0.85%	0.85%
Ratio of total expenses to average net assets	0.88%	0.89%	0.91%	0.92%	0.92%
Ratio of net investment income to average net assets	2.90%	3.23%	3.61%	3.97%	4.00%
Portfolio turnover rate(c)	13%	7%	20%	16%	16%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
70

Appendix B

	Goldman Sachs High Yield Municipal Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.49	$9.59	$9.91	$9.55	$9.35
Net investment income(a)	0.23	0.25	0.29	0.31	0.31
Net realized and unrealized gain (loss)	(0.65)	0.89	(0.34)	0.35	0.18
Total from investment operations	(0.42)	1.14	(0.05)	0.66	0.49
Distributions to shareholders from net investment income	(0.21)	(0.24)	(0.27)	(0.30)	(0.29)
Net asset value, end of year	$9.86	$10.49	$9.59	$9.91	$9.55
Total Return(b)	(4.09)%	12.03%	(0.62)%	6.99%	5.30%
Net assets, end of year (in 000’s)	$76,559	$80,215	$77,387	$60,899	$59,381
Ratio of net expenses to average net assets	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of total expenses to average net assets	1.63%	1.64%	1.66%	1.67%	1.67%
Ratio of net investment income to average net assets	2.15%	2.50%	2.85%	3.22%	3.25%
Portfolio turnover rate(c)	13%	7%	20%	16%	16%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
71

	Goldman Sachs High Yield Municipal Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.49	$9.59	$9.91	$9.55	$9.36
Net investment income(a)	0.34	0.36	0.40	0.41	0.41
Net realized and unrealized gain (loss)	(0.64)	0.89	(0.34)	0.35	0.17
Total from investment operations	(0.30)	1.25	0.06	0.76	0.58
Distributions to shareholders from net investment income	(0.33)	(0.35)	(0.38)	(0.40)	(0.39)
Net asset value, end of year	$9.86	$10.49	$9.59	$9.91	$9.55
Total Return(b)	(3.06)%	13.22%	0.43%	8.10%	6.29%
Net assets, end of year (in 000’s)	$1,808,838	$1,416,246	$894,702	$699,635	$5,026,846
Ratio of net expenses to average net assets	0.54%	0.54%	0.55%	0.56%	0.56%
Ratio of total expenses to average net assets	0.55%	0.56%	0.57%	0.58%	0.58%
Ratio of net investment income to average net assets	3.21%	3.54%	3.91%	4.27%	4.29%
Portfolio turnover rate(c)	13%	7%	20%	16%	16%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
72

Appendix B

	Goldman Sachs High Yield Municipal Fund
	Investor Shares(a)
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.50	$9.60	$9.92	$9.56	$9.37
Net investment income(b)	0.33	0.35	0.39	0.41	0.41
Net realized and unrealized gain (loss)	(0.64)	0.89	(0.34)	0.34	0.17
Total from investment operations	(0.31)	1.24	0.05	0.75	0.58
Distributions to shareholders from net investment income	(0.32)	(0.34)	(0.37)	(0.39)	(0.39)
Net asset value, end of year	$9.87	$10.50	$9.60	$9.92	$9.56
Total Return(c)	(3.12)%	13.14%	0.38%	8.05%	6.26%
Net assets, end of year (in 000’s)	$565,860	$496,140	$331,991	$202,256	$85,209
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of total expenses to average net assets	0.63%	0.65%	0.66%	0.66%	0.67%
Ratio of net investment income to average net assets	3.15%	3.48%	3.85%	4.21%	4.26%
Portfolio turnover rate(d)	13%	7%	20%	16%	16%
(a)
Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
73

	Goldman Sachs High Yield Municipal Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2018(a)
	2022	2021	2020	2019
Per Share Data
Net asset value, beginning of period	$10.48	$9.58	$9.91	$9.55	$9.46
Net investment income(b)	0.34	0.35	0.40	0.41	0.14
Net realized and unrealized gain (loss)	(0.64)	0.90	(0.35)	0.35	0.08
Total from investment operations	(0.30)	1.25	0.05	0.76	0.22
Distributions to shareholders from net investment income	(0.33)	(0.35)	(0.38)	(0.40)	(0.13)
Net asset value, end of period	$9.85	$10.48	$9.58	$9.91	$9.55
Total Return(c)	(3.06)%	13.24%	0.32%	8.09%	2.33%
Net assets, end of period (in 000’s)	$10,354	$11,001	$11	$11	$10
Ratio of net expenses to average net assets	0.53%	0.53%	0.54%	0.55%	0.57%(d)
Ratio of total expenses to average net assets	0.54%	0.55%	0.57%	0.55%	0.60%(d)
Ratio of net investment income to average net assets	3.22%	3.44%	3.92%	4.28%	4.36%(d)
Portfolio turnover rate(e)	13%	7%	20%	16%	16%
(a)
Commencement of operations on November 30, 2017.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
74

Appendix B

	Goldman Sachs Short Duration Tax-Free Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.83	$10.63	$10.66	$10.48	$10.52
Net investment income(a)	0.07	0.11	0.16	0.16	0.12
Net realized and unrealized gain (loss)	(0.40)	0.20	(0.03)	0.17	(0.04)
Total from investment operations	(0.33)	0.31	0.13	0.33	0.08
Distributions to shareholders from net investment income	(0.07)	(0.11)	(0.16)	(0.15)	(0.12)
Net asset value, end of year	$10.43	$10.83	$10.63	$10.66	$10.48
Total Return(b)	(3.08)%	2.92%	1.18%	3.20%	0.74%
Net assets, end of year (in 000’s)	$206,175	$255,472	$134,986	$119,675	$97,703
Ratio of net expenses to average net assets	0.68%	0.68%	0.68%	0.69%	0.68%
Ratio of total expenses to average net assets	0.72%	0.73%	0.74%	0.75%	0.75%
Ratio of net investment income to average net assets	0.66%	1.05%	1.45%	1.51%	1.18%
Portfolio turnover rate(c)	41%	20%	29%	44%	35%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
75

	Goldman Sachs Short Duration Tax-Free Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.82	$10.62	$10.65	$10.47	$10.51
Net investment income(a)	0.03	0.08	0.11	0.12	0.09
Net realized and unrealized gain (loss)	(0.41)	0.19	(0.03)	0.17	(0.05)
Total from investment operations	(0.38)	0.27	0.08	0.29	0.04
Distributions to shareholders from net investment income	(0.02)	(0.07)	(0.11)	(0.11)	(0.08)
Net asset value, end of year	$10.42	$10.82	$10.62	$10.65	$10.47
Total Return(b)	(3.47)%	2.51%	0.78%	2.80%	0.34%
Net assets, end of year (in 000’s)	$10,700	$12,988	$17,180	$15,681	$19,813
Ratio of net expenses to average net assets	1.08%	1.08%	1.08%	1.09%	1.08%
Ratio of total expenses to average net assets	1.47%	1.48%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets	0.26%	0.70%	1.04%	1.10%	0.81%
Portfolio turnover rate(c)	41%	20%	29%	44%	35%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
76

Appendix B

	Goldman Sachs Short Duration Tax-Free Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.82	$10.62	$10.64	$10.47	$10.50
Net investment income(a)	0.10	0.15	0.19	0.19	0.16
Net realized and unrealized gain (loss)	(0.41)	0.19	(0.02)	0.16	(0.04)
Total from investment operations	(0.31)	0.34	0.17	0.35	0.12
Distributions to shareholders from net investment income	(0.10)	(0.14)	(0.19)	(0.18)	(0.15)
Net asset value, end of year	$10.41	$10.82	$10.62	$10.64	$10.47
Total Return(b)	(2.89)%	3.23%	1.58%	3.42%	1.15%
Net assets, end of year (in 000’s)	$2,223,538	$2,424,423	$1,646,398	$1,488,011	$4,936,410
Ratio of net expenses to average net assets	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of total expenses to average net assets	0.39%	0.40%	0.40%	0.41%	0.41%
Ratio of net investment income to average net assets	0.96%	1.36%	1.75%	1.77%	1.52%
Portfolio turnover rate(c)	41%	20%	29%	44%	35%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
77

	Goldman Sachs Short Duration Tax-Free Fund
	Service Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.82	$10.62	$10.64	$10.47	$10.50
Net investment income(a)	0.05	0.10	0.14	0.14	0.11
Net realized and unrealized gain (loss)	(0.40)	0.19	(0.02)	0.16	(0.04)
Total from investment operations	(0.35)	0.29	0.12	0.30	0.07
Distributions to shareholders from net investment income	(0.05)	(0.09)	(0.14)	(0.13)	(0.10)
Net asset value, end of year	$10.42	$10.82	$10.62	$10.64	$10.47
Total Return(b)	(3.28)%	2.71%	1.07%	2.90%	0.65%
Net assets, end of year (in 000’s)	$126	$133	$179	$293	$287
Ratio of net expenses to average net assets	0.88%	0.88%	0.88%	0.89%	0.88%
Ratio of total expenses to average net assets	0.89%	0.90%	0.91%	0.91%	0.91%
Ratio of net investment income to average net assets	0.46%	0.91%	1.27%	1.31%	1.03%
Portfolio turnover rate(c)	41%	20%	29%	44%	35%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
78

Appendix B

	Goldman Sachs Short Duration Tax-Free Fund
	Investor Shares(a)
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.82	$10.62	$10.64	$10.47	$10.51
Net investment income(b)	0.10	0.14	0.18	0.19	0.16
Net realized and unrealized gain (loss)	(0.42)	0.20	(0.02)	0.16	(0.05)
Total from investment operations	(0.32)	0.34	0.16	0.35	0.11
Distributions to shareholders from net investment income	(0.09)	(0.14)	(0.18)	(0.18)	(0.15)
Net asset value, end of year	$10.41	$10.82	$10.62	$10.64	$10.47
Total Return(c)	(2.94)%	3.18%	1.53%	3.37%	1.01%
Net assets, end of year (in 000’s)	$154,004	$175,488	$111,743	$65,719	$21,605
Ratio of net expenses to average net assets	0.43%	0.43%	0.43%	0.44%	0.43%
Ratio of total expenses to average net assets	0.47%	0.48%	0.49%	0.50%	0.50%
Ratio of net investment income to average net assets	0.91%	1.31%	1.69%	1.79%	1.48%
Portfolio turnover rate(d)	41%	20%	29%	44%	35%
(a)
Effective August 15, 2017, Class IR changed its name to Investor Shares.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
79

	Goldman Sachs Short Duration Tax-Free Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2018(a)
	2022	2021	2020	2019
Per Share Data
Net asset value, beginning of period	$10.81	$10.61	$10.64	$10.46	$10.45
Net investment income(b)	0.10	0.15	0.19	0.21	0.06
Net realized and unrealized gain (loss)	(0.40)	0.19	(0.03)	0.15	—(c)
Total from investment operations	(0.30)	0.34	0.16	0.36	0.06
Distributions to shareholders from net investment income	(0.10)	(0.14)	(0.19)	(0.18)	(0.05)
Net asset value, end of period	$10.41	$10.81	$10.61	$10.64	$10.46
Total Return(d)	(2.79)%	3.24%	1.50%	3.51%	0.61%
Net assets, end of period (in 000’s)	$303,269	$8,393	$5,992	$5,014	$10
Ratio of net expenses to average net assets	0.37%	0.37%	0.37%	0.38%	0.36%(e)
Ratio of total expenses to average net assets	0.39%	0.39%	0.39%	0.40%	0.38%(e)
Ratio of net investment income to average net assets	0.97%	1.37%	1.75%	1.96%	1.64%(e)
Portfolio turnover rate(f)	41%	20%	29%	44%	35%
(a)
Commencement of operations on November 30, 2017.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Amount is less than $0.005 per share.
(d)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)
Annualized.
(f)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
80

Appendix C
Additional Information About Sales Charge Variations,
Waivers and Discounts
The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from the Fund or through an Intermediary. Intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the Prospectus and are disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the Prospectus. To the extent an Intermediary notifies the Investment Adviser or Distributor of its intention to impose sales charges or have sales charge waivers and/or discounts that differ from those described in the Prospectus, such information provided by that Intermediary will be disclosed in this Appendix.
In all instances, it is your responsibility to notify your Intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your Intermediary with questions regarding your eligibility for applicable sales charge variations, waivers and discounts or for additional information regarding your Intermediary’s policies for implementing particular sales charge variations, waivers and discounts. For waivers and discounts not available through a particular Intermediary, shareholders will have to purchase shares directly from the Fund or through another Intermediary to receive these waivers or discounts.
In addition to different sales charge variations, waivers and discounts, Intermediaries may have different share class exchange privileges that vary from those described in the Prospectus. You should contact your Intermediary to understand the exchange privileges available to you.
The information provided below for a particular Intermediary is reproduced based on information provided by that Intermediary. An Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Funds, the Investment Adviser or the Distributor.
MERRILL LYNCH
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch
◼
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
◼
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
◼
Shares purchased through a Merrill Lynch affiliated investment advisory program
◼
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
◼
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
◼
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
◼
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
◼
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus
◼
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on Class A and Class C Shares Available at Merrill Lynch
◼
Death or disability of the shareholder
81

◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
◼
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
◼
Shares acquired through a right of reinstatement
◼
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
◼
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-End Load Discounts Available at Merrill Lynch: Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in this prospectus
◼
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
AMERIPRISE FINANCIAL
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
Front-End Sales Charge Waivers on Class A Shares Available at Ameriprise Financial
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
◼
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
◼
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
◼
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
MORGAN STANLEY WEALTH MANAGEMENT
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
◼
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
82

Appendix C
◼
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
◼
Shares purchased through a Morgan Stanley self-directed brokerage account
◼
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares Available at Raymond James
◼
Shares purchased in an investment advisory program.
◼
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
◼
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
◼
A Shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A and Class C Shares Available at Raymond James
◼
Death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
◼
Return of excess contributions from an IRA Account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.
◼
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
◼
Shares acquired through a Right of Reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in this Prospectus.
◼
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
◼
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
JANNEY MONTGOMERY SCOTT LLC
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' Prospectus or SAI.
Front-End Sales Charge* Waivers on Class A Shares Available at Janney
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
◼
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
83

◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
◼
Shares acquired through a right of reinstatement.
◼
Class C Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares Available at Janney
◼
Shares sold upon the death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the Funds' Prospectus.
◼
Shares purchased in connection with a return of excess contributions from an IRA account.
◼
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70˝ as described in the Funds' Prospectus.
◼
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
◼
Shares acquired through a right of reinstatement.
◼
Shares exchanged into the same share class of a different fund.
Front-End Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in the Funds' Prospectus.
◼
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
◼
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*
Also referred to as an “initial sales charge.”
EDWARD D. JONES & CO., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Goldman Sachs Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
◼
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
◼
The applicable sales charge on a purchase of Class A Shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Goldman Sachs Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
84

Appendix C
◼
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
◼
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
◼
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
◼
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
◼
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
◼
Shares purchased in an Edward Jones fee-based program.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
◼
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
◼
Shares exchanged into Class A Shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
◼
Exchanges from Class C Shares to Class A Shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
◼
The death or disability of the shareholder.
◼
Systematic withdrawals with up to 10% per year of the account value.
◼
Return of excess contributions from an Individual Retirement Account (IRA).
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
◼
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
◼
Shares exchanged in an Edward Jones fee-based program.
◼
Shares acquired through NAV reinstatement.
◼
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
◼
Initial purchase minimum: $250
◼
Subsequent purchase minimum: none
Minimum Balances
◼
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
◼
A fee-based account held on an Edward Jones platform
85

◼
A 529 account held on an Edward Jones platform
◼
An account with an active systematic investment plan or letter of intent (LOI)
Exchanging Share Classes
◼
At any time it deems necessary, Edward Jones has the authority to change a share class to Class A shares of the same fund at NAV.
OPPENHEIMER & CO. INC.
Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
◼
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
◼
Shares purchased by or through a 529 Plan
◼
Shares purchased through a OPCO affiliated investment advisory program
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
◼
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
◼
Employees and registered representatives of OPCO or its affiliates and their family members
◼
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
◼
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
◼
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in this prospectus.
◼
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
ROBERT W. BAIRD & CO. (“BAIRD”)
Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI
Front-End Sales Charge Waivers on Class A Shares Available at Baird
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
◼
Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
◼
Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
86

Appendix C
◼
A shareholder in the Funds Class C shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
◼
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and C Shares Available at Baird
◼
Shares sold due to death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
◼
Shares bought due to returns of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus
◼
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
◼
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
◼
Breakpoints as described in this prospectus
◼
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time
87

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Municipal Fixed Income Funds Prospectus

FOR MORE INFORMATION
Annual/Semi-Annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.
Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).
The Fund’s annual and semi-annual reports and SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.gsamfunds.com/mutualfunds.
From time to time, certain announcements and other information regarding the Fund may be found at
http://www.gsamfunds.com/announcements-ind for individual investors or http://www.gsamfunds.com/announcements for advisers.
To obtain other information and for shareholder inquiries:
	Institutional, Service & Class R6	Class A, Class C & Investor
◼ By telephone:	1-800-621-2550	1-800-526-7384
◼ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606	Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121
◼ On the Internet:	SEC EDGAR database – http://www.sec.gov
Other information about the Fund is available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Funds' investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman Sachs & Co. LLC
TFFIPRO-22

Prospectus
July 29, 2022

GOLDMAN SACHS MUNICIPAL FIXED INCOME FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES
INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

◼
Goldman Sachs Dynamic Municipal Income Fund
◼
Class P: GAJPX
◼
Goldman Sachs High Yield Municipal Fund
◼
Class P: GGLPX
◼
Goldman Sachs Short Duration Tax-Free Fund
◼
Class P: GANPX

Goldman Sachs Dynamic Municipal Income Fund—Summary
Investment Objective
The Goldman Sachs Dynamic Municipal Income Fund (the "Fund") seeks a high level of current income that is exempt from regular federal income tax.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.35%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.40%
Expense Limitation[1]	(0.02)%
Total Annual Fund Operating Expenses After Expense Limitation	0.38%
1
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitations arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$39	$126	$222	$503

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 15% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
1

The Fund may invest up to 30% of its Net Assets in Municipal Securities that, at the time of purchase, are non-investment grade (commonly referred to as “junk bonds”). Non-investment grade securities are securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality. The Fund may purchase the securities of issuers that are in default.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund may focus its investments in issuers within the same state or economic sector. The team uses a multi-faceted approach when evaluating whether to add or maintain exposure to any individual position. A top-down approach is used to assess broad macro trends while a bottom-up analysis is used to determine relative value between individual securities. As part of the team’s fundamental investment process, the team may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. In addition, individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting. No one factor or consideration is determinative in the fundamental investment process.
Under normal interest rate conditions, the Fund’s duration is expected to range between two and eight years. (Historically, over the last five years, the duration of the Bloomberg Municipal Bond 1-10 Year Blend Index has been between approximately 3.67 and 4.16 years). “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s benchmark index is the Bloomberg Municipal Bond 1-10 Year Blend Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities or instruments may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Geographic and Sector Risk.  If the Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business, political, environmental or other development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so focused.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack
2

of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity.  Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Market Risk. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Municipal Securities Risk.  Municipal Securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on Municipal Securities is generally not subject to federal tax, any interest earned on taxable Municipal Securities is fully taxable at the federal level and may be subject to tax at the state level.
Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Fund may purchase the securities of issuers that are in default.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
State/Territory Specific Risk. The Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.
Tax Risk. Any proposed or actual changes in income tax rates or the tax-exempt status of interest income from Municipal Securities can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. Such changes may affect the Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR  (CLASS P)

	Returns	Quarter ended
Year-to-Date Return	-9.20%	June 30, 2022

3

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	3.49%	June 30, 2020
Worst Quarter Return	-4.41%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Class P Shares			4/20/2018
Returns Before Taxes	3.14%	4.58%
Returns After Taxes on Distributions	3.07%	4.49%
Returns After Taxes on Distributions and Sale of Fund Shares	2.72%	4.06%
Bloomberg Municipal Bond 1-10 Year Blend Index (reflects no deduction for fees, expenses or taxes)	0.54%	3.51%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Scott Diamond, Managing Director, has managed the Fund since 2002; Joseph Wenzel, Vice President, has managed the Fund since 2019; and Sylvia Yeh, Managing Director, has managed the Fund since 2021.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
For important tax information, please see “Tax Information” on page 13 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 13 of the Prospectus.
4

Goldman Sachs High Yield Municipal Fund—Summary
Investment Objective
The Goldman Sachs High Yield Municipal Fund (the "Fund") seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.49%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.54%
Expense Limitation[1]	(0.01)%
Total Annual Fund Operating Expenses After Expense Limitation	0.53%
1
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitations arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$54	$172	$301	$676

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 13% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund invests, under normal circumstances, a majority of its total assets measured at the time of purchase (“Total Assets”) in high-yield Municipal Securities. High-yield securities are securities that, at the time of purchase, are medium quality or non-investment grade. Medium quality securities are rated BBB or Baa by a nationally recognized statistical rating organization
5

(“NRSRO”), and non-investment grade securities are securities rated BB+, Ba1 or below by an NRSRO. Non-investment grade securities are commonly known as “junk bonds.” The Fund may also invest in unrated securities determined by the Investment Adviser to be of comparable credit quality. The Fund may purchase the securities of issuers that are in default.
Under normal circumstances, the Fund may also invest the remainder of its Total Assets in higher grade fixed income securities. In pursuing its principal investment strategy, the Investment Adviser will assess the relative value in the Municipal Securities market from both a credit and yield curve perspective. As part of the Investment Adviser’s fundamental investment process, the Investment Adviser may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. In addition, individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting. No one factor or consideration is determinative in the fundamental investment process. Tax-exempt securities offering the high current income sought by the Fund may be predominantly in the lower rating categories of NRSROs (BB+/Ba1 or lower).
The Fund may focus its investments in issuers within the same state or economic sector.
The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”). In addition, the Fund may invest in securities of other investment companies (specifically, registered money market funds) to manage uninvested cash in the portfolio.
Under normal interest rate conditions, the Fund’s duration is expected to approximate that of the Goldman Sachs High Yield Municipal Fund Composite Index (comprised of 40% Bloomberg Municipal Bond Index and 60% Bloomberg Municipal High Yield Bond Index), plus or minus two years. (Historically over the last five years, the duration of the Goldman Sachs High Yield Municipal Fund Composite Index has ranged between 5.24 and 9.08 years). “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s benchmark index is the Goldman Sachs High Yield Municipal Fund Composite Index, which is composed of the Bloomberg Municipal High Yield Bond Index (60%) and the Bloomberg Municipal Bond Index (40%) (with distributions reinvested).
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities or instruments may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Geographic and Sector Risk.  If the Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business, political, environmental or other development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so focused.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in
6

investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity.  Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Market Risk. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Municipal Securities Risk.  Municipal Securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on Municipal Securities is generally not subject to federal tax, any interest earned on taxable Municipal Securities is fully taxable at the federal level and may be subject to tax at the state level.
Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Fund may purchase the securities of issuers that are in default.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
State/Territory Specific Risk. The Fund's investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.
Tax Risk. Any proposed or actual changes in income tax rates or the tax-exempt status of interest income from Municipal Securities can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. Such changes may affect the Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of certain broad-based securities market indices and to the Goldman Sachs High Yield Municipal Fund Composite Index, a custom benchmark comprised of the Bloomberg Municipal High Yield Bond Index (60%) and the Bloomberg Municipal Bond Index (40%) (with distributions reinvested). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
7

CALENDAR YEAR (CLASS P)

	Returns	Quarter ended
Year-to-Date Return	-12.81%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	4.69%	December 31, 2020
Worst Quarter Return	-5.95%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Class P Shares			4/20/2018
Returns Before Taxes	5.80%	6.68%
Returns After Taxes on Distributions	5.71%	6.55%
Returns After Taxes on Distributions and Sale of Fund Shares	4.64%	5.89%
Goldman Sachs High Yield Municipal Fund Composite Index	5.22%	6.20%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.52%	4.58%
Bloomberg Municipal High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	7.77%	7.28%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Scott Diamond, Managing Director, has managed the Fund since 2002; Joseph Wenzel, Vice President, has managed the Fund since 2019; and Sylvia Yeh, Managing Director, has managed the Fund since 2021.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
For important tax information, please see “Tax Information” on page 13 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 13 of the Prospectus.
8

Goldman Sachs Short Duration Tax-Free Fund—Summary
Investment Objective
The Goldman Sachs Short Duration Tax-Free Fund (the "Fund") seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.34%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.39%
Expense Limitation[1]	(0.01)%
Total Annual Fund Operating Expenses After Expense Limitation	0.38%
1
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitations arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$39	$124	$218	$492

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 41% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal market conditions, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”), the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal market
9

conditions, the Fund’s investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund’s Net Assets. The interest from private activity bonds (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The team uses a multi-faceted approach when evaluating whether to add or maintain exposure to any individual position. A top-down approach is used to assess broad macro trends while a bottom-up analysis is used to determine relative value between individual securities. As part of the team’s fundamental investment process, the team may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. In addition, individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting. No one factor or consideration is determinative in the fundamental investment process.
Under normal interest rate conditions, the Fund’s duration is expected to approximate that of the Bloomberg Municipal Bond 1-3 Year Blend Index, plus or minus 0.5 years. (Historically, over the last five years, the duration of the Bloomberg Municipal Bond 1-3 Year Blend Index has ranged between 2.04 and 2.25 years). The reference to “Short Duration” in the Fund’s name refers to this duration. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s benchmark index is the Bloomberg Municipal Bond 1-3 Year Blend Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities or instruments may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Geographic and Sector Risk.  If the Fund invests a significant portion of its total assets in certain issuers within the same state, geographic region or economic sector, an adverse economic, business, political, environmental or other development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so focused.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack
10

of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity.  Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Market Risk. The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Municipal Securities Risk.  Municipal Securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on Municipal Securities is generally not subject to federal tax, any interest earned on taxable Municipal Securities is fully taxable at the federal level and may be subject to tax at the state level.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
State/Territory Specific Risk. The Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation.
Tax Risk. Any proposed or actual changes in income tax rates or the tax-exempt status of interest income from Municipal Securities can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. Such changes may affect the Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS P)

	Returns	Quarter ended
Year-to-Date Return	-3.64%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	1.72%	June 30, 2020
Worst Quarter Return	-0.71%	March 31, 2020

11

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Class P Shares			4/20/2018
Returns Before Taxes	0.33%	2.29%
Returns After Taxes on Distributions	0.28%	2.23%
Returns After Taxes on Distributions and Sale of Fund Shares	0.54%	2.05%
Bloomberg Municipal Bond 1-3 Year Blend Index (reflects no deduction for fees, expenses or taxes)	0.35%	2.11%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Scott Diamond, Managing Director, has managed the Fund since 2002; Joseph Wenzel, Vice President, has managed the Fund since 2019; and Sylvia Yeh, Managing Director, has managed the Fund since 2021.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
For important tax information, please see “Tax Information” on page 13 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 13 of the Prospectus.
12

Municipal Fixed Income Funds –
Additional Summary Information

Tax Information
The Funds’ distributions of interest on municipal obligations generally are not subject to federal income tax; however the Funds may distribute taxable dividends, including distributions of short-term capital gains, and long-term capital gains. In addition, interest on certain obligations may be subject to the federal alternative minimum tax. To the extent that the Funds’ distributions are derived from interest on obligations that are not exempt from applicable state and local taxes, such distributions will be subject to such state and local taxes.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase a Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.
13

Investment Management Approach

INVESTMENT OBJECTIVE
The Dynamic Municipal Income Fund seeks a high level of current income that is exempt from regular federal income tax. The High Yield Municipal Fund seeks a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation. The Short Duration Tax-Free Fund seeks a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax.
PRINCIPAL INVESTMENT STRATEGIES
Dynamic Municipal Income Fund
The Fund invests, under normal market conditions, at least 80% of its Net Assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund may invest up to 30% of its Net Assets in Municipal Securities that, at the time of purchase, are non-investment grade (commonly referred to as “junk bonds”). Non-investment grade securities are securities rated BB+, Ba1 or below by a NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. The Fund may purchase the securities of issuers that are in default.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund may focus its investments in issuers within the same state or economic sector. The team uses a multi-faceted approach when evaluating whether to add or maintain exposure to any individual position. A top-down approach is used to assess broad macro trends while a bottom-up analysis is used to determine relative value between individual securities. Individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting.
Under normal interest rate conditions, the Fund’s duration is expected to range between two and eight years. (Historically, over the last five years, the duration of the Bloomberg Municipal Bond 1-10 Year Blend Index has been between approximately 3.67 and 4.16 years). Although the Fund is not managed towards an average maturity, it is expected that the average maturity of the Fund’s portfolio will change in relation to the duration of the Bloomberg Municipal Bond 1-10 Year Blend Index.
The Fund’s benchmark index is the Bloomberg Municipal Bond 1-10 Year Blend Index. The Bloomberg Municipal Bond 1-10 Year Blend Index is an investment grade, national focused municipal bond index with maturities ranging from 1-12 years.
High Yield Municipal Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The Fund invests, under normal circumstances, a majority of its Total Assets in high-yield Municipal Securities. High-yield securities are securities that, at the time of purchase, are medium quality or non-investment grade. Medium quality securities are rated BBB or Baa by a NRSRO, and non-investment grade securities are securities rated BB+, Ba1 or below by an NRSRO. Non-investment grade securities are commonly known as “junk bonds.” The Fund may also invest in unrated securities determined by the Investment Adviser to be of comparable credit quality. The Fund may purchase the securities of issuers that are in default.
Under normal circumstances, the Fund may also invest the remainder of its Total Assets in higher grade fixed income securities. In pursuing its principal investment strategy, the Investment Adviser will assess the relative value in the Municipal Securities market from both a credit and yield curve perspective. Individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting. Tax-exempt securities offering the high current income sought by the Fund may be predominantly in the lower rating categories of NRSROs (BB+/Ba1 or lower).
The Fund may focus its investments in issuers in the same state or economic sector.
14

Investment Management Approach
The Fund may invest up to 100% of its Net Assets in private activity bonds, the interest on which (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs. In addition, the Fund may invest in securities of other investment companies (specifically, registered money market funds) to manage uninvested cash in the portfolio.
Under normal interest rate conditions, the Fund’s duration is expected to approximate that of the Goldman Sachs High Yield Municipal Fund Composite Index (comprised of 40% Bloomberg Municipal Bond Index and 60% Bloomberg Municipal High Yield Bond Index), plus or minus two years. (Historically, over the last five years, the duration of the Goldman Sachs High Yield Municipal Fund Composite Index has ranged between 5.24 and 9.08 years).
The Fund’s benchmark indices are the Bloomberg Municipal High Yield Bond Index, the Bloomberg Municipal Bond Index and the Goldman Sachs High Yield Municipal Fund Composite Index. The Bloomberg Municipal High Yield Bond Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s with a remaining maturity of at least one year. The Bloomberg Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate and tax-exempt issues, with a remaining maturity of at least one year. The Goldman Sachs High Yield Municipal Fund Composite Index is a custom benchmark comprised of the Bloomberg Municipal High Yield Bond Index (60%) and the Bloomberg Municipal Bond Index (40%) (with distributions reinvested).
Short Duration Tax-Free Fund
The Fund invests, under normal market conditions, at least 80% of its Net Assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and is not a tax preference item under the federal alternative minimum tax. Under normal market conditions, the Fund’s investments in private activity bonds and taxable investments will not exceed, in the aggregate, 20% of the Fund’s Net Assets. The interest from private activity bonds (including the Fund’s distributions of such interest) may be a preference item for purposes of the federal alternative minimum tax. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund invests in securities rated at least BBB or Baa by a NRSRO at the time of purchase, or if unrated, determined by its investment adviser to be of comparable credit quality.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The team uses a multi-faceted approach when evaluating whether to add or maintain exposure to any individual position. A top-down approach is used to assess broad macro trends while a bottom-up analysis is used to determine relative value between individual securities. Individual securities will be considered for purchase or sale based on credit profile, risk, structure, pricing, and portfolio impact, as well as duration management, restructuring, opportunistic trading and tax loss harvesting.
Under normal interest rate conditions, the Fund’s duration is expected to approximate that of the Bloomberg Municipal Bond 1-3 Year Blend Index, plus or minus 0.5 years. (Historically, over the last five years, the duration of the Bloomberg Municipal Bond 1-3 Year Blend Index has ranged between 2.04 and 2.25 years). The reference to “Short-Duration” in the Fund’s name refers to this duration.
The Fund’s benchmark index is the Bloomberg Municipal Bond 1-3 Year Blend Index, an unmanaged index that represents investment grade municipal bonds with maturities greater than one year and less than four years.
All Funds
The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes (and to the extent that it is permitted to invest in the following), each Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), commercial paper rated at least A-2 by S&P Global Ratings (“S&P”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
References in the Prospectus to a Fund’s benchmark or benchmarks are for informational purposes only, and unless otherwise noted, are not necessarily an indication of how the Fund is managed.
15

U.S. Municipal Investment Philosophy:
Our process emphasizes:
◼
In-depth security research
◼
Tax efficiency and after-tax income
◼
Yield Curve Strategies
◼
Disciplined Risk Management
◼
Consideration of a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
As part of its fundamental investment process, the U.S. Municipal Portfolio Management Team may integrate ESG factors alongside traditional fundamental factors to seek to: (i) determine whether a particular fixed income security and/or sector is suitable and attractively priced for investment and (ii) assess their potential impact on the credit quality and spreads of a particular fixed income security. Traditional fundamental factors that the U.S. Municipal Portfolio Management Team may consider include, but are not limited to, leverage, financials, industry trends and macroeconomic factors. ESG factors that the U.S. Municipal Portfolio Management Team may consider include, but are not limited to, physical risk (e.g., wildfires, floods, droughts and rising sea levels), workplace health and safety, cyber risk, social unrest and equity, governance practices and stakeholder relations, employee relations, board structure and management incentives. The identification of a risk related to an ESG factor will not necessarily exclude a particular fixed income security and/or sector that, in the U.S. Municipal Portfolio Management Team’s view, is otherwise suitable and attractively priced for investment, and the U.S. Municipal Portfolio Management Team may invest in a security or sector without integrating ESG factors or considerations into its fundamental investment process. The relevance of specific traditional fundamental factors and ESG factors to the fundamental investment process varies across asset classes, sectors and strategies. The U.S. Municipal Portfolio Management Team may utilize data sources provided by third-party vendors and/or engage directly with issuers when assessing the above factors.
The U.S. Municipal Portfolio Management Team employs a fundamental investment process that considers a wide range of factors, and no one factor or consideration is determinative.
With every fixed income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on GSAM’s extensive research capabilities.
Each of the Funds described in the Prospectus has a target duration. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by 1% which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of 3 years may be expected to rise approximately 3% and the price of a bond with a 5 year duration may be expected to rise approximately 5%. The converse is also true. Suppose interest rates in one day rise by 1% which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of 3 years may be expected to fall approximately 3% and the price of a bond with a 5 year duration may be expected to fall approximately 5%. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity or the maximum stated maturity with respect to individual securities unless otherwise noted.
Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur.
Each Fund also has credit rating requirements for the securities it buys. A Fund will deem a security to have met its minimum credit rating requirement if the security has the required rating at the time of purchase from at least one NRSRO even though it has been rated below the minimum rating by one or more other NRSROs. Unrated securities may be purchased by the Funds if they are determined by the Investment Adviser to be of comparable credit quality. A security satisfies a Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below such rating, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.
16

Investment Management Approach
ADDITIONAL PERFORMANCE INFORMATION
The below is additional information that relates to the “Performance” section of each Fund’s summary section.
Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of each Fund’s Summary section are applicable only to the time period covered by the bar chart.
The definitions below apply to the after-tax returns shown in the “Performance” section of each Fund’s Summary section.
Average Annual Total Returns Before Taxes.  These returns do not reflect taxes on distributions on a Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.
Average Annual Total Returns After Taxes on Distributions.  These returns assume that taxes are paid on distributions on a Fund’s Class P Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class P Shares at the end of the performance period.
Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares.  These returns reflect taxes paid on distributions on a Fund’s Class P Shares and taxes applicable when the shares are redeemed (sold).
Note on Tax Rates.  The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.
OTHER INVESTMENT PRACTICES AND SECURITIES
Although each Fund’s principal investment strategies are described in the Funds’ Summary—Principal Strategy section of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in these tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual report. For more information about these and other investment practices and securities, see Appendix A.
Each Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website selected portfolio holdings information as of the end of each month subject to a fifteen day lag between the date of the information and the date on which the information is disclosed. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ Statement of Additional Information (“SAI”).
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10  Percent of total assets (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Investment Practices
Borrowings	33 1⁄3	33 1⁄3	33 1⁄3
Credit, Interest Rate and Total Return Swaps	•	•	•
Financial Futures Contracts and Options on Futures	•	•	•
Illiquid Investments*	15	15	15
Interest Rate Floors, Caps and Collars	•	•	•
Investment Company Securities (including ETFs)**	10	10	10
Options***	•	•	•
Repurchase Agreements	•	•	•
Standby Commitments and Tender Option Bonds	•	•	•
When-Issued Securities and Forward Commitments	•	•	•
*
Illiquid investments are any investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
**
This percentage limitation does not apply to a Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the Investment Company Act or rules, regulations or exemptive relief thereunder.
***
The Funds may sell call and put options and purchase call and put options on securities and securities indices in which they invest.
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Investment Management Approach

10  Percent of total assets (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage;
limited only by the objectives and strategies of the Fund
— Not permitted
	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Investment Securities
Asset-Backed Securities	•	•	•
Convertible Securities	•	•	•
Corporate Debt Obligations and Trust Preferred Securities	•	•	•
Floating and Variable Rate Obligations	•	•	•
Lower Grade Fixed Income Securities	30	•	—
Structured Securities[1]	•	•	•
Tax-Free Municipal Securities	80+[2]	80+[2]	80+[2,3]
Taxable Municipal Securities	20	20	20
Temporary Investments	•[4]	•[4,5]	•[4]
U.S. Government Securities	•	•	•
1
Structured securities are not subject to the same minimum credit quality requirements as a Fund’s investments in fixed income securities.
2
Each Fund will invest at least 80% of its Net Assets in municipal securities, the interest on which is exempt from regular federal income tax.
3
The Short Duration Tax-Free Fund will invest at least 80% of its Net Assets in obligations, the interest on which is exempt from regular federal income tax and is not a tax preference item under the federal alternative minimum tax.
4
Each Fund may invest no more than 20% of its Net Assets in taxable investments under normal market conditions. Under unusual conditions, taxable investments may exceed this percentage.
5
The High Yield Municipal Fund may for this purpose invest in investment and high grade securities without limit.
19

Risks of the Funds
Loss of money is a risk of investing in the Fund (which, for the remainder of this Prospectus, refers to one or more of the Funds offered in this Prospectus). An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
✓ Principal Risk • Additional Risk	Dynamic Municipal Income Fund	High Yield Municipal Fund	Short Duration Tax-Free Fund
Call/Prepayment	•	•	•
Credit/Default	✓	✓	✓
Cybersecurity	•	•	•
Derivatives	•	•	•
Distressed Debt	•	•	•
ESG Integration	•	•	•
Extension	•	•	•
Floating and Variable Rate Obligations	•	•	•
Geographic and Sector	✓	✓	✓
Interest Rate	✓	✓	✓
Large Shareholder Transactions	✓	✓	✓
Liquidity	✓	✓	✓
Management	•	•	•
Market	✓	✓	✓
Municipal Securities	✓	✓	✓
NAV	•	•	•
Non-Investment Grade Fixed Income Securities	✓	✓
Other Investment Companies	✓	✓	✓
State/Territory Specific	✓	✓	✓
Tax	✓	✓	✓
U.S. Government Securities	•	•	•
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Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as an asset-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
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Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by a Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. This risk includes the risk of default on foreign letters of credit or guarantees that may back Municipal Securities. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holdings may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. These risks are heightened in market environments where interest rates are rising as well as in connection with a Fund’s investments in non-investment grade fixed-income securities.
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Cybersecurity Risk—The Fund may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV; and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Cyber-attacks affecting the Fund or its Investment Adviser, custodian, Transfer Agent, or other third-party service providers may adversely impact the Fund and its shareholders.
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Risks of the Funds
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Derivatives Risk—The Fund’s use  of options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for both hedging and non-hedging purposes.
The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class. In addition, a Fund’s use of derivatives could affect the amount, timing and character of distributions to shareholders which may result in a Fund realizing less tax-exempt income and more income subject to tax at ordinary income tax rates than it would if it did not engage in derivative transactions, which may adversely impact a Fund’s after-tax return.
As an investment company registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A. As discussed in more detail in Appendix A and the SAI, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed therein.
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Distressed Debt Risk—When a Fund invests in obligations of financially troubled companies (sometimes known as “distressed” securities), there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, a Fund may be required to sell its investment at a loss or hold its investment pending bankruptcy proceedings in the event the issuer files for bankruptcy.
◼
ESG Integration Risk—The Investment Adviser employs a fundamental investment process that may integrate ESG factors with traditional fundamental factors. The relevance and weightings of specific ESG factors to or within the fundamental investment process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When integrating ESG factors into the investment process, the Investment Adviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the Investment Adviser believes that the integration of material ESG factors into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the integration of ESG factors will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Investment Adviser’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
◼
Extension Risk—An issuer could exercise its right to pay principal on an obligation held by a Fund (such as an asset-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and a Fund will also suffer from the inability to reinvest in higher yielding securities.
◼
Floating and Variable Rate Obligations Risk—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising
21

interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR or Secured Overnight Financing Rate (“SOFR”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023. The unavailability  or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV.
SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.
◼
Geographic and Sector Risk—If a Fund invests a significant portion of its total assets in securities of issuers within the same state, geographic region or economic sector, an adverse economic, business, political, environmental or other development affecting that state, region or sector may affect the value of the Fund’s investments more than if its investments were not so focused.
◼
Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and a Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Although interest rates in the United States remain at relatively low levels, they are expected to increase in the future. Certain countries have experienced negative interest rates on certain fixed-income instruments. Changing interest rates may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.
◼
Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
◼
Liquidity Risk—The Fund may invest in securities or instruments that trade in lower volumes, that are less liquid than other investments and/or that may become illiquid or less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, that Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect a Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than a Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to decreased liquidity.
22

Risks of the Funds
Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. To the extent a Fund holds non-investment grade fixed income securities, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events (including periods of rapid interest rate changes), or adverse investor perceptions, whether or not accurate.
Liquidity risk may also refer to the risk that that Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. While that Fund reserves the right to meet redemption requests through in-kind distributions, a may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If that Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund's NAV and dilute remaining investors’ interests.
Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the shares. Redemptions by these shareholders of their shares of that may further increase a Fund's liquidity risk and may impact a Fund's NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders whose buy-sell decisions are controlled by a single decision-maker.
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Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
◼
Market Risk—The market value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. A Fund's investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund's exposure to risk of loss from adverse developments affecting those sectors or countries.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
◼
Municipal Securities Risk—Municipal securities are subject to call/prepayment risk, credit/default risk, extension risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on Municipal Securities is generally not subject to federal tax, any interest earned on taxable Municipal Securities is fully taxable at the federal level and may be subject to tax at the state level. Specific risks are associated with different types of municipal securities. With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default.
With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
23

◼
NAV Risk—The net asset value  of the Fund and the value of your investment will fluctuate.
◼
Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
◼
Other Investment Companies Risk—By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
◼
State/Territory Specific Risk—The Fund’s investments in municipal obligations of issuers located in a particular state or U.S. territory may be adversely affected by political, economic and regulatory developments within that state or U.S. territory. Such developments may affect the financial condition of a state’s or territory’s political subdivisions, agencies, instrumentalities and public authorities and heighten the risks associated with investing in bonds issued by such parties, which could, in turn, adversely affect the Fund’s income, NAV, liquidity, and/or ability to preserve or realize capital appreciation. From time to time, a Fund may focus its investments in one or more state, territory, or geographic region, which will subject the Fund, to a greater extent than if it were not so focused, to the risks associated with that state, territory, or geographic region.
◼
Tax Risk—The Funds may be adversely impacted by changes in tax rates and policies. Because interest income from Municipal Securities is normally not subject to regular federal income taxation, the attractiveness of Municipal Securities in relation to other investment alternatives is affected by changes in federal and state income tax rates or changes in the tax-exempt status of interest income from Municipal Securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of Municipal Securities. This could in turn affect a Fund’s net asset value and ability to acquire and dispose of Municipal Securities at desirable yield and price levels. Additionally, these Funds would not be a suitable investment for IRAs, other tax-exempt or tax-deferred accounts or for other investors who are not sensitive to the federal, state or local income tax consequences of their investments.
◼
U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities  issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.
More information about the Fund’s portfolio securities and investment techniques, and its associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.
24

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, NY 10282	Dynamic Municipal Income High Yield Municipal Short Duration Tax-Free
GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of March 31, 2022, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $2.13 trillion.
The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.
The Investment Adviser also performs the following additional services for the Fund (to the extent not performed by others pursuant to agreements with the Fund):
◼
Supervises all non-advisory operations of the Fund
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Provides personnel to perform necessary executive, administrative and clerical services to the Fund
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Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
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Maintains the records of the Fund
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Provides office space and all necessary office equipment and services
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
From time to time, Goldman Sachs or its affiliates may invest “seed” capital in the Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in the Fund by, among other things, taking an offsetting position in the benchmark of the Fund.
MANAGEMENT FEES AND OTHER EXPENSES
As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):
Fund	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended March 31, 2022*
Dynamic Municipal Income	0.40%	First $1 Billion	0.35%
	0.36%	Next $1 Billion
	0.34%	Next $6 Billion
	0.33%	Over $8 Billion
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Fund	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended March 31, 2022*
High Yield Municipal	0.55%	First $2 Billion	0.49%
	0.50%	Next $3 Billion
	0.48%	Next $3 Billion
	0.47%	Over $8 Billion
Short Duration Tax-Free	0.39%	First $1 Billion	0.34%
	0.35%	Next $1 Billion
	0.33%	Next $6 Billion
	0.32%	Over $8 Billion
*
The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time
The Investment Adviser may waive a portion of its management fee, including fees earned as the Investment Adviser to any of the affiliated funds in which the Funds invest, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements that may be in place.
The Investment Adviser has agreed to reduce or limit each Fund’s “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets, through at least July 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. A Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund
A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2021 is available in the Funds’ semi-annual report dated September 30, 2021. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreements for the Funds in 2022 will be available in the Funds’ semi-annual report dated September 30, 2022.
FUND MANAGERS
U.S. Municipal Portfolio Management Team
The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund’s portfolio managers' individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Fund's portfolios.
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Scott Diamond Managing Director	Portfolio Manager— Dynamic Municipal Income High Yield Municipal Short Duration Tax-Free	Since 2002 2002 2002	Mr. Diamond is a portfolio manager on the U.S. Municipals Team. He joined the Investment Adviser in 2002 as a portfolio manager.
Joseph Wenzel Vice President	Portfolio Manager— Dynamic Municipal Income High Yield Municipal Short Duration Tax-Free	Since 2019 2019 2019	Mr. Wenzel is a portfolio manager on the U.S. Municipals Team. He joined the Investment Adviser in 2002.
Sylvia Yeh Managing Director	Portfolio Manager— Dynamic Municipal Income High Yield Municipal Short Duration Tax-Free	Since 2021 2021 2021	Ms. Yeh is a portfolio manager on the U.S. Municipals Team. She joined the Investment Adviser in 1999.
For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.
26

Service Providers
DISTRIBUTOR AND TRANSFER AGENT
Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.
For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of the average daily net assets with respect to the Class P Shares.
From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.
ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS
The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund directly and indirectly invest. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
A Fund will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.
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Distributions
The Fund pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:
◼
Cash
◼
Additional shares of the same class of the same  Fund
◼
Shares of the same or an equivalent class of another fund managed by the Investment Adviser and/or certain of its advisory affiliates (each, a "Goldman Sachs Fund"). Special restrictions may apply. See the SAI.
You may indicate your election on your account application. Any changes may be submitted in writing or via telephone, in some instances, to the Transfer Agent (either directly or through your Intermediary) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the applicable  Fund. If cash distributions are elected with respect to the Fund’s distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s distributions.
The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.
Distributions from net investment income and distributions from net capital gains, if any, are normally declared and paid as follows:
Fund	Investment Income Dividends		Capital Gains Distributions
	Declared	Paid	Declared and Paid
Dynamic Municipal Income	Daily	Monthly	Annually
High Yield Municipal	Daily	Monthly	Annually
Short Duration Tax-Free	Daily	Monthly	Annually
In addition, a Fund may occasionally make a distribution at a time when it is not normally made.
In addition to the net investment income dividends declared daily and paid monthly, a Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.
From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (“GAAP”).
When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.
28

Shareholder Guide
The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund's shares.
Important Notice:
Class P Shares generally are available to the following investors:
◼Clients of the Goldman Sachs Private Wealth Management business unit (“GS PWM”) that custody their positions at Goldman Sachs;
◼Clients of The Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware (collectively, the “Trust Companies”) that custody their positions at Goldman Sachs;
◼Clients of The Ayco Company, L.P. (“Ayco”) that either custody their positions at Goldman Sachs or with certain intermediaries that are authorized to offer Class P Shares (“Authorized Institutions”) (such clients of GS PWM, the Trust
Companies, and Ayco are collectively referred to herein as “GS Clients”); or

◼Other investors at the discretion of Goldman Sachs Trust’s (the “Trust”) officers.
You may only purchase Class P Shares in accordance with the eligibility criteria described above. If you are a GS Client and propose to transfer your shares to another institution for any reason, or if you are no longer a GS Client, you may be required to redeem your shares of the Fund, or at the discretion of the Trust’s officers, you may be able hold Class P Shares through another institution, which must be an Authorized Institution and the basis on which you hold such Class P Shares may be limited to hold and redeem only. If available in such circumstances, in the alternative you may be able to choose to exchange your shares of the
Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another
Prospectus. There is no guarantee that a different share class offered by the Fund will be available to clients of the institution to which you intend to transfer your shares or that an option to exchange will be made available. Moreover, the shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance). Information regarding these other share classes may be obtained from the institution to which you intend to transfer your shares or from the
Transfer Agent by calling the number on the back cover of the Prospectus.

A redemption is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. You should consult your tax adviser concerning the potential tax consequences of investing in Class P Shares. None of the Trust, the
Investment Adviser, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from a redemption or exchange of Class P Shares. For more information about exchanges, please see “How to Sell Shares—Can I Exchange My Investment From One Goldman Sachs Fund To Another
Goldman Sachs Fund.”

How To Buy Shares
Shares Offering
Shares of the Fund are continuously offered through Goldman Sachs, acting in its capacity as the Fund’s distributor (the “Distributor”). The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.
How Can I Purchase Shares Of The Fund?
If you are a GS Client, you may purchase shares of the Fund through Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution. Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions have been authorized by the Trust to accept purchase, redemption or exchange orders on behalf of the Fund for GS Clients. In order to make an initial investment in a Fund you must furnish to Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution the information in the account application.
To open an account, contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution. Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions will normally give order instructions on behalf of GS Clients to Goldman Sachs, acting in its capacity as the Fund’s transfer agent (the “Transfer Agent”). Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, is responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from GS Clients. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent on a timely basis.
29

A Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, on a business day, and the order will be priced at the Fund’s current NAV per share next determined after acceptance by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable. Proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions may have different requirements regarding what constitutes proper form for trade instructions. Please contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution for more information.
What Is My Minimum Investment In The Fund?
No minimum amount is required for initial purchases or additional investments in Class P Shares.
What Should I Know When I Purchase Shares?
All recordkeeping, transaction processing and payments of distributions relating to your account will be performed by Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, and not by a Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. If you transfer your shares, the Trust reserves the right to redeem your shares. The Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco and an Authorized Institution will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions that invest in shares on behalf of GS Clients may charge fees directly to the GS Clients’ accounts in connection with their investments. You should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return that GS Clients realize with respect to their investments.
The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions and other persons to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. Such payments are intended to compensate Authorized Institutions and other persons for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the recipients; access to Authorized Institutions’ registered representatives, advisors or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Fund and other Goldman Sachs Funds; the support or purchase of technology platforms/software; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, sponsor various trainings and educational programs. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Authorized Institutions and other persons for subaccounting, sub-transfer agency, administrative, shareholder processing and/or recordkeeping services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the recipients. In addition, certain Authorized Institutions may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports, economic analysis, and portfolio analysis, portfolio construction and similar tools and software. In certain cases, Authorized Institutions may not pay for these products or services or may only pay for a portion of the total cost of these products or services. Please refer to the “Payments to Others (Including Intermediaries)” section of the SAI for more information about these and similar payments and services.
The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by each of Goldman Sachs, the Trust Companies, Ayco, an Authorized Institution, or other person may differ. The presence of these and similar payments, receipt of these services and the basis on which Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution compensates its registered representatives, advisors, salespersons or other person may create an incentive for a particular registered representative, advisor or salesperson to highlight, feature or recommend a Fund based, at least in part, on the level of compensation paid. You should contact Goldman Sachs, the Trust Companies, Ayco, your Authorized Institution, or any other person that provides services to you, for more information about the payments it receives and any potential conflicts of interest.
30

Shareholder Guide
What Else Should I Know About Share Purchases?
The Trust reserves the right to:
◼
Require Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport) or (ii) certify that such number or other information is correct (if required to do so under applicable law).
◼
Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of a Fund.
◼
Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Invest- ment Adviser.
◼
Provide for, modify or waive the minimum investment requirements.
◼
Modify the manner in which shares are offered.
◼
Modify the sales charge rate applicable to future purchases of shares.
Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).
A Fund may allow you to purchase shares through Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.
As of the date of the Prospectus, the Goldman Sachs High Yield Municipal Fund (the “High Yield Municipal Fund”) is open to new investors. The Fund may close to most new investors from time to time. When the Fund is closed, the following investors are the only investors who may make purchases and reinvestments of dividends and capital gains into the High Yield Municipal Fund:
◼
Current shareholders of the High Yield Municipal Fund. Once a shareholder closes all accounts in the High Yield Municipal Fund, additional investments into the High Yield Municipal Fund may not be accepted;
◼
Members of the portfolio management teams of the High Yield Municipal Fund; and
◼
Trustees and officers of the Trust.
Additionally, discretionary mutual fund wrap programs that use the High Yield Municipal Fund as an investment option may allow new customers to select the High Yield Municipal Fund as an investment option within the program sponsor’s standard predetermined asset allocation models and to make purchases of shares of the High Yield Municipal Fund during a closure of the High Yield Municipal Fund, subject to the following conditions: (i) the sponsor of such program must comply with the limitations (which may include limitations on the volume of purchases of High Yield Municipal Fund shares) that the High Yield Municipal Fund or the Investment Adviser believe to be reasonable in the interests of the High Yield Municipal Fund; (ii) the program sponsor must provide written assurances that it has appropriate controls in place to implement the High Yield Municipal Fund’s closure policy properly; and (iii) Goldman Sachs must approve such sponsor. In addition, the High Yield Municipal Fund and its Investment Adviser reserve, at all times, the right to reject any order for the purchase of High Yield Municipal Fund shares from any program sponsor and to close the High Yield Municipal Fund to any discretionary mutual fund wrap program at any time. Discretionary mutual fund wrap programs that establish the High Yield Municipal Fund as a new investment option during a time when the High Yield Municipal Fund is closed will not be permitted to make purchases of shares of the High Yield Municipal Fund until the High Yield Municipal Fund re-opens.
Exchanges into the High Yield Municipal Fund from other Goldman Sachs Funds are not permitted when the Fund is closed, except for current High Yield Municipal Fund shareholders and for certain Qualified Defined Contribution and Benefit Plans.
Additionally, the High Yield Municipal Fund may enter into asset purchase or other reorganization transactions with other investment companies that involve the issuance of shares of the High Yield Municipal Fund to new accounts, and such new accounts may continue to make additional purchases and reinvest dividends and capital gains into their accounts when the High Yield Municipal Fund is closed. The Investment Adviser may open or close the High Yield Municipal Fund to new investors from time to time or for extended periods of time at its discretion.
Notwithstanding the foregoing, the Trust, Goldman Sachs, the Trust Companies, Ayco and any Authorized Institution reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust, Goldman Sachs, the Trust Companies and Ayco will not be liable for any loss resulting from rejected purchase or exchange orders.
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Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.
Customer Identification Program. Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity or are unable to obtain all required information. The Fund and its agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.
How Are Shares Priced?
The price you pay when you buy shares is a Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted your order in proper form. The price you receive when you sell shares is a Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted your order in proper form with the redemption proceeds reduced by any applicable charges (e.g., redemption fees). Each class generally calculates its NAV as follows:
NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class
A Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Fund’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate a Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of a Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.
Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded. To the extent a Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.
Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses).
Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.
In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a
32

Shareholder Guide
market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbi-trage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.
Please note the following with respect to the price at which your transactions are processed:
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NAV per share of each share class is generally calculated by the Fund’s fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
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On any business day when the SIFMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
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The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) share- holders accordingly based on the official closing NAV, as adjusted.
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The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.
Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.
Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.
Each Fund relies on various sources to calculate its NAV. The ability of the Fund’s fund accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which a Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
When Will Shares Be Issued And Dividends Begin To Be Accrued?
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Net investment income dividends that are declared daily and paid monthly will begin to be accrued as follows:
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Shares Purchased by Federal Funds Wire:
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If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after payment is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.
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If a purchase order is placed through an Authorized Institution that settles through the National Securities Clearing Corpo- ration (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.
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Shares Purchased by Check:
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If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.
Other dividends or distributions will be distributed annually as a declared event and paid to shareholders of record on the record date for such events.
How To Sell Shares
How Can I Sell Shares Of The Fund?
Generally, shares may be sold (redeemed) only through Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution. Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions will normally give redemption instructions on behalf of GS Clients to the Transfer Agent. On any business day a Fund is open, the Fund will generally redeem its shares upon request at their next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Fund?” above. Redemptions may be requested by electronic trading platform, in writing or by telephone (unless Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution opts out of the telephone redemption privilege on the account application). You should contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution, to discuss redemptions and redemption proceeds. A Fund may transfer redemption proceeds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. In the alternative, Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).
When Do I Need A Medallion Signature Guarantee To Redeem Shares?
Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:
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You would like the redemption proceeds sent to an address that is not your address of record; or
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You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.
A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Intermediary to verify instructions. Additional documentation may be required.
What Do I Need To Know About Telephone Redemption Requests?
The Trust and Goldman Sachs will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution may submit redemption requests by telephone on your behalf. Thus, you risk possible losses if a telephone redemption is not authorized by you.
In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, the Transfer Agent and DST Asset Manager Solutions, Inc. (“DST”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:
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Telephone requests are recorded.
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Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
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For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
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Shareholder Guide
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The telephone redemption option does not apply to Shares held in an account maintained and serviced by your Authorized Institution. If your Shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
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The telephone redemption option may be modified or terminated at any time without prior notice.
Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.
How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be paid as federal funds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. The following general policies govern wiring redemption proceeds:
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Redemption proceeds will normally be paid in federal funds, between one and two business days (or such other times in accordance with the requirements of Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
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Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
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If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
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If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
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To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
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None of the Trust, the Investment Adviser or the Transfer Agent assumes any responsibility for the performance of your bank, Goldman Sachs, the Trust Companies, Ayco, or Authorized Institution in the transfer process. If a problem with such performance arises, you should deal directly with your bank, Goldman Sachs, the Trust Companies, Ayco, or Authorized Institution.
By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within two business days (or such other times in accordance with the requirements of your Authorized Institution) following receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
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Shares of each Fund continue to earn dividends up to, but not including, the date of settlement.
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Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
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Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions are responsible for the timely transmittal of redemption requests by GS Clients to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions may set times by which they must receive redemption requests. Goldman Sachs, the Trust Companies, Ayco or Authorized Institutions may also require additional documentation from you.
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As disclosed above, if you are a GS Client and propose to transfer your shares to another institution for any reason, you may be required to either redeem your shares of a Fund or if available, you may be able to choose to exchange your shares of a Fund for a different share class offered by the Fund, which may be offered in another Prospectus.
The Trust reserves the right to:
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Redeem your shares in the event any of Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution is no longer authorized to offer Class P Shares.
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Redeem your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.
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Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
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Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in- kind, you will be subject to market gains or losses upon the disposition of those securities.
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Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
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Charge an additional fee in the event a redemption is made via wire transfer.
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Terminate your account if you are no longer a GS Client, or otherwise no longer eligible to invest in Class P Shares of the Fund.
Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Fund may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.
None of the Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange your shares at NAV at the time of exchange for Class P Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution to arrange for the exchange of your shares for Class P Shares of another Goldman Sachs Fund. If you propose to transfer your Class P Shares to another institution for any reason, you may be required to either redeem your shares of a Fund or if available, you may be able to choose to exchange your shares of a Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another Prospectus. For more information, please see “How to Sell Shares—What Else Do I Need to Know About Redemptions?” The shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance).
You should keep in mind the following factors when making or considering an exchange:
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You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
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Currently, the Fund does not impose any charge for exchanges, although the Fund may impose a charge in the future.
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All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Goldman Sachs Fund need not meet the traditional minimum investment requirements for that Fund if the entire balance of the original Fund account is exchanged.
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Exchanges are available only in states where exchanges may be legally made.
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It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
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The Transfer Agent and DST may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
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Normally, a telephone exchange will be made only to an identically registered account.
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Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.
Shareholder Services
Can My Distributions From A Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.
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Shares will be purchased at NAV.
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Shareholder Guide
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You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
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You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
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You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.
What Types Of Reports Will I Be Sent Regarding My Investment?
Each of Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution is responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to GS Clients for such services.
Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will provide you with a printed confirmation of each transaction in your account and a monthly account statement.
You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation.
Restrictions on Excessive Trading Practices
Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.
As a deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”
Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, the Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.
Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.
Fund shares may be held through omnibus arrangements maintained by Goldman Sachs, the Trust Companies, Ayco or Authorized Institutions.. In addition, Fund shares may be held in omnibus Employee Benefit Plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or
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redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution may not have the capability or may not be willing to apply the Fund’s market timing policies. While Goldman Sachs, the Trust Companies and Ayco may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain Authorized Institutions may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs, the Trust Companies and Ayco will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Authorized Instituion or by certain clients of the Authorized Institution. Authorized Institutions may also monitor trading activities by their clients in the Fund. The criteria used by Authorized Institutions to monitor for excessive trading may differ from the criteria used by the Fund. If an Authorized Institution fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.
38

Taxation
As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.
Unless your investment is through an Employee Benefit Plan or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.
DISTRIBUTIONS
The Fund contemplates declaring as dividends each year all or substantially all of its income. The Fund expect to distribute “exempt-interest dividends” attributable to tax-exempt interest earned by the Fund. Exempt-interest dividends are generally not subject to federal income tax, but may be subject to state or local taxes. However, investments in tax-exempt bonds can also result in the recognition of income or gain by the Fund, and thereby cause a portion of the Fund’s distributions to shareholders to be taxable. Thus, if the value of a bond appreciates while the Fund owns it (aside from the appreciation attributable to original issue discount on that bond), and the Fund then sells the bond at a gain, that gain will generally not be exempt from tax—whether or not the interest income on the bond is exempt. Gain recognized by the Fund on sales of appreciated bonds will generally be short-term or long-term capital gain depending on whether the Fund has held the bonds for more than one year, but “market discount” bonds can cause the Fund to recognize ordinary income. “Market discount” is a discount at which a bond is purchased that is attributable to a decline in the value of the bond after its original issuance. The market discount is then taken into account ratably over the bond’s remaining term to maturity, and the portion that accrues during the Fund’s holding period for the bond is generally treated as taxable ordinary income to the extent of any realized gain on the bond upon disposition or maturity. Distributions attributable to ordinary income and short-term capital gain recognized by the Fund are generally taxable to you as ordinary income, while distributions attributable to long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.
Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. The preferential rate described above also applies to certain qualifying dividend income, but Fund distributions will generally not qualify for that favorable treatment and also will generally not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.
You should note that exempt-interest dividends paid by the Funds may be a preference item when determining your federal alternative minimum tax liability. In addition, exempt-interest dividends of all of the Funds are taken into account in determining the taxable portion of social security or railroad retirement benefits. Any interest on indebtedness incurred by you to purchase or carry shares in the Funds will not be deductible for federal income tax purposes.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”
SALES AND EXCHANGES
Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
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OTHER INFORMATION
When you open your account, you should provide your Social Security Number or tax identification number on your account application. By law, the Fund must withhold 24% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the Internal Revenue Service (“IRS”) instructs the Fund to do so.
The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, for shares purchased on or after January 1, 2012, their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an Intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.
You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.
Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund Shares. Non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Funds. It is expected that a Fund will generally make designations of short-term gains, to the extent permitted, but the Funds do not intend to make designations of any distributions attributable to interest income. Therefore, any distributions of interest income that are not exempt-interest dividends will be subject to withholding when paid to non-U.S. investors.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.
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Appendix A
Additional Information on Fund Risks, Securities and Techniques

A. General Fund Risks
The Funds will be subject to the risks associated with fixed income securities. These risks include, among others, interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although some asset-backed securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in asset-backed securities. For example, debtors have the option to prepay their loans. Therefore, the duration of an asset-backed security can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new loans fall sufficiently below the interest rates on existing outstanding loans, the rate of prepayment would be expected to increase. Conversely, if loan interest rates rise above the interest rates on existing outstanding loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors.
A rising interest rate environment could cause the value of the Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair the Fund’s ability to achieve its investment objective. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.
To the extent a Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund invests therein.
To the extent a Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.
The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by a Fund and its shareholders; and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of each Fund’s historical portfolio turnover rates.
The Funds may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, a Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.
The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.
B. Other Fund Risks
Fundamental Policies. As a matter of fundamental policy, under normal circumstances, at least 80% of the Net Assets of the Dynamic Municipal Income, High Yield Municipal and Short Duration Tax-Free Funds (measured at the time of purchase) will be invested in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes), and, in the case of the Short Duration Tax-Free Fund is not a tax preference item under the federal alternative minimum tax.
41

Credit/Default Risks.  Debt securities purchased by the Funds may include U.S. Government Securities (including zero coupon bonds) and securities issued by state and municipal governmental entities, corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.
Debt securities rated BBB– or higher by S&P, or Baa3 or higher by Moody’s or having a comparable credit rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Certain Funds also have credit rating requirements for the securities they buy, which are applied at the time of purchase. For the purpose of determining compliance with any credit rating requirement, each Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. For this purpose, each Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. Unrated securities may be purchased by a Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements.
A security satisfies a Fund’s credit rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s credit rating requirement at the time of purchase and is subsequently downgraded below a minimum rating requirement or upgraded above a maximum rating requirement, the Fund will not be required to dispose of such security. If a downgrade or upgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.
The Dynamic Municipal Income and High Yield Municipal Funds may invest in non-investment grade fixed income securities (i.e., securities rated BB+ or Ba1 or below (or comparable unrated securities) commonly referred to as “junk bonds”). Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities. Junk bonds are considered speculative and may be questionable as to principal and interest payments.
In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.
See “Non-Investment Grade Fixed Income Securities” in “Appendix A—Additional Information on Fund Risks, Securities and Techniques.”
Risks of Derivative Investments.  The Funds may invest in derivative instruments including, without limitation, options, futures, options on futures, forwards, swaps, interest rate caps, floors and collars. Derivatives may be used for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by a Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker or counterparty with whom a Fund has an open derivative position. Losses may also arise if the Funds receive cash collateral under the transaction and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. If cash collateral is not invested, a Fund may be exposed to additional risk of loss in the event of the insolvency of its custodian holding such collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risk through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Using derivatives for nonhedging purposes presents greater risk of loss than derivatives used for hedging purposes. Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.
Risks of Illiquid Investments.  Each Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in
42

Appendix A
determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that a Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.
Investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid. If one or more investments in a Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause a Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”
Temporary Investment Risks.  Each Fund may, for temporary defensive purposes (and to the extent that it is permitted to invest in the following), invest up to 100% of its total assets in:
◼
U.S. Government Securities
◼
Commercial paper rated at least A-2 by S&P, P-2 by Moody’s or having a comparable rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
◼
Certificates of deposit
◼
Bankers’ acceptances
◼
Repurchase agreements
◼
Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
◼
ETFs
◼
Other investment companies
◼
Cash items
The Funds may invest more than 20% of their respective Net Assets in taxable investments and cash items and, with respect to the High Yield Municipal Fund, more than 35% of its Net Assets, in high grade securities and cash items under unusual conditions. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
C.  Fund Securities and Techniques
This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.
The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.
Municipal Securities.  The Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. The interest on tax-free Municipal Securities will normally be exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Because of their tax-exempt status, the yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed income securities.
Municipal Securities include both “general” obligation and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.
Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities in which the Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities. Dividends paid by the Funds based on investments in private activity bonds will be subject to the federal alternative minimum tax.
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The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.
In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.
Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s duration. There is risk that a Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.
Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in such Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.
The Funds may invest 25% or more of the value of their respective total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Security. For example, a Fund may invest all of its assets in (a) Municipal Securities the interest on which is paid solely from revenues from similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; or (c) industrial development obligations (except where the non-governmental entities supplying the revenues from which such bonds or obligations are to be paid are in the same industry). A Fund’s investments in these Municipal Securities will subject the Fund to a greater extent to the risks of adverse economic, business or political developments affecting the particular state, industry or other area of investment.
The Funds may invest in Municipal Securities issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. Such securities may be considered below investment grade or may be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of a Fund that holds such securities.
The High Yield Municipal Fund may own a large percentage of any one general assessment bond issuance. Therefore, the Fund may be adversely impacted if the issuing municipality fails to pay principal and/or interest on those bonds.
44

Appendix A
In purchasing Municipal Securities, each Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Fund will not undertake independent investigations concerning the tax-exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax-exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income.
U.S. Government Securities.  Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.
U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).
U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.
U.S. Treasury Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest rate when due, or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Government Securities if it is not obligated to do so by law.
Asset-Backed Securities.  Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities also include home equity line of credit loans and other second lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in prevailing interest rates. While asset-backed securities may be supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.
Corporate Debt Obligations; Trust Preferred Securities and Convertible Securities.  The Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. The Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.
Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a
45

convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.
Structured Securities and Inverse Floaters.  The Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.
The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging a Fund’s investments so that small changes in the value of the Reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations.
Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.
Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.
Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.
Floating and Variable Rate Obligations.  Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.
Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating and variable rate obligations may have an adverse affect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.
For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Funds, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Funds from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, a Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects a Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
46

Appendix A
Zero Coupon; Deferred Interest; Pay-In-Kind; and Capital Appreciation Bonds.  Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.
Options on Securities and Securities Indices.  A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) call and put options and purchase put and call options on any securities and other instruments in which the Fund may invest or any index consisting of securities or other instruments in which it may invest.
The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. exchanges or over-the-counter. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.
Yield Curve Options.  Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.
Futures Contracts and Options on Futures Contracts.  Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. exchanges.
Each Fund may, to the extent consistent with its investment policies, purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.
Futures contracts and related options present the following risks:
◼
While a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.
◼
Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
◼
The loss incurred by a Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.
◼
Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
◼
As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
◼
Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
47

When-Issued Securities and Forward Commitments.  Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must identify on its books liquid assets, or engage in other appropriate measures to “cover” its obligations.
Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. The collateral may consist of any type of security in which the Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.
If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.
Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Borrowings and Reverse Repurchase Agreements.  Each Fund can borrow money from banks and other financial institutions, and certain Funds may enter into reverse repurchase agreements in amounts not exceeding one-third of a Fund’s total assets (including the amount borrowed).
Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. In addition, while the High Yield Municipal Fund does not intend generally to leverage its investments through borrowings, it may from time to time borrow money on a short term basis (to the extent permitted by applicable law) for investment purposes. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense.
Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. A Fund must identify on its books liquid assets, or engage in other appropriate measures to “cover” open positions with respect to its transactions in reverse repurchase agreements.
Interest Rate Swaps, Credit Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. Certain Funds may enter into some or all of the following swap transactions and options agreements, including interest rate caps, floors and collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security or pool of securities. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Total return swaps give a party the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the party may also be required to pay the dollar value of that decline to the counterparty.
48

Appendix A
The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms which generally entails a greater risk of loss than the Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
Each Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of the credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.
When a Fund writes (sells) credit swaps on individual securities or instruments, the Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.
The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.
Currently, certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher amounts for uncleared swaps.
Other Investment Companies.  Each Fund may invest in securities of other investment companies, including ETFs and money market funds such as iSharesSM, subject to statutory limitations prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of total assets in securities of all investment companies.
Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies (including ETFs and money market funds) and business development companies beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.
Additionally, to the extent that any Fund serves as an “acquired fund” to another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Investment Company Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).
49

The use of ETFs is generally intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.
A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
Non-Investment Grade Fixed Income Securities.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments. The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.
A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.
The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
50

Appendix A
Downgraded Securities.  After its purchase, a portfolio security may be assigned a lower rating or cease to be rated, which may affect the market value and liquidity of the security. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
Distressed Debt.  A Fund that invests in distressed debt may risk holding the securities through bankruptcy proceedings. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that a Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.
Equity Investments.  After its purchase, a portfolio investment (such as a convertible debt obligation) may convert to an equity security. Alternatively, a Fund may acquire equity securities in connection with a restructuring or other similar event related to one or more of its investments. If this occurs, a Fund may continue to hold the investment (or make additional purchases of that equity investment) if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
Asset Segregation.  As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Funds must identify on their books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not a permissible offsetting position or a contractual “netting” agreement with respect to swaps (other than credit default swaps where the Fund is the protection seller). However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Forwards and futures contracts that do not cash settle may be treated as cash settled for asset segregation purposes when the Funds have entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Funds’ exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the 1940 Act and SEC or SEC staff guidance. By identifying assets equal to only their net obligations under certain instruments, the Funds will have the ability to employ leverage to a greater extent than if the Funds were required to identify assets equal to the full notional amount of the instrument.
In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed above. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires the Fund to trade derivatives (and other transactions that create future payment or delivery obligations) subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
51

Appendix B
Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years  (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request).
	Goldman Sachs Dynamic Municipal Income Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data
Net asset value, beginning of period	$16.63	$15.59	$16.02	$15.65
Net investment income(b)	0.38	0.41	0.43	0.46
Net realized and unrealized gain (loss)	(0.92)	1.04	(0.43)	0.36
Total from investment operations	(0.54)	1.45	—(c)	0.82
Distributions to shareholders from net investment income	(0.37)	(0.41)	(0.43)	(0.45)
Net asset value, end of period	$15.72	$16.63	$15.59	$16.02
Total Return(d)	(3.33)%	9.37%	(0.08)%	5.35%
Net assets, end of period (in 000’s)	$2,758,800	$2,195,715	$1,683,366	$1,193,566
Ratio of net expenses to average net assets	0.38%	0.38%	0.38%	0.39%(e)
Ratio of total expenses to average net assets	0.40%	0.41%	0.41%	0.43%(e)
Ratio of net investment income to average net assets	2.31%	2.55%	2.61%	3.11%(e)
Portfolio turnover rate(f)	15%	6%	23%	16%
(a)
Commencement of operations on April 20, 2018.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Amount is less than $0.005 per share.
(d)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)
Annualized.
(f)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
52

Appendix B

	Goldman Sachs High Yield Municipal Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data
Net asset value, beginning of period	$10.48	$9.58	$9.90	$9.60
Net investment income(b)	0.34	0.36	0.40	0.39
Net realized and unrealized gain (loss)	(0.64)	0.89	(0.34)	0.28
Total from investment operations	(0.30)	1.25	0.06	0.67
Distributions to shareholders from net investment income	(0.33)	(0.35)	(0.38)	(0.37)
Net asset value, end of period	$9.85	$10.48	$9.58	$9.90
Total Return(c)	(3.06)%	13.24%	0.44%	7.14%
Net assets, end of period (in 000’s)	$7,661,350	$7,762,203	$6,139,055	$5,961,922
Ratio of net expenses to average net assets	0.53%	0.53%	0.54%	0.55%(d)
Ratio of total expenses to average net assets	0.54%	0.55%	0.56%	0.57%(d)
Ratio of net investment income to average net assets	3.22%	3.56%	3.93%	4.27%(d)
Portfolio turnover rate(e)	13%	7%	20%	16%
(a)
Commencement of operations on April 20, 2018.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
53

	Goldman Sachs Short Duration Tax-Free Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data
Net asset value, beginning of period	$10.81	$10.61	$10.64	$10.46
Net investment income(b)	0.10	0.15	0.19	0.18
Net realized and unrealized gain (loss)	(0.40)	0.19	(0.03)	0.17
Total from investment operations	(0.30)	0.34	0.16	0.35
Distributions to shareholders from net investment income	(0.10)	(0.14)	(0.19)	(0.17)
Net asset value, end of period	$10.41	$10.81	$10.61	$10.64
Total Return(c)	(2.79)%	3.24%	1.50%	3.42%
Net assets, end of period (in 000’s)	$8,839,327	$9,108,224	$5,572,014	$4,965,675
Ratio of net expenses to average net assets	0.37%	0.37%	0.37%	0.38%(d)
Ratio of total expenses to average net assets	0.38%	0.39%	0.39%	0.40%(d)
Ratio of net investment income to average net assets	0.97%	1.36%	1.75%	1.86%(d)
Portfolio turnover rate(e)	41%	20%	29%	44%
(a)
Commencement of operations on April 20, 2018.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
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Municipal Fixed Income Funds Prospectus (Class P Shares)

FOR MORE INFORMATION
Annual/Semi-Annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.
Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).
The Fund’s annual and semi-annual reports and SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: https:// www.gsam.com/content/gsam/us/en/individual/literature-and-forms/literature.html.
From time to time, certain announcements and other information regarding the Fund may be found at
http://www.gsamfunds.com/announcements-ind for individual investors or http://www.gsamfunds.com/announcements for advisers.
To obtain other information and for shareholder inquiries:

◼ By telephone:	1-800-621-2550
◼ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606
◼ On the Internet:	SEC EDGAR database – http://www.sec.gov
Other information about the Fund is available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Funds' investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman Sachs & Co. LLC
TFFIPRO-22P

Prospectus
July 29, 2022

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

THE SECURITIES AND EXCHANGE COMMISSION AND COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES
INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

◼
Goldman Sachs Emerging Markets Debt Fund
◼
Class A Shares: GSDAX
◼
Class C Shares: GSCDX
◼
Institutional Shares: GSDIX
◼
Investor Shares: GSIRX
◼
Class R6 Shares: GSIUX
◼
Goldman Sachs High Yield Fund
◼
Class A Shares: GSHAX
◼
Class C Shares: GSHCX
◼
Institutional Shares: GSHIX
◼
Service Shares: GSHSX
◼
Investor Shares: GSHTX
◼
Class R Shares: GSHRX
◼
Class R6 Shares: GSHUX
◼
Goldman Sachs High Yield Floating Rate Fund
◼
Class A Shares: GFRAX
◼
Class C Shares: GFRCX
◼
Institutional Shares: GSFRX
◼
Investor Shares: GFRIX
◼
Class R Shares: GFRRX
◼
Class R6 Shares: GFRSX
◼
Goldman Sachs Investment Grade Credit Fund
◼
Class A Shares: GSGAX
◼
Institutional Shares: GSGDX
◼
Investor Shares: GTIRX
◼
Separate Account Institutional Shares: GSCPX
◼
Class R6 Shares: GTIUX
◼
Goldman Sachs Local Emerging Markets Debt Fund
◼
Class A Shares: GAMDX
◼
Class C Shares: GCMDX
◼
Institutional Shares: GIMDX
◼
Investor Shares: GLIRX
◼
Class R6 Shares: GIMSX
◼
Goldman Sachs U.S. Mortgages Fund
◼
Class A Shares: GSUAX
◼
Institutional Shares: GSUIX
◼
Investor Shares: GGIRX
◼
Separate Account Institutional Shares: GSUPX
◼
Class R6 Shares: GGIUX

Goldman Sachs Emerging Markets Debt Fund—Summary
Investment Objective
The Goldman Sachs Emerging Markets Debt Fund (the "Fund") seeks a high level of total return consisting of income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 72 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 137 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-188 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Investor	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Investor	Class R6
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None	None
Other Expenses[2]	0.18%	0.43%	0.10%	0.18%	0.09%
Service Fees	None	0.25%	None	None	None
All Other Expenses	0.18%	0.18%	0.10%	0.18%	0.09%
Total Annual Fund Operating Expenses	1.23%	1.98%	0.90%	0.98%	0.89%
Fee Waiver and Expense Limitation[3]	(0.07%)	(0.07%)	(0.03%)	(0.07%)	(0.03%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	1.16%	1.91%	0.87%	0.91%	0.86%
1
A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on Class C Shares redeemed within 12 months of purchase.
2
The “Other Expenses” for Class A, Class C and Investor Shares have been restated to reflect expenses expected to be incurred during the current fiscal year.
3
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.024% of the Fund’s average daily net assets. Additionally, Goldman Sachs & Co. LLC (“Goldman Sachs”), the Fund’s transfer agent, has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.04% as an annual percentage of the average daily net assets attributable to Class A, Class C and Investor Shares. These arrangements will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser and Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Investor and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Investor and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$563	$816	$1,089	$1,866
Class C Shares	$294	$615	$1,061	$2,301
Institutional Shares	$89	$284	$496	$1,105
Investor Shares	$93	$305	$535	$1,195
Class R6 Shares	$88	$281	$490	$1,093

Class C Shares – Assuming no redemption	$194	$615	$1,061	$2,301

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 32% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in sovereign and corporate debt securities and other instruments of issuers in emerging market countries. Such instruments may include credit linked notes and other investments with similar economic exposures.
The Fund’s portfolio managers seek to build a portfolio across the emerging markets debt market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As part of the Investment Adviser’s fundamental investment process, the Investment Adviser may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
The Fund may invest in all types of foreign and emerging country fixed income securities, including the following:
◼
Debt issued by governments, their agencies and instrumentalities, or by their central banks, including Brady Bonds;
◼
Interests in structured securities;
◼
Fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper);
◼
Loan participations; and
◼
Repurchase agreements with respect to the foregoing.
Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. Dollar.
The Fund intends to use structured securities or derivatives, including but not limited to credit linked notes, financial future contracts, forward contracts and swap contracts to gain exposure to certain countries or currencies.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund may invest in securities of any credit rating. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Securities of these issuers may be rated below investment grade (so-called “high yield” or “junk” bonds) or unrated. Although a majority of the Fund’s assets may be denominated in U.S. Dollars, the Fund may invest in securities denominated in any currency and may be subject to the risk of adverse currency fluctuations.
For purposes of the Fund’s policy to invest at least 80% of its Net Assets in securities and instruments of issuers in “emerging market countries”, the Investment Adviser generally expects a country to be an “emerging market country” if the country is identified as an “emerging market country” in the Fund’s benchmark index. Such countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities. Sovereign debt may also include nominal and real inflation-linked securities. An emerging market country issuer is an issuer economically tied to an emerging market country.

The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged), plus or minus 2 years, and over the last five years ended June 30, 2022, the duration of this Index has ranged between 6.39 and 8.26 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s benchmark index is the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged).
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into uncleared OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund(which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities or instruments may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund’s use of futures, forwards, swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Sovereign  Default Risk.  An issuer of non-U.S. sovereign debt, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of borrowing rates, foreign debt or foreign currency exchange rates.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor and Class R6 Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS A)

	Returns	Quarter ended
Year-to-Date Return	-21.83%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	14.64%	June 30, 2020
Worst Quarter Return	-15.58%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	5 Years	10 Years	Inception Date
Class A Shares				8/29/2003
Returns Before Taxes	-7.67%	2.43%	4.01%
Returns After Taxes on Distributions	-9.02%	0.87%	2.11%
Returns After Taxes on Distributions and Sale of Fund Shares	-4.53%	1.17%	2.25%
Class C Shares				9/29/2006
Returns Before Taxes	-5.04%	2.60%	3.70%*
Institutional Shares				8/29/2003
Returns Before Taxes	-3.05%	3.70%	4.82%
Investor Shares				7/30/2010
Returns Before Taxes	-3.10%	3.64%	4.75%
Class R6 Shares				7/31/2015
Returns Before Taxes	-3.04%**	3.71%**	4.83%**
J.P.Morgan Emerging Markets Bond Index (EMBI™) Global Diversified Index (Gross, USD, Unhedged) (reflects no deduction for fees, expenses or taxes)	-1.80%	4.65%	5.27%
*
Class C Shares automatically convert into Class A Shares eight years after the purchase date. The 10-Year performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.
**
Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Investor and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Samuel Finkelstein, Managing Director, Global Head of Macro Strategies, has managed the Fund since 2003; Kay Haigh, Managing Director, Global Co-Head of Emerging Markets, has managed the Fund since 2020; and Ricardo Penfold, Managing Director, has managed the Fund since 2003.
Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor or Class R6 shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
For important tax information, please see “Tax Information” on page 37 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 37 of the Prospectus.

Goldman Sachs High Yield Fund—Summary
Investment Objective
The Goldman Sachs High Yield Fund (the "Fund") seeks a high level of current income and may also consider the potential for capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 72 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 137 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-188 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	0.25%	None	0.50%	None
Other Expenses	0.16%	0.41%	0.08%	0.33%	0.16%	0.16%	0.07%
Service Fees	None	0.25%	None	None	None	None	None
Shareholder Administration Fees	None	None	None	0.25%	None	None	None
All Other Expenses	0.16%	0.16%	0.08%	0.08%	0.16%	0.16%	0.07%
Total Annual Fund Operating Expenses[2]	1.11%	1.86%	0.78%	1.28%	0.86%	1.36%	0.77%
Fee Waiver and Expense Limitation[3]	(0.12%)	(0.12%)	(0.07%)	(0.07%)	(0.12%)	(0.12%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[2]	0.99%	1.74%	0.71%	1.21%	0.74%	1.24%	0.70%
1
A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on Class C Shares redeemed within 12 months of purchase.
2
The ”Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation” and “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
3
The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.67% as an annual percentage rate for the Fund’s average daily net assets; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service and shareholder administration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. Additionally, Goldman Sachs & Co. LLC (“Goldman Sachs”), the Fund’s transfer agent, has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.05% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Fund. These arrangements will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser and Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Service, Investor, Class R and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Service, Investor, Class R and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$546	$776	$1,023	$1,731
Class C Shares	$277	$573	$995	$2,170
Institutional Shares	$73	$242	$426	$960
Service Shares	$123	$399	$696	$1,539
Investor Shares	$76	$262	$465	$1,050
Class R Shares	$126	$419	$733	$1,625
Class R6 Shares	$72	$239	$421	$948

Class C Shares – Assuming no redemption	$177	$573	$995	$2,170

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 56% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. Non-investment grade securities are securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality, and are commonly referred to as “junk bonds.” The Fund may invest in all types of fixed income securities, including loan participations.
The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. However, to the extent that the Investment Adviser has entered into transactions that are intended to hedge the Fund’s position in a non-dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency.
Under normal market conditions, the Fund may invest up to 20% of its Net Assets in investment grade fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”).
The Fund may invest in derivatives, including (i) credit default swap indices (or CDX) and total return swaps for hedging purposes or to seek to increase total return, and (ii) interest rate futures, forwards and swaps to manage the portfolio’s duration.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index, plus or minus 2.5 years, depending on the Fund’s risk-adjusted positioning, and over the last five years ended June 30, 2022, the duration of this Index has ranged between 3.12 and 4.45 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s investments are selected using a bottom-up analysis that incorporates fundamental research, a focus on market conditions and pricing trends, quantitative research, and news or market events. As part of the Investment Adviser’s fundamental investment process, the Investment Adviser may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. The selection of individual investments is based on the overall risk and return profile of the investment taking into account liquidity, structural complexity, cash flow uncertainty and downside potential. Research analysts and portfolio managers systematically assess portfolio positions, taking into consideration, among other factors, broader macroeconomic conditions and industry and company-specific financial performance and outlook. Based upon this analysis, the Investment Adviser will sell positions determined to be overvalued and reposition the portfolio in more attractive investment opportunities on a relative basis given the current climate. No one factor or consideration is determinative in the fundamental investment process.
The Fund’s benchmark index is the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of credit default swap indices (or CDX), total return swaps, interest rate futures,forwards and swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell investments, at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender or counterparty (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund's redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans generally have greater price volatility than senior loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

CALENDAR YEAR (CLASS A)

	Returns	Quarter ended
Year-to-Date Return	-15.41%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	10.34%	June 30, 2020
Worst Quarter Return	-14.35%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	5 Years	10 Years	Inception Date
Class A Shares				8/1/1997
Returns Before Taxes	-0.95%	4.00%	5.17%
Returns After Taxes on Distributions	-2.73%	1.84%	2.66%
Returns After Taxes on Distributions and Sale of Fund Shares	-0.55%	2.09%	2.89%
Class C Shares				8/15/1997
Returns Before Taxes	2.01%	4.23%	4.87%*
Institutional Shares				8/1/1997
Returns Before Taxes	4.10%	5.32%	5.98%
Service Shares				8/1/1997
Returns Before Taxes	3.58%	4.80%	5.47%
Investor Shares				11/30/2007
Returns Before Taxes	4.07%	5.27%	5.93%
Class R Shares				11/30/2007
Returns	3.55%	4.75%	5.39%
Class R6 Shares				7/31/2015
Returns Before Taxes	3.96%**	5.33%**	6.00%**
Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index (reflects no deduction for fees or expenses)	5.26%	6.28%	6.81%
*
Class C Shares automatically convert into Class A Shares eight years after the purchase date. The 10-Year performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.
**
Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Service, Investor and Class R6 Shares, and returns for Class R Shares (which are offered exclusively to employee benefit plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Robert Magnuson, Managing Director, Head of High Yield Strategies, has managed the Fund since 2014; Lori Pomerantz, Vice President, has managed the Fund since 2021; and Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, has managed the Fund since 2021.

Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor, Class R and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Class R or Class R6 shareholders.
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Intermediary (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
For important tax information, please see “Tax Information” on page 37 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 37 of the Prospectus.

Goldman Sachs High Yield Floating Rate Fund—Summary
Investment Objective
The Goldman Sachs High Yield Floating Rate Fund (the "Fund") seeks a high level of current income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 72 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 137 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-188 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Investor	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Investor	Class R	Class R6
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None	0.50%	None
Other Expenses[2]	0.18%	0.43%	0.10%	0.18%	0.18%	0.09%
Service Fees	None	0.25%	None	None	None	None
All Other Expenses	0.18%	0.18%	0.10%	0.18%	0.18%	0.09%
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses[3]	1.02%	1.77%	0.69%	0.77%	1.27%	0.68%
Expense Limitation[4]	(0.02%)	(0.02%)	(0.02%)	(0.02%)	(0.02%)	(0.02%)
Total Annual Fund Operating Expenses After Expense Limitation[3]	1.00%	1.75%	0.67%	0.75%	1.25%	0.66%
1
A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on Class C Shares redeemed within 12 months of purchase.
2
The “Other Expenses” for Class A and Class C Shares have been restated to reflect expenses expected to be incurred during the current fiscal year.
3
The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Expense Limitation" do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
4
The Investment Adviser has agreed to reduce or limit "Other Expenses" (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.104% of the Fund's average daily net assets through at least July 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Investor, Class R and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Investor, Class R and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$325	$540	$774	$1,443
Class C Shares	$278	$555	$957	$2,082
Institutional Shares	$68	$219	$382	$857
Investor Shares	$77	$244	$426	$952
Class R Shares	$127	$401	$695	$1,532
Class R6 Shares	$67	$216	$377	$845

Class C Shares – Assuming no redemption	$178	$555	$957	$2,082

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 26% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Non-investment grade obligations are those rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality, and are commonly referred to as “junk bonds.”
The Fund’s investments in floating and variable rate obligations may include, without limitation, senior secured loans (including assignments and participations), second lien loans, senior unsecured and subordinated loans, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), debt issued by governments, their agencies and instrumentalities, and debt issued by central banks. The Fund may invest indirectly in loans by purchasing participations or sub-participations from financial institutions. Participations and sub-participations represent the right to receive a portion of the principal of, and all of the interest relating to such portion of, the applicable loan. The Fund expects to invest principally in the U.S. loan market and, to a lesser extent, in the European loan market. The Fund may also invest in other loan markets, although it does not currently intend to do so.
Under normal conditions, the Fund may invest up to 20% of its Net Assets in fixed income instruments, of any credit rating, including fixed rate corporate bonds, government bonds, convertible debt obligations, and mezzanine fixed income instruments. The Fund may also invest in floating or variable rate instruments that are rated investment grade and in preferred stock, repurchase agreements and cash securities.
The Fund may also invest in derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund’s investments in derivatives may include credit default swaps on credit and loan indices, forward contracts and total return swaps, among others. The Fund may use currency management techniques, such as forward foreign currency contracts, for hedging or non-hedging purposes. The Fund may invest in interest rate futures and swaps to manage the portfolio’s duration. Derivatives that provide exposure to floating or variable rate loans or obligations rated below investment grade are counted towards the Fund’s 80% policy.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Credit Suisse Leveraged Loan Index, plus or minus one year, and over the last five years ended June 30, 2022, the duration of the Index has ranged between 0.03 and 0.19 years. The Fund’s investments in floating rate obligations will generally have short to intermediate maturities (approximately 4-7 years). “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Fund’s investments are selected using a bottom-up analysis that incorporates fundamental research, a focus on market conditions and pricing trends, quantitative research, and news or market events. As part of the Investment Adviser’s fundamental investment process, the Investment Adviser may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. The selection of individual investments is based on the overall risk and return profile of the investment taking into account liquidity, structural complexity, cash flow uncertainty and downside potential. Research analysts and portfolio managers systematically assess portfolio positions, taking into consideration, among other factors, broader macroeconomic conditions and industry and company-specific financial performance and outlook. Based upon this analysis, the Investment Adviser will sell positions determined to be overvalued and reposition the portfolio in more attractive investment opportunities on a relative basis given the current climate. No one factor or consideration is determinative in the fundamental investment process.
The Fund’s benchmark index is the Credit Suisse Leveraged Loan Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Conflict of Interest Risk. Affiliates of the Investment Adviser may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of the Investment Adviser’s affiliates in the loan obligations market may restrict the Fund’s ability to acquire some loan obligations or affect the timing or price of such acquisitions. Also, because the Investment Adviser may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of credit default swaps, total return swaps, futures, forwards and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the London Interbank Offered Rate (“LIBOR”) or Secured Overnight Financing Rate (“SOFR”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
LIBOR is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations. At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023.
The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.
SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.
Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell investments, at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender or counterparty (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund's redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans generally have greater price volatility than senior loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS A)

	Returns	Quarter ended
Year-to-Date Return	-5.76%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	11.96%	June 30, 2020
Worst Quarter Return	-15.50%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	5 Years	10 Years	Inception Date
Class A Shares				3/31/2011
Returns Before Taxes	1.68%	2.82%	3.27%
Returns After Taxes on Distributions	0.43%	1.14%	1.65%
Returns After Taxes on Distributions and Sale of Fund Shares	0.99%	1.41%	1.78%
Class C Shares				3/31/2011
Returns Before Taxes	2.19%	2.51%	2.74%*
Institutional Shares				3/31/2011
Returns Before Taxes	4.22%	3.61%	3.85%
Investor Shares				3/31/2011
Returns Before Taxes	4.24%	3.56%	3.78%
Class R Shares				3/31/2011
Returns	3.76%	3.04%	3.25%
Class R6 Shares				11/30/2017
Returns Before Taxes	4.39%**	3.65%**	3.87%**
Credit Suisse Leveraged Loan Index (reflects no deduction for fees or expenses)	5.39%	4.32%	4.83%
*
Class C Shares automatically convert into Class A Shares eight years after the purchase date. The since inception performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.
**
Class R6 Shares commenced operations on November 30, 2017. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Investor and Class R6 Shares, and returns for Class R Shares (which are offered exclusively to employee benefit plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Peter Campo, Managing Director, Head of Bank Loans Strategies on the High Yield and Bank Loans team, has managed the Fund since March, 2018; Lori Pomerantz, Vice President, has managed the Fund since 2021; and Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, has managed the Fund since 2021.
Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor, Class R and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Class R or Class R6 shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
For important tax information, please see “Tax Information” on page 37 of the Prospectus.

Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 37 of the Prospectus.

Goldman Sachs Investment Grade Credit Fund—Summary
Investment Objective
The Goldman Sachs Investment Grade Credit Fund (the "Fund") seeks a high level of total return consisting of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 72 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 137 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-188 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Institutional	Investor	Separate Account Institutional	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Institutional	Investor	Separate Account Institutional	Class R6
Management Fees	0.34%	0.34%	0.34%	0.34%	0.34%
Distribution and Service (12b-1) Fees	0.25%	None	None	None	None
Other Expenses[1]	0.20%	0.12%	0.20%	0.11%	0.11%
Total Annual Fund Operating Expenses	0.79%	0.46%	0.54%	0.45%	0.45%
Expense Limitation[2]	(0.08%)	(0.08%)	(0.08%)	(0.08%)	(0.08%)
Total Annual Fund Operating Expenses After Expense Limitation	0.71%	0.38%	0.46%	0.37%	0.37%
1
The “Other Expenses” for Class A Shares have been restated to reflect expenses expected to be incurred during the current fiscal year.
2
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A, Institutional, Investor, Separate Account Institutional and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Institutional, Investor, Separate Account Institutional and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same  (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$445	$610	$790	$1,309
Institutional Shares	$39	$140	$250	$571
Investor Shares	$47	$165	$294	$669
Separate Account Institutional Shares	$38	$136	$244	$559
Class R6 Shares	$38	$136	$244	$559

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 31% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in investment grade fixed income securities. Investment grade securities are securities that are rated at the time of purchase at least BBB– by S&P Global Ratings (“Standard & Poor’s”), at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or have a comparable credit rating by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined by the Investment Adviser to be of comparable credit quality. The Fund may invest in corporate securities, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), securities representing direct or indirect interests in or that are collateralized by adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Mortgage-Backed Securities”), asset-backed securities, and fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”). The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. Although the Fund may invest without limit in foreign securities, the Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets at the time of investment, and 10% of the Fund’s total assets may be invested in obligations of emerging countries. Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s total assets.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Credit Index, plus or minus one year, and over the last five years ended June 30, 2022, the duration of this Index has ranged between 6.81 and 8.56 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s portfolio management team seeks to build a portfolio that reflects their investment views across the investment grade credit market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As part of the Investment Adviser’s fundamental investment process, the Investment Adviser may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
The Fund’s benchmark index is the Bloomberg U.S. Credit Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.

Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund(which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities or instruments may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising.
Derivatives Risk. The Fund's use of interest rate futures, interest rate swaps,credit default swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Municipal Securities Risk.  Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Institutional, Investor, Separate Account Institutional and Class R6 Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS A)

	Returns	Quarter ended
Year-to-Date Return	-15.77%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	11.38%	June 30, 2020
Worst Quarter Return	-6.17%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	5 Years	10 Years	Inception Date
Class A Shares				11/3/2003
Returns Before Taxes	-5.04%	4.33%	4.10%
Returns After Taxes on Distributions	-3.99%	3.40%	2.77%
Returns After Taxes on Distributions and Sale of Fund Shares	-0.15%	3.30%	2.80%
Institutional Shares				11/3/2003
Returns Before Taxes	-0.98%	5.46%	4.85%
Investor Shares				7/29/2011
Returns Before Taxes	-1.06%	5.37%	4.76%
Separate Account Institutional Shares				11/3/2003
Returns Before Taxes	-1.07%	5.47%	4.86%
Class R6 Shares				7/31/2015
Returns Before Taxes	-0.97%*	5.47%*	4.86%*
Bloomberg U.S. Credit Index (reflects no deduction for fees or expenses)	-1.08%	5.05%	4.44%
*
Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.

The after-tax returns are for Class A Shares only. The after-tax returns for Institutional, Investor, Separate Account Institutional and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Manager:  Benjamin Johnson, CFA, Managing Director, Head of Investment Grade Credit team, has managed the Fund since 2003.
Buying and Selling Fund Shares
The minimum initial investment for Class A Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Class A and Institutional Shares do not impose their respective minimum initial investment requirements on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts. Separate Account Institutional Shares are available to Taxable Fixed Income (“TFI”) Separate Account clients with at least $100,000,000 in assets under management with Goldman Sachs & Co. LLC (“Goldman Sachs”) or its affiliates, and $50,000,000 invested in the TFI Separate Account strategy.
The minimum subsequent investment for Class A shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Separate Account Institutional or Class R6 shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
For important tax information, please see “Tax Information” on page 37 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 37 of the Prospectus.

Goldman Sachs Local Emerging Markets Debt Fund—Summary
Investment Objective
The Goldman Sachs Local Emerging Markets Debt Fund (the "Fund") seeks a high level of total return consisting of income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 72 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 137 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-188 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Investor	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Investor	Class R6
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None	None
Other Expenses	0.68%	0.93%	0.60%	0.68%	0.59%
Service Fees	None	0.25%	None	None	None
All Other Expenses	0.68%	0.68%	0.60%	0.68%	0.59%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.74%	2.49%	1.41%	1.49%	1.40%
Fee Waiver and Expense Limitation[2]	(0.52%)	(0.52%)	(0.49%)	(0.52%)	(0.49%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	1.22%	1.97%	0.92%	0.97%	0.91%
1
A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on Class C Shares redeemed within 12 months of purchase.
2
The Investment Adviser has agreed to (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to the affiliated funds in which the Fund invests; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.074% of the Fund’s average daily net assets. Additionally, Goldman Sachs & Co. LLC (“Goldman Sachs”), the Fund’s transfer agent, has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the Fund. These arrangements will remain in effect through at least July 29, 2023, and prior to such date, the Investment Adviser and Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Investor and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Investor and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$569	$925	$1,305	$2,368
Class C Shares	$300	$726	$1,279	$2,787
Institutional Shares	$94	$398	$724	$1,649
Investor Shares	$99	$420	$764	$1,735
Class R6 Shares	$93	$395	$719	$1,637

Class C Shares – Assuming no redemption	$200	$726	$1,279	$2,787

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 123% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in sovereign and corporate debt securities of issuers in emerging market countries, denominated in the local currency of such emerging market countries, and other instruments, including credit linked notes and other investments, with similar economic exposures.
The Fund’s portfolio managers seek to build a portfolio across the emerging markets debt market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As part of the Investment Adviser’s fundamental investment process, the Investment Adviser may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
The Fund may invest in all types of foreign and emerging country fixed income securities, including the following:
◼
Debt issued by governments, their agencies and instrumentalities, or by their central banks, including Brady Bonds;
◼
Interests in structured securities;
◼
Fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper);
◼
Loan participations; and
◼
Repurchase agreements with respect to the foregoing.
Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. Dollar.
Currency investments, particularly longer-dated forward contracts, provide the Fund with economic exposure similar to investments in sovereign and corporate debt with respect to currency and interest rate exposure. The Investment Adviser intends to use structured securities and derivative instruments to attempt to improve the performance of the Fund or to gain exposure to certain countries or currencies in the Fund’s investment portfolio in accordance with its investment objective, and the Fund’s investments in these instruments may be significant. These transactions may result in substantial realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund may invest in securities of any credit rating. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Securities of these issuers may be rated below investment grade (so-called “high yield” or “junk” bonds) or unrated. Although a majority of the Fund’s assets will be denominated in non-U.S. Dollars, the Fund may invest in securities denominated in the U.S. Dollar.
For purposes of the Fund’s policy to invest at least 80% of its Net Assets in securities and instruments of “emerging market country” issuers, the Investment Adviser generally expects a country to be an “emerging market country” if the country is identified as an “emerging market country” in any of the Fund’s benchmark indices. Such countries are likely to be located in Africa, Asia, the Middle

East, Eastern and Central Europe and Central and South America. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities, denominated in the local currency. Sovereign debt may also include nominal and real inflation-linked securities. An emerging market country issuer is an issuer economically tied to an emerging market country.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) plus or minus 2 years, and over the last five years ended June 30, 2022, the duration of this Index has ranged between 4.84 and 5.51 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund may invest in the aggregate up to 20% of its Net Assets in investments other than emerging country fixed income securities, currency investments and related derivatives, including (without limitation) equity securities and fixed income securities, such as government, corporate and bank debt obligations, of developed country issuers.
The Fund’s benchmark index is the J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged).
THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into uncleared OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund(which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities or instruments may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund’s use of structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.

Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Non-Diversification Risk. The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified  mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Non-Hedging Foreign Currency Trading Risk.  The Fund may engage in forward foreign currency transactions for hedging and non-hedging purposes. The Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Fund. Some of these transactions may also be subject to interest rate risk.
Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Sovereign  Default Risk.  An issuer of non-U.S. sovereign debt, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of borrowing rates, foreign debt or foreign currency exchange rates.

Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor and Class R6 Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS A)

	Returns	Quarter ended
Year-to-Date Return	-13.13%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	11.80%	December 31, 2020
Worst Quarter Return	-17.31%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	5 Years	10 Years	Inception Date
Class A Shares				2/15/2008
Returns Before Taxes	-12.43%	1.34%	-0.38%
Returns After Taxes on Distributions	-13.43%	-0.04%	-1.94%
Returns After Taxes on Distributions and Sale of Fund Shares	-7.35%	0.44%	-0.89%
Class C Shares				2/15/2008
Returns Before Taxes	-9.87%	1.43%	-0.70%*
Institutional Shares				2/15/2008
Returns Before Taxes	-8.01%	2.50%	0.36%
Investor Shares				7/30/2010
Returns Before Taxes	-7.89%	2.52%	0.31%
Class R6 Shares				11/30/2017
Returns Before Taxes	-8.01%**	2.51%**	0.36%**
J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (reflects no deduction for fees, expenses or taxes)	-8.75%	2.82%	0.74%
*
Class C Shares automatically convert into Class A Shares eight years after the purchase date. The 10-year performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.
**
Class R6 Shares commenced operations on November 30, 2017. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Investor and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Samuel Finkelstein, Managing Director, Global Head of Macro Strategies, has managed the Fund since 2008; Kay Haigh, Managing Director, Global Co-Head of Emerging Markets, has managed the Fund since 2020; and Ricardo Penfold, Managing Director, has managed the Fund since 2008.
Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor or Class R6 shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
For important tax information, please see “Tax Information” on page 37 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 37 of the Prospectus.

Goldman Sachs U.S. Mortgages Fund—Summary
Investment Objective
The Goldman Sachs U.S. Mortgages Fund (the "Fund") seeks a high level of total return consisting of income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 72 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 137 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-188 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Institutional	Investor	Separate Account Institutional	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Institutional	Investor	Separate Account Institutional	Class R6
Management Fees	0.34%	0.34%	0.34%	0.34%	0.34%
Distribution and Service (12b-1) Fees	0.25%	None	None	None	None
Other Expenses	0.25%	0.17%	0.25%	0.16%	0.16%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.85%	0.52%	0.60%	0.51%	0.51%
Fee Waiver and Expense Limitation[1]	(0.07%)	(0.07%)	(0.07%)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.78%	0.45%	0.53%	0.44%	0.44%
1
The Investment Adviser has agreed to (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fee it earns as an investment adviser to the affiliated funds in which the Fund invests; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.074% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A, Institutional, Investor, Separate Account Institutional and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Institutional, Investor, Separate Account Institutional and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$452	$629	$822	$1,378
Institutional Shares	$46	$160	$284	$646
Investor Shares	$54	$185	$328	$743
Separate Account Institutional Shares	$45	$156	$278	$634
Class R6 Shares	$45	$156	$278	$634

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the  fiscal year ended March 31, 2022 was 1,242% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in securities representing direct or indirect interests in or that are collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”) of U.S. issuers, including agency issued Mortgage-Backed Securities (“Agency Mortgage-Backed Securities”). A U.S. issuer is an issuer economically tied to the United States. The Fund may also invest in mortgage dollar rolls, other securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), asset-backed securities (including collateralized loan obligations (“CLOs”)) and foreign securities. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, primarily to manage the Fund’s duration, hedge the Fund’s portfolio risks, and/or gain exposure to certain fixed income securities.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund’s investments must be rated, at the time of purchase, at least BBB– by S&P Global Ratings (“Standard & Poor’s”), at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or have a comparable credit rating by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, must be determined by the Investment Adviser to be of comparable credit quality.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Securitized Bond Index plus or minus 0.5 years, and over the past five years ended June 30, 2022, the duration of this Index has ranged between 2.00 and 5.79 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund may utilize short positions to implement macro views on securities valuations, long term views on relative value or short term views on security mispricings, as well as any other views the Investment Adviser deems appropriate. For example, the Fund may enter into a TBA agreement to sell an Agency Mortgage-Backed Security that it believes will underperform. The Fund will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.

The Fund’s portfolio managers seek to build a portfolio that reflects their investment views across the U.S. mortgages market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As part of the Investment Adviser’s fundamental investment process, the Investment Adviser may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
The Fund’s benchmark index is the Bloomberg U.S. Securitized Bond Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Collateralized Loan Obligations Risk.  The Fund may invest in collateralized loan obligations ("CLOs") and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund(which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities or instruments may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising.
Derivatives Risk. The Fund's use of interest rate futures, interest rate, swaps, credit default swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
Short Position Risk. The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Institutional, Investor, Separate Account Institutional and Class R6 Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

CALENDAR YEAR (CLASS A)

	Returns	Quarter ended
Year-to-Date Return	-9.46%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	2.47%	September 30, 2012
Worst Quarter Return	-1.83%	December 31, 2016

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	5 Years	10 Years	Inception Date
Class A Shares				11/3/2003
Returns Before Taxes	-5.48%	1.47%	1.99%
Returns After Taxes on Distributions	-5.98%	0.51%	0.99%
Returns After Taxes on Distributions and Sale of Fund Shares	-3.24%	0.70%	1.09%
Institutional Shares				11/3/2003
Returns Before Taxes	-1.36%	2.62%	2.73%
Investor Shares				7/29/2011
Returns Before Taxes	-1.54%	2.51%	2.65%
Separate Account Institutional Shares				11/3/2003
Returns Before Taxes	-1.45%	2.61%	2.72%
Class R6 Shares				7/31/2015
Returns Before Taxes	-1.45%*	2.59%*	2.72%*
Bloomberg U.S. Securitized Bond Index (reflects no deduction for fees or expenses)	-1.04%	2.58%	2.36%
*
Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Institutional, Investor, Separate Account Institutional and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Christopher J. Hogan, CFA, Managing Director, has managed the Fund since 2009; Jon Calluzzo, Vice President, has managed the Fund since 2022, and Rob Pyne, Vice President, has managed the Fund since 2022.
Buying and Selling Fund Shares
The minimum initial investment for Class A Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Class A and Institutional Shares do not impose their respective minimum initial investment requirements on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts. Separate Account Institutional Shares are available to Taxable Fixed Income (“TFI”) Separate Account clients with at least $100,000,000 in assets under management with Goldman Sachs & Co. LLC (“Goldman Sachs”) or its affiliates, and $50,000,000 invested in the TFI Separate Account strategy.
The minimum subsequent investment for Class A shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Separate Account Institutional or Class R6 shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
For important tax information, please see “Tax Information” on page 37 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 37 of the Prospectus.

Single Sector Fixed Income Funds –
Additional Summary Information

Tax Information
The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

Investment Management Approach

INVESTMENT OBJECTIVEs
The Emerging Markets Debt Fund, Local Emerging Markets Debt Fund and U.S. Mortgages Fund each seek a high level of total return consisting of income and capital appreciation. The High Yield Fund seeks a high level of current income and may also consider the potential for capital appreciation. The High Yield Floating Rate Fund seeks a high level of current income. The Investment Grade Credit Fund seeks a high level of total return consisting of capital appreciation and income. Each Fund’s investment objective may be changed without shareholder approval upon 60 days’ notice.
PRINCIPAL INVESTMENT STRATEGIES
Emerging Markets Debt Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in sovereign and corporate debt securities and other instruments of issuers in emerging market countries. Such instruments may include credit linked notes and other investments with similar economic exposures.
The Fund’s portfolio managers seek to build a portfolio across the emerging markets debt market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams.
The Fund may invest in all types of foreign and emerging country fixed income securities, including the following:
◼
Debt issued by governments, their agencies and instrumentalities, or by their central banks, including Brady Bonds;
◼
Interests in structured securities;
◼
Fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper);
◼
Loan participations; and
◼
Repurchase agreements with respect to the foregoing.
Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. Dollar.
The Fund intends to use structured securities or derivatives, including but not limited to credit linked notes, financial future contracts, forward contracts and swap contracts to gain exposure to certain countries or currencies.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund may invest in securities of any credit rating. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Securities of these issuers may be rated below investment grade (so-called “high yield” or “junk” bonds) or unrated. Although a majority of the Fund’s assets may be denominated in U.S. Dollars, the Fund may invest in securities denominated in any currency and may be subject to the risk of adverse currency fluctuations.
For purposes of the Fund’s policy to invest at least 80% of its Net Assets in securities and instruments of issuers in “emerging market countries”, the Investment Adviser generally expects a country to be an “emerging market country” if the country is identified as an “emerging market country” in the Fund’s benchmark index. Such countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities. Sovereign debt may also include nominal and real inflation-linked securities.
An emerging market country issuer is an issuer economically tied to an emerging market country. In determining whether an issuer is economically tied to a particular country, the Investment Adviser will consider whether the issuer:
◼
Has a class of securities whose principal securities market is in that country;
◼
Has its principal office in that country;
◼
Derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in that country;
◼
Maintains 50% or more of its assets in that country; or
◼
Is otherwise determined to be economically tied to that country by the Investment Adviser in its discretion. For example, the Investment Adviser may use the classifications assigned by third parties, including an issuer’s “country of risk” as determined by Bloomberg or the classifications assigned to an issuer by the Fund’s benchmark index provider. These classifications are generally

Investment Management Approach
based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency. Although the Investment Adviser may rely on these classifications, it is not required to do so.
Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) plus or minus 2 years, and over the last five years ended June 30, 2022, the duration of this Index has ranged between 6.39 and 8.26 years.
The Fund’s benchmark index is the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged). The J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of emerging countries.
High Yield Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. Non-investment grade securities are securities rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality, and are commonly referred to as “junk bonds.” The Fund may invest in all types of fixed income securities, including:
◼
Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)
◼
Convertible and non-convertible corporate debt obligations
◼
Loan participations
◼
Custodial receipts
◼
Municipal securities
◼
Preferred stock
The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. However, to the extent that the Investment Adviser has entered into transactions that are intended to hedge the Fund’s position in a non-dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency.
Under normal market conditions, the Fund may invest up to 20% of its Net Assets in investment grade fixed income securities, including U.S. Government Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund or when the equity securities are received by the Fund in connection with a corporate restructuring of an issuer.
The Fund may invest in derivatives, including (i) credit default swap indices (or CDX) and total return swaps for hedging purposes or to seek to increase total return, and (ii) interest rate futures, forwards and swaps to manage the portfolio’s duration.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index plus or minus 2.5 years, and over the last five years ended June 30, 2022, the duration of this Index has ranged between 3.12 and 4.45 years. The Fund may invest in all types of fixed income securities.
The Fund’s investments are selected using a bottom-up analysis that incorporates fundamental research, a focus on market conditions and pricing trends, quantitative research, and news or market events. The selection of individual investments is based on the overall risk and return profile of the investment taking into account liquidity, structural complexity, cash flow uncertainty and downside potential. Research analyst and portfolio managers systematically assess portfolio positions, taking into consideration, among other factors, broader macroeconomic conditions and industry and company-specific financial performance and outlook. Based upon this analysis, the Investment Adviser will sell positions determined to be overvalued and reposition the portfolio in more attractive investment opportunities on a relative basis given the current climate.
The Fund’s benchmark index is the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index. The Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

High Yield Floating Rate Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Non-investment grade obligations are those rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality, and are commonly referred to as “junk bonds”. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.
The Fund’s investments in floating and variable rate obligations may include, without limitation, senior secured loans (including assignments and participations), second lien loans, senior unsecured and subordinated loans, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), debt issued by governments, their agencies and instrumentalities, and debt issued by central banks. The Fund may invest indirectly in loans by purchasing participations or sub-participations from financial institutions. Participations and sub-participations represent the right to receive a portion of the principal of, and all of the interest relating to such portion of, the applicable loan. The Fund expects to invest principally in the U.S. loan market and, to a lesser extent, in the European loan market. The Fund may also invest in other loan markets, although it does not currently intend to do so.
Under normal conditions, the Fund may invest up to 20% of its Net Assets in fixed income instruments, of any credit rating, including fixed rate corporate bonds, government bonds, convertible debt obligations, and mezzanine fixed income instruments. The Fund may also invest in floating or variable rate instruments that are rated investment grade and in preferred stock, repurchase agreements and cash securities.
The Fund may also invest in derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund’s investments in derivatives may include credit default swaps on credit and loan indices, forward contracts and total return swaps, among others. The Fund may use currency management techniques, such as forward foreign currency contracts, for hedging or non-hedging purposes. The Fund may invest in interest rate futures and swaps to manage the portfolio’s duration. Derivatives that provide exposure to floating or variable rate loans or obligations rated below investment grade are counted towards the Fund’s 80% policy.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Credit Suisse Leveraged Loan Index, plus or minus one year, and over the last five years ended June 30, 2022, the duration of the Index has ranged between 0.03 and 0.19 years. The Fund’s investments in floating rate obligations will generally have short to intermediate maturities (approximately 4-7 years).
The Fund’s investments are selected using a bottom-up analysis that incorporates fundamental research, a focus on market conditions and pricing trends, quantitative research, and news or market events. The selection of individual investments is based on the overall risk and return profile of the investment taking into account liquidity, structural complexity, cash flow uncertainty and downside potential. Research analyst and portfolio managers systematically assess portfolio positions, taking into consideration, among other factors, broader macroeconomic conditions and industry and company-specific financial performance and outlook. Based upon this analysis, the Investment Adviser will sell positions determined to be overvalued and reposition the portfolio in more attractive investment opportunities on a relative basis given the current climate.
The Fund’s benchmark index is the Credit Suisse Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the United States dollar-denominated leveraged loan market. This Index is unmanaged and is not available for direct investment.
Investment Grade Credit Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in investment grade fixed income securities. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. Investment grade securities are securities that are rated at the time of purchase at least BBB– by Standard & Poor’s, at least Baa3 by Moody’s, or have a comparable credit rating by another NRSRO or, if unrated, are determined by the Investment Adviser to be of comparable credit quality. The Fund may invest in corporate securities, U.S. Government Securities, Mortgage-Backed Securities, asset-backed securities, and Municipal Securities. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. Although the Fund may invest without limit in foreign securities, the Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets at the time of investment, and 10% of the Fund’s total assets may be invested in obligations of emerging countries. Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s total assets.

Investment Management Approach
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Credit Index, plus or minus one year, and over the last five years ended June 30, 2022, the duration of this Index has ranged between 6.81 and 8.56 years.
The Fund’s portfolio management team seeks to build a portfolio that reflects their investment views across the investment grade credit market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams.
The Bloomberg U.S. Credit Index is an unmanaged index that is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and Non-U.S. corporations) and noncorporates (sovereign, supranational, foreign agencies, and foreign local governments).
Local Emerging Markets Debt Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in sovereign and corporate debt securities of issuers in emerging market countries, denominated in the local currency of such emerging countries, and other instruments, including credit linked notes and other investments, with similar economic exposures.
The Fund’s portfolio managers seek to build a portfolio across the emerging markets debt market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams.
The Fund may invest in all types of foreign and emerging country fixed income securities, including the following:
◼
Debt issued by governments, their agencies and instrumentalities, or by their central banks, including Brady Bonds;
◼
Interests in structured securities;
◼
Fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper);
◼
Loan participations; and
◼
Repurchase agreements with respect to the foregoing.
Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. Dollar.
The Fund may also make currency investments, particularly longer-dated forward contracts, that provide the Fund with economic exposure similar to investments in sovereign and corporate debt with respect to currency and interest rate exposure. The Investment Adviser intends to use structured securities and derivative instruments to attempt to improve the performance of the Fund or to gain exposure to certain countries or currencies in the Fund’s investment portfolio in accordance with its investment objective. These instruments include credit linked notes, financial futures contracts, forward contracts and swap transactions, as well as other types of derivatives or structured securities. The Fund’s investments in these instruments may be significant. These transactions may result in substantial realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund may invest in securities of any credit rating. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Securities of these issuers may be rated below investment grade (so-called “high yield” or “junk” bonds) or unrated. Although a majority of the Fund’s assets will be denominated in non-U.S. Dollars, the Fund may invest in securities denominated in the U.S. Dollar.
For purposes of the Fund’s policy to invest at least 80% of its Net Assets in securities and instruments of “emerging market country” issuers, the Investment Adviser generally expects a country to be an “emerging market country” if the country is identified as an “emerging market country” in the Fund’s benchmark index. Such countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities, denominated in the local currency. Sovereign debt may also include nominal and real inflation-linked securities.
An emerging market country issuer is an issuer economically tied to an emerging market country. In determining whether an issuer is economically tied to a particular country, the Investment Adviser will consider whether the issuer:
◼
Has a class of securities whose principal securities market is in that country;

◼
Has its principal office in that country;
◼
Derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in that country;
◼
Maintains 50% or more of its assets in that country; or
◼
Is otherwise determined to be economically tied to that country by the Investment Adviser in its discretion. For example, the Investment Adviser may use the classifications assigned by third parties, including an issuer’s “country of risk” as determined by Bloomberg or the classifications assigned to an issuer by the Fund’s benchmark index provider. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency. Although the Investment Adviser may rely on these classifications, it is not required to do so.
Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) plus or minus 2 years, and over the last five years ended June 30, 2022, the duration of this Index has ranged between 4.84 and 5.51 years.
Portfolio Construction.  Currently, the Investment Adviser’s emerging markets debt strategy invests significantly in emerging market sovereign issues. As such, country selection is believed to be the most important factor in the portfolio construction process. The Investment Adviser evaluates macro developments and assesses the net flows within countries. The next most important factor is security selection.
Analysis of emerging market debt involves an understanding of the finances, political events, and macroeconomic condition of a country. The Investment Adviser’s research analysts analyze the “balance sheets” of the countries they follow. This may include evaluating factors such as balance of payments, tax revenues, and external and domestic debt. They also assess macroeconomic measures, which may include inflation, interest rates, growth prospects and monetary policy. For some emerging market debt countries, politics is the key driver of performance. As a result, the Investment Adviser’s research analysts may spend a significant portion of their time following the political developments of the countries they cover.
Fundamental analysis is combined with valuation techniques to determine relative values of securities. Although the Investment Adviser may believe a security is attractive from a fundamental point of view, the Investment Adviser may not believe the price is attractive relative to other credits. As a result, even if the Investment Adviser likes a country’s fundamentals, the Investment Adviser may not invest in it due to its valuation. Likewise, the Investment Adviser may believe that a certain country’s fundamentals are less positive but may invest in the country because the Investment Adviser believes the yield offers significant compensation for the additional risk.
Other.  The Fund may invest in the aggregate up to 20% of its Net Assets in investments other than emerging country fixed income securities and other instruments with similar economic exposures, including (without limitation) equity securities and fixed income securities, such as government, corporate and bank debt obligations, of developed country issuers.
The Fund’s benchmark index is the J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged). The J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) is an index of debt instruments of emerging countries.
THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT, AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.
U.S. Mortgages Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in Mortgage-Backed Securities of U.S. issuers, including Agency Mortgage-Backed Securities. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. The Fund may also invest in mortgage dollar rolls, U.S. Government Securities, asset-backed securities (including CLOs) and foreign securities. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, primarily to manage the Fund’s duration, hedge the Fund’s portfolio risks, and/or gain exposure to certain fixed income securities. For example, where the Fund invests in an obligation that has a duration outside the Fund’s target duration range (as discussed further below), the Fund may invest in derivatives as a way to mitigate the impact of that obligation on the overall duration of the Fund’s portfolio.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing TBA agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. In TBA agreements for Agency

Investment Management Approach
Mortgage-Backed Securities, the buyer and seller agree upon general trade parameters such as the issuer, maturity, coupon, face value, price and settlement date. The actual pools of mortgages to be delivered typically are announced two days prior to the settlement date; however, in most instances, the Fund will not take delivery of the pools of mortgages, but will instead participate in rolling TBA agreements, in which it exchanges a near settlement TBA agreement for a TBA agreement with a later settlement date. Reverse repurchase agreements involve the sale of securities held by the Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions enable the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade. The Fund may enter into reverse repurchase agreements when the Investment Adviser expects that the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund’s investments must be rated, at the time of purchase, at least BBB– by Standard & Poor’s, at least Baa3 by Moody’s, or have a comparable credit rating by another NRSRO or, if unrated, must be determined by the Investment Adviser to be of comparable credit quality. The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Securitized Bond Index plus or minus 0.5 years, over the last five years ended June 30, 2022, the duration of this Index has ranged between 2.00 and 5.79 years.
A U.S. issuer is an issuer economically tied to the United States. In determining whether an issuer is economically tied to a particular country, including the United States, the Investment Adviser will consider whether the issuer:
◼
Has a class of securities whose principal securities market is in that country;
◼
Has its principal office in that country;
◼
Derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in that country;
◼
Maintains 50% or more of its assets in that country; or
◼
Is otherwise determined to be economically tied to that country by the Investment Adviser in its discretion. For example, the Investment Adviser may use the classifications assigned by third parties, including an issuer’s “country of risk” as determined by Bloomberg or the classifications assigned to an issuer by the Fund’s benchmark index provider. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency. Although the Investment Adviser may rely on these classifications, it is not required to do so.
The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund may utilize short positions to implement macro views on securities valuations, long term views on relative value or short term views on security mispricings, as well as any other views the Investment Adviser deems appropriate. For example, the Fund may enter into a TBA agreement to sell an Agency TBA Mortgage-Backed Security that it believes will underperform. The Fund will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.
The Fund’s portfolio managers seek to build a portfolio that reflects their investment views across the U.S. mortgages market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams.
The Fund’s benchmark index is the Bloomberg U.S. Securitized Bond Index. The Bloomberg U.S. Securitized Bond Index is a composite of asset-backed securities, collateralized mortgage-backed securities (ERISA-eligible) and fixed rate mortgage-backed securities.
ALL FUNDS
“Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.

The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes (and to the extent that it is permitted to invest in the following), the Fund may invest up to 100% of its total assets in U.S. Government Securities, commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s, or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
References in the Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted, are not an indication of how a particular Fund is managed.
Fixed Income Investment Philosophy—Emerging Markets Debt Fund, Investment Grade Credit Fund, Local Emerging Markets Debt Fund and U.S. Mortgages Fund:
Our process:
◼
Combines diversified sources of return by employing multiple strategies
◼
Takes a global perspective to seek relative value opportunities
◼
Considers a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
◼
Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views
◼
Emphasizes a risk-aware approach as we view management as both an offensive and defensive tool
The Fixed Income Portfolio Management Team implements this overall philosophy through an investment process that seeks to maximize risk-adjusted total returns by using a diverse set of investment strategies and revolves around four key elements:
1. Developing a long-term risk budget—Lead portfolio managers (the “Portfolio Team”) set the strategic direction of a Fund by establishing a “risk budget.” The “risk budget” for the Funds is the range the portfolio managers will allow the Funds to deviate from their respective benchmarks with respect to sector allocations, country allocations, securities selection and, to a lesser extent, duration. Following analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to seek to optimize potential return.
2. Fundamental investment process—As part of its fundamental investment process, the Fixed Income Portfolio Management Team may integrate ESG factors alongside traditional fundamental factors to seek to: (i) determine whether a particular fixed income security and/or sector is suitable and attractively priced for investment and (ii) assess their potential impact on the credit quality and spreads of a particular fixed income security. Traditional fundamental factors that the Fixed Income Portfolio Management Team may consider include, but are not limited to, leverage, earnings, enterprise value, industry trends and macroeconomic factors. ESG factors that the Fixed Income Portfolio Management Team may consider include, but are not limited to, physical risk (e.g., wildfires, floods, droughts and rising sea levels), carbon intensity and emissions profiles, workplace health and safety, cyber risk, social unrest and equity, governance practices and stakeholder relations, employee relations, board structure and management incentives. The identification of a risk related to an ESG factor will not necessarily exclude a particular fixed income security and/or sector that, in the Fixed Income Portfolio Management Team’s view, is otherwise suitable and attractively priced for investment, and the Fixed Income Portfolio Management Team may invest in a security or sector without integrating ESG factors or considerations into its fundamental investment process. The relevance of specific traditional fundamental factors and ESG factors to the fundamental investment process varies across asset classes, sectors and strategies. The Fixed Income Portfolio Management Team may utilize data sources provided by third-party vendors and/or engage directly with issuers when assessing the above factors.
3. Generating investment views and strategies—Our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The Top-down Strategy Teams are responsible for Cross-Sector, Duration, Country and Currency decisions. Concurrently, Bottom-up Strategy Teams, comprised of sector specialists, formulate sub-sector allocation and security selection decisions.
4. Constructing the portfolios—The Portfolio and Strategy Teams construct the Fund’s portfolio through a collaborative process in which the Portfolio Team oversees the overall portfolio while the Strategy Teams actively manage the securities and strategies within their areas of specialization. This process enables the Portfolio Team to build a portfolio consisting of the ideas of the individual Strategy Teams’ consistent with the Fund’s overall risk and return objectives.
The Fixed Income Portfolio Management Team employs a fundamental investment process that considers a wide range of factors, and no one factor or consideration is determinative.
Fixed Income Investment Philosophy—High Yield Fund and High Yield Floating Rate Fund:
The Fixed Income Portfolio Management Team investment process revolves around four key elements:

Investment Management Approach
1. Research and evaluate prospective investments—Investment idea generation begins with the Investment Adviser’s portfolio managers, credit analysts and traders through a combination of the following:
◼
Fundamental research;
◼
Consideration of a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
◼
A focus on market conditions and pricing trends; and
◼
Quantitative research, and/or news and market events.
As part of its fundamental investment process, the Fixed Income Portfolio Management Team may integrate ESG factors alongside traditional fundamental factors to seek to: (i) determine whether a particular fixed income security and/or sector is suitable and attractively priced for investment and (ii) assess their potential impact on the credit quality and spreads of a particular fixed income security. Traditional fundamental factors that the Fixed Income Portfolio Management Team may consider include, but are not limited to, leverage, earnings, enterprise value, industry trends and macroeconomic factors. ESG factors that the Fixed Income Portfolio Management Team may consider include, but are not limited to, physical risk (e.g., wildfires, floods, droughts and rising sea levels), carbon intensity and emissions profiles, workplace health and safety, cyber risk, social unrest and equity, governance practices and stakeholder relations, employee relations, board structure and management incentives. The identification of a risk related to an ESG factor will not necessarily exclude a particular fixed income security and/or sector that, in the Fixed Income Portfolio Management Team’s view, is otherwise suitable and attractively priced for investment, and the Fixed Income Portfolio Management Team may invest in a security or sector without integrating ESG factors or considerations into its fundamental investment process. The relevance of specific traditional fundamental factors and ESG factors to the fundamental investment process varies across asset classes, sectors and strategies. The Fixed Income Portfolio Management Team may utilize data sources provided by third-party vendors and/or engage directly with issuers when assessing the above factors.
2. Identify investment ideas and formulate strategy—The Global Corporate Investment Team—a group of the Investment Adviser’s senior credit experts—meets weekly to discuss and evaluate individual credit ideas and existing risk exposures. The Team formulates broad strategic themes based on sector views, market developments and trends.
3. Construct portfolio—The portfolio managers construct the portfolio based on a combination of the following:
◼
Relative value analysis of security selection recommendations;
◼
Top-down scenario analysis to incorporate macroeconomic views and market technicals into the investment selection process; and
◼
Diversification across market segments, industry sectors and instrument types to mitigate risk and account for the likelihood that investments will “pay-off” at different times.
Positions are sized based upon the risk and return profiles of the investments, accounting for:
◼
Liquidity of underlying instruments,
◼
Structural complexity that is difficult to model,
◼
Cash flow uncertainty, and/or
◼
Significant downside potential.
4. Monitor risk and manage the portfolio on an ongoing basis
◼
Conduct regular performance, operational and risk reviews.
◼
Evaluate exit opportunities.
◼
Risk (both before and after an investment is made) and returns will be monitored by both the portfolio managers and the independent risk oversight team.
The Fixed Income Portfolio Management Team employs a fundamental investment process that considers a wide range of factors, and no one factor or consideration is determinative.
ADDITIONAL FEES AND EXPENSES INFORMATION
"Acquired Fund Fees and Expenses" reflect the expenses (including the management fees) borne by the Fund through its ownership of shares in other investment companies.
Differences in the “Expense Limitation” ratios across the Fund’s share classes are the result of, among other things, the effect of mathematical rounding on the daily accrual of expense reimbursement, particularly, in respect to share classes with small amounts of assets.
Differences in the “Other Expenses” ratios across the Fund’s share classes are the result of, among other things, contractual differences in transfer agency fees and/or the effect of mathematical rounding on the daily accrual of certain expenses, particularly, in respect to share classes with small amounts of assets.

ADDITIONAL PERFORMANCE INFORMATION
The below is additional information that relates to the “Performance” section of the Fund’s Summary section.
Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of the Fund’s Summary section are applicable only to the time period covered by the bar chart.
The definitions below apply to the after-tax returns shown in the “Performance” section of the Fund’s Summary section.
Average Annual Total Returns Before Taxes.  These returns do not reflect taxes on distributions on the Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.
Average Annual Total Returns After Taxes on Distributions.  These returns assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.
Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares.  These returns reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).
Note on Tax Rates.  The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.
OTHER INVESTMENT PRACTICES AND SECURITIES
Although the Fund’s principal investment strategies are described in the Fund’s Summary—Principal Strategy section of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Fund in their use of these techniques and other investment practices and investment securities. Numbers in these tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.
The Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website selected portfolio holdings information as of the end of each month subject to a fifteen day lag between the date of the information and the date on which the information is disclosed. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.

Investment Management Approach

10  Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted
	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund
Investment Practices
Borrowings	33 1∕3	33 1∕3	33 1⁄2	33 1∕3	33 1∕3	33 1∕3
Credit, Interest Rate and Total Return Swaps	•	•	•	•	•	•
Cross Hedging of Currencies	•	•	•	•	•	—
Currency Swaps	•	•	•	•	•	—
Custodial Receipts and Trust Certificates	•	•	•	•	•	•
Foreign Currency Transactions	•	•	•	•[5]	•	•
Futures Contracts	•	•	•	•	•	•
Illiquid Investments*	15	15	15	15	15	15
Interest Rate Caps, Floors and Collars	•	•	•	•	•	•
Investment Company Securities (including ETFs)[1]	10	10	10	10	10	10
Mortgage Dollar Rolls	—	—	—	•	—	•
Mortgage Swaps	—	•	•	•	—	•
Options[2]	•	•	•	•	•	•
Options on Foreign Currencies[3]	•	•	•	•	•	—
Repurchase Agreements	•	•	•	•	•	•
Reverse Repurchase Agreements	•	•	•	•	•	•
Short Sales[4]	—	—	—	—	—	•
Securities Lending	—	33 1∕3	33 1∕3	—	—	—
When-Issued Securities and Forward Commitments	•	•	•	•	•	•
*
Illiquid investments are any investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
1
This percentage limitation does not apply to the Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the Investment Company Act or rules, regulations or exemptive relief thereunder.
2
The Fund may sell call and put options and purchase call and put options on securities and other instruments in which the Fund may invest or any index consisting of securities or other instruments in which they may invest.
3
The applicable Fund may purchase and sell call and put options on foreign currencies.
4
The U.S. Mortgages Fund may engage in short selling of physical securities that it does not own. However, each Fund may (i) engage in short sales against the box, and (ii) obtain certain forms of short investment exposure through the use of derivatives.
5
The Investment Grade Credit Fund’s exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of its total assets.

10 Percent of total assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted*
	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund
Investment Securities
Asset-Backed Securities	•	•	—	•	•	•
Bank Obligations	•	•	•	•	•	•
Collateralized Loan Obligations	•	•	•	•	•	•
Convertible Securities	•	•	•	•	•	—
Corporate Debt Obligations and Trust Preferred Securities	•	•	•	•	•	•
Emerging Country Securities	•	25[3]	•	10[3]	•	—
Floating and Variable Rate Obligations	•	•	80+[8]	•	•	•
Foreign Securities[1]	•	•[4]	•	•[4]	•	•[4]
Loans and Loan Participations	•	•	•	•	•	—
Mortgage-Related Securities
Adjustable Rate Mortgage Loans	—	•	—	•	—	•
Collateralized Mortgage Obligations	—	•	—	•	—	•
Fixed Rate Mortgage Loans	—	•	—	•	—	•
Government Issued Mortgage-Backed Securities	—	•	—	•	—	•
Multiple Class Mortgage-Backed Securities	—	•	—	•	—	•
Privately Issued Mortgage-Backed Securities	—	•	—	•	—	•
Stripped Mortgage-Backed Securities	—	•	—	•	—	•
Non-Investment Grade Fixed Income Securities	•	80+5	•	—[6]	•	—[6]
Preferred Stock, Warrants and Rights	•	•	•	•	•	—
Second Lien Loans	•	•	•	•	•	—
Senior Loans	•	•	•	•	•	—
Structured Securities (which may include credit linked notes)[2]	•	•	•	•	•	•
Taxable Municipal Securities	•	•	—	•	•	•
Tax-Free Municipal Securities	•	•	—	•	•	•
Temporary Investments	•[7]	•[7]	•	•	•[7]	•
U.S. Government Securities	•	•	•	•	•	•
*
The High Yield and High Yield Floating Rate Funds may, however, invest securities lending collateral (if applicable) in registered or unregistered funds that invest in such instruments.
1
Includes issuers domiciled in one country and issuing securities denominated in the currency of another.
2
Structured securities are not subject to the same minimum credit quality requirement as the Fund’s investment in fixed income securities.
3
Of each of the High Yield Fund’s and Investment Grade Credit Fund’s foreign securities investments, 25% and 10%, respectively, of the Fund’s total assets in the aggregate may be invested in emerging country securities.
4
The High Yield Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars and in emerging country securities denominated in any currency. If the High Yield Fund’s position is hedged against currency risk, such position is not counted when calculating compliance with this 25% limitation. The Investment Grade Credit Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars (hedged or unhedged against currency risk). The U.S. Mortgages Fund currently intends to invest not more than 5% of its total assets in foreign securities (including securities not denominated in U.S. dollars), and will seek to hedge such investments against currency risk.
5
The High Yield Fund will invest at least 80% of its Net Assets in lower grade securities under normal circumstances.
6
The Investment Grade Credit and U.S. Mortgages Funds may not purchase securities that are rated below BBB– or Baa3 but may own such a security, if the security is downgraded after purchase.
7
The Emerging Markets Debt, High Yield and the Local Emerging Markets Debt Funds may for this purpose invest in investment grade and high grade securities without limit.
8
The High Yield Floating Rate Fund will invest, under normal circumstances, at least 80% of its Net Assets in floating rate loans and other floating or variable rate obligations rated below investment grade.

Risks of the Funds
Loss of money is a risk of investing in the Fund (which, for the remainder of this Prospectus, refers to one or more of the Funds offered in this Prospectus). An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
✓ Principal Risk • Additional Risk	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund
Call/Prepayment	•	•	•	•	•	•
Collateralized Loan Obligations and Other Collateralized Debt Obligations	•	•	•	•	•	✓
Conflict of Interest			✓
Counterparty	✓				✓
Credit/Default	✓	✓	✓	✓	✓	✓
Currency					•
Cybersecurity	•	•	•	•	•	•
Derivatives	✓	✓	✓	✓	✓	✓
Distressed Debt	•	•	•		•
Emerging Countries	✓	•	•	•	✓
ESG Integration	•	•	•	•	•	•
Extension	•	•	•	•	•	•
Floating and Variable Rate Obligations	•	•	✓	•	•	•
Foreign	✓	✓	✓	✓	✓	•
Geographic	•				•
Interest Rate	✓	✓	•	✓	✓	✓
Large Shareholder Transactions	✓	✓	✓	✓	✓	✓
Leverage	•	•	•	•	•	•
Liquidity	✓	✓	✓	•	✓	•
Loan-Related Investments	•	✓	✓	•	•
Management	•	•	•	•	•	•
Market	✓	✓	✓	✓	✓	✓
Mortgage-Backed and Other Asset-Backed Securities		•	•	•		✓
Municipal Securities	•	•		✓	•	•
NAV	•	•	•	•	•	•
Non-Diversification					✓
Non-Hedging Foreign Currency Trading	•	•	•	•	✓
Non-Investment Grade Fixed Income Securities	✓	✓	✓	•	✓
Other Investment Companies	✓	✓	✓	✓	✓	✓
Portfolio Turnover Rate						✓
Reverse Repurchase Agreements	•	•	•	•	•	✓
Sector	•				•
Short Position						✓
Sovereign Default
Economic	✓	•	•	•	✓
Political	✓	•	•	•	✓
Repayment	✓	•	•	•	✓
U.S. Government Securities	•	•	•	•	•	✓
◼
Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.

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Collateralized Loan Obligations and Other Collateralized Debt Obligations Risk—The Funds may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Tranches are categorized as senior, mezzanine and subordinated/ equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying collateral and may be rated investment grade. Despite the protection from the equity and mezzanine tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Typically, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid investments and may have limited independent pricing transparency. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CLOs may be characterized by the Fund as liquid investments.
The Fund may also invest in collateralized debt obligations (“CDOs”), which are structured similarly to CLOs, but are backed by pools of assets that are debt securities (rather than being limited only to loans), typically including bonds, other structured finance securities (including other asset-backed securities and other CDOs) and/or synthetic instruments. Like CLOs, the risks of an investment in a CDO depend largely on the type and quality of the collateral securities and the tranche of the CDO in which the Fund invests. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.
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Conflict of Interest Risk—Affiliates of the Investment Adviser may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of the Investment Adviser’s affiliates in the loan obligations market may restrict the High Yield Floating Rate Fund’s ability to acquire some loan obligations or affect the timing or price of such acquisitions. Also, because the Investment Adviser may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
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Counterparty Risk—Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with certain over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into certain OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses. However, recent regulatory developments require margin on certain uncleared OTC transactions which may reduce, but not eliminate, this risk.
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Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holdings may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
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Currency Risk—Changes in currency exchange rates may adversely affect the value of the Fund’s securities denominated in foreign currencies. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a

Risks of the Funds
country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the Fund does not correctly anticipate changes in exchange rates, its share price could decline as a result. The Fund may from time to time attempt to hedge all or a portion of its currency risk using a variety of techniques, including currency futures, forwards and options. However, these instruments may not always work as intended, and in certain cases the Fund may be worse off than if it had not used a hedging instrument. For certain emerging market currencies, suitable hedging instruments may not be available.
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Cybersecurity Risk—The Fund may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV; and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Cyber-attacks affecting the Fund or its Investment Adviser, custodian, Transfer Agent, or other third-party service providers may adversely impact the Fund and its shareholders.
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Derivatives Risk—The Fund’s use  of options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for both hedging and non-hedging purposes.
The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.
As an investment company registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A. As discussed in more detail in Appendix A and the SAI, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed therein.
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Distressed Debt Risk—When the Fund invests in obligations of financially troubled companies (sometimes known as “distressed” securities), there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss or hold its investment pending bankruptcy proceedings in the event the issuer files for bankruptcy.
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Emerging Countries Risk—Investments in securities of issuers located in, or otherwise economically tied to, emerging countries are subject to the risks associated with investments in foreign securities. The securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, and have smaller market capitalizations. In addition, emerging markets and frontier countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging and frontier market countries, which could negatively affect the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of sanctions or exchange controls

(including repatriation restrictions). The legal remedies for investors in emerging and frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. These risks are not normally associated with investments in more developed countries. For more information about these risks, see Appendix A.
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ESG Integration Risk—The Investment Adviser employs a fundamental investment process that may integrate ESG factors with traditional fundamental factors. The relevance and weightings of specific ESG factors to or within the fundamental investment process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When integrating ESG factors into the investment process, the Investment Adviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the Investment Adviser believes that the integration of material ESG factors into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the integration of ESG factors will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Investment Adviser’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
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Extension Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.
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Floating and Variable Rate Obligations Risk—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR or SOFR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023. The unavailability  or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV.
SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.
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Foreign Risk—When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets; greater volatility; and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain

Risks of the Funds
investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. For example, the United Kingdom (“UK”) withdrew from the European Union (“EU”) on January 31, 2020 (commonly known as “Brexit”), which has resulted in ongoing market volatility and caused additional market disruption on a global basis. The UK and the EU signed the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and UK’s relationship post Brexit. However, under the TCA, many aspects of the EU-UK relationship remain subject to further negotiation. Although the full effects of Brexit are unknown at this time, Brexit may continue to result in fluctuations of exchange rates, increased illiquidity, inflation, and changes in legal and regulatory regimes to which certain of the Fund’s assets are subject. These and other geopolitical developments, including ongoing regional armed conflict in Europe, could negatively impact the value of the Fund’s investments.
The Fund's investments in foreign securities may also be subject to foreign currency risk, the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund may have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries. For more information about these risks, see Appendix A.
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Geographic Risk—If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
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Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Although interest rates in the United States remain at relatively low levels, they are expected to increase in the future. Certain countries have experienced negative interest rates on certain fixed-income instruments. Changing interest rates may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.
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Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
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Leverage Risk—Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of the Fund's investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund's investment portfolio may be subject.

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Liquidity Risk—The Fund may invest in securities or instruments that trade in lower volumes, that are less liquid than other investments and/or that may become illiquid or less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to decreased liquidity.
Because the Fund may invest in non-investment grade fixed income securities and/or emerging country issuers, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events (including periods of rapid interest rate changes), or adverse investor perceptions, whether or not accurate.
Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in the Prospectus or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. While the Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If the Fund is forced to sell investments at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund's NAV and dilute remaining investors’ interests.
Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund's shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund's liquidity risk and may impact the Fund's NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, certain participating insurance companies, accounts or Goldman Sachs affiliates and other shareholders, whose buy-sell decisions are controlled by a single decision-maker.
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Loan-Related Investments Risk—In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities and the Investment Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the Fund to realize full value in the event of the need to sell a loan investment may be impaired by the lack of an active trading market for certain loans or adverse market conditions limiting liquidity. Loan obligations are not traded on an exchange, and purchasers and sellers rely on certain market makers, such as the administrative agent for the particular loan obligation, to trade that loan obligation. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund's redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from a credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available). The Fund may also hold a larger position in cash and cash items to limit the impact of extended trade settlement periods, which may adversely impact the Fund's performance. In addition, substantial increases in interest rates may cause an increase in loan obligation defaults.
Affiliates of the Investment Adviser may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of such affiliates in the loan markets may restrict the Fund's ability to acquire certain loans, affect the timing of such acquisition, or affect the price at which the loan is acquired.

Risks of the Funds
With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well and the ability of the lender to enforce appropriate credit remedies against the borrower. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or instrument of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Nevertheless, senior loans are usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
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Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
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Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund's investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund's exposure to risk of loss from adverse developments affecting those sectors or countries.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
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Mortgage-Backed and Other Asset-Backed Securities Risk—Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments.
The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may invest in mortgage-backed securities issued by the U.S. Government (see “U.S. Government Securities Risk”). To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages or during periods of rising interest rates. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
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Municipal Securities Risk—Municipal securities are subject to call/prepayment risk, credit/default risk, extension risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. Specific risks are associated with different types of municipal securities. With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default.
With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
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NAV Risk—The net asset value  of the Fund and the value of your investment will fluctuate.
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Non-Diversification Risk—The Local Emerging Markets Debt Fund is non-diversified, meaning that the Fund is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified  mutual  funds. Thus, the  Fund may be more susceptible to adverse developments affecting any single issuer held in  its portfolio, and may be more susceptible to greater losses because of these developments.
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Non-Hedging Foreign Currency Trading Risk—The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Fund. Some of the transactions may also be subject to interest rate risk.
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Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
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Other Investment Companies Risk—By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.

Risks of the Funds
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Portfolio Turnover Rate Risk—The U.S. Mortgages Fund may engage in active and frequent trading of portfolio securities to pursue its principal investment strategies. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
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Reverse Repurchase Agreements Risk—Reverse repurchase agreements involve the sale of securities held by the Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). The Fund may enter these transactions when the Investment Adviser expects that the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.
Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law. Such an insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. The Fund could lose money if it is unable to recover the securities or if the value of investments made by the Fund using the proceeds of the transaction is less than the value of securities. When the Fund enters into a reverse repurchase agreement, it must identify on its books cash or liquid assets that have a value equal to or greater than the repurchase price.
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Sector Risk—To the extent the Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.
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Short Position Risk—The U.S. Mortgages Fund may use derivatives, including futures and swaps, to implement short positions, and may engage in short selling. Taking short positions and short selling involve leverage of the Fund’s assets and present various risks. If the value of the instrument or market in which the Fund has taken a short derivative position on increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any premium and interest paid to a third party. Therefore, taking short derivative positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short derivative transaction may fail to honor its contract terms, causing a loss to the Fund.
The U.S. Mortgages Fund may make short sales of any instrument that the Fund may purchase for investment. In such transactions, the Fund sells an instrument it does not own (i.e., “naked” short) in anticipation of a decline in the market value of the instrument. Because selling instruments that the Fund does not own exposes the Fund to the risks associated with those instruments, naked shorts involve speculative exposure risk, and such transactions may increase the costs incurred by the Fund.
In order to sell an instrument short, the Fund must generally first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available instruments or for other reasons.
After selling a borrowed instrument, the Fund is then obligated to “cover” the short sale by purchasing and returning the instrument to the lender on a later date. The Fund cannot guarantee that the instrument necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, the Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing an instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. Unlike purchasing an instrument, where potential losses are limited to the purchase price and there is no upside limit on potential gain, the potential loss on a short sale is unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. If the price of a borrowed instrument declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender.

While the Fund has an open short position, it is subject to the risk that the instrument’s lender will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If this happens, the Fund may be required to buy the replacement instrument immediately at the instrument’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.
Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while a loan is outstanding. In addition, to borrow an instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
Until the Fund replaces a borrowed instrument, the Fund may be required to maintain short sale proceeds with the lending broker as collateral. Moreover, the Fund will be required to make margin payments to the lender during the term of the borrowing if the value of the instrument it borrowed (and short sold) increases. Thus, short sales involve credit exposure to the broker that executes the short sales. In the event of the bankruptcy or other similar insolvency with respect to a broker with whom the Fund has an open short position, the Fund may be unable to recover, or delayed in recovering, any margin or other collateral held with or for the lending broker. In addition, the Fund is required to identify on its books liquid assets (less any additional collateral held by the broker) to cover short sale obligations, marked-to-market daily. The requirement to identify liquid assets limits the Fund’s leveraging of investments and the related risk of losses from leveraging. However, such identification may also limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
Short Sales of TBA Securities Risk. The U.S. Mortgages Fund intends to make short sales of TBA securities. TBA transactions are forward agreements for the purchase or sale of securities, including Mortgage-Backed Securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including, for TBA Mortgage-Backed Securities, issuer, rate and mortgage terms. Although most TBA short sale transactions are closed before the Fund would be required to deliver the instrument, if the Fund does not close the position, the Fund may have to purchase the securities required to be delivered at a higher price than anticipated, causing a loss to the Fund. The Fund may not always be able to purchase the securities required to settle a short at a particular time or at an attractive price.
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Sovereign Default Risk—The issuer of non-U.S. sovereign debt held by the Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of borrowing rates, foreign debt or foreign currency exchange rates.
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Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
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Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, the imposition of international sanctions, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
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Repayment Risk—A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high borrowing rates (which may increase in market environments where interest rates are rising), high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.
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U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities  issued by those agencies, instrumentalities, and sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

Risks of the Funds
More information about the Fund’s portfolio securities and investment techniques, and its associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. 200 West Street New York, NY 10282	Emerging Markets Debt High Yield High Yield Floating Rate Investment Grade Credit Local Emerging Markets Debt U.S. Mortgages
GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of March 31, 2022, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $2.13 trillion.
The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants (“FCMs”) or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.
The Investment Adviser also performs the following additional services for the Funds (to the extent not performed by others pursuant to agreements with the Funds):
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Supervises all non-advisory operations of the Fund
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Provides personnel to perform necessary executive, administrative and clerical services to the Fund
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Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
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Maintains the records of the Fund
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Provides office space and all necessary office equipment and services
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
From time to time, Goldman Sachs or its affiliates may invest “seed” capital in the Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in the Fund by, among other things, taking an offsetting position in the benchmark of the Fund.

Service Providers
MANAGEMENT FEES AND OTHER EXPENSES
As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):
Fund	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended March 31, 2022*
Emerging Markets Debt	0.80%	First $ 2 Billion	0.80%
	0.72%	Next $3 Billion
	0.68%	Next $3 Billion
	0.67%	Over $8 Billion
High Yield	0.70%	First $ 2 Billion	0.70%
	0.63%	Next $3 Billion
	0.60%	Next $3 Billion
	0.59%	Over $8 Billion
High Yield Floating Rate	0.60%	First $ 1 Billion	0.55%
	0.54%	Next $1 Billion
	0.51%	Next $3 Billion
	0.50%	Next $3 Billion
	0.49%	Over $8 Billion
Investment Grade Credit	0.34%	First $ 1 Billion	0.34%
	0.31%	Next $1 Billion
	0.29%	Next $3 Billion
	0.28%	Next $3 Billion
	0.28%	Over $8 Billion
Local Emerging Markets Debt	0.80%	First $ 2 Billion	0.80%
	0.72%	Next $3 Billion
	0.68%	Next $3 Billion
	0.67%	Over $8 Billion
U.S. Mortgages	0.34%	First $ 1 Billion	0.34%
	0.31%	Next $1 Billion
	0.29%	Next $3 Billion
	0.28%	Next $3 Billion
	0.28%	Over $8 Billion
*
The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.
With respect to the High Yield Fund, the Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective rate of 0.67% as an annual percentage of the Fund's average daily net assets. In addition, the Investment Adviser has agreed to waive a portion of its management fees payable by the High Yield Floating Rate Fund, Local Emerging Markets Debt Fund and U.S. Mortgages Fund in an amount equal to any management fees it earns as an investment adviser to the affiliated funds in which the Funds invest, except those management fees it earns from the High Yield Floating Rate Fund’s investments of cash collateral received in connection with securities lending transactions in affiliated funds.  These arrangements will remain in effect through at least July 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. These management fee waivers may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.
In addition to the management fee waivers described above, the Investment Adviser may waive an additional portion of its management fee, including fees earned as the Investment Adviser to any of the affiliated funds in which the Funds invest, from time to time and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.024%, 0.004%, 0.104%, 0.004%, 0.074% and 0.074% of the average daily net assets for the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively, through at least July 29, 2023, and prior to such date, the

Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2021 is available in the Funds’ semi-annual report dated September 30, 2021. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2022 will be available in the Funds’ semi-annual report dated September 30, 2022.
FUND MANAGERS
The individuals jointly and primarily responsible for the day-to-day management of the Funds are listed below. The Fund’s portfolio managers' individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Fund’s portfolios.
Fixed Income Portfolio Management Team
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Samuel Finkelstein Managing Director, Global Head of Macro Strategies Co-Chief Investment Officer of Fixed Income Co-Head of Emerging Markets Debt	Portfolio Manager— Emerging Markets Debt Local Emerging Markets Debt	Since 2003 2008
Mr. Finkelstein is the Global Head of Macro Strategies, Co-Chief
Investment Officer of Fixed Income, and Co-Head of Emerging
Markets Debt, and a member of the Fixed Income Strategy Group and Cross-Sector Strategy team.

Kay Haigh Managing Director, Global Co-Head of Emerging Markets	Portfolio Manager— Emerging Markets Debt Local Emerging Markets Debt	Since 2020
Mr. Haigh is the Global Co-Head of Emerging Markets. Prior to
joining the Investment Adviser, he was an emerging markets
portfolio manager at Stone Milliner Asset Management, and he was global head of emerging markets at Morgan Stanley Investment
Management.

Christopher J. Hogan, CFA Managing Director	Portfolio Manager— U.S. Mortgages	Since 2009	Mr. Hogan is co-head of the Global Securitized Investment team and head of the Agency MBS Investment team. He specializes in agency mortgage-backed securities.
Benjamin Johnson, CFA Managing Director	Portfolio Manager— Investment Grade Credit	Since 2003	Mr. Johnson is Head of the Global Investment Grade Credit team and Global Head of Corporate Credit. He joined the Investment Adviser in 1998 and specializes in credit research.
Ricardo Penfold Managing Director	Portfolio Manager— Emerging Markets Debt Local Emerging Markets Debt	Since 2003 2008	Mr. Penfold joined the Investment Adviser in 2000.
Robert Magnuson Managing Director, Head of High Yield Strategies	Portfolio Manager— High Yield	Since 2014	Mr. Magnuson is a member of the High Yield portfolio management team specializing in credit research. He joined the Investment Adviser in 2006.
Peter Campo Managing Director, Head of Bank Loans Strategies	Portfolio Manager— High Yield Floating Rate	Since 2018
Mr. Campo is a Head of Bank Loans Strategies on the High Yield
and Bank Loans team. He joined the Investment Adviser in 2018.
Prior to joining the Investment Adviser, he worked at Eaton Vance from 2003 to 2018 as a portfolio manager and research analyst.

Lori Pomerantz Vice President	Portfolio Manager— High Yield Fund High Yield Floating Rate Fund	Since 2021 2021
Mrs. Pomerantz is a Portfolio Manager on the High Yield and Bank
Loan credit team within Fixed Income. She joined the Investment
Adviser in 2015, initially in the Alternative Investments and
Manager Selection (AIMS) business, where she spearheaded long only fixed income manager selection.

Ashish Shah Managing Director, Co-Chief Investment Officer, Global Fixed Income	Portfolio Manager— High Yield Fund High Yield Floating Rate Fund	Since 2021 2021
Mr. Shah is Co-Chief Investment Officer of Global Fixed Income, and
Head of the Cross-Sector Strategy within Fixed Income. Mr. Shah joined the Investment Adviser in 2018. Mr. Shah was previously at
AllianceBernstein from 2010 to 2018, where he was most recently the Head of Fixed Income and Chief Investment Officer of Global
Credit.

Jon Calluzzo Vice President	Portfolio Manager— U.S. Mortgages	Since 2022	Mr. Calluzzo is a portfolio manager on the Fixed Income team. He joined the Investment Adviser in 2016 as a Portfolio Manager on the Liquidity Solutions Short Duration team.
Rob Pyne Vice President	Portfolio Manager— U.S. Mortgages	Since 2022	Mr. Pyne is a portfolio manager on the Fixed Income team. He joined the Investment Adviser in 2009.

Service Providers
For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.
DISTRIBUTOR AND TRANSFER AGENT
Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.
For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to Class R6 Shares, 0.12% of average daily net assets with respect to the Class A, Class C, Investor and Class R, 0.04% of average daily net assets with respect to Institutional and Service Shares and 0.03% of average daily net assets with respect to the Investment Grade Credit and U.S. Mortgages Funds’ Separate Account Institutional Shares.
Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the Emerging Markets Debt Fund, 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the Local Emerging Markets Debt Fund and 0.05% as an annual percentage rate of the average daily net assets attributable to
Class A, Class C, Investor and Class R Shares of the High Yield Fund through at least July 29, 2023, and prior to such date, Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees.
From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.
ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS
The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund directly and indirectly invest. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
The Fund will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.
Under a securities lending program approved by the Funds’ Board of Trustees, the High Yield and High Yield Floating Rate Funds have retained an affiliate of the Investment Adviser to serve as a securities lending agent for each such Fund to the extent that they engage in the securities lending program. For these services, the lending agent is entitled to receive a fee from the High Yield and High Yield Floating Rate Funds, including a fee based on the returns earned on such Funds’ investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews reports on portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent.

Distributions
The Fund pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:
◼
Cash
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Additional shares of the same class of the same  Fund
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Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.
You may indicate your election on your account application. Any changes may be submitted in writing or via telephone, in some instances, to the Transfer Agent (either directly or through your Intermediary) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the applicable  Fund. If cash distributions are elected with respect to the Fund’s distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s annual distributions.
The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.
Distributions from net investment income and distributions from net capital gains, if any, are declared and paid as follows:
Fund	Investment Income Dividends		Capital Gains Distributions
	Declared	Paid	Declared and Paid
Emerging Markets Debt	Daily	Monthly	Annually
High Yield	Daily	Monthly	Annually
High Yield Floating Rate	Daily	Monthly	Annually
Investment Grade Credit	Daily	Monthly	Annually
Local Emerging Markets Debt	Daily	Monthly	Annually
U.S. Mortgages	Daily	Monthly	Annually
In addition to the net investment income dividends normally declared daily and paid monthly, a Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events. In addition a Fund may occasionally make a distribution at a time when it is not normally made.
From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (“GAAP”).
When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.

Shareholder Guide
The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund's shares.
How To Buy Shares
Shares Offering
Shares of the Fund are continuously offered through the Distributor. The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.
How Can I Purchase Shares Of The Fund?
You may purchase shares of the Fund through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”). Certain Intermediaries have been authorized by Goldman Sachs Trust (the “Trust”) to accept purchase, redemption or exchange orders on behalf of the Fund for their customers (“Authorized Institutions”), and if approved by the Fund, may designate other financial intermediaries to accept such orders. You should contact your Intermediary to learn whether it is authorized to accept orders on behalf of the Fund (i.e., an Authorized Institution). In order to make an initial investment in the Fund you must furnish to your Intermediary the information in the account application.
The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Intermediary to discuss which share class option is right for you.
Note: Intermediaries may receive different compensation for selling different share classes.
To open an account, contact your Intermediary. Customers of an Intermediary will normally give their order instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. Intermediaries are responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from their customers. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent by an Intermediary on a timely basis.
The Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by the Transfer Agent (or, if applicable, by an Authorized Institution) on a business day, and the order will be priced at the Fund’s current NAV per share (adjusted for any applicable sales charge) next determined after acceptance by the Transfer Agent (or, if applicable, by an Authorized Institution). For shareholders that place trades directly with the Fund’s Transfer Agent, proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Intermediaries of the Fund may have different requirements regarding what constitutes proper form for trade instructions. Please contact your Intermediary for more information.
For purchases by check, the Fund will not accept checks drawn on foreign banks, third party checks, temporary checks, cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, traveler’s cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Fund may accept cashier’s checks or official bank checks.
Investor and Class R Shares are not sold directly to the public. Instead, Investor and Class R Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Investor Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Intermediary that has entered into a contractual relationship with Goldman Sachs to offer such shares through such programs (“Eligible Fee-Based Program”). Investor and Class R Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs and SARSEPs; except that Investor Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program. Employee Benefit Plans and Eligible Fee-Based Programs must purchase Investor or Class R Shares through an Intermediary using a plan level or omnibus account.
Employee Benefit Plans generally may open an account and purchase Investor and/or Class R Shares through Intermediaries, financial planners, Employee Benefit Plan administrators and other financial intermediaries. Investor and/or Class R Shares may not be available through certain Intermediaries.

Shareholder Guide
Class R6 Shares are generally available to the following investors who purchase shares of the Fund through certain Intermediaries that have a contractual relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions, using a plan level or omnibus account, unless otherwise noted below.
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Investors who purchase Class R6 Shares through an Eligible Fee-Based Program;
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Employee Benefit Plans;
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Registered investment companies or bank collective trusts investing directly with the Transfer Agent;
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Institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities, investing at least $5,000,000 directly with the Transfer Agent; and
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Other investors at the discretion of the Trust’s officers.
Class R6 Shares may not be available through certain Intermediaries. For the purposes of Class R6 Shares eligibility, the term “Intermediary” does not include Goldman Sachs or its affiliates and Class R6 Shares will not be available to clients of Goldman Sachs Private Wealth Management, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware or The Ayco Company, L.P.
What Is My Minimum Investment In The Fund?
For each of your accounts investing in Class A or Class C Shares, the following investment minimums must be met:
	Initial	Additional*
Regular Accounts	$1,000	$50
Employee Benefit Plans	No Minimum	No Minimum
Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50
Individual Retirement Accounts and Coverdell ESAs	$250	$50
Automatic Investment Plan Accounts	$250	$50
*
No minimum additional investment requirements are imposed with respect to investors trading through Intermediaries who aggregate shares in omnibus or similar accounts (e.g., employee benefit plan accounts, wrap program accounts or traditional brokerage house accounts). A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.
For Institutional Shares, the minimum initial investment is $1,000,000 for individual or Institutional Investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates, except that no initial minimum will be imposed on (i) Employee Benefit Plans that hold their Institutional Shares through plan-level or omnibus accounts; or (ii) investment advisers investing for accounts for which they receive asset-based fees where the investment adviser or its Intermediary purchases Institutional Shares through an omnibus account. For this purpose, “Institutional Investors” shall include “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor); corporations; qualified non-profit organizations, charitable trusts, foundations and endowments; any state, county or city, or any instrumentality, department, authority or agency thereof; and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.
No minimum amount is required for initial purchases in Investor, Class R and Class R6 (except as provided below) Shares or additional investments in Institutional, Service, Investor, Class R, Separate Account Institutional or Class R6 Shares. Separate Account Institutional Shares are available to TFI Separate Account clients with at least $100,000,000 in assets under management with Goldman Sachs or its affiliates, and $50,000,000 invested in the TFI Separate Account strategy.
For Class R6 Shares, the minimum initial investment is $5,000,000 for institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities who purchase Class R6 Shares directly with the Transfer Agent.
There are no minimum purchase or account (minimum) requirements with respect to Service Shares. An Intermediary may, however, impose a minimum amount for initial and additional investments in Service Shares, and may establish other requirements such as a minimum account balance. An Intermediary may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.
The minimum investment requirement for Class A, Class C and Institutional Shares may be waived for: (i) Goldman Sachs, its affiliates (including the Trust) or their respective Trustees, officers, partners, directors or employees (including retired employees and former partners), as well as certain individuals related to such investors, including spouses or domestic partners, minor children including those of their domestic partners, other family members residing in the same household, and/or financial dependents, provided that all of the above are designated as such with an Intermediary or the Fund’s Transfer Agent; (ii) advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); (iii) certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and (iv) other investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments in such accounts.

What Should I Know When I Purchase Shares Through An Intermediary?
If shares of the Fund are held in an account maintained and serviced by your Intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Intermediary, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact your Intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Intermediary to an account with another Intermediary involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Intermediary. If your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
Certain Intermediaries may provide the following services in connection with their customers’ investments in Service Shares:
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Personal and account maintenance services
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Provide facilities to answer inquiries and respond to correspondence
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Act as liaison between the Intermediary’s customers and the Trust
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Assist customers in completing application forms, selecting dividend and other options, and similar services
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Shareholder administration services
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Act directly or through an agent, as the sole shareholder of record
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Maintain account records for customers
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Process orders to purchase, redeem and exchange shares for customers
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Process payments for customers
Intermediaries that invest in shares on behalf of their customers may charge brokerage commissions or other fees directly to their customer accounts in connection with their investments. You should contact your Intermediary for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.
The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Intermediaries and other persons to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds, except that the Investment Adviser, Distributor and their affiliates do not make such payments on behalf of Class R6 Shares. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. The payments are in addition to the distribution and service fees, service fees and shareholder administration fees and sales charges described in the Prospectus. Such payments are intended to compensate Intermediaries and other persons for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the recipients; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Fund and other Goldman Sachs Funds; the support or purchase of technology platforms/software; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, sponsor various trainings and educational programs. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Intermediaries and other persons for sub-accounting, sub-transfer agency, administrative, shareholder processing and/or recordkeeping services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the recipients. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports, economic analysis, and portfolio analysis, portfolio construction and similar tools and software. In certain cases, the Intermediaries may not pay for these products or services or may only pay for a portion of the total cost of these products or services. Please refer to the “Payments to Others (Including Intermediaries)” section of the SAI for more information about these and similar payments and services.
The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Intermediary or other person may differ for different Intermediaries and other persons. The presence of these and similar payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or other person to highlight, feature or recommend funds based, at least in part, on the level of compensation paid. You should contact your Intermediary, or any other person that provides services to you, for more information about the payments it receives and any potential conflicts of interest.

Shareholder Guide
You may be required to pay a commission directly to a broker or financial intermediary for effecting transactions in Institutional Shares. In addition to Institutional Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance) and are entitled to different services than Institutional Shares. Information regarding these other share classes is included in the Prospectus for the applicable share class and may also be obtained from your Intermediary or from Goldman Sachs by calling the number on the back cover of the Prospectus.
What Else Should I Know About Share Purchases?
The Trust reserves the right to:
◼
Refuse to open an account or require an Intermediary to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport); or (ii) certify that such number or other information is correct (if required to do so under applicable law).
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Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.
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Close the Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Investment Adviser.
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Provide for, modify or waive the minimum investment requirements.
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Modify the manner in which shares are offered.
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Modify the sales charge rate applicable to future purchases of shares.
Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).
The Fund may allow you to purchase shares through an Intermediary with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.
Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.
Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.
Customer Identification Program.  Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund are unable to verify an investor’s identity or are unable to obtain all required information. The Fund and their agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.
How Are Shares Priced?
The price you pay when you buy shares is the Fund’s next-determined NAV per share (as adjusted for any applicable sales charge) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form. The price you receive when you sell shares is the Fund’s next-determined NAV per share (adjusted for any applicable CDSCs) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form, with the redemption proceeds reduced by any applicable charges (e.g., CDSCs). Each class generally calculates its NAV as follows:
NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class

The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Fund’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of the Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.
Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded.
To the extent the Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.
Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.
In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.
Please note the following with respect to the price at which your transactions are processed:
◼
NAV per share of each share class is generally calculated by the Fund’s fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
◼
On any business day when the SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
◼
The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
◼
The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.

Shareholder Guide
Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.
Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.
Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.
The Fund relies on various sources to calculate its NAV. The ability of the Fund’s fund accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
When Will Shares Be Issued And Dividends Begin To Be Accrued?
Net investment income dividends that are declared daily and paid monthly will begin to be accrued as follows:
◼
Shares Purchased by Federal Funds Wire or ACH Transfer:
◼
If a purchase order is received in proper form before the Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after payment is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.
◼
If a purchase order is placed through an Intermediary that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.
◼
Shares Purchased by Check:
◼
If a purchase order is received in proper form before the Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.
Other dividends or distributions will be distributed annually as a declared event and paid to shareholders of record on the record date for such events.

Common Questions Applicable to the Purchase of Class A Shares
What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of the Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share.
The current sales charges and commissions paid to Intermediaries for Class A Shares of the Emerging Markets Debt, High Yield and Local Emerging Markets Debt Funds are as follows:
Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Maximum Dealer Allowance as Percentage of Offering Price*
Less than $100,000	4.50%	4.71%	4.00%
$100,000 up to (but less than) $250,000	3.00	3.09	2.50
$250,000 up to (but less than) $500,000	2.50	2.56	2.00
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00**	0.00**	***
The current sales charges and commissions paid to Intermediaries for Class A Shares of the Investment Grade Credit and U.S. Mortgages Funds are as follows:
Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Maximum Dealer Allowance as Percentage of Offering Price*
Less than $100,000	3.75%	3.90%	3.25%
$100,000 up to (but less than) $250,000	3.00	3.09	2.50
$250,000 up to (but less than) $500,000	2.50	2.56	2.00
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00**	0.00**	***
The current sales charges and commissions paid to Intermediaries for Class A Shares of the High Yield Floating Rate Fund are as follows:
Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Maximum Dealer Allowance as Percentage of Offering Price*
Less than $100,000	2.25%	2.30%	2.00%
$100,000 to $249,999	1.75	1.78	1.50
$250,000 to $499,999	1.25	1.27	1.00
$500,000 to $999,999	1.00	1.01	0.85
$1 million and over	0.00**	0.00**	***

* Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be reallowed to Intermediaries. Intermediaries to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act.
** No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1.00% (0.75% for High Yield Floating Rate Fund) may be imposed in the event of certain redemptions within 18 months. For more information about Class A Shares’ CDSCs, please see “What Else Do I Need to Know About Class A Shares’ CDSC?” below.
*** The Distributor may pay a one-time commission to Intermediaries who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% (0.75% for High Yield Floating Rate Fund) of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where this one time commission is not paid to a particular Intermediary (including Goldman Sachs’ Private Wealth Management Unit) the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedules to Intermediaries who initiate or are responsible for purchases by Employee Benefit Plans investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months, a CDSC of 1.00% (0.75% for High Yield Floating Rate Fund) may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Intermediaries will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months.
Different Intermediaries may impose different sales charges. These variations are described in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.

Shareholder Guide
You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in the Prospectus due to rounding calculations.
As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?” and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Intermediary must notify the Fund’s Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:
(i)
Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at all Intermediaries; or
(ii)
Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any Intermediary by related parties of the shareholder, such as members of the same family or household.
What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the beginning of the month in which the purchase was made, a CDSC of 1% (0.75% for High Yield Floating Rate Fund) may be imposed. The CDSC may not be imposed if your Intermediary agrees with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?” below and, if you hold shares through an Intermediary, see Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:
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Investors who purchase Class A Shares in accounts that are no longer associated with an Intermediary and held direct at the Transfer Agent, including retirement accounts.
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Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
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Qualified employee benefit plans of Goldman Sachs;
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Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
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Any employee or registered representative of any Intermediary (or such Intermediaries’ affiliates and subsidiaries) or their respective spouses, or domestic partners, children and parents;
◼
Banks, trust companies or other types of depository institutions;
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Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of the Fund;
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Employee Benefit Plans, other than Employee Benefit Plans that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed. Under such circumstances, Plans will be assessed sales charges as described further in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares,”;
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Investors who purchase Class A Shares through an omnibus account sponsored by an Intermediary that has an agreement with the Distributor covering such investors to offer Class A Shares without charging an initial sales charge;
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Insurance company separate accounts that make the Funds available as an underlying investment in certain group annuity contracts;
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“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
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Investment advisers investing for accounts for which they receive asset-based fees;
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Accounts over which GSAM or its advisory affiliates have investment discretion;
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Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
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State sponsored 529 college savings plans;
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Investors that purchase Class A Shares through the GS Retirement Plan Plus and Goldman Sachs 401(k) Programs;

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Former shareholders of certain funds who (i) received shares of a Goldman Sachs Fund in connection with a reorganization of an acquired fund into a Goldman Sachs Fund, (ii) had previously qualified for purchases of Class A Shares of the acquired funds without the imposition of a sales load under the guidelines of the applicable acquired fund family, and (iii) as of August 24, 2012 held their Goldman Sachs Fund shares directly with the Goldman Sachs Funds’ Transfer Agent, as long as they continue to hold the shares directly at the Transfer Agent.
You must certify eligibility for any of the above exemptions on your account application and notify your Intermediary and the Funds if you no longer are eligible for the exemption. You may be eligible for different or additional exemptions based on your Intermediary; see Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
The Fund will grant you an exemption subject to confirmation of your eligibility by your Intermediary. You may be charged a fee by your Intermediary.
How Can The Sales Charge On Class A Shares Be Reduced?
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Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A and/or Class C Shares, plus new purchases, reaches $100,000 or more. Class A and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. If the Fund’s Transfer Agent is properly notified, the “Amount of Purchase” in the chart in the section “What Is The Offering Price Of Class A Shares?” will be deemed to include all Class A and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse or domestic partner, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A and/or Class C Shares held at an Intermediary other than the one handling your current purchase. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A and/or Class C Shares of the Funds and Class A and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Intermediary must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Intermediary at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records.
In some circumstances, other Class A Shares and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A Shares and/or Class C Shares currently held will be valued at their current market value.
◼
Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $100,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. Purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. You must, however, inform the Transfer Agent (either directly or through your Intermediary) that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention. The SAI has more information about the Statement of Intention, which you should read carefully.
Different Intermediaries may have different policies regarding Rights of Accumulation and Statements of Intention. These variations are described in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
Common Questions Applicable to the Purchase Of Class C Shares
What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Fund at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1.00% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1.00% may be imposed upon the plan sponsor or third party administrator. Class C Shares acquired in

Shareholder Guide
exchange for shares subject to a CDSC will be subject to the CDSC, if any, of the shares originally held. No CDSC is imposed in connection with an exchange of Class C Shares at the time of such exchange. When Class C Shares are exchanged for Class C Shares of another fund, the period of time that such shares will be subject to a CDSC (if any) will be measured as of the date of the original purchase. With respect to such shares held by Employee Benefit Plans, the CDSC may be imposed on the plan sponsor or third party administrator.
Different Intermediaries may impose different sales charges. These variations are described in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class C Shares, including the payment of compensation to Intermediaries. A commission equal to 1% of the amount invested is normally paid by the Distributor to Intermediaries.
What Should I Know About The Automatic Conversion Of Class C Shares?
Class C Shares of the Fund will automatically convert into Class A Shares (which bear lower distribution and service (12b-1) fees and do not bear additional personal and account maintenance services fees) of the same Fund on or about the fifteenth day of the last month of the quarter that is eight years after the purchase date. No sales charges or other charges will apply in connection with any conversion.
If you acquire Class C Shares of the Fund by exchange from Class C Shares of another Goldman Sachs Fund, your Class C Shares will convert into Class A Shares of the Fund based on the date of the initial purchase. If you acquire Class C Shares through reinvestment of distributions, your Class C Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.
Shareholders will not recognize a gain or loss for federal income tax purposes upon the conversion of Class C Shares for Class A Shares of the same Fund. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain Intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.
New employee benefit plans are not eligible to purchase Class C Shares. Employee benefit plans which had this share class of the Fund available to participants on or before September 18, 2018, may continue to open accounts for new participants in such share class of the Fund and purchase additional shares in existing participant accounts.
If you purchased your shares through an Intermediary, it is the responsibility of your Intermediary to work with the Transfer Agent to effect the conversion and to ensure that Class C Shares are automatically converted after the appropriate period of time. In addition, if your shares are no longer subject to a CDSC, you may be able to exchange your Class C Shares for Class A Shares without the payment of a sales charge prior to the automatic conversion subject to the policies and procedures of the Intermediary through whom you have purchased your shares. Please contact your Intermediary with questions regarding your eligibility to exchange Class C Shares for Class A Shares.
Common Questions Applicable to the Purchase Of Class A and C Shares
What Else Do I Need To Know About The CDSC On Class A Or C Shares?
◼
The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
◼
No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
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No CDSC is charged on the per share appreciation of your account over the initial purchase price.
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When counting the number of months since a purchase of Class A or Class C Shares was made, all purchases made during a month will be combined and considered to have been made on the first day of that month.
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To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.
In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?
The CDSC on Class A and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
◼
Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
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Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
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The separation from service by a participant or beneficiary in an Employee Benefit Plan;
◼
Excess contributions distributed from an Employee Benefit Plan;

◼
Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;
◼
The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
◼
Satisfying the minimum distribution requirements of the Code;
◼
Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
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Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;
◼
A systematic withdrawal plan. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% of the value of your Class C Shares and 10% of the value of your Class A Shares;
◼
Redemptions or exchanges of Fund shares held through an Employee Benefit Plan using the Fund as part of a qualified default investment alternative or “QDIA”; or
◼
Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through Employee Benefit Plans.
You may be eligible for different or additional exemptions based on your Intermediary; see Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
How To Sell Shares
How Can I Sell Shares Of The Fund?
Generally, Shares may be sold (redeemed) only through Intermediaries. Customers of an Intermediary will normally give their redemption instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. On any business day the Fund is open, the Fund will generally redeem its Shares upon request at their next-determined NAV per share (subject to any applicable CDSC) after the Transfer Agent (or, if applicable, the Authorized Institution) has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Fund?” above. Redemptions may be requested by electronic trading platform (through your Intermediary), in writing or by telephone (unless the Intermediary opts out of the telephone redemption privilege on the account application). You should contact your Intermediary to discuss redemptions and redemption proceeds. The Fund may transfer redemption proceeds to an account with your Intermediary. In the alternative, your Intermediary may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).
When Do I Need A Medallion Signature Guarantee To Redeem Shares?
Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:
◼
A request is made in writing to redeem Class A, Class C, Investor or Class R Shares in an amount over $50,000 via check;
◼
You would like the redemption proceeds sent to an address that is not your address of record; or
◼
You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.
A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Intermediary to verify instructions. Additional documentation may be required.
What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.
In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and DST Asset Manager Solutions, Inc. (“DST”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:
◼
Telephone requests are recorded.
◼
Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).

Shareholder Guide
◼
For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
◼
The telephone redemption option does not apply to Shares held in an account maintained and serviced by your Intermediary. If your Shares are held in an account with an Intermediary, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
◼
The telephone redemption option may be modified or terminated at any time without prior notice.
◼
The Fund may allow redemptions via check up to $50,000 in Class A, Class C, Investor and Class R Shares requested via telephone.
Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.
How Are Redemption Proceeds Paid?
By Wire:  You may arrange for your redemption proceeds to be paid as federal funds to an account with your Intermediary or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Intermediary. The following general policies govern wiring redemption proceeds:
◼
Redemption proceeds will normally be paid in federal funds, between one and two business days (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
◼
Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
◼
If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
◼
If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
◼
To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
◼
None of the Trust, the Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or Intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or Intermediary.
By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within two business days (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed redemption request except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
◼
Shares of the Fund earn dividends on the day shares are redeemed.
◼
Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
◼
Intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Intermediaries may set times by which they must receive redemption requests. Intermediaries may also require additional documentation from you.
The Trust reserves the right to:
◼
Redeem your shares in the event your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary or in the event that the Fund is no longer an option in your Employee Benefit Plan or no longer available through your Eligible Fee-Based Program.

◼
Redeem your shares if your account balance is below the required Fund minimum. The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
◼
Redeem your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.
◼
Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
◼
Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
◼
Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
◼
Charge an additional fee in the event a redemption is made via wire transfer.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Fund may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.
None of the Trust, the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of the Fund and reinvest a portion or all of the redemption proceeds in the same share class of another Goldman Sachs Fund at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days (60 days with respect to the High Yield Fund and certain other Goldman Sachs Funds offered in other prospectuses) and you must reinvest the share proceeds within 90 days after you redeem. You should obtain and read the applicable prospectus before investing in any other Goldman Sachs Fund.
You may reinvest redemption proceeds as follows:
◼
If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption.
◼
The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
◼
You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.
Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact your Intermediary to arrange for exchanges of shares of the Fund for shares of another Goldman Sachs Fund.
You should keep in mind the following factors when making or considering an exchange:
◼
You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
◼
Currently, the Fund does not impose any charge for exchanges although the Fund may impose a charge in the future.

Shareholder Guide
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The exchanged shares of the new Goldman Sachs Fund may later be exchanged for shares of the same class of the original Fund held at the next determined NAV without the imposition of an initial sales charge or CDSC. However, if additional shares of the new Goldman Sachs Fund were purchased after the initial exchange, and that Fund’s shares do not impose a sales charge or CDSC, then the applicable sales charge or CDSC of the original Fund’s shares will be imposed upon the exchange of those shares.
◼
When you exchange shares subject to a CDSC, no CDSC will be charged at that time. However, for purposes of determining the amount of CDSC applicable to those shares acquired in the exchange, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC, and the amount and terms of the CDSC will be those applicable to the original shares acquired and will not be affected by a subsequent exchange.
◼
Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Intermediary.
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All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Goldman Sachs Fund need not meet the traditional minimum investment requirement for that Fund if the entire balance of the original Fund account is exchanged.
◼
Exchanges are available only in states where exchanges may be legally made.
◼
It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
◼
Goldman Sachs and DST may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
◼
Normally, a telephone exchange will be made only to an identically registered account.
◼
Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
◼
Exchanges into the Fund from another Goldman Sachs Fund received by the close of regular trading on the New York Stock Exchange will normally begin to accrue dividends on the next business day.
For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Employee Benefit Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.
Shareholder Services
Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make automatic investments in Class A and Class C Shares through your bank via ACH transfer or via bank draft or through your Intermediary each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available online at www.gsamfunds.com and from your Intermediary, or you may check the appropriate box on the account application.
Can My Distributions From The Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.
◼
Shares will be purchased at NAV.
◼
You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
◼
You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
◼
You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.
Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of Class A or Class C Shares of the Fund for shares of the same class of other Goldman Sachs Funds.
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Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
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You may elect to exchange into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
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Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
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Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.

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Minimum dollar amount: $50 per month.
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You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
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You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.
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An exchange is considered a redemption and a purchase and therefore may be a taxable transaction.
Can I Have Systematic Withdrawals Made On A Regular Basis?
You may redeem from your Class A or Class C Share account systematically via check or ACH transfer or through your Intermediary in any amount of $50 or more.
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It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A or Class C Shares because of the sales charges that are imposed on certain purchases of Class A Shares and because of the CDSCs that are imposed on certain redemptions of Class A and Class C Shares.
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Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including, the 3rd and 26th of the month.
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Each systematic withdrawal is a redemption and therefore may be a taxable transaction.
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The CDSC applicable to Class A or Class C Shares redeemed under the systematic withdrawal plan may be waived. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class C Shares and 10% of the value of your Class A Shares.
What Types Of Reports Will I Be Sent Regarding My Investment?
Intermediaries are responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to their customers for such services.
You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement if you invest in Class A, Class C, Investor or Class R Shares and a monthly account statement if you invest in Institutional, Service or Class R6 Shares. If your account is held through your Intermediary, you will receive this information from your Intermediary.
You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Intermediary or Goldman Sachs Funds at the appropriate phone number or address found on the back cover of the Prospectus. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Intermediary, please contact the Intermediary to revoke your consent.
Distribution and Service Fees
What Are The Different Distribution And/Or Service Fees Paid By The Fund’s Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class C and Class R Shares bear distribution and/or service fees paid to Goldman Sachs, some of which Goldman Sachs may pay to Intermediaries. Intermediaries seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Fund. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.
Under the Plans, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.50% of each applicable Fund’s average daily net assets attributed to Class A, Class C, and Class R Shares, respectively. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.
The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:
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Compensation paid to and expenses incurred by Intermediaries, Goldman Sachs and their respective officers, employees and sales representatives;
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Commissions paid to Intermediaries;
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Allocable overhead;
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Telephone and travel expenses;

Shareholder Guide
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Interest and other costs associated with the financing of such compensation and expenses;
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Printing of prospectuses for prospective shareholders;
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Preparation and distribution of sales literature or advertising of any type; and
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All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class C and Class R Shares.
In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Intermediaries after the shares have been held for one year. Goldman Sachs normally begins accruing the annual 0.25% and 0.50% distribution fees for the Class A and Class R Shares, respectively, as ongoing commissions to Intermediaries, immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.
Class C Personal And Account Maintenance Services And Fees
Under the Class C Plan, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each applicable Fund’s average daily net assets attributed to Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Intermediaries and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Fund. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from this arrangement.
In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Intermediaries after the shares have been held for one year.
Service Shares Service Plan And Shareholder Administration Plan
The Trust, on behalf of the High Yield Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares, pursuant to which Goldman Sachs and certain Intermediaries are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services, plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of Service Shares of the Fund that are attributable to or held in the name of Goldman Sachs or an Intermediary for its customers. Fees for personal and account maintenance services are paid pursuant to the Service Shares’ Service Plan and are subject to the requirements of Rule 12b-1 under the Investment Company Act. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.
Restrictions on Excessive Trading Practices
Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.
As a deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”
Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, the Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.
Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.
Fund shares may be held through omnibus arrangements maintained by Intermediaries, such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus Employee Benefit Plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these Intermediaries may not have the capability or may not be willing to apply the Fund’s market timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these Intermediaries may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Intermediary or by certain customers of the Intermediary. Intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by Intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an Intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

Taxation
As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.
Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.
DISTRIBUTIONS
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions  you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income, while distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.
Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. The preferential rate described above also applies to certain qualifying dividend income, but Fund distributions will generally not qualify for that favorable treatment and also will generally not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. The Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.
Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The character and tax status of all distributions will be available to shareholders after the close of each calendar year.
The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income. Shareholders of the Emerging Markets Debt and Local Emerging Markets Debt Funds may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to you. If the Fund make such an election the shareholders would also be required to include in their income their proportionate share of the foreign taxes covered by the election.
If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”
SALES AND EXCHANGES
Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

OTHER INFORMATION
When you open your account, you should provide your Social Security Number or tax identification number on your account application. By law, the Fund must withhold 24% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the Internal Revenue Service (“IRS”) instructs the Fund to do so.
The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, for shares purchased on or after January 1, 2012, their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an Intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.
You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.
Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund shares. Non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Funds. It is expected that a Fund will generally make designations of short-term gains, to the extent permitted, but the Funds do not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.
Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks
The Funds will be subject to the risks associated with fixed income securities. These risks include, among others, interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.
A rising interest rate environment could cause the value of the Funds’ fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair the Fund’s ability to achieve its investment objective. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.
The Investment Adviser is subject to registration and regulation as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment adviser to the Local Emerging Markets Debt Fund.
To the extent the Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund invests therein.
To the extent the Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.
The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.
Each of the Funds described in the Prospectus has a target duration range. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted. The Investment Adviser may use derivative instruments to manage the durations of Funds’ investment portfolios. These derivative instruments may include futures contracts, options on futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten or lengthen the duration of the Fund.
Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, the Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and the Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur.
The Funds’ investments in derivative instruments, including financial futures contracts, options and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Funds’ investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Funds are taxable to their shareholders.
Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in the Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Financial futures contracts used by each of the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (LIBOR) of a three-month deposit. Further information is included in the Prospectus regarding futures contracts, swaps and other derivative instruments used by the Funds, including information on the risks presented by these instruments and other purposes for which they may be used by the Funds.
Certain Funds also have credit rating requirements for the securities they buy, which are applied at the time of purchase. For the purpose of determining compliance with any credit rating requirement, each Fund (other than the High Yield Fund) assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. The High Yield Fund assigns a security, at the time of purchase, the lower of two ratings if the security is rated by two NRSROs, or the middle of three ratings if the security is rated by three NRSROs. For this purpose, each Fund relies only on the ratings of the following NRSROs: Standard & Poor’s, Moody’s and Fitch, Inc. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements.
A security satisfies the Fund’s credit rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s credit rating requirement at the time of purchase and is subsequently downgraded below a minimum rating requirement or upgraded above a maximum rating requirement, the Fund will not be required to dispose of such security. If a downgrade or upgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of the Fund and its shareholders.
As discussed below, the Funds may invest in credit default swaps, which are derivative investments.
The Funds may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, the Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.
The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.
B. Other Portfolio Risks
Credit/Default Risks. Debt securities purchased by the Funds may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.
Debt securities rated BBB– or higher by Standard & Poor’s, or Baa3 or higher by Moody’s or having a comparable credit rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal.

Appendix A
Certain Funds may invest in fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.
In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.
Risks of Derivative Investments.  The Funds may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Derivatives may be used for both hedging and non-hedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by the Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker or counterparty with whom the Fund has an open derivative position. Losses may also arise if the Funds receive cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. If cash collateral is not invested, the Fund may be exposed to additional risk of loss in the event of the insolvency of its custodian holding such collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Using derivatives for non-hedging purposes presents greater risk of loss than derivatives used for hedging purposes.
Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.
Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.
Risks of Foreign Investments.  The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.
Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.
Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.
If the Fund focuses its investments in one or a few countries and currencies, the Fund may be subjected to greater risks than if the Fund’s assets were not geographically focused.
Risks of Sovereign Debt.  Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.
Risks of Emerging Countries.  Each Fund (except for U.S. Mortgages Fund) may invest in securities of issuers located in, or otherwise economically tied to, emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for the Fund to invest in such emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.

Appendix A
Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance could be inhibited.
Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.
A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.
Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.
The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.
A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments. Certain Funds are limited with respect to how much they may invest in emerging countries debt. For purposes of applying the Fund’s respective limitation, “emerging market countries” include but are not limited to those considered to be developing by the World Bank. Generally, the Investment Adviser has broad discretion to identify other countries that it considers to qualify as emerging market countries. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities. Sovereign debt may also include nominal and real inflation-linked securities. In determining whether an issuer of corporate debt is in an emerging market country, the Investment Adviser will ordinarily do so by identifying the issuer’s “country of risk.” The issuer’s “country of risk” is determined based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Although the Investment Adviser will generally rely on an issuer’s “country of risk” as determined by Bloomberg, it is not required to do so, as long as the issuer is otherwise tied economically to an emerging market country. The Investment Adviser may (but is not required to) deem an issuer to be otherwise tied to an emerging market country if it derives at least 50% of its revenues and/or profits from goods produced, sales made or services provided in one or more emerging market countries, measured at the time of purchase.

A Fund may invest directly in the domestic bond markets in Mainland China through the Mutual Bond Market Access between Mainland China and Hong Kong (“Bond Connect”). Investing through Bond Connect is subject to a number of distinct operational and regulatory risks in addition to risks typically associated with investments in emerging market countries, which may affect the Fund’s performance. Bond Connect’s order, clearance, and settlement procedures and systems are relatively untested and subject to change, which could pose risks to the Fund. Furthermore, the custody arrangements for investments made through Bond Connect may affect the Fund’s ability to enforce its rights as the beneficial owner of these investments.
Risks of Investments in Central and South America.  A significant portion of the Emerging Markets Debt and Local Emerging Markets Debt Funds’ portfolios may be invested in issuers located in Central and South American countries. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers. Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. Any of the foregoing risk factors could have an adverse impact on the Funds’ investments in Central and South America.
Foreign Custody Risk.  A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Risks of Illiquid Investments.  Each Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.
Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How To Buy Shares—How Are Shares Priced?”
Risks of Structured Investment Vehicles.  Structured Investment Vehicles (“SIVs”) are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.

Appendix A
Temporary Investment Risks.  Each Fund may, for temporary defensive purposes (and to the extent that it is permitted to invest in the following), invest up to 100% of its total assets in:
◼
U.S. Government Securities
◼
Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
◼
Certificates of deposit
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Bankers’ acceptances
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Repurchase agreements
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Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
◼
ETFs
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Other investment companies
◼
Cash items
When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
Risks of Short Selling.  The U.S. Mortgages Fund may engage in short selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security, then must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a security, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the security at the time of the short sale.
A Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require the Fund to post as collateral other securities that it owns. If the Fund reinvests the cash proceeds, the Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, the Fund might be required to liquidate long and short positions at times or in amounts that may be disadvantageous to the Fund.
Each Fund may make short sales against the box, in which the Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.
The SEC and financial industry regulatory authorities in other countries have imposed temporary prohibitions and restrictions on certain types of short sale transactions. These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the Investment Adviser to sell securities short on behalf of the Fund.
C. Portfolio Securities and Techniques
This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.
The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.
U.S. Government Securities.  Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.
U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).
U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.

U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Government Securities if it is not obligated to do so by law.
Custodial Receipts and Trust Certificates.  Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Mortgage-Backed Securities.  The High Yield, Investment Grade Credit and U.S. Mortgages Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose the Fund to the risk of earning a lower rate of return upon reinvestment of principal.
The High Yield, Investment Grade Credit and U.S. Mortgages Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.
Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-backed securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some mortgage-backed securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.
Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.
Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-backed securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.
To the extent the Fund concentrates its investments in pools of mortgage-backed securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Appendix A
Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.
Asset-Backed Securities.  Each Fund (other than the High Yield Floating Rate Fund) may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in the prevailing interest rates. There is no guarantee that private guarantors or insurers of an asset-backed security, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.
Municipal Securities.  The Emerging Markets Debt Fund, High Yield Fund, Investment Grade Credit Fund, Local Emerging Markets Debt Fund and U.S. Mortgages Fund may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which the Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest.
Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.
Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities in which the Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities. Dividends paid by the Funds based on investments in Municipal Securities will be taxable.
The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.
In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.
Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s duration. Certain tender option bonds may be illiquid.
Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund that invests in such Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.
The Funds may invest in Municipal Securities issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. Such securities may be considered below investment grade or may be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of the Fund that holds such securities.
Brady Bonds and Similar Instruments.  Certain Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).
Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.
In addition, certain Funds may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.
Corporate Debt Obligations, Trust Preferred Securities and Convertible Securities.  The Funds may invest in corporate debt obligations, trust preferred securities and convertible securities (except that the U.S. Mortgages Fund may not invest in convertible securities). Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.
Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market

Appendix A
losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.
Bank Obligations.  The Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
Foreign Currency Transactions.  The Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.
The Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which presents additional risk.
Certain Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).
The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.
Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.
Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. The market in such forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.
A Fund is not required to post cash collateral with its counterparties in certain foreign currency transactions. Accordingly, the Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post cash collateral with its counterparties (which is the case with certain transactions). Where the Fund’s counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.
Structured Securities and Inverse Floaters.  Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investments so that small changes in the value of the reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.
Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.
Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.
Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.
Floating and Variable Rate Obligations.  Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.
Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating and variable rate obligations may have an adverse affect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.
For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Funds, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Funds from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.

Appendix A
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds.  Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.
Mortgage Dollar Rolls.  The U.S. Mortgages and Investment Grade Credit Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.
Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.
Options on Securities, Securities Indices and Foreign Currencies.  A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) call and put options and purchase put and call options on any securities and other instruments in which the Fund may invest or on any index consisting of securities or other instruments in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and write (sell) put and call options on foreign currencies.
The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.
Yield Curve Options.  Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.
Futures Contracts and Options and Swaps on Futures Contracts.  Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. and (except in the case of the U.S. Mortgages Fund) foreign exchanges.

Each Fund may, to the extent consistent with its investment policies, purchase and sell futures contracts, purchase and write call and put options on futures contracts, and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.
Futures contracts and related options and swaps present the following risks:
◼
While the Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.
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Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
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The loss incurred by the Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.
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Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
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As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
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Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
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Foreign exchanges may not provide the same protection as U.S. exchanges.
When-Issued Securities and Forward Commitments.  Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.
Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. Some Funds may also enter into repurchase agreements involving certain foreign government securities. The collateral may consist of any type of security in which the Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.
If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.
Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Lending of Portfolio Securities.  The High Yield and High Yield Floating Rate Funds may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’ custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in the Prospectus regarding investments in fixed income securities and cash equivalents.

Appendix A
A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or its agent, or becomes insolvent.
Borrowings and Reverse Repurchase Agreements.  Each Fund can borrow money from banks and other financial institutions, and may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed or received). Borrowings and reverse repurchase agreements involve the use of leverage and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested.
Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Equity Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. The Funds may enter into some or all of the following swap transactions and options agreements, including interest rate caps, floors and collars. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security or pool of securities. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a party the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the party may also be required to pay the dollar value of that decline to the counterparty. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for another payment stream. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.
The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than the Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when the Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.
When the Fund writes (sells) credit swaps on individual securities or instruments, the Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.
The use of interest rate, mortgage, credit, currency index, total return and equity swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.
Currently, certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading are expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading do not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of the

Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher amounts for uncleared swaps.
Other Investment Companies.  Each Fund may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.
Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies (including ETFs and money market funds) and business development companies beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.
Additionally, to the extent that any Fund serves as an “acquired fund” to another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Investment Company Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).
The use of ETFs is generally intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.
A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
Non-Investment Grade Fixed Income Securities.  Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Non-investment grade fixed income securities are also issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.
The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, the Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be

Appendix A
affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.
A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain.
The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause the Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Downgraded Securities.  After its purchase, a portfolio security may be assigned a lower rating or cease to be rated, which may affect the market value and liquidity of the security. If this occurs, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
Collateralized Loan Obligations.  The Funds may invest in collateralized loan obligations (“CLOs”). A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid investments. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CLOs may be characterized by the Fund as liquid investments.
Loan-Related Investments.  The Funds (except U.S. Mortgages Fund) may invest in loan-related investments such as loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower (the “borrower”) which is administered and sold by a financial intermediary. The Funds may only invest in loans to issuers in whose obligations it may otherwise invest. Loan interests may take the form of a direct or co-lending relationship with the borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a loan interest or when it acquires certain interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower.
An assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Longer interest rate reset periods generally increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in senior loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in senior loans should decrease. Second lien loans have the same characteristics as senior loans except that such loans are subordinated or unsecured and thus lower in priority of payment to senior loans. Accordingly, the risks associated with second lien loans are higher than the risk of loans with first priority over the collateral. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Second lien loans typically have adjustable floating rate interest payments. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Preferred Stock, Warrants and Stock Purchase Rights.  Each Fund (except for U.S. Mortgages Fund) may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.
Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Distressed Debt.  A Fund that invests in distressed debt may risk holding the securities through bankruptcy proceedings. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that the Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.
Equity Investments.  After its purchase, a portfolio investment (such as a convertible debt obligation) may convert to an equity security. Alternatively, the Fund may acquire equity securities in connection with a restructuring or other similar event related to one or more of its investments. If this occurs, the Fund may continue to hold the investment (or make additional purchases of that equity investment) if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Appendix A
Asset Segregation.  As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Funds must identify on their books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not a permissible offsetting position or a contractual “netting” agreement with respect to swaps (other than credit default swaps where the Fund is the protection seller). However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, the Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Forwards and futures contracts that do not cash settle may be treated as cash settled for asset segregation purposes when the Funds have entered into a contractual arrangement with a third party FCM or other counterparty to off-set the Funds’ exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the Investment Company Act and SEC or SEC staff guidance. By identifying assets equal to only their net obligations under certain instruments, the Funds will have the ability to employ leverage to a greater extent than if the Funds were required to identify assets equal to the full notional amount of the instrument.
In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed above. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires the Fund to trade derivatives (and other transactions that create future payment or delivery obligations) subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

Appendix B
Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years  (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request).
	Goldman Sachs Emerging Markets Debt Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$11.98	$10.36	$12.20	$12.67	$12.73
Net investment income(a)	0.44	0.43	0.51	0.58	0.56
Net realized and unrealized gain (loss)	(1.32)	1.61	(1.85)	(0.51)	(0.08)
Total from investment operations	(0.88)	2.04	(1.34)	0.07	0.48
Distributions to shareholders from net investment income	(0.45)	(0.42)	(0.26)	(0.50)	(0.54)
Distributions to shareholders from return of capital	—	—	(0.24)	(0.04)	—
Total distributions	(0.45)	(0.42)	(0.50)	(0.54)	(0.54)
Net asset value, end of year	$10.65	$11.98	$10.36	$12.20	$12.67
Total return(b)	(7.64)%	19.75%	(11.48)%	0.77%	3.75%
Net assets, end of year (in 000s)	$29,940	$43,340	$46,179	$61,408	$105,098
Ratio of net expenses to average net assets	1.16%	1.17%	1.19%	1.20%	1.20%
Ratio of total expenses to average net assets	1.22%	1.25%	1.26%	1.24%	1.23%
Ratio of net investment income to average net assets	3.62%	3.60%	4.17%	4.84%	4.32%
Portfolio turnover rate(c)	32%	79%	87%	80%	70%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix B

	Goldman Sachs Emerging Markets Debt Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$11.97	$10.35	$12.19	$12.67	$12.72
Net investment income(a)	0.35	0.34	0.42	0.48	0.46
Net realized and unrealized gain (loss)	(1.32)	1.61	(1.85)	(0.51)	(0.07)
Total from investment operations	(0.97)	1.95	(1.43)	(0.03)	0.39
Distributions to shareholders from net investment income	(0.36)	(0.33)	(0.22)	(0.41)	(0.44)
Distributions to shareholders from return of capital	—	—	(0.19)	(0.04)	—
Total distributions	(0.36)	(0.33)	(0.41)	(0.45)	(0.44)
Net asset value, end of year	$10.64	$11.97	$10.35	$12.19	$12.67
Total return(b)	(8.34)%	18.76%	(12.07)%	(0.06)%	3.07%
Net assets, end of year (in 000s)	$8,088	$10,192	$13,742	$21,871	$34,848
Ratio of net expenses to average net assets	1.91%	1.92%	1.94%	1.95%	1.95%
Ratio of total expenses to average net assets	1.97%	2.00%	2.01%	1.99%	1.98%
Ratio of net investment income to average net assets	2.88%	2.86%	3.42%	4.08%	3.60%
Portfolio turnover rate(c)	32%	79%	87%	80%	70%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs Emerging Markets Debt Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$11.99	$10.37	$12.21	$12.69	$12.74
Net investment income(a)	0.47	0.47	0.55	0.62	0.60
Net realized and unrealized gain (loss)	(1.31)	1.61	(1.85)	(0.52)	(0.07)
Total from investment operations	(0.84)	2.08	(1.30)	0.10	0.53
Distributions to shareholders from net investment income	(0.49)	(0.46)	(0.29)	(0.53)	(0.58)
Distributions to shareholders from return of capital	—	—	(0.25)	(0.05)	—
Total distributions	(0.49)	(0.46)	(0.54)	(0.58)	(0.58)
Net asset value, end of year	$10.66	$11.99	$10.37	$12.21	$12.69
Total return(b)	(7.35)%	19.99%	(11.10)%	1.04%	4.18%
Net assets, end of year (in 000s)	$726,607	$916,157	$825,481	$1,087,407	$1,984,662
Ratio of net expenses to average net assets	0.86%	0.86%	0.87%	0.86%	0.86%
Ratio of total expenses to average net assets	0.89%	0.92%	0.92%	0.90%	0.89%
Ratio of net investment income to average net assets	3.94%	3.92%	4.48%	5.18%	4.65%
Portfolio turnover rate(c)	32%	79%	87%	80%	70%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix B

	Goldman Sachs Emerging Markets Debt Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$12.00	$10.38	$12.21	$12.69	$12.74
Net investment income(a)	0.47	0.46	0.54	0.61	0.58
Net realized and unrealized gain (loss)	(1.32)	1.61	(1.83)	(0.52)	(0.06)
Total from investment operations	(0.85)	2.07	(1.29)	0.09	0.52
Distributions to shareholders from net investment income	(0.48)	(0.45)	(0.29)	(0.52)	(0.57)
Distributions to shareholders from return of capital	—	—	(0.25)	(0.05)	—
Total distributions	(0.48)	(0.45)	(0.54)	(0.57)	(0.57)
Net asset value, end of year	$10.67	$12.00	$10.38	$12.21	$12.69
Total return(b)	(7.47)%	20.02%	(11.16)%	0.95%	4.09%
Net assets, end of year (in 000s)	$38,862	$75,617	$70,616	$103,473	$175,664
Ratio of net expenses to average net assets	0.91%	0.92%	0.94%	0.95%	0.95%
Ratio of total expenses to average net assets	0.97%	1.00%	1.01%	0.99%	0.98%
Ratio of net investment income to average net assets	3.86%	3.85%	4.42%	5.09%	4.51%
Portfolio turnover rate(c)	32%	79%	87%	80%	70%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs Emerging Markets Debt Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$11.99	$10.37	$12.21	$12.69	$12.74
Net investment income(a)	0.47	0.47	0.55	0.60	0.60
Net realized and unrealized gain (loss)	(1.31)	1.61	(1.85)	(0.50)	(0.07)
Total from investment operations	(0.84)	2.08	(1.30)	0.10	0.53
Distributions to shareholders from net investment income	(0.49)	(0.46)	(0.28)	(0.53)	(0.58)
Distributions to shareholders from return of capital	—	—	(0.26)	(0.05)	—
Total distributions	(0.49)	(0.46)	(0.54)	(0.58)	(0.58)
Net asset value, end of year(b)	$10.66	$11.99	$10.37	$12.21	$12.69
Total return(b)	(7.34)%	20.12%	(11.17)%	1.05%	4.20%
Net assets, end of year (in 000s)	$183,368	$214,558	$184,389	$332,270	$294,599
Ratio of net expenses to average net assets	0.85%	0.85%	0.86%	0.85%	0.84%
Ratio of total expenses to average net assets	0.88%	0.91%	0.91%	0.90%	0.89%
Ratio of net investment income to average net assets	3.94%	3.92%	4.50%	5.10%	4.67%
Portfolio turnover rate(c)	32%	79%	87%	80%	70%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix B

	Goldman Sachs High Yield Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$6.39	$5.47	$6.32	$6.34	$6.57
Net investment income(a)	0.26	0.31	0.33	0.33	0.33
Net realized and unrealized gain (loss)	(0.36)	0.93	(0.83)	(0.01)	(0.24)
Total from investment operations	(0.10)	1.24	(0.50)	0.32	0.09
Distributions to shareholders from net investment income	(0.26)	(0.32)	(0.35)	(0.34)	(0.32)
Distributions to shareholders from return of capital	(0.03)	—	—(b)	—	—
Total distributions	(0.29)	(0.32)	(0.35)	(0.34)	(0.32)
Net asset value, end of year	$6.00	$6.39	$5.47	$6.32	$6.34
Total return(c)	(1.77)%	23.07%	(8.50)%	5.20%	1.37%
Net assets, end of year (in 000s)	$111,249	$126,459	$120,003	$163,355	$179,807
Ratio of net expenses to average net assets	1.00%	1.03%	1.03%	1.04%	1.05%
Ratio of total expenses to average net assets	1.10%	1.11%	1.11%	1.11%	1.08%
Ratio of net investment income to average net assets	4.15%	5.04%	5.26%	5.31%	5.00%
Portfolio turnover rate(d)	56%	71%	80%	59%	69%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs High Yield Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$6.40	$5.47	$6.32	$6.34	$6.57
Net investment income(a)	0.22	0.26	0.29	0.29	0.28
Net realized and unrealized gain (loss)	(0.37)	0.95	(0.84)	(0.02)	(0.23)
Total from investment operations	(0.15)	1.21	(0.55)	0.27	0.05
Distributions to shareholders from net investment income	(0.22)	(0.28)	(0.30)	(0.29)	(0.28)
Distributions to shareholders from return of capital	(0.02)	—	—(b)	—	—
Total distributions	(0.24)	(0.28)	(0.30)	(0.29)	(0.28)
Net asset value, end of year	$6.01	$6.40	$5.47	$6.32	$6.34
Total return(c)	(2.50)%	22.12%	(9.02)%	4.41%	0.64%
Net assets, end of year (in 000s)	$5,607	$6,448	$9,942	$15,532	$33,221
Ratio of net expenses to average net assets	1.75%	1.78%	1.78%	1.79%	1.80%
Ratio of total expenses to average net assets	1.85%	1.86%	1.86%	1.85%	1.83%
Ratio of net investment income to average net assets	3.40%	4.27%	4.52%	4.53%	4.26%
Portfolio turnover rate(d)	56%	71%	80%	59%	69%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix B

	Goldman Sachs High Yield Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$6.41	$5.48	$6.33	$6.35	$6.58
Net investment income(a)	0.28	0.33	0.35	0.35	0.35
Net realized and unrealized gain (loss)	(0.36)	0.94	(0.83)	(0.01)	(0.23)
Total from investment operations	(0.08)	1.27	(0.48)	0.34	0.12
Distributions to shareholders from net investment income	(0.28)	(0.34)	(0.37)	(0.36)	(0.35)
Distributions to shareholders from return of capital	(0.03)	—	—(b)	—	—
Total distributions	(0.31)	(0.34)	(0.37)	(0.36)	(0.35)
Net asset value, end of year	$6.02	$6.41	$5.48	$6.33	$6.35
Total return(c)	(1.48)%	23.34%	(8.05)%	5.50%	1.72%
Net assets, end of year (in 000s)	$263,256	$295,209	$250,926	$338,503	$2,488,697
Ratio of net expenses to average net assets	0.72%	0.75%	0.75%	0.75%	0.73%
Ratio of total expenses to average net assets	0.77%	0.78%	0.77%	0.75%	0.74%
Ratio of net investment income to average net assets	4.43%	5.29%	5.55%	5.52%	5.32%
Portfolio turnover rate(d)	56%	71%	80%	59%	69%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs High Yield Fund
	Service Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$6.39	$5.46	$6.31	$6.33	$6.56
Net investment income(a)	0.25	0.30	0.32	0.32	0.31
Net realized and unrealized gain (loss)	(0.37)	0.94	(0.84)	(0.02)	(0.23)
Total from investment operations	(0.12)	1.24	(0.52)	0.30	0.08
Distributions to shareholders from net investment income	(0.24)	(0.31)	(0.33)	(0.32)	(0.31)
Distributions to shareholders from return of capital	(0.03)	—	—(b)	—	—
Total distributions	(0.27)	(0.31)	(0.33)	(0.32)	(0.31)
Net asset value, end of year	$6.00	$6.39	$5.46	$6.31	$6.33
Total return(c)	(1.99)%	22.80%	(8.56)%	4.97%	1.20%
Net assets, end of year (in 000s)	$6,867	$8,331	$5,563	$10,858	$11,172
Ratio of net expenses to average net assets	1.22%	1.25%	1.25%	1.25%	1.23%
Ratio of total expenses to average net assets	1.27%	1.28%	1.27%	1.27%	1.24%
Ratio of net investment income to average net assets	3.94%	4.80%	5.05%	5.10%	4.81%
Portfolio turnover rate(d)	56%	71%	80%	59%	69%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix B

	Goldman Sachs High Yield Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$6.40	$5.48	$6.33	$6.35	$6.58
Net investment income(a)	0.28	0.33	0.35	0.35	0.34
Net realized and unrealized gain (loss)	(0.36)	0.93	(0.83)	(0.02)	(0.23)
Total from investment operations	(0.08)	1.26	(0.48)	0.33	0.11
Distributions to shareholders from net investment income	(0.27)	(0.34)	(0.37)	(0.35)	(0.34)
Distributions to shareholders from return of capital	(0.03)	—	—(b)	—	—
Total distributions	(0.30)	(0.34)	(0.37)	(0.35)	(0.34)
Net asset value, end of year	$6.02	$6.40	$5.48	$6.33	$6.35
Total return(c)	(1.52)%	23.34%	(8.25)%	5.46%	1.65%
Net assets, end of year (in 000s)	$16,174	$14,217	$13,268	$18,830	$25,259
Ratio of net expenses to average net assets	0.75%	0.78%	0.78%	0.79%	0.80%
Ratio of total expenses to average net assets	0.85%	0.86%	0.86%	0.86%	0.83%
Ratio of net investment income to average net assets	4.40%	5.29%	5.52%	5.56%	5.25%
Portfolio turnover rate(d)	56%	71%	80%	59%	69%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs High Yield Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$6.42	$5.49	$6.34	$6.36	$6.59
Net investment income(a)	0.28	0.33	0.35	0.35	0.35
Net realized and unrealized gain (loss)	(0.36)	0.94	(0.83)	(0.01)	(0.23)
Total from investment operations	(0.08)	1.27	(0.48)	0.34	0.12
Distributions to shareholders from net investment income	(0.28)	(0.34)	(0.37)	(0.36)	(0.35)
Distributions to shareholders from return of capital	(0.03)	—	—(b)	—	—
Total distributions	(0.31)	(0.34)	(0.37)	(0.36)	(0.35)
Net asset value, end of year	$6.03	$6.42	$5.49	$6.34	$6.36
Total return(c)	(1.46)%	23.32%	(8.02)%	5.51%	1.74%
Net assets, end of year (in 000s)	$70,219	$41,825	$49,791	$81,751	$244,099
Ratio of net expenses to average net assets	0.71%	0.74%	0.74%	0.74%	0.71%
Ratio of total expenses to average net assets	0.76%	0.77%	0.76%	0.75%	0.71%
Ratio of net investment income to average net assets	4.45%	5.31%	5.55%	5.58%	5.33%
Portfolio turnover rate(d)	56%	71%	80%	59%	69%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix B

	Goldman Sachs High Yield Fund
	Class R Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$6.38	$5.47	$6.31	$6.33	$6.56
Net investment income(a)	0.25	0.30	0.32	0.32	0.31
Net realized and unrealized gain (loss)	(0.36)	0.92	(0.83)	(0.02)	(0.23)
Total from investment operations	(0.11)	1.22	(0.51)	0.30	0.08
Distributions to shareholders from net investment income	(0.24)	(0.31)	(0.33)	(0.32)	(0.31)
Distributions to shareholders from return of capital	(0.03)	—	—(b)	—	—
Total distributions	(0.27)	(0.31)	(0.33)	(0.32)	(0.31)
Net asset value, end of year	$6.00	$6.38	$5.47	$6.31	$6.33
Total return(c)	(1.87)%	22.57%	(8.58)%	4.93%	1.13%
Net assets, end of year (in 000s)	$4,551	$6,089	$9,899	$12,560	$14,068
Ratio of net expenses to average net assets	1.25%	1.28%	1.28%	1.29%	1.30%
Ratio of total expenses to average net assets	1.35%	1.36%	1.36%	1.36%	1.33%
Ratio of net investment income to average net assets	3.90%	4.84%	5.01%	5.06%	4.74%
Portfolio turnover rate(d)	56%	71%	80%	59%	69%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs High Yield Floating Rate Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.36	$7.89	$9.36	$9.65	$9.72
Net investment income(a)	0.29	0.32	0.45	0.44	0.37
Net realized and unrealized gain (loss)	(0.13)	1.48	(1.47)	(0.29)	(0.07)
Total from investment operations	0.16	1.80	(1.02)	0.15	0.30
Distributions to shareholders from net investment income	(0.29)	(0.33)	(0.45)	(0.44)	(0.37)
Distributions to shareholders from return of capital	—	—	—	—	(0.00)(b)
Total distributions	(0.29)	(0.33)	(0.45)	(0.44)	(0.37)
Net asset value, end of year	$9.23	$9.36	$7.89	$9.36	$9.65
Total return(c)	1.83%	22.96%	(11.44)%	1.57%	3.00%
Net assets, end of year (in 000s)	$3,623	$3,583	$2,788	$3,802	$4,259
Ratio of net expenses to average net assets	0.96%	1.06%	1.04%	0.97%	0.94%
Ratio of total expenses to average net assets	0.98%	1.11%	1.04%	0.97%	0.96%
Ratio of net investment income to average net assets	3.05%	3.62%	4.86%	4.57%	3.83%
Portfolio turnover rate(d)	26%	53%	39%	69%	44%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix B

	Goldman Sachs High Yield Floating Rate Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.36	$7.89	$9.36	$9.65	$9.72
Net investment income(a)	0.22	0.26	0.38	0.36	0.30
Net realized and unrealized gain (loss)	(0.13)	1.47	(1.47)	(0.28)	(0.08)
Total from investment operations	0.09	1.73	(1.09)	0.08	0.22
Distributions to shareholders from net investment income	(0.22)	(0.26)	(0.38)	(0.37)	(0.29)
Distributions to shareholders from return of capital	—	—	—	—	(0.00)(b)
Total distributions	(0.22)	(0.26)	(0.38)	(0.37)	(0.29)
Net asset value, end of year	$9.23	$9.36	$7.89	$9.36	$9.65
Total return(c)	0.96%	22.18%	(12.10)%	0.81%	2.23%
Net assets, end of year (in 000s)	$1,178	$578	$673	$1,126	$2,443
Ratio of net expenses to average net assets	1.71%	1.81%	1.79%	1.71%	1.69%
Ratio of total expenses to average net assets	1.73%	1.87%	1.79%	1.72%	1.71%
Ratio of net investment income to average net assets	2.31%	2.93%	4.12%	3.74%	3.06%
Portfolio turnover rate(d)	26%	53%	39%	69%	44%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs High Yield Floating Rate Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.36	$7.90	$9.36	$9.66	$9.73
Net investment income(a)	0.32	0.36	0.48	0.43	0.40
Net realized and unrealized gain (loss)	(0.13)	1.46	(1.45)	(0.26)	(0.07)
Total from investment operations	0.19	1.82	(0.97)	0.17	0.33
Distributions to shareholders from net investment income	(0.32)	(0.36)	(0.49)	(0.47)	(0.39)
Distributions to shareholders from return of capital	—	—	—	—	(0.01)
Total distributions	(0.32)	(0.36)	(0.49)	(0.47)	(0.40)
Net asset value, end of year	$9.23	$9.36	$7.90	$9.36	$9.66
Total return(b)	2.06%	23.34%	(11.03)%	1.81%	3.45%
Net assets, end of year (in 000s)	$71,792	$75,149	$79,977	$89,465	$3,906,449
Ratio of net expenses to average net assets	0.63%	0.72%	0.70%	0.61%	0.60%
Ratio of total expenses to average net assets	0.65%	0.76%	0.70%	0.62%	0.62%
Ratio of net investment income to average net assets	3.38%	3.99%	5.16%	4.51%	4.16%
Portfolio turnover rate(c)	26%	53%	39%	69%	44%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix B

	Goldman Sachs High Yield Floating Rate Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.38	$7.91	$9.38	$9.67	$9.73
Net investment income(a)	0.31	0.34	0.48	0.45	0.40
Net realized and unrealized gain (loss)	(0.13)	1.48	(1.47)	(0.28)	(0.07)
Total from investment operations	0.18	1.82	(0.99)	0.17	0.33
Distributions to shareholders from net investment income	(0.31)	(0.35)	(0.48)	(0.46)	(0.39)
Distributions to shareholders from return of capital	—	—	—	—	—(0.00)(b)
Total distributions	(0.31)	(0.35)	(0.48)	(0.46)	(0.39)
Net asset value, end of year	$9.25	$9.38	$7.91	$9.38	$9.67
Total return(c)	1.98%	23.35%	(11.18)%	1.83%	3.36%
Net assets, end of year (in 000s)	$6,293	$3,825	$705	$1,431	$5,599
Ratio of net expenses to average net assets	0.71%	0.80%	0.78%	0.71%	0.69%
Ratio of total expenses to average net assets	0.73%	0.84%	0.78%	0.72%	0.70%
Ratio of net investment income to average net assets	3.30%	3.74%	5.14%	4.69%	4.07%
Portfolio turnover rate(d)	26%	53%	39%	69%	44%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs High Yield Floating Rate Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2018(a)
	2022	2021	2020	2019
Per Share Data
Net asset value, beginning of period	$9.36	$7.90	$9.37	$9.67	$9.69
Net investment income(b)	0.32	0.33	0.49	0.45	0.13
Net realized and unrealized gain (loss)	(0.12)	1.49	(1.47)	(0.28)	(0.02)
Total from investment operations	0.20	1.82	(0.98)	0.17	0.11
Distributions to shareholders from net investment income	(0.32)	(0.36)	(0.49)	(0.47)	(0.13)
Distributions to shareholders from return of capital	—	—	—	—	(0.00)(c)
Total distributions	(0.32)	(0.36)	(0.49)	(0.47)	(0.13)
Net asset value, end of period	$9.24	$9.36	$7.90	$9.37	$9.67
Total return(d)	2.18%	23.35%	(11.11)%	1.82%	1.17%
Net assets, end of period (in 000s)	$355,784	$143,999	$24,486	$26,552	$210,985
Ratio of net expenses to average net assets	0.62%	0.70%	0.69%	0.60%	0.58%(e)
Ratio of total expenses to average net assets	0.64%	0.75%	0.69%	0.61%	0.59%(e)
Ratio of net investment income to average net assets	3.41%	3.59%	5.20%	4.69%	4.12%(e)
Portfolio turnover rate(f)	26%	53%	39%	69%	44%
(a)
Commenced operations on November 30, 2017.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Amount is less than $0.005 per share.
(d)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)
Annualized.
(f)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix B

	Goldman Sachs High Yield Floating Rate Fund
	Class R Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.35	$7.89	$9.36	$9.65	$9.73
Net investment income(a)	0.26	0.30	0.44	0.42	0.34
Net realized and unrealized gain (loss)	(0.11)	1.47	(1.48)	(0.30)	(0.08)
Total from investment operations	0.15	1.77	(1.04)	0.12	0.26
Distributions to shareholders from net investment income	(0.27)	(0.31)	(0.43)	(0.41)	(0.34)
Distributions to shareholders from return of capital	—	—	—	—	(0.00)(b)
Total distributions	(0.27)	(0.31)	(0.43)	(0.41)	(0.34)
Net asset value, end of year	$9.23	$9.35	$7.89	$9.36	$9.65
Total return(c)	1.58%	22.69%	(11.64)%	1.31%	2.74%
Net assets, end of year (in 000s)	$68	$13	$11	$100	$79
Ratio of net expenses to average net assets	1.18%	1.29%	1.27%	1.22%	1.19%
Ratio of total expenses to average net assets	1.20%	1.34%	1.27%	1.23%	1.21%
Ratio of net investment income to average net assets	2.79%	3.38%	4.75%	4.40%	3.54%
Portfolio turnover rate(d)	26%	53%	39%	69%	44%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs Investment Grade Credit Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.59	$8.96	$9.16	$9.01	$9.06
Net investment income(a)	0.20	0.24	0.27	0.28	0.26
Net realized and unrealized gain (loss)	(0.58)	0.77	(0.06)	0.16	(0.05)
Total from investment operations	(0.38)	1.01	0.21	0.44	0.21
Distributions to shareholders from net investment income	(0.17)	(0.25)	(0.29)	(0.29)	(0.26)
Distributions to shareholders from net realized gains	(0.22)	(0.13)	(0.12)	—	—
Distributions to shareholders from return of capital	(0.06)	—	—	—	—
Total distributions	(0.45)	(0.38)	(0.41)	(0.29)	(0.26)
Net asset value, end of year	$8.76	$9.59	$8.96	$9.16	$9.01
Total return(b)	(4.42)%	11.23%	1.98%	5.14%	2.34%
Net assets, end of year (in 000s)	$8,652	$9,743	$9,832	$7,895	$10,198
Ratio of net expenses to average net assets	0.71%	0.72%	0.72%	0.72%	0.72%
Ratio of total expenses to average net assets	0.79%	0.79%	0.81%	0.84%	0.84%
Ratio of net investment income to average net assets	2.04%	2.40%	2.86%	3.19%	2.85%
Portfolio turnover rate(c)	31%	69%	76%	82%	82%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix B

	Goldman Sachs Investment Grade Credit Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.59	$8.96	$9.17	$9.01	$9.06
Net investment income(a)	0.23	0.27	0.30	0.31	0.29
Net realized and unrealized gain (loss)	(0.58)	0.78	(0.07)	0.17	(0.04)
Total from investment operations	(0.35)	1.05	0.23	0.48	0.25
Distributions to shareholders from net investment income	(0.20)	(0.29)	(0.32)	(0.32)	(0.30)
Distributions to shareholders from net realized gains	(0.22)	(0.13)	(0.12)	—	—
Distributions to shareholders from return of capital	(0.06)	—	—	—	—
Total distributions	(0.48)	(0.42)	(0.44)	(0.32)	(0.30)
Net asset value, end of year	$8.76	$9.59	$8.96	$9.17	$9.01
Total return(b)	(4.00)%	11.47%	2.44%	5.50%	2.69%
Net assets, end of year (in 000s)	$66,925	$123,553	$51,976	$40,548	$163,229
Ratio of net expenses to average net assets	0.38%	0.38%	0.38%	0.38%	0.38%
Ratio of total expenses to average net assets	0.46%	0.45%	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets	2.38%	2.69%	3.19%	3.49%	3.18%
Portfolio turnover rate(c)	31%	69%	76%	82%	82%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs Investment Grade Credit Fund
	Separate Account Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.60	$8.97	$9.17	$9.02	$9.07
Net investment income(a)	0.23	0.27	0.31	0.31	0.29
Net realized and unrealized gain (loss)	(0.59)	0.78	(0.07)	0.16	(0.04)
Total from investment operations	(0.36)	1.05	0.24	0.47	0.25
Distributions to shareholders from net investment income	(0.20)	(0.29)	(0.32)	(0.32)	(0.30)
Distributions to shareholders from net realized gains	(0.22)	(0.13)	(0.12)	—	—
Distributions to shareholders from return of capital	(0.06)	—	—	—	—
Total distributions	(0.48)	(0.42)	(0.44)	(0.32)	(0.30)
Net asset value, end of year	$8.76	$9.60	$8.97	$9.17	$9.02
Total return(b)	(4.09)%	11.60%	2.45%	5.39%	2.69%
Net assets, end of year (in 000s)	$123,397	$176,606	$226,962	$228,692	$233,908
Ratio of net expenses to average net assets	0.37%	0.37%	0.37%	0.37%	0.38%
Ratio of total expenses to average net assets	0.45%	0.45%	0.46%	0.49%	0.48%
Ratio of net investment income to average net assets	2.39%	2.75%	3.21%	3.55%	3.19%
Portfolio turnover rate(c)	31%	69%	76%	82%	82%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix B

	Goldman Sachs Investment Grade Credit Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.59	$8.96	$9.17	$9.02	$9.07
Net investment income(a)	0.22	0.26	0.30	0.31	0.28
Net realized and unrealized gain (loss)	(0.58)	0.78	(0.07)	0.15	(0.04)
Total from investment operations	(0.36)	1.04	0.23	0.46	0.24
Distributions to shareholders from net investment income	(0.19)	(0.28)	(0.32)	(0.31)	(0.29)
Distributions to shareholders from net realized gains	(0.22)	(0.13)	(0.12)	—	—
Distributions to shareholders from return of capital	(0.06)	—	—	—	—
Total distributions	(0.47)	(0.41)	(0.44)	(0.31)	(0.29)
Net asset value, end of year	$8.76	$9.59	$8.96	$9.17	$9.02
Total return(b)	(4.07)%	11.38%	2.35%	5.28%	2.60%
Net assets, end of year (in 000s)	$3,815	$5,364	$4,628	$3,164	$4,600
Ratio of net expenses to average net assets	0.46%	0.46%	0.47%	0.47%	0.47%
Ratio of total expenses to average net assets	0.54%	0.54%	0.56%	0.58%	0.57%
Ratio of net investment income to average net assets	2.30%	2.63%	3.10%	3.45%	3.10%
Portfolio turnover rate(c)	31%	69%	76%	82%	82%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs Investment Grade Credit Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.59	$8.96	$9.17	$9.02	$9.07
Net investment income(a)	0.22	0.27	0.31	0.33	0.29
Net realized and unrealized gain (loss)	(0.57)	0.78	(0.08)	0.14	(0.04)
Total from investment operations	(0.35)	1.05	0.23	0.47	0.25
Distributions to shareholders from net investment income	(0.20)	(0.29)	(0.32)	(0.32)	(0.30)
Distributions to shareholders from net realized gains	(0.22)	(0.13)	(0.12)	—	—
Distributions to shareholders from return of capital	(0.06)	—	—	—	—
Total distributions	(0.48)	(0.42)	(0.44)	(0.32)	(0.30)
Net asset value, end of year	$8.76	$9.59	$8.96	$9.17	$9.02
Total return(b)	(3.99)%	11.48%	2.45%	5.39%	2.70%
Net assets, end of year (in 000s)	$320,086	$1,228	$978	$675	$17
Ratio of net expenses to average net assets	0.37%	0.37%	0.37%	0.37%	0.37%
Ratio of total expenses to average net assets	0.45%	0.45%	0.46%	0.54%	0.46%
Ratio of net investment income to average net assets	2.35%	2.74%	3.20%	3.63%	3.20%
Portfolio turnover rate(c)	31%	69%	76%	82%	82%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix B

	Goldman Sachs Local Emerging Markets Debt Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$5.56	$4.98	$5.76	$6.89	$6.38
Net investment income(a)	0.19	0.20	0.24	0.34	0.36
Net realized and unrealized gain (loss)	(0.55)	0.58	(0.79)	(1.17)	0.52
Total from investment operations	(0.36)	0.78	(0.55)	(0.83)	0.88
Distributions to shareholders from net investment income	(0.20)	—	—(b)	—	—
Distributions to shareholders from return of capital	—	(0.20)	(0.23)	(0.30)	(0.37)
Total distributions	(0.20)	(0.20)	(0.23)	(0.30)	(0.37)
Net asset value, end of year	$5.00	$5.56	$4.98	$5.76	$6.89
Total return(c)	(6.51) %	15.65%	(10.05)%	(12.08)%	13.93%
Net assets, end of year (in 000s)	$3,842	$4,795	$4,808	$5,465	$8,880
Ratio of net expenses to average net assets	1.21%	1.21%	1.23%	1.21%	1.22%
Ratio of total expenses to average net assets	1.74%	1.84%	1.63%	1.53%	1.44%
Ratio of net investment income to average net assets	3.44%	3.56%	4.13%	5.75%	5.47%
Portfolio turnover rate(d)	123%	111%	84%	117%	112%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Rounds to less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs Local Emerging Markets Debt Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$5.55	$4.98	$5.75	$6.88	$6.38
Net investment income(a)	0.15	0.16	0.20	0.29	0.32
Net realized and unrealized gain (loss)	(0.54)	0.57	(0.78)	(1.17)	0.50
Total from investment operations	(0.39)	0.73	(0.58)	(0.88)	0.82
Distributions to shareholders from net investment income	(0.16)	—	—(b)	—	—
Distributions to shareholders from return of capital	—	(0.16)	(0.19)	(0.25)	(0.32)
Total distributions	(0.16)	(0.16)	(0.19)	(0.25)	(0.32)
Net asset value, end of year	$5.00	$5.55	$4.98	$5.75	$6.88
Total return(c)	(7.39)%	15.02%	(10.74)%	(12.76)%	13.10%
Net assets, end of year (in 000s)	$1,879	$2,055	$2,526	$4,457	$7,115
Ratio of net expenses to average net assets	1.96%	1.96%	1.98%	1.96%	1.96%
Ratio of total expenses to average net assets	2.50%	2.58%	2.38%	2.27%	2.18%
Ratio of net investment income to average net assets	2.69%	2.82%	3.44%	4.99%	4.77%
Portfolio turnover rate(d)	123%	111%	84%	117%	112%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Rounds to less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix B

	Goldman Sachs Local Emerging Markets Debt Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$5.54	$4.97	$5.74	$6.87	$6.37
Net investment income(a)	0.20	0.22	0.26	0.38	0.38
Net realized and unrealized gain (loss)	(0.53)	0.57	(0.78)	(1.20)	0.50
Total from investment operations	(0.33)	0.79	(0.52)	(0.82)	0.88
Distributions to shareholders from net investment income	(0.22)	—	—(b)	—	—
Distributions to shareholders from return of capital	—	(0.22)	(0.25)	(0.31)	(0.38)
Total distributions	(0.22)	(0.22)	(0.25)	(0.31)	(0.38)
Net asset value, end of year	$4.99	$5.54	$4.97	$5.74	$6.87
Total return(c)	(6.43)%	16.26%	(9.82)%	(11.86)%	14.29%
Net assets, end of year (in 000s)	$11,750	$11,320	$16,667	$32,419	$245,127
Ratio of net expenses to average net assets	0.92%	0.91%	0.93%	0.91%	0.92%
Ratio of total expenses to average net assets	1.41%	1.51%	1.29%	1.10%	1.10%
Ratio of net investment income to average net assets	3.72%	3.86%	4.48%	6.33%	5.80%
Portfolio turnover rate(d)	123%	111%	84%	117%	112%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Rounds to less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs Local Emerging Markets Debt Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$5.55	$4.97	$5.74	$6.87	$6.37
Net investment income(a)	0.20	0.21	0.26	0.35	0.38
Net realized and unrealized gain (loss)	(0.55)	0.58	(0.79)	(1.17)	0.50
Total from investment operations	(0.35)	0.79	(0.53)	(0.82)	0.88
Distributions to shareholders from net investment income	(0.21)	—	—(b)	—	—
Distributions to shareholders from return of capital	—	(0.21)	(0.24)	(0.31)	(0.38)
Total distributions	(0.21)	(0.21)	(0.24)	(0.31)	(0.38)
Net asset value, end of year	$4.99	$5.55	$4.97	$5.74	$6.87
Total return(c)	(6.29)%	15.97%	(9.69)%	(11.91)%	14.24%
Net assets, end of year (in 000s)	$8,364	$4,781	$5,557	$6,057	$10,263
Ratio of net expenses to average net assets	0.96%	0.96%	0.98%	0.96%	0.97%
Ratio of total expenses to average net assets	1.50%	1.60%	1.38%	1.25%	1.16%
Ratio of net investment income to average net assets	3.70%	3.80%	4.35%	6.03%	5.78%
Portfolio turnover rate(d)	123%	111%	84%	117%	112%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Rounds to less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix B

	Goldman Sachs Local Emerging Markets Debt Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2018(a)
	2022	2021	2020	2019
Per Share Data
Net asset value, beginning of period	$5.55	$4.97	$5.74	$6.87	$6.48
Net investment income(b)	0.21	0.22	0.27	0.34	0.14
Net realized and unrealized gain (loss)	(0.55)	0.58	(0.79)	(1.16)	0.37
Total from investment operations	(0.34)	0.80	(0.52)	(0.82)	0.51
Distributions to shareholders from net investment income	(0.22)	—	—(c)	—	—
Distributions to shareholders from return of capital	—	(0.22)	(0.25)	(0.31)	(0.12)
Total distributions	(0.22)	(0.22)	(0.25)	(0.31)	(0.12)
Net asset value, end of period	$4.99	$5.55	$4.97	$5.74	$6.87
Total return(d)	(6.42)%	16.27%	(9.82)%	(11.86)%	7.88%
Net assets, end of period (in 000s)	$20,864	$24,800	$30,325	$92,937	$56,354
Ratio of net expenses to average net assets	0.91%	0.90%	0.91%	0.90%	0.90%(e)
Ratio of total expenses to average net assets	1.41%	1.48%	1.28%	1.18%	0.87(e)
Ratio of net investment income to average net assets	3.73%	3.87%	4.60%	5.91%	6.04%(e)
Portfolio turnover rate(f)	123%	111%	84%	117%	112%
(a)
Commenced operations on November 30, 2017.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Rounds to less than $0.005 per share.
(d)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)
Annualized.
(f)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs U.S. Mortgages Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.56	$10.55	$10.29	$10.21	$10.45
Net investment income (loss)(a)	(0.01)	0.12	0.19	0.24	0.15
Net realized and unrealized gain (loss)	(0.57)	0.16	0.36	0.12	(0.16)
Total from investment operations	(0.58)	0.28	0.55	0.36	(0.01)
Distributions to shareholders from net investment income	(0.10)	(0.27)	(0.28)	(0.28)	(0.23)
Distributions to shareholders from return of capital	(0.01)	—	(0.01)	—	—(b)
Total distributions	(0.11)	(0.27)	(0.29)	(0.28)	(0.23)
Net asset value, end of year	$9.87	$10.56	$10.55	$10.29	$10.21
Total return(c)	(5.48)%	2.54%	5.41%	3.60%	(0.10)%
Net assets, end of year (in 000s)	$30,488	$38,327	$30,384	$31,394	$24,967
Ratio of net expenses to average net assets	0.77%	0.78%	0.79%	0.78%	0.77%
Ratio of total expenses to average net assets	0.84%	0.81%	0.85%	0.86%	0.87%
Ratio of net investment income (loss) to average net assets	(0.08)%	1.08%	1.82%	2.37%	1.40%
Portfolio turnover rate(d)	1,242%	1,027%	1,233%	963%	1,149%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix B

	Goldman Sachs U.S. Mortgages Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.58	$10.58	$10.32	$10.23	$10.47
Net investment income(a)	0.02	0.16	0.21	0.27	0.19
Net realized and unrealized gain (loss)	(0.57)	0.14	0.38	0.14	(0.16)
Total from investment operations	(0.55)	0.30	0.59	0.41	0.03
Distributions to shareholders from net investment income	(0.13)	(0.30)	(0.32)	(0.32)	(0.27)
Distributions to shareholders from return of capital	(0.01)	—	(0.01)	—	—(b)
Total distributions	(0.14)	(0.30)	(0.33)	(0.32)	(0.27)
Net asset value, end of year	$9.89	$10.58	$10.58	$10.32	$10.23
Total return(c)	(5.24)%	2.88%	5.75%	4.05%	0.24%
Net assets, end of year (in 000s)	$66,445	$89,598	$52,878	$34,027	$80,298
Ratio of net expenses to average net assets	0.44%	0.45%	0.45%	0.44%	0.43%
Ratio of total expenses to average net assets	0.51%	0.48%	0.51%	0.51%	0.52%
Ratio of net investment income to average net assets	0.16%	1.48%	1.98%	2.68%	1.78%
Portfolio turnover rate(d)	1,242%	1,027%	1,233%	963%	1,149%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs U.S. Mortgages Fund
	Separate Account Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.56	$10.55	$10.30	$10.21	$10.45
Net investment income(a)	0.03	0.15	0.22	0.28	0.18
Net realized and unrealized gain (loss)	(0.58)	0.17	0.36	0.13	(0.15)
Total from investment operations	(0.55)	0.32	0.58	0.41	0.03
Distributions to shareholders from net investment income	(0.13)	(0.31)	(0.32)	(0.32)	(0.27)
Distributions to shareholders from return of capital	(0.01)	—	(0.01)	—	—(b)
Total distributions	(0.14)	(0.31)	(0.33)	(0.32)	(0.27)
Net asset value, end of year	$9.87	$10.56	$10.55	$10.30	$10.21
Total return(c)	(5.25)%	2.99%	5.67%	4.07%	0.24%
Net assets, end of year (in 000s)	$115,063	$150,887	$207,621	$215,647	$221,303
Ratio of net expenses to average net assets	0.43%	0.44%	0.44%	0.44%	0.43%
Ratio of total expenses to average net assets	0.50%	0.47%	0.49%	0.51%	0.52%
Ratio of net investment income to average net assets	0.25%	1.44%	2.13%	2.77%	1.77%
Portfolio turnover rate(d)	1,242%	1,027%	1,233%	963%	1,149%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix B

	Goldman Sachs U.S. Mortgages Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.58	$10.58	$10.32	$10.23	$10.47
Net investment income(a)	0.01	0.16	0.22	0.27	0.18
Net realized and unrealized gain (loss)	(0.57)	0.14	0.36	0.13	(0.16)
Total from investment operations	(0.56)	0.30	0.58	0.40	0.02
Distributions to shareholders from net investment income	(0.12)	(0.30)	(0.31)	(0.31)	(0.26)
Distributions to shareholders from return of capital	(0.01)	—	(0.01)	—	—(b)
Total distributions	(0.13)	(0.30)	(0.32)	(0.31)	(0.26)
Net asset value, end of year	$9.89	$10.58	$10.58	$10.32	$10.23
Total return(c)	(5.32)%	2.79%	5.66%	3.96%	0.15%
Net assets, end of year (in 000s)	$30,695	$57,023	$114,242	$152,715	$154,957
Ratio of net expenses to average net assets	0.52%	0.53%	0.54%	0.54%	0.52%
Ratio of total expenses to average net assets	0.59%	0.57%	0.59%	0.61%	0.61%
Ratio of net investment income to average net assets	0.10%	1.47%	2.09%	2.67%	1.68%
Portfolio turnover rate(d)	1,242%	1,027%	1,233%	963%	1,149%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

	Goldman Sachs U.S. Mortgages Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.58	$10.58	$10.32	$10.23	$10.48
Net investment income(a)	0.05	0.17	0.22	0.29	0.19
Net realized and unrealized gain (loss)	(0.60)	0.14	0.37	0.12	(0.17)
Total from investment operations	(0.55)	0.31	0.59	0.41	0.02
Distributions to shareholders from net investment income	(0.13)	(0.31)	(0.32)	(0.32)	(0.27)
Distributions to shareholders from return of capital	(0.01)	—	(0.01)	—	—(b)
Total distributions	(0.14)	(0.31)	(0.33)	(0.32)	(0.27)
Net asset value, end of year	$9.89	$10.58	$10.58	$10.32	$10.23
Total return(c)	(5.23)%	2.89%	5.77%	4.06%	0.16%
Net assets, end of year (in 000s)	$19,337	$8,245	$20,349	$14,387	$5,104
Ratio of net expenses to average net assets	0.43%	0.44%	0.44%	0.44%	0.42%
Ratio of total expenses to average net assets	0.50%	0.49%	0.50%	0.52%	0.51%
Ratio of net investment income to average net assets	0.47%	1.55%	2.11%	2.88%	1.80%
Portfolio turnover rate(d)	1,242%	1,027%	1,233%	963%	1,149%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

Appendix C
Additional Information About Sales Charge Variations,
Waivers and Discounts
The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from the Fund or through an Intermediary. Intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the Prospectus and are disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the Prospectus. To the extent an Intermediary notifies the Investment Adviser or Distributor of its intention to impose sales charges or have sales charge waivers and/or discounts that differ from those described in the Prospectus, such information provided by that Intermediary will be disclosed in this Appendix.
In all instances, it is your responsibility to notify your Intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your Intermediary with questions regarding your eligibility for applicable sales charge variations, waivers and discounts or for additional information regarding your Intermediary’s policies for implementing particular sales charge variations, waivers and discounts. For waivers and discounts not available through a particular Intermediary, shareholders will have to purchase shares directly from the Fund or through another Intermediary to receive these waivers or discounts.
In addition to different sales charge variations, waivers and discounts, Intermediaries may have different share class exchange privileges that vary from those described in the Prospectus. You should contact your Intermediary to understand the exchange privileges available to you.
The information provided below for a particular Intermediary is reproduced based on information provided by that Intermediary. An Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Funds, the Investment Adviser or the Distributor.
MERRILL LYNCH
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch
◼
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
◼
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
◼
Shares purchased through a Merrill Lynch affiliated investment advisory program
◼
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
◼
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
◼
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
◼
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
◼
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus
◼
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on Class A and Class C Shares Available at Merrill Lynch
◼
Death or disability of the shareholder

◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
◼
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
◼
Shares acquired through a right of reinstatement
◼
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
◼
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-End Load Discounts Available at Merrill Lynch: Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in this prospectus
◼
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
AMERIPRISE FINANCIAL
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
Front-End Sales Charge Waivers on Class A Shares Available at Ameriprise Financial
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
◼
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
◼
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
◼
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
MORGAN STANLEY WEALTH MANAGEMENT
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
◼
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

Appendix C
◼
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
◼
Shares purchased through a Morgan Stanley self-directed brokerage account
◼
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares Available at Raymond James
◼
Shares purchased in an investment advisory program.
◼
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
◼
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
◼
A Shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A and Class C Shares Available at Raymond James
◼
Death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
◼
Return of excess contributions from an IRA Account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.
◼
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
◼
Shares acquired through a Right of Reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in this Prospectus.
◼
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
◼
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
JANNEY MONTGOMERY SCOTT LLC
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.
Front-End Sales Charge* Waivers on Class A Shares Available at Janney
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
◼
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
◼
Shares acquired through a right of reinstatement.
◼
Class C Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares Available at Janney
◼
Shares sold upon the death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus.
◼
Shares purchased in connection with a return of excess contributions from an IRA account.
◼
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70˝ as described in the Funds’ Prospectus.
◼
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
◼
Shares acquired through a right of reinstatement.
◼
Shares exchanged into the same share class of a different fund.
Front-End Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in the Funds’ Prospectus.
◼
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
◼
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*
Also referred to as an “initial sales charge.”
EDWARD D. JONES & CO., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Goldman Sachs Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
◼
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
◼
The applicable sales charge on a purchase of Class A Shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Goldman Sachs Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

Appendix C
◼
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
◼
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
◼
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
◼
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
◼
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
◼
Shares purchased in an Edward Jones fee-based program.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
◼
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
◼
Shares exchanged into Class A Shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
◼
Exchanges from Class C Shares to Class A Shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
◼
The death or disability of the shareholder.
◼
Systematic withdrawals with up to 10% per year of the account value.
◼
Return of excess contributions from an Individual Retirement Account (IRA).
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
◼
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
◼
Shares exchanged in an Edward Jones fee-based program.
◼
Shares acquired through NAV reinstatement.
◼
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
◼
Initial purchase minimum: $250
◼
Subsequent purchase minimum: none
Minimum Balances
◼
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
◼
A fee-based account held on an Edward Jones platform

◼
A 529 account held on an Edward Jones platform
◼
An account with an active systematic investment plan or letter of intent (LOI)
Exchanging Share Classes
◼
At any time it deems necessary, Edward Jones has the authority to change a share class to Class A shares of the same fund at NAV.
OPPENHEIMER & CO. INC.
Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
◼
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
◼
Shares purchased by or through a 529 Plan
◼
Shares purchased through a OPCO affiliated investment advisory program
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
◼
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
◼
Employees and registered representatives of OPCO or its affiliates and their family members
◼
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
◼
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
◼
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in this prospectus.
◼
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
ROBERT W. BAIRD & CO. (“BAIRD”)
Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI
Front-End Sales Charge Waivers on Class A Shares Available at Baird
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
◼
Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
◼
Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

Appendix C
◼
A shareholder in the Funds Class C shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
◼
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and C Shares Available at Baird
◼
Shares sold due to death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
◼
Shares bought due to returns of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus
◼
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
◼
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
◼
Breakpoints as described in this prospectus
◼
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time

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Single Sector Fixed Income Funds Prospectus

FOR MORE INFORMATION
Annual/Semi-Annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.
Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).
The Fund’s annual and semi-annual reports and SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: www.gsamfunds.com/mutualfunds.
From time to time, certain announcements and other information regarding the Fund may be found at
http://www.gsamfunds.com/announcements-ind for individual investors or http://www.gsamfunds.com/announcements for advisers.
To obtain other information and for shareholder inquiries:
	Institutional, Service, Separate Account Institutional & Class R6	Class A, C, Investor & R
◼ By telephone:	1-800-621-2550	1-800-526-7384
◼ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606	Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121
◼ On the Internet:	SEC EDGAR database – http://www.sec.gov
Other information about the Fund is available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The  Fund's investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman Sachs & Co. LLC
SSFIPRO-22

Prospectus
July 29, 2022

GOLDMAN SACHS SINGLE SECTOR FIXED INCOME FUNDS

THE SECURITIES AND EXCHANGE COMMISSION AND COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES
INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

◼
Goldman Sachs Emerging Markets Debt Fund
◼
Class P Shares: GAIPX
◼
Goldman Sachs High Yield Fund
◼
Class P Shares: GGMPX
◼
Goldman Sachs High Yield Floating Rate Fund
◼
Class P Shares: GGNPX
◼
Goldman Sachs Investment Grade Credit Fund
◼
Class P Shares: GGBPX
◼
Goldman Sachs Local Emerging Markets Debt Fund
◼
Class P Shares: GMWPX
◼
Goldman Sachs U.S. Mortgages Fund
◼
Class P Shares: GSBPX

Goldman Sachs Emerging Markets Debt Fund—Summary
Investment Objective
The Goldman Sachs Emerging Markets Debt Fund (the "Fund") seeks a high level of total return consisting of income and capital appreciation.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.80%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.89%
Expense Limitation[1]	(0.03%)
Total Annual Fund Operating Expenses After Expense Limitation	0.86%
1
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.024% of the Fund’s average daily net assets through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in  Class P Shares of the Fund for the time periods indicated and then redeem all of your  Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$88	$281	$490	$1,093

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 32% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in sovereign and corporate debt securities and other instruments of issuers in emerging market countries. Such instruments may include credit linked notes and other investments with similar economic exposures.
The Fund’s portfolio managers seek to build a portfolio across the emerging markets debt market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As part of the Investment Adviser’s fundamental investment process, the Investment Adviser may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
1

The Fund may invest in all types of foreign and emerging country fixed income securities, including the following:
◼
Debt issued by governments, their agencies and instrumentalities, or by their central banks, including Brady Bonds;
◼
Interests in structured securities;
◼
Fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper);
◼
Loan participations; and
◼
Repurchase agreements with respect to the foregoing.
Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. Dollar.
The Fund intends to use structured securities or derivatives, including but not limited to credit linked notes, financial future contracts, forward contracts and swap contracts to gain exposure to certain countries or currencies.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund may invest in securities of any credit rating. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Securities of these issuers may be rated below investment grade (so-called “high yield” or “junk” bonds) or unrated. Although a majority of the Fund’s assets may be denominated in U.S. Dollars, the Fund may invest in securities denominated in any currency and may be subject to the risk of adverse currency fluctuations.
For purposes of the Fund’s policy to invest at least 80% of its Net Assets in securities and instruments of issuers in “emerging market countries”, the Investment Adviser generally expects a country to be an “emerging market country” if the country is identified as an “emerging market country” in the Fund’s benchmark index. Such countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities. Sovereign debt may also include nominal and real inflation-linked securities. An emerging market country issuer is an issuer economically tied to an emerging market country.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged), plus or minus 2 years, and over the last five years ended June 30, 2022, the duration of this Index has ranged between 6.39 and 8.26 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s benchmark index is the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged).
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over-the-counter ("OTC") transactions. Therefore, in those instances in which the Fund enters into uncleared OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund(which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities or instruments may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of futures, forwards, swaps,structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
2

Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Other Investment Companies Risk.  By investing in other investment companies (including  ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Sovereign  Default Risk.  An issuer of non-U.S. sovereign debt, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of borrowing rates, foreign debt or foreign currency exchange rates.
3

Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/ gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.
CALENDAR YEAR  (CLASS P)

	Returns	Quarter ended
Year-to-Date Return	-21.63%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	14.72%	June 30, 2020
Worst Quarter Return	-15.50%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Class P Shares			4/20/2018
Returns Before Taxes	-3.12%	2.93%
Returns After Taxes on Distributions	-4.66%	1.33%
Returns After Taxes on Distributions and Sale of Fund Shares	-1.84%	1.55%
J.P.Morgan Emerging Markets Bond Index (EMBI™) Global Diversified Index (Gross, USD, Unhedged) (reflects no deduction for fees, expenses or taxes)	-1.80%	4.23%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Samuel Finkelstein, Managing Director, Global Head of Macro Strategies, has managed the Fund since 2003; Kay Haigh, Managing Director, Global Co-Head of Emerging Markets, has managed the Fund since 2020; and Ricardo Penfold, Managing Director, has managed the Fund since 2003.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
For important tax information, please see “Tax Information” on page 30 of the Prospectus.
4

Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 30 of the Prospectus.
5

Goldman Sachs High Yield Fund—Summary

Investment Objective
The Goldman Sachs High Yield Fund (the "Fund") seeks a high level of current income and may also consider the potential for capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.70%
Other Expenses	0.07%
Total Annual Fund Operating Expenses[1]	0.77%
Fee Waiver and Expense Limitation[2]	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[1]	0.70%
1
The ”Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation” and “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
2
The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.67% as an annual percentage rate for the Fund’s average daily net assets; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$72	$239	$421	$948

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 56% of the average value of its portfolio.
6

Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. Non-investment grade securities are securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality, and are commonly referred to as “junk bonds.” The Fund may invest in all types of fixed income securities, including loan participations.
The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. However, to the extent that the Investment Adviser has entered into transactions that are intended to hedge the Fund’s position in a non-dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency.
Under normal market conditions, the Fund may invest up to 20% of its Net Assets in investment grade fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”).
The Fund may invest in derivatives, including (i) credit default swap indices (or CDX) and total return swaps for hedging purposes or to seek to increase total return, and (ii) interest rate futures, forwards and swaps to manage the portfolio’s duration.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index, plus or minus 2.5 years, depending on the Fund’s risk-adjusted positioning, and over the last five years ended June 30, 2022, the duration of this Index has ranged between 3.12 and 4.45 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s investments are selected using a bottom-up analysis that incorporates fundamental research, a focus on market conditions and pricing trends, quantitative research, and news or market events. As part of the Investment Adviser’s fundamental investment process, the Investment Adviser may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. The selection of individual investments is based on the overall risk and return profile of the investment taking into account liquidity, structural complexity, cash flow uncertainty and downside potential. Research analysts and portfolio managers systematically assess portfolio positions, taking into consideration, among other factors, broader macroeconomic conditions and industry and company-specific financial performance and outlook. Based upon this analysis, the Investment Adviser will sell positions determined to be overvalued and reposition the portfolio in more attractive investment opportunities on a relative basis given the current climate. No one factor or consideration is determinative in the fundamental investment process.
The Fund’s benchmark index is the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund(which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of credit default swap indices (or CDX), total return swaps,interest rate futures, forwards and swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
7

Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell investments, at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender or counterparty (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund's  redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
8

Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans generally have greater price volatility than senior loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/ dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS P)

	Returns	Quarter ended
Year-to-Date Return	-15.39%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	10.20%	June 30, 2020
Worst Quarter Return	-14.24%	March 31, 2020

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AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Class P Shares			4/20/2018
Returns Before Taxes	4.11%	5.61%
Returns After Taxes on Distributions	2.12%	3.30%
Returns After Taxes on Distributions and Sale of Fund Shares	2.44%	3.29%
Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index (reflects no deduction for fees or expenses)	5.26%	6.53%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Robert Magnuson, Managing Director, Head of High Yield Strategies, has managed the Fund since 2014; Lori Pomerantz, Vice President, has managed the Fund since 2021; and Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, has managed the Fund since 2021.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
For important tax information, please see “Tax Information” on page 30 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 30 of the Prospectus.
10

Goldman Sachs High Yield Floating Rate Fund—Summary

Investment Objective
The Goldman Sachs High Yield Floating Rate Fund (the "Fund") seeks a high level of current income.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.55%
Other Expenses	0.09%
Acquired Fund Fees and Expenses	0.04%
Total Annual Fund Operating Expenses[1]	0.68%
Expense Limitation[2]	(0.02%)
Total Annual Fund Operating Expenses After Expense Limitation	0.66%
1
The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Expense Limitation" do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
2
The Investment Adviser has agreed to reduce or limit "Other Expenses" (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.104% of the Fund's average daily net assets through at least July 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$67	$216	$377	$845

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 26% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Non-investment grade obligations are those rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality, and are commonly referred to as “junk bonds.”
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The Fund’s investments in floating and variable rate obligations may include, without limitation, senior secured loans (including assignments and participations), second lien loans, senior unsecured and subordinated loans, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), debt issued by governments, their agencies and instrumentalities, and debt issued by central banks. The Fund may invest indirectly in loans by purchasing participations or sub-participations from financial institutions. Participations and sub-participations represent the right to receive a portion of the principal of, and all of the interest relating to such portion of, the applicable loan. The Fund expects to invest principally in the U.S. loan market and, to a lesser extent, in the European loan market. The Fund may also invest in other loan markets, although it does not currently intend to do so.
Under normal conditions, the Fund may invest up to 20% of its Net Assets in fixed income instruments, of any credit rating, including fixed rate corporate bonds, government bonds, convertible debt obligations, and mezzanine fixed income instruments. The Fund may also invest in floating or variable rate instruments that are rated investment grade and in preferred stock, repurchase agreements and cash securities.
The Fund may also invest in derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund’s investments in derivatives may include credit default swaps on credit and loan indices, forward contracts and total return swaps, among others. The Fund may use currency management techniques, such as forward foreign currency contracts, for hedging or non-hedging purposes. The Fund may invest in interest rate futures and swaps to manage the portfolio’s duration. Derivatives that provide exposure to floating or variable rate loans or obligations rated below investment grade are counted towards the Fund’s 80% policy.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Credit Suisse Leveraged Loan Index, plus or minus one year, and over the last five years ended June 30, 2022, the duration of the Index has ranged between 0.03 and 0.19 years. The Fund’s investments in floating rate obligations will generally have short to intermediate maturities (approximately 4-7 years). “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s investments are selected using a bottom-up analysis that incorporates fundamental research, a focus on market conditions and pricing trends, quantitative research, and news or market events. As part of the Investment Adviser’s fundamental investment process, the Investment Adviser may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. The selection of individual investments is based on the overall risk and return profile of the investment taking into account liquidity, structural complexity, cash flow uncertainty and downside potential. Research analysts and portfolio managers systematically assess portfolio positions, taking into consideration, among other factors, broader macroeconomic conditions and industry and company-specific financial performance and outlook. Based upon this analysis, the Investment Adviser will sell positions determined to be overvalued and reposition the portfolio in more attractive investment opportunities on a relative basis given the current climate. No one factor or consideration is determinative in the fundamental investment process.
The Fund’s benchmark index is the Credit Suisse Leveraged Loan Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Conflict of Interest Risk. Affiliates of the Investment Adviser may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of the Investment Adviser’s affiliates in the loan obligations market may restrict the Fund’s ability to acquire some loan obligations or affect the timing or price of such acquisitions. Also, because the Investment Adviser may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund(which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of credit default swaps, total return swaps,futures, forwards and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes
12

in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the London Interbank Offered Rate (“LIBOR”) or Secured Overnight Financing Rate (“SOFR”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
LIBOR is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations. At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023.
The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.
SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.
Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell investments, at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or
13

substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender or counterparty (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund's  redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans generally have greater price volatility than senior loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/ gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
14

CALENDAR YEAR (CLASS P)

	Returns	Quarter ended
Year-to-Date Return	-5.59%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	12.17%	June 30, 2020
Worst Quarter Return	-15.49%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Class P Shares			4/20/2018
Returns Before Taxes	4.34%	3.61%
Returns After Taxes on Distributions	2.91%	1.75%
Returns After Taxes on Distributions and Sale of Fund Shares	2.56%	1.94%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees or expenses)	5.39%	4.13%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Peter Campo, Managing Director, Head of Bank Loans Strategies on the High Yield and Bank Loans team, has managed the Fund since March, 2018; Lori Pomerantz, Vice President, has managed the Fund since 2021; and Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, has managed the Fund since 2021.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
For important tax information, please see “Tax Information” on page 30 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 30 of the Prospectus.
15

Goldman Sachs Investment Grade Credit Fund—Summary

Investment Objective
The Goldman Sachs Investment Grade Credit Fund (the "Fund") seeks a high level of total return consisting of capital appreciation and income .
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.34%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.45%
Expense Limitation[1]	(0.08%)
Total Annual Fund Operating Expenses After Expense Limitation	0.37%
1
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same  (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$38	$136	$244	$559

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 31% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in investment grade fixed income securities. Investment grade securities are securities that are rated at the time of purchase at least BBB– by S&P Global Ratings (“Standard & Poor’s”), at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or have a comparable credit rating by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are determined by the Investment Adviser to be of comparable credit quality. The Fund may invest in corporate securities, securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), securities representing direct or indirect interests in or that are collateralized by adjustable rate and fixed rate
16

mortgage-backed securities or other mortgage-related securities (“Mortgage-Backed Securities”), asset-backed securities, and fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities thereof (“Municipal Securities”). The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. Although the Fund may invest without limit in foreign securities, the Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets at the time of investment, and 10% of the Fund’s total assets may be invested in obligations of emerging countries. Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s total assets.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Credit Index, plus or minus one year, and over the last five years ended June 30, 2022, the duration of this Index has ranged between 6.81 and 8.56 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s portfolio management team seeks to build a portfolio that reflects their investment views across the investment grade credit market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As part of the Investment Adviser’s fundamental investment process, the Investment Adviser may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
The Fund’s benchmark index is the Bloomberg U.S. Credit Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund(which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities or instruments may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising.
Derivatives Risk. The Fund's use of interest rate futures, interest rate swaps,credit default swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
17

Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Municipal Securities Risk.  Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
18

CALENDAR YEAR (CLASS P)

	Returns	Quarter ended
Year-to-Date Return	-15.63%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	11.47%	June 30, 2020
Worst Quarter Return	-6.09%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Class P Shares			4/20/2018
Returns Before Taxes	-0.97%	6.53%
Returns After Taxes on Distributions	0.36%	5.64%
Returns After Taxes on Distributions and Sale of Fund Shares	2.74%	5.25%
Bloomberg U.S. Credit Index (reflects no deduction for fees or expenses)	-1.08%	6.03%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Manager:  Benjamin Johnson, CFA, Managing Director, Head of Investment Grade Credit team, has managed the Fund since 2003.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
For important tax information, please see “Tax Information” on page 30 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 30 of the Prospectus.
19

Goldman Sachs Local Emerging Markets Debt Fund—Summary

Investment Objective
The Goldman Sachs Local Emerging Markets Debt Fund (the "Fund") seeks a high level of total return consisting of income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.80%
Other Expenses	0.59%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.40%
Fee Waiver and Expense Limitation[1]	(0.49%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.91%
1
The Investment Adviser has agreed to (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to the affiliated funds in which the Fund invests; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.074% of the Fund’s average daily net assets through at least July 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$93	$395	$719	$1,637

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 123% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in sovereign and corporate debt securities of issuers in emerging market countries, denominated in the local currency of such emerging market countries, and other instruments, including credit linked notes and other investments, with similar economic exposures.
20

The Fund’s portfolio managers seek to build a portfolio across the emerging markets debt market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As part of the Investment Adviser’s fundamental investment process, the Investment Adviser may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
The Fund may invest in all types of foreign and emerging country fixed income securities, including the following:
◼
Debt issued by governments, their agencies and instrumentalities, or by their central banks, including Brady Bonds;
◼
Interests in structured securities;
◼
Fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper);
◼
Loan participations; and
◼
Repurchase agreements with respect to the foregoing.
Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. Dollar.
Currency investments, particularly longer-dated forward contracts, provide the Fund with economic exposure similar to investments in sovereign and corporate debt with respect to currency and interest rate exposure. The Investment Adviser intends to use structured securities and derivative instruments to attempt to improve the performance of the Fund or to gain exposure to certain countries or currencies in the Fund’s investment portfolio in accordance with its investment objective, and the Fund’s investments in these instruments may be significant. These transactions may result in substantial realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund may invest in securities of any credit rating. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Securities of these issuers may be rated below investment grade (so-called “high yield” or “junk” bonds) or unrated. Although a majority of the Fund’s assets will be denominated in non-U.S. Dollars, the Fund may invest in securities denominated in the U.S. Dollar.
For purposes of the Fund’s policy to invest at least 80% of its Net Assets in securities and instruments of “emerging market country” issuers, the Investment Adviser generally expects a country to be an “emerging market country” if the country is identified as an “emerging market country” in any of the Fund’s benchmark indices. Such countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities, denominated in the local currency. Sovereign debt may also include nominal and real inflation-linked securities. An emerging market country issuer is an issuer economically tied to an emerging market country.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) plus or minus 2 years, and over the last five years ended June 30, 2022, the duration of this Index has ranged between 4.84 and 5.51 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund may invest in the aggregate up to 20% of its Net Assets in investments other than emerging country fixed income securities, currency investments and related derivatives, including (without limitation) equity securities and fixed income securities, such as government, corporate and bank debt obligations, of developed country issuers.
The Fund’s benchmark index is the J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged).
THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “INVESTMENT COMPANY ACT”), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
21

Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over-the-counter ("OTC") transactions. Therefore, in those instances in which the Fund enters into uncleared OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund(which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities or instruments may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
22

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Non-Diversification Risk. The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified  mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Non-Hedging Foreign Currency Trading Risk.  The Fund may engage in forward foreign currency transactions for hedging and non-hedging purposes. The Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Fund. Some of these transactions may also be subject to interest rate risk.
Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Sovereign  Default Risk.  An issuer of non-U.S. sovereign debt, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of borrowing rates, foreign debt or foreign currency exchange rates.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS P)

	Returns	Quarter ended
Year-to-Date Return	-13.05%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	11.92%	December 31, 2020
Worst Quarter Return	-17.30%	March 31, 2020

23

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Class P Shares			4/20/2018
Returns Before Taxes	-8.01%	-1.92%
Returns After Taxes on Distributions	-9.15%	-3.27%
Returns After Taxes on Distributions and Sale of Fund Shares	-4.73%	-2.00%
J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) (reflects no deduction for fees, expenses or taxes)	-8.75%	-0.92%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Samuel Finkelstein, Managing Director, Global Head of Macro Strategies, has managed the Fund since 2008; Kay Haigh, Managing Director, Global Co-Head of Emerging Markets, has managed the Fund since 2020; and Ricardo Penfold, Managing Director, has managed the Fund since 2008.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
For important tax information, please see “Tax Information” on page 30 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 30 of the Prospectus.
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Goldman Sachs U.S. Mortgages Fund—Summary

Investment Objective
The Goldman Sachs U.S. Mortgages Fund (the "Fund") seeks a high level of total return consisting of income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.34%
Other Expenses	0.16%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.51%
Fee Waiver and Expense Limitation[1]	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.44%
1
The Investment Adviser has agreed to (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fee it earns as an investment adviser to the affiliated funds in which the Fund invests; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.074% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$45	$156	$278	$634

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 1,242% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in securities representing direct or indirect interests in or that are collateralized by adjustable rate and fixed rate mortgage loans or other mortgage-related securities (“Mortgage-Backed Securities”) of U.S. issuers, including agency issued Mortgage-Backed Securities (“Agency Mortgage-Backed Securities”). A U.S. issuer is an issuer economically tied to the United States. The Fund may also invest in mortgage dollar rolls, other securities issued or guaranteed by the U.S. government, its
25

agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), asset-backed securities (including collateralized loan obligations (“CLOs”)) and foreign securities. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, primarily to manage the Fund’s duration, hedge the Fund’s portfolio risks, and/or gain exposure to certain fixed income securities.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund’s investments must be rated, at the time of purchase, at least BBB– by S&P Global Ratings (“Standard & Poor’s”), at least Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), or have a comparable credit rating by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, must be determined by the Investment Adviser to be of comparable credit quality.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Securitized Bond Index plus or minus 0.5 years, and over the past five years ended June 30, 2022, the duration of this Index has ranged between 2.00 and 5.79 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund may utilize short positions to implement macro views on securities valuations, long term views on relative value or short term views on security mispricings, as well as any other views the Investment Adviser deems appropriate. For example, the Fund may enter into a TBA agreement to sell an Agency Mortgage-Backed Security that it believes will underperform. The Fund will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.
The Fund’s portfolio managers seek to build a portfolio that reflects their investment views across the U.S. mortgages market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams. As part of the Investment Adviser’s fundamental investment process, the Investment Adviser may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
The Fund’s benchmark index is the Bloomberg U.S. Securitized Bond Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Collateralized Loan Obligations Risk.  The Fund may invest in collateralized loan obligations ("CLOs") and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.
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CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund(which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities or instruments may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising.
 Derivatives Risk. The Fund's use of interest rate futures, interest rate, swaps, credit default swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
27

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
Short Position Risk. The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS P)

	Returns	Quarter ended
Year-to-Date Return	-9.29%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	2.33%	June 30, 2020
Worst Quarter Return	-1.22%	March 31, 2021

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Class P Shares			4/20/2018
Returns Before Taxes	-1.45%	3.49%
Returns After Taxes on Distributions	-2.11%	2.37%
Returns After Taxes on Distributions and Sale of Fund Shares	-0.85%	2.20%
Bloomberg U.S. Securitized Bond Index (reflects no deduction for fees or expenses)	-1.04%	3.32%
28

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Christopher J. Hogan, CFA, Managing Director, has managed the Fund since 2009; Jon Calluzzo, Vice President, has managed the Fund since 2022, and Rob Pyne, Vice President, has managed the Fund since 2022.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
For important tax information, please see “Tax Information” on page 30 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 30 of the Prospectus.
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Single Sector Fixed Income Funds –
Additional Summary Information

Tax Information
The Fund's distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through an intermediary that is authorized to offer Class P Shares, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.
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Investment Management Approach

INVESTMENT OBJECTIVEs
The Emerging Markets Debt Fund, Local Emerging Markets Debt Fund and U.S. Mortgages Fund each seek a high level of total return consisting of income and capital appreciation. The High Yield Fund seeks a high level of current income and may also consider the potential for capital appreciation. The High Yield Floating Rate Fund seeks a high level of current income. The Investment Grade Credit Fund seeks a high level of total return consisting of capital appreciation and income. Each Fund’s investment objective may be changed without shareholder approval upon 60 days’ notice.
PRINCIPAL INVESTMENT STRATEGIES
Emerging Markets Debt Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in sovereign and corporate debt securities and other instruments of issuers in emerging market countries. Such instruments may include credit linked notes and other investments with similar economic exposures.
The Fund’s portfolio managers seek to build a portfolio across the emerging markets debt market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams.
The Fund may invest in all types of foreign and emerging country fixed income securities, including the following:
◼
Debt issued by governments, their agencies and instrumentalities, or by their central banks, including Brady Bonds;
◼
Interests in structured securities;
◼
Fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper);
◼
Loan participations; and
◼
Repurchase agreements with respect to the foregoing.
Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. Dollar.
The Fund intends to use structured securities or derivatives, including but not limited to credit linked notes, financial future contracts, forward contracts and swap contracts to gain exposure to certain countries or currencies.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund may invest in securities of any credit rating. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Securities of these issuers may be rated below investment grade (so-called “high yield” or “junk” bonds) or unrated. Although a majority of the Fund’s assets may be denominated in U.S. Dollars, the Fund may invest in securities denominated in any currency and may be subject to the risk of adverse currency fluctuations.
For purposes of the Fund’s policy to invest at least 80% of its Net Assets in securities and instruments of issuers in “emerging market countries”, the Investment Adviser generally expects a country to be an “emerging market country” if the country is identified as an “emerging market country” in the Fund’s benchmark index. Such countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities. Sovereign debt may also include nominal and real inflation-linked securities.
An emerging market country issuer is an issuer economically tied to an emerging market country. In determining whether an issuer is economically tied to a particular country, the Investment Adviser will consider whether the issuer:
◼
Has a class of securities whose principal securities market is in that country;
◼
Has its principal office in that country;
◼
Derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in that country;
◼
Maintains 50% or more of its assets in that country; or
◼
Is otherwise determined to be economically tied to that country by the Investment Adviser in its discretion. For example, the Investment Adviser may use the classifications assigned by third parties, including an issuer’s “country of risk” as determined by Bloomberg or the classifications assigned to an issuer by the Fund’s benchmark index provider. These classifications are generally
31

based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency. Although the Investment Adviser may rely on these classifications, it is not required to do so.
Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) plus or minus 2 years, and over the last five years ended June 30, 2022, the duration of this Index has ranged between 6.39 and 8.26 years.
The Fund’s benchmark index is the J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged). The J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified Index (Gross, USD, Unhedged) is an unmanaged index of debt instruments of emerging countries.
High Yield Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. Non-investment grade securities are securities rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality, and are commonly referred to as “junk bonds.” The Fund may invest in all types of fixed income securities, including:
◼
Senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper)
◼
Convertible and non-convertible corporate debt obligations
◼
Loan participations
◼
Custodial receipts
◼
Municipal securities
◼
Preferred stock
The Fund may invest up to 25% of its total assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in securities of issuers located in emerging countries denominated in any currency. However, to the extent that the Investment Adviser has entered into transactions that are intended to hedge the Fund’s position in a non-dollar denominated obligation against currency risk, such obligation will not be counted when calculating compliance with the 25% limitation on obligations in non-U.S. currency.
Under normal market conditions, the Fund may invest up to 20% of its Net Assets in investment grade fixed income securities, including U.S. Government Securities. The Fund may also invest in common stocks, warrants, rights and other equity securities, but will generally hold such equity investments only when debt or preferred stock of the issuer of such equity securities is held by the Fund or when the equity securities are received by the Fund in connection with a corporate restructuring of an issuer.
The Fund may invest in derivatives, including (i) credit default swap indices (or CDX) and total return swaps for hedging purposes or to seek to increase total return, and (ii) interest rate futures, forwards and swaps to manage the portfolio’s duration.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index plus or minus 2.5 years, and over the last five years ended June 30, 2022, the duration of this Index has ranged between 3.12 and 4.45 years. The Fund may invest in all types of fixed income securities.
The Fund’s investments are selected using a bottom-up analysis that incorporates fundamental research, a focus on market conditions and pricing trends, quantitative research, and news or market events. The selection of individual investments is based on the overall risk and return profile of the investment taking into account liquidity, structural complexity, cash flow uncertainty and downside potential. Research analyst and portfolio managers systematically assess portfolio positions, taking into consideration, among other factors, broader macroeconomic conditions and industry and company-specific financial performance and outlook. Based upon this analysis, the Investment Adviser will sell positions determined to be overvalued and reposition the portfolio in more attractive investment opportunities on a relative basis given the current climate.
The Fund’s benchmark index is the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index. The Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index covers the universe of U.S. dollar denominated, non-convertible, fixed rate, non-investment grade debt. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.
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Investment Management Approach
High Yield Floating Rate Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Non-investment grade obligations are those rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality, and are commonly referred to as “junk bonds”. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.
The Fund’s investments in floating and variable rate obligations may include, without limitation, senior secured loans (including assignments and participations), second lien loans, senior unsecured and subordinated loans, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), debt issued by governments, their agencies and instrumentalities, and debt issued by central banks. The Fund may invest indirectly in loans by purchasing participations or sub-participations from financial institutions. Participations and sub-participations represent the right to receive a portion of the principal of, and all of the interest relating to such portion of, the applicable loan. The Fund expects to invest principally in the U.S. loan market and, to a lesser extent, in the European loan market. The Fund may also invest in other loan markets, although it does not currently intend to do so.
Under normal conditions, the Fund may invest up to 20% of its Net Assets in fixed income instruments, of any credit rating, including fixed rate corporate bonds, government bonds, convertible debt obligations, and mezzanine fixed income instruments. The Fund may also invest in floating or variable rate instruments that are rated investment grade and in preferred stock, repurchase agreements and cash securities.
The Fund may also invest in derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund’s investments in derivatives may include credit default swaps on credit and loan indices, forward contracts and total return swaps, among others. The Fund may use currency management techniques, such as forward foreign currency contracts, for hedging or non-hedging purposes. The Fund may invest in interest rate futures and swaps to manage the portfolio’s duration. Derivatives that provide exposure to floating or variable rate loans or obligations rated below investment grade are counted towards the Fund’s 80% policy.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Credit Suisse Leveraged Loan Index, plus or minus one year, and over the last five years ended June 30, 2022, the duration of the Index has ranged between 0.03 and 0.19 years. The Fund’s investments in floating rate obligations will generally have short to intermediate maturities (approximately 4-7 years).
The Fund’s investments are selected using a bottom-up analysis that incorporates fundamental research, a focus on market conditions and pricing trends, quantitative research, and news or market events. The selection of individual investments is based on the overall risk and return profile of the investment taking into account liquidity, structural complexity, cash flow uncertainty and downside potential. Research analyst and portfolio managers systematically assess portfolio positions, taking into consideration, among other factors, broader macroeconomic conditions and industry and company-specific financial performance and outlook. Based upon this analysis, the Investment Adviser will sell positions determined to be overvalued and reposition the portfolio in more attractive investment opportunities on a relative basis given the current climate.
The Fund’s benchmark index is the Credit Suisse Leveraged Loan Index. The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the United States dollar-denominated leveraged loan market. This Index is unmanaged and is not available for direct investment.
Investment Grade Credit Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in investment grade fixed income securities. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. Investment grade securities are securities that are rated at the time of purchase at least BBB– by Standard & Poor’s, at least Baa3 by Moody’s, or have a comparable credit rating by another NRSRO or, if unrated, are determined by the Investment Adviser to be of comparable credit quality. The Fund may invest in corporate securities, U.S. Government Securities, Mortgage-Backed Securities, asset-backed securities, and Municipal Securities. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. Although the Fund may invest without limit in foreign securities, the Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets at the time of investment, and 10% of the Fund’s total assets may be invested in obligations of emerging countries. Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s total assets.
33

The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Credit Index, plus or minus one year, and over the last five years ended June 30, 2022, the duration of this Index has ranged between 6.81 and 8.56 years.
The Fund’s portfolio management team seeks to build a portfolio that reflects their investment views across the investment grade credit market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams.
The Bloomberg U.S. Credit Index is an unmanaged index that is unbundled into pure corporates (industrial, utility, and finance, including both U.S. and Non-U.S. corporations) and noncorporates (sovereign, supranational, foreign agencies, and foreign local governments).
Local Emerging Markets Debt Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in sovereign and corporate debt securities of issuers in emerging market countries, denominated in the local currency of such emerging countries, and other instruments, including credit linked notes and other investments, with similar economic exposures.
The Fund’s portfolio managers seek to build a portfolio across the emerging markets debt market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams.
The Fund may invest in all types of foreign and emerging country fixed income securities, including the following:
◼
Debt issued by governments, their agencies and instrumentalities, or by their central banks, including Brady Bonds;
◼
Interests in structured securities;
◼
Fixed and floating rate, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper);
◼
Loan participations; and
◼
Repurchase agreements with respect to the foregoing.
Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. Dollar.
The Fund may also make currency investments, particularly longer-dated forward contracts, that provide the Fund with economic exposure similar to investments in sovereign and corporate debt with respect to currency and interest rate exposure. The Investment Adviser intends to use structured securities and derivative instruments to attempt to improve the performance of the Fund or to gain exposure to certain countries or currencies in the Fund’s investment portfolio in accordance with its investment objective. These instruments include credit linked notes, financial futures contracts, forward contracts and swap transactions, as well as other types of derivatives or structured securities. The Fund’s investments in these instruments may be significant. These transactions may result in substantial realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund may invest in securities of any credit rating. The countries in which the Fund invests may have sovereign ratings that are below investment grade or are unrated. Moreover, to the extent the Fund invests in corporate or other privately issued debt obligations, many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment. Securities of these issuers may be rated below investment grade (so-called “high yield” or “junk” bonds) or unrated. Although a majority of the Fund’s assets will be denominated in non-U.S. Dollars, the Fund may invest in securities denominated in the U.S. Dollar.
For purposes of the Fund’s policy to invest at least 80% of its Net Assets in securities and instruments of “emerging market country” issuers, the Investment Adviser generally expects a country to be an “emerging market country” if the country is identified as an “emerging market country” in the Fund’s benchmark index. Such countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities, denominated in the local currency. Sovereign debt may also include nominal and real inflation-linked securities.
An emerging market country issuer is an issuer economically tied to an emerging market country. In determining whether an issuer is economically tied to a particular country, the Investment Adviser will consider whether the issuer:
◼
Has a class of securities whose principal securities market is in that country;
34

Investment Management Approach
◼
Has its principal office in that country;
◼
Derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in that country;
◼
Maintains 50% or more of its assets in that country; or
◼
Is otherwise determined to be economically tied to that country by the Investment Adviser in its discretion. For example, the Investment Adviser may use the classifications assigned by third parties, including an issuer’s “country of risk” as determined by Bloomberg or the classifications assigned to an issuer by the Fund’s benchmark index provider. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency. Although the Investment Adviser may rely on these classifications, it is not required to do so.
Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) plus or minus 2 years, and over the last five years ended June 30, 2022, the duration of this Index has ranged between 4.84 and 5.51 years.
Portfolio Construction.  Currently, the Investment Adviser’s emerging markets debt strategy invests significantly in emerging market sovereign issues. As such, country selection is believed to be the most important factor in the portfolio construction process. The Investment Adviser evaluates macro developments and assesses the net flows within countries. The next most important factor is security selection.
Analysis of emerging market debt involves an understanding of the finances, political events, and macroeconomic condition of a country. The Investment Adviser’s research analysts analyze the “balance sheets” of the countries they follow. This may include evaluating factors such as balance of payments, tax revenues, and external and domestic debt. They also assess macroeconomic measures, which may include inflation, interest rates, growth prospects and monetary policy. For some emerging market debt countries, politics is the key driver of performance. As a result, the Investment Adviser’s research analysts may spend a significant portion of their time following the political developments of the countries they cover.
Fundamental analysis is combined with valuation techniques to determine relative values of securities. Although the Investment Adviser may believe a security is attractive from a fundamental point of view, the Investment Adviser may not believe the price is attractive relative to other credits. As a result, even if the Investment Adviser likes a country’s fundamentals, the Investment Adviser may not invest in it due to its valuation. Likewise, the Investment Adviser may believe that a certain country’s fundamentals are less positive but may invest in the country because the Investment Adviser believes the yield offers significant compensation for the additional risk.
Other.  The Fund may invest in the aggregate up to 20% of its Net Assets in investments other than emerging country fixed income securities and other instruments with similar economic exposures, including (without limitation) equity securities and fixed income securities, such as government, corporate and bank debt obligations, of developed country issuers.
The Fund’s benchmark index is the J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged). The J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified Index (Gross, USD, Unhedged) is an index of debt instruments of emerging countries.
THE FUND IS NON-DIVERSIFIED UNDER THE INVESTMENT COMPANY ACT, AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN DIVERSIFIED MUTUAL FUNDS.
U.S. Mortgages Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in Mortgage-Backed Securities of U.S. issuers, including Agency Mortgage-Backed Securities. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. The Fund may also invest in mortgage dollar rolls, U.S. Government Securities, asset-backed securities (including CLOs) and foreign securities. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, primarily to manage the Fund’s duration, hedge the Fund’s portfolio risks, and/or gain exposure to certain fixed income securities. For example, where the Fund invests in an obligation that has a duration outside the Fund’s target duration range (as discussed further below), the Fund may invest in derivatives as a way to mitigate the impact of that obligation on the overall duration of the Fund’s portfolio.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing TBA agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. In TBA agreements for Agency
35

Mortgage-Backed Securities, the buyer and seller agree upon general trade parameters such as the issuer, maturity, coupon, face value, price and settlement date. The actual pools of mortgages to be delivered typically are announced two days prior to the settlement date; however, in most instances, the Fund will not take delivery of the pools of mortgages, but will instead participate in rolling TBA agreements, in which it exchanges a near settlement TBA agreement for a TBA agreement with a later settlement date. Reverse repurchase agreements involve the sale of securities held by the Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions enable the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade. The Fund may enter into reverse repurchase agreements when the Investment Adviser expects that the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund’s investments must be rated, at the time of purchase, at least BBB– by Standard & Poor’s, at least Baa3 by Moody’s, or have a comparable credit rating by another NRSRO or, if unrated, must be determined by the Investment Adviser to be of comparable credit quality. The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Securitized Bond Index plus or minus 0.5 years, over the last five years ended June 30, 2022, the duration of this Index has ranged between 2.00 and 5.79 years.
A U.S. issuer is an issuer economically tied to the United States. In determining whether an issuer is economically tied to a particular country, including the United States, the Investment Adviser will consider whether the issuer:
◼
Has a class of securities whose principal securities market is in that country;
◼
Has its principal office in that country;
◼
Derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in that country;
◼
Maintains 50% or more of its assets in that country; or
◼
Is otherwise determined to be economically tied to that country by the Investment Adviser in its discretion. For example, the Investment Adviser may use the classifications assigned by third parties, including an issuer’s “country of risk” as determined by Bloomberg or the classifications assigned to an issuer by the Fund’s benchmark index provider. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency. Although the Investment Adviser may rely on these classifications, it is not required to do so.
The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund may utilize short positions to implement macro views on securities valuations, long term views on relative value or short term views on security mispricings, as well as any other views the Investment Adviser deems appropriate. For example, the Fund may enter into a TBA agreement to sell an Agency TBA Mortgage-Backed Security that it believes will underperform. The Fund will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.
The Fund’s portfolio managers seek to build a portfolio that reflects their investment views across the U.S. mortgages market consistent with the Fund’s overall risk budget and the views of the Investment Adviser’s Global Fixed Income top-down teams.
The Fund’s benchmark index is the Bloomberg U.S. Securitized Bond Index. The Bloomberg U.S. Securitized Bond Index is a composite of asset-backed securities, collateralized mortgage-backed securities (ERISA-eligible) and fixed rate mortgage-backed securities.
ALL FUNDS
“Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
36

Investment Management Approach
The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Funds’ principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes (and to the extent that it is permitted to invest in the following), the Fund may invest up to 100% of its total assets in U.S. Government Securities, commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s, or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
References in the Prospectus to the Fund’s benchmark are for informational purposes only, and unless otherwise noted, are not an indication of how a particular Fund is managed.
Fixed Income Investment Philosophy—Emerging Markets Debt Fund, Investment Grade Credit Fund, Local Emerging Markets Debt Fund and U.S. Mortgages Fund:
Our process:
◼
Combines diversified sources of return by employing multiple strategies
◼
Takes a global perspective to seek relative value opportunities
◼
Considers a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
◼
Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views
◼
Emphasizes a risk-aware approach as we view management as both an offensive and defensive tool
The Fixed Income Portfolio Management Team implements this overall philosophy through an investment process that seeks to maximize risk-adjusted total returns by using a diverse set of investment strategies and revolves around four key elements:
1. Developing a long-term risk budget—Lead portfolio managers (the “Portfolio Team”) set the strategic direction of a Fund by establishing a “risk budget.” The “risk budget” for the Funds is the range the portfolio managers will allow the Funds to deviate from their respective benchmarks with respect to sector allocations, country allocations, securities selection and, to a lesser extent, duration. Following analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to seek to optimize potential return.
2. Fundamental investment process—As part of its fundamental investment process, the Fixed Income Portfolio Management Team may integrate ESG factors alongside traditional fundamental factors to seek to: (i) determine whether a particular fixed income security and/or sector is suitable and attractively priced for investment and (ii) assess their potential impact on the credit quality and spreads of a particular fixed income security. Traditional fundamental factors that the Fixed Income Portfolio Management Team may consider include, but are not limited to, leverage, earnings, enterprise value, industry trends and macroeconomic factors. ESG factors that the Fixed Income Portfolio Management Team may consider include, but are not limited to, physical risk (e.g., wildfires, floods, droughts and rising sea levels), carbon intensity and emissions profiles, workplace health and safety, cyber risk, social unrest and equity, governance practices and stakeholder relations, employee relations, board structure and management incentives. The identification of a risk related to an ESG factor will not necessarily exclude a particular fixed income security and/or sector that, in the Fixed Income Portfolio Management Team’s view, is otherwise suitable and attractively priced for investment, and the Fixed Income Portfolio Management Team may invest in a security or sector without integrating ESG factors or considerations into its fundamental investment process. The relevance of specific traditional fundamental factors and ESG factors to the fundamental investment process varies across asset classes, sectors and strategies. The Fixed Income Portfolio Management Team may utilize data sources provided by third-party vendors and/or engage directly with issuers when assessing the above factors.
3. Generating investment views and strategies—Our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The Top-down Strategy Teams are responsible for Cross-Sector, Duration, Country and Currency decisions. Concurrently, Bottom-up Strategy Teams, comprised of sector specialists, formulate sub-sector allocation and security selection decisions.
4. Constructing the portfolios—The Portfolio and Strategy Teams construct the Fund’s portfolio through a collaborative process in which the Portfolio Team oversees the overall portfolio while the Strategy Teams actively manage the securities and strategies within their areas of specialization. This process enables the Portfolio Team to build a portfolio consisting of the ideas of the individual Strategy Teams’ consistent with the Fund’s overall risk and return objectives.
The Fixed Income Portfolio Management Team employs a fundamental investment process that considers a wide range of factors, and no one factor or consideration is determinative.
Fixed Income Investment Philosophy—High Yield Fund and High Yield Floating Rate Fund:
The Fixed Income Portfolio Management Team investment process revolves around four key elements:
37

1. Research and evaluate prospective investments—Investment idea generation begins with the Investment Adviser’s portfolio managers, credit analysts and traders through a combination of the following:
◼
Fundamental research;
◼
Consideration of a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
◼
A focus on market conditions and pricing trends; and
◼
Quantitative research, and/or news and market events.
As part of its fundamental investment process, the Fixed Income Portfolio Management Team may integrate ESG factors alongside traditional fundamental factors to seek to: (i) determine whether a particular fixed income security and/or sector is suitable and attractively priced for investment and (ii) assess their potential impact on the credit quality and spreads of a particular fixed income security. Traditional fundamental factors that the Fixed Income Portfolio Management Team may consider include, but are not limited to, leverage, earnings, enterprise value, industry trends and macroeconomic factors. ESG factors that the Fixed Income Portfolio Management Team may consider include, but are not limited to, physical risk (e.g., wildfires, floods, droughts and rising sea levels), carbon intensity and emissions profiles, workplace health and safety, cyber risk, social unrest and equity, governance practices and stakeholder relations, employee relations, board structure and management incentives. The identification of a risk related to an ESG factor will not necessarily exclude a particular fixed income security and/or sector that, in the Fixed Income Portfolio Management Team’s view, is otherwise suitable and attractively priced for investment, and the Fixed Income Portfolio Management Team may invest in a security or sector without integrating ESG factors or considerations into its fundamental investment process. The relevance of specific traditional fundamental factors and ESG factors to the fundamental investment process varies across asset classes, sectors and strategies. The Fixed Income Portfolio Management Team may utilize data sources provided by third-party vendors and/or engage directly with issuers when assessing the above factors.
2. Identify investment ideas and formulate strategy—The Global Corporate Investment Team—a group of the Investment Adviser’s senior credit experts—meets weekly to discuss and evaluate individual credit ideas and existing risk exposures. The Team formulates broad strategic themes based on sector views, market developments and trends.
3. Construct portfolio—The portfolio managers construct the portfolio based on a combination of the following:
◼
Relative value analysis of security selection recommendations;
◼
Top-down scenario analysis to incorporate macroeconomic views and market technicals into the investment selection process; and
◼
Diversification across market segments, industry sectors and instrument types to mitigate risk and account for the likelihood that investments will “pay-off” at different times.
Positions are sized based upon the risk and return profiles of the investments, accounting for:
◼
Liquidity of underlying instruments,
◼
Structural complexity that is difficult to model,
◼
Cash flow uncertainty, and/or
◼
Significant downside potential.
4. Monitor risk and manage the portfolio on an ongoing basis
◼
Conduct regular performance, operational and risk reviews.
◼
Evaluate exit opportunities.
◼
Risk (both before and after an investment is made) and returns will be monitored by both the portfolio managers and the independent risk oversight team.
The Fixed Income Portfolio Management Team employs a fundamental investment process that considers a wide range of factors, and no one factor or consideration is determinative.
ADDITIONAL FEES AND EXPENSES INFORMATION
“Acquired Fund Fees and Expenses” reflect the expenses (including the management fees) borne by the Fund through its ownership of shares in other investment companies.
ADDITIONAL PERFORMANCE INFORMATION
The below is additional information that relates to the “Performance” section of the Fund’s Summary section.
Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of the Fund’s Summary section are applicable only to the time period covered by the bar chart.
The definitions below apply to the after-tax returns shown in the “Performance” section of the Fund’s Summary section.
38

Investment Management Approach
Average Annual Total Returns Before Taxes.  These returns do not reflect taxes on distributions on the Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.
Average Annual Total Returns After Taxes on Distributions.  These returns assume that taxes are paid on distributions on the Fund’s Class P Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class P Shares at the end of the performance period.
Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares.  These returns reflect taxes paid on distributions on the Fund’s Class P Shares and taxes applicable when the shares are redeemed (sold).
Note on Tax Rates.  The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.
OTHER INVESTMENT PRACTICES AND SECURITIES
Although the Fund’s principal investment strategies are described in the Fund’s Summary—Principal Strategy section of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Fund in their use of these techniques and other investment practices and investment securities. Numbers in these tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.
The Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website selected portfolio holdings information as of the end of each month subject to a fifteen day lag between the date of the information and the date on which the information is disclosed. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.
39

10  Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted
	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund
Investment Practices
Borrowings	33 1∕3	33 1∕3	33 1⁄2	33 1∕3	33 1∕3	33 1∕3
Credit, Interest Rate and Total Return Swaps	•	•	•	•	•	•
Cross Hedging of Currencies	•	•	•	•	•	—
Currency Swaps	•	•	•	•	•	—
Custodial Receipts and Trust Certificates	•	•	•	•	•	•
Foreign Currency Transactions	•	•	•	•[5]	•	•
Futures Contracts	•	•	•	•	•	•
Illiquid Investments*	15	15	15	15	15	15
Interest Rate Caps, Floors and Collars	•	•	•	•	•	•
Investment Company Securities (including ETFs)[1]	10	10	10	10	10	10
Mortgage Dollar Rolls	—	—	—	•	—	•
Mortgage Swaps	—	•	•	•	—	•
Options[2]	•	•	•	•	•	•
Options on Foreign Currencies[3]	•	•	•	•	•	—
Repurchase Agreements	•	•	•	•	•	•
Reverse Repurchase Agreements	•	•	•	•	•	•
Short Sales[4]	—	—	—	—	—	•
Securities Lending	—	33 1∕3	33 1∕3	—	—	—
When-Issued Securities and Forward Commitments	•	•	•	•	•	•
*
Illiquid investments are any investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
1
This percentage limitation does not apply to the Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the Investment Company Act or rules, regulations or exemptive relief thereunder.
2
The Fund may sell call and put options and purchase call and put options on securities and other instruments in which the Fund may invest or any index consisting of securities or other instruments in which they may invest.
3
The applicable Fund may purchase and sell call and put options on foreign currencies.
4
The U.S. Mortgages Fund may engage in short selling of physical securities that it does not own. However, each Fund may (i) engage in short sales against the box, and (ii) obtain certain forms of short investment exposure through the use of derivatives.
5
The Investment Grade Credit Fund’s exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of its total assets.
40

Investment Management Approach

10 Percent of total assets (excluding securities lending collateral) (italic type)
10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted*
	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund
Investment Securities
Asset-Backed Securities	•	•	—	•	•	•
Bank Obligations	•	•	•	•	•	•
Collateralized Loan Obligations	•	•	•	•	•	•
Convertible Securities	•	•	•	•	•	—
Corporate Debt Obligations and Trust Preferred Securities	•	•	•	•	•	•
Emerging Country Securities	•	25[3]	•	10[3]	•	—
Floating and Variable Rate Obligations	•	•	80+[8]	•	•	•
Foreign Securities[1]	•	•[4]	•	•[4]	•	•[4]
Loans and Loan Participations	•	•	•	•	•	—
Mortgage-Related Securities
Adjustable Rate Mortgage Loans	—	•	—	•	—	•
Collateralized Mortgage Obligations	—	•	—	•	—	•
Fixed Rate Mortgage Loans	—	•	—	•	—	•
Government Issued Mortgage-Backed Securities	—	•	—	•	—	•
Multiple Class Mortgage-Backed Securities	—	•	—	•	—	•
Privately Issued Mortgage-Backed Securities	—	•	—	•	—	•
Stripped Mortgage-Backed Securities	—	•	—	•	—	•
Non-Investment Grade Fixed Income Securities	•	80+5	•	—[6]	•	—[6]
Preferred Stock, Warrants and Rights	•	•	•	•	•	—
Second Lien Loans	•	•	•	•	•	—
Senior Loans	•	•	•	•	•	—
Structured Securities (which may include credit linked notes)[2]	•	•	•	•	•	•
Taxable Municipal Securities	•	•	—	•	•	•
Tax-Free Municipal Securities	•	•	—	•	•	•
Temporary Investments	•[7]	•[7]	•	•	•[7]	•
U.S. Government Securities	•	•	•	•	•	•
*
The High Yield and High Yield Floating Rate Funds may, however, invest securities lending collateral (if applicable) in registered or unregistered funds that invest in such instruments.
1
Includes issuers domiciled in one country and issuing securities denominated in the currency of another.
2
Structured securities are not subject to the same minimum credit quality requirement as the Fund’s investment in fixed income securities.
3
Of each of the High Yield Fund’s and Investment Grade Credit Fund’s foreign securities investments, 25% and 10%, respectively, of the Fund’s total assets in the aggregate may be invested in emerging country securities.
4
The High Yield Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars and in emerging country securities denominated in any currency. If the High Yield Fund’s position is hedged against currency risk, such position is not counted when calculating compliance with this 25% limitation. The Investment Grade Credit Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars (hedged or unhedged against currency risk). The U.S. Mortgages Fund currently intends to invest not more than 5% of its total assets in foreign securities (including securities not denominated in U.S. dollars), and will seek to hedge such investments against currency risk.
5
The High Yield Fund will invest at least 80% of its Net Assets in lower grade securities under normal circumstances.
6
The Investment Grade Credit and U.S. Mortgages Funds may not purchase securities that are rated below BBB– or Baa3 but may own such a security, if the security is downgraded after purchase.
7
The Emerging Markets Debt, High Yield and the Local Emerging Markets Debt Funds may for this purpose invest in investment grade and high grade securities without limit.
8
The High Yield Floating Rate Fund will invest, under normal circumstances, at least 80% of its Net Assets in floating rate loans and other floating or variable rate obligations rated below investment grade.
41

Risks of the Funds
Loss of money is a risk of investing in the Fund (which, for the remainder of this Prospectus, refers to one or more of the Funds offered in this Prospectus). An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
✓ Principal Risk • Additional Risk	Emerging Markets Debt Fund	High Yield Fund	High Yield Floating Rate Fund	Investment Grade Credit Fund	Local Emerging Markets Debt Fund	U.S. Mortgages Fund
Call/Prepayment	•	•	•	•	•	•
Collateralized Loan Obligations and Other Collateralized Debt Obligations	•	•	•	•	•	✓
Conflict of Interest			✓
Counterparty	✓				✓
Credit/Default	✓	✓	✓	✓	✓	✓
Currency					•
Cybersecurity	•	•	•	•	•	•
Derivatives	✓	✓	✓	✓	✓	✓
Distressed Debt	•	•	•		•
Emerging Countries	✓	•	•	•	✓
ESG Integration	•	•	•	•	•	•
Extension	•	•	•	•	•	•
Floating and Variable Rate Obligations	•	•	✓	•	•	•
Foreign	✓	✓	✓	✓	✓	•
Geographic	•				•
Interest Rate	✓	✓	•	✓	✓	✓
Large Shareholder Transactions	✓	✓	✓	✓	✓	✓
Leverage	•	•	•	•	•	•
Liquidity	✓	✓	✓	•	✓	•
Loan-Related Investments	•	✓	✓	•	•
Management	•	•	•	•	•	•
Market	✓	✓	✓	✓	✓	✓
Mortgage-Backed and Other Asset-Backed Securities		•	•	•		✓
Municipal Securities	•	•		✓	•	•
NAV	•	•	•	•	•	•
Non-Diversification					✓
Non-Hedging Foreign Currency Trading	•	•	•	•	✓
Non-Investment Grade Fixed Income Securities	✓	✓	✓	•	✓
Other Investment Companies	✓	✓	✓	✓	✓	✓
Portfolio Turnover Rate						✓
Reverse Repurchase Agreements	•	•	•	•	•	✓
Sector	•				•
Short Position						✓
Sovereign Default
Economic	✓	•	•	•	✓
Political	✓	•	•	•	✓
Repayment	✓	•	•	•	✓
U.S. Government Securities	•	•	•	•	•	✓
◼
Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
42

Risks of the Funds
◼
Collateralized Loan Obligations and Other Collateralized Debt Obligations Risk—The Funds may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Tranches are categorized as senior, mezzanine and subordinated/ equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying collateral and may be rated investment grade. Despite the protection from the equity and mezzanine tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Typically, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid investments and may have limited independent pricing transparency. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CLOs may be characterized by the Fund as liquid investments.
The Fund may also invest in collateralized debt obligations (“CDOs”), which are structured similarly to CLOs, but are backed by pools of assets that are debt securities (rather than being limited only to loans), typically including bonds, other structured finance securities (including other asset-backed securities and other CDOs) and/or synthetic instruments. Like CLOs, the risks of an investment in a CDO depend largely on the type and quality of the collateral securities and the tranche of the CDO in which the Fund invests. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.
◼
Conflict of Interest Risk—Affiliates of the Investment Adviser may participate in the primary and secondary market for loan obligations. Because of limitations imposed by applicable law, the presence of the Investment Adviser’s affiliates in the loan obligations market may restrict the High Yield Floating Rate Fund’s ability to acquire some loan obligations or affect the timing or price of such acquisitions. Also, because the Investment Adviser may wish to invest in the publicly traded securities of a borrower, it may not have access to material non-public information regarding the borrower to which other lenders have access.
◼
Counterparty Risk—Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with certain over-the-counter ("OTC") transactions. Therefore, in those instances in which the Fund enters into certain OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses. However, recent regulatory developments require margin on certain uncleared OTC transactions which may reduce, but not eliminate, this risk.
◼
Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holdings may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
◼
Currency Risk—Changes in currency exchange rates may adversely affect the value of the Fund’s securities denominated in foreign currencies. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a
43

country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the Fund does not correctly anticipate changes in exchange rates, its share price could decline as a result. The Fund may from time to time attempt to hedge all or a portion of its currency risk using a variety of techniques, including currency futures, forwards and options. However, these instruments may not always work as intended, and in certain cases the Fund may be worse off than if it had not used a hedging instrument. For certain emerging market currencies, suitable hedging instruments may not be available.
◼
Cybersecurity Risk—The Fund may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV; and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Cyber-attacks affecting the Fund or its Investment Adviser, custodian, Transfer Agent, or other third-party service providers may adversely impact the Fund and its shareholders.
◼
Derivatives Risk—The Fund’s use  of options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for both hedging and non-hedging purposes.
The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.
As an investment company registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A. As discussed in more detail in Appendix A and the SAI, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed therein.
◼
Distressed Debt Risk—When the Fund invests in obligations of financially troubled companies (sometimes known as “distressed” securities), there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss or hold its investment pending bankruptcy proceedings in the event the issuer files for bankruptcy.
◼
Emerging Countries Risk—Investments in securities of issuers located in, or otherwise economically tied to, emerging countries are subject to the risks associated with investments in foreign securities. The securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, and have smaller market capitalizations. In addition, emerging markets and frontier countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging and frontier market countries, which could negatively affect the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of sanctions or exchange controls
44

Risks of the Funds
(including repatriation restrictions). The legal remedies for investors in emerging and frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. These risks are not normally associated with investments in more developed countries. For more information about these risks, see Appendix A.
◼
ESG Integration Risk—The Investment Adviser employs a fundamental investment process that may integrate ESG factors with traditional fundamental factors. The relevance and weightings of specific ESG factors to or within the fundamental investment process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When integrating ESG factors into the investment process, the Investment Adviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the Investment Adviser believes that the integration of material ESG factors into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the integration of ESG factors will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Investment Adviser’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
◼
Extension Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.
◼
Floating and Variable Rate Obligations Risk—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR or SOFR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023. The unavailability  or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV.
SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.
◼
Foreign Risk—When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets; greater volatility; and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain
45

investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. For example, the United Kingdom (“UK”) withdrew from the European Union (“EU”) on January 31, 2020 (commonly known as “Brexit”), which has resulted in ongoing market volatility and caused additional market disruption on a global basis. The UK and the EU signed the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and UK’s relationship post Brexit. However, under the TCA, many aspects of the EU-UK relationship remain subject to further negotiation. Although the full effects of Brexit are unknown at this time, Brexit may continue to result in fluctuations of exchange rates, increased illiquidity, inflation, and changes in legal and regulatory regimes to which certain of the Fund’s assets are subject. These and other geopolitical developments, including ongoing regional armed conflict in Europe, could negatively impact the value of the Fund’s investments.
The Fund's investments in foreign securities may also be subject to foreign currency risk, the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund may have exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries. For more information about these risks, see Appendix A.
◼
Geographic Risk—If the Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
◼
Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Although interest rates in the United States remain at relatively low levels, they are expected to increase in the future. Certain countries have experienced negative interest rates on certain fixed-income instruments. Changing interest rates may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.
◼
Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
◼
Leverage Risk—Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of the Fund's investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund's investment portfolio may be subject.
46

Risks of the Funds
◼
Liquidity Risk—The Fund may invest in securities or instruments that trade in lower volumes, that are less liquid than other investments and/or that may become illiquid or less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to decreased liquidity.
Because the Fund may invest in non-investment grade fixed income securities and/or emerging country issuers, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events (including periods of rapid interest rate changes), or adverse investor perceptions, whether or not accurate.
Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in the Prospectus or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. While the Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If the Fund is forced to sell investments at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund's NAV and dilute remaining investors’ interests.
Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund's shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund's liquidity risk and may impact the Fund's NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, certain participating insurance companies, accounts or Goldman Sachs affiliates and other shareholders, whose buy-sell decisions are controlled by a single decision-maker.
◼
Loan-Related Investments Risk—In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities and the Investment Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the Fund to realize full value in the event of the need to sell a loan investment may be impaired by the lack of an active trading market for certain loans or adverse market conditions limiting liquidity. Loan obligations are not traded on an exchange, and purchasers and sellers rely on certain market makers, such as the administrative agent for the particular loan obligation, to trade that loan obligation. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund's redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from a credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available). The Fund may also hold a larger position in cash and cash items to limit the impact of extended trade settlement periods, which may adversely impact the Fund's performance. In addition, substantial increases in interest rates may cause an increase in loan obligation defaults.
Affiliates of the Investment Adviser may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of such affiliates in the loan markets may restrict the Fund's ability to acquire certain loans, affect the timing of such acquisition, or affect the price at which the loan is acquired.
47

With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well and the ability of the lender to enforce appropriate credit remedies against the borrower. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or instrument of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Nevertheless, senior loans are usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
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Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
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Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund's investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund's exposure to risk of loss from adverse developments affecting those sectors or countries.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
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Mortgage-Backed and Other Asset-Backed Securities Risk—Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments.
The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may invest in mortgage-backed securities issued by the U.S. Government (see “U.S. Government Securities Risk”). To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages or during periods of rising interest rates. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.
48

Risks of the Funds
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
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Municipal Securities Risk—Municipal securities are subject to call/prepayment risk, credit/default risk, extension risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. Specific risks are associated with different types of municipal securities. With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default.
With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
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NAV Risk—The net asset value  of the Fund and the value of your investment will fluctuate.
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Non-Diversification Risk—The Local Emerging Markets Debt Fund is non-diversified, meaning that the Fund is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified  mutual  funds. Thus, the  Fund may be more susceptible to adverse developments affecting any single issuer held in  its portfolio , and may be more susceptible to greater losses because of these developments.
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Non-Hedging Foreign Currency Trading Risk—The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Fund. Some of the transactions may also be subject to interest rate risk.
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Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
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Other Investment Companies Risk—By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
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Portfolio Turnover Rate Risk—The U.S. Mortgages Fund may engage in active and frequent trading of portfolio securities to pursue its principal investment strategies. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
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Reverse Repurchase Agreements Risk—Reverse repurchase agreements involve the sale of securities held by the Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). The Fund may enter these transactions when the Investment Adviser expects that the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.
Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law. Such an insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. The Fund could lose money if it is unable to recover the securities or if the value of investments made by the Fund using the proceeds of the transaction is less than the value of securities. When the Fund enters into a reverse repurchase agreement, it must identify on its books cash or liquid assets that have a value equal to or greater than the repurchase price.
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Sector Risk—To the extent the Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.
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Short Position Risk—The U.S. Mortgages Fund may use derivatives, including futures and swaps, to implement short positions, and may engage in short selling. Taking short positions and short selling involve leverage of the Fund’s assets and present various risks. If the value of the instrument or market in which the Fund has taken a short derivative position on increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any premium and interest paid to a third party. Therefore, taking short derivative positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short derivative transaction may fail to honor its contract terms, causing a loss to the Fund.
The U.S. Mortgages Fund may make short sales of any instrument that the Fund may purchase for investment. In such transactions, the Fund sells an instrument it does not own (i.e., “naked” short) in anticipation of a decline in the market value of the instrument. Because selling instruments that the Fund does not own exposes the Fund to the risks associated with those instruments, naked shorts involve speculative exposure risk, and such transactions may increase the costs incurred by the Fund.
In order to sell an instrument short, the Fund must generally first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available instruments or for other reasons.
After selling a borrowed instrument, the Fund is then obligated to “cover” the short sale by purchasing and returning the instrument to the lender on a later date. The Fund cannot guarantee that the instrument necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, the Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing an instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. Unlike purchasing an instrument, where potential losses are limited to the purchase price and there is no upside limit on potential gain, the potential loss on a short sale is unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. If the price of a borrowed instrument declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender.
50

Risks of the Funds
While the Fund has an open short position, it is subject to the risk that the instrument’s lender will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If this happens, the Fund may be required to buy the replacement instrument immediately at the instrument’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.
Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while a loan is outstanding. In addition, to borrow an instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
Until the Fund replaces a borrowed instrument, the Fund may be required to maintain short sale proceeds with the lending broker as collateral. Moreover, the Fund will be required to make margin payments to the lender during the term of the borrowing if the value of the instrument it borrowed (and short sold) increases. Thus, short sales involve credit exposure to the broker that executes the short sales. In the event of the bankruptcy or other similar insolvency with respect to a broker with whom the Fund has an open short position, the Fund may be unable to recover, or delayed in recovering, any margin or other collateral held with or for the lending broker. In addition, the Fund is required to identify on its books liquid assets (less any additional collateral held by the broker) to cover short sale obligations, marked-to-market daily. The requirement to identify liquid assets limits the Fund’s leveraging of investments and the related risk of losses from leveraging. However, such identification may also limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
Short Sales of TBA Securities Risk. The U.S. Mortgages Fund intends to make short sales of TBA securities. TBA transactions are forward agreements for the purchase or sale of securities, including Mortgage-Backed Securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including, for TBA Mortgage-Backed Securities, issuer, rate and mortgage terms. Although most TBA short sale transactions are closed before the Fund would be required to deliver the instrument, if the Fund does not close the position, the Fund may have to purchase the securities required to be delivered at a higher price than anticipated, causing a loss to the Fund. The Fund may not always be able to purchase the securities required to settle a short at a particular time or at an attractive price.
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Sovereign Default Risk—The issuer of non-U.S. sovereign debt held by the Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of borrowing rates, foreign debt or foreign currency exchange rates.
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Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
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Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, the imposition of international sanctions, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
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Repayment Risk—A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high borrowing rates (which may increase in market environments where interest rates are rising), high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.
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U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities  issued by those agencies, instrumentalities and sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.
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More information about the Fund’s portfolio securities and investment techniques, and its associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.
52

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. 200 West Street New York, NY 10282	Emerging Markets Debt High Yield High Yield Floating Rate Investment Grade Credit Local Emerging Markets Debt U.S. Mortgages
GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of March 31, 2022, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $2.13 trillion.
The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants (“FCMs”) or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.
The Investment Adviser also performs the following additional services for the Funds (to the extent not performed by others pursuant to agreements with the Funds):
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Supervises all non-advisory operations of the Fund
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Provides personnel to perform necessary executive, administrative and clerical services to the Fund
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Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
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Maintains the records of the Fund
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Provides office space and all necessary office equipment and services
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
From time to time, Goldman Sachs or its affiliates may invest “seed” capital in the Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in the Fund by, among other things, taking an offsetting position in the benchmark of the Fund.
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MANAGEMENT FEES AND OTHER EXPENSES
As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):
Fund	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended March 31, 2022*
Emerging Markets Debt	0.80%	First $ 2 Billion	0.80%
	0.72%	Next $3 Billion
	0.68%	Next $3 Billion
	0.67%	Over $8 Billion
High Yield	0.70%	First $ 2 Billion	0.70%
	0.63%	Next $3 Billion
	0.60%	Next $3 Billion
	0.59%	Over $8 Billion
High Yield Floating Rate	0.60%	First $ 1 Billion	0.55%
	0.54%	Next $1 Billion
	0.51%	Next $3 Billion
	0.50%	Next $3 Billion
	0.49%	Over $8 Billion
Investment Grade Credit	0.34%	First $ 1 Billion	0.34%
	0.31%	Next $1 Billion
	0.29%	Next $3 Billion
	0.28%	Next $3 Billion
	0.28%	Over $8 Billion
Local Emerging Markets Debt	0.80%	First $ 2 Billion	0.80%
	0.72%	Next $3 Billion
	0.68%	Next $3 Billion
	0.67%	Over $8 Billion
U.S. Mortgages	0.34%	First $ 1 Billion	0.34%
	0.31%	Next $1 Billion
	0.29%	Next $3 Billion
	0.28%	Next $3 Billion
	0.28%	Over $8 Billion
*
The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.
With respect to the High Yield Fund, the Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective rate of 0.67% as an annual percentage of the Fund's average daily net assets. In addition, the Investment Adviser has agreed to waive a portion of its management fees payable by the High Yield Floating Rate Fund, Local Emerging Markets Debt Fund and U.S. Mortgages Fund in an amount equal to any management fees it earns as an investment adviser to the affiliated funds in which the Funds invest, except those management fees it earns from the High Yield Floating Rate Fund’s investments of cash collateral received in connection with securities lending transactions in affiliated funds. These arrangements will remain in effect through at least July 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. These management fee waivers may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.
In addition to the management fee waivers described above, the Investment Adviser may waive an additional portion of its management fee, including fees earned as the Investment Adviser to any of the affiliated funds in which the Funds invest, from time to time and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.024%, 0.004%, 0.104%, 0.004%, 0.074% and 0.074% of the average daily net assets for the Emerging Markets Debt, High Yield, High Yield Floating Rate, Investment Grade Credit, Local Emerging Markets Debt and U.S. Mortgages Funds, respectively, through at least July 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangements without
54

Service Providers
the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2021 is available in the Funds’ semi-annual report dated September 30, 2021. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Funds in 2022 will be available in the Funds’ semi-annual report dated September 30, 2022.
FUND MANAGERS
Fixed Income Portfolio Management Team
The individuals jointly and primarily responsible for the day-to-day management of the Funds are listed below. The Fund’s portfolio managers' individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Fund’s portfolios.
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Samuel Finkelstein Managing Director, Global Head of Macro Strategies Co-Chief Investment Officer of Fixed Income Co-Head of Emerging Markets Debt	Portfolio Manager— Emerging Markets Debt Local Emerging Markets Debt	Since 2003 2008
Mr. Finkelstein is the Global Head of Macro Strategies, Co-Chief
Investment Officer of Fixed Income, and Co-Head of Emerging
Markets Debt, and a member of the Fixed Income Strategy Group and Cross-Sector Strategy team.

Kay Haigh Managing Director, Global Co-Head of Emerging Markets	Portfolio Manager— Emerging Markets Debt Local Emerging Markets Debt	Since 2020
Mr. Haigh is the Global Co-Head of Emerging Markets. Prior to
joining the Investment Adviser, he was an emerging markets
portfolio manager at Stone Milliner Asset Management, and he was global head of emerging markets at Morgan Stanley Investment
Management.

Christopher J. Hogan, CFA Managing Director	Portfolio Manager— U.S. Mortgages	Since 2009	Mr. Hogan is co-head of the Global Securitized Investment team and head of the Agency MBS Investment team. He specializes in agency mortgage-backed securities.
Benjamin Johnson, CFA Managing Director	Portfolio Manager— Investment Grade Credit	Since 2003	Mr. Johnson is Head of the Global Investment Grade Credit team and Global Head of Corporate Credit. He joined the Investment Adviser in 1998 and specializes in credit research.
Ricardo Penfold Managing Director	Portfolio Manager— Emerging Markets Debt Local Emerging Markets Debt	Since 2003 2008	Mr. Penfold joined the Investment Adviser in 2000.
Robert Magnuson Managing Director, Head of High Yield Strategies	Portfolio Manager— High Yield	Since 2014	Mr. Magnuson is a member of the High Yield portfolio management team specializing in credit research. He joined the Investment Adviser in 2006.
Peter Campo Managing Director, Head of Bank Loans Strategies	Portfolio Manager— High Yield Floating Rate	Since 2018
Mr. Campo is a Head of Bank Loans Strategies on the High Yield
and Bank Loans team. He joined the Investment Adviser in 2018.
Prior to joining the Investment Adviser, he worked at Eaton Vance from 2003 to 2018 as a portfolio manager and research analyst.

Lori Pomerantz Vice President	Portfolio Manager— High Yield Fund High Yield Floating Rate Fund	Since 2021 2021
Mrs. Pomerantz is a Portfolio Manager on the High Yield and Bank
Loan credit team within Fixed Income. She joined the Investment
Adviser in 2015, initially in the Alternative Investments and
Manager Selection (AIMS) business, where she spearheaded long only fixed income manager selection.

Ashish Shah Managing Director, Co-Chief Investment Officer, Global Fixed Income	Portfolio Manager— High Yield Fund High Yield Floating Rate Fund	Since 2021 2021
Mr. Shah is Co-Chief Investment Officer of Global Fixed Income, and
Head of the Cross-Sector Strategy within Fixed Income. Mr. Shah joined the Investment Adviser in 2018. Mr. Shah was previously at
AllianceBernstein from 2010 to 2018, where he was most recently the Head of Fixed Income and Chief Investment Officer of Global
Credit.

Jon Calluzzo Vice President	Portfolio Manager— U.S. Mortgages	Since 2022	Mr. Calluzzo is a portfolio manager on the Fixed Income team. He joined the Investment Adviser in 2016 as a Portfolio Manager on the Liquidity Solutions Short Duration team.
Rob Pyne Vice President	Portfolio Manager— U.S. Mortgages	Since 2022	Mr. Pyne is a portfolio manager on the Fixed Income team. He joined the Investment Adviser in 2009.
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For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.
DISTRIBUTOR AND TRANSFER AGENT
Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.
For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to Class P Shares.
From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.
ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS
The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund directly and indirectly invest. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
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Service Providers
The Fund will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law. Under a securities lending program approved by the Funds’ Board of Trustees, the High Yield and High Yield Floating Rate Funds have retained an affiliate of the Investment Adviser to serve as a securities lending agent for each such Fund to the extent that they engage in the securities lending program. For these services, the lending agent is entitled to receive a fee from the High Yield and High Yield Floating Rate Funds, including a fee based on the returns earned on such Funds’ investment of the cash received as collateral for the loaned securities. The Board of Trustees periodically reviews reports on portfolio securities loan transactions for which the affiliated lending agent has acted as lending agent.
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Distributions
The Fund pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:
◼
Cash
◼
Additional shares of the same class of the same  Fund
◼
Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.
You may indicate your election on your account application. Any changes may be submitted in writing or via telephone, in some instances, to the Transfer Agent (either directly or through your Intermediary) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the applicable  Fund. If cash distributions are elected with respect to the Fund’s distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s annual distributions.
The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.
Distributions from net investment income and distributions from net capital gains, if any, are declared and paid as follows:
Fund	Investment Income Dividends		Capital Gains Distributions
	Declared	Paid	Declared and Paid
Emerging Markets Debt	Daily	Monthly	Annually
High Yield	Daily	Monthly	Annually
High Yield Floating Rate	Daily	Monthly	Annually
Investment Grade Credit	Daily	Monthly	Annually
Local Emerging Markets Debt	Daily	Monthly	Annually
U.S. Mortgages	Daily	Monthly	Annually
In addition to the net investment income dividends normally declared daily and paid monthly, a Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events. In addition a Fund may occasionally make a distribution at a time when it is not normally made.
From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (“GAAP”).
When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.
58

Shareholder Guide
The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund's shares.
Important Notice:
Class P Shares generally are available to the following investors:
◼Clients of the Goldman Sachs Private Wealth Management business unit (“GS PWM”) that custody their positions at Goldman Sachs & Co. LLC (“Goldman Sachs”);
◼Clients of The Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware (collectively, the “Trust Companies”) that custody their positions at Goldman Sachs;
◼Clients of The Ayco Company, L.P. (“Ayco”) that either custody their positions at Goldman Sachs or with certain intermediaries that are authorized to offer Class P Shares (“Authorized Institutions”) (such clients of GS PWM, the Trust
Companies, and Ayco are collectively referred to herein as “GS Clients”); or

◼Other investors at the discretion of Goldman Sachs Trust’s (the “Trust”) officers.
You may only purchase Class P Shares in accordance with the eligibility criteria described above. If you are a GS Client and propose to transfer your shares to another institution for any reason, or if you are no longer a GS Client, you may be required to redeem your shares of the Fund, or at the discretion of the Trust’s officers, you may be able hold Class P Shares through another institution, which must be an Authorized Institution and the basis on which you hold such Class P Shares may be limited to hold and redeem only. If available in such circumstances, in the alternative you may be able to choose to exchange your shares of the
Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another
Prospectus. There is no guarantee that a different share class offered by the Fund will be available to clients of the institution to which you intend to transfer your shares or that an option to exchange will be made available. Moreover, the shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance). Information regarding these other share classes may be obtained from the institution to which you intend to transfer your shares or from the
Transfer Agent by calling the number on the back cover of the Prospectus.

A redemption is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. You should consult your tax adviser concerning the potential tax consequences of investing in Class P Shares. None of the Trust, the
Investment Adviser, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from a redemption or exchange of Class P Shares. For more information about exchanges, please see “How to Sell Shares—Can I Exchange My Investment From One Goldman Sachs Fund To Another
Goldman Sachs Fund.”

How To Buy Shares
Shares Offering
Shares of the Fund are continuously offered through Goldman Sachs, acting in its capacity as the Fund’s distributor (the “Distributor”). The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.
How Can I Purchase Shares Of The Fund?
If you are a GS Client, you may purchase shares of the Fund through Goldman Sachs, the Trust Companies, Ayco, or an
Authorized Institution. Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions have been authorized by the Trust to accept purchase, redemption or exchange orders on behalf of the Fund for GS Clients. In order to make an initial investment in the Fund you must furnish to Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution the information in the account application.
To open an account, contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution. Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions will normally give order instructions on behalf of GS Clients to Goldman Sachs, acting in its capacity as the Fund’s transfer agent (the “Transfer Agent”). Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, is responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from GS Clients. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent on a timely basis.
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The Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, on a business day, and the order will be priced at the Fund’s current NAV per share next determined after acceptance by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable. Proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions may have different requirements regarding what constitutes proper form for trade instructions. Please contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution for more information.
What Is My Minimum Investment In The Fund?
No minimum amount is required for initial purchases or additional investments in Class P Shares.
What Should I Know When I Purchase Shares?
All recordkeeping, transaction processing and payments of distributions relating to your account will be performed by Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. If you transfer your shares, the Trust reserves the right to redeem your shares. The Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco and an Authorized Institution will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions that invest in shares on behalf of GS Clients may charge fees directly to the GS Clients’ accounts in connection with their investments. You should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return that GS Clients realize with respect to their investments.
The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. Such payments are intended to compensate Authorized Institutions for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by Authorized Institutions; access to Authorized Institutions’ registered representatives, advisors or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Fund and other Goldman Sachs Funds; the support or purchase of technology platforms/software; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, sponsor various trainings and educational programs. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Authorized Institutions for subaccounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through Authorized Institutions. In addition, certain Authorized Institutions may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports, economic analysis, and portfolio analysis, portfolio construction and similar tools and software. In certain cases, Authorized Institutions may not pay for these products or services or may only pay for a portion of the total cost of these products or services. Please refer to the “Payments to Others (Including Intermediaries)” section of the SAI for more information about these payments and services.
The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by each of Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution may differ. The presence of these payments, receipt of these services and the basis on which Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution compensates its registered representatives, advisors or salespersons may create an incentive for a particular registered representative, advisor or salesperson to highlight, feature or recommend funds based, at least in part, on the level of compensation paid. You should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution for more information about the payments it receives and any potential conflicts of interest.
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Shareholder Guide
What Else Should I Know About Share Purchases?
The Trust reserves the right to:
◼
Require Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport) or (ii) certify that such number or other information is correct (if required to do so under applicable law).
◼
Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.
◼
Close the Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Investment Adviser.
◼
Provide for, modify or waive the minimum investment requirements.
◼
Modify the manner in which shares are offered.
◼
Modify the sales charge rate applicable to future purchases of shares.
Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).
The Fund may allow you to purchase shares through Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.
Notwithstanding the foregoing, the Trust, Goldman Sachs, the Trust Companies, Ayco and any Authorized Institution reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust, Goldman Sachs, the Trust Companies and Ayco will not be liable for any loss resulting from rejected purchase or exchange orders.
Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.
Customer Identification Program. Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Fund reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund are unable to verify an investor’s identity or are unable to obtain all required information. The Fund and their agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.
How Are Shares Priced?
The price you pay when you buy shares is the Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted your order in proper form. The price you receive when you sell shares is the Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted your order in proper form with the redemption proceeds reduced by any applicable charges. Each class generally calculates its NAV as follows:
NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class
The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Fund’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under
61

valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of the Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.
Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded. To the extent the Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.
Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.
In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.
Please note the following with respect to the price at which your transactions are processed:
◼
NAV per share of each share class is generally calculated by the Fund’s fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
◼
On any business day when the SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
◼
The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
◼
The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.
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Shareholder Guide
Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.
Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.
The Fund relies on various sources to calculate its NAV. The ability of the Fund’s fund accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
When Will Shares Be Issued And Dividends Begin To Be Accrued?
Net investment income dividends that are declared daily and paid monthly will begin to be accrued as follows:
◼
Shares Purchased by Federal Funds Wire:
◼
If a purchase order is received in proper form before the Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after payment is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.
◼
If a purchase order is placed through an intermediary that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.
◼
Shares Purchased by Check:
◼
If a purchase order is received in proper form before the Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.

◼
Other dividends or distributions will be distributed annually as a declared event and paid to shareholders of record on the record date for such events.
How To Sell Shares
How Can I Sell Shares Of The Fund?
Generally, shares may be sold (redeemed) only through Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution. Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions will normally give redemption instructions on behalf of GS Clients to the Transfer Agent. On any business day the Fund is open, the Fund will generally redeem its shares upon request at their next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Fund?” above. Redemptions may be requested by electronic trading platform, in writing or by telephone (unless Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution opts out of the telephone redemption privilege on the account application). You should contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution, to discuss redemptions and redemption proceeds. The Fund may transfer redemption proceeds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. In the alternative, Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).
When Do I Need A Medallion Signature Guarantee To Redeem Shares?
Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:
◼
You would like the redemption proceeds sent to an address that is not your address of record; or
◼
You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.
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A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Authorized Institution to verify instructions. Additional documentation may be required.
What Do I Need To Know About Telephone Redemption Requests?
The Trust and Goldman Sachs will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution may submit redemption requests by telephone on your behalf. Thus, you risk possible losses if a telephone redemption is not authorized by you.
In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, the Transfer Agent and DST Asset Manager Solutions, Inc. (“DST”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:
◼
Telephone requests are recorded.
◼
Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
◼
For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
◼
The telephone redemption option does not apply to shares held in an account maintained and serviced by your Authorized Institution. If your shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
◼
The telephone redemption option may be modified or terminated at any time without prior notice.
Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.
How Are Redemption Proceeds Paid?
By Wire:  You may arrange for your redemption proceeds to be paid as federal funds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. The following general policies govern wiring redemption proceeds:
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Redemption proceeds will normally be paid in federal funds, between one and two business days (or such other times in accordance with the requirements of Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
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Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
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If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
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If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
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To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
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None of the Trust, the Investment Adviser or the Transfer Agent assumes any responsibility for the performance of your bank, Goldman Sachs, the Trust Companies, Ayco, or Authorized Institution in the transfer process. If a problem with such performance arises, you should deal directly with your bank, Goldman Sachs, the Trust Companies, Ayco, or Authorized Institution.
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Shareholder Guide
By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within two business days (or such other times in accordance with the requirements of your Authorized Institution) following receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
What Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
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Shares of the Fund continue to earn dividends up to, but not including, the date of settlement.
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Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
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Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions are responsible for the timely transmittal of redemption requests by GS Clients to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions may set times by which they must receive redemption requests. Goldman Sachs, the Trust Companies, Ayco or Authorized Institutions may also require additional documentation from you.
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As disclosed above, if you are a GS Client and propose to transfer your shares to another institution for any reason, you may be required to either redeem your shares of the Fund or if available, you may be able to choose to exchange your shares of the Fund for a different share class offered by the Fund, which may be offered in another Prospectus.
The Trust reserves the right to:
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Redeem your shares in the event any of Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution is no longer authorized to offer Class P Shares.
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Redeem your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.
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Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
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Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
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Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
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Charge an additional fee in the event a redemption is made via wire transfer.
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Terminate your account if you are no longer a GS Client, or otherwise no longer eligible to invest in Class P Shares of the Fund.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Fund may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.
None of the Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange your shares at NAV at the time of exchange for Class P Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution to arrange for the exchange of your shares for Class P Shares of another Goldman Sachs Fund. If you propose to transfer your Class P Shares to another institution for any reason, you may be required to either redeem your shares of the Fund or if available, you may be able to choose to exchange your shares of the Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another Prospectus. For more information, please see “How to Sell Shares—What Else Do I Need to Know About Redemptions?” The shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance).
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You should keep in mind the following factors when making or considering an exchange:
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You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
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Currently, the Fund does not impose any charge for exchanges, although the Fund may impose a charge in the future.
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All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Goldman Sachs Fund need not meet the traditional minimum investment requirement for that Fund if the entire balance of the original Fund account is exchanged.
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Exchanges are available only in states where exchanges may be legally made.
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It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
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The Transfer Agent and DST may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
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Normally, a telephone exchange will be made only to an identically registered account.
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Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
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Exchanges into the Fund from another Goldman Sachs Fund received by the close of regular trading on the New York Stock Exchange will normally begin to accrue dividends on the next business day.
For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.
Shareholder Services
Can My Distributions From The Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.
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Shares will be purchased at NAV.
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You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
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You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
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You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.
What Types Of Reports Will I Be Sent Regarding My Investment?
Each of Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution is responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to GS Clients for such services.
Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will provide you with a printed confirmation of each transaction in your account and a monthly account statement.
You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation.
Restrictions on Excessive Trading Practices
Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange
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Shareholder Guide
orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.
As a deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”
Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, the Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.
Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.
Fund shares may be held through omnibus arrangements maintained by Goldman Sachs, the Trust Companies, Ayco or Authorized Institutions. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution may not have the capability or may not be willing to apply the Fund’s market timing policies. While Goldman Sachs, the Trust Companies and Ayco may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain Authorized Institutions may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund, Goldman Sachs, the Trust Companies and Ayco will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Authorized Institution or by certain clients of the Authorized Institution. Authorized Institutions may also monitor trading activities by their clients in the Fund. The criteria used by Authorized Institutions to monitor for excessive trading may differ from the criteria used by the Fund. If an Authorized Institution fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.
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Taxation
As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.
Unless your investment is through an IRA or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.
DISTRIBUTIONS
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions  you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income, while  distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.
Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. The preferential rate described above also applies to certain qualifying dividend income, but Fund distributions will generally not qualify for that favorable treatment and also will generally not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. The Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.
Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The character and tax status of all distributions will be available to shareholders after the close of each calendar year.
The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income. Shareholders of the Emerging Markets Debt and Local Emerging Markets Debt Funds may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to you. If the Fund make such an election the shareholders would also be required to include in their income their proportionate share of the foreign taxes covered by the election.
If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”
SALES AND EXCHANGES
Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
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Taxation
OTHER INFORMATION
When you open your account, you should provide your Social Security Number or tax identification number on your account application. By law, the Fund must withhold 24% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the Internal Revenue Service (“IRS”) instructs the Fund to do so.
The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, for shares purchased on or after January 1, 2012, their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an Intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.
You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.
Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund shares. Non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Funds. It is expected that a Fund will generally make designations of short-term gains, to the extent permitted, but the Funds do not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.
Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.
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Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks
The Funds will be subject to the risks associated with fixed income securities. These risks include, among others, interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.
A rising interest rate environment could cause the value of the Funds’ fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair the Fund’s ability to achieve its investment objective. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.
The Investment Adviser is subject to registration and regulation as a “commodity pool operator” under the Commodity Exchange Act with respect to its service as investment adviser to the Local Emerging Markets Debt Fund.
To the extent the Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund invests therein.
To the extent the Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.
The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Funds’ historical portfolio turnover rates.
Each of the Funds described in the Prospectus has a target duration range. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted. The Investment Adviser may use derivative instruments to manage the durations of Funds’ investment portfolios. These derivative instruments may include futures contracts, options on futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten or lengthen the duration of the Fund.
Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, the Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed
70

Appendix A
income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and the Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur.
The Funds’ investments in derivative instruments, including financial futures contracts, options and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Funds’ investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Funds are taxable to their shareholders.
Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in the Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Financial futures contracts used by each of the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (LIBOR) of a three-month deposit. Further information is included in the Prospectus regarding futures contracts, swaps and other derivative instruments used by the Funds, including information on the risks presented by these instruments and other purposes for which they may be used by the Funds.
Certain Funds also have credit rating requirements for the securities they buy, which are applied at the time of purchase. For the purpose of determining compliance with any credit rating requirement, each Fund (other than the High Yield Fund) assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. The High Yield Fund assigns a security, at the time of purchase, the lower of two ratings if the security is rated by two NRSROs, or the middle of three ratings if the security is rated by three NRSROs. For this purpose, each Fund relies only on the ratings of the following NRSROs: Standard & Poor’s, Moody’s and Fitch, Inc. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements.
A security satisfies the Fund’s credit rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s credit rating requirement at the time of purchase and is subsequently downgraded below a minimum rating requirement or upgraded above a maximum rating requirement, the Fund will not be required to dispose of such security. If a downgrade or upgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of the Fund and its shareholders.
As discussed below, the Funds may invest in credit default swaps, which are derivative investments.
The Funds may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, the Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.
The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.
B. Other Portfolio Risks
Credit/Default Risks. Debt securities purchased by the Funds may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.
Debt securities rated BBB– or higher by Standard & Poor’s, or Baa3 or higher by Moody’s or having a comparable credit rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal.
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Certain Funds may invest in fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.
In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.
Risks of Derivative Investments.  The Funds may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Derivatives may be used for both hedging and non-hedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by the Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker or counterparty with whom the Fund has an open derivative position. Losses may also arise if the Funds receive cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. If cash collateral is not invested, the Fund may be exposed to additional risk of loss in the event of the insolvency of its custodian holding such collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Using derivatives for non-hedging purposes presents greater risk of loss than derivatives used for hedging purposes.
Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.
Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.
Risks of Foreign Investments.  The Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or
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liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.
Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.
Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.
If the Fund focuses its investments in one or a few countries and currencies, the Fund may be subjected to greater risks than if the Fund’s assets were not geographically focused.
Risks of Sovereign Debt.  Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.
Risks of Emerging Countries.  Each Fund (except for U.S. Mortgages Fund) may invest in securities of issuers located in, or otherwise economically tied to, emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for the Fund to invest in such emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.
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Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance could be inhibited.
Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.
A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.
Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.
The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.
A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments. Certain Funds are limited with respect to how much they may invest in emerging countries debt. For purposes of applying the Fund’s respective limitation, “emerging market countries” include but are not limited to those considered to be developing by the World Bank. Generally, the Investment Adviser has broad discretion to identify other countries that it considers to qualify as emerging market countries. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities. Sovereign debt may also include nominal and real inflation-linked securities. In determining whether an issuer of corporate debt is in an emerging market country, the Investment Adviser will ordinarily do so by identifying the issuer’s “country of risk.” The issuer’s “country of risk” is determined based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Although the Investment Adviser will generally rely on an issuer’s “country of risk” as determined by Bloomberg, it is not required to do so, as long as the issuer is otherwise tied economically to an emerging market country. The Investment Adviser may (but is not required to) deem an issuer to be otherwise tied to an emerging market country if it derives at least 50% of its revenues and/or profits from goods produced, sales made or services provided in one or more emerging market countries, measured at the time of purchase.
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A Fund may invest directly in the domestic bond markets in Mainland China through the Mutual Bond Market Access between Mainland China and Hong Kong (“Bond Connect”). Investing through Bond Connect is subject to a number of distinct operational and regulatory risks in addition to risks typically associated with investments in emerging market countries, which may affect the Fund’s performance. Bond Connect’s order, clearance, and settlement procedures and systems are relatively untested and subject to change, which could pose risks to the Fund. Furthermore, the custody arrangements for investments made through Bond Connect may affect the Fund’s ability to enforce its rights as the beneficial owner of these investments.
Risks of Investments in Central and South America.  A significant portion of the Emerging Markets Debt and Local Emerging Markets Debt Funds’ portfolios may be invested in issuers located in Central and South American countries. The economies of Central and South American countries have experienced considerable difficulties in the past decade, including high inflation rates, high interest rates and currency devaluations. As a result, Central and South American securities markets have experienced great volatility. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers. Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. Any of the foregoing risk factors could have an adverse impact on the Funds’ investments in Central and South America.
Foreign Custody Risk.  A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Risks of Illiquid Investments.  Each Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.
Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How To Buy Shares—How Are Shares Priced?”
Risks of Structured Investment Vehicles.  Structured Investment Vehicles (“SIVs”) are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.
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Temporary Investment Risks.  Each Fund may, for temporary defensive purposes (and to the extent that it is permitted to invest in the following), invest up to 100% of its total assets in:
◼
U.S. Government Securities
◼
Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
◼
Certificates of deposit
◼
Bankers’ acceptances
◼
Repurchase agreements
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Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
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ETFs
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Other investment companies
◼
Cash items
When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
Risks of Short Selling.  The U.S. Mortgages Fund may engage in short selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security, then must borrow the security to make delivery to the buyer. A Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a security, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the security at the time of the short sale.
A Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require the Fund to post as collateral other securities that it owns. If the Fund reinvests the cash proceeds, the Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, the Fund might be required to liquidate long and short positions at times or in amounts that may be disadvantageous to the Fund.
Each Fund may make short sales against the box, in which the Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.
The SEC and financial industry regulatory authorities in other countries have imposed temporary prohibitions and restrictions on certain types of short sale transactions. These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the Investment Adviser to sell securities short on behalf of the Fund.
C. Portfolio Securities and Techniques
This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.
The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.
U.S. Government Securities.  Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.
U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).
U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.
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U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Government Securities if it is not obligated to do so by law.
Custodial Receipts and Trust Certificates.  Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Mortgage-Backed Securities.  The High Yield, Investment Grade Credit and U.S. Mortgages Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose the Fund to the risk of earning a lower rate of return upon reinvestment of principal.
The High Yield, Investment Grade Credit and U.S. Mortgages Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.
Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-backed securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some mortgage-backed securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.
Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.
Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-backed securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.
To the extent the Fund concentrates its investments in pools of mortgage-backed securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.
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Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.
Asset-Backed Securities.  Each Fund (other than the High Yield Floating Rate Fund) may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in the prevailing interest rates. There is no guarantee that private guarantors or insurers of an asset-backed security, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.
Municipal Securities.  The Emerging Markets Debt Fund, High Yield Fund, Investment Grade Credit Fund, Local Emerging Markets Debt Fund and U.S. Mortgages Fund may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which the Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest.
Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.
Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities in which the Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities. Dividends paid by the Funds based on investments in Municipal Securities will be taxable.
The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.
In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral
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obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.
Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s duration. Certain tender option bonds may be illiquid.
Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund that invests in such Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.
The Funds may invest in Municipal Securities issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. Such securities may be considered below investment grade or may be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of the Fund that holds such securities.
Brady Bonds and Similar Instruments.  Certain Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).
Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.
In addition, certain Funds may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.
Corporate Debt Obligations, Trust Preferred Securities and Convertible Securities.  The Funds may invest in corporate debt obligations, trust preferred securities and convertible securities (except that the U.S. Mortgages Fund may not invest in convertible securities). Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.
Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market
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losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.
Bank Obligations.  The Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
Foreign Currency Transactions.  The Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.
The Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which presents additional risk.
Certain Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).
The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.
Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.
Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. The market in such forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.
A Fund is not required to post cash collateral with its counterparties in certain foreign currency transactions. Accordingly, the Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post cash collateral with its counterparties (which is the case with certain transactions). Where the Fund’s counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.
Structured Securities and Inverse Floaters.  Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.
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Appendix A
The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investments so that small changes in the value of the reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.
Structured securities include, but are not limited to, equity linked notes. An equity linked note is a note whose performance is tied to a single stock, a stock index or a basket of stocks. Equity linked notes combine the principal protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. Equity linked notes will be considered equity securities for purposes of the Fund’s investment objective and policies.
Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.
Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.
Floating and Variable Rate Obligations.  Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.
Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating and variable rate obligations may have an adverse affect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.
For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Funds, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Funds from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
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Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds.  Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.
Mortgage Dollar Rolls.  The U.S. Mortgages and Investment Grade Credit Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.
Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.
Options on Securities, Securities Indices and Foreign Currencies.  A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) call and put options and purchase put and call options on any securities and other instruments in which the Fund may invest or on any index consisting of securities or other instruments in which it may invest. A Fund may also, to the extent consistent with its investment policies, purchase and write (sell) put and call options on foreign currencies.
The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.
Yield Curve Options.  Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.
Futures Contracts and Options and Swaps on Futures Contracts.  Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. and (except in the case of the U.S. Mortgages Fund) foreign exchanges.
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Appendix A
Each Fund may, to the extent consistent with its investment policies, purchase and sell futures contracts, purchase and write call and put options on futures contracts, and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.
Futures contracts and related options and swaps present the following risks:
◼
While the Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.
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Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
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The loss incurred by the Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.
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Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
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As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
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Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
◼
Foreign exchanges may not provide the same protection as U.S. exchanges.
When-Issued Securities and Forward Commitments.  Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate.
Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. Some Funds may also enter into repurchase agreements involving certain foreign government securities. The collateral may consist of any type of security in which the Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.
If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.
Certain Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Lending of Portfolio Securities.  The High Yield and High Yield Floating Rate Funds may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, Goldman Sachs. The borrowers are required to secure their loan continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Adviser, its affiliates or the Funds’ custodian and from which the Investment Adviser or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in the Prospectus regarding investments in fixed income securities and cash equivalents.
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A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or its agent, or becomes insolvent.
Borrowings and Reverse Repurchase Agreements.  Each Fund can borrow money from banks and other financial institutions, and may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed or received). Borrowings and reverse repurchase agreements involve the use of leverage and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested.
Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Equity Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. The Funds may enter into some or all of the following swap transactions and options agreements, including interest rate caps, floors and collars. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security or pool of securities. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a party the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the party may also be required to pay the dollar value of that decline to the counterparty. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for another payment stream. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.
The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than the Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As an example, when the Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.
When the Fund writes (sells) credit swaps on individual securities or instruments, the Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.
The use of interest rate, mortgage, credit, currency index, total return and equity swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.
Currently, certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading are expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading do not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of the
84

Appendix A
Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher amounts for uncleared swaps.
Other Investment Companies.  Each Fund may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.
Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies (including ETFs and money market funds) and business development companies beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.
Additionally, to the extent that any Fund serves as an “acquired fund” to another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Investment Company Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).
The use of ETFs is generally intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.
A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
Non-Investment Grade Fixed Income Securities.  Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Non-investment grade fixed income securities are also issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.
The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, the Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be
85

affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.
A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain.
The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause the Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Downgraded Securities.  After its purchase, a portfolio security may be assigned a lower rating or cease to be rated, which may affect the market value and liquidity of the security. If this occurs, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
Collateralized Loan Obligations.  The Funds may invest in collateralized loan obligations (“CLOs”). A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid investments. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CLOs may be characterized by the Fund as liquid investments.
Loan-Related Investments.  The Funds (except U.S. Mortgages Fund) may invest in loan-related investments such as loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower (the “borrower”) which is administered and sold by a financial intermediary. The Funds may only invest in loans to issuers in whose obligations it may otherwise invest. Loan interests may take the form of a direct or co-lending relationship with the borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a loan interest or when it acquires certain interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower.
An assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the
86

Appendix A
interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Longer interest rate reset periods generally increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in senior loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in senior loans should decrease. Second lien loans have the same characteristics as senior loans except that such loans are subordinated or unsecured and thus lower in priority of payment to senior loans. Accordingly, the risks associated with second lien loans are higher than the risk of loans with first priority over the collateral. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Second lien loans typically have adjustable floating rate interest payments. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Preferred Stock, Warrants and Stock Purchase Rights.  Each Fund (except for U.S. Mortgages Fund) may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.
Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Distressed Debt.  A Fund that invests in distressed debt may risk holding the securities through bankruptcy proceedings. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that the Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.
Equity Investments.  After its purchase, a portfolio investment (such as a convertible debt obligation) may convert to an equity security. Alternatively, the Fund may acquire equity securities in connection with a restructuring or other similar event related to one or more of its investments. If this occurs, the Fund may continue to hold the investment (or make additional purchases of that equity investment) if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
87

Asset Segregation.  As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Funds must identify on their books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not a permissible offsetting position or a contractual “netting” agreement with respect to swaps (other than credit default swaps where the Fund is the protection seller). However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, the Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Forwards and futures contracts that do not cash settle may be treated as cash settled for asset segregation purposes when the Funds have entered into a contractual arrangement with a third party FCM or other counterparty to off-set the Funds’ exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the Investment Company Act and SEC or SEC staff guidance. By identifying assets equal to only their net obligations under certain instruments, the Funds will have the ability to employ leverage to a greater extent than if the Funds were required to identify assets equal to the full notional amount of the instrument.
In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed above. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires the Fund to trade derivatives (and other transactions that create future payment or delivery obligations) subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
88

Appendix B
Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years  (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request).
	Goldman Sachs Emerging Markets Debt Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data
Net asset value, beginning of period	$11.99	$10.37	$12.20	$12.59
Net investment income(b)	0.47	0.48	0.55	0.55
Net realized and unrealized gain (loss)	(1.32)	1.60	(1.84)	(0.40)
Total from investment operations	(0.85)	2.08	(1.29)	0.15
Distributions to shareholders from net investment income	(0.49)	(0.46)	(0.29)	(0.50)
Distributions to shareholders from return of capital	—	—	(0.25)	(0.04)
Total distributions	(0.49)	(0.46)	(0.54)	(0.54)
Net asset value, end of period	$10.65	$11.99	$10.37	$12.20
Total return(c)	(7.43)%	20.12%	(11.10)%	1.46%
Net assets, end of period (in 000s)	$35,720	$35,499	$14,207	$14,908
Ratio of net expenses to average net assets	0.85%	0.85%	0.86%	0.85%(d)
Ratio of total expenses to average net assets	0.88%	0.90%	0.91%	0.91%(d)
Ratio of net investment income to average net assets	3.97%	3.96%	4.49%	5.00%(d)
Portfolio turnover rate(e)	32%	79%	87%	80%
(a)
Commenced operations on April 20, 2018.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
89

	Goldman Sachs High Yield Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data
Net asset value, beginning of period	$6.41	$5.48	$6.33	$6.42
Net investment income(b)	0.28	0.33	0.35	0.33
Net realized and unrealized gain (loss)	(0.36)	0.94	(0.83)	(0.08)
Total from investment operations	(0.08)	1.27	(0.48)	0.25
Distributions to shareholders from net investment income	(0.28)	(0.34)	(0.37)	(0.34)
Distributions to shareholders from return of capital	(0.03)	—	—(c)	—
Total distributions	(0.31)	(0.34)	(0.37)	(0.34)
Net asset value, end of period	$6.02	$6.41	$5.48	$6.33
Total return(d)	(1.47)%	23.35%	(8.04)%	4.00%
Net assets, end of period (in 000s)	$1,417,912	$1,575,340	$1,331,465	$1,604,685
Ratio of net expenses to average net assets	0.71%	0.74%	0.74%	0.74%(e)
Ratio of total expenses to average net assets	0.76%	0.77%	0.76%	0.77%(e)
Ratio of net investment income to average net assets	4.44%	5.31%	5.55%	5.67%(e)
Portfolio turnover rate(f)	56%	71%	80%	59%
(a)
Commenced operations on April 20, 2018.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Amount is less than $0.005 per share.
(d)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)
Annualized.
(f)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
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Appendix B

	Goldman Sachs High Yield Floating Rate Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data
Net asset value, beginning of period	$9.37	$7.91	$9.37	$9.69
Net investment income(b)	0.32	0.35	0.49	0.45
Net realized and unrealized gain (loss)	(0.12)	1.47	(1.46)	(0.33)
Total from investment operations	0.20	1.82	(0.97)	0.12
Distributions to shareholders from net investment income	(0.32)	(0.36)	(0.49)	(0.44)
Net asset value, end of period	$9.25	$9.37	$7.91	$9.37
Total return(c)	2.18%	23.49%	(11.11)%	1.32%
Net assets, end of period (in 000s)	$4,252,333	$1,681,575	$1,132,605	$2,215,089
Ratio of net expenses to average net assets	0.62%	0.71%	0.69%	0.62%(d)
Ratio of total expenses to average net assets	0.64%	0.76%	0.69%	0.63%(d)
Ratio of net investment income to average net assets	3.40%	3.94%	5.22%	5.04%(d)
Portfolio turnover rate(e)	26%	53%	39%	69%
(a)
Commenced operations on April 20, 2018.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
91

	Goldman Sachs Investment Grade Credit Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data
Net asset value, beginning of period	$9.59	$8.96	$9.16	$8.93
Net investment income(b)	0.23	0.27	0.31	0.30
Net realized and unrealized gain (loss)	(0.58)	0.78	(0.07)	0.23
Total from investment operations	(0.35)	1.05	0.24	0.53
Distributions to shareholders from net investment income	(0.20)	(0.29)	(0.32)	(0.30)
Distributions to shareholders from net realized gains	(0.22)	(0.13)	(0.12)	—
Distributions to shareholders from return of capital	(0.06)	—	—	—
Total distributions	(0.48)	(0.42)	(0.44)	(0.30)
Net asset value, end of period	$8.76	$9.59	$8.96	$9.16
Total return(c)	(4.10)%	11.61%	2.45%	6.12%
Net assets, end of period (in 000s)	$176,368	$156,039	$189,611	$196,668
Ratio of net expenses to average net assets	0.37%	0.37%	0.37%	0.37%(d)
Ratio of total expenses to average net assets	0.45%	0.45%	0.46%	0.51%(d)
Ratio of net investment income to average net assets	2.38%	2.73%	3.22%	3.57%(d)
Portfolio turnover rate(e)	31%	69%	76%	82%
(a)
Commenced operations on April 20, 2018.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
92

Appendix B

	Goldman Sachs Local Emerging Markets Debt Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data
Net asset value, beginning of period	$5.55	$4.97	$5.74	$6.75
Net investment income(b)	0.21	0.22	0.26	0.31
Net realized and unrealized gain (loss)	(0.55)	0.58	(0.78)	(1.03)
Total from investment operations	(0.34)	0.80	(0.52)	(0.72)
Distributions to shareholders from net investment income	(0.22)	—	—(c)	—
Distributions to shareholders from return of capital	—	(0.22)	(0.25)	(0.29)
Total distributions	(0.22)	(0.22)	(0.25)	(0.29)
Net asset value, end of period	$4.99	$5.55	$4.97	$5.74
Total return(d)	(6.42)%	16.27%	(9.82)%	(10.66)%
Net assets, end of period (in 000s)	$20,864	$29,194	$30,957	$52,263
Ratio of net expenses to average net assets	0.91%	0.90%	0.92%	0.90%(e)
Ratio of total expenses to average net assets	1.41%	1.50%	1.28%	1.24%(e)
Ratio of net investment income to average net assets	3.73%	3.87%	4.48%	5.75%(e)
Portfolio turnover rate(f)	123%	111%	84%	117%
(a)
Commenced operations on April 20, 2018.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Rounds to less than $0.005 per share.
(d)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)
Annualized.
(f)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
93

	Goldman Sachs U.S. Mortgages Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data
Net asset value, beginning of period	$10.58	$10.58	$10.32	$10.16
Net investment income(b)	0.02	0.14	0.23	0.28
Net realized and unrealized gain (loss)	(0.57)	0.17	0.36	0.18
Total from investment operations	(0.55)	0.31	0.59	0.46
Distributions to shareholders from net investment income	(0.13)	(0.31)	(0.32)	(0.30)
Distributions to shareholders from return of capital	(0.01)	—	(0.01)	—
Total distributions	(0.14)	(0.31)	(0.33)	(0.30)
Net asset value, end of period	$9.89	$10.58	$10.58	$10.32
Total return(c)	(5.23)%	2.89%	5.77%	4.57%
Net assets, end of period (in 000s)	$4,471	$12,382	$4,971	$8,575
Ratio of net expenses to average net assets	0.43%	0.44%	0.44%	0.44%(d)
Ratio of total expenses to average net assets	0.50%	0.46%	0.49%	0.52%(d)
Ratio of net investment income to average net assets	0.17%	1.30%	2.17%	2.89%(d)
Portfolio turnover rate(e)	1,242%	1,027%	1,233%	963%
(a)
Commenced operations on April 20, 2018.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
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Single Sector Fixed Income Funds Prospectus (Class P Shares)

FOR MORE INFORMATION
Annual/Semi-Annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.
Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).
The Fund’s annual and semi-annual reports and SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: www.gsam.com/content/gsam/us/en/advisors/fund-center/summary-prospectuses.html.
From time to time, certain announcements and other information regarding the Fund may be found at
http://www.gsamfunds.com/announcements-ind for individual investors or http://www.gsamfunds.com/announcements for advisers.
To obtain other information and for shareholder inquiries:

◼ By telephone:	1-800-621-2550
◼ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606
◼ On the Internet:	SEC EDGAR database – http://www.sec.gov
Other information about the Fund is available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Fund's investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman Sachs & Co. LLC
SSFIPRO-22P

Prospectus
July 29, 2022

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

THE SECURITIES AND EXCHANGE COMMISSION AND COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND
INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

◼
Goldman Sachs Bond Fund
◼
Class A Shares: GSFAX
◼
Class C Shares: GSFCX
◼
Institutional Shares: GSNIX
◼
Service Shares: GSNSX
◼
Investor Shares: GSNTX
◼
Class R Shares: GSNRX
◼
Class R6 Shares: GSFUX
◼
Goldman Sachs Core Fixed Income Fund
◼
Class A Shares: GCFIX
◼
Class C Shares: GCFCX
◼
Institutional Shares: GSFIX
◼
Service Shares: GSCSX
◼
Investor Shares: GDFTX
◼
Class R Shares: GDFRX
◼
Class R6 Shares: GCFUX
◼
Goldman Sachs Global Core Fixed Income Fund
◼
Class A Shares: GSGIX
◼
Class C Shares: GSLCX
◼
Institutional Shares: GSGLX
◼
Service Shares: GGISX
◼
Investor Shares: GBIRX
◼
Class R6 Shares: GBIUX
◼
Goldman Sachs Income Fund
◼
Class A Shares: GSCHX
◼
Class C Shares: GSCJX
◼
Institutional Shares: GSNCX
◼
Investor Shares: GSCMX
◼
Class R Shares: GSCNX
◼
Class R6 Shares: GSCRX
◼
Goldman Sachs Strategic Income Fund
◼
Class A Shares: GSZAX
◼
Class C Shares: GSZCX
◼
Institutional Shares: GSZIX
◼
Investor Shares: GZIRX
◼
Class R Shares: GSZRX
◼
Class R6 Shares: GSZUX

Goldman Sachs Bond Fund—Summary
Investment Objective
The Goldman Sachs Bond Fund (the “Fund”)  seeks a total return consisting of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 68 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 131 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-188 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Management Fees	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%	0.41%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	0.25%	None	0.50%	None
Other Expenses	0.30%	0.55%	0.22%	0.47%	0.30%	0.30%	0.21%
Service Fees	None	0.25%	None	None	None	None	None
Shareholder Administration Fees	None	None	None	0.25%	None	None	None
All Other Expenses	0.30%	0.30%	0.22%	0.22%	0.30%	0.30%	0.21%
Total Annual Fund Operating Expenses	0.96%	1.71%	0.63%	1.13%	0.71%	1.21%	0.62%
Expense Limitation[2]	(0.18%)	(0.18%)	(0.18%)	(0.18%)	(0.18%)	(0.18%)	(0.18%)
Total Annual Fund Operating Expenses After Expense Limitation	0.78%	1.53%	0.45%	0.95%	0.53%	1.03%	0.44%
1
A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on Class C Shares redeemed within 12 months of purchase.
2
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service and shareholder administration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets through at least July 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Service, Investor, Class R and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Service, Investor, Class R and/or Class R6 Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return
1

each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$452	$652	$869	$1,493
Class C Shares	$256	$521	$911	$2,004
Institutional Shares	$46	$184	$333	$769
Service Shares	$97	$341	$605	$1,359
Investor Shares	$54	$209	$377	$866
Class R Shares	$105	$366	$648	$1,450
Class R6 Shares	$45	$180	$328	$757

Class C Shares – Assuming no redemption	$156	$521	$911	$2,004

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 627% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in bonds and other fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”), corporate debt securities, privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage-Backed Securities” and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed Securities”), asset-backed securities (including collateralized loan obligations), high yield non-investment grade securities (securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable credit quality). The Fund may also invest in custodial receipts, fixed income securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) (“Municipal Securities”) and convertible securities. The Fund may also engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in derivatives, including (but not limited to) forwards, interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. The Fund may invest in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar. The Fund may invest up to 15% of its total assets measured at the time of purchase (“Total Assets”) in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”). The Fund may also purchase securities of issuers in default.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund may utilize short positions to implement macro views on securities valuations, long term views on relative value or short term views on security mispricings, as well as any other views the Investment Adviser deems appropriate. For example, the Fund may enter into a TBA agreement to sell an Agency Mortgage-Backed Security that it believes will underperform. The Fund will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale.
Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.
2

The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund’s investments in non-investment grade securities (i.e., junk bonds) will not exceed 25% of its Total Assets at the time of purchase. Otherwise, the Fund invests in fixed income securities rated at least BBB– or Baa3 at the time of purchase. Securities will either be rated by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable credit quality.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Aggregate Bond Index (the “Index”), plus or minus 2.5 years, and over the last five years ended June 30, 2022, the duration of the Index has ranged between 5.69 and 6.78 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Investment Adviser employs a fundamental investment process that may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
The Fund’s benchmark index is the Bloomberg U.S. Aggregate Bond Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Collateralized Loan Obligations Risk.  The Fund may invest in collateralized loan obligations ("CLOs") and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of  forwards, interest rate futures, interest rate swaps, credit default swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities
3

issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the yield and liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Non-Investment Grade Fixed Income Securities Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover may involve correspondingly greater expenses  which must be borne by the Fund and its shareholders, and is also  likely to result in short-term capital gains taxable to shareholders.
4

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
Short Position Risk. The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (INSTITUTIONAL)

	Returns	Quarter ended
Year-to-Date Return	-12.57%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	7.03%	June 30, 2020
Worst Quarter Return	-4.40%	March 31, 2021

5

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	5 Years	10 Years	Inception Date
Class A Shares				11/30/2006
Returns Before Taxes	-6.23%	3.04%	3.20%
Returns After Taxes on Distributions	-6.98%	1.99%	1.97%
Returns After Taxes on Distributions and Sale of Fund Shares	-3.69%	1.91%	1.96%
Class C Shares				11/30/2006
Returns Before Taxes	-4.21%	3.05%	2.82%*
Institutional Shares				11/30/2006
Returns Before Taxes	-2.18%	4.17%	3.95%
Service Shares				6/20/2007
Returns Before Taxes	-2.76%	3.66%	3.44%
Investor Shares				11/30/2007
Returns Before Taxes	-2.37%	4.07%	3.85%
Class R Shares				11/30/2007
Returns	-2.84%	3.57%	3.34%
Class R6 Shares				7/31/2015
Returns Before Taxes	-2.27%	4.13%	3.93%**
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	-1.54%	3.57%	2.90%
*
Class C Shares automatically convert into Class A Shares eight years after the purchase date. The 10-Year performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.
**
Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Service, Investor and Class R6 Shares, and returns for Class R Shares (which are offered exclusively to employee benefit plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Manager: Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, has managed the Fund since 2019.
Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors or certain wrap account sponsors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor, Class R and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Class R or Class R6 shareholders.
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Intermediary (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
For important tax information, please see “Tax Information” on page 38 of the Prospectus.
6

Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 38 of the Prospectus.
7

Goldman Sachs Core Fixed Income Fund—Summary
Investment Objective
The Goldman Sachs Core Fixed Income Fund (the “Fund”)  seeks a total return consisting of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 68 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 131 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-188 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Management Fees	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	0.25%	None	0.50%	None
Other Expenses	0.17%	0.42%	0.09%	0.34%	0.17%	0.17%	0.08%
Service Fees	None	0.25%	None	None	None	None	None
Shareholder Administration Fees	None	None	None	0.25%	None	None	None
All Other Expenses	0.17%	0.17%	0.09%	0.09%	0.17%	0.17%	0.08%
Total Annual Fund Operating Expenses	0.80%	1.55%	0.47%	0.97%	0.55%	1.05%	0.46%
Fee Waiver and Expense Limitation[2]	(0.09%)	(0.09%)	(0.09%)	(0.09%)	(0.09%)	(0.09%)	(0.09%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.71%	1.46%	0.38%	0.88%	0.46%	0.96%	0.37%
1
A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on Class C Shares redeemed within 12 months of purchase.
2
The Investment Adviser has agreed to (i) waive a portion of the management fee in order to achieve an effective net management fee rate of 0.33% as an annual percentage rate of average daily net assets of the Fund; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service and shareholder administration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.014% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Service, Investor, Class R and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Service, Investor, Class R and/or Class R6 Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return
8

each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$445	$612	$794	$1,320
Class C Shares	$249	$481	$836	$1,838
Institutional Shares	$39	$142	$254	$583
Service Shares	$90	$300	$528	$1,182
Investor Shares	$47	$167	$298	$681
Class R Shares	$98	$325	$571	$1,274
Class R6 Shares	$38	$139	$249	$570

Class C Shares – Assuming no redemption	$149	$481	$836	$1,838

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 489% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”), corporate debt securities, privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage-Backed Securities” and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed Securities”) and asset-backed securities (including collateralized loan obligations). The Fund may also invest in custodial receipts, fixed income securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) (“Municipal Securities”) and convertible securities.
The Fund may also engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund may utilize short positions to implement macro views on securities valuations, long term views on relative value or short term views on security mispricings, as well as any other views the Investment Adviser deems appropriate. For example, the Fund may enter into a TBA agreement to sell an Agency Mortgage-Backed Security that it believes will underperform. The Fund will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
9

The Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets measured at the time of purchase (“Total Assets”), and 10% of the Fund’s Total Assets may be invested in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”). Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s Total Assets.
The Fund may invest in fixed income securities rated at least BBB– or Baa3 at the time of purchase. Securities will either be rated by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable credit quality.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Aggregate Bond Index (the “Index”) plus or minus one year, and over the last five years ended June 30, 2022, the duration of the Index has ranged between 5.69 and 6.78 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
“Core” in the Fund’s name means that the Fund focuses its investments in intermediate and long-term investment grade bonds.
The Investment Adviser employs a fundamental investment process that may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
The Fund’s benchmark index is the Bloomberg U.S. Aggregate Bond Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Collateralized Loan Obligations Risk.  The Fund may invest in collateralized loan obligations ("CLOs") and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities or instruments may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising.
Derivatives Risk. The Fund's use of forwards, interest rate futures, interest rate swaps, credit default swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or
10

custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the yield and liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover may involve correspondingly greater expenses  which must be borne by the Fund and its shareholders, and also may result in short-term capital gains taxable to shareholders.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
11

Short Position Risk. The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (INSTITUTIONAL)

	Returns	Quarter ended
Year-to-Date Return	-11.56%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	5.64%	June 30, 2020
Worst Quarter Return	-3.87%	March 31, 2021

12

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	5 Years	10 Years	Inception Date
Class A Shares				5/1/1997
Returns Before Taxes	-5.80%	2.91%	2.66%
Returns After Taxes on Distributions	-6.40%	1.78%	1.62%
Returns After Taxes on Distributions and Sale of Fund Shares	-3.43%	1.75%	1.59%
Class C Shares				8/15/1997
Returns Before Taxes	-3.79%	2.93%	2.29%*
Institutional Shares				1/5/1994
Returns Before Taxes	-1.77%	4.05%	3.40%
Service Shares				3/13/1996
Returns Before Taxes	-2.26%	3.51%	2.88%
Investor Shares				11/30/2007
Returns Before Taxes	-1.86%	3.95%	3.30%
Class R Shares				11/30/2007
Returns	-2.26%	3.43%	2.79%
Class R6 Shares				7/31/2015
Returns Before Taxes	-1.76%	4.08%	3.42%**
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	-1.54%	3.57%	2.90%
*
Class C Shares automatically convert into Class A Shares eight years after the purchase date. The 10-Year performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.
**
Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Service, Investor and Class R6 Shares, and returns for Class R Shares (which are offered exclusively to employee benefit plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Manager:  Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, has managed the Fund since 2019.
Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors or certain wrap account sponsors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor, Class R and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Class R or Class R6 shareholders.
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Intermediary (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
For important tax information, please see “Tax Information” on page 38 of the Prospectus.
13

Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 38 of the Prospectus.
14

Goldman Sachs Global Core Fixed Income Fund—Summary
Investment Objective
The Goldman Sachs Global Core Fixed Income Fund (the “Fund”)  seeks a total return consisting of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 68 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 131 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-188 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Service	Investor	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Service	Investor	Class R6
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	0.25%	None	None
Other Expenses	0.27%	0.52%	0.19%	0.44%	0.27%	0.18%
Service Fees	None	0.25%	None	None	None	None
Shareholder Administration Fees	None	None	None	0.25%	None	None
All Other Expenses	0.27%	0.27%	0.19%	0.19%	0.27%	0.18%
Total Annual Fund Operating Expenses	1.17%	1.92%	0.84%	1.34%	0.92%	0.83%
Fee Waiver and Expense Limitation[2]	(0.25%)	(0.25%)	(0.23%)	(0.23%)	(0.25%)	(0.23%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.92%	1.67%	0.61%	1.11%	0.67%	0.60%
1
A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on Class C Shares redeemed within 12 months of purchase.
2
The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.56% as an annual percentage rate of average daily net assets of the Fund; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service and shareholder administration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. Additionally, Goldman Sachs & Co. LLC (“Goldman Sachs”), the Fund’s transfer agent, has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.02% as an annual percentage of the average daily net assets attributable to Class A, Class C and Investor Shares. These arrangements will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser and Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Service, Investor and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Service, Investor and/or Class R6 Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that
15

the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$465	$709	$971	$1,721
Class C Shares	$270	$579	$1,014	$2,223
Institutional Shares	$62	$245	$443	$1,016
Service Shares	$113	$402	$712	$1,593
Investor Shares	$68	$268	$485	$1,108
Class R6 Shares	$61	$242	$438	$1,004

Class C Shares – Assuming no redemption	$170	$579	$1,014	$2,223

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 461% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a portfolio of fixed income securities of U.S. and foreign issuers. Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. dollar. The Fund also enters into transactions in foreign currencies, typically through the use of forward contracts and swap contracts. The Fund may also engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in derivatives, including (but not limited to) forwards, interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. Under normal market conditions, the Fund will:
◼
Have at least 30% of its Net Assets, after considering the effect of currency positions, denominated in U.S. dollars
◼
Have investments economically tied to at least three countries, including the United States
◼
Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations
The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers economically tied to each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund’s total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”) up to the weight of emerging countries debt in the Fund’s benchmark index plus 10% of its total assets measured at the time of purchase (“Total Assets”).
The fixed income securities in which the Fund may invest include:
◼
Securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”), and custodial receipts therefor
◼
Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities
◼
Corporate debt securities
◼
Certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion
◼
Commercial paper
◼
Privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage- Backed Securities” and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed Securities”) and asset-backed securities (including collateralized loan obligations)
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in
16

which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund may invest in fixed income securities rated at least BBB– or Baa3 at the time of purchase, and at least 25% of the Fund’s Total Assets will be invested in fixed income securities rated at least AAA or Aaa at the time of purchase. Securities will either be rated by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable credit quality.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg Global Aggregate Bond (Gross, USD, Hedged) Index (the “Index”), plus or minus 2.5 years, and over the last five years ended June 30, 2022, the duration of the Index has ranged between 6.96 and 7.59 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price. Subject to the above, there are no limits on the length of remaining maturities of securities held by the Fund. The approximate interest rate sensitivity of the Fund is generally comparable to that of a 6 year bond.
“Core” in the Fund’s name means that the Fund focuses its investments in intermediate and long-term investment grade bonds.
The Investment Adviser employs a fundamental investment process that may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
The Fund seeks a return in excess of its benchmark index, the Bloomberg Global Aggregate Bond Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Collateralized Loan Obligations Risk.  The Fund may invest in collateralized loan obligations ("CLOs") and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Credit/Default Risk. An issuer or guarantor of fixed income securities  or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities  or instruments may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising.
Derivatives Risk. The Fund's use of forwards, interest rate futures, interest rate swaps, credit default swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
17

Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the yield and liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover may involve correspondingly greater expenses  which must be borne by the Fund and its shareholders, and also may result in short-term capital gains taxable to shareholders.
18

Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
Sovereign Default Risk.  An issuer of non-U.S. sovereign debt, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of borrowing rates, foreign debt or foreign currency exchange rates.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Service, Investor and Class R6 Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (INSTITUTIONAL)

	Returns	Quarter ended
Year-to-Date Return	-10.58%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	5.53%	June 30, 2020
Worst Quarter Return	-3.38%	March 31, 2021

19

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	5 Years	10 Years	Inception Date
Class A Shares				8/2/1991
Returns Before Taxes	-6.29%	2.59%	3.04%
Returns After Taxes on Distributions	-6.74%	1.83%	1.72%
Returns After Taxes on Distributions and Sale of Fund Shares	-3.68%	1.81%	1.84%
Class C Shares				8/15/1997
Returns Before Taxes	-4.32%	2.60%	2.67%*
Institutional Shares				8/1/1995
Returns Before Taxes	-2.31%	3.67%	3.77%
Service Shares				3/12/1997
Returns Before Taxes	-2.82%	3.17%	3.22%
Investor Shares				7/30/2010
Returns Before Taxes	-2.37%	3.60%	3.68%
Class R6 Shares				7/31/2015
Returns Before Taxes	-2.30%	3.26%	3.56%**
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged) (reflects no deduction for fees or expenses)	-1.39%	3.39%	3.48%
*
Class C Shares automatically convert into Class A Shares eight years after the purchase date. The 10-Year performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.
**
Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Service, Investor and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management International is the investment adviser for the Fund (the “Investment Adviser” or “GSAMI”).
Portfolio Managers:  Simon Dangoor, Managing Director, Head of Macro Rates Investing, has managed the Fund since 2019; and Sophia Ferguson, Vice President, has managed the Fund since 2022.
Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors or certain wrap account sponsors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor or Class R6 shareholders.
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Intermediary (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
For important tax information, please see “Tax Information” on page 38 of the Prospectus.
20

Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 38 of the Prospectus.
21

Goldman Sachs Income Fund—Summary
Investment Objective
The Goldman Sachs Income Fund (the “Fund”)  seeks a high level of current income, and secondarily, capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 68 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 131 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-188 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Investor	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Investor	Class R	Class R6
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None	0.50%	None
Other Expenses	0.51%	0.76%	0.43%	0.51%	0.51%	0.42%
Service Fees	None	0.25%	None	None	None	None
All Other Expenses	0.51%	0.51%	0.43%	0.51%	0.51%	0.42%
Total Annual Fund Operating Expenses	1.31%	2.06%	0.98%	1.06%	1.56%	0.97%
Expense Limitation[2]	(0.34%)	(0.34%)	(0.34%)	(0.34%)	(0.34%)	(0.34%)
Total Annual Fund Operating Expenses After Expense Limitation	0.97%	1.72%	0.64%	0.72%	1.22%	0.63%
1
A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on Class C Shares redeemed within 12 months of purchase.
2
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.054% of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
22

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Investor, Class R and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Investor, Class R and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$470	$742	$1,035	$1,866
Class C Shares	$275	$613	$1,077	$2,363
Institutional Shares	$65	$278	$509	$1,170
Investor Shares	$74	$303	$552	$1,263
Class R Shares	$124	$459	$818	$1,828
Class R6 Shares	$64	$275	$503	$1,159

Class C Shares – Assuming no redemption	$175	$613	$1,077	$2,363

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 139% of the average value of its portfolio.
Principal Strategy
The Fund invests in a multi-sector portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments of varying maturities. The Fund’s investment sectors include, but are not limited to: (a) government securities, (b) corporate debt securities, (c) commercial and residential mortgage-backed securities, (d) asset-backed securities (including collateralized loan obligations (“CLOs”)) and (e) emerging countries debt denominated in both U.S. dollars and foreign currencies. The Fund may not have exposure to all of these investment sectors, and the Fund’s exposure to any one investment sector may vary over time.
Under normal circumstances, the Fund may invest in U.S. Government securities (such as U.S. Treasury securities or Treasury inflation protected securities and including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”)), non-U.S. sovereign debt, agency securities, corporate debt securities, privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage-Backed Securities” and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed Securities”), asset-backed securities (including CLOs), custodial receipts, municipal securities, loan participations and loan assignments and convertible securities. The Fund’s investments in loan participations and loan assignments may include, but are not limited to: (a) senior secured floating rate and fixed rate loans or debt (“Senior Loans”), (b) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”) and (c) other types of secured or unsecured loans with fixed, floating or variable interest rates. The Fund may invest in fixed income securities of any maturity.
Non-investment grade fixed income securities are securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality.
The Fund may invest up to 35% of its total assets measured at the time of purchase (“Total Assets”) in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”). Such investments may include sovereign debt issued by emerging countries that have sovereign ratings below investment grade or that are unrated. The Fund’s investments may be denominated in currencies other than the U.S. dollar.
The Fund may invest up to 10% of its Total Assets in privately issued corporate debt securities and other obligations issued by private companies, including privately issued credit obligations and related instruments, and up to an additional 10% of its Total Assets in equity investments, including preferred securities and dividend paying common stocks.
The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in other derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate, interest rate or index. The Fund’s investments in derivatives may include, in addition to forward foreign currency exchange contracts, futures contracts (including interest rate futures and treasury and sovereign bond futures), options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility, interest rate and currency swaps), and other forward contracts. The Fund may use derivatives instead of buying and selling bonds to manage duration, to gain exposure or to short individual securities or to gain exposure to a credit or asset backed index. The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed
23

Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency mortgage-backed securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund will benefit to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The Fund uses short positions and derivatives for both investment and hedging purposes.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund’s target average duration range under normal interest rate conditions is expected to be between 0 and 8 years, and over the last five years ended June 30, 2022, the duration of the Bloomberg U.S. Aggregate Bond Index has ranged between 5.69 and 6.78 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%.
Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Investment Adviser employs a fundamental investment process that may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
The Fund’s benchmark index is the Bloomberg U.S. Aggregate Bond Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Collateralized Loan Obligations Risk.  The Fund may invest in collateralized loan obligations ("CLOs") and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of options, futures, forwards, swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the
24

underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the London Interbank Offered Rate (“LIBOR”) or Secured Overnight Financing Rate (“SOFR”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
LIBOR is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations. At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023.
The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.
SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the yield and liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund
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may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund  may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender or counterparty (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund , may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund  may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund's  redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Municipal Securities Risk.  Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and
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utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.
Non-Hedging Foreign Currency Trading Risk.  The Fund may engage in forward foreign currency transactions for hedging and non-hedging purposes. The Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Fund. Some of these transactions may also be subject to interest rate risk.
Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
Short Position Risk. The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited.
Sovereign Default Risk.  An issuer of non-U.S. sovereign debt, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of borrowing rates, foreign debt or foreign currency exchange rates.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to Class A Shares. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
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CALENDAR YEAR (CLASS A)

	Returns	Quarter ended
Year-to-Date Return	-14.39%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	12.58%	June 30, 2020
Worst Quarter Return	-11.16%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Class A Shares			12/3/2019
Returns Before Taxes	-2.73%	3.38%
Returns After Taxes on Distributions	-4.35%	1.23%
Returns After Taxes on Distributions and Sale of Fund Shares	-1.62%	1.48%
Class C Shares			12/3/2019
Returns Before Taxes	-0.72%	4.52%*
Institutional Shares			12/3/2019
Returns Before Taxes	1.37%	5.66%
Investor Shares			12/3/2019
Returns Before Taxes	1.29%	5.57%
Class R Shares			12/3/2019
Returns	0.79%	5.05%
Class R6 Shares			12/3/2019
Returns Before Taxes	1.38%	5.67%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees or expenses)	-1.54%	2.58%
*
Class C Shares automatically convert into Class A Shares eight years after the purchase date. The since inception performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.
The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Investor and Class R6 Shares, and returns for Class R Shares(which are offered exclusively to employee benefit plans),  will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, has managed the Fund since 2019; Ron Arons, Managing Director, has managed the Fund since 2019; and Aakash Thombre, Vice President, has managed the Fund since 2020.
Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors or certain wrap account sponsors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial
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purchases of Investor, Class R and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Class R or Class R6 shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
For important tax information, please see “Tax Information” on page 38 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 38 of the Prospectus.
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Goldman Sachs Strategic Income Fund—Summary
Investment Objective
The Goldman Sachs Strategic Income Fund (the “Fund”)  seeks total return comprised of income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 68 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 131 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-188 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Investor	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Investor	Class R	Class R6
Management Fees	0.60%	0.60%	0.60%	0.60%	0.60%	0.60%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None	0.50%	None
Other Expenses	0.22%	0.47%	0.14%	0.22%	0.22%	0.13%
Service Fees	None	0.25%	None	None	None	None
All Other Expenses	0.22%	0.22%	0.14%	0.22%	0.22%	0.13%
Acquired Fund Fees and Expenses	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses[2]	1.09%	1.84%	0.76%	0.84%	1.34%	0.75%
Expense Limitation[3]	(0.06%)	(0.06%)	(0.06%)	(0.06%)	(0.06%)	(0.06%)
Total Annual Fund Operating Expenses After Expense Limitation[2]	1.03%	1.78%	0.70%	0.78%	1.28%	0.69%
1
A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on Class C Shares redeemed within 12 months of purchase.
2
The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Expense Limitation” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
3
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.054% of the Fund’s average daily net assets through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
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The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Investor, Class R and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Investor, Class R and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$476	$703	$948	$1,649
Class C Shares	$281	$573	$990	$2,154
Institutional Shares	$72	$237	$416	$937
Investor Shares	$80	$262	$460	$1,032
Class R Shares	$130	$419	$728	$1,607
Class R6 Shares	$70	$234	$411	$925

Class C Shares – Assuming no redemption	$181	$573	$990	$2,154

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 416% of the average value of its portfolio.
Principal Strategy
The Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. Government securities (such as U.S. Treasury securities or Treasury inflation protected securities and including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”)), non-U.S. sovereign debt, agency securities, corporate debt securities, privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage-Backed Securities” and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed Securities”), asset-backed securities (including collateralized loan obligations (“CLOs”)), custodial receipts, municipal securities, loan participations and loan assignments and convertible securities. The Fund’s investments in loan participations and loan assignments may include, but are not limited to: (a) senior secured floating rate and fixed rate loans or debt (“Senior Loans”), (b) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”) and (c) other types of secured or unsecured loans with fixed, floating or variable interest rates. The Fund may invest in fixed income securities of any maturity.
Non-investment grade fixed income securities are securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality.
The Fund may invest in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”). Such investments may include sovereign debt issued by emerging countries that have sovereign ratings below investment grade or that are unrated. There is no limitation to the amount the Fund invests in non-investment grade or emerging market securities. From time to time, the Fund may also invest in preferred stock. The Fund’s investments may be denominated in currencies other than the U.S. dollar.
The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in other derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate, interest rate or index. The Fund’s investments in derivatives may include, in addition to forward foreign currency exchange contracts, futures contracts (including interest rate futures and treasury and sovereign bond futures), options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility, interest rate and currency swaps), and other forward contracts. The Fund may use derivatives instead of buying and selling bonds to manage duration, to gain exposure or to short individual securities or to gain exposure to a credit or asset backed index. The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund may utilize short positions to
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implement macro views on securities valuations, long term views on relative value or short term views on security mispricings, as well as any other views the Investment Adviser deems appropriate. For example, the Fund may enter into a TBA agreement to sell an Agency Mortgage-Backed Security that it believes will underperform. The Fund will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
“Strategic” in the Fund’s name means that the Fund seeks both current income and capital appreciation as elements of total return. The Fund attempts to exploit pricing anomalies throughout the global fixed income and currency markets. Additionally, the Fund uses short positions and derivatives for both investment and hedging purposes. The Fund may sell investments that the portfolio managers believe are no longer favorable with regard to these factors.
The Investment Adviser employs a fundamental investment process that may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
The Fund’s benchmark index is the ICE BofAML Three-Month U.S. Treasury Bill Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. The Investment Adviser will not manage the investment program of the Fund by reference to a benchmark index (i.e., unconstrained). By removing benchmark constraints, the Fund is able to invest across the global fixed income spectrum without sector, quality, maturity or market capitalization limitations, including in asset classes in which more traditional or benchmark-constrained fixed income funds do not typically invest (or do not invest to such an extent). Due to this flexible strategy, the Fund’s risk exposure, as well as the degree to which any particular risk impacts the Fund, may vary over time based on the then existing market, economic and investment conditions. The Fund may underperform traditional fixed income indices. There can be no assurance that the discretionary element of the investment processes of the Investment Adviser will be exercised in a manner that is successful or that is not adverse to the Fund, or that the Fund will outperform more traditional or benchmark-constrained fixed income funds. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund’s principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Collateralized Loan Obligations Risk.  The Fund may invest in collateralized loan obligations ("CLOs") and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of options, futures, forwards, swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the
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underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the London Interbank Offered Rate (“LIBOR”) or Secured Overnight Financing Rate (“SOFR”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
LIBOR is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations. At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023.
The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.
SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the yield and liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund
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may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund  may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender or counterparty (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund , may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund  may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund's  redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Municipal Securities Risk.  Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and
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utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.
Non-Hedging Foreign Currency Trading Risk.  The Fund may engage in forward foreign currency transactions for hedging and non-hedging purposes. The Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Fund. Some of these transactions may also be subject to interest rate risk.
Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover may involve correspondingly greater expenses  which must be borne by the Fund and its shareholders, and is also  likely to result in short-term capital gains taxable to shareholders.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
Short Position Risk. The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited.
Sovereign Default Risk.  An issuer of non-U.S. sovereign debt, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of borrowing rates, foreign debt or foreign currency exchange rates.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
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CALENDAR YEAR (INSTITUTIONAL)

	Returns	Quarter ended
Year-to-Date Return	-6.06%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	9.59%	June 30, 2020
Worst Quarter Return	-7.53%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	5 Years	10 Years	Inception Date
Class A Shares				6/30/2010
Returns Before Taxes	-5.26%	1.20%	2.35%
Returns After Taxes on Distributions	-6.04%	0.34%	1.26%
Returns After Taxes on Distributions and Sale of Fund Shares	-3.11%	0.54%	1.33%
Class C Shares				6/30/2010
Returns Before Taxes	-3.13%	1.26%	2.00%*
Institutional Shares				6/30/2010
Returns Before Taxes	-1.17%	2.33%	3.09%
Investor Shares				6/30/2010
Returns Before Taxes	-1.24%	2.26%	3.02%
Class R Shares				6/30/2010
Returns	-1.79%	1.73%	2.50%
Class R6 Shares				7/31/2015
Returns Before Taxes	-1.26%	2.31%	3.09%**
ICE BofAML Three-Month U.S. Treasury Bill Index (reflects no deduction for fees or expenses)	0.05%	1.14%	0.63%
*
Class C Shares automatically convert into Class A Shares eight years after the purchase date. The 10-Year performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.
**
Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Investor and Class R6 Shares, and returns for Class R Shares (which are offered exclusively to employee benefit plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Manager: Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, has managed the Fund since 2019.
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Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors or certain wrap account sponsors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor, Class R and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Class R or Class R6 shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
For important tax information, please see “Tax Information” on page 38 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 38 of the Prospectus.
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Multi Sector Fixed Income Funds –
Additional Summary Information

Tax Information
The Funds' distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.
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Investment Management Approach

INVESTMENT OBJECTIVEs
The Bond, Core Fixed Income, and Global Core Fixed Income Funds seek a total return consisting of capital appreciation and income. The Income Fund seeks a high level of current income, and secondarily, capital appreciation. The Strategic Income Fund seeks total return comprised of income and capital appreciation. Each Fund’s investment objective may be changed without shareholder approval upon 60 days’ notice.
PRINCIPAL INVESTMENT STRATEGIES
Bond Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in bonds and other fixed income securities, including U.S. Government Securities, including Agency Mortgage-Backed Securities, corporate debt securities, Private Mortgage-Backed Securities, asset-backed securities (including collateralized loan obligations (“CLOs”)), high yield non-investment grade securities (securities rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality). The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. Shareholders will be provided with sixty days notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.
The Fund may also engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in derivatives, including (but not limited to) forwards, interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. The Fund may invest in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar. The Fund may invest up to 15% of its Total Assets in emerging countries debt. The Fund may purchase securities of issuers in default.
The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund may utilize short positions to implement macro views on securities valuations, long term views on relative value or short term views on security mispricings, as well as any other views the Investment Adviser deems appropriate. For example, the Fund may enter into a TBA agreement to sell an Agency TBA Mortgage-Backed Security that it believes will underperform. The Fund will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund’s investments in non-investment grade securities (i.e., junk bonds) will not exceed 25% of its Total Assets at the time of purchase. Otherwise, the Fund invests in fixed income securities rated at least BBB– or Baa3 by at least one NRSRO at the time of purchase (or, if unrated, determined by the Investment Adviser to be of comparable credit quality).
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Aggregate Bond Index (the “Index”) plus or minus 2.5 years, and over the last five years ended June 30, 2022, the duration of the Index has ranged between 5.69 and 6.78 years.
The Fund’s benchmark index is the Bloomberg U.S. Aggregate Bond Index. The Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities (including CLOs).
39

Core Fixed Income Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed income securities, including U.S. Government Securities, including Agency Mortgage-Backed Securities, corporate debt securities, Private Mortgage-Backed Securities and asset-backed securities (including CLOs). The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.
The Fund may also engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices.
The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund may utilize short positions to implement macro views on securities valuations, long term views on relative value or short term views on security mispricings, as well as any other views the Investment Adviser deems appropriate. For example, the Fund may enter into a TBA agreement to sell an Agency TBA Mortgage-Backed Security that it believes will underperform. The Fund will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its Total Assets, and 10% of the Fund’s Total Assets may be invested in emerging countries debt. Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s Total Assets.
The Fund may invest in fixed income securities rated at least BBB– or Baa3 at the time of purchase. Securities will either be rated by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable credit quality.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Aggregate Bond Index (the “Index”) plus or minus one year, and over the last five years ended June 30, 2022, the duration of the Index has ranged between 5.69 and 6.78 years.
“Core” in the Fund’s name means that the Fund focuses its investments in intermediate and long-term investment grade bonds.
The Fund’s benchmark index is the Bloomberg U.S. Aggregate Bond Index. The Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities (including CLOs).
Global Core Fixed Income Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in a portfolio of fixed income securities of U.S. and foreign issuers (foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. dollar). Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. The Fund also enters into transactions in foreign currencies, typically through the use of forward contracts and swap contracts. The Fund may also engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in derivatives, including (but not limited to) forwards, interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. Under normal market conditions, the Fund will:
◼
Have at least 30% of its Net Assets, after considering the effect of currency positions, denominated in U.S. dollars
◼
Have investments economically tied to at least three countries, including the United States
◼
Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations
40

Investment Management Approach
In determining whether an issuer is economically tied to a particular country, the Investment Adviser will consider whether the issuer:
◼
Has a class of securities whose principal securities market is in that country;
◼
Has its principal office in that country;
◼
Derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in that country;
◼
Maintains 50% or more of its assets in that country; or
◼
Is otherwise determined to be economically tied to that country by the Investment Adviser in its discretion. For example, the Investment Adviser may use the classifications assigned by third parties, including an issuer’s “country of risk” as determined by Bloomberg or the classifications assigned to an issuer by the Fund’s benchmark index provider. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency. Although the Investment Adviser may rely on these classifications, it is not required to do so.
The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers economically tied to each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund’s total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest in emerging countries debt up to the weight of emerging countries debt in the Fund’s benchmark index plus 10% of its Total Assets.
The fixed income securities in which the Fund may invest include:
◼
U.S. Government Securities, including Agency Mortgage-Backed Securities and custodial receipts therefor
◼
Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities
◼
Corporate debt securities
◼
Certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion
◼
Commercial paper
◼
Mortgage-Backed Securities and asset-backed securities (including CLOs)
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund may invest in fixed income securities rated at least BBB– or Baa3 at the time of purchase, and at least 25% of the Fund’s Total Assets will be invested in fixed income securities rated at least AAA or Aaa at the time of purchase. Securities will either be rated by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable credit quality.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg Global Aggregate Index (Gross, USD, Hedged) plus or minus 2.5 years, and over the last five years ended June 30, 2022, the duration of the index has ranged between 6.96 and 7.59 years. Subject to the above, there are no limits on the length of remaining maturities of securities held by the Fund. The approximate interest rate sensitivity of the Fund is generally comparable to that of a 6 year bond.
“Core” in the Fund’s name means that the Fund focuses its investments in intermediate and long-term investment grade bonds.
The Fund seeks a return in excess of its benchmark index, the Bloomberg Global Aggregate Bond Index. The Bloomberg Global Aggregate Index, an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities.
Income Fund
The Fund invests in a multi-sector portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments of varying maturities. The Fund’s investment sectors include, but are not limited to: (a) government securities, (b) corporate debt securities, (c) commercial and residential mortgage-backed securities, (d) asset-backed securities (including CLOs) and (e) emerging countries debt denominated in both U.S. dollars and foreign currencies. The Fund may not have exposure to all of these investment sectors, and the Fund’s exposure to any one investment sector may vary over time.
Under normal circumstances, the Fund may invest in U.S. Government securities, including Agency Mortgage-Backed Securities (such as U.S. Treasury securities or Treasury inflation protected securities), non-U.S. sovereign debt, agency securities, corporate debt securities, Private Mortgage-Backed Securities, asset-backed securities (including CLOs), custodial receipts, municipal securities, loan
41

participations and loan assignments and convertible securities. The Fund’s investments in loan participations and loan assignments may include, but are not limited to: (a) Senior Loans, (b) Second Lien Loans and (c) other types of secured or unsecured loans with fixed, floating or variable interest rates. The Fund may invest in fixed income securities of any maturity.
Non-investment grade fixed income securities are securities rated BB+, Ba1 or below by a NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality.
The Fund may invest up to 35% of its Total Assets in emerging countries debt. Such investments may include sovereign debt issued by emerging countries that have sovereign ratings below investment grade or that are unrated. The Fund’s investments may be denominated in currencies other than the U.S. dollar.
The Fund may invest up to 10% of its Total Assets in privately issued corporate debt securities and other obligations issued by private companies, including privately issued credit obligations and related instruments, and up to an additional 10% of its Total Assets in equity investments, including preferred securities and dividend paying common stocks. Many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment and may be rated below investment grade (so-called “high yield” or “junk” bonds) or unrated.
The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in other derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate, interest rate or index. The Fund’s investments in derivatives may include, in addition to forward foreign currency exchange contracts, futures contracts (including interest rate futures and treasury and sovereign bond futures), options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility, interest rate and currency swaps), and other forward contracts. The Fund may use derivatives instead of buying and selling bonds to manage duration, to gain exposure or to short individual securities or to gain exposure to a credit or asset backed index.
The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency mortgage-backed securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund will benefit to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The Fund uses short positions and derivatives for both investment and hedging purposes.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund’s target average duration range under normal interest rate conditions is expected to be between 0 and 8 years, and over the last five years ended June 30, 2022, the duration of the Bloomberg U.S. Aggregate Bond Index has ranged between 5.69 and 6.78 years.The Fund’s benchmark index is the Bloomberg U.S. Aggregate Bond Index.
Strategic Income Fund
The Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. Government securities, including Agency Mortgage-Backed Securities (such as U.S. Treasury securities or Treasury inflation protected securities), non-U.S. sovereign debt, agency securities, corporate debt securities, Private Mortgage-Backed Securities, asset-backed securities (including CLOs), custodial receipts, municipal securities, loan participations and loan assignments and convertible securities. The Fund’s investments in loan participations and loan assignments may include, but are not limited to: (a) Senior Loans, (b) Second Lien Loans and (c) other types of secured or unsecured loans with fixed, floating or variable interest rates. The Fund may invest in fixed income securities of any maturity. Non-investment grade fixed income securities are securities rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality.
The Fund may invest in emerging countries debt. Such investments may include sovereign debt issued by emerging countries that have sovereign ratings below investment grade or that are unrated. There is no limitation to the amount the Fund invests in non-investment grade or emerging market securities. From time to time, the Fund may invest in preferred stock. The Fund’s investments may be denominated in currencies other than the U.S. dollar.
The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in other derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate, interest rate or index. The Fund’s investments in derivatives may include, in addition to forward foreign currency exchange contracts, futures contracts (including interest rate futures and treasury and sovereign bond futures), options (including options on futures
42

Investment Management Approach
contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility, interest rate and currency swaps), and other forward contracts. The Fund may use derivatives instead of buying and selling bonds to manage duration, to gain exposure or to short individual securities or to gain exposure to a credit or asset backed index.
The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund may utilize short positions to implement macro views on securities valuations, long term views on relative value or short term views on security mispricings, as well as any other views the Investment Adviser deems appropriate. For example, the Fund may enter into a TBA agreement to sell an Agency TBA Mortgage-Backed Security that it believes will underperform. The Fund will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
“Strategic” in the Fund’s name means that the Fund seeks both current income and capital appreciation as elements of total return. The Fund attempts to exploit pricing anomalies throughout the global fixed income and currency markets. Additionally, the Fund uses short positions and derivatives for both investment and hedging purposes. The Fund may sell investments that the portfolio managers believe are no longer favorable with regard to these factors.
The Fund’s benchmark index is the ICE BofAML Three-Month U.S. Treasury Bill Index (the “Index”). The Index measures the performance of a single U.S. Treasury issue which matures closest to, but not beyond, three months from the rebalancing date. The issue is added at the beginning of the month and held for a full month; at the end of the month that issue is removed and rolled into a newly selected issue.
The Fund’s risk profile is different from that of its benchmark and, as a result, the performance of the Fund may not correlate with that of the benchmark.
All Funds
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing TBA agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. In TBA agreements for Agency Mortgage-Backed Securities, the buyer and seller agree upon general trade parameters such as the issuer, maturity, coupon, face value, price and settlement date. The actual pools of mortgages to be delivered typically are announced two days prior to the settlement date; however, in most instances, the Fund will not take delivery of the pools of mortgages, but will instead participate in rolling TBA agreements, in which it exchanges a near settlement TBA agreement for a TBA agreement with a later settlement date. Reverse repurchase agreements involve the sale of securities held by the Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions enable the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade. The Fund may enter into reverse repurchase agreements when the Investment Advisers expects that the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.
“Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes (and to the extent that it is permitted to invest in the following), each Fund may invest up to 100% of its total assets in U.S. Government Securities, commercial paper rated at least A-2 by S&P Global Ratings (“Standard & Poor’s”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”), or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Advisers to be of
43

comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
References in the Prospectus to the Fund’s benchmark are for informational purposes only and are not an indication of how the Fund is managed.
Fixed Income Investment Philosophy:
Our process:
◼
Combines diversified sources of return by employing multiple strategies
◼
Takes a global perspective to seek relative value opportunities
◼
Considers a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
◼
Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views
◼
Emphasizes a risk-aware approach as we view management as both an offensive and defensive tool
The Fixed Income Portfolio Management Team implements this overall philosophy through an investment process that seeks to maximize risk-adjusted total returns by using a diverse set of investment strategies and revolves around four key elements:
1. Developing a long-term risk budget—Lead portfolio managers (the “Portfolio Team”) set the strategic direction of a Fund by establishing a “risk budget.” The “risk budget” for the Fund is the range the portfolio managers will allow the Fund to deviate from their respective benchmarks with respect to sector allocations, country allocations, securities selection, and, to a lesser extent, duration. Following analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to seek to optimize potential return.
2. Fundamental investment process—As part of its fundamental investment process, the Fixed Income Portfolio Management Team may integrate ESG factors alongside traditional fundamental factors to seek to: (i) determine whether a particular fixed income security and/or sector is suitable and attractively priced for investment and (ii) assess their potential impact on the credit quality and spreads of a particular fixed income security. Traditional fundamental factors that the Fixed Income Portfolio Management Team may consider include, but are not limited to, leverage, earnings, enterprise value, industry trends and macroeconomic factors. ESG factors that the Fixed Income Portfolio Management Team may consider include, but are not limited to, physical risk (e.g., wildfires, floods, droughts and rising sea levels), carbon intensity and emissions profiles, workplace health and safety, cyber risk, social unrest and equity, governance practices and stakeholder relations, employee relations, board structure and management incentives. The identification of a risk related to an ESG factor will not necessarily exclude a particular fixed income security and/or sector that, in the Fixed Income Portfolio Management Team’s view, is otherwise suitable and attractively priced for investment, and the Fixed Income Portfolio Management Team may invest in a security or sector without integrating ESG factors or considerations into its fundamental investment process. The relevance of specific traditional fundamental factors and ESG factors to the fundamental investment process varies across asset classes, sectors and strategies. The Fixed Income Portfolio Management Team may utilize data sources provided by third-party vendors and/or engage directly with issuers when assessing the above factors.
3. Generating investment views and strategies—Our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The Top-down Strategy Teams are responsible for Cross-Sector, Duration, Country, and Currency decisions. Concurrently, Bottom-up Strategy Teams, comprised of sector specialists, formulate sub-sector allocation and security selection decisions.
4. Constructing the portfolios—The Portfolio and Strategy Teams construct each Fund’s portfolio through a collaborative process in which the Portfolio Team oversees the overall portfolio while the Strategy Teams actively manage the securities and strategies within their areas of specialization. This process enables the Portfolio Team to build a portfolio consisting of the ideas of the individual Strategy Teams, consistent with the Fund’s overall risk and return objectives.
The Fixed Income Portfolio Management Team employs a fundamental investment process that considers a wide range of factors, and no one factor or consideration is determinative.
With every fixed income portfolio, the Investment Advisers apply a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.
ADDITIONAL FEES AND EXPENSES INFORMATION
"Acquired Fund Fees and Expenses" reflect the expenses (including the management fees) borne by the Fund through its ownership of shares in other investment companies.
44

Investment Management Approach
Differences in the “Expense Limitation” ratios across the Fund’s share classes are the result of, among other things, the effect of mathematical rounding on the daily accrual of expense reimbursement, particularly, in respect to share classes with small amounts of assets.
Differences in the “Other Expenses” ratios across the Fund’s share classes are the result of, among other things, contractual differences in transfer agency fees and/or the effect of mathematical rounding on the daily accrual of certain expenses, particularly, in respect to share classes with small amounts of assets.
ADDITIONAL PERFORMANCE INFORMATION
The below is additional information that relates to the “Performance” section of each Fund’s summary section.
Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of each applicable Fund’s Summary section are applicable only to the time period covered by the bar chart.
The definitions below apply to the after-tax returns shown in the “Performance” section of each applicable Fund’s Summary section.
Average Annual Total Returns Before Taxes.  These returns do not reflect taxes on distributions on the Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.
Average Annual Total Returns After Taxes on Distributions.  These returns assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.
Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares.  These returns reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).
Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.
OTHER INVESTMENT PRACTICES AND SECURITIES
Although each Fund’s principal investment strategies are described in the Fund’s Summary—Principal Strategy section of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in these tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.
Each Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. In addition, each Fund publishes on their website selected portfolio holdings information as of the end of each month subject to a fifteen day lag between the date of the information and the date on which the information is disclosed. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.
45

10  Percent of total assets (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted
	Bond Fund	Core Fixed Income Fund	Global Core Fixed Income Fund	Income Fund	Strategic Income Fund
Investment Practices
Borrowings	33 1∕3	33 1∕3	33 1∕3	33 1∕3	33 1∕3
Credit, Currency, Interest Rate, Total Return and Mortgage Swaps and Options on Swaps	•	•	•	•	•
Cross Hedging of Currencies	•	•	•	•	•
Custodial Receipts and Trust Certificates	•	•	•	•	•
Direct Equity investment				10
Foreign Currency Transactions	•	•[4]	•	•	•
Futures Contracts and Options and Swaps on Futures Contracts	•	•	•	•	•
Illiquid Investments*	15	15	15	15	15
Interest Rate Floors, Caps and Collars	•	•	•	•	•
Investment Company Securities (including ETFs)**	10	10	10	10	10
Mortgage Dollar Rolls	•	•	•	•	•
Options[1]	•	•	•	•	•
Options on Foreign Currencies[2]	•	•	•	•	•
Repurchase Agreements	•	•	•	•	•
Reverse Repurchase Agreements	•	•	•	•	•
Short Sales[3]	•	•	—	•	•
When-Issued Securities and Forward Commitments	•	•	•	•	•
*
Illiquid investments are any investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
**
This percentage limitation does not apply to the Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the Investment Company Act or rules, regulations or exemptive relief thereunder.
1
The Fund may purchase and sell call and put options on securities and securities indices in which they may invest.
2
The Fund may purchase and sell call and put options on foreign currencies.
3
The Bond Fund, Core Fixed Income Fund, Income Fund and Strategic Income Fund may engage in short selling of physical securities that they do not own. However, the Global Core Fixed Income Fund may (i) engage in short sales against the box, and (ii) obtain certain forms of short investment exposure through the use of derivatives.
4
The Core Fixed Income Fund’s exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of its total assets.
46

Investment Management Approach

10 Percent of total assets (italic type)
10 Percent of net assets (including borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted
	Bond Fund	Core Fixed Income Fund	Global Core Fixed Income Fund	Income Fund	Strategic Income Fund
Investment Securities
Asset-Backed Securities	•	•	•	•	•
Bank Obligations	•	•	•	•	•
Collateralized Loan Obligations	•	•	•	•	•
Convertible Securities	•	•	—	•	•
Corporate Debt Obligations and Trust Preferred Securities	•	•	•	•[1]	•
Emerging Country Securities	15	10	•[2]	35	•
Equity Investments				10
Floating and Variable Rate Obligations	•	•	•	•	•
Foreign Government Securities				•
Foreign Securities[3]	•	•[4]	•	•	•
Inflation Protected Securities	•	•	•	•	•
Loan Participations and Loan Assignments	•	—	—	•	•
Mortgage-Related Securities
Adjustable Rate Mortgage Loans	•	•	•	•	•
Collateralized Mortgage Obligations	•	•	•	•	•
Fixed Rate Mortgage Loans	•	•	•	•	•
Government Issued Mortgage-Backed Securities	•	•	•	•	•
Multiple Class Mortgage-Backed Securities	•	•	•	•	•
Privately Issued Mortgage-Backed Securities	•	•	•	•	•
Stripped Mortgage-Backed Securities	•	•	•	•	•
Non-Investment Grade Fixed Income Securities	25	—[5]	—[5]	•	•
Preferred Stock, Warrants and Rights	•	•	—	10	•
Structured Securities (which may include credit linked notes)[6]	•	•	•	•	•
Taxable Municipal Securities	•	•	•	•	•
Tax-Free Municipal Securities	•	•	•	•	•
Temporary Investments	•	•	•	•	•
U.S. Government Securities	•	•	•	•	•
Yield Curve Options and Inverse Floating Rate Securities	•	•	•	•	•
Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bond	•	•	•	•	•
1
The Income Fund may invest up to 10% of its Total Assets in privately issued corporate debt securities and other obligations issued by private companies, including privately issued credit obligations and related instruments.
2
The Global Core Fixed Income Fund may invest in emerging countries debt up to the weight of emerging countries debt in the Fund’s benchmark index plus 10% of its total assets.
3
Includes issuers domiciled in one country and issuing securities denominated in the currency of another.
4
The Core Fixed Income Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars (hedged or unhedged against currency risk).
5
The Core Fixed Income Fund and Global Core Fixed Income Fund may not purchase securities that are rated below BBB– or Baa3 but may own such a security if the security is downgraded after purchase.
6
Structured securities are not subject to the same minimum credit quality requirement as the Fund’s investments in fixed income securities.
47

Risks of the Funds
Loss of money is a risk of investing in the Fund (which, for the remainder of this Prospectus, refers to one or more of the Funds offered in this Prospectus). An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
✓ Principal Risk • Additional Risk	Bond Fund	Core Fixed Income Fund	Global Core Fixed Income Fund	Income Fund	Strategic Income Fund
Call/Prepayment	•	•	•	•	•
Collateralized Loan Obligations and Other Collateralized Debt Obligations	✓	✓	✓	✓	✓
Counterparty	•	•	•	•	•
Credit/Default	✓	✓	✓	✓	✓
Cybersecurity	•	•	•	•	•
Derivatives	✓	✓	✓	✓	✓
Emerging Countries	✓	✓	✓	✓	✓
ESG Integration	•	•	•	•	•
Extension	•	•	•	•	•
Floating and Variable Rate Obligations	•	•	•	✓	✓
Foreign	✓	✓	✓	✓	✓
Geographic	•	•	•	•	•
Interest Rate	✓	✓	✓	✓	✓
Large Shareholder Transactions	✓	✓	✓	✓	✓
Leverage	•	•	•	•	•
Liquidity	•	•	•	✓	✓
Loan-Related Investments	•			✓	✓
Management	•	•	•	✓	✓
Market	✓	✓	✓	✓	✓
Mortgage-Backed and Other Asset-Backed Securities	✓	✓	✓	✓	✓
Municipal Securities	•	•	•	✓	✓
NAV	•	•	•	•	•
Non-Hedging Foreign Currency Trading	•	•	•	✓	✓
Non-Investment Grade Fixed Income Securities	✓			✓	✓
Other Investment Companies	✓	✓	✓	✓	✓
Portfolio Turnover Rate	✓	✓	✓		✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓
Sector	•	•	•	•	•
Short Position	✓	✓		✓	✓
Sovereign Default
Economic	•	•	✓	✓	✓
Political	•	•	✓	✓	✓
Repayment	•	•	✓	✓	✓
Stock				•
Treasury Inflation Protected Securities	•	•	•	•	•
U.S. Government Securities	✓	✓	✓	✓	✓
◼
Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
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Collateralized Loan Obligations and Other Collateralized Debt Obligations Risk—The Fund may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior
48

Risks of the Funds
unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Tranches are categorized as senior, mezzanine and subordinated/ equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying collateral and may be rated investment grade. Despite the protection from the equity and mezzanine tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Typically, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid investments and may have limited independent pricing transparency. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CLOs may be characterized by the Fund as liquid investments.
The Fund may also invest in collateralized debt obligations (“CDOs”), which are structured similarly to CLOs, but are backed by pools of assets that are debt securities (rather than being limited only to loans), typically including bonds, other structured finance securities (including other asset-backed securities and other CDOs) and/or synthetic instruments. Like CLOs, the risks of an investment in a CDO depend largely on the type and quality of the collateral securities and the tranche of the CDO in which the Fund invests. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.
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Counterparty Risk—Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with certain OTC transactions. Therefore, in those instances in which the Fund enters into certain OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses. However, recent regulatory developments require margin on certain uncleared OTC transactions which may reduce, but not eliminate, this risk.
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Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund (which, for certain Funds, may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holdings may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
◼
Cybersecurity Risk—The Fund may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV; and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Cyber-attacks affecting the Fund or its Investment Adviser, custodian, Transfer Agent, or other third-party service providers may adversely impact the Fund and its shareholders.
◼
Derivatives Risk—The Fund’s use  of options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with
49

investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for both hedging and non-hedging purposes.
The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.
As an investment company registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A. As discussed in more detail in Appendix A and the SAI, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed therein.
◼
Emerging Countries Risk—Investments in securities of issuers located in, or otherwise economically tied to, emerging and frontier market countries are subject to the risks associated with investments in foreign securities. The securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, and have smaller market capitalizations. In addition, emerging markets and frontier countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging and frontier market countries, which could negatively affect the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of sanctions or exchange controls (including repatriation restrictions). The legal remedies for investors in emerging and frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. These risks are not normally associated with investments in more developed countries. For more information about these risks, see Appendix A.
◼
ESG Integration Risk—The Investment Adviser employs a fundamental investment process that may integrate ESG factors with traditional fundamental factors. The relevance and weightings of specific ESG factors to or within the fundamental investment process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When integrating ESG factors into the investment process, the Investment Adviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the Investment Adviser believes that the integration of material ESG factors into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the integration of ESG factors will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Investment Adviser’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
◼
Extension Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.
◼
Floating and Variable Rate Obligations Risk—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a
50

Risks of the Funds
lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR or SOFR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023. The unavailability  or replacement of LIBOR may affect the value, liquidity or return on certain Underlying Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV.
SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.
◼
Foreign Risk—When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets; greater volatility; and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. The Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Geopolitical developments in certain countries in which the Fund may invest have caused, or may in the future cause, significant volatility in financial markets. For example, the United Kingdom (“UK”) withdrew from the European Union (“EU”) on January 31, 2020 (commonly known as “Brexit”), which has resulted in ongoing market volatility and caused additional market disruption on a global basis. The UK and the EU signed the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and UK’s relationship post Brexit. However, under the TCA, many aspects of the EU-UK relationship remain subject to further negotiation. Although the full effects of Brexit are unknown at this time, Brexit may continue to result in fluctuations of exchange rates, increased illiquidity, inflation, and changes in legal and regulatory regimes to which certain of the Fund’s assets are subject. These and other geopolitical developments could negatively impact the value of the Fund’s investments.
The Fund's investments in foreign securities may also be subject to foreign currency risk, and the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund may have exposure to foreign currencies) to decline in value. Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries. For more information about these risks, see Appendix A.
◼
Geographic Risk—If  the Fund focuses its investments in securities of issuers located in a particular country or geographic region,  the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
51

◼
Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the yield and liquidity of fixed income securities and instruments held by the Fund.
Although interest rates in the United States remain at relatively low levels, they are expected to increase in the future. Certain countries have experienced negative interest rates on certain fixed-income instruments. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.
◼
Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
◼
Leverage Risk—Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of the Fund's investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund's investment portfolio may be subject.
◼
Liquidity Risk—The Fund may invest in securities or instruments that trade in lower volumes, that are less liquid than other investments and/or that may become illiquid or less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than a Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to decreased liquidity.
Because the Fund may invest in non-investment grade fixed income securities, small- and mid-capitalization stocks, REITs and/or emerging country issuers, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events (including periods of rapid interest rate changes), or adverse investor perceptions, whether or not accurate.
Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in the Prospectus or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. While the Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If the Fund is forced to sell investments at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund's NAV and dilute remaining investors’ interests.
52

Risks of the Funds
Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund's shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund's liquidity risk and may impact the Fund's NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, certain participating insurance companies, accounts or Goldman Sachs affiliates and other shareholders, whose buy-sell decisions are controlled by a single decision-maker.
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Loan-Related Investments Risk—In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities and the Investment Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the Fund to realize full value in the event of the need to sell a loan investment may be impaired by the lack of an active trading market for certain loans or adverse market conditions limiting liquidity. Loan obligations are not traded on an exchange, and purchasers and sellers rely on certain market makers, such as the administrative agent for the particular loan obligation, to trade that loan obligation. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund's redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from a credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available). The Fund may also hold a larger position in cash and cash items to limit the impact of extended trade settlement periods, which may adversely impact the Fund's performance. In addition, substantial increases in interest rates may cause an increase in loan obligation defaults.
Affiliates of the Investment Adviser may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of such affiliates in the loan markets may restrict the Fund's ability to acquire certain loans, affect the timing of such acquisition, or affect the price at which the loan is acquired.
With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well and the ability of the lender to enforce appropriate credit remedies against the borrower. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Nevertheless, Senior Loans are usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than Senior Loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
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Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
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Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund's investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund's exposure to risk of loss from adverse developments affecting those sectors or countries.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could
53

also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
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Mortgage-Backed and Other Asset-Backed Securities Risk—Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments.
The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may invest in mortgage-backed securities issued by the U.S. Government (see “U.S. Government Securities Risk”). To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages or during periods of rising interest rates. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
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Municipal Securities Risk—Municipal securities are subject to call/prepayment risk, credit/default risk, extension risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. Specific risks are associated with different types of municipal securities. With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default.
With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal
54

Risks of the Funds
funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
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NAV Risk—The net asset value  of the Fund and the value of your investment will fluctuate.
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Non-Hedging Foreign Currency Trading Risk—The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund’s Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Fund. Some of the transactions may also be subject to interest rate risk.
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Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
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Other Investment Companies Risk—By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
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Portfolio Turnover Rate Risk—The Fund may engage in active and frequent trading of portfolio securities to pursue their principal investment strategies. A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
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Reverse Repurchase Agreements Risk—Reverse repurchase agreements involve the sale of securities held by the Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). The Fund may enter these transactions when the Investment Adviser expects that the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.
Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law. Such an insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. The Fund could lose money if it is unable to recover the securities or if the value of investments made by the Fund using the proceeds of the transaction is less than the value of securities. When the Fund enters into a reverse repurchase agreement, it must identify on its books cash or liquid assets that have a value equal to or greater than the repurchase price.
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Sector Risk—To the extent the Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund will be subject to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.
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Short Position Risk—The Fund may use derivatives, including options, futures and swaps, to implement short positions, and may engage in short selling. Taking short positions and short selling involve leverage of the Fund’s assets and presents various risks. If the value of the instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any premiums and interest paid to a third party.
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Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the counterparty to a short transaction may fail to honor its contract terms, causing a loss to the Fund.
The Fund may make short sales of any instrument that the Fund may purchase for investment. In such transactions, the Fund sells a security it does not own (i.e., “naked” short) in anticipation of a decline in the market value of the security. Because selling securities that the Fund does not own exposes the Fund to the risks associated with those securities, naked shorts involve speculative exposure risk, and such transactions may increase the costs incurred by the Fund.
In order to sell an instrument short, the Fund must first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow an instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available instruments or for other reasons.
After selling a borrowed instrument, the Fund is then obligated to “cover” the short sale by purchasing and returning the instrument to the lender on a later date. The Fund cannot guarantee that the instrument necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, the Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing an instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. The potential loss on a short sale is unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. To the extent the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV. If the price of a borrowed instrument declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender.
While the Fund has an open short position, it is subject to the risk that the instrument’s lender will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If this happens, the Fund may be required to buy the replacement instrument immediately at the instrument’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.
Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while a loan is outstanding. In addition, to borrow an instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
Until the Fund replaces a borrowed instrument, the Fund may be required to maintain short sale proceeds with the lending broker as collateral. Moreover, the Fund will be required to make margin payments to the lender during the term of the borrowing if the value of the security it borrowed (and sold short) increases. Thus, short sales involve credit exposure to the broker that executes the short sales. In the event of the bankruptcy or other similar insolvency with respect to a broker with whom the Fund has an open short position, the Fund may be unable to recover, or delayed in recovering, any margin or other collateral held with or for the lending broker. In addition, the Fund is required to identify on its books liquid assets (less any additional collateral held by the broker, not including the short sale proceeds) to cover short sale obligations, marked-to-market daily. The requirement to identify liquid assets limits the Fund’s leveraging of investments and the related risk of losses from leveraging. However, such identification may also limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
Short Sales of TBA Securities Risk. The Fund intends to make short sales of TBA securities. TBA transactions are forward agreements for the purchase or sale of securities, including Mortgage-Backed Securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including, for TBA Mortgage-Backed Securities, issuer, rate and mortgage terms. Although most TBA short sale transactions are closed before the Fund would be required to deliver the security, if the Fund does not close the position, the Fund may have to purchase the securities required to be delivered at a higher price than anticipated, causing a loss to the Fund. The Fund may not always be able to purchase the securities required to settle a short at a particular time or at an attractive price.
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Risks of the Funds
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Sovereign Default Risk—The issuer of non-U.S. sovereign debt held by the Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of borrowing rates, foreign debt or foreign currency exchange rates.
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Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
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Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, the imposition of international sanctions, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
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Repayment Risk—A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high borrowing rates (which may increase in market environments where interest rates are rising), high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.
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Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the stock prices of such companies may suffer a decline in response.
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Treasury Inflation Protected Securities Risk—The value of Treasury inflation-protected securities (“TIPS”) generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable. However, repayment of the face value upon maturity is guaranteed by the U.S. government, even during periods of deflation that cause the principal value of TIPS to decline. Nevertheless, if the Fund purchases TIPS in the secondary market, where principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds a TIPS, the Fund may earn less on the security than on a conventional bond.
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U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities  issued by those agencies, instrumentalities and sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.
More information about the Fund’s portfolio securities and investment techniques, and its associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.
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Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, New York 10282	Bond Core Fixed Income Income Strategic Income
Goldman Sachs Asset Management International (“GSAMI”) Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	Global Core Fixed Income
GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. GSAMI, regulated by the Financial Services Authority and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of March 31, 2022, GSAM and GSAMI, including their investment advisory affiliates, had assets under supervision of approximately $2.13 trillion.
The Investment Advisers provide day-to-day advice regarding the Fund’s portfolio transactions. The Investment Advisers make the investment decisions for the Fund and place purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants (“FCMs”) or other counterparties, including Goldman Sachs and its affiliates. While the Investment Advisers are ultimately responsible for the management of the Fund, they are able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. Goldman Sachs Asset Management, L.P. is responsible for the risk management functions for the Fund. In addition, the Investment Advisers have access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.
The Investment Adviser also performs the following additional services for the Fund (to the extent not performed by others pursuant to agreements with the Fund):
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Supervises all non-advisory operations of the Fund
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Provides personnel to perform necessary executive, administrative and clerical services to the Fund
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Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
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Maintains the records of the Fund
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Provides office space and all necessary office equipment and services
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
From time to time, Goldman Sachs or its affiliates may invest “seed” capital in the Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in the Fund by, among other things, taking an offsetting position in the benchmark of the Fund.
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Service Providers
MANAGEMENT FEES AND OTHER EXPENSES
As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):
Fund:	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended March 31, 2022*
Bond	0.41%	First $1 Billion	0.40%
	0.37%	Next $1 Billion
	0.35%	Next $3 Billion
	0.34%	Next $3 Billion
	0.34%	Over $8 Billion
Core Fixed Income	0.40%	First $1 Billion	0.33%
	0.36%	Next $1 Billion
	0.34%	Next $3 Billion
	0.33%	Next $3 Billion
	0.32%	Over $8 Billion
Global Core Fixed Income	0.65%	First $1 Billion	0.59%
	0.59%	Next $1 Billion
	0.56%	Next $3 Billion
	0.55%	Next $3 Billion
	0.54%	Over $8 Billion
Income	0.55%	First $1 Billion	0.54%
	0.50%	Next $1 Billion
	0.47%	Next $3 Billion
	0.46%	Next $3 Billion
	0.45%	Over $8 Billion
Strategic Income	0.60%	First $1 Billion	0.58%
	0.54%	Next $1 Billion
	0.51%	Next $3 Billion
	0.50%	Next $3 Billion
	0.49%	Over $8 Billion
*
The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.
GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.33% as an annual percentage rate of the average daily net assets of the Core Fixed Income Fund and to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.56% as an annual percentage rate of the average daily net assets of the Global Core Fixed Income Fund. These management fee waivers will remain in effect through at least July 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
In addition to the management fee waivers described above, the Investment Advisers may waive a portion of their management fees, including fees earned as the Investment Adviser to the affiliated funds in which a Fund invests, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.
The Investment Advisers have agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004%, 0.014%, 0.004%, 0.054% and 0.054% of average daily net assets for the Bond, Core Fixed Income, Global Core Fixed Income, Income and Strategic Income Funds, respectively, through at least July 29, 2023, and prior to such date, the Investment Advisers may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Advisers at their discretion and without shareholder approval after such date, although the Investment Advisers do not presently intend to do so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2022 will be available in the Fund’s semi-annual report dated September 30, 2022.
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FUND MANAGERS
Fixed Income Portfolio Management Team
The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund’s portfolio managers' individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Fund's portfolio.
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Simon Dangoor Managing Director	Portfolio Manager— Global Core Fixed Income	Since 2019
Mr. Dangoor is Head of Macro Rates Investing within GSAM’s
Fixed Income team. He also leads the Government and Swap
Strategy in London and is a member of the Fixed Income
Strategy Group. Mr. Dangoor joined the Investment Adviser
in 2004.

Sophia Ferguson Vice President	Portfolio Manager— Global Core Fixed Income	Since 2022
Ms. Ferguson is a portfolio manager with GSAM’s Fixed
Income team. She joined GSAM in November 2019 as a
portfolio manager on the Fixed Income team focused on
global multi-secotr credit an investment grade strategies.
Previously, Ms. Ferguson was a portfolio manager at State
Street Global Advisors, where she focused on active fixed
income and currency portfolio management, originating and
implementing alpha strategies.

Ashish Shah Managing Director, Co-Chief Investment Officer, Global Fixed Income	Portfolio Manager— Bond Core Fixed Income Income Strategic Income	Since 2019 2019 2019 2019
Mr. Shah is Co-Chief Investment Officer of Global Fixed
Income, and Head of the Cross-Sector Strategy within Fixed
Income. Mr. Shah joined the Investment Adviser in 2018.
Mr. Shah was previously at AllianceBernstein from 2010 to
2018, where he was most recently the Head of Fixed Income
and Chief Investment Officer of Global Credit.

Ron Arons Managing Director	Portfolio Manager— Income	Since 2019	Mr. Arons joined the Investment Adviser as a fixed income portfolio manager in 2010.
Aakash Thombre, CFA Vice President	Portfolio Manager— Income	Since 2020	Mr. Thombre is a portfolio manager specializing in multi-sector credit, high yield, bank loan, and emerging market corporate debt. He joined the Investment Adviser in 2007.
For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.
DISTRIBUTOR AND TRANSFER AGENT
Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.
For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to Class R6 Shares, 0.04% of average daily net assets with respect to the Institutional and Service Shares and 0.12% of average daily net assets with respect to the Class A, Class C, Investor and Class R Shares, as applicable
Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.02% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the Global Core Fixed Income Fund through at least July 29, 2023, and prior to such date, Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees.
From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.
ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS
The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer,
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Service Providers
asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund directly and indirectly invest. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
The Fund will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.
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Distributions
The Fund pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:
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Cash
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Additional shares of the same class of the  same  Fund
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Shares of the same or an equivalent class of another fund managed by the Investment Adviser and/or certain of its advisory affiliates (each, a "Goldman Sachs Fund"). Special restrictions may apply. See the SAI.
You may indicate your election on your account application. Any changes may be submitted in writing, or via telephone, in some instances, to the Transfer Agent (either directly or through your Intermediary) at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the  applicable  Fund. If cash distributions are elected with respect to the Fund’s monthly net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s annual distributions.
The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.
Distributions from net investment income and distributions from net capital gains, if any, are declared and paid as follows:
Fund	Investment Income Dividends		Capital Gains Distributions
	Declared	Paid	Declared and Paid
Bond	Daily	Monthly	Annually
Core Fixed Income	Daily	Monthly	Annually
Global Core Fixed Income	Daily	Monthly	Annually
Income Fund	Daily	Monthly	Annually
Strategic Income	Monthly	Monthly	Annually
In addition to the net investment income dividends normally declared daily or monthly and paid monthly, a Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events. In addition a Fund may occasionally make a distribution at a time when it is not normally made.
From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (“GAAP”).
When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.
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Shareholder Guide
The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds' shares.
How To Buy Shares
Shares Offering
Shares of the Fund are continuously offered through the Distributor. The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.
How Can I Purchase Shares Of The Fund?
You may purchase shares of the Funds through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”). Certain Intermediaries have been authorized by Goldman Sachs Trust (the “Trust”) to accept purchase, redemption or exchange orders on behalf of the Funds for their customers (“Authorized Institutions”), and if approved by the Funds, may designate other financial intermediaries to accept such orders. You should contact your Intermediary to learn whether it is authorized to accept orders on behalf of the Funds (i.e., an Authorized Institution). In order to make an initial investment in a Fund you must furnish to your Intermediary the information in the account application.
The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Intermediary to discuss which share class option is right for you.
Note: Intermediaries may receive different compensation for selling different share classes.
To open an account, contact your Intermediary. Customers of an Intermediary will normally give their order instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. Intermediaries are responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from their customers. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent by an Intermediary on a timely basis.
The Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by the Transfer Agent (or, if applicable, by an Authorized Institution) on a business day, and the order will be priced at the Fund’s current NAV per share (adjusted for any applicable sales charge) next determined after acceptance by the Transfer Agent (or, if applicable, by an Authorized Institution). For shareholders that place trades directly with the Fund’s Transfer Agent, proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Intermediaries of the Fund may have different requirements regarding what constitutes proper form for trade instructions. Please contact your Intermediary for more information.
For purchases by check, the Fund will not accept checks drawn on foreign banks, third party checks, temporary checks, cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, traveler’s cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Fund may accept cashier’s checks or official bank checks.
Investor and Class R Shares are not sold directly to the public. Instead, Investor and Class R Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Investor Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Intermediary that has entered into a contractual relationship with Goldman Sachs to offer such shares through such programs (“Eligible Fee-Based Program”). Investor and Class R Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs and SARSEPs; except that Investor Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program. Employee Benefit Plans and Eligible Fee-Based Programs must purchase Investor or Class R Shares through an Intermediary using a plan level or omnibus account.
Employee Benefit Plans generally may open an account and purchase Investor and/or Class R Shares through Intermediaries, financial planners, Employee Benefit Plan administrators and other financial intermediaries. Investor and/or Class R Shares may not be available through certain Intermediaries.
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Class R6 Shares are generally available to the following investors who purchase shares of the Fund through certain Intermediaries that have a contractual relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions, using a plan level or omnibus account, unless otherwise noted below.
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Investors who purchase Class R6 Shares through an Eligible Fee-Based Program;
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Employee Benefit Plans;
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Registered investment companies or bank collective trusts investing directly with the Transfer Agent;
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Institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities, investing at least $5,000,000 directly with the Transfer Agent; and
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Other investors at the discretion of the Trust’s officers.
Class R6 Shares may not be available through certain Intermediaries. For the purposes of Class R6 Shares eligibility, the term “Intermediary” does not include Goldman Sachs or its affiliates and Class R6 Shares will not be available to clients of Goldman Sachs Private Wealth Management, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware or The Ayco Company, L.P.
What Is My Minimum Investment In The Fund?
For each of your accounts investing in Class A or Class C Shares, the following investment minimums must be met:
	Initial	Additional*
Regular Accounts	$1,000	$50
Employee Benefit Plans	No Minimum	No Minimum
Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50
Individual Retirement Accounts and Coverdell ESAs	$250	$50
Automatic Investment Plan Accounts	$250	$50
*
No minimum additional investment requirements are imposed with respect to investors trading through Intermediaries who aggregate shares in omnibus or similar accounts (e.g., employee benefit plan accounts, wrap program accounts or traditional brokerage house accounts). A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.
For Institutional Shares, the minimum initial investment is $1,000,000 for individual or Institutional Investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates, except that no initial minimum will be imposed on (i) Employee Benefit Plans that hold their Institutional Shares through plan-level or omnibus accounts; or (ii) investment advisers investing for accounts for which they receive asset-based fees where the investment adviser or its Intermediary purchases Institutional Shares through an omnibus account. For this purpose, “Institutional Investors” shall include “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor); corporations; qualified non-profit organizations, charitable trusts, foundations and endowments; any state, county or city, or any instrumentality, department, authority or agency thereof; and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.
No minimum amount is required for initial purchases in Investor, Class R and Class R6 (except as provided below) Shares or additional investments in Institutional, Service, Investor, Class R or Class R6 Shares.
For Class R6 Shares, the minimum initial investment is $5,000,000 for institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities who purchase Class R6 Shares directly with the Transfer Agent.
There are no minimum purchase or account (minimum) requirements with respect to Service Shares. An Intermediary may, however, impose a minimum amount for initial and additional investments in Service Shares, and may establish other requirements such as a minimum account balance. An Intermediary may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.
The minimum investment requirement for Class A, Class C and Institutional Shares may be waived for: (i) Goldman Sachs, its affiliates (including the Trust) or their respective Trustees, officers, partners, directors or employees (including retired employees and former partners), as well as certain individuals related to such investors, including spouses or domestic partners, minor children including those of their domestic partners, other family members residing in the same household, and/or financial dependents, provided that all of the above are designated as such with an Intermediary or the Fund’s Transfer Agent; (ii) advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); (iii) certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and (iv) other investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments in such accounts.
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Shareholder Guide
What Should I Know When I Purchase Shares Through An Intermediary?
If shares of the Fund are held in an account maintained and serviced by your Intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Intermediary, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact your Intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Intermediary to an account with another Intermediary involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Intermediary. If your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
Certain Intermediaries may provide the following services in connection with their customers’ investments in Service Shares:
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Personal and account maintenance services
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Provide facilities to answer inquiries and respond to correspondence
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Act as liaison between the Intermediary’s customers and the Trust
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Assist customers in completing application forms, selecting dividend and other options, and similar services
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Shareholder administration services
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Act directly or through an agent, as the sole shareholder of record
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Maintain account records for customers
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Process orders to purchase, redeem and exchange shares for customers
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Process payments for customers
Intermediaries that invest in shares on behalf of their customers may charge brokerage commissions or other fees directly to their customer accounts in connection with their investments. You should contact your Intermediary for information regarding such charges as these fees, if any, may affect the return such customers realize with respect to their investments.
The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Intermediaries and other persons to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds, except that the Investment Adviser, Distributor and their affiliates do not make such payments on behalf of Class R6 Shares. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. The payments are in addition to the distribution and service fees, service fees and shareholder administration fees and sales charges described in the Prospectus. Such payments are intended to compensate Intermediaries and other persons for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the recipients; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Fund and other Goldman Sachs Funds; the support or purchase of technology platforms/software; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, sponsor various trainings and educational programs. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Intermediaries and other persons for sub-accounting, sub-transfer agency, administrative, shareholder processing and/or recordkeeping services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the recipients. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports, economic analysis, and portfolio analysis, portfolio construction and similar tools and software. In certain cases, the Intermediaries may not pay for these products or services or may only pay for a portion of the total cost of these products or services. Please refer to the “Payments to Others (Including Intermediaries)” section of the SAI for more information about these and similar payments and services.
The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Intermediary or other person may differ for different Intermediaries and other persons. The presence of these and similar payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or other person to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Intermediary, or any other person that provides services to you, for more information about the payments it receives and any potential conflicts of interest.
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You may be required to pay a commission directly to a broker or financial intermediary for effecting transactions in Institutional Shares. In addition to Institutional Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance) and are entitled to different services than Institutional Shares. Information regarding these other share classes is included in the Prospectus for the applicable share class and may also be obtained from your Intermediary or from Goldman Sachs by calling the number on the back cover of the Prospectus.
What Else Should I Know About Share Purchases?
The Trust reserves the right to:
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Refuse to open an account or require an Intermediary to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport); or (ii) certify that such number or other information is correct (if required to do so under applicable law).
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Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.
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Close the Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Investment Adviser.
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Provide for, modify or waive the minimum investment requirements.
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Modify the manner in which shares are offered.
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Modify the sales charge rate applicable to future purchases of shares.
Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).
The Fund may allow you to purchase shares through an Intermediary with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.
Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.
Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.
Customer Identification Program.  Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund are unable to verify an investor’s identity or are unable to obtain all required information. The Fund and their agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.
How Are Shares Priced?
The price you pay when you buy shares is the Fund’s next-determined NAV per share (as adjusted for any applicable sales charge) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form. The price you receive when you sell shares is the Fund’s next-determined NAV per share (adjusted for any applicable CDSCs) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form, with the redemption proceeds reduced by any applicable charges (e.g., CDSCs). Each class generally calculates its NAV as follows:
NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class
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Shareholder Guide
The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Fund’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of the Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.
Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded.
To the extent the Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.
Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.
In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.
Please note the following with respect to the price at which your transactions are processed:
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NAV per share of each share class is generally calculated by the Funds’ fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
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On any business day when the SIFMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
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The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
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The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
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Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.
Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.
Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.
The Fund relies on various sources to calculate its NAV. The ability of the Fund’s fund accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
When Will Shares Be Issued And Dividends Begin To Be Accrued?
Net investment income dividends that are declared daily and paid monthly will begin to be accrued as follows:
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Shares Purchased by Federal Funds Wire or ACH Transfer:
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If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after payment is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.
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If a purchase order is placed through an Intermediary that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.
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Shares Purchased by Check:
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If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.
Other dividends or distributions will be distributed annually as a declared event and paid to shareholders of record on the record date for such events.
Common Questions Applicable to the Purchase of Class A Shares
What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share.
The current sales charges and commissions paid to Intermediaries for Class A Shares of the Funds are as follows:
Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Maximum Dealer Allowance as Percentage of Offering Price*
Less than $100,000	3.75%	3.90%	3.25%
$100,000 up to (but less than) $250,000	3.00	3.09	2.50
$250,000 up to (but less than) $500,000	2.50	2.56	2.00
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00**	0.00**	***,****
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*
Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be reallowed to Intermediaries. Intermediaries to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act.
**
No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1.00% may be imposed in the event of certain redemptions within 18 months. For more information about Class A Shares’ CDSCs, please see “What Else Do I Need to Know About Class A Shares’ CDSC?” below.
***
With respect to the Bond Fund, Core Fixed Income Fund, Global Core Fixed Income Fund and Strategic Income Fund, the Distributor may pay a one-time commission to Intermediaries who initiate or are responsible for purchases of $1 million or more of shares of the Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where this one-time commission is not paid to a particular Intermediary (including Goldman Sachs’ Private Wealth Management Unit) the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Intermediaries who initiate or are responsible for purchases by Employee Benefit Plans investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months a CDSC of 1.00% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Intermediaries will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months.
****
With respect to the Income fund, the Distributor may pay a one-time commission to Intermediaries who initiate or are responsible for purchases of $1 million or more of shares of the Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where this one-time commission is not paid to a particular Intermediary (including Goldman Sachs’ Private Wealth Management Unit and Employee Benefit Plans), the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Intermediaries who initiate or are responsible for purchases $1 million or more by certain “wrap” accounts. Purchases by such accounts will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months, a CDSC of 1.00% may be imposed upon the account. In addition, Intermediaries will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months.
Different Intermediaries may impose different sales charges. These variations are described in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in the Prospectus due to rounding calculations.
As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?” and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Intermediary must notify the Funds’ Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:
(i)
Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at all Intermediaries; or
(ii)
Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any Intermediary by related parties of the shareholder, such as members of the same family or household.
What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the beginning of the month in which the purchase was made, a CDSC of 1.00% may be imposed. The CDSC may not be imposed if your Intermediary agrees with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?” below and, if you hold shares through an Intermediary, see Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Funds may be sold at NAV without payment of any sales charge to the following individuals and entities:
◼
Investors who purchase Class A Shares in accounts that are no longer associated with an Intermediary and held direct at the Transfer Agent, including retirement accounts.
◼
Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
◼
Qualified employee benefit plans of Goldman Sachs;
◼
Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
◼
Any employee or registered representative of any Intermediary (or such Intermediaries’ affiliates and subsidiaries) or their respective spouses or domestic partners, children and parents;
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◼
Banks, trust companies or other types of depository institutions;
◼
Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
◼
Employee Benefit Plans, other than Employee Benefit Plans that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed. Under such circumstances, Plans will be assessed sales charges as described further in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares;”
◼
Investors who purchase Class A Shares through an omnibus account sponsored by an Intermediary that has an agreement with the Distributor covering such investors to offer Class A Shares without charging an initial sales charge;
◼
Insurance company separate accounts that make the Funds available as underlying investments in certain group annuity contracts;
◼
“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
◼
Investment advisers investing for accounts for which they receive asset-based fees;
◼
Accounts over which GSAM or its advisory affiliates have investment discretion;
◼
Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
◼
State sponsored 529 college savings plans;
◼
Investors that purchase Class A Shares through the GS Retirement Plan Plus and Goldman Sachs 401(k) Programs; or
◼
Former shareholders of certain funds who (i) received shares of a Goldman Sachs Fund in connection with a reorganization of an acquired fund into a Goldman Sachs Fund, (ii) had previously qualified for purchases of Class A Shares of the acquired funds without the imposition of a sales load under the guidelines of the applicable acquired fund family, and (iii) as of August 24, 2012 held their Goldman Sachs Fund shares directly with the Goldman Sachs Funds’ Transfer Agent, as long as they continue to hold the shares directly at the Transfer Agent.
You must certify eligibility for any of the above exemptions on your account application and notify your Intermediary and the Funds if you no longer are eligible for the exemption. You may be eligible for different or additional exemptions based on your Intermediary; see Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
A Fund will grant you an exemption subject to confirmation of your eligibility by your Intermediary. You may be charged a fee by your Intermediary.
How Can The Sales Charge On Class A Shares Be Reduced?
◼
Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A and/or Class C Shares, plus new purchases, reaches $100,000 or more. Class A and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. If a Fund’s Transfer Agent is properly notified, the “Amount of Purchase” in the chart in the section “What Is The Offering Price of Class A Shares?” will be deemed to include all Class A and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse or domestic partner, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A and/or Class C Shares held at an Intermediary other than the one handling your current purchase. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A and/or Class C Shares of the Funds and Class A and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Intermediary must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Intermediary at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records.
In some circumstances, other Class A and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A and/or Class C Shares currently held will be valued at their current market value.
◼
Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $100,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. Purchases made during the
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Shareholder Guide
previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. You must, however, inform the Transfer Agent (either directly or through your Intermediary) that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention. The SAI has more information about the Statement of Intention, which you should read carefully.
Different Intermediaries may have different policies regarding Rights of Accumulation and Statements of Intention. These variations are described in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
Common Questions Applicable to the Purchase Of Class C Shares
What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Fund at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1.00% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1.00% may be imposed upon the plan sponsor or third party administrator. Class C Shares acquired in exchange for shares subject to a CDSC will be subject to the CDSC, if any, of the shares originally held. No CDSC is imposed in connection with an exchange of Class C Shares at the time of such exchange. When Class C Shares are exchanged for Class C Shares of another fund, the period of time that such shares will be subject to a CDSC (if any) will be measured as of the date of the original purchase. With respect to such shares held by Employee Benefit Plans, the CDSC may be imposed on the plan sponsor or third party administrator.
Different Intermediaries may impose different sales charges. These variations are described in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class C Shares, including the payment of compensation to Intermediaries. A commission equal to 1% of the amount invested is normally paid by the Distributor to Intermediaries.
What Should I Know About The Automatic Conversion Of Class C Shares?
Class C Shares of the Fund will automatically convert into Class A Shares (which bear lower distribution and service (12b-1) fees and do not bear additional personal and account maintenance services fees) of the same Fund on or about the fifteenth day of the last month of the quarter that is eight years after the purchase date. No sales charges or other charges will apply in connection with any conversion.
If you acquire Class C Shares of the Fund by exchange from Class C Shares of another Goldman Sachs Fund, your Class C Shares will convert into Class A Shares of such Fund based on the date of the initial purchase. If you acquire Class C Shares through reinvestment of distributions, your Class C Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.
Shareholders will not recognize a gain or loss for federal income tax purposes upon the conversion of Class C Shares for Class A Shares of the same Fund. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain Intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.
New employee benefit plans are not eligible to purchase Class C Shares. Employee benefit plans which had this share class of the Fund available to participants on or before September 18, 2018, may continue to open accounts for new participants in such share class of the Fund and purchase additional shares in existing participant accounts.
If you purchased your shares through an Intermediary, it is the responsibility of your Intermediary to work with the Transfer Agent to effect the conversion and to ensure that Class C Shares are automatically converted after the appropriate period of time. In addition, if your shares are no longer subject to a CDSC, you may be able to exchange your Class C Shares for Class A Shares without the payment of a sales charge prior to the automatic conversion subject to the policies and procedures of the Intermediary through whom you have purchased your shares. Please contact your Intermediary with questions regarding your eligibility to exchange Class C Shares for Class A Shares.
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Common Questions Applicable to the Purchase Of Class A and C Shares
What Else Do I Need To Know About The CDSC On Class A Or C Shares?
◼
The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
◼
No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
◼
No CDSC is charged on the per share appreciation of your account over the initial purchase price.
◼
When counting the number of months since a purchase of Class A or Class C Shares was made, all purchases made during a month will be combined and considered to have been made on the first day of that month.
◼
To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.
In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?
The CDSC on Class A and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
◼
Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
◼
Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
◼
The separation from service by a participant or beneficiary in an Employee Benefit Plan;
◼
Excess contributions distributed from an Employee Benefit Plan;
◼
Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;
◼
The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
◼
Satisfying the minimum distribution requirements of the Code;
◼
Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
◼
Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;
◼
A systematic withdrawal plan. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% of the value of your Class C Shares and 10% of the value of your Class A Shares;
◼
Redemptions or exchanges of Fund shares held through an Employee Benefit Plan using the Fund as part of a qualified default investment alternative or “QDIA”; or
◼
Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through Employee Benefit Plans.
You may be eligible for different or additional exemptions based on your Intermediary; see Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
How To Sell Shares
How Can I Sell Shares Of The Fund?
Generally, Shares may be sold (redeemed) only through Intermediaries. Customers of an Intermediary will normally give their redemption instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. On any business day the Fund is open, the Fund will generally redeem its Shares upon request at their next-determined NAV per share (subject to any applicable CDSC) after the Transfer Agent (or, if applicable, the Authorized Institution) has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Fund?” above. Redemptions may be requested by electronic trading platform (through your Intermediary), in writing or by telephone (unless the Intermediary opts out of the telephone redemption privilege on the account application). You should contact your Intermediary to discuss redemptions and redemption proceeds. The Fund may transfer redemption proceeds to an account with your Intermediary. In the alternative, your Intermediary may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).
When Do I Need A Medallion Signature Guarantee To Redeem Shares?
Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:
◼
A request is made in writing to redeem Class A, Class C, Investor or Class R Shares in an amount over $50,000 via check;
◼
You would like the redemption proceeds sent to an address that is not your address of record; or
◼
You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.
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Shareholder Guide
A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Intermediary to verify instructions. Additional documentation may be required.
What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.
In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and DST Asset Manager Solutions, Inc. (“DST”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:
◼
Telephone requests are recorded.
◼
Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
◼
For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
◼
The telephone redemption option does not apply to Shares held in an account maintained and serviced by your Intermediary. If your Shares are held in an account with an Intermediary, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
◼
The telephone redemption option may be modified or terminated at any time without prior notice.
◼
The Fund may allow redemptions via check up to $50,000 in Class A, Class C, Investor and Class R Shares requested via telephone.
Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.
How Are Redemption Proceeds Paid?
By Wire:  You may arrange for your redemption proceeds to be paid as federal funds to an account with your Intermediary or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Intermediary. The following general policies govern wiring redemption proceeds:
◼
Redemption proceeds will normally be paid in federal funds, between one and two business days (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
◼
Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
◼
If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
◼
If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
◼
To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
◼
None of the Trust, the Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or Intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or Intermediary.
73

By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within two business days (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed redemption request except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
◼
Shares of each Fund continue to earn dividends up to, but not including, the date of settlement.
◼
Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
◼
Intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Intermediaries may set times by which they must receive redemption requests. Intermediaries may also require additional documentation from you.
The Trust reserves the right to:
◼
Redeem your shares in the event your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary or in the event that the Fund is no longer an option in your Employee Benefit Plan or no longer available through your Eligible Fee-Based Program.
◼
Redeem your shares if your account balance is below the required Fund minimum. The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
◼
Redeem your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.
◼
Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
◼
Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
◼
Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
◼
Charge an additional fee in the event a redemption is made via wire transfer.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Fund may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.
None of the Trust, the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of the Fund and reinvest a portion or all of the redemption proceeds in the same share class of another Goldman Sachs Fund at NAV. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You should obtain and read the applicable prospectus before investing in any other Goldman Sachs Fund.
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Shareholder Guide
You may reinvest redemption proceeds as follows:
◼
If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption.
◼
The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
◼
You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.
Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact your Intermediary to arrange for exchanges of shares of the Fund for shares of another Goldman Sachs Fund.
You should keep in mind the following factors when making or considering an exchange:
◼
You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
◼
Currently, the Fund does not impose any charge for exchanges although the Fund may impose a charge in the future.
◼
The exchanged shares of the new Goldman Sachs Fund may later be exchanged for shares of the same class of the original Fund held at the next determined NAV without the imposition of an initial sales charge or CDSC. However, if additional shares of the new Goldman Sachs Fund were purchased after the initial exchange, and that Fund’s shares do not impose a sales charge or CDSC, then the applicable sales charge or CDSC of the original Fund’s shares will be imposed upon the exchange of those shares.
◼
When you exchange shares subject to a CDSC, no CDSC will be charged at that time. However, for purposes of determining the amount of CDSC applicable to those shares acquired in the exchange, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC, and the amount and terms of the CDSC will be those applicable to the original shares acquired and will not be affected by a subsequent exchange.
◼
Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Intermediary.
◼
All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirements of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Goldman Sachs Fund need not meet the traditional minimum investment requirement for that Fund if the entire balance of the original Fund account is exchanged.
◼
Exchanges are available only in states where exchanges may be legally made.
◼
It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
◼
Goldman Sachs and DST may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
◼
Normally, a telephone exchange will be made only to an identically registered account.
◼
Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
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Exchanges into a Fund from another Goldman Sachs Fund received by the close of regular trading on the New York Stock Exchange will normally begin to accrue dividends on the next business day.
For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Employee Benefit Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.
Shareholder Services
Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make automatic investments in Class A and Class C Shares through your bank via ACH transfer or via bank draft or through your Intermediary each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available online at www.gsamfunds.com and from your Intermediary, or you may check the appropriate box on the account application.
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Can My Distributions From The Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.
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Shares will be purchased at NAV.
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You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
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You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
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You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.
Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of Class A or Class C Shares of the Fund for shares of the same class of other Goldman Sachs Funds.
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Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
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You may elect to exchange into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
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Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
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Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
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Minimum dollar amount: $50 per month.
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You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
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You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.
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An exchange is considered a redemption and a purchase and therefore may be a taxable transaction.
Can I Have Systematic Withdrawals Made On A Regular Basis?
You may redeem from your Class A or Class C Share account systematically via check or ACH transfer or through your Intermediary in any amount of $50 or more.
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It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A or Class C Shares because of the sales charges that are imposed on certain purchases of Class A Shares and because of the CDSCs that are imposed on certain redemptions of Class A and Class C Shares.
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Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including, the 3rd and 26th of the month.
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Each systematic withdrawal is a redemption and therefore may be a taxable transaction.
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The CDSC applicable to Class A or Class C Shares redeemed under the systematic withdrawal plan may be waived. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class C Shares and 10% of the value of your Class A Shares.
What Types Of Reports Will I Be Sent Regarding My Investment?
Intermediaries are responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to their customers for such services.
You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement if you invest in Class A, Class C, Investor or Class R Shares and a monthly account statement if you invest in Institutional, Service or Class R6 Shares. If your account is held through your Intermediary, you will receive this information from your Intermediary.
You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Intermediary or Goldman Sachs Funds at the appropriate phone number or address found on the back cover of the Prospectus. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Intermediary, please contact the Intermediary to revoke your consent.
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Shareholder Guide
Distribution and Service Fees
What Are The Different Distribution And/Or Service Fees Paid By The Fund’s Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class C and Class R Shares bear distribution and/or service fees paid to Goldman Sachs, some of which Goldman Sachs may pay to Intermediaries. Intermediaries seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Fund. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.
Under the Plans, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.50% of each applicable Fund’s average daily net assets attributed to Class A, Class C, and Class R Shares, respectively. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.
The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:
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Compensation paid to and expenses incurred by Intermediaries, Goldman Sachs and their respective officers, employees and sales representatives;
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Commissions paid to Intermediaries;
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Allocable overhead;
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Telephone and travel expenses;
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Interest and other costs associated with the financing of such compensation and expenses;
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Printing of prospectuses for prospective shareholders;
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Preparation and distribution of sales literature or advertising of any type; and
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All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class C and Class R Shares.
In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Intermediaries after the shares have been held for one year. Goldman Sachs normally begins accruing the annual 0.25% and 0.50% distribution fees for the Class A and Class R Shares, respectively, as ongoing commissions to Intermediaries, immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.
Class C Personal And Account Maintenance Services And Fees
Under the Class C Plan, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each applicable Fund’s average daily net assets attributed to Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Intermediaries and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Fund. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from this arrangement.
In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Intermediaries after the shares have been held for one year.
Service Shares Service Plan And Shareholder Administration Plan
The Trust, on behalf of the Funds offering Service Shares, has adopted a Service Plan and Shareholder Administration Plan for Service Shares, pursuant to which Goldman Sachs and certain Intermediaries are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services, plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of Service Shares of the Fund that are attributable to or held in the name of Goldman Sachs or an Intermediary for its customers. Fees for personal and account maintenance services are paid pursuant to the Service Shares’ Service Plan and are subject to the requirements of Rule 12b-1 under the Investment Company Act. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.
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Restrictions on Excessive Trading Practices
Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.
As a deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”
Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, the Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.
Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.
Fund shares may be held through omnibus arrangements maintained by Intermediaries, such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus Employee Benefit Plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these Intermediaries may not have the capability or may not be willing to apply the Fund’s market timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these Intermediaries may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Intermediary or by certain customers of the Intermediary. Intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by Intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an Intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.
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Taxation
As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.
Unless your investment is through an Employee Benefit Plan or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.
DISTRIBUTIONS
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Funds are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income, while any distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.
Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. The preferential rate described above also applies to certain qualifying dividend income, but Fund distributions will not qualify for that favorable treatment and will also not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.
Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The character and tax status of all distributions will be available to shareholders after the close of each calendar year.
The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income. Shareholders of the Global Core Fixed Income Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to you. If the Fund makes such an election, the shareholders would also be required to include in their income their proportionate share of the foreign taxes covered by the election.
If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”
SALES AND EXCHANGES
Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
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OTHER INFORMATION
When you open your account, you should provide your Social Security Number or tax identification number on your account application. By law, the Fund must withhold 24% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the Internal Revenue Service (“IRS”) instructs the Fund to do so.
The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, for shares purchased on or after January 1, 2012, their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.
You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.
Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund Shares. Non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Funds. It is expected that the Fund will generally make designations of short-term gains, to the extent permitted, but the Fund does not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.
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Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks
The Fund will be subject to the risks associated with fixed income securities. These risks include, among others, interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.
A rising interest rate environment could cause the value of the Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair the Fund’s ability to achieve its investment objective. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.
To the extent the Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund invests therein.
To the extent the Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.
The Investment Advisers will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.
The Fund described in the Prospectus may have a target duration range. The Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted. The Investment Advisers may use derivative instruments to manage the duration of the Fund’s investment portfolio. These derivative instruments may include futures contracts, options on futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten or lengthen the duration of the Fund.
Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, the Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed
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income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and the Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur.
The Fund’s investments in derivative instruments, including financial futures contracts, options and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Fund are taxable to its shareholders.
Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in the Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Financial futures contracts used by the Fund include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”) of a three-month deposit. Further information is included in the Prospectus regarding futures contracts, swaps and other derivative instruments used by the Fund, including information on the risks presented by these instruments and other purposes for which they may be used by the Fund.
As discussed below, the Fund may invest in credit default swaps, which are derivative investments.
The Fund may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, the Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.
The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.
B. Other Portfolio Risks
Credit/Default Risks. Debt securities purchased by the Fund may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.
Debt securities rated BBB– or higher by Standard & Poor’s, or Baa3 or higher by Moody’s or having a comparable credit rating by an NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal.
Certain Funds may invest in fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.
Certain Funds also have credit rating requirements for the securities they buy, which are applied at the time of purchase. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: Standard & Poor’s, Moody’s and Fitch, Inc. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements.
A security satisfies the Fund’s credit rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s credit rating requirement at the time of purchase and is subsequently downgraded below a minimum rating requirement, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of the Fund and its shareholders.
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Appendix A
In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.
Risks of Derivative Investments.  The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Derivatives may be used for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to an Investment Adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by the Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker or counterparty with whom the Fund has an open derivative position. Losses may also arise if the Fund receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. If cash collateral is not invested, the Fund may be exposed to additional risk of loss in the event of the insolvency of its custodian holding such collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Using derivatives for nonhedging purposes presents greater risk of loss than derivatives used for hedging purposes.
Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.
Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.
Risks of Foreign Investments.  The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country,
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devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.
Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.
Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.
If the Fund focuses its investments in one or a few countries and currencies, the Fund may be subjected to greater risks than if the Fund’s assets were not geographically focused.
Risks of Sovereign Debt.  Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.
Risks of Emerging Countries.  The Fund may invest in securities of issuers located in, or otherwise economically tied to, emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for the Fund to invest in such emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.
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Appendix A
Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance could be inhibited.
Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.
The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.
Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.
The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.
The Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Fund’s currency exposure in emerging countries may not be covered by those techniques.
Certain Funds are limited with respect to how much they may invest in emerging countries debt. For purposes of applying the Fund’s respective limitation, “emerging market countries” include but are not limited to those considered to be developing by the World Bank. Generally, the Investment Adviser has broad discretion to identify other countries that it considers to qualify as emerging market countries. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities. Sovereign debt may also include nominal and real inflation-linked securities. In determining whether an issuer of corporate debt is in an emerging market country, the Investment Adviser will ordinarily do so by identifying the issuer’s “country of risk.” The issuer’s “country of risk” is determined based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Although the Investment Adviser will generally rely on an issuer’s “country of risk” as determined by Bloomberg, it is not required to do so, as long
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as the issuer is otherwise tied economically to an emerging market country. The Investment Adviser may (but is not required to) deem an issuer to be otherwise tied to an emerging market country if it derives at least 50% of its revenues and/or profits from goods produced, sales made or services provided in one or more emerging markets countries, measured at the time of purchase.
The Fund may invest directly in the domestic bond markets in Mainland China through the Mutual Bond Market Access between Mainland China and Hong Kong (“Bond Connect”). Investing through Bond Connect is subject to a number of distinct operational and regulatory risks in addition to risks typically associated with investments in emerging market countries, which may affect the Fund’s performance. Bond Connect’s order, clearance, and settlement procedures and systems are relatively untested and subject to change, which could pose risks to the Fund. Furthermore, the custody arrangements for investments made through Bond Connect may affect the Fund’s ability to enforce its rights as the beneficial owner of these investments.
Foreign Custody Risk.  The Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Risks of Illiquid Investments.  The Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.
Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How To Buy Shares—How Are Shares Priced?”
Risks of Structured Investment Vehicles.  Structured Investment Vehicles (“SIVs”) are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.
Temporary Investment Risks.  The Fund may, for temporary defensive purposes (and to the extent that it is permitted to invest in the following), invest up to 100% of its total assets in:
◼
U.S. Government Securities
◼
Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
◼
Certificates of deposit
◼
Bankers’ acceptances
◼
Repurchase agreements
◼
Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
◼
ETFs
◼
Other investment companies
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Appendix A
◼
Cash items
When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
Risks of Short Selling.  The Bond Fund, Core Fixed Income Fund, Income Fund and Strategic Income Fund may engage in short selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security, then must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a security, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the security at the time of the short sale.
The Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require the Fund to post as collateral other securities that it owns. If the Fund reinvests the cash proceeds, the Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, the Fund might be required to liquidate long and short positions at times or in amounts that may be disadvantageous to the Fund.
The Fund may make short sales against the box, in which the Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.
The SEC and financial industry regulatory authorities in other countries have imposed temporary prohibitions and restrictions on certain types of short sale transactions. These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the Investment Adviser to sell securities short on behalf of the Fund.
C. Portfolio Securities and Techniques
This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.
The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.
The Investment Adviser is subject to registration and regulation as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to its service as investment adviser to the Bond and Strategic Income Funds.
U.S. Government Securities.  The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.
U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).
U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.
U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due, or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Government Securities if it is not obligated to do so by law.
Custodial Receipts and Trust Certificates.  The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the
87

custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Mortgage-Backed Securities.  The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose the Fund to the risk of earning a lower rate of return upon reinvestment of principal.
The Fund may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.
Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-backed securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some mortgage-backed securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.
Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.
Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-backed securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.
To the extent the Fund concentrates its investments in pools of mortgage-backed securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.
Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse effect on the Fund to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.
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Appendix A
Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in the prevailing interest rates. There is no guarantee that private guarantors or insurers of an asset-backed security, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.
Municipal Securities.  The Fund may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which the Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest.
Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.
Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities in which the Fund may invest include private activity bonds, pre-refunded municipal securities and auction rate securities. Dividends paid by the Fund based on investments in Municipal Securities will be taxable.
The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.
In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.
Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s duration. Certain tender option bonds may be illiquid.
89

Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund that invests in such Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.
The Fund may invest in Municipal Securities issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. Such securities may be considered below investment grade or may be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of the Fund that holds such securities.
Brady Bonds and Similar Instruments.  Certain Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).
Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.
In addition, certain Funds may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.
Corporate Debt Obligations, Trust Preferred Securities and Convertible Securities.  The Fund may invest in corporate debt obligations, trust preferred securities and (except for Global Core Fixed Income Fund) convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. The Fund may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.
Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.
Bank Obligations.  The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
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Foreign Currency Transactions.  The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.
The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which presents additional risk.
The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).
The Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.
Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.
Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. The market in such forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.
The Fund is not required to post cash collateral with its counterparties in certain foreign currency transactions. Accordingly, the Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post cash collateral with its counterparties (which is the case with certain transactions). Where the Fund’s counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.
Collateralized Loan Obligations.  The Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees.
The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid investments. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such securities may be classified as liquid investments.
Structured Securities and Inverse Floaters.  The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.
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The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investments so that small changes in the value of the reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.
Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.
Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.
Floating and Variable Rate Obligations.  The Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.
Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating and variable rate obligations may have an adverse effect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.
For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds.  The Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.
Mortgage Dollar Rolls.  The Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between
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(a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.
Successful use of mortgage dollar rolls depends upon an Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss. The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.
Options on Securities, Securities Indices and Foreign Currencies.  A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may purchase and write (sell) put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and write (sell) put and call options on foreign currencies.
The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.
Yield Curve Options.  The Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.
Futures Contracts and Options and Swaps on Futures Contracts.  Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on U.S. and foreign exchanges.
The Fund may, to the extent consistent with its investment policies, purchase and sell futures contracts, purchase and write call and put options on futures contracts, and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.
Futures contracts and related options and swaps present the following risks:
◼
While the Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.
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Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
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The loss incurred by the Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.
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Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
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As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
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◼
Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
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Foreign exchanges may not provide the same protection as U.S. exchanges.
When-Issued Securities and Forward Commitments.  The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations.
Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. The collateral may consist of any type of security in which the Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.
If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.
The Fund, together with other registered investment companies having advisory agreements with the Investment Advisers or any of their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Borrowings and Reverse Repurchase Agreements.  The Fund can borrow money from banks and other financial institutions, and may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed or received). Borrowings and reverse repurchase agreements involve the use of leverage and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested.
Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Equity Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. The Fund may enter into some or all of the following swap transactions and option agreements, including interest rate swaps, mortgage swaps, credit swaps, currency swaps, total return swaps, options on swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.
Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security or pool of securities. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a party the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the party may also be required to pay the dollar value of that decline to the counterparty. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for another payment stream. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.
The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an
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Appendix A
underlying swap on agreed-upon terms, which generally entails a greater risk of loss than the Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
The Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when the Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.
When the Fund writes (sells) credit swaps on individual securities or instruments, the Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.
The use of interest rate, mortgage, credit, currency and total return and equity swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.
Currently, certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading are expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading do not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher amounts for uncleared swaps.
Other Investment Companies.  The Fund may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of total assets in securities of all investment companies.
Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies (including ETFs and money market funds) and business development companies beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those investment companies may be funds for which the Investment Advisers or any of their affiliates serves as investment adviser, administrator or distributor.
Additionally, to the extent that any Fund serves as an “acquired fund” to another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Investment Company Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).
The use of ETFs is generally intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose
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money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.
The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
Non-Investment Grade Fixed Income Securities.  Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Non-investment grade fixed income securities are also issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.
The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, the Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.
A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain.
The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause the Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Downgraded Securities.  After its purchase, a portfolio security may be assigned a lower rating or cease to be rated, which may affect the market value and liquidity of the security. If this occurs, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
Loan-Related Investments.  The Bond, Income Fund and Strategic Income Funds may invest in loan-related investments such as loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower (the “borrower”) which is administered and sold by a financial intermediary. The Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan interests may take the form of a direct or co-lending relationship with the borrower, an
96

Appendix A
assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a loan interest or when it acquires certain interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower.
An assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior Loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Longer interest rate reset periods generally increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. Second Lien Loans have the same characteristics as Senior Loans except that such loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Second Lien Loans typically have adjustable floating rate interest payments. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Preferred Stock, Warrants and Stock Purchase Rights.  The Fund (except for Global Core Fixed Income Fund) may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.
Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Equity Investments.  After its purchase, a portfolio investment (such as a convertible debt obligation) may convert to an equity security. Alternatively, the Fund may acquire equity securities in connection with a restructuring or other similar event related to one or more of its investments. If this occurs, the Fund may continue to hold the investment (or make additional purchases of that equity investment) if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
Asset Segregation.  As investment companies registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other
97

derivative instruments that do not cash settle, for example, the Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not a permissible offsetting position or a contractual “netting” agreement with respect to swaps (other than credit default swaps where the Fund is the protection seller). However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, the Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Forwards and futures contracts that do not cash settle may be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third party FCM or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Fund reserves the right to modify its asset segregation policies in the future in their discretion, consistent with the Investment Company Act and SEC or SEC staff guidance. By identifying assets equal to only its net obligations under certain instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund was required to identify assets equal to the full notional amount of the instrument.
In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed above. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires the Fund to trade derivatives (and other transactions that create future payment or delivery obligations) subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
98

Appendix B
Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years  (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request).
	Goldman Sachs Bond Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.54	$10.33	$10.06	$9.95	$10.14
Net investment income(a)	0.15	0.22	0.24	0.25	0.21
Net realized and unrealized gain (loss)	(0.66)	0.48	0.32	0.12	(0.19)
Total from investment operations	(0.51)	0.70	0.56	0.37	0.02
Distributions to shareholders from net investment income	(0.11)	(0.30)	(0.29)	(0.24)	(0.18)
Distributions to shareholders from net realized gains	—	(0.19)	—	—	—
Distributions to shareholders from return of capital	(0.09)	—	—	(0.02)	(0.03)
Total distributions	(0.20)	(0.49)	(0.29)	(0.26)	(0.21)
Net asset value, end of year	$9.83	$10.54	$10.33	$10.06	$9.95
Total return(b)	(4.92)%	6.56%	5.66%	3.84%	0.22%
Net assets, end of year (in 000s)	$58,088	$92,871	$84,503	$85,671	$101,231
Ratio of net expenses to average net assets	0.78%	0.78%	0.79%	0.80%	0.79%
Ratio of total expenses to average net assets	0.96%	0.93%	0.95%	1.00%	0.93%
Ratio of net investment income to average net assets	1.41%	2.03%	2.34%	2.59%	2.03%
Portfolio turnover rate(c)	627%	690%	742%	429%	372%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
99

	Goldman Sachs Bond Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.53	$10.32	$10.05	$9.95	$10.14
Net investment income(a)	0.07	0.14	0.16	0.18	0.13
Net realized and unrealized gain (loss)	(0.66)	0.48	0.32	0.11	(0.18)
Total from investment operations	(0.59)	0.62	0.48	0.29	(0.05)
Distributions to shareholders from net investment income	(0.07)	(0.22)	(0.21)	(0.17)	(0.12)
Distributions to shareholders from net realized gains	—	(0.19)	—	—	—
Distributions to shareholders from return of capital	(0.05)	—	—	(0.02)	(0.02)
Total distributions	(0.12)	(0.41)	(0.21)	(0.19)	(0.14)
Net asset value, end of year	$9.82	$10.53	$10.32	$10.05	$9.95
Total return(b)	(5.55)%	5.67%	4.88%	2.97%	(0.53)%
Net assets, end of year (in 000s)	$5,928	$11,437	$12,468	$8,217	$14,476
Ratio of net expenses to average net assets	1.53%	1.53%	1.54%	1.55%	1.54%
Ratio of total expenses to average net assets	1.70%	1.68%	1.70%	1.74%	1.68%
Ratio of net investment income to average net assets	0.65%	1.29%	1.53%	1.82%	1.29%
Portfolio turnover rate(c)	627%	690%	742%	429%	372%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
100

Appendix B

	Goldman Sachs Bond Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.53	$10.33	$10.05	$9.95	$10.14
Net investment income(a)	0.18	0.26	0.28	0.28	0.24
Net realized and unrealized gain (loss)	(0.64)	0.47	0.32	0.12	(0.18)
Total from investment operations	(0.46)	0.73	0.60	0.40	0.06
Distributions to shareholders from net investment income	(0.14)	(0.34)	(0.32)	(0.28)	(0.21)
Distributions to shareholders from net realized gains	—	(0.19)	—	—	—
Distributions to shareholders from return of capital	(0.10)	—	—	(0.02)	(0.04)
Total distributions	(0.24)	(0.53)	(0.32)	(0.30)	(0.25)
Net asset value, end of year	$9.83	$10.53	$10.33	$10.05	$9.95
Total return(b)	(4.61)%	6.82%	6.01%	4.19%	0.56%
Net assets, end of year (in 000s)	$116,520	$158,080	$133,067	$155,541	$314,928
Ratio of net expenses to average net assets	0.45%	0.45%	0.45%	0.46%	0.45%
Ratio of total expenses to average net assets	0.63%	0.60%	0.62%	0.64%	0.59%
Ratio of net investment income to average net assets	1.75%	2.36%	2.69%	2.89%	2.37%
Portfolio turnover rate(c)	627%	690%	742%	429%	372%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
101

	Goldman Sachs Bond Fund
	Service Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.54	$10.33	$10.05	$9.95	$10.14
Net investment income(a)	0.14	0.20	0.24	0.22	0.19
Net realized and unrealized gain (loss)	(0.66)	0.48	0.31	0.13	(0.18)
Total from investment operations	(0.52)	0.68	0.55	0.35	0.01
Distributions to shareholders from net investment income	(0.11)	(0.28)	(0.27)	(0.23)	(0.17)
Distributions to shareholders from net realized gains	—	(0.19)	—	—	—
Distributions to shareholders from return of capital	(0.08)	—	—	(0.02)	(0.03)
Total distributions	(0.19)	(0.47)	(0.27)	(0.25)	(0.20)
Net asset value, end of year	$9.83	$10.54	$10.33	$10.05	$9.95
Total return(b)	(5.08)%	6.39%	5.49%	3.67%	0.06%
Net assets, end of year (in 000s)	$94	$84	$45	$66	$410
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	0.96%	0.95%
Ratio of total expenses to average net assets	1.13%	1.09%	1.12%	1.11%	1.09%
Ratio of net investment income to average net assets	1.31%	1.83%	2.29%	2.28%	1.87%
Portfolio turnover rate(c)	627%	690%	742%	429%	372%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
102

Appendix B

	Goldman Sachs Bond Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.50	$10.30	$10.02	$9.92	$10.11
Net investment income(a)	0.18	0.25	0.27	0.28	0.23
Net realized and unrealized gain (loss)	(0.66)	0.47	0.32	0.11	(0.18)
Total from investment operations	(0.48)	0.72	0.59	0.39	0.05
Distributions to shareholders from net investment income	(0.13)	(0.33)	(0.31)	(0.27)	(0.20)
Distributions to shareholders from net realized gains	—	(0.19)	—	—	—
Distributions to shareholders from return of capital	(0.10)	—	—	(0.02)	(0.04)
Total distributions	(0.23)	(0.52)	(0.31)	(0.29)	(0.24)
Net asset value, end of year	$9.79	$10.50	$10.30	$10.02	$9.92
Total return(b)	(4.71)%	6.84%	5.82%	4.10%	0.47%
Net assets, end of year (in 000s)	$64,096	$68,314	$26,436	$33,495	$36,267
Ratio of net expenses to average net assets	0.53%	0.53%	0.54%	0.55%	0.54%
Ratio of total expenses to average net assets	0.71%	0.68%	0.70%	0.75%	0.68%
Ratio of net investment income to average net assets	1.70%	2.24%	2.61%	2.85%	2.27%
Portfolio turnover rate(c)	627%	690%	742%	429%	372%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
103

	Goldman Sachs Bond Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.53	$10.33	$10.05	$9.95	$10.14
Net investment income(a)	0.19	0.26	0.28	0.29	0.24
Net realized and unrealized gain (loss)	(0.66)	0.47	0.32	0.11	(0.18)
Total from investment operations	(0.47)	0.73	0.60	0.40	0.06
Distributions to shareholders from net investment income	(0.14)	(0.34)	(0.32)	(0.28)	(0.22)
Distributions to shareholders from net realized gains	—	(0.19)	—	—	—
Distributions to shareholders from return of capital	(0.10)	—	—	(0.02)	(0.03)
Total distributions	(0.24)	(0.53)	(0.32)	(0.30)	(0.25)
Net asset value, end of year	$9.82	$10.53	$10.33	$10.05	$9.95
Total return(b)	(4.60)%	6.93%	6.03%	4.10%	0.58%
Net assets, end of year (in 000s)	$71,588	$72,608	$84,920	$71,648	$70,350
Ratio of net expenses to average net assets	0.44%	0.44%	0.44%	0.45%	0.44%
Ratio of total expenses to average net assets	0.62%	0.59%	0.60%	0.65%	0.58%
Ratio of net investment income to average net assets	1.80%	2.39%	2.67%	2.95%	2.37%
Portfolio turnover rate(c)	627%	690%	742%	429%	372%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
104

Appendix B

	Goldman Sachs Bond Fund
	Class R Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.53	$10.32	$10.05	$9.94	$10.13
Net investment income(a)	0.12	0.20	0.23	0.23	0.18
Net realized and unrealized gain (loss)	(0.65)	0.47	0.30	0.12	(0.18)
Total from investment operations	(0.53)	0.67	0.53	0.35	—
Distributions to shareholders from net investment income	(0.11)	(0.27)	(0.26)	(0.22)	(0.16)
Distributions to shareholders from net realized gains	—	(0.19)	—	—	—
Distributions to shareholders from return of capital	(0.07)	—	—	(0.02)	(0.03)
Total distributions	(0.18)	(0.46)	(0.26)	(0.24)	(0.19)
Net asset value, end of year	$9.82	$10.53	$10.32	$10.05	$9.94
Total return(b)	(5.16)%	6.30%	5.40%	3.58%	(0.03)%
Net assets, end of year (in 000s)	$3,008	$5,030	$5,316	$19,263	$22,970
Ratio of net expenses to average net assets	1.03%	1.03%	1.04%	1.05%	1.04%
Ratio of total expenses to average net assets	1.21%	1.18%	1.22%	1.25%	1.18%
Ratio of net investment income to average net assets	1.14%	1.79%	2.24%	2.34%	1.78%
Portfolio turnover rate(c)	627%	690%	742%	429%	372%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
105

	Goldman Sachs Core Fixed Income Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.76	$10.79	$10.41	$10.23	$10.40
Net investment income(a)	0.12	0.14	0.22	0.25	0.19
Net realized and unrealized gain (loss)	(0.60)	0.29	0.51	0.19	(0.13)
Total from investment operations	(0.48)	0.43	0.73	0.44	0.06
Distributions to shareholders from net investment income	(0.14)	(0.21)	(0.27)	(0.26)	(0.23)
Distributions to shareholders from net realized gains	—	(0.25)	(0.08)	—	—
Distributions to shareholders from return of capital	(0.03)	—	—	—	—
Total distributions	(0.17)	(0.46)	(0.35)	(0.26)	(0.23)
Net asset value, end of year	$10.11	$10.76	$10.79	$10.41	$10.23
Total return(b)	(4.52)%	3.83%	7.07%	4.40%	0.56%
Net assets, end of year (in 000s)	$150,857	$164,129	$125,490	$57,754	$62,399
Ratio of net expenses to average net assets	0.71%	0.70%	0.74%	0.79%	0.79%
Ratio of total expenses to average net assets	0.80%	0.81%	0.84%	0.86%	0.84%
Ratio of net investment income to average net assets	1.13%	1.26%	2.07%	2.45%	1.82%
Portfolio turnover rate(c)	489%	575%	693%	396%	273%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
106

Appendix B

	Goldman Sachs Core Fixed Income Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.82	$10.84	$10.46	$10.29	$10.46
Net investment income(a)	0.04	0.06	0.15	0.17	0.11
Net realized and unrealized gain (loss)	(0.61)	0.29	0.50	0.19	(0.13)
Total from investment operations	(0.57)	0.35	0.65	0.36	(0.02)
Distributions to shareholders from net investment income	(0.07)	(0.12)	(0.19)	(0.19)	(0.15)
Distributions to shareholders from net realized gains	—	(0.25)	(0.08)	—	—
Distributions to shareholders from return of capital	(0.02)	—	—	—	—
Total distributions	(0.09)	(0.37)	(0.27)	(0.19)	(0.15)
Net asset value, end of year	$10.16	$10.82	$10.84	$10.46	$10.29
Total return(b)	(5.20)%	3.05%	6.25%	3.52%	(0.18)%
Net assets, end of year (in 000s)	$9,529	$12,416	$8,331	$6,585	$9,817
Ratio of net expenses to average net assets	1.46%	1.45%	1.50%	1.54%	1.54%
Ratio of total expenses to average net assets	1.55%	1.56%	1.60%	1.61%	1.59%
Ratio of net investment income to average net assets	0.37%	0.50%	1.37%	1.67%	1.09%
Portfolio turnover rate(c)	489%	575%	693%	396%	273%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
107

	Goldman Sachs Core Fixed Income Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.81	$10.83	$10.45	$10.27	$10.45
Net investment income(a)	0.16	0.17	0.26	0.27	0.23
Net realized and unrealized gain (loss)	(0.61)	0.30	0.51	0.21	(0.14)
Total from investment operations	(0.45)	0.47	0.77	0.48	0.09
Distributions to shareholders from net investment income	(0.17)	(0.24)	(0.31)	(0.30)	(0.27)
Distributions to shareholders from net realized gains	—	(0.25)	(0.08)	—	—
Distributions to shareholders from return of capital	(0.04)	—	—	—	—
Total distributions	(0.21)	(0.49)	(0.39)	(0.30)	(0.27)
Net asset value, end of year	$10.15	$10.81	$10.83	$10.45	$10.27
Total return(b)	(4.18)%	4.17%	7.41%	4.75%	0.81%
Net assets, end of year (in 000s)	$410,606	$645,062	$292,906	$181,702	$850,477
Ratio of net expenses to average net assets	0.38%	0.37%	0.41%	0.45%	0.45%
Ratio of total expenses to average net assets	0.47%	0.47%	0.51%	0.51%	0.50%
Ratio of net investment income to average net assets	1.45%	1.55%	2.46%	2.66%	2.20%
Portfolio turnover rate(c)	489%	575%	693%	396%	273%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
108

Appendix B

	Goldman Sachs Core Fixed Income Fund
	Service Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.81	$10.83	$10.46	$10.28	$10.45
Net investment income(a)	0.10	0.13	0.21	0.23	0.18
Net realized and unrealized gain (loss)	(0.60)	0.29	0.50	0.20	(0.14)
Total from investment operations	(0.50)	0.42	0.71	0.43	0.04
Distributions to shareholders from net investment income	(0.13)	(0.19)	(0.26)	(0.25)	(0.21)
Distributions to shareholders from net realized gains	—	(0.25)	(0.08)	—	—
Distributions to shareholders from return of capital	(0.03)	—	—	—	—
Total distributions	(0.16)	(0.44)	(0.34)	(0.25)	(0.21)
Net asset value, end of year	$10.15	$10.81	$10.83	$10.46	$10.28
Total return(b)	(4.74)%	3.65%	6.87%	4.23%	0.41%
Net assets, end of year (in 000s)	$1,115	$1,070	$1,141	$855	$1,035
Ratio of net expenses to average net assets	0.88%	0.87%	0.91%	0.95%	0.95%
Ratio of total expenses to average net assets	0.97%	0.98%	1.01%	1.02%	1.00%
Ratio of net investment income to average net assets	0.97%	1.11%	1.95%	2.28%	1.68%
Portfolio turnover rate(c)	489%	575%	693%	396%	273%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
109

	Goldman Sachs Core Fixed Income Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.77	$10.80	$10.42	$10.24	$10.41
Net investment income(a)	0.15	0.16	0.24	0.27	0.22
Net realized and unrealized gain (loss)	(0.61)	0.30	0.52	0.20	(0.13)
Total from investment operations	(0.46)	0.46	0.76	0.47	0.09
Distributions to shareholders from net investment income	(0.17)	(0.24)	(0.30)	(0.29)	(0.26)
Distributions to shareholders from net realized gains	—	(0.25)	(0.08)	—	—
Distributions to shareholders from return of capital	(0.03)	—	—	—	—
Total distributions	(0.20)	(0.49)	(0.38)	(0.29)	(0.26)
Net asset value, end of year	$10.11	$10.77	$10.80	$10.42	$10.24
Total return(b)	(4.37)%	4.09%	7.33%	4.66%	0.81%
Net assets, end of year (in 000s)	$269,988	$426,467	$122,100	$17,645	$45,129
Ratio of net expenses to average net assets	0.46%	0.45%	0.48%	0.54%	0.54%
Ratio of total expenses to average net assets	0.55%	0.56%	0.59%	0.60%	0.59%
Ratio of net investment income to average net assets	1.37%	1.46%	2.27%	2.66%	2.11%
Portfolio turnover rate(c)	489%	575%	693%	396%	273%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
110

Appendix B

	Goldman Sachs Core Fixed Income Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.82	$10.84	$10.46	$10.28	$10.45
Net investment income(a)	0.17	0.19	0.27	0.29	0.26
Net realized and unrealized gain (loss)	(0.62)	0.29	0.50	0.19	(0.16)
Total from investment operations	(0.45)	0.48	0.77	0.48	0.10
Distributions to shareholders from net investment income	(0.17)	(0.25)	(0.31)	(0.30)	(0.27)
Distributions to shareholders from net realized gains	—	(0.25)	(0.08)	—	—
Distributions to shareholders from return of capital	(0.04)	—	—	—	—
Total Distributions	(0.21)	(0.50)	(0.39)	(0.30)	(0.27)
Net asset value, end of year	$10.16	$10.82	$10.84	$10.46	$10.28
Total return(b)	(4.16)%	4.18%	7.41%	4.76%	0.92%
Net assets, end of year (in 000s)	$187,649	$39,378	$152,821	$219,927	$8,482
Ratio of net expenses to average net assets	0.37%	0.36%	0.40%	0.44%	0.43%
Ratio of total expenses to average net assets	0.46%	0.47%	0.50%	0.51%	0.47%
Ratio of net investment income to average net assets	1.56%	1.71%	2.51%	2.84%	2.50%
Portfolio turnover rate(c)	489%	575%	693%	396%	273%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
111

	Goldman Sachs Core Fixed Income Fund
	Class R Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.77	$10.79	$10.42	$10.24	$10.41
Net investment income(a)	0.09	0.12	0.20	0.22	0.17
Net realized and unrealized gain (loss)	(0.60)	0.29	0.50	0.20	(0.14)
Total from investment operations	(0.51)	0.41	0.70	0.42	0.03
Distributions to shareholders from net investment income	(0.13)	(0.18)	(0.25)	(0.24)	(0.20)
Distributions to shareholders from net realized gains	—	(0.25)	(0.08)	—	—
Distributions to shareholders from return of capital	(0.02)	—	—	—	—
Total distributions	(0.15)	(0.43)	(0.33)	(0.24)	(0.20)
Net asset value, end of year	$10.11	$10.77	$10.79	$10.42	$10.24
Total return(b)	(4.75)%	3.57%	6.70%	4.14%	0.31%
Net assets, end of year (in 000s)	$4,181	$4,864	$4,774	$4,444	$4,637
Ratio of net expenses to average net assets	0.96%	0.95%	1.00%	1.04%	1.04%
Ratio of total expenses to average net assets	1.05%	1.06%	1.10%	1.11%	1.09%
Ratio of net investment income to average net assets	0.88%	1.02%	1.88%	2.20%	1.63%
Portfolio turnover rate(c)	489%	575%	693%	396%	273%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
112

Appendix B

	Goldman Sachs Global Core Fixed Income Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$12.73	$12.72	$12.47	$12.17	$12.21
Net investment income(a)	0.07	0.14	0.14	0.17	0.09
Net realized and unrealized gain (loss)	(0.65)	0.54	0.47	0.31	0.08
Total from investment operations	(0.58)	0.68	0.61	0.48	0.17
Distributions to shareholders from net investment income	(0.11)	(0.32)	(0.20)	(0.18)	(0.21)
Distributions to shareholders from net realized gains	(0.04)	(0.35)	(0.16)	—	—
Total distributions	(0.15)	(0.67)	(0.36)	(0.18)	(0.21)
Net asset value, end of year	$12.00	$12.73	$12.72	$12.47	$12.17
Total return(b)	(4.53)%	5.15%	4.88%	3.99%	1.38%
Net assets, end of year (in 000s)	$45,557	$52,270	$42,358	$63,453	$78,752
Ratio of net expenses to average net assets	0.94%	1.00%	1.01%	1.03%	1.03%
Ratio of total expenses to average net assets	1.16%	1.17%	1.13%	1.20%	1.14%
Ratio of net investment income to average net assets	0.56%	1.07%	1.08%	1.39%	0.76%
Portfolio turnover rate(c)	461%	522%	610%	302%	172%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
113

	Goldman Sachs Global Core Fixed Income Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$12.62	$12.61	$12.37	$12.07	$12.11
Net investment income(a)	(0.03)	0.04	0.04	0.08	0.01
Net realized and unrealized gain	(0.64)	0.54	0.46	0.31	0.07
Total from investment operations	(0.67)	0.58	0.50	0.39	0.08
Distributions to shareholders from net investment income	(0.03)	(0.22)	(0.10)	(0.09)	(0.12)
Distributions to shareholders from net realized gains	(0.04)	(0.35)	(0.16)	—	—
Total distributions	(0.07)	(0.57)	(0.26)	(0.09)	(0.12)
Net asset value, end of year	$11.88	$12.62	$12.61	$12.37	$12.07
Total return(b)	(5.28)%	4.40%	4.06%	3.24%	0.68%
Net assets, end of year (in 000s)	$2,938	$4,799	$6,300	$8,725	$12,984
Ratio of net expenses to average net assets	1.70%	1.75%	1.76%	1.78%	1.74%
Ratio of total expenses to average net assets	1.91%	1.91%	1.88%	1.94%	1.89%
Ratio of net investment income (loss) to average net assets	(0.22)%	0.33%	0.33%	0.63%	0.05%
Portfolio turnover rate(c)	461%	522%	610%	302%	172%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher
114

Appendix B

	Goldman Sachs Global Core Fixed Income Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$12.70	$12.70	$12.45	$12.15	$12.19
Net investment income(a)	0.11	0.18	0.18	0.21	0.13
Net realized and unrealized gain	(0.65)	0.53	0.47	0.31	0.08
Total from investment operations	(0.54)	0.71	0.65	0.52	0.21
Distributions to shareholders from net investment income	(0.15)	(0.36)	(0.24)	(0.22)	(0.25)
Distributions to shareholders from net realized gains	(0.04)	(0.35)	(0.16)	—	—
Total distributions	(0.19)	(0.71)	(0.40)	(0.22)	(0.25)
Net asset value, end of year	$11.97	$12.70	$12.70	$12.45	$12.15
Total return(b)	(4.24)%	5.48%	5.22%	4.34%	1.72%
Net assets, end of year (in 000s)	$251,099	$282,633	$250,976	$252,456	$321,021
Ratio of net expenses to average net assets	0.63%	0.69%	0.69%	0.69%	0.69%
Ratio of total expenses to average net assets	0.83%	0.83%	0.79%	0.86%	0.80%
Ratio of net investment income to average net assets	0.87%	1.38%	1.37%	1.73%	1.08%
Portfolio turnover rate(c)	461%	522%	610%	302%	172%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
115

	Goldman Sachs Global Core Fixed Income Fund
	Service Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$12.63	$12.62	$12.38	$12.09	$12.12
Net investment income(a)	0.05	0.11	0.13	0.15	0.07
Net realized and unrealized gain	(0.65)	0.55	0.44	0.30	0.09
Total from investment operations	(0.60)	0.66	0.57	0.45	0.16
Distributions to shareholders from net investment income	(0.08)	(0.30)	(0.17)	(0.16)	(0.19)
Distributions to shareholders from net realized gains	(0.04)	(0.35)	(0.16)	—	—
Total distributions	(0.12)	(0.65)	(0.33)	(0.16)	(0.19)
Net asset value, end of year	$11.91	$12.63	$12.62	$12.38	$12.09
Total return(b)	(4.74)%	4.98%	4.71%	3.75%	1.31%
Net assets, end of year (in 000s)	$567	$653	$196	$1,930	$1,799
Ratio of net expenses to average net assets	1.13%	1.18%	1.19%	1.19%	1.19%
Ratio of total expenses to average net assets	1.33%	1.34%	1.30%	1.36%	1.30%
Ratio of net investment income to average net assets	0.37%	0.85%	1.02%	1.24%	0.60%
Portfolio turnover rate(c)	461%	522%	610%	302%	172%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
116

Appendix B

	Goldman Sachs Global Core Fixed Income Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$12.68	$12.67	$12.43	$12.13	$12.17
Net investment income(a)	0.10	0.17	0.17	0.20	0.12
Net realized and unrealized gain	(0.65)	0.54	0.46	0.31	0.08
Total from investment operations	(0.55)	0.71	0.63	0.51	0.20
Distributions to shareholders from net investment income	(0.14)	(0.35)	(0.23)	(0.21)	(0.24)
Distributions to shareholders from net realized gains	(0.04)	(0.35)	(0.16)	—	—
Total distributions	(0.18)	(0.70)	(0.39)	(0.21)	(0.24)
Net asset value, end of year	$11.95	$12.68	$12.67	$12.43	$12.13
Total return(b)	(4.31)%	5.43%	5.07%	4.25%	1.63%
Net assets, end of year (in 000s)	$60,048	$73,477	$47,717	$53,615	$62,988
Ratio of net expenses to average net assets	0.69%	0.75%	0.76%	0.78%	0.78%
Ratio of total expenses to average net assets	0.91%	0.92%	0.88%	0.95%	0.89%
Ratio of net investment income to average net assets	0.82%	1.31%	1.31%	1.64%	1.00%
Portfolio turnover rate(c)	461%	522%	610%	302%	172%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher
117

	Goldman Sachs Global Core Fixed Income Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$12.71	$12.70	$12.45	$12.16	$12.19
Net investment income(a)	0.11	0.19	0.17	0.21	0.15
Net realized and unrealized gain	(0.65)	0.53	0.48	0.30	0.07
Total from investment operations	(0.54)	0.72	0.65	0.51	0.22
Distributions to shareholders from net investment income	(0.15)	(0.36)	(0.24)	(0.22)	(0.25)
Distributions to shareholders from net realized gains	(0.04)	(0.35)	(0.16)	—	—
Total distributions	(0.19)	(0.71)	(0.40)	(0.22)	(0.25)
Net asset value, end of year	$11.98	$12.71	$12.70	$12.45	$12.16
Total return(b)	(4.23)%	5.49%	5.22%	4.35%	1.73%
Net assets, end of year (in 000s)	$272,464	$264,049	$311,837	$228,163	$268,413
Ratio of net expenses to average net assets	0.62%	0.68%	0.68%	0.68%	0.68%
Ratio of total expenses to average net assets	0.82%	0.82%	0.78%	0.85%	0.78%
Ratio of net investment income to average net assets	0.89%	1.40%	1.36%	1.74%	1.25%
Portfolio turnover rate(c)	461%	522%	610%	302%	172%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
118

Appendix B

	Goldman Sachs Income Fund
	Class A Shares
	Year Ended March 31		Period Ended March 31, 2020(a)
	2022	2021
Per Share Data
Net asset value, beginning of period	$10.25	$8.88	$10.00
Net investment income(b)	0.32	0.33	0.11
Net realized and unrealized gain (loss)	(0.59)	1.43	(1.11)
Total from investment operations	(0.27)	1.76	(1.00)
Distributions to shareholders from net investment income	(0.34)	(0.35)	(0.12)
Distributions to shareholders from net realized gains	(0.09)	(0.04)	—
Total distributions	(0.43)	(0.39)	(0.12)
Net asset value, end of period	$9.55	$10.25	$8.88
Total return(c)	(2.86)%	19.94%	(10.14)%
Net assets, end of period (in 000s)	$501	$501	$142
Ratio of net expenses to average net assets	0.97%	0.97%	0.98%(d)
Ratio of total expenses to average net assets	1.30%	1.71%	2.58%(d)
Ratio of net investment income to average net assets	3.12%	3.19%	3.44%(d)
Portfolio turnover rate(e)	139%	363%	110%
(a)
Commenced operations on December 3, 2019.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
119

	Goldman Sachs Income Fund
	Class C Shares
	Year Ended March 31		Period Ended March 31, 2020(a)
	2022	2021
Per Share Data
Net asset value, beginning of period	$10.25	$8.88	$10.00
Net investment income(b)	0.25	0.26	0.09
Net realized and unrealized gain (loss)	(0.60)	1.42	(1.12)
Total from investment operations	(0.35)	1.68	(1.03)
Distributions to shareholders from net investment income	(0.26)	(0.27)	(0.09)
Distributions to shareholders from net realized gains	(0.09)	(0.04)	—
Total distributions	(0.35)	(0.31)	(0.09)
Net asset value, end of period	$9.55	$10.25	$8.88
Total return(c)	(3.59)%	19.06%	(10.35)%
Net assets, end of period (in 000s)	$197	$77	$65
Ratio of net expenses to average net assets	1.72%	1.72%	1.73%(d)
Ratio of total expenses to average net assets	2.07%	2.71%	3.40%(d)
Ratio of net investment income to average net assets	2.52%	2.52%	2.67%(d)
Portfolio turnover rate(e)	139%	363%	110%
(a)
Commenced operations on December 3, 2019.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
120

Appendix B

	Goldman Sachs Income Fund
	Institutional Shares
	Year Ended March 31		Peiod Ended March 31, 2020(a)
	2022	2021
Per Share Data
Net asset value, beginning of period	$10.25	$8.88	$10.00
Net investment income(b)	0.36	0.37	0.12
Net realized and unrealized gain (loss)	(0.60)	1.42	(1.11)
Total from investment operations	(0.24)	1.79	(0.99)
Distributions to shareholders from net investment income	(0.37)	(0.38)	(0.13)
Distributions to shareholders from net realized gains	(0.09)	(0.04)	—
Total distributions	(0.46)	(0.42)	(0.13)
Net asset value, end of period	$9.55	$10.25	$8.88
Total return(c)	(2.54)%	20.34%	(10.03)%
Net assets, end of period (in 000s)	$25,483	$25,710	$22,264
Ratio of net expenses to average net assets	0.64%	0.64%	0.64%(d)
Ratio of total expenses to average net assets	0.98%	1.75%	2.53%(d)
Ratio of net investment income to average net assets	3.47%	3.63%	3.72%(d)
Portfolio turnover rate(e)	139%	363%	110%
(a)
Commenced operations on December 3, 2019.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
121

	Goldman Sachs Income Fund
	Investor Shares
	Year Ended March 31		Period Ended March 31, 2020(a)
	2022	2021
Per Share Data
Net asset value, beginning of period	$10.25	$8.88	$10.00
Net investment income(b)	0.35	0.36	0.12
Net realized and unrealized gain (loss)	(0.60)	1.43	(1.12)
Total from investment operations	(0.25)	1.79	(1.00)
Distributions to shareholders from net investment income	(0.36)	(0.38)	(0.12)
Distributions to shareholders from net realized gains	(0.09)	(0.04)	—
Total distributions	(0.45)	(0.42)	(0.12)
Net asset value, end of period	$9.55	$10.25	$8.88
Total return(c)	(2.62)%	20.24%	(10.06)%
Net assets, end of period (in 000s)	$118	$54	$45
Ratio of net expenses to average net assets	0.72%	0.72%	0.73%(d)
Ratio of total expenses to average net assets	1.05%	1.81%	2.62%(d)
Ratio of net investment income to average net assets	3.46%	3.54%	3.63%(d)
Portfolio turnover rate(e)	139%	363%	110%
(a)
Commenced operations on December 3, 2019.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
122

Appendix B

	Goldman Sachs Income Fund
	Class R6 Shares
	Year Ended March 31		Period Ended March 31, 2020(a)
	2022	2021
Per Share Data
Net asset value, beginning of period	$10.25	$8.88	$10.00
Net investment income(b)	0.36	0.37	0.12
Net realized and unrealized gain (loss)	(0.60)	1.43	(1.11)
Total from investment operations	(0.24)	1.80	(0.99)
Distributions to shareholders from net investment income	(0.37)	(0.39)	(0.13)
Distributions to shareholders from net realized gains	(0.09)	(0.04)	—
Total distributions	(0.46)	(0.43)	(0.13)
Net asset value, end of period	$9.55	$10.25	$8.88
Total return(c)	(2.53)%	20.35%	(10.03)%
Net assets, end of period (in 000s)	$53	$54	$45
Ratio of net expenses to average net assets	0.63%	0.63%	0.63%(d)
Ratio of total expenses to average net assets	0.97%	1.72%	2.52%(d)
Ratio of net investment income to average net assets	3.48%	3.64%	3.73%(d)
Portfolio turnover rate(e)	139%	363%	110%
(a)
Commenced operations on December 3, 2019.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
123

	Goldman Sachs Income Fund
	Class R Shares
	Year Ended March 31,		Peiod Ended March 31, 2020(a)
	2022	2021
Per Share Data
Net asset value, beginning of period	$10.25	$8.88	$10.00
Net investment income(b)	0.30	0.31	0.10
Net realized and unrealized gain (loss)	(0.60)	1.43	(1.11)
Total from investment operations	(0.30)	1.74	(1.01)
Distributions to shareholders from net investment income	(0.31)	(0.33)	(0.11)
Distributions to shareholders from net realized gains	(0.09)	(0.04)	—
Total distributions	(0.40)	(0.37)	(0.11)
Net asset value, end of period	$9.55	$10.25	$8.88
Total return(c)	(3.11)%	19.65%	(10.21)%
Net assets, end of period (in 000s)	$52	$54	$45
Ratio of net expenses to average net assets	1.22%	1.22%	1.23%(d)
Ratio of total expenses to average net assets	1.56%	2.32%	3.12%(d)
Ratio of net investment income to average net assets	2.89%	3.04%	3.13%(d)
Portfolio turnover rate(e)	139%	363%	110%
(a)
Commenced operations on December 3, 2019.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
124

Appendix B

	Goldman Sachs Strategic Income Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.41	$8.48	$9.28	$9.54	$9.70
Net investment income(a)	0.09	0.31	0.26	0.35	0.17
Net realized and unrealized gain (loss)	(0.20)	0.99	(0.78)	(0.31)	(0.25)
Total from investment operations	(0.11)	1.30	(0.52)	0.04	(0.08)
Distributions to shareholders from net investment income	—	(0.35)	—(b)	(0.05)	(0.05)
Distributions to shareholders from return of capital	(0.16)	(0.02)	(0.28)	(0.25)	(0.03)
Total distributions	(0.16)	(0.37)	(0.28)	(0.30)	(0.08)
Net asset value, end of year	$9.14	$9.41	$8.48	$9.28	$9.54
Total return(c)	(1.12)%	15.12%	(5.64)%	0.46%	(0.86)%
Net assets, end of year (in 000s)	$127,793	$126,488	$115,257	$202,337	$311,146
Ratio of net expenses to average net assets	1.01%	1.02%	1.01%	0.99%	0.95%
Ratio of total expenses to average net assets	1.07%	1.05%	1.04%	1.01%	0.95%
Ratio of net investment income to average net assets	0.94%	3.27%	2.84%	3.72%	1.81%
Portfolio turnover rate(d)	416%	722%	491%	169%	128%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
125

	Goldman Sachs Strategic Income Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.39	$8.46	$9.25	$9.52	$9.71
Net investment income(a)	0.02	0.24	0.19	0.28	0.10
Net realized and unrealized gain (loss)	(0.21)	0.98	(0.77)	(0.32)	(0.26)
Total from investment operations	(0.19)	1.22	(0.58)	(0.04)	(0.16)
Distributions to shareholders from net investment income	—	(0.27)	—(b)	(0.04)	(0.02)
Distributions to shareholders from return of capital	(0.09)	(0.02)	(0.21)	(0.19)	(0.01)
Total distributions	(0.09)	(0.29)	(0.21)	(0.23)	(0.03)
Net asset value, end of year	$9.11	$9.39	$8.46	$9.25	$9.52
Total return(c)	(1.82)%	14.24%	(6.27)%	(0.41)%	(1.60)%
Net assets, end of year (in 000s)	$22,237	$55,099	$89,308	$150,514	$252,929
Ratio of net expenses to average net assets	1.76%	1.77%	1.77%	1.74%	1.70%
Ratio of total expenses to average net assets	1.81%	1.80%	1.79%	1.76%	1.70%
Ratio of net investment income to average net assets	0.18%	2.54%	2.10%	2.97%	1.01%
Portfolio turnover rate(d)	416%	722%	491%	169%	128%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
126

Appendix B

	Goldman Sachs Strategic Income Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.42	$8.49	$9.28	$9.55	$9.70
Net investment income(a)	0.12	0.34	0.29	0.38	0.20
Net realized and unrealized gain (loss)	(0.20)	0.99	(0.76)	(0.32)	(0.25)
Total from investment operations	(0.08)	1.33	(0.47)	0.06	(0.05)
Distributions to shareholders from net investment income	—	(0.38)	(0.01)	(0.06)	(0.07)
Distributions to shareholders from return of capital	(0.19)	(0.02)	(0.31)	(0.27)	(0.03)
Total distributions	(0.19)	(0.40)	(0.32)	(0.33)	(0.10)
Net asset value, end of year	$9.15	$9.42	$8.49	$9.28	$9.55
Total return(b)	(0.83)%	15.62%	(5.31)%	0.71%	(0.49)%
Net assets, end of year (in 000s)	$376,645	$437,445	$564,586	$950,665	$3,849,088
Ratio of net expenses to average net assets	0.68%	0.69%	0.68%	0.65%	0.61%
Ratio of total expenses to average net assets	0.74%	0.71%	0.70%	0.66%	0.61%
Ratio of net investment income to average net assets	1.28%	3.61%	3.18%	4.10%	2.08%
Portfolio turnover rate(c)	416%	722%	491%	169%	128%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
127

	Goldman Sachs Strategic Income Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.42	$8.48	$9.28	$9.55	$9.70
Net investment income(a)	0.11	0.33	0.29	0.37	0.19
Net realized and unrealized gain (loss)	(0.21)	1.00	(0.78)	(0.32)	(0.24)
Total from investment operations	(0.10)	1.33	(0.49)	0.05	(0.05)
Distributions to shareholders from net investment income	—	(0.37)	(0.01)	(0.05)	(0.07)
Distributions to shareholders from return of capital	(0.18)	(0.02)	(0.30)	(0.27)	(0.03)
Total distributions	(0.18)	(0.39)	(0.31)	(0.32)	(0.10)
Net asset value, end of year	$9.14	$9.42	$8.48	$9.28	$9.55
Total return(b)	(0.90)%	15.52%	(5.40)%	0.61%	(0.56)%
Net assets, end of year (in 000s)	$18,592	$22,711	$25,179	$96,019	$189,884
Ratio of net expenses to average net assets	0.76%	0.77%	0.76%	0.74%	0.70%
Ratio of total expenses to average net assets	0.82%	0.80%	0.79%	0.76%	0.70%
Ratio of net investment income to average net assets	1.19%	3.53%	3.15%	3.98%	2.01%
Portfolio turnover rate(c)	416%	722%	491%	169%	128%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
128

Appendix B

	Goldman Sachs Strategic Income Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.41	$8.48	$9.28	$9.55	$9.70
Net investment income(a)	0.14	0.34	0.29	0.35	0.21
Net realized and unrealized gain (loss)	(0.22)	0.99	(0.77)	(0.29)	(0.26)
Total from investment operations	(0.08)	1.33	(0.48)	0.06	(0.05)
Distributions to shareholders from net investment income	—	(0.38)	(0.01)	(0.10)	(0.06)
Distributions to shareholders from return of capital	(0.19)	(0.02)	(0.31)	(0.23)	(0.04)
Total distributions	(0.19)	(0.40)	(0.32)	(0.33)	(0.10)
Net asset value, end of year	$9.14	$9.41	$8.48	$9.28	$9.55
Total return(b)	(0.71)%	15.51%	(5.30)%	0.70%	(0.48)%
Net assets, end of year (in 000s)	$19,883	$4,023	$6,779	$25,882	$24,628
Ratio of net expenses to average net assets	0.67%	0.68%	0.67%	0.64%	0.60%
Ratio of total expenses to average net assets	0.73%	0.70%	0.69%	0.66%	0.60%
Ratio of net investment income to average net assets	1.47%	3.63%	3.16%	3.73%	2.14%
Portfolio turnover rate(c)	416%	722%	491%	169%	128%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
129

	Goldman Sachs Strategic Income Fund
	Class R Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.40	$8.47	$9.26	$9.53	$9.70
Net investment income(a)	0.07	0.29	0.24	0.32	0.14
Net realized and unrealized gain (loss)	(0.21)	0.98	(0.77)	(0.31)	(0.25)
Total from investment operations	(0.14)	1.27	(0.53)	0.01	(0.11)
Distributions to shareholders from net investment income	—	(0.32)	—	(0.05)	(0.04)
Distributions to shareholders from return of capital	(0.14)	(0.02)	(0.26)	(0.23)	(0.02)
Total distributions	(0.14)	(0.34)	(0.26)	(0.28)	(0.06)
Net asset value, end of year	$9.12	$9.40	$8.47	$9.26	$9.53
Total return(b)	(1.35)%	14.98%	(5.89)%	0.10%	(1.12)%
Net assets, end of year (in 000s)	$2,520	$2,539	$3,056	$4,986	$7,361
Ratio of net expenses to average net assets	1.26%	1.27%	1.27%	1.24%	1.20%
Ratio of total expenses to average net assets	1.32%	1.30%	1.29%	1.26%	1.20%
Ratio of net investment income to average net assets	0.70%	3.04%	2.59%	3.46%	1.46%
Portfolio turnover rate(c)	416%	722%	491%	169%	128%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
130

Appendix C
Additional Information About Sales Charge Variations,
Waivers and Discounts
The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from the Fund or through an Intermediary. Intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the Prospectus and are disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the Prospectus. To the extent an Intermediary notifies the Investment Adviser or Distributor of its intention to impose sales charges or have sales charge waivers and/or discounts that differ from those described in the Prospectus, such information provided by that Intermediary will be disclosed in this Appendix.
In all instances, it is your responsibility to notify your Intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your Intermediary with questions regarding your eligibility for applicable sales charge variations, waivers and discounts or for additional information regarding your Intermediary’s policies for implementing particular sales charge variations, waivers and discounts. For waivers and discounts not available through a particular Intermediary, shareholders will have to purchase shares directly from a Fund or through another Intermediary to receive these waivers or discounts.
In addition to different sales charge variations, waivers and discounts, Intermediaries may have different share class exchange privileges that vary from those described in the Prospectus. You should contact your Intermediary to understand the exchange privileges available to you. The information provided below for a particular Intermediary is reproduced based on information provided by that Intermediary. An Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Funds, the Investment Adviser or the Distributor.
MERRILL LYNCH
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch
◼
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
◼
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
◼
Shares purchased through a Merrill Lynch affiliated investment advisory program
◼
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
◼
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
◼
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
◼
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
◼
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus
◼
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on Class A and Class C Shares Available at Merrill Lynch
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Funds’ prospectus
◼
Return of excess contributions from an IRA Account
131

◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
◼
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
◼
Shares acquired through a right of reinstatement
◼
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
◼
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-End Load Discounts Available at Merrill Lynch: Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in this prospectus
◼
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Funds’ prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
AMERIPRISE FINANCIAL
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
◼
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
◼
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
◼
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
MORGAN STANLEY WEALTH MANAGEMENT
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
◼
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
◼
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
◼
Shares purchased through a Morgan Stanley self-directed brokerage account
◼
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
132

Appendix C
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares Available at Raymond James
◼
Shares purchased in an investment advisory program.
◼
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
◼
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
◼
A Shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A and Class C Shares Available at Raymond James
◼
Death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
◼
Return of excess contributions from an IRA Account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.
◼
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
◼
Shares acquired through a Right of Reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in this Prospectus.
◼
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
◼
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
JANNEY MONTGOMERY SCOTT LLC
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Funds’ Prospectus or SAI.
Front-End Sales Charge* Waivers on Class A Shares Available at Janney
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
◼
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
133

◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
◼
Shares acquired through a right of reinstatement.
◼
Class C Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares Available at Janney
◼
Shares sold upon the death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the Funds’ Prospectus.
◼
Shares purchased in connection with a return of excess contributions from an IRA account.
◼
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the Funds’ Prospectus.
◼
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
◼
Shares acquired through a right of reinstatement.
◼
Shares exchanged into the same share class of a different fund.
Front-End Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in the Funds’ Prospectus.
◼
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
◼
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*
Also referred to as an “initial sales charge.”
EDWARD D. JONES & CO., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Goldman Sachs Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
◼
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
◼
The applicable sales charge on a purchase of Class A Shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Goldman Sachs Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
◼
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
◼
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
134

Appendix C
Letter of Intent (“LOI”)
◼
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
◼
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
◼
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
◼
Shares purchased in an Edward Jones fee-based program.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
◼
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
◼
Shares exchanged into Class A Shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
◼
Exchanges from Class C Shares to Class A Shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
◼
The death or disability of the shareholder.
◼
Systematic withdrawals with up to 10% per year of the account value.
◼
Return of excess contributions from an Individual Retirement Account (IRA).
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
◼
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
◼
Shares exchanged in an Edward Jones fee-based program.
◼
Shares acquired through NAV reinstatement.
◼
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
◼
Initial purchase minimum: $250
◼
Subsequent purchase minimum: none
Minimum Balances
◼
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
◼
A fee-based account held on an Edward Jones platform
◼
A 529 account held on an Edward Jones platform
◼
An account with an active systematic investment plan or letter of intent (LOI)
135

Exchanging Share Classes
◼
At any time it deems necessary, Edward Jones has the authority to change a share class to Class A shares of the same fund at NAV.
OPPENHEIMER & CO. INC.
Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
◼
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
◼
Shares purchased by or through a 529 Plan
◼
Shares purchased through a OPCO affiliated investment advisory program
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
◼
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
◼
Employees and registered representatives of OPCO or its affiliates and their family members
◼
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
◼
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
◼
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in this prospectus.
◼
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
ROBERT W. BAIRD & CO. (“BAIRD”)
Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI
Front-End Sales Charge Waivers on Class A Shares Available at Baird
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
◼
Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
◼
Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
◼
A shareholder in the Funds Class C shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
136

Appendix C
◼
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and C Shares Available at Baird
◼
Shares sold due to death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
◼
Shares bought due to returns of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus
◼
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
◼
Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
◼
Breakpoints as described in this prospectus
◼
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time
137

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Multi Sector Fixed Income Funds Prospectus

FOR MORE INFORMATION
Annual/Semi-Annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.
Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).
The Fund’s annual and semi-annual reports and SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.gsamfunds.com/mutualfunds.
From time to time, certain announcements and other information regarding the Fund may be found at
http://www.gsamfunds.com/announcements-ind for individual investors or http://www.gsamfunds.com/announcements for advisers.
To obtain other information and for shareholder inquiries:
	Institutional, Service & Class R6	Class A, C, Investor & R
◼ By telephone:	1-800-621-2550	1-800-526-7384
◼ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606	Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121
◼ On the Internet:	SEC EDGAR database – http://www.sec.gov
Other information about the Fund is available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Fund's investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman Sachs & Co. LLC
MSFIPRO-22

Prospectus
July 29, 2022

GOLDMAN SACHS MULTI SECTOR FIXED INCOME FUNDS

THE SECURITIES AND EXCHANGE COMMISSION AND COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND
INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

◼
Goldman Sachs Bond Fund
◼
Class P Shares: GMVPX
◼
Goldman Sachs Core Fixed Income Fund
◼
Class P Shares: GAKPX
◼
Goldman Sachs Global Core Fixed Income Fund
◼
Class P Shares: GGXPX
◼
Goldman Sachs Income Fund
◼
Class P Shares: GSCUX
◼
Goldman Sachs Strategic Income Fund
◼
Class P Shares: GSOPX

Goldman Sachs Bond Fund—Summary
Investment Objective
The Goldman Sachs Bond Fund (the “Fund”)  seeks a total return consisting of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.41%
Other Expenses	0.21%
Total Annual Fund Operating Expenses	0.62%
Expense Limitation[1]	(0.18%)
Total Annual Fund Operating Expenses After Expense Limitation	0.44%
1
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets through at least July 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$45	$180	$328	$757

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 627% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in bonds and other fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”), corporate debt securities, privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage-Backed Securities” and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed Securities”), asset-backed securities (including collateralized loan obligations), high yield non-investment grade securities (securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser
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to be of comparable credit quality). The Fund may also invest in custodial receipts, fixed income securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) (“Municipal Securities”) and convertible securities. The Fund may also engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in derivatives, including (but not limited to) forwards, interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. The Fund may invest in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar. The Fund may invest up to 15% of its total assets measured at the time of purchase (“Total Assets”) in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”). The Fund may also purchase securities of issuers in default.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund may utilize short positions to implement macro views on securities valuations, long term views on relative value or short term views on security mispricings, as well as any other views the Investment Adviser deems appropriate. For example, the Fund may enter into a TBA agreement to sell an Agency Mortgage-Backed Security that it believes will underperform. The Fund will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale.
Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund’s investments in non-investment grade securities (i.e., junk bonds) will not exceed 25% of its Total Assets at the time of purchase. Otherwise, the Fund invests in fixed income securities rated at least BBB– or Baa3 at the time of purchase. Securities will either be rated by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable credit quality.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Aggregate Bond Index (the “Index”), plus or minus 2.5 years, and over the last five years ended June 30, 2022, the duration of the Index has ranged between 5.69 and 6.78 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Investment Adviser employs a fundamental investment process that may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
The Fund’s benchmark index is the Bloomberg U.S. Aggregate Bond Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Collateralized Loan Obligations Risk.  The Fund may invest in collateralized loan obligations ("CLOs") and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral
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may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of  forwards, interest rate futures, interest rate swaps, credit default swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the yield and liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
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Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Non-Investment Grade Fixed Income Securities Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover may involve correspondingly greater expenses  which must be borne by the Fund and its shareholders, and is also  likely to result in short-term capital gains taxable to shareholders.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
Short Position Risk. The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
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CALENDAR YEAR (CLASS P)

	Returns	Quarter ended
Year-to-Date Return	-12.48%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	7.13%	June 30, 2020
Worst Quarter Return	-4.40%	March 31, 2021

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Class P Shares			4/20/2018
Returns Before Taxes	-2.27%	5.37%
Returns After Taxes on Distributions	-3.19%	4.08%
Returns After Taxes on Distributions and Sale of Fund Shares	-1.34%	3.63%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	-1.54%	4.52%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Manager: Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, has managed the Fund since 2019.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
For important tax information, please see “Tax Information” on page 30 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 30 of the Prospectus.
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Goldman Sachs Core Fixed Income Fund—Summary
Investment Objective
The Goldman Sachs Core Fixed Income Fund (the “Fund”)  seeks a total return consisting of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.38%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.46%
Fee Waiver and Expense Limitation[1]	(0.09%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.37%
1
The Investment Adviser has agreed to (i) waive a portion of the management fee in order to achieve an effective net management fee rate of 0.33% as an annual percentage rate of average daily net assets of the Fund; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service and shareholder administration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.014% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$38	$139	$249	$570

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 489% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”), corporate debt securities, privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private
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Mortgage-Backed Securities” and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed Securities”) and asset-backed securities (including collateralized loan obligations). The Fund may also invest in custodial receipts, fixed income securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) (“Municipal Securities”) and convertible securities.
The Fund may also engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund may utilize short positions to implement macro views on securities valuations, long term views on relative value or short term views on security mispricings, as well as any other views the Investment Adviser deems appropriate. For example, the Fund may enter into a TBA agreement to sell an Agency Mortgage-Backed Security that it believes will underperform. The Fund will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its total assets measured at the time of purchase (“Total Assets”), and 10% of the Fund’s Total Assets may be invested in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”). Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s Total Assets.
The Fund may invest in fixed income securities rated at least BBB– or Baa3 at the time of purchase. Securities will either be rated by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable credit quality.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Aggregate Bond Index (the “Index”) plus or minus one year, and over the last five years ended June 30, 2022, the duration of the Index has ranged between 5.69 and 6.78 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
“Core” in the Fund’s name means that the Fund focuses its investments in intermediate and long-term investment grade bonds.
The Investment Adviser employs a fundamental investment process that may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
The Fund’s benchmark index is the Bloomberg U.S. Aggregate Bond Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Collateralized Loan Obligations Risk.  The Fund may invest in collateralized loan obligations ("CLOs") and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with
7

loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Credit/Default Risk. An issuer or guarantor of fixed income securities  or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities  or instruments may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising.
Derivatives Risk. The Fund's use of  forwards, interest rate futures, interest rate swaps, credit default swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the yield and liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
8

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover may involve correspondingly greater expenses  which must be borne by the Fund and its shareholders, and also may result in short-term capital gains taxable to shareholders.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
Short Position Risk. The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
9

CALENDAR YEAR (CLASS P)

	Returns	Quarter ended
Year-to-Date Return	-11.45%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	5.63%	June 30, 2020
Worst Quarter Return	-3.77%	March 31, 2021

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Class P Shares			4/20/2018
Returns Before Taxes	-1.76%	5.18%
Returns After Taxes on Distributions	-2.52%	3.81%
Returns After Taxes on Distributions and Sale of Fund Shares	-1.04%	3.42%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	-1.54%	4.52%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Manager:  Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, has managed the Fund since 2019.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
For important tax information, please see “Tax Information” on page 30 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 30 of the Prospectus.
10

Goldman Sachs Global Core Fixed Income Fund—Summary
Investment Objective
The Goldman Sachs Global Core Fixed Income Fund (the “Fund”)  seeks a total return consisting of capital appreciation and income.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.65%
Other Expenses	0.18%
Total Annual Fund Operating Expenses	0.83%
Expense Limitation[1]	(0.23%)
Total Annual Fund Operating Expenses After Expense Limitation	0.60%
1
The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.56% as an annual percentage rate of average daily net assets of the Fund; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service and shareholder administration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$61	$242	$438	$1,004

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 461% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a portfolio of fixed income securities of U.S. and foreign issuers. Foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. dollar. The Fund also enters into transactions in foreign currencies, typically through the use of forward contracts and swap contracts. The Fund may also
11

engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in derivatives, including (but not limited to) forwards, interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. Under normal market conditions, the Fund will:
◼
Have at least 30% of its Net Assets, after considering the effect of currency positions, denominated in U.S. dollars
◼
Have investments economically tied to at least three countries, including the United States
◼
Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations
The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers economically tied to each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund’s total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”) up to the weight of emerging countries debt in the Fund’s benchmark index plus 10% of its total assets measured at the time of purchase (“Total Assets”).
The fixed income securities in which the Fund may invest include:
◼
Securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”), and custodial receipts therefor
◼
Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities
◼
Corporate debt securities
◼
Certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion
◼
Commercial paper
◼
Privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage- Backed Securities” and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed Securities”) and asset-backed securities (including collateralized loan obligations)
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund may invest in fixed income securities rated at least BBB– or Baa3 at the time of purchase, and at least 25% of the Fund’s Total Assets will be invested in fixed income securities rated at least AAA or Aaa at the time of purchase. Securities will either be rated by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable credit quality.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg Global Aggregate Bond (Gross, USD, Hedged) Index (the “Index”), plus or minus 2.5 years, and over the last five years ended June 30, 2022, the duration of the Index has ranged between 6.96 and 7.59 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price. Subject to the above, there are no limits on the length of remaining maturities of securities held by the Fund. The approximate interest rate sensitivity of the Fund is generally comparable to that of a 6 year bond.
“Core” in the Fund’s name means that the Fund focuses its investments in intermediate and long-term investment grade bonds.
The Investment Adviser employs a fundamental investment process that may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
The Fund seeks a return in excess of its benchmark index, the Bloomberg Global Aggregate Bond Index.
12

Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Collateralized Loan Obligations Risk.  The Fund may invest in collateralized loan obligations ("CLOs") and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Credit/Default Risk. An issuer or guarantor of fixed income securities  or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities  or instruments may deteriorate rapidly, which may impair the Fund's liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising.
Derivatives Risk. The Fund's use of  forwards, interest rate futures, interest rate swaps, credit default swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the yield and liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in
13

investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-backed securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover may involve correspondingly greater expenses  which must be borne by the Fund and its shareholders, and also may result in short-term capital gains taxable to shareholders.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
Sovereign Default Risk.  An issuer of non-U.S. sovereign debt, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of borrowing rates, foreign debt or foreign currency exchange rates.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
14

CALENDAR YEAR (CLASS P)

	Returns	Quarter ended
Year-to-Date Return	-10.55%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	5.53%	June 30, 2020
Worst Quarter Return	-3.44%	March 31, 2021

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Class P Shares			4/20/2018
Returns Before Taxes	-2.29%	4.50%
Returns After Taxes on Distributions	-2.89%	3.56%
Returns After Taxes on Distributions and Sale of Fund Shares	-1.31%	3.27%
Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged) (reflects no deduction for fees or expenses)	-1.39%	3.90%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management International is the investment adviser for the Fund (the “Investment Adviser” or “GSAMI”).
Portfolio Managers:  Simon Dangoor, Managing Director, Head of Macro Rates Investing, has managed the Fund since 2019; and Sophia Ferguson, Vice President, has managed the Fund since 2022.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
For important tax information, please see “Tax Information” on page 30 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 30 of the Prospectus.
15

Goldman Sachs Income Fund—Summary
Investment Objective
The Goldman Sachs Income Fund (the “Fund”)  seeks a high level of current income, and secondarily, capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.55%
Other Expenses	0.42%
Total Annual Fund Operating Expenses	0.97%
Expense Limitation[1]	(0.34%)
Total Annual Fund Operating Expenses After Expense Limitation	0.63%
1
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.054% of the Fund’s average daily net assets. This arrangement will remain in effect through at least July 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same  (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$64	$275	$503	$1,159

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 139% of the average value of its portfolio.
Principal Strategy
The Fund invests in a multi-sector portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments of varying maturities. The Fund’s investment sectors include, but are not limited to: (a) government securities, (b) corporate debt securities, (c) commercial and residential mortgage-backed securities, (d) asset-backed securities (including collateralized loan obligations (“CLOs”)) and (e) emerging countries debt denominated in both U.S. dollars and foreign currencies. The Fund may not have exposure to all of these investment sectors, and the Fund’s exposure to any one investment sector may vary over time.
Under normal circumstances, the Fund may invest in U.S. Government securities (such as U.S. Treasury securities or Treasury inflation protected securities and including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”)), non-U.S. sovereign debt, agency securities, corporate debt securities, privately
16

issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage-Backed Securities” and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed Securities”), asset-backed securities (including CLOs), custodial receipts, municipal securities, loan participations and loan assignments and convertible securities. The Fund’s investments in loan participations and loan assignments may include, but are not limited to: (a) senior secured floating rate and fixed rate loans or debt (“Senior Loans”), (b) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”) and (c) other types of secured or unsecured loans with fixed, floating or variable interest rates. The Fund may invest in fixed income securities of any maturity.
Non-investment grade fixed income securities are securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality.
The Fund may invest up to 35% of its total assets measured at the time of purchase (“Total Assets”) in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”). Such investments may include sovereign debt issued by emerging countries that have sovereign ratings below investment grade or that are unrated. The Fund’s investments may be denominated in currencies other than the U.S. dollar.
The Fund may invest up to 10% of its Total Assets in privately issued corporate debt securities and other obligations issued by private companies, including privately issued credit obligations and related instruments, and up to an additional 10% of its Total Assets in equity investments, including preferred securities and dividend paying common stocks.
The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in other derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate, interest rate or index. The Fund’s investments in derivatives may include, in addition to forward foreign currency exchange contracts, futures contracts (including interest rate futures and treasury and sovereign bond futures), options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility, interest rate and currency swaps), and other forward contracts. The Fund may use derivatives instead of buying and selling bonds to manage duration, to gain exposure or to short individual securities or to gain exposure to a credit or asset backed index. The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency mortgage-backed securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund will benefit to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The Fund uses short positions and derivatives for both investment and hedging purposes.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund’s target average duration range under normal interest rate conditions is expected to be between 0 and 8 years, and over the last five years ended June 30, 2022, the duration of the Bloomberg U.S. Aggregate Bond Index has ranged between 5.69 and 6.78 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%.
Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Investment Adviser employs a fundamental investment process that may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
The Fund’s benchmark index is the Bloomberg U.S. Aggregate Bond Index.
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Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Collateralized Loan Obligations Risk.  The Fund may invest in collateralized loan obligations ("CLOs") and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of options, futures, forwards, swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the London Interbank Offered Rate (“LIBOR”) or Secured Overnight Financing Rate (“SOFR”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
LIBOR is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations. At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023.
The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.
SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and
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other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the yield and liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund  may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender or counterparty (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund , may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund  may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund's redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property
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securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Municipal Securities Risk.  Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.
Non-Hedging Foreign Currency Trading Risk.  The Fund may engage in forward foreign currency transactions for hedging and non-hedging purposes. The Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Fund. Some of these transactions may also be subject to interest rate risk.
Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
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Short Position Risk. The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited.
Sovereign Default Risk.  An issuer of non-U.S. sovereign debt, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of borrowing rates, foreign debt or foreign currency exchange rates.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS P)

	Returns	Quarter ended
Year-to-Date Return	-14.25%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	12.56%	June 30, 2020
Worst Quarter Return	-11.08%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Class P Shares			12/3/2019
Returns Before Taxes	1.38%	5.67%
Returns After Taxes on Distributions	-0.43%	3.30%
Returns After Taxes on Distributions and Sale of Fund Shares	0.81%	3.12%
Bloomberg US Aggregate Bond Index (reflects no deduction for fees or expenses)	-1.54%	2.58%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
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Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, has managed the Fund since 2019; Ron Arons, Managing Director, has managed the Fund since 2019; and Aakash Thombre, Vice President, has managed the Fund since 2020.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
For important tax information, please see “Tax Information” on page 30 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 30 of the Prospectus.
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Goldman Sachs Strategic Income Fund—Summary
Investment Objective
The Goldman Sachs Strategic Income Fund (the “Fund”)  seeks total return comprised of income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.60%
Other Expenses	0.13%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses[1]	0.75%
Expense Limitation[2]	(0.06%)
Total Annual Fund Operating Expenses After Expense Limitation[1]	0.69%
1
The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Expense Limitation” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
2
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.054% of the Fund’s average daily net assets through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$70	$234	$411	$925

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 416% of the average value of its portfolio.
Principal Strategy
The Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. Government securities (such as U.S. Treasury securities or Treasury inflation protected securities and including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”)), non-U.S. sovereign debt, agency securities, corporate debt securities, privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage-Backed Securities”
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and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed Securities”), asset-backed securities (including collateralized loan obligations (“CLOs”)), custodial receipts, municipal securities, loan participations and loan assignments and convertible securities. The Fund’s investments in loan participations and loan assignments may include, but are not limited to: (a) senior secured floating rate and fixed rate loans or debt (“Senior Loans”), (b) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”) and (c) other types of secured or unsecured loans with fixed, floating or variable interest rates. The Fund may invest in fixed income securities of any maturity.
Non-investment grade fixed income securities are securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality.
The Fund may invest in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”). Such investments may include sovereign debt issued by emerging countries that have sovereign ratings below investment grade or that are unrated. There is no limitation to the amount the Fund invests in non-investment grade or emerging market securities. From time to time, the Fund may also invest in preferred stock. The Fund’s investments may be denominated in currencies other than the U.S. dollar.
The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in other derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate, interest rate or index. The Fund’s investments in derivatives may include, in addition to forward foreign currency exchange contracts, futures contracts (including interest rate futures and treasury and sovereign bond futures), options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility, interest rate and currency swaps), and other forward contracts. The Fund may use derivatives instead of buying and selling bonds to manage duration, to gain exposure or to short individual securities or to gain exposure to a credit or asset backed index. The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund may utilize short positions to implement macro views on securities valuations, long term views on relative value or short term views on security mispricings, as well as any other views the Investment Adviser deems appropriate. For example, the Fund may enter into a TBA agreement to sell an Agency Mortgage-Backed Security that it believes will underperform. The Fund will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
“Strategic” in the Fund’s name means that the Fund seeks both current income and capital appreciation as elements of total return. The Fund attempts to exploit pricing anomalies throughout the global fixed income and currency markets. Additionally, the Fund uses short positions and derivatives for both investment and hedging purposes. The Fund may sell investments that the portfolio managers believe are no longer favorable with regard to these factors.
The Investment Adviser employs a fundamental investment process that may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
The Fund’s benchmark index is the ICE BofAML Three-Month U.S. Treasury Bill Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. The Investment Adviser will not manage the investment program of the Fund by reference to a benchmark index (i.e., unconstrained). By removing benchmark constraints, the Fund is able to invest across the global fixed income spectrum without sector, quality, maturity or market capitalization limitations, including in asset classes in which more traditional or benchmark-constrained fixed income funds do not typically invest (or do not invest to such an extent). Due to this flexible strategy, the Fund’s risk exposure, as well as the degree to which any particular risk impacts the Fund, may vary over time based on the then existing market, economic and investment conditions. The Fund may underperform traditional fixed income indices. There can be no assurance that the discretionary element of the investment processes of the Investment Adviser will be exercised in a manner that is successful or that is not adverse to the Fund, or that
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the Fund will outperform more traditional or benchmark-constrained fixed income funds. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund’s principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Collateralized Loan Obligations Risk.  The Fund may invest in collateralized loan obligations ("CLOs") and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of options, futures, forwards, swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the London Interbank Offered Rate (“LIBOR”) or Secured Overnight Financing Rate (“SOFR”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
LIBOR is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations. At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023.
The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.
SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or
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custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the yield and liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund  may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender or counterparty (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund , may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund  may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund's redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of
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the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Municipal Securities Risk.  Municipal securities are subject to credit/default risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level.
Non-Hedging Foreign Currency Trading Risk.  The Fund may engage in forward foreign currency transactions for hedging and non-hedging purposes. The Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Fund. Some of these transactions may also be subject to interest rate risk.
Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover may involve correspondingly greater expenses  which must be borne by the Fund and its shareholders, and is also  likely to result in short-term capital gains taxable to shareholders.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
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Short Position Risk. The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited.
Sovereign Default Risk.  An issuer of non-U.S. sovereign debt, or the governmental authorities that control the repayment of the debt, may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country, levels of borrowing rates, foreign debt or foreign currency exchange rates.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS P)

	Returns	Quarter ended
Year-to-Date Return	-6.07%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	9.49%	June 30, 2020
Worst Quarter Return	-7.53%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Class P Shares			4/20/2018
Returns Before Taxes	-1.16%	2.78%
Returns After Taxes on Distributions	-2.09%	1.58%
Returns After Taxes on Distributions and Sale of Fund Shares	-0.69%	1.61%
ICE BofAML Three-Month U.S. Treasury Bill Index (reflects no deduction for fees or expenses)	0.05%	1.19%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund Shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
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Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Manager:  Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, has managed the Fund since 2019.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
For important tax information, please see “Tax Information” on page 30 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 30 of the Prospectus.
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Multi Sector Fixed Income Funds –
Additional Summary Information

Tax Information
The Funds' distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through an intermediary that is authorized to offer Class P Shares, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.
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Investment Management Approach

INVESTMENT OBJECTIVEs
The Bond, Core Fixed Income, and Global Core Fixed Income Funds seek a total return consisting of capital appreciation and income. The Income Fund seeks a high level of current income, and secondarily, capital appreciation. The Strategic Income Fund seeks total return comprised of income and capital appreciation. Each Fund’s investment objective may be changed without shareholder approval upon 60 days’ notice.
PRINCIPAL INVESTMENT STRATEGIES
Bond Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in bonds and other fixed income securities, including U.S. Government Securities, including Agency Mortgage-Backed Securities, corporate debt securities, Private Mortgage-Backed Securities, asset-backed securities (including collateralized loan obligations (“CLOs”)), high yield non-investment grade securities (securities rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality). The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. Shareholders will be provided with sixty days notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.
The Fund may also engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in derivatives, including (but not limited to) forwards, interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. The Fund may invest in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar. The Fund may invest up to 15% of its Total Assets in emerging countries debt. The Fund may purchase securities of issuers in default.
The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund may utilize short positions to implement macro views on securities valuations, long term views on relative value or short term views on security mispricings, as well as any other views the Investment Adviser deems appropriate. For example, the Fund may enter into a TBA agreement to sell an Agency TBA Mortgage-Backed Security that it believes will underperform. The Fund will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund’s investments in non-investment grade securities (i.e., junk bonds) will not exceed 25% of its Total Assets at the time of purchase. Otherwise, the Fund invests in fixed income securities rated at least BBB– or Baa3 by at least one NRSRO at the time of purchase (or, if unrated, determined by the Investment Adviser to be of comparable credit quality).
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Aggregate Bond Index (the “Index”) plus or minus 2.5 years, and over the last five years ended June 30, 2022, the duration of the Index has ranged between 5.69 and 6.78 years.
The Fund’s benchmark index is the Bloomberg U.S. Aggregate Bond Index. The Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities (including CLOs).
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Core Fixed Income Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in fixed income securities, including U.S. Government Securities, including Agency Mortgage-Backed Securities, corporate debt securities, Private Mortgage-Backed Securities and asset-backed securities (including CLOs). The Fund may also invest in custodial receipts, Municipal Securities and convertible securities. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.
The Fund may also engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices.
The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund may utilize short positions to implement macro views on securities valuations, long term views on relative value or short term views on security mispricings, as well as any other views the Investment Adviser deems appropriate. For example, the Fund may enter into a TBA agreement to sell an Agency TBA Mortgage-Backed Security that it believes will underperform. The Fund will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund’s investments in non-U.S. dollar denominated obligations (hedged or unhedged against currency risk) will not exceed 25% of its Total Assets, and 10% of the Fund’s Total Assets may be invested in emerging countries debt. Additionally, exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of the Fund’s Total Assets.
The Fund may invest in fixed income securities rated at least BBB– or Baa3 at the time of purchase. Securities will either be rated by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable credit quality.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Aggregate Bond Index (the “Index”) plus or minus one year, and over the last five years ended June 30, 2022, the duration of the Index has ranged between 5.69 and 6.78 years.
“Core” in the Fund’s name means that the Fund focuses its investments in intermediate and long-term investment grade bonds.
The Fund’s benchmark index is the Bloomberg U.S. Aggregate Bond Index. The Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities (including CLOs).
Global Core Fixed Income Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in a portfolio of fixed income securities of U.S. and foreign issuers (foreign securities include securities of issuers located outside the U.S. or securities quoted or denominated in a currency other than the U.S. dollar). Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. The Fund also enters into transactions in foreign currencies, typically through the use of forward contracts and swap contracts. The Fund may also engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in derivatives, including (but not limited to) forwards, interest rate futures, interest rate swaps and credit default swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities or indices. Under normal market conditions, the Fund will:
◼
Have at least 30% of its Net Assets, after considering the effect of currency positions, denominated in U.S. dollars
◼
Have investments economically tied to at least three countries, including the United States
◼
Seek to meet its investment objective by pursuing investment opportunities in foreign and domestic fixed income securities markets and by engaging in currency transactions to seek to enhance returns and to seek to hedge its portfolio against currency exchange rate fluctuations
32

Investment Management Approach
In determining whether an issuer is economically tied to a particular country, the Investment Adviser will consider whether the issuer:
◼
Has a class of securities whose principal securities market is in that country;
◼
Has its principal office in that country;
◼
Derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in that country;
◼
Maintains 50% or more of its assets in that country; or
◼
Is otherwise determined to be economically tied to that country by the Investment Adviser in its discretion. For example, the Investment Adviser may use the classifications assigned by third parties, including an issuer’s “country of risk” as determined by Bloomberg or the classifications assigned to an issuer by the Fund’s benchmark index provider. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency. Although the Investment Adviser may rely on these classifications, it is not required to do so.
The Fund may invest more than 25% of its total assets in the securities of corporate and governmental issuers economically tied to each of Canada, Germany, Japan and the United Kingdom as well as in the securities of U.S. issuers. Not more than 25% of the Fund’s total assets will be invested in securities of issuers in any other single foreign country. The Fund may also invest in emerging countries debt up to the weight of emerging countries debt in the Fund’s benchmark index plus 10% of its Total Assets.
The fixed income securities in which the Fund may invest include:
◼
U.S. Government Securities, including Agency Mortgage-Backed Securities and custodial receipts therefor
◼
Securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, instrumentalities or by supranational entities
◼
Corporate debt securities
◼
Certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, U.S. or foreign banks (and their branches wherever located) having total assets of more than $1 billion
◼
Commercial paper
◼
Mortgage-Backed Securities and asset-backed securities (including CLOs)
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund may invest in fixed income securities rated at least BBB– or Baa3 at the time of purchase, and at least 25% of the Fund’s Total Assets will be invested in fixed income securities rated at least AAA or Aaa at the time of purchase. Securities will either be rated by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable credit quality.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg Global Aggregate Index (Gross, USD, Hedged) plus or minus 2.5 years, and over the last five years ended June 30, 2022, the duration of the index has ranged between 6.96 and 7.59 years. Subject to the above, there are no limits on the length of remaining maturities of securities held by the Fund. The approximate interest rate sensitivity of the Fund is generally comparable to that of a 6 year bond.
“Core” in the Fund’s name means that the Fund focuses its investments in intermediate and long-term investment grade bonds.
The Fund seeks a return in excess of its benchmark index, the Bloomberg Global Aggregate Bond Index. The Bloomberg Global Aggregate Index, an unmanaged index, provides a broad based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities.
Income Fund
The Fund invests in a multi-sector portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments of varying maturities. The Fund’s investment sectors include, but are not limited to: (a) government securities, (b) corporate debt securities, (c) commercial and residential mortgage-backed securities, (d) asset-backed securities (including CLOs) and (e) emerging countries debt denominated in both U.S. dollars and foreign currencies. The Fund may not have exposure to all of these investment sectors, and the Fund’s exposure to any one investment sector may vary over time.
Under normal circumstances, the Fund may invest in U.S. Government securities, including Agency Mortgage-Backed Securities (such as U.S. Treasury securities or Treasury inflation protected securities), non-U.S. sovereign debt, agency securities, corporate debt securities, Private Mortgage-Backed Securities, asset-backed securities (including CLOs), custodial receipts, municipal securities, loan
33

participations and loan assignments and convertible securities. The Fund’s investments in loan participations and loan assignments may include, but are not limited to: (a) Senior Loans, (b) Second Lien Loans and (c) other types of secured or unsecured loans with fixed, floating or variable interest rates. The Fund may invest in fixed income securities of any maturity.
Non-investment grade fixed income securities are securities rated BB+, Ba1 or below by a NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality.
The Fund may invest up to 35% of its Total Assets in emerging countries debt. Such investments may include sovereign debt issued by emerging countries that have sovereign ratings below investment grade or that are unrated. The Fund’s investments may be denominated in currencies other than the U.S. dollar.
The Fund may invest up to 10% of its Total Assets in privately issued corporate debt securities and other obligations issued by private companies, including privately issued credit obligations and related instruments, and up to an additional 10% of its Total Assets in equity investments, including preferred securities and dividend paying common stocks. Many of the issuers of such obligations will be smaller companies with stock market capitalizations of $1 billion or less at the time of investment and may be rated below investment grade (so-called “high yield” or “junk” bonds) or unrated.
The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in other derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate, interest rate or index. The Fund’s investments in derivatives may include, in addition to forward foreign currency exchange contracts, futures contracts (including interest rate futures and treasury and sovereign bond futures), options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility, interest rate and currency swaps), and other forward contracts. The Fund may use derivatives instead of buying and selling bonds to manage duration, to gain exposure or to short individual securities or to gain exposure to a credit or asset backed index.
The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency mortgage-backed securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund will benefit to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The Fund uses short positions and derivatives for both investment and hedging purposes.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund’s target average duration range under normal interest rate conditions is expected to be between 0 and 8 years, and over the last five years ended June 30, 2022, the duration of the Bloomberg U.S. Aggregate Bond Index has ranged between 5.69 and 6.78 years.The Fund’s benchmark index is the Bloomberg U.S. Aggregate Bond Index.
Strategic Income Fund
The Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. Government securities, including Agency Mortgage-Backed Securities (such as U.S. Treasury securities or Treasury inflation protected securities), non-U.S. sovereign debt, agency securities, corporate debt securities, Private Mortgage-Backed Securities, asset-backed securities (including CLOs), custodial receipts, municipal securities, loan participations and loan assignments and convertible securities. The Fund’s investments in loan participations and loan assignments may include, but are not limited to: (a) Senior Loans, (b) Second Lien Loans and (c) other types of secured or unsecured loans with fixed, floating or variable interest rates. The Fund may invest in fixed income securities of any maturity. Non-investment grade fixed income securities are securities rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality.
The Fund may invest in emerging countries debt. Such investments may include sovereign debt issued by emerging countries that have sovereign ratings below investment grade or that are unrated. There is no limitation to the amount the Fund invests in non-investment grade or emerging market securities. From time to time, the Fund may invest in preferred stock. The Fund’s investments may be denominated in currencies other than the U.S. dollar.
The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in other derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate, interest rate or index. The Fund’s investments in derivatives may include, in addition to forward foreign currency exchange contracts, futures contracts (including interest rate futures and treasury and sovereign bond futures), options (including options on futures
34

Investment Management Approach
contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility, interest rate and currency swaps), and other forward contracts. The Fund may use derivatives instead of buying and selling bonds to manage duration, to gain exposure or to short individual securities or to gain exposure to a credit or asset backed index.
The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund may utilize short positions to implement macro views on securities valuations, long term views on relative value or short term views on security mispricings, as well as any other views the Investment Adviser deems appropriate. For example, the Fund may enter into a TBA agreement to sell an Agency TBA Mortgage-Backed Security that it believes will underperform. The Fund will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
“Strategic” in the Fund’s name means that the Fund seeks both current income and capital appreciation as elements of total return. The Fund attempts to exploit pricing anomalies throughout the global fixed income and currency markets. Additionally, the Fund uses short positions and derivatives for both investment and hedging purposes. The Fund may sell investments that the portfolio managers believe are no longer favorable with regard to these factors.
The Fund’s benchmark index is the ICE BofAML Three-Month U.S. Treasury Bill Index (the “Index”). The Index measures the performance of a single U.S. Treasury issue which matures closest to, but not beyond, three months from the rebalancing date. The issue is added at the beginning of the month and held for a full month; at the end of the month that issue is removed and rolled into a newly selected issue.
The Fund’s risk profile is different from that of its benchmark and, as a result, the performance of the Fund may not correlate with that of the benchmark.
All Funds
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing TBA agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. In TBA agreements for Agency Mortgage-Backed Securities, the buyer and seller agree upon general trade parameters such as the issuer, maturity, coupon, face value, price and settlement date. The actual pools of mortgages to be delivered typically are announced two days prior to the settlement date; however, in most instances, the Fund will not take delivery of the pools of mortgages, but will instead participate in rolling TBA agreements, in which it exchanges a near settlement TBA agreement for a TBA agreement with a later settlement date. Reverse repurchase agreements involve the sale of securities held by the Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions enable the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade. The Fund may enter into reverse repurchase agreements when the Investment Advisers expects that the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.
“Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes (and to the extent that it is permitted to invest in the following), each Fund may invest up to 100% of its total assets in U.S. Government Securities, commercial paper rated at least A-2 by S&P Global Ratings (“Standard & Poor’s”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”), or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Advisers to be of
35

comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
References in the Prospectus to the Fund’s benchmark are for informational purposes only and are not an indication of how the Fund is managed.
Fixed Income Investment Philosophy:
Our process:
◼
Combines diversified sources of return by employing multiple strategies
◼
Takes a global perspective to seek relative value opportunities
◼
Considers a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
◼
Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views
◼
Emphasizes a risk-aware approach as we view management as both an offensive and defensive tool
The Fixed Income Portfolio Management Team implements this overall philosophy through an investment process that seeks to maximize risk-adjusted total returns by using a diverse set of investment strategies and revolves around four key elements:
1. Developing a long-term risk budget—Lead portfolio managers (the “Portfolio Team”) set the strategic direction of a Fund by establishing a “risk budget.” The “risk budget” for the Fund is the range the portfolio managers will allow the Fund to deviate from their respective benchmarks with respect to sector allocations, country allocations, securities selection, and, to a lesser extent, duration. Following analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to seek to optimize potential return.
2. Fundamental investment process—As part of its fundamental investment process, the Fixed Income Portfolio Management Team may integrate ESG factors alongside traditional fundamental factors to seek to: (i) determine whether a particular fixed income security and/or sector is suitable and attractively priced for investment and (ii) assess their potential impact on the credit quality and spreads of a particular fixed income security. Traditional fundamental factors that the Fixed Income Portfolio Management Team may consider include, but are not limited to, leverage, earnings, enterprise value, industry trends and macroeconomic factors. ESG factors that the Fixed Income Portfolio Management Team may consider include, but are not limited to, physical risk (e.g., wildfires, floods, droughts and rising sea levels), carbon intensity and emissions profiles, workplace health and safety, cyber risk, social unrest and equity, governance practices and stakeholder relations, employee relations, board structure and management incentives. The identification of a risk related to an ESG factor will not necessarily exclude a particular fixed income security and/or sector that, in the Fixed Income Portfolio Management Team’s view, is otherwise suitable and attractively priced for investment, and the Fixed Income Portfolio Management Team may invest in a security or sector without integrating ESG factors or considerations into its fundamental investment process. The relevance of specific traditional fundamental factors and ESG factors to the fundamental investment process varies across asset classes, sectors and strategies. The Fixed Income Portfolio Management Team may utilize data sources provided by third-party vendors and/or engage directly with issuers when assessing the above factors.
3. Generating investment views and strategies—Our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The Top-down Strategy Teams are responsible for Cross-Sector, Duration, Country, and Currency decisions. Concurrently, Bottom-up Strategy Teams, comprised of sector specialists, formulate sub-sector allocation and security selection decisions.
4. Constructing the portfolios—The Portfolio and Strategy Teams construct each Fund’s portfolio through a collaborative process in which the Portfolio Team oversees the overall portfolio while the Strategy Teams actively manage the securities and strategies within their areas of specialization. This process enables the Portfolio Team to build a portfolio consisting of the ideas of the individual Strategy Teams, consistent with the Fund’s overall risk and return objectives.
The Fixed Income Portfolio Management Team employs a fundamental investment process that considers a wide range of factors, and no one factor or consideration is determinative.
With every fixed income portfolio, the Investment Advisers apply a team approach that emphasizes risk management and capitalizes on Goldman Sachs’ extensive research capabilities.
ADDITIONAL FEES AND EXPENSES INFORMATION
“Acquired Fund Fees and Expenses” reflect the expenses (including the management fees) borne by the Fund through its ownership of shares in other investment companies.
36

Investment Management Approach
ADDITIONAL PERFORMANCE INFORMATION
The below is additional information that relates to the “Performance” section of each Fund’s summary section.
Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of each applicable Fund’s Summary section are applicable only to the time period covered by the bar chart.
The definitions below apply to the after-tax returns shown in the “Performance” section of each applicable Fund’s Summary section.
Average Annual Total Returns Before Taxes.  These returns do not reflect taxes on distributions on the Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.
Average Annual Total Returns After Taxes on Distributions.  These returns assume that taxes are paid on distributions on the Fund’s Class P Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class P Shares at the end of the performance period.
Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares.  These returns reflect taxes paid on distributions on the Fund’s Class P Shares and taxes applicable when the shares are redeemed (sold).
Note on Tax Rates. The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.
OTHER INVESTMENT PRACTICES AND SECURITIES
Although each Fund’s principal investment strategies are described in the Fund’s Summary—Principal Strategy section of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in these tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.
Each Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. In addition, each Fund publishes on their website selected portfolio holdings information as of the end of each month subject to a fifteen day lag between the date of the information and the date on which the information is disclosed. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.
37

10  Percent of total assets (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted
	Bond Fund	Core Fixed Income Fund	Global Core Fixed Income Fund	Income Fund	Strategic Income Fund
Investment Practices
Borrowings	33 1∕3	33 1∕3	33 1∕3	33 1∕3	33 1∕3
Credit, Currency, Interest Rate, Total Return and Mortgage Swaps and Options on Swaps	•	•	•	•	•
Cross Hedging of Currencies	•	•	•	•	•
Custodial Receipts and Trust Certificates	•	•	•	•	•
Direct Equity investment				10
Foreign Currency Transactions	•	•[4]	•	•	•
Futures Contracts and Options and Swaps on Futures Contracts	•	•	•	•	•
Illiquid Investments*	15	15	15	15	15
Interest Rate Floors, Caps and Collars	•	•	•	•	•
Investment Company Securities (including ETFs)**	10	10	10	10	10
Mortgage Dollar Rolls	•	•	•	•	•
Options[1]	•	•	•	•	•
Options on Foreign Currencies[2]	•	•	•	•	•
Repurchase Agreements	•	•	•	•	•
Reverse Repurchase Agreements	•	•	•	•	•
Short Sales[3]	•	•	—	•	•
When-Issued Securities and Forward Commitments	•	•	•	•	•
*
Illiquid investments are any investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
**
This percentage limitation does not apply to the Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the Investment Company Act or rules, regulations or exemptive relief thereunder.
1
The Fund may purchase and sell call and put options on securities and securities indices in which they may invest.
2
The Fund may purchase and sell call and put options on foreign currencies.
3
The Bond Fund, Core Fixed Income Fund, Income Fund and Strategic Income Fund may engage in short selling of physical securities that they do not own. However, the Global Core Fixed Income Fund may (i) engage in short sales against the box, and (ii) obtain certain forms of short investment exposure through the use of derivatives.
4
The Core Fixed Income Fund’s exposure to non-U.S. currencies (unhedged against currency risk) will not exceed 25% of its total assets.
38

Investment Management Approach

10 Percent of total assets (italic type)
10 Percent of net assets (including borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted
	Bond Fund	Core Fixed Income Fund	Global Core Fixed Income Fund	Income Fund	Strategic Income Fund
Investment Securities
Asset-Backed Securities	•	•	•	•	•
Bank Obligations	•	•	•	•	•
Collateralized Loan Obligations	•	•	•	•	•
Convertible Securities	•	•	—	•	•
Corporate Debt Obligations and Trust Preferred Securities	•	•	•	•[1]	•
Emerging Country Securities	15	10	•[2]	35	•
Equity Investments				10
Floating and Variable Rate Obligations	•	•	•	•	•
Foreign Government Securities				•
Foreign Securities[3]	•	•[4]	•	•	•
Inflation Protected Securities	•	•	•	•	•
Loan Participations and Loan Assignments	•	—	—	•	•
Mortgage-Related Securities
Adjustable Rate Mortgage Loans	•	•	•	•	•
Collateralized Mortgage Obligations	•	•	•	•	•
Fixed Rate Mortgage Loans	•	•	•	•	•
Government Issued Mortgage-Backed Securities	•	•	•	•	•
Multiple Class Mortgage-Backed Securities	•	•	•	•	•
Privately Issued Mortgage-Backed Securities	•	•	•	•	•
Stripped Mortgage-Backed Securities	•	•	•	•	•
Non-Investment Grade Fixed Income Securities	25	—[5]	—[5]	•	•
Preferred Stock, Warrants and Rights	•	•	—	10	•
Structured Securities (which may include credit linked notes)[6]	•	•	•	•	•
Taxable Municipal Securities	•	•	•	•	•
Tax-Free Municipal Securities	•	•	•	•	•
Temporary Investments	•	•	•	•	•
U.S. Government Securities	•	•	•	•	•
Yield Curve Options and Inverse Floating Rate Securities	•	•	•	•	•
Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bond	•	•	•	•	•
1
The Income Fund may invest up to 10% of its Total Assets in privately issued corporate debt securities and other obligations issued by private companies, including privately issued credit obligations and related instruments.
2
The Global Core Fixed Income Fund may invest in emerging countries debt up to the weight of emerging countries debt in the Fund’s benchmark index plus 10% of its total assets.
3
Includes issuers domiciled in one country and issuing securities denominated in the currency of another.
4
The Core Fixed Income Fund may invest up to 25% of its total assets in securities not denominated in U.S. dollars (hedged or unhedged against currency risk).
5
The Core Fixed Income Fund and Global Core Fixed Income Fund may not purchase securities that are rated below BBB– or Baa3 but may own such a security if the security is downgraded after purchase.
6
Structured securities are not subject to the same minimum credit quality requirement as the Fund’s investments in fixed income securities.
39

Risks of the Funds
Loss of money is a risk of investing in the Fund (which, for the remainder of this Prospectus, refers to one or more of the Funds offered in this Prospectus). An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
✓ Principal Risk • Additional Risk	Bond Fund	Core Fixed Income Fund	Global Core Fixed Income Fund	Income Fund	Strategic Income Fund
Call/Prepayment	•	•	•	•	•
Collateralized Loan Obligations and Other Collateralized Debt Obligations	✓	✓	✓	✓	✓
Counterparty	•	•	•	•	•
Credit/Default	✓	✓	✓	✓	✓
Cybersecurity	•	•	•	•	•
Derivatives	✓	✓	✓	✓	✓
Emerging Countries	✓	✓	✓	✓	✓
ESG Integration	•	•	•	•	•
Extension	•	•	•	•	•
Floating and Variable Rate Obligations	•	•	•	✓	✓
Foreign	✓	✓	✓	✓	✓
Geographic	•	•	•	•	•
Interest Rate	✓	✓	✓	✓	✓
Large Shareholder Transactions	✓	✓	✓	✓	✓
Leverage	•	•	•	•	•
Liquidity	•	•	•	✓	✓
Loan-Related Investments	•			✓	✓
Management	•	•	•	✓	✓
Market	✓	✓	✓	✓	✓
Mortgage-Backed and Other Asset-Backed Securities	✓	✓	✓	✓	✓
Municipal Securities	•	•	•	✓	✓
NAV	•	•	•	•	•
Non-Hedging Foreign Currency Trading	•	•	•	✓	✓
Non-Investment Grade Fixed Income Securities	✓			✓	✓
Other Investment Companies	✓	✓	✓	✓	✓
Portfolio Turnover Rate	✓	✓	✓		✓
Reverse Repurchase Agreements	✓	✓	✓	✓	✓
Sector	•	•	•	•	•
Short Position	✓	✓		✓	✓
Sovereign Default
Economic	•	•	✓	✓	✓
Political	•	•	✓	✓	✓
Repayment	•	•	✓	✓	✓
Stock				•
Treasury Inflation Protected Securities	•	•	•	•	•
U.S. Government Securities	✓	✓	✓	✓	✓
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Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
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Collateralized Loan Obligations and Other Collateralized Debt Obligations Risk—The Fund may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior
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Risks of the Funds
unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Tranches are categorized as senior, mezzanine and subordinated/ equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying collateral and may be rated investment grade. Despite the protection from the equity and mezzanine tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Typically, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid investments and may have limited independent pricing transparency. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CLOs may be characterized by the Fund as liquid investments.
The Fund may also invest in collateralized debt obligations (“CDOs”), which are structured similarly to CLOs, but are backed by pools of assets that are debt securities (rather than being limited only to loans), typically including bonds, other structured finance securities (including other asset-backed securities and other CDOs) and/or synthetic instruments. Like CLOs, the risks of an investment in a CDO depend largely on the type and quality of the collateral securities and the tranche of the CDO in which the Fund invests. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.
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Counterparty Risk—Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with certain OTC transactions. Therefore, in those instances in which the Fund enters into certain OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses. However, recent regulatory developments require margin on certain uncleared OTC transactions which may reduce, but not eliminate, this risk.
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Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund (which, for certain Funds, may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holdings may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
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Cybersecurity Risk—The Fund may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV; and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Cyber-attacks affecting the Fund or its Investment Adviser, custodian, Transfer Agent, or other third-party service providers may adversely impact the Fund and its shareholders.
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Derivatives Risk—The Fund’s use  of options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with
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investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for both hedging and non-hedging purposes.
The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.
As an investment company registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A. As discussed in more detail in Appendix A and the SAI, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed therein.
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Emerging Countries Risk—Investments in securities of issuers located in, or otherwise economically tied to, emerging and frontier market countries are subject to the risks associated with investments in foreign securities. The securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, and have smaller market capitalizations. In addition, emerging markets and frontier countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging and frontier market countries, which could negatively affect the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of sanctions or exchange controls (including repatriation restrictions). The legal remedies for investors in emerging and frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. These risks are not normally associated with investments in more developed countries. For more information about these risks, see Appendix A.
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ESG Integration Risk—The Investment Adviser employs a fundamental investment process that may integrate ESG factors with traditional fundamental factors. The relevance and weightings of specific ESG factors to or within the fundamental investment process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When integrating ESG factors into the investment process, the Investment Adviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the Investment Adviser believes that the integration of material ESG factors into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the integration of ESG factors will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Investment Adviser’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
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Extension Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.
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Floating and Variable Rate Obligations Risk—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a
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Risks of the Funds
lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR or SOFR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023. The unavailability  or replacement of LIBOR may affect the value, liquidity or return on certain Underlying Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV.
SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.
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Foreign Risk—When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets; greater volatility; and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. The Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Geopolitical developments in certain countries in which the Fund may invest have caused, or may in the future cause, significant volatility in financial markets. For example, the United Kingdom (“UK”) withdrew from the European Union (“EU”) on January 31, 2020 (commonly known as “Brexit”), which has resulted in ongoing market volatility and caused additional market disruption on a global basis. The UK and the EU signed the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and UK’s relationship post Brexit. However, under the TCA, many aspects of the EU-UK relationship remain subject to further negotiation. Although the full effects of Brexit are unknown at this time, Brexit may continue to result in fluctuations of exchange rates, increased illiquidity, inflation, and changes in legal and regulatory regimes to which certain of the Fund’s assets are subject. These and other geopolitical developments could negatively impact the value of the Fund’s investments.
The Fund's investments in foreign securities may also be subject to foreign currency risk, and the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund may have exposure to foreign currencies) to decline in value. Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries. For more information about these risks, see Appendix A.
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Geographic Risk—If  the Fund focuses its investments in securities of issuers located in a particular country or geographic region,  the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.
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Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the yield and liquidity of fixed income securities and instruments held by the Fund.
Although interest rates in the United States remain at relatively low levels, they are expected to increase in the future. Certain countries have experienced negative interest rates on certain fixed-income instruments. Changing interest rates may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.
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Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
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Leverage Risk—Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of the Fund's investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund's investment portfolio may be subject.
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Liquidity Risk—The Fund may invest in securities or instruments that trade in lower volumes, that are less liquid than other investments and/or that may become illiquid or less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than a Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to decreased liquidity.
Because the Fund may invest in non-investment grade fixed income securities, small- and mid-capitalization stocks, REITs and/or emerging country issuers, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events (including periods of rapid interest rate changes), or adverse investor perceptions, whether or not accurate.
Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in the Prospectus or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. While the Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If the Fund is forced to sell investments at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests.
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Risks of the Funds
Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund’s shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund’s liquidity risk and may impact the Fund’s NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, certain participating insurance companies, accounts or Goldman Sachs affiliates and other shareholders, whose buy-sell decisions are controlled by a single decision-maker.
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Loan-Related Investments Risk—In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities and the Investment Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the Fund to realize full value in the event of the need to sell a loan investment may be impaired by the lack of an active trading market for certain loans or adverse market conditions limiting liquidity. Loan obligations are not traded on an exchange, and purchasers and sellers rely on certain market makers, such as the administrative agent for the particular loan obligation, to trade that loan obligation. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund's redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from a credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available). The Fund may also hold a larger position in cash and cash items to limit the impact of extended trade settlement periods, which may adversely impact the Fund's performance. In addition, substantial increases in interest rates may cause an increase in loan obligation defaults.
Affiliates of the Investment Adviser may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of such affiliates in the loan markets may restrict the Fund's ability to acquire certain loans, affect the timing of such acquisition, or affect the price at which the loan is acquired.
With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well and the ability of the lender to enforce appropriate credit remedies against the borrower. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Nevertheless, Senior Loans are usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than Senior Loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
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Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
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Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund's investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund's exposure to risk of loss from adverse developments affecting those sectors or countries.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could
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also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
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Mortgage-Backed and Other Asset-Backed Securities Risk—Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments.
The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may invest in mortgage-backed securities issued by the U.S. Government (see “U.S. Government Securities Risk”). To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages or during periods of rising interest rates. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
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Municipal Securities Risk—Municipal securities are subject to call/prepayment risk, credit/default risk, extension risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business, political, environmental or other developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. Specific risks are associated with different types of municipal securities. With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default.
With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal
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Risks of the Funds
funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
◼
NAV Risk—The net asset value  of the Fund and the value of your investment will fluctuate.
◼
Non-Hedging Foreign Currency Trading Risk—The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund’s Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Fund. Some of the transactions may also be subject to interest rate risk.
◼
Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
◼
Other Investment Companies Risk—By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
◼
Portfolio Turnover Rate Risk—The Fund may engage in active and frequent trading of portfolio securities to pursue their principal investment strategies. A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
◼
Reverse Repurchase Agreements Risk—Reverse repurchase agreements involve the sale of securities held by the Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). The Fund may enter these transactions when the Investment Adviser expects that the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.
Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law. Such an insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. The Fund could lose money if it is unable to recover the securities or if the value of investments made by the Fund using the proceeds of the transaction is less than the value of securities. When the Fund enters into a reverse repurchase agreement, it must identify on its books cash or liquid assets that have a value equal to or greater than the repurchase price.
◼
Sector Risk—To the extent the Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund will be subject to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.
◼
Short Position Risk—The Fund may use derivatives, including options, futures and swaps, to implement short positions, and may engage in short selling. Taking short positions and short selling involve leverage of the Fund’s assets and presents various risks. If the value of the instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any premiums and interest paid to a third party.
47

Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the counterparty to a short transaction may fail to honor its contract terms, causing a loss to the Fund.
The Fund may make short sales of any instrument that the Fund may purchase for investment. In such transactions, the Fund sells a security it does not own (i.e., “naked” short) in anticipation of a decline in the market value of the security. Because selling securities that the Fund does not own exposes the Fund to the risks associated with those securities, naked shorts involve speculative exposure risk, and such transactions may increase the costs incurred by the Fund.
In order to sell an instrument short, the Fund must first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow an instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available instruments or for other reasons.
After selling a borrowed instrument, the Fund is then obligated to “cover” the short sale by purchasing and returning the instrument to the lender on a later date. The Fund cannot guarantee that the instrument necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, the Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing an instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. The potential loss on a short sale is unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. To the extent the Fund uses the proceeds it receives from a short position to take additional long positions, the risks associated with the short position, including leverage risks, may be heightened, because doing so increases the exposure of the Fund to the markets and therefore could magnify changes to the Fund’s NAV. If the price of a borrowed instrument declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender.
While the Fund has an open short position, it is subject to the risk that the instrument’s lender will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If this happens, the Fund may be required to buy the replacement instrument immediately at the instrument’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.
Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while a loan is outstanding. In addition, to borrow an instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
Until the Fund replaces a borrowed instrument, the Fund may be required to maintain short sale proceeds with the lending broker as collateral. Moreover, the Fund will be required to make margin payments to the lender during the term of the borrowing if the value of the security it borrowed (and sold short) increases. Thus, short sales involve credit exposure to the broker that executes the short sales. In the event of the bankruptcy or other similar insolvency with respect to a broker with whom the Fund has an open short position, the Fund may be unable to recover, or delayed in recovering, any margin or other collateral held with or for the lending broker. In addition, the Fund is required to identify on its books liquid assets (less any additional collateral held by the broker, not including the short sale proceeds) to cover short sale obligations, marked-to-market daily. The requirement to identify liquid assets limits the Fund’s leveraging of investments and the related risk of losses from leveraging. However, such identification may also limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
Short Sales of TBA Securities Risk. The Fund intends to make short sales of TBA securities. TBA transactions are forward agreements for the purchase or sale of securities, including Mortgage-Backed Securities, for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including, for TBA Mortgage-Backed Securities, issuer, rate and mortgage terms. Although most TBA short sale transactions are closed before the Fund would be required to deliver the security, if the Fund does not close the position, the Fund may have to purchase the securities required to be delivered at a higher price than anticipated, causing a loss to the Fund. The Fund may not always be able to purchase the securities required to settle a short at a particular time or at an attractive price.
48

Risks of the Funds
◼
Sovereign Default Risk—The issuer of non-U.S. sovereign debt held by the Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of borrowing rates, foreign debt or foreign currency exchange rates.
◼
Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
◼
Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, the imposition of international sanctions, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
◼
Repayment Risk—A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high borrowing rates (which may increase in market environments where interest rates are rising), high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.
◼
Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the stock prices of such companies may suffer a decline in response.
◼
Treasury Inflation Protected Securities Risk—The value of Treasury inflation-protected securities (“TIPS”) generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable. However, repayment of the face value upon maturity is guaranteed by the U.S. government, even during periods of deflation that cause the principal value of TIPS to decline. Nevertheless, if the Fund purchases TIPS in the secondary market, where principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Fund holds a TIPS, the Fund may earn less on the security than on a conventional bond.
◼
U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.
More information about the Fund’s portfolio securities and investment techniques, and its associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.
49

Service Providers

INVESTMENT ADVISERS

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, New York 10282	Bond Core Fixed Income Income Strategic Income
Goldman Sachs Asset Management International (“GSAMI”) Christchurch Court 10-15 Newgate Street London, England EC1A 7HD	Global Core Fixed Income
GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. GSAMI, regulated by the Financial Services Authority and a registered investment adviser since 1991, is an affiliate of Goldman Sachs. As of March 31, 2022, GSAM and GSAMI, including their investment advisory affiliates, had assets under supervision of approximately $2.13 trillion.
The Investment Advisers provide day-to-day advice regarding the Fund’s portfolio transactions. The Investment Advisers make the investment decisions for the Fund and place purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants (“FCMs”) or other counterparties, including Goldman Sachs and its affiliates. While the Investment Advisers are ultimately responsible for the management of the Fund, they are able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. Goldman Sachs Asset Management, L.P. is responsible for the risk management functions for the Fund. In addition, the Investment Advisers have access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.
The Investment Adviser also performs the following additional services for the Fund (to the extent not performed by others pursuant to agreements with the Fund):
◼
Supervises all non-advisory operations of the Fund
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Provides personnel to perform necessary executive, administrative and clerical services to the Fund
◼
Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
◼
Maintains the records of the Fund
◼
Provides office space and all necessary office equipment and services
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
From time to time, Goldman Sachs or its affiliates may invest “seed” capital in the Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in the Fund by, among other things, taking an offsetting position in the benchmark of the Fund.
50

Service Providers
MANAGEMENT FEES AND OTHER EXPENSES
As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):
Fund:	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended March 31, 2022*
Bond	0.41%	First $1 Billion	0.40%
	0.37%	Next $1 Billion
	0.35%	Next $3 Billion
	0.34%	Next $3 Billion
	0.34%	Over $8 Billion
Core Fixed Income	0.40%	First $1 Billion	0.33%
	0.36%	Next $1 Billion
	0.34%	Next $3 Billion
	0.33%	Next $3 Billion
	0.32%	Over $8 Billion
Global Core Fixed Income	0.65%	First $1 Billion	0.59%
	0.59%	Next $1 Billion
	0.56%	Next $3 Billion
	0.55%	Next $3 Billion
	0.54%	Over $8 Billion
Income	0.55%	First $1 Billion	0.54%
	0.50%	Next $1 Billion
	0.47%	Next $3 Billion
	0.46%	Next $3 Billion
	0.45%	Over $8 Billion
Strategic Income	0.60%	First $1 Billion	0.58%
	0.54%	Next $1 Billion
	0.51%	Next $3 Billion
	0.50%	Next $3 Billion
	0.49%	Over $8 Billion
*
The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.
GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.33% as an annual percentage rate of the average daily net assets of the Core Fixed Income Fund and to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.56% as an annual percentage rate of the average daily net assets of the Global Core Fixed Income Fund. These management fee waivers will remain in effect through at least July 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
In addition to the management fee waivers described above, the Investment Advisers may waive a portion of their management fees, including fees earned as the Investment Adviser to the affiliated funds in which a Fund invests, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.
The Investment Advisers have agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004%, 0.014%, 0.004%, 0.054% and 0.054% of average daily net assets for the Bond, Core Fixed Income, Global Core Fixed Income, Income and Strategic Income Funds, respectively, through at least July 29, 2023, and prior to such date, the Investment Advisers may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Advisers at their discretion and without shareholder approval after such date, although the Investment Advisers do not presently intend to do so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2022 will be available in the Fund’s semi-annual report dated September 30, 2022.
51

FUND MANAGERS
Fixed Income Portfolio Management Team
The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund’s portfolio managers' individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Fund's portfolio.
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Simon Dangoor Managing Director	Portfolio Manager— Global Core Fixed Income	Since 2019
Mr. Dangoor is Head of Macro Rates Investing within GSAM’s
Fixed Income team. He also leads the Government and Swap
Strategy in London and is a member of the Fixed Income
Strategy Group. Mr. Dangoor joined the Investment Adviser
in 2004.

Sophia Ferguson Vice President	Portfolio Manager— Global Core Fixed Income	Since 2022
Ms. Ferguson is a portfolio manager with GSAM’s Fixed
Income team. She joined GSAM in November 2019 as a
portfolio manager on the Fixed Income team focused on
global multi-secotr credit an investment grade strategies.
Previously, Ms. Ferguson was a portfolio manager at State
Street Global Advisors, where she focused on active fixed
income and currency portfolio management, originating and
implementing alpha strategies.

Ashish Shah Managing Director, Co-Chief Investment Officer, Global Fixed Income	Portfolio Manager— Bond Core Fixed Income Income Strategic Income	Since 2019 2019 2019 2019
Mr. Shah is Co-Chief Investment Officer of Global Fixed
Income, and Head of the Cross-Sector Strategy within Fixed
Income. Mr. Shah joined the Investment Adviser in 2018.
Mr. Shah was previously at AllianceBernstein from 2010 to
2018, where he was most recently the Head of Fixed Income
and Chief Investment Officer of Global Credit.

Ron Arons Managing Director	Portfolio Manager— Income	Since 2019	Mr. Arons joined the Investment Adviser as a fixed income portfolio manager in 2010.
Aakash Thombre, CFA Vice President	Portfolio Manager— Income	Since 2020	Mr. Thombre is a portfolio manager specializing in multi-sector credit, high yield, bank loan, and emerging market corporate debt. He joined the Investment Adviser in 2007.
For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.
DISTRIBUTOR AND TRANSFER AGENT
Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.
For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to Class P Shares.
From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.
ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS
The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds
52

Service Providers
(including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund directly and indirectly invest. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
The Fund will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.
53

Distributions
The Fund pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:
◼
Cash
◼
Additional shares of the same class of the same Fund
◼
Shares of the same or an equivalent class of another fund managed by the Investment Adviser and/or certain of its advisory affiliates (each, a “Goldman Sachs Fund”). Special restrictions may apply. See the SAI.
You may indicate your election on your account application. Any changes may be submitted in writing, or via telephone, in some instances, to the Transfer Agent (either directly or through your intermediary) at any time before the record date for a particular dividend or distribution. If you do not indicate any choice, your dividends and distributions will be reinvested automatically in the applicable Fund. If cash distributions are elected with respect to the Fund’s monthly net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s annual distributions.
The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.
Distributions from net investment income and distributions from net capital gains, if any, are declared and paid as follows:
Fund	Investment Income Dividends		Capital Gains Distributions
	Declared	Paid	Declared and Paid
Bond	Daily	Monthly	Annually
Core Fixed Income	Daily	Monthly	Annually
Global Core Fixed Income	Daily	Monthly	Annually
Income Fund	Daily	Monthly	Annually
Strategic Income	Monthly	Monthly	Annually
In addition to the net investment income dividends normally declared daily or monthly and paid monthly, a Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events. In addition a Fund may occasionally make a distribution at a time when it is not normally made.
From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (“GAAP”).
When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.
54

Shareholder Guide
The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Funds' shares.
Important Notice:
Class P Shares generally are available to the following investors:
◼Clients of the Goldman Sachs Private Wealth Management business unit (“GS PWM”) that custody their positions at Goldman Sachs & Co. LLC (“Goldman Sachs”);
◼Clients of The Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware (collectively, the “Trust Companies”) that custody their positions at Goldman Sachs;
◼Clients of The Ayco Company, L.P. (“Ayco”) that either custody their positions at Goldman Sachs or with certain intermediaries that are authorized to offer Class P Shares (“Authorized Institutions”) (such clients of GS PWM, the Trust
Companies, and Ayco are collectively referred to herein as “GS Clients”); or

◼Other investors at the discretion of Goldman Sachs Trust’s (the “Trust”) officers.
You may only purchase Class P Shares in accordance with the eligibility criteria described above. If you are a GS Client and propose to transfer your shares to another institution for any reason, or if you are no longer a GS Client, you may be required to redeem your shares of the Fund, or at the discretion of the Trust’s officers, you may be able hold Class P Shares through another institution, which must be an Authorized Institution and the basis on which you hold such Class P Shares may be limited to hold and redeem only. If available in such circumstances, in the alternative you may be able to choose to exchange your shares of the
Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another
Prospectus. There is no guarantee that a different share class offered by the Fund will be available to clients of the institution to which you intend to transfer your shares or that an option to exchange will be made available. Moreover, the shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance). Information regarding these other share classes may be obtained from the institution to which you intend to transfer your shares or from the
Transfer Agent by calling the number on the back cover of the Prospectus.

A redemption is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. You should consult your tax adviser concerning the potential tax consequences of investing in Class P Shares. None of the Trust, the
Investment Adviser, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from a redemption or exchange of Class P Shares. For more information about exchanges, please see “How to Sell Shares—Can I Exchange My Investment From One Goldman Sachs Fund To Another
Goldman Sachs Fund.”

How To Buy Shares
Shares Offering
Shares of the Fund are continuously offered through Goldman Sachs, acting in its capacity as the Fund’s distributor (the “Distributor”). The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.
How Can I Purchase Shares Of The Fund?
If you are a GS Client, you may purchase shares of the Fund through Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution. Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions have been authorized by the Trust to accept purchase, redemption or exchange orders on behalf of the Fund for GS Clients. In order to make an initial investment in the Fund you must furnish to Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution the information in the account application.
To open an account, contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution. Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions will normally give order instructions on behalf of GS Clients to Goldman Sachs, acting in its capacity as the Fund’s transfer agent (the “Transfer Agent”). Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, is responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from GS Clients. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent on a timely basis.
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The Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, on a business day, and the order will be priced at the Fund’s current NAV per share next determined after acceptance by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable. Proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions may have different requirements regarding what constitutes proper form for trade instructions. Please contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution for more information.
What Is My Minimum Investment In The Fund?
No minimum amount is required for initial purchases or additional investments in Class P Shares.
What Should I Know When I Purchase Shares?
All recordkeeping, transaction processing and payments of distributions relating to your account will be performed by Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. If you transfer your shares, the Trust reserves the right to redeem your shares. The Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco and an Authorized Institution will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions that invest in shares on behalf of GS Clients may charge fees directly to the GS Clients’ accounts in connection with their investments. You should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return that GS Clients realize with respect to their investments.
The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. Such payments are intended to compensate Authorized Institutions for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by Authorized Institutions; access to Authorized Institutions’ registered representatives, advisors or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Fund and other Goldman Sachs Funds; the support or purchase of technology platforms/software; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, sponsor various trainings and educational programs. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Authorized Institutions for subaccounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through Authorized Institutions. In addition, certain Authorized Institutions may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports, economic analysis, and portfolio analysis, portfolio construction and similar tools and software. In certain cases, Authorized Institutions may not pay for these products or services or may only pay for a portion of the total cost of these products or services. Please refer to the “Payments to Others (Including Intermediaries)” section of the SAI for more information about these payments and services.
The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by each of Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution may differ. The presence of these payments, receipt of these services and the basis on which Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution compensates its registered representatives, advisors or salespersons may create an incentive for a particular registered representative, advisor or salesperson to highlight, feature or recommend the Fund based, at least in part, on the level of compensation paid. You should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution for more information about the payments it receives and any potential conflicts of interest.
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Shareholder Guide
What Else Should I Know About Share Purchases?
The Trust reserves the right to:
◼
Require Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport) or (ii) certify that such number or other information is correct (if required to do so under applicable law).
◼
Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.
◼
Close the Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Investment Adviser.
◼
Provide for, modify or waive the minimum investment requirements.
◼
Modify the manner in which shares are offered.
◼
Modify the sales charge rate applicable to future purchases of shares.
Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).
The Fund may allow you to purchase shares through Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.
Notwithstanding the foregoing, the Trust, Goldman Sachs, the Trust Companies, Ayco and any Authorized Institution reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust, Goldman Sachs, the Trust Companies and Ayco will not be liable for any loss resulting from rejected purchase or exchange orders.
Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.
Customer Identification Program. Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund are unable to verify an investor’s identity or are unable to obtain all required information. The Fund and its agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.
How Are Shares Priced?
The price you pay when you buy shares is the Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted your order in proper form. The price you receive when you sell shares is the Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted your order in proper form. Each class generally calculates its NAV as follows:
NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class
The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Fund’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under
57

valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of the Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.
Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded. To the extent the Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.
Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.
In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.
Please note the following with respect to the price at which your transactions are processed:
◼
NAV per share of each share class is generally calculated by the Funds’ fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
◼
On any business day when the SIFMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
◼
The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
◼
The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.
58

Shareholder Guide
Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets is stopped at a time other than its regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.
Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.
The Fund relies on various sources to calculate its NAV. The ability of the Fund’s fund accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
When Will Shares Be Issued And Dividends Begin To Be Accrued?
Net investment income dividends that are declared daily and paid monthly will begin to be accrued as follows:
◼
Shares Purchased by Federal Funds Wire:
◼
If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after payment is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.
◼
If a purchase order is placed through an intermediary that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.
◼
Shares Purchased by Check:
◼
If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.
Other dividends or distributions will be distributed annually as a declared event and paid to shareholders of record on the record date for such events.
How To Sell Shares
How Can I Sell Shares Of The Fund?
Generally, shares may be sold (redeemed) only through Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution. Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions will normally give redemption instructions on behalf of GS Clients to the Transfer Agent. On any business day a Fund is open, the Fund will generally redeem its shares upon request at their next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Funds?” above. Redemptions may be requested by electronic trading platform, in writing or by telephone (unless Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution opts out of the telephone redemption privilege on the account application). You should contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution, to discuss redemptions and redemption proceeds. A Fund may transfer redemption proceeds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. In the alternative, Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).
When Do I Need A Medallion Signature Guarantee To Redeem Shares?
Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:
◼
You would like the redemption proceeds sent to an address that is not your address of record; or
◼
You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.
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A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Authorized Institution to verify instructions. Additional documentation may be required.
What Do I Need To Know About Telephone Redemption Requests?
The Trust and Goldman Sachs will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution may submit redemption requests by telephone on your behalf. Thus, you risk possible losses if a telephone redemption is not authorized by you.
In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, the Transfer Agent and DST Asset Manager Solutions, Inc. (“DST”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:
◼
Telephone requests are recorded.
◼
Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
◼
For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
◼
The telephone redemption option does not apply to shares held in an account maintained and serviced by your Authorized Institution. If your shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
◼
The telephone redemption option may be modified or terminated at any time without prior notice.
Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.
How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be paid as federal funds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. The following general policies govern wiring redemption proceeds:
◼
Redemption proceeds will normally be paid in federal funds, between one and two business days (or such other times in accordance with the requirements of Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
◼
Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by a Fund or the fair determination of the value of a Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
◼
If you are selling shares you recently paid for by check, the Funds will pay you when your check has cleared, which may take up to 15 days.
◼
If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
◼
To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
◼
None of the Trust, the Investment Adviser or the Transfer Agent assumes any responsibility for the performance of your bank, Goldman Sachs, the Trust Companies, Ayco, or Authorized Institution in the transfer process. If a problem with such performance arises, you should deal directly with your bank, Goldman Sachs, the Trust Companies, Ayco, or Authorized Institution.
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Shareholder Guide
By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within two business days (or such other times in accordance with the requirements of your Authorized Institution) following receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
◼
Shares of each Fund continue to earn dividends up to, but not including, the date of settlement.
◼
Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
◼
Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions are responsible for the timely transmittal of redemption requests by GS Clients to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions may set times by which they must receive redemption requests. Goldman Sachs, the Trust Companies, Ayco or Authorized Institutions may also require additional documentation from you.
◼
As disclosed above, if you are a GS Client and propose to transfer your shares to another institution for any reason, you may be required to either redeem your shares of a Fund or if available, you may be able to choose to exchange your shares of a Fund for a different share class offered by the Fund, which may be offered in another Prospectus.
The Trust reserves the right to:
◼
Redeem your shares in the event any of Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution is no longer authorized to offer Class P Shares.
◼
Redeem your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.
◼
Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
◼
Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in- kind, you will be subject to market gains or losses upon the disposition of those securities.
◼
Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
◼
Charge an additional fee in the event a redemption is made via wire transfer.
◼
Terminate your account if you are no longer a GS Client, or otherwise no longer eligible to invest in Class P Shares of the Funds.
Each Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Funds may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.
None of the Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange your shares at NAV at the time of exchange for Class P Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution to arrange for the exchange of your shares for Class P Shares of another Goldman Sachs Fund. If you propose to transfer your Class P Shares to another institution for any reason, you may be required to either redeem your shares of a Fund or if available, you may be able to choose to exchange your shares of a Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another Prospectus. For more information, please see “How to Sell Shares—What Else Do I Need to Know About Redemptions?” The shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance).
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You should keep in mind the following factors when making or considering an exchange:
◼
You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
◼
Currently, the Funds do not impose any charge for exchanges, although the Funds may impose a charge in the future.
◼
All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Goldman Sachs Fund need not meet the traditional minimum investment requirements for that Fund if the entire balance of the original Fund account is exchanged.
◼
Exchanges are available only in states where exchanges may be legally made.
◼
It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
◼
The Transfer Agent and DST may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
◼
Normally, a telephone exchange will be made only to an identically registered account.
◼
Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
◼
Exchanges into a Fund from another Goldman Sachs Fund received by the close of regular trading on the New York Stock Exchange will normally begin to accrue dividends on the next business day.
For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.
Shareholder Services
Can My Distributions From The Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.
◼
Shares will be purchased at NAV.
◼
You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
◼
You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
◼
You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.
What Types Of Reports Will I Be Sent Regarding My Investment?
Each of Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution is responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to GS Clients for such services.
Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will provide you with a printed confirmation of each transaction in your account and a monthly account statement.
You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation.
Restrictions on Excessive Trading Practices
Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange
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Shareholder Guide
orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.
As a deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”
Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, the Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.
Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.
Fund shares may be held through omnibus arrangements maintained by Goldman Sachs, the Trust Companies, Ayco or Authorized Institutions. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution may not have the capability or may not be willing to apply the Fund’s market timing policies. While Goldman Sachs, the Trust Companies and Ayco may monitor share turnover at the omnibus account level, a Fund’s ability to monitor and detect market timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain Authorized Institutions may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund, Goldman Sachs, the Trust Companies and Ayco will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Authorized Institution or by certain clients of the Authorized Institution. Authorized Institutions may also monitor trading activities by their clients in the Fund. The criteria used by Authorized Institutions to monitor for excessive trading may differ from the criteria used by the Fund. If an Authorized Institution fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.
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Taxation
As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.
Unless your investment is through an Employee Benefit Plan or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.
DISTRIBUTIONS
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions  you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes,Fund distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income, while any distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.
Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. The preferential rate described above also applies to certain qualifying dividend income, but Fund distributions will not qualify for that favorable treatment and will also not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you.A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.
Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The character and tax status of all distributions will be available to shareholders after the close of each calendar year.
The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income. Shareholders of the Global Core Fixed Income Fund may, subject to certain limitations, be entitled to claim a credit or a deduction with respect to foreign taxes if the Fund is eligible to and elects to pass through these taxes to you. If the Fund makes such an election, the shareholders would also be required to include in their income their proportionate share of the foreign taxes covered by the election.
If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”
SALES AND EXCHANGES
Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period for the shares exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
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Taxation
OTHER INFORMATION
When you open your account, you should provide your Social Security Number or tax identification number on your account application. By law, the Fund must withhold 24% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the Internal Revenue Service (“IRS”) instructs the Fund to do so.
The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, for shares purchased on or after January 1, 2012, their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.
You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.
Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund shares. Non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Funds. It is expected that the Fund will generally make designations of short-term gains, to the extent permitted, but the Fund does not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.
The Fund are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.
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Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks
The Fund will be subject to the risks associated with fixed income securities. These risks include, among others, interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.
A rising interest rate environment could cause the value of the Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair the Fund’s ability to achieve its investment objective. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.
To the extent the Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund invests therein.
To the extent the Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.
The Investment Advisers will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less. See “Financial Highlights” in Appendix B for a statement of the Fund’s historical portfolio turnover rates.
The Fund described in the Prospectus may have a target duration range. The Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted. The Investment Advisers may use derivative instruments to manage the duration of the Fund’s investment portfolio. These derivative instruments may include futures contracts, options on futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten or lengthen the duration of the Fund.
Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, the Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed
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Appendix A
income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and the Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur.
The Fund’s investments in derivative instruments, including financial futures contracts, options and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Fund are taxable to its shareholders.
Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in the Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Financial futures contracts used by the Fund include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”) of a three-month deposit. Further information is included in the Prospectus regarding futures contracts, swaps and other derivative instruments used by the Fund, including information on the risks presented by these instruments and other purposes for which they may be used by the Fund.
As discussed below, the Fund may invest in credit default swaps, which are derivative investments.
The Fund may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, the Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.
The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.
B. Other Portfolio Risks
Credit/Default Risks. Debt securities purchased by the Fund may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.
Debt securities rated BBB– or higher by Standard & Poor’s, or Baa3 or higher by Moody’s or having a comparable credit rating by an NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal.
Certain Funds may invest in fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.
Certain Funds also have credit rating requirements for the securities they buy, which are applied at the time of purchase. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. For this purpose, the Fund relies only on the ratings of the following NRSROs: Standard & Poor’s, Moody’s and Fitch, Inc. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements.
A security satisfies the Fund’s credit rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s credit rating requirement at the time of purchase and is subsequently downgraded below a minimum rating requirement, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of the Fund and its shareholders.
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In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.
Risks of Derivative Investments.  The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Derivatives may be used for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to an Investment Adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by the Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker or counterparty with whom the Fund has an open derivative position. Losses may also arise if the Fund receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. If cash collateral is not invested, the Fund may be exposed to additional risk of loss in the event of the insolvency of its custodian holding such collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Using derivatives for nonhedging purposes presents greater risk of loss than derivatives used for hedging purposes.
Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.
Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.
Risks of Foreign Investments.  The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country,
68

Appendix A
devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.
Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.
Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.
If the Fund focuses its investments in one or a few countries and currencies, the Fund may be subjected to greater risks than if the Fund’s assets were not geographically focused.
Risks of Sovereign Debt.  Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.
Risks of Emerging Countries.  The Fund may invest in securities of issuers located in, or otherwise economically tied to, emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for the Fund to invest in such emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.
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Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance could be inhibited.
Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.
The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.
Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.
The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.
The Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Fund’s currency exposure in emerging countries may not be covered by those techniques.
Certain Funds are limited with respect to how much they may invest in emerging countries debt. For purposes of applying the Fund’s respective limitation, “emerging market countries” include but are not limited to those considered to be developing by the World Bank. Generally, the Investment Adviser has broad discretion to identify other countries that it considers to qualify as emerging market countries. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities. Sovereign debt may also include nominal and real inflation-linked securities. In determining whether an issuer of corporate debt is in an emerging market country, the Investment Adviser will ordinarily do so by identifying the issuer’s “country of risk.” The issuer’s “country of risk” is determined based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which the majority of its revenue comes, and its reporting currency. Although the Investment Adviser will generally rely on an issuer’s “country of risk” as determined by Bloomberg, it is not required to do so, as long
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as the issuer is otherwise tied economically to an emerging market country. The Investment Adviser may (but is not required to) deem an issuer to be otherwise tied to an emerging market country if it derives at least 50% of its revenues and/or profits from goods produced, sales made or services provided in one or more emerging markets countries, measured at the time of purchase.
The Fund may invest directly in the domestic bond markets in Mainland China through the Mutual Bond Market Access between Mainland China and Hong Kong (“Bond Connect”). Investing through Bond Connect is subject to a number of distinct operational and regulatory risks in addition to risks typically associated with investments in emerging market countries, which may affect the Fund’s performance. Bond Connect’s order, clearance, and settlement procedures and systems are relatively untested and subject to change, which could pose risks to the Fund. Furthermore, the custody arrangements for investments made through Bond Connect may affect the Fund’s ability to enforce its rights as the beneficial owner of these investments.
Foreign Custody Risk.  The Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Risks of Illiquid Investments.  The Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.
Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How To Buy Shares—How Are Shares Priced?”
Risks of Structured Investment Vehicles.  Structured Investment Vehicles (“SIVs”) are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.
Temporary Investment Risks.  The Fund may, for temporary defensive purposes (and to the extent that it is permitted to invest in the following), invest up to 100% of its total assets in:
◼
U.S. Government Securities
◼
Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
◼
Certificates of deposit
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Bankers’ acceptances
◼
Repurchase agreements
◼
Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
◼
ETFs
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Other investment companies
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◼
Cash items
When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
Risks of Short Selling.  The Bond Fund, Core Fixed Income Fund, Income Fund and Strategic Income Fund may engage in short selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security, then must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a security, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the security at the time of the short sale.
The Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require the Fund to post as collateral other securities that it owns. If the Fund reinvests the cash proceeds, the Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, the Fund might be required to liquidate long and short positions at times or in amounts that may be disadvantageous to the Fund.
The Fund may make short sales against the box, in which the Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.
The SEC and financial industry regulatory authorities in other countries have imposed temporary prohibitions and restrictions on certain types of short sale transactions. These prohibitions and restrictions, or the imposition of other regulatory requirements on short selling in the future, could inhibit the ability of the Investment Adviser to sell securities short on behalf of the Fund.
C. Portfolio Securities and Techniques
This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.
The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.
The Investment Adviser is subject to registration and regulation as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) with respect to its service as investment adviser to the Bond and Strategic Income Funds.
U.S. Government Securities.  The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.
U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).
U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.
U.S. Government Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due, or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Government Securities if it is not obligated to do so by law.
Custodial Receipts and Trust Certificates.  The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the
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custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Mortgage-Backed Securities.  The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose the Fund to the risk of earning a lower rate of return upon reinvestment of principal.
The Fund may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.
Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-backed securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some mortgage-backed securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.
Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.
Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-backed securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.
To the extent the Fund concentrates its investments in pools of mortgage-backed securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.
Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse effect on the Fund to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.
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Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by Mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in the prevailing interest rates. There is no guarantee that private guarantors or insurers of an asset-backed security, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.
Municipal Securities.  The Fund may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which the Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest.
Municipal Securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.
Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities in which the Fund may invest include private activity bonds, pre-refunded municipal securities and auction rate securities. Dividends paid by the Fund based on investments in Municipal Securities will be taxable.
The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.
In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.
Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s duration. Certain tender option bonds may be illiquid.
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Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund that invests in such Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.
The Fund may invest in Municipal Securities issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. Such securities may be considered below investment grade or may be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of the Fund that holds such securities.
Brady Bonds and Similar Instruments.  Certain Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).
Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.
In addition, certain Funds may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.
Corporate Debt Obligations, Trust Preferred Securities and Convertible Securities.  The Fund may invest in corporate debt obligations, trust preferred securities and (except for Global Core Fixed Income Fund) convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. The Fund may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.
Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.
Bank Obligations.  The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
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Foreign Currency Transactions.  The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.
The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which presents additional risk.
The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).
The Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.
Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.
Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. The market in such forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.
The Fund is not required to post cash collateral with its counterparties in certain foreign currency transactions. Accordingly, the Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post cash collateral with its counterparties (which is the case with certain transactions). Where the Fund’s counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.
Collateralized Loan Obligations.  The Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees.
The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid investments. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such securities may be classified as liquid investments.
Structured Securities and Inverse Floaters.  The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.
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Appendix A
The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging the Fund’s investments so that small changes in the value of the reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.
Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.
Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.
Floating and Variable Rate Obligations.  The Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.
Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating and variable rate obligations may have an adverse effect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.
For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds.  The Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.
Mortgage Dollar Rolls.  The Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between
77

(a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.
Successful use of mortgage dollar rolls depends upon an Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss. The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.
Options on Securities, Securities Indices and Foreign Currencies.  A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may purchase and write (sell) put and call options on any securities in which the Fund may invest or on any securities index consisting of securities in which it may invest. The Fund may also, to the extent consistent with its investment policies, purchase and write (sell) put and call options on foreign currencies.
The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.
Yield Curve Options.  The Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.
Futures Contracts and Options and Swaps on Futures Contracts.  Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on U.S. and foreign exchanges.
The Fund may, to the extent consistent with its investment policies, purchase and sell futures contracts, purchase and write call and put options on futures contracts, and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.
Futures contracts and related options and swaps present the following risks:
◼
While the Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.
◼
Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
◼
The loss incurred by the Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.
◼
Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
◼
As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
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Appendix A
◼
Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
◼
Foreign exchanges may not provide the same protection as U.S. exchanges.
When-Issued Securities and Forward Commitments.  The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations.
Repurchase Agreements.  Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of their repurchase obligations. The collateral may consist of any type of security in which the Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.
If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.
The Fund, together with other registered investment companies having advisory agreements with the Investment Advisers or any of their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Borrowings and Reverse Repurchase Agreements.  The Fund can borrow money from banks and other financial institutions, and may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed or received). Borrowings and reverse repurchase agreements involve the use of leverage and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested.
Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Equity Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. The Fund may enter into some or all of the following swap transactions and option agreements, including interest rate swaps, mortgage swaps, credit swaps, currency swaps, total return swaps, options on swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.
Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security or pool of securities. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a party the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the party may also be required to pay the dollar value of that decline to the counterparty. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for another payment stream. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.
The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an
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underlying swap on agreed-upon terms, which generally entails a greater risk of loss than the Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
The Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when the Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.
When the Fund writes (sells) credit swaps on individual securities or instruments, the Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.
The use of interest rate, mortgage, credit, currency and total return and equity swaps, options on swaps, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used.
Currently, certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading are expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading do not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher amounts for uncleared swaps.
Other Investment Companies.  The Fund may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of total assets in securities of all investment companies.
Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies (including ETFs and money market funds) and business development companies beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those investment companies may be funds for which the Investment Advisers or any of their affiliates serves as investment adviser, administrator or distributor.
Additionally, to the extent that any Fund serves as an “acquired fund” to another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Investment Company Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).
The use of ETFs is generally intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose
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Appendix A
money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.
The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
Non-Investment Grade Fixed Income Securities.  Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Non-investment grade fixed income securities are also issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.
The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, the Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.
A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain.
The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause the Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Downgraded Securities.  After its purchase, a portfolio security may be assigned a lower rating or cease to be rated, which may affect the market value and liquidity of the security. If this occurs, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
Loan-Related Investments.  The Bond, Income Fund and Strategic Income Funds may invest in loan-related investments such as loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower (the “borrower”) which is administered and sold by a financial intermediary. The Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan interests may take the form of a direct or co-lending relationship with the borrower, an
81

assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a loan interest or when it acquires certain interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower.
An assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior Loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Longer interest rate reset periods generally increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. Second Lien Loans have the same characteristics as Senior Loans except that such loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Second Lien Loans typically have adjustable floating rate interest payments. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Preferred Stock, Warrants and Stock Purchase Rights.  The Fund (except for Global Core Fixed Income Fund) may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.
Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Equity Investments.  After its purchase, a portfolio investment (such as a convertible debt obligation) may convert to an equity security. Alternatively, the Fund may acquire equity securities in connection with a restructuring or other similar event related to one or more of its investments. If this occurs, the Fund may continue to hold the investment (or make additional purchases of that equity investment) if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
Asset Segregation.  As investment companies registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other
82

Appendix A
derivative instruments that do not cash settle, for example, the Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not a permissible offsetting position or a contractual “netting” agreement with respect to swaps (other than credit default swaps where the Fund is the protection seller). However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, the Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Forwards and futures contracts that do not cash settle may be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third party FCM or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Fund reserves the right to modify its asset segregation policies in the future in their discretion, consistent with the Investment Company Act and SEC or SEC staff guidance. By identifying assets equal to only its net obligations under certain instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund was required to identify assets equal to the full notional amount of the instrument.
In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed above. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires the Fund to trade derivatives (and other transactions that create future payment or delivery obligations) subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
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Appendix B
Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years  (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request).
	Goldman Sachs Bond Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data
Net asset value, beginning of period	$10.53	$10.33	$10.05	$9.87
Net investment income(b)	0.19	0.26	0.28	0.27
Net realized and unrealized gain (loss)	(0.66)	0.47	0.32	0.19
Total from investment operations	(0.47)	0.73	0.60	0.46
Distributions to shareholders from net investment income	(0.14)	(0.34)	(0.32)	(0.26)
Distributions to shareholders from net realized gains	—	(0.19)	—	—
Distributions to shareholders from return of capital	(0.10)	—	—	(0.02)
Total distributions	(0.24)	(0.53)	(0.32)	(0.28)
Net asset value, end of period	$9.82	$10.53	$10.33	$10.05
Total return(c)	(4.60)%	6.93%	6.03%	4.72%
Net assets, end of period (in 000s)	$87,773	$94,092	$81,064	$87,881
Ratio of net expenses to average net assets	0.44%	0.44%	0.44%	0.44%(d)
Ratio of total expenses to average net assets	0.62%	0.59%	0.60%	0.67%(d)
Ratio of net investment income to average net assets	1.79%	2.37%	2.69%	3.00%(d)
Portfolio turnover rate(e)	627%	690%	742%	429%
(a)
Commenced operations on April 20, 2018.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
84

Appendix B

	Goldman Sachs Core Fixed Income Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data
Net asset value, beginning of period	$10.82	$10.85	$10.47	$10.20
Net investment income(b)	0.16	0.18	0.27	0.28
Net realized and unrealized gain (loss)	(0.61)	0.29	0.50	0.27
Total from investment operations	(0.45)	0.47	0.77	0.55
Distributions to shareholders from net investment income	(0.17)	(0.25)	(0.31)	(0.28)
Distributions to shareholders from net realized gains	—	(0.25)	(0.08)	—
Distributions to shareholders from return of capital	(0.04)	—	—	—
Total distributions	(0.21)	(0.50)	(0.39)	(0.28)
Net asset value, end of period	$10.16	$10.82	$10.85	$10.47
Total return(c)	(4.25)%	4.18%	7.41%	5.50%
Net assets, end of period (in 000s)	$690,242	$809,047	$704,747	$595,010
Ratio of net expenses to average net assets	0.37%	0.36%	0.40%	0.44%(d)
Ratio of total expenses to average net assets	0.46%	0.46%	0.50%	0.52%(d)
Ratio of net investment income to average net assets	1.47%	1.60%	2.47%	2.91%(d)
Portfolio turnover rate(e)	489%	575%	693%	396%
(a)
Commenced operations on April 20, 2018.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
85

	Goldman Sachs Global Core Fixed Income Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data
Net asset value, beginning of period	$12.72	$12.71	$12.46	$12.10
Net investment income(b)	0.11	0.19	0.18	0.21
Net realized and unrealized gain (loss)	(0.65)	0.53	0.47	0.36
Total from investment operations	(0.54)	0.72	0.65	0.57
Distributions to shareholders from net investment income	(0.15)	(0.36)	(0.24)	(0.21)
Distributions to shareholders from net realized gains	(0.04)	(0.35)	(0.16)	—
Total distributions	(0.19)	(0.71)	(0.40)	(0.21)
Net asset value, end of period	$11.99	$12.72	$12.71	$12.46
Total return(c)	(4.23)%	5.49%	5.22%	4.77%
Net assets, end of period (in 000s)	$8,160	$8,889	$7,900	$8,170
Ratio of net expenses to average net assets	0.62%	0.68%	0.68%	0.69%(d)
Ratio of total expenses to average net assets	0.82%	0.82%	0.78%	0.87%(d)
Ratio of net investment income to average net assets	0.88%	1.40%	1.38%	1.82%(d)
Portfolio turnover rate(e)	461%	522%	610%	302%
(a)
Commenced operations on April 20, 2018.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
86

Appendix B

	Goldman Sachs Income Fund
	Class P Shares
	Year Ended March 31,		Period Ended March31, 2020(a)
	2022	2021
Per Share Data
Net asset value, beginning of period	$10.25	$8.88	$10.00
Net investment income(b)	0.36	0.36	0.12
Net realized and unrealized gain (loss)	(0.60)	1.44	(1.11)
Total from investment operations	(0.24)	1.80	(0.99)
Distributions to shareholders from net investment income	(0.37)	(0.39)	(0.13)
Distributions to shareholders from net realized gains	(0.09)	(0.04)	—
Total distributions	(0.46)	(0.43)	(0.13)
Net asset value, end of period	$9.55	$10.25	$8.88
Total return(c)	(2.53)%	20.35%	(10.03)%
Net assets, end of period (in 000s)	$73,188	$89,424	$809
Ratio of net expenses to average net assets	0.63%	0.63%	0.60%(d)
Ratio of total expenses to average net assets	0.97%	1.10%	0.63%(d)
Ratio of net investment income to average net assets	3.48%	3.46%	3.76%(d)
Portfolio turnover rate(e)	139%	363%	110%
(a)
Commenced operations on December 3, 2019.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
87

	Goldman Sachs Strategic Income Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data
Net asset value, beginning of period	$9.40	$8.47	$9.27	$9.62
Net investment income(b)	0.12	0.34	0.29	0.33
Net realized and unrealized gain (loss)	(0.20)	0.99	(0.77)	(0.35)
Total from investment operations	(0.08)	1.33	(0.48)	(0.02)
Distributions to shareholders from net investment income	—	(0.38)	(0.01)	(0.06)
Distributions to shareholders from return of capital	(0.19)	(0.02)	(0.31)	(0.27)
Total distributions	(0.19)	(0.40)	(0.32)	(0.33)
Net asset value, end of period	$9.13	$9.40	$8.47	$9.27
Total return(c)	(0.71)%	15.53%	(5.31)%	(0.12)%
Net assets, end of period (in 000s)	$221,056	$268,868	$235,966	$336,979
Ratio of net expenses to average net assets	0.67%	0.68%	0.67%	0.64%(d)
Ratio of total expenses to average net assets	0.73%	0.70%	0.69%	0.68%(d)
Ratio of net investment income to average net assets	1.27%	3.62%	3.18%	3.84%(d)
Portfolio turnover rate(e)	416%	722%	491%	169%
(a)
Commenced operations on April 20, 2018.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
88

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Multi Sector Fixed Income Funds Prospectus (Class P Shares)

FOR MORE INFORMATION
Annual/Semi-Annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.
Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).
The Fund’s annual and semi-annual reports and SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: www.gsamfunds.com/content/gsam/us/en/advisors/fund-center/summary-prospectuses.html.
From time to time, certain announcements and other information regarding the Fund may be found at
http://www.gsamfunds.com/announcements-ind for individual investors or http://www.gsamfunds.com/announcements for advisers.
To obtain other information and for shareholder inquiries:

◼ By telephone:	1-800-621-2550
◼ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606
◼ On the Internet:	SEC EDGAR database – http://www.sec.gov
Other information about the Fund is available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Fund's investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman Sachs & Co. LLC
MSFIPRO-22P

Prospectus
July 29, 2022

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES
INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

◼
Goldman Sachs Enhanced Income Fund
◼
Class A Shares: GEIAX
◼
Institutional Shares: GEIIX
◼
Service Shares: GESVX
◼
Administration Shares: GEADX
◼
Investor Shares: GHIRX
◼
Class R6 Shares: GEIUX
◼
Goldman Sachs Government Income Fund
◼
Class A Shares: GSGOX
◼
Class C Shares: GSOCX
◼
Institutional Shares: GSOIX
◼
Service Shares: GSOSX
◼
Investor Shares: GSOTX
◼
Class R Shares: GSORX
◼
Class R6 Shares: GSOUX
◼
Goldman Sachs Inflation Protected Securities Fund
◼
Class A Shares: GSAPX
◼
Class C Shares: GSCFX
◼
Institutional Shares: GSIPX
◼
Investor Shares: GSTPX
◼
Class R Shares: GSRPX
◼
Class R6 Shares: GSRUX
◼
Goldman Sachs Short Duration Government Fund
◼
Class A Shares: GSSDX
◼
Class C Shares: GSDCX
◼
Institutional Shares: GSTGX
◼
Service Shares: GSDSX
◼
Investor Shares: GTDTX
◼
Class R6 Shares: GSTUX
◼
Goldman Sachs Short Duration Bond Fund
◼
Class A Shares: GDIAX
◼
Class C Shares: GDICX
◼
Institutional Shares: GDFIX
◼
Investor Shares: GSSRX
◼
Class R Shares: GIFRX
◼
Class R6 Shares: GDIUX

Goldman Sachs Enhanced Income Fund—Summary
Investment Objective
The Goldman Sachs Enhanced Income Fund (the “Fund”) seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Shareholder Fees
(fees paid directly from your investment)
	Class A	Institutional	Service	Administration	Investor	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Institutional	Service	Administration	Investor	Class R6
Management Fees	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.15%	None	0.25%	None	None	None
Other Expenses	0.18%	0.10%	0.35%	0.35%	0.18%	0.09%
Administration Fees	None	None	None	0.25%	None	None
Shareholder Administration Fees	None	None	0.25%	None	None	None
All Other Expenses	0.18%	0.10%	0.10%	0.10%	0.18%	0.09%
Acquired Fund Fees and Expenses[1]	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.59%	0.36%	0.86%	0.61%	0.44%	0.35%
1
The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Expense Limitation" do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A, Institutional, Service, Administration, Investor and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Institutional, Service, Administration, Investor and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitations arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$60	$189	$329	$738
Institutional Shares	$37	$116	$202	$456
Service Shares	$88	$274	$477	$1,061
Administration Shares	$62	$195	$340	$762
Investor Shares	$45	$141	$246	$555
Class R6 Shares	$36	$113	$197	$443

1

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 17% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, primarily in a portfolio of U.S. or foreign fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”), corporate notes, privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage-Backed Securities” and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed Securities”), commercial paper, fixed and floating rate asset- backed securities (including collateralized loan obligations), high yield non-investment grade fixed income securities (i.e., securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable credit quality), sovereign and corporate debt securities, and other U.S. dollar denominated debt instruments of emerging market countries. The Fund may also invest in fixed income securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) (“Municipal Securities”). The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
Except for asset-backed securities, Mortgage-Backed Securities and U.S. Treasury securities deliverable in futures transactions, the Fund will not invest in securities with remaining maturities of more than 5 years as determined in accordance with the SAI. With respect to asset-backed securities and Mortgage-Backed Securities, the Fund will not invest in asset-backed securities with a weighted average life of more than 5 years. In pursuing the Fund’s investment objective, the Investment Adviser will seek to enhance the Fund’s return by identifying those fixed income securities that are within the maturity limitations discussed above and that the Investment Adviser believes offer advantageous yields relative to other similar securities.
The Fund may not invest, in the aggregate, more than 10% of its total assets measured at the time of purchase (“Total Assets”) in (i) U.S. dollar denominated emerging market countries debt and (ii) non-investment grade fixed income securities.
The Fund may engage in forward foreign currency transactions in G4 currencies (U.S. Dollar, Euro, GBP and JPY) for both hedging and non-hedging purposes. The Fund may invest in obligations of domestic and foreign issuers that are denominated in currencies other than the U.S. dollar (and may also be denominated in a currency other than that associated with the issuer’s domicile).
The Fund also intends to invest in other derivative instruments, including (but not limited to) interest rate futures contracts, options (including options on futures contracts, swaps, bonds and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps) and other forward contracts. The Fund may use derivatives, instead of buying and selling debt directly, to manage duration, to gain exposure to certain securities or indexes, or to take short positions with respect to individual securities or indexes. The Fund may invest in derivatives that are not denominated in U.S. dollars.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund’s target duration range under normal interest rate conditions is expected to be approximately 1 year plus or minus 1 year, and over the past five years ended June 30, 2022, the duration of the ICE BofAML One-Year U.S. Treasury Note Index has ranged between 0.58 to 1.00 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s benchmark index is the ICE BofAML One-Year U.S. Treasury Note Index.
Fixed Income Investment Philosophy:
Our process:
◼
Combines diversified sources of return by employing multiple strategies
◼
Takes a global perspective to seek relative value opportunities
2

◼
Considers a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
◼
Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views
◼
Emphasizes a risk-aware approach as we view risk management as both an offensive and defensive tool
No one factor or consideration is determinative in the fundamental investment process.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Asset-Backed Securities Risk. Asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities (e.g., failures of private insurers to meet their obligations and unexpectedly high rates of default on the assets backing the securities, particularly during periods of rising interest rates), as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Call/Prepayment Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Collateralized Loan Obligations Risk.  The Fund may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into uncleared OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities or instruments may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising.
Derivatives Risk. The Fund's use of options, futures, swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
3

Extension Risk.  An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.
Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the London Interbank Offered Rate (“LIBOR”) or Secured Overnight Financing Rate (“SOFR”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
LIBOR is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations. At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023.
The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.
SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
4

Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Municipal Securities Risk.  Municipal Securities are subject to call/prepayment risk, credit/default risk, extension risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on Municipal Securities is generally not subject to federal tax, any interest earned on taxable Municipal Securities is fully taxable at the federal level and may be subject to tax at the state level.
Non-Investment Grade Fixed Income Securities Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities  issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Class Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Institutional, Service, Administration, Investor and Class R6 Shares compare to those of the ICE BofAML One-Year U.S. Treasury Note Index. In addition, as of October 20, 2021, the Fund’s benchmark index was changed from the Goldman Sachs Enhanced Income Fund Composite Index, a custom benchmark comprised of the ICE BofAML Six-Month U.S. Treasury Bill Index (50%) and the ICE BofAML One-Year U.S. Treasury Note Index (50%), to the ICE BofAML One-Year U.S. Treasury Note Index. The Adviser believes that the ICE BofAML One-Year U.S. Treasury Note Index is a more appropriate benchmark against which to measure the Fund’s past performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
5

CALENDAR YEAR (INSTITUTIONAL CLASS)

	Returns	Quarter ended
Year-to-Date Return	-2.37%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	3.84%	June 30, 2020
Worst Quarter Return	-2.33%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	5 Years	10 Years	Inception Date
Class A Shares				8/2/2000
Returns Before Taxes	-0.14%*	1.55%*	0.99%*
Returns After Taxes on Distributions	-0.34%	0.98%	0.61%
Returns After Taxes on Distributions and Sale of Fund Shares	-0.08%	0.94%	0.60%
ICE BofAML One-Year U.S. Treasury Note Index (reflects no deduction for fees or expenses)	-0.07%	1.41%	0.86%
Institutional Shares				8/2/2000
Returns Before Taxes	0.19%	1.82%	1.30%
ICE BofAML One-Year U.S. Treasury Note Index (reflects no deduction for fees or expenses)	-0.07%	1.41%	0.86%
Service Shares				12/10/2021
Returns Before Taxes	-0.16%**	1.54%**	1.04%**
ICE BofAML One-Year U.S. Treasury Note Index (reflects no deduction for fees or expenses)	-0.07%	1.41%	0.86%
Administration Shares				8/2/2000
Returns Before Taxes	-0.16%	1.54%	1.04%
ICE BofAML One-Year U.S. Treasury Note Index (reflects no deduction for fees or expenses)	-0.07%	1.41%	0.86%
Investor Shares				7/30/2010
Returns Before Taxes	0.11%	1.73%	1.20%
ICE BofAML One-Year U.S. Treasury Note Index (reflects no deduction for fees or expenses)	-0.07%	1.41%	0.86%
Class R6 Shares				7/31/2015
Returns Before Taxes	0.10%	1.83%	1.31%***
ICE BofAML One-Year U.S. Treasury Note Index (reflects no deduction for fees or expenses)	-0.07%	1.41%	0.86%

*
Performance of Class A Shares reflects no initial sales charge. Prior to July 30, 2018, the maximum initial sales charge applicable to Class A Shares was 1.50%, which is not reflected in the performance shown in the table above.
**
Service Shares commenced operations on December 10, 2021, and, as of the date of this Prospectus, do not have a full calendar year of performance. Performance of Service Shares shown in the table above is that of Administration Shares. Performance has not been adjusted to reflect the higher expenses of Service Shares. Service Shares would have had similar returns (because these share classes represent interests in the same portfolio of securities) and would differ only to the extent that Service Shares and Administration Shares have different expenses.
***
Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Institutional, Administration, Investor, Service and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
6

Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Dave Fishman, Managing Director, Head of Global Liquidity Management, has managed the Fund since 2008; and John Olivo, Managing Director, Global Head of Short Duration, has managed the Fund since 2016.
Buying and Selling Fund Shares
The minimum initial investment for Class A Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor or Class R6 shareholders.
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Administration and Service Shares, although an Intermediary (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
For important tax information, please see “Tax Information” on page 34 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 34 of the Prospectus.
7

Goldman Sachs Government Income Fund—Summary
Investment Objective
The Goldman Sachs Government Income Fund (the “Fund”) seeks a high level of current income, consistent with safety of principal.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 63 and in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts” on page 126 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-188 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Service	Investor	Class R	Class R6
Management Fees	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	0.25%	None	0.50%	None
Other Expenses[2]	0.31%	0.56%	0.23%	0.48%	0.31%	0.31%	0.22%
Service Fees	None	0.25%	None	None	None	None	None
Shareholder Administration Fees	None	None	None	0.25%	None	None	None
All Other Expenses	0.31%	0.31%	0.23%	0.23%	0.31%	0.31%	0.22%
Acquired Fund Fees and Expenses[3]	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	1.11%	1.86%	0.78%	1.28%	0.86%	1.36%	0.77%
Fee Waiver and Expense Limitation[4]	(0.30%)	(0.30%)	(0.28%)	(0.28%)	(0.30%)	(0.30%)	(0.28%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.81%	1.56%	0.50%	1.00%	0.56%	1.06%	0.49%
1
A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on Class C Shares redeemed within 12 months of purchase.
2
The “Other Expenses” for Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares have been restated to reflect expenses expected to be incurred during the current fiscal year.
3
The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Expense Limitation" do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
4
The Investment Adviser has agreed to: (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.46% as an annual percentage of the Fund's average daily net assets; (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets; and (iii) waive a portion of its management fee payable by the Fund in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests. Additionally, Goldman Sachs & Co. LLC (“Goldman Sachs”), the Fund’s transfer agent, has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.02% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor, and Class R Shares of the Fund. These arrangements will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser and Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees.
8

Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Service, Investor, Class R and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Service, Investor, Class R and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitations arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$455	$686	$936	$1,650
Class C Shares	$259	$556	$978	$2,155
Institutional Shares	$51	$221	$406	$940
Service Shares	$102	$378	$675	$1,521
Investor Shares	$57	$244	$447	$1,033
Class R Shares	$108	$401	$716	$1,609
Class R6 Shares	$50	$218	$400	$928

Class C Shares – Assuming no redemption	$159	$556	$978	$2,155

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 578% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”) and in repurchase agreements collateralized by such securities. The remainder of the Fund’s Net Assets may be invested in non-government securities such as privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage-Backed Securities” and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed Securities”), asset-backed securities and corporate securities. The Fund also intends to invest in derivatives, including (but not limited to) futures, swaps, options on swaps and other derivative instruments, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund’s investments in non-U.S. Government Securities must be rated AAA or Aaa by a nationally recognized statistical rating organization (“NRSRO”) at the time of purchase, or, if unrated, must be determined by the Investment Adviser to be of comparable credit quality. The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Government/Mortgage Index, plus or minus one year, and over the past five years ended June 30, 2022, the duration of this index has ranged between 4.77 and 6.13 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s benchmark index is the Bloomberg U.S. Government/Mortgage Index.
9

Fixed Income Investment Philosophy:
Our process:
◼
Combines diversified sources of return by employing multiple strategies
◼
Takes a global perspective to seek relative value opportunities
◼
Considers a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
◼
Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views
◼
Emphasizes a risk-aware approach as we view risk management as both an offensive and defensive tool
No one factor or consideration is determinative in the fundamental investment process.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Call/Prepayment Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities or instruments may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising.
Derivatives Risk. The Fund's use of futures, swaps, options on swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mortgage-Backed and/or Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of
10

default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Fund and its shareholders, and also may result in short-term capital gains taxable to shareholders.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities  issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Class Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Service, Investor, Class R and Class R6 Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (INSTITUTIONAL CLASS)*

	Returns	Quarter ended
Year-to-Date Return	-9.12%	June 30, 2022

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During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	5.00%	March 31, 2020
Worst Quarter Return	-3.04%	March 31, 2021
*
Previously, the bar chart above showed the Fund’s annual returns for Class A Shares. Annual returns for Institutional Shares are used because Institutional Shares have more assets than any other share class.
AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	5 Years	10 Years	Inception Date
Class A Shares				2/10/1993
Returns Before Taxes	-6.13%	1.50%	1.28%
Returns After Taxes on Distributions	-7.00%	0.72%	0.50%
Returns After Taxes on Distributions and Sale of Fund Shares	-3.63%	0.81%	0.66%
Class C Shares				8/15/1997
Returns Before Taxes	-4.23%	1.52%	0.92%*
Institutional Shares				8/15/1997
Returns Before Taxes	-2.24%	2.59%	2.00%
Service Shares				8/15/1997
Returns Before Taxes	-2.67%	2.10%	1.49%
Investor Shares				11/30/2007
Returns Before Taxes	-2.30%	2.53%	1.92%
Class R Shares				11/30/2007
Returns	-2.79%	2.02%	1.41%
Class R6 Shares				7/31/2015
Returns Before Taxes	-2.23%	2.62%	2.01%**
Bloomberg U.S. Government/Mortgage Index (reflects no deduction for fees or expenses)	-1.77%	2.85%	2.21%

*
Class C Shares automatically convert into Class A Shares eight years after the purchase date. The 10-Year performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.
**
Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Service, Investor and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Peter Stone, Managing Director, has managed the Fund since 2020; Jon Calluzzo, Vice President, has managed the Fund since 2022; and Raghavan Gopalsamy, Vice President, has managed the Fund since 2022.
Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor, Class R and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Class R or Class R6 shareholders.
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Intermediary (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.
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You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
For important tax information, please see “Tax Information” on page 34 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 34 of the Prospectus.
13

Goldman Sachs Inflation Protected Securities Fund—Summary
Investment Objective
The Goldman Sachs Inflation Protected Securities Fund (the “Fund”) seeks real return consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 63 and in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts” on page 126 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-188 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Investor	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Investor	Class R	Class R6
Management Fees	0.26%	0.26%	0.26%	0.26%	0.26%	0.26%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None	0.50%	None
Other Expenses	0.20%	0.45%	0.12%	0.20%	0.20%	0.11%
Service Fees	None	0.25%	None	None	None	None
All Other Expenses	0.20%	0.20%	0.12%	0.20%	0.20%	0.11%
Total Annual Fund Operating Expenses	0.71%	1.46%	0.38%	0.46%	0.96%	0.37%
Fee Waiver and Expense Limitation[2]	(0.04%)	(0.04%)	(0.04%)	(0.04%)	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.67%	1.42%	0.34%	0.42%	0.92%	0.33%
1
A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on Class C Shares redeemed within 12 months of purchase.
2
The Investment Adviser has agreed to: (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.044% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
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The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Investor, Class R and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Investor, Class R and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same  (except that the Example incorporates any applicable fee waiver and/or expense limitations arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$441	$590	$751	$1,221
Class C Shares	$245	$458	$794	$1,743
Institutional Shares	$35	$118	$209	$476
Investor Shares	$43	$144	$254	$575
Class R Shares	$94	$302	$527	$1,174
Class R6 Shares	$34	$115	$204	$464

Class C Shares – Assuming no redemption	$145	$458	$794	$1,743

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 62% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in inflation protected securities (“IPS”) of varying maturities issued by the U.S. Treasury (“TIPS”) and other U.S. and non-U.S. Government agencies and corporations (“CIPS”). IPS are designed to provide inflation protection to investors. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (the “CPIU”) as the measurement of inflation, while other issuers of IPS may use other indices as the measure of inflation. IPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the CPIU. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation protected bonds typically have lower yields than conventional fixed-rate bonds.
The remainder of the Fund’s Net Assets (up to 20%) may be invested in other fixed income securities, including securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), asset-backed securities, mortgage-backed securities, corporate securities, non-investment grade fixed income securities and securities issued by foreign corporate and governmental issuers.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund also intends to invest in derivatives, including (but not limited to) futures and inflation-linked swaps, primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration, and/or gain exposure to certain fixed income securities.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index, plus or minus 2 years, and over the past five years ended June 30, 2022, the duration of this index has ranged between 6.97 and 8.02 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s benchmark index is the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index.
Fixed Income Investment Philosophy:
Our process:
◼
Combines diversified sources of return by employing multiple strategies
◼
Takes a global perspective to seek relative value opportunities
◼
Considers a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
15

◼
Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views
◼
Emphasizes a risk-aware approach as we view risk management as both an offensive and defensive tool
No one factor or consideration is determinative in the fundamental investment process.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
CPIU Measurement Risk. The CPIU is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPIU will accurately measure the real rate of inflation in the prices of goods and services, which may affect the valuation of the Fund.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Deflation Risk. The Fund will be subject to the risk that prices throughout the economy may decline over time, resulting in “deflation.” If this occurs, the principal and income of IPS held by the Fund would likely decline in price, which could result in losses for the Fund.
Derivatives Risk. The Fund's use of futures and inflation-linked swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Inflation Protected Securities Risk. The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
16

Tax Consequences Risk. The Fund will be subject to the risk that adjustments for inflation to the principal amount of an inflation indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities  issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Class  Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (INSTITUTIONAL CLASS)*

	Returns	Quarter ended
Year-to-Date Return	-8.78%	June 30, 2022

17

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	4.46%	March 31, 2016
Worst Quarter Return	-6.81%	June 30, 2013
*
Previously, the bar chart above showed the Fund’s annual returns for Class A Shares. Annual returns for Institutional Shares are used because Institutional Shares have more assets than any other share class.
AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	5 Years	10 Years	Inception Date
Class A Shares				8/31/2007
Returns Before Taxes	1.16%	3.84%	2.13%
Returns After Taxes on Distributions	-0.86%	2.86%	1.28%
Returns After Taxes on Distributions and Sale of Fund Shares	0.66%	2.52%	1.26%
Class C Shares				8/31/2007
Returns Before Taxes	3.32%	3.86%	1.78%*
Institutional Shares				8/31/2007
Returns Before Taxes	5.39%	4.97%	2.88%
Investor Shares				11/30/2007
Returns Before Taxes	5.35%	4.88%	2.77%
Class R Shares				11/30/2007
Returns	4.91%	4.38%	2.28%
Class R6 Shares				7/31/2015
Returns Before Taxes	5.49%	5.01%	2.89%**
Bloomberg U.S. TIPS Index (reflects no deduction for fees or expenses)	5.96%	5.33%	3.09%

*
Class C Shares automatically convert into Class A Shares eight years after the purchase date. The 10-Year performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.
**
Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Investor and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Peter Stone, Managing Director, has managed the Fund since 2020; Jon Calluzzo, Vice President, has managed the Fund since 2022; and Raghavan Gopalsamy, Vice President, has managed the Fund since 2022.
Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor, Class R and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Class R or Class R6 shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs & Co. LLC (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
18

Tax Information
For important tax information, please see “Tax Information” on page 34 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 34 of the Prospectus.
19

Goldman Sachs Short Duration Government Fund—Summary
Investment Objective
The Goldman Sachs Short Duration Government Fund (the “Fund”) seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $500,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 63 and in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts” on page 126 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-188 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Service	Investor	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	0.65%	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Service	Investor	Class R6
Management Fees	0.44%	0.44%	0.44%	0.44%	0.44%	0.44%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	0.25%	None	None
Other Expenses	0.19%	0.44%	0.11%	0.36%	0.19%	0.10%
Service Fees	None	0.25%	None	None	None	None
Shareholder Administration Fees	None	None	None	0.25%	None	None
All Other Expenses	0.19%	0.19%	0.11%	0.11%	0.19%	0.10%
Total Annual Fund Operating Expenses	0.88%	1.63%	0.55%	1.05%	0.63%	0.54%
Fee Waiver and Expense Limitation[2]	(0.07%)	(0.42%)	(0.07%)	(0.07%)	(0.07%)	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.81%	1.21%	0.48%	0.98%	0.56%	0.47%
1
A contingent deferred sales charge (“CDSC”) of 0.65% is imposed on Class C Shares redeemed within 12 months of purchase.
2
The Investment Adviser has agreed to: (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, shareholder administration fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. In addition, Goldman Sachs & Co. LLC (“Goldman Sachs”) has agreed to waive a portion of the distribution (12b-1) and service fees equal to 0.35% of the average daily net assets attributable to Class C Shares of the Fund. These arrangements will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser or Goldman Sachs (as applicable) may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
20

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Service, Investor and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Service, Investor and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitations arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$231	$420	$624	$1,212
Class C Shares	$188	$473	$847	$1,898
Institutional Shares	$49	$169	$300	$683
Service Shares	$100	$327	$573	$1,276
Investor Shares	$57	$195	$344	$780
Class R6 Shares	$48	$166	$295	$670

Class C Shares – Assuming no redemption	$123	$473	$847	$1,898

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 466% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”) and in repurchase agreements collateralized by such securities. Substantially all of the Fund’s Net Assets will be invested in U.S. Government Securities and instruments based on U.S. Government Securities. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, options and interest rate swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the ICE BofAML Two-Year U.S. Treasury Note Index, plus or minus 1 year, and over the past five years ended June 30, 2022, the duration of this index has ranged between 1.73 and 2.00 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s benchmark index is the ICE BofAML Two-Year U.S. Treasury Note Index.
Fixed Income Investment Philosophy:
Our process:
◼
Combines diversified sources of return by employing multiple strategies
◼
Takes a global perspective to seek relative value opportunities
◼
Considers a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
◼
Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views
◼
Emphasizes a risk-aware approach as we view risk management as both an offensive and defensive tool
21

No one factor or consideration is determinative in the fundamental investment process.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Call/Prepayment Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Derivatives Risk. The Fund's use of options, futures, swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mortgage-Backed and/or Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
22

Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Fund and its shareholders, and also may result in short-term capital gains taxable to shareholders.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities  issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Service, Investor and Class R6 Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (INSTITUTIONAL CLASS)*

	Returns	Quarter ended
Year-to-Date Return	-3.90%	June 30, 2022

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During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	2.21%	March 31, 2020
Worst Quarter Return	-0.77%	December 31, 2021
*
Previously, the bar chart above showed the Fund’s annual returns for Class A Shares. Annual returns for Institutional Shares are used because Institutional Shares have more assets than any other share class.
AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	5 Years	10 Years	Inception Date
Class A Shares				5/1/1997
Returns Before Taxes	-3.08%	0.87%	0.60%
Returns After Taxes on Distributions	-3.22%	0.25%	0.10%
Returns After Taxes on Distributions and Sale of Fund Shares	-1.82%	0.40%	0.24%
Class C Shares				8/15/1997
Returns Before Taxes	-2.75%	0.75%	0.36%*
Institutional Shares				8/15/1988
Returns Before Taxes	-1.31%	1.51%	1.09%
Service Shares				4/10/1996
Returns Before Taxes	-1.79%	1.01%	0.60%
Investor Shares				11/30/2007
Returns Before Taxes	-1.38%	1.42%	1.00%
Class R6 Shares				7/31/2015
Returns Before Taxes	-1.30%	1.52%	1.10%**
ICE BofAML Two-Year U.S.Treasury Note Index (reflects no deduction for fees or expenses)	-0.53%	1.52%	1.00%

*
Class C Shares automatically convert into Class A Shares eight years after the purchase date. The 10-Year performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.
**
Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Service, Investor and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Dave Fishman, Managing Director, Head of Global Liquidity Management, has managed the Fund since 2008; and John Olivo, Managing Director, Global Head of Short Duration, has managed the Fund since 2016.
Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor or Class R6 shareholders.
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Service Shares, although an Intermediary (as defined below) may impose such minimums and/or establish other requirements such as a minimum account balance.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
24

Tax Information
For important tax information, please see “Tax Information” on page 34 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 34 of the Prospectus.
25

Goldman Sachs Short Duration Bond Fund—Summary
Investment Objective
The Goldman Sachs Short Duration Bond Fund (the "Fund") seeks total return consisting of income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $500,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 63 and in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts” on page 126 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-188 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Investor	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	1.50%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	0.65%	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Investor	Class R	Class R6
Management Fees	0.37%	0.37%	0.37%	0.37%	0.37%	0.37%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None	0.50%	None
Other Expenses	0.16%	0.41%	0.08%	0.16%	0.16%	0.07%
Service Fees	None	0.25%	None	None	None	None
All Other Expenses	0.16%	0.16%	0.08%	0.16%	0.16%	0.07%
Acquired Fund Fees and Expenses[2]	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%
Total Annual Fund Operating Expenses	0.80%	1.55%	0.47%	0.55%	1.05%	0.46%
Fee Waiver and Expense Limitation[3]	(0.07%)	(0.42%)	(0.05%)	(0.07%)	(0.07%)	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.73%	1.13%	0.42%	0.48%	0.98%	0.41%
1
A contingent deferred sales charge (“CDSC”) of 0.65% is imposed on Class C Shares redeemed within 12 months of purchase.
2
The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Expense Limitation” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
3
The Investment Adviser has agreed to: (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.014% of the Fund’s average daily net assets. Additionally, Goldman Sachs & Co. LLC (“Goldman Sachs”), the Fund’s transfer agent, has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.02% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor, and Class R Shares of the Fund. In addition, Goldman Sachs has agreed to waive a portion of the distribution (12b-1) and service fees equal to 0.35% of the average daily net assets attributable to Class C Shares of the Fund. These arrangements will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser or Goldman Sachs (as applicable) may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
26

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Investor, Class R and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Investor, Class R and/or Class R6 Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitations arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$223	$395	$581	$1,119
Class C Shares	$180	$448	$805	$1,810
Institutional Shares	$43	$146	$258	$587
Investor Shares	$49	$169	$300	$683
Class R Shares	$100	$327	$573	$1,276
Class R6 Shares	$42	$143	$253	$574

Class C Shares – Assuming no redemption	$115	$448	$805	$1,810

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 240% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in U.S. or foreign fixed income securities. These fixed income securities include securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”), corporate debt securities, privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage-Backed Securities” and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed Securities”), asset-backed securities (including collateralized loan obligations), high yield non-investment grade fixed income securities (i.e., securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable credit quality), high yield floating rate loans (“Bank Loans”) and sovereign and corporate debt securities, and other instruments of issuers in emerging market countries (“emerging countries debt”). The Fund may also invest in fixed income securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) (“Municipal Securities”) and may purchase securities of issuers in default. The Fund may seek to obtain exposure to these investments through investments in affiliated or unaffiliated investment companies including exchange-traded funds (“ETFs”), the Goldman Sachs High Yield Fund, Goldman Sachs Emerging Markets Debt Fund and Goldman Sachs Local Emerging Markets Debt Fund.
The Fund may not invest, in the aggregate, more than 20% of its total assets measured at the time of purchase (“Total Assets”) in (i) emerging countries debt and (ii) non-investment grade fixed income securities.
The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund may invest in obligations of domestic and foreign issuers that are denominated in currencies other than the U.S. dollar (and may also be denominated in a currency other than that associated with the issuer’s domicile).
The Fund also intends to invest in other derivative instruments, including (but not limited to) interest rate futures contracts, options (including options on futures contracts, swaps, bonds and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps) and other forward contracts. The Fund may use derivatives, instead of buying and selling debt directly, to manage duration, to gain exposure to certain securities or indexes, or to take short positions with respect to individual securities or indexes. The Fund may invest in derivatives that are not denominated in U.S. dollars.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
27

Except as described above, the Fund invests in fixed income securities rated at least BBB- or Baa3 at the time of purchase. The Fund will deem a security to have the highest credit rating assigned to it from an NRSRO at the time of purchase, if more than one NRSRO rates the security. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of comparable credit quality.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Goldman Sachs Short Duration Bond Fund Composite Index plus or minus two years, and during the past five years ended June 30, 2022, the duration of this index ranged between 1.80 and 2.80 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%.
Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s benchmark index is the Goldman Sachs Short Duration Bond Fund Composite Index, which is comprised of the Bloomberg U.S. 1-3 Year Corporate Bond Index (50%) and the Bloomberg U.S. 1-3 Year Government Bond Index (50%).
Fixed Income Investment Philosophy:
Our process:
◼
Combines diversified sources of return by employing multiple strategies
◼
Takes a global perspective to seek relative value opportunities
◼
Considers a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
◼
Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views
◼
Emphasizes a risk-aware approach as we view risk management as both an offensive and defensive tool
No one factor or consideration is determinative in the fundamental investment process.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Call/Prepayment Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage- Backed Security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Collateralized Loan Obligations Risk.  The Fund may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into uncleared OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.
28

Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of options, futures, forwards, swaps, options on swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Extension Risk.  An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.
Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the London Interbank Offered Rate (“LIBOR”) or Secured Overnight Financing Rate (“SOFR”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
LIBOR is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations. At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023.
The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.
SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
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Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Loan-Related Investments Risk. In addition to the risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans generally have greater price volatility than senior loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Municipal Securities Risk.  Municipal Securities are subject to call/prepayment risk, credit/default risk, extension risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing,
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transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on Municipal Securities is generally not subject to federal tax, any interest earned on taxable Municipal Securities is fully taxable at the federal level and may be subject to tax at the state level.
Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities  issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares compare to those of certain broad-based securities market indices and to the Goldman Sachs Short Duration Bond Fund Composite Index, a custom benchmark comprised of the Bloomberg U.S. 1-3 Year Corporate Bond Index (50%) and the Bloomberg U.S. 1-3 Year Government Bond Index (50%) (“Composite Index”). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (INSTITUTIONAL CLASS)*

	Returns	Quarter ended
Year-to-Date Return	-5.79%	June 30, 2022

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During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	5.39%	June 30, 2020
Worst Quarter Return	-2.26%	March 31, 2020
*
Previously, the bar chart above showed the Fund’s annual returns for Class A Shares. Annual returns for Institutional Shares are used because Institutional Shares have more assets than any other share class.
AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	5 Years	Since Inception	Inception Date
Class A Shares				2/29/2012
Returns Before Taxes	-2.71%	2.04%	1.73%
Returns After Taxes on Distributions	-3.12%	1.28%	1.03%
Returns After Taxes on Distributions and Sale of Fund Shares	-1.60%	1.23%	1.01%
Class C Shares				2/29/2012
Returns Before Taxes	-2.14%	1.94%	1.48%*
Institutional Shares				2/29/2012
Returns Before Taxes	-0.79%	2.68%	2.25%
Investor Shares				2/29/2012
Returns Before Taxes	-0.86%	2.62%	2.16%
Class R Shares				2/29/2012
Returns	-1.35%	2.11%	1.65%
Class R6 Shares				7/31/2015
Returns Before Taxes	-0.87%	2.69%	2.24%**
Bloomberg U.S. 1-3 Year Corporate Bond Index (reflects no deduction for fees or expenses)	-0.07%	2.47%	2.15%
Bloomberg U.S. 1-3 Year Government Bond Index (reflects no deduction for fees or expenses)	-0.60%	1.62%	1.12%
Goldman Sachs Short Duration Bond Fund Composite Index	-0.36%	2.04%	1.63%

*
Class C Shares automatically convert into Class A Shares eight years after the purchase date. The 10-Year performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.
**
Class R6 Shares commenced operations on July 31, 2015. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares including since inception performance as of Institutional Shares’ inception date. Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional, Investor and Class R6 Shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Dave Fishman, Managing Director, Head of Global Liquidity Management, has managed the Fund since 2008; and John Olivo, Managing Director, Global Head of Short Duration, has managed the Fund since 2016.
Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor, Class R and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Class R or Class R6 shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
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Tax Information
For important tax information, please see “Tax Information” on page 34 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 34 of the Prospectus.
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Short Duration and Government Fixed Income Funds –
Additional Summary Information

Tax Information
The Funds' distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase a Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.
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Investment Management Approach

INVESTMENT OBJECTIVEs
The Enhanced Income Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. The Government Income Fund seeks a high level of current income, consistent with safety of principal. The Inflation Protected Securities Fund seeks real return consistent with preservation of capital. Real return is the return on an investment adjusted for inflation. The Short Duration Government Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation. The Short Duration Bond Fund seeks total return consisting of income and capital appreciation. Each Fund’s investment objective may be changed without shareholder approval upon 60 days’ notice.
PRINCIPAL INVESTMENT STRATEGIES
Enhanced Income Fund
The Fund invests, under normal circumstances, primarily in a portfolio of U.S. or foreign fixed income securities, including U.S. Government Securities, Mortgage-Backed Securities, commercial paper, fixed and floating rate asset-backed securities (including collateralized loan obligations), high yield non‑investment grade fixed income securities (i.e., securities rated BB+, Ba1 or below by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable credit quality), sovereign and corporate debt securities, and other U.S. dollar denominated debt instruments of emerging market countries. The Fund may also invest in Municipal Securities. The Fund may also invest in custodial receipts and convertible securities. The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
Except for asset-backed securities, Mortgage-Backed Securities and U.S. Treasury securities deliverable in futures transactions, the Fund will not invest in securities with remaining maturities of more than 5 years as determined in accordance with the SAI. With respect to asset-backed securities and Mortgage-Backed Securities, the Fund will not invest in asset-backed securities with a weighted average life of more than 5 years. In pursuing the Fund’s investment objective, the Investment Adviser will seek to enhance the Fund’s return by identifying those fixed income securities that are within the maturity limitations discussed above and that the Investment Adviser believes offer advantageous yields relative to other similar securities.
The Fund may not invest, in the aggregate, more than 10% of its Total Assets in (i) U.S. dollar denominated emerging market countries debt and (ii) non-investment grade fixed income securities.
The Fund may engage in forward foreign currency transactions in G4 currencies (U.S. Dollar, Euro, GBP and JPY) for both hedging and non-hedging purposes. The Fund may invest in obligations of domestic and foreign issuers that are denominated in currencies other than the U.S. dollar (and may also be denominated in a currency other than that associated with the issuer’s domicile).
The Fund also intends to invest in other derivative instruments, including (but not limited to) interest rate futures contracts, options (including options on futures contracts, swaps, bonds and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps) and other forward contracts. The Fund may use derivatives, instead of buying and selling debt directly, to manage duration, to gain exposure to certain securities or indexes, or to take short positions with respect to individual securities or indexes. The Fund may invest in derivatives that are not denominated in U.S. dollars.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing TBA agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund’s target duration range under normal interest rate conditions is expected to be approximately 1 year plus or minus 1 year, and over the past five years ended June 30, 2022, the duration of the ICE BofAML One-Year U.S. Treasury Note Index has ranged between 0.58 to 1.00 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s benchmark index is the ICE BofAML One-Year U.S. Treasury Note Index.
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Government Income Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. Government Securities, including Agency Mortgage-Backed Securities, and in repurchase agreements collateralized by such securities. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. The remainder of the Fund’s Net Assets (up to 20%) may be invested in non-government securities, such as Private Mortgage-Backed Securities, asset-backed securities and corporate securities. The Fund also intends to invest in derivatives, including (but not limited to) futures, swaps, options on swaps and other derivative instruments, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing TBA agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. In TBA agreements for Agency Mortgage-Backed Securities, the buyer and seller agree upon general trade parameters such as the issuer, maturity, coupon, face value, price and settlement date. The actual pools of mortgages to be delivered typically are announced two days prior to the settlement date; however, in most instances, the Fund will not take delivery of the pools of mortgages, but will instead participate in rolling TBA agreements, in which it exchanges a near settlement TBA agreement for a TBA agreement with a later settlement date. Reverse repurchase agreements involve the sale of securities held by the Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions enable the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade. The Fund may enter into reverse repurchase agreements when the Investment Adviser expects that the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund’s investments in non-U.S. Government Securities must be rated AAA or Aaa by an NRSRO at the time of purchase, or, if unrated, must be determined by the Investment Adviser to be of comparable credit quality. The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Government/Mortgage Index, plus or minus one year, and over the past five years ended June 30, 2022, the duration of this index has ranged between 4.77 and 6.13 years.The Fund’s benchmark is the Bloomberg U.S. Government/Mortgage Index.
Inflation Protected Securities Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in inflation protected securities (“IPS”) of varying maturities issued by the U.S. Treasury (“TIPS”) and other U.S. and non-U.S. Government agencies and corporations (“CIPS”). This is a fundamental policy and may be changed only with shareholder approval. IPS are designed to provide inflation protection to investors. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (the “CPIU”) as the measurement of inflation, while other issuers of IPS may use other indices as the measure of inflation. IPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the CPIU. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation protected bonds typically have lower yields than conventional fixed-rate bonds.
The remainder of the Fund’s Net Assets (up to 20%) may be invested in other fixed income securities, including U.S. Government Securities, asset-backed securities, mortgage-backed securities, corporate securities, non-investment grade fixed income securities and securities issued by foreign corporate and governmental issuers.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund also intends to invest in derivatives, including (but not limited to) futures and inflation-linked swaps, primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration, and/or gain exposure to certain fixed income securities. The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index, plus or minus 2 years, and over the past five years ended June 30, 2022, the duration of this index has ranged between 6.97 and 8.02 years.The Fund’s benchmark is the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index.
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Investment Management Approach
Short Duration Government Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. Government Securities, including Agency Mortgage-Backed Securities, and in repurchase agreements collateralized by such securities. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. Substantially all of the Fund’s Net Assets will be invested in U.S. Government Securities and instruments based on U.S. Government Securities. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, options and interest rate swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing TBA agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. In TBA agreements for Agency Mortgage-Backed Securities, the buyer and seller agree upon general trade parameters such as the issuer, maturity, coupon, face value, price and settlement date. The actual pools of mortgages to be delivered typically are announced two days prior to the settlement date; however, in most instances, the Fund will not take delivery of the pools of mortgages, but will instead participate in rolling TBA agreements, in which it exchanges a near settlement TBA agreement for a TBA agreement with a later settlement date. Reverse repurchase agreements involve the sale of securities held by the Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions enable the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade. The Fund may enter into reverse repurchase agreements when the Investment Adviser expects that the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the ICE BofAML Two-Year U.S. Treasury Note Index, plus or minus 1 year, and over the past five years ended June 30, 2022, the duration of this index has ranged between 1.73 and 2.00 years.
The Fund’s benchmark is the ICE BofAML Two-Year U.S. Treasury Note Index.
Short Duration Bond Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. or foreign fixed income securities. These fixed income securities include U.S. Government Securities, including Agency Mortgage-Backed Securities, corporate debt securities, Private Mortgage-Backed Securities, asset-backed securities (including CLOs), high yield non-investment grade fixed income securities (i.e., securities rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality), bank loans and emerging countries debt. Shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. The Fund may also invest in custodial receipts, municipal securities, convertible securities and securities of issuers in default. The Fund may seek to obtain exposure to these investments through investments in affiliated or unaffiliated investment companies including ETFs, the Goldman Sachs High Yield Fund, Goldman Sachs Emerging Markets Debt Fund and Goldman Sachs Local Emerging Markets Debt Fund.
The Fund may not invest, in the aggregate, more than 20% of its Total Assets in (i) emerging countries debt and (ii) non-investment grade fixed income securities.
The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund may invest in obligations of domestic and foreign issuers that are denominated in currencies other than the U.S. dollar (and may also be denominated in a currency other than that associated with the issuer’s domicile).
In determining what constitutes “emerging countries debt,” instruments such as credit linked notes and other investments with similar economic exposures may be included. The Investment Adviser generally expects a country to be an “emerging market country” if the country is identified as an “emerging market country” in any of the Fund’s benchmark indices. Such countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities. Sovereign debt may also include nominal and real inflation-linked securities. In determining whether an issuer of corporate debt is in an emerging market country, the Investment Adviser will ordinarily do so by identifying the issuer’s “country of risk.” The issuer’s “country of risk” is determined based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which the
37

majority of its revenue comes, and its reporting currency. Although the Investment Adviser will generally rely on an issuer’s “country of risk” as determined by Bloomberg, it is not required to do so, as long as the issuer is otherwise tied economically to an emerging market country. The Investment Adviser may (but is not required to) deem an issuer to be otherwise tied to an emerging market country if it derives at least 50% of its revenues and/or profits from goods produced, sales made or services provided in one or more emerging markets countries, measured at the time of purchase. The Investment Adviser currently expects that the emerging market countries to which the Fund could have emerging markets debt exposure include (but are not limited to): Argentina, Botswana, Brazil, Chile, China, Colombia, Costa Rica, Czech Republic, Dominican Republic, Egypt, Estonia, Ghana, Honduras, Hong Kong, Hungary, India, Indonesia, Kazakhstan, Kenya, Latvia, Lithuania, Malawi, Malaysia, Mauritius, Mexico, Nigeria, Panama, Peru, The Philippines, Poland, Romania, Russia, Serbia, Singapore, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Tanzania, Thailand, Turkey, Uganda, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia as well as other emerging countries to the extent that foreign investors are permitted by applicable law to make such investments.
The Fund also intends to invest in other derivative instruments, including interest rate futures contracts, options (including options on futures contracts, swaps, bonds and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps) and other forward contracts. The Fund may use derivatives, instead of buying and selling debt directly, to manage duration, to gain exposure to certain securities or indexes, or to take short positions with respect to individual securities or indexes. The Fund may invest in derivatives that are not denominated in U.S. dollars.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing TBA agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. In TBA agreements for Agency Mortgage-Backed Securities, the buyer and seller agree upon general trade parameters such as the issuer, maturity, coupon, face value, price and settlement date. The actual pools of mortgages to be delivered typically are announced two days prior to the settlement date; however, in most instances, the Fund will not take delivery of the pools of mortgages, but will instead participate in rolling TBA agreements, in which it exchanges a near settlement TBA agreement for a TBA agreement with a later settlement date. Reverse repurchase agreements involve the sale of securities held by the Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions enable the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade. The Fund may enter into reverse repurchase agreements when the Investment Adviser expects that the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.
Except as described above, the Fund invests in fixed income securities rated at least BBB- or Baa3 at the time of purchase. The Fund will deem a security to have the highest credit rating assigned to it from an NRSRO at the time of purchase, if more than one NRSRO rates the security. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of comparable credit quality.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Goldman Sachs Short Duration Bond Fund Composite Index plus or minus two years, and during the past five years ended June 30, 2022, the duration of this index ranged between 1.80 and 2.80 years.
The Fund’s benchmark index is the Goldman Sachs Short Duration Bond Fund Composite Index, which is comprised of the Bloomberg U.S. 1-3 Year Corporate Bond Index (50%) and the Bloomberg U.S. 1-3 Year Government Bond Index (50%).
The Bloomberg U.S. 1-3 Year Corporate Bond Index provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and three years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. The Bloomberg U.S. 1-3 Year U.S. Government Bond Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to three years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government.
ALL FUNDS
“Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of a Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately
3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Funds may, from time to time, take temporary defensive positions that are inconsistent with each Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes (and to the extent that it is permitted to invest in the following), each Fund may invest up to 100% of its total assets in U.S. Government Securities,
38

Investment Management Approach
commercial paper rated at least A-2 by S&P Global Ratings (“S&P”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”), or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, certain ETFs and other investment companies and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
References in the Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted, are not an indication of how a particular Fund is managed.
Fixed Income Investment Philosophy:
Our process:
◼
Combines diversified sources of return by employing multiple strategies
◼
Takes a global perspective to seek relative value opportunities
◼
Considers a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
◼
Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views
◼
Emphasizes a risk-aware approach as we view risk management as both an offensive and defensive tool
The Fixed Income Portfolio Management Team implements this overall philosophy through an investment process that seeks to maximize risk adjusted total returns by utilizing a diverse set of investment strategies and revolves around four key elements:
1. Developing a long-term risk budget—Lead portfolio managers (the “Portfolio Team”) set the strategic direction of a Fund by establishing a “risk budget.” The “risk budget” for the Funds is the range the portfolio managers will allow the Funds to deviate from their respective benchmarks with respect to sector allocations, country allocations, securities selection and, to a lesser extent, duration. Following analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to seek to optimize potential return.
2. Fundamental investment process—As part of its fundamental investment process, the Fixed Income Portfolio Management Team may integrate ESG factors alongside traditional fundamental factors to seek to: (i) determine whether a particular fixed income security and/or sector is suitable and attractively priced for investment and (ii) assess their potential impact on the credit quality and spreads of a particular fixed income security. Traditional fundamental factors that the Fixed Income Portfolio Management Team may consider include, but are not limited to, leverage, earnings, enterprise value, industry trends and macroeconomic factors. ESG factors that the Fixed Income Portfolio Management Team may consider include, but are not limited to, physical risk (e.g., wildfires, floods, droughts and rising sea levels), carbon intensity and emissions profiles, workplace health and safety, cyber risk, social unrest and equity, governance practices and stakeholder relations, employee relations, board structure and management incentives. The identification of a risk related to an ESG factor will not necessarily exclude a particular fixed income security and/or sector that, in the Fixed Income Portfolio Management Team’s view, is otherwise suitable and attractively priced for investment, and the Fixed Income Portfolio Management Team may invest in a security or sector without integrating ESG factors or considerations into its fundamental investment process. The relevance of specific traditional fundamental factors and ESG factors to the fundamental investment process varies across asset classes, sectors and strategies. The Fixed Income Portfolio Management Team may utilize data sources provided by third-party vendors and/or engage directly with issuers when assessing the above factors.
3. Generating investment views and strategies—Our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The Top-down Strategy Teams are responsible for Cross-Sector, Duration, Country, and Currency decisions. Concurrently, Bottom-up Strategy Teams, comprised of sector specialists, formulate sub-sector allocation and security selection decisions.
4. Constructing the portfolios—The Portfolio and Strategy Teams construct each Fund’s portfolio through a collaborative process in which the Portfolio Team oversees the overall portfolio while the Strategy Teams actively manage the securities and strategies within their areas of specialization. This process enables the Portfolio Team to build a portfolio consisting of the ideas of the individual Strategy Teams, consistent with a Fund’s overall risk and return objectives.
The Fixed Income Portfolio Management Team employs a fundamental investment process that considers a wide range of factors, and no one factor or consideration is determinative.
39

With every fixed income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on GSAM’s extensive research capabilities.
ADDITIONAL FEES AND EXPENSES INFORMATION
Differences in the “Expense Limitation” ratios across a Fund’s share classes are the result of, among other things, the effect of mathematical rounding on the daily accrual of expense reimbursement, particularly, in respect to share classes with small amounts of assets.
Differences in the “Other Expenses” ratios across a Fund’s share classes are the result of, among other things, contractual differences in transfer agency fees and/or the effect of mathematical rounding on the daily accrual of certain expenses, particularly, in respect to share classes with small amounts of assets.
“Acquired Fund Fees and Expenses” reflect the expenses (including the management fees) borne by the Funds through their ownership of shares in other investment companies.
ADDITIONAL PERFORMANCE INFORMATION
The below is additional information that relates to the “Performance” section of each Fund’s Summary section.
Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of each applicable Fund’s Summary section are applicable only to the time period covered by the bar chart.
The average annual total return figures reflect no initial sales charge for Class A Shares of the Enhanced Income Fund. Prior to July 30, 2018, the maximum initial sales charge applicable to Class A Shares of each of the Enhanced Income Fund was 1.50%, which is not reflected in the average annual total return figures shown.
The average annual total return figures reflect a maximum initial sales charge of 3.75%, 3.75% and 1.50% for Class A Shares of the Government Income Fund, Inflation Protected Securities Fund and Short Duration Government Fund, respectively.
The definitions below apply to the after-tax returns shown in the “Performance” section of each applicable Fund’s Summary section.
Average Annual Total Returns Before Taxes.  These returns do not reflect taxes on distributions on a Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.
Average Annual Total Returns After Taxes on Distributions.  These returns assume that taxes are paid on distributions on a Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class A Shares at the end of the performance period.
Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares.  These returns reflect taxes paid on distributions on a Fund’s Class A Shares and taxes applicable when the shares are redeemed (sold).
Note on Tax Rates.  The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.
OTHER INVESTMENT PRACTICES AND SECURITIES
Although the Funds’ principal investment strategies are described in each Fund’s Summary—Principal Strategy section of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in these tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.
Each Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website selected portfolio holdings information as of the end of each month subject to a fifteen day lag between the date of the information and the date on which the information is disclosed. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.
40

Investment Management Approach

10  Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted
	Enhanced Income Fund	Government Value Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Bond Fund
Investment Practices
Borrowings	33 1∕3	33 1∕3	33 1∕3	33 1∕3	33 1∕3
Credit, Interest Rate and Total Return Swaps (and Options on Swaps)	•	•	•	•	•
Cross Hedging of Currencies	•	—	•	—	•
Currency Swaps	•	—	•	—	•
Custodial Receipts and Trust Certificates	•	•	•	•	•
Foreign Currency Transactions	•	—	•	—	•
Futures Contracts and Options and Swaps on Futures Contracts	•	•	•	•	•
Illiquid Investments*	15	15	15	15	15
Interest Rate Floors, Caps and Collars	•	•	•	•	•
Investment Company Securities (including ETFs)**	10	10	10	10	10
Mortgage Dollar Rolls	•	•	•	•	•
Mortgage Swaps	•	•	•	•	•
Options***	•	•	•	•	•
Options on Foreign Currencies****	•	—	•	—	•
Repurchase Agreements	•	•	•	•	•
Reverse Repurchase Agreements	•	•	•	•	•
Short Sales Against the Box	•	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•	•
*
Illiquid investments are any investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
**
This percentage limitation does not apply to a Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the Investment Company Act or rules, regulations or exemptive relief thereunder.
***
The Funds may sell call and put options and purchase call and put options on securities and securities indices in which they may invest.
**** The Enhanced Income Fund, Inflation Protected Securities Fund and Short Duration Bond Fund may purchase and sell call and put options on foreign currencies.
41

10 Percent of total assets (italic type)
10 Percent of net assets (including borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted
	Enhanced Income Fund	Government Income Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Bond Fund
Investment Securities
Asset-Backed Securities	•	•	•	•[1]	•
Bank Obligations	•	•	•	—	•
Collateralized Loan Obligations	•	—	•	—	•
Convertible Securities	•	—	—	—	•
Corporate Debt Obligations and Trust Preferred Securities	•	•	•	—	•
Emerging Country Securities	10[2]	—	•	—	20[3]
Floating and Variable Rate Obligations	•	•	•	•	•
Foreign Securities[4]	•	—	•	—	•
Inflation Protected Securities	•	•[5]	80+	•[5]	•
Loan Participations and Loan Assignments	—	—	—	—	•
Mortgage-Related Securities
Adjustable Rate Mortgage Loans	•	•	•	•	•
Collateralized Mortgage Obligations	•	•	•	•	•
Fixed Rate Mortgage Loans	•	•	•	•	•
Government Issued Mortgage-Backed Securities	•	•	•	•	•
Multiple Class Mortgage-Backed Securities	•	•	•	•	•
Privately Issued Mortgage-Backed Securities	•	•	•	—	•
Stripped Mortgage-Backed Securities	•	•	•	•	•
Non-Investment Grade Fixed Income Securities	10[2]	—	•	—	20[3]
Preferred Stock, Warrants and Rights	•	—	•	—	•
Structured Securities (which may include credit linked notes)[6]	•	•	•	•	•
Taxable Municipal Securities	•	•	•	—	•
Tax-Free Municipal Securities	•	•	•	—	•
Temporary Investments	•	•	•	•	•
U.S. Government Securities	•	80+	•	80+	•
1
The Short Duration Government Fund may only invest in asset-backed securities that are issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises.
2
The Enhanced Income Fund may not invest, in the aggregate, more than 10% of its Total Assets in (i) emerging countries debt and (ii) non-investment grade fixed income securities.
3
The Short Duration Bond Fund may not invest, in the aggregate, more than 20% of its Total Assets in (i) emerging countries debt and (ii) non-investment grade fixed income securities.
4
Includes issuers domiciled in one country and issuing securities denominated in the currency of another. Non-dollar securities are not permitted for the Enhanced Income Fund.
5
The Government Income and Short Duration Government Funds may invest only in inflation protected securities issued by U.S. Treasury.
6
Structured securities are not subject to the same minimum credit quality requirement as a Fund’s investments in fixed income securities.
42

Risks of the Funds
Loss of money is a risk of investing in the Fund (which, for the remainder of this Prospectus, refers to one or more of the Funds offered in this Prospectus). An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
✓ Principal Risk • Additional Risk	Enhanced Income Fund	Government Income Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Bond Fund
Call/Prepayment	✓	✓	•	✓	✓
Collateralized Loan Obligations and Other Collateralized Debt Obligations	✓	•	•	•	✓
Counterparty	✓	•	•	•	✓
CPIU Measurement			✓
Credit/Default	✓	✓	✓	•	✓
Cybersecurity	•	•	•	•	•
Deflation			✓
Derivatives	✓	✓	✓	✓	✓
Emerging Countries	✓		•		✓
ESG Integration	•	•	•	•	•
Extension	✓	•	•	•	✓
Floating and Variable Rate Obligations	✓	•	•	•	✓
Foreign	✓		•		✓
Inflation Protected Securities	•	•	✓	•	•
Interest Rate	✓	✓	✓	✓	✓
Large Shareholder Transactions	✓	✓	✓	✓	✓
Leverage	•	•	•	•	•
Liquidity	•	•	•	•	•
Loan-Related Investments					✓
Management	•	•	•	•	•
Market	✓	✓	✓	✓	✓
Mortgage-Backed and/or Other Asset-Backed Securities	✓	✓	✓	✓	✓
Municipal Securities	✓		•		✓
NAV	•	•	•	•	•
Non-Hedging Foreign Currency Trading	•		•		•
Non-Investment Grade Fixed Income Securities	✓		•		✓
Other Investment Companies	✓	✓	✓	✓	✓
Portfolio Turnover Rate		✓		✓
Reverse Repurchase Agreements	✓	✓	•	✓	✓
Sovereign Default
Economic	•	•	•		•
Political	•	•	•		•
Repayment	•	•	•		•
Tax Consequences			✓
U.S. Government Securities	✓	✓	✓	✓	✓
◼
Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
◼
Collateralized Loan Obligations and Other Collateralized Debt Obligations Risk—The Funds may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated
43

loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Tranches are categorized as senior, mezzanine and subordinated/ equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying collateral and may be rated investment grade. Despite the protection from the equity and mezzanine tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Typically, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid investments and may have limited independent pricing transparency. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CLOs may be characterized by the Fund as liquid investments.
The Fund may also invest in collateralized debt obligations (“CDOs”), which are structured similarly to CLOs, but are backed by pools of assets that are debt securities (rather than being limited only to loans), typically including bonds, other structured finance securities (including other asset-backed securities and other CDOs) and/or synthetic instruments. Like CLOs, the risks of an investment in a CDO depend largely on the type and quality of the collateral securities and the tranche of the CDO in which the Fund invests. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.
◼
Counterparty Risk—Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with certain OTC transactions. Therefore, in those instances in which the Fund enters into certain OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses. However, recent regulatory developments require margin on certain uncleared OTC transactions which may reduce, but not eliminate, this risk.
◼
CPIU Measurement Risk—The CPIU is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPIU will accurately measure the real rate of inflation in the prices of goods and services, which may affect the valuation of the Inflation Protected Securities Fund.
◼
Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund (which, for certain Funds, may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of a Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant deterioration in NAV. These risks are heightened in market environments where interest rates are rising as well as in connection with a Fund’s investments in non-investment grade fixed income securities.
◼
Cybersecurity Risk—The Fund may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV; and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Cyber-attacks affecting the Fund or its Investment Adviser, custodian, Transfer Agent, or other third-party service providers may adversely impact the Fund and its shareholders.
44

Risks of the Funds
◼
Deflation Risk—The Inflation Protected Securities Fund will be subject to the risk that prices throughout the economy may decline over time, resulting in “deflation”. If this occurs, the principal and income of inflation-protected fixed income securities held by the Fund would likely decline in price, which could result in losses for the Fund.
◼
Derivatives Risk—The Fund’s use  of options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for both hedging and non-hedging purposes.
The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.
As an investment company registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A. As discussed in more detail in Appendix A and the SAI, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed therein.
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Emerging Countries Risk—The Enhanced Income Fund, Inflation Protected Securities Fund and Short Duration Bond Fund may invest in securities of issuers located in emerging countries. Investments in securities of issuers located in, or otherwise economically tied to, emerging countries are subject to the risks associated with investments in foreign securities. The securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, and have smaller market capitalizations. In addition, emerging markets and frontier countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging and frontier market countries, which could negatively affect the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of sanctions or exchange controls (including repatriation restrictions). The legal remedies for investors in emerging and frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. These risks are not normally associated with investments in more developed countries. For more information about these risks, see Appendix A.
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ESG Integration Risk—The Investment Adviser employs a fundamental investment process that may integrate ESG factors with traditional fundamental factors. The relevance and weightings of specific ESG factors to or within the fundamental investment process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When integrating ESG factors into the investment process, the Investment Adviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the Investment Adviser believes that the integration of material ESG factors into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the integration of ESG factors will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Investment Adviser’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
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Extension Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.
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Floating and Variable Rate Obligations Risk—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR or SOFR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023. The unavailability  or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV.
SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.
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Foreign Risk—When the Enhanced Income Fund, Inflation Protected Securities Fund and Short Duration Bond Fund invest in foreign securities, they may be subject to risks of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets, greater volatility and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriation and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. The Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding sanctions, repatriation restrictions, confiscation of assets and property, expropriation or nationalization. The Enhanced Income Fund, Inflation Protected Securities Fund and Short Duration Bond Fund will also be subject to the risk of negative foreign currency rate fluctuations which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries. For more information about these risks, see Appendix A.
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Inflation Protected Securities Risk—The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. Although the principal value of IPS declines in periods of deflation, holders at maturity receive no less than the par value of the
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Risks of the Funds
bond. However, if the Fund purchases IPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.If inflation is lower than expected during the period the Fund holds an IPS, the Fund may earn less on the security than on a conventional bond. An increase in the value of IPS held by the Fund represents a taxable event in the year the increase occurs. Unexpected increases in the value of IPS could result in the Fund being required to liquidate assets, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.
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Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Although interest rates in the United States remain at relatively low levels, they are expected to increase in the future. Certain countries have experienced negative interest rates on certain fixed-income instruments. Changing interest rates may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.
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Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
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Leverage Risk—Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of the Fund's investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund's investment portfolio may be subject.
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Liquidity Risk—The Fund may invest in securities or instruments that trade in lower volumes, that are less liquid than other investments and/or that may become illiquid or less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to decreased liquidity.
Because the Fund may invest in non-investment grade fixed income securities and emerging country issuers, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events (including periods of rapid interest rate changes), or adverse investor perceptions, whether or not accurate.
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Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in the Prospectus or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. While the Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If the Fund is forced to sell investments at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund's NAV and dilute remaining investors’ interests.
Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund's shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund's liquidity risk and may impact the Fund's NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders, whose buy-sell decisions are controlled by a single decision-maker.
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Loan-Related Investments Risk—The Fund may invest in loan-related investments. In addition to the risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities, and the Investment Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the Fund to realize full value in the event of the need to sell a loan investment may be impaired by the lack of an active trading market for certain loans or adverse market conditions limiting liquidity. Loan obligations are not traded on an exchange, and purchasers and sellers rely on certain market makers, such as the administrative agent for the particular loan obligation, to trade that loan obligation. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund's redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available). The Fund may also hold a larger position in cash and cash items to limit the impact of extended trade settlement periods, which may adversely impact the Fund’s performance. In addition, substantial increases in interest rates may cause an increase in loan obligation defaults.
Affiliates of the Investment Adviser may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of such affiliates in the loan markets may restrict the Fund’s ability to acquire certain loans, affect the timing of such acquisition, or affect the price at which the loan is acquired.
With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well and the ability of the lender to enforce appropriate credit remedies against the borrower. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Nevertheless, senior loans are usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
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Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
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Risks of the Funds
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Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund's investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund's exposure to risk of loss from adverse developments affecting those sectors or countries.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
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Mortgage-Backed and Other Asset-Backed Securities Risk—Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate Mortgage-Backed Securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds Mortgage-Backed Securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate Mortgage-Backed Securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments.
The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may invest in Mortgage-Backed Securities issued by the U.S. Government (see “U.S. Government Securities Risk”). To the extent that the Fund invests in Mortgage-Backed Securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages or during periods of rising interest rates. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
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Municipal Securities Risk—Municipal securities are subject to call/prepayment risk, credit/default risk, extension risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. Specific risks are associated with different types of municipal securities.
With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Certain of the municipalities in which the Funds invest may experience significant financial difficulties, which may lead to bankruptcy or default. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for
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repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
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NAV Risk—The net asset value of the Fund and the value of your investment will fluctuate.
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Non-Hedging Foreign Currency Trading Risk—The Fund may engage in forward foreign currency transactions for investment purposes. The Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Fund. Some of the transactions may also be subject to interest rate risk.
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Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
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Other Investment Companies Risk—By investing in other investment companies (including ETFs), indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
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Portfolio Turnover Rate Risk—The Government Income and Short Duration Government Funds may engage in active and frequent trading of portfolio securities to pursue its principal investment strategy. A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Fund and its shareholders, and also may result in short-term capital gains taxable to shareholders.
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Reverse Repurchase Agreements Risk—Reverse repurchase agreements involve the sale of securities held by the Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). The Fund may enter these transactions when the Investment Adviser expects that the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.
Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law. Such an insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. The Fund could lose money if it is unable to recover the securities or if the value of investments made by the Fund using the proceeds of the transaction is less than the value of securities. When the Fund enters into a reverse repurchase agreement, it must identify on its books cash or liquid assets that have a value equal to or greater than the repurchase price.
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Risks of the Funds
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Sovereign Default Risk—The issuer of non-U.S. sovereign debt held by the Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of borrowing rates, foreign debt or foreign currency exchange rates.
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Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
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Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, the imposition of international sanctions, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
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Repayment Risk—A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high borrowing rates (which may increase in market environments where interest rates are rising), high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.
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Tax Consequences Risk—The Inflation Protected Securities Fund will be subject to the risk that adjustments for inflation to the principal amount of an inflation indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income.
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U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.
More information about the Fund’s portfolio securities and investment techniques, and its associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.
51

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. 200 West Street New York, NY 10282	Enhanced Income Government Income Inflation Protected Securities Short Duration Government Short Duration Bond
GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of March 31, 2022, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $2.13 trillion.
The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants (“FCMs”) or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.
The Investment Adviser also performs the following additional services for the Fund (to the extent not performed by others pursuant to agreements with the Fund):
◼
Supervises all non-advisory operations of the Fund
◼
Provides personnel to perform necessary executive, administrative and clerical services to the Fund
◼
Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
◼
Maintains the records of the Fund
◼
Provides office space and all necessary office equipment and services
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
From time to time, Goldman Sachs or its affiliates may invest “seed” capital in the Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in the Fund by, among other things, taking an offsetting position in the benchmark of the Fund.
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Service Providers
MANAGEMENT FEES AND OTHER EXPENSES
As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):
Fund:	Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended March 31, 2022*
Enhanced Income	0.25%	First $1 Billion	0.24%
	0.23%	Next $1 Billion
	0.22%	Over $2 Billion
Government Income	0.53%	First $1 Billion	0.48%
	0.48%	Next $1 Billion
	0.45%	Next $3 Billion
	0.44%	Over $5 Billion
Inflation Protected Securities	0.26%	First $1 Billion	0.26%
	0.23%	Next $1 Billion
	0.22%	Next $6 Billion
	0.21%	Over $8 Billion
Short Duration Government	0.44%	First $1 Billion	0.44%
	0.40%	Next $1 Billion
	0.38%	Next $3 Billion
	0.37%	Next $3 Billion
	0.36%	Over $8 Billion
Short Duration Bond	0.40%	First $1 billion	0.35%
	0.36%	Next $1 billion
	0.34%	Next $3 billion
	0.33%	Next $3 billion
	0.32%	Over $8 billion
*
The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.
The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.46% as an annual percentage of the Fund’s average daily net assets of the Government Income Fund. The Investment Adviser has also agreed to waive a portion of its management fee for each Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests based on the Fund’s investment in such affiliated funds. These management fee waivers will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. A management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, though the Investment Adviser does not presently intend to do so.
In addition to the management fee waiver described above, the Investment Adviser may waive an additional portion of its management fee from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees (as applicable), shareholder administration fees (as applicable), administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.064%, 0.004%, 0.044%, 0.004% and 0.014% of the average daily net assets for the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Short Duration Bond Funds, respectively, through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. A Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
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A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2021 is available in the Fund’s semi-annual report dated September 30, 2021. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2022 will be available in the Fund’s semi-annual report dated September 30, 2022.
FUND MANAGERS
Fixed Income Portfolio Management Team
The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund’s portfolio managers' individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Fund’s portfolios.
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Dave Fishman Managing Director, Head of Global Liquidity Management	Portfolio Manager— Enhanced Income Short Duration Government Short Duration Bond	Since 2008 2008 2012	Mr. Fishman is the Head of Global Liquidity Management. Mr. Fishman joined the Investment Adviser in 1997.
John Olivo Managing Director, Global Head of Short Duration	Portfolio Manager— Enhanced Income Short Duration Government Short Duration Bond	Since 2016 2016 2016	Mr. Olivo is the global head of short duration fixed income strategies. Mr. Olivo is a member of the Investment Strategy Committee. He joined the Investment Adviser in 1995.
Peter Stone Managing Director	Portfolio Manager— Government Income Inflation Protected Securities	Since 2020 2020	Mr. Stone is the Head of the North American Government Swaps Strategy within GSAM. He is also a member of the Duration Strategy team. Mr. Stone joined the Investment Adviser in 2007.
Jon Calluzzo Vice President	Portfolio Manager— Government Income Inflation Protected Securities	Since 2022 2022	Mr. Calluzzo is a portfolio manager on the Fixed Income team. He joined the Investment Adviser in 2016 as a Portfolio Manager on the Liquidity Solutions Short Duration team.
Raghavan Gopalsamy Vice President	Portfolio Manager— Government Income Inflation Protected Securities	Since 2022 2022	Mr. Gopalsamy is a portfolio manager on the Government/Swaps team within Fixed Income. He joined the Investment Adviser in 2008.
For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.
DISTRIBUTOR AND TRANSFER AGENT
Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.
For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to Class R6 Shares, 0.04% of average daily net assets with respect to the Institutional, Service and Administration Shares and 0.12% of average daily net assets with respect to the Class A, Class C, Investor and Class R Shares.
Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.02% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor, and Class R Shares of the Government Income Fund and Short Duration Bond Fund through at least July 29, 2023, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.
From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.
ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS
The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer,
54

Service Providers
asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund directly and indirectly invest. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
The Fund will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.
55

Distributions
The Fund pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:
◼
Cash
◼
Additional shares of the same class of the same Fund
◼
Shares of the same or an equivalent class of another Goldman Sachs Fund. Special restrictions may apply. See the SAI.
You may indicate your election on your account application. Any changes may be submitted in writing or via telephone, in some instances, to the Transfer Agent (either directly or through your Intermediary) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the Fund. If cash distributions are elected with respect to the Fund’s monthly net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s annual distributions.
The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.
Distributions from net investment income and distributions from net capital gains, if any, are normally declared and paid as follows:
Fund	Investment Income Dividends		Capital Gains Distributions
	Declared	Paid	Declared and Paid
Enhanced Income	Daily	Monthly	Annually
Government Income	Daily	Monthly	Annually
Inflation Protected Securities	Quarterly	Quarterly	Annually
Short Duration Government	Daily	Monthly	Annually
Short Duration Bond	Daily	Monthly	Annually
In addition, the Fund may occasionally make a distribution at a time when it is not normally made.
In addition to the net investment income dividends declared and paid as set forth above, the Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.
From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (“GAAP”).
When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.
56

Shareholder Guide
The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund's shares.
How To Buy Shares
Shares Offering
Shares of the Funds are continuously offered through the Distributor. The Funds and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.
How Can I Purchase Shares Of The Funds?
You may purchase shares of the Funds through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”). Certain Intermediaries have been authorized by Goldman Sachs Trust (the “Trust”) to accept purchase, redemption or exchange orders on behalf of the Funds for their customers (“Authorized Institutions”), and if approved by the Funds, may designate other financial intermediaries to accept such orders. You should contact your Intermediary to learn whether it is authorized to accept orders on behalf of the Funds (i.e., an Authorized Institution). In order to make an initial investment in a Fund you must furnish to your Intermediary the information in the account application.
The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Intermediary to discuss which share class option is right for you.
Note: Intermediaries may receive different compensation for selling different share classes.
To open an account, contact your Intermediary. Customers of an Intermediary will normally give their order instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. Intermediaries are responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from their customers. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent by an Intermediary on a timely basis.
A Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by the Transfer Agent (or, if applicable, by an Authorized Institution) on a business day, and the order will be priced at the Fund’s current NAV per share (adjusted for any applicable sales charge) next determined after acceptance by the Transfer Agent (or, if applicable, by an Authorized Institution). For shareholders that place trades directly with a Fund’s Transfer Agent, proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Intermediaries of the Funds may have different requirements regarding what constitutes proper form for trade instructions. Please contact your Intermediary for more information.
For purchases by check, the Funds will not accept checks drawn on foreign banks, third party checks, temporary checks, cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, traveler’s cheques or credit card checks. In limited situations involving the transfer of retirement assets, a Fund may accept cashier’s checks or official bank checks.
Investor and Class R Shares are not sold directly to the public. Instead Investor and Class R Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Investor Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Intermediary that has entered into a contractual relationship with Goldman Sachs to offer such shares through such programs (“Eligible Fee-Based Program”). Investor and Class R Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs and SARSEPs; except that Investor Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program. Employee Benefit Plans and Eligible Fee-Based Programs must purchase Investor or Class R Shares through an Intermediary using a plan level or omnibus account.
Employee Benefit Plans generally may open an account and purchase Investor and/or Class R Shares through Intermediaries, financial planners, Employee Benefit Plan administrators and other financial intermediaries. Investor and/or Class R Shares may not be available through certain Intermediaries. Additional shares may be purchased through an Employee Benefit Plan’s administrator or record-keeper.
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Class R6 Shares are generally available to the following investors who purchase shares of the Funds through certain Intermediaries that have a contractual relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions, using a plan level or omnibus account, unless otherwise noted below.
◼
Investors who purchase Class R6 Shares through an Eligible Fee-Based Program;
◼
Employee Benefit Plans;
◼
Registered investment companies or bank collective trusts investing directly with the Transfer Agent;
◼
Institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities, investing at least $5,000,000 directly with the Transfer Agent; and
◼
Other investors at the discretion of the Trust’s officers.
Class R6 Shares may not be available through certain Intermediaries. For the purposes of Class R6 Shares eligibility, the term “Intermediary” does not include Goldman Sachs or its affiliates and Class R6 Shares will not be available to clients of Goldman Sachs Private Wealth Management, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware or The Ayco Company, L.P.
What Is My Minimum Investment In The Funds?
For each of your accounts investing in Class A or Class C Shares, the following investment minimums must be met:
	Initial	Additional*
Regular Accounts	$1,000	$50
Employee Benefit Plans	No Minimum	No Minimum
Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50
Individual Retirement Accounts and Coverdell ESAs	$250	$50
Automatic Investment Plan Accounts	$250	$50
*
No minimum additional investment requirements are imposed with respect to investors trading through Intermediaries who aggregate shares in omnibus or similar accounts (e.g., employee benefit plan accounts, wrap program accounts or traditional brokerage house accounts). A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.
For Institutional Shares, the minimum initial investment is $1,000,000 for individual or Institutional Investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates, except that no initial minimum will be imposed on (i) Employee Benefit Plans that hold their Institutional Shares through plan-level or omnibus accounts; or (ii) investment advisers investing for accounts for which they receive asset-based fees where the investment adviser or its Intermediary purchases Institutional Shares through an omnibus account. For this purpose, “Institutional Investors” shall include “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor); corporations; qualified non-profit organizations, charitable trusts, foundations and endowments; any state, county or city, or any instrumentality, department, authority or agency thereof; and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.
No minimum amount is required for initial purchases in Investor, Class R and Class R6 (except as provided below) Shares or additional investments in Institutional, Investor, Class R or Class R6 Shares.
For Class R6 Shares, the minimum initial investment is $5,000,000 for institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities who purchase Class R6 Shares directly with the Transfer Agent.
There are no minimum purchase or account (minimum) requirements with respect to Service and Administration Shares. An Intermediary may, however, impose a minimum amount for initial and additional investments in Service and Administration Shares, and may establish other requirements such as a minimum account balance. An Intermediary may redeem Service Shares held by non-complying accounts, and may impose a charge for any special services.
The minimum investment requirement for Class A, Class C and Institutional Shares may be waived for: (i) Goldman Sachs, its affiliates (including the Trust) or their respective Trustees, officers, partners, directors or employees (including retired employees and former partners), as well as certain individuals related to such investors, including spouses or domestic partners, minor children including those of their domestic partners, other family members residing in the same household, and/or financial dependents, provided that all of the above are designated as such with an Intermediary or the Funds’ Transfer Agent; (ii) advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); (iii) certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and (iv) other investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments in such accounts.
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Shareholder Guide
What Should I Know When I Purchase Shares Through An Intermediary?
If shares of a Fund are held in an account maintained and serviced by your Intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Intermediary, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact your Intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Intermediary to an account with another Intermediary involves special procedures and may require you to obtain historical purchase information about the shares in the account from your Intermediary. If your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
Certain Intermediaries may provide the following services in connection with their customers’ investments in Service Shares:
◼
Personal and account maintenance services
◼
Provide facilities to answer inquiries and respond to correspondence
◼
Act as liaison between the Intermediary’s customers and the Trust
◼
Assist customers in completing application forms, selecting dividend and other options, and similar services
◼
Shareholder administration services
◼
Act, directly or through an agent, as the sole shareholder of record
◼
Maintain account records for customers
◼
Process orders to purchase, redeem and exchange shares for customers
◼
Process payments for customers
Intermediaries that invest in shares on behalf of their customers may charge brokerage commissions or other fees directly to their customer accounts in connection with their investments. You should contact your Intermediary for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.
The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Intermediaries and other persons to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds, except that the Investment Adviser, Distributor and their affiliates do not make such payments on behalf of Class R6 Shares. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. The payments are in addition to the distribution and service fees, service fees and shareholder administration fees and sales charges described in the Prospectus. Such payments are intended to compensate Intermediaries and other persons for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to the Funds inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the recipients; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Funds and other Goldman Sachs Funds; the support or purchase of technology platforms/software; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, sponsor various trainings and educational programs. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Funds, may also compensate Intermediaries and other persons for sub-accounting, sub-transfer agency, administrative, shareholder processing and/or recordkeeping services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the recipients. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports, economic analysis, and portfolio analysis, portfolio construction and similar tools and software. In certain cases, the Intermediaries may not pay for these products or services or may only pay for a portion of the total cost of these products or services. Please refer to the “Payments to Others (Including Intermediaries)” section of the SAI for more information about these and similar payments and services.
The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Intermediary or other person may differ for different Intermediaries and other persons. The presence of these and similar payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or other person to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact your Intermediary, or any other person that provides services to you, for more information about the payments it receives and any potential conflicts of interest.
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You may be required to pay a commission directly to a broker or financial intermediary for effecting transactions in Institutional Shares. In addition to Institutional Shares, each Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance) and are entitled to different services than Institutional Shares. Information regarding these other share classes is included in the Prospectus for the applicable share class and may also be obtained from your Intermediary or from Goldman Sachs by calling the number on the back cover of the Prospectus.
What Else Should I Know About Share Purchases?
The Trust reserves the right to:
◼
Refuse to open an account or require an Intermediary to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport); or (ii) certify that such number or other information is correct (if required to do so under applicable law).
◼
Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of a Fund.
◼
Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Investment Adviser.
◼
Provide for, modify or waive the minimum investment requirements.
◼
Modify the manner in which shares are offered.
◼
Modify the sales charge rate applicable to future purchases of shares.
Shares of the Funds are only registered for sale in the United States and certain of its territories. Generally, shares of the Funds will only be offered or sold to “U.S. persons” and offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).
A Fund may allow you to purchase shares through an Intermediary with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.
Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.
Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.
Customer Identification Program.  Federal law requires the Funds to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. Throughout the life of your account, the Funds may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity or are unable to obtain all required information. The Funds and their agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.
How Are Shares Priced?
The price you pay when you buy shares is a Fund’s next-determined NAV per share (as adjusted for any applicable sales charge) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form. The price you receive when you sell shares is a Fund’s next-determined NAV per share (adjusted for any applicable CDSCs) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form, with the redemption proceeds reduced by any applicable charges (e.g., CDSCs). Each class generally calculates its NAV as follows:
NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class
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Shareholder Guide
A Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Funds’ fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate a Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of a Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.
Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded. To the extent a Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.
Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Funds may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.
In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.
Please note the following with respect to the price at which your transactions are processed:
◼
NAV per share of each share class is generally calculated by the Funds’ fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
◼
On any business day when the SIFMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
◼
The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
◼
The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.
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Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing times. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.
Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.
Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ fund accounting agent to calculate the NAV per share of each share class of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which a Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
When Will Shares Be Issued And Dividends Begin To Be Accrued?
Net investment income dividends that are declared daily and paid monthly will begin to be accrued as follows:
◼
Shares Purchased by Federal Funds Wire or ACH Transfer:
◼
If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after payment is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.
◼
If a purchase order is placed through an Intermediary that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.
◼
Shares Purchased by Check:
◼
If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.
Other dividends or distributions will be distributed annually as a declared event and paid to shareholders of record on the record date for such events.
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Shareholder Guide
Common Questions Applicable to the Purchase of Class A Shares
What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of each Fund is the next determined NAV per share plus an initial sales charge, if applicable, paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share. Class A Shares of the Enhanced Income Fund are sold at NAV with no initial sales charge or CDSC.
The current sales charges and commissions paid to Intermediaries for Class A Shares of the Short Duration Government Fund and Short Duration Bond Fund are as follows:
Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Maximum Dealer Allowance as Percentage of Offering Price*
Less than $500,000	1.50%	1.52%	1.25%
$500,000 or more	0.00**	0.00	***
The current sales charges and commissions paid to Intermediaries for Class A Shares of the Inflation Protected Securities Fund and the Government Income Fund are as follows:
Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Maximum Dealer Allowance as Percentage of Offering Price*
Less than $100,000	3.75%	3.90%	3.25%
$100,000 up to (but less than) $250,000	3.00	3.09	2.50
$250,000 up to (but less than) $500,000	2.50	2.56	2.00
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00**	0.00**	***

*
Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be reallowed to Intermediaries. Intermediaries to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act.
**
For the Short Duration Government Fund and Short Duration Bond Fund, no sales charge is payable at the time of purchase of Class A Shares of $500,000 or more, but a CDSC of 0.50% may be imposed in the event of certain redemptions within 9 months. For the Government Income Fund and Inflation Protected Securities Fund, no sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1.00% may be imposed in the event of certain redemptions within 18 months. For more information about Class A Shares’ CDSCs, please see “What Else Do I Need To Know About Class A Shares’ CDSC?” below.
***
The Distributor may pay a one-time commission to Intermediaries who initiate or are responsible for purchases of $1 million or more of shares of the Inflation Protected Securities and Government Income Funds equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter, and for purchases of $500,000 or more of shares of the Short Duration Government Fund and Short Duration Bond Fund equal to 0.50% of the amount under $3 million and 0.25% thereafter. In instances where this one-time commission is not paid to a particular Intermediary (including Goldman Sachs’ Private Wealth Management Unit) the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedules to Intermediaries who initiate or are responsible for purchases by Employee Benefit Plans investing in the Funds which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, if applicable, but if shares of the Government Income Fund or the Inflation Protected Securities Fund are redeemed within 18 months, a CDSC of 1.00% (or, in the case of the Short Duration Government Fund and Short Duration Bond Fund, if shares are redeemed within 9 months, a CDSC of 0.50%) may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Intermediaries will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares of the Government Income Fund or the Inflation Protected Securities Fund are redeemed within 18 months (9 months in the case of the Short Duration Government Fund and Short Duration Bond Fund).
Different Intermediaries may impose different sales charges. These variations are described in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts”.
You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in the Prospectus due to rounding calculations.
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As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?” and in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts”, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Intermediary must notify the Funds’ Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:
(i)
Information or records regarding shares of the Funds or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at all Intermediaries; or
(ii)
Information or records regarding shares of the Funds or other Goldman Sachs Funds held at any Intermediary by related parties of the shareholder, such as members of the same family or household.
What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of Class A Shares of the Enhanced Income Fund will be made at NAV with no initial sales charge or CDSC. Purchases of $1 million or more of Class A Shares of the Government Income Fund and Inflation Protected Securities Fund will be made at NAV with no initial sales charge. However, if you redeem your Government Income Fund and Inflation Protected Securities Fund shares within 18 months after the beginning of the month in which the purchase was made, a CDSC of 1.00% may be imposed. Purchases of $500,000 or more of Class A Shares of the Short Duration Government Fund and Short Duration Bond Fund will be made at NAV with no initial sales charge. However, if you redeem your Short Duration Government Fund or Short Duration Bond Fund shares within 9 months after the beginning of the month in which the purchase was made, a CDSC of 0.50% may be imposed. The CDSC may not be imposed if your Intermediary agrees with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?” below and, if you hold shares through an Intermediary, see “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts”.
When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Enhanced Income Fund are sold at NAV without payment of any sales charge. Class A Shares of the Inflation Protected Securities Fund, Government Income Fund, Short Duration Government Fund and Short Duration Bond Fund may be sold at NAV without payment of any sales charge to the following individuals and entities:
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Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
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Qualified employee benefit plans of Goldman Sachs;
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Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
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Any employee or registered representative of any Intermediary (or such Intermediaries’ affiliates and subsidiaries) or their respective spouses or domestic partners, children and parents;
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Banks, trust companies or other types of depository institutions;
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Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of a Fund;
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Employee Benefit Plans, other than Employee Benefit Plans that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed. Under such circumstances, Plans will be assessed sales charges as described further in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares;”
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Investors who purchase Class A Shares through an omnibus account sponsored by an Intermediary that has an agreement with the Distributor covering such investors to offer Class A Shares without charging an initial sales charge;
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Insurance company separate accounts that make the Funds available as underlying investments in certain group annuity contracts;
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“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
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Investment advisers investing for accounts for which they receive asset-based fees;
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Accounts over which GSAM or its advisory affiliates have investment discretion;
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Shareholder Guide
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Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
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State sponsored 529 college savings plans;
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Investors that purchase Class A Shares through the GS Retirement Plan Plus and Goldman Sachs 401(k) Programs; or
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Former shareholders of certain funds who (i) received shares of a Goldman Sachs Fund in connection with a reorganization of an acquired fund into a Goldman Sachs Fund, (ii) had previously qualified for purchases of Class A Shares of the acquired funds without the imposition of a sales load under the guidelines of the applicable acquired fund family, and (iii) as of August 24, 2012 held their Goldman Sachs Fund shares directly with the Goldman Sachs Funds’ Transfer Agent, as long as they continue to hold the shares directly at the Transfer Agent.
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Investors who purchase Class A Shares in accounts that are no longer associated with an Intermediary and held direct at the Transfer Agent, including retirement accounts.
You must certify eligibility for any of the above exemptions on your account application and notify your Intermediary and the Funds if you no longer are eligible for the exemption. You may be eligible for different or additional exemptions based on your Intermediary; see “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts”.
A Fund will grant you an exemption subject to confirmation of your eligibility by your Intermediary. You may be charged a fee by your Intermediary.
How Can The Sales Charge On Class A Shares Be Reduced?
◼
Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A and/or Class C Shares, plus new purchases, reaches $100,000 or more for the Government Income Fund and Inflation Protected Securities Fund and $500,000 or more for the Short Duration Government Fund and Short Duration Bond Fund. Class A and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. If a Fund’s Transfer Agent is properly notified, the “Amount of Purchase” in the chart in the section “What Is The Offering Price Of Class A Shares?” will be deemed to include all Class A and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse or domestic partner, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A and/or Class C Shares held at an Intermediary other than the one handling your current purchase. For purposes of applying the Right of Accumulation, shares of the Funds and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A and/or Class C Shares of the Funds and Class A and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Intermediary must notify the Funds’ Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Intermediary at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records.
In some circumstances, other Class A and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A and/or Class C Shares currently held will be valued at their current market value.
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Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $100,000 ($500,000 in the case of the Short Duration Government Fund and Short Duration Bond Fund) or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. Purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. You must, however, inform the Transfer Agent (either directly or through your Intermediary) that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the
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public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention. The SAI has more information about the Statement of Intention, which you should read carefully.
Different Intermediaries may have different policies regarding Rights of Accumulation and Statements of Intention. These variations are described in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts”.
Common Questions Applicable to the Purchase Of Class C Shares
What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Fund at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1.00% (0.65% in the case of Short Duration Government Fund and Short Duration Bond Fund)will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1.00% (0.65% in the case of Short Duration Government Fund and Short Duration Bond Fund)may be imposed upon the plan sponsor or third party administrator. Class C Shares acquired in exchange for shares subject to a CDSC will be subject to the CDSC, if any, of the shares originally held. No CDSC is imposed in connection with an exchange of Class C Shares at the time of such exchange. When Class C Shares are exchanged for Class C Shares of another fund, the period of time that such shares will be subject to a CDSC (if any) will be measured as of the date of the original purchase. With respect to such shares held by Employee Benefit Plans, the CDSC may be imposed on the plan sponsor or third party administrator.
Different Intermediaries may impose different sales charges. These variations are described in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class C Shares, including the payment of compensation to Intermediaries. A commission equal to 1% (0.65% in the case of Short Duration Government Fund and Short Duration Bond Fund)of the amount invested is normally paid by the Distributor to Intermediaries.
What Should I Know About The Automatic Conversion Of Class C Shares?
Class C Shares of the Fund will automatically convert into Class A Shares (which bear lower distribution and service (12b-1) fees and do not bear additional personal and account maintenance services fees) of the same Fund on or about the fifteenth day of the last month of the quarter that is eight years after the purchase date. No sales charges or other charges will apply in connection with any conversion.
If you acquire Class C Shares of the Fund by exchange from Class C Shares of another Goldman Sachs Fund, your Class C Shares will convert into Class A Shares of the Fund based on the date of the initial purchase. If you acquire Class C Shares through reinvestment of distributions, your Class C Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.
Shareholders will not recognize a gain or loss for federal income tax purposes upon the conversion of Class C Shares for Class A Shares of the same Fund. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain Intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.
New employee benefit plans are not eligible to purchase Class C Shares. Employee benefit plans which had this share class of the Fund available to participants on or before September 18, 2018, may continue to open accounts for new participants in such share class of the Fund and purchase additional shares in existing participant accounts.
If you purchased your shares through an Intermediary, it is the responsibility of your Intermediary to work with the Transfer Agent to effect the conversion and to ensure that Class C Shares are automatically converted after the appropriate period of time. In addition, if your shares are no longer subject to a CDSC, you may be able to exchange your Class C Shares for Class A Shares without the payment of a sales charge prior to the automatic conversion subject to the policies and procedures of the Intermediary through whom you have purchased your shares. Please contact your Intermediary with questions regarding your eligibility to exchange Class C Shares for Class A Shares.
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Shareholder Guide
Common Questions Applicable to the Purchase Of Class A and C Shares
What Else Do I Need To Know About The CDSC On Class A Or C Shares?
◼
The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
◼
No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
◼
No CDSC is charged on the per share appreciation of your account over the initial purchase price.
◼
When counting the number of months since a purchase of Class A or Class C Shares was made, all purchases made during a month will be combined and considered to have been made on the first day of that month.
◼
To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.
In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?
The CDSC on Class A and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
◼
Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
◼
Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
◼
The separation from service by a participant or beneficiary in an Employee Benefit Plan;
◼
Excess contributions distributed from an Employee Benefit Plan;
◼
Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;
◼
The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
◼
Satisfying the minimum distribution requirements of the Code;
◼
Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
◼
Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;
◼
A systematic withdrawal plan. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% of the value of your Class C Shares and 10% of the value of your Class A Shares;
◼
Redemptions or exchanges of Fund shares held through an Employee Benefit Plan using the Fund as part of a qualified default investment alternative or “QDIA”; or
◼
Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through Employee Benefit Plans.
You may be eligible for different or additional exemptions based on your Intermediary; see Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
How To Sell Shares
How Can I Sell Shares Of The Fund?
Generally, Shares may be sold (redeemed) only through Intermediaries. Customers of an Intermediary will normally give their redemption instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. On any business day the Fund is open, the Fund will generally redeem its Shares upon request at their next-determined NAV per share (subject to any applicable CDSC) after the Transfer Agent (or, if applicable, the Authorized Institution) has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Fund?” above. Redemptions may be requested by electronic trading platform (through your Intermediary), in writing or by telephone (unless the Intermediary opts out of the telephone redemption privilege on the account application). You should contact your Intermediary to discuss redemptions and redemption proceeds. The Fund may transfer redemption proceeds to an account with your Intermediary. In the alternative, your Intermediary may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).
When Do I Need A Medallion Signature Guarantee To Redeem Shares?
Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:
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A request is made in writing to redeem Class A, Class C, Investor or Class R Shares in an amount over $50,000 via check;
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You would like the redemption proceeds sent to an address that is not your address of record; or
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You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.
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A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Intermediary to verify instructions. Additional documentation may be required.
What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.
In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and DST Asset Manager Solutions, Inc. (“DST”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:
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Telephone requests are recorded.
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Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
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For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
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The telephone redemption option does not apply to Shares held in an account maintained and serviced by your Intermediary. If your Shares are held in an account with an Intermediary, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
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The telephone redemption option may be modified or terminated at any time without prior notice.
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The Fund may allow redemptions via check up to $50,000 in Class A, Class C, Investor and Class R Shares requested via telephone.
Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.
How Are Redemption Proceeds Paid?
By Wire:  You may arrange for your redemption proceeds to be paid as federal funds to an account with your Intermediary or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Intermediary. The following general policies govern wiring redemption proceeds:
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Redemption proceeds will normally be paid in federal funds, between one and two business days (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
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Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
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If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
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If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
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To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
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None of the Trust, the Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or Intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or Intermediary.
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Shareholder Guide
By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within two business days (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed redemption request except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
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Shares of each Fund continue to earn dividends up to, but not including, the date of settlement.
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Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
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Intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Intermediaries may set times by which they must receive redemption requests. Intermediaries may also require additional documentation from you.
The Trust reserves the right to:
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Redeem your shares in the event your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary or in the event that the Fund is no longer an option in your Employee Benefit Plan or no longer available through your Eligible Fee-Based Program.
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Redeem your shares if your account balance is below the required Fund minimum. The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
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Redeem your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.
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Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
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Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
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Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
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Charge an additional fee in the event a redemption is made via wire transfer.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Fund may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.
None of the Trust, the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of the Fund and reinvest a portion or all of the redemption proceeds in the same share class of another Goldman Sachs Fund at NAV, except as provided below. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You should obtain and read the applicable prospectus before investing in any other Goldman Sachs Fund.
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You may reinvest redemption proceeds as follows:
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If you redeem Class A Shares and then reinvest in Class A Shares as described above, your investment will be made into the relevant Goldman Sachs Fund at the public offering price, which may include a sales charge, unless a sales charge has previously been paid on the investment represented by the redeemed shares (i.e., the shares to be redeemed were originally issued in exchange or through the reinvestment privilege for shares on which a sales charge was paid), in which case the reinvestment will be made at NAV.
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If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption.
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The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered employee benefit plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
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You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.
Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange shares of a Goldman Sachs Fund at NAV without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange for certain shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact your Intermediary to arrange for exchanges of shares of the Fund for shares of another Goldman Sachs Fund.
You should keep in mind the following factors when making or considering an exchange:
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You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
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Currently, the Fund does not impose any charge for exchanges although the Fund may impose a charge in the future.
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The exchanged shares of the new Goldman Sachs Fund may later be exchanged for shares of the same class of the original Fund held at the next determined NAV without the imposition of an initial sales charge or CDSC. However, if additional shares of the new Goldman Sachs Fund were purchased after the initial exchange, and that Fund’s shares do not impose a sales charge or CDSC, then the applicable sales charge or CDSC of the original Fund’s shares will be imposed upon the exchange of those shares.
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When you exchange shares subject to a CDSC, no CDSC will be charged at that time. However, for purposes of determining the amount of CDSC applicable to those shares acquired in the exchange, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC, and the amount and terms of the CDSC will be those applicable to the original shares acquired and will not be affected by a subsequent exchange.
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Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Intermediary.
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All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Goldman Sachs Fund need not meet the traditional minimum investment requirement for that Fund if the entire balance of the original Fund account is exchanged.
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Exchanges are available only in states where exchanges may be legally made.
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It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
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Goldman Sachs and DST may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
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Normally, a telephone exchange will be made only to an identically registered account.
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Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Employee Benefit Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.
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Shareholder Guide
Shareholder Services
Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make automatic investments in Class A and Class C Shares through your bank via ACH transfer or via bank draft or through your Intermediary each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available online at www.gsamfunds.com and from your Intermediary, or you may check the appropriate box on the account application.
Can My Distributions From The Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.
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Shares will be purchased at NAV.
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You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
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You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
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You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.
Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of Class A or Class C Shares of the Fund for shares of the same class of other Goldman Sachs Funds.
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Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
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You may elect to exchange into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
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Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
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Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
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Minimum dollar amount: $50 per month.
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You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
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You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.
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An exchange is considered a redemption and a purchase and therefore may be a taxable transaction.
Can I Have Systematic Withdrawals Made On A Regular Basis?
You may redeem from your Class A or Class C Share account systematically via check or ACH transfer or through your Intermediary in any amount of $50 or more.
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It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A or Class C Shares because of the sales charges that are imposed on certain purchases of Class A Shares and because of the CDSCs that are imposed on certain redemptions of Class A and Class C Shares.
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Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including, the 3rd and 26th of the month.
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Each systematic withdrawal is a redemption and therefore may be a taxable transaction.
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The CDSC applicable to Class A or Class C Shares redeemed under the systematic withdrawal plan may be waived. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class C Shares and 10% of the value of your Class A Shares.
What Types Of Reports Will I Be Sent Regarding My Investment?
Intermediaries are responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to their customers for such services.
You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement if you invest in Class A, Class C, Investor or Class R Shares and a monthly account statement if you invest in Institutional, Service or Class R6 Shares. If your account is held through your Intermediary, you will receive this information from your Intermediary.
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You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Intermediary or Goldman Sachs Funds at the appropriate phone number or address found on the back cover of the Prospectus. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Intermediary, please contact the Intermediary to revoke your consent.
Distribution and Service Fees
What Are The Different Distribution And/Or Service Fees Paid By The Funds’ Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class C and Class R Shares bear distribution and/or service fees paid to Goldman Sachs, some of which Goldman Sachs may pay to Intermediaries. Intermediaries seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Funds. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.
Under the Plans, Goldman Sachs is entitled to a monthly fee for distribution services from each Fund of up to 0.25%, 0.75% and 0.50%, on an annual basis, of each applicable Fund’s average daily net assets attributed to Class A, Class C and Class R Shares, respectively. Effective July 30, 2018, Goldman Sachs is only entitled to a monthly fee for distribution services of 0.15%, on an annual basis, of the average daily net assets attributed to Class A Shares of the Enhanced Income Fund. Because these fees are paid out of a Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.
Goldman Sachs has agreed to waive a portion of the distribution and service fees equal to 0.35% of the average daily net assets attributable to Class C Shares of the Short Duration Government and Short Duration Bond Funds. These arrangements will remain in effect through at least July 29, 2023, and prior to such date Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees. These fee waivers may be modified or terminated by Goldman Sachs at its discretion and without shareholder approval after such date, although Goldman Sachs does not presently intend to do so.
The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:
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Compensation paid to and expenses incurred by Intermediaries, Goldman Sachs and their respective officers, employees and sales representatives;
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Commissions paid to Intermediaries;
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Allocable overhead;
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Telephone and travel expenses;
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Interest and other costs associated with the financing of such compensation and expenses;
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Printing of prospectuses for prospective shareholders;
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Preparation and distribution of sales literature or advertising of any type; and
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All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class C and Class R Shares.
In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Intermediaries after the shares have been held for one year. Goldman Sachs normally begins accruing the annual 0.25% (0.15% for the Enhanced Income Fund) and 0.50% distribution fees for the Class A and Class R Shares, respectively, as ongoing commissions to Intermediaries immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.
Class C Personal And Account Maintenance Services And Fees
Under the Class C Plan, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of each applicable Fund’s average daily net assets attributed to Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Intermediaries and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Funds. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from this arrangement.
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Shareholder Guide
In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Intermediaries after the shares have been held for one year.
Service Shares Service Plan And Shareholder Administration Plan
The Trust, on behalf of the Enhanced Income, Government Income and Short Duration Government Funds, has adopted a Service Plan and Shareholder Administration Plan for Service Shares, pursuant to which Goldman Sachs and certain Intermediaries are entitled to receive payments for their services from the Trust. These payments are equal to 0.25% (annualized) for personal and account maintenance services, plus an additional 0.25% (annualized) for shareholder administration services of the average daily net assets of Service Shares of the Fund that are attributable to or held in the name of Goldman Sachs or an Intermediary for its customers. Fees for personal and account maintenance services are paid pursuant to the Service Shares’ Service Plan and are subject to the requirements of Rule 12b-1 under the Investment Company Act. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.
ADMINISTRATION SHARES ADMINISTRATION PLAN
The Trust, on behalf of the Enhanced Income Fund, has adopted an Administration Plan for Administration Shares, pursuant to which Goldman Sachs and certain Intermediaries are entitled to receive payments for their services from the Trust.
These payments are equal to 0.25% (annualized) for shareholder administration services of the average daily net assets of the Administration Shares of the Fund that are attributable to or held in the name of Goldman Sachs or an Intermediary for its customers.
Restrictions on Excessive Trading Practices
Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.
As a deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”
Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, the Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.
Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.
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Fund shares may be held through omnibus arrangements maintained by Intermediaries, such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus Employee Benefit Plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these Intermediaries may not have the capability or may not be willing to apply the Fund’s market timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these Intermediaries may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Intermediary or by certain customers of the Intermediary. Intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by Intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an Intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.
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Taxation
As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.
Unless your investment is through an Employee Benefit Plan or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.
DISTRIBUTIONS
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund's distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income, while distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.
Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. The preferential rate described above also applies to certain qualifying dividend income, but Fund distributions will not qualify for that favorable treatment and also will not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Each Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.
Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The character and tax status of all distributions will be available to shareholders after the close of each calendar year.
If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”
To the extent that Fund distributions are attributable to interest on certain federal obligations, they will in most cases be exempt from state and local income taxes.
The Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.
SALES AND EXCHANGES
Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
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OTHER INFORMATION
When you open your account, you should provide your Social Security Number or tax identification number on your account application. By law, the Fund must withhold 24% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the Internal Revenue Service (“IRS”) instructs the Fund to do so.
The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, for shares purchased on or after January 1, 2012, their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.
You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.
Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund shares. Non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Funds. A Fund will generally make designations of short-term gains, to the extent permitted, but the Funds do not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.
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Appendix A
Additional Information on Fund Risks, Securities and Techniques

A. General Fund Risks
The Funds will be subject to the risks associated with fixed income securities. These risks include, among others, interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.
A rising interest rate environment could cause the value of the Funds’ fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair a Fund’s ability to achieve its investment objective. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.
To the extent a Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund invests therein.
To the extent a Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.
The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.
A Fund described in the Prospectus may have a target duration range. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted. The Investment Adviser may use derivative instruments to manage the duration of a Fund’s investment portfolio. These derivative instruments may include futures contracts, options on futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten or lengthen the duration of a Fund.
Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur.
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The Funds’ investments in derivative instruments, including financial futures contracts, options and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Funds’ investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Funds are taxable to their shareholders.
Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Financial futures contracts used by each of the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”) of a three-month deposit. Further information is included in the Prospectus regarding futures contracts, swaps and other derivative instruments used by the Funds, including information on the risks presented by these instruments and other purposes for which they may be used by the Funds.
Certain Funds also have credit rating requirements for the securities they buy, which are applied at the time of purchase. For the purpose of determining compliance with any credit rating requirement, each Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. For this purpose, each Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. Unrated securities may be purchased by a Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements.
A security satisfies a Fund’s credit rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s credit rating requirement at the time of purchase and is subsequently downgraded below a minimum rating requirement, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.
As discussed below, the Funds may invest in credit default swaps, which are derivative investments.
The Funds may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, a Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.
The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.
B. Other Fund Risks
Credit/Default Risks. Debt securities purchased by the Fund may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.
The Funds also have credit rating requirements for the securities they buy, which are applied at the time of purchase. For this purpose, a Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc.
Unrated securities may be purchased by a Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements.
Debt securities rated A or higher by S&P or Moody’s or having a comparable credit rating by another NRSRO are considered “high grade.” Securities rated BBB- or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating
78

Appendix A
by an NRSRO if the security is rated by more than one NRSRO. Therefore, a security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality.
Certain Funds may invest in fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.
In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.
Risks of Derivative Investments. The Funds may invest in derivative instruments including some or all of the following: options, futures, options on futures, swaps, structured securities and other derivatives relating to foreign currency transactions. Derivatives may be used for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by a Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker or counterparty with whom a Fund has an open derivative position. Losses may also arise if the Funds receive cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. If cash collateral is not invested, a Fund may be exposed to additional risk of loss in the event of the insolvency of its custodian holding such collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Using derivatives for nonhedging purposes presents greater risk of loss than derivatives used for hedging purposes.
Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.
Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.
Risks of Foreign Investments. Certain Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect a Fund’s foreign holdings or exposures. The type and severity of sanctions and other similar measures, including counter sanctions and other
79

retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.
Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.
Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.
If a Fund focuses its investments in one or a few countries and currencies, the Fund may be subjected to greater risks than if a Fund’s assets were not geographically focused.
Risks of Sovereign Debt. Investment in sovereign debt obligations by the Enhanced Income Fund, Inflation Protected Securities Fund and Short Duration Bond Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.
Risks of Illiquid Investments. Each Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that a Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.
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Appendix A
Investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid. If one or more investments in a Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause a Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see Shareholder Guide—“How To Buy Shares—How Are Shares Priced?”
Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in, or otherwise economically tied to, emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for a Fund to invest in such emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.
Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance could be inhibited.
Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries
A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to a Fund from an investment in issuers in such countries.
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Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.
The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.
A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Funds’ currency exposure in emerging countries may not be covered by those techniques.
Foreign Custody Risk. A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Risks of Structured Investment Vehicles. Structured Investment Vehicles (“SIVs”) are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.
Temporary Investment Risks. Each Fund may, for temporary defensive purposes (and to the extent that it is permitted to invest in the following), invest up to 100% of its total assets in:
◼
U.S. Government Securities
◼
Commercial paper rated at least A-2 by S&P, P-2 by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
◼
Certificates of deposit
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Bankers’ acceptances
◼
Repurchase agreements
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Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
◼
ETFs
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Other investment companies
◼
Cash items
When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
C. Fund Securities and Techniques
This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.
The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.
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Appendix A
U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.
U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).
U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.
U.S. Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest rate when due, or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Treasury obligations if it is not obligated to do so by law.
Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal.
Certain Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.
Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-backed securities without insurance or guarantees may also be purchased by a Fund if they have the required rating from an NRSRO. Some mortgage-backed securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.
Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of
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other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.
Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-backed securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.
To the extent a Fund concentrates its investments in pools of mortgage-backed securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.
Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously These events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.
Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in the prevailing interest rates. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.
Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.
Municipal Securities include both “general” obligation and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.
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Appendix A
Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities in which the Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities. Dividends paid by the Funds based on investments in Municipal Securities will be taxable.
The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.
In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.
Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s duration. Certain tender option bonds may be illiquid.
Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in such Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.
The Funds may invest in Municipal Securities issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. Such securities may be considered below investment grade or may be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of a Fund that holds such securities.
Brady Bonds and Similar Instruments. Certain Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).
Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.
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In addition, certain Funds may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, a Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.
Corporate Debt Obligations, Trust Preferred Securities and Convertible Securities. Certain Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.
Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.
Bank Obligations. Certain Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
Structured Securities and Inverse Floaters. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.
The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging a Fund’s investments so that small changes in the value of the reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.
Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.
Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.
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Appendix A
Floating and Variable Rate Obligations. Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.
Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating and variable rate obligations may have an adverse effect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.
For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of the rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.
Mortgage Dollar Rolls. The Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Short Duration Bond Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.
Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.
Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) call and put options and purchase put and call options on any securities and other instruments in which the Fund may invest or any index consisting of securities or other instruments in which it may invest. Certain Funds may also, to the extent consistent with their investment policies, purchase and sell (write) put and call options on foreign currencies.
The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market
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prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.
Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.
Futures Contracts and Options and Swaps on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. and foreign exchanges.
Each Fund may, to the extent consistent with its investment policies, purchase and sell futures contracts, purchase and write call and put options on futures contracts, and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.
Futures contracts and related options and swaps present the following risks:
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While a Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.
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Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
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The loss incurred by a Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.
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Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
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As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
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Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
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Foreign exchanges may not provide the same protection as U.S. exchanges.
When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations.
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Appendix A
Inflation Protected Securities. The Inflation Protected Securities Fund may invest in IPS of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. Each other Fund may invest only in IPS issued by the U.S. Treasury. IPS are fixed income securities whose interest and principal payments are adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate. Any increase or decrease in the principal amount of IPS will result in an adjustment of interest income which is distributed to shareholders periodically.
The values of IPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. If inflation is lower than expected during the period a Fund holds IPS, a Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.
The U.S. Treasury utilizes the CPIU as the measurement of inflation, while other issuers of IPS may use different indices as the measure of inflation. Any increase in principal value of IPS caused by an increase in the CPIU is taxable in the year the increase occurs, even though a Fund holding IPS will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.
A Fund will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.
Because a Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund’s investment in either zero coupon bonds or IPS may require a Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.
Foreign Currency Transactions. Certain Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.
Certain Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which presents additional risk.
Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).
Certain Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.
Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when a Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.
Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. The market in such forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange.
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Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.
A Fund is not required to post cash collateral with its counterparties in certain foreign currency transactions. Accordingly, a Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post cash collateral with its counterparties (which is the case with certain transactions). Where a Fund’s counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.
Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral may consist of any type of security in which a Fund is eligible to invest or, if a Fund is subject to minimum credit quality requirements, any type of security, including non-investment grade securities, provided the repurchase agreement counterparty satisfies these minimum credit quality requirements. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.
If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.
The Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks and other financial institutions, and may enter into reverse repurchase agreements in amounts not exceeding one-third of a Fund’s total assets (including the amount borrowed or received). Borrowings and reverse repurchase agreements involve the use of leverage and subject a Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested.
Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. The Funds may enter into some or all of the following swap transactions and option agreements, including interest rate swaps, mortgage swaps, credit swaps, currency swaps, total return swaps, options on swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps (also referred to as credit default swaps) involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security or pool of securities. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a party the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the party may also be required to pay the dollar value of that decline to the counterparty.
The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than the Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
Each Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling
90

Appendix A
protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.
When a Fund writes (sells) credit swaps on individual securities or instruments, the Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.
The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.
Currently, certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher amounts for uncleared swaps.
Other Investment Companies. Each Fund may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of total assets in securities of all investment companies.
Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies (including ETFs and money market funds) and business development companies beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.
Additionally, to the extent that any Fund serves as an “acquired fund” to another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Investment Company Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).
The use of ETFs is generally intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.
A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
91

Non-Investment Grade Fixed Income Securities. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade fixed income securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.
The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of other methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.
A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.
The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade fixed income securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated which may affect the market value and liquidity of the security. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
Collateralized Loan Obligations. Certain Funds may invest in collateralized loan obligations (“CLOs”). A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
92

Appendix A
The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which a Fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a Fund as illiquid investments. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CLOs may be characterized by a Fund as liquid securities.
Loan-Related Investments. The Short Duration Bond Fund may invest in loan-related investments such as loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower (the “borrower”) which is administered and sold by a financial intermediary. The Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan interests may take the form of a direct or co-lending relationship with the borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a loan interest or when it acquires certain interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower.
An assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud provisions of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, a Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Longer interest rate reset periods generally increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in senior loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in senior loans should decrease. Second lien loans have the same characteristics as senior loans except that such loans are subordinated or unsecured and thus lower in priority of payment to senior loans. Accordingly, the risks associated with second lien loans are higher than the risk of loans with first priority over the collateral. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Second lien loans typically have adjustable floating rate interest payments. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Preferred Stock, Warrants and Rights. Certain Funds may invest in preferred stock, warrants and stock purchase rights (“rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.
93

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Short Sales Against-the-Box. The Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open a Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.
Equity Investments. After its purchase, a portfolio investment (such as a convertible debt obligation) may convert to an equity security. Alternatively, a Fund may acquire equity securities in connection with a restructuring or other similar event related to one or more of its investments. If this occurs, a Fund may continue to hold the investment (or make additional purchases of that equity investment) if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
Asset Segregation. As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Funds must identify on their books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not a permissible offsetting position or a contractual “netting” agreement with respect to swaps (other than credit default swaps where a Fund is the protection seller). However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Forwards and futures contracts that do not cash settle may be treated as cash settled for asset segregation purposes when the Funds have entered into a contractual arrangement with a third party FCM or other counterparty to off-set the Funds’ exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the Investment Company Act and SEC- or SEC staff guidance. By identifying assets equal to only their net obligations under certain instruments, the Funds will have the ability to employ leverage to a greater extent than if the Funds were required to identify assets equal to the full notional amount of the instrument.
In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed above. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires the Fund to trade derivatives (and other transactions that create future payment or delivery obligations) subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
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Appendix B
Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years  (or less if the Fund has been in existence for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request).
	Goldman Sachs Enhanced Income Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.56	$9.22	$9.45	$9.41	$9.44
Net investment income(a)	0.04	0.10	0.20	0.19	0.11
Net realized and unrealized gain (loss)	(0.18)	0.34	(0.24)	0.04	(0.03)
Total from investment operations	(0.14)	0.44	(0.04)	0.23	0.08
Distributions to shareholders from net investment income	(0.05)	(0.10)	(0.19)	(0.19)	(0.11)
Net asset value, end of year	$9.37	$9.56	$9.22	$9.45	$9.41
Total return(b)	(1.48)%	4.82%	(0.41)%	2.41%	0.86%
Net assets, end of year (in 000s)	$25,272	$15,098	$10,456	$19,396	$10,590
Ratio of net expenses to average net assets	0.57%	0.58%	0.59%	0.61%	0.69%
Ratio of total expenses to average net assets	0.58%	0.61%	0.63%	0.65%	0.70%
Ratio of net investment income to average net assets	0.46%	1.04%	2.08%	2.02%	1.14%
Portfolio turnover rate(c)	17%	58%	53%	42%	63%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
95

	Goldman Sachs Enhanced Income Fund
	Administration Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.57	$9.23	$9.46	$9.43	$9.46
Net investment income(a)	0.04	0.09	0.19	0.19	0.12
Net realized and unrealized gain (loss)	(0.18)	0.35	(0.23)	0.03	(0.03)
Total from investment operations	(0.14)	0.44	(0.04)	0.22	0.09
Distributions to shareholders from net investment income	(0.05)	(0.10)	(0.19)	(0.19)	(0.12)
Net asset value, end of year	$9.38	$9.57	$9.23	$9.46	$9.43
Total return(b)	(1.50)%	4.79%	(0.42)%	2.33%	0.95%
Net assets, end of year (in 000s)	$4,934	$16,333	$4,254	$2,905	$164
Ratio of net expenses to average net assets	0.60%	0.59%	0.60%	0.60%	0.60%
Ratio of total expenses to average net assets	0.60%	0.63%	0.64%	0.64%	0.61%
Ratio of net investment income to average net assets	0.39%	0.97%	2.02%	2.03%	1.27%
Portfolio turnover rate(c)	17%	58%	53%	42%	63%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
96

Appendix B

	Goldman Sachs Enhanced Income Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.55	$9.21	$9.43	$9.39	$9.43
Net investment income(a)	0.06	0.12	0.22	0.21	0.14
Net realized and unrealized gain (loss)	(0.16)	0.35	(0.22)	0.04	(0.04)
Total from investment operations	(0.10)	0.47	—	0.25	0.10
Distributions to shareholders from net investment income	(0.09)	(0.13)	(0.22)	(0.21)	(0.14)
Net asset value, end of year	$9.36	$9.55	$9.21	$9.43	$9.39
Total return(b)	(1.26)%	5.18%	(0.17)%	2.70%	1.09%
Net assets, end of year (in 000s)	$408,324	$299,844	$180,477	$252,561	$451,628
Ratio of net expenses to average net assets	0.34%	0.34%	0.35%	0.35%	0.35%
Ratio of total expenses to average net assets	0.35%	0.38%	0.39%	0.37%	0.36%
Ratio of net investment income to average net assets	0.68%	1.25%	2.30%	2.18%	1.52%
Portfolio turnover rate(c)	17%	58%	53%	42%	63%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
97

Goldman Sachs Enhanced Income Fund
Service Shares
Period Ended March 31, 2022(a)
Per Share Data
Net asset value, beginning of period	$9.49
Net investment income(b)	0.01
Net realized and unrealized loss	(0.15)
Total from investment operations	(0.14)
Distributions to shareholders from net investment income	—(c)
Net asset value, end of period	$9.35
Total return(d)	(1.23)%
Net assets, end of period (in 000s)	$28
Ratio of net expenses to average net assets	0.85%(e)
Ratio of total expenses to average net assets	0.85%(e)
Ratio of net investment income to average net assets	0.22%(e)
Portfolio turnover rate(f)	17%
(a)
Commenced operations on December 10, 2021.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Amount is less than $0.005 per share.
(d)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(e)
Annualized.
(f)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
98

Appendix B

	Goldman Sachs Enhanced Income Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.54	$9.19	$9.42	$9.39	$9.42
Net investment income(a)	0.06	0.11	0.21	0.21	0.14
Net realized and unrealized gain (loss)	(0.17)	0.36	(0.23)	0.02	(0.04)
Total from investment operations	(0.11)	0.47	(0.02)	0.23	0.10
Distributions to shareholders from net investment income	(0.08)	(0.12)	(0.21)	(0.20)	(0.13)
Net asset value, end of year	$9.35	$9.54	$9.19	$9.42	$9.39
Total return(b)	(1.34)%	5.10%	(0.27)%	2.50%	1.11%
Net assets, end of year (in 000s)	$11,980	$9,184	$6,875	$6,096	$5,127
Ratio of net expenses to average net assets	0.42%	0.42%	0.44%	0.44%	0.44%
Ratio of total expenses to average net assets	0.43%	0.46%	0.48%	0.48%	0.45%
Ratio of net investment income to average net assets	0.60%	1.20%	2.21%	2.19%	1.45%
Portfolio turnover rate(c)	17%	58%	53%	42%	63%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
99

	Goldman Sachs Enhanced Income Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.55	$9.21	$9.43	$9.40	$9.43
Net investment income(a)	0.06	0.13	0.22	0.23	0.14
Net realized and unrealized gain (loss)	(0.17)	0.34	(0.22)	0.01	(0.03)
Total from investment operations	(0.11)	0.47	—	0.24	0.11
Distributions to shareholders from net investment income	(0.08)	(0.13)	(0.22)	(0.21)	(0.14)
Net asset value, end of year	$9.36	$9.55	$9.21	$9.43	$9.40
Total return(b)	(1.25)%	5.19%	(0.16)%	2.59%	1.21%
Net assets, end of year (in 000s)	$14,426	$36,558	$45,134	$49,846	$10
Ratio of net expenses to average net assets	0.33%	0.33%	0.34%	0.34%	0.34%
Ratio of total expenses to average net assets	0.34%	0.37%	0.38%	0.42%	0.35%
Ratio of net investment income to average net assets	0.66%	1.34%	2.30%	2.48%	1.53%
Portfolio turnover rate(c)	17%	58%	53%	42%	63%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
100

Appendix B

	Goldman Sachs Government Income Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$15.14	$15.57	$14.58	$14.39	$14.64
Net investment income(a)	0.05	0.07	0.23	0.28	0.18
Net realized and unrealized gain (loss)	(0.77)	(0.35)	1.06	0.21	(0.18)
Total from investment operations	(0.72)	(0.28)	1.29	0.49	—
Distributions to shareholders from net investment income	(0.12)	(0.15)	(0.30)	(0.30)	(0.25)
Distributions to shareholders from net realized gains	(0.21)	—	—	—	—
Total distributions	(0.33)	(0.15)	(0.30)	(0.30)	(0.25)
Net asset value, end of year	$14.09	$15.14	$15.57	$14.58	$14.39
Total return(b)	(4.82)%	(1.73)%	8.83%	3.46%	0.01%
Net assets, end of year (in 000s)	$56,679	$74,473	$75,282	$93,352	$108,414
Ratio of net expenses to average net assets	0.83%	0.83%	0.89%	0.91%	0.91%
Ratio of total expenses to average net assets	1.09%	1.07%	1.09%	1.10%	1.05%
Ratio of net investment income to average net assets	0.35%	0.43%	1.54%	1.94%	1.25%
Portfolio turnover rate(c)	578%	820%	943%	530%	380%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
101

	Goldman Sachs Government Income Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$15.14	$15.57	$14.58	$14.39	$14.64
Net investment income (loss)(a)	(0.06)	(0.05)	0.11	0.17	0.07
Net realized and unrealized gain (loss)	(0.77)	(0.34)	1.07	0.21	(0.18)
Total from investment operations	(0.83)	(0.39)	1.18	0.38	(0.11)
Distributions to shareholders from net investment income	(0.01)	(0.04)	(0.19)	(0.19)	(0.14)
Distributions to shareholders from net realized gains	(0.21)	—	—	—	—
Total distributions	(0.22)	(0.04)	(0.19)	(0.19)	(0.14)
Net asset value, end of year	$14.09	$15.14	$15.57	$14.58	$14.39
Total return(b)	(5.52)%	(2.53)%	8.10%	2.69%	(0.74)%
Net assets, end of year (in 000s)	$1,532	$2,420	$4,974	$3,775	$5,959
Ratio of net expenses to average net assets	1.58%	1.58%	1.64%	1.66%	1.66%
Ratio of total expenses to average net assets	1.84%	1.81%	1.84%	1.84%	1.80%
Ratio of net investment income (loss) to average net assets	(0.41)%	(0.31)%	0.77%	1.17%	0.50%
Portfolio turnover rate(c)	578%	820%	943%	530%	380%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
102

Appendix B

	Goldman Sachs Government Income Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$15.12	$15.54	$14.55	$14.37	$14.62
Net investment income(a)	0.10	0.12	0.27	0.33	0.24
Net realized and unrealized gain (loss)	(0.77)	(0.34)	1.06	0.20	(0.19)
Total from investment operations	(0.67)	(0.22)	1.33	0.53	0.05
Distributions to shareholders from net investment income	(0.17)	(0.20)	(0.34)	(0.35)	(0.30)
Distributions to shareholders from net realized gains	(0.21)	—	—	—	—
Total distributions	(0.38)	(0.20)	(0.34)	(0.35)	(0.30)
Net asset value, end of year	$14.07	$15.12	$15.54	$14.55	$14.37
Total return(b)	(4.47)%	(1.50)%	9.26%	3.74%	0.35%
Net assets, end of year (in 000s)	$110,854	$148,150	$178,878	$130,734	$141,298
Ratio of net expenses to average net assets	0.52%	0.52%	0.57%	0.57%	0.57%
Ratio of total expenses to average net assets	0.76%	0.73%	0.75%	0.76%	0.71%
Ratio of net investment income to average net assets	0.65%	0.74%	1.83%	2.29%	1.61%
Portfolio turnover rate(c)	578%	820%	943%	530%	380%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
103

	Goldman Sachs Government Income Fund
	Service Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$15.10	$15.52	$14.54	$14.35	$14.60
Net investment income(a)	0.02	0.04	0.20	0.25	0.16
Net realized and unrealized gain (loss)	(0.77)	(0.34)	1.05	0.22	(0.18)
Total from investment operations	(0.75)	(0.30)	1.25	0.47	(0.02)
Distributions to shareholders from net investment income	(0.09)	(0.12)	(0.27)	(0.28)	(0.23)
Distributions to shareholders from net realized gains	(0.21)	—	—	—	—
Total distributions	(0.30)	(0.12)	(0.27)	(0.28)	(0.23)
Net asset value, end of year	$14.05	$15.10	$15.52	$14.54	$14.35
Total return(b)	(5.02)%	(1.93)%	8.66%	3.30%	(0.16)%
Net assets, end of year (in 000s)	$27,085	$32,692	$39,122	$36,126	$41,463
Ratio of net expenses to average net assets	1.02%	1.02%	1.07%	1.07%	1.07%
Ratio of total expenses to average net assets	1.26%	1.23%	1.25%	1.26%	1.21%
Ratio of net investment income to average net assets	0.16%	0.25%	1.33%	1.77%	1.09%
Portfolio turnover rate(c)	578%	820%	943%	530%	380%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
104

Appendix B

	Goldman Sachs Government Income Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$15.13	$15.56	$14.57	$14.38	$14.63
Net investment income(a)	0.10	0.11	0.25	0.31	0.22
Net realized and unrealized gain (loss)	(0.77)	(0.35)	1.07	0.21	(0.18)
Total from investment operations	(0.67)	(0.24)	1.32	0.52	0.04
Distributions to shareholders from net investment income	(0.16)	(0.19)	(0.33)	(0.33)	(0.29)
Distributions to shareholders from net realized gains	(0.21)	—	—	—	—
Total distributions	(0.37)	(0.19)	(0.33)	(0.33)	(0.29)
Net asset value, end of year	$14.09	$15.13	$15.56	$14.57	$14.38
Total return(b)	(4.52)%	(1.55)%	9.18%	3.72%	0.26%
Net assets, end of year (in 000s)	$72,599	$6,459	$8,383	$1,458	$2,846
Ratio of net expenses to average net assets	0.58%	0.58%	0.62%	0.66%	0.66%
Ratio of total expenses to average net assets	0.85%	0.81%	0.83%	0.84%	0.80%
Ratio of net investment income to average net assets	0.67%	0.71%	1.68%	2.14%	1.49%
Portfolio turnover rate(c)	578%	820%	943%	530%	380%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
105

	Goldman Sachs Government Income Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$15.11	$15.54	$14.55	$14.37	$14.61
Net investment income(a)	0.10	0.12	0.27	0.33	0.24
Net realized and unrealized gain (loss)	(0.76)	(0.35)	1.07	0.20	(0.18)
Total from investment operations	(0.66)	(0.23)	1.34	0.53	0.06
Distributions to shareholders from net investment income	(0.17)	(0.20)	(0.35)	(0.35)	(0.30)
Distributions to shareholders from net realized gains	(0.21)	—	—	—	—
Total distributions	(0.38)	(0.20)	(0.35)	(0.35)	(0.30)
Net asset value, end of year	$14.07	$15.11	$15.54	$14.55	$14.37
Total return(b)	(4.46)%	(1.49)%	9.27%	3.75%	0.43%
Net assets, end of year (in 000s)	$8,722	$10,019	$9,187	$7,661	$19,012
Ratio of net expenses to average net assets	0.51%	0.51%	0.56%	0.56%	0.55%
Ratio of total expenses to average net assets	0.75%	0.72%	0.74%	0.76%	0.70%
Ratio of net investment income to average net assets	0.67%	0.75%	1.84%	2.31%	1.62%
Portfolio turnover rate(c)	578%	820%	943%	530%	380%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
106

Appendix B

	Goldman Sachs Government Income Fund
	Class R Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$15.12	$15.55	$14.56	$14.38	$14.62
Net investment income(a)	0.01	0.03	0.19	0.24	0.15
Net realized and unrealized gain (loss)	(0.75)	(0.35)	1.06	0.20	(0.17)
Total from investment operations	(0.74)	(0.32)	1.25	0.44	(0.02)
Distributions to shareholders from net investment income	(0.09)	(0.11)	(0.26)	(0.26)	(0.22)
Distributions to shareholders from net realized gains	(0.21)	—	—	—	—
Total distributions	(0.30)	(0.11)	(0.26)	(0.26)	(0.22)
Net asset value, end of year	$14.08	$15.12	$15.55	$14.56	$14.38
Total return(b)	(5.00)%	(2.05)%	8.64%	3.13%	(0.18)%
Net assets, end of year (in 000s)	$10,753	$14,021	$18,424	$19,905	$21,630
Ratio of net expenses to average net assets	1.08%	1.08%	1.14%	1.16%	1.16%
Ratio of total expenses to average net assets	1.34%	1.32%	1.34%	1.35%	1.30%
Ratio of net investment income to average net assets	0.10%	0.19%	1.27%	1.69%	1.02%
Portfolio turnover rate(c)	578%	820%	943%	530%	380%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
107

	Goldman Sachs Inflation Protected Securities Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$11.35	$10.72	$10.37	$10.31	$10.44
Net investment income(a)	0.57	0.10	0.26	0.16	0.16
Net realized and unrealized gain (loss)	(0.14)	0.62	0.35	0.06	(0.13)
Total from investment operations	0.43	0.72	0.61	0.22	0.03
Distributions to shareholders from net investment income	(0.52)	(0.09)	(0.26)	(0.16)	(0.16)
Distributions to shareholders from net realized gains	(0.10)	—	—	—	—
Total distributions	(0.62)	(0.09)	(0.26)	(0.16)	(0.16)
Net asset value, end of year	$11.16	$11.35	$10.72	$10.37	$10.31
Total return(b)	3.65%	6.72%	5.90%	2.21%	0.31%
Net assets, end of year (in 000s)	$61,867	$69,090	$52,041	$53,690	$74,814
Ratio of net expenses to average net assets	0.67%	0.67%	0.69%	0.68%	0.68%
Ratio of total expenses to average net assets	0.71%	0.75%	0.76%	0.76%	0.77%
Ratio of net investment income to average net assets	4.89%	0.86%	2.41%	1.61%	1.59%
Portfolio turnover rate(c)	62%	51%	62%	160%	203%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
108

Appendix B

	Goldman Sachs Inflation Protected Securities Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$11.12	$10.54	$10.19	$10.17	$10.31
Net investment income(a)	0.45	—(b)	0.20	0.10	0.08
Net realized and unrealized gain (loss)	(0.12)	0.63	0.32	0.04	(0.12)
Total from investment operations	0.33	0.63	0.52	0.14	(0.04)
Distributions to shareholders from net investment income	(0.46)	(0.05)	(0.17)	(0.12)	(0.10)
Distributions to shareholders from net realized gains	(0.10)	—	—	—	—
Total distributions	(0.56)	(0.05)	(0.17)	(0.12)	(0.10)
Net asset value, end of year	$10.89	$11.12	$10.54	$10.19	$10.17
Total return(c)	2.91%	6.01%	5.13%	1.38%	(0.42)%
Net assets, end of year (in 000s)	$4,327	$2,374	$2,160	$4,152	$6,847
Ratio of net expenses to average net assets	1.42%	1.42%	1.44%	1.43%	1.43%
Ratio of total expenses to average net assets	1.46%	1.50%	1.51%	1.50%	1.52%
Ratio of net investment income to average net assets	4.00%	0.03%	1.96%	0.97%	0.82%
Portfolio turnover rate(d)	62%	51%	62%	160%	203%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
109

	Goldman Sachs Inflation Protected Securities Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$11.50	$10.86	$10.50	$10.43	$10.56
Net investment income(a)	0.61	0.14	0.30	0.21	0.20
Net realized and unrealized gain (loss)	(0.14)	0.63	0.35	0.05	(0.13)
Total from investment operations	0.47	0.77	0.65	0.26	0.07
Distributions to shareholders from net investment income	(0.56)	(0.13)	(0.29)	(0.19)	(0.20)
Distributions to shareholders from net realized gains	(0.10)	—	—	—	—
Total distributions	(0.66)	(0.13)	(0.29)	(0.19)	(0.20)
Net asset value, end of year	$11.31	$11.50	$10.86	$10.50	$10.43
Total return(b)	4.04%	7.06%	6.27%	2.55%	0.64%
Net assets, end of year (in 000s)	$170,776	$194,076	$168,248	$174,467	$258,458
Ratio of net expenses to average net assets	0.34%	0.34%	0.35%	0.34%	0.34%
Ratio of total expenses to average net assets	0.38%	0.41%	0.42%	0.42%	0.43%
Ratio of net investment income to average net assets	5.16%	1.18%	2.78%	2.02%	1.95%
Portfolio turnover rate(c)	62%	51%	62%	160%	203%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
110

Appendix B

	Goldman Sachs Inflation Protected Securities Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$11.43	$10.79	$10.43	$10.37	$10.50
Net investment income(a)	0.60	0.14	0.27	0.16	0.19
Net realized and unrealized gain (loss)	(0.14)	0.62	0.37	0.08	(0.13)
Total from investment operations	0.46	0.76	0.64	0.24	0.06
Distributions to shareholders from net investment income	(0.55)	(0.12)	(0.28)	(0.18)	(0.19)
Distributions to shareholders from net realized gains	(0.10)	—	—	—	—
Total distributions	(0.65)	(0.12)	(0.28)	(0.18)	(0.19)
Net asset value, end of year	$11.24	$11.43	$10.79	$10.43	$10.37
Total return(b)	3.90%	7.03%	6.13%	2.48%	0.55%
Net assets, end of year (in 000s)	$77,500	$74,650	$26,970	$16,088	$13,079
Ratio of net expenses to average net assets	0.42%	0.42%	0.44%	0.43%	0.43%
Ratio of total expenses to average net assets	0.46%	0.49%	0.51%	0.51%	0.52%
Ratio of net investment income to average net assets	5.16%	1.21%	2.52%	1.53%	1.80%
Portfolio turnover rate(c)	62%	51%	62%	160%	203%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
111

	Goldman Sachs Inflation Protected Securities Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$11.50	$10.85	$10.49	$10.43	$10.55
Net investment income(a)	0.60	0.15	0.29	0.08	0.22
Net realized and unrealized gain (loss)	(0.14)	0.63	0.36	0.17	(0.14)
Total from investment operations	0.46	0.78	0.65	0.25	0.08
Distributions to shareholders from net investment income	(0.56)	(0.13)	(0.29)	(0.19)	(0.20)
Distributions to shareholders from net realized gains	(0.10)	—	—	—	—
Total distributions	(0.66)	(0.13)	(0.29)	(0.19)	(0.20)
Net asset value, end of year	$11.30	$11.50	$10.85	$10.49	$10.43
Total return(b)	3.96%	7.17%	6.29%	2.47%	0.75%
Net assets, end of year (in 000s)	$150,116	$107,354	$50,987	$39,506	$7,103
Ratio of net expenses to average net assets	0.33%	0.33%	0.34%	0.33%	0.33%
Ratio of total expenses to average net assets	0.37%	0.40%	0.41%	0.44%	0.40%
Ratio of net investment income to average net assets	5.14%	1.27%	2.72%	0.74%	2.11%
Portfolio turnover rate(c)	62%	51%	62%	160%	203%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
112

Appendix B

	Goldman Sachs Inflation Protected Securities Fund
	Class R Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$11.29	$10.67	$10.32	$10.28	$10.41
Net investment income(a)	0.53	0.06	0.22	0.13	0.13
Net realized and unrealized gain (loss)	(0.13)	0.63	0.37	0.06	(0.12)
Total from investment operations	0.40	0.69	0.59	0.19	0.01
Distributions to shareholders from net investment income	(0.50)	(0.07)	(0.24)	(0.15)	(0.14)
Distributions to shareholders from net realized gains	(0.10)	—	—	—	—
Total distributions	(0.60)	(0.07)	(0.24)	(0.15)	(0.14)
Net asset value, end of year	$11.09	$11.29	$10.67	$10.32	$10.28
Total return(b)	3.45%	6.43%	5.71%	1.87%	0.09%
Net assets, end of year (in 000s)	$18,525	$17,052	$17,663	$14,911	$18,169
Ratio of net expenses to average net assets	0.92%	0.92%	0.94%	0.93%	0.93%
Ratio of total expenses to average net assets	0.96%	1.00%	1.01%	1.01%	1.02%
Ratio of net investment income to average net assets	4.63%	0.54%	2.08%	1.33%	1.29%
Portfolio turnover rate(c)	62%	51%	62%	160%	203%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
113

	Goldman Sachs Short Duration Government Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.00	$9.97	$9.77	$9.79	$9.99
Net investment income (loss)(a)	(0.04)	0.01	0.13	0.16	0.11
Net realized and unrealized gain (loss)	(0.41)	0.11	0.27	0.03	(0.13)
Total from investment operations	(0.45)	0.12	0.40	0.19	(0.02)
Distributions to shareholders from net investment income	(0.03)	(0.09)	(0.20)	(0.21)	(0.18)
Net asset value, end of year	$9.52	$10.00	$9.97	$9.77	$9.79
Total return(b)	(4.39)%	1.17%	4.16%	1.97%	(0.22)%
Net assets, end of year (in 000s)	$70,980	$105,604	$90,469	$82,090	$86,239
Ratio of net expenses to average net assets	0.81%	0.79%	0.82%	0.82%	0.82%
Ratio of total expenses to average net assets	0.88%	0.87%	0.90%	0.90%	0.89%
Ratio of net investment income (loss) to average net assets	(0.39)%	0.13%	1.34%	1.68%	1.15%
Portfolio turnover rate(c)	466%	566%	479%	247%	87%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
114

Appendix B

	Goldman Sachs Short Duration Government Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.93	$9.90	$9.70	$9.73	$9.92
Net investment income (loss)(a)	(0.08)	(0.02)	0.09	0.12	0.07
Net realized and unrealized gain (loss)	(0.39)	0.10	0.27	0.02	(0.12)
Total from investment operations	(0.47)	0.08	0.36	0.14	(0.05)
Distributions to shareholders from net investment income	(0.01)	(0.05)	(0.16)	(0.17)	(0.14)
Net asset value, end of year	$9.45	$9.93	$9.90	$9.70	$9.73
Total return(b)	(4.77)%	0.77%	3.76%	1.46%	(0.53)%
Net assets, end of year (in 000s)	$8,916	$13,685	$12,958	$15,493	$19,799
Ratio of net expenses to average net assets	1.21%	1.19%	1.22%	1.22%	1.22%
Ratio of total expenses to average net assets	1.63%	1.62%	1.65%	1.65%	1.64%
Ratio of net investment income (loss) to average net assets	(0.78)%	(0.25)%	0.95%	1.27%	0.72%
Portfolio turnover rate(c)	466%	566%	479%	247%	87%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
115

	Goldman Sachs Short Duration Government Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.97	$9.93	$9.74	$9.76	$9.96
Net investment income (loss)(a)	(0.01)	0.04	0.17	0.19	0.14
Net realized and unrealized gain (loss)	(0.41)	0.12	0.26	0.03	(0.13)
Total from investment operations	(0.42)	0.16	0.43	0.22	0.01
Distributions to shareholders from net investment income	(0.06)	(0.12)	(0.24)	(0.24)	(0.21)
Net asset value, end of year	$9.49	$9.97	$9.93	$9.74	$9.76
Total return(b)	(4.09)%	1.51%	4.41%	2.32%	0.11%
Net assets, end of year (in 000s)	$305,174	$510,541	$348,655	$379,887	$837,920
Ratio of net expenses to average net assets	0.48%	0.46%	0.48%	0.48%	0.48%
Ratio of total expenses to average net assets	0.55%	0.54%	0.56%	0.56%	0.55%
Ratio of net investment income (loss) to average net assets	(0.06)%	0.44%	1.69%	1.95%	1.46%
Portfolio turnover rate(c)	466%	566%	479%	247%	87%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
116

Appendix B

	Goldman Sachs Short Duration Government Fund
	Service Shares
	Year Ended March 31
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.95	$9.92	$9.73	$9.75	$9.94
Net investment income (loss)(a)	(0.05)	—(b)	0.11	0.15	0.09
Net realized and unrealized gain (loss)	(0.40)	0.10	0.27	0.02	(0.12)
Total from investment operations	(0.45)	0.10	0.38	0.17	(0.03)
Distributions to shareholders from net investment income	(0.02)	(0.07)	(0.19)	(0.19)	(0.16)
Net asset value, end of year	$9.48	$9.95	$9.92	$9.73	$9.75
Total return(c)	(4.56)%	1.00%	4.00%	1.70%	(0.29)%
Net assets, end of year (in 000s)	$17,521	$20,016	$18,831	$18,120	$19,954
Ratio of net expenses to average net assets	0.98%	0.96%	0.98%	0.98%	0.98%
Ratio of total expenses to average net assets	1.05%	1.04%	1.06%	1.06%	1.05%
Ratio of net investment income (loss) to average net assets	(0.53)%	(0.03)%	1.17%	1.52%	0.95%
Portfolio turnover rate(d)	466%	566%	479%	247%	87%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
117

	Goldman Sachs Short Duration Government Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.01	$9.98	$9.78	$9.80	$9.99
Net investment income (loss)(a)	(0.01)	0.04	0.15	0.19	0.13
Net realized and unrealized gain (loss)	(0.41)	0.10	0.28	0.02	(0.12)
Total from investment operations	(0.42)	0.14	0.43	0.21	0.01
Distributions to shareholders from net investment income	(0.06)	(0.11)	(0.23)	(0.23)	(0.20)
Net asset value, end of year	$9.53	$10.01	$9.98	$9.78	$9.80
Total return(b)	(4.15)%	1.53%	4.31%	2.23%	0.13%
Net assets, end of year (in 000s)	$27,635	$38,958	$38,723	$29,461	$24,676
Ratio of net expenses to average net assets	0.56%	0.54%	0.57%	0.57%	0.57%
Ratio of total expenses to average net assets	0.63%	0.62%	0.65%	0.65%	0.64%
Ratio of net investment income (loss) to average net assets	(0.13)%	0.40%	1.57%	1.94%	1.35%
Portfolio turnover rate(c)	466%	566%	479%	247%	87%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
118

Appendix B

	Goldman Sachs Short Duration Government Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$9.97	$9.94	$9.74	$9.76	$9.96
Net investment income(a)	—(b)	0.05	0.16	0.20	0.17
Net realized and unrealized gain (loss)	(0.41)	0.10	0.28	0.02	(0.16)
Total from investment operations	(0.41)	0.15	0.44	0.22	0.01
Distributions to shareholders from net investment income	(0.07)	(0.12)	(0.24)	(0.24)	(0.21)
Net asset value, end of year	$9.49	$9.97	$9.94	$9.74	$9.76
Total return(c)	(3.98)%	1.52%	4.42%	2.33%	0.12%
Net assets, end of year (in 000s)	$13,385	$16,029	$11,979	$5,436	$2,038
Ratio of net expenses to average net assets	0.47%	0.45%	0.47%	0.47%	0.46%
Ratio of total expenses to average net assets	0.54%	0.53%	0.55%	0.56%	0.54%
Ratio of net investment income (loss) to average net assets	(0.02)%	0.48%	1.65%	2.10%	1.69%
Portfolio turnover rate(d)	466%	566%	479%	247%	87%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
119

	Goldman Sachs Short Duration Bond Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.15	$9.68	$9.80	$9.75	$9.96
Net investment income(a)	0.06	0.12	0.21	0.23	0.17
Net realized and unrealized gain (loss)	(0.38)	0.53	(0.08)	0.06	(0.19)
Total from investment operations	(0.32)	0.65	0.13	0.29	(0.02)
Distributions to shareholders from net investment income	(0.07)	(0.17)	(0.21)	(0.22)	(0.16)
Distributions to shareholders from net realized gains	(0.01)	—(b)	—	—	—
Distributions to shareholders from return of capital	(0.03)	(0.01)	(0.04)	(0.02)	(0.03)
Total distributions	(0.11)	(0.18)	(0.25)	(0.24)	(0.19)
Net asset value, end of year	$9.72	$10.15	$9.68	$9.80	$9.75
Total return(c)	(3.24)%	6.64%	1.41%	3.01%	(0.19)%
Net assets, end of year (in 000s)	$64,658	$82,370	$14,107	$11,070	$5,734
Ratio of net expenses to average net assets	0.73%	0.75%	0.79%	0.79%	0.79%
Ratio of total expenses to average net assets	0.78%	0.80%	0.86%	0.93%	0.87%
Ratio of net investment income to average net assets	0.59%	1.21%	2.13%	2.35%	1.75%
Portfolio turnover rate(d)	240%	253%	192%	99%	106%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
120

Appendix B

	Goldman Sachs Short Duration Bond Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.15	$9.68	$9.81	$9.76	$9.96
Net investment income(a)	0.02	0.09	0.18	0.19	0.14
Net realized and unrealized gain (loss)	(0.38)	0.52	(0.10)	0.06	(0.19)
Total from investment operations	(0.36)	0.61	0.08	0.25	(0.05)
Distributions to shareholders from net investment income	(0.04)	(0.13)	(0.18)	(0.18)	(0.13)
Distributions to shareholders from net realized gains	(0.01)	—(b)	—	—	—
Distributions to shareholders from return of capital	(0.02)	(0.01)	(0.03)	(0.02)	(0.02)
Total distributions	(0.07)	(0.14)	(0.21)	(0.20)	(0.15)
Net asset value, end of year	$9.72	$10.15	$9.68	$9.81	$9.76
Total return(c)	(3.63)%	6.22%	0.91%	2.61%	(0.48)%
Net assets, end of year (in 000s)	$2,895	$2,556	$1,283	$1,689	$1,077
Ratio of net expenses to average net assets	1.12%	1.15%	1.19%	1.19%	1.19%
Ratio of total expenses to average net assets	1.53%	1.55%	1.61%	1.69%	1.63%
Ratio of net investment income to average net assets	0.21%	0.88%	1.81%	1.97%	1.39%
Portfolio turnover rate(d)	240%	253%	192%	99%	106%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
121

	Goldman Sachs Short Duration Bond Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.17	$9.70	$9.82	$9.77	$9.98
Net investment income(a)	0.09	0.16	0.26	0.25	0.21
Net realized and unrealized gain (loss)	(0.38)	0.53	(0.09)	0.07	(0.19)
Total from investment operations	(0.29)	0.69	0.17	0.32	0.02
Distributions to shareholders from net investment income	(0.09)	(0.21)	(0.25)	(0.24)	(0.20)
Distributions to shareholders from net realized gains	(0.01)	—(b)	—	—	—
Distributions to shareholders from return of capital	(0.04)	(0.01)	(0.04)	(0.03)	(0.03)
Total distributions	(0.14)	(0.22)	(0.29)	(0.27)	(0.23)
Net asset value, end of year	$9.74	$10.17	$9.70	$9.82	$9.77
Total return(c)	(2.92)%	6.99%	1.76%	3.36%	0.16%
Net assets, end of year (in 000s)	$172,910	$276,641	$48,689	$46,680	$575,452
Ratio of net expenses to average net assets	0.41%	0.42%	0.45%	0.46%	0.45%
Ratio of total expenses to average net assets	0.45%	0.47%	0.52%	0.55%	0.53%
Ratio of net investment income to average net assets	0.89%	1.58%	2.57%	2.58%	2.12%
Portfolio turnover rate(d)	240%	253%	192%	99%	106%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
122

Appendix B

	Goldman Sachs Short Duration Bond Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.16	$9.70	$9.82	$9.77	$9.98
Net investment income(a)	0.09	0.15	0.24	0.25	0.20
Net realized and unrealized gain (loss)	(0.37)	0.52	(0.08)	0.06	(0.19)
Total from investment operations	(0.28)	0.67	0.16	0.31	0.01
Distributions to shareholders from net investment income	(0.09)	(0.20)	(0.24)	(0.24)	(0.19)
Distributions to shareholders from net realized gains	(0.01)	—(b)	—	—	—
Distributions to shareholders from return of capital	(0.04)	(0.01)	(0.04)	(0.02)	(0.03)
Total distributions	(0.14)	(0.21)	(0.28)	(0.26)	(0.22)
Net asset value, end of year	$9.74	$10.16	$9.70	$9.82	$9.77
Total return(c)	(2.89)%	6.90%	1.56%	3.27%	0.06%
Net assets, end of year (in 000s)	$23,825	$25,579	$4,337	$1,584	$2,094
Ratio of net expenses to average net assets	0.47%	0.50%	0.54%	0.54%	0.54%
Ratio of total expenses to average net assets	0.53%	0.55%	0.61%	0.68%	0.62%
Ratio of net investment income to average net assets	0.85%	1.46%	2.43%	2.57%	2.03%
Portfolio turnover rate(d)	240%	253%	192%	99%	106%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
123

	Goldman Sachs Short Duration Bond Fund
	Class R6 Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.16	$9.69	$9.82	$9.77	$9.98
Net investment income(a)	0.11	0.16	0.26	0.27	0.21
Net realized and unrealized gain (loss)	(0.40)	0.53	(0.10)	0.05	(0.20)
Total from investment operations	(0.29)	0.69	0.16	0.32	0.01
Distributions to shareholders from net investment income	(0.09)	(0.21)	(0.25)	(0.24)	(0.19)
Distributions to shareholders from net realized gains	(0.01)	—(b)	—	—	—
Distributions to shareholders from return of capital	(0.04)	(0.01)	(0.04)	(0.03)	(0.03)
Total distributions	(0.14)	(0.22)	(0.29)	(0.27)	(0.22)
Net asset value, end of year	$9.73	$10.16	$9.69	$9.82	$9.77
Total return(c)	(2.92)%	7.00%	1.66%	3.36%	0.13%
Net assets, end of year (in 000s)	$56,824	$7,944	$1,085	$1,252	$10
Ratio of net expenses to average net assets	0.40%	0.41%	0.44%	0.45%	0.45%
Ratio of total expenses to average net assets	0.44%	0.46%	0.51%	0.67%	0.55%
Ratio of net investment income to average net assets	1.07%	1.57%	2.56%	2.77%	2.12%
Portfolio turnover rate(d)	240%	253%	192%	99%	106%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
124

Appendix B

	Goldman Sachs Short Duration Bond Fund
	Class R Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$10.16	$9.70	$9.82	$9.77	$9.98
Net investment income(a)	0.04	0.11	0.19	0.20	0.16
Net realized and unrealized gain (loss)	(0.38)	0.51	(0.08)	0.06	(0.20)
Total from investment operations	(0.34)	0.62	0.11	0.26	(0.04)
Distributions to shareholders from net investment income	(0.05)	(0.15)	(0.20)	(0.19)	(0.15)
Distributions to shareholders from net realized gains	(0.01)	—(b)	—	—	—
Distributions to shareholders from return of capital	(0.02)	(0.01)	(0.03)	(0.02)	(0.02)
Total distributions	(0.08)	(0.16)	(0.23)	(0.21)	(0.17)
Net asset value, end of year	$9.74	$10.16	$9.70	$9.82	$9.77
Total return(c)	(3.38)%	6.37%	1.06%	2.76%	(0.43)%
Net assets, end of year (in 000s)	$161	$184	$138	$122	$95
Ratio of net expenses to average net assets	0.97%	0.99%	1.04%	1.04%	1.04%
Ratio of total expenses to average net assets	1.03%	1.05%	1.11%	1.18%	1.12%
Ratio of net investment income to average net assets	0.38%	1.03%	1.94%	2.08%	1.57%
Portfolio turnover rate(d)	240%	253%	192%	99%	106%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Amount is less than $0.005 per share.
(c)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(d)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
125

Appendix C
Additional Information About Sales Charge Variations,
Waivers and Discounts
The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from the Fund or through an Intermediary. Intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the Prospectus and are disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the Prospectus. To the extent an Intermediary notifies the Investment Adviser or Distributor of its intention to impose sales charges or have sales charge waivers and/or discounts that differ from those described in the Prospectus, such information provided by that Intermediary will be disclosed in this Appendix.
In all instances, it is your responsibility to notify your Intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your Intermediary with questions regarding your eligibility for applicable sales charge variations, waivers and discounts or for additional information regarding your Intermediary’s policies for implementing particular sales charge variations, waivers and discounts. For waivers and discounts not available through a particular Intermediary, shareholders will have to purchase shares directly from the Fund or through another Intermediary to receive these waivers or discounts.
In addition to different sales charge variations, waivers and discounts, Intermediaries may have different share class exchange privileges that vary from those described in the Prospectus. You should contact your Intermediary to understand the exchange privileges available to you.
The information provided below for a particular Intermediary is reproduced based on information provided by that Intermediary. An Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Funds, the Investment Adviser or the Distributor.
MERRILL LYNCH
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch
◼
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
◼
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
◼
Shares purchased through a Merrill Lynch affiliated investment advisory program
◼
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
◼
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
◼
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
◼
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
◼
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus
◼
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on Class A and Class C Shares Available at Merrill Lynch
◼
Death or disability of the shareholder
126

Appendix C
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
◼
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
◼
Shares acquired through a right of reinstatement
◼
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
◼
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-End Load Discounts Available at Merrill Lynch: Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in this prospectus
◼
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
AMERIPRISE FINANCIAL
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
Front-End Sales Charge Waivers on Class A Shares Available at Ameriprise Financial
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
◼
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
◼
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
◼
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
MORGAN STANLEY WEALTH MANAGEMENT
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
◼
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
127

◼
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
◼
Shares purchased through a Morgan Stanley self-directed brokerage account
◼
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares Available at Raymond James
◼
Shares purchased in an investment advisory program.
◼
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
◼
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
◼
A Shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A and Class C Shares Available at Raymond James
◼
Death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
◼
Return of excess contributions from an IRA Account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.
◼
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
◼
Shares acquired through a Right of Reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in this Prospectus.
◼
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
◼
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
JANNEY MONTGOMERY SCOTT LLC
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund Prospectus or SAI.
Front-End Sales Charge* Waivers on Class A Shares Available at Janney
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
◼
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
128

Appendix C
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
◼
Shares acquired through a right of reinstatement.
◼
Class C Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares Available at Janney
◼
Shares sold upon the death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund Prospectus.
◼
Shares purchased in connection with a return of excess contributions from an IRA account.
◼
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70˝ as described in the Fund Prospectus.
◼
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
◼
Shares acquired through a right of reinstatement.
◼
Shares exchanged into the same share class of a different fund.
Front-End Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in the Fund Prospectus.
◼
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
◼
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*
Also referred to as an “initial sales charge.”
EDWARD D. JONES & CO., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Goldman Sachs Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
◼
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
◼
The applicable sales charge on a purchase of Class A Shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Goldman Sachs Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
129

◼
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
◼
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
◼
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
◼
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
◼
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
◼
Shares purchased in an Edward Jones fee-based program.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
◼
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
◼
Shares exchanged into Class A Shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
◼
Exchanges from Class C Shares to Class A Shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
◼
The death or disability of the shareholder.
◼
Systematic withdrawals with up to 10% per year of the account value.
◼
Return of excess contributions from an Individual Retirement Account (IRA).
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
◼
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
◼
Shares exchanged in an Edward Jones fee-based program.
◼
Shares acquired through NAV reinstatement.
◼
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
◼
Initial purchase minimum: $250
◼
Subsequent purchase minimum: none
Minimum Balances
◼
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
◼
A fee-based account held on an Edward Jones platform
130

Appendix C
◼
A 529 account held on an Edward Jones platform
◼
An account with an active systematic investment plan or letter of intent (LOI)
Exchanging Share Classes
◼
At any time it deems necessary, Edward Jones has the authority to change a share class to Class A shares of the same fund at NAV.
OPPENHEIMER & CO. INC.
Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
◼
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
◼
Shares purchased by or through a 529 Plan
◼
Shares purchased through a OPCO affiliated investment advisory program
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
◼
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
◼
Employees and registered representatives of OPCO or its affiliates and their family members
◼
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
◼
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
◼
Shares acquired through a right of reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
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Breakpoints as described in this prospectus.
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Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
ROBERT W. BAIRD & CO. (“BAIRD”)
Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI
Front-End Sales Charge Waivers on Class A Shares Available at Baird
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Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
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Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
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Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
131

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A shareholder in the Funds Class C shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
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Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and C Shares Available at Baird
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Shares sold due to death or disability of the shareholder
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Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
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Shares bought due to returns of excess contributions from an IRA Account
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Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus
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Shares sold to pay Baird fees but only if the transaction is initiated by Baird
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Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
◼
Breakpoints as described in this prospectus
◼
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time
132

Short Duration and Government Fixed Income Funds Prospectus

FOR MORE INFORMATION
Annual/Semi-Annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.
Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).
The Fund’s annual and semi-annual reports and SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.gsamfunds.com/mutualfunds.
From time to time, certain announcements and other information regarding the Fund may be found at
http://www.gsamfunds.com/announcements-ind for individual investors or http://www.gsamfunds.com/announcements for advisers.
To obtain other information and for shareholder inquiries:
	Institutional, Administration, Service & Class R6	Class A, C, Investor & R
◼ By telephone:	1-800-621-2550	1-800-526-7384
◼ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606	Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121
◼ On the Internet:	SEC EDGAR database – http://www.sec.gov
Other information about the Fund is available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Fund's investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman Sachs & Co. LLC
SDFIPRO-22

Prospectus
July 29, 2022

GOLDMAN SACHS SHORT DURATION AND GOVERNMENT FIXED INCOME FUNDS

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES
INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

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Goldman Sachs Enhanced Income Fund
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Class P Shares: GAEPX
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Goldman Sachs Government Income Fund
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Class P Shares: GGTPX
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Goldman Sachs Inflation Protected Securities Fund
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Class P Shares: GGJPX
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Goldman Sachs Short Duration Government Fund
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Class P Shares: GMDPX
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Goldman Sachs Short Duration Bond Fund
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Class P Shares: GMCPX

Goldman Sachs Enhanced Income Fund—Summary
Investment Objective
The Goldman Sachs Enhanced Income Fund (the “Fund”) seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.25%
Other Expenses	0.09%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	0.35%
1
The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Expense Limitation" do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitations arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$36	$113	$197	$443

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 17% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, primarily in a portfolio of U.S. or foreign fixed income securities, including securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”), corporate notes, privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage-Backed Securities” and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed Securities”), commercial paper, fixed and floating rate asset- backed securities (including collateralized loan obligations), high yield non-investment grade fixed income securities (i.e., securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable credit quality), sovereign and corporate debt securities, and other U.S. dollar denominated debt instruments of emerging market countries.
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The Fund may also invest in fixed income securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) (“Municipal Securities”). The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
Except for asset-backed securities, Mortgage-Backed Securities and U.S. Treasury securities deliverable in futures transactions, the Fund will not invest in securities with remaining maturities of more than 5 years as determined in accordance with the SAI. With respect to asset-backed securities and Mortgage-Backed Securities, the Fund will not invest in asset-backed securities with a weighted average life of more than 5 years. In pursuing the Fund’s investment objective, the Investment Adviser will seek to enhance the Fund’s return by identifying those fixed income securities that are within the maturity limitations discussed above and that the Investment Adviser believes offer advantageous yields relative to other similar securities.
The Fund may not invest, in the aggregate, more than 10% of its total assets measured at the time of purchase (“Total Assets”) in (i) U.S. dollar denominated emerging market countries debt and (ii) non-investment grade fixed income securities.
The Fund may engage in forward foreign currency transactions in G4 currencies (U.S. Dollar, Euro, GBP and JPY) for both hedging and non-hedging purposes. The Fund may invest in obligations of domestic and foreign issuers that are denominated in currencies other than the U.S. dollar (and may also be denominated in a currency other than that associated with the issuer’s domicile).
The Fund also intends to invest in other derivative instruments, including (but not limited to) interest rate futures contracts, options (including options on futures contracts, swaps, bonds and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps) and other forward contracts. The Fund may use derivatives, instead of buying and selling debt directly, to manage duration, to gain exposure to certain securities or indexes, or to take short positions with respect to individual securities or indexes. The Fund may invest in derivatives that are not denominated in U.S. dollars.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund’s target duration range under normal interest rate conditions is expected to be approximately 1 year plus or minus 1 year, and over the past five years ended June 30, 2022, the duration of the ICE BofAML One-Year U.S. Treasury Note Index has ranged between 0.58 to 1.00 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s benchmark index is the ICE BofAML One-Year U.S. Treasury Note Index.
Fixed Income Investment Philosophy:
Our process:
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Combines diversified sources of return by employing multiple strategies
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Takes a global perspective to seek relative value opportunities
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Considers a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
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Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views
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Emphasizes a risk-aware approach as we view risk management as both an offensive and defensive tool
No one factor or consideration is determinative in the fundamental investment process.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Asset-Backed Securities Risk. Asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Asset-backed securities are subject to risks similar to those associated with mortgage-backed securities (e.g., failures of
2

private insurers to meet their obligations and unexpectedly high rates of default on the assets backing the securities, particularly during periods of rising interest rates), as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Call/Prepayment Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances,  the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Collateralized Loan Obligations Risk.  The Fund may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into uncleared OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities or instruments may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising.
Derivatives Risk. The Fund's use of options, futures, swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Extension Risk.  An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.
Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the London Interbank Offered Rate (“LIBOR”) or Secured Overnight Financing Rate (“SOFR”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
LIBOR is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations. At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023.
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The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.
SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Municipal Securities Risk.  Municipal Securities are subject to call/prepayment risk, credit/default risk,extension risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing,
4

transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on Municipal Securities is generally not subject to federal tax, any interest earned on taxable Municipal Securities is fully taxable at the federal level and may be subject to tax at the state level.
Non-Investment Grade Fixed Income Securities Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities  issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of the ICE BofAML One-Year U.S. Treasury Note Index. In addition, as of October 20, 2021, the Fund’s benchmark index was changed from the Goldman Sachs Enhanced Income Fund Composite Index, a custom benchmark comprised of the ICE BofAML Six-Month U.S. Treasury Bill Index (50%) and the ICE BofAML One-Year U.S. Treasury Note Index (50%), to the ICE BofAML One-Year U.S. Treasury Note Index. The Adviser believes that the ICE BofAML One-Year U.S. Treasury Note Index is a more appropriate benchmark against which to measure the Fund’s past performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/fundresources/monthly-highlights/retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS P)

	Returns	Quarter ended
Year-to-Date Return	-2.26%	June 30, 2022

5

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	3.84%	June 30, 2020
Worst Quarter Return	-2.43%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Class P Shares			4/20/2018
Returns Before Taxes	0.20%	1.97%
Returns After Taxes on Distributions	-0.09%	1.26%
Returns After Taxes on Distributions and Sale of Fund Shares	0.12%	1.20%
ICE BofAML One-Year U.S. Treasury Note Index (reflects no deduction for fees or expenses)	-0.07%	1.69%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Dave Fishman, Managing Director, Head of Global Liquidity Management, has managed the Fund since 2008; and John Olivo, Managing Director, Global Head of Short Duration, has managed the Fund since 2016.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
For important tax information, please see “Tax Information” on page 27 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 27 of the Prospectus.
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Goldman Sachs Government Income Fund—Summary
Investment Objective
The Goldman Sachs Government Income Fund (the “Fund”) seeks a high level of current income, consistent with safety of principal.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.53%
Other Expenses[1]	0.22%
Acquired Fund Fees and Expenses[2]	0.02%
Total Annual Fund Operating Expenses	0.77%
Fee Waiver and Expense Limitation[3]	(0.28%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.49%
1
The “Other Expenses” for Class P Shares have been restated to reflect expenses expected to be incurred during the current fiscal year.
2
The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Expense Limitation" do not correlate to the ratios of the net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
3
The Investment Adviser has agreed to (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.46% as an annual percentage of the Fund's average daily net assets; (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets; and (iii) waive a portion of its management fee payable by the Fund in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests. These arrangements will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitations arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$50	$218	$400	$928

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 578% of the average value of its portfolio.
7

Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”) and in repurchase agreements collateralized by such securities. The remainder of the Fund’s Net Assets may be invested in non-government securities such as privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage-Backed Securities” and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed Securities”), asset-backed securities and corporate securities. The Fund also intends to invest in derivatives, including (but not limited to) futures, swaps, options on swaps and other derivative instruments, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund’s investments in non-U.S. Government Securities must be rated AAA or Aaa by a nationally recognized statistical rating organization (“NRSRO”) at the time of purchase, or, if unrated, must be determined by the Investment Adviser to be of comparable credit quality. The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Government/Mortgage Index, plus or minus one year, and over the past five years ended June 30, 2022, the duration of this index has ranged between 4.77 and 6.13 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s benchmark index is the Bloomberg U.S. Government/Mortgage Index.
Fixed Income Investment Philosophy:
Our process:
◼
Combines diversified sources of return by employing multiple strategies
◼
Takes a global perspective to seek relative value opportunities
◼
Considers a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
◼
Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views
◼
Emphasizes a risk-aware approach as we view risk management as both an offensive and defensive tool
No one factor or consideration is determinative in the fundamental investment process.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Call/Prepayment Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances,  the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities or instruments may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising.
Derivatives Risk. The Fund's use of futures, swaps, options on swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the
8

underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mortgage-Backed and/or Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Fund and its shareholders, and also may result in short-term capital gains taxable to shareholders.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities  issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential
9

liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a broad-based securities market index.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS P)

	Returns	Quarter ended
Year-to-Date Return	-9.11%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	4.94%	March 31, 2020
Worst Quarter Return	-3.04%	March 31, 2021

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Class P Shares			4/20/2018
Returns Before Taxes	-2.23%	3.48%
Returns After Taxes on Distributions	-3.26%	2.55%
Returns After Taxes on Distributions and Sale of Fund Shares	-1.32%	2.27%
Bloomberg U.S. Government/Mortgage Index (reflects no deduction for fees or expenses)	-1.77%	3.78%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Peter Stone, Managing Director, has managed the Fund since 2020; Jon Calluzzo, Vice President, has managed the Fund since 2022; and Raghavan Gopalsamy, Vice President, has managed the Fund since 2022.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
10

Tax Information
For important tax information, please see “Tax Information” on page 27 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 27 of the Prospectus.
11

Goldman Sachs Inflation Protected Securities Fund—Summary
Investment Objective
The Goldman Sachs Inflation Protected Securities Fund (the “Fund”) seeks real return consistent with preservation of capital.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.26%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.37%
Fee Waiver and Expense Limitation[1]	(0.04%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.33%
1
The Investment Adviser has agreed to: (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.044% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same  (except that the Example incorporates any applicable fee waiver and/or expense limitations arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$34	$115	$204	$464

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 62% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in inflation protected securities (“IPS”) of varying maturities issued by the U.S. Treasury (“TIPS”) and other U.S. and non-U.S. Government agencies and corporations (“CIPS”). IPS are designed to provide inflation protection to investors. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (the “CPIU”) as the measurement of inflation, while other issuers of IPS may use other indices as the measure of inflation. IPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the CPIU. A
12

fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation protected bonds typically have lower yields than conventional fixed-rate bonds.
The remainder of the Fund’s Net Assets (up to 20%) may be invested in other fixed income securities, including securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), asset-backed securities, mortgage-backed securities, corporate securities, non-investment grade fixed income securities and securities issued by foreign corporate and governmental issuers.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund also intends to invest in derivatives, including (but not limited to) futures and inflation-linked swaps, primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration, and/or gain exposure to certain fixed income securities.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index, plus or minus 2 years, and over the past five years ended June 30, 2022, the duration of this index has ranged between 6.97 and 8.02 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s benchmark index is the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index.
Fixed Income Investment Philosophy:
Our process:
◼
Combines diversified sources of return by employing multiple strategies
◼
Takes a global perspective to seek relative value opportunities
◼
Considers a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
◼
Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views
◼
Emphasizes a risk-aware approach as we view risk management as both an offensive and defensive tool
No one factor or consideration is determinative in the fundamental investment process.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
CPIU Measurement Risk. The CPIU is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPIU will accurately measure the real rate of inflation in the prices of goods and services, which may affect the valuation of the Fund.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Deflation Risk. The Fund will be subject to the risk that prices throughout the economy may decline over time, resulting in “deflation.” If this occurs, the principal and income of IPS held by the Fund would likely decline in price, which could result in losses for the Fund.
Derivatives Risk. The Fund's use of futures and inflation-linked swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
13

Inflation Protected Securities Risk. The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. The market for IPS may be less developed or liquid, and more volatile, than certain other securities markets.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Tax Consequences Risk. The Fund will be subject to the risk that adjustments for inflation to the principal amount of an inflation indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities  issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a broad-based securities market index.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
14

CALENDAR YEAR (CLASS P)

	Returns	Quarter ended
Year-to-Date Return	-8.77%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	4.16%	June 30, 2020
Worst Quarter Return	-1.55%	March 31, 2021

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Class P Shares			4/18/2018
Returns Before Taxes	5.49%	6.31%
Returns After Taxes on Distributions	3.26%	5.06%
Returns After Taxes on Distributions and Sale of Fund Shares	3.22%	4.32%
Bloomberg U.S. TIPS Index (reflects no deduction for fees or expenses)	5.96%	6.75%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers:  Peter Stone, Managing Director, has managed the Fund since 2020; Jon Calluzzo, Vice President, has managed the Fund since 2022; and Raghavan Gopalsamy, Vice President, has managed the Fund since 2022.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
For important tax information, please see “Tax Information” on page 27 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 27 of the Prospectus.
15

Goldman Sachs Short Duration Government Fund—Summary
Investment Objective
The Goldman Sachs Short Duration Government Fund (the “Fund”) seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.44%
Other Expenses	0.10%
Total Annual Fund Operating Expenses	0.54%
Fee Waiver and Expense Limitation[1]	(0.07%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.47%
1
The Investment Adviser has agreed to: (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.004% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitations arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$48	$166	$295	$670

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 466% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”) and in repurchase agreements collateralized by such securities. Substantially all of the Fund’s Net Assets will be invested in U.S. Government Securities and instruments based on U.S.
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Government Securities. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, options and interest rate swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the ICE BofAML Two-Year U.S. Treasury Note Index, plus or minus 1 year, and over the past five years ended June 30, 2022, the duration of this index has ranged between 1.73 and 2.00 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s benchmark index is the ICE BofAML Two-Year U.S. Treasury Note Index.
Fixed Income Investment Philosophy:
Our process:
◼
Combines diversified sources of return by employing multiple strategies
◼
Takes a global perspective to seek relative value opportunities
◼
Considers a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
◼
Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views
◼
Emphasizes a risk-aware approach as we view risk management as both an offensive and defensive tool
No one factor or consideration is determinative in the fundamental investment process.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Call/Prepayment Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances,  the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Derivatives Risk. The Fund's use of options, futures, swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and
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liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mortgage-Backed and/or Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Fund and its shareholders, and also may result in short-term capital gains taxable to shareholders.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities  issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a broad-based securities market index.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
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CALENDAR YEAR (CLASS P)

	Returns	Quarter ended
Year-to-Date Return	-3.80%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	2.22%	March 31, 2020
Worst Quarter Return	-0.87%	December 31, 2021

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Class P Shares			4/20/2018
Returns Before Taxes	-1.40%	1.92%
Returns After Taxes on Distributions	-1.68%	1.20%
Returns After Taxes on Distributions and Sale of Fund Shares	-0.83%	1.17%
ICE BofAML Two-Year U.S.Treasury Note Index (reflects no deduction for fees or expenses)	-0.53%	2.10%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Dave Fishman, Managing Director, Head of Global Liquidity Management, has managed the Fund since 2008; and John Olivo, Managing Director, Global Head of Short Duration, has managed the Fund since 2016.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
For important tax information, please see “Tax Information” on page 27 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 27 of the Prospectus.
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Goldman Sachs Short Duration Bond Fund—Summary
Investment Objective
The Goldman Sachs Short Duration Bond Fund (the “Fund”) seeks total return consisting of income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	0.37%
Other Expenses[1]	0.07%
Acquired Fund Fees and Expenses[2]	0.02%
Total Annual Fund Operating Expenses	0.46%
Fee Waiver and Expense Limitation[3]	(0.05%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	0.41%
1
The “Other Expenses” for Class P Shares have been restated to reflect expenses expected to be incurred during the current fiscal year.
2
The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Expense Limitation” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
3
The Investment Adviser has agreed to: (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests; and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.014% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods, unless otherwise stated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitations arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$42	$143	$253	$574

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 240% of the average value of its portfolio.
Principal Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in U.S. or foreign fixed income securities. These fixed income securities include securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”),
20

including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”), corporate debt securities, privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage-Backed Securities” and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed Securities”), asset-backed securities (including collateralized loan obligations), high yield non-investment grade fixed income securities (i.e., securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable credit quality), high yield floating rate loans (“Bank Loans”) and sovereign and corporate debt securities, and other instruments of issuers in emerging market countries (“emerging countries debt”). The Fund may also invest in fixed income securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia) (“Municipal Securities”) and may purchase securities of issuers in default. The Fund may seek to obtain exposure to these investments through investments in affiliated or unaffiliated investment companies including exchange-traded funds (“ETFs”), the Goldman Sachs High Yield Fund, Goldman Sachs Emerging Markets Debt Fund and Goldman Sachs Local Emerging Markets Debt Fund.
The Fund may not invest, in the aggregate, more than 20% of its total assets measured at the time of purchase (“Total Assets”) in (i) emerging countries debt and (ii) non-investment grade fixed income securities.
The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund may invest in obligations of domestic and foreign issuers that are denominated in currencies other than the U.S. dollar (and may also be denominated in a currency other than that associated with the issuer’s domicile).
The Fund also intends to invest in other derivative instruments, including (but not limited to) interest rate futures contracts, options (including options on futures contracts, swaps, bonds and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps) and other forward contracts. The Fund may use derivatives, instead of buying and selling debt directly, to manage duration, to gain exposure to certain securities or indexes, or to take short positions with respect to individual securities or indexes. The Fund may invest in derivatives that are not denominated in U.S. dollars.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
Except as described above, the Fund invests in fixed income securities rated at least BBB- or Baa3 at the time of purchase. The Fund will deem a security to have the highest credit rating assigned to it from an NRSRO at the time of purchase, if more than one NRSRO rates the security. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of comparable credit quality.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Goldman Sachs Short Duration Bond Fund Composite Index plus or minus two years, and during the past five years ended June 30, 2022, the duration of this index ranged between 1.80 and 2.80 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%.
Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s benchmark index is the Goldman Sachs Short Duration Bond Fund Composite Index, which is comprised of the Bloomberg U.S. 1-3 Year Corporate Bond Index (50%) and the Bloomberg U.S. 1-3 Year Government Bond Index (50%).
Fixed Income Investment Philosophy:
Our process:
◼
Combines diversified sources of return by employing multiple strategies
◼
Takes a global perspective to seek relative value opportunities
◼
Considers a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
◼
Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views
◼
Emphasizes a risk-aware approach as we view risk management as both an offensive and defensive tool
No one factor or consideration is determinative in the fundamental investment process.
21

Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. Investments in the Fund involve substantial risks which prospective investors should consider carefully before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Call/Prepayment Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a Mortgage-Backed Security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances,  the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Collateralized Loan Obligations Risk.  The Fund may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over-the-counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into uncleared OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of options, futures, forwards, swaps, options on swaps and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Extension Risk.  An issuer could exercise its right to pay principal on an obligation held by the Fund  (such as a Mortgage-Backed Security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.
Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the London Interbank Offered Rate (“LIBOR”) or Secured Overnight Financing Rate (“SOFR”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
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LIBOR is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations. At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023.
The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.
SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.
Foreign and Emerging Countries Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in, or otherwise economically tied to, emerging countries.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Loan-Related Investments Risk. In addition to the risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
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Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second lien loans generally have greater price volatility than senior loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Mortgage-Backed and Other Asset-Backed Securities Risk. Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks, including “extension risk” (i.e., in periods of rising interest rates, issuers may pay principal later than expected) and “prepayment risk” (i.e., in periods of declining interest rates, issuers may pay principal more quickly than expected, causing the Fund to reinvest proceeds at lower prevailing interest rates). Due to these risks, asset-backed securities may become more volatile in certain interest rate environments. Mortgage-Backed Securities offered by non-governmental issuers are subject to other risks as well, including failures of private insurers to meet their obligations and unexpectedly high rates of default on the mortgages backing the securities, particularly during periods of rising interest rates. Other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as risks associated with the nature and servicing of the assets backing the securities. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
Municipal Securities Risk.  Municipal Securities are subject to call/prepayment risk, credit/default risk,extension risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on Municipal Securities is generally not subject to federal tax, any interest earned on taxable Municipal Securities is fully taxable at the federal level and may be subject to tax at the state level.
Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Reverse Repurchase Agreements Risk. Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. Reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities  issued by those agencies, instrumentalities and government sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future.
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Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of certain broad-based securities market indices and to the Goldman Sachs Short Duration Bond Fund Composite Index, a custom benchmark comprised of the Bloomberg U.S. 1-3 Year Corporate Bond Index (50%) and the Bloomberg U.S. 1-3 Year Government Bond Index (50%) (“Composite Index”). The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS P)

	Returns	Quarter ended
Year-to-Date Return	-5.78%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	5.50%	June 30, 2020
Worst Quarter Return	-2.26%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Class P Shares			4/20/2018
Returns Before Taxes	-0.78%	3.40%
Returns After Taxes on Distributions	-1.32%	2.51%
Returns After Taxes on Distributions and Sale of Fund Shares	-0.45%	2.22%
Bloomberg U.S. 1-3 Year Corporate Bond Index (reflects no deduction for fees or expenses)	-0.07%	2.94%
Bloomberg U.S. 1-3 Year Government Bond Index (reflects no deduction for fees or expenses)	-0.60%	2.17%
Goldman Sachs Short Duration Bond Fund Composite Index	-0.36%	2.55%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Dave Fishman, Managing Director, Head of Global Liquidity Management, has managed the Fund since 2008; and John Olivo, Managing Director, Global Head of Short Duration, has managed the Fund since 2016.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
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Tax Information
For important tax information, please see “Tax Information” on page 27 of the Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
For important information about financial intermediary compensation, please see “Payments to Broker-Dealers and Other Financial Intermediaries” on page 27 of the Prospectus.
26

Short Duration and Government Fixed Income Funds –
Additional Summary Information

Tax Information
The Funds' distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase a Fund through an intermediary that is authorized to offer Class P Shares, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.
27

Investment Management Approach

INVESTMENT OBJECTIVES
The Enhanced Income Fund seeks to generate return in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. The Government Income Fund seeks a high level of current income, consistent with safety of principal. The Inflation Protected Securities Fund seeks real return consistent with preservation of capital. Real return is the return on an investment adjusted for inflation. The Short Duration Government Fund seeks a high level of current income and secondarily, in seeking current income, may also consider the potential for capital appreciation. The Short Duration Bond Fund seeks total return consisting of income and capital appreciation. Each Fund’s investment objective may be changed without shareholder approval upon 60 days’ notice.
PRINCIPAL INVESTMENT STRATEGIES
Enhanced Income Fund
The Fund invests, under normal circumstances, primarily in a portfolio of U.S. or foreign fixed income securities, including U.S. Government Securities, Mortgage-Backed Securities, commercial paper, fixed and floating rate asset-backed securities (including collateralized loan obligations), high yield non‑investment grade fixed income securities (i.e., securities rated BB+, Ba1 or below by a NRSRO or, if unrated, determined by the Investment Adviser to be of comparable credit quality), sovereign and corporate debt securities, and other U.S. dollar denominated debt instruments of emerging market countries. The Fund may also invest in Municipal Securities. The Fund may also invest in custodial receipts and convertible securities. The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
Except for asset-backed securities, Mortgage-Backed Securities and U.S. Treasury securities deliverable in futures transactions, the Fund will not invest in securities with remaining maturities of more than 5 years as determined in accordance with the SAI. With respect to asset-backed securities and Mortgage-Backed Securities, the Fund will not invest in asset-backed securities with a weighted average life of more than 5 years. In pursuing the Fund’s investment objective, the Investment Adviser will seek to enhance the Fund’s return by identifying those fixed income securities that are within the maturity limitations discussed above and that the Investment Adviser believes offer advantageous yields relative to other similar securities.
The Fund may not invest, in the aggregate, more than 10% of its Total Assets in (i) U.S. dollar denominated emerging market countries debt and (ii) non-investment grade fixed income securities.
The Fund may engage in forward foreign currency transactions in G4 currencies (U.S. Dollar, Euro, GBP and JPY) for both hedging and non-hedging purposes. The Fund may invest in obligations of domestic and foreign issuers that are denominated in currencies other than the U.S. dollar (and may also be denominated in a currency other than that associated with the issuer’s domicile).
The Fund also intends to invest in other derivative instruments, including (but not limited to) interest rate futures contracts, options (including options on futures contracts, swaps, bonds and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps) and other forward contracts. The Fund may use derivatives, instead of buying and selling debt directly, to manage duration, to gain exposure to certain securities or indexes, or to take short positions with respect to individual securities or indexes. The Fund may invest in derivatives that are not denominated in U.S. dollars.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing TBA agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund’s target duration range under normal interest rate conditions is expected to be approximately 1 year plus or minus 1 year, and over the past five years ended June 30, 2022, the duration of the ICE BofAML One-Year U.S. Treasury Note Index has ranged between 0.58 to 1.00 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Fund’s benchmark index is the ICE BofAML One-Year U.S. Treasury Note Index.
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Investment Management Approach
Government Income Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. Government Securities, including Agency Mortgage-Backed Securities, and in repurchase agreements collateralized by such securities. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. The remainder of the Fund’s Net Assets (up to 20%) may be invested in non-government securities, such as Private Mortgage-Backed Securities, asset-backed securities and corporate securities. The Fund also intends to invest in derivatives, including (but not limited to) futures, swaps, options on swaps and other derivative instruments, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing TBA agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. In TBA agreements for Agency Mortgage-Backed Securities, the buyer and seller agree upon general trade parameters such as the issuer, maturity, coupon, face value, price and settlement date. The actual pools of mortgages to be delivered typically are announced two days prior to the settlement date; however, in most instances, the Fund will not take delivery of the pools of mortgages, but will instead participate in rolling TBA agreements, in which it exchanges a near settlement TBA agreement for a TBA agreement with a later settlement date. Reverse repurchase agreements involve the sale of securities held by the Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions enable the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade. The Fund may enter into reverse repurchase agreements when the Investment Adviser expects that the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund’s investments in non-U.S. Government Securities must be rated AAA or Aaa by an NRSRO at the time of purchase, or, if unrated, must be determined by the Investment Adviser to be of comparable credit quality. The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Government/Mortgage Index, plus or minus one year, and over the past five years ended June 30, 2022, the duration of this index has ranged between 4.77 and 6.13 years.The Fund’s benchmark is the Bloomberg U.S. Government/Mortgage Index.
Inflation Protected Securities Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in inflation protected securities (“IPS”) of varying maturities issued by the U.S. Treasury (“TIPS”) and other U.S. and non-U.S. Government agencies and corporations (“CIPS”). This is a fundamental policy and may be changed only with shareholder approval. IPS are designed to provide inflation protection to investors. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (the “CPIU”) as the measurement of inflation, while other issuers of IPS may use other indices as the measure of inflation. IPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the CPIU. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation protected bonds typically have lower yields than conventional fixed-rate bonds.
The remainder of the Fund’s Net Assets (up to 20%) may be invested in other fixed income securities, including U.S. Government Securities, asset-backed securities, mortgage-backed securities, corporate securities, non-investment grade fixed income securities and securities issued by foreign corporate and governmental issuers.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund also intends to invest in derivatives, including (but not limited to) futures and inflation-linked swaps, primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration, and/or gain exposure to certain fixed income securities. The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index, plus or minus 2 years, and over the past five years ended June 30, 2022, the duration of this index has ranged between 6.97 and 8.02 years.The Fund’s benchmark is the Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index.
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Short Duration Government Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. Government Securities, including Agency Mortgage-Backed Securities, and in repurchase agreements collateralized by such securities. Shareholders will be provided with sixty days notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. Substantially all of the Fund’s Net Assets will be invested in U.S. Government Securities and instruments based on U.S. Government Securities. The Fund also intends to invest in derivatives, including (but not limited to) interest rate futures, options and interest rate swaps, which are used primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration and/or gain exposure to certain fixed income securities. 100% of the Fund’s portfolio will be invested in U.S. dollar-denominated securities.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing TBA agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. In TBA agreements for Agency Mortgage-Backed Securities, the buyer and seller agree upon general trade parameters such as the issuer, maturity, coupon, face value, price and settlement date. The actual pools of mortgages to be delivered typically are announced two days prior to the settlement date; however, in most instances, the Fund will not take delivery of the pools of mortgages, but will instead participate in rolling TBA agreements, in which it exchanges a near settlement TBA agreement for a TBA agreement with a later settlement date. Reverse repurchase agreements involve the sale of securities held by the Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions enable the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade. The Fund may enter into reverse repurchase agreements when the Investment Adviser expects that the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the ICE BofAML Two-Year U.S. Treasury Note Index, plus or minus 1 year, and over the past five years ended June 30, 2022, the duration of this index has ranged between 1.73 and 2.00 years.
The Fund’s benchmark is the ICE BofAML Two-Year U.S. Treasury Note Index.
Short Duration Bond Fund
The Fund invests, under normal circumstances, at least 80% of its Net Assets in U.S. or foreign fixed income securities. These fixed income securities include U.S. Government Securities, including Agency Mortgage-Backed Securities, corporate debt securities, Private Mortgage-Backed Securities, asset-backed securities (including CLOs), high yield non-investment grade fixed income securities (i.e., securities rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality), bank loans and emerging countries debt. Shareholders will be provided with sixty days’ notice in the manner prescribed by the SEC before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. The Fund may also invest in custodial receipts, municipal securities, convertible securities and securities of issuers in default. The Fund may seek to obtain exposure to these investments through investments in affiliated or unaffiliated investment companies including ETFs, the Goldman Sachs High Yield Fund, Goldman Sachs Emerging Markets Debt Fund and Goldman Sachs Local Emerging Markets Debt Fund.
The Fund may not invest, in the aggregate, more than 20% of its Total Assets in (i) emerging countries debt and (ii) non-investment grade fixed income securities.
The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund may invest in obligations of domestic and foreign issuers that are denominated in currencies other than the U.S. dollar (and may also be denominated in a currency other than that associated with the issuer’s domicile).
In determining what constitutes “emerging countries debt,” instruments such as credit linked notes and other investments with similar economic exposures may be included. The Investment Adviser generally expects a country to be an “emerging market country” if the country is identified as an “emerging market country” in any of the Fund’s benchmark indices. Such countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities. Sovereign debt may also include nominal and real inflation-linked securities. In determining whether an issuer of corporate debt is in an emerging market country, the Investment Adviser will ordinarily do so by identifying the issuer’s “country of risk.” The issuer’s “country of risk” is determined based on a number of criteria, including its country of domicile, the primary stock exchange on which it trades, the location from which the
30

Investment Management Approach
majority of its revenue comes, and its reporting currency. Although the Investment Adviser will generally rely on an issuer’s “country of risk” as determined by Bloomberg, it is not required to do so, as long as the issuer is otherwise tied economically to an emerging market country. The Investment Adviser may (but is not required to) deem an issuer to be otherwise tied to an emerging market country if it derives at least 50% of its revenues and/or profits from goods produced, sales made or services provided in one or more emerging markets countries, measured at the time of purchase. The Investment Adviser currently expects that the emerging market countries to which the Fund could have emerging markets debt exposure include (but are not limited to): Argentina, Botswana, Brazil, Chile, China, Colombia, Costa Rica, Czech Republic, Dominican Republic, Egypt, Estonia, Ghana, Honduras, Hong Kong, Hungary, India, Indonesia, Kazakhstan, Kenya, Latvia, Lithuania, Malawi, Malaysia, Mauritius, Mexico, Nigeria, Panama, Peru, The Philippines, Poland, Romania, Russia, Serbia, Singapore, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Tanzania, Thailand, Turkey, Uganda, Ukraine, United Arab Emirates, Uruguay, Venezuela, Vietnam and Zambia as well as other emerging countries to the extent that foreign investors are permitted by applicable law to make such investments.
The Fund also intends to invest in other derivative instruments, including interest rate futures contracts, options (including options on futures contracts, swaps, bonds and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps) and other forward contracts. The Fund may use derivatives, instead of buying and selling debt directly, to manage duration, to gain exposure to certain securities or indexes, or to take short positions with respect to individual securities or indexes. The Fund may invest in derivatives that are not denominated in U.S. dollars.
The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing TBA agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. In TBA agreements for Agency Mortgage-Backed Securities, the buyer and seller agree upon general trade parameters such as the issuer, maturity, coupon, face value, price and settlement date. The actual pools of mortgages to be delivered typically are announced two days prior to the settlement date; however, in most instances, the Fund will not take delivery of the pools of mortgages, but will instead participate in rolling TBA agreements, in which it exchanges a near settlement TBA agreement for a TBA agreement with a later settlement date. Reverse repurchase agreements involve the sale of securities held by the Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions enable the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade. The Fund may enter into reverse repurchase agreements when the Investment Adviser expects that the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.
Except as described above, the Fund invests in fixed income securities rated at least BBB- or Baa3 at the time of purchase. The Fund will deem a security to have the highest credit rating assigned to it from an NRSRO at the time of purchase, if more than one NRSRO rates the security. Unrated securities may be purchased by the Fund if they are determined by the Investment Adviser to be of comparable credit quality.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Goldman Sachs Short Duration Bond Fund Composite Index plus or minus two years, and during the past five years ended June 30, 2022, the duration of this index ranged between 1.80 and 2.80 years.
The Fund’s benchmark index is the Goldman Sachs Short Duration Bond Fund Composite Index, which is comprised of the Bloomberg U.S. 1-3 Year Corporate Bond Index (50%) and the Bloomberg U.S. 1-3 Year Government Bond Index (50%).
The Bloomberg U.S. 1-3 Year Corporate Bond Index provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and three years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. The Bloomberg U.S. 1-3 Year U.S. Government Bond Index provides a broad based measure of securities issued by the U.S. government with final maturities ranging from one to three years. This includes public obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. government.
ALL FUNDS
“Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of a Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately
3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Funds may, from time to time, take temporary defensive positions that are inconsistent with each Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes (and to the extent that it is permitted to invest in the following), each Fund may invest up to 100% of its total assets in U.S. Government Securities,
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commercial paper rated at least A-2 by S&P Global Ratings (“S&P”), P-2 by Moody’s Investors Service, Inc. (“Moody’s”), or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, certain ETFs and other investment companies and cash items. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
References in the Prospectus to a Fund’s benchmark are for informational purposes only, and unless otherwise noted, are not an indication of how a particular Fund is managed.
Fixed Income Investment Philosophy:
Our process:
◼
Combines diversified sources of return by employing multiple strategies
◼
Takes a global perspective to seek relative value opportunities
◼
Considers a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors
◼
Employs focused specialist teams to seek to identify short-term mis-pricings and incorporate long-term views
◼
Emphasizes a risk-aware approach as we view risk management as both an offensive and defensive tool
The Fixed Income Portfolio Management Team implements this overall philosophy through an investment process that seeks to maximize risk adjusted total returns by utilizing a diverse set of investment strategies and revolves around four key elements:
1. Developing a long-term risk budget—Lead portfolio managers (the “Portfolio Team”) set the strategic direction of a Fund by establishing a “risk budget.” The “risk budget” for the Funds is the range the portfolio managers will allow the Funds to deviate from their respective benchmarks with respect to sector allocations, country allocations, securities selection and, to a lesser extent, duration. Following analysis of risk and return objectives, they allocate the overall risk budget to each component strategy to seek to optimize potential return.
2. Fundamental investment process—As part of its fundamental investment process, the Fixed Income Portfolio Management Team may integrate ESG factors alongside traditional fundamental factors to seek to: (i) determine whether a particular fixed income security and/or sector is suitable and attractively priced for investment and (ii) assess their potential impact on the credit quality and spreads of a particular fixed income security. Traditional fundamental factors that the Fixed Income Portfolio Management Team may consider include, but are not limited to, leverage, earnings, enterprise value, industry trends and macroeconomic factors. ESG factors that the Fixed Income Portfolio Management Team may consider include, but are not limited to, physical risk (e.g., wildfires, floods, droughts and rising sea levels), carbon intensity and emissions profiles, workplace health and safety, cyber risk, social unrest and equity, governance practices and stakeholder relations, employee relations, board structure and management incentives. The identification of a risk related to an ESG factor will not necessarily exclude a particular fixed income security and/or sector that, in the Fixed Income Portfolio Management Team’s view, is otherwise suitable and attractively priced for investment, and the Fixed Income Portfolio Management Team may invest in a security or sector without integrating ESG factors or considerations into its fundamental investment process. The relevance of specific traditional fundamental factors and ESG factors to the fundamental investment process varies across asset classes, sectors and strategies. The Fixed Income Portfolio Management Team may utilize data sources provided by third-party vendors and/or engage directly with issuers when assessing the above factors.
3. Generating investment views and strategies—Our Top-down and Bottom-up Strategy Teams (collectively, “Strategy Teams”) generate investment ideas within their areas of specialization. The Top-down Strategy Teams are responsible for Cross-Sector, Duration, Country, and Currency decisions. Concurrently, Bottom-up Strategy Teams, comprised of sector specialists, formulate sub-sector allocation and security selection decisions.
4. Constructing the portfolios—The Portfolio and Strategy Teams construct each Fund’s portfolio through a collaborative process in which the Portfolio Team oversees the overall portfolio while the Strategy Teams actively manage the securities and strategies within their areas of specialization. This process enables the Portfolio Team to build a portfolio consisting of the ideas of the individual Strategy Teams, consistent with a Fund’s overall risk and return objectives.
The Fixed Income Portfolio Management Team employs a fundamental investment process that considers a wide range of factors, and no one factor or consideration is determinative.
32

Investment Management Approach
With every fixed income portfolio, the Investment Adviser applies a team approach that emphasizes risk management and capitalizes on GSAM’s extensive research capabilities.
ADDITIONAL FEES AND EXPENSES INFORMATION
“Acquired Fund Fees and Expenses” reflect the expenses (including the management fees) borne by the Fund through its ownership of shares in other investment companies.
ADDITIONAL PERFORMANCE INFORMATION
The below is additional information that relates to the “Performance” section of each Fund’s Summary section.
Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of each applicable Fund’s Summary section are applicable only to the time period covered by the bar chart.
The definitions below apply to the after-tax returns shown in the “Performance” section of each applicable Fund’s Summary section.
Average Annual Total Returns Before Taxes.  These returns do not reflect taxes on distributions on a Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.
Average Annual Total Returns After Taxes on Distributions.  These returns assume that taxes are paid on distributions on a Fund’s Class P Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class P Shares at the end of the performance period.
Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares.  These returns reflect taxes paid on distributions on a Fund’s Class P Shares and taxes applicable when the shares are redeemed (sold).
Note on Tax Rates.  The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.
OTHER INVESTMENT PRACTICES AND SECURITIES
Although the Funds’ principal investment strategies are described in each Fund’s Summary—Principal Strategy section of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Funds in seeking to achieve their investment objectives. The tables also highlight the differences and similarities among the Funds in their use of these techniques and other investment practices and investment securities. Numbers in these tables show allowable usage only; for actual usage, consult the Funds’ annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A.
Each Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. In addition, the Funds publish on their website selected portfolio holdings information as of the end of each month subject to a fifteen day lag between the date of the information and the date on which the information is disclosed. In addition, a description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio holdings is available in the Funds’ SAI.
33

10  Percent of total assets (including securities lending collateral) (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted
	Enhanced Income Fund	Government Value Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Bond Fund
Investment Practices
Borrowings	33 1∕3	33 1∕3	33 1∕3	33 1∕3	33 1∕3
Credit, Interest Rate and Total Return Swaps (and Options on Swaps)	•	•	•	•	•
Cross Hedging of Currencies	•	—	•	—	•
Currency Swaps	•	—	•	—	•
Custodial Receipts and Trust Certificates	•	•	•	•	•
Foreign Currency Transactions	•	—	•	—	•
Futures Contracts and Options and Swaps on Futures Contracts	•	•	•	•	•
Illiquid Investments*	15	15	15	15	15
Interest Rate Floors, Caps and Collars	•	•	•	•	•
Investment Company Securities (including ETFs)**	10	10	10	10	10
Mortgage Dollar Rolls	•	•	•	•	•
Mortgage Swaps	•	•	•	•	•
Options***	•	•	•	•	•
Options on Foreign Currencies****	•	—	•	—	•
Repurchase Agreements	•	•	•	•	•
Reverse Repurchase Agreements	•	•	•	•	•
Short Sales Against the Box	•	•	•	•	•
When-Issued Securities and Forward Commitments	•	•	•	•	•
*
Illiquid investments are any investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
**
This percentage limitation does not apply to a Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the Investment Company Act or rules, regulations or exemptive relief thereunder.
***
The Funds may sell call and put options and purchase call and put options on securities and securities indices in which they may invest.
**** The Enhanced Income Fund, Inflation Protected Securities Fund and Short Duration Bond Fund may purchase and sell call and put options on foreign currencies.
34

Investment Management Approach

10 Percent of total assets (italic type)
10 Percent of net assets (including borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted
	Enhanced Income Fund	Government Income Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Bond Fund
Investment Securities
Asset-Backed Securities	•	•	•	•[1]	•
Bank Obligations	•	•	•	—	•
Collateralized Loan Obligations	•	—	•	—	•
Convertible Securities	•	—	—	—	•
Corporate Debt Obligations and Trust Preferred Securities	•	•	•	—	•
Emerging Country Securities	10[2]	—	•	—	20[3]
Floating and Variable Rate Obligations	•	•	•	•	•
Foreign Securities[4]	•	—	•	—	•
Inflation Protected Securities	•	•[5]	80+	•[5]	•
Loan Participations and Loan Assignments	—	—	—	—	•
Mortgage-Related Securities
Adjustable Rate Mortgage Loans	•	•	•	•	•
Collateralized Mortgage Obligations	•	•	•	•	•
Fixed Rate Mortgage Loans	•	•	•	•	•
Government Issued Mortgage-Backed Securities	•	•	•	•	•
Multiple Class Mortgage-Backed Securities	•	•	•	•	•
Privately Issued Mortgage-Backed Securities	•	•	•	—	•
Stripped Mortgage-Backed Securities	•	•	•	•	•
Non-Investment Grade Fixed Income Securities	10[2]	—	•	—	20[3]
Preferred Stock, Warrants and Rights	•	—	•	—	•
Structured Securities (which may include credit linked notes)[6]	•	•	•	•	•
Taxable Municipal Securities	•	•	•	—	•
Tax-Free Municipal Securities	•	•	•	—	•
Temporary Investments	•	•	•	•	•
U.S. Government Securities	•	80+	•	80+	•
1
The Short Duration Government Fund may only invest in asset-backed securities that are issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises.
2
The Enhanced Income Fund may not invest, in the aggregate, more than 10% of its Total Assets in (i) emerging countries debt and (ii) non-investment grade fixed income securities.
3
The Short Duration Bond Fund may not invest, in the aggregate, more than 20% of its Total Assets in (i) emerging countries debt and (ii) non-investment grade fixed income securities.
4
Includes issuers domiciled in one country and issuing securities denominated in the currency of another. Non-dollar securities are not permitted for the Enhanced Income Fund.
5
The Government Income and Short Duration Government Funds may invest only in inflation protected securities issued by U.S. Treasury.
6
Structured securities are not subject to the same minimum credit quality requirement as a Fund’s investments in fixed income securities.
35

Risks of the Funds
Loss of money is a risk of investing in the Fund (which, for the remainder of this Prospectus, refers to one or more of the Funds offered in this Prospectus). An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund, which may result in a loss of your investment. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
✓ Principal Risk • Additional Risk	Enhanced Income Fund	Government Income Fund	Inflation Protected Securities Fund	Short Duration Government Fund	Short Duration Bond Fund
Call/Prepayment	✓	✓	•	✓	✓
Collateralized Loan Obligations and Other Collateralized Debt Obligations	✓	•	•	•	✓
Counterparty	✓	•	•	•	✓
CPIU Measurement			✓
Credit/Default	✓	✓	✓	•	✓
Cybersecurity	•	•	•	•	•
Deflation			✓
Derivatives	✓	✓	✓	✓	✓
Emerging Countries	✓		•		✓
ESG Integration	•	•	•	•	•
Extension	✓	•	•	•	✓
Floating and Variable Rate Obligations	✓	•	•	•	✓
Foreign	✓		•		✓
Inflation Protected Securities	•	•	✓	•	•
Interest Rate	✓	✓	✓	✓	✓
Large Shareholder Transactions	✓	✓	✓	✓	✓
Leverage	•	•	•	•	•
Liquidity	•	•	•	•	•
Loan-Related Investments					✓
Management	•	•	•	•	•
Market	✓	✓	✓	✓	✓
Mortgage-Backed and/or Other Asset-Backed Securities	✓	✓	✓	✓	✓
Municipal Securities	✓		•		✓
NAV	•	•	•	•	•
Non-Hedging Foreign Currency Trading	•		•		•
Non-Investment Grade Fixed Income Securities	✓		•		✓
Other Investment Companies	✓	✓	✓	✓	✓
Portfolio Turnover Rate		✓		✓
Reverse Repurchase Agreements	✓	✓	•	✓	✓
Sovereign Default
Economic	•	•	•		•
Political	•	•	•		•
Repayment	•	•	•		•
Tax Consequences			✓
U.S. Government Securities	✓	✓	✓	✓	✓
◼
Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
◼
Collateralized Loan Obligations and Other Collateralized Debt Obligations Risk—The Funds may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated
36

Risks of the Funds
loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Tranches are categorized as senior, mezzanine and subordinated/ equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying collateral and may be rated investment grade. Despite the protection from the equity and mezzanine tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Typically, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid investments and may have limited independent pricing transparency. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CLOs may be characterized by the Fund as liquid investments.
The Fund may also invest in collateralized debt obligations (“CDOs”), which are structured similarly to CLOs, but are backed by pools of assets that are debt securities (rather than being limited only to loans), typically including bonds, other structured finance securities (including other asset-backed securities and other CDOs) and/or synthetic instruments. Like CLOs, the risks of an investment in a CDO depend largely on the type and quality of the collateral securities and the tranche of the CDO in which the Fund invests. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.
◼
Counterparty Risk—Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with certain OTC transactions. Therefore, in those instances in which the Fund enters into certain OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses. However, recent regulatory developments require margin on certain uncleared OTC transactions which may reduce, but not eliminate, this risk.
◼
CPIU Measurement Risk—The CPIU is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. There can be no assurance that the CPIU will accurately measure the real rate of inflation in the prices of goods and services, which may affect the valuation of the Inflation Protected Securities Fund.
◼
Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by a Fund (which, for certain Funds, may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant deterioration in NAV. These risks are heightened in market environments where interest rates are rising as well as in connection with a Fund’s investments in non-investment grade fixed income securities.
◼
Cybersecurity Risk—The Fund may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV; and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Cyber-attacks affecting the Fund or its Investment Adviser, custodian, Transfer Agent, or other third-party service providers may adversely impact the Fund and its shareholders.
37

◼
Deflation Risk—The Inflation Protected Securities Fund will be subject to the risk that prices throughout the economy may decline over time, resulting in “deflation”. If this occurs, the principal and income of inflation-protected fixed income securities held by the Fund would likely decline in price, which could result in losses for the Fund.
◼
Derivatives Risk—The Fund’s use  of options, futures, forwards, swaps, options on swaps, structured securities and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for both hedging and non-hedging purposes.
The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.
As an investment company registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A. As discussed in more detail in Appendix A and the SAI, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed therein.
◼
Emerging Countries Risk—The Enhanced Income Fund, Inflation Protected Securities Fund and Short Duration Bond Fund may invest in securities of issuers located in emerging countries. Investments in securities of issuers located in, or otherwise economically tied to, emerging countries are subject to the risks associated with investments in foreign securities. The securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, and have smaller market capitalizations. In addition, emerging markets and frontier countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging and frontier market countries, which could negatively affect the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of sanctions or exchange controls (including repatriation restrictions). The legal remedies for investors in emerging and frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. These risks are not normally associated with investments in more developed countries. For more information about these risks, see Appendix A.
◼
ESG Integration Risk—The Investment Adviser employs a fundamental investment process that may integrate ESG factors with traditional fundamental factors. The relevance and weightings of specific ESG factors to or within the fundamental investment process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When integrating ESG factors into the investment process, the Investment Adviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the Investment Adviser believes that the integration of material ESG factors into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the integration of ESG factors will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Investment Adviser’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
38

Risks of the Funds
◼
Extension Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.
◼
Floating and Variable Rate Obligations Risk—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR or SOFR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023. The unavailability  or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV.
SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.
◼
Foreign Risk—When the Enhanced Income Fund, Inflation Protected Securities Fund and Short Duration Bond Fund invest in foreign securities, they may be subject to risks of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or efficient trading markets, greater volatility and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriation and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. The Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding sanctions, repatriation restrictions, confiscation of assets and property, expropriation or nationalization. The Enhanced Income Fund, Inflation Protected Securities Fund and Short Duration Bond Fund will also be subject to the risk of negative foreign currency rate fluctuations which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries. For more information about these risks, see Appendix A.
◼
Inflation Protected Securities Risk—The value of IPS generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. Although the principal value of IPS declines in periods of deflation, holders at maturity receive no less than the par value of the
39

bond. However, if the Fund purchases IPS in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation.If inflation is lower than expected during the period the Fund holds an IPS, the Fund may earn less on the security than on a conventional bond. An increase in the value of IPS held by the Fund represents a taxable event in the year the increase occurs. Unexpected increases in the value of IPS could result in the Fund being required to liquidate assets, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.
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Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Although interest rates in the United States remain at relatively low levels, they are expected to increase in the future. Certain countries have experienced negative interest rates on certain fixed-income instruments. Changing interest rates may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.
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Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
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Leverage Risk—Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of the Fund's investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund's investment portfolio may be subject.
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Liquidity Risk—The Fund may invest in securities or instruments that trade in lower volumes, that are less liquid than other investments and/or that may become illiquid or less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to decreased liquidity.
Because the Fund may invest in non-investment grade fixed income securities and emerging country issuers, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events (including periods of rapid interest rate changes), or adverse investor perceptions, whether or not accurate.
40

Risks of the Funds
Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in the Prospectus or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. While the Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If the Fund is forced to sell investments at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund's NAV and dilute remaining investors’ interests.
Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund's shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund's liquidity risk and may impact the Fund's NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients and other shareholders, whose buy-sell decisions are controlled by a single decision-maker.
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Loan-Related Investments Risk—The Fund may invest in loan-related investments. In addition to the risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities, and the Investment Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the Fund to realize full value in the event of the need to sell a loan investment may be impaired by the lack of an active trading market for certain loans or adverse market conditions limiting liquidity. Loan obligations are not traded on an exchange, and purchasers and sellers rely on certain market makers, such as the administrative agent for the particular loan obligation, to trade that loan obligation. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund's redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available). The Fund may also hold a larger position in cash and cash items to limit the impact of extended trade settlement periods, which may adversely impact the Fund’s performance. In addition, substantial increases in interest rates may cause an increase in loan obligation defaults.
Affiliates of the Investment Adviser may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of such affiliates in the loan markets may restrict the Fund’s ability to acquire certain loans, affect the timing of such acquisition, or affect the price at which the loan is acquired.
With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well and the ability of the lender to enforce appropriate credit remedies against the borrower. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
Senior loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Nevertheless, senior loans are usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
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Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
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Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund's investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund's exposure to risk of loss from adverse developments affecting those sectors or countries.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
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Mortgage-Backed and Other Asset-Backed Securities Risk—Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate Mortgage-Backed Securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds Mortgage-Backed Securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate Mortgage-Backed Securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments.
The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with Mortgage-Backed Securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may invest in Mortgage-Backed Securities issued by the U.S. Government (see “U.S. Government Securities Risk”). To the extent that the Fund invests in Mortgage-Backed Securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages or during periods of rising interest rates. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.
The Fund may gain exposure to Agency Mortgage-Backed Securities by utilizing TBA agreements. TBA agreements involve the risk that the other party to the transaction will not meet its obligation. If this occurs, the Fund could lose the opportunity to obtain a price or yield that it considers advantageous. In such circumstances, the Fund may not be able to secure an alternative investment with comparable terms. TBA agreements may give rise to a form of leverage. The Fund’s use of TBA agreements may also result in a higher portfolio turnover rate and/or increased capital gains for the Fund.
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Municipal Securities Risk—Municipal securities are subject to call/prepayment risk, credit/default risk, extension risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). While interest earned on municipal securities is generally not subject to federal tax, any interest earned on taxable municipal securities is fully taxable at the federal level and may be subject to tax at the state level. Specific risks are associated with different types of municipal securities.
With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Certain of the municipalities in which the Funds invest may experience significant financial difficulties, which may lead to bankruptcy or default. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for
42

Risks of the Funds
repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
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NAV Risk—The net asset value  of the Fund and the value of your investment will fluctuate.
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Non-Hedging Foreign Currency Trading Risk—The Fund may engage in forward foreign currency transactions for investment purposes. The Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Fund. Some of the transactions may also be subject to interest rate risk.
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Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
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Other Investment Companies Risk—By investing in other investment companies (including ETFs), indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
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Portfolio Turnover Rate Risk—The Government Income and Short Duration Government Funds may engage in active and frequent trading of portfolio securities to pursue its principal investment strategy. A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Fund and its shareholders, and also may result in short-term capital gains taxable to shareholders.
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Reverse Repurchase Agreements Risk—Reverse repurchase agreements involve the sale of securities held by the Fund subject to an agreement to repurchase them at a mutually agreed upon date and price (including interest). The Fund may enter these transactions when the Investment Adviser expects that the return to be earned from the investment of the transaction proceeds to be greater than the interest expense of the transaction. Reverse repurchase agreements may also be entered into as a temporary measure for emergency purposes or to meet redemption requests.
Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
When the Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law. Such an insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. The Fund could lose money if it is unable to recover the securities or if the value of investments made by the Fund using the proceeds of the transaction is less than the value of securities. When the Fund enters into a reverse repurchase agreement, it must identify on its books cash or liquid assets that have a value equal to or greater than the repurchase price.
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Sovereign Default Risk—The issuer of non-U.S. sovereign debt held by the Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of borrowing rates, foreign debt or foreign currency exchange rates.
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Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
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Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, the imposition of international sanctions, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
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Repayment Risk—A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high borrowing rates (which may increase in market environments where interest rates are rising), high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.
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Tax Consequences Risk—The Inflation Protected Securities Fund will be subject to the risk that adjustments for inflation to the principal amount of an inflation indexed bond may give rise to original issue discount, which will be includable in the Fund’s gross income.
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U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. government securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. government securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.
More information about the Fund’s portfolio securities and investment techniques, and its associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.
44

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. 200 West Street New York, NY 10282	Enhanced Income Government Income Inflation Protected Securities Short Duration Government Short Duration Bond
GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of March 31, 2022, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $2.13 trillion.
The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants (“FCMs”) or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.
The Investment Adviser also performs the following additional services for the Fund (to the extent not performed by others pursuant to agreements with the Fund):
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Supervises all non-advisory operations of the Fund
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Provides personnel to perform necessary executive, administrative and clerical services to the Fund
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Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
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Maintains the records of the Fund
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Provides office space and all necessary office equipment and services
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks.  Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
From time to time, Goldman Sachs or its affiliates may invest “seed” capital in the Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in the Fund by, among other things, taking an offsetting position in the benchmark of the Fund.
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MANAGEMENT FEES AND OTHER EXPENSES
As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of each respective Fund’s average daily net assets):
Fund:	Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended March 31, 2022*
Enhanced Income	0.25%	First $1 Billion	0.24%
	0.23%	Next $1 Billion
	0.22%	Over $2 Billion
Government Income	0.53%	First $1 Billion	0.48%
	0.48%	Next $1 Billion
	0.45%	Next $3 Billion
	0.44%	Over $5 Billion
Inflation Protected Securities	0.26%	First $1 Billion	0.26%
	0.23%	Next $1 Billion
	0.22%	Next $6 Billion
	0.21%	Over $8 Billion
Short Duration Government	0.44%	First $1 Billion	0.44%
	0.40%	Next $1 Billion
	0.38%	Next $3 Billion
	0.37%	Next $3 Billion
	0.36%	Over $8 Billion
Short Duration Bond	0.40%	First $1 billion	0.35%
	0.36%	Next $1 billion
	0.34%	Next $3 billion
	0.33%	Next $3 billion
	0.32%	Over $8 billion
*
The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.
The Investment Adviser has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.46% as an annual percentage of the Fund’s average daily net assets of the Government Income Fund. The Investment Adviser has also agreed to waive a portion of its management fee for each Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests based on the Fund’s investment in such affiliated funds. These management fee waivers will remain in effect through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. A management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, though the Investment Adviser does not presently intend to do so.
In addition to the management fee waiver described above, the Investment Adviser may waive an additional portion of its management fee from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.064%, 0.004%, 0.044%, 0.004% and 0.014% of the average daily net assets for the Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Short Duration Bond Funds, respectively, through at least July 29, 2023, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. The expense limitations may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. A Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
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Service Providers
A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2021 is available in the Fund’s semi-annual report dated September 30, 2021. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2022 will be available in the Fund’s semi-annual report dated September 30, 2022.
FUND MANAGERS
Fixed Income Portfolio Management Team
The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund’s portfolio managers' individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Fund's portfolios.
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Dave Fishman Managing Director, Head of Global Liquidity Management	Portfolio Manager— Enhanced Income Short Duration Government Short Duration Bond	Since 2008 2008 2012	Mr. Fishman is the Head of Global Liquidity Management. Mr. Fishman joined the Investment Adviser in 1997.
John Olivo Managing Director, Global Head of Short Duration	Portfolio Manager— Enhanced Income Short Duration Government Short Duration Bond	Since 2016 2016 2016	Mr. Olivo is the global head of short duration fixed income strategies. Mr. Olivo is a member of the Investment Strategy Committee. He joined the Investment Adviser in 1995.
Peter Stone Managing Director	Portfolio Manager— Government Income Inflation Protected Securities	Since 2020 2020	Mr. Stone is the Head of the North American Government Swaps Strategy within GSAM. He is also a member of the Duration Strategy team. Mr. Stone joined the Investment Adviser in 2007.
Jon Calluzzo Vice President	Portfolio Manager— Government Income Inflation Protected Securities	Since 2022 2022	Mr. Calluzzo is a portfolio manager on the Fixed Income team. He joined the Investment Adviser in 2016 as a Portfolio Manager on the Liquidity Solutions Short Duration team.
Raghavan Gopalsamy Vice President	Portfolio Manager— Government Income Inflation Protected Securities	Since 2022 2022	Mr. Gopalsamy is a portfolio manager on the Government/Swaps team within Fixed Income. He joined the Investment Adviser in 2008.
For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.
DISTRIBUTOR AND TRANSFER AGENT
Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of each Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as each Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.
For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to Class P Shares.
From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Funds. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.
ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS
The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other
47

capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund directly and indirectly invest. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
The Fund will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.
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Distributions
The Fund pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:
◼
Cash
◼
Additional shares of the same class of the same Fund
◼
Shares of the same or an equivalent class of another fund managed by the Investment Adviser and/or certain of its advisory affiliates (each, a “Goldman Sachs Fund”). Special restrictions may apply. See the SAI.
You may indicate your election on your account application. Any changes may be submitted in writing or via telephone, in some instances, to the Transfer Agent (either directly or through your intermediary) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the Fund. If cash distributions are elected with respect to the Fund’s monthly net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s annual distributions.
The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.
Distributions from net investment income and distributions from net capital gains, if any, are normally declared and paid as follows:
Fund	Investment Income Dividends		Capital Gains Distributions
	Declared	Paid	Declared and Paid
Enhanced Income	Daily	Monthly	Annually
Government Income	Daily	Monthly	Annually
Inflation Protected Securities	Quarterly	Quarterly	Annually
Short Duration Government	Daily	Monthly	Annually
Short Duration Bond	Daily	Monthly	Annually
In addition, the Fund may occasionally make a distribution at a time when it is not normally made.
In addition to the net investment income dividends declared and paid as set forth above, the Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.
From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (“GAAP”).
When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.
49

Shareholder Guide
The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund's shares.
Important Notice:
Class P Shares generally are available to the following investors:
◼Clients of the Goldman Sachs Private Wealth Management business unit (“GS PWM”) that custody their positions at Goldman Sachs & Co. LLC (“Goldman Sachs”);
◼Clients of The Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware (collectively, the “Trust Companies”) that custody their positions at Goldman Sachs;
◼Clients of The Ayco Company, L.P. (“Ayco”) that either custody their positions at Goldman Sachs or with certain intermediaries that are authorized to offer Class P Shares (“Authorized Institutions”) (such clients of GS PWM, the Trust
Companies, and Ayco are collectively referred to herein as “GS Clients”); or

◼Other investors at the discretion of Goldman Sachs Trust’s (the “Trust”) officers.
You may only purchase Class P Shares in accordance with the eligibility criteria described above. If you are a GS Client and propose to transfer your shares to another institution for any reason, or if you are no longer a GS Client, you may be required to redeem your shares of the Fund, or at the discretion of the Trust’s officers, you may be able hold Class P Shares through another institution, which must be an Authorized Institution and the basis on which you hold such Class P Shares may be limited to hold and redeem only. If available in such circumstances, in the alternative you may be able to choose to exchange your shares of the
Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another
Prospectus. There is no guarantee that a different share class offered by the Fund will be available to clients of the institution to which you intend to transfer your shares or that an option to exchange will be made available. Moreover, the shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance). Information regarding these other share classes may be obtained from the institution to which you intend to transfer your shares or from the
Transfer Agent by calling the number on the back cover of the Prospectus.

A redemption is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. You should consult your tax adviser concerning the potential tax consequences of investing in Class P Shares. None of the Trust, the
Investment Adviser, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from a redemption or exchange of Class P Shares. For more information about exchanges, please see “How to Sell Shares—Can I Exchange My Investment From One Goldman Sachs Fund To Another
Goldman Sachs Fund.”

How To Buy Shares
Shares Offering
Shares of the Funds are continuously offered through Goldman Sachs, acting in its capacity as the Funds’ distributor (the “Distributor”). The Funds and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.
How Can I Purchase Shares Of The Funds?
If you are a GS Client, you may purchase shares of the Funds through Goldman Sachs, the Trust Companies, Ayco, or an
Authorized Institution. Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions have been authorized by the Trust to accept purchase, redemption or exchange orders on behalf of the Funds for GS Clients. In order to make an initial investment in a Fund you must furnish to Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution the information in the account application.
To open an account, contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution. Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions will normally give order instructions on behalf of GS Clients to Goldman Sachs, acting in its capacity as the Funds’ transfer agent (the “Transfer Agent”). Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, is responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from GS Clients. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent on a timely basis.
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Shareholder Guide
A Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, on a business day, and the order will be priced at the Fund’s current NAV per share next determined after acceptance by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable. Proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions may have different requirements regarding what constitutes proper form for trade instructions. Please contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution for more information.
What Is My Minimum Investment In The Funds?
No minimum amount is required for initial purchases or additional investments in Class P Shares.
What Should I Know When I Purchase Shares?
All recordkeeping, transaction processing and payments of distributions relating to your account will be performed by Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, and not by a Fund and its Transfer Agent. Since the Funds will have no record of your transactions, you should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. If you transfer your shares, the Trust reserves the right to redeem your shares. The Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco and an Authorized Institution will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions that invest in shares on behalf of GS Clients may charge fees directly to the GS Clients’ accounts in connection with their investments. You should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return that GS Clients realize with respect to their investments.
The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions to promote the sale, distribution and/or servicing of shares of the Funds and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Funds. Such payments are intended to compensate Authorized Institutions for, among other things: marketing shares of the Funds and other Goldman Sachs Funds, which may consist of payments relating to the Funds’ inclusion on preferred or recommended fund lists or in certain sales programs sponsored by Authorized Institutions; access to Authorized Institutions’ registered representatives, advisors or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Funds and other Goldman Sachs Funds; the support or purchase of technology platforms/software; and/or other specified services intended to assist in the distribution and marketing of the Funds and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Funds and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, sponsor various trainings and educational programs. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Funds, may also compensate Authorized Institutions for subaccounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through Authorized Institutions. In addition, certain Authorized Institutions may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports, economic analysis, and portfolio analysis, portfolio construction and similar tools and software. In certain cases, Authorized Institutions may not pay for these products or services or may only pay for a portion of the total cost of these products or services. Please refer to the “Payments to Others (Including Intermediaries)” section of the SAI for more information about these payments and services.
The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by each of Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution may differ. The presence of these payments, receipt of these services and the basis on which Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution compensates its registered representatives, advisors or salespersons may create an incentive for a particular registered representative, advisor or salesperson to highlight, feature or recommend Funds based, at least in part, on the level of compensation paid. You should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution for more information about the payments it receives and any potential conflicts of interest.
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What Else Should I Know About Share Purchases?
The Trust reserves the right to:
◼
Require Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport) or (ii) certify that such number or other information is correct (if required to do so under applicable law).
◼
Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of a Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of a Fund.
◼
Close a Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Investment Adviser.
◼
Provide for, modify or waive the minimum investment requirements.
◼
Modify the manner in which shares are offered.
◼
Modify the sales charge rate applicable to future purchases of shares.
Shares of the Funds are only registered for sale in the United States and certain of its territories. Generally, shares of the Funds will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).
A Fund may allow you to purchase shares through Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.
Notwithstanding the foregoing, the Trust, Goldman Sachs, the Trust Companies, Ayco and any Authorized Institution reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust, Goldman Sachs, the Trust Companies and Ayco will not be liable for any loss resulting from rejected purchase or exchange orders.
Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of a Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.
Customer Identification Program. Federal law requires the Funds to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Funds. Applications without the required information may not be accepted by the Funds. Throughout the life of your account, the Funds may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Funds reserve the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Funds; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Funds are unable to verify an investor’s identity or are unable to obtain all required information. The Funds and their agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.
How Are Shares Priced?
The price you pay when you buy shares is a Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted your order in proper form. The price you receive when you sell shares is a Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted your order in proper form. Each class generally calculates its NAV as follows:
NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class
A Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Funds’ fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate a Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation
52

Shareholder Guide
procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of a Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.
Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded. To the extent a Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.
Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Funds may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.
In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by a Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.
Please note the following with respect to the price at which your transactions are processed:
◼
NAV per share of each share class is generally calculated by the Funds’ fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
◼
On any business day when the SIFMA recommends that the bond markets close early, each Fund reserves the right to close at or prior to the SIFMA recommended closing time. If a Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
◼
The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
◼
The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into a Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.
Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing times. In the event the New York Stock Exchange and/or the bond markets do not open for
53

business, the Trust may, but is not required to, open one or more Funds for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether a Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.
Foreign securities may trade in their local markets on days a Fund is closed. As a result, if a Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.
Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ fund accounting agent to calculate the NAV per share of each share class of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which a Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
When Will Shares Be Issued And Dividends Begin To Be Accrued?
Net investment income dividends that are declared daily and paid monthly will begin to be accrued as follows:
◼
Shares Purchased by Federal Funds Wire:
◼
If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after payment is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.
◼
If a purchase order is placed through an intermediary that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.
◼
Shares Purchased by Check:
◼
If a purchase order is received in proper form before a Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.

◼
Other dividends or distributions will be distributed annually as a declared event and paid to shareholders of record on the record date for such events.
How To Sell Shares
How Can I Sell Shares Of The Fund?
Generally, shares may be sold (redeemed) only through Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution. Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions will normally give redemption instructions on behalf of GS Clients to the Transfer Agent. On any business day the Fund is open, the Fund will generally redeem its shares upon request at their next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Fund?” above. Redemptions may be requested by electronic trading platform, in writing or by telephone (unless Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution opts out of the telephone redemption privilege on the account application). You should contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution, to discuss redemptions and redemption proceeds. The Fund may transfer redemption proceeds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. In the alternative, Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).
When Do I Need A Medallion Signature Guarantee To Redeem Shares?
Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:
◼
You would like the redemption proceeds sent to an address that is not your address of record; or
◼
You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.
A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Authorized Institution to verify instructions. Additional documentation may be required.
54

Shareholder Guide
What Do I Need To Know About Telephone Redemption Requests?
The Trust and Goldman Sachs will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution may submit redemption requests by telephone on your behalf. Thus, you risk possible losses if a telephone redemption is not authorized by you.
In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, the Transfer Agent and DST Asset Manager Solutions, Inc. (“DST”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:
◼
Telephone requests are recorded.
◼
Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
◼
For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
◼
The telephone redemption option does not apply to shares held in an account maintained and serviced by your Authorized Institution. If your shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
◼
The telephone redemption option may be modified or terminated at any time without prior notice.
Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.
How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be paid as federal funds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. The following general policies govern wiring redemption proceeds:
◼
Redemption proceeds will normally be paid in federal funds, between one and two business days (or such other times in accordance with the requirements of Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
◼
Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
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If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
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If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
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To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
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None of the Trust, the Investment Adviser or the Transfer Agent assumes any responsibility for the performance of your bank, Goldman Sachs, the Trust Companies, Ayco, or Authorized Institution in the transfer process. If a problem with such performance arises, you should deal directly with your bank, Goldman Sachs, the Trust Companies, Ayco, or Authorized Institution.
By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within two business days (or such other times in accordance with the requirements of your Authorized Institution) following receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
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What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
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Shares of the Fund continue to earn dividends up to, but not including, the date of settlement.
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Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
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Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions are responsible for the timely transmittal of redemption requests by GS Clients to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions may set times by which they must receive redemption requests. Goldman Sachs, the Trust Companies, Ayco or Authorized Institutions may also require additional documentation from you.
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As disclosed above, if you are a GS Client and propose to transfer your shares to another institution for any reason, you may be required to either redeem your shares of the Fund or if available, you may be able to choose to exchange your shares of the Fund for a different share class offered by the Fund, which may be offered in another Prospectus.
The Trust reserves the right to:
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Redeem your shares in the event any of Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution is no longer authorized to offer Class P Shares.
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Redeem your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.
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Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
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Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in- kind, you will be subject to market gains or losses upon the disposition of those securities.
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Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
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Charge an additional fee in the event a redemption is made via wire transfer.
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Terminate your account if you are no longer a GS Client, or otherwise no longer eligible to invest in Class P Shares of the Fund.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Fund may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.
None of the Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange your shares at NAV at the time of exchange for Class P Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution to arrange for the exchange of your shares for Class P Shares of another Goldman Sachs Fund. If you propose to transfer your Class P Shares to another institution for any reason, you may be required to either redeem your shares of the Fund or if available, you may be able to choose to exchange your shares of the Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another Prospectus. For more information, please see “How to Sell Shares—What Else Do I Need to Know About Redemptions?” The shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance).
You should keep in mind the following factors when making or considering an exchange:
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You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
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Currently, the Fund does not impose any charge for exchanges, although the Fund may impose a charge in the future.
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Shareholder Guide
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All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirement of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Goldman Sachs Fund need not meet the traditional minimum investment requirements for that Fund if the entire balance of the original Fund account is exchanged.
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Exchanges are available only in states where exchanges may be legally made.
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It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
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The Transfer Agent and DST may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
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Normally, a telephone exchange will be made only to an identically registered account.
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Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.
Shareholder Services
Can My Distributions From A Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.
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Shares will be purchased at NAV.
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You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
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You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
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You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.
What Types Of Reports Will I Be Sent Regarding My Investment?
Each of Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution is responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to GS Clients for such services.
Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will provide you with a printed confirmation of each transaction in your account and a monthly account statement.
You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation.
Restrictions on Excessive Trading Practices
Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the respective Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in
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multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.
As a deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”
Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, the Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.
Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.
Fund shares may be held through omnibus arrangements maintained by Goldman Sachs, the Trust Companies, Ayco or Authorized Institutions. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution may not have the capability or may not be willing to apply the Fund’s market timing policies. While Goldman Sachs, the Trust Companies and Ayco may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain Authorized Institutions may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs, the Trust Companies and Ayco will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Authorized Institution or by certain clients of the Authorized Institution. Authorized Institutions may also monitor trading activities by their clients in the Fund. The criteria used by Authorized Institutions to monitor for excessive trading may differ from the criteria used by the Fund. If an Authorized Institution fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.
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Taxation
As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.
Unless your investment is through an Employee Benefit Plan or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.
DISTRIBUTIONS
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund’s distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income, while distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.
Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. The preferential rate described above also applies to certain qualifying dividend income, but Fund distributions will not qualify for that favorable treatment and also will not qualify for the corporate dividends received deduction because the Funds will be earning interest income rather than dividend income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Each Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. A Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.
Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The character and tax status of all distributions will be available to shareholders after the close of each calendar year.
If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”
To the extent that Fund distributions are attributable to interest on certain federal obligations, they will in most cases be exempt from state and local income taxes. The Funds may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Funds may deduct these taxes in computing their taxable income.
SALES AND EXCHANGES
Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of that Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
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OTHER INFORMATION
When you open your account, you should provide your Social Security Number or tax identification number on your account application. By law, the Fund must withhold 24% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the Internal Revenue Service (“IRS”) instructs the Fund to do so.
The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, for shares purchased on or after January 1, 2012, their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.
You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.
Non-U.S. investors are generally subject to U.S. withholding tax and may be subject to estate tax with respect to their Fund shares. Non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Funds. A Fund will generally make designations of short-term gains, to the extent permitted, but the Funds do not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.
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Appendix A
Additional Information on Fund Risks, Securities and Techniques

A. General Fund Risks
The Funds will be subject to the risks associated with fixed income securities. These risks include, among others, interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and a Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.
A rising interest rate environment could cause the value of the Funds’ fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair a Fund’s ability to achieve its investment objective. The risks associated with increasing interest rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.
To the extent a Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performance of such entities in direct proportion to the amount of assets the Fund invests therein.
To the extent a Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.
The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for a Fund. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by a Fund and its shareholders, and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.
A Fund described in the Prospectus may have a target duration range. A Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, a Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. A Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted. The Investment Adviser may use derivative instruments to manage the duration of a Fund’s investment portfolio. These derivative instruments may include futures contracts, options on futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten or lengthen the duration of a Fund.
Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, a Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and a Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur.
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The Funds’ investments in derivative instruments, including financial futures contracts, options and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Funds’ investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Funds are taxable to their shareholders.
Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in a Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
Financial futures contracts used by each of the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London Interbank Offered Rate (“LIBOR”) of a three-month deposit. Further information is included in the Prospectus regarding futures contracts, swaps and other derivative instruments used by the Funds, including information on the risks presented by these instruments and other purposes for which they may be used by the Funds.
Certain Funds also have credit rating requirements for the securities they buy, which are applied at the time of purchase. For the purpose of determining compliance with any credit rating requirement, each Fund assigns a security, at the time of purchase, the highest rating by an NRSRO if the security is rated by more than one NRSRO. For this purpose, each Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc. Unrated securities may be purchased by a Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements.
A security satisfies a Fund’s credit rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies a Fund’s credit rating requirement at the time of purchase and is subsequently downgraded below a minimum rating requirement, the Fund will not be required to dispose of such security. If a downgrade occurs, the Investment Adviser will consider what action, including the sale of such security, is in the best interests of a Fund and its shareholders.
As discussed below, the Funds may invest in credit default swaps, which are derivative investments.
The Funds may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, a Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.
The following sections provide further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in a Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.
B. Other Fund Risks
Credit/Default Risks. Debt securities purchased by the Fund may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.
The Funds also have credit rating requirements for the securities they buy, which are applied at the time of purchase. For this purpose, a Fund relies only on the ratings of the following NRSROs: S&P, Moody’s and Fitch, Inc.
Unrated securities may be purchased by a Fund if they are determined by the Investment Adviser to be of a credit quality consistent with the Fund’s credit rating requirements.
Debt securities rated A or higher by S&P or Moody’s or having a comparable credit rating by another NRSRO are considered “high grade.” Securities rated BBB- or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. For the purpose of determining compliance with any credit rating requirement, the Fund assigns a security, at the time of purchase, the highest rating
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Appendix A
by an NRSRO if the security is rated by more than one NRSRO. Therefore, a security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment Adviser to be of comparable credit quality.
Certain Funds may invest in fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.
In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in a Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.
Risks of Derivative Investments. The Funds may invest in derivative instruments including some or all of the following: options, futures, options on futures, swaps, structured securities and other derivatives relating to foreign currency transactions. Derivatives may be used for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that a Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by a Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker or counterparty with whom a Fund has an open derivative position. Losses may also arise if the Funds receive cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. If cash collateral is not invested, a Fund may be exposed to additional risk of loss in the event of the insolvency of its custodian holding such collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Using derivatives for nonhedging purposes presents greater risk of loss than derivatives used for hedging purposes.
Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.
Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.
Risks of Foreign Investments. Certain Funds may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which a Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect a Fund’s foreign holdings or exposures. The type and severity of sanctions and other similar measures, including counter sanctions and other
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retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.
Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.
Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by a Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling to make a market for certain securities. When a Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.
If a Fund focuses its investments in one or a few countries and currencies, the Fund may be subjected to greater risks than if a Fund’s assets were not geographically focused.
Risks of Sovereign Debt. Investment in sovereign debt obligations by the Enhanced Income Fund, Inflation Protected Securities Fund and Short Duration Bond Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and a Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn a Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.
Risks of Illiquid Investments. Each Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that a Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.
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Appendix A
Investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid. If one or more investments in a Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause a Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
In cases where no clear indication of the value of a Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable, due to its lack of liquidity. For more information on fair valuation, please see Shareholder Guide—“How To Buy Shares—How Are Shares Priced?”
Risks of Emerging Countries. Certain Funds may invest in securities of issuers located in, or otherwise economically tied to, emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for a Fund to invest in such emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), a Fund may invest in such countries through other investment funds in such countries.
Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance could be inhibited.
Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries
A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to a Fund from an investment in issuers in such countries.
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Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve a Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.
The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make a Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). A Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.
A Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Funds’ currency exposure in emerging countries may not be covered by those techniques.
Foreign Custody Risk. A Fund that invests in foreign securities may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Risks of Structured Investment Vehicles. Structured Investment Vehicles (“SIVs”) are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.
Temporary Investment Risks. Each Fund may, for temporary defensive purposes (and to the extent that it is permitted to invest in the following), invest up to 100% of its total assets in:
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U.S. Government Securities
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Commercial paper rated at least A-2 by S&P, P-2 by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
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Certificates of deposit
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Bankers’ acceptances
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Repurchase agreements
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Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
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ETFs
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Other investment companies
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Cash items
When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
C. Fund Securities and Techniques
This section provides further information on certain types of securities and investment techniques that may be used by the Funds, including their associated risks.
The Funds may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.
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Appendix A
U.S. Government Securities. Each Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.
U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).
U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.
U.S. Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest rate when due, or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Treasury obligations if it is not obligated to do so by law.
Custodial Receipts and Trust Certificates. Each Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes a Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Mortgage-Backed Securities. Certain Funds may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose a Fund to the risk of earning a lower rate of return upon reinvestment of principal.
Certain Funds may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.
Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-backed securities without insurance or guarantees may also be purchased by a Fund if they have the required rating from an NRSRO. Some mortgage-backed securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.
Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of
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other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.
Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-backed securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.
To the extent a Fund concentrates its investments in pools of mortgage-backed securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.
Mortgaged-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously These events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.
Asset-Backed Securities. Each Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that a Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in the prevailing interest rates. There is no guarantee that private guarantors, or insurers of an asset-backed security, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.
Municipal Securities. Certain Funds may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which a Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.
Municipal Securities include both “general” obligation and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.
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Appendix A
Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities in which the Funds may invest include private activity bonds, pre-refunded municipal securities and auction rate securities. Dividends paid by the Funds based on investments in Municipal Securities will be taxable.
The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.
In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that a Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.
Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and a Fund’s duration. Certain tender option bonds may be illiquid.
Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to a Fund that invests in such Municipal Securities. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.
The Funds may invest in Municipal Securities issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. Such securities may be considered below investment grade or may be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of a Fund that holds such securities.
Brady Bonds and Similar Instruments. Certain Funds may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).
Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.
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In addition, certain Funds may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, a Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.
Corporate Debt Obligations, Trust Preferred Securities and Convertible Securities. Certain Funds may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. Certain Funds may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.
Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.
Bank Obligations. Certain Funds may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
Structured Securities and Inverse Floaters. Each Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.
The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference, effectively leveraging a Fund’s investments so that small changes in the value of the reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, a Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.
Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.
Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.
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Appendix A
Floating and Variable Rate Obligations. Each Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. A Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.
Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating and variable rate obligations may have an adverse effect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.
For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of the rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. Each Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.
Mortgage Dollar Rolls. The Enhanced Income, Government Income, Inflation Protected Securities, Short Duration Government and Short Duration Bond Funds may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by a Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.
Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, a Fund may experience a loss. The Funds do not currently intend to enter into mortgage dollar rolls for financing and do not treat them as borrowings.
Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. Each Fund may write (sell) call and put options and purchase put and call options on any securities and other instruments in which the Fund may invest or any index consisting of securities or other instruments in which it may invest. Certain Funds may also, to the extent consistent with their investment policies, purchase and sell (write) put and call options on foreign currencies.
The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market
71

prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options written or purchased by the Funds may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.
Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.
The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.
Futures Contracts and Options and Swaps on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may engage in futures transactions on U.S. and foreign exchanges.
Each Fund may, to the extent consistent with its investment policies, purchase and sell futures contracts, purchase and write call and put options on futures contracts, and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.
Futures contracts and related options and swaps present the following risks:
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While a Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.
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Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and a Fund may be exposed to additional risk of loss.
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The loss incurred by a Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.
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Futures markets are highly volatile and the use of futures may increase the volatility of a Fund’s NAV.
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As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund.
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Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
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Foreign exchanges may not provide the same protection as U.S. exchanges.
When-Issued Securities and Forward Commitments. Each Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although a Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, a Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, a Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations.
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Appendix A
Inflation Protected Securities. The Inflation Protected Securities Fund may invest in IPS of varying maturities issued by the U.S. Treasury and other U.S. and non-U.S. Government agencies and corporations. Each other Fund may invest only in IPS issued by the U.S. Treasury. IPS are fixed income securities whose interest and principal payments are adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate. Any increase or decrease in the principal amount of IPS will result in an adjustment of interest income which is distributed to shareholders periodically.
The values of IPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of IPS. If inflation is lower than expected during the period a Fund holds IPS, a Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.
The U.S. Treasury utilizes the CPIU as the measurement of inflation, while other issuers of IPS may use different indices as the measure of inflation. Any increase in principal value of IPS caused by an increase in the CPIU is taxable in the year the increase occurs, even though a Fund holding IPS will not receive cash representing the increase at that time. As a result, a Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.
A Fund will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.
Because a Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund’s investment in either zero coupon bonds or IPS may require a Fund to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.
Foreign Currency Transactions. Certain Funds may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.
Certain Funds may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. Certain Funds may also enter into such transactions to seek to increase total return, which presents additional risk.
Some Funds may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. A Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).
Certain Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.
Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, a Fund’s NAV to fluctuate (when a Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.
Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. The market in such forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange.
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Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.
A Fund is not required to post cash collateral with its counterparties in certain foreign currency transactions. Accordingly, a Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post cash collateral with its counterparties (which is the case with certain transactions). Where a Fund’s counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.
Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. Each Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral may consist of any type of security in which a Fund is eligible to invest or, if a Fund is subject to minimum credit quality requirements, any type of security, including non-investment grade securities, provided the repurchase agreement counterparty satisfies these minimum credit quality requirements. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.
If the other party or “seller” defaults, a Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.
The Funds, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Borrowings and Reverse Repurchase Agreements. Each Fund can borrow money from banks and other financial institutions, and may enter into reverse repurchase agreements in amounts not exceeding one-third of a Fund’s total assets (including the amount borrowed or received). Borrowings and reverse repurchase agreements involve the use of leverage and subject a Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested.
Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. The Funds may enter into some or all of the following swap transactions and option agreements, including interest rate swaps, mortgage swaps, credit swaps, currency swaps, total return swaps, options on swaps and interest rate caps, floors and collars. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps (also referred to as credit default swaps) involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security or pool of securities. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps give a party the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the party may also be required to pay the dollar value of that decline to the counterparty.
The Funds may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than the Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
Each Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when a Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when a Fund is a seller of a credit default swap (commonly known as selling
74

Appendix A
protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit default swap. A Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.
When a Fund writes (sells) credit swaps on individual securities or instruments, the Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.
The use of interest rate, mortgage, credit, currency and total return swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of a Fund would be less favorable than it would have been if these investment techniques were not used.
Currently, certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher amounts for uncleared swaps.
Other Investment Companies. Each Fund may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of total assets in securities of all investment companies.
Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, a Fund may invest in certain other investment companies (including ETFs and money market funds) and business development companies beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.
Additionally, to the extent that any Fund serves as an “acquired fund” to another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Investment Company Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).
The use of ETFs is generally intended to help a Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and a Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.
A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Funds do not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
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Non-Investment Grade Fixed Income Securities. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade fixed income securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.
The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, a Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of other methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.
A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain.
The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause a Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and a Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for a Fund to obtain precise valuations of the high yield securities in its portfolio.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade fixed income securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated which may affect the market value and liquidity of the security. If this occurs, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
Collateralized Loan Obligations. Certain Funds may invest in collateralized loan obligations (“CLOs”). A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management and other administrative fees. The cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.
76

Appendix A
The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which a Fund invests. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a Fund as illiquid investments. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CLOs may be characterized by a Fund as liquid securities.
Loan-Related Investments. The Short Duration Bond Fund may invest in loan-related investments such as loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower (the “borrower”) which is administered and sold by a financial intermediary. The Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan interests may take the form of a direct or co-lending relationship with the borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a loan interest or when it acquires certain interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower.
An assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud provisions of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, a Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of senior loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Longer interest rate reset periods generally increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in senior loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in senior loans should decrease. Second lien loans have the same characteristics as senior loans except that such loans are subordinated or unsecured and thus lower in priority of payment to senior loans. Accordingly, the risks associated with second lien loans are higher than the risk of loans with first priority over the collateral. In the event of default on a second lien loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Second lien loans typically have adjustable floating rate interest payments. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Preferred Stock, Warrants and Rights. Certain Funds may invest in preferred stock, warrants and stock purchase rights (“rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.
77

Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Short Sales Against-the-Box. The Funds may make short sales against-the-box. A short sale against-the-box means that at all times when a short position is open a Fund will own an equal amount of securities sold short, or securities convertible into or exchangeable for, without payment of any further consideration, an equal amount of the securities of the same issuer as the securities sold short.
Equity Investments. After its purchase, a portfolio investment (such as a convertible debt obligation) may convert to an equity security. Alternatively, a Fund may acquire equity securities in connection with a restructuring or other similar event related to one or more of its investments. If this occurs, a Fund may continue to hold the investment (or make additional purchases of that equity investment) if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
Asset Segregation. As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Funds must identify on their books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not a permissible offsetting position or a contractual “netting” agreement with respect to swaps (other than credit default swaps where a Fund is the protection seller). However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Forwards and futures contracts that do not cash settle may be treated as cash settled for asset segregation purposes when the Funds have entered into a contractual arrangement with a third party FCM or other counterparty to off-set the Funds’ exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Funds reserve the right to modify their asset segregation policies in the future in their discretion, consistent with the Investment Company Act and SEC- or SEC staff guidance. By identifying assets equal to only their net obligations under certain instruments, the Funds will have the ability to employ leverage to a greater extent than if the Funds were required to identify assets equal to the full notional amount of the instrument.
In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed above. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires the Fund to trade derivatives (and other transactions that create future payment or delivery obligations) subject to a value-at-risk leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
78

Appendix B
Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years  (or less if the Fund has been in existence for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report (available upon request).
	Goldman Sachs Enhanced Income Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data
Net asset value, beginning of period	$9.55	$9.21	$9.43	$9.41
Net investment income(b)	0.07	0.12	0.22	0.21
Net realized and unrealized gain (loss)	(0.18)	0.35	(0.22)	0.01
Total from investment operations	(0.11)	0.47	—	0.22
Distributions to shareholders from net investment income	(0.08)	(0.13)	(0.22)	(0.20)
Net asset value, end of period	$9.36	$9.55	$9.21	$9.43
Total return(c)	(1.25)%	5.19%	(0.16)%	2.36%
Net assets, end of period (in 000s)	$593,178	$294,205	$152,713	$189,835
Ratio of net expenses to average net assets	0.33%	0.33%	0.34%	0.34%(d)
Ratio of total expenses to average net assets	0.34%	0.37%	0.38%	0.38%(d)
Ratio of net investment income to average net assets	0.71%	1.23%	2.31%	2.33%(d)
Portfolio turnover rate(e)	17%	58%	53%	42%
(a)
Commenced operations on April 20, 2018.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
79

	Goldman Sachs Government Income Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data
Net asset value, beginning of period	$15.11	$15.54	$14.55	$14.24
Net investment income(b)	0.10	0.12	0.27	0.32
Net realized and unrealized gain (loss)	(0.76)	(0.35)	1.07	0.32
Total from investment operations	(0.66	(0.23)	1.34	0.64
Distributions to shareholders from net investment income	(0.17)	(0.20)	(0.35)	(0.33)
Distributions to shareholders from net realized gains	(0.21)	—	—	—
Total distributions	(0.38)	(0.20)	(0.35)	(0.33)
Net asset value, end of period	$14.07	$15.11	$15.54	$14.55
Total return(c)	(4.46)%	(1.42)%	9.20%	4.55%
Net assets, end of period (in 000s)	$9,106	$13,725	$14,227	$10,268
Ratio of net expenses to average net assets	0.52%	0.51%	0.56%	0.56%(d)
Ratio of total expenses to average net assets	0.75%	0.72%	0.74%	0.77%(d)
Ratio of net investment income to average net assets	0.66%	0.75%	1.83%	2.35%(d)
Portfolio turnover rate(e)	578%	820%	943%	530%
(a)
Commenced operations on April 20, 2018.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
80

Appendix B

	Goldman Sachs Inflation Protected Securities Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data
Net asset value, beginning of period	$11.50	$10.86	$10.49	$10.40
Net investment income(b)	0.60	0.16	0.32	0.09
Net realized and unrealized gain	(0.13)	0.61	0.34	0.19
Total from investment operations	(0.47)	0.77	0.66	0.28
Distributions to shareholders from net investment income	(0.56)	(0.13)	(0.29)	(0.19)
Distributions to shareholders from net realized gains	(0.10)	—	—	—
Total distributions	(0.66)	(0.13)	(0.29)	(0.19)
Net asset value, end of period	$11.31	$11.50	$10.86	$10.49
Total return(c)	4.05%	7.07%	6.38%	2.77%
Net assets, end of period (in 000s)	$35,167	$49,767	$30,975	$107,844
Ratio of net expenses to average net assets	0.33%	0.33%	0.34%	0.33%(d)
Ratio of total expenses to average net assets	0.37%	0.40%	0.40%	0.43%(d)
Ratio of net investment income to average net assets	5.15%	1.36%	3.01%	0.91%(d)
Portfolio turnover rate(e)	62%	51%	62%	160%
(a)
Commenced operations on April 20, 2018.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
81

	Goldman Sachs Short Duration Government Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data
Net asset value, beginning of period	$9.96	$9.93	$9.73	$9.73
Net investment income(b)	—(c)	0.05	0.17	0.20
Net realized and unrealized gain	(0.40)	0.10	0.27	0.03
Total from investment operations	(0.40)	0.15	0.44	0.23
Distributions to shareholders from net investment income	(0.07)	(0.12)	(0.24)	(0.23)
Net asset value, end of period	$9.49	$9.96	$9.93	$9.73
Total return(c)	(4.08)%	1.52%	4.53%	2.39%
Net assets, end of period (in 000s)	$246,221	$337,747	$337,805	$474,894
Ratio of net expenses to average net assets	0.47%	0.45%	0.48%	0.47%(e)
Ratio of total expenses to average net assets	0.54%	0.53%	0.55%	0.56%(e)
Ratio of net investment income to average net assets	(0.03)%	0.49%	1.72%	2.15%(e)
Portfolio turnover rate(f)	466%	566%	479%	247%
(a)
Commenced operations on April 20, 2018.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Amount is less than $0.005 per share.
(d)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)
Annualized.
(f)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
82

Appendix B

	Goldman Sachs Short Duration Bond Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data
Net asset value, beginning of period	$10.16	$9.70	$9.82	$9.74
Net investment income(b)	0.09	0.16	0.25	0.25
Net realized and unrealized gain (loss)	(0.37)	0.52	(0.08)	0.09
Total from investment operations	(0.28)	0.68	0.17	0.34
Distributions to shareholders from net investment income	(0.09)	(0.21)	(0.25)	(0.24)
Distributions to shareholders from net realized gains	(0.01)	—(c)	—	—
Distributions to shareholders from return of capital	(0.04)	(0.01)	(0.04)	(0.02)
Total distributions	(0.14)	(0.22)	(0.29)	(0.26)
Net asset value, end of period	$9.74	$10.16	$9.70	$9.82
Total return(d)	(2.82)%	7.00%	1.66%	3.51%
Net assets, end of period (in 000s)	$2,148,459	$2,080,421	$743,258	$635,440
Ratio of net expenses to average net assets	0.40%	0.41%	0.44%	0.44%(e)
Ratio of total expenses to average net assets	0.44%	0.46%	0.51%	0.60%(e)
Ratio of net investment income to average net assets	0.94%	1.61%	2.53%	2.72%(e)
Portfolio turnover rate(f)	240%	253%	192%	99%
(a)
Commenced operations on April 20, 2018.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Amount is less than $0.005 per share.
(d)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)
Annualized.
(f)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
83

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Short Duration and Government Fixed Income Funds Prospectus (Class P Shares)

FOR MORE INFORMATION
Annual/Semi-Annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.
Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).
The Fund’s annual and semi-annual reports and SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: https://www.gsam.com/content/gsam/us/en/advisors/fund-center/summary-prospectuses.html.
From time to time, certain announcements and other information regarding the Fund may be found at
http://www.gsamfunds.com/announcements-ind for individual investors or http://www.gsamfunds.com/announcements for advisers.
To obtain other information and for shareholder inquiries:

◼ By telephone:	1-800-621-2550
◼ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606
◼ On the Internet:	SEC EDGAR database – http://www.sec.gov
Other information about the Fund is available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Fund's investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman Sachs & Co. LLC
SDFIPRO-22P

Prospectus
July 29, 2022

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND
INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

◼
Goldman Sachs Long Short Credit Strategies Fund
◼
Class A Shares: GSAUX
◼
Class C Shares: GSAVX
◼
Institutional Shares: GSAWX
◼
Investor Shares: GSAYX
◼
Class R Shares: GSAZX
◼
Class R6 Shares: GSSAX

Goldman Sachs Long Short Credit Strategies Fund—Summary
Investment Objective
The Goldman Sachs Long Short Credit Strategies Fund (the "Fund") seeks an absolute return comprised of income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A Shares if you invest at least $100,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 35 and in Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts on page 73 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-162 of the Fund’s Statement of Additional Information (“SAI”).
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Institutional	Investor	Class R	Class R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Institutional	Investor	Class R	Class R6
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	0.75%	None	None	0.50%	None
Other Expenses[2]	0.45%	0.70%	0.37%	0.45%	0.45%	0.36%
Service Fees	None	0.25%	None	None	None	None
All Other Expenses	0.45%	0.45%	0.37%	0.45%	0.45%	0.36%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[3]	1.71%	2.46%	1.38%	1.46%	1.96%	1.37%
Fee Waiver and Expense Limitation[4]	(0.25%)	(0.25%)	(0.25%)	(0.25%)	(0.25%)	(0.25%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[3]	1.46%	2.21%	1.13%	1.21%	1.71%	1.12%
1
A contingent deferred sales charge (“CDSC”) of 1.00% is imposed on Class C Shares redeemed within 12 months of purchase.
2
The “Other Expenses” for Class R have been restated to reflect expenses expected to be incurred during the current fiscal year.
3
The ”Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation” and “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
4
The Investment Adviser has agreed to (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.094% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
1

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Investor, Class R and/or Class R6 Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Investor, Class R and/or Class R6 Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A Shares	$518	$870	$1,246	$2,299
Class C Shares	$324	$743	$1,288	$2,777
Institutional Shares	$115	$412	$731	$1,636
Investor Shares	$123	$437	$774	$1,725
Class R Shares	$174	$591	$1,034	$2,265
Class R6 Shares	$114	$409	$726	$1,625

Class C Shares – Assuming no redemption	$224	$743	$1,288	$2,777

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 56% of the average value of its portfolio.
Principal Strategy
The Fund will seek to achieve its investment objective through long and short exposures to “credit related instruments.” Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in the following credit related instruments: (i) fixed rate and floating rate income securities; (ii) loans and loan participations including: (a) senior secured floating rate and fixed rate loans or debt (“Senior Loans”), (b) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”) and (c) other types of secured or unsecured loans with fixed, floating, or variable interest rates; (iii) convertible securities; (iv) collateralized debt, bond and loan obligations; (v) bank and corporate debt obligations; (vi) securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), and securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia); (vii) preferred securities and trust preferred securities; (viii) structured securities, including credit-linked notes; and/or (ix) listed and unlisted, public and private, rated and unrated debt instruments and other obligations, including those of financially troubled companies (sometimes known as “distressed securities” or “defaulted securities”).
The Fund may invest in instruments and obligations directly, or indirectly by investing in derivative or synthetic instruments, including, without limitation, credit default swaps (including credit default swaps on credit related indices) and loan credit default swaps. The Fund will opportunistically seek short exposures to credit related instruments through the use of such derivatives or synthetic instruments, including, but not limited to, credit default swaps (including credit default swaps on credit related indices).
The Fund intends to implement short positions for hedging purposes or to seek to enhance absolute return, and may do so by using swaps or futures, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may buy credit default swaps. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security (or group of securities). When the Fund is the buyer of a credit default swap (buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund may invest in U.S. dollar denominated as well as non-U.S. dollar denominated (foreign) securities. The Fund may also hold cash, and/or invest in cash equivalents.
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There is no minimum credit rating for instruments in which the Fund may invest, and the Fund may invest without limitation in securities below investment grade. Non-investment grade fixed income securities (commonly known as “junk bonds”) are rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality. The Fund may also invest in credit instruments of any maturity or duration.
When making investments, the Investment Adviser seeks to identify securities that are both fundamentally mispriced and have a potential catalyst for value creation. Within this universe, the Investment Adviser seeks perceived risk-adjusted return opportunities with a focus on:
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Asymmetric return profile (i.e., upside versus downside potential);
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Relative value analysis and impact on the current portfolio;
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Technical dynamics in the market (i.e., understanding the price movements in the market relative to supply and demand); and
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Overall risk/return potential.
The Fund employs a sell discipline aimed at minimizing losses. Although the portfolio management team considers many factors when implementing trades, there are three primary reasons why the Fund would exit an investment or trade:
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Position Target Achieved—Position targets are established at the time of investment and monitored on both an absolute and relative value basis. An asset is typically sold as it approaches the target, unless changes in circumstances dictate a revised target.
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Credit Profile Change/Credit Event—The loss of (or change to) a catalyst or change in fundamentals which no longer support the initial investment decision will cause the team to exit a position.
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Portfolio Re-Allocation—Each position is monitored on a relative value basis versus other holdings and market opportunities. Positions are sold or reduced to maintain proper portfolio diversification.
The Investment Adviser employs a fundamental investment process that may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
The Fund seeks an absolute return comprised of income and capital appreciation. Absolute return performance may be uncorrelated to fixed income and equity markets over the long-term. The Fund’s investment strategies are intended to reduce volatility (i.e., the Fund may be less impacted by market fluctuations in rising and falling market conditions).
The Fund’s benchmark index is the ICE Bank of America Merrill Lynch Three-Month US Treasury Bill Index.
Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved. Moreover, certain investment techniques which the Fund may employ in its investment program can substantially increase the adverse impact to which the Fund’s investments may be subject. There is no assurance that the investment processes of the Fund will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of the Fund will be exercised in a manner that is successful or that is not adverse to the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. Investors should carefully consider these risks before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Call/Prepayment Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Collateralized Loan Obligations Risk.  The Fund may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.
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CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over the counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into uncleared OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of  futures, swaps, structured securities (e.g., credit linked notes) and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the London Interbank Offered Rate (“LIBOR”) or Secured Overnight Financing Rate (“SOFR”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
LIBOR is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations. At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023.
The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.
SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.
Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund's investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
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Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Leverage Risk.  Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund's investment portfolio may be subject.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may  not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender or counterparty (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than senior loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
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Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
Short Position Risk. The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited.
Special Situation Investments Risk.  The Fund may make investments in event-driven situations such as recapitalizations, financings, corporate and financial restructurings, acquisitions, divestitures, reorganizations or other situations in public or private companies that may provide the Fund with an opportunity to provide debt and/or equity financing, typically on a negotiated basis. The Investment Adviser will seek special situation investment opportunities with limited downside risk relative to their potential upside. These investments are complicated and an incorrect assessment of the downside risk associated with an investment could result in significant losses to the Fund.
Swaps Risk.  In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities  issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares compare to those of a broad-based securities market index. Effective at the close of business on March 21, 2014, the Goldman Sachs Credit Strategies Fund (the “Predecessor Fund”), a closed-end management investment company that was operated as an “interval fund,” was reorganized into the Fund, with shareholders of the Predecessor Fund receiving Institutional Shares of the Fund upon consummation of the reorganization. Because the Predecessor Fund is the accounting survivor, the Fund has assumed the Predecessor Fund’s historical performance. Therefore, the Fund’s performance information for the period prior to March 24, 2014 shown below is that of the Predecessor Fund and performance information prior to this date reflects the Predecessor Fund’s investment strategies and policies. The Fund’s current investment strategies and policies, including the ability to implement short positions, are different from those of the Predecessor Fund. As a result, the Fund’s performance may differ substantially from the performance information shown below for the period prior to March 24, 2014.
Past performance of the Fund, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.
The bar chart (including “Best Quarter” and “Worst Quarter” information) does not reflect the sales loads applicable to the Predecessor Fund prior to March 24, 2014. If the sales loads were reflected, returns would be less. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
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CALENDAR YEAR (INSTITUTIONAL)

	Returns	Quarter ended
Year-to-Date Return	-10.29%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	9.38%	June 30, 2020
Worst Quarter Return	-8.26%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021*
	1 Year	5 Years	10 Years	Inception Date
Class A Shares				4/30/2014
Returns Before Taxes	2.27%	2.91%	3.10%
Class C Shares				4/30/2014
Returns Before Taxes	1.50%	2.14%	2.33%**
Institutional Shares				3/24/2014
Returns Before Taxes	1.46%	3.02%	3.25%
Returns After Taxes on Distributions	0.35%	1.25%	1.28%
Returns After Taxes on Distributions and Sale of Fund Shares	0.86%	1.52%	1.62%
Investor Shares				4/30/2014
Returns Before Taxes	2.41%	3.14%	3.29%
Class R Shares				4/30/2014
Returns	2.01%	2.65%	2.84%
Class R6 Shares				11/30/2017
Returns Before Taxes	2.61%	3.26%***	3.37%***
ICE Bank of America Merrill Lynch Three-Month US Treasury Bill Index (reflects no deduction for fees or expenses)	0.05%	1.14%	0.63%
*
The average annual total return figures for the Fund’s Shares (other than Class A and Class R6 Shares), which do not impose an initial sales charge, do not reflect an initial sales charge for the periods shown. Prior to March 24, 2014 (the effective date of the reorganization of the Predecessor Fund into the Fund), the maximum initial sales charge applicable to sales of Common Shares of the Predecessor Fund was 2.50%, which is not reflected in the average annual total return figures shown. Class A, Class C, Investor, and Class R Shares commenced operations on April 30, 2014, and Institutional Shares commenced operations on March 24, 2014. Prior to April 30, 2014, the performance of the Class A, Class C, Investor, and Class R Shares is that of the Institutional Shares (for the period between March 24, 2014 and April 30, 2014) and that of the Predecessor Fund’s Common Shares (for the period prior to March 24, 2014). Prior to March 24, 2014, the performance of the Institutional Shares is that of the Predecessor Fund’s Common Shares. Performance has been adjusted for the Class A, Class C and Class R Shares to reflect the fees of these share classes. Performance has not been adjusted for the Institutional and Investor Shares to reflect the fees of these share classes, however, if performance had been adjusted, it would have been higher than that of the Common Shares.
The Predecessor Fund commenced operations on June 15, 2009.
**
Class C Shares automatically convert into Class A Shares eight years after the purchase date. The 10-Year performance for Class C Shares does not reflect the conversion to Class A Shares after the first eight years of performance.
***
Class R6 Shares commenced operations on November 30, 2017. Prior to that date, the performance of Class R6 Shares shown in the table above is that of Institutional Shares (for the period between March 24, 2014 and November 30, 2017) and of the Predecessor Fund’s Common Shares (for the period prior to March 24, 2014). Performance has not been adjusted to reflect the lower expenses of Class R6 Shares. Class R6 Shares would have had higher returns because: (i) Institutional Shares and Class R6 Shares represent interests in the same portfolio of securities; and (ii) Class R6 Shares have lower expenses.
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The after-tax returns are for Institutional Shares only. The after-tax returns for Class A, Class C, Investor and Class R6 Shares, and returns for Class R Shares (which are offered exclusively to employee benefit plans) will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, has managed the Fund since 2019; Michael McGuiness, Vice President, Head of High Yield and Bank Loan research and a portfolio manager within Global Fixed Income, has managed the Fund since 2019; and Aakash Thombre, Vice President, has managed the Fund since 2021.
Buying and Selling Fund Shares
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or institutional investors or certain wrap account sponsors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Investor, Class R and Class R6 Shares, except for certain institutional investors who purchase Class R6 Shares directly with the Fund’s transfer agent for which the minimum initial investment is $5,000,000. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Investor, Class R or Class R6 shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain intermediaries that have a relationship with Goldman Sachs& Co. LLC (“Goldman Sachs”), including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”).
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through an Intermediary, the Fund and/or its related companies may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.
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Investment Management Approach

INVESTMENT OBJECTIVE
The Fund seeks an absolute return comprised of income and capital appreciation.
The Fund’s investment objective may be changed without shareholder approval upon 60 days notice.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will seek to achieve its investment objective through long and short exposures to “credit related instruments.” Under normal market conditions, the Fund will invest at least 80% of its Net Assets in the following credit related instruments: (i) fixed rate and floating rate income securities; (ii) loans and loan participations including: (a) Senior Loans, (b) Second Lien Loans and (c) other types of secured or unsecured loans with fixed, floating, or variable interest rates; (iii) convertible securities; (iv) collateralized debt, bond and loan obligations; (v) bank and corporate debt obligations; (vi) U.S. Government Securities, and securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia); (vii) preferred securities and trust preferred securities; (viii) structured securities, including credit-linked notes; and/or (ix) listed and unlisted, public and private, rated and unrated debt instruments and other obligations, including those of financially troubled companies (sometimes known as “distressed securities” or “defaulted securities”).
The Fund may invest in instruments and obligations directly, or indirectly by investing in derivative or synthetic instruments, including, without limitation, credit default swaps (including credit default swaps on credit related indices) and loan credit default swaps. The Fund will opportunistically seek short exposures to credit related instruments through the use of such derivatives or synthetic instruments, including, but not limited to, credit default swaps (including credit default swaps on credit related indices).
The Fund intends to implement short positions for hedging purposes or to seek to enhance absolute return, and may do so by using swaps or futures, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may buy credit default swaps. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security (or group of securities). When the Fund is the buyer of a credit default swap (buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund may invest in U.S. dollar denominated as well as non-U.S. dollar denominated (foreign) securities. The Fund may also hold cash, and/or invest in cash equivalents.
There is no minimum credit rating for instruments in which the Fund may invest, and the Fund may invest without limitation in securities below investment grade. Non-investment grade fixed income securities (commonly known as “junk bonds”) are rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. The Fund may also invest in credit instruments of any maturity or duration.
The Fund’s benchmark index is the ICE Bank of America Merrill Lynch US Dollar 3-Month Treasury Bill Total Return Index.
The Fund seeks an absolute return comprised of income and capital appreciation. Absolute return performance may be uncorrelated to fixed income and equity markets over the long term. The Fund’s investment strategies are intended to reduce volatility (i.e., the Fund may be less impacted by market fluctuations in rising and falling market conditions).
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in U.S. Government Securities, commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s, or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of
9

comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
Fixed Income Investment Philosophy:
Investment ideas are generated internally through collaborative interactions between portfolio managers, research analysts and traders and are supported by in-depth fundamental research. Ideas may also emanate from a multitude of external sources including capital market dialogues, collaborative broker-dealer relationships, industry networks, company management teams and macro credit views. Investment ideas begin with the development of an investment thesis and are supported by a fundamental view.
In-depth, bottom-up fundamental research is the foundation of our investment process. No one factor is determinative in the fundamental credit analysis and portfolio construction process.
Our investment process consists of four key steps, as outlined below:
Step 1: Idea Generation
◼
Our investment process begins with independent idea generation
◼
Every member of our investment team contributes to the research process, creating hypotheses and formulating ideas
◼
Investment ideas are generated internally through collaborative interactions between portfolio managers, research analysts and traders
◼
Our analysts’ diverse backgrounds and networks create an opportunistic universe
◼
Ideas may also emanate from a multitude of external sources including capital market dialogues, collaborative broker-dealer relationships, industry networks, company management teams and macro credit views
◼
Investment ideas begin with the development of an investment thesis and are supported by a fundamental view
Step 2: Research and Analysis
◼
We consider a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors (as discussed further below)
◼
Once an investment idea has been generated and an investment thesis has been formed, analysts work very closely with portfolio managers in refining their investment theses through rigorous bottom-up research
◼
Our research process focuses on developing a deep understanding of business drivers, regulatory risks and the capital structure
◼
We seek “value with a catalyst” in every position. The credit research process is aimed at gaining a thorough understanding of enterprise value while uncovering potential catalysts for value creation
◼
Every corporate bond in the portfolio has undergone our thorough credit research process
◼
Frequently, our bottom-up analysis of individual issuers will lead us to uncover market inefficiencies which apply to other individual issuers within our investment universe
Step 3: Trade Implementation
◼
For every investment, we seek to understand the upside potential versus the downside risks
◼
In addition, the portfolio management team considers important factors such as instrument and market liquidity, technical dynamics in the market, impact on the current portfolio, overall risk/return potential, and attractiveness of the position relative to others, among others considerations
◼
We seek to construct a portfolio that consists of the team’s investment ideas on a risk-adjusted basis
Step 4: Hedging, Risk Measurement and Monitoring
◼
Ongoing risk management and portfolio monitoring are critical to the team’s investment process
◼
Our hedging philosophy is centered on the preservation of capital and minimizing the beta (or market exposure) of the Fund’s investment returns to those of the overall fixed income market. Portfolio managers evaluate hedging as part of the regular portfolio management process on an ongoing basis
◼
The team uses a multi-layered approach to risk management that begins with the portfolio management team. We use a combination of sensible qualitative metrics and sophisticated quantitative tools
◼
Portfolio risk management is supplemented by firmwide risk management, which independently establishes and enforces portfolio guidelines, processes and limits
Fundamental investment process—As part of its fundamental investment process, the portfolio management team may integrate ESG factors alongside traditional fundamental factors to seek to: (i) determine whether a particular fixed income security and/or sector is suitable and attractively priced for investment and (ii) assess their potential impact on the credit quality and spreads of a particular fixed income security. Traditional fundamental factors that the portfolio management team may consider include, but are not limited to, leverage, earnings, enterprise value, industry trends and macroeconomic factors. ESG factors that the portfolio management team
10

Investment Management Approach
may consider include, but are not limited to, physical risk (e.g., wildfires, floods, droughts and rising sea levels), carbon intensity and emissions profiles, workplace health and safety, cyber risk, social unrest and equity, governance practices and stakeholder relations, employee relations, board structure and management incentives. The identification of a risk related to an ESG factor will not necessarily exclude a particular fixed income security and/or sector that, in the portfolio management team’s view, is otherwise suitable and attractively priced for investment, and the portfolio management team may invest in a security or sector without integrating ESG factors or considerations into its fundamental investment process. The relevance of specific traditional fundamental factors and ESG factors to the fundamental investment process varies across asset classes, sectors and strategies. The portfolio management team may utilize data sources provided by third-party vendors and/or engage directly with issuers when assessing the above factors. The portfolio management team employs a fundamental investment process that considers a wide range of factors, and no one factor or consideration is determinative.
References in the Prospectus to the Fund’s benchmark are for informational purposes only and are not necessarily an indication of how the Fund is managed. The Fund’s risk profile is different from that of its benchmark and, as a result, the performance of the Fund may not correlate with that of the benchmark.
ADDITIONAL FEES AND EXPENSES INFORMATION
Differences in the “Expense Limitation” ratios across the Fund’s share classes are the result of, among other things, the effect of mathematical rounding on the daily accrual of expense reimbursement, particularly, in respect to share classes with small amounts of assets.
Differences in the “Other Expenses” ratios across the Fund’s share classes are the result of, among other things, contractual differences in transfer agency fees and/or the effect of mathematical rounding on the daily accrual of certain expenses, particularly in respect to share classes with small amounts of assets.
Acquired Fund Fees and Expenses reflect the expenses (including the management fee) borne by the Fund through its ownership of shares in other investment companies.
ADDITIONAL PERFORMANCE INFORMATION
Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of the Fund’s Summary section are applicable only to the time period covered by the bar chart.
These definitions apply to the after-tax returns shown in the “Performance” section of the Fund’s Summary section.
Average Annual Total Returns Before Taxes.  These returns do not reflect taxes on distributions on the Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.
Average Annual Total Returns After Taxes on Distributions.  These returns assume that taxes are paid on distributions on the Fund’s Institutional Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Institutional Shares at the end of the performance period.
Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares.  These returns reflect taxes paid on distributions on the Fund’s Institutional Shares and taxes applicable when the shares are redeemed (sold).
Note on Tax Rates.  The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.
OTHER INVESTMENT PRACTICES AND SECURITIES
Although the Fund’s principal investment strategies are described in the Fund’s Summary—Principal Strategy section of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objectives. Numbers in these tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund
11

publishes on its website selected portfolio holdings information as of the end of each month subject to a fifteen day lag between the date of the information and the date on which the information is disclosed. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.
12

Investment Management Approach

10  Percent of total assets (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted
Long Short Credit Strategies Fund
Investment Practices
Borrowings	33 1∕3
Credit, Correlation, Currency, Equity, Index, Inflation, Inflation Asset, Interest Rate, Mortgage, Total Return, Variance and Volatility Swaps (and options on swaps)[1]	•
Cross Hedging of Currencies	•
Custodial Receipts and Trust Certificates	•
Foreign Currency Transactions (including forward contracts)	•
Futures Contracts and Options and Swaps on Futures Contracts	•
Illiquid Investments*	15
Interest Rate Caps, Floors and Collars	•
Investment Company Securities (including ETFs)[2]	10
Mortgage Dollar Rolls	•
Options[3]	•
Options on Foreign Currencies[4]	•
Preferred Stock	•
Repurchase Agreements	•
Reverse Repurchase Agreements	•
Short Sales	•
Standby Commitments and Tender Bond Options	•
When-Issued Securities and Forward Commitments	•
*
Illiquid investments are any investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
1
The Fund may not enter into correlation, inflation, inflation asset, variance and volatility swaps.
2
This percentage limitation does not apply to the Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the Investment Company Act or rules, regulations or exemptive relief thereunder.
3
The Fund may sell call and put options and purchase call and put options on securities and securities indices in which it may invest.
4
The Fund may purchase and sell call and put options on foreign currencies.
13

10 Percent of total assets (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted
Long Short Credit Strategies Fund
Investment Securities
Asset-Backed Securities	•
Bank Obligations	•
Collateralized Debt Obligations	•
Commodity-Linked Derivative Instruments	•
Convertible Securities	•
Corporate Debt Obligations and Trust Preferred Securities	•
Emerging Country Securities	•
Equity Investments	•
Fixed Income Securities	•
Floating and Variable Rate Obligations	•
Foreign Government Securities	•
Foreign Securities[1]	•
Loans and Loan Participations	•
Mortgage-Related Securities
Adjustable Rate Mortgage Loans	•
Collateralized Mortgage Obligations	•
Fixed Rate Mortgage Loans	•
Government Issued Mortgage-Backed Securities	•
Multiple Class Mortgage-Backed Securities	•
Privately Issued Mortgage-Backed Securities	•
Stripped Mortgage-Backed Securities	•
Municipal Securities	•
Non-Investment Grade Fixed Income Securities	•
Preferred Stock, Warrants and Rights	•
Real Estate Investment Trusts	•
Structured Securities (which may include credit linked notes)	•
Temporary Investments	•
U.S. Government Securities	•
Yield Curve Options and Inverse Floating Rate Securities	•
1
Includes issuers domiciled in one country and issuing securities denominated in the currency of another.
14

Risks of the Fund
Loss of money is a risk of investing in the Fund. The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund. The investment program of the Fund is speculative, entail substantial risks and include alternative investment techniques not employed by traditional mutual funds. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved. Moreover, certain investment techniques which the Fund may employ in its investment program can substantially increase the adverse impact to which the Fund’s investments may be subject. There is no assurance that the investment processes of the Fund will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of the Fund will be exercised in a manner that is successful or that is not adverse to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. Investors should carefully consider these risks before investing.
15

✓ Principal Risk • Additional Risk	Long Short Credit Strategies Fund
Call/Prepayment	✓
Collateralized Loan Obligations and Other Collateralized Debt Obligations	✓
Commodity Sector	•
Contingent Convertible Instruments	•
Counterparty	✓
Credit/Default	✓
Cybersecurity	•
Derivatives	✓
Distressed Debt	•
Emerging Countries	•
ESG Integration	•
Extension	•
Floating and Variable Rate Obligations	✓
Foreign	✓
Interest Rate	✓
Large Shareholder Transactions	✓
Leverage	✓
Liquidity	✓
Loan-Related Investments	✓
Management	✓
Market	✓
Mortgage-Backed and Other Asset-Backed Securities	•
Municipal Securities	•
NAV	•
Non-Hedging Foreign Currency Trading	•
Non-Investment Grade Fixed Income Securities	✓
Other Investment Companies	✓
Portfolio Turnover Rate	✓
Short Position	✓
Sovereign Default	•
Economic	•
Political	•
Repayment	•
Special Situations Investments	✓
Stock	•
Swaps	✓
U.S. Government Securities	✓
◼
Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
◼
Collateralized Loan Obligations and Other Collateralized Debt Obligations Risk—The Fund may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund.
16

Risks of the Fund
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Tranches are categorized as senior, mezzanine and subordinated/ equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying collateral and may be rated investment grade. Despite the protection from the equity and mezzanine tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Typically, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid investments and may have limited independent pricing transparency. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CLOs may be characterized by the Fund as liquid investments.
The Fund may also invest in collateralized debt obligations (“CDOs”), which are structured similarly to CLOs, but are backed by pools of assets that are debt securities (rather than being limited only to loans), typically including bonds, other structured finance securities (including other asset-backed securities and other CDOs) and/or synthetic instruments. Like CLOs, the risks of an investment in a CDO depend largely on the type and quality of the collateral securities and the tranche of the CDO in which the Fund invests. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.
◼
Commodity Sector Risk—Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, business, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Commodity-linked investments are often offered by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate. Although investments in commodities typically move in different directions than traditional equity and debt securities, when the value of those traditional securities is declining due to adverse economic conditions, there is no guarantee that these investments will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
◼
Contingent Convertible Instruments Risk—Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, among others, loss absorption risk, risk as subordinated instruments, and risk that its market value will fluctuate based on unpredictable factors.
◼
Counterparty Risk—Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with certain OTC transactions. Therefore, in those instances in which the Fund enters into certain OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses. However, recent regulatory developments require margin on certain uncleared OTC transactions which may reduce, but not eliminate, this risk.
◼
Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality
17

of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holdings may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
◼
Cybersecurity Risk—The Fund may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV; and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Cyber-attacks affecting the Fund or its Investment Adviser, custodian, Transfer Agent, or other third-party service providers may adversely impact the Fund and its shareholders.
◼
Derivatives Risk—The Fund’s use  of forwards, options, futures, swaps, options on swaps, structured securities (e.g., credit linked notes) and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for both hedging and non-hedging purposes.
The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.
As an investment company registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A. As discussed in more detail in Appendix A and the SAI, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed therein.
◼
Distressed Debt Risk—The Fund may invest in securities and other obligations of financially troubled companies (sometimes known as “distressed securities”), including stressed, distressed and bankrupt issuers and debt obligations that are in covenant or payment default. Many distressed securities are illiquid or trade in low volumes and thus may be more difficult to value accurately. They generally are considered speculative. In any investment involving distressed securities, there exists the risk that the transaction involving such debt securities will be unsuccessful. Distressed securities might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that the Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.
18

Risks of the Fund
◼
Emerging Countries Risk—Investments in securities of issuers located in, or otherwise economically tied to, emerging countries are subject to the risks associated with investments in foreign securities. The securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, and have smaller market capitalizations. In addition, emerging markets and frontier countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging and frontier market countries, which could negatively affect the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of sanctions or exchange controls (including repatriation restrictions). The legal remedies for investors in emerging and frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. These risks are not normally associated with investments in more developed countries. For more information about these risks, see Appendix A.
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ESG Integration Risk—The Investment Adviser employs a fundamental investment process that may integrate ESG factors with traditional fundamental factors. The relevance and weightings of specific ESG factors to or within the fundamental investment process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When integrating ESG factors into the investment process, the Investment Adviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the Investment Adviser believes that the integration of material ESG factors into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the integration of ESG factors will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Investment Adviser’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
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Extension Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.
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Floating and Variable Rate Obligations Risks—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR or SOFR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023. The unavailability  or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV.
SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.
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Foreign Risk—When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or
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efficient trading markets; greater volatility; and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. The Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country, or geographic region due to, among other things, heightened risks regarding sanctions, repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Geopolitical developments in certain countries in which the Fund may invest have caused, or may in the future cause, significant volatility in financial markets. For example, the United Kingdom ("UK") withdrew from the European Union ("EU") on January 31, 2020 (commonly known as “Brexit”), which has resulted in ongoing market volatility and caused additional market disruption on a global basis. The UK and the EU signed the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and UK’s relationship post Brexit. However, under the TCA, many aspects of the EU-UK relationship remain subject to further negotiation. Although the full effects of Brexit are unknown at this time, Brexit may continue to result in fluctuations of exchange rates, increased illiquidity, inflation, and changes in legal and regulatory regimes to which certain of the Fund’s assets are subject. These and other geopolitical developments, including ongoing region armed conflict in Europe, could negatively impact the value of the Fund’s investments.
The Fund's investments in foreign securities may also be subject to foreign currency risk, as described above, the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund may have exposure to foreign currencies) to decline in value. Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries. For more information about these risks, see Appendix A.
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Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Although interest rates in the United States remain at relatively low levels, they are expected to increase in the future. Certain countries have experienced negative interest rates on certain fixed-income instruments. Changing interest rates may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.
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Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
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Risks of the Fund
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Leverage Risk—Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of the Fund's investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund's investment portfolio may be subject.
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Liquidity Risk—The Fund may invest in securities or instruments that trade in lower volumes, that are less liquid than other investments and/or that may become illiquid or less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to decreased liquidity.
Because the Fund may invest in non-investment grade fixed income securities and/or emerging country issuers, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events (including periods of rapid interest rate changes), or adverse investor perceptions, whether or not accurate.
Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in the Prospectus or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. While the Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If the Fund is forced to sell investments at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund's NAV and dilute remaining investors’ interests.
Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund's shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund's liquidity risk and may impact the Fund's NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, certain participating insurance companies, accounts or Goldman Sachs affiliates and other shareholders, whose buy-sell decisions are controlled by a single decision-maker.
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Loan-Related Investments Risk—In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities and the Investment Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the Fund to realize full value in the event of the need to sell a loan investment may be impaired by the lack of an active trading market for certain loans or adverse market conditions limiting liquidity. Loan obligations are not traded on an exchange, and purchasers and sellers rely on certain market makers, such as the administrative agent for the particular loan obligation, to trade that loan obligation. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund's redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from a credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement,
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which will generally incur additional costs (although expedited trade settlement will not always be available). The Fund may also hold a larger position in cash and cash items to limit the impact of extended trade settlement periods, which may adversely impact the Fund's performance. In addition, substantial increases in interest rates may cause an increase in loan obligation defaults.
Affiliates of the Investment Adviser may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of such affiliates in the loan markets may restrict the Fund's ability to acquire certain loans, affect the timing of such acquisition, or affect the price at which the loan is acquired.
With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well and the ability of the lender to enforce appropriate credit remedies against the borrower. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Nevertheless, Senior Loans are usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
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Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
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Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund's investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund's exposure to risk of loss from adverse developments affecting those sectors or countries.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
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Mortgage-Backed and Other Asset-Backed Securities Risk—Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments.
The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may invest in mortgage-backed securities issued by the U.S. Government (see “U.S. Government Securities Risk”). To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the
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Risks of the Fund
mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages or during periods of rising interest rates. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.
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Municipal Securities Risk—Municipal securities are subject to call/prepayment risk, credit/default risk, extension risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Specific risks are associated with different types of municipal securities.With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default.
With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
Municipalities continue to experience difficulties in the current economic and political environment.
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NAV Risk—The net asset value  of the Fund and the value of your investment will fluctuate.
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Non-Hedging Foreign Currency Trading Risk—The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Fund. Some of the transactions may also be subject to interest rate risk.
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Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Fund may purchase the securities or obligations of issuers that are in default.
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Other Investment Companies Risk—By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
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Portfolio Turnover Rate Risk—The Fund may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
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Short Position Risk—The Fund may use derivatives, including options, futures and swaps, to implement short positions, and may engage in short selling. Taking short positions and short selling involve leverage of the Fund’s assets and present various risks. If the value of the instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to
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the increase in value from the time that the short position was entered into plus any premium and interest paid to a third party. Therefore, taking short derivative positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the counterparty to the short transaction may fail to honor its contract terms, causing a loss to the Fund.
In order to establish a short position in a financial instrument, the Fund must first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available instruments or for other reasons.
After selling a borrowed financial instrument, the Fund is then obligated to “cover” the short sale by purchasing and returning the instrument to the lender on a later date. The Fund cannot guarantee that the financial instrument necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, the Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing a financial instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. The potential loss on a short sale may, with respect to certain instruments (e.g., equities, swap options), be unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. If the price of a borrowed financial instrument declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender.
While the Fund has an open short position, it is subject to the risk that the financial instrument’s lender will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If this happens, the Fund may be required to buy the replacement instrument immediately at the instrument’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.
Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while a loan is outstanding. In addition, to borrow a financial instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
Until the Fund replaces a borrowed instrument, the Fund may be required to maintain short sale proceeds with the lending broker as collateral. Moreover, the Fund may be required to make margin payments to the lender during the term of the borrowing if the value of the security it borrowed (and sold short) increases. Thus, short sales involve credit exposure to the broker that executes the short sales. In the event of the bankruptcy or other similar insolvency with respect to a broker with whom the Fund has an open short position, the Fund may be unable to recover, or delayed in recovering, any margin or other collateral held with or for the lending broker. In addition, the Fund is required to identify on its books, liquid assets (less any additional collateral held by the broker, not including short sale proceeds) to cover short sale obligations, marked-to-market daily. The requirement to identify liquid assets limits the Fund’s leveraging of investments and the related risk of losses from leveraging. However, such identification may also limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
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Sovereign Default Risk—The issuer of non-U.S. sovereign debt held by the Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of borrowing rates, foreign debt or foreign currency exchange rates.
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Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
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Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, the imposition of international sanctions, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
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Repayment Risk—A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high borrowing rates (which may increase in market environments where interest rates are rising), high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.
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Special Situation Investments Risk—The Fund may make investments in event-driven situations such as recapitalizations,
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Risks of the Fund
financings, corporate and financial restructurings, acquisitions, divestitures, reorganizations or other situations in public or private companies that may provide the Fund with an opportunity to provide debt and/or equity financing, typically on a negotiated basis. The Investment Adviser will seek special situation investment opportunities with limited downside risk relative to their potential upside. These investments are complicated and an incorrect assessment of the downside risk associated with an investment could result in significant losses to the Fund.
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Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the stock prices of such companies may suffer a decline in response.
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Swaps Risk—The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The Fund’s transactions in swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in securities and short sales.
Transactions in swaps can involve greater risks than if the Fund had invested in securities directly since, in addition to general market risks, swaps may be leveraged and subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if the Fund invests in cleared swaps, which are transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Because uncleared, bilateral swap agreements are two-party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap (including any margin the Fund may have posted in connection with establishing the swap position) in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Investment Adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a swap and a security position may be impossible to achieve. As a result, the Investment Adviser’s use of swaps may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
◼
U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities  issued by those agencies, instrumentalities and sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.
More information about the Fund’s portfolio securities and investment techniques, and its associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.
25

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, NY 10282	Long Short Credit Strategies
GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of March 31, 2022, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $2.13 trillion.
The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants (“FCMs”) or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.
The Investment Adviser also performs the following additional services for the Fund (to the extent not performed by others pursuant to agreements with the Fund):
◼
Supervises all non-advisory operations of the Fund
◼
Provides personnel to perform necessary executive, administrative and clerical services to the Fund
◼
Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
◼
Maintains the records of the Fund
◼
Provides office space and all necessary office equipment and services
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
From time to time, Goldman Sachs or its affiliates may invest “seed” capital in the Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in the Fund by, among other things, taking an offsetting position in the benchmark of the Fund.
MANAGEMENT FEES AND OTHER EXPENSES
As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of the Fund’s average daily net assets):
Fund:	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended March 31, 2022*
Long Short Credit Strategies	1.00%	First $1 Billion	0.99%
	0.90%	Next $1 Billion
	0.86%	Next $3 Billion
	0.84%	Next $3 Billion
26

Service Providers
Fund:	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended March 31, 2022*
	0.82%	Over $8 Billion
*
The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.
The Investment Adviser has agreed to waive a portion of its management fee  payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any affiliated funds in which the Fund invests. The management fee waiver will remain in effect through at least July 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.
In addition to the management fee waiver described above, the Investment Adviser may waive an additional portion of its management fee, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangement in place.
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.094% of average daily net assets for the Fund, through at least July 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2021 is available in the Fund’s semi-annual report for the period ended September 30, 2021. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2022 will be available in the Fund’s semi-annual report for the period ended September 30, 2022.
FUND MANAGERS
Fixed Income Portfolio Management Team
The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund’s portfolio managers' individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Fund’s portfolios.
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Aakash Thombre Vice President	Portfolio Manager— Long Short Credit Strategies	Since 2021	Mr. Thombre is a portfolio manager specializing in multi-sector credit, high yield, bank loan, and emerging market corporate debt. He joined the Investment Adviser in 2007.
Michael McGuiness Vice President, Head of Opportunistic Corporate Credit within Global Fixed Income	Portfolio Manager— Long Short Credit Strategies	Since 2019
Mr. McGuiness is the Head of Opportunistic Corporate Credit and a
portfolio manager within Global Fixed Income. Prior to joining the
Investment Adviser in 2015, Mr. McGuiness was a partner and
portfolio manager with a focus on credit selection at Taurasi Capital
Management, Battleground Capital Management, Ore Hill Partners,
and W.R. Huff Asset Management.

Ashish Shah Managing Director, Co-Chief Investment Officer, Global Fixed Income	Portfolio Manager— Long Short Credit Strategies	Since 2019
Mr. Shah is Co-Chief Investment Officer of Global Fixed Income,
Global Head of Corporate Credit and Head of the Cross-Sector
Strategy within Fixed Income. Mr. Shah joined the Investment
Adviser in 2018. Mr. Shah was previously at AllianceBernstein from 2010 to 2018, where he was most recently the Head of Fixed
Income and Chief Investment Officer of Global Credit.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.
27

DISTRIBUTOR AND TRANSFER AGENT
Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.
For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to Class R6 Shares, to 0.04% of average daily net assets with respect to the Institutional Shares and 0.12% of average daily net assets with respect to the Class A, Class C, Investor and Class R Shares.
From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.
ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS
The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund directly and indirectly invest. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
The Fund will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.
28

Distributions
The Fund pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:
◼
Cash
◼
Additional shares of the same class of the same  Fund
◼
Shares of the same or an equivalent class of another fund managed by the Investment Adviser and/or certain of its advisory affiliates (each, a “Goldman Sachs Fund”). Special restrictions may apply. See the SAI.
You may indicate your election on your account application. Any changes may be submitted in writing or via telephone, in some instances, to the Transfer Agent (either directly or through your Intermediary) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the Fund. If cash distributions are elected with respect to the Fund’s distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s annual distributions.
The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.
Distributions from net investment income and distributions from net capital gains, if any, are normally declared and paid as follows:
	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid
Long Short Credit Strategies	Daily	Monthly	Annually
In addition, the Fund may occasionally make a distribution at a time when it is not normally made.
In addition to the net investment income dividends declared daily and paid monthly, the Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.
From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (“GAAP”).
When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.
29

Shareholder Guide
The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund's shares.
How To Buy Shares
Shares Offering
Shares of the Fund are continuously offered through the Distributor. The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.
How Can I Purchase Shares Of The Fund?
You may purchase shares of the Fund through certain intermediaries that have a relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”). Certain Intermediaries have been authorized by Goldman Sachs Trust (the “Trust”) to accept purchase, redemption or exchange orders on behalf of the Fund for their customers (“Authorized Institutions”), and if approved by the Fund, may designate other financial intermediaries to accept such orders. You should contact your Intermediary to learn whether it is authorized to accept orders on behalf of the Fund (i.e., an Authorized Institution). In order to make an initial investment in the Fund you must furnish to your Intermediary the information in the account application.
The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact your Intermediary to discuss which share class option is right for you.
Note: Intermediaries may receive different compensation for selling different share classes.
To open an account, contact your Intermediary. Customers of an Intermediary will normally give their order instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. Intermediaries are responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from their customers. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent by an Intermediary on a timely basis.
The Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by the Transfer Agent (or, if applicable, by an Authorized Institution) on a business day, and the order will be priced at the Fund’s current NAV per share (adjusted for any applicable sales charge) next determined after acceptance by the Transfer Agent (or, if applicable, by an Authorized Institution). For shareholders that place trades directly with the Fund’s Transfer Agent, proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Intermediaries of the Fund may have different requirements regarding what constitutes proper form for trade instructions. Please contact your Intermediary for more information.
For purchases by check, the Fund will not accept checks drawn on foreign banks, third party checks, temporary checks, cash or cash equivalents; e.g., cashier’s checks, official bank checks, money orders, traveler’s cheques or credit card checks. In limited situations involving the transfer of retirement assets, the Fund may accept cashier’s checks or official bank checks.
Investor and Class R Shares are not sold directly to the public. Instead, Investor and Class R Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Investor Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Intermediary that has entered into a contractual relationship with Goldman Sachs to offer such shares through such programs (“Eligible Fee-Based Program”). Investor and Class R Shares are not available to traditional and Roth Individual Retirement Accounts (“IRAs”), SEPs and SARSEPs; except that Investor Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program. Employee Benefit Plans and Eligible Fee-Based Programs must purchase Investor or Class R Shares through an Intermediary using a plan level or omnibus account.
Employee Benefit Plans generally may open an account and purchase Investor and/or Class R Shares through Intermediaries, financial planners, Employee Benefit Plan administrators and other financial intermediaries. Investor and/or Class R Shares may not be available through certain Intermediaries.
30

Shareholder Guide
Class R6 Shares are generally available to the following investors who purchase shares of the Fund through certain Intermediaries that have a contractual relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions, using a plan level or omnibus account, unless otherwise noted below.
◼
Investors who purchase Class R6 Shares through an Eligible Fee-Based Program;
◼
Employee Benefit Plans;
◼
Registered investment companies or bank collective trusts investing directly with the Transfer Agent;
◼
Institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities, investing at least $5,000,000 directly with the Transfer Agent; and
◼
Other investors at the discretion of the Trust’s officers.
Class R6 Shares may not be available through certain Intermediaries. For the purposes of Class R6 Shares eligibility, the term “Intermediary” does not include Goldman Sachs or its affiliates and Class R6 Shares will not be available to clients of Goldman Sachs Private Wealth Management, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware or The Ayco Company, L.P.
What Is My Minimum Investment In The Fund?
For each of your accounts investing in Class A or Class C Shares, the following investment minimums must be met:
	Initial	Additional*
Regular Accounts	$1,000	$50
Employee Benefit Plans	No Minimum	No Minimum
Uniform Gift/Transfer to Minors Accounts (UGMA/UTMA)	$250	$50
Individual Retirement Accounts and Coverdell ESAs	$250	$50
Automatic Investment Plan Accounts	$250	$50
*
No minimum additional investment requirements are imposed with respect to investors trading through Intermediaries who aggregate shares in omnibus or similar accounts (e.g., employee benefit plan accounts, wrap program accounts or traditional brokerage house accounts). A maximum purchase limitation of $1,000,000 in the aggregate normally applies to purchases of Class C Shares across all Goldman Sachs Funds.
For Institutional Shares, the minimum initial investment is $1,000,000 for individual or Institutional Investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates, except that no initial minimum will be imposed on (i) Employee Benefit Plans that hold their Institutional Shares through plan-level or omnibus accounts; or (ii) investment advisers investing for accounts for which they receive asset-based fees where the investment adviser or its Intermediary purchases Institutional Shares through an omnibus account. For this purpose, “Institutional Investors” shall include “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor); corporations; qualified non-profit organizations, charitable trusts, foundations and endowments; any state, county or city, or any instrumentality, department, authority or agency thereof; and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.
No minimum amount is required for initial purchases in Investor, Class R and Class R6 Shares (except as provided below) or additional investments in Institutional, Investor, Class R or Class R6 Shares.
For Class R6 Shares, the minimum initial investment is $5,000,000 for institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities who purchase Class R6 Shares directly with the Transfer Agent.
The minimum investment requirement for Class A, Class C and Institutional Shares may be waived for: (i) Goldman Sachs, its affiliates (including the Trust) or their respective Trustees, officers, partners, directors or employees (including retired employees and former partners), as well as certain individuals related to such investors, including spouses or domestic partners, minor children including those of their domestic partners, other family members residing in the same household, and/or financial dependents, provided that all of the above are designated as such with an Intermediary or the Fund’s Transfer Agent; (ii) advisory clients of Goldman Sachs Private Wealth Management and accounts for which The Goldman Sachs Trust Company, N.A. acts in a fiduciary capacity (i.e., as agent or trustee); (iii) certain mutual fund “wrap” programs at the discretion of the Trust’s officers; and (iv) other investors at the discretion of the Trust’s officers. No minimum amount is required for additional investments in such accounts.
What Should I Know When I Purchase Shares Through An Intermediary?
If shares of the Fund are held in an account maintained and serviced by your Intermediary, all recordkeeping, transaction processing and payments of distributions relating to your account will be performed by your Intermediary, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact your Intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. The transfer of shares from an account with one Intermediary to an account with another Intermediary involves special procedures and may require
31

you to obtain historical purchase information about the shares in the account from your Intermediary. If your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary, the Trust reserves the right to redeem your shares. The Trust will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
Intermediaries that invest in shares on behalf of their customers may charge brokerage commissions or other fees directly to their customer accounts in connection with their investments. You should contact your Intermediary for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.
The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Intermediaries and other persons to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds, except that the Investment Adviser, Distributor and their affiliates do not make such payments on behalf of Class R6 Shares. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. The payments are in addition to the distribution and service fees, service fees and shareholder administration fees and sales charges described in the Prospectus. Such payments are intended to compensate Intermediaries and other persons for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the recipients; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Fund and other Goldman Sachs Funds; the support or purchase of technology platforms/software; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, sponsor various trainings and educational programs. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Intermediaries and other persons for sub-accounting, sub-transfer agency, administrative, shareholder processing and/or recordkeeping services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through the recipients. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports, economic analysis, and portfolio analysis, portfolio construction and similar tools and software. In certain cases, the Intermediaries may not pay for these products or services or may only pay for a portion of the total cost of these products or services. Please refer to the “Payments to Others (Including Intermediaries)” section of the SAI for more information about these and similar payments and services.
The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Intermediary or other person may differ for different Intermediaries and other persons. The presence of these and similar payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or other person to highlight, feature or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your Intermediary, or any other person that provides services to you, for more information about the payments it receives and any potential conflicts of interest.
You may be required to pay a commission directly to a broker or financial intermediary for effecting transactions in Institutional Shares. In addition to Institutional Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance) and are entitled to different services than Institutional Shares. Information regarding these other share classes is included in the Prospectus for the applicable share class and may also be obtained from your Intermediary or from Goldman Sachs by calling the number on the back cover of the Prospectus.
What Else Should I Know About Share Purchases?
The Trust reserves the right to:
◼
Refuse to open an account or require an Intermediary to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport); or (ii) certify that such number or other information is correct (if required to do so under applicable law).
◼
Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.
◼
Close the Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Investment Adviser.
◼
Provide for, modify or waive the minimum investment requirements.
32

Shareholder Guide
◼
Modify the manner in which shares are offered.
◼
Modify the sales charge rate applicable to future purchases of shares.
Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).
The Fund may allow you to purchase shares through an Intermediary with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.
Notwithstanding the foregoing, the Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders.
Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.
Customer Identification Program.  Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with its Customer Identification Program. After accepting an application, to the extent permitted by applicable law or its Customer Identification Program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity or are unable to obtain all required information. The Fund and its agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.
How Are Shares Priced?
The price you pay when you buy shares is the Fund’s next-determined NAV per share (as adjusted for any applicable sales charge) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form. The price you receive when you sell shares is the Fund’s next-determined NAV per share (adjusted for any applicable CDSCs) after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your order in proper form, with the redemption proceeds reduced by any applicable charges (e.g., CDSCs). Each class generally calculates its NAV as follows:
NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class
The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Fund’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of the Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.
Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded.
To the extent the Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.
33

Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.
In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.
Please note the following with respect to the price at which your transactions are processed:
◼
NAV per share of each share class is generally calculated by the Fund’s fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
◼
On any business day when the SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
◼
The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
◼
The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.
Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.
Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.
The Fund relies on various sources to calculate its NAV. The ability of the Fund’s fund accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may
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Shareholder Guide
be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
When Will Shares Be Issued And Dividends Begin To Be Accrued?
Net investment income dividends that are declared daily and paid monthly will begin to be accrued as follows:
◼
Shares Purchased by Federal Funds Wire or ACH Transfer:
◼
If a purchase order is received in proper form before the Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after payment is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.
◼
If a purchase order is placed through an Intermediary that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.
◼
Shares Purchased by Check:
◼
If a purchase order is received in proper form before the Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.
Other dividends or distributions will be distributed annually as a declared event and paid to shareholders of record on the record date for such events.
Common Questions Applicable to the Purchase of Class A Shares
What Is The Offering Price Of Class A Shares?
The offering price of Class A Shares of the Fund is the next determined NAV per share plus an initial sales charge paid to Goldman Sachs at the time of purchase of shares. The sales charge varies depending upon the amount you purchase. In some cases, described below, the initial sales charge may be eliminated altogether, and the offering price will be the NAV per share.
The current sales charges and commissions paid to Intermediaries for Class A Shares of the Fund are as follows:
Amount of Purchase (including sales charge, if any)	Sales Charge as Percentage of Offering Price	Sales Charge as Percentage of Net Amount Invested	Maximum Dealer Allowance as Percentage of Offering Price*
Less than $100,000	3.75%	3.90%	3.25%
$100,000 up to (but less than) $250,000	3.00	3.09	2.50
$250,000 up to (but less than) $500,000	2.50	2.56	2.00
$500,000 up to (but less than) $1 million	2.00	2.04	1.75
$1 million or more	0.00**	0.00**	***

*
Dealer’s allowance may be changed periodically. During special promotions, the entire sales charge may be reallowed to Intermediaries. Intermediaries to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the Securities Act.
**
No sales charge is payable at the time of purchase of Class A Shares of $1 million or more, but a CDSC of 1.00% may be imposed in the event of certain redemptions within 18 months. For more information about Class A Shares’ CDSCs, please see “What Else Do I Need To Know About Class A Shares’ CDSC?” below.
***
The Distributor may pay a one-time commission to Intermediaries who initiate or are responsible for purchases of $1 million or more of shares of the Fund equal to 1.00% of the amount under $3 million, 0.50% of the next $2 million, and 0.25% thereafter. In instances where this one-time commission is not paid to a particular Intermediary (including Goldman Sachs’ Private Wealth Management Unit) the CDSC on Class A Shares, generally, will be waived. The Distributor may also pay, with respect to all or a portion of the amount purchased, a commission in accordance with the foregoing schedule to Intermediaries who initiate or are responsible for purchases by Employee Benefit Plans investing in the Fund which satisfy the criteria set forth below in “When Are Class A Shares Not Subject To A Sales Load?” or $1 million or more by certain “wrap” accounts. Purchases by such plans will be made at NAV with no initial sales charge, but if shares are redeemed within 18 months a CDSC of 1.00% may be imposed upon the plan, the plan sponsor or the third-party administrator. In addition, Intermediaries will remit to the Distributor such payments received in connection with “wrap” accounts in the event that shares are redeemed within 18 months.
Different Intermediaries may impose different sales charges. These variations are described in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.”
You should note that the actual sales charge that appears in your mutual fund transaction confirmation may differ slightly from the rate disclosed above in the Prospectus due to rounding calculations.
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As indicated in the preceding chart, and as discussed further below and in the section titled “How Can The Sales Charge On Class A Shares Be Reduced?” and in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts,” you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, your Intermediary must notify the Fund’s Transfer Agent at the time of your purchase order that a discount may apply to your current purchases. You may also be required to provide appropriate documentation to receive these discounts, including:
(i)
Information or records regarding shares of the Fund or other Goldman Sachs Funds held in all accounts (e.g., retirement accounts) of the shareholder at all Intermediaries; or
(ii)
Information or records regarding shares of the Fund or other Goldman Sachs Funds held at any Intermediary by related parties of the shareholder, such as members of the same family or household.
What Else Do I Need To Know About Class A Shares’ CDSC?
Purchases of $1 million or more of Class A Shares will be made at NAV with no initial sales charge. However, if you redeem shares within 18 months after the beginning of the month in which the purchase was made, a CDSC of 1.00% may be imposed. The CDSC may not be imposed if your Intermediary agrees with the Distributor to return all or an applicable prorated portion of its commission to the Distributor. The CDSC is waived on redemptions in certain circumstances. See “In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?” below and, if you hold shares through an Intermediary, see Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.
When Are Class A Shares Not Subject To A Sales Load?
Class A Shares of the Fund may be sold at NAV without payment of any sales charge to the following individuals and entities:
◼
Goldman Sachs, its affiliates or their respective officers, partners, directors or employees (including retired employees and former partners), any partnership of which Goldman Sachs is a general partner, any Trustee or officer of the Trust and designated family members of any of these individuals;
◼
Qualified employee benefit plans of Goldman Sachs;
◼
Trustees or directors of investment companies for which Goldman Sachs or an affiliate acts as sponsor;
◼
Any employee or registered representative of any Intermediary (or such Intermediaries’ affiliates and subsidiaries) or their respective spouses or domestic partners, children and parents;
◼
Banks, trust companies or other types of depository institutions;
◼
Any state, county or city, or any instrumentality, department, authority or agency thereof, which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of the Fund;
◼
Employee Benefit Plans, other than Employee Benefit Plans that purchase Class A Shares through brokerage relationships in which sales charges are customarily imposed. Under such circumstances, Plans will be assessed sales charges as described further in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares,”;
◼
Investors who purchase Class A Shares through an omnibus account sponsored by an Intermediary that has an agreement with the Distributor covering such investors to offer Class A Shares without charging an initial sales charge;
◼
Insurance company separate accounts that make the Fund available as underlying investments in certain group annuity contracts;
◼
“Wrap” accounts for the benefit of clients of broker-dealers, financial institutions or financial planners, provided they have entered into an agreement with GSAM specifying aggregate minimums and certain operating policies and standards;
◼
Investment advisers investing for accounts for which they receive asset-based fees;
◼
Accounts over which GSAM or its advisory affiliates have investment discretion;
◼
Shareholders who roll over distributions from any tax-qualified Employee Benefit Plan or tax-sheltered annuity to an IRA which invests in the Goldman Sachs Funds if the tax-qualified Employee Benefit Plan or tax-sheltered annuity receives administrative services provided by certain third party administrators that have entered into a special service arrangement with Goldman Sachs relating to such plan or annuity;
◼
State sponsored 529 college savings plans;
◼
Investors that purchase Class A Shares through the GS Retirement Plan Plus and Goldman Sachs 401(k) Programs;
◼
Former shareholders of certain funds who (i) received shares of a Goldman Sachs Fund in connection with a reorganization of an acquired fund into a Goldman Sachs Fund, (ii) had previously qualified for purchases of Class A Shares of the acquired funds without the imposition of a sales load under the guidelines of the applicable acquired fund family, and (iii) as of August 24, 2012 held their Goldman Sachs Fund shares directly with the Goldman Sachs Funds’ Transfer Agent, as long as they continue to hold the shares directly at the Transfer Agent; or
◼
Investors who purchase Class A Shares in accounts that are no longer associated with an Intermediary and held direct at the Transfer Agent, including retirement accounts.
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Shareholder Guide
You must certify eligibility for any of the above exemptions on your account application and notify your Intermediary and the Fund if you no longer are eligible for the exemption. You may be eligible for different or additional exemptions based on your Intermediary; see “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.”
The Fund will grant you an exemption subject to confirmation of your eligibility by your Intermediary. You may be charged a fee by your Intermediary.
How Can The Sales Charge On Class A Shares Be Reduced?
◼
Right of Accumulation: When buying Class A Shares in Goldman Sachs Funds, your current aggregate investment determines the initial sales load you pay. You may qualify for reduced sales charges when the current market value of holdings across Class A Shares and/or Class C Shares, plus new purchases, reaches $100,000 or more. Class A Shares and/or Class C Shares of any of the Goldman Sachs Funds may be combined under the Right of Accumulation. If the Fund’s Transfer Agent is properly notified, the “Amount of Purchase” in the chart in the section “What Is The Offering Price of Class A Shares?” will be deemed to include all Class A Shares and/or Class C Shares of the Goldman Sachs Funds that were held at the time of purchase by any of the following persons: (i) you, your spouse or domestic partner, your parents and your children; and (ii) any trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account. This includes, for example, any Class A Shares and/or Class C Shares held at an Intermediary other than the one handling your current purchase. For purposes of applying the Right of Accumulation, shares of the Fund and any other Goldman Sachs Funds purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A Shares and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, under some circumstances, Class A Shares and/or Class C Shares of the Fund and Class A Shares and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of certain organizations may be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and, if qualifying, the applicable sales charge level. To qualify for a reduced sales load, you or your Intermediary must notify the Fund’s Transfer Agent at the time of investment that a quantity discount is applicable. If you do not notify your Intermediary at the time of your current purchase or a future purchase that you qualify for a quantity discount, you may not receive the benefit of a reduced sales charge that might otherwise apply. Use of this option is subject to a check of appropriate records.
In some circumstances, other Class A Shares and/or Class C Shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all Class A Shares and/or Class C Shares currently held will be valued at their current market value.
◼
Statement of Intention: You may obtain a reduced sales charge by means of a written Statement of Intention which expresses your non-binding commitment to invest (not counting reinvestments of dividends and distributions) in the aggregate $100,000 or more within a period of 13 months in Class A Shares of one or more of the Goldman Sachs Funds. Any investments you make during the period will receive the discounted sales load based on the full amount of your investment commitment. Purchases made during the previous 90 days may be included; however, capital appreciation does not apply toward these combined purchases. If the investment commitment of the Statement of Intention is not met prior to the expiration of the 13-month period, the entire amount will be subject to the higher applicable sales charge unless the failure to meet the investment commitment is due to the death of the investor. By selecting the Statement of Intention, you authorize the Transfer Agent to escrow and redeem Class A Shares in your account to pay this additional charge if the Statement of Intention is not met. You must, however, inform the Transfer Agent (either directly or through your Intermediary) that the Statement of Intention is in effect each time shares are purchased. Each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Statement of Intention. The SAI has more information about the Statement of Intention, which you should read carefully.
Different Intermediaries may have different policies regarding Rights of Accumulation and Statements of Intention. These variations are described in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.”
Common Questions Applicable to the Purchase Of Class C Shares
What Is The Offering Price Of Class C Shares?
You may purchase Class C Shares of the Fund at the next determined NAV without paying an initial sales charge. However, if you redeem Class C Shares within 12 months of purchase, a CDSC of 1.00% will normally be deducted from the redemption proceeds. In connection with purchases by Employee Benefit Plans, where Class C Shares are redeemed within 12 months of purchase, a CDSC of 1.00% may be imposed upon the plan sponsor or third party administrator. Class C Shares acquired in exchange for shares subject to a CDSC will be subject to the CDSC, if any, of the shares originally held. No CDSC is imposed in
37

connection with an exchange of Class C Shares at the time of such exchange. When Class C Shares are exchanged for Class C Shares of another fund, the period of time that such shares will be subject to a CDSC (if any) will be measured as of the date of the original purchase. With respect to such shares held by Employee Benefit Plans, the CDSC may be imposed on the plan sponsor or third party administrator.
Different Intermediaries may impose different sales charges. These variations are described in “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.”
Proceeds from the CDSC are payable to the Distributor and may be used in whole or in part to defray the Distributor’s expenses related to providing distribution-related services to the Fund in connection with the sale of Class C Shares, including the payment of compensation to Intermediaries. A commission equal to 1% of the amount invested is normally paid by the Distributor to Intermediaries.
What Should I Know About The Automatic Conversion Of Class C Shares?
Class C Shares of the Fund will automatically convert into Class A Shares (which bear lower distribution and service (12b-1) fees and do not bear additional personal and account maintenance services fees) of the same Fund on or about the fifteenth day of the last month of the quarter that is eight years after the purchase date. No sales charges or other charges will apply in connection with any conversion.
If you acquire Class C Shares of the Fund by exchange from Class C Shares of another Goldman Sachs Fund, your Class C Shares will convert into Class A Shares of the Fund based on the date of the initial purchase. If you acquire Class C Shares through reinvestment of distributions, your Class C Shares will convert into Class A Shares based on the date of the initial purchase of the shares on which the distribution was paid.
Shareholders will not recognize a gain or loss for federal income tax purposes upon the conversion of Class C Shares for Class A Shares of the same Fund. The automatic conversion of Class C Shares to Class A Shares will not apply to shares held through group retirement plan recordkeeping platforms of certain Intermediaries who hold such shares in an omnibus account and do not track participant level share lot aging to facilitate such a conversion.
New employee benefit plans are not eligible to purchase Class C Shares. Employee benefit plans which had this share class of the Fund available to participants on or before September 18, 2018, may continue to open accounts for new participants in such share class of the Fund and purchase additional shares in existing participant accounts.
If you purchased your shares through an Intermediary, it is the responsibility of your Intermediary to work with the Transfer Agent to effect the conversion and to ensure that Class C Shares are automatically converted after the appropriate period of time. In addition, if your shares are no longer subject to a CDSC, you may be able to exchange your Class C Shares for Class A Shares without the payment of a sales charge prior to the automatic conversion subject to the policies and procedures of the Intermediary through whom you have purchased your shares. Please contact your Intermediary with questions regarding your eligibility to exchange Class C Shares for Class A Shares.
Common Questions Applicable to the Purchase Of Class A and C Shares
What Else Do I Need To Know About The CDSC On Class A Or C Shares?
◼
The CDSC is based on the lesser of the NAV of the shares at the time of redemption or the original offering price (which is the original NAV).
◼
No CDSC is charged on shares acquired from reinvested dividends or capital gains distributions.
◼
No CDSC is charged on the per share appreciation of your account over the initial purchase price.
◼
When counting the number of months since a purchase of Class A or Class C Shares was made, all purchases made during a month will be combined and considered to have been made on the first day of that month.
◼
To keep your CDSC as low as possible, each time you place a request to sell shares, the Fund will first sell any shares in your account that do not carry a CDSC and then the shares in your account that have been held the longest.
In What Situations May The CDSC On Class A Or C Shares Be Waived Or Reduced?
The CDSC on Class A and Class C Shares that are subject to a CDSC may be waived or reduced if the redemption relates to:
◼
Mandatory retirement distributions or loans to participants or beneficiaries from Employee Benefit Plans;
◼
Hardship withdrawals by a participant or beneficiary in an Employee Benefit Plan;
◼
The separation from service by a participant or beneficiary in an Employee Benefit Plan;
◼
Excess contributions distributed from an Employee Benefit Plan;
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Shareholder Guide
◼
Distributions from a qualified Employee Benefit Plan invested in the Goldman Sachs Funds which are being rolled over to an IRA in the same share class of a Goldman Sachs Fund;
◼
The death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the “Code”)) of a shareholder, participant or beneficiary in an Employee Benefit Plan;
◼
Satisfying the minimum distribution requirements of the Code;
◼
Establishing “substantially equal periodic payments” as described under Section 72(t)(2) of the Code;
◼
Redemption proceeds which are to be reinvested in accounts or non-registered products over which GSAM or its advisory affiliates have investment discretion;
◼
A systematic withdrawal plan. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% of the value of your Class C Shares and 10% of the value of your Class A Shares;
◼
Redemptions or exchanges of Fund shares held through an Employee Benefit Plan using the Fund as part of a qualified default investment alternative or “QDIA”; or
◼
Other redemptions, at the discretion of the Trust’s officers, relating to shares purchased through Employee Benefit Plans.
You may be eligible for different or additional exemptions based on your Intermediary; see “Appendix C—Additional Information About Sales Charge Variations, Waivers and Discounts.”
How To Sell Shares
How Can I Sell Shares Of The Fund?
Generally, shares may be sold (redeemed) only through Intermediaries. Customers of an Intermediary will normally give their redemption instructions to the Intermediary, and the Intermediary will, in turn, place the order with the Transfer Agent. On any business day the Fund is open, the Fund will generally redeem its shares upon request at its next-determined NAV per share (subject to any applicable CDSC) after the Transfer Agent (or, if applicable, the Authorized Institution) has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Fund?” above. Redemptions may be requested by electronic trading platform (through your Intermediary), in writing or by telephone (unless the Intermediary opts out of the telephone redemption privilege on the account application). You should contact your Intermediary to discuss redemptions and redemption proceeds. The Fund may transfer redemption proceeds to an account with your Intermediary. In the alternative, your Intermediary may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).
When Do I Need A Medallion Signature Guarantee To Redeem Shares?
Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:
◼
A request is made in writing to redeem Class A, Class C, Investor or Class R Shares in an amount over $50,000 via check;
◼
You would like the redemption proceeds sent to an address that is not your address of record; or
◼
You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.
A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Intermediary to verify instructions. Additional documentation may be required.
What Do I Need To Know About Telephone Redemption Requests?
The Trust, the Distributor and the Transfer Agent will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Thus, you risk possible losses if a telephone redemption is not authorized by you.
In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, Goldman Sachs and DST Asset Manager Solutions, Inc. (“DST”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:
◼
Telephone requests are recorded.
◼
Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
39

◼
For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
◼
The telephone redemption option does not apply to shares held in an account maintained and serviced by your Intermediary. If your shares are held in an account with an Intermediary, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
◼
The telephone redemption option may be modified or terminated at any time without prior notice.
◼
The Fund may allow redemptions via check up to $50,000 in Class A, Class C, Investor and Class R Shares requested via telephone..
Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.
How Are Redemption Proceeds Paid?
By Wire:  You may arrange for your redemption proceeds to be paid as federal funds to an account with your Intermediary or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with your Intermediary. The following general policies govern wiring redemption proceeds:
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Redemption proceeds will normally be paid in federal funds, between one and two business days (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
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Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
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If you are selling shares you recently paid for by check or purchased by Automated Clearing House (“ACH”), the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
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If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
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To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
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None of the Trust, the Investment Adviser or Goldman Sachs assumes any responsibility for the performance of your bank or Intermediary in the transfer process. If a problem with such performance arises, you should deal directly with your bank or Intermediary.
By Check:  You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within two business days (or such other times in accordance with the requirements of your Intermediary) following receipt of a properly executed redemption request except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check or ACH, the Fund will pay you when your check or ACH has cleared, which may take up to 15 days.
What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
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Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
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Intermediaries are responsible for the timely transmittal of redemption requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Intermediaries may set times by which they must receive redemption requests. Intermediaries may also require additional documentation from you.
The Trust reserves the right to:
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Redeem your shares in the event your Intermediary’s relationship with Goldman Sachs is terminated, and you do not transfer your account to another Intermediary or in the event that the Fund is no longer an option in your Employee Benefit Plan or no longer available through an Eligible Fee-Based Program.
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Shareholder Guide
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Redeem your shares if your account balance is below the required Fund minimum. The Fund will not redeem your shares on this basis if the value of your account falls below the minimum account balance solely as a result of market conditions. The Fund will give you 60 days prior written notice to allow you to purchase sufficient additional shares of the Fund in order to avoid such redemption. Different rules may apply to investors who have established brokerage accounts with Goldman Sachs in accordance with the terms and conditions of their account agreements.
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Redeem your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.
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Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
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Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
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Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
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Charge an additional fee in the event a redemption is made via wire transfer.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Fund may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.
None of the Trust, the Investment Adviser or Goldman Sachs will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Can I Reinvest Redemption Proceeds In The Same Or Another Goldman Sachs Fund?
You may redeem shares of the Fund and reinvest a portion or all of the redemption proceeds in the same share class of another Goldman Sachs Fund at NAV, except as provided below. To be eligible for this privilege, you must have held the shares you want to redeem for at least 30 days and you must reinvest the share proceeds within 90 days after you redeem. You should obtain and read the applicable prospectus before investing in any other Goldman Sachs Fund.
You may reinvest redemption proceeds as follows:
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If you pay a CDSC upon redemption of Class A or Class C Shares and then reinvest in Class A or Class C Shares of another Goldman Sachs Fund as described above, your account will be credited with the amount of the CDSC you paid. The reinvested shares will, however, continue to be subject to a CDSC. The holding period of the shares acquired through reinvestment will include the holding period of the redeemed shares for purposes of computing the CDSC payable upon a subsequent redemption.
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The reinvestment privilege may be exercised at any time in connection with transactions in which the proceeds are reinvested at NAV in a tax-sheltered Employee Benefit Plan. In other cases, the reinvestment privilege may be exercised once per year upon receipt of a written request.
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You may be subject to tax as a result of a redemption. You should consult your tax adviser concerning the tax consequences of a redemption and reinvestment.
Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange shares of a Goldman Sachs Fund at NAV for certain shares of another Goldman Sachs Fund without the imposition of an initial sales charge or CDSC, if applicable, at the time of exchange, except as provided below. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact your Intermediary to arrange for exchanges of shares of the Fund for shares of another Goldman Sachs Fund.
You should keep in mind the following factors when making or considering an exchange:
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You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
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Currently, the Fund does not impose any charge for exchanges although the Fund may impose a charge in the future.
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The exchanged shares of the new Goldman Sachs Fund may later be exchanged for shares of the same class of the original Fund held at the next determined NAV without the imposition of an initial sales charge or CDSC. However, if additional shares of the new Goldman Sachs Fund were purchased after the initial exchange, and that Fund’s shares do not impose a sales charge or CDSC, then the applicable sales charge or CDSC of the original Fund’s shares will be imposed upon the exchange of those shares.
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When you exchange shares subject to a CDSC, no CDSC will be charged at that time. However, for purposes of determining the amount of the CDSC applicable to the shares acquired in the exchange, the length of time you have owned the shares will be measured from the date you acquired the original shares subject to a CDSC, and the amount and terms of the CDSC will be those applicable to the original shares acquired and will not be affected by a subsequent exchange.
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Eligible investors may exchange certain classes of shares for another class of shares of the same Fund. For further information, contact your Intermediary.
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All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirements of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Goldman Sachs Fund need not meet the traditional minimum investment requirements for that Fund if the entire balance of the original Fund account is exchanged.
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Exchanges are available only in states where exchanges may be legally made.
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It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
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Goldman Sachs and DST may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
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Normally, a telephone exchange will be made only to an identically registered account.
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Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. Exchanges within Employee Benefit Plan accounts will not result in capital gains or loss for federal or state income tax purposes. You should consult your tax adviser concerning the tax consequences of an exchange.
Shareholder Services
Can I Arrange To Have Automatic Investments Made On A Regular Basis?
You may be able to make automatic investments in Class A and Class C Shares through your bank via ACH transfer or via bank draft or through your Intermediary each month. The minimum dollar amount for this service is $250 for the initial investment and $50 per month for additional investments. Forms for this option are available online at www.gsamfunds.com and from your Intermediary, or you may check the appropriate box on the account application.
Can My Distributions From The Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.
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Shares will be purchased at NAV.
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You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
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You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
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You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.
Can I Arrange To Have Automatic Exchanges Made On A Regular Basis?
You may elect to exchange automatically a specified dollar amount of Class A or Class C Shares of the Fund for shares of the same class of other Goldman Sachs Funds.
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Shares will be purchased at NAV if a sales charge had been imposed on the initial purchase.
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You may elect to exchange into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
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Shares subject to a CDSC acquired under this program may be subject to a CDSC at the time of redemption from the Goldman Sachs Fund into which the exchange is made depending upon the date and value of your original purchase.
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Automatic exchanges are made monthly on the 15th day of each month or the first business day thereafter.
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Minimum dollar amount: $50 per month.
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Shareholder Guide
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You cannot make automatic exchanges into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
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You should obtain and read the prospectus of the Goldman Sachs Fund into which automatic exchanges are made.
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An exchange is considered a redemption and a purchase and therefore may be a taxable transaction.
Can I Have Systematic Withdrawals Made On A Regular Basis?
You may redeem from your Class A or Class C Share account systematically via check or ACH transfer or through your Intermediary in any amount of $50 or more.
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It is normally undesirable to maintain a systematic withdrawal plan at the same time that you are purchasing additional Class A or Class C Shares because of the sales charges that are imposed on certain purchases of Class A Shares and because of the CDSCs that are imposed on certain redemptions of Class A and Class C Shares.
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Checks are normally mailed within two business days after your selected systematic withdrawal date of either the 15th or 25th of the month. ACH payments may take up to three business days to post to your account after your selected systematic withdrawal date between, and including, the 3rd and 26th of the month.
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Each systematic withdrawal is a redemption and therefore may be a taxable transaction.
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The CDSC applicable to Class A or Class C Shares redeemed under the systematic withdrawal plan may be waived. The Fund reserves the right to limit such redemptions, on an annual basis, to 12% each of the value of your Class C Shares and 10% of the value of your Class A Shares.
What Types Of Reports Will I Be Sent Regarding My Investment?
Intermediaries are responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to their customers for such services.
You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement if you invest in Class A, Class C, Investor or Class R Shares and a monthly account statement if you invest in Institutional or Class R6 Shares. If your account is held through your Intermediary, you will receive this information from your Intermediary.
You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Intermediary or Goldman Sachs Funds at the appropriate phone number or address found on the back cover of the Prospectus. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Intermediary, please contact the Intermediary to revoke your consent.
Distribution and Service Fees
What Are The Different Distribution And/Or Service Fees Paid By The Fund’s Shares?
The Trust has adopted distribution and service plans (each a “Plan”) under which Class A, Class C and Class R Shares bear distribution and/or service fees paid to Goldman Sachs, some of which Goldman Sachs may pay to Intermediaries. Intermediaries seek distribution and/or servicing fee revenues to, among other things, offset the cost of servicing small and medium sized plan investors and providing information about the Fund. If the fees received by Goldman Sachs pursuant to the Plans exceed its expenses, Goldman Sachs may realize a profit from these arrangements. Goldman Sachs generally receives and pays the distribution and service fees on a quarterly basis.
Under the Plans, Goldman Sachs is entitled to a monthly fee from the Fund for distribution services equal, on an annual basis, to 0.25%, 0.75% and 0.50% of the Fund’s average daily net assets attributed to Class A, Class C and Class R Shares, respectively. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.
The distribution fees are subject to the requirements of Rule 12b-1 under the Investment Company Act, and may be used (among other things) for:
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Compensation paid to and expenses incurred by Intermediaries, Goldman Sachs and their respective officers, employees and sales representatives;
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Commissions paid to Intermediaries;
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Allocable overhead;
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Telephone and travel expenses;
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Interest and other costs associated with the financing of such compensation and expenses;
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Printing of prospectuses for prospective shareholders;
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Preparation and distribution of sales literature or advertising of any type; and
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All other expenses incurred in connection with activities primarily intended to result in the sale of Class A, Class C and Class R Shares.
In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.75% distribution fee as an ongoing commission to Intermediaries after the shares have been held for one year. Goldman Sachs normally begins accruing the annual 0.25% and 0.50% distribution fees for the Class A and Class R Shares, respectively, as ongoing commissions to Intermediaries, immediately. Goldman Sachs generally pays the distribution fee on a quarterly basis.
Class C Personal And Account Maintenance Services And Fees
Under the Class C Plan, Goldman Sachs is also entitled to receive a separate fee equal on an annual basis to 0.25% of the Fund’s average daily net assets attributed to Class C Shares. This fee is for personal and account maintenance services, and may be used to make payments to Goldman Sachs, Intermediaries and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Fund. If the fees received by Goldman Sachs pursuant to the Plan exceed its expenses, Goldman Sachs may realize a profit from this arrangement.
In connection with the sale of Class C Shares, Goldman Sachs normally begins paying the 0.25% ongoing service fee to Intermediaries after the shares have been held for one year.
RESTRICTIONS ON EXCESSIVE TRADING PRACTICES
Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.
As a deterrent to excessive trading, many foreign equity securities held by Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”
Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, the Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.
Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.
44

Shareholder Guide
Fund shares may be held through omnibus arrangements maintained by Intermediaries, such as broker-dealers, investment advisers and insurance companies. In addition, Fund shares may be held in omnibus Employee Benefit Plans, Eligible Fee-Based Programs and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. A number of these Intermediaries may not have the capability or may not be willing to apply the Fund’s market timing policies. While Goldman Sachs may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain of these Intermediaries may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and Goldman Sachs will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Intermediary or by certain customers of the Intermediary. Intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by Intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If an Intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.
45

Taxation
As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.
Unless your investment is through an Employee Benefit Plan or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.
DISTRIBUTIONS
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund's distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income, while any distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.
Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. The preferential rates described above also apply to certain qualifying dividend income, but the Fund’s distributions will not qualify for that favorable treatment and will also not qualify for the corporate dividends received deduction because the Fund will be earning interest income rather than dividend income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. The Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.
Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The character and tax status of all distributions will be available to shareholders after the close of each calendar year.
If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”
The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.
SALES AND EXCHANGES
Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the  date of disposition such as pursuant to a dividend reinvestment in shares of that Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
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Taxation
OTHER INFORMATION
When you open your account, you should provide your Social Security Number or tax identification number on your account application. By law, the Fund must withhold 24% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the Internal Revenue Service (“IRS”) instructs the Fund to do so.
The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, for shares purchased on or after January 1, 2012, their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an Intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.
You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.
Non-U.S. investors are generally subject to U.S. withholding tax with respect to dividends received from the Fund and may be subject to estate tax with respect to their Fund shares. Non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Fund. It is expected that the Fund will generally make designations of short-term gains, to the extent permitted, but the Fund does not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.
47

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks
The Fund will be subject to the risks associated with fixed income securities. These risks include, among others, interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.
A rising interest rate environment could cause the value of the Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair the Fund’s ability to achieve its investment objective. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.
To the extent the Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performances of such entities in direct proportion to the amount of assets the Fund invests therein.
To the extent the Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.
The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.
The Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted. The investment adviser may use derivative instruments to manage the duration of the Fund’s investment portfolio. These derivative instruments may include futures contracts, options on futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten or lengthen the duration of the Fund. The Fund may invest in credit instruments of any maturity or duration and will not be managed for maturity or any target duration. The Investment Adviser may use derivative instruments to manage the duration of the Fund’s investment portfolio. These derivative instruments may include futures contracts, options on futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten or lengthen the duration of the Fund.
Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, the Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed
48

Appendix A
income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and the Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur.
The Fund’s investments in derivative instruments, including financial futures contracts, options and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Fund are taxable to its shareholders.
Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in the Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
As discussed below, the Fund may invest in credit default swaps and loan credit default swaps, which are derivative instruments.
Financial futures contracts used by the Fund include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London LIBOR of a three-month deposit. Further information is included in the Prospectus regarding futures contracts, swaps and other derivative instruments used by the Fund, including information on the risks presented by these instruments and other purposes for which they may be used by the Fund.
The Fund may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, the Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.
The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.
B. Other Portfolio Risks
Credit/Default Risks. Debt securities purchased by the Fund may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.
The Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated below investment grade (or determined to be of comparable credit quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.
Debt securities rated BBB– or higher by Standard & Poor’s, or Baa3 or higher by Moody’s or having a comparable credit rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal.
The Fund may invest in fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.
In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.
49

Risks of Derivative Investments. The Fund may invest in derivative instruments including, without limitation, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Derivatives may be used for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to an Investment Adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by the Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker or counterparty with whom the Fund has an open derivative position. Losses may also arise if the Fund receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. If cash collateral is not invested, the Fund may be exposed to additional risk of loss in the event of the insolvency of its custodian holding such collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risk through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Using derivatives for nonhedging purposes presents greater risk of loss than derivatives used for hedging purposes.
Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.
Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.
Risks of Emerging Countries. The Fund may invest in securities of issuers located in, or otherwise economically tied to, emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for the Fund to invest in such emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.
Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary
50

Appendix A
significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance could be inhibited.
Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.
The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.
Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.
The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.
The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by those techniques.
Risks of Foreign Investments. The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures
51

may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.
Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.
Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.
If the Fund focuses its investments in one or a few countries and currencies, the Fund may be subjected to greater risks than if the Fund’s assets were not so geographically focused.
Risks of Sovereign Debt. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.
Foreign Custody Risk. The Fund may hold foreign securities with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Risks of Illiquid Investments. The Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in
52

Appendix A
determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.
Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable due to its lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”
Risks of Structured Investment Vehicles. Structured Investment Vehicles (“SIVs”) are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.
Temporary Investment Risks. The Fund may, for temporary defensive purposes (and to the extent that it is permitted to invest in the following), invest up to 100% of its total assets in:
◼
U.S. Government Securities
◼
Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
◼
Certificates of deposit
◼
Bankers’ acceptances
◼
Repurchase agreements
◼
Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
◼
ETFs
◼
Other investment companies
◼
Cash items
When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
Risks of Short Selling. The Fund may engage in short selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security, then must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a security, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the security at the time of the short sale.
The Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require the Fund to post as collateral other securities that it owns. If the Fund reinvests the cash proceeds, the Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, the Fund might be required to liquidate long and short positions at times or in amounts that may be disadvantageous to the Fund.
The Fund may make short sales against the box, in which the Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.
The SEC and financial industry regulatory authorities in other countries have imposed temporary prohibitions and restrictions on certain types of short sale transactions. These prohibitions and restrictions, or the impositions of other regulatory requirements on short selling in the future, could inhibit the ability of the Investment Adviser to sell securities short on behalf of the Fund.
C. Portfolio Securities and Techniques
This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.
53

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.
U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.
U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).
U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.
U.S. Treasury Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Government Securities if it is not obligated to do so by law.
Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose the Fund to the risk of earning a lower rate of return upon reinvestment of principal.
The Fund may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.
Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-backed securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some mortgage-backed securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.
54

Appendix A
Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.
Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-backed securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.
To the extent the Fund concentrates its investments in pools of mortgage-backed securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.
Mortgage-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse effect on the Fund to the extent it invests in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.
Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in the prevailing interest rates. There is no guarantee that private guarantors or insurers of an asset-backed security, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.
Municipal Securities. The Fund may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which the Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. The interest on tax-free Municipal Securities will normally be exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Because of their tax-exempt status, the yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed income securities.
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Municipal Securities include both “general” obligation and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.
Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities in which the Fund may invest include private activity bonds, pre-refunded municipal securities and auction rate securities.
The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.
In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.
Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s duration. There is risk that the Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.
Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions.
Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.
The Fund may invest in Municipal Securities issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. Such securities may be considered below investment grade or may be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of a Fund that holds such securities.
New Types of Instruments. From time to time the instruments discussed in the Prospectus have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these instruments and newly created instruments if the Investment Adviser believes that doing so would be consistent with the Fund’s investment objective and policies.
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Appendix A
Brady Bonds and Similar Instruments. The Fund may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).
Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.
In addition, the Fund may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.
Corporate Debt Obligations, Trust Preferred Securities and Convertible Securities. The Fund may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. The Fund may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.
Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.
Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
Foreign Currency Transactions. The Fund may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.
The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which presents additional risk.
The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).
The Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed
57

upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.
Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.
Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. The market in such forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.
The Fund is not required to post cash collateral with its counterparties in certain foreign currency transactions. Accordingly, the Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post collateral with its counterparties (which is the case with certain transactions). Where the Fund’s counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.
Collateralized Debt Obligations. The Fund may invest in CDOs, which include CBOs, CLOs and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and other administrative expenses.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid investments. However, an active dealer market may exist for CDOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CDOs may be characterized by the Fund as liquid investments. In addition to the normal risks associated with fixed income securities discussed elsewhere in the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Structured Securities and Inverse Floaters. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.
The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference effectively leveraging the Fund’s investments so that small changes in the value of the reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.
58

Appendix A
Structured securities are considered hybrid instruments because they are derivative instruments the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on those notes is linked to the value of the individual commodities, futures contracts or the performance of one or more commodity indices.
Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.
Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.
Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.
Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating and variable rate obligations may have an adverse effect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.
For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.
Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.
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Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss. The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.
Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) put and call options and purchase put and call options on any securities and other instruments in which it may invest or any index consisting of securities or other instruments in which it may invest. The Fund may also, to the extent consistent with its investment polices purchase and sell (write) put and call options on foreign currencies.
The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.
Yield Curve Options. The Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.
Futures Contracts and Options and Swaps on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market; however, unlike a futures contract that is exchange-traded, a swap on a futures contract is an over-the-counter transaction. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on U.S. and foreign exchanges.
The Fund may, to the extent consistent with its investment policies, purchase and sell futures contracts, purchase and write call and put options on futures contracts and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.
Futures contracts and related options and swaps present the following risks:
◼
While the Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.
◼
Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
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The loss incurred by the Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.
◼
Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
◼
As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
◼
Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
◼
Foreign exchanges may not provide the same protection as U.S. exchanges.
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Appendix A
When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations.
Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral may consist of any type of security in which the Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.
If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.
The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Borrowings and Reverse Repurchase Agreements. The Fund can borrow money from banks and other financial institutions, and may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed or received) (investments in reverse repurchase agreements are not subject to this percentage limitation if they are “covered” in accordance with the Investment Company Act).
Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense, or to permit the Fund to borrow for investment (leveraging) purposes.
Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. The Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” open positions with respect to its transactions in reverse repurchase agreements.
Index Swaps, Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Equity Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. To the extent consistent with their investment policies, the Fund may enter into some or all of the following swap transactions and option agreements, including equity swaps, index swaps, interest rate swaps, mortgage swaps, credit swaps, currency swaps, total return swaps, options on swaps and interest rate cap. Index swaps allow one party or both parties to a swap agreement to receive one or more payments based off of the return, performance or volatility of an index or of certain securities which comprise the index. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps, which may include credit default swaps and loan credit default swaps, involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security or pool of securities. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Loan credit default swaps are similar to credit default swaps on bonds, except that the underlying protection is
61

sold on secured loans of a reference entity rather than a broader category of bonds or loans. Loan credit default swaps may be on single names or on baskets of loans, both tranched and untranched. Total return swaps give a party the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the party may also be required to pay the dollar value of that decline to the counterparty. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for another payment stream. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.
The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails greater risk of loss than the Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
The Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when the Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.
When the Fund writes (sells) credit default swaps on individual securities or instruments, the Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.
The use of interest rate, credit, currency, index, total return and equity swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. The value of swaps can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, or the creditworthiness of the counterparty, the Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock of an equity swap) may also be sensitive to changes in interest rates. Furthermore, a swaps may be illiquid, and the Fund may be unable to terminate its obligations when desired.
Currently, certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher amounts for uncleared swaps.
Other Investment Companies. The Fund may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of total assets in securities of all investment companies.
62

Appendix A
Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies (including ETFs and money market funds) and business development companies beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.
Additionally, to the extent that the Fund serves as an “acquired fund” to another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Investment Company Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).
The use of ETFs is generally intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.
The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
Non-Investment Grade Fixed Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade fixed income securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.
The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, the Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of other methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.
A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain.
The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In
63

addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause the Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade fixed income securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated, which may affect the market value and liquidity of the security. If this occurs, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
Loan-Related Investments. The Fund may invest in loan-related investments such as loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower (the “borrower”) which is administered and sold by a financial intermediary. The Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan interests may take the form of a direct or co-lending relationship with the borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a loan interest or when it acquires certain interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower.
An assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior Loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Longer interest rate reset periods generally increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. Second Lien Loans have the same characteristics as Senior Loans except that such loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Second Lien Loans
64

Appendix A
typically have adjustable floating rate interest payments. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Special Situation Investments. The Fund may make investments in special situation financings, including in event-driven situations such as recapitalizations, financings, corporate and financial restructurings, acquisitions, divestitures, reorganizations or other situations in public or private companies that may provide the Fund with an opportunity to provide debt and/or equity financing, and such investments will typically be made on a negotiated basis. The Investment Adviser will seek special situation investment opportunities with limited downside risk relative to their potential upside. These investments are complicated and an incorrect assessment of the downside risk associated with an investment could result in significant losses to the Fund.
Preferred Stock, Warrants and Stock Purchase Rights. The Fund may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.
Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Distressed Debt. By investing in distressed debt, the Fund may risk holding the securities through bankruptcy proceedings. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that the Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.
Equity Investments. After its purchase, a portfolio investment (such as a convertible debt obligation) may convert to an equity security. Alternatively, the Fund may acquire equity securities in connection with a restructuring or other similar event related to one or more of its investments. If this occurs, the Fund may continue to hold the investment (or make additional purchases of that equity investment) if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
Asset Segregation. As investment companies registered with the SEC, the Fund must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Fund must identify on their books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not a permissible offsetting position or a contractual “netting” agreement with respect to swaps (other than credit default swaps where the Fund is the protection seller). However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, the Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Forwards and futures contracts that do not cash settle may be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third party future commissions merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Fund reserves the right to modify its asset segregation policies in the future in their discretion, consistent with the Investment Company Act and SEC or SEC staff guidance. By identifying assets equal to only their net obligations under certain instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund was required to identify assets equal to the full notional amount of the instrument.
In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed above. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires the Fund to trade derivatives (and other transactions that create future payment or delivery obligations) subject to a value-at-risk
65

leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
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Appendix B
Financial Highlights
The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years  (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements (including those of the Predecessor Fund), is included in the Fund’s most recent annual report (available upon request).
	Goldman Sachs Long Short Credit Strategies Fund
	Class A Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$8.92	$7.93	$8.71	$9.19	$9.45
Net investment income(a)	0.28	0.28	0.33	0.38	0.32
Net realized and unrealized gain (loss)	(0.35)	0.99	(0.73)	(0.34)	(0.24)
Total from investment operations	(0.07)	1.27	(0.40)	0.04	0.08
Distributions to shareholders from net investment income	(0.33)	(0.28)	(0.38)	(0.52)	(0.34)
Net asset value, end of year	$8.52	$8.92	$7.93	$8.71	$9.19
Total return(b)	(0.91)%	16.07%	(4.90)%	0.61%	0.86%
Net assets, end of year (in 000s)	$1,486	$1,894	$978	$3,169	$6,984
Ratio of net expenses to average net assets	1.46%	1.46%	1.47%	1.47%	1.43%
Ratio of total expenses to average net assets	1.70%	1.72%	1.84%	1.74%	1.54%
Ratio of net investment income to average net assets	3.14%	3.19%	3.74%	4.15%	3.40%
Portfolio turnover rate(c)	56%	112%	164%	220%	267%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
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	Goldman Sachs Long Short Credit Strategies Fund
	Class C Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$8.91	$7.93	$8.70	$9.19	$9.45
Net investment income(a)	0.21	0.22	0.26	0.31	0.25
Net realized and unrealized gain (loss)	(0.34)	0.97	(0.72)	(0.34)	(0.24)
Total from investment operations	(0.13)	1.19	(0.46)	(0.03)	0.01
Distributions to shareholders from net investment income	(0.26)	(0.21)	(0.31)	(0.46)	(0.27)
Net asset value, end of year	$8.52	$8.91	$7.93	$8.70	$9.19
Total return(b)	(1.54)%	15.08%	(5.50)%	(0.25)%	0.12%
Net assets, end of year (in 000s)	$179	$423	$543	$1,092	$1,545
Ratio of net expenses to average net assets	2.20%	2.21%	2.22%	2.22%	2.18%
Ratio of total expenses to average net assets	2.45%	2.51%	2.60%	2.52%	2.29%
Ratio of net investment income to average net assets	2.36%	2.52%	3.00%	3.39%	2.65%
Portfolio turnover rate(c)	56%	112%	164%	220%	267%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
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Appendix B

	Goldman Sachs Long Short Credit Strategies Fund
	Institutional Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$8.91	$7.92	$8.70	$9.18	$9.44
Net investment income(a)	0.31	0.31	0.35	0.41	0.35
Net realized and unrealized gain (loss)	(0.36)	0.99	(0.72)	(0.34)	(0.23)
Total from investment operations	(0.05)	1.30	(0.37)	0.07	0.12
Distributions to shareholders from net investment income	(0.35)	(0.31)	(0.41)	(0.55)	(0.38)
Net asset value, end of year	$8.51	$8.91	$7.92	$8.70	$9.18
Total return(b)	(0.59)%	16.47%	(4.59)%	0.84%	1.32%
Net assets, end of year (in 000s)	$15,884	$14,905	$14,592	$22,611	$199,256
Ratio of net expenses to average net assets	1.12%	1.13%	1.13%	1.13%	1.09%
Ratio of total expenses to average net assets	1.37%	1.42%	1.50%	1.30%	1.19%
Ratio of net investment income to average net assets	3.46%	3.57%	4.07%	4.45%	3.74%
Portfolio turnover rate(c)	56%	112%	164%	220%	267%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
69

	Goldman Sachs Long Short Credit Strategies Fund
	Investor Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$8.92	$7.93	$8.70	$9.19	$9.45
Net investment income(a)	0.30	0.31	0.35	0.40	0.35
Net realized and unrealized gain (loss)	(0.35)	0.98	(0.72)	(0.34)	(0.24)
Total from investment operations	(0.05)	1.29	(0.37)	0.06	0.11
Distributions to shareholders from net investment income	(0.35)	(0.30)	(0.40)	(0.55)	(0.37)
Net asset value, end of year	$8.52	$8.92	$7.93	$8.70	$9.19
Total return(b)	(0.66)%	16.36%	(4.56)%	0.75%	1.12%
Net assets, end of year (in 000s)	$2,633	$2,406	$2,187	$4,261	$7,357
Ratio of net expenses to average net assets	1.20%	1.21%	1.22%	1.22%	1.18%
Ratio of total expenses to average net assets	1.45%	1.49%	1.59%	1.50%	1.28%
Ratio of net investment income to average net assets	3.38%	3.49%	3.99%	4.41%	3.66%
Portfolio turnover rate(c)	56%	112%	164%	220%	267%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
70

Appendix B

	Goldman Sachs Long Short Credit Strategies Fund
	Class R6 Shares
	Year Ended March 31,				Period Ended March 31, 2018(a)
	2022	2021	2020	2019
Per Share Data
Net asset value, beginning of period	$8.91	$7.93	$8.70	$9.18	$9.48
Net investment income(b)	0.31	0.31	0.35	0.40	0.13
Net realized and unrealized gain (loss)	(0.34)	0.98	(0.71)	(0.33)	(0.20)
Total from investment operations	(0.03)	1.29	(0.36)	0.07	(0.07)
Distributions to shareholders from net investment income	(0.36)	(0.31)	(0.41)	(0.55)	(0.23)
Net asset value, end of period	$8.52	$8.91	$7.93	$8.70	$9.18
Total return(c)	(0.46)%	16.33%	(4.46)%	0.85%	(0.62)%
Net assets, end of period (in 000s)	$5,353	$1,654	$2,218	$1,823	$3,612
Ratio of net expenses to average net assets	1.11%	1.12%	1.12%	1.12%	1.11%(d)
Ratio of total expenses to average net assets	1.36%	1.39%	1.50%	1.43%	1.05%(d)
Ratio of net investment income to average net assets	3.51%	3.57%	4.07%	4.49%	4.27%(d)
Portfolio turnover rate(e)	56%	112%	164%	220%	267%
(a)
Commenced operations on November 30, 2017.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges ( if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
71

	Goldman Sachs Long Short Credit Strategies Fund
	Class R Shares
	Year Ended March 31,
	2022	2021	2020	2019	2018
Per Share Data
Net asset value, beginning of year	$8.91	$7.93	$8.70	$9.19	$9.45
Net investment income(a)	0.26	0.26	0.30	0.35	0.30
Net realized and unrealized gain (loss)	(0.35)	0.98	(0.71)	(0.34)	(0.24)
Total from investment operations	(0.09)	1.24	(0.41)	0.01	0.06
Distributions to shareholders from net investment income	(0.30)	(0.26)	(0.36)	(0.50)	(0.32)
Net asset value, end of year	$8.52	$8.91	$7.93	$8.70	$9.19
Total return(b)	(1.04)%	15.65%	(5.03)%	0.24%	0.61%
Net assets, end of year (in 000s)	$28	$29	$24	$26	$36
Ratio of net expenses to average net assets	1.70%	1.71%	1.72%	1.72%	1.68%
Ratio of total expenses to average net assets	1.94%	1.98%	2.09%	2.01%	1.78%
Ratio of net investment income to average net assets	2.88%	2.98%	3.48%	3.88%	3.15%
Portfolio turnover rate(c)	56%	112%	164%	220%	267%
(a)
Calculated based on the average shares outstanding methodology.
(b)
Assumes investment at the NAV at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the year and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares.
(c)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
72

Appendix C
Additional Information About Sales Charge Variations,
Waivers and Discounts
The availability of certain sales charge variations, waivers and discounts will depend on whether you purchase your shares directly from the Fund or through an Intermediary. Intermediaries may impose different sales charges and have unique policies and procedures regarding the availability of sales charge waivers and/or discounts (including based on account type), which differ from those described in the Prospectus and are disclosed below. All sales charges and sales charge variations, waivers and discounts available to investors, other than those set forth below, are described in the Prospectus. To the extent an Intermediary notifies the Investment Adviser or Distributor of its intention to impose sales charges or have sales charge waivers and/or discounts that differ from those described in the Prospectus, such information provided by that Intermediary will be disclosed in this Appendix.
In all instances, it is your responsibility to notify your Intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge waivers or discounts. Please contact your Intermediary with questions regarding your eligibility for applicable sales charge variations, waivers and discounts or for additional information regarding your Intermediary’s policies for implementing particular sales charge variations, waivers and discounts. For waivers and discounts not available through a particular Intermediary, shareholders will have to purchase shares directly from the Fund or through another Intermediary to receive these waivers or discounts.
In addition to different sales charge variations, waivers and discounts, Intermediaries may have different share class exchange privileges that vary from those described in the Prospectus. You should contact your Intermediary to understand the exchange privileges available to you.
The information provided below for a particular Intermediary is reproduced based on information provided by that Intermediary. An Intermediary’s administration and implementation of its particular policies with respect to any variations, waivers and/or discounts is neither supervised nor verified by the Fund, the Investment Adviser or the Distributor.
MERRILL LYNCH
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares Available at Merrill Lynch
◼
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
◼
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
◼
Shares purchased through a Merrill Lynch affiliated investment advisory program
◼
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
◼
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
◼
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
◼
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
◼
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the prospectus
◼
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on Class A and Class C Shares Available at Merrill Lynch
◼
Death or disability of the shareholder
73

◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
◼
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
◼
Shares acquired through a right of reinstatement
◼
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)
◼
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-End Load Discounts Available at Merrill Lynch: Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in this prospectus
◼
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
AMERIPRISE FINANCIAL
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Front-End Sales Charge Waivers on Class A Shares Available at Ameriprise Financial
Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
◼
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
◼
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
◼
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).
MORGAN STANLEY WEALTH MANAGEMENT
Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
◼
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
◼
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
74

Appendix C
◼
Shares purchased through a Morgan Stanley self-directed brokerage account
◼
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.
RAYMOND JAMES & ASSOCIATES, INC., RAYMOND JAMES FINANCIAL SERVICES, INC. AND EACH ENTITY’S AFFILIATES (“RAYMOND JAMES”)
Effective March 1, 2019, shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Load Waivers on Class A Shares Available at Raymond James
◼
Shares purchased in an investment advisory program.
◼
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.
◼
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
◼
A Shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.
CDSC Waivers on Class A and Class C Shares Available at Raymond James
◼
Death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
◼
Return of excess contributions from an IRA Account.
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund’s Prospectus.
◼
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.
◼
Shares acquired through a Right of Reinstatement.
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in this Prospectus.
◼
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.
◼
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
JANNEY MONTGOMERY SCOTT LLC
Effective May 1, 2020, if you purchase Fund shares through a Janney Montgomery Scott LLC (“Janney”) brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Front-End Sales Charge* Waivers on Class A Shares Available at Janney
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).
◼
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety
75

(90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.
◼
Shares acquired through a right of reinstatement.
◼
Class C Shares that are no longer subject to a contingent deferred sales charge and are converted to Class A Shares of the same fund pursuant to Janney’s policies and procedures.
CDSC Waivers on Class A and C Shares Available at Janney
◼
Shares sold upon the death or disability of the shareholder.
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus.
◼
Shares purchased in connection with a return of excess contributions from an IRA account.
◼
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70 ½ as described in the Fund’s Prospectus.
◼
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.
◼
Shares acquired through a right of reinstatement.
◼
Shares exchanged into the same share class of a different fund.
Front-End Sales Charge* Discounts Available at Janney: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in the Fund’s Prospectus.
◼
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
◼
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.
*
Also referred to as an “initial sales charge.”
EDWARD D. JONES & CO., L.P. (“Edward Jones”)
Policies Regarding Transactions Through Edward Jones
The following information has been provided by Edward Jones:
Effective on or after March 1, 2021, the following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information (“SAI”) or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of Goldman Sachs Funds or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
Breakpoints
◼
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
Rights of Accumulation (“ROA”)
◼
The applicable sales charge on a purchase of Class A Shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Goldman Sachs Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
◼
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
76

Appendix C
◼
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
Letter of Intent (“LOI”)
◼
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.
◼
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers
Sales charges are waived for the following shareholders and in the following situations:
◼
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures.
◼
Shares purchased in an Edward Jones fee-based program.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
◼
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
◼
Shares exchanged into Class A Shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
◼
Exchanges from Class C Shares to Class A Shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
◼
The death or disability of the shareholder.
◼
Systematic withdrawals with up to 10% per year of the account value.
◼
Return of excess contributions from an Individual Retirement Account (IRA).
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
◼
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.
◼
Shares exchanged in an Edward Jones fee-based program.
◼
Shares acquired through NAV reinstatement.
◼
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
◼
Initial purchase minimum: $250
◼
Subsequent purchase minimum: none
Minimum Balances
◼
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
◼
A fee-based account held on an Edward Jones platform
◼
A 529 account held on an Edward Jones platform
◼
An account with an active systematic investment plan or letter of intent (LOI)
77

Exchanging Share Classes
◼
At any time it deems necessary, Edward Jones has the authority to change a share class to Class A shares of the same fund at NAV.
OPPENHEIMER & CO. INC.
Effective May 1, 2020, shareholders purchasing Fund shares through an Oppenheimer & Co. Inc. (“OPCO”) platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI.
Front-end Sales Load Waivers on Class A Shares available at OPCO
◼
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
◼
Shares purchased by or through a 529 Plan
◼
Shares purchased through a OPCO affiliated investment advisory program
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).
◼
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
◼
Employees and registered representatives of OPCO or its affiliates and their family members
◼
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
CDSC Waivers on Class A and C Shares available at OPCO
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
◼
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
◼
Shares acquired through a right of reinstatement
Front-End Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in this prospectus.
◼
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.
ROBERT W. BAIRD & CO. (“BAIRD”)
Effective June 15, 2020, shareholders purchasing Fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI
Front-End Sales Charge Waivers on Class A Shares Available at Baird
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
◼
Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
◼
Shares purchase from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
◼
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
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Appendix C
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Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Class A and C Shares Available at Baird
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Shares sold due to death or disability of the shareholder
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Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
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Shares bought due to returns of excess contributions from an IRA Account
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Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the Fund’s prospectus
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Shares sold to pay Baird fees but only if the transaction is initiated by Baird
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Shares acquired through a right of reinstatement
Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations
◼
Breakpoints as described in this prospectus
◼
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
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Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases within a fund family through Baird, over a 13-month period of time
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Long Short Credit Strategies Fund Prospectus

FOR MORE INFORMATION
Annual/Semi-Annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.
Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).
The Fund’s annual and semi-annual reports and SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: www.gsamfunds.com/mutualfunds.
From time to time, certain announcements and other information regarding the Fund may be found at
http://www.gsamfunds.com/announcements-ind for individual investors or http://www.gsamfunds.com/announcements for advisers.
To obtain other information and for shareholder inquiries:
	Institutional & Class R6	Class A, C, Investor & R
◼ By telephone:	1-800-621-2550	1-800-526-7384
◼ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606	Goldman Sachs Funds P.O. Box 219711 Kansas City, MO 64121
◼ On the Internet:	SEC EDGAR database – http://www.sec.gov
Other information about the Fund is available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Fund's investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman Sachs & Co. LLC
FIALTPRO-22

Prospectus
July 29, 2022

GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT
INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND
INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN THE FUND.

◼
Goldman Sachs Long Short Credit Strategies Fund
◼
Class P Shares: GMUPX

Goldman Sachs Long Short Credit Strategies Fund—Summary
Investment Objective
The Goldman Sachs Long Short Credit Strategies Fund (the "Fund") seeks an absolute return comprised of income and capital appreciation.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Class P
Management Fees	1.00%
Other Expenses	0.36%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.37%
Fee Waiver and Expense Limitation[2]	(0.25%)
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[1]	1.12%
1
The ”Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation” and “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”
2
The Investment Adviser has agreed to (i) waive a portion of its management fee payable by the Fund in an amount equal to any management fee it earns as an investment adviser to any of the affiliated funds in which the Fund invests, and (ii) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.094% of the Fund’s average daily net assets. These arrangements will remain in effect through at least July 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class P Shares of the Fund for the time periods indicated and then redeem all of your Class P Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class P Shares	$114	$409	$726	$1,625

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in the annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended March 31, 2022 was 56% of the average value of its portfolio.
Principal Strategy
The Fund will seek to achieve its investment objective through long and short exposures to “credit related instruments.” Under normal market conditions, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in the following credit related instruments: (i) fixed rate and floating rate income securities; (ii) loans and loan participations including: (a) senior secured floating rate and fixed rate loans or debt (“Senior Loans”), (b) second lien or other
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subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”) and (c) other types of secured or unsecured loans with fixed, floating, or variable interest rates; (iii) convertible securities; (iv) collateralized debt, bond and loan obligations; (v) bank and corporate debt obligations; (vi) securities issued or guaranteed by the U.S. government or its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), and securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia); (vii) preferred securities and trust preferred securities; (viii) structured securities, including credit-linked notes; and/or (ix) listed and unlisted, public and private, rated and unrated debt instruments and other obligations, including those of financially troubled companies (sometimes known as “distressed securities” or “defaulted securities”).
The Fund may invest in instruments and obligations directly, or indirectly by investing in derivative or synthetic instruments, including, without limitation, credit default swaps (including credit default swaps on credit related indices) and loan credit default swaps. The Fund will opportunistically seek short exposures to credit related instruments through the use of such derivatives or synthetic instruments, including, but not limited to, credit default swaps (including credit default swaps on credit related indices).
The Fund intends to implement short positions for hedging purposes or to seek to enhance absolute return, and may do so by using swaps or futures, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may buy credit default swaps. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security (or group of securities). When the Fund is the buyer of a credit default swap (buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund may invest in U.S. dollar denominated as well as non-U.S. dollar denominated (foreign) securities. The Fund may also hold cash, and/or invest in cash equivalents.
There is no minimum credit rating for instruments in which the Fund may invest, and the Fund may invest without limitation in securities below investment grade. Non-investment grade fixed income securities (commonly known as “junk bonds”) are rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality. The Fund may also invest in credit instruments of any maturity or duration.
When making investments, the Investment Adviser seeks to identify securities that are both fundamentally mispriced and have a potential catalyst for value creation. Within this universe, the Investment Adviser seeks perceived risk-adjusted return opportunities with a focus on:
◼
Asymmetric return profile (i.e., upside versus downside potential);
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Relative value analysis and impact on the current portfolio;
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Technical dynamics in the market (i.e., understanding the price movements in the market relative to supply and demand); and
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Overall risk/return potential.
The Fund employs a sell discipline aimed at minimizing losses. Although the portfolio management team considers many factors when implementing trades, there are three primary reasons why the Fund would exit an investment or trade:
◼
Position Target Achieved—Position targets are established at the time of investment and monitored on both an absolute and relative value basis. An asset is typically sold as it approaches the target, unless changes in circumstances dictate a revised target.
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Credit Profile Change/Credit Event—The loss of (or change to) a catalyst or change in fundamentals which no longer support the initial investment decision will cause the team to exit a position.
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Portfolio Re-Allocation—Each position is monitored on a relative value basis versus other holdings and market opportunities. Positions are sold or reduced to maintain proper portfolio diversification.
The Investment Adviser employs a fundamental investment process that may integrate environmental, social and governance (“ESG”) factors alongside traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
The Fund seeks an absolute return comprised of income and capital appreciation. Absolute return performance may be uncorrelated to fixed income and equity markets over the long-term. The Fund’s investment strategies are intended to reduce volatility (i.e., the Fund may be less impacted by market fluctuations in rising and falling market conditions).
The Fund’s benchmark index is the ICE Bank of America Merrill Lynch Three-Month US Treasury Bill Index.
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Principal Risks of the Fund
Loss of money is a risk of investing in the Fund. The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved. Moreover, certain investment techniques which the Fund may employ in its investment program can substantially increase the adverse impact to which the Fund’s investments may be subject. There is no assurance that the investment processes of the Fund will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of the Fund will be exercised in a manner that is successful or that is not adverse to the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. Investors should carefully consider these risks before investing. The Fund's principal risks are presented below in alphabetical order, and not in the order of importance or potential exposure.
Call/Prepayment Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances,  the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
Collateralized Loan Obligations Risk.  The Fund may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Despite the protection from subordinate tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with over the counter (“OTC”) transactions. Therefore, in those instances in which the Fund enters into uncleared OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.
Credit/Default Risk. An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. Additionally, the credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”). These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
Derivatives Risk. The Fund's use of  futures, swaps, structured securities (e.g., credit linked notes) and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
Floating and Variable Rate Obligations Risk.  For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
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Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as the London Interbank Offered Rate (“LIBOR”) or Secured Overnight Financing Rate (“SOFR”). Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
LIBOR is the average interest rate at which a selection of large global banks borrow from one another, and has been widely used as a benchmark rate for adjustments to floating and variable rate obligations. At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023.
The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may also adversely affect the Fund’s performance and/or NAV.
SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.
Foreign Risk.  Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of exchange controls (including repatriation restrictions), sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States or other governments, or from problems in share registration, settlement or custody, may also result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.
Interest Rate Risk.  When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the  Fund's  NAV and liquidity. Similarly, large Fund share purchases may adversely affect the  Fund's  performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the  Fund's  current expenses being allocated over a smaller asset base, leading to an increase in the  Fund's  expense ratio.
Leverage Risk.  Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.
Liquidity Risk.  The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.
Loan-Related Investments Risk. In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, the Fund may  not always have direct recourse against a borrower if the borrower fails to pay scheduled principal
4

and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender or counterparty (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than senior loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.
Non-Investment Grade Fixed Income Securities Risk.  Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Other Investment Companies Risk.  By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
Portfolio Turnover Rate Risk.  A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
Short Position Risk.  The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested and may be unlimited.
Special Situation Investments Risk.  The Fund may make investments in event-driven situations such as recapitalizations, financings, corporate and financial restructurings, acquisitions, divestitures, reorganizations or other situations in public or private companies that may provide the Fund with an opportunity to provide debt and/or equity financing, typically on a negotiated basis. The Investment Adviser will seek special situation investment opportunities with limited downside risk relative to their potential upside. These investments are complicated and an incorrect assessment of the downside risk associated with an investment could result in significant losses to the Fund.
Swaps Risk.  In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
5

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future.
Performance
The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class P Shares from year to year; and (b) how the average annual total returns of the Fund’s Class P Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at https://www.gsam.com/content/dam/gsam/pdfs/us/en/fund-resources/monthly-highlights/retail-fund-facts.pdf?sa=n&rd=n or by calling the appropriate phone number on the back cover of the Prospectus.
Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.
CALENDAR YEAR (CLASS P)

	Returns	Quarter ended
Year-to-Date Return	-10.20%	June 30, 2022

During the periods shown in the chart above:	Returns	Quarter ended
Best Quarter Return	9.25%	June 30, 2020
Worst Quarter Return	-8.15%	March 31, 2020

AVERAGE ANNUAL TOTAL RETURN For the period ended December 31, 2021
	1 Year	Since Inception	Inception Date
Class P Shares	2.50%	3.51%	4/20/2018
ICE Bank of America Merrill Lynch Three-Month US Treasury Bill Index (reflects no deduction for fees or expenses)	0.05%	1.19%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
Portfolio Management
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Ashish Shah, Managing Director, Co-Chief Investment Officer of Global Fixed Income, has managed the Fund since 2019; Michael McGuiness, Vice President, Head of High Yield and Bank Loan research and a portfolio manager within Global Fixed Income, has managed the Fund since 2019; and Aakash Thombre, Vice President, has managed the Fund since 2021.
Buying and Selling Fund Shares
The Fund does not impose minimum purchase requirements for initial or subsequent investments in Class P Shares.
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You may purchase and redeem (sell) Class P Shares of the Fund on any business day through the Goldman Sachs Private Wealth Management business unit, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware, The Ayco Company, L.P. or with certain intermediaries that are authorized to offer Class P Shares.
Tax Information
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments made through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through an intermediary that is authorized to offer Class P Shares, the Fund and/or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your intermediary’s website for more information.
7

Investment Management Approach

INVESTMENT OBJECTIVE
The Fund seeks an absolute return comprised of income and capital appreciation.
The Fund’s investment objective may be changed without shareholder approval upon 60 days notice.
PRINCIPAL INVESTMENT STRATEGIES
The Fund will seek to achieve its investment objective through long and short exposures to “credit related instruments.” Under normal market conditions, the Fund will invest at least 80% of its Net Assets in the following credit related instruments: (i) fixed rate and floating rate income securities; (ii) loans and loan participations including: (a) Senior Loans, (b) Second Lien Loans and (c) other types of secured or unsecured loans with fixed, floating, or variable interest rates; (iii) convertible securities; (iv) collateralized debt, bond and loan obligations; (v) bank and corporate debt obligations; (vi) U.S. Government Securities, and securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia); (vii) preferred securities and trust preferred securities; (viii) structured securities, including credit-linked notes; and/or (ix) listed and unlisted, public and private, rated and unrated debt instruments and other obligations, including those of financially troubled companies (sometimes known as “distressed securities” or “defaulted securities”).
The Fund may invest in instruments and obligations directly, or indirectly by investing in derivative or synthetic instruments, including, without limitation, credit default swaps (including credit default swaps on credit related indices) and loan credit default swaps. The Fund will opportunistically seek short exposures to credit related instruments through the use of such derivatives or synthetic instruments, including, but not limited to, credit default swaps (including credit default swaps on credit related indices).
The Fund intends to implement short positions for hedging purposes or to seek to enhance absolute return, and may do so by using swaps or futures, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may buy credit default swaps. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security (or group of securities). When the Fund is the buyer of a credit default swap (buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.
The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including ETFs.
The Fund may invest in U.S. dollar denominated as well as non-U.S. dollar denominated (foreign) securities. The Fund may also hold cash, and/or invest in cash equivalents.
There is no minimum credit rating for instruments in which the Fund may invest, and the Fund may invest without limitation in securities below investment grade. Non-investment grade fixed income securities (commonly known as “junk bonds”) are rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. The Fund may also invest in credit instruments of any maturity or duration.
The Fund’s benchmark index is the ICE Bank of America Merrill Lynch US Dollar 3-Month Treasury Bill Total Return Index.
The Fund seeks an absolute return comprised of income and capital appreciation. Absolute return performance may be uncorrelated to fixed income and equity markets over the long term. The Fund’s investment strategies are intended to reduce volatility (i.e., the Fund may be less impacted by market fluctuations in rising and falling market conditions).
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in U.S. Government Securities, commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s, or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of
8

Investment Management Approach
comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
Fixed Income Investment Philosophy:
Investment ideas are generated internally through collaborative interactions between portfolio managers, research analysts and traders and are supported by in-depth fundamental research. Ideas may also emanate from a multitude of external sources including capital market dialogues, collaborative broker-dealer relationships, industry networks, company management teams and macro credit views. Investment ideas begin with the development of an investment thesis and are supported by a fundamental view.
In-depth, bottom-up fundamental research is the foundation of our investment process. No one factor is determinative in the fundamental credit analysis and portfolio construction process.
Our investment process consists of four key steps, as outlined below:
Step 1: Idea Generation
◼
Our investment process begins with independent idea generation
◼
Every member of our investment team contributes to the research process, creating hypotheses and formulating ideas
◼
Investment ideas are generated internally through collaborative interactions between portfolio managers, research analysts and traders
◼
Our analysts’ diverse backgrounds and networks create an opportunistic universe
◼
Ideas may also emanate from a multitude of external sources including capital market dialogues, collaborative broker-dealer relationships, industry networks, company management teams and macro credit views
◼
Investment ideas begin with the development of an investment thesis and are supported by a fundamental view
Step 2: Research and Analysis
◼
We consider a wide range of factors as part of the fundamental investment process, which may include environmental, social and governance (“ESG”) factors (as discussed further below)
◼
Once an investment idea has been generated and an investment thesis has been formed, analysts work very closely with portfolio managers in refining their investment theses through rigorous bottom-up research
◼
Our research process focuses on developing a deep understanding of business drivers, regulatory risks and the capital structure
◼
We seek “value with a catalyst” in every position. The credit research process is aimed at gaining a thorough understanding of enterprise value while uncovering potential catalysts for value creation
◼
Every corporate bond in the portfolio has undergone our thorough credit research process
◼
Frequently, our bottom-up analysis of individual issuers will lead us to uncover market inefficiencies which apply to other individual issuers within our investment universe
Step 3: Trade Implementation
◼
For every investment, we seek to understand the upside potential versus the downside risks
◼
In addition, the portfolio management team considers important factors such as instrument and market liquidity, technical dynamics in the market, impact on the current portfolio, overall risk/return potential, and attractiveness of the position relative to others, among others considerations
◼
We seek to construct a portfolio that consists of the team’s investment ideas on a risk-adjusted basis
Step 4: Hedging, Risk Measurement and Monitoring
◼
Ongoing risk management and portfolio monitoring are critical to the team’s investment process
◼
Our hedging philosophy is centered on the preservation of capital and minimizing the beta (or market exposure) of the Fund’s investment returns to those of the overall fixed income market. Portfolio managers evaluate hedging as part of the regular portfolio management process on an ongoing basis
◼
The team uses a multi-layered approach to risk management that begins with the portfolio management team. We use a combination of sensible qualitative metrics and sophisticated quantitative tools
◼
Portfolio risk management is supplemented by firmwide risk management, which independently establishes and enforces portfolio guidelines, processes and limits
Fundamental investment process—As part of its fundamental investment process, the portfolio management team may integrate ESG factors alongside traditional fundamental factors to seek to: (i) determine whether a particular fixed income security and/or sector is suitable and attractively priced for investment and (ii) assess their potential impact on the credit quality and spreads of a particular fixed income security. Traditional fundamental factors that the portfolio management team may consider include, but are not limited to, leverage, earnings, enterprise value, industry trends and macroeconomic factors. ESG factors that the portfolio management team
9

may consider include, but are not limited to, physical risk (e.g., wildfires, floods, droughts and rising sea levels), carbon intensity and emissions profiles, workplace health and safety, cyber risk, social unrest and equity, governance practices and stakeholder relations, employee relations, board structure and management incentives. The identification of a risk related to an ESG factor will not necessarily exclude a particular fixed income security and/or sector that, in the portfolio management team’s view, is otherwise suitable and attractively priced for investment, and the portfolio management team may invest in a security or sector without integrating ESG factors or considerations into its fundamental investment process. The relevance of specific traditional fundamental factors and ESG factors to the fundamental investment process varies across asset classes, sectors and strategies. The portfolio management team may utilize data sources provided by third-party vendors and/or engage directly with issuers when assessing the above factors. The portfolio management team employs a fundamental investment process that considers a wide range of factors, and no one factor or consideration is determinative.
References in the Prospectus to the Fund’s benchmark are for informational purposes only and are not necessarily an indication of how the Fund is managed. The Fund’s risk profile is different from that of its benchmark and, as a result, the performance of the Fund may not correlate with that of the benchmark.
ADDITIONAL FEES AND EXPENSES INFORMATION
Acquired Fund Fees and Expenses reflect the expenses (including the management fee) borne by the Fund through its ownership of shares in other investment companies.
ADDITIONAL PERFORMANCE INFORMATION
Note that the “Best Quarter” and “Worst Quarter” figures shown in the “Performance” section of the Fund’s Summary section are applicable only to the time period covered by the bar chart.
These definitions apply to the after-tax returns shown in the “Performance” section of the Fund’s Summary section.
Average Annual Total Returns Before Taxes.  These returns do not reflect taxes on distributions on the Fund’s Shares nor do they show how performance can be impacted by taxes when shares are redeemed (sold) by you.
Average Annual Total Returns After Taxes on Distributions.  These returns assume that taxes are paid on distributions on the Fund’s Class P Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption (sale) of the Class P Shares at the end of the performance period.
Average Annual Total Returns After Taxes on Distributions and Sale of Fund Shares.  These returns reflect taxes paid on distributions on the Fund’s Class P Shares and taxes applicable when the shares are redeemed (sold).
Note on Tax Rates.  The after-tax performance figures are calculated using the historically highest individual federal marginal income tax rates at the time of the distributions and do not reflect state and local taxes. In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even the Returns Before Taxes.
OTHER INVESTMENT PRACTICES AND SECURITIES
Although the Fund’s principal investment strategies are described in the Fund’s Summary—Principal Strategy section of the Prospectus, the following tables identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objectives. Numbers in these tables show allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter subject to a thirty day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website selected portfolio holdings information as of the end of each month subject to a fifteen day lag between the date of the information and the date on which the information is disclosed. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s SAI.
10

Investment Management Approach

10  Percent of total assets (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted
Long Short Credit Strategies Fund
Investment Practices
Borrowings	33 1∕3
Credit, Correlation, Currency, Equity, Index, Inflation, Inflation Asset, Interest Rate, Mortgage, Total Return, Variance and Volatility Swaps (and options on swaps)[1]	•
Cross Hedging of Currencies	•
Custodial Receipts and Trust Certificates	•
Foreign Currency Transactions (including forward contracts)	•
Futures Contracts and Options and Swaps on Futures Contracts	•
Illiquid Investments*	15
Interest Rate Caps, Floors and Collars	•
Investment Company Securities (including ETFs)[2]	10
Mortgage Dollar Rolls	•
Options[3]	•
Options on Foreign Currencies[4]	•
Preferred Stock	•
Repurchase Agreements	•
Reverse Repurchase Agreements	•
Short Sales	•
Standby Commitments and Tender Bond Options	•
When-Issued Securities and Forward Commitments	•
*
Illiquid investments are any investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
1
The Fund may not enter into correlation, inflation, inflation asset, variance and volatility swaps.
2
This percentage limitation does not apply to the Fund’s investments in investment companies (including ETFs) where a higher percentage limitation is permitted under the Investment Company Act or rules, regulations or exemptive relief thereunder.
3
The Fund may sell call and put options and purchase call and put options on securities and securities indices in which it may invest.
4
The Fund may purchase and sell call and put options on foreign currencies.
11

10 Percent of total assets (italic type)
10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
•  No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund
— Not permitted
Long Short Credit Strategies Fund
Investment Securities
Asset-Backed Securities	•
Bank Obligations	•
Collateralized Debt Obligations	•
Commodity-Linked Derivative Instruments	•
Convertible Securities	•
Corporate Debt Obligations and Trust Preferred Securities	•
Emerging Country Securities	•
Equity Investments	•
Fixed Income Securities	•
Floating and Variable Rate Obligations	•
Foreign Government Securities	•
Foreign Securities[1]	•
Loans and Loan Participations	•
Mortgage-Related Securities
Adjustable Rate Mortgage Loans	•
Collateralized Mortgage Obligations	•
Fixed Rate Mortgage Loans	•
Government Issued Mortgage-Backed Securities	•
Multiple Class Mortgage-Backed Securities	•
Privately Issued Mortgage-Backed Securities	•
Stripped Mortgage-Backed Securities	•
Municipal Securities	•
Non-Investment Grade Fixed Income Securities	•
Preferred Stock, Warrants and Rights	•
Real Estate Investment Trusts	•
Structured Securities (which may include credit linked notes)	•
Temporary Investments	•
U.S. Government Securities	•
Yield Curve Options and Inverse Floating Rate Securities	•
1
Includes issuers domiciled in one country and issuing securities denominated in the currency of another.
12

Risks of the Fund
Loss of money is a risk of investing in the Fund. The principal risks of the Fund are discussed in the Summary section of the Prospectus. The following section provides additional information on the risks that apply to the Fund. The investment program of the Fund is speculative, entail substantial risks and include alternative investment techniques not employed by traditional mutual funds. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved. Moreover, certain investment techniques which the Fund may employ in its investment program can substantially increase the adverse impact to which the Fund’s investments may be subject. There is no assurance that the investment processes of the Fund will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of the Fund will be exercised in a manner that is successful or that is not adverse to the Fund.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other governmental agency. Investors should carefully consider these risks before investing.
13

✓ Principal Risk • Additional Risk	Long Short Credit Strategies Fund
Call/Prepayment	✓
Collateralized Loan Obligations and Other Collateralized Debt Obligations	✓
Commodity Sector	•
Contingent Convertible Instruments	•
Counterparty	✓
Credit/Default	✓
Cybersecurity	•
Derivatives	✓
Distressed Debt	•
Emerging Countries	•
ESG Integration	•
Extension	•
Floating and Variable Rate Obligations	✓
Foreign	✓
Interest Rate	✓
Large Shareholder Transactions	✓
Leverage	✓
Liquidity	✓
Loan-Related Investments	✓
Management	✓
Market	✓
Mortgage-Backed and Other Asset-Backed Securities	•
Municipal Securities	•
NAV	•
Non-Hedging Foreign Currency Trading	•
Non-Investment Grade Fixed Income Securities	✓
Other Investment Companies	✓
Portfolio Turnover Rate	✓
Short Position	✓
Sovereign Default	•
Economic	•
Political	•
Repayment	•
Special Situations Investments	✓
Stock	•
Swaps	✓
U.S. Government Securities	✓
◼
Call/Prepayment Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower-yielding securities.
◼
Collateralized Loan Obligations and Other Collateralized Debt Obligations Risk—The Fund may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund.
14

Risks of the Fund
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Tranches are categorized as senior, mezzanine and subordinated/ equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying collateral and may be rated investment grade. Despite the protection from the equity and mezzanine tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Fund’s investments in CLOs primarily consist of investment grade tranches.
Typically, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by the Fund as illiquid investments and may have limited independent pricing transparency. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CLOs may be characterized by the Fund as liquid investments.
The Fund may also invest in collateralized debt obligations (“CDOs”), which are structured similarly to CLOs, but are backed by pools of assets that are debt securities (rather than being limited only to loans), typically including bonds, other structured finance securities (including other asset-backed securities and other CDOs) and/or synthetic instruments. Like CLOs, the risks of an investment in a CDO depend largely on the type and quality of the collateral securities and the tranche of the CDO in which the Fund invests. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.
◼
Commodity Sector Risk—Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, business, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The energy sector can be significantly affected by changes in the prices and supplies of oil and other energy fuels, energy conservation, the success of exploration projects, and tax and other government regulations, policies of the Organization of Petroleum Exporting Countries (“OPEC”) and relationships among OPEC members and between OPEC and oil-importing nations. The metals sector can be affected by sharp price volatility over short periods caused by global economic, financial and political factors, resource availability, government regulation, economic cycles, changes in inflation or expectations about inflation in various countries, interest rates, currency fluctuations, metal sales by governments, central banks or international agencies, investment speculation and fluctuations in industrial and commercial supply and demand. Commodity-linked investments are often offered by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate. Although investments in commodities typically move in different directions than traditional equity and debt securities, when the value of those traditional securities is declining due to adverse economic conditions, there is no guarantee that these investments will perform in that manner, and at certain times the price movements of commodity-linked investments have been parallel to those of debt and equity securities.
◼
Contingent Convertible Instruments Risk—Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, among others, loss absorption risk, risk as subordinated instruments, and risk that its market value will fluctuate based on unpredictable factors.
◼
Counterparty Risk—Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with certain OTC transactions. Therefore, in those instances in which the Fund enters into certain OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses. However, recent regulatory developments require margin on certain uncleared OTC transactions which may reduce, but not eliminate, this risk.
◼
Credit/Default Risk—An issuer or guarantor of fixed income securities or instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality
15

of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holdings may impair the Fund’s liquidity and have the potential to cause significant NAV deterioration. These risks are heightened in market environments where interest rates are rising as well as in connection with the Fund’s investments in non-investment grade fixed income securities.
◼
Cybersecurity Risk—The Fund may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV; and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Cyber-attacks affecting the Fund or its Investment Adviser, custodian, Transfer Agent, or other third-party service providers may adversely impact the Fund and its shareholders.
◼
Derivatives Risk—The Fund’s use  of forwards, options, futures, swaps, options on swaps, structured securities (e.g., credit linked notes) and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other instruments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for both hedging and non-hedging purposes.
The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Investment Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant. A lack of correlation between changes in the value of derivatives and the value of the portfolio assets (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Investment Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.
As an investment company registered with the SEC, the Fund must identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. For more information about these practices, see Appendix A. As discussed in more detail in Appendix A and the SAI, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed therein.
◼
Distressed Debt Risk—The Fund may invest in securities and other obligations of financially troubled companies (sometimes known as “distressed securities”), including stressed, distressed and bankrupt issuers and debt obligations that are in covenant or payment default. Many distressed securities are illiquid or trade in low volumes and thus may be more difficult to value accurately. They generally are considered speculative. In any investment involving distressed securities, there exists the risk that the transaction involving such debt securities will be unsuccessful. Distressed securities might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that the Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.
16

Risks of the Fund
◼
Emerging Countries Risk—Investments in securities of issuers located in, or otherwise economically tied to, emerging countries are subject to the risks associated with investments in foreign securities. The securities markets of most emerging countries are less liquid, developed and efficient, are subject to greater price volatility, and have smaller market capitalizations. In addition, emerging markets and frontier countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging and frontier market countries, which could negatively affect the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of sanctions or exchange controls (including repatriation restrictions). The legal remedies for investors in emerging and frontier markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. These risks are not normally associated with investments in more developed countries. For more information about these risks, see Appendix A.
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ESG Integration Risk—The Investment Adviser employs a fundamental investment process that may integrate ESG factors with traditional fundamental factors. The relevance and weightings of specific ESG factors to or within the fundamental investment process varies across asset classes, sectors and strategies and no one factor or consideration is determinative. When integrating ESG factors into the investment process, the Investment Adviser may rely on third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG information from third-party data providers may be incomplete, inaccurate or unavailable, which may adversely impact the investment process. Moreover, ESG information, whether from an external and/or internal source, is, by nature and in many instances, based on a qualitative and subjective assessment. An element of subjectivity and discretion is therefore inherent to the interpretation and use of ESG data. While the Investment Adviser believes that the integration of material ESG factors into the Fund’s investment process has the potential to identify financial risks and contribute to the Fund’s long-term performance, ESG factors may not be considered for each and every investment decision, and there is no guarantee that the integration of ESG factors will result in better performance. Investors can differ in their views of what constitutes positive or negative ESG characteristics. Moreover, the current lack of common standards may result in different approaches to integrating ESG factors. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. The Investment Adviser’s approach to ESG integration may evolve and develop over time, both due to a refinement of investment decision-making processes to address ESG factors and risks, and because of legal and regulatory developments.
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Extension Risk—An issuer could exercise its right to pay principal on an obligation held by the Fund (such as a mortgage-backed security) later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.
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Floating and Variable Rate Obligations Risks—Floating rate and variable rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR or SOFR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
At the end of 2021, certain LIBORs were discontinued, but the most widely used LIBORs may continue to be provided on a representative basis until June 30, 2023. The unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. Any pricing adjustments to the Fund’s investments resulting from a substitute reference rate may adversely affect the Fund’s performance and/or NAV.
SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions.
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Foreign Risk—When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; less liquid, developed or
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efficient trading markets; greater volatility; and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of sanctions, exchange controls (including repatriation restrictions), foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States and other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. The Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country, or geographic region due to, among other things, heightened risks regarding sanctions, repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Geopolitical developments in certain countries in which the Fund may invest have caused, or may in the future cause, significant volatility in financial markets. For example, the United Kingdom ("UK") withdrew from the European Union ("EU") on January 31, 2020 (commonly known as “Brexit”), which has resulted in ongoing market volatility and caused additional market disruption on a global basis. The UK and the EU signed the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and UK’s relationship post Brexit. However, under the TCA, many aspects of the EU-UK relationship remain subject to further negotiation. Although the full effects of Brexit are unknown at this time, Brexit may continue to result in fluctuations of exchange rates, increased illiquidity, inflation, and changes in legal and regulatory regimes to which certain of the Fund’s assets are subject. These and other geopolitical developments, including ongoing region armed conflict in Europe, could negatively impact the value of the Fund’s investments.
The Fund's investments in foreign securities may also be subject to foreign currency risk, as described above, the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund may have exposure to foreign currencies) to decline in value. Foreign risks will normally be greatest when the Fund invests in securities of issuers located in emerging countries. For more information about these risks, see Appendix A.
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Interest Rate Risk—When interest rates increase, fixed income securities or instruments held by the Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. The risks associated with changing interest rates may have unpredictable effects on the markets and the Fund’s investments, and funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.
Although interest rates in the United States remain at relatively low levels, they are expected to increase in the future. Certain countries have experienced negative interest rates on certain fixed-income instruments. Changing interest rates may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility.
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Large Shareholder Transactions Risk—The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
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Risks of the Fund
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Leverage Risk—Leverage creates exposure to potential gains and losses in excess of the initial amount invested. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. When the Fund uses leverage, the sum of the Fund's investment exposures may significantly exceed the amount of assets invested in the Fund, although these exposures may vary over time. Relatively small market movements may result in large changes in the value of a leveraged investment. The Fund will identify liquid assets on its books or otherwise cover transactions that may give rise to such risk, to the extent required by applicable law. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund's investment portfolio may be subject.
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Liquidity Risk—The Fund may invest in securities or instruments that trade in lower volumes, that are less liquid than other investments and/or that may become illiquid or less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities.
Illiquidity can be caused by a drop in overall market trading volume, an inability to find a willing buyer, or legal restrictions on the securities’ resale. To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to decreased liquidity.
Because the Fund may invest in non-investment grade fixed income securities and/or emerging country issuers, the Fund may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events (including periods of rapid interest rate changes), or adverse investor perceptions, whether or not accurate.
Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period stated in the Prospectus or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests or other reasons. While the Fund reserves the right to meet redemption requests through in-kind distributions, the Fund may instead choose to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If the Fund is forced to sell investments at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund's NAV and dilute remaining investors’ interests.
Certain shareholders, including clients or affiliates of the Investment Adviser and/or other funds managed by the Investment Adviser, may from time to time own or control a significant percentage of the Fund's shares. Redemptions by these shareholders of their shares of the Fund may further increase the Fund's liquidity risk and may impact the Fund's NAV. These shareholders may include, for example, institutional investors, funds of funds, discretionary advisory clients, certain participating insurance companies, accounts or Goldman Sachs affiliates and other shareholders, whose buy-sell decisions are controlled by a single decision-maker.
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Loan-Related Investments Risk—In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities and the Investment Adviser relies primarily on its own evaluation of a borrower’s credit quality rather than on any available independent sources. The ability of the Fund to realize full value in the event of the need to sell a loan investment may be impaired by the lack of an active trading market for certain loans or adverse market conditions limiting liquidity. Loan obligations are not traded on an exchange, and purchasers and sellers rely on certain market makers, such as the administrative agent for the particular loan obligation, to trade that loan obligation. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund's redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from a credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement,
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which will generally incur additional costs (although expedited trade settlement will not always be available). The Fund may also hold a larger position in cash and cash items to limit the impact of extended trade settlement periods, which may adversely impact the Fund's performance. In addition, substantial increases in interest rates may cause an increase in loan obligation defaults.
Affiliates of the Investment Adviser may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of such affiliates in the loan markets may restrict the Fund's ability to acquire certain loans, affect the timing of such acquisition, or affect the price at which the loan is acquired.
With respect to loan participations, the Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if the Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of that lender as well and the ability of the lender to enforce appropriate credit remedies against the borrower. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. Nevertheless, Senior Loans are usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
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Management Risk—A strategy used by the Investment Adviser may fail to produce the intended results.
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Market Risk—The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund's investments may be overweighted from time to time in one or more sectors or countries, which will increase the Fund's exposure to risk of loss from adverse developments affecting those sectors or countries.
Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.
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Mortgage-Backed and Other Asset-Backed Securities Risk—Mortgage-related and other asset-backed securities are subject to credit/default, interest rate and certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Due to these risks, asset-backed securities may become more volatile in certain interest rate environments.
The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
The Fund may invest in mortgage-backed securities issued by the U.S. Government (see “U.S. Government Securities Risk”). To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies. An unexpectedly high rate of defaults on the
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Risks of the Fund
mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages or during periods of rising interest rates. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.
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Municipal Securities Risk—Municipal securities are subject to call/prepayment risk, credit/default risk, extension risk, interest rate risk and certain additional risks. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the debt securities of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds). Specific risks are associated with different types of municipal securities.With respect to general obligation bonds, the full faith, credit and taxing power of the municipality that issues a general obligation bond secures payment of interest and repayment of principal. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base. Certain of the municipalities in which the Fund invests may experience significant financial difficulties, which may lead to bankruptcy or default.
With respect to revenue bonds, payments of interest and principal are made only from the revenues generated by a particular facility, class of facilities or the proceeds of a special tax, or other revenue source, and depends on the money earned by that source. Private activity bonds are issued by municipalities and other public authorities to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. If the private enterprise defaults on its payments, the Fund may not receive any income or get its money back from the investment. Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality. Municipal notes are shorter term municipal debt obligations. They may provide interim financing in anticipation of, and are secured by, tax collection, bond sales or revenue receipts. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money. In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. The issuer will generally appropriate municipal funds for that purpose, but is not obligated to do so. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property. However, if the issuer does not fulfill its payment obligation it may be difficult to sell the property and the proceeds of a sale may not cover the Fund’s loss.
Municipalities continue to experience difficulties in the current economic and political environment.
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NAV Risk—The net asset value  of the Fund and the value of your investment will fluctuate.
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Non-Hedging Foreign Currency Trading Risk—The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Investment Adviser’s expectations may produce significant losses to the Fund. Some of the transactions may also be subject to interest rate risk.
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Non-Investment Grade Fixed Income Securities Risk—Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Fund may purchase the securities or obligations of issuers that are in default.
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Other Investment Companies Risk—By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.
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Portfolio Turnover Rate Risk—The Fund may engage in active and frequent trading of portfolio securities to achieve their principal investment strategies. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.
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Short Position Risk—The Fund may use derivatives, including options, futures and swaps, to implement short positions, and may engage in short selling. Taking short positions and short selling involve leverage of the Fund’s assets and present various risks. If the value of the instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to
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the increase in value from the time that the short position was entered into plus any premium and interest paid to a third party. Therefore, taking short derivative positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the counterparty to the short transaction may fail to honor its contract terms, causing a loss to the Fund.
In order to establish a short position in a financial instrument, the Fund must first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available instruments or for other reasons.
After selling a borrowed financial instrument, the Fund is then obligated to “cover” the short sale by purchasing and returning the instrument to the lender on a later date. The Fund cannot guarantee that the financial instrument necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, the Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing a financial instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. The potential loss on a short sale may, with respect to certain instruments (e.g., equities, swap options), be unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. If the price of a borrowed financial instrument declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender.
While the Fund has an open short position, it is subject to the risk that the financial instrument’s lender will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If this happens, the Fund may be required to buy the replacement instrument immediately at the instrument’s then current market price or “buy in” by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.
Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while a loan is outstanding. In addition, to borrow a financial instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.
Until the Fund replaces a borrowed instrument, the Fund may be required to maintain short sale proceeds with the lending broker as collateral. Moreover, the Fund may be required to make margin payments to the lender during the term of the borrowing if the value of the security it borrowed (and sold short) increases. Thus, short sales involve credit exposure to the broker that executes the short sales. In the event of the bankruptcy or other similar insolvency with respect to a broker with whom the Fund has an open short position, the Fund may be unable to recover, or delayed in recovering, any margin or other collateral held with or for the lending broker. In addition, the Fund is required to identify on its books, liquid assets (less any additional collateral held by the broker, not including short sale proceeds) to cover short sale obligations, marked-to-market daily. The requirement to identify liquid assets limits the Fund’s leveraging of investments and the related risk of losses from leveraging. However, such identification may also limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.
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Sovereign Default Risk—The issuer of non-U.S. sovereign debt held by the Fund or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay the principal or interest when due. This may result from political or social factors, the general economic environment of a country or levels of borrowing rates, foreign debt or foreign currency exchange rates.
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Economic Risk—The risks associated with the general economic environment of a country. These can encompass, among other things, low quality and growth rate of Gross Domestic Product (“GDP”), high inflation or deflation, high government deficits as a percentage of GDP, weak financial sector, overvalued exchange rate, and high current account deficits as a percentage of GDP.
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Political Risk—The risks associated with the general political and social environment of a country. These factors may include among other things government instability, poor socioeconomic conditions, corruption, lack of law and order, lack of democratic accountability, poor quality of the bureaucracy, internal and external conflict, the imposition of international sanctions, and religious and ethnic tensions. High political risk can impede the economic welfare of a country.
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Repayment Risk—A country may be unable to pay its external debt obligations in the immediate future. Repayment risk factors may include but are not limited to high foreign debt as a percentage of GDP, high borrowing rates (which may increase in market environments where interest rates are rising), high foreign debt service as a percentage of exports, low foreign exchange reserves as a percentage of short-term debt or exports, and an unsustainable exchange rate structure.
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Special Situation Investments Risk—The Fund may make investments in event-driven situations such as recapitalizations,
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Risks of the Fund
financings, corporate and financial restructurings, acquisitions, divestitures, reorganizations or other situations in public or private companies that may provide the Fund with an opportunity to provide debt and/or equity financing, typically on a negotiated basis. The Investment Adviser will seek special situation investment opportunities with limited downside risk relative to their potential upside. These investments are complicated and an incorrect assessment of the downside risk associated with an investment could result in significant losses to the Fund.
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Stock Risk—Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Stock prices may fluctuate from time to time in response to the activities of individual companies and in response to general market and economic conditions. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments, and the stock prices of such companies may suffer a decline in response.
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Swaps Risk—The use of swaps is a highly specialized activity which involves investment techniques, risk analyses and tax planning different from those associated with ordinary portfolio securities transactions. The Fund’s transactions in swaps may be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s direct investments in securities and short sales.
Transactions in swaps can involve greater risks than if the Fund had invested in securities directly since, in addition to general market risks, swaps may be leveraged and subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if the Fund invests in cleared swaps, which are transacted through a futures commission merchant and cleared through a clearinghouse that serves as a central counterparty. Because uncleared, bilateral swap agreements are two-party contracts and because they may have terms of greater than seven days, these swaps may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap (including any margin the Fund may have posted in connection with establishing the swap position) in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
The value of swaps can be very volatile, and a variance in the degree of volatility or in the direction of securities prices from the Investment Adviser’s expectations may produce significant losses in the Fund’s investments in swaps. In addition, a perfect correlation between a swap and a security position may be impossible to achieve. As a result, the Investment Adviser’s use of swaps may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
◼
U.S. Government Securities Risk—The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government Securities  issued by those agencies, instrumentalities and sponsored enterprises, including those issued by Fannie Mae, Freddie Mac and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government Securities will not have the funds to meet their payment obligations in the future. Fannie Mae and Freddie Mac have been operating under conservatorship, with the Federal Housing Finance Agency (“FHFA”) acting as their conservator, since September 2008. The entities are dependent upon the continued support of the U.S. Department of the Treasury and FHFA in order to continue their business operations. These factors, among others, could affect the future status and role of Fannie Mae and Freddie Mac and the value of their securities and the securities which they guarantee. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.
More information about the Fund’s portfolio securities and investment techniques, and its associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.
23

Service Providers

INVESTMENT ADVISER

Investment Adviser	Fund
Goldman Sachs Asset Management, L.P. (“GSAM”) 200 West Street New York, NY 10282	Long Short Credit Strategies
GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. As of March 31, 2022, GSAM, including its investment advisory affiliates, had assets under supervision of approximately $2.13 trillion.
The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Adviser makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants (“FCMs”) or other counterparties, including Goldman Sachs and its affiliates. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Adviser has access to the research and certain proprietary technical models developed by Goldman Sachs (subject to legal, internal, regulatory and Chinese Wall restrictions), and will apply quantitative and qualitative analysis in determining the appropriate allocations among categories of issuers and types of securities.
The Investment Adviser also performs the following additional services for the Fund (to the extent not performed by others pursuant to agreements with the Fund):
◼
Supervises all non-advisory operations of the Fund
◼
Provides personnel to perform necessary executive, administrative and clerical services to the Fund
◼
Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities
◼
Maintains the records of the Fund
◼
Provides office space and all necessary office equipment and services
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
From time to time, Goldman Sachs or its affiliates may invest “seed” capital in the Fund. These investments are generally intended to enable the Fund to commence investment operations and achieve sufficient scale. Goldman Sachs and its affiliates may hedge the exposure of the seed capital invested in the Fund by, among other things, taking an offsetting position in the benchmark of the Fund.
MANAGEMENT FEES AND OTHER EXPENSES
As compensation for its services and its assumption of certain expenses, the Investment Adviser is entitled to the following fees, computed daily and payable monthly, at the annual rates listed below (as a percentage of the Fund’s average daily net assets):
Fund:	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended March 31, 2022*
Long Short Credit Strategies	1.00%	First $1 Billion	0.99%
	0.90%	Next $1 Billion
	0.86%	Next $3 Billion
	0.84%	Next $3 Billion
24

Service Providers
Fund:	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended March 31, 2022*
	0.82%	Over $8 Billion
*
The Actual Rate may not correlate to the Contractual Management Fee Annual Rate as a result of management fee waivers that may be in effect from time to time.
The Investment Adviser has agreed to waive a portion of its management fee  payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any affiliated funds in which the Fund invests. The management fee waiver will remain in effect through at least July 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The management fee waiver may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so.
In addition to the management fee waiver described above, the Investment Adviser may waive an additional portion of its management fee,from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangement in place.
The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.094% of average daily net assets for the Fund, through at least July 29, 2023, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board of Trustees. The expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Fund.
A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2021 is available in the Fund’s semi-annual report for the period ended September 30, 2021. A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement for the Fund in 2022 will be available in the Fund’s semi-annual report for the period ended September 30, 2022.
FUND MANAGERS
Fixed Income Portfolio Management Team
The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund’s portfolio managers' individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Fund’s portfolios.
Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Aakash Thombre Vice President	Portfolio Manager— Long Short Credit Strategies	Since 2021	Mr. Thombre is a portfolio manager specializing in multi-sector credit, high yield, bank loan, and emerging market corporate debt. He joined the Investment Adviser in 2007.
Michael McGuiness Vice President, Head of Opportunistic Corporate Credit within Global Fixed Income	Portfolio Manager— Long Short Credit Strategies	Since 2019
Mr. McGuiness is the Head of Opportunistic Corporate Credit and a
portfolio manager within Global Fixed Income. Prior to joining the
Investment Adviser in 2015, Mr. McGuiness was a partner and
portfolio manager with a focus on credit selection at Taurasi Capital
Management, Battleground Capital Management, Ore Hill Partners,
and W.R. Huff Asset Management.

Ashish Shah Managing Director, Co-Chief Investment Officer, Global Fixed Income	Portfolio Manager— Long Short Credit Strategies	Since 2019
Mr. Shah is Co-Chief Investment Officer of Global Fixed Income,
Global Head of Corporate Credit and Head of the Cross-Sector
Strategy within Fixed Income. Mr. Shah joined the Investment
Adviser in 2018. Mr. Shah was previously at AllianceBernstein from 2010 to 2018, where he was most recently the Head of Fixed
Income and Chief Investment Officer of Global Credit.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.
25

DISTRIBUTOR AND TRANSFER AGENT
Goldman Sachs, 200 West Street, New York, NY 10282, serves as the exclusive distributor (the “Distributor”) of the Fund’s shares. Goldman Sachs, 71 S. Wacker Drive, Chicago, IL 60606, also serves as the Fund’s transfer agent (the “Transfer Agent”) and, as such, performs various shareholder servicing functions.
For its transfer agency services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to the Class P Shares.
From time to time, Goldman Sachs or any of its affiliates may purchase and hold shares of the Fund. Goldman Sachs and its affiliates reserve the right to redeem at any time some or all of the shares acquired for their own accounts.
ACTIVITIES OF GOLDMAN SACHS AND ITS AFFILIATES AND OTHER ACCOUNTS MANAGED BY GOLDMAN SACHS
The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund directly and indirectly invest. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.
The Fund will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.
26

Distributions
The Fund pays distributions from its investment income and from net realized capital gains. You may choose to have distributions paid in:
◼
Cash
◼
Additional shares of the same class of the same  Fund
◼
Shares of the same or an equivalent class of another fund managed by the Investment Adviser and/or certain of its advisory affiliates (each, a “Goldman Sachs Fund”). Special restrictions may apply. See the SAI.
You may indicate your election on your account application. Any changes may be submitted in writing or via telephone, in some instances, to the Transfer Agent (either directly or through your intermediary) at any time before the record date for a particular distribution. If you do not indicate any choice, your distributions will be reinvested automatically in the Fund. If cash distributions are elected with respect to the Fund’s distributions from net investment income, then cash distributions must also be elected with respect to the net short-term capital gains component, if any, of the Fund’s annual distributions.
The election to reinvest distributions in additional shares will not affect the tax treatment of such distributions, which will be treated as received by you and then used to purchase the shares.
Distributions from net investment income and distributions from net capital gains, if any, are normally declared and paid as follows:
	Investment Income Dividends		Capital Gains Distributions
Fund	Declared	Paid	Declared and Paid
Long Short Credit Strategies	Daily	Monthly	Annually
In addition, the Fund may occasionally make a distribution at a time when it is not normally made.
In addition to the net investment income dividends declared daily and paid monthly, the Fund may also earn additional net investment income throughout the year. Any additional net investment income will be distributed annually as a declared event and paid to shareholders of record for such events.
From time to time a portion of the Fund’s distributions may constitute a return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles (“GAAP”).
When you purchase shares of the Fund, part of the NAV per share may be represented by undistributed income and/or realized gains that have previously been earned by the Fund. Therefore, subsequent distributions on such shares from such income and/or realized gains may be taxable to you even if the NAV of the shares is, as a result of the distributions, reduced below the cost of such shares and the distributions (or portions thereof) represent a return of a portion of the purchase price.
27

Shareholder Guide
The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund's shares.
Important Notice:
Class P Shares generally are available to the following investors:
◼Clients of the Goldman Sachs Private Wealth Management business unit (“GS PWM”) that custody their positions at Goldman Sachs & Co. LLC (“Goldman Sachs”);
◼Clients of The Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware (collectively, the “Trust Companies”) that custody their positions at Goldman Sachs;
◼Clients of The Ayco Company, L.P. (“Ayco”) that either custody their positions at Goldman Sachs or with certain intermediaries that are authorized to offer Class P Shares (“Authorized Institutions”) (such clients of GS PWM, the Trust
Companies, and Ayco are collectively referred to herein as “GS Clients”); or

◼Other investors at the discretion of Goldman Sachs Trust’s (the “Trust”) officers.
You may only purchase Class P Shares in accordance with the eligibility criteria described above. If you are a GS Client and propose to transfer your shares to another institution for any reason, or if you are no longer a GS Client, you may be required to redeem your shares of a Fund, or at the discretion of the Trust’s officers, you may be able hold Class P Shares through another institution, which must be an Authorized Institution and the basis on which you hold such Class P Shares may be limited to hold and redeem only. If available in such circumstances, in the alternative you may be able to choose to exchange your shares of a
Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another
Prospectus. There is no guarantee that a different share class offered by a Fund will be available to clients of the institution to which you intend to transfer your shares or that an option to exchange will be made available. Moreover, the shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance). Information regarding these other share classes may be obtained from the institution to which you intend to transfer your shares or from the
Transfer Agent by calling the number on the back cover of the Prospectus.

A redemption is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. You should consult your tax adviser concerning the potential tax consequences of investing in Class P Shares. None of the Trust, the
Investment Adviser, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from a redemption or exchange of Class P Shares. For more information about exchanges, please see “How to Sell Shares—Can I Exchange My Investment From One Goldman Sachs Fund To Another
Goldman Sachs Fund.”

How To Buy Shares
Shares Offering
Shares of the Fund are continuously offered through Goldman Sachs, acting in its capacity as the Fund’s distributor (the “Distributor”). The Fund and the Distributor will have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part.
How Can I Purchase Shares Of The Fund?
If you are a GS Client, you may purchase shares of the Fund through Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution. Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions have been authorized by the Trust to accept purchase, redemption or exchange orders on behalf of the Fund for GS Clients. In order to make an initial investment in the Fund you must furnish to Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution the information in the account application.
To open an account, contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution. Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions will normally give order instructions on behalf of GS Clients to Goldman Sachs, acting in its capacity as the Fund’s transfer agent (the “Transfer Agent”). Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, is responsible for transmitting accepted orders and payments to the Transfer Agent within the time period agreed upon by them and will set times by which orders and payments must be received by them from GS Clients. The Trust, Transfer Agent, Investment Adviser and their affiliates will not be responsible for any loss in connection with orders that are not transmitted to the Transfer Agent on a timely basis.
28

Shareholder Guide
The Fund will be deemed to have received an order for purchase, redemption or exchange of Fund shares when the order is accepted in “proper form” by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, on a business day, and the order will be priced at the Fund’s current NAV per share next determined after acceptance by any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable. Proper form generally means that specific trade details and customer identifying information must be received by the Transfer Agent at the time an order is submitted. Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions may have different requirements regarding what constitutes proper form for trade instructions. Please contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution for more information.
What Is My Minimum Investment In The Fund?
No minimum amount is required for initial purchases or additional investments in Class P Shares.
What Should I Know When I Purchase Shares?
All recordkeeping, transaction processing and payments of distributions relating to your account will be performed by Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, and not by the Fund and its Transfer Agent. Since the Fund will have no record of your transactions, you should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution, as applicable, to purchase, redeem or exchange shares, to make changes in or give instructions concerning your account or to obtain information about your account. If you transfer your shares, the Trust reserves the right to redeem your shares. The Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco and an Authorized Institution will not be responsible for any loss in an investor’s account or tax liability resulting from a redemption.
Goldman Sachs, the Trust Companies, Ayco, and Authorized Institutions that invest in shares on behalf of GS Clients may charge fees directly to the GS Clients’ accounts in connection with their investments. You should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution for information regarding such charges, as these fees, if any, may affect the return that GS Clients realize with respect to their investments.
The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Authorized Institutions to promote the sale, distribution and/or servicing of shares of the Fund and other Goldman Sachs Funds. These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. Such payments are intended to compensate Authorized Institutions for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by Authorized Institutions; access to Authorized Institutions’ registered representatives, advisors or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Fund and other Goldman Sachs Funds; the support or purchase of technology platforms/software; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, sponsor various trainings and educational programs. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Authorized Institutions for subaccounting, sub-transfer agency, administrative and/or shareholder processing services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The amount of these additional payments is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through Authorized Institutions. In addition, certain Authorized Institutions may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports, economic analysis, and portfolio analysis, portfolio construction and similar tools and software. In certain cases, Authorized Institutions may not pay for these products or services or may only pay for a portion of the total cost of these products or services. Please refer to the “Payments to Others (Including Intermediaries)” section of the SAI for more information about these payments and services.
The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by each of Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution may differ. The presence of these payments, receipt of these services and the basis on which Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution compensates its registered representatives, advisors or salespersons may create an incentive for a particular registered representative, advisor or salesperson to highlight, feature or recommend the Fund based, at least in part, on the level of compensation paid. You should contact Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution for more information about the payments it receives and any potential conflicts of interest.
29

What Else Should I Know About Share Purchases?
The Trust reserves the right to:
◼
Require Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution to refuse to open an account if you fail to (i) provide a taxpayer identification number, a Social Security Number or other government-issued identification (e.g., for an individual, a driver’s license or passport) or (ii) certify that such number or other information is correct (if required to do so under applicable law).
◼
Reject or restrict any purchase or exchange order by a particular purchaser (or group of related purchasers) for any reason in its discretion. Without limiting the foregoing, the Trust may reject or restrict purchase and exchange orders by a particular purchaser (or group of related purchasers) when a pattern of frequent purchases, sales or exchanges of shares of the Fund is evident, or if purchases, sales or exchanges are, or a subsequent redemption might be, of a size that would disrupt the management of the Fund.
◼
Close the Fund to new investors from time to time and reopen any such Fund whenever it is deemed appropriate by the Investment Adviser.
◼
Provide for, modify or waive the minimum investment requirements.
◼
Modify the manner in which shares are offered.
◼
Modify the sales charge rate applicable to future purchases of shares.
Shares of the Fund are only registered for sale in the United States and certain of its territories. Generally, shares of the Fund will only be offered or sold to “U.S. persons” and all offerings or other solicitation activities will be conducted within the United States, in accordance with the rules and regulations of the Securities Act of 1933, as amended (“Securities Act”).
The Fund may allow you to purchase shares through Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution with securities instead of cash if consistent with the Fund’s investment policies and operations and approved by the Investment Adviser.
Notwithstanding the foregoing, the Trust, Goldman Sachs, the Trust Companies, Ayco and any Authorized Institution reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust, Goldman Sachs, the Trust Companies and Ayco will not be liable for any loss resulting from rejected purchase or exchange orders.
Please be advised that abandoned or unclaimed property laws for certain states (to which your account may be subject) require financial organizations to transfer (escheat) unclaimed property (including shares of the Fund) to the appropriate state if no activity occurs in an account for a period of time specified by state law. For IRA accounts escheated to a state under these abandoned property laws, the escheatment will generally be treated as a taxable distribution to you; federal and any applicable state income tax will be withheld. This may apply to your Roth IRA as well.
Customer Identification Program. Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information, for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with its Customer Identification Program. After accepting an application, to the extent permitted by applicable law or its Customer Identification Program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily redeem an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity or are unable to obtain all required information. The Fund and its agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and redeeming an investor’s shares pursuant to their Customer Identification Program.
How Are Shares Priced?
The price you pay when you buy shares is the Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted your order in proper form. The price you receive when you sell shares is the Fund’s next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted your order in proper form. Each class generally calculates its NAV as follows:
NAV =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class
The Fund’s investments for which market quotations are readily available are valued at market value on the basis of quotations provided by pricing services or securities dealers. If accurate quotations are not readily available, if the Fund’s fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Fund’s NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined in good faith under
30

Shareholder Guide
valuation procedures established by the Board of Trustees. Thus, such pricing may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale. Cases where there is no clear indication of the value of the Fund’s investments include, among others, situations where a security or other asset or liability does not have a price source or a price is unavailable.
Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded. To the extent the Fund invests in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service in accordance with the fair value procedures approved by the Board of Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV.
Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing services or securities dealers. Pricing services may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing services generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.
Investments in other open-end registered investment companies (if any), excluding investments in ETFs, are valued based on the NAV of those open-end registered investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs will generally be valued at the last sale price or official closing price on the exchange on which they are principally traded.
In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
One effect of using an independent third-party pricing (fair value) service and fair valuation may be to reduce stale pricing arbitrage opportunities presented by the pricing of Fund shares. However, it involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.
Please note the following with respect to the price at which your transactions are processed:
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NAV per share of each share class is generally calculated by the Fund’s fund accounting agent on each business day as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) or such other times as the New York Stock Exchange or NASDAQ market may officially close. This occurs after the determination, if any, of the income to be declared as a dividend. Fund shares will generally not be priced on any day the New York Stock Exchange is closed, although Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
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On any business day when the SIFMA recommends that the bond markets close early, the Fund reserves the right to close at or prior to the SIFMA recommended closing time. If the Fund does so, it will cease granting same business day credit for purchase and redemption orders received after the Fund’s closing time and credit will be given on the next business day.
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The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.
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The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
Consistent with industry practice, investment transactions not settling on the same day are recorded and factored into the Fund’s NAV on the business day following trade date (T+1). The use of T+1 accounting generally does not, but may, result in a NAV that differs materially from the NAV that would result if all transactions were reflected on their trade dates.
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Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange and/or the bond markets are stopped at a time other than their regularly scheduled closing time. In the event the New York Stock Exchange and/or the bond markets do not open for business, the Trust may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open. To learn whether the Fund is open for business during this situation, please call the appropriate phone number located on the back cover of the Prospectus.
Foreign securities may trade in their local markets on days the Fund is closed. As a result, if the Fund holds foreign securities, its NAV may be impacted on days when investors may not purchase or redeem Fund shares.
The Fund relies on various sources to calculate its NAV. The ability of the Fund’s fund accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
When Will Shares Be Issued And Dividends Begin To Be Accrued?
Net investment income dividends that are declared daily and paid monthly will begin to be accrued as follows:
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Shares Purchased by Federal Funds Wire or ACH Transfer:
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If a purchase order is received in proper form before the Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares on the later of (i) the business day after payment is received, or (ii) the day that the federal funds wire is received by The Northern Trust Company. Failure to provide payment on settlement date may result in a delay in accrual.
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If a purchase order is placed through an Authorized Institution that settles through the National Securities Clearing Corporation (the “NSCC”), the purchase order will begin accruing dividends on the NSCC settlement date.
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Shares Purchased by Check:
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If a purchase order is received in proper form before the Fund closes, shares will generally be issued and dividends will generally begin to accrue on the purchased shares no later than two business days after payment is received.
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Other dividends or distributions will be distributed annually as a declared event and paid to shareholders of record on the record date for such events.
How To Sell Shares
How Can I Sell Shares Of The Fund?
Generally, shares may be sold (redeemed) only through Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution. Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions will normally give redemption instructions on behalf of GS Clients to the Transfer Agent. On any business day the Fund is open, the Fund will generally redeem its shares upon request at their next-determined NAV per share after any of the Transfer Agent, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution, as applicable, has received and accepted a redemption order in proper form, as described under “How To Buy Shares—How Can I Purchase Shares Of The Fund?” above. Redemptions may be requested by electronic trading platform, in writing or by telephone (unless Goldman Sachs, the Trust Companies, Ayco, or an Authorized Institution opts out of the telephone redemption privilege on the account application). You should contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution, to discuss redemptions and redemption proceeds. The Fund may transfer redemption proceeds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. In the alternative, Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution may request that redemption proceeds be sent to you by check or wire (if the wire instructions are designated in the current records of the Transfer Agent).
When Do I Need A Medallion Signature Guarantee To Redeem Shares?
Generally, a redemption request must be in writing and signed by an authorized person with a Medallion signature guarantee if:
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You would like the redemption proceeds sent to an address that is not your address of record; or
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You would like the redemption proceeds sent to a domestic bank account that is not designated in the current records of the Transfer Agent.
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Shareholder Guide
A Medallion signature guarantee must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Trust. A notary public cannot provide a Medallion signature guarantee. The written request may be confirmed by telephone with both the requesting party and the designated Authorized Institution to verify instructions. Additional documentation may be required.
What Do I Need To Know About Telephone Redemption Requests?
The Trust and Goldman Sachs will not be liable for any loss or tax liability you may incur in the event that the Trust accepts unauthorized telephone redemption requests that the Trust reasonably believes to be genuine. The Trust may accept telephone redemption instructions from any person identifying himself or herself as the owner of an account or the owner’s registered representative where the owner has not declined in writing to use this service. Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution may submit redemption requests by telephone on your behalf. Thus, you risk possible losses if a telephone redemption is not authorized by you.
In an effort to prevent unauthorized or fraudulent redemption and exchange requests by telephone, the Transfer Agent and DST Asset Manager Solutions, Inc. (“DST”) each employ reasonable procedures specified by the Trust to confirm that such instructions are genuine. The following general policies are currently in effect:
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Telephone requests are recorded.
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Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee indicating another address or account).
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For the 30-day period following a change of address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the Transfer Agent (see immediately preceding bullet point). In order to receive the redemption by check during this time period, the redemption request must be in the form of a written, Medallion signature guaranteed letter.
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The telephone redemption option does not apply to shares held in an account maintained and serviced by your Authorized Institution. If your shares are held in an account with an Authorized Institution, you should contact your registered representative of record, who may make telephone redemptions on your behalf.
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The telephone redemption option may be modified or terminated at any time without prior notice.
Note: It may be difficult to make telephone redemptions in times of unusual economic or market conditions.
How Are Redemption Proceeds Paid?
By Wire: You may arrange for your redemption proceeds to be paid as federal funds to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution or to a domestic bank account designated in the current records of the Transfer Agent. In addition, redemption proceeds may be transmitted through an electronic trading platform to an account with Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution. The following general policies govern wiring redemption proceeds:
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Redemption proceeds will normally be paid in federal funds, between one and two business days (or such other times in accordance with the requirements of Goldman Sachs, the Trust Companies, Ayco, or your Authorized Institution) following receipt of a properly executed wire transfer redemption request. In certain circumstances, however (such as unusual market conditions or in cases of very large redemptions or excessive trading), it may take up to seven days to pay redemption proceeds.
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Redemption requests may only be postponed or suspended for longer than seven days as permitted under Section 22(e) of the Investment Company Act of 1940 (the “Investment Company Act”) if (i) the New York Stock Exchange is closed for trading or trading is restricted; (ii) an emergency exists which makes the disposal of securities owned by the Fund or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) the SEC, by order or regulation, permits the suspension of the right of redemption.
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If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
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If the Federal Reserve Bank is closed on the day that the redemption proceeds would ordinarily be wired, wiring the redemption proceeds may be delayed until the Federal Reserve Bank reopens.
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To change the bank wiring instructions designated in the current records of the Transfer Agent, you must send written instructions signed by an authorized person designated in the current records of the Transfer Agent. A Medallion signature guarantee may be required if you are requesting a redemption in conjunction with the change.
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None of the Trust, the Investment Adviser or the Transfer Agent assumes any responsibility for the performance of your bank, Goldman Sachs, the Trust Companies, Ayco, or Authorized Institution in the transfer process. If a problem with such performance arises, you should deal directly with your bank, Goldman Sachs, the Trust Companies, Ayco, or Authorized Institution.
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By Check: You may elect to receive your redemption proceeds by check. Redemption proceeds paid by check will normally be mailed to the address of record within two business days (or such other times in accordance with the requirements of your Authorized Institution) following receipt of a properly executed redemption request, except in certain circumstances (such as those set forth above with respect to wire transfer redemption requests). If you are selling shares you recently paid for by check, the Fund will pay you when your check has cleared, which may take up to 15 days.
What Else Do I Need To Know About Redemptions?
The following generally applies to redemption requests:
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Additional documentation may be required when deemed appropriate by the Transfer Agent. A redemption request will not be in proper form until such additional documentation has been received.
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Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions are responsible for the timely transmittal of redemption requests by GS Clients to the Transfer Agent. In order to facilitate the timely transmittal of redemption requests, Goldman Sachs, the Trust Companies, Ayco and Authorized Institutions may set times by which they must receive redemption requests. Goldman Sachs, the Trust Companies, Ayco or Authorized Institutions may also require additional documentation from you.
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As disclosed above, if you are a GS Client and propose to transfer your shares to another institution for any reason, you may be required to either redeem your shares of the Fund or if available, you may be able to choose to exchange your shares of the Fund for a different share class offered by the Fund, which may be offered in another Prospectus.
The Trust reserves the right to:
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Redeem your shares in the event any of Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution is no longer authorized to offer Class P Shares.
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Redeem your shares in the case of actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by you or any other individual associated with your account.
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Subject to applicable law, redeem your shares in other circumstances determined by the Board of Trustees to be in the best interest of the Trust.
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Pay redemptions by a distribution in-kind of securities (instead of cash). If you receive redemption proceeds in-kind, you should expect to incur transaction costs upon the disposition of those securities. In addition, if you receive redemption proceeds in- kind, you will be subject to market gains or losses upon the disposition of those securities.
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Reinvest any amounts (e.g., dividends, distributions or redemption proceeds) which you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.
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Charge an additional fee in the event a redemption is made via wire transfer.
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Terminate your account if you are no longer a GS Client, or otherwise no longer eligible to invest in Class P Shares of the Fund.
The Fund typically expects to meet redemption requests by using holdings of cash or cash equivalents and/or proceeds from the sale of portfolio holdings. In addition, under stressed market conditions, as well as for other temporary or emergency purposes, the Fund may distribute redemption proceeds in-kind (instead of cash), access a line of credit or overdraft facility, or borrow through other sources to meet redemption requests.
None of the Trust, the Investment Adviser, Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary redemption.
Can I Exchange My Investment From One Goldman Sachs Fund To Another Goldman Sachs Fund?
You may exchange your shares at NAV at the time of exchange for Class P Shares of another Goldman Sachs Fund. The exchange privilege may be materially modified or withdrawn at any time upon 60 days’ written notice. You should contact Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution to arrange for the exchange of your shares for Class P Shares of another Goldman Sachs Fund. If you propose to transfer your Class P Shares to another institution for any reason, you may be required to either redeem your shares of the Fund or if available, you may be able to choose to exchange your shares of the Fund for a different share class offered by the Fund or another Goldman Sachs Fund, which may be offered in another Prospectus. For more information, please see “How to Sell Shares—What Else Do I Need to Know About Redemptions?” The shares you receive in any exchange are subject to different (and possibly higher) fees and expenses (which affect performance).
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Shareholder Guide
You should keep in mind the following factors when making or considering an exchange:
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You should obtain and carefully read the prospectus of the Goldman Sachs Fund you are acquiring before making an exchange. You should be aware that not all Goldman Sachs Funds may offer all share classes.
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Currently, the Fund does not impose any charge for exchanges, although the Fund may impose a charge in the future.
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All exchanges which represent an initial investment in a Goldman Sachs Fund must satisfy the minimum initial investment requirements of that Fund. This requirement may be waived at the discretion of the Trust. Exchanges into a Goldman Sachs Fund need not meet the traditional minimum investment requirements for that Fund if the entire balance of the original Fund account is exchanged.
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Exchanges are available only in states where exchanges may be legally made.
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It may be difficult to make telephone exchanges in times of unusual economic or market conditions.
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The Transfer Agent and DST may use reasonable procedures described above in “How To Sell Shares—What Do I Need To Know About Telephone Redemption Requests?” in an effort to prevent unauthorized or fraudulent telephone exchange requests.
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Normally, a telephone exchange will be made only to an identically registered account.
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Exchanges into Goldman Sachs Funds or certain share classes of Goldman Sachs Funds that are closed to new investors may be restricted.
For federal income tax purposes, an exchange from one Goldman Sachs Fund to another is treated as a redemption of the shares surrendered in the exchange, on which you may be subject to tax, followed by a purchase of shares received in the exchange. You should consult your tax adviser concerning the tax consequences of an exchange.
Shareholder Services
Can My Distributions From The Fund Be Invested In Other Goldman Sachs Funds?
You may elect to cross-reinvest distributions paid by a Goldman Sachs Fund in shares of the same class of other Goldman Sachs Funds.
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Shares will be purchased at NAV.
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You may elect cross-reinvestment into an identically registered account or a similarly registered account provided that at least one name on the account is registered identically.
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You cannot make cross-reinvestments into a Goldman Sachs Fund unless that Fund’s minimum initial investment requirement is met.
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You should obtain and read the prospectus of the Goldman Sachs Fund into which distributions are invested.
What Types Of Reports Will I Be Sent Regarding My Investment?
Each of Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution is responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, proxy materials and notices regarding the source of dividend payments under Section 19 of the Investment Company Act. They may charge additional fees not described in the Prospectus to GS Clients for such services.
Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution will provide you with a printed confirmation of each transaction in your account and a monthly account statement.
You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting Goldman Sachs, the Trust Companies, Ayco or your Authorized Institution. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation.
Restrictions on Excessive Trading Practices
Policies and Procedures on Excessive Trading Practices. In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and Goldman Sachs reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and Goldman Sachs will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or Goldman Sachs), the Trust (or Goldman Sachs) will exercise this right if, in the Trust’s (or Goldman Sachs’) judgment, an investor has a history of excessive trading or if an investor’s trading, in the
35

judgment of the Trust (or Goldman Sachs), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interests of the Trust or its shareholders to those of Goldman Sachs or any affiliated person or associated person of Goldman Sachs.
As a deterrent to excessive trading, many foreign equity securities held by the Goldman Sachs Funds are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see “How To Buy Shares—How Are Shares Priced?”
Pursuant to the policy adopted by the Board of Trustees of the Trust, Goldman Sachs has developed criteria that it uses to identify trading activity that may be excessive. Excessive trading activity in the Fund is measured by the number of “round trip” transactions in a shareholder’s account. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Fund detects that a shareholder has completed two or more round trip transactions in a single Fund within a rolling 90-day period, the Fund may reject or restrict subsequent purchase or exchange orders by that shareholder permanently. In addition, the Fund may, in its sole discretion, permanently reject or restrict purchase or exchange orders by a shareholder if the Fund detects other trading activity that is deemed to be disruptive to the management of the Fund or otherwise harmful to the Fund. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. A shareholder that has been restricted from participation in the Fund pursuant to this policy will be allowed to apply for re-entry after one year. A shareholder applying for re-entry must provide assurances acceptable to the Fund that the shareholder will not engage in excessive trading activities in the future.
Goldman Sachs may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Goldman Sachs will apply the criteria in a manner that, in Goldman Sachs’ judgment, will be uniform.
Fund shares may be held through omnibus arrangements maintained by Goldman Sachs, the Trust Companies, Ayco or Authorized Institutions. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are ordinarily not tracked by the Fund on a regular basis. Goldman Sachs, the Trust Companies, Ayco or an Authorized Institution may not have the capability or may not be willing to apply the Fund’s market timing policies. While Goldman Sachs, the Trust Companies and Ayco may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders in these omnibus accounts may be limited in certain circumstances, and certain Authorized Institutions may charge the Fund a fee for providing certain shareholder financial information requested as part of the Fund’s surveillance process. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund, Goldman Sachs, the Trust Companies and Ayco will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by an Authorized Institution or by certain clients of the Authorized Institution. Authorized Institutions may also monitor trading activities by their clients in the Fund. The criteria used by Authorized Institutions to monitor for excessive trading may differ from the criteria used by the Fund. If an Authorized Institution fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.
36

Taxation
As with any investment, you should consider how your investment in the Fund will be taxed. The tax information below is provided as general information. More tax information is available in the SAI. You should consult your tax adviser about the federal, state, local or foreign tax consequences of your investment in the Fund. Except as otherwise noted, the tax information provided assumes that you are a U.S. citizen or resident.
Unless your investment is through an Employee Benefit Plan or other tax-advantaged account, you should carefully consider the possible tax consequences of Fund distributions and the sale of your Fund shares.
DISTRIBUTIONS
The Fund contemplates declaring as dividends each year all or substantially all of its taxable income. Distributions you receive from the Fund are generally subject to federal income tax, and may also be subject to state or local taxes. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. For federal tax purposes, the Fund's distributions attributable to net investment income and short-term capital gains are taxable to you as ordinary income, while any distributions of long-term capital gains are taxable to you as long-term capital gains, no matter how long you have owned your Fund shares.
Under current provisions of the Code, the maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts. The preferential rates described above also apply to certain qualifying dividend income, but the Fund’s distributions will not qualify for that favorable treatment and will also not qualify for the corporate dividends received deduction because the Fund will be earning interest income rather than dividend income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The Fund’s transactions in derivatives (such as futures contracts and swaps) will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to you. The Fund’s use of derivatives may result in the Fund realizing more short-term capital gains and ordinary income subject to tax at ordinary income tax rates than it would if it did not use derivatives.
Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid in December. The character and tax status of all distributions will be available to shareholders after the close of each calendar year.
If you buy shares of the Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying into a dividend.”
The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. In general, the Fund may deduct these taxes in computing its taxable income.
SALES AND EXCHANGES
Your sale of Fund shares is a taxable transaction for federal income tax purposes, and may also be subject to state and local taxes. For tax purposes, the exchange of your Fund shares for shares of a different Goldman Sachs Fund is the same as a sale. When you sell your shares, you will generally recognize a capital gain or loss in an amount equal to the difference between your adjusted tax basis in the shares and the amount received. Generally, this capital gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds one year, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividends that were received on the shares. Additionally, any loss realized on a sale, exchange or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition (such as pursuant to a dividend reinvestment in shares of the Fund.) If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
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OTHER INFORMATION
When you open your account, you should provide your Social Security Number or tax identification number on your account application. By law, the Fund must withhold 24% of your taxable distributions and any redemption proceeds if you do not provide your correct taxpayer identification number, or certify that it is correct, or if the Internal Revenue Service (“IRS”) instructs the Fund to do so.
The Fund is required to report to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also, for shares purchased on or after January 1, 2012, their cost basis. Cost basis will be calculated using the Fund’s default method of average cost, unless you instruct the Fund to use a different methodology. If you would like to use the average cost method of calculation, no action is required. To elect an alternative method, you should contact Goldman Sachs Funds at the address or phone number on the back cover of the Prospectus. If your account is held with an intermediary, contact your representative with respect to reporting of cost basis and available elections for your account.
You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal income tax returns.
Non-U.S. investors are generally subject to U.S. withholding tax with respect to dividends received from the Fund and may be subject to estate tax with respect to their Fund shares. Non-U.S. investors generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by the Fund. It is expected that the Fund will generally make designations of short-term gains, to the extent permitted, but the Fund does not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.
The Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Fund to determine whether withholding is required.
38

Appendix A
Additional Information on Portfolio Risks, Securities and Techniques

A. General Portfolio Risks
The Fund will be subject to the risks associated with fixed income securities. These risks include, among others, interest rate risk, credit/default risk and call/extension risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit/default risk involves the risk that an issuer or guarantor could default on its obligations, and the Fund will not recover its investment. Call risk and extension risk are normally present in adjustable rate mortgage loans (“ARMs”), mortgage-backed securities and asset-backed securities. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (call risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities such as securities backed by car loans.
A rising interest rate environment could cause the value of the Fund’s fixed income securities to decrease, and fixed income markets to experience increased volatility in addition to heightened levels of liquidity risk. Additionally, decreases in the value of fixed income securities could lead to increased shareholder redemptions, which could impair the Fund’s ability to achieve its investment objective. The risks associated with increasing rates are heightened given that interest rates are near historic lows, but may be expected to increase in the future with unpredictable effects on the markets and the Fund’s investments.
To the extent the Fund invests in pooled investment vehicles (including investment companies and ETFs) and partnerships, the Fund will be affected by the investment policies, practices and performances of such entities in direct proportion to the amount of assets the Fund invests therein.
To the extent the Fund’s net assets decrease or increase in the future due to price volatility or share redemption or purchase activity, the Fund’s expense ratio may correspondingly increase or decrease from the expense ratio disclosed in the Prospectus.
The Investment Adviser will not consider the portfolio turnover rate a limiting factor in making investment decisions for the Fund. A high rate of portfolio turnover involves correspondingly greater expenses which must be borne by the Fund and its shareholders and is also likely to result in higher short-term capital gains taxable to certain shareholders. The portfolio turnover rate is calculated by dividing the lesser of the dollar amount of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities, excluding securities having a maturity at the date of purchase of one year or less.
The Fund’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five year duration may be expected to fall approximately five percent. The longer the duration of a bond, the more sensitive the bond’s price is to changes in interest rates. In computing portfolio duration, the Fund will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as “option-adjusted” duration. The Fund will not be limited as to its maximum weighted average portfolio maturity or the maximum stated maturity with respect to individual securities unless otherwise noted. The investment adviser may use derivative instruments to manage the duration of the Fund’s investment portfolio. These derivative instruments may include futures contracts, options on futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten or lengthen the duration of the Fund. The Fund may invest in credit instruments of any maturity or duration and will not be managed for maturity or any target duration. The Investment Adviser may use derivative instruments to manage the duration of the Fund’s investment portfolio. These derivative instruments may include futures contracts, options on futures contracts and swap transactions, as well as other types of derivatives, and can be used to shorten or lengthen the duration of the Fund.
Maturity measures the time until final payment is due; it takes no account of the pattern of a security’s cash flows over time. In calculating maturity, the Fund may determine the maturity of a variable or floating rate obligation according to its interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity. Similarly, to the extent that a fixed
39

income obligation has a call, refunding or redemption provision, the date on which the instrument is expected to be called, refunded or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur, and the Fund’s average maturity may lengthen beyond the Investment Adviser’s expectations should the expected call, refund or redemption not occur.
The Fund’s investments in derivative instruments, including financial futures contracts, options and swaps, can be significant. These transactions can result in sizeable realized and unrealized capital gains and losses relative to the gains and losses from the Fund’s investments in bonds and other securities. Short-term and long-term realized capital gains distributions paid by the Fund are taxable to its shareholders.
Interest rates, fixed income securities prices, the prices of futures and other derivatives, and currency exchange rates can be volatile, and a variance in the degree of volatility or in the direction of the market from the Investment Adviser’s expectations may produce significant losses in the Fund’s investments in derivatives. In addition, a perfect correlation between a derivatives position and a fixed income security position is generally impossible to achieve. As a result, the Investment Adviser’s use of derivatives may not be effective in fulfilling the Investment Adviser’s investment strategies and may contribute to losses that would not have been incurred otherwise.
As discussed below, the Fund may invest in credit default swaps and loan credit default swaps, which are derivative instruments.
Financial futures contracts used by the Fund include interest rate futures contracts including, among others, Eurodollar futures contracts. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward London LIBOR of a three-month deposit. Further information is included in the Prospectus regarding futures contracts, swaps and other derivative instruments used by the Fund, including information on the risks presented by these instruments and other purposes for which they may be used by the Fund.
The Fund may, from time to time, enter into arrangements with certain brokers or other counterparties that require the segregation of collateral. For operational, cost or other reasons, when setting up arrangements relating to the execution/clearing of trades, the Fund may choose to select a segregation model which may not be the most protective option available in the case of a default by a broker or counterparty.
The following sections provide further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether that Fund remains an appropriate investment in light of your then current financial position and needs.
B. Other Portfolio Risks
Credit/Default Risks. Debt securities purchased by the Fund may include U.S. Government Securities (including zero coupon bonds) and securities issued by foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed income securities are described in the next section below. Further information is provided in the SAI.
The Fund may invest in non-investment grade fixed income securities (commonly known as “junk bonds”), which are rated below investment grade (or determined to be of comparable credit quality, if not rated) at the time of purchase and are therefore considered speculative. Because non-investment grade fixed income securities are issued by issuers with low credit ratings, they pose a greater risk of default than investment grade securities.
Debt securities rated BBB– or higher by Standard & Poor’s, or Baa3 or higher by Moody’s or having a comparable credit rating by another NRSRO are considered “investment grade.” Securities rated BBB– or Baa3 are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal.
The Fund may invest in fixed income securities rated BB+ or Ba1 or below (or comparable unrated securities) which are commonly referred to as “junk bonds.” Junk bonds are considered speculative and may be questionable as to principal and interest payments.
In some cases, junk bonds may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will present greater speculative risks than those associated with investment in investment grade bonds. Also, to the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.
40

Appendix A
Risks of Derivative Investments. The Fund may invest in derivative instruments including, without limitation, options, futures, options on futures, swaps, interest rate caps, floors and collars, structured securities and forward contracts and other derivatives relating to foreign currency transactions. Derivatives may be used for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to an Investment Adviser for these purposes. Losses from derivative instruments can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks related to leverage factors associated with such transactions. Derivatives are also subject to risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions and the risk of loss by the Fund of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker or counterparty with whom the Fund has an open derivative position. Losses may also arise if the Fund receives cash collateral under the transactions and some or all of that collateral is invested in the market. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund may be responsible for any loss that might result from its investment of the counterparty’s cash collateral. If cash collateral is not invested, the Fund may be exposed to additional risk of loss in the event of the insolvency of its custodian holding such collateral. The use of these management techniques also involves the risk of loss if the Investment Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates, currency prices or other variables. Derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Investment Adviser’s attempts to hedge portfolio risk through the use of derivative instruments may not be successful, and the Investment Adviser may choose not to hedge portfolio risks. Using derivatives for nonhedging purposes presents greater risk of loss than derivatives used for hedging purposes.
Derivative mortgage-backed securities (such as principal-only (“POs”), interest-only (“IOs”) or inverse floating rate securities) are particularly exposed to call and extension risks. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of these securities. In general, the risk of faster than anticipated prepayments adversely affects IOs, super floaters and premium priced mortgage-backed securities. The risk of slower than anticipated prepayments generally adversely affects POs, floating-rate securities subject to interest rate caps, support tranches and discount priced mortgage-backed securities. In addition, particular derivative securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.
Some floating-rate derivative debt securities can present more complex types of derivative and interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to lower prices in the event of an unfavorable change in the spread between two designated interest rates.
Risks of Emerging Countries. The Fund may invest in securities of issuers located in, or otherwise economically tied to, emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern and Central Europe, and Central and South America. The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by the Fund. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to restrictions such as the need for governmental consents, which may make it difficult for the Fund to invest in such emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. In situations where a country restricts direct investment in securities (which may occur in certain Asian and other countries), the Fund may invest in such countries through other investment funds in such countries.
Emerging market countries may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. The degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary
41

significantly. Accordingly, regulators may not have sufficient access to audit and oversee issuers, and there could be less information available about issuers in certain emerging market countries. As a result, the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance could be inhibited.
Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not occur in other countries.
The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return to the Fund from an investment in issuers in such countries.
Settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
The creditworthiness of the local securities firms used by the Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.
The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Fund’s investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to value precisely because of the characteristics discussed above and lower trading volumes.
The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Adviser anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by those techniques.
Risks of Foreign Investments. The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. In addition, if the currency in which the Fund receives dividends, interest or other payments declines in value against the U.S. dollar before such income is distributed as dividends to shareholders or converted to U.S. dollars, the Fund may have to sell portfolio securities to obtain sufficient cash to pay such dividends.
Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals may adversely affect the Fund’s foreign holdings or exposures. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures
42

Appendix A
may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance.
Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.
Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.
Certain foreign investments may become less liquid in response to social, political or market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market turmoil. Certain foreign investments may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities. When the Fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets.
If the Fund focuses its investments in one or a few countries and currencies, the Fund may be subjected to greater risks than if the Fund’s assets were not so geographically focused.
Risks of Sovereign Debt. Investment in sovereign debt obligations by the Fund involves risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Fund’s NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers.
A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward international lenders, and the political constraints to which a sovereign debtor may be subject.
Foreign Custody Risk. The Fund may hold foreign securities with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some Foreign Custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over or independent evaluation of their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.
Risks of Illiquid Investments. The Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is an investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in
43

determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.
Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
In cases where no clear indication of the value of the Fund’s portfolio instruments is available, the portfolio instruments will be valued at their fair value according to the valuation procedures approved by the Board of Trustees. These cases include, among others, situations where a security or other asset or liability does not have a price source, or the secondary markets on which an investment has previously been traded are no longer viable due to its lack of liquidity. For more information on fair valuation, please see “Shareholder Guide—How to Buy Shares—How Are Shares Priced?”
Risks of Structured Investment Vehicles. Structured Investment Vehicles (“SIVs”) are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. SIVs are often leveraged and securities issued by SIVs may have differing credit preferences. Investments in SIVs present counterparty risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.
Temporary Investment Risks. The Fund may, for temporary defensive purposes (and to the extent that it is permitted to invest in the following), invest up to 100% of its total assets in:
◼
U.S. Government Securities
◼
Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable credit rating by another NRSRO (or, if unrated, determined by the Investment Adviser to be of comparable credit quality)
◼
Certificates of deposit
◼
Bankers’ acceptances
◼
Repurchase agreements
◼
Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year
◼
ETFs
◼
Other investment companies
◼
Cash items
When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
Risks of Short Selling. The Fund may engage in short selling. In these transactions, the Fund sells a security it does not own in anticipation of a decline in the market value of the security, then must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing a security, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the security at the time of the short sale.
The Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require the Fund to post as collateral other securities that it owns. If the Fund reinvests the cash proceeds, the Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, the Fund might be required to liquidate long and short positions at times or in amounts that may be disadvantageous to the Fund.
The Fund may make short sales against the box, in which the Fund enters into a short sale of a security which it owns or has the right to obtain at no additional cost.
The SEC and financial industry regulatory authorities in other countries have imposed temporary prohibitions and restrictions on certain types of short sale transactions. These prohibitions and restrictions, or the impositions of other regulatory requirements on short selling in the future, could inhibit the ability of the Investment Adviser to sell securities short on behalf of the Fund.
C. Portfolio Securities and Techniques
This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.
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Appendix A
The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.
U.S. Government Securities. The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.
U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).
U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.
U.S. Treasury Securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Government Securities if it is not obligated to do so by law.
Custodial Receipts and Trust Certificates. The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, Municipal Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers. Early repayment of principal on mortgage- or asset-backed securities may expose the Fund to the risk of earning a lower rate of return upon reinvestment of principal.
The Fund may invest in privately-issued mortgage pass-through securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a first lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.
Privately-issued mortgage pass-through securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in these pools may be supported by various other forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. Such insurance and guarantees may be issued by private insurers, banks and mortgage poolers. There is no assurance that private guarantors or insurers, if any, will meet their obligations. Mortgage-backed securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO. Some mortgage-backed securities issued by private organizations may not be readily marketable, may be more difficult to value accurately and may be more volatile than similar securities issued by a government entity.
45

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.
Sometimes, however, CMO classes are “parallel pay,” i.e., payments of principal are made to two or more classes concurrently. In some cases, CMOs may have the characteristics of a stripped mortgage-backed security whose price can be highly volatile. CMOs may exhibit more or less price volatility and interest rate risk than other types of mortgage-backed securities, and under certain interest rate and payment scenarios, the Fund may fail to recoup fully its investment in certain of these securities regardless of their credit quality.
To the extent the Fund concentrates its investments in pools of mortgage-backed securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.
Mortgage-backed securities also include stripped mortgage-backed securities (“SMBS”), which are derivative multiple class mortgage-backed securities. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBS that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. Throughout 2008, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. These events may have an adverse effect on the Fund to the extent it invests in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.
Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities may also include home equity line of credit loans and other second-lien mortgages. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities have only a subordinated claim or security interest in collateral. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. The value of some asset-backed securities may be particularly sensitive to changes in the prevailing interest rates. There is no guarantee that private guarantors or insurers of an asset-backed security, if any, will meet their obligations. Asset-backed securities may also be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default due to the market’s perception of the creditworthiness of the issuers and market conditions impacting asset-backed securities more generally.
Municipal Securities. The Fund may invest in securities and instruments issued by state and local government issuers. Municipal Securities in which the Fund may invest consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities. Such securities may pay fixed, variable or floating rates of interest. The interest on tax-free Municipal Securities will normally be exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from federal alternative minimum tax or from state or local taxes). Because of their tax-exempt status, the yields and market values of Municipal Securities may be more adversely impacted by changes in tax rates and policies than taxable fixed income securities.
46

Appendix A
Municipal Securities include both “general” obligation and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.
Municipal Securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities in which the Fund may invest include private activity bonds, pre-refunded municipal securities and auction rate securities.
The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a Municipal Security may be materially affected.
In addition, Municipal Securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.
Municipal Securities may also be in the form of a tender option bond, which is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s duration. There is risk that the Fund will not be considered the owner of a tender option bond for federal income tax purposes, and thus will not be entitled to treat such interest as exempt from federal income tax. Certain tender option bonds may be illiquid.
Municipal Securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The deterioration of the credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions.
Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.
The Fund may invest in Municipal Securities issued by municipalities, including U.S. territories, commonwealths and possessions, that may be, or may become, subject to significant financial difficulties. Factors contributing to such difficulties may include: lower property tax collections as a result of lower home values, lower sales tax revenue as a result of reduced consumer spending, lower income tax revenue as a result of higher unemployment rates, and budgetary constraints of local, state and federal governments upon which issuers of municipal securities may be relying for funding. Such securities may be considered below investment grade or may be subject to future credit downgrades due to concerns over potential default, insolvency or bankruptcy on the part of their issuers or any credit support provider. During the recent economic downturn, several municipalities have, in fact, filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. A credit downgrade or other adverse news about an issuer or any credit support provider could impact the market value and liquidity of the securities and consequently could negatively affect the performance of a Fund that holds such securities.
New Types of Instruments. From time to time the instruments discussed in the Prospectus have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these instruments and newly created instruments if the Investment Adviser believes that doing so would be consistent with the Fund’s investment objective and policies.
47

Brady Bonds and Similar Instruments. The Fund may invest in debt obligations commonly referred to as “Brady Bonds.” Brady Bonds are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).
Brady Bonds involve various risk factors including the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on its holdings.
In addition, the Fund may invest in other interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging country issuers. These types of restructuring involve the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act. As a result, the Fund’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.
Corporate Debt Obligations, Trust Preferred Securities and Convertible Securities. The Fund may invest in corporate debt obligations, trust preferred securities and convertible securities. Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. A trust preferred security is a long dated bond (for example, 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. The securities are generally senior in claim to standard preferred stock but junior to other bondholders. The Fund may also invest in other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities.
Convertible securities are preferred stock or debt obligations that are convertible into common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock.
Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
Foreign Currency Transactions. The Fund may, to the extent consistent with their investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.
The Fund may engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. In addition, the Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of the Fund’s performance benchmark. The Fund may also enter into such transactions to seek to increase total return, which presents additional risk.
The Fund may also engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted. The Fund may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date (e.g., the Investment Adviser may anticipate the foreign currency to appreciate against the U.S. dollar).
The Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between the Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed
48

Appendix A
upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.
Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.
Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. The market in such forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.
The Fund is not required to post cash collateral with its counterparties in certain foreign currency transactions. Accordingly, the Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post collateral with its counterparties (which is the case with certain transactions). Where the Fund’s counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.
Collateralized Debt Obligations. The Fund may invest in CDOs, which include CBOs, CLOs and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and other administrative expenses.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid investments. However, an active dealer market may exist for CDOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers, and such CDOs may be characterized by the Fund as liquid investments. In addition to the normal risks associated with fixed income securities discussed elsewhere in the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to, the risk that: (i) distributions from collateral securities may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Structured Securities and Inverse Floaters. The Fund may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, securities, interest rates, commodities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. Investments in structured securities may provide exposure to certain securities or markets in situations where regulatory or other restrictions prevent direct investments in such issuers or markets.
The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference effectively leveraging the Fund’s investments so that small changes in the value of the reference may result in disproportionate gains or losses to the Fund. Consequently, structured securities may present a greater degree of market risk than many types of securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities. Structured securities are also subject to the risk that the issuer of the structured securities may fail to perform its contractual obligations. Certain issuers of structured products may be deemed to be investment companies as defined in the Investment Company Act. As a result, the Fund’s investments in structured securities may be subject to the limits applicable to investments in other investment companies.
49

Structured securities are considered hybrid instruments because they are derivative instruments the value of which depends on, or is derived from or linked to, the value of an underlying asset, interest rate index or commodity. Commodity-linked notes are hybrid instruments because the principal and/or interest payments on those notes is linked to the value of the individual commodities, futures contracts or the performance of one or more commodity indices.
Structured securities may also include credit linked notes. Credit linked notes are securities with embedded credit default swaps. An investor holding a credit linked note generally receives a fixed or floating coupon and the note’s par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.
Structured securities may also include inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.
Floating and Variable Rate Obligations. The Fund may purchase floating and variable rate obligations. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels. The issuers or financial intermediaries providing demand features may support their ability to purchase the obligations by obtaining credit with liquidity supports. These may include lines of credit, which are conditional commitments to lend, and letters of credit, which will ordinarily be irrevocable both of which may be issued by domestic banks or foreign banks. The Fund may purchase variable or floating rate obligations from the issuers or may purchase certificates of participation, a type of floating or variable rate obligation, which are interests in a pool of debt obligations held by a bank or other financial institutions.
Floating and variable rate obligations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating and variable rate obligations are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating and variable rate obligations. To the extent a secondary market exists for other floating and variable rate obligations, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating and variable rate obligations may have an adverse effect on the value of such obligations and may make it more difficult to value the obligations for purposes of calculating their respective net asset value.
For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. In a rising interest rate environment, for example, a floating or variable rate obligation that does not reset immediately would prevent the Fund from taking full advantage of rising interest rates in a timely manner. However, in a declining interest rate environment, the Fund may benefit from a lag due to an obligation’s interest rate payment not being immediately impacted by a decline in interest rates.
Certain floating and variable rate obligations have an interest rate floor feature, which prevents the interest rate payable by the security from dropping below a specified level as compared to a reference interest rate (the “reference rate”), such as LIBOR. Such a floor protects the Fund from losses resulting from a decrease in the reference rate below the specified level. However, if the reference rate is below the floor, there will be a lag between a rise in the reference rate and a rise in the interest rate payable by the obligation, and the Fund may not benefit from increasing interest rates for a significant amount of time.
Zero Coupon, Deferred Interest, Pay-In-Kind and Capital Appreciation Bonds. The Fund may invest in zero coupon bonds, deferred interest, pay-in-kind and capital appreciation bonds. These bonds are issued at a discount from their face value because interest payments are typically postponed until maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. The market prices of these securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.
Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls. A mortgage dollar roll involves the sale by the Fund of securities for delivery in the current month. The Fund simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund benefits to the extent of any difference between (a) the price received for the securities sold and (b) the lower forward price for the future purchase and/or fee income plus the interest earned on the cash proceeds of the securities sold. Unless the benefits of a mortgage dollar roll exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the roll, the use of this technique will diminish the Fund’s performance.
50

Appendix A
Successful use of mortgage dollar rolls depends upon the Investment Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Investment Adviser is incorrect in its prediction, the Fund may experience a loss. The Fund does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.
Options on Securities, Securities Indices and Foreign Currencies. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Fund may write (sell) put and call options and purchase put and call options on any securities and other instruments in which it may invest or any index consisting of securities or other instruments in which it may invest. The Fund may also, to the extent consistent with its investment polices purchase and sell (write) put and call options on foreign currencies.
The writing and purchase of options is a highly specialized activity which involves special investment risks. Options may be used for either hedging or cross-hedging purposes, or to seek to increase total return (which presents additional risk). The successful use of options depends in part on the ability of the Investment Adviser to anticipate future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The use of options can also increase the Fund’s transaction costs. Options written or purchased by the Fund may be traded on either U.S. or foreign exchanges or over-the-counter. Foreign and over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risks.
Yield Curve Options. The Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.
Futures Contracts and Options and Swaps on Futures Contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A swap on a futures contract provides an investor with the ability to gain economic exposure to a particular futures market; however, unlike a futures contract that is exchange-traded, a swap on a futures contract is an over-the-counter transaction. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. The Fund may engage in futures transactions on U.S. and foreign exchanges.
The Fund may, to the extent consistent with its investment policies, purchase and sell futures contracts, purchase and write call and put options on futures contracts and enter into swaps on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.
Futures contracts and related options and swaps present the following risks:
◼
While the Fund may benefit from the use of futures and options and swaps on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts, options transactions or swaps.
◼
Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.
◼
The loss incurred by the Fund in entering into futures contracts and in writing call options and entering into swaps on futures is potentially unlimited and may exceed the amount of the premium received.
◼
Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.
◼
As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.
◼
Futures contracts and options and swaps on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.
◼
Foreign exchanges may not provide the same protection as U.S. exchanges.
51

When-Issued Securities and Forward Commitments. The Fund may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are securities that have been authorized, but not yet issued. When-issued securities are purchased in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.
The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Fund will generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Fund may dispose of when-issued securities or forward commitments prior to settlement if the Investment Adviser deems it appropriate. When purchasing a security on a when-issued basis or entering into a forward commitment, the Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” its obligations.
Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral may consist of any type of security in which the Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to additional risks.
If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.
The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Borrowings and Reverse Repurchase Agreements. The Fund can borrow money from banks and other financial institutions, and may enter into reverse repurchase agreements in amounts not exceeding one-third of the Fund’s total assets (including the amount borrowed or received) (investments in reverse repurchase agreements are not subject to this percentage limitation if they are “covered” in accordance with the Investment Company Act).
Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. Reverse repurchase agreements may also be entered into when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense, or to permit the Fund to borrow for investment (leveraging) purposes.
Borrowings and reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund. The Fund must identify on its books liquid assets, or engage in other appropriate measures, to “cover” open positions with respect to its transactions in reverse repurchase agreements.
Index Swaps, Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Equity Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. To the extent consistent with their investment policies, the Fund may enter into some or all of the following swap transactions and option agreements, including equity swaps, index swaps, interest rate swaps, mortgage swaps, credit swaps, currency swaps, total return swaps, options on swaps and interest rate cap. Index swaps allow one party or both parties to a swap agreement to receive one or more payments based off of the return, performance or volatility of an index or of certain securities which comprise the index. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps, which may include credit default swaps and loan credit default swaps, involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security or pool of securities. Credit swaps give one party to a transaction (the buyer of the credit swap) the right to dispose of or acquire an asset (or group of assets or exposure to the performance of an index), or the right to receive a payment from the other party, upon the occurrence of specified credit events. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Loan credit default swaps are similar to credit default swaps on bonds, except that the underlying protection is
52

Appendix A
sold on secured loans of a reference entity rather than a broader category of bonds or loans. Loan credit default swaps may be on single names or on baskets of loans, both tranched and untranched. Total return swaps give a party the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be based on an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the party may also be required to pay the dollar value of that decline to the counterparty. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for another payment stream. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous.
The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails greater risk of loss than the Fund incurs in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
The Fund may enter into the transactions described above for hedging purposes or to seek to increase total return. As an example, when the Fund is the buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.
When the Fund writes (sells) credit default swaps on individual securities or instruments, the Fund must identify on its books liquid assets equal to the full notional amount of the swaps while the positions are open.
The use of interest rate, credit, currency, index, total return and equity swaps, options on swaps, and interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, or in its evaluation of the creditworthiness of swap counterparties and the issuers of the underlying assets, the investment performance of the Fund would be less favorable than it would have been if these investment techniques were not used. The value of swaps can be very volatile. To the extent that the Investment Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, or the creditworthiness of the counterparty, the Fund may suffer a loss, which may be substantial. The value of some components of a swap (such as the dividends on a common stock of an equity swap) may also be sensitive to changes in interest rates. Furthermore, a swaps may be illiquid, and the Fund may be unable to terminate its obligations when desired.
Currently, certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher amounts for uncleared swaps.
Other Investment Companies. The Fund may invest in securities of other investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the Investment Company Act or rules, regulations or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of total assets in securities of all investment companies.
53

Subject to applicable law and/or pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, the Fund may invest in certain other investment companies (including ETFs and money market funds) and business development companies beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.
Additionally, to the extent that the Fund serves as an “acquired fund” to another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Investment Company Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).
The use of ETFs is generally intended to help the Fund match the total return of the particular market segments or indices represented by those ETFs, although that may not be the result. Most ETFs are passively managed investment companies whose shares are purchased and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.
The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.
Non-Investment Grade Fixed Income Securities. Non-investment grade fixed-income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative. In some cases, these obligations may be highly speculative and have poor prospects for reaching investment grade standing. Non-investment grade fixed income securities are subject to the increased risk of an issuer’s inability to meet principal and interest obligations. These securities, also referred to as high yield securities, may be subject to greater price volatility due to such factors as specific issuer developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity.
Non-investment grade fixed income securities are often issued in connection with a corporate reorganization or restructuring or as part of a merger, acquisition, takeover or similar event. They are also issued by less established companies seeking to expand. Such issuers are often highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse developments or business conditions. Non-investment grade fixed income securities are also issued by governmental bodies that may have difficulty in making all scheduled interest and principal payments.
The market value of non-investment grade fixed income securities tends to reflect individual corporate or municipal developments to a greater extent than that of higher rated securities which react primarily to fluctuations in the general level of interest rates. As a result, the Fund’s ability to achieve its investment objectives may depend to a greater extent on the Investment Adviser’s judgment concerning the creditworthiness of issuers than funds which invest in higher-rated securities. Issuers of non-investment grade fixed income securities may not be able to make use of other methods of financing and their ability to service debt obligations may be affected more adversely than issuers of higher-rated securities by economic downturns, specific corporate or financial developments or the issuer’s inability to meet specific projected business forecasts. Negative publicity about the junk bond market and investor perceptions regarding lower rated securities, whether or not based on fundamental analysis, may depress the prices for such securities.
A holder’s risk of loss from default is significantly greater for non-investment grade fixed income securities than is the case for holders of other debt securities because such non-investment grade fixed income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain.
The secondary market for non-investment grade fixed income securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher-rated securities. In
54

Appendix A
addition, market trading volume for high yield fixed income securities is generally lower and the secondary market for such securities could shrink or disappear suddenly and without warning as a result of adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. The lack of sufficient market liquidity may cause the Fund to incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of non-investment grade fixed income securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality.
Downgraded Securities. After its purchase, a portfolio security may be assigned a lower rating or cease to be rated, which may affect the market value and liquidity of the security. If this occurs, the Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
Loan-Related Investments. The Fund may invest in loan-related investments such as loan participations and assignments. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower (the “borrower”) which is administered and sold by a financial intermediary. The Fund may only invest in loans to issuers in whose obligations it may otherwise invest. Loan interests may take the form of a direct or co-lending relationship with the borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a loan interest or when it acquires certain interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to an agent for the lenders (the “agent lender”) to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower.
An assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and, in any event, the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation. Investors in loans, such as the Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, the Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet the Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations. During periods of heightened redemption activity or distressed market conditions, the Fund may seek to obtain expedited trade settlement, which will generally incur additional costs (although expedited trade settlement will not always be available).
Senior Loans hold the most senior position in the capital structure of a borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by subordinated debt holders and stockholders of the borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. Longer interest rate reset periods generally increase fluctuations in the Fund’s net asset value as a result of changes in market interest rates. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. Second Lien Loans have the same characteristics as Senior Loans except that such loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to the Fund. Second Lien Loans
55

typically have adjustable floating rate interest payments. Generally, loans have the benefit of restrictive covenants that limit the ability of the borrower to further encumber its assets or impose other obligations. To the extent a loan does not have certain covenants (or has less restrictive covenants), an investment in the loan will be particularly sensitive to the risks associated with loan investments.
Special Situation Investments. The Fund may make investments in special situation financings, including in event-driven situations such as recapitalizations, financings, corporate and financial restructurings, acquisitions, divestitures, reorganizations or other situations in public or private companies that may provide the Fund with an opportunity to provide debt and/or equity financing, and such investments will typically be made on a negotiated basis. The Investment Adviser will seek special situation investment opportunities with limited downside risk relative to their potential upside. These investments are complicated and an incorrect assessment of the downside risk associated with an investment could result in significant losses to the Fund.
Preferred Stock, Warrants and Stock Purchase Rights. The Fund may invest in preferred stock, warrants and stock purchase rights (or “rights”). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.
Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant or right. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Distressed Debt. By investing in distressed debt, the Fund may risk holding the securities through bankruptcy proceedings. There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that the Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.
Equity Investments. After its purchase, a portfolio investment (such as a convertible debt obligation) may convert to an equity security. Alternatively, the Fund may acquire equity securities in connection with a restructuring or other similar event related to one or more of its investments. If this occurs, the Fund may continue to hold the investment (or make additional purchases of that equity investment) if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
Asset Segregation. As investment companies registered with the SEC, the Fund must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, the Fund must identify on their books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not a permissible offsetting position or a contractual “netting” agreement with respect to swaps (other than credit default swaps where the Fund is the protection seller). However, with respect to certain swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, the Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Forwards and futures contracts that do not cash settle may be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third party future commissions merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign their delivery obligation under the contract to the counterparty. The Fund reserves the right to modify its asset segregation policies in the future in their discretion, consistent with the Investment Company Act and SEC or SEC staff guidance. By identifying assets equal to only their net obligations under certain instruments, the Fund will have the ability to employ leverage to a greater extent than if the Fund was required to identify assets equal to the full notional amount of the instrument.
In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed above. Subject to certain exceptions, and after an eighteen-month transition period, the final rule requires the Fund to trade derivatives (and other transactions that create future payment or delivery obligations) subject to a value-at-risk
56

Appendix A
leverage limit and certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
57

Appendix B
Financial Highlights
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years (or less if the Fund has been in operation for less than five years). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the Fund has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s most recent annual report (available upon request).
	Goldman Sachs Long Short Credit Strategies Fund
	Class P Shares
	Year Ended March 31,			Period Ended March 31, 2019(a)
	2022	2021	2020
Per Share Data
Net asset value, beginning of period	$8.90	$7.92	$8.69	$9.25
Net investment income(b)	0.31	0.31	0.35	0.38
Net realized and unrealized gain (loss)	(0.35)	0.98	(0.71)	(0.40)
Total from investment operations	(0.04)	1.29	(0.36)	(0.02)
Distributions to shareholders from net investment income	(0.36)	(0.31)	(0.41)	(0.54)
Net asset value, end of period	$8.50	$8.90	$7.92	$8.69
Total return(c)	(0.58)%	16.35%	(4.47)%	(0.07)%
Net assets, end of period (in 000s)	$117,611	$106,377	$76,234	$87,163
Ratio of net expenses to average net assets	1.11%	1.12%	1.12%	1.12%(d)
Ratio of total expenses to average net assets	1.36%	1.38%	1.49%	1.52%(d)
Ratio of net investment income to average net assets	3.47%	3.55%	4.08%	4.55%(d)
Portfolio turnover rate(e)	56%	112%	164%	220%
(a)
Commenced operations on April 20, 2018.
(b)
Calculated based on the average shares outstanding methodology.
(c)
Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholder relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)
Annualized.
(e)
The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
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Long Short Credit Strategies Fund Prospectus (Class P Shares)

FOR MORE INFORMATION
Annual/Semi-Annual Report
Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.
Statement of Additional Information
Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into the Prospectus (i.e., is legally considered part of the Prospectus).
The Fund’s annual and semi-annual reports and SAI are available free upon request by calling Goldman Sachs at 1-800-526-7384. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: www.gsam.com/content/gsam/us/en/advisors/fund-center/summary-prospectuses.html.
From time to time, certain announcements and other information regarding the Fund may be found at
http://www.gsamfunds.com/announcements-ind for individual investors or http://www.gsamfunds.com/announcements for advisers.
To obtain other information and for shareholder inquiries:

◼ By telephone:	1-800-621-2550
◼ By mail:	Goldman Sachs Funds P.O. Box 06050 Chicago, IL 60606
◼ On the Internet:	SEC EDGAR database – http://www.sec.gov
Other information about the Fund is available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Fund's investment company registration number is 811-05349.
GSAM® is a registered service mark of Goldman Sachs & Co. LLC
FIALTPRO-22P

PART B
STATEMENT OF ADDITIONAL INFORMATION
DATED JULY 29, 2022
FUND	Class A Shares	Class C Shares	Class R Shares	Investor Shares	Service Shares	Institutional Shares	Administration Shares	Separate Account Institutional Shares	Class R6 Shares	Class P Shares
GOLDMAN SACHS ENHANCED INCOME FUND	GEIAX	–	–	GHIRX	GESVX	GEIIX	GEADX	–	GEIUX	GAEPX
GOLDMAN SACHS SHORT DURATION GOVERNMENT FUND	GSSDX	GSDCX	–	GTDTX	GSDSX	GSTGX	–	–	GSTUX	GMDPX
GOLDMAN SACHS SHORT DURATION TAX-FREE FUND	GSDTX	GSTCX	–	GDIRX	GSFSX	GSDUX	–	–	GDUSX	GANPX
GOLDMAN SACHS GOVERNMENT INCOME FUND	GSGOX	GSOCX	GSORX	GSOTX	GSOSX	GSOIX	–	–	GSOUX	GGTPX
GOLDMAN SACHS DYNAMIC MUNICIPAL INCOME FUND	GSMIX	GSMUX	–	GUIRX	GSMEX	GSMTX	–	–	GYISX	GAJPX
GOLDMAN SACHS U.S. MORTGAGES FUND	GSUAX	–	–	GGIRX	–	GSUIX	–	GSUPX	GGIUX	GSBPX
GOLDMAN SACHS CORE FIXED INCOME FUND	GCFIX	GCFCX	GDFRX	GDFTX	GSCSX	GSFIX	–	–	GCFUX	GAKPX
GOLDMAN SACHS BOND FUND	GSFAX	GSFCX	GSNRX	GSNTX	GSNSX	GSNIX	–	–	GSFUX	GMVPX
GOLDMAN SACHS SHORT DURATION BOND FUND	GDIAX	GDICX	GIFRX	GSSRX	–	GDFIX	–	–	GDIUX	GMCPX
GOLDMAN SACHS INVESTMENT GRADE CREDIT FUND	GSGAX	–	–	GTIRX	–	GSGDX	–	GSCPX	GTIUX	GGBPX
GOLDMAN SACHS GLOBAL CORE FIXED INCOME FUND	GSGIX	GSLCX	–	GBIRX	GGISX	GSGLX	–	–	GBIUX	GGXPX
GOLDMAN SACHS HIGH YIELD MUNICIPAL FUND	GHYAX	GHYCX	–	GYIRX	–	GHYIX	–	–	GHYSX	GGLPX
GOLDMAN SACHS HIGH YIELD FUND	GSHAX	GSHCX	GSHRX	GSHTX	GSHSX	GSHIX	–	–	GSHUX	GGMPX
GOLDMAN SACHS HIGH YIELD FLOATING RATE FUND	GFRAX	GFRCX	GFRRX	GFRIX	–	GSFRX	–	–	GFRSX	GGNPX
GOLDMAN SACHS STRATEGIC INCOME FUND	GSZAX	GSZCX	GSZRX	GZIRX	–	GSZIX	–	–	GSZUX	GSOPX

FUND	Class A Shares	Class C Shares	Class R Shares	Investor Shares	Service Shares	Institutional Shares	Administration Shares	Separate Account Institutional Shares	Class R6 Shares	Class P Shares
GOLDMAN SACHS EMERGING MARKETS DEBT FUND	GSDAX	GSCDX	–	GSIRX	–	GSDIX	–	–	GSIUX	GAIPX
GOLDMAN SACHS LOCAL EMERGING MARKETS DEBT FUND	GAMDX	GCMDX	–	GLIRX	–	GIMDX	–	–	GIMSX	GMWPX
GOLDMAN SACHS INFLATION PROTECTED SECURITIES FUND	GSAPX	GSCFX	GSRPX	GSTPX	–	GSIPX	–	–	GSRUX	GGJPX
GOLDMAN SACHS LONG SHORT CREDIT STRATEGIES FUND	GSAUX	GSAVX	GSAZX	GSAYX	–	GSAWX	–	–	GSSAX	GMUPX
GOLDMAN SACHS INCOME FUND	GSCHX	GSCJX	GSCNX	GSCMX	–	GSNCX	–	–	GSCRX	GSCUX
(Each a portfolio of Goldman Sachs Trust)
Goldman Sachs Trust
71 South Wacker Drive
Chicago, Illinois 60606
This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectuses for the Goldman Sachs Enhanced Income Fund, Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs U.S. Mortgages Fund, Goldman Sachs Core Fixed Income Fund, Goldman Sachs Bond Fund, Goldman Sachs Short Duration Bond Fund (formerly, Goldman Sachs Short Duration Income Fund), Goldman Sachs Investment Grade Credit Fund, Goldman Sachs Global Core Fixed Income Fund (formerly, Goldman Sachs Global Income Fund), Goldman Sachs High Yield Municipal Fund, Goldman Sachs High Yield Fund, Goldman Sachs High Yield Floating Rate Fund, Goldman Sachs Strategic Income Fund, Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Local Emerging Markets Debt Fund, Goldman Sachs Inflation Protected Securities Fund, Goldman Sachs Long Short Credit Strategies Fund and Goldman Sachs Income Fund, each dated July 29, 2022, as they may be further amended and/or supplemented from time to time (the “Prospectuses”). The Prospectuses may be obtained without charge from Goldman Sachs & Co. LLC by calling the telephone numbers or writing to one of the addresses listed below, or from institutions (“Intermediaries”) acting on behalf of their customers.
The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm for each Fund, contained in each Fund’s Annual Report are incorporated herein by reference in the section titled “FINANCIAL STATEMENTS.” No other portions of the Funds' Semi-Annual or Annual Report are incorporated by reference herein. A Fund's Semi-Annual or Annual Report or Semi-Annual Report  may be obtained upon request and without charge by calling Goldman Sachs & Co. LLC toll-free at 1-800-526-7384 (for Class A, Class C, Class R and Investor Shareholders) or 1-800-621-2550 (for Institutional, Service, Administration, Separate Account Institutional, Class R6 and Class P Shareholders).
GSAM® is a registered service mark of Goldman Sachs & Co. LLC.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser to:
Goldman Sachs Enhanced Income Fund
Goldman Sachs Short Duration Government Fund
Goldman Sachs Short Duration Tax-Free Fund
Goldman Sachs Government Income Fund
Goldman Sachs Dynamic Municipal Income Fund
Goldman Sachs U.S. Mortgages Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Bond Fund
Goldman Sachs Short Duration Bond Fund
Goldman Sachs Investment Grade Credit Fund
Goldman Sachs High Yield Municipal Fund
Goldman Sachs High Yield Fund
Goldman Sachs High Yield Floating Rate Fund
Goldman Sachs Strategic Income Fund
Goldman Sachs Emerging Markets Debt Fund
Goldman Sachs Local Emerging Markets Debt Fund
Goldman Sachs Inflation Protected Securities Fund
Goldman Sachs Long Short Credit Strategies Fund
Goldman Sachs Income Fund
200 West Street
New York, NY 10282
GOLDMAN SACHS ASSET
MANAGEMENT INTERNATIONAL
Investment Adviser to:
Goldman Sachs Global Core Fixed Income Fund
Christchurch Court
10-15 Newgate Street
London, England EC1A7HD
GOLDMAN SACHS & CO. LLC
Distributor
200 West Street
New York, NY 10282
GOLDMAN SACHS & CO. LLC
Transfer Agent
71 South Wacker Drive
Chicago, Illinois 60606
Toll free (in U.S.): 800-621-2550 (for Institutional, Service, Administration, Separate Account Institutional, Class R6 and Class P Shareholders) or 800-526-7384 (for Class A, Class C, Class R and Investor Shareholders).
iv

INTRODUCTION
Goldman Sachs Trust (the “Trust”) is an open-end, management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated January 28, 1997. The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997. The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the following series, among others: Goldman Sachs Enhanced Income Fund (“Enhanced Income Fund”), Goldman Sachs Short Duration Government Fund (“Short Duration Government Fund”), Goldman Sachs Short Duration Tax-Free Fund (“Short Duration Tax-Free Fund”), Goldman Sachs Government Income Fund (“Government Income Fund”), Goldman Sachs Dynamic Municipal Income Fund (“Dynamic Municipal Income Fund”), Goldman Sachs U.S. Mortgages Fund (“U.S. Mortgages Fund”), Goldman Sachs Core Fixed Income Fund (“Core Fixed Income Fund”), Goldman Sachs Bond Fund (“Bond Fund”), Goldman Sachs Short Duration Bond Fund (prior to July 29, 2021, Goldman Sachs Short Duration Income Fund) (“Short Duration Bond Fund”), Goldman Sachs Investment Grade Credit Fund (“Investment Grade Credit Fund”), Goldman Sachs Global Core Fixed Income Fund (prior to April 30, 2020, Goldman Sachs Global Income Fund) (“Global Core Fixed Income Fund”), Goldman Sachs High Yield Municipal Fund (“High Yield Municipal Fund”), Goldman Sachs High Yield Fund (“High Yield Fund”), Goldman Sachs High Yield Floating Rate Fund (“High Yield Floating Rate Fund”), Goldman Sachs Strategic Income Fund (“Strategic Income Fund”), Goldman Sachs Emerging Markets Debt Fund (“Emerging Markets Debt Fund”), Goldman Sachs Local Emerging Markets Debt Fund (“Local Emerging Markets Debt Fund”), Goldman Sachs Inflation Protected Securities Fund (“Inflation Protected Securities Fund”), Goldman Sachs Long Short Credit Strategies Fund (“Long Short Credit Strategies Fund”) and Goldman Sachs Income Fund (“Income Fund”) (each referred to herein as a “Fund” and, collectively, the “Funds”).
Each Fund other than the Local Emerging Markets Debt Fund is a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “Act”). The Local Emerging Markets Debt Fund is a non-diversified, open-end management investment company. Government Income Fund, Core Fixed Income Fund, Bond Fund and High Yield Fund are authorized to issue eight classes of shares: Class A Shares, Class C Shares, Service Shares, Institutional Shares, Class R Shares, Investor Shares Class R6 Shares and Class P Shares. Short Duration Government Fund, Short Duration Tax-Free Fund, Dynamic Municipal Income Fund and Global Core Fixed Income Fund are authorized to issue seven classes of shares: Class A Shares, Class C Shares, Service Shares, Institutional Shares, Investor Shares, Class R6 Shares and Class P Shares. Short Duration Bond Fund, High Yield Floating Rate Fund, Inflation Protected Securities Fund, Strategic Income Fund, Long Short Credit Strategies Fund and Income Fund are authorized to issue seven classes of shares: Class A Shares, Class C Shares, Institutional Shares, Class R Shares, Investor Shares, Class R6 Shares and Class P Shares. Enhanced Income Fund is authorized to issue seven classes of shares: Class A Shares, Service Shares, Administration Shares, Institutional Shares, Investor Shares, Class R6 Shares and Class P Shares. U.S. Mortgages Fund and Investment Grade Credit Fund are authorized to issue six classes of shares: Class A Shares, Institutional Shares, Investor Shares, Separate Account Institutional Shares, Class R6 Shares and Class P Shares. High Yield Municipal Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund are authorized to issue six classes of shares: Class A Shares, Class C Shares, Institutional Shares, Investor Shares, Class R6 Shares and Class P Shares. The Trustees of the Trust may designate additional series and classes in the future from time to time. See “SHARES OF THE TRUST.” Prior to August 15, 2017, Investor Shares were named Class IR Shares.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as the investment adviser to each Fund except the Global Core Fixed Income Fund. Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman Sachs, serves as investment adviser to the Global Core Fixed Income Fund. GSAM and GSAMI are each sometimes referred to herein as an “Investment Adviser” and collectively herein as the “Investment Advisers.” In addition, Goldman Sachs serves as each Fund’s distributor (the “Distributor”) and transfer agent (the “Transfer Agent”). Except for the Short Duration Tax-Free Fund, Dynamic Municipal Income Fund and High Yield Municipal Fund, each Fund’s custodian is State Street Bank and Trust Company. The Bank of New York Mellon (“BNYM”) serves as custodian for the Short Duration Tax-Free Fund, Dynamic Municipal Income Fund and High Yield Municipal Fund.
The following information relates to and supplements the description of each Fund’s investment objectives and policies contained in the Prospectuses. See the Prospectuses for a more complete description of the Funds’ investment objectives and policies.

Investing in the Funds entails certain risks and there is no assurance that a Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectuses.
As used in the SAI, the term “Tax Exempt Funds” refers to the Short Duration Tax-Free Fund, Dynamic Municipal Income Fund and High Yield Municipal Fund; the term “Taxable Funds” refers to all of the other Funds.
INVESTMENT OBJECTIVES AND POLICIES
All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, with respect to the Short Duration Government Fund, Government Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Bond Fund, Investment Grade Credit Fund, Global Core Fixed Income Fund, High Yield Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund and Long Short Credit Strategies Fund, shareholders will be provided with sixty days’ notice in the manner prescribed by the U.S. Securities and Exchange Commission (“SEC”) before any change in a Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”), in the particular type of investment suggested by its name. With respect to the Short Duration Tax-Free Fund, Dynamic Municipal Income Fund and High Yield Municipal Fund, such Funds’ policies to invest at least 80% of their Net Assets in tax exempt and municipal investments, as applicable, are fundamental policies that may not be changed without shareholder approval. With respect to the Inflation Protected Securities Fund, as a matter of fundamental policy, under normal circumstances at least 80% of the Fund’s Net Assets will be invested in inflation protected securities (“IPS”) of varying maturities issued by the U.S. Treasury (“TIPS”) and other U.S. and non-U.S. Government agencies and corporations (“CIPS”). Additional information about the Funds, their policies, and the investment instruments they may hold is provided below.
Each Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in any of the Funds may be worth more or less when redeemed than when purchased. None of the Funds should be relied upon as a complete investment program.
The Investment Adviser, on behalf of the Short Duration Tax-Free Fund, Dynamic Municipal Income Fund, High Yield Municipal Fund, High Yield Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund, Inflation Protected Securities Fund and Long Short Credit Strategies Fund, has filed a notice of eligibility claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and therefore is not subject to registration or regulation as a CPO under the CEA. The Investment Adviser is subject to registration and regulation as a CPO under the CEA with respect to its service as investment adviser to the Bond Fund, Strategic Income Fund and Local Emerging Markets Debt Fund. In addition, the Investment Adviser has claimed temporary relief from registration as a CPO under the CEA for the Enhanced Income Fund, Short Duration Government Fund, Government Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Short Duration Bond Fund, Investment Grade Credit Fund and Global Core Fixed Income Fund and therefore is not subject to registration or regulation as a CPO under the CEA.
Enhanced Income Fund
Enhanced Income Fund is designed for investors who seek returns in excess of traditional money market products while maintaining an emphasis on preservation of capital and liquidity. The Fund invests, under normal circumstances, primarily in a portfolio of U.S. dollar-denominated fixed income securities, including non-mortgage-backed U.S. Government Securities (as defined below), corporate notes, commercial paper, fixed and floating rate asset-backed securities and foreign securities rated, at the time of purchase, at least BBB by a nationally recognized statistical rating organization (“NRSRO”) or, if unrated, determined by the Investment Adviser to be of comparable credit quality.
A number of investment strategies will be used to achieve the Fund’s investment objective, including market sector selection, determination of yield curve exposure and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed income markets. Market sector selection is the underweighting or overweighting of one or more of the four market sectors (i.e., U.S. Treasuries, U.S. Government agencies, corporate securities and asset-backed securities) in which the Fund primarily invests. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads between different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of fixed income corporate securities based on a corporation’s current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Fund may simultaneously purchase and sell comparable, but not identical, securities. The Investment Adviser will usually have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.
The Fund’s overall returns are generally likely to move in the opposite direction as interest rates. Therefore, when interest rates decline, the Fund’s return is likely to increase. Conversely, when interest rates increase, the Fund’s return is likely to decline. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from the Fund than from shorter-term investments.
In determining the maturity of an instrument, the Fund will treat the remaining maturity of a newly-issued security as five years in situations where the original maturity of the security exceeds that period by not more than forty-five days. In addition, a fixed income instrument that has a mandatory put or call feature that provides that the Fund will receive payment of the principal amount of the instrument from the issuer and/or an investment bank at a specified future date will be deemed to have a remaining maturity ending on that date, even though the stated final maturity of the instrument is later than the put or call date.
Preservation of Capital. Enhanced Income Fund seeks to reduce principal fluctuation by maintaining a target duration equal to that of the ICE Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index to the ICE Bank of America Merrill Lynch One-Year U.S. Treasury Note Index and an approximate interest rate sensitivity of a nine-month U.S. Treasury Bill, as well as utilizing certain interest rate hedging techniques. There is no assurance that these strategies will be successful.
Liquidity. Because the Fund’s shares may be redeemed upon request of a shareholder on any business day at net asset value (“NAV”), the Fund offers greater liquidity than many competing investments such as certificates of deposit and direct investments in certain securities in which the Fund may invest. However, unlike certificates of deposit, shares of the Funds are not insured by the Federal Deposit Insurance Corporation.
A Sophisticated Investment Process. Enhanced Income Fund will attempt to control its exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. The Fund’s investment process starts with a review of trends for the overall economy as well as for different sectors of the fixed income securities markets. Goldman Sachs’ portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Fund’s portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process including Goldman Sachs’ option-adjusted spread model to assist in structuring and maintaining the Fund’s investment portfolio. In determining the Fund’s investment strategy and making market timing decisions, the Investment Adviser will have access to input from Goldman Sachs’ economists and fixed income analysts.
Short Duration Government Fund
Short Duration Government Fund is designed for investors who seek a high level of current income and secondarily, in seeking current income, may also wish to consider the potential for capital appreciation. The Fund is appropriate for investors who seek the high credit quality of securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), including agency issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Agency Mortgage-Backed Securities”) and in repurchase agreements collateralized by such securities, without incurring the administrative and accounting burdens involved in direct investment.
Market and economic conditions may affect the investments of the Short Duration Government Fund differently than the investments normally purchased by other types of fixed income investors. Relative to U.S. Treasury and non-fluctuating money market instruments, the market value of adjustable rate mortgage securities in which the Short Duration Government Fund may invest may be adversely affected by increases in market interest rates. Conversely, decreases in market interest rates may result in less capital appreciation for adjustable rate mortgage securities in relation to U.S. Treasury and money market investments.
High Current Income. Short Duration Government Fund seeks a higher current yield than that offered by money market funds or by bank certificates of deposit and money market accounts. However, the Short Duration Government Fund does not maintain a constant NAV per share and is subject to greater fluctuations in the value of their shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of the Funds are not insured or guaranteed by any government agency. The Short Duration Government Fund seeks to provide such high current income without sacrificing credit quality.
Relative Low Volatility of Principal. Short Duration Government Fund seeks to minimize NAV fluctuations by investing primarily in U.S. Government Securities, including Agency Mortgage-Backed Securities and in repurchase agreements collateralized by such securities. The Short Duration Government Fund also seeks to minimize NAV by utilizing certain interest rate hedging techniques and by maintaining a maximum duration of not more than three years. The target duration of Short Duration Government Fund is that of the ICE Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index, plus or minus 1 year. There is no assurance that the strategy for the Short Duration Government Fund will be successful.
Professional Management and Administration. Investors who invest in securities of the Government National Mortgage Association (“Ginnie Mae” or “GNMA”) and other Mortgage-Backed Securities (as defined below) may prefer professional management and administration of their Mortgage-Backed Securities portfolios. A well-diversified portfolio of such securities emphasizing minimal fluctuation of NAV requires significant active management as well as significant accounting and administrative resources. Members of Goldman Sachs’ highly skilled portfolio management team bring together many years of experience in the analysis, valuation and trading of U.S. fixed income securities.
Government Income Fund
Government Income Fund is designed for investors who seek a high level of current income, consistent with safety of principal and the high credit quality of U.S. Government Securities, without incurring the administrative and account burdens involved in direct investment.
Government Income Fund’s overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, Government Income Fund’s return is likely to increase. In exchange for accepting a higher degree of share price fluctuation, investors have the potential to achieve a higher return from Government Income Fund than from shorter-term investments.
High Current Income. Government Income Fund is designed to have a higher current yield than a money market fund, since it can invest in longer-term, higher yielding securities, and may utilize certain investment techniques not available to a money market fund. Similarly, Government Income Fund’s yield is expected to exceed that offered by bank certificates of deposit and money market accounts. However, Government Income Fund does not maintain a constant NAV per share and is subject to greater fluctuation in the value of its shares than a money market fund. Unlike bank certificates of deposit and money market accounts, investments in shares of Government Income Fund are not insured or guaranteed by any government agency. Government Income Fund seeks to provide high current income without, however, sacrificing credit quality.
A Sophisticated Investment Process. Government Income Fund’s investment process starts with a review of trends for the overall economy as well as for different sectors of the U.S. Government and Agency Mortgage-Backed Securities markets. Goldman Sachs’ portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning Government Income Fund’s portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process involving Goldman Sachs’ proprietary mortgage prepayment model and option-adjusted spread model to structure and maintain the Government Income Fund’s investment portfolio. In determining the Government Income Fund’s investment strategy and in making market timing decisions, the Investment Adviser will have access to information from Goldman Sachs’ economists, fixed income analysts and mortgage specialists.

Convenience of a Fund Structure. Government Income Fund eliminates many of the complications that direct ownership of U.S. Government Securities and Agency Mortgage-Backed Securities entails. Government Income Fund automatically reinvests all principal payments within the Fund and distributes only current income each month, thereby conserving principal and eliminating the investor’s need to segregate and reinvest the principal portion of each payment on his own.
Short Duration Tax-Free Fund, Dynamic Municipal Income Fund and High Yield Municipal Fund
The Tax Exempt Funds are not money market funds. Short Duration Tax-Free Fund is designed for investors who seek a high level of current income, consistent with relatively low volatility of principal, that is exempt from regular federal income tax. The Dynamic Municipal Income Fund is designed for investors who seek a high level of current income that is exempt from regular federal income tax. High Yield Municipal Fund is designed for investors who seek a high level of current income that is exempt from regular federal income tax and may also consider the potential for capital appreciation.
The Tax Exempt Funds are appropriate for investors who seek to invest in fixed income securities issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and the political subdivisions, agencies and instrumentalities (“Municipal Securities”) and who are able to accept greater risk with the possibility of higher returns than investors in municipal money market funds. An example of an “eligible” investment for the Tax Exempt Funds is an auction rate Municipal Security. These securities generally have higher yields than money market Municipal Securities, but are, in many cases, not eligible investments for municipal money market funds.
In addition, unlike a municipal money market fund, the Tax Exempt Funds’ increased investment flexibility permits their portfolios to be more easily adjusted to reflect the shape of the current yield curve as well as to respond to anticipated developments that might affect the shape of the yield curve.
The Municipal Securities in which the Short Duration Tax-Free Fund invests will be rated, at the time of purchase, at least BBB or Baa by an NRSRO or, if unrated, will be determined by the Investment Adviser to be of comparable credit quality. Municipal Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capability to pay interest and repay principal. The Dynamic Municipal Income Fund may invest up to 30% of its Net Assets (measured at the time of purchase) in Municipal Securities rated, at the time of purchase, BB+ or Ba1 or lower by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable credit quality. The High Yield Municipal Fund invests, under normal circumstances, at least 80% of its Net Assets in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes). The High Yield Municipal Fund invests, under normal circumstances, a majority of its total assets (measured at the time of purchase) in high-yield Municipal Securities. High-yield securities are securities that are rated, at the time of purchase, BBB or Baa or lower by an NRSRO or, if unrated, determined by the Investment Adviser to be of comparable credit quality. See also “Dynamic Municipal Income Fund, High Yield Fund and High Yield Municipal Fund – Return on and Risks of High Yield Securities” for a discussion of risks that are generally applicable to those Funds. The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.
Investors who wish to invest in Municipal Securities may find that a mutual fund structure offers some important advantages when compared to investing in individual Municipal Securities, including:
•   The ratings given to Municipal Securities by the rating organizations are difficult to evaluate. For example, some Municipal Securities with relatively low credit ratings have yields comparable to Municipal Securities with much higher ratings. The credit research professionals at Goldman Sachs closely follow market events and are well positioned to judge current and expected credit conditions of municipal issuers;
•   Because of the relative inefficiency of the secondary market in Municipal Securities, the value of an individual municipal security is often difficult to determine. As such, investors may obtain a wide range of different prices when asking for quotes from different dealers. In addition, a dealer may have a large inventory of a particular issue that it wants to reduce. Obtaining the best overall prices can require extensive negotiation, which is a function performed by the portfolio manager; and

•   Market expertise is also an important consideration for municipal investors, and because the Tax Exempt Funds may take relatively large positions in different securities, the Tax Exempt Funds may be able to obtain more favorable prices in the Municipal Securities market than investors with relatively small positions.
U.S. Mortgages Fund
The U.S. Mortgages Fund seeks a high level of total return consisting of income and capital appreciation. The Fund invests, under normal circumstances, at least 80% of its Net Assets in securities representing direct or indirect interests in or that are collateralized by Mortgage-Backed Securities (as defined below) of U.S. issuers, including Agency Mortgage-Backed Securities. Although the Investment Adviser considers macroeconomic trends — including the Investment Adviser’s expectations about interest rate trends and whether the curve will be flattening or steepening—the Investment Adviser’s investment approach to mortgages is mainly based on analyses of mortgage prepayments and measures of relative value.
Much of the research focus is on understanding model risk, which requires the Investment Adviser to understand how popular prepayment models are biased under different market scenarios. The Investment Adviser constructs a view which attempts to gauge how popular prepayment models will predict prepay activity across the broad spectrum of different mortgage instruments which spans all the major fixed-rate, single family mortgage sectors — level-pay and balloon, agency and non-agency. The Investment Adviser develops an independent view of how these popular models may not have kept up with recent changes in the individual homeowner’s decision process. For example, there have been material changes over the last decade in the way in which homeowners have access to mortgage refinancing: from the evolution of the mortgage broker market to access via internet applications to current trends in underwriters soliciting their own mortgage holder base for refinancing. The Investment Adviser’s intent is to understand these changes and exploit them in its trading activity. The focus throughout is to uncover model predictive bias with respect to borrower behavior and the decision-making of refinancing.
Additionally, the Investment Adviser accesses and dissects individual mortgage pool information, which it believes can deliver an informational advantage under certain trading conditions.
The Investment Adviser’s data-set distinguishes on the basis of mortgage characteristics such as loan type, coupon, pool originator, underwriter standards, prepay penalties, vintage, and dollar balance, as well as by environmental variables including interest rates and origination points (for the entire term structure of mortgage alternatives including level pay, balloon and adjustable rate), housing values, recording-tax rates and relevant government regulations – which are significant elements affecting the prepayment decision. These decisions are incorporated into trading decisions about which mortgages to hold and which to avoid.
Specifically, the Investment Adviser expects to implement several investment strategies, as described below:
Sector/Subsector Strategies: The sector strategy would 1) attempt to take advantage of potential changes in general spread levels by overweighting and underweighting the spread duration of the portfolio relative to the index and 2) allocate risk among the different sectors in the mandate: pass-throughs, collateralized mortgage obligations (“CMOs”), and Treasuries. The subsector strategy would allocate risk among the different subsectors in each sector: e.g. pass-throughs, whether to own GNMA vs. conventionals.
Security Selection: The Investment Adviser’s security selection strategy represents relative value investing. The Investment Adviser’s specialist team focuses on 1) finding the most attractive securities to place in the investment portfolios and 2) avoiding the least attractive securities in the index.
Among the Investment Adviser’s security selection strategies are:
1) Seasoning Strategies: The Investment Adviser believes that the market does not always correctly price the seasoning of a bond and its tendency to prepay in the future. By identifying these mispriced bonds, the Investment Adviser can construct a portfolio with more attractive interest rate sensitivity than that of the index.
2) Coupon Selection: By combining the Investment Adviser’s fundamental market views with the Investment Adviser’s quantitative models, the Investment Adviser believes that it can take advantage of potential mispricings across coupons. The

Investment Adviser also believes that there are opportunities to generate absolute returns by monitoring the embedded delivery options in the To-Be-Allocated (“TBA”) market and by understanding the implied financing rate in TBA market for each coupon.
3) CMO vs. Pass-through Selection: There are often opportunities in the market to replicate pass-through securities by purchasing CMOs. This strategy may benefit an investment portfolio in two ways. First, it might be possible to purchase the replicating CMOs at a lower price than the pass-through. Second, the replicating CMOs may have the same price as the pass-through but have more attractive interest rate sensitivity characteristics.
Security Weighting: The Investment Adviser scales its positions as a function of the expected return and risk of the trade. Generally riskier trades will have smaller positions and less risky trades will have larger positions. For example, the Investment Adviser may cap the exposure from issuers in a particular rating category. This scaling occurs as a result of the Investment Adviser’s risk managed approach. When sizing the trade the Investment Adviser will consider its impact upon the tracking error of the investment portfolio and also the trades relative attractiveness to other perceived opportunities.
Yield Curve and Duration Management: These strategies attempt to take advantage of changes in the shape of the yield curve and the level of rates. While the Investment Adviser believes that it can add excess return through yield curve and duration management, the Investment Adviser also believes that within the context of the U.S. Mortgages Fund, these strategies contribute less to total return than other strategies. As a result the Investment Adviser expects to take less risk in this area.
Consistent with the Investment Adviser’s overall fixed income investment philosophy for Mortgage-Backed Security portfolios, the Investment Adviser actively manages mortgage portfolios within a risk-managed framework. The portfolio risk management process includes an effort to monitor and manage risk, but should not be confused with and does not imply low risk.
Core Fixed Income Fund, Bond Fund and Short Duration Bond Fund
Core Fixed Income Fund and Bond Fund are designed for investors seeking a total return consisting of capital appreciation and income. Such investors also prefer liquidity, experienced professional management and administration, a sophisticated investment process, and the convenience of a mutual fund structure. Short Duration Bond Fund is designed for investors seeking a total return consisting of income and capital appreciation. Core Fixed Income Fund, Bond Fund and Short Duration Bond Fund may be appropriate as part of a balanced investment strategy consisting of stocks, bonds and cash or as a complement to positions in other types of fixed income investments.
The Core Fixed Income Fund’s and the Bond Funds’ benchmark index is the Bloomberg U.S. Aggregate Bond Index (the “Bond Index”). The Bond Index currently includes U.S. Government Securities and fixed-rate, publicly issued, U.S. dollar-denominated fixed income securities rated at least Baa by Moody’s Investors Services, Inc. (“Moody’s”), or if a Moody’s rating is unavailable, the comparable Standard & Poor’s Ratings Group (“Standard & Poor’s”) rating is used. The securities currently included in the Bond Index have at least one year remaining to maturity; and are issued by the following types of issuers, with each category receiving a different weighting in the Bond Index: U.S. Treasury; agencies, authorities or instrumentalities of the U.S. Government; issuers of Mortgage-Backed Securities; utilities; industrial issuers; financial institutions; foreign issuers; and issuers of asset-backed securities. In pursuing their investment objectives, the Core Fixed Income and Bond Funds use the Bond Index as their performance benchmark, but the Core Fixed Income and Bond Funds will not attempt to replicate the Bond Index. The Core Fixed Income and Bond Funds may, therefore, invest in securities that are not included in the Bond Index. The Bond Index is a trademark of Bloomberg. Inclusion of a security in the Bond Index does not imply an opinion by Bloomberg as to its attractiveness or appropriateness for investment. Although Bloomberg obtains factual information used in connection with the Bond Index from sources which it considers reliable, Bloomberg claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the Bond Index data.
The Short Duration Bond Fund uses the Goldman Sachs Short Duration Bond Fund Composite Index, which is comprised of the Bloomberg U.S. 1-3 Year Corporate Bond Index (50%) and the Bloomberg U.S. 1-3 Year Government Bond Index (50%) (the “Composite Index”) as its performance benchmark. The Bloomberg U.S. 1-3 Year Corporate Bond Index provides a broad based measure of the global investment grade corporate sector with final maturities ranging between one and three years. The corporate sectors include industrial, utility and finance, for U.S. and non-U.S. corporations. The Bloomberg U.S. 1-3 Year Government Bond

Index provides a broad based measure of securities issued by the U.S. Government with final maturities ranging from one to three years. This includes public obligations of the U.S. Treasury, U.S. Government agencies, quasi-federal corporations and corporate or foreign debt guaranteed by the U.S. Government. In pursuing its investment objective, the Short Duration Bond Fund uses the Composite Index as its performance benchmark, but the Short Duration Bond Fund will not attempt to replicate the Composite Index. The Short Duration Bond Fund may, therefore, invest in securities that are not included in the Composite Index. The components of the Composite Index and the secondary indices are trademarks of Bloomberg. Inclusion of a security in the components of the Composite Index and the secondary indices does not imply an opinion by Bloomberg as to its attractiveness or appropriateness for investment. Although Bloomberg obtains factual information used in connection with the components of the Composite Index and the secondary indices from sources which it considers reliable, Bloomberg claims no responsibility for the accuracy, completeness or timeliness of such information and has no liability to any person for any loss arising from results obtained from the use of the index data.
The Funds’ overall returns are generally likely to move in the opposite direction from interest rates. Therefore, when interest rates decline, the Funds’ returns are likely to increase. Conversely, when interest rates increase, the Funds’ returns are likely to decline. However, the Investment Adviser believes that, given the flexibility of managers to invest in a diversified portfolio of securities, the Funds’ returns are not likely to decline as quickly as that of other fixed income funds with comparable average portfolio durations. In exchange for accepting a higher degree of potential share price fluctuation, investors have the opportunity to achieve a higher return from the Funds than from shorter-term investments.
A number of investment strategies will be used to attempt to achieve the Funds’ investment objective, including market sector selection, determination of yield curve exposure, and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed income markets. Market sector selection is the underweighting or overweighting of one or more of the five market sectors (i.e., U.S. Treasuries, U.S. Government agencies, corporate securities, Mortgage-Backed Securities and asset-backed securities) in which the Funds primarily invest. The decision to overweight or underweight a given market sector is based on expectations of future yield spreads among different sectors. Yield curve exposure strategy consists of overweighting or underweighting different maturity sectors to take advantage of the shape of the yield curve. Issuer selection is the purchase and sale of corporate securities based on a corporation’s current and expected credit standing. To take advantage of price discrepancies between securities resulting from supply and demand imbalances or other technical factors, the Funds may simultaneously purchase and sell comparable, but not identical, securities. The Investment Adviser will usually have access to the research of, and proprietary technical models developed by, Goldman Sachs and will apply quantitative and qualitative analysis in determining the appropriate allocations among the categories of issuers and types of securities.
A Sophisticated Investment Process. The Funds will attempt to control their exposure to interest rate risk, including overall market exposure and the spread risk of particular sectors and securities, through active portfolio management techniques. The Funds’ investment processes start with a review of trends for the overall economy as well as for different sectors of the fixed income securities markets. Goldman Sachs’ portfolio managers then analyze yield spreads, implied volatility and the shape of the yield curve. In planning the Funds’ portfolio investment strategies, the Investment Adviser is able to draw upon the economic and fixed income research resources of Goldman Sachs. The Investment Adviser will use a sophisticated analytical process including Goldman Sachs’ proprietary mortgage prepayment model and option-adjusted spread model to assist in structuring and maintaining Core Fixed Income Fund’s investment portfolio. In determining the Funds’ investment strategy and making market timing decisions, the Investment Adviser will have access to input from Goldman Sachs’ economists, fixed income analysts and mortgage specialists.
“Core” in the Core Fixed Income Fund’s name means that the Fund focuses its investments in intermediate- and long-term investment grade bonds.
Investment Grade Credit Fund
The Investment Grade Credit Fund seeks a high level of total return consisting of capital appreciation and income. The Fund invests, under normal circumstances, at least 80% of its Net Assets in investment grade fixed income securities. Investment grade securities are securities that are rated at the time of purchase at least BBB– by Standard & Poor’s Ratings Services (“Standard & Poor’s”), at least Baa3 by Moody’s, or have a comparable credit rating by another NRSRO or, if unrated, are determined by the Investment Adviser to be of comparable credit quality.

The Fund’s strategy employs a process that combines both a top-down and bottom-up analysis to evaluate companies. The Investment Adviser relies primarily on sub-sector/industry allocation and security selection strategies in seeking to generate incremental return relative to the selected benchmark. To a lesser degree, the Investment Adviser also implements duration and yield curve management strategies.
The Investment Adviser’s strategy for the Fund is based on maximizing its understanding of the factors that drive performance. The Investment Adviser’s security selection process begins with an analysis of the fundamentals of a given company and its industry, and goes on to include broader market factors as well as technical and execution issues. The Investment Adviser has organized its group to incorporate these elements into a process that pulls together the input of specialists within a collaborative framework. Portfolio managers and analysts sit on the trading desk together. This facilitates the frequent conversation between the various members of the corporate bond team.
Fundamental research is performed by a global high grade research group with parts of the teams in New York and London. The Investment Adviser established this group to ensure comprehensive research into high grade credits, which may be overlooked by firms with only one credit research team. The Investment Adviser’s analysts develop investment rationales incorporating their assessment of a company’s return potential and risks.
The discussion of investment ideas goes beyond fundamentals to incorporate the broader market views of the portfolio managers. Investment grade securities are strongly affected by such factors as comparative industry trends, the economy and general overall trends in coverage and leverage ratios. These factors can have a significant impact on performance. The portfolio managers bring their awareness of these factors as a crucial input in the formulation of investment ideas.
A final element of the process incorporates technical and execution issues. Adding value requires close attention to execution issues including market levels and the new issuance calendar. It is also crucial to stay apprised of dealer activity; being aware of which bonds are being traded by particular dealers promotes efficient trading, which plays directly through to better performance. The Investment Adviser’s traders help in this regard.
The Investment Adviser’s process is enhanced by the full integration of its New York and London corporate bond teams. While the teams are focused on issue selection in their respective markets, they are able to leverage their peers’ insights to develop broader, better-informed credit views than they could on their own. This integration extends to the portfolio managers, who also develop views on market and industry trends jointly. In addition to helping the Investment Adviser to develop fuller investment views, this integration can also allow it to exploit structural inefficiencies that arise when global corporate issues are priced differently in different currencies.
Global Core Fixed Income Fund
The Global Core Fixed Income Fund is designed for investors seeking a total return consisting of capital appreciation and income.
High Income. Global Core Fixed Income Fund’s portfolio managers will seek out the highest yielding bonds in the global fixed income market that meet the Global Core Fixed Income Fund’s credit quality standards and certain other criteria.
Capital Appreciation. Investing in the foreign bond markets offers the potential for capital appreciation due to both interest rate and currency exchange rate fluctuations. The portfolio managers attempt to identify investments with appreciation potential by carefully evaluating trends affecting a country’s currency as well as a country’s fundamental economic strength. However, there is a risk of capital depreciation as a result of unanticipated interest rate and currency fluctuations.
Portfolio Management Flexibility. Global Core Fixed Income Fund is actively managed. The Fund’s portfolio managers invest in countries that, in their judgment, meet the Fund’s investment guidelines and often have strong currencies and stable economies and in securities that they believe offer favorable performance prospects.

Relative Stability of Principal. Global Core Fixed Income Fund may be able to reduce principal fluctuation by investing in foreign countries with economic policies or business cycles different from those of the United States and in foreign securities markets that do not necessarily move in the same direction or magnitude as the U.S. market. Investing in a broad range of U.S. and foreign fixed income securities and currencies reduces the dependence of the Fund’s performance on developments in any particular market to the extent that adverse events in one market are offset by favorable events in other markets. The Fund’s policy of investing primarily in high quality securities may also reduce principal fluctuation. However, there is no assurance that these strategies will always be successful.
Professional Management. Individual U.S. investors may prefer professional management of their global bond and currency portfolios because a well-diversified portfolio requires a large amount of capital and because the size of the global market requires access to extensive resources and a substantial commitment of time.
High Yield Fund
The High Yield Fund seeks a high level of current income and may also consider the potential for capital appreciation. The Fund invests, under normal circumstances, at least 80% of its Net Assets in high-yield, fixed income securities that, at the time of purchase, are non-investment grade securities. Non-investment grade securities are securities rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality, and are commonly referred to as “junk bonds.” The Fund may invest in all types of fixed income securities, including loan participations.
High Yield Fund’s Investment Process. High Yield Fund is appropriate for investors who seek a high level of current income and who also may wish to consider the potential for capital appreciation. A number of investment strategies are used to seek to achieve the Fund’s investment objective, including market sector selection, determination of yield curve exposure and issuer selection. In addition, the Investment Adviser will attempt to take advantage of pricing inefficiencies in the fixed income markets. The Investment Adviser starts the investment process with economic analysis to determine broad growth trends, industry-specific events and market forecasts. The market value of non-investment grade fixed income securities tends to reflect individual developments within a company to a greater extent than higher rated corporate debt or Treasury bonds that react primarily to fluctuations in interest rates. Therefore, determining the creditworthiness of issuers is critical. To that end, High Yield Fund’s portfolio managers have access to the Investment Adviser’s highly regarded Fundamental Equity Research Team, as well as internal analysis from the team’s dedicated High Yield Research analysts. The High Yield Fund’s portfolio managers will also leverage Goldman Sachs’ Global Investment Research Department, subject to Goldman Sachs Chinese wall restrictions. In addition, the Fund’s portfolio managers may review the opinions of the two largest independent credit rating agencies, Standard & Poor’s and Moody’s. High Yield Fund’s portfolio managers and credit analysts also conduct their own in-depth analysis of the issues considered for inclusion in the Fund’s portfolio. The portfolio managers and credit analysts evaluate such factors as a company’s competitive position, the strength of its balance sheet, its ability to withstand economic downturns and its potential to generate ample cash flow to service its debt. The ability to analyze accurately a company’s future cash flow by correctly anticipating the impact of economic, industry-wide and specific events are critical to successful high yield investing. The Investment Adviser’s goal is to identify companies with the potential to strengthen their balance sheets by increasing their earnings, reducing their debt or effecting a turnaround. GSAM analyzes trends in a company’s debt picture (i.e., the level of its interest coverage) as well as new developments in its capital structure on an ongoing basis. The Investment Adviser believes that this ongoing reassessment is more valuable than relying on a “snapshot” view of a company’s ability to service debt at one or two points in time.
High Yield Fund’s portfolio is diversified among different sectors and industries on a global basis in an effort to reduce overall risk. While the Investment Adviser will avoid excessive concentration in any one industry, the Fund’s specific industry weightings are the result of individual security selection. Emerging market debt considered for the High Yield Fund’s portfolio will be selected by specialists knowledgeable about the political and economic structure of those economies.
Dynamic Municipal Income Fund, High Yield Fund and High Yield Municipal Fund
Return on and Risks of High Yield Securities. High yield bonds can deliver higher yields and total return than either investment grade corporate bonds or U.S. Treasury bonds. However, because these non-investment grade securities involve higher risks in return for higher income, they are best suited to long-term investors who are financially secure enough to withstand volatility and the risks associated with such investments. See “Description of Investment Securities and Practices—High Yield Securities.” Different types of fixed income securities may react differently to changes in the economy. High yield bonds, like stocks, tend to perform best when the economy is strong, inflation is low and companies experience healthy profits, which can lead to higher stock prices and higher credit ratings. Government bonds are likely to appreciate more in a weaker economy when interest rates are declining. In certain types of markets, adding some diversification in the high yield asset class may help to increase returns and decrease overall portfolio risk.
For high yield, non-investment grade securities, as for most investments, there is a direct relationship between risk and return. Along with their potential to deliver higher yields and greater capital appreciation than most other types of fixed income securities, high yield securities are subject to higher risk of loss, greater volatility and are considered predominantly speculative by traditional investment standards. The most significant risk associated with high yield securities is credit risk: the risk that the company issuing a high yield security may have difficulty in meeting its principal and/or interest payments on a timely basis. As a result, extensive credit research and diversification are essential factors in managing risk in the high yield arena. To a lesser extent, high yield bonds are also subject to interest rate risk: when interest rates increase, the value of fixed income securities tends to decline.
High Yield Floating Rate Fund
The High Yield Floating Rate Fund is designed for investors seeking a high level of current income. The Fund invests, under normal circumstances, at least 80% of its Net Assets in domestic or foreign floating rate loans and other floating or variable rate obligations rated below investment grade. Non-investment grade obligations are those rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality, and are commonly referred to as “junk bonds.”
The Fund’s investments in floating and variable rate obligations may include, without limitation, senior secured loans (including assignments and participations), second lien loans, senior unsecured and subordinated loans, senior and subordinated corporate debt obligations (such as bonds, debentures, notes and commercial paper), debt issued by governments, their agencies and instrumentalities, and debt issued by central banks. The Fund may invest indirectly in loans by purchasing participations or sub-participations from financial institutions. Participations and sub-participations represent the right to receive a portion of the principal of, and all of the interest relating to such portion of, the applicable loan. The Fund expects to invest principally in the U.S. loan market and, to a lesser extent, in the European loan market. The Fund may also invest in other loan markets, although it does not currently intend to do so.
Under normal conditions, the Fund may invest up to 20% of its Net Assets in fixed income instruments, of any credit rating, including fixed rate corporate bonds, government bonds, convertible debt obligations and mezzanine fixed income instruments. The Fund may also invest in floating or variable rate instruments that are rated investment grade and in preferred stock, repurchase agreements and cash securities.
The Fund may also invest in derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate or index. The Fund’s investments in derivatives may include credit default swaps on credit and loan indices, forward contracts and total return swaps, among others. The Fund may use currency management techniques, such as forward foreign currency contracts, for hedging or non-hedging purposes. The Fund may invest in interest rate futures and swaps to manage the portfolio’s duration. Derivatives that provide exposure to floating or variable rate loans or obligations rated below investment grade are counted towards the Fund’s 80% policy.
The Fund’s target duration range under normal interest rate conditions is expected to approximate that of the Credit Suisse Leveraged Loan Index, plus or minus one year, and over the last five years ended June 30, 2022, the duration of the Index has ranged between 0.03 and 0.19 years. The Fund’s investments in floating rate obligations will generally have short to intermediate maturities (approximately 4-7 years).
The Fund’s investments are selected using a bottom-up analysis that incorporates fundamental research, a focus on market conditions and pricing trends, quantitative research, and news or market events. The selection of individual investments is based on the overall risk and return profile of the investment taking into account liquidity, structural complexity, cash flow uncertainty and downside potential. Research analysts and portfolio managers systematically assess portfolio positions, taking into consideration, among other factors, broader macroeconomic conditions and industry and company-specific financial performance and outlook.

Based upon this analysis, the Investment Adviser will sell positions determined to be overvalued and reposition the portfolio in more attractive investment opportunities on a relative basis given the current climate.
The Fund’s investments may be denominated in currencies other than the U.S. dollar.
Strategic Income Fund
The Strategic Income Fund is designed for investors seeking total return comprised of income and capital appreciation. The Fund invests in a broadly diversified portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments including, but not limited to: U.S. Government Securities (such as U.S. Treasury securities or Treasury inflation protected securities and including Agency Mortgage-Backed Securities), non-U.S. sovereign debt, agency securities, corporate debt securities, privately issued adjustable rate and fixed rate mortgage-backed securities or other mortgage-related securities (“Private Mortgage-Backed Securities” and, together with Agency Mortgage-Backed Securities, “Mortgage-Backed Securities”), asset-backed securities, custodial receipts, municipal securities, loan participations and loan assignments and convertible securities. The Fund’s investments in loan participations and loan assignments may include, but are not limited to: (a) senior secured floating rate and fixed rate loans or debt (“Senior Loans”), (b) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”) and (c) other types of secured or unsecured loans with fixed, floating or variable interest rates. The Fund may invest in fixed income securities of any maturity.
Non-investment grade fixed income securities are securities rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality.
The Fund may invest in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”). Such investments may include sovereign debt issued by emerging countries that have sovereign ratings below investment grade or that are unrated. There is no limitation to the amount the Fund invests in non-investment grade or emerging market securities. From time to time, the Fund may also invest in preferred stock. The Fund’s investments may be denominated in currencies other than the U.S. dollar.
The Fund may engage in forward foreign currency transactions for both investment and hedging purposes. The Fund also intends to invest in other derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate, interest rate or index. The Fund’s investments in derivatives may include, in addition to forward foreign currency exchange contracts, futures contracts (including interest rate futures and treasury and sovereign bond futures), options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility, interest rate and currency swaps), and other forward contracts. The Fund may use derivatives instead of buying and selling bonds to manage duration, to gain exposure or to short individual securities or to gain exposure to a credit or asset backed index. The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund may utilize short positions to implement macro views on securities valuations, long term views on relative value or short term views on security mispricings, as well as any other views the Investment Adviser deems appropriate. For example, the Fund may enter into a TBA agreement to sell an Agency Mortgage-Backed Security that it believes will underperform. The Fund will benefit from a short position to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement.
“Strategic” in the Fund’s name means that the Fund seeks both current income and capital appreciation as elements of total return. The Fund attempts to exploit pricing anomalies throughout the global fixed income and currency markets. Additionally, the Fund uses short positions and derivatives for both investment and hedging purposes. The Fund may sell investments that the portfolio managers believe are no longer favorable with regard to these factors.
The Investment Adviser employs a dynamic fundamental investment process that may integrate environmental, social and governance (“ESG”) factors with traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.
Emerging Markets Debt Fund and Local Emerging Markets Debt Fund
The Emerging Markets Debt Fund and Local Emerging Markets Debt Fund seek a high level of total return consisting of income and capital appreciation. The Emerging Markets Debt Fund invests, under normal circumstances, at least 80% of its Net Assets in sovereign and corporate debt securities and other instruments of issuers in emerging market countries. Such instruments may include credit linked notes and other investments with similar economic exposures.
The Local Emerging Markets Debt Fund invests, under normal circumstances, at least 80% of its Net Assets in sovereign and corporate debt securities of issuers in emerging market countries, denominated in the local currency of such emerging market countries, and other instruments, including credit linked notes and other investments, with similar economic exposures.
The Investment Adviser generally expects a country to be an “emerging market country” if the country is identified as an “emerging market country” in any of the Funds’ benchmark indices. Such countries are likely to be located in Africa, Asia, the Middle East, Eastern and Central Europe and Central and South America. Sovereign debt consists of debt securities issued by governments or any of their agencies, political subdivisions or instrumentalities. An emerging market country issuer is an issuer economically tied to an emerging market country. In determining whether an issuer is economically tied to an emerging market country, the Investment Adviser will consider whether the issuer:
•   Has a class of securities whose principal securities market is in an emerging market country;
•   Has its principal office in an emerging market country;
•   Derives 50% or more of its total revenue or profit from goods produced, sales made or services provided in one or more emerging market countries;
•   Maintains 50% or more of its assets in one or more emerging market countries; or
•   Is otherwise determined to be economically tied to an emerging market country by the Investment Adviser in its discretion. For example, the Investment Adviser may use the classifications assigned by third parties, including an issuer’s “country of risk” as determined by Bloomberg or the classifications assigned to an issuer by the Fund’s benchmark index provider. These classifications are generally based on a number of criteria, including an issuer’s country of domicile, the primary stock exchange on which an issuer’s securities trade, the location from which the majority of an issuer’s revenue is derived, and an issuer’s reporting currency. Although the Investment Adviser may rely on these classifications, it is not required to do so.
Currency investments, particularly longer-dated forward contracts, provide the Local Emerging Markets Debt Fund with economic exposure similar to investments in sovereign and corporate debt with respect to currency and interest rate exposure.
The Investment Adviser’s emerging markets debt (“EMD”) investment philosophy strives to generate returns through an active, research-intensive, risk-managed approach. The Investment Adviser seeks to add value through country allocation, security selection, and market exposure strategies.

The Investment Adviser believes that active management focused on fundamental research is critical for achieving long-term value for its clients’ portfolios. EMD can offer an attractive risk/return profile for investors who have the proper resources and experience to exploit the myriad opportunities in the market. The Investment Adviser’s process is built on fundamental analysis of emerging market countries and securities. In addition, the Investment Adviser’s process focuses on risk-adjusted returns, as the Investment Adviser believes that risk can have a material impact on long-term investment results. As a result, the Investment Adviser diversifies across sovereign credits and employs proprietary tools to manage overall portfolio risks.
Types of Securities Used. EMD comprises fixed income securities issued mainly by governments, but also by quasi-sovereigns and corporations, of developing countries. The Investment Adviser typically expresses its view on a relative-to-benchmark basis, overweighting those securities the Investment Adviser believes will outperform and underweighting those countries the Investment Adviser believes will underperform.
The types of financial instruments used in the Emerging Markets Debt and Local Emerging Markets Debt Funds include Eurobonds, Brady bonds, tradable bank loans, local bonds and other securities, which can include their associated derivatives. The EMD team may invest in liquid, long duration securities and employ active trading strategies that exploit market inefficiencies and arbitrage opportunities (e.g., between Brady Bonds and global bonds) that often exist in the EMD market. Given the limited diversification within the EMD sector, buying longer dated, more liquid, lower dollar price securities may be a preferred strategy.
The Investment Adviser may use derivative instruments such as forwards and futures in the Emerging Markets Debt and Local Emerging Markets Debt Funds in an attempt to hedge its currency exposures. However, due to the limited market for these instruments in emerging countries, a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.
Research. Being part of GSAM’s wider Fixed Income and Currency Team, the EMD team interacts with the Investment Adviser’s fixed income and currency analysts and portfolio managers based in New York, London, and Tokyo. The Fixed Income and Currency Team employs a broad analysis of the macro-economic environment, credit risk factors, and quantitative relationships and plays a vital role in aspects of portfolio construction and strategy.
In addition to internal research, the Investment Adviser may utilize external sources in its analysis and seek information from external consultants and sell-side economists and strategists. The Investment Adviser’s EMD team may draw on the resources of Goldman Sachs (e.g., GSAM Emerging Market Foreign Exchange, Emerging Market Equity and Quantitative Strategy) in the country and security selection process. The Investment Adviser’s research analysts also travel to emerging countries to seek additional insight on the macroeconomic and political developments. The Investment Adviser’s research analysts also obtain research publications from broker-dealers, supranational organizations (e.g., the International Monetary Fund), and academic sources.
Portfolio managers and research analysts have access to external research (e.g., internet websites, publications). In addition, market information is disseminated through electronic communications as well as regularly scheduled meetings. The members of the EMD investment team sit on the trading desk to facilitate efficient and timely flow of market information.
Based on macroeconomic and political considerations, the Investment Adviser will have a negative, neutral, or positive recommendation on various emerging countries. In addition to these recommendations, the Investment Adviser considers which are the most attractive securities within those countries.
Inflation Protected Securities Fund
The Inflation Protected Securities Fund is designed for investors who seek real return consistent with preservation of capital. Real return is the return on an investment adjusted for inflation. The Inflation Protected Securities Fund invests, under normal circumstances, at least 80% of its Net Assets in IPS of varying maturities, including TIPS and CIPS. IPS are designed to provide inflation protection to investors. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (the “CPIU”) as the measurement of inflation, while other issuers of IPS may use different indices as the measure of inflation. IPS are income-generating instruments whose interest and principal payments are adjusted for inflation—a sustained increase in prices that erodes the purchasing power of money. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. The remainder of the Inflation Protected Securities Fund’s Net Assets (up to 20%) may be invested in other fixed income securities, including U.S. Government Securities, asset-backed securities, Mortgage-Backed Securities, corporate securities, and securities issued by foreign corporate and governmental issuers. The Inflation Protected Securities Fund also intends to invest in derivatives, including (but not limited to) futures and inflation-linked swaps, primarily to hedge the Fund’s portfolio risks, manage the Fund’s duration, and/or gain exposure to certain fixed income securities.
Long Short Credit Strategies Fund
The Long Short Credit Strategies Fund will seek to achieve its investment objective through long and short exposures to “credit related instruments.” Under normal market conditions, the Fund will invest at least 80% of its Net Assets in the following credit related instruments: (i) fixed rate and floating rate income securities; (ii) loans and loan participations including: (a) Senior Loans, (b) Second Lien Loans and (c) other types of secured or unsecured loans with fixed, floating, or variable interest rates; (iii) convertible securities; (iv) collateralized debt, bond and loan obligations; (v) bank and corporate debt obligations; (vi) U.S. Government Securities, and securities issued by or on behalf of states, territories, and possessions of the United States (including the District of Columbia); (vii) preferred securities and trust preferred securities; (viii) structured securities, including credit-linked notes; and/or (ix) listed and unlisted, public and private, rated and unrated debt instruments and other obligations, including those of financially troubled companies (sometimes known as “distressed securities” or “defaulted securities”).
The Fund may invest in instruments and obligations directly, or indirectly by investing in derivative or synthetic instruments, including, without limitation, credit default swaps (including credit default swaps on credit related indices) and loan credit default swaps. The Fund will opportunistically seek short exposures to credit related instruments through the use of such derivatives or synthetic instruments, including, but not limited to, credit default swaps (including credit default swaps on credit related indices).
The Fund intends to implement short positions for hedging purposes or to seek to enhance absolute return, and may do so by using swaps or futures, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may buy credit default swaps. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses on an underlying security (or group of securities). When the Fund is the buyer of a credit default swap (buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets). If a default occurs, the seller of a credit default swap may be required to pay the Fund the notional amount of the credit default swap on a specified security (or group of securities). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the notional amount of the credit default swap on a specified security (or group of securities) to the buyer of the credit swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Investment Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.
The Fund may invest in U.S. dollar denominated as well as non-U.S. dollar denominated (foreign) securities. The Fund may also hold cash, and/or invest in cash equivalents.
There is no minimum credit rating for instruments in which the Fund may invest, and the Fund may invest without limitation in securities below investment grade. Non-investment grade fixed income securities (commonly known as “junk bonds”) are rated BB+, Ba1 or below by an NRSRO, or, if unrated, determined by the Investment Adviser to be of comparable credit quality. The Fund may also invest in credit instruments of any maturity or duration.
The Fund’s benchmark index is the ICE BofAML Three-Month U.S. Treasury Bill Index. References to the Fund’s benchmark are for informational purposes only and are not an indication of how the Fund is managed.

Income Fund
The Income Fund invests in a multi-sector portfolio of U.S. and foreign investment grade and non-investment grade fixed income investments of varying maturities. The Fund’s investment sectors include, but are not limited to: (a) government securities, (b) corporate debt securities, (c) commercial and residential Mortgage-Backed Securities, (d) asset-backed securities (including collateralized loan obligations (“CLOs”)) and (e) emerging countries debt denominated in both U.S. dollars and foreign currencies. The Fund may not have exposure to all of these investment sectors, and the Fund’s exposure to any one investment sector may vary over time.
Under normal circumstances, the Fund may invest in U.S. Government securities (such as U.S. Treasury securities or Treasury inflation protected securities), non-U.S. sovereign debt, agency securities, corporate debt securities, Mortgage-Backed Securities, asset-backed securities (including CLOs), custodial receipts, municipal securities, loan participations and loan assignments and convertible securities. The Fund’s investments in loan participations and loan assignments may include, but are not limited to: (a) senior secured floating rate and fixed rate loans or debt (“Senior Loans”), (b) second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”) and (c) other types of secured or unsecured loans with fixed, floating or variable interest rates. The Fund may invest in fixed income securities of any maturity.
Non-investment grade fixed income securities are securities rated BB+, Ba1 or below by a nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality.
The Fund may invest up to 35% of its total assets measured at the time of purchase (“Total Assets”) in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”). Such investments may include sovereign debt issued by emerging countries that have sovereign ratings below investment grade or that are unrated. The Fund’s investments may be denominated in currencies other than the U.S. dollar.
The Fund may invest up to 10% of its Total Assets in privately issued corporate debt securities and other obligations issued by private companies, including privately issued credit obligations and related instruments, and up to an additional 10% of its Total Assets in equity investments, including preferred securities and dividend paying common stocks.
The Fund may engage in forward foreign currency transactions for both hedging and non-hedging purposes. The Fund also intends to invest in other derivative instruments. Derivatives are instruments that have a value based on another instrument, exchange rate, interest rate or index. The Fund’s investments in derivatives may include, in addition to forward foreign currency exchange contracts, futures contracts (including interest rate futures and treasury and sovereign bond futures), options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility, interest rate and currency swaps), and other forward contracts. The Fund may use derivatives instead of buying and selling bonds to manage duration, to gain exposure or to short individual securities or to gain exposure to a credit or asset backed index. The Fund may gain exposure to Agency Mortgage-Backed Securities through several methods, including by utilizing to-be-announced (“TBA”) agreements in Agency Mortgage-Backed Securities or through the use of reverse repurchase agreements. TBA agreements for Agency Mortgage-Backed Securities are standardized contracts for future delivery of fixed-rate mortgage pass-through securities in which the exact mortgage pools to be delivered are not specified until shortly before settlement. A reverse repurchase agreement enables the Fund to gain exposure to specified pools of Agency Mortgage-Backed Securities by purchasing them on a forward settling basis and using the proceeds of the reverse repurchase agreement to settle the trade.
The Fund may implement short positions and may do so by using swaps, options or futures, TBA agreements in Agency Mortgage-Backed Securities, or through short sales of any instrument that the Fund may purchase for investment. For example, the Fund may enter into a futures contract pursuant to which it agrees to sell an asset (that it does not currently own) at a specified price at a specified point in the future. This gives the Fund a short position with respect to that asset. The Fund will benefit to the extent the asset decreases in value (and will be harmed to the extent the asset increases in value) between the time it enters into the futures contract and the agreed date of sale. Alternatively, the Fund may sell an instrument (e.g., a bond, or a futures contract) it does not own in anticipation of a decline in the market value of the instrument, and then borrow the instrument to make delivery to the buyer. In these transactions, the Fund is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The Fund uses short positions and derivatives for both investment and hedging purposes.

The Fund may also seek to obtain exposure to fixed income investments through investments in affiliated or unaffiliated investment companies, including exchange-traded funds (“ETFs”).
The Fund’s target average duration range under normal interest rate conditions is expected to be between 0 and 8 years, and over the last five years ended June 30, 2022, the duration of the Bloomberg U.S. Aggregate Bond Index has ranged between 5.69 and 6.78 years. “Duration” is a measure of a debt security’s price sensitivity to changes in interest rates. The longer the duration of the Fund (or an individual debt security), the more sensitive its market price to changes in interest rates. For example, if market interest rates increase by 1%, the market price of a debt security with a positive duration of 3 years will generally decrease by approximately 3%. Conversely, a 1% decline in market interest rates will generally result in an increase of approximately 3% of that security’s market price.
The Investment Adviser employs a dynamic fundamental investment process that may integrate environmental, social and governance (“ESG”) factors with traditional fundamental factors. No one factor or consideration is determinative in the fundamental investment process.

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES
The investment securities and practices and related risks applicable to each Fund are presented below in alphabetical order, and not in the order of importance or potential exposure.
Asset Segregation
As investment companies registered with the SEC, the Funds must identify on their books (often referred to as “asset segregation”) liquid assets, or engage in other SEC- or SEC staff-approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In the case of swaps, futures contracts, options, forward contracts and other derivative instruments that do not cash settle, for example, a Fund must identify on its books liquid assets equal to the full notional amount of the instrument while the positions are open, to the extent there is not a permissible offsetting position or a contractual “netting” agreement with respect to swaps (other than credit default swaps where a Fund is the protection seller). However, with respect to swaps, futures contracts, options, forward contracts and other derivative instruments that are required to cash settle, a Fund may identify liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the instrument, if any, rather than its full notional amount. Forwards and futures contracts that do not cash settle may be treated as cash settled for asset segregation purposes when the Fund have entered into a contractual arrangement with a third party futures commission merchant ("FCM") or other counterparty to off-set the Fund's exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. The Funds reserve the right to modify its asset segregation policies in the future in its discretion, consistent with the Act and SEC or SEC staff guidance. By identifying assets equal to only its net obligations under certain instruments, a Fund will have the ability to employ leverage to a greater extent than if the Fund was required to identify assets equal to the full notional amount of the instrument.
In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in a Fund’s asset segregation and cover practices discussed herein. Subject to certain exceptions, the final rule requires a Fund to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the final rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., bank borrowings, if applicable) when calculating a Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of a Fund to use derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The Investment Adviser cannot predict the effects of these regulations on a Fund. The Investment Adviser intends to monitor developments and seek to manage the Fund in a manner consistent with achieving a Fund’s investment objective.
Asset-Backed Securities
Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

Each Fund (other than the High Yield Floating Rate Fund) may invest in asset-backed securities. The Short Duration Government Fund may only invest in asset-backed securities that are issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises. Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, a Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.
Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.
Bank Obligations
The Enhanced Income Fund, Government Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, Investment Grade Credit Fund, Global Core Fixed Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Long Short Credit Strategies Fund and Income Fund may each invest in obligations issued or guaranteed by U.S. and, except with respect to the Government Income Fund, foreign banks (Enhanced Income Fund may only invest in U.S. dollar denominated foreign securities). Bank obligations, including without limitation time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be obligations only of the issuing branch pursuant to the terms of the specific obligations or government regulation.
Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.
Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on the demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. The Funds may invest in deposits in U.S. and European banks which satisfy the standards set forth above.

Collateralized Loan Obligations and Other Collateralized Debt Obligations
The Enhanced Income Fund, Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, Global Core Fixed Income Fund, Inflation Protected Securities Fund, Emerging Markets Debt Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Investment Grade Credit Fund, Local Emerging Markets Debt Fund, U.S. Mortgages Fund, Long Short Credit Strategies Fund and Income Fund may invest in collateralized loan obligations (“CLOs”) and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities discussed elsewhere in the Prospectus (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of a Fund.
CLOs issue classes or “tranches” that offer various maturity, risk and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying collateral and may be rated investment grade. Despite the protection from the equity and mezzanine tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. The Funds’ investments in CLOs principally consist of senior tranches and, to a lesser extent, mezzanine tranches.
Typically, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may have limited independent pricing transparency. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. These and other factors discussed in the section below, entitled “Illiquid Investments,” may impact the liquidity of investments in CLOs.
The Funds may also invest in collateralized debt obligations (“CDOs”), which are structured similarly to CLOs, but are backed by pools of assets that are debt securities (rather than being limited only to loans), typically including bonds, other structured finance securities (including other asset-backed securities and other CDOs) and/or synthetic instruments. Like CLOs, the risks of an investment in a CDO depend largely on the type and quality of the collateral securities and the tranche of the CDO in which a Fund invests. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments.
Combined Transactions
Each of the Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (as applicable) (including forward currency contracts) and multiple interest rate and other swap transactions and any combination of futures, options, currency and swap transactions (“component” transactions) as part of a single or combined strategy when, in the opinion of the Investment Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Investment Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Commercial Paper and Other Short-Term Corporate Obligations
Each Fund (other than the Short Duration Government Fund) may invest in commercial paper and other short-term obligations payable in U.S. dollars and issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.
Commodity-Linked Investments
The Long Short Credit Strategies Fund may invest in commodities through investments in PTPs, ETFs, other investment companies, or other pooled investment vehicles. The Fund may also seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as structured notes, discussed below, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Investment Adviser may seek to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative instruments held by the Fund may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.
The prices of commodity-linked derivative instruments may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, an investment in commodities may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Fund’s investments in commodities are expected to exhibit low or negative correlation with stocks and bonds.
Because commodity-linked derivative instruments are available from a relatively small number of issuers, the Fund’s investments in commodity-linked derivative instruments are particularly subject to counterparty risk, which is the risk that the issuer of the commodity-linked derivative (which issuer may also serve as counterparty to a substantial number of the Fund’s commodity-linked and other derivative investments) will not fulfill its contractual obligations.
Convertible Securities
The Enhanced Income Fund, Short Duration Tax-Free Fund, Dynamic Municipal Income Fund, Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, Investment Grade Credit Fund, High Yield Municipal Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Long Short Credit Strategies Fund and Income Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on a Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund. To the extent that a Fund holds a convertible security, or a security that is otherwise converted or exchanged for common stock (e.g., as a result of a restructuring), the Fund may, consistent with its investment objective, hold such common stock in its portfolio.
Corporate Debt Obligations
Each Fund (other than the Short Duration Government Fund) may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
Corporate debt obligations rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. The price of corporate debt obligations will generally fluctuate in response to fluctuations in supply and demand for similarly rated securities. In addition, the price of corporate debt obligations will generally fluctuate in response to interest rate levels. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in each Fund’s NAV. Because medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues.
The Investment Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The Investment Adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and pay dividends, sensitivity to economic conditions, operating history and current earnings trend. The Investment Adviser continually monitors the investments in a Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed. If after its purchase, a portfolio security is assigned a lower rating or ceases to be rated, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.

Custodial Receipts and Trust Certificates
Each Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities (as defined below), municipal securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For purposes of certain securities laws, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, a Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. Each Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Although under the terms of a custodial receipt or trust certificate a Fund would typically be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Distressed Debt
The Dynamic Municipal Income Fund, High Yield Floating Rate Fund, High Yield Fund, Short Duration Bond Fund, Strategic Income Fund, Bond Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Long Short Credit Strategies Fund and Income Fund may invest in the securities and other obligations of financially troubled companies, including stressed, distressed and bankrupt issuers and debt obligations that are in covenant or payment default. In addition, investments of a Fund may become distressed or bankrupt following the Fund’s initial acquisition of the security. Historically, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher occurrence of default by the issuers of these instruments. Such investments generally trade significantly below par and are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically, such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be speculative.
In any investment involving stressed and distressed debt obligations, there exists the risk that the transaction involving such debt obligations will be unsuccessful, take considerable time or will result in a distribution of cash or a new security or obligation in exchange for the stressed and distressed debt obligations, the value of which may be less than the Fund’s purchase price of such debt obligations. Furthermore, if an anticipated transaction does not occur, the Fund may be required to sell its investment at a loss.

Distressed investments may require active participation by the Investment Adviser in the restructuring of a Fund’s investment or other actions intended to protect the Fund’s investment; however, there may be situations where the Investment Adviser may determine to not so participate due to regulatory, tax or other considerations. In addition, a Fund may participate on creditors’ committees to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to additional expenses (including legal fees) and may make a Fund an “insider” of the issuer for purposes of the federal securities laws. This may result in increased litigation risks to a Fund or may restrict the Investment Adviser’s ability to dispose of the security.
There are a number of significant risks inherent in the bankruptcy process. Many events in a bankruptcy are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer, and if the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization ultimately becomes effective. The administrative costs in connection with a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, there exists the risk that the Fund’s influence with respect to the class of securities or other obligations it owns can be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.
These and other factors discussed in the section below, entitled “Illiquid Investments,” may impact the liquidity of investments in securities and other obligations of financially troubled companies.
Dividend-Paying Investments
A Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund's investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, a Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.
Equity Investments
The Long Short Credit Strategies Fund and Income Fund (with respect to the Income Fund, up to 10% of its Total Assets) may purchase equity investments. In addition, after its purchase, a portfolio investment (such as a convertible debt obligation) may convert to an equity security. The Fund may also acquire equity securities in connection with a restructuring or other event related to one or more of its investments. If this occurs, the Fund may continue to hold the investment (or make additional purchases of that equity investment) if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
Floating Rate Loans and Other Variable and Floating Rate Securities
The interest rates payable on certain securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. Variable and floating rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. Moreover, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels, but they may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.
Floating rate loans consist generally of obligations of companies or other entities (e.g., a U.S. or foreign bank, insurance company or finance company) (collectively, “borrowers”) incurred for a variety of purposes. Floating rate loans may be acquired by direct investment as a lender or as an assignment of the portion of a floating rate loan previously attributable to a different lender. The Investment Grade Credit Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Short Duration Bond Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund and Long Short Credit Strategies Fund may also invest in floating rate loans through a participation interest (which represents a fractional interest in a floating rate loan) issued by a lender or other financial institution.
Floating rate loans may be obligations of borrowers who are highly leveraged. Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower’s demand. A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.
A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market. There can be no assurance that an adequate supply of floating rate loans will be available for purchase.
Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded. As a result, no active market may exist for some floating rate loans.
Purchasers of floating rate loans and other forms of debt obligations depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the obligation may be adversely affected. Floating rate loans and other debt obligations that are fully secured provide more protections than unsecured obligations in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Some floating rate loans and other debt obligations are not rated by any NRSRO. In connection with the restructuring of a floating rate loan or other debt obligation outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt obligations may be received in exchange for all or a portion of an interest in the obligation.
From time to time, Goldman Sachs and its affiliates may borrow money from various banks in connection with their business activities. These banks also may sell floating rate loans to a Fund or acquire floating rate loans from the Fund, or may be intermediate participants with respect to floating rate loans owned by the Fund. These banks also may act as agents for floating rate loans that the Fund owns.
Agents. Floating rate loans typically are originated, negotiated, and structured by a bank, insurance company, finance company, or other financial institution (the “agent”) for a lending syndicate of financial institutions. The borrower and the lender or lending syndicate enter into a loan agreement. In addition, an institution (typically, but not always, the agent) holds any collateral on behalf of the lenders.

In a typical floating rate loan, the agent administers the terms of the loan agreement and is responsible for the collection of principal and interest and fee payments from the borrower and the apportionment of these payments to all lenders that are parties to the loan agreement. Purchasers will rely on the agent to use appropriate creditor remedies against the borrower. Typically, under loan agreements, the agent is given broad discretion in monitoring the borrower’s performance and is obligated to use the same care it would use in the management of its own property. Upon an event of default, the agent typically will enforce the loan agreement after instruction from the lenders. The borrower compensates the agent for these services. This compensation may include special fees paid on structuring and funding the floating rate loan and other fees paid on a continuing basis. The typical practice of an agent or a lender in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower.
If an agent becomes insolvent, or has a receiver, conservator, or similar official appointed for it by the appropriate bank or other regulatory authority, or becomes a debtor in a bankruptcy proceeding, the agent’s appointment may be terminated, and a successor agent would be appointed. If an appropriate regulator or court determines that assets held by the agent for the benefit of the purchasers of floating rate loans are subject to the claims of the agent’s general or secured creditors, the purchasers might incur certain costs and delays in realizing payment on a floating rate loan or suffer a loss of principal and/or interest. Furthermore, in the event of the borrower’s bankruptcy or insolvency, the borrower’s obligation to repay a floating rate loan may be subject to certain defenses that the borrower can assert as a result of improper conduct by the agent.
Assignments. The Bond Fund, Investment Grade Credit Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Short Duration Bond Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund and Long Short Credit Strategies Fund may purchase an assignment of a portion of a floating rate loan from an agent or from another group of investors. The purchase of an assignment typically succeeds to all the rights and obligations under the original loan agreement; however, assignments may also be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning agent or investor.
Loan Participation Interests. Purchasers of participation interests do not have any direct contractual relationship with the borrower. Purchasers rely on the lender who sold the participation interest not only for the enforcement of the purchaser’s rights against the borrower but also for the receipt and processing of payments due under the floating rate loan. For additional information, see the section “Loans and Loan Participations” below.
Liquidity. Floating rate loans may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to legal or contractual restrictions on resale. Floating rate loans are not currently listed on any securities exchange or automatic quotation system. As a result, no active market may exist for some floating rate loans. To the extent a secondary market exists for other floating rate loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. The lack of a highly liquid secondary market for floating rate loans may have an adverse effect on the value of such loans and may make it more difficult to value the loans for purposes of calculating their respective NAV. These and other factors discussed in the section below, entitled “Illiquid Investments,” may impact the liquidity of investments in floating rate loans and other variable and floating rate securities.
Extended Trade Settlement Periods. Because transactions in many floating rate loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of floating rate loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, the Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.
Collateral. Most floating rate loans are secured by specific collateral of the borrower and are senior to most other securities or obligations of the borrower. The collateral typically has a market value, at the time the floating rate loan is made, that equals or exceeds the principal amount of the floating rate loan. The value of the collateral may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.

Floating rate loan collateral may consist of various types of assets or interests, including working capital assets, such as accounts receivable or inventory; tangible or intangible assets; or assets or other types of guarantees of affiliates of the borrower.
Generally, floating rate loans are secured unless (i) the purchaser’s security interest in the collateral is invalidated for any reason by a court, or (ii) the collateral is fully released with the consent of the agent bank and lenders or under the terms of a loan agreement as the creditworthiness of the borrower improves. Collateral impairment is the risk that the value of the collateral for a floating rate loan will be insufficient in the event that a borrower defaults. Although the terms of a floating rate loan generally require that the collateral at issuance have a value at least equal to 100% of the amount of such floating rate loan, the value of the collateral may decline subsequent to the purchase of a floating rate loan. In most loan agreements there is no formal requirement to pledge additional collateral. There is no guarantee that the sale of collateral would allow a borrower to meet its obligations should the borrower be unable to repay principal or pay interest or that the collateral could be sold quickly or easily.
In addition, most borrowers pay their debts from the cash flow they generate. If the borrower’s cash flow is insufficient to pay its debts as they come due, the borrower may seek to restructure its debts rather than sell collateral.
Borrowers may try to restructure their debts by filing for protection under the federal bankruptcy laws or negotiating a work-out. If a borrower becomes involved in bankruptcy proceedings, access to the collateral may be limited by bankruptcy and other laws. In the event that a court decides that access to the collateral is limited or void, it is unlikely that purchasers could recover the full amount of the principal and interest due.
There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a floating rate loan. On occasions when such stock cannot be pledged, the floating rate loan will be temporarily unsecured until the stock can be pledged or is exchanged for, or replaced by, other assets.
Some floating rate loans are unsecured. The claims of holders under unsecured loans are subordinated to claims of creditors holding secured indebtedness and possibly also to claims of other creditors holding unsecured debt. Unsecured loans have a greater risk of default than secured loans, particularly during periods of deteriorating economic conditions. If the borrower defaults on an unsecured floating rate loan, there is no specific collateral on which the purchaser can foreclose.
Floating Interest Rates. The rate of interest payable on floating rate loans and other floating or variable rate obligations is the sum of a base lending rate plus a specified spread. Base lending rates are generally the Secured Overnight Financing Rate (“SOFR”). London Interbank Offered Rate (“LIBOR”), the Prime Rate of a designated U.S. bank, the Federal Funds Rate, or another base lending rate used by commercial lenders. A borrower usually has the right to select the base lending rate and to change the base lending rate at specified intervals. The applicable spread may be fixed at time of issuance or may adjust upward or downward to reflect changes in credit quality of the borrower.
The interest rate on SOFR- and LIBOR-based floating rate loans/obligations is reset periodically at intervals ranging from 30 to 180 days, while the interest rate on Prime Rate- or Federal Funds Rate-based floating rate loans/obligations floats daily as those rates change. Investment in floating rate loans/obligations with longer interest rate reset periods can increase fluctuations in the floating rate loans’ values when interest rates change.
The yield on a floating rate loan/obligation will primarily depend on the terms of the underlying floating rate loan/obligation and the base lending rate chosen by the borrower. The relationship between SOFR, LIBOR, the Prime Rate, and the Federal Funds Rate will vary as market conditions change.
Maturity. Floating rate loans typically will have a stated term of five to nine years. However, because floating rate loans are frequently prepaid, their average maturity is expected to be two to three years. The degree to which borrowers prepay floating rate loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the borrower’s financial condition, and competitive conditions among lenders. Prepayments cannot be predicted with accuracy. Prepayments of principal to the purchaser of a floating rate loan may result in the principal’s being reinvested in floating rate loans with lower yields.

Supply of Floating Rate Loans. The legislation of state or federal regulators that regulate certain financial institutions may impose additional requirements or restrictions on the ability of such institutions to make loans, particularly with respect to highly leveraged transactions. The supply of floating rate loans may be limited from time to time due to a lack of sellers in the market for existing floating rate loans or the number of new floating rate loans currently being issued. As a result, the floating rate loans available for purchase may be lower quality or higher priced.
Restrictive Covenants. A borrower must comply with various restrictive covenants contained in the loan agreement. In addition to requiring the scheduled payment of interest and principal, these covenants may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific financial ratios, and limits on total debt. The loan agreement may also contain a covenant requiring the borrower to prepay the floating rate loan with any free cash flow. A breach of a covenant that is not waived by the agent (or by the lenders directly) is normally an event of default, which provides the agent or the lenders the right to call the outstanding floating rate loan.
Fees. Purchasers of floating rate loans may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions, and prepayment penalty fees. When a purchaser buys a floating rate loan, it may receive a facility fee; and when it sells a floating rate loan, it may pay a facility fee. A purchaser may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan or a prepayment penalty fee on the prepayment of a floating rate loan. A purchaser may also receive other fees, including covenant waiver fees and covenant modification fees.
Other Types of Floating Rate Debt Obligations. Floating rate debt obligations include other forms of indebtedness of borrowers such as notes and bonds, obligations with fixed rate interest payments in conjunction with a right to receive floating rate interest payments, and shares of other investment companies. These instruments are generally subject to the same risks as floating rate loans but are often more widely issued and traded.
Inverse Floating Rate Debt Obligations. Each Fund (other than the Enhanced Income Fund, Emerging Markets Debt Fund, and Local Emerging Markets Debt Fund) may invest in “leveraged” inverse floating rate debt instruments (“inverse floaters”), including “leveraged inverse floaters.” The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity.
Foreign Investments
Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, U.S. Mortgages Fund, Investment Grade Credit Fund, Global Core Fixed Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Inflation Protected Securities Fund, Long Short Credit Strategies Fund and Income Fund may invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Enhanced Income Fund may only invest in securities of foreign issuers that are denominated in U.S. dollars. Local Emerging Markets Debt Fund invests primarily in securities denominated in currencies other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of the Investment Adviser, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Funds’ Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging economies.
With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect a Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.
Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. For example, the United Nations Security Council has imposed certain sanctions relating to Iran and Sudan and both countries are embargoed countries by the Office of Foreign Assets Control (OFAC) of the U.S. Department of the Treasury.
In addition, from time to time, certain of the companies in which a Fund may invest may engage in, or have dealings with countries or companies that engage in, activities that may not be considered socially and/or environmentally responsible. Such activities may relate to human rights issues (such as patterns of human rights abuses or violations, persecution or discrimination), impacts to local communities in which companies operate and environmental sustainability. For a description of the Investment Adviser’s approach to responsible and sustainable investing, please see GSAM’s Statement on Responsible and Sustainable Investing at https://www.gsam.com/content/dam/gsam/pdfs/common/en/public/miscellaneous/GSAM_statement_on_respon_sustainable_investing.pdf.
As a result, a company may suffer damage to its reputation if it is identified as a company which engages in, or has dealings with countries or companies that engage in, the above referenced activities. As an investor in such companies, a Fund would be indirectly subject to those risks.
The Investment Adviser is committed to complying fully with sanctions in effect as of the date of this Statement of Additional Information and any other applicable sanctions that may be enacted in the future with respect to Sudan or any other country.
Investments in foreign securities often involve currencies of foreign countries. Accordingly, a Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk.
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. To the extent that a portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund’s net currency positions may expose it to risks independent of its securities positions.
Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the assets of a Fund are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.
These and other factors discussed in the section below, entitled “Illiquid Investments,” may impact the liquidity of investments in securities of foreign issuers.
Foreign Government Obligations. Foreign government obligations include securities, instruments and obligations issued or guaranteed by a foreign government, its agencies, instrumentalities or sponsored enterprises. Investment in foreign government obligations can involve a high degree of risk. The governmental entity that controls the repayment of foreign government obligations may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their debt. Holders of foreign government obligations (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.
Futures Contracts and Options on Futures Contracts
Each Fund may purchase and sell various kinds of futures contracts, and may also purchase and write call and put options on any of such futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. Government Securities), securities indices, foreign currencies in the case of the Global Core Fixed Income Fund, Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, Investment Grade Credit Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Long Short Credit Strategies Fund and Income Fund and any other financial instruments and indices. Financial futures contracts used by each of the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts.
A Fund may engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, if a Fund invests in foreign securities (except the U.S. Mortgages Fund and Enhanced Income Fund), currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.
Futures contracts entered into by a Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”) or, with respect to certain funds, on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.
Neither the CFTC, National Futures Association (“NFA”), SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CEA, the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, these persons may not have the protection of the U.S. securities laws.
Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
When interest rates are rising or securities prices are falling, a Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, Global Core Fixed Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Long Short Credit Strategies Fund and Income Fund may purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, the Fund can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security quoted or denominated in such currency that such Fund has acquired or expects to acquire. In addition, certain Funds may enter into futures transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.
Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a Fund will usually liquidate futures contracts on securities or currency in this manner, the Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Hedging Strategies Using Futures Contracts. When a Fund uses futures contracts for hedging purposes, the Fund often seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that the Fund proposes to acquire) or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of a Fund’s portfolio securities. Similarly, Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, Investment Grade Credit Fund, Global Core Fixed Income Fund, High Yield Funds, High Yield Floating Rate Fund,

Strategic Income Fund, Emerging Markets Debt Fund, Inflation Protected Securities Funds, Long Short Credit Strategies Fund and Income Fund may each sell futures contracts on any currencies in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Funds may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having a Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting a Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, a Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, a Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A Fund will incur transaction costs in connection with the writing of options on futures.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.
Other Considerations. A Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to identify on its books cash or liquid assets. The Funds may cover their transactions in futures contracts and related options by identifying on its books cash or liquid assets or by other means, in any manner permitted by applicable law. For more information about these practices, see “Description of Investment Securities and Practices – Asset Segregation.”
While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between a Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual equity or corporate fixed income securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

In addition, it is not possible for a Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of a Fund’s trading in futures depends upon the ability of the Investment Adviser to analyze correctly the futures markets.
High Yield Securities
The Bond Fund, Dynamic Municipal Income Fund, Short Duration Bond Fund, High Yield Municipal Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Long Short Credit Strategies Fund and Income Fund may invest in bonds rated BB+ or below by Standard & Poor’s Ratings Group (“Standard & Poor’s”) or Ba1 or below by Moody’s Investors Service, Inc. (“Moody’s”) (or comparable rated and unrated securities). The other funds in this SAI may not invest directly in high yield securities, but may hold securities that are subsequently downgraded to below investment grade. The Dynamic Municipal Income Fund may invest up to 30% of its Net Assets in non-investment grade Municipal Securities. These bonds are commonly referred to as “junk bonds,” are non-investment grade, and are considered speculative. The ability of issuers of high yield securities to make principal and interest payments may be questionable because such issuers are often less creditworthy or are highly leveraged and are generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments. In some cases, high yield securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investments in investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by S&P Global Ratings or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix A for a description of the corporate bond and preferred stock ratings by S&P Global Ratings, Moody’s, Fitch, Inc. and Dominion Bond Rating Service Limited.
The market values of high yield securities tend to reflect individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield securities that are highly leveraged may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected by economic downturns or their inability to meet specific projected business forecasts than would be the case for issuers of higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such high yield securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of high yield securities is the supply and demand for similarly rated securities. In addition, the prices of investments fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the NAV of a Fund.
The risk of loss from default for the holders of high yield securities is significantly greater than is the case for holders of other debt securities because such high yield securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by a Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, a Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. A Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Fund in respect of accrued interest income on securities which are subsequently written off, even though the Fund has not received any cash payments of such interest.
The secondary market for high yield securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities may not be as liquid as and may be more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield securities is generally lower than that of higher rated securities. The secondary market for high yield securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments when needed to meet their redemption requests or other liquidity needs. The Investment Adviser could find it difficult to sell these investments or may be able to sell the investments only at prices lower than if such investments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the NAVs of the Fund. A less liquid secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolios.
The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.
Non-investment grade or high yield securities also present risks based on payment expectations. High yield securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, a Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if a Fund experiences net redemptions of its shares, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of high yield securities.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on the Investment Adviser’s credit analysis than would be the case with investments in investment-grade debt obligations. The Investment Adviser employs its own credit research and analysis, which includes a study of an issuer’s existing debt, capital structure, ability to service debt and to pay dividends, sensitivity to economic conditions, operating history and current earnings trend. The Investment Adviser continually monitors the investments in the Funds’ portfolios and evaluates whether to dispose of or to retain non-investment grade and comparable unrated securities whose credit ratings or credit quality may have changed. If after its purchase, a portfolio security is assigned a lower rating or ceases to be rated, a Fund may continue to hold the security if the Investment Adviser believes it is in the best interest of the Fund and its shareholders.
An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on a Fund’s NAV to the extent it invests in such investments. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.
These and other factors discussed in the section below, entitled “Illiquid Investments,” may impact the liquidity of investments in high yield securities.
Illiquid Investments
Pursuant to Rule 22e-4 under the 1940 Act, a Fund may not acquire any “illiquid investment” if, immediately after the acquisition, a Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a liquidity risk management program and related procedures to categorize each Fund's portfolio investments and identify illiquid investments pursuant to Rule 22e-4, and the Trustees have approved the designation of the Investment Adviser to administer the Trust’s liquidity risk management program and related procedures. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that a Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, a Fund must take this determination into account when classifying the liquidity of that investment or asset class.
In addition to actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations, the following factors, among others, will generally impact the classification of an investment as an “illiquid investment”: (i) any investment that is placed on the Investment Adviser’s restricted trading list; and (ii) any investment that is delisted or for which there is a trading halt at the close of the trading day on the primary listing exchange at the time of classification (and in respect of which no active secondary market exists). Investments purchased by a Fund that are liquid at the time of purchase may subsequently become illiquid due to these and other events and circumstances. If one or more investments in a Fund’s portfolio become illiquid, a Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause a Fund to exceed this limit, a Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force a Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Equity Swaps, Options on Swaps and Interest Rate Swaps, Caps, Floors and Collars
Each Fund may enter into interest rate, credit and total return swaps. Each Fund may also enter into interest rate caps, floors and collars. In addition, Short Duration Government Fund, Government Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, Investment Grade Credit Fund, Global Core Fixed Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Inflation Protected Securities Fund, Long Short Credit Strategies Fund and Income Fund may enter into mortgage swaps; and Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, Investment Grade Credit Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Global Core Fixed Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Long Short Credit Strategies Fund and Income Fund may enter into currency swaps. The Long Short Credit Strategies Fund and Income Fund may enter into equity swap contracts. Each Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions.
Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, a Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.
In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Bilateral swap agreements are two party contracts entered into primarily by institutional investors. Cleared swaps are transacted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.
Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive payments for floating rate payments based on interest rates at specified intervals in the future. Two types of interest rate swaps include “fixed-for-floating rate swaps” and “basis swaps.” Fixed-for-floating rate swaps involve the exchange of payments based on a fixed interest rate for payments based on a floating interest rate index. By contrast, basis swaps involve the exchange of payments based on two different floating interest rate indices. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.

Credit default swaps (also referred to as credit swaps) involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities. Loan credit default swaps are similar to credit default swaps on bonds, except that the underlying protection is sold on secured loans of a reference entity rather than a broader category of bonds or loans. Loan credit default swaps may be on single names or on baskets of loans, both tranched and untranched. Certain Funds may obtain exposure to Senior Loans through the use of derivative instruments including loan credit default swaps. Investments in loan credit default swaps involve many of the risks associated with investments in derivatives more generally. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. Equity swap contracts may be structured in different ways. For example, an equity swap contract may be structured as a total return swap, where a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or a group of stocks), plus the dividends that would have been received on those stocks. In other cases, the counterparty and a Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or a group of stocks).
A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into or modify an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than incurred in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
A great deal of flexibility may be possible in the way swap transactions are structured. However, generally a Fund will enter into interest rate, total return, credit, mortgage and equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit, mortgage and equity swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit, mortgage and equity swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, mortgage or equity swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that such Fund is contractually entitled to receive, if any.
In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for a gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by a Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the protection buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

As a result of recent regulatory developments, certain standardized swaps are currently subject to mandatory central clearing and some of these cleared swaps must be traded on an exchange or swap execution facility (“SEF”). A SEF is a trading platform in which multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on a SEF may increase market transparency and liquidity but may cause a Fund to incur increased expenses to execute swaps. Central clearing should decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or liquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in a Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate, counterparty credit risk.
To the extent that a Fund’s exposure in a transaction involving a swap, swaption or an interest rate floor, cap or collar is covered by identifying cash or liquid assets on the Fund’s books or is covered by other means in accordance with SEC- or SEC staff-approved guidance or other appropriate measures, the Funds and the Investment Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. For more information about these practices, see “Description of Investment Securities and Practices – Asset Segregation.”
The use of swaps and swaptions, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Investment Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these investment instruments were not used.
In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to liquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if the Fund invests in cleared swaps. Bilateral swap agreements are two party contracts that may have terms of greater than seven days. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Certain rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in swaps.

Investing in Central and South American Countries
A significant portion of the portfolios of the Emerging Markets Debt Fund, Local Emerging Markets Debt Fund and Short Duration Bond Fund, and a portion of the portfolio of the Income Fund, may be invested in issuers located in Central and South American countries.Securities markets in Central and South American countries may experience greater volatility than in other emerging countries. In addition, many of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans.
A number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

Many of the currencies of Central and South American countries have experienced steady devaluation relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which a Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies which are not free floating against the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded and it would be difficult for a Fund to engage in foreign currency transactions designed to protect the value of the Funds' interests in securities denominated in such currencies.
The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Now democracy is beginning to become well established in some countries. Domestic economies have been deregulated, state-owned companies privatized, and foreign trade restrictions relaxed. Such developments, if they do not continue, could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers. Social inequality and poverty may contribute to political and economic instability in this region.
International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.
Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence.
Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant’s national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive toward Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements.
Such developments could have an adverse impact on the Funds' investments in Central and South America generally or in specific countries participating in such trade agreements.

Investing in Emerging Countries
Market Characteristics. Of the Core Fixed Income Fund’s, Bond Fund’s, Short Duration Bond Fund’s, Investment Grade Credit Fund’s, High Yield Fund’s and Income Fund’s investments in foreign securities, 10%, 15%, 20%, 10%, 25% and 35% of their respective total assets may be invested in emerging countries. The Global Core Fixed Income Fund may invest in sovereign and corporate debt securities and other instruments of issuers in emerging market countries (“emerging countries debt”) up to the weight of emerging countries debt in the Fund’s benchmark index plus 10% of its total assets. The Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, High Yield Floating Rate Fund, Strategic Income Fund, Inflation Protected Securities Fund and Long Short Credit Strategies Fund are not limited in the amount of their assets that may be invested in emerging countries.
Investment in debt securities of emerging country issuers involves special risks. The development of a market for such securities is a relatively recent phenomenon and debt securities of most emerging country issuers are less liquid and are generally subject to greater price volatility than securities of issuers in the United States and other developed countries. In certain countries, there may be fewer publicly traded securities, and the market may be dominated by a few issuers or sectors. The markets for securities of emerging countries may have substantially less volume than the market for similar securities in the United States and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for a Fund to price accurately its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that a Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.
Issuers and securities markets in such countries are not subject to as stringent, extensive and frequent accounting, auditing, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S., and the degree of cooperation between issuers in emerging and frontier market countries with foreign and U.S. financial regulators may vary significantly. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States. In addition, U.S. regulators may not have sufficient access to adequately audit and oversee issuers. For example, the Public Company Accounting Oversight Board (the “PCAOB”) is responsible for inspecting and auditing the accounting practices and products of U.S.-listed companies, regardless of the issuer’s domicile. However, certain emerging market countries, including China, do not provide sufficient access to the PCAOB to conduct its inspections and audits. As a result, U.S. investors, including the Funds, may be subject to risks associated with less stringent accounting oversight.
A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of a Fund’s assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability of a Fund to the purchaser. In addition, emerging market countries are often characterized by limited reliable access to capital.
Transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the U.S. and other developed securities markets. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Custodial and/or settlement systems in emerging and frontier market countries may not be fully developed. To the extent a Fund invests in emerging markets, Fund assets that are traded in such markets and will have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.
With respect to investments in certain emerging countries, antiquated legal systems may have an adverse impact on the Funds. For example, while the potential liability of a shareholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of investors of U.S. corporations, and it may be more difficult for shareholders to bring derivative litigation. Moreover, the legal remedies for investors in emerging markets may be more limited than the remedies available in the United States, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. In addition, emerging countries may have less established accounting and financial reporting systems than those in more developed markets.
Economic, Political and Social Factors. Emerging countries may be subject to a greater degree of economic, political and social instability than the United States, Japan and most Western European countries, and unanticipated political and social developments may affect the value of a Fund’s investments in emerging countries and the availability to the Fund of additional investments in such countries. Moreover, political and economic structures in many emerging countries may be undergoing significant evolution and rapid development. Instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection and conflict; and (vi) the absence of developed legal structures governing foreign private property. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.
The Funds may seek investment opportunities within former “Eastern bloc” countries. Most of these countries had a centrally planned, socialist economy for a substantial period of time. The governments of some of these countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many of these countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of these countries’ attempts to move toward more market-oriented economies is currently unclear. Any change in the leadership or policies of these countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. In addition, Eastern European markets are particularly sensitive to social, economic and currency events in Western Europe and Russia. Russia may attempt to assert its influence in the region through military measures.
In addition, because of ongoing regional armed conflict in Europe, including a large-scale invasion of Ukraine by Russia in February 2022, Russia has been the subject of economic sanctions imposed by countries throughout the world, including the United States. Such sanctions have included, among other things, freezing the assets of particular entities and persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by Russia or companies located in or economically tied to Russia, downgrades in the credit ratings of Russian securities or those of companies located in or economically tied to Russia, devaluation of Russia’s currency, and increased market volatility and disruption in Russia and throughout the world. Sanctions and other similar measures, including banning Russia from global payments systems that facilitate cross-border payments, could limit or prevent the Fund from buying and selling securities (in Russia and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including cyberattacks on the Russian government,

Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which the Fund invests.
Restrictions on Investment and Repatriation. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. The repatriation of investment income, capital or the proceeds of securities sales from certain emerging countries is subject to certain governmental consents, which may make it difficult for a Fund to invest in such emerging countries. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.
Emerging Country Government Obligations. Emerging country governmental entities are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging country governmental entities have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those entities.
The ability of emerging country governmental entities to make timely payments on their obligations is likely to be influenced strongly by the entity’s balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any. To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country governmental entity’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.
To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental entities to make payments on their obligations. In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates because the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.
Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.
As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government obligations to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government obligations in the event of default under the commercial bank loan agreements.
Brady Bonds. Certain foreign debt obligations commonly referred to as “Brady Bonds” are created through the exchange of existing commercial bank loans to foreign borrowers for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”).
Brady Bonds may be collateralized or uncollateralized and issued in various currencies (although most are dollar-denominated) and they are actively traded in the over-the-counter secondary market. Certain Brady Bonds are collateralized in full as to principal due at maturity by zero coupon obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities having the same maturity (“Collateralized Brady Bonds”). Brady Bonds are not, however, considered to be U.S. Government Securities.

Dollar-denominated, Collateralized Brady Bonds may be fixed rate bonds or floating rate bonds. Interest payments on Brady Bonds are often collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) collateralized repayment of principal at final maturity; (ii) collateralized interest payments; (iii) uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In the event of a default with respect to Collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds should be viewed as speculative.
Restructured Investments. Included among the issuers of emerging country debt securities are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are often organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments, such as Brady Bonds, and the issuance by the entity of one or more classes of securities (“Restructured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or investment rate provisions. Because Restructured Investments of the type in which the Fund may invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.
The Bond Fund, Short Duration Bond Fund, Investment Grade Credit Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, High Yield Floating Rate Fund, Strategic Income Fund, Inflation Protected Securities Fund, Long Short Credit Strategies Fund and Income Fund are permitted to invest in a class of Restructured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Investments typically have higher yields and present greater risks than unsubordinated Restructured Investments. Although a Fund’s purchases of subordinated Restructured Investments would have a similar economic effect to that of borrowing against the underlying securities, such purchases will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Funds’ assets that may be used for borrowing.
Certain issuers of Restructured Investments may be deemed to be “investment companies” as defined in the Act. As a result, the Funds’ investments in these Restructured Investments may be limited by the restrictions contained in the Act. Restructured Investments are typically sold in private placement transactions, and there currently is no active trading market for most Restructured Investments.
Forward Foreign Currency Exchange Contracts. Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, Investment Grade Credit Fund, Global Core Fixed Income Fund, High Yield Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, High Yield Floating Rate Fund, Strategic Income Fund, Inflation Protected Securities Fund, Long Short Credit Strategies Fund and Income Fund may enter into forward foreign currency exchange contracts for hedging purposes and to seek to increase total return. U.S. Mortgages Fund may enter into forward foreign currency exchange contracts for hedging purposes only. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market and are conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

At the maturity of a forward contract, a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.
The Funds may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would have cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.
The Funds may enter into forward foreign currency exchange contracts for hedging purposes in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, a Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, a Fund may attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
Additionally, when the Investment Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.
Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, Investment Grade Credit Fund, Global Core Fixed Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Long Short Credit Strategies Fund and Income Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency if the Investment Adviser determines that there is a pattern of correlation between the two currencies. In addition, certain Funds may enter into foreign currency transactions to seek a closer correlation between a Fund’s overall currency exposures and the currency exposures of a Fund’s performance benchmark.
A Fund is not required to post cash collateral with its non-U.S. counterparties in certain foreign currency transactions. Accordingly, a Fund may remain more fully invested (and more of the Fund’s assets may be subject to investment and market risk) than if it were required to post collateral with its counterparties (which is the case with U.S. counterparties). Because a Fund’s non-U.S. counterparties are not required to post cash collateral with the Fund, the Fund will be subject to additional counterparty risk.
While the Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by a Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. Markets for trading such forward foreign currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Such forward contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. A Fund will not enter into forward foreign currency exchange contracts, unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Adviser. To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in issuers of emerging country securities.
Investing in Europe
Certain of the Funds may operate in euros and/or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the EU, in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that a Fund has invested in.
European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.
Geopolitical developments in Europe have caused, or may in the future cause, significant volatility in financial markets. For example, in a June 2016 referendum, citizens of the United Kingdom voted to leave the EU. In March 2017, the United Kingdom formally notified the European Council of its intention to withdraw from the EU (commonly known as “Brexit”) by invoking Article 50 of the Treaty on European Union, which triggered a two-year period of negotiations on the terms of Brexit. Brexit has resulted in volatility in European and global markets and may also lead to weakening in political, regulatory, consumer, corporate and financial confidence in the markets of the United Kingdom and throughout Europe. The longer term economic, legal, political, regulatory and social framework between the United Kingdom and the EU remains unclear and may lead to ongoing political, regulatory and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. Additionally, the decision made in the British referendum may lead to a call for similar referenda in other European jurisdictions, which may cause increased economic volatility in European and global markets. The mid-to long-term uncertainty may have an adverse effect on the economy generally and on the value of a Fund’s investments. This may be due to, among other things: fluctuations in asset values and exchange rates; increased illiquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of counterparties to enter into transactions at the price and terms on which a Fund is prepared to transact; and/or changes in legal and regulatory regimes to which certain of a Fund’s assets are or become subject. Fluctuations in the value of the British Pound and/or the Euro, along with the potential downgrading of the United Kingdom’s sovereign credit rating, may also have an impact on the performance of a Fund’s assets or investments economically tied to the United Kingdom or Europe.

The full effects of Brexit will depend, in part, on whether the United Kingdom is able to negotiate agreements to retain access to EU markets including, but not limited to, trade and finance agreements. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the United Kingdom determines which EU laws to replace or replicate. The extent of the impact of the withdrawal and the resulting economic arrangements in the United Kingdom and in global markets as well as any associated adverse consequences remain unclear, and the uncertainty may have a significant negative effect on the value of a Fund’s investments. While certain measures have been proposed and/or implemented within the UK and at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects.
On January 31, 2020, the United Kingdom withdrew from the EU and the United Kingdom entered a transition period that expired on December 31, 2020. On December 24, 2020, negotiators representing the United Kingdom and the EU came to a preliminary trade agreement, the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and United Kingdom’s relationship following the end of the transition period. On December 30, 2020, the United Kingdom and the EU signed the TCA, which was ratified by the British Parliament on the same day. The TCA was subsequently ratified by the EU Parliament and entered into force on May 1, 2021. However, many aspects of the UK-EU trade relationship remain subject to further negotiation. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU.
Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of a Fund’s investments.
Certain countries have applied to become new member countries of the EU, and these candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about the possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact EU economic activity.
Investing through Bond Connect
Each of the Global Core Fixed Income Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund invest in bonds traded in the China Interbank Bond Market (“CIBM”) through the Bond Connect program (“Bond Connect Securities”). Bond Connect is an arrangement between Hong Kong and Mainland China that enables Hong Kong and overseas investors to trade various types of fixed income instruments in the CIBM through a connection between the relevant respective financial infrastructure institutions. Eligible foreign investors may submit trade requests for bonds circulated in the CIBM market through offshore electronic bond trading platforms (such as Tradeweb and Bloomberg), which will in turn transmit the requests for quotation to the China Foreign Exchange Trade System & National Interbank Funding Centre (“CFETS”). CFETS will send the requests for quotation to a number of approved onshore dealers (including market makers and others engaged in the market making business) in Mainland China. The approved onshore dealers will respond to the requests for quotation via CFETS and CFETS will send their responses to those eligible foreign investors through the same offshore electronic bond trading platforms. Once the eligible foreign investor accepts the quotation, the trade is concluded on CFETS. Under the settlement link between CMU, as an offshore custody agent, and the China Central Depository & Clearing Co. (“CCDC”) or the Shanghai Clearing House (“SCH”), as onshore custodians and clearing institutions in Mainland China, CCDC or SCH will effect gross settlement of confirmed trades onshore and CMU will process bond settlement instructions from CMU members on behalf of eligible foreign investors in accordance with its relevant rules. Since the introduction of delivery versus payment (DVP) settlement, the movement of cash and securities is carried out simultaneously on a real-time basis. However, it should be noted that there is no assurance that settlement risks can be eliminated and DVP settlement practices in the People’s Republic of China (“PRC”) may differ from practices in developed markets. In particular, such settlement may not be instantaneous and be subject to a delay of a period of hours. Where the counterparty does not perform its obligations under a transaction or there is otherwise a failure due to CCDC or SCH (as applicable), a Fund may sustain losses.

Trading through Bond Connect is performed through newly developed trading platforms and operational systems. There is no assurance that such systems will function properly or will continue to be adapted to changes and developments in the market. In the event that the relevant systems fail to function properly, trading through Bond Connect may be disrupted. A Fund’s ability to trade through Bond Connect (and hence to pursue its investment strategy) may therefore be adversely affected.
A failure or delay by CMU, CCDC or SCH in the performance of their respective obligations may result in a failure of settlement, or the loss, of Bond Connect Securities and/or monies in connection with them and a Fund may suffer losses as a result. In the event that the nominee holder (i.e., CMU) becomes insolvent, such Bond Connect Securities may form part of the pool of assets of the nominee holder available for distribution to its creditors and a Fund, as a beneficial owner, may have no rights whatsoever in respect thereof.
Under the prevailing applicable Bond Connect regulations, the Fund participates in Bond Connect through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. The Fund is therefore subject to the risk of default or errors on the part of such agents.
Trading through Bond Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested, which could pose risks to a Fund. Furthermore, a Fund’s investments through Bond Connect will be held on behalf of the Fund via a book entry omnibus account in the name of the CMU maintained with a Mainland China-based custodian (either CCDC or SCH). A Fund’s ownership interest in investments through Bond Connect will not be reflected directly in book entry with CCDC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. This custody arrangement subjects the Funds to various risks, including the risk that a Fund may have a limited ability to enforce rights as a beneficial owner as well as the risks of settlement delays and counterparty default or error of the Hong Kong sub-custodian. While the ultimate investors hold a beneficial interest in their investments through Bond Connect, the mechanisms that beneficial owners may use to enforce their rights are relatively new and courts in Mainland China have limited experience in applying the concept of beneficial ownership. As such, a Fund may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Bond Connect trades are settled in CNY and investors must have timely access to a reliable supply of CNY in Hong Kong, which may incur conversion costs and cannot be guaranteed. Moreover, Bond Connect Securities generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
Investing through Bond Connect will subject the Funds to Chinese laws and rules applicable to investors in Chinese fixed income instruments. Therefore, the Funds’ investments through Bond Connect are generally subject to Mainland China’s securities laws and listing requirements, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. The Funds will not benefit from access to Hong Kong’s Investor Compensation Fund, which is set up to protect against defaults of trades, when investing through Bond Connect. Finally, uncertainties in Mainland China’s tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Fund. The withholding tax treatment of interests and capital gains payable to overseas investors currently is unsettled.
Bond Connect is a relatively new program and may be subject to further interpretation, guidance or modifications. Laws, rules, regulations, policies, notices, circulars or guidelines relating to the Bond Connect as published or applied by any of the authorities are untested and are subject to change from time to time. There can be no assurance that Bond Connect will not be restricted, suspended, discontinued or abolished in the future. In addition, the trading, settlement and information technology systems required for overseas investors to trade through Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. In addition, the application and interpretation of the laws and regulations of Hong Kong and Mainland China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Bond Connect are uncertain and may affect the Funds’ investments.
Bond Connect is only available on days when markets in both mainland China and Hong Kong are open. As a result, prices of Bond Connect Securities may fluctuate at times when a Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would otherwise do so.

Potential lack of liquidity due to low trading volume of certain Bond Connect Securities may result in prices of certain fixed income securities traded on such market fluctuating significantly, which may expose a Fund to liquidity risks. The bid and offer spreads of the prices of Bond Connect Securities may be large, and the Funds may therefore incur significant trading and realization costs and may even suffer losses when disposing of such investments.
Hedging activities under Bond Connect are subject to Bond Connect regulations and any prevailing market practice. There is no guarantee that the Funds will be able to carry out hedging transactions at terms which are satisfactory and to the best interest of the Funds. A Fund may also be required to unwind its hedge in unfavorable market conditions.
The People’s Bank of China will exercise on-going supervision of the Funds as a participant in the CIBM and may take relevant administrative actions such as suspension of trading and mandatory exit against a Fund and/or the Investment Adviser in the event of non-compliance with the local market rules as well as Bond Connect regulations.
As a result of investing in the PRC, the Funds may be subject to withholding and various other taxes imposed by the PRC.
Except for interest income from certain bonds (i.e., government bonds, local government bonds and railway bonds which are entitled to a 100% PRC Corporate Income Tax (“CIT”) exemption and 50% CIT exemption respectively in accordance with the Implementation Rules to the Enterprise Income Tax Law and a circular dated March 19, 2016 on the Circular on Income Tax Policies on Interest Income from Railway Bonds under Caishui [2016] No. 30), interest income derived by non-resident institutional investors from other bonds traded through Bond Connect is PRC-sourced income and should be subject to PRC withholding income tax at a rate of 10% and value-added tax (“VAT”) at a rate of 6%. On November 22, 2018, the Ministry of Finance and State Administration of Taxation jointly issued Circular 108, the circular dated 7 November 2018 on the Taxation Policy of Corporate Income Tax and Value-Added Tax in relation to Bond Investments made by Offshore Institutions in Domestic Bond Market, to clarify that foreign institutional investors (including foreign institutional investors under Bond Connect) are temporarily exempt from PRC withholding income tax and VAT with respect to bond interest income derived in the PRC bond market for the period from November 7, 2018 to November 6, 2021. Circular 108 is silent on the PRC withholding income tax and VAT treatment with respect to non-government bond interest derived prior to November 7, 2018, which is subject to clarification from the PRC tax authorities.
Capital gains derived by non-resident institutional investors (with no place or establishment or permanent establishment in the PRC) from the trading of bonds through the Bond Connect are technically non PRC-sourced income under the current CIT law and regulations, therefore, not subject to PRC CIT. While the PRC tax authorities are currently enforcing such non-taxable treatment in practice, there is a lack of clarity on such non-taxable treatment under the current CIT regulations.
The tax law and regulations of the PRC are constantly changing, and they may be changed with retrospective effect to the advantage or disadvantage of shareholders. The interpretation and applicability of the tax law and regulations by tax authorities may not be as consistent and transparent as those of more developed nations, and may vary from region to region. It should also be noted that any provision for taxation made by the Investment Adviser may be excessive or inadequate to meet final tax liabilities. Consequently, shareholders may be advantaged or disadvantaged depending upon the final tax liabilities, the level of provision and when they subscribed and/or redeemed their shares of a Fund.
Lending of Portfolio Securities
Each of the High Yield Fund and the High Yield Floating Rate Fund may lend its portfolio securities to brokers, dealers and other institutions, including Goldman Sachs. By lending its securities, a Fund attempts to increase its net investment income.
Securities loans are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities equal to at least 100% of the value of the loaned securities. This collateral must be valued, or “marked to market,” daily. Borrowers are required to furnish additional collateral to a Fund as necessary to fully cover their obligations.
With respect to loans that are collateralized by cash, a Fund may reinvest that cash in short-term investments and pay the borrower a pre-negotiated fee or “rebate” from any return earned on the investment. Investing the collateral subjects it to market depreciation or appreciation, and a Fund is responsible for any loss that may result from its investment of the borrowed collateral.

Cash collateral may be invested in, among other things, other registered or unregistered funds, including private investing funds or money market funds that are managed by the Investment Adviser or its affiliates, and which pay the Investment Adviser or its affiliates for their services. If a Fund were to receive non-cash collateral, the Fund receives a fee from the borrower equal to a negotiated percentage of the market value of the loaned securities.
For the duration of any securities loan, a Fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer on the loaned securities. A Fund will not have the right to vote its loaned securities during the period of the loan, but the Fund may attempt to recall a loaned security in anticipation of a material vote if it desires to do so. A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions.
Securities lending involves certain risks. A Fund may lose money on its investment of cash collateral, resulting in a loss of principal, or may fail to earn sufficient income on its investment to cover the fee or rebate it has agreed to pay the borrower. A Fund may incur losses in connection with its securities lending activities that exceed the value of the interest income and fees received in connection with such transactions. Securities lending subjects a Fund to the risk of loss resulting from problems in the settlement and accounting process, and to additional credit, counterparty and market risk. These risks could be greater with respect to non-U.S. securities. Engaging in securities lending could have a leveraging effect, which may intensify the other risks associated with investments in a Fund. In addition, a Fund bears the risk that the price of the securities on loan will increase while they are on loan, or that the price of the collateral will decline in value during the period of the loan, and that the counterparty will not provide, or will delay in providing, additional collateral. A Fund also bears the risk that a borrower may fail to return securities in a timely manner or at all, either because the borrower fails financially or for other reasons. If a borrower of securities fails financially, a Fund may also lose its rights in the collateral. A Fund could experience delays and costs in recovering loaned securities or in gaining access to and liquidating the collateral, which could result in actual financial loss and which could interfere with portfolio management decisions or the exercise of ownership rights in the loaned securities. If a Fund is not able to recover the securities lent, the Fund may sell the collateral and purchase replacement securities in the market. However, a Fund will incur transaction costs on the purchase of replacement securities. These events could trigger adverse tax consequences for a Fund. In determining whether to lend securities to a particular borrower, and throughout the period of the loan, the creditworthiness of the borrower will be considered and monitored. Loans will only be made to firms deemed to be of good standing, and where the consideration that can be earned currently from securities loans of this type is deemed to justify the attendant risk. It is intended that the value of securities loaned by a Fund will not exceed one-third of the value of the Fund’s total assets (including the loan collateral).
A Fund will consider the loaned securities as assets of a Fund, but will not consider any collateral as a Fund asset except when determining total assets for the purpose of the above one-third limitation. Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this SAI or in the Prospectuses regarding investing in fixed income securities and cash equivalents.
The Board of Trustees has approved each of the High Yield Fund’s and the High Yield Floating Rate Fund’s participation in a securities lending program and has adopted policies and procedures relating thereto. Under the current securities lending program, the Funds have retained an affiliate of the Investment Adviser to serve as their securities lending agent.
For its services, the securities lending agent may receive a fee from a Fund , including a fee based on the returns earned on the Fund’s investment of cash received as collateral for the loaned securities. In addition, a Fund may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions. A Fund’s Board of Trustees periodically reviews reports on securities loan transactions for which a Goldman Sachs affiliate has acted as lending agent for compliance with the Fund’s securities lending procedures. Goldman Sachs may also be approved as a borrower under a Fund’s securities lending program, subject to certain conditions.
Loans and Loan Participations
The Investment Grade Credit Fund, High Yield Fund, High Yield Floating Rate Fund, Bond Fund, Short Duration Bond Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Long Short Credit Strategies Fund and Income Fund may invest in loans and loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, usually banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.
Participation interests acquired by the Funds may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. The participation by a Fund in a lender’s portion of a loan typically will result in the Fund having a contractual relationship only with such lender, not with the business entity borrowing the funds (the “Borrower”). As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. Under the terms of the loan participation, a Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the agent bank may become insolvent. Loan participations typically represent direct participations in a loan to a Borrower, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndicates, or can buy part of a loan, becoming a part lender. The participation interests in which the Funds may invest may not be rated by any NRSRO. The secondary market, if any, for loan participations may be limited.
When a Fund acts as co-lender in connection with a participation interest or when such Fund acquires certain participation interests, that Fund may have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where a Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank.
For purposes of certain investment limitations pertaining to diversification of a Fund’s portfolio investments, the issuer of a loan participation will be the underlying borrower. However, in cases where a Fund does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Fund and the borrower will be deemed issuers of a loan participation.
Senior Loans. The Investment Grade Credit Fund, High Yield Fund, High Yield Floating Rate Fund, Bond Fund, Short Duration Bond Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Long Short Credit Strategies Fund and Income Fund may invest in Senior Loans. Senior Loans hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The proceeds of Senior Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings and to finance internal growth and for other corporate purposes. Senior Loans typically have rates of interest which are redetermined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. These base lending rates are primarily the LIBOR or SOFR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.
Senior Loans typically have a stated term of between five and nine years, and have rates of interest which typically are redetermined daily, monthly, quarterly or semi-annually. Longer interest rate reset periods would generally increase fluctuations in a Fund’s NAV as a result of changes in market interest rates. The Funds are not subject to any restrictions with respect to the maturity of Senior Loans held in their portfolios. As a result, as short-term interest rates increase, interest payable to the Funds from their investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Funds from their investments in Senior Loans should decrease. Because of prepayments, the Investment Adviser expects the average lives of the Senior Loans in which each of the Funds invest to be shorter than the stated maturity.
Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to a Fund, a reduction in the value of the investment and a potential decrease in the Fund’s NAV. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Funds could experience delays or limitations with respect to their ability to realize the benefits of the collateral securing a Senior Loan. The collateral securing a Senior Loan may lose all or substantially all of its value in the event of the bankruptcy of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect a Fund’s performance.
Many Senior Loans in which a Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission, and will not be listed on any national securities exchange. The amount of public information available with respect to Senior Loans will generally be less extensive than that available for registered or exchange-listed securities. In evaluating the creditworthiness of Borrowers, the Investment Adviser will consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Many of the Senior Loans in which a Fund may invest will have been assigned below investment grade ratings by independent rating agencies. In the event Senior Loans are not rated, they are likely to be the equivalent of below investment grade quality. Because of the protective features of Senior Loans, the Investment Adviser believes that Senior Loans tend to have more favorable loss recovery rates as compared to more junior types of below investment grade debt obligations. The Investment Adviser does not view ratings as the determinative factor in its investment decisions and rely more upon their credit analysis abilities than upon ratings. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies.
No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. A secondary market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value and thus cause a material decline in the NAV of a Fund. Because transactions in many Senior Loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of Senior Loans for a period after the sale of the Senior Loans. In addition, a Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely-traded and, as a result of the relative illiquidity of the trading markets for Senior Loans, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations, including redemption obligations. During periods of limited supply and liquidity of Senior Loans, a Fund’s yield may be lower.
When interest rates decline, the value of a Fund invested in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a Fund invested in fixed rate obligations can be expected to decline. Although changes in prevailing interest rates can be expected to cause some fluctuations in the value of Senior Loans (due to the fact that floating rates on Senior Loans only reset periodically), the value of Senior Loans is substantially less sensitive to changes in market interest rates than fixed rate instruments. As a result, to the extent a Fund invests in floating-rate Senior Loans, the Fund’s portfolio may be less volatile and less sensitive to changes in market interest rates than if the Fund invested in fixed rate obligations. Similarly, a sudden and significant increase in market interest rates may cause a decline in the value of these investments and in a Fund’s NAV. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the NAV of the Funds.
A Fund may purchase and retain in its portfolio a Senior Loan where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.
The Funds may also purchase Senior Loans on a direct assignment basis. If a Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the loan agreement of the assigning lender and becomes a lender under the loan agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Funds. For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Investment Adviser believes to be a fair price. In addition, valuation of less readily marketable indebtedness involves a greater degree of judgment in determining the NAV of the Funds than if that valuation were based on available market quotations, and could result in significant variations in a Fund’s daily share price. At the same time, some loan interests are regularly traded among certain financial institutions. As the market for different types of indebtedness develops, the liquidity of the market for these instruments is expected to improve. Investments in loans and loan participations are considered to be debt obligations for purposes of a Fund’s investment restriction relating to the lending of funds or assets by the Fund.
These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in loans and loan participations.
Second Lien Loans. Each of the Investment Grade Credit Fund, High Yield Fund, High Yield Floating Rate Fund, Bond Fund, Short Duration Bond Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Long Short Credit Strategies Fund and Income Fund may invest in Second Lien Loans, which have the same characteristics as Senior Loans except that such loans are second in lien property rather than first. Second Lien Loans typically have adjustable floating rate interest payments. Accordingly, the risks associated with Second Lien Loans are higher than the risk of loans with first priority over the collateral. In the event of default on a Second Lien Loan, the first priority lien holder has first claim to the underlying collateral of the loan. It is possible that no collateral value would remain for the second priority lien holder and therefore result in a loss of investment to a Fund.
This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Second Lien Loans, which would create greater credit risk exposure for the holders of such loans. Second Lien Loans share the same risks as other below investment grade securities.
MMD Rate Locks
Certain Funds may purchase and sell Municipal Market Data AAA Cash Curve forward contracts, also known as “MMD rate locks.” A Fund may use these transactions for hedging purposes or, to the extent consistent with its investment policies, to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).
An MMD rate lock permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment, as a duration management technique, or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD rate lock, a Fund can create a synthetic long or short position, allowing the Fund to select the most attractive part of the yield curve. An MMD rate lock is a forward contract between a Fund and an MMD rate lock provider pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligations Scale is above or below a specified level on the expiration date of the contract. In connection with investments in MMD rate locks, there is a risk that municipal yields will move in the opposite direction than that anticipated by a Fund, which would cause the Fund to make payments to its counterparty in the transaction that could adversely affect the Fund’s performance.
Mortgage Dollar Rolls
The Taxable Funds (other than Enhanced Income Fund, High Yield Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund) may enter into mortgage dollar rolls in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical securities on a specified future date. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold.

However, a Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. All cash proceeds will be invested in instruments that are permissible investments for the applicable Fund. Each Fund will, until the settlement date, identify cash or liquid assets on its books, as permitted by applicable law, in an amount equal to its forward purchase price.
For financial reporting and tax purposes, the Funds treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Funds does not currently intend to enter into mortgage dollar rolls for financing and does not treat them as borrowings.
Mortgage dollar rolls involve certain risks including the following: if the broker-dealer to whom a Fund sells the security becomes insolvent, a Fund’s right to purchase or repurchase the mortgage-related securities subject to the mortgage dollar roll may be restricted. Also, the instrument which a Fund is required to repurchase may be worth less than an instrument which a Fund originally held. Successful use of mortgage dollar rolls will depend upon the Investment Adviser's ability to manage a Fund’s interest rate and mortgage prepayments exposure. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed. The use of this technique may diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls.
Mortgage Loans and Mortgage-Backed Securities
The Taxable Funds  (other than the Enhanced Income Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund) may each invest in mortgage loans, mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans , including collateralized mortgage obligations, real estate mortgage investment conduits (“REMICs”) and stripped Mortgage-Backed Securities, as described below ("Mortgage-Backed Securities"). The Short Duration Government Fund may only invest in government-issued Mortgage-Backed Securities, and may not invest in privately-issued.
Mortgage-Backed Securities are subject to both call risk and extension risk. Because of these risks, these securities can have significantly greater price and yield volatility than traditional fixed income securities.
General Characteristics of Mortgage Backed Securities
In general, each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five-units or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments, other attached dwelling units (“Residential Mortgaged Properties”) or commercial properties, such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property (“Commercial Mortgaged Properties”). Residential Mortgaged Properties may also include residential investment properties and second homes. In addition, the Mortgage-Backed Securities which are residential mortgage-backed securities may also consist of mortgage loans evidenced by promissory notes secured entirely or in part by second priority mortgage liens on Residential Mortgaged Properties.
The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if a Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from their anticipated levels. A prepayment rate that is slower than expected will have the opposite effect, increasing yield to maturity and market value. Conversely, if a Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market value. To the extent that a Fund invests in Mortgage-Backed Securities, the Investment Adviser may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.
Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagor housing needs, job transfers, unemployment, mortgagor equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by a Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than a Fund was earning on the Mortgage-Backed Securities that were prepaid. Due to these factors, Mortgage-Backed Securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because a Fund’s investments in Mortgage-Backed Securities are interest-rate sensitive, a Fund’s performance will depend in part upon the ability of a Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to a Fund while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain Mortgage-Backed Securities and other multiple class pass-through securities, which are discussed below.
The rate of interest paid on Mortgage-Backed Securities is normally lower than the rate of interest paid on the mortgages included in the underlying pool due to (among other things) the fees paid to any servicer, special servicer and trustee for the trust fund which holds the mortgage pool, other costs and expenses of such trust fund, fees paid to any guarantor, such as Ginnie Mae (as defined below) or to any credit enhancers, mortgage pool insurers, bond insurers and/or hedge providers, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the Mortgage-Backed Securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer (or the trustee of the trust fund which holds the mortgage pool) makes the payments on the Mortgage-Backed Securities, and this delay reduces the effective yield to the holder of such securities.
The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a REMIC, which is subject to special federal income tax rules. A description of the types of mortgage loans and Mortgage-Backed Securities in which a Fund may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible investments for a Fund.
Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the Mortgage-Backed Securities in which a Fund may invest. Mortgage loans backing non-agency Mortgage-Backed Securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A sustained decline or an extended flattening of those values may result in additional increases in delinquencies and losses on Mortgage-Backed Securities generally (including the Mortgaged-Backed Securities that the Funds may invest in as described above).
Adverse changes in market conditions and regulatory climate may reduce the cash flow which a Fund, to the extent it invests in Mortgage-Backed Securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for Mortgage-Backed Securities and other asset-backed securities widen following the purchase of such assets by a Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for Mortgage-Backed Securities and other asset-backed securities (including the Mortgage-Backed Securities and other asset-backed securities in which the Fund may invest) and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for Mortgage-Backed and other asset-backed securities. As a result, the liquidity and/or the market value of any Mortgage-Backed or asset-backed securities that are owned by a Fund may experience declines after they are purchased by a Fund.
General Regulatory Considerations of Mortgage-Backed Securities
The unprecedented disruption in the mortgage- and asset-backed securities markets in 2008-2009 resulted in significant downward price pressures as well as foreclosures and defaults in residential and commercial real estate. As a result of these events, the liquidity of the mortgage- and asset-backed securities markets was negatively impacted during that time. Following the market dislocation, the U.S. Congress passed the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which imposed a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general. Among its other provisions, the Dodd-Frank Act creates a liquidation framework under which the Federal Deposit Insurance Corporation (“FDIC”), may be appointed as receiver following a “systemic risk determination” by the Secretary of Treasury (in consultation with the President) for the resolution of certain nonbank financial companies and other entities, defined as “covered financial companies”, and commonly referred to as “systemically important entities”, in the event such a company is in default or in danger of default and the resolution of such a company under other applicable law would have serious adverse effects on financial stability in the United States, and also for the resolution of certain of their subsidiaries. No assurances can be given that this new liquidation framework would not apply to the originators of asset-backed securities, including Mortgage-Backed Securities, or their respective subsidiaries, including the issuers and depositors of such securities, although the expectation embedded in the Dodd-Frank Act is that the framework will be invoked only very rarely. Guidance from the FDIC indicates that such new framework will largely be exercised in a manner consistent with the existing bankruptcy laws, which is the insolvency regime that would otherwise apply to the sponsors, depositors and issuing entities with respect to asset-backed securities, including Mortgage-Backed Securities. The application of such liquidation framework to such entities could result in decreases or delays in amounts paid on, and hence the market value of, the Mortgage-Backed or asset-backed securities that may be owned by a Fund.
Certain General Characteristics of Mortgage Loans
Adjustable Rate Mortgage Loans (“ARMs”). The Taxable Funds (other than the Enhanced Income Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund) may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow a Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to a Fund.
Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. After the expiration of the initial fixed rate period and upon the periodic recalculation of the payment to cause timely amortization of the related mortgage loan, the monthly payment on such mortgage loan may increase substantially which may, in turn, increase the risk of the borrower defaulting in respect of such mortgage loan. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders. When interest due on a mortgage loan is added to the principal balance of such mortgage loan, the related mortgaged property provides proportionately less security for the repayment of such mortgage loan. Therefore, if the related borrower defaults on such mortgage loan, there is a greater likelihood that a loss will be incurred upon any liquidation of the mortgaged property which secures such mortgage loan.
ARMs also have the risk of prepayment. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities collateralized by ARMs is less likely to rise during periods of declining interest rates than the value of fixed-rate securities during such periods. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to a Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of a Fund’s investment in ARMs may fluctuate more substantially because these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.
There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Indices commonly used for this purpose include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR or SOFR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of ARMs in a Fund’s portfolio and, therefore, in the NAV of a Fund’s shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.
Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in mortgage pools (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.
Certain Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which a Fund (other than the Enhanced Income Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund) may invest. This discussion is not exhaustive, and does not address all of the legal or regulatory aspects affecting mortgage loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may also adversely affect a Fund’s investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. Government, its agencies or instrumentalities) by delaying the Fund’s receipt of payments derived from principal or interest on mortgage loans affected by such regulations.
1.
Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities. Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.

2.
Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.
3.
Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.
4.
“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.
5.
Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.
6.
Governmental Action, Legislation and Regulation. Legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures or providing forbearance relief to borrowers of residential mortgage loans may adversely affect the value of Mortgage-Backed Securities (e.g., the Coronavirus Aid, Relief, and Economic Security (CARES) Act). Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential Mortgage-Backed Securities. While the nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted, any such governmental actions that interfere with the foreclosure process or are designed to protect customers could increase the costs of such foreclosures or exercise of other remedies in respect of residential mortgage loans which collateralize Mortgage-Backed Securities held by a Fund, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans which collateralize Mortgage-Backed Securities held by a Fund, and consequently, could adversely impact the yields and distributions a Fund may receive in respect of its ownership of Mortgage-Backed Securities collateralized by residential mortgage loans.
Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. Each of the Taxable Funds (other than the Enhanced Income Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund) is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future, to the extent consistent with its investment policies and objective.
Each Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae and Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they have historically been viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the liquidity and value of a Fund’s portfolio.
There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. A Fund may purchase U.S. Government Securities that are not backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government Securities held by a Fund may greatly exceed such issuers’ current resources, including such issuers’ legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
Below is a general discussion of certain types of guaranteed Mortgage-Backed Securities in which the Fund may invest.
•  Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the U.S. Government is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.
•  Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the U.S. Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. Government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae. Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.
•  Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential and multifamily mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.
The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. These mortgage loans are usually secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Under the direction of FHFA (as defined below), Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform (“CSP”) for the issuance of a uniform Mortgage-Backed Security (“UMBS”) (the “Single Security Initiative”), which would generally align the characteristics of Fannie Mae and Freddie Mac Certificates. The Single Security Initiative is intended to maximize liquidity for both Fannie Mae and Freddie Mac Mortgage-Backed Securities in the “to-be-announced” market. The CSP began issuing UMBS in June 2019. While the initial effects of the issuance of UMBS on the market for mortgage-related securities have been relatively minimal, the long-term effects are still uncertain.
Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
Certain Additional Information with Respect to Freddie Mac and Fannie Mae. The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the U.S. Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the U.S. Treasury to Freddie Mac and Fannie Mae. The conditions attached to the financial contribution made by the U.S. Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S. Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the U.S. Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and Mortgage-Backed Securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. On June 16, 2010, FHFA ordered Fannie Mae and Freddie Mac’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in Fannie Mae fell below the NYSE minimum average closing price of $1 for more than 30 days.
The FHFA and the White House have made public statements regarding plans to consider ending the conservatorships of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on Fannie Mae’s and Freddie Mac’s creditworthiness and guarantees of certain Mortgage-Backed Securities. It is also unclear whether the Treasury would continue to enforce its rights or perform its obligations under the senior preferred stock programs. Should Fannie Mae’s and Freddie Mac’s conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to a Fund.
Privately Issued Mortgage-Backed Securities. The Taxable Funds (other than the Enhanced Income Fund, High Yield Floating Rate Fund, Short Duration Government Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund) may invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
Mortgage Pass-Through Securities
To the extent consistent with their investment policies, the Taxable Funds (other than the Enhanced Income Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund) may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”) that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
The following discussion describes certain aspects of only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.
General Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.
Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.
Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Because certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.
Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs generally address the likelihood of the receipt of distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected. A rating organization may downgrade or withdraw a rating assigned by it to any Mortgage Pass-Through at any time, and no assurance can be made that any ratings on any Mortgage Pass-Throughs included in a Fund will be maintained, or that if such ratings are assigned, they will not be downgraded or withdrawn by the assigning rating organization.
In the past, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-backed securities (which may include certain of the Mortgage-Backed Securities in which a Fund may have invested or may in the future be invested), and may continue to do so in the future. In the event that any Mortgage-Backed Security held by a Fund is placed on credit watch or downgraded, the value of such Mortgage-Backed Security may decline and the Fund may consequently experience losses in respect of such Mortgage-Backed Security.
Credit Enhancement. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.
Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.
In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.
The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized

Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.
Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided through bond insurers, or at the mortgage loan-level through mortgage insurance, hazard insurance, or through the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by bond insurers, guarantees or letters of credit, the security is subject to credit risk because of its exposure to the credit risk of an external credit enhancement provider.
Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.
Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.
Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. Each Taxable Fund (other than the Enhanced Income Fund, High Yield Floating Rate Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund) may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.
Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.
CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae.”
CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.
Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) are a type of Mortgage Pass-Through that are primarily backed by a pool of commercial mortgage loans. The commercial mortgage loans are, in turn, generally secured by commercial mortgaged properties (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). CMBS generally entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. CMBS will be affected by payments, defaults, delinquencies and losses on the underlying mortgage loans. The underlying mortgage loans generally are secured by income producing properties such as office properties, retail properties, multifamily properties, manufactured housing, hospitality properties, industrial properties and self-storage properties. Because issuers of CMBS have no significant assets other than the underlying commercial real estate loans and because of the significant credit risks inherent in the underlying collateral, credit risk is a correspondingly important consideration with respect to the related CMBS. Certain of the mortgage loans underlying CMBS constituting part of the collateral interests may be delinquent, in default or in foreclosure.
Commercial real estate lending may expose a lender (and the related Mortgage-Backed Security) to a greater risk of loss than certain other forms of lending because it typically involves making larger loans to single borrowers or groups of related borrowers. In addition, in the case of certain commercial mortgage loans, repayment of loans secured by commercial and multifamily properties depends upon the ability of the related real estate project to generate income sufficient to pay debt service, operating expenses and leasing commissions and to make necessary repairs, tenant improvements and capital improvements, and in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity through a sale or refinancing of the mortgaged property. The net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. Any deterioration in the real estate market or economy or adverse events in such states or regions, may increase the rate of delinquency and default experience (and as a consequence, losses) with respect to mortgage loans related to properties in such state or region. Pools of mortgaged properties securing the commercial mortgage loans underlying CMBS may also have a higher degree of concentration in certain types of commercial properties. Accordingly, such pools of mortgage loans represent higher exposure to risks particular to those types of commercial properties. Certain pools of commercial mortgage loans underlying CMBS consist of a fewer number of mortgage loans with outstanding balances that are larger than average. If a mortgage pool includes mortgage loans with larger than average balances, any realized losses on such mortgage loans could be more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were distributed among a larger number of mortgage loans. Certain borrowers or affiliates thereof relating to certain of the commercial mortgage loans underlying CMBS may have had a history of bankruptcy. Certain mortgaged properties securing the commercial mortgage loans underlying CMBS may have been exposed to environmental conditions or circumstances. The ratings in respect of certain of the CMBS comprising the Mortgage-Backed Securities may have been withdrawn, reduced or placed on credit watch since issuance. In addition, losses and/or appraisal reductions may be allocated to certain of such CMBS and certain of the collateral or the assets underlying such collateral may be delinquent and/or may default from time to time.
CMBS held by a Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. Realized losses in respect of the mortgage loans included in the CMBS pool and trust expenses generally will be allocated to the most subordinated class of securities of the related series. Accordingly, to the extent any CMBS is or becomes the most subordinated class of securities of the related series, any delinquency or default on any underlying mortgage loan may result in shortfalls, realized loss allocations or extensions of its weighted average life and will have a more immediate and disproportionate effect on the related CMBS than on a related more senior class of CMBS of the same series. Further, even if a class is not the most subordinate class of securities, there can be no assurance that the subordination offered to such class will be sufficient on any date to offset all losses or expenses incurred by the underlying trust. CMBS are typically not guaranteed or insured, and distributions on such CMBS generally will depend solely upon the amount and timing of payments and other collections on the related underlying commercial mortgage loans.
Stripped Mortgage-Backed Securities. The Funds may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or non-governmental originators. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”), from a pool of mortgage loans.
Certain SMBS may not be readily marketable. The market value of POs generally is unusually volatile in response to changes in interest rates. The yields on IOs and IOettes are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. A Fund's investments in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in SMBS.
Municipal Securities
Short Duration Tax-Free Fund, Government Income Fund, Dynamic Municipal Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, Investment Grade Credit Fund, High Yield Municipal Fund, High Yield Fund, Strategic Income Fund, Inflation Protected Securities Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Long Short Credit Strategies Fund and Income Fund may invest in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Investment Adviser, excluded from gross income for federal income tax purposes. The Funds may revise their definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with each Fund’s investment objective and policies. Short Duration Tax-Free Fund, Government Income Fund, Dynamic Municipal Income Fund, Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, High Yield Municipal Fund, High Yield Fund, Strategic Income Fund,

U.S. Mortgages Fund, Investment Grade Credit Fund, Inflation Protected Securities Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Long Short Credit Strategies Fund and Income Fund may also invest in taxable Municipal Securities.
The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. The yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.
Dividends paid by the Funds, other than the Tax Exempt Funds, that are derived from interest paid on both tax exempt and taxable Municipal Securities will be taxable to the Funds’ shareholders.
Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.
Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made, including property tax collections, sales tax revenue, income tax revenue and local, state and federal government funding, or the assets collateralizing such obligations. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. During and following the economic downturn beginning in 2008, several municipalities have filed for bankruptcy protection or have indicated that they may seek bankruptcy protection in the future. In addition, many states and municipalities have been adversely impacted by the ongoing COVID-19 pandemic as a result of declines in revenues and increased expenditures required to manage and mitigate the outbreak. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.
The two principal classifications of Municipal Securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds.
In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.
The High Yield Municipal Fund, Strategic Income Fund, Long Short Credit Strategies Fund and Income Fund may own a large percentage of any one general assessment bond issuance. Therefore, the Funds may be adversely impacted if the issuing municipality fails to pay principal and/or interest on those bonds.
For the purpose of applying a Fund’s investment restrictions, the identification of the issuer of a Municipal Security which is not a general obligation is made by the Investment Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of Municipal Securities may be purchased by one or a small number of institutional investors, including one or more Funds. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many Municipal Securities that were not publicly offered initially and such securities may be readily marketable.
The credit rating assigned to Municipal Securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such Municipal Securities.
The obligations of the issuer to pay the principal of and interest on a Municipal Security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a Municipal Security may be materially affected.
While the Dynamic Municipal Income Fund, High Yield Municipal Fund and Short Duration Tax-Free Fund, under normal circumstances, invest substantially all of their assets in Municipal Securities, the recognition of certain accrued market discount income (if the Funds acquire Municipal Securities or other obligations at a market discount), income from investments other than Municipal Securities and any capital gains generated from the disposition of investments, will result in taxable income. In addition to federal income tax, shareholders may be subject to state, local or foreign taxes on distributions of such income received from the Funds.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Securities. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor’s federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards the federal income tax status of interest on Municipal Securities or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the tax treatment of Municipal Securities and the availability of Municipal Securities for investment by the Tax Exempt Funds and the Funds’ liquidity and value. In such an event the Board of Trustees would reevaluate the Tax Exempt Funds’ investment objectives and policies.
Special Risk Considerations Relating to California Municipal Obligations. Provisions of the California Constitution and State statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California governmental issuers to maintain debt service on their obligations. Future federal and California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives as well as environmental or public health emergencies could have an adverse effect on the debt obligations of California issuers. Some of the significant financial considerations relating to investments in California Municipal Obligations are summarized below. The following section provides only a brief summary of the complex factors affecting the financial condition of California that could, in turn, adversely affect a Fund’s investments in California Municipal Obligations. This information is based on information publicly available from State authorities and other sources available prior to July 29, 2022, and has not been independently verified. As a result of the severe market volatility and economic downturn following the outbreak of COVID-19, the economic circumstances in California may change negatively and more rapidly than usual, and California may be less able to maintain up-to-date information for the public. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of obligations issued by the State, and that there is no obligation on the part of California to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by California. Furthermore, obligations of issuers of California Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Accordingly, an insolvent municipality may file for bankruptcy, as allowed by Chapter 9 of the Bankruptcy Code. This section provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments. As a result of continuing financial and economic difficulties, several California municipalities have filed for bankruptcy protection under Chapter 9 or have indicated that they may seek such bankruptcy protection in the future. Additional municipal bankruptcy filings may occur in the future. Any such action could negatively impact the value of a Fund’s investments in the securities of those issuers or other issuers in California.
Certain California Municipal Obligations held by a Fund may be obligations of issuers that rely in whole or in substantial part on California state government revenues for the continuance of their operations and payment of their obligations. Whether and to what extent the California Legislature will continue to appropriate a portion of the State’s General Fund to counties, cities and their various entities, which depend upon State government appropriations, is not entirely certain. To the extent local entities do not receive money from the State government to pay for their operations and services, their ability to pay debt service on obligations held by a Fund may be impaired.
California Municipal Obligations, including certain tax-exempt securities, in which a Fund may invest may be obligations payable solely from the revenues of specific institutions, or may be secured by specific properties, which are subject to provisions of California law that could adversely affect the holders of such obligations.
California’s economy, the largest state economy in the United States and one of the largest and most diverse in the world, has major components in high technology, trade, entertainment, manufacturing, tourism, construction and services. The makeup of California’s economy generally mirrors that of the national economy; and as a result, economic developments that affect such industries may have a similar impact on the State and national economies.
Although California’s fiscal health has improved since the economic downturn beginning in 2008, California’s General Fund was adversely impacted by the health-related and economic impact of the COVID-19 pandemic. Efforts to respond to and mitigate the spread of COVID-19 have had a negative impact on the California and national economies . These efforts have resulted in increased and ongoing direct expenditures required to address the impact of COVID-19. These expenditures include, but are not limited to, vaccinations, the purchase of personal protective equipment and medical and sanitation supplies, emergency facilities, testing and contact tracing, and housing and food assistance. To help address the public health and economic impact of COVID-19, the federal government passed the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), which provided for approximately $2.2 trillion in disaster relief. Among other things, the CARES Act established the Coronavirus Relief Fund (“CRF”), of which California has received approximately $9.5 billion. In March 2021, the American Rescue Plan was signed into law, which provides an additional $350 billion in emergency funding for state, local, territorial, and Tribal governments. California was allocated approximately $27 billion in American Rescue Plan funding. While these measures have generally helped improve the economic outlook in California, it is not presently possible to predict whether these measures will be sufficient to address the long-term economic impacts of COVID-19. In addition, it is not presently possible to predict the extent of the short- and long-term harm that COVID-19 could cause to California’s economy. A meaningful decline in revenues, which may result from high levels of unemployment and the closure of businesses, could negatively impact California’s ability to meet its debt obligations, including with respect to investments held by a Fund. Moreover, the rate and level at which the federal government has taken on new debt could have a negative impact on its fiscal health, which could lead to prolonged challenges for its economy as well as inflationary pressures.
In March 2004, voters approved Proposition 58, which amended the California State Constitution to require balanced budgets in the future, yet this has not prevented the State from enacting budgets that rely on borrowing. Proposition 58 also created the Budget Stabilization Account (“BSA”) as a secondary budgetary reserve and established the process for transferring General Fund revenues into the BSA.
Beginning with fiscal year 2015-16, the BSA provisions of Proposition 58 were superseded by Proposition 2. Proposition 2 provides for both paying down debt and other long-term liabilities, and saving for a rainy day by making specified deposits into the BSA. Proposition 2 takes into account California’s heavy dependence on the performance of the stock market and the resulting capital gains.
Beginning in fiscal year 2015-16, California must calculate capital gains revenues in excess of 8% of General Fund tax revenues and add such amount to 1.5% of the General Fund tax revenues; half of this amount is used to service long-term debt, and the other half of this amount is deposited into the BSA. Proposition 2 also only allows withdrawals from the BSA for a disaster or if spending remains commensurate or below the highest level of spending in the preceding three years. Due to COVID-19, California’s Governor declared a budget emergency on in 2020, which allowed the Legislature to suspend the required transfer for fiscal year 2020-21 and withdraw $7.8 billion from the BSA. The Governor’s proposed fiscal year 2022-23 budget projects the BSA will reach a balance of $20.9 billion by fiscal year 2022-23.
Overall, California’s real gross domestic product grew by 7.8% in 2021 and totaled approximately $4.0 trillion at current prices, making it the fifth largest economy in the world. The unemployment rate in California grew to a peak of 16.0% in April 2020, but fell to 4.6% as of April 2021. Employment in some of California’s largest industries, including trade, transportation, and utilities, education and health services, and professional and business services, declined to 3.76%, 4.73.5%, and 5.48%, respectively, throughout 2021. Personal income grew by 8.5% in 2021 due largely to transfer payments.
Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects and conduit obligations payable from revenues paid by private users or local governments of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities, and pollution control facilities. State agencies and authorities had approximately $40.3 billion aggregate principal amount of revenue bonds, which are non-recourse to the General Fund, outstanding as of December 31, 2021.
As of April 18, 2022, California’s general obligation bonds were assigned ratings of Aa2, AA- and AA by Moody’s, Standard & Poor’s and Fitch, respectively. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may affect the market price of the State municipal obligations in which a Fund invests. As of January 1, 2022, California had outstanding approximately $69.7 billion in long-term general obligation bonds.
The Governor released his proposed budget for fiscal year 2022-23 on January 10, 2022 (“2022-23 Governor’s Budget”). The 2022-23 Governor’s Budget focuses on supporting and expediting the State’s health and economic recovery from the crisis caused by COVID-19. The 2022-23 Governor’s Budget projects that General Fund revenues and transfers will be $195.7 billion (a decline of 0.5% relative to the prior year) and expenditures will be $213.1 billion (an increase of 1.5% relative to the prior year). The 2022-23 Governor’s Budget projects that the State will begin fiscal year 2023-24 with a surplus of $6.2 billion.
In May 2022, the Governor revised the projections contained in the 2022-23 Governor’s Budget (“May Revision”). The May Revision contemplates $15.4 billion in budget reserves, including $7.3 billion in the Proposition 2 Budget Stabilization Account. In addition, under the May Revision, California will continue to pay down long-term debt obligations. Projections in the May Revision provide for approximately $222.6 billion in General Fund revenue against $227.4 billion in expenditures, including from amounts allocated from federal relief aid. The May Revision projects that the General Fund will end fiscal year 2023 with a balance of approximately $7.3 billion.
On June 30, 2022, the Governor signed the budget for fiscal year 2022-2023 (“Enacted Budget”). The Enacted Budget continues to focus on addressing challenges stemming from COVID-19. The Enacted Budget projects that General Fund revenues will total $219.7 billion, a 3.2% decline from the previous fiscal year. Against these revenues, the Enacted Budget provides for expenditures of approximately $234.4 billion, including amounts from federal emergency aid. The Enacted Budget projects that California will end the fiscal year with a General Fund balance of $22.5 billion.
The State is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the State to make debt service payments, or determine what impact, if any, such proceedings may have on a Fund’s investments in California Municipal Obligations.

Additionally, California lies within an active geologic region that is subject to major seismic activity, which could result in increased frequency and severity of natural disasters, most notably, earthquakes, wildfires, mudslides, and droughts. Such events have, in the past, resulted in significant disruptions to the California economy and required substantial expenditures from the state government. Over the past several years, California has experienced unprecedented draught and wildfire activity with increases in the number and severity of wildfires. Ten of the most destructive fires have occurred since 2015, and 2020 was the worst wildfire season in the state’s history. Recent drought conditions have positioned the 2022 wildfire season to be as destructive as the prior year. These conditions have significantly impacted California’s economy, and there can be no guarantee that future wildfires would not have an equally detrimental effect on California’s economy or environment.
Constitutional and statutory amendments as well as budget developments may affect the ability of California issuers to pay interest and principal on their obligations. The overall effect may depend upon whether a particular California tax-exempt security is a general or limited obligation bond and on the type of security provided for the bond. It is possible that measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future.
Special Risk Considerations Relating to Illinois Municipal Obligations. The following section provides only a brief summary of the complex factors affecting the financial condition of Illinois that could, in turn, adversely affect a Fund’s investments in Illinois’s municipal obligations. Illinois has experienced significant budgetary challenges in recent years. Illinois did not enact a full general fund budget for fiscal year 2016 or for fiscal year 2017, but rather certain expenditures continued to occur through statutory transfers, statutory continuing appropriations, or court orders and consent decrees. Notwithstanding the lack of an enacted general fund budget, Illinois was able to pay all debt service payments on general obligation bonds during fiscal year 2016 and fiscal year 2017 through statutory continuing appropriations or enacted state appropriations from the General Obligation Bond Retirement and Interest Fund. While Illinois was able to pass timely budgets in 2018, 2019, 2020, and 2021, any future failures to pass a budget could have an adverse impact on the state’s ability to pay outstanding debt obligations, including with respect to debt owned by a Fund.
The economic and financial condition of Illinois also may be affected by various financial, social, economic, public health, environmental and political factors. While Illinois’ economy has become increasingly service-based in recent years, the agricultural and manufacturing industries still constitute a significant portion of the state’s economy. The imposition of tariffs on imports by the federal government could negatively impact the agricultural and manufacturing industries if trading partners impose retaliatory tariffs on goods exported from the United States, including from Illinois. A decrease in export revenues could reduce the resources available to Illinois to make payments on its outstanding debt obligations, which could reduce the value or marketability of its Municipal Securities.
In addition, Illinois’ General Fund was adversely impacted by the health-related and economic impacts of COVID-19. The effects of COVID-19 and the actions taken to halt its spread had a negative impact on Illinois’ economy. To help address the public health and economic impact of COVID-19, the federal government passed the CARES Act, which provided for approximately $2.2 trillion in disaster relief. Among other things, the CARES Act established the CRF, of which Illinois has received approximately $4.9 billion. In March 2021, the American Rescue Plan was signed into law, which provides an additional $350 billion in emergency funding for state, local, territorial, and Tribal governments. Illinois was allocated approximately $8.1 billion in American Rescue Plan Funds. While these measures have generally helped improve the economic outlook in Illinois, it is not presently possible to predict whether the CRF and American Rescue Plan funds allocated to Illinois will be sufficient to address the long-term impact of COVID-19. The rate and level at which the federal government has taken on new debt could have a negative impact on its fiscal health, which could lead to prolonged challenges for the economy and inflationary pressures. A meaningful decline in revenues could negatively impact Illinois’ ability to meet its debt obligations, including with respect to investments held by a Fund.
In addition, in response to COVID-19, the Illinois legislature passed the Coronavirus Urgent Remediation Emergency Borrowing Act (“CURE Borrowing Act”) in June 2020. The CURE Borrowing Act authorizes Illinois to borrow money from the Federal Reserve’s Municipal Liquidity Facility or other Federal Reserve Bank programs and issue general obligation bonds, notes or other obligations of the state in a principal amount of $5 billion. The proceeds from the CURE Borrowing Act must be used to help address the economic or health challenges resulting from COVID-19. In December 2020, Illinois issued $2 billion in CURE Borrowing Act notes. The CURE Borrowing Act notes were paid off in their entirety in January 2022.

Illinois has also faced increasing levels of debt in recent years. As of December 31, 2021, Illinois had approximately $27.8 billion in general obligation bonds outstanding. The ratings assigned to Illinois’ general obligation bonds by Moody’s, Standard & Poor’s and Fitch as of April 18, 2022 were Baa2, BBB+, and BBB-, respectively. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by Illinois, which would in turn negatively impact the performance of a Fund.
Special Risk Considerations Relating to Florida Municipal Obligations. The following section provides only a brief summary of the complex factors affecting the financial condition of Florida that could, in turn, adversely affect a Fund’s investments in Florida’s municipal obligations. This information is based on information publicly available from State authorities and other sources available prior to July 29, 2022 and has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of obligations issued by the State of Florida, and that there is no obligation on the part of Florida to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by Florida. Furthermore, obligations of issuers of Florida municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Accordingly, an insolvent municipality may file for bankruptcy, as allowed by Chapter 9 of the Bankruptcy Code. This section provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments.
Florida law requires that financial operations of the State be maintained through the General Revenue Fund (“GRF”), trust funds, and the Budget Stabilization Fund (“BSF”) administered by the Chief Financial Officer. The majority of Florida’s tax revenues are deposited in the GRF. Trust funds consist of monies which under law or trust agreement are segregated for a specified purpose. State monies are disbursed by the Chief Financial Officer upon warrants or other orders pursuant to appropriations acts. The Governor and Chief Financial Officer are responsible for insuring that sufficient revenues are collected to meet appropriations and that there are no deficits in the State’s funds.
Florida’s Constitution mandates the creation and maintenance of the BSF, in an amount not less than 5% nor more than 10% of the last complete fiscal year’s net revenue collections for the General Fund. Funds in the BSF may be transferred to the GRF to offset a deficit therein or to provide emergency funding, including payment of up to $38 million with respect to certain uninsured losses to state property. BSF funds are constitutionally prohibited from being obligated or otherwise committed for any other purpose. Any withdrawals from the BSF must be restored from general revenues in five equal annual installments, commencing in the third fiscal year after the expenditure, unless the legislature establishes a different restoration schedule.
Florida’s Constitution also prohibits the Legislature from appropriating nonrecurring general revenue funds for recurring purposes in an amount that exceeds 3% of the total GRF balance estimated to be available at the time the appropriation is made. This prohibition may be overridden by a three-fifths vote of the membership of each house of the State’s legislature. Additionally, Florida’s budget must be kept in balance from current revenues each fiscal year (July 1-June 30), and the State may not borrow to fund governmental operations. As of June 30, 2021, Florida had a total of $19.3 billion outstanding debt obligations, $14.7 billion of which was net tax-supported debt, and $4.6 billion of which was self-supporting debt.
Florida’s GRF was adversely impacted by the outbreak of COVID-19. Gross tax receipts in fiscal year 2022-23 are projected to total $41.8 billion, which was a $5.4 billion increase over the prior year. To help address the public health and economic impact of COVID-19, the federal government passed the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), which provided for approximately $2.2 trillion in disaster relief. Among other things, the CARES Act established the Coronavirus Relief Fund (“CRF”), of which Florida has received approximately $8.3 billion. In March 2021, the American Rescue Plan was signed into law, which provides an additional $350 billion in emergency funding for state, local, territorial, and Tribal governments. It is not presently possible to predict whether the CRF and American
Rescue Plan funds allocated to Florida will be sufficient to address its economic challenges. There can be no guarantee that Florida will receive all of its allocated federal aid or if such amounts will be sufficient to offset the severe negative impact that

COVID-19 has had on Florida’s fiscal health. It is not presently possible to predict the extent of the short- and long-term harm that COVID-19 could cause to Florida’s economy. A meaningful decline in revenues, which may result from high levels of unemployment and the closure of businesses, could negatively impact Florida’s ability to meet its debt obligations, including with respect to investments held by a Fund.
As of April 2022, the unemployment rate in Florida was 3.0%, which was lower than the nation’s unemployment rate of 3.6%.
As of July 19, 2022, Florida’s general obligation bonds were assigned ratings of Aaa, AAA, and AAA by Moody’s, S&P, and Fitch, respectively. It should be recognized that these ratings are not an absolute standard of quality, but rather general indicators. Such ratings reflect only the view of the originating rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may affect the market price of the State municipal obligations in which a Fund invests.
Florida is party to numerous proceedings, many of which normally occur in governmental operations and which, if decided against Florida, might require the State to make significant future expenditures or impair future revenue sources.
In addition, Florida faces many environmental risks. With more than 2,000 linear miles of coastline, Florida’s weather and natural resources affect its economy in a variety of ways. The State has experienced numerous hurricanes over the recent periods that have caused millions of dollars of damage. In addition, the State has been adversely impacted by oil spills occurring in the Gulf of Mexico. The magnitude of the impact on Florida’s, economy, or financial condition from environmental risks is indeterminate and is unpredictable for future natural disasters like hurricanes, tropical storms, and naturally-occurring phenomena like red tide. There can be no assurance that such risks will not adversely affect the operations, economy, or financial condition of Florida. Such occurrences could adversely impact the liquidity, marketability, or value of investments held by a Fund.
As of March 31, 2022, certain Funds had invested in Florida special assessment bonds, which are bonds backed by tax assessments on residential and commercial development projects. The payments on special assessment bonds generally depend on the ability of the developer, builder or homeowner of the home or property to pay tax assessments levied against the home or property.
If a Fund’s assets are focused in these securities, its NAV could be adversely affected by changes in general economic conditions in the State of Florida, fluctuations in the real estate market, or a particular developer, builder or homeowner’s inability to continue to pay the tax assessments underlying the special assessment bonds. Florida’s economy relies heavily on the trade and services industry (particularly in connection with the housing sector), the agriculture industry, and the tourism industry. A downturn in one or more of these sectors could adversely impact the state’s economy and could affect the performance of special assessment bonds, which could adversely affect a Fund’s performance.
In many cases, special assessment bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. However, the lien created by a special assessment bond is pari passu to other tax liens on the home or property and senior to all other liens on the home or property. In addition, if there is a default on the special assessment bond, a Fund would have the right to foreclose on the home or property. In most cases, however, the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds. In the event of bankruptcy or similar proceedings with respect to the developer, builder or homeowner of a home or property underlying special assessment bonds held by the Fund, the bonds held by the Fund could lose a significant portion of their value. Such proceedings could occur as the result of developments unrelated to the home or property underlying special assessment bonds held by a Fund.
Special Risk Considerations Relating to New York Municipal Obligations. The following section provides only a brief summary of the complex factors affecting the financial condition of New York that could, in turn, adversely affect a Fund’s investments in New York’s municipal obligations. The economic and financial condition of New York may be affected by various financial, social, economic, public health, environmental and political factors. For example, the securities industry is more central to New York’s economy than to the national economy, therefore any significant decline in stock market performance could adversely affect the New York’s income and employment levels. Furthermore, such financial, social, economic, public health, environmental and political factors can be very complex, may vary from year to year and can be the result of actions taken not only by New York and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of New York.
New York was one of the epicenters of the COVID-19 outbreak in the United States. New York implemented a $40 million special emergency appropriation for pandemic response services and expenses in 2020. Expenses covered by the emergency appropriation include, but are not limited to, vaccinations, the purchase of personal protective equipment and medical and sanitation supplies; emergency facilities; testing and contact tracing; housing and food assistance; reopening expenses; and certain personnel and telework expenses. As a result of the economic disruption caused by the outbreak of COVID-19, New York’s unemployment rate grew from 3.7% in February 2020 to 14.5% in May 2020, and New York expects private sector employment to decline by approximately 7.5% throughout 2020. New York has received approximately $5.1 billion so far from the CRF to help address increased costs due to COVID-19. In addition, New York received approximately $12.7 billion in federal funds from the $350 billion in state, local, territorial, and Tribal government disaster relief aid provided for in the American Rescue Plan. These measures helped to improve the economy in New York, and the unemployment rate had fallen to 4.9% as of February 2022. While these measures gave generally helped improve the economic outlook in New York, it is not presently possible to predict whether the CREF and American Rescue Plan funds allocated to New York will be sufficient to address the long-term economic impact of COVID-19. Moreover, the rate and level at which the federal and New York governments have taken on new debt could have a negative impact on their fiscal health, which could lead to prolonged challenges for their economies as well as inflationary pressures. A meaningful decline in revenues could negatively impact New York’s ability to meet its debt obligations, including with respect to investments held by a Fund.
New York City accounts for a significant portion of New York’s population and personal income, and New York City’s financial health could have a substantial impact on New York in many ways. Notably, New York City accounted for a significant number of New York’s COVID-19 cases and has been negatively impacted by the adverse health and economic consequences. New York City continues to require substantial assistance from New York and depends on state aid to be able to balance its budget, meet its obligations, and address the spread of COVID-19. New York could be negatively affected by adverse economic circumstances in New York City.
The ratings assigned to New York’s general obligation bonds by Moody’s, Standard & Poor’s and Fitch as of April 18, 2022 were Aa1, AA+, and AA+, respectively. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of any such rating may have an adverse effect on the market prices of the securities issued by New York, which would in turn negatively impact the performance of a Fund.
Special Risk Considerations Relating to Puerto Rico Municipal Obligations. Future federal and Puerto Rico political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives as well as environmental events could have an adverse effect on the debt obligations of Puerto Rican issuers. financial considerations relating to investments in Puerto Rico Municipal Obligations are summarized below. The following section provides only a brief summary of the complex factors affecting the financial condition of Puerto Rico that could, in turn, adversely affect a Fund’s investments in Puerto Rico Municipal Obligations. This information is based on information publicly available from Commonwealth authorities and other sources available prior to July 29, 2022 and has not been independently verified.
Puerto Rico and its public corporations are not eligible for protection under Chapter 9 of the Bankruptcy Code, which is the only chapter available to municipalities. Accordingly, in the event that Puerto Rico is unable to meet both the need to fund governmental services and its debt obligations, it may be required to take emergency measures, which may include measures to disburse public funds in accordance with legally established priority norms. The Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) was signed into law on June 30, 2016, which allows Puerto Rico to restructure its outstanding debt obligations. It also establishes an oversight and management board (the “Oversight Board”) that is empowered to approve Puerto Rico’s fiscal plans and budgets. The budget process requires the Oversight Board, the Governor, and the Commonwealth’s Legislative Assembly to develop a compliant budget. The proposed budget is required to be consistent with a fiscal plan developed by the Oversight Board and the Governor. If the Governor and the Legislative Assembly fail to develop a budget that complies with the fiscal plan approved by the Oversight Board by the day before the first day of the fiscal year for which the budget is being developed, the Oversight Board shall submit a compliant budget to the Governor and the Legislative Assembly, and the Oversight Board’s budget is deemed approved and becomes effective. The Oversight Board is comprised of seven members appointed by the president who are nominated by a bipartisan selection process.
The Commonwealth has faced a number of fiscal challenges, including a structural imbalance between its General Fund revenues and expenditures, numerous environmental disasters, and a public health emergency resulting from the spread of COVID-19. The outbreak of COVID-19 in early 2020 had a direct negative impact on economic activity in the Commonwealth. The Commonwealth incurred unexpected expenditures to address the spread of COVID-19, which include, but are not limited to, vaccinations, the purchase of personal protective equipment and medical and sanitation supplies, emergency facilities, testing and contact tracing, housing and food assistance, reopening expenses, and certain personnel and telework expenses. Although the federal government has passed several economic relief packages as of the date of this SAI, which would allocate more than $14 billion to the Commonwealth, there can be no assurances that the relief will be sufficient to address the economic harm resulting from the spread of COVID-19. In addition, the rate and level at which the federal government and the Commonwealth have taken on new debt could have a negative impact on their fiscal health, which could lead to prolonged challenges for their respective economies as well as inflationary pressures.
The 2022 fiscal plan was certified by the Oversight Board on January 27, 2022 (“2022 Fiscal Plan”). The 2022 Fiscal Plan forecasts that Puerto Rico’s economy would grow by 2.6% during 2022, due largely to budgetary reforms and economic relief provided in response to COVID-19. The 2022 Fiscal Plan contemplates approximately $84 billion in federal disaster relief to address damage caused by recent natural disasters and COVID-19. Apart from federal aid, the 2022 Fiscal Plan projects General Fund revenues of approximately $12.7 billion.
The budget for fiscal year 2023 had been certified on June 30, 2022, which provides for $12.3 billion in revenues. Against these revenues, the budget provides General Fund expenditures of approximately $11.2 billion.
In 2017, pursuant to Title III of PROMESA, the Oversight Board filed petitions in federal court on behalf of Puerto Rico and certain of its instrumentalities, including the Puerto Rico Sales Tax Financing Corporation (“COFINA”), the Employees Retirement System (“ERS”), the Puerto Rico Highways and Transportation Authority, and the Puerto Rico Electric Power Utility (“PREPA”), to begin proceedings to restructure their outstanding debt. As a result of these petitions, the ability of the creditors of Puerto Rico and its instrumentalities that have filed for Title III relief to take action with respect to outstanding obligations has been temporarily stayed. The judge assigned to oversee the Title III proceedings initiated a confidential mediation process administered by five federal judges. In addition, the judge has concurrently overseen legal proceedings related to the Title III petitions and mediation.
With respect to the litigation regarding Puerto Rico’s outstanding debt, creditors and Puerto Rico had agreed on a Plan of Adjustment, which was approved by the judge overseeing the Title III proceedings on January 18, 2022, that would restructure approximately $35 billion of its outstanding debt and other claims against Puerto Rico, the Public Buildings Authority, the Employee Retirement System, and certain other outstanding pension obligations. Under the Plan of Adjustment, Puerto Rico’s outstanding debt would be reduced by approximately 80% to just over $7.0 billion and annual debt service payments would be limited to a percentage of revenues. .
With respect to the outstanding COFINA bonds, a Plan of Adjustment relating to the COFINA bonds was approved by the judge overseeing the Title III proceedings on February 4, 2019, which restructures approximately $17.0 billion of COFINA debt and provides the Commonwealth with an average annual savings of $456 million through 2057, an overall savings of approximately 32%.
With respect to PREPA’s Title III proceeding, a preliminary agreement has been reached between the PREPA bondholders, on one side and PREPA, the Oversight Board, and Fiscal Agency and Financial Advisory Authority, on the other side, to restructure the outstanding PREPA bonds. Under the preliminary agreement, PREPA’s obligations with respect to outstanding bonds would be reduced by up to 32.5%. However, the Oversight Board canceled the preliminary agreement in May 2022, and it is not possible to predict whether another restructuring agreement between the Oversight Board and PREPA will be reached.

The Commonwealth’s retirement systems, which include the Employees Retirement System, the Teachers Retirement System, and the Judiciary Retirement System, are severely underfunded and are projected to deplete their assets in the near future. To help address ongoing substantial funding gaps, the Legislative Assembly enacted laws in 2017 to reform the operation and funding of the Pension Systems, which eliminated employer contributions. The Commonwealth’s pension systems operate on a “pay-as-you-go” basis, and the General Fund has assumed any payments that the pension systems could not make. As a result, the Commonwealth may have fewer resources for other priorities, including payments on its outstanding debt obligations. Alternatively, the Commonwealth may be forced to raise revenue or issue additional debt. Either outcome could increase the pressure on the Commonwealth’s budget, which could have an adverse impact on a Fund’s investments in Puerto Rico.
In addition, in early 2020, the Commonwealth was significantly impacted by a pandemic, which had a substantially adverse effect on the health of the population and economic activity. In March 2020, the Oversight Board authorized the Commonwealth to implement a $787 million relief package to fight the pandemic and its economic impacts, of which $500 million was incremental new spending made available through a special appropriation. Any reduction in the Commonwealth’s revenues as a result of the pandemic could have a negative ability on the Commonwealth to meet its debt service obligations, including with respect to debt held by a Fund. Further, Congress passed the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) in March 2020, which provided for approximately $2.2 trillion in disaster relief. Among other things, the CARES Act established the Coronavirus Relief Fund (“CRF”), from which Puerto Rico has received $2.2 billion. In March 2021, the American Rescue Plan was signed into law, which provides an additional $350 billion in emergency funding for state, local, territorial, and Tribal governments, including $4.5 billion specifically for relief to U.S. territories. It is not presently possible to predict whether the CRF and American Rescue Plan funds allocated to the Commonwealth will be sufficient to address its long-term economic challenges. The rate and level at which the federal government and the Commonwealth have taken on new debt could have a negative impact on their fiscal health, which could lead to prolonged challenges for their respective economies. A failure by Puerto Rico to meet its debt obligations could lead to a significant decline in the value, liquidity, and marketability of Fund investments.
In September 2017, two successive hurricanes – Irma and Maria – caused severe damage to Puerto Rico. Hurricane Irma passed to the north of the Commonwealth, but Hurricane Maria made direct landfall, and the damage caused by both storms was extensive. The Commonwealth’s infrastructure was severely damaged by high winds and substantial flooding, and much of the Commonwealth was left without power. Current estimates suggest that Hurricane Maria caused approximately $80 billion in damage and has caused a real decline in gross national product of in the year following the storms. In June 2019, President Trump signed a $19 billion disaster relief bill, of which approximately $1 billion would be allocated to the Commonwealth. In addition, while the Commonwealth’s population has declined every year since 2013, the trend was accelerated after the damage caused by Hurricanes Irma and Maria displaced residents.
The damage caused by Hurricanes Irma and Maria is expected to have substantially adverse effects on the Commonwealth’s economy. In addition to diverting funds to relief and recovery efforts, the Commonwealth is expected to lose revenue as a result of decreased tourism and general business operations. There can be no assurances that the Commonwealth will receive the necessary aid to rebuild from the damage caused by Hurricanes Irma and Maria, and it is not currently possible to predict the long-term impact that Hurricanes Irma and Maria will have on the Commonwealth’s economy. All these developments have a material adverse effect on the Commonwealth’s finances and negatively impact the payment of principal and interest, the marketability, liquidity and value of securities issued by the Commonwealth that are held by a Fund.
In late December 2019 and January 2020, a series of earthquakes, including a magnitude 6.4 earthquake, the strongest to hit the island in more than a century, caused an estimated $200 million in damage. The aftershocks from the earthquakes may continue for years, and it is not currently possible to predict the extent of the damage that could arise from any aftershocks. The damage caused by the hurricanes, earthquakes, and the outbreak of COVID-19 is expected to have substantially adverse effects on the Commonwealth’s economy. In addition to diverting funds to relief and recovery efforts, the Commonwealth is expected to lose substantial revenue as a result of decreased tourism (including from travel restrictions), decreased general business operations, and other measures implemented to slow the spread of COVID-19. There can be no assurances that the Commonwealth will receive the necessary aid to rebuild from the damage or that future catastrophic weather events, natural disasters, or public health emergencies will not cause similar damage. Any such developments could have an adverse effect on the Commonwealth’s finances and negatively impact the payment of principal and interest, the marketability, liquidity, and value of securities issued by the Commonwealth.

As of the date of this SAI, S&P, Moody’s and Fitch each have withdrawn their unenhanced ratings of Puerto Rico’s general obligation debt. The withdrawals reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that the withdrawals will continue for any given period of time or that they will not be reversed by the rating agency if, in the judgment of such rating agency, circumstances so warrant. Withdrawals of general obligation bond ratings may have an adverse effect on the market prices of the securities issued by the Commonwealth and its political subdivisions, instrumentalities, and authorities.
In addition to the litigation described above, Puerto Rico is a party to numerous legal proceedings, many of which normally occur in governmental operations and which, if decided against the Commonwealth, might require the Commonwealth to make significant future expenditures or impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on Puerto Rico’s ability to make debt service payments, or determine what impact, if any, such proceedings may have on a Fund’s investments in Puerto Rico Municipal Obligations.
Municipal Leases, Certificates of Participation and Other Participation Interests. Short Duration Tax-Free Fund, Government Income Fund, Dynamic Municipal Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, Investment Grade Credit Fund, High Yield Municipal Fund, High Yield Fund, Strategic Income Fund, Inflation Protected Securities Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Long Short Credit Strategies Fund and Income Fund may invest in municipal leases, certificates of participation and other participation interests. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Income from such obligations is generally exempt from state and local taxes in the state of issuance. Municipal leases frequently involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in a delay in recovering or the failure to fully recover a Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the credit quality rating and risk of cancellation of such unrated leases will be monitored on an ongoing basis.
Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements.
Short Duration Tax-Free Fund, Government Income Fund, Dynamic Municipal Income Fund, Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, High Yield Municipal Fund, High Yield Fund, Strategic Income Fund, U.S. Mortgages Fund, Investment Grade Credit Fund, Inflation Protected Securities Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Long Short Credit Strategies Fund and Income Fund may purchase participations in Municipal Securities held by a commercial bank or other financial institution. Such participations provide a Fund with the right to a pro rata undivided interest in the underlying Municipal Securities. In addition, such participations generally provide a Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of such Fund’s participation interest in the underlying Municipal Securities, plus accrued interest.
Municipal Notes. Municipal Securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the FHA; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.
Tax Exempt Commercial Paper. Issues of commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.
Pre-Refunded Municipal Securities. The principal of and interest on pre-refunded Municipal Securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government Securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded Municipal Securities. Issuers of Municipal Securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded Municipal Securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded Municipal Securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded Municipal Securities are often purchased at a price which represents a premium over their face value.
Private Activity Bonds. Short Duration Tax-Free Fund, Government Income Fund, Dynamic Municipal Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, Investment Grade Credit Fund, High Yield Municipal Fund, High Yield Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Long Short Credit Strategies Fund and Income Fund may each invest in certain types of Municipal Securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), which are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although the current federal tax laws place substantial limitations on the size of such issues. A Tax Exempt Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax whereas a Taxable Fund’s distributions of any tax exempt interest it receives from any source will be taxable for regular federal income tax purposes.
Tender Option Bonds. A tender option bond is a Municipal Security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The Tax Exempt Funds intend to invest in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the Investment Adviser, be exempt from regular federal income tax. However, because there can be no assurance that the IRS will agree with such counsel’s opinion in any particular case, there is a risk that a Tax Exempt Fund will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees in relation to various regulated investment company tax provisions is unclear. The Tax Exempt Funds intend to manage their portfolios in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.
Auction Rate Securities. Short Duration Tax-Free Fund, Government Income Fund, Dynamic Municipal Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, Investment Grade Credit Fund, High Yield Municipal Fund, High Yield Fund, Strategic Income Fund, Inflation Protected Securities Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Long Short Credit Strategies Fund and Income Fund may invest in auction rate securities. Auction rate securities include auction rate Municipal Securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in Municipal Securities (collectively, “auction rate securities”). Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is some risk that an auction will fail due to insufficient demand for the securities. In certain market environments, auction failures may be more prevalent, which may adversely affect the liquidity and price of auction rate securities. Moreover, between auctions, there may be no secondary market for these securities, and sales conducted on a secondary market may not be on terms favorable to the seller. Thus, with respect to liquidity and price stability, auction rate securities may differ substantially from cash equivalents, notwithstanding the frequency of auctions and the credit quality of the security. A Fund will take the time remaining until the next scheduled auction date into account for the purpose of determining the auction rate securities’ duration.
Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to exempt income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain tests under the Internal Revenue Code of 1986, as amended (the “Code”).
A Fund’s investments in auction rate securities of closed-end funds are subject to the limitations prescribed by the Act and certain state securities regulations. The Funds will indirectly bear their proportionate share of any management and other fees paid by such closed-end funds in addition to the advisory fees payable directly by the Funds.
Insurance. Short Duration Tax-Free Fund, Government Income Fund, Dynamic Municipal Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, Investment Grade Credit Fund, High Yield Municipal Fund, High Yield Fund, Strategic Income Fund, Inflation Protected Securities Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Long Short Credit Strategies Fund and Income Fund may invest in “insured” tax exempt Municipal Securities. Insured Municipal Securities are securities for which scheduled payments of interest and principal are guaranteed by a private (non-governmental) insurance company. The insurance only entitles a Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the Municipal Securities or the value of the Shares of a Fund.
The Funds may utilize new issue or secondary market insurance. A new issue insurance policy is purchased by a bond issuer who wishes to increase the credit rating of a security. By paying a premium and meeting the insurer’s underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody’s or AAA from Standard & Poor’s) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies generally are non-cancelable and continue in force as long as the bonds are outstanding.
A secondary market insurance policy is purchased by an investor (such as a Fund) subsequent to a bond’s original issuance and generally insures a particular bond for the remainder of its term. The Funds may purchase bonds which have already been insured under a secondary market insurance policy by a prior investor, or the Funds may directly purchase such a policy from insurers for bonds which are currently uninsured.

An insured Municipal Security acquired by a Fund will typically be covered by only one of the above types of policies. All of the insurance policies used by a Fund will be obtained only from insurance companies rated, at the time of purchase, A by Moody’s or Standard & Poor’s, or if unrated, determined by the Investment Adviser to be of comparable quality. The Municipal Securities invested in by Dynamic Municipal Income Fund, High Yield Municipal Fund, High Yield Fund, Strategic Income Fund and Income Fund will not be subject to this requirement.
Standby Commitments. In order to enhance the liquidity of Municipal Securities, the Tax Exempt Funds and Strategic Income Fund, Short Duration Bond Fund, Global Core Fixed Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Long Short Credit Strategies Fund and Income Fund may acquire the right to sell a security to another party at a guaranteed price and date. Such a right to resell may be referred to as a “standby commitment” or liquidity put, depending on its characteristics. The aggregate price which a Fund pays for securities with standby commitments may be higher than the price which otherwise would be paid for the securities. Standby commitments may not be available or may not be available on satisfactory terms.
Standby commitments may involve letters of credit issued by domestic or foreign banks supporting the other party’s ability to purchase the security from a Fund. The right to sell may be exercisable on demand or at specified intervals, and may form part of a security or be acquired separately by a Fund. In considering whether a security meets a Fund’s quality standards, the particular Fund will look to the creditworthiness of the party providing the Fund with the right to sell as well as the quality of the security itself.
The Funds value Municipal Securities which are subject to standby commitments at amortized cost. The exercise price of the standby commitments is expected to approximate such amortized cost. No value is assigned to the standby commitments for purposes of determining a Fund’s NAV. The cost of a standby commitment is carried as unrealized depreciation from the time of purchase until it is exercised or expires. Because the value of a standby commitment is dependent on the ability of the standby commitment writer to meet its obligation to repurchase, a Fund’s policy is to enter into standby commitment transactions only with banks, brokers or dealers which present a minimal risk of default.
The Investment Adviser understands that the IRS has issued a favorable revenue ruling to the effect that, under specified circumstances, a registered investment company will be the owner of tax exempt municipal obligations acquired subject to a put option. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. The Funds intend to take the position that they are the owner of any Municipal Securities acquired subject to a standby commitment or acquired or held with certain other types of put rights and that tax exempt interest earned with respect to such Municipal Securities will be tax exempt in their hands. There is no assurance that standby commitments will be available to the Funds nor have the Funds assumed that such commitments would continue to be available under all market conditions.
Call Risk and Reinvestment Risk. Municipal Securities may include “call” provisions which permit the issuers of such securities, at any time or after a specified period, to redeem the securities prior to their stated maturity. In the event that Municipal Securities held in a Fund’s portfolio are called prior to the maturity, the Fund will be required to reinvest the proceeds on such securities at an earlier date and may be able to do so only at lower yields, thereby reducing the Fund’s return on its portfolio securities.
Tobacco Settlement Revenue Bonds. The Short Duration Tax-Free Fund, Dynamic Municipal Income Fund, High Yield Municipal Fund, Short Duration Bond Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Long Short Credit Strategies Fund and Income Fund may each invest a portion of its assets in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are municipal obligations that are backed entirely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement (“MSA”). The MSA is an agreement, reached out of court in November 1998 between 46 states and nearly all of the U.S. tobacco manufacturers. The MSA provides for annual payments in perpetuity by the manufacturers to the states in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA. A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures or through distinct governmental entities created for such purpose. The principal and interest payments on the bonds are backed by the future revenue flow related to the MSA. Annual payments on the bonds, and thus risk to a Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity.
The actual amount of future settlement payments is further dependent on many factors, including, but not limited to, annual domestic cigarette shipments, reduced cigarette consumption, increased taxes on cigarettes, inflation, financial capability of tobacco companies, continuing litigation and the possibility of tobacco manufacturer bankruptcy. The initial and annual payments made by the tobacco companies will be adjusted based on a number of factors, the most important of which is domestic cigarette consumption. If the volume of cigarettes shipped in the U.S. by manufacturers participating in the settlement decreases significantly, payments due from them will also decrease. Demand for cigarettes in the U.S. could continue to decline due to price increases needed to recoup the cost of payments by tobacco companies. Demand could also be affected by: anti-smoking campaigns, tax increases, reduced advertising, enforcement of laws prohibiting sales to minors; elimination of certain sales venues such as vending machines; and the spread of local ordinances restricting smoking in public places. As a result, payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers would cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.
Non-Diversified Status
Because Local Emerging Markets Debt Fund is “non-diversified” under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, Local Emerging Markets Debt Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to investments in U.S. Government Securities and regulated investment companies.
Options on Securities and Securities Indices and Foreign Currencies
Writing and Purchasing Call and Put Options on Securities and Securities Indices. Each Fund may write (sell) call and put options on any securities in which it may invest or any securities index consisting of securities in which it may invest. A Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates that Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser exercises the option, a Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by a Fund as the seller of the call option. A Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. All call options written by a Fund are covered, which means that such Fund will own the securities subject to the option so long as the option is outstanding or such Fund will use the other methods described below. A Fund’s purpose in writing call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.
A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised on or before the expiration date. All put options written by a Fund would be covered, which means that such Fund will identify on its books cash or liquid assets with a value at least equal to the exercise price of the put option (less any margin on deposit) or will use the other methods described below. For more information about these practices, see “Description of Investment Securities and Practices – Asset Segregation.”

The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
In the case of a call option, the option may be “covered” if a Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are identified on the Fund’s books) upon conversion or exchange of other instruments held by it. A call option may also be covered if a Fund holds a call on the same instrument as the option written where the exercise price of the option held is (i) equal to or less than the exercise price of the option written, or (ii) greater than the exercise price of the option written provided the Fund identifies liquid assets in the amount of the difference. A put option may also be covered if a Fund holds a put on the same security as the option written where the exercise price of the option held is (i) equal to or higher than the exercise price of the option written, or (ii) less than the exercise price of the option written provided the Fund identifies on its books liquid assets in the amount of the difference. A Fund may also cover options on securities by identifying cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit that is equal to the market value of the securities in the case of a call option. Identified cash or liquid assets may be quoted or denominated in any currency. In the case of the Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, Investment Grade Credit Fund, Global Core Fixed Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Long Short Credit Strategies Fund and Income Fund, identified cash or liquid assets may be quoted or denominated in any currency.
A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
Each Fund may also write (sell) call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
A Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or if additional cash consideration is required, liquid assets in such amount are identified on the Fund’s books) upon conversion or exchange of other securities held by it. A Fund may also cover call and put options by identifying cash or liquid assets, as permitted by applicable law, with a value, when added to any margin on deposit, that is equal to the market value of the underlying securities in the case of a call option or the exercise price in the case of a put option or by owning offsetting options as described above.
The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
Each Fund may also purchase put and call options on any securities in which it may invest or any securities index consisting of securities in which it may invest. In addition, a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.
A Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or other instruments of the type in which it may invest. The purchase of a call option would entitle a

Fund, in return for the premium paid, to purchase specified securities or other instruments at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or other instruments at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities or other instruments. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or other instruments which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or other instruments decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities or other instruments.
A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
Writing and Purchasing Call and Put Options on Currency. Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, Investment Grade Credit Fund, Global Core Fixed Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Long Short Credit Strategies Fund and Income Fund may write put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter. In addition, Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, Global Core Fixed Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Long Short Credit Strategies Fund and Income Fund may purchase call options on currency to seek to increase total return.
A currency call option written by a Fund obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A currency put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value. Written put and call options on foreign currencies may be covered in a manner similar to written put and call options on securities and securities indices described under “Options on Securities and Securities Indices and Foreign Currencies—Writing and Purchasing Call and Put Options on Securities and Securities Indices” above.
A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as “closing purchase transactions.” A Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.
A Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

A Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted (“protective puts”). The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the U.S. dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.
In addition to using options for the hedging purposes described above, Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, Investment Grade Credit Fund, Global Core Fixed Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Long Short Credit Strategies Fund and Income Fund may use options on currency to seek to increase total return. These Funds may write (sell) put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing call options for additional income, the Funds may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Funds accept, in return for the option premium, the risk that they may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.
The Funds may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. The Funds would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Funds would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Funds for the purpose of benefiting from a decline in the value of currencies which they do not own. The Funds would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Funds would realize either no gain or a loss on the purchase of the put option.
Special Risks Associated with Options on Currency. An exchange-traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction pursuant to the exercise of its options. If a Fund as an option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying currency (or security quoted or denominated in that currency), or dispose of the identified assets, until the option expires or it delivers the underlying currency upon exercise.
There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the relevant clearinghouse inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.
Each applicable Fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.
The amount of the premiums that a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.
Yield Curve Options. Each Fund may enter into options on the yield “spread” or differential between two securities. Such transactions are referred to as “yield curve” options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

A Fund may purchase or write yield curve options for the same purposes as other options on securities. For example, a Fund may purchase a call option on the yield spread between two securities if the Fund owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options in an effort to increase current income if, in the judgment of the Investment Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.
Yield curve options written by a Fund will be “covered.” A call (or put) option is covered if the Fund holds another call (or put) option on the spread between the same two securities and identifies on its books cash or liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, a Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and established trading markets for these options may not exist.
Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund will not be able to sell the underlying securities or dispose of the assets identified on its books to cover the position until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include, but are not limited to, the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
There can be no assurance that higher trading activity, order flow or other unforeseen events will not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.
A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers and other types of institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations.
Transactions by a Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of an Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if the Investment Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of the Investment Adviser to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If the Investment Adviser is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
Pooled Investment Vehicles
Each Fund may invest in securities of pooled investment vehicles including ETFs. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by pooled investment vehicles in which it invests, in addition to the management fees (and other expenses) of the Fund. A Fund’s investments in pooled investment vehicles are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies.
Subject to applicable law and/or pursuant to an exemptive rule adopted by the SEC or an exemptive order obtained from the SEC, the Fund may invest in other investment companies, including ETFs and money market funds, beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those other investment companies may be funds for which an Investment Adviser, or any of its affiliates, serves as investment adviser, administrator and/or distributor. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund. Additionally, if a Fund serves as an “acquired fund” of another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive relief obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).
Core Fixed Income Fund, Bond Fund, Short Duration Income Fund, Investment Grade Credit Fund, Global Core Fixed Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Inflation Protected Securities Fund, Local Emerging Markets Debt Fund, Long Short Credit Strategies Fund and Income Fund may purchase shares of investment companies investing primarily in foreign securities, including “country funds.” Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.
ETFs are shares of pooled investment vehicles issuing shares which are traded like traditional equity securities on a stock exchange. An ETF generally represents a portfolio of securities or other assets, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any pooled investment vehicle, carries the risks of its underlying securities or other assets. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other pooled investment vehicles, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected.

Portfolio Maturity
Dollar-weighted average maturity is derived by multiplying the value of each investment by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s portfolio. An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions. For example, if an issuer of an instrument takes advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument is expected to be called, refunded, or redeemed may be considered to be its maturity date. There is no guarantee that the expected call, refund or redemption will occur and a Fund’s average maturity may lengthen beyond the investment adviser's expectations should the expected call refund or redemption not occur. Similarly, in calculating its dollar-weighted average maturity, a Fund may determine the maturity of a variable or floating rate obligation according to the interest rate reset date, or the date principal can be recovered on demand, rather than the date of ultimate maturity.
Portfolio Turnover
Each Fund may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for fixed-income securities, or for other reasons. As a result of active management, it is anticipated that the portfolio turnover rate of each Fund will vary from year to year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.During the fiscal year ended March 31, 2022, Strategic Income Fund’s portfolio turnover rate decreased from the prior fiscal year due to decreased trading volume compared with the market volatility in 2020.
Preferred Stock, Warrants and Stock Purchase Rights
The Enhanced Income Fund, Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, Investment Grade Credit Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund and Long Short Credit Strategies Fund may invest in preferred stock and the Enhanced Income Fund, Short Duration Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Long Short Credit Strategies Fund and Income Fund may invest in warrants and stock purchase rights (“rights”) (in addition to those acquired in units or attached to other securities). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.
Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Real Estate Investment Trusts
The Long Short Credit Strategies Fund and Income Fund may invest in shares of real estate investment trusts (“REITs”). REITs are pooled investment vehicles which invest primarily in real estate or real estate related loans. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.
Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Act. REITs (especially mortgage REITs) are also subject to interest rate risks.
Repurchase Agreements
Each Fund may enter into repurchase agreements with counterparties approved by the Investment Adviser pursuant to procedures approved by the Board of Trustees that furnish collateral at least equal in value or market price to the amount of the repurchase obligation. The collateral may consist of any type of security in which a Fund is eligible to invest or, with respect to the Enhanced Income Fund, Short Duration Government Fund, Inflation Protected Securities Fund, Government Income Fund and Short Duration Bond Fund, if a Fund is subject to minimum credit quality requirements, any type of security, including non-investment grade securities, provided the repurchase agreement counterparty satisfies these minimum credit quality requirements. Funds may also enter into repurchase agreements involving obligations other than U.S. Government Securities, which may be subject to additional risks. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by a Fund’s custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the security subject to the repurchase agreement.
For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from a Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by a Fund subject to a repurchase agreement as being owned by a Fund or as being collateral for a loan by a Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in value of the security. If the court characterizes the transaction as a loan and a Fund has not perfected a security interest in the security, a Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and interest involved in the transaction.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), a Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice.
A Fund, together with other registered investment companies having management agreements with the Investment Advisers or their affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.
Restricted Securities
Each Fund may purchase securities and other financial instruments that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the 1933 Act, including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act. The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions. These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in Restricted Securities.
Reverse Repurchase Agreements
Each Fund (other than the Enhanced Income Fund) may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, a Fund will sell portfolio securities to dealers in U.S. Government Securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. In the case of the Core Fixed Income Fund, Bond Fund, Short Duration Bond Fund, Investment Grade Credit Fund, Global Core Fixed Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Inflation Protected Securities Fund, Long Short Credit Strategies Fund and Income Fund, these reverse repurchase agreements may involve foreign government securities. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of a Fund’s outstanding shares.
Reverse repurchase agreements are a form of secured borrowing and subject the Fund to the risks associated with leverage, including exposure to potential gains and losses in excess of the amount invested. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by a Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the other party may fail to return the securities in a timely manner or at all.
When a Fund enters into a reverse repurchase agreement, it is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent or otherwise default on its obligations to the Fund. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in a Fund’s exercising its rights under the agreement, or those rights may be limited by other contractual agreements or obligations or by applicable law. Such an insolvency may result in a loss equal to the amount by which the value of the securities or other assets sold by a Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities or other assets increases during such a delay, that loss may also be increased. In addition, a Fund may be unable to sell the instruments it acquires with the proceeds of the reverse repurchase agreement at a time when it would be advantageous to do so, or may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to its obligations under a reverse repurchase agreement. This could adversely affect a Fund’s strategy and result in lower fund returns. A Fund could lose money if it is unable to recover the securities or if the value of investments made by the Fund using the proceeds of the transaction is less than the value of securities.
When a Fund enters into a reverse repurchase agreement, it must identify on its books cash or liquid assets that have a value equal to or greater than the repurchase price. The amount of cash or liquid assets so identified is then monitored continuously by the Investment Adviser to make sure that an appropriate value is maintained.
As discussed in more detail above, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Fund’s asset segregation and cover practices discussed herein. For more information about these practices, see the section entitled “Asset Segregation” above.
Risks of Qualified Financial Contracts
Regulations adopted by federal banking regulators under Dodd-Frank which took effect throughout 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.
Short Sales
The Bond Fund, Core Fixed Income Fund, U.S. Mortgages Fund, Strategic Income Fund, Long Short Credit Strategies Fund and Income Fund may engage in short sales.Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund . Until the security is replaced, a Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. There will also be other costs associated with short sales.
A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest a Fund may be required to pay in connection with a short sale, and will be also decreased by any transaction or other costs.
Until a Fund replaces a borrowed security in connection with a short sale, the Fund will (a) identify on its books cash or liquid assets at such a level that the identified assets plus any amount deposited as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with applicable law.
As discussed in more detail above, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in a Fund’s asset segregation and cover practices discussed herein. For more information about these practices, see the section entitled “Asset Segregation” above.
There is no guarantee that a Fund will be able to close out a short position at any particular time or at an acceptable price. During the time that the Fund is short a security, it is subject to the risk that the lender of the security will terminate the loan at a time when the Fund is unable to borrow the same security from another lender. If that occurs, a Fund may be “bought in” at the price required to purchase the security needed to close out the short position, which may be a disadvantageous price.
Short Sales Against the Box. Each of the Funds may engage in short sales against the box. As noted above, a short sale is made by selling a security the seller does not own. A short sale is “against the box” to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. A Fund may enter into a short sale against the box, for example, to lock in a sales price for a security the Fund does not wish to sell immediately. If a Fund sells securities short against the box, it may protect itself from loss if the price of the securities declines in the future, but will lose the opportunity to profit on such securities if the price rises. If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which a Fund may effect short sales.
Structured Notes
The Funds may invest in structured notes. Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments. The terms of structured notes may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. The interest rate or the principal amount payable upon maturity or redemption may also be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference instrument; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities.
Temporary Taxable Investments for Certain Funds
The Tax-Exempt Funds may invest in the taxable money market instruments and other taxable securities described in the foregoing sections. When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective of providing income exempt from federal and/or applicable State or local taxes.
Temporary Investments
Each Fund may, for temporary defensive purposes(and to the extent that it is permitted to invest in the following), invest up to 100% of its total assets in: U.S. Government Securities; commercial paper rated at least A-2 by S&P Global Ratings, P-2 by Moody’s or having a comparable credit rating by another nationally recognized statistical rating organization (“NRSRO”) (or if unrated, determined by the Investment Adviser to be of comparable credit quality); certificates of deposit; bankers’ acceptances; repurchase agreements; non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year; ETFs and other investment companies; and cash items.
When a Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.
Trust Preferred Securities
Each Fund (other than the Short Duration Government Fund) may invest in trust preferred securities. A trust preferred or capital security is a long dated bond (for example 30 years) with preferred features. The preferred features are that payment of interest can be deferred for a specified period without initiating a default event. From a bondholder’s viewpoint, the securities are senior in claim to standard preferred but are junior to other bondholders. From the issuer’s viewpoint, the securities are attractive because their interest is deductible for tax purposes like other types of debt instruments.
U.S. Government Securities
Each Fund may invest in U.S. Government Securities. Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. Government may be unable to pay debts when due.
U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in these participations.
A Fund may also purchase U.S. Government Securities in private placements and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). A Fund may also invest in zero coupon U.S. Treasury Securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury Securities.
Inflation-Protected Securities. Certain Funds may invest in IPS, including TIPS and CIPS, which are securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the greater of the adjusted or original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate.
The values of IPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates will decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates will rise, leading to a decrease in the value of IPS. If inflation is lower than expected during the period the Fund holds IPS, the Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.
Any increase in principal value of IPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though a Fund holding IPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.
If a Fund invests in IPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such IPS that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.
Because a Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), a Fund’s investment in either zero coupon bonds or IPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.
When-Issued Securities and Forward Commitments
Each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by a Fund to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. In addition, recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that require a Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to a Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to a Fund and impose added operational complexity. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or negotiate a commitment after entering into it. A Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize capital gains or losses in connection with these transactions. For purposes of determining a Fund’s duration, the maturity of when-issued or forward commitment securities for fixed rate obligations will be calculated from the commitment date. A Fund is generally required to identify on its books cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, a Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.
Zero Coupon, Deferred Interest, Pay-in-Kind and Capital Appreciation Bonds
Each Fund may invest in zero coupon, deferred interest, pay-in-kind (“PIK”) and capital appreciation bonds. Zero coupon, deferred interest and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons.
PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds and deferred interest bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.
The market prices of zero coupon, deferred interest, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality. Moreover, zero coupon, deferred interest, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, a Fund may obtain no return at all on its investment. The valuation of such investments requires judgment regarding the collection of future payments. In addition, even though such securities do not provide for the payment of current interest in cash, a Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. See “TAXATION.”
Special Note Regarding Regulatory Changes and Other Market Events
Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of a Fund or the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude a Fund’s ability to achieve its investment objective or otherwise adversely impact an investment in a Fund. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities markets.
The Funds’ investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, EURIBOR, SOFR and other similar types of reference rates (each, a “Reference Rate”). Certain LIBORs (e.g., all EUR and CHF LIBOR settings, the Spot Next/Overnight, 1 week, 2 month and 12 month JPY and GBP LIBOR settings, and the 1 week and 2 months US dollar LIBOR settings) ceased publication on December 31, 2021 and, in connection with those rates, the Fund has transitioned to successor or alternative reference rates as necessary. However, the publication of certain other LIBORs (e.g., the overnight, 1 month,

3 month, 6 month, and 12 months USD LIBOR settings) will continue through at least June 30, 2023. In some instances, regulators may restrict new use of LIBORs prior to the actual cessation date. The termination of LIBOR and any additional regulatory or market changes may have an adverse impact on a Fund’s investments, performance or financial condition. Until then, the Funds may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favorable liquidity or pricing.
To identify a successor rate for US dollar LIBOR, the Alternative Reference Rates Committee (“ARRC”), a U.S.-based group convened by the Federal Reserve Board and the Federal Reserve Bank of New York, was formed. The ARRC has identified SOFR as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. On December 6, 2021, the ARRC released a statement selecting and recommending forms of SOFR, along with associated spread adjustments and conforming changes, to replace references to 1-week and 2-month US dollar LIBOR. It is expected that a substantial portion of future floating rate investments will be linked to SOFR. At this time, it is not possible to predict the effect of the transition to SOFR.
In advance of the expected future transition dates, regulators and market participants have worked to identify or develop successor Reference Rates (e.g., SOFR, which is likely to replace U.S. dollar LIBOR or the Bloomberg Short-Term Bank Yield Index, which seeks to measure the average yields at which large global banks access USD senior unsecured marginal wholesale funding) and spreads (if any) to be utilized in existing contracts or instruments as part of the transition away from LIBOR. Spreads (if any) to be utilized in existing contracts or instruments may be amended through market-wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. It is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the United Kingdom or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting a Fund’s overall financial condition or results of operations. The impact of any successor or substitute Reference Rate, if any, will vary on an investment-by-investment basis, and any differences may be material and/or create material economic mismatches, especially if investments are used for hedging or similar purposes. In addition, although certain Fund investments may provide for a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate) if the Reference Rate becomes unavailable, certain Fund investments may not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). Accordingly, there may be disputes as to: (i) any successor or substitute Reference Rate; or (ii) the enforceability of any Fund investment that does not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). The Investment Adviser, Goldman Sachs and/or their affiliates may have discretion to determine a successor or substitute Reference Rate, including any price or other adjustments to account for differences between the successor or substitute Reference Rate and the previous rate. The successor or substitute Reference Rate and any adjustments selected may negatively impact a Fund's investments, performance or financial condition, including in ways unforeseen by the Investment Adviser, Goldman Sachs and/or their affiliates. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Fund’s performance and/or NAV, and may expose a Fund to additional tax, accounting and regulatory risks.
Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes.  The IRS has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts.  Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable.  The IRS may provide additional guidance, with potential retroactive effect.
In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed income markets, and an unusually high degree of volatility, both domestically and internationally. While entire markets were impacted, issuers that had exposure to the real estate, mortgage and credit markets were particularly affected. The instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. For example, the Dodd-Frank Act, which was enacted in 2010, provides for broad regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds' portfolio holdings.
In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of a Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. A Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for a Fund’s operations. See “Special Note Regarding Operational, Cyber Security and Litigation Risks” for additional information on operational risks.
Moreover, in response to the outbreak of COVID-19, as with other serious economic disruptions, governmental authorities and regulators are enacting significant fiscal and monetary policy changes, including, among other things, lowering interest rates. Although interest rates in the United States remain at relatively low levels, they are expected to increase in the future. During periods when interest rates are low (or negative), a Fund’s yield (or total return) may also be low and fall below zero. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates and/or volatility. Certain European countries and Japan have pursued negative interest rate policies. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with negative value intended to help create self-sustaining growth in the local economy. To the extent a Fund holds a debt instrument with a negative interest rate, the Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market, investors may seek to reallocate their investment to other income-producing assets, which could further reduce the value of instruments with a negative yield.
Special Note Regarding Operational, Cyber Security and Litigation Risks
An investment in a Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. Each Fund and its shareholders could be negatively impacted as a result.
The Funds are also susceptible to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks, but other events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks affecting a Fund or its Investment Adviser, sub-adviser, custodian, Transfer Agent, intermediary or other third-party service provider may adversely impact the Fund and its shareholders. These cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs.

Similar to operational risk in general, the Fund and its service providers, including GSAM, have instituted risk management systems designed to minimize the risks associated with cyber security. However, there is a risk that these systems will not succeed (or that any remediation efforts will not be successful), especially because a Fund does not directly control the risk management systems of the service providers to the Fund, its trading counterparties or the issuers in which the Fund may invest. Moreover, there is a risk that cyber-attacks will not be detected.
The Funds may be subject to third-party litigation, which could give rise to legal liability. These matters involving the Funds may arise from their activities and investments and could have a materially adverse effect on the Funds, including the expense of defending against claims and paying any amounts pursuant to settlements or judgments. There can be no guarantee that these matters will not arise in the normal course of business. If the Funds were to be found liable in any suit or proceeding, any associated damages and/or penalties could have a materially adverse effect on the Funds' finances, in addition to being materially damaging to its reputation.

INVESTMENT RESTRICTIONS
The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of the affected Fund. In addition, the policies of Short Duration Tax-Free Fund, Dynamic Municipal Income Fund and High Yield Municipal Fund to invest under normal market conditions at least 80% of their respective Net Assets in Municipal Securities the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes) and, in the case of the Short Duration Tax-Free Fund only, is not a tax preference item under the federal alternative minimum tax, are fundamental policies. The policy of Inflation Protected Securities Fund to invest under normal circumstances at least 80% of its Net Assets in IPS of varying maturities, including TIPS and CIPS, is a fundamental policy. The investment objective of each Fund and all other investment policies or practices of the Funds are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. As defined in the Act, “a majority of the outstanding voting securities” of a Fund means the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.
For the purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the Act), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. With respect to each Fund’s fundamental investment restrictions on borrowings, below, in the event that asset coverage (as defined in the Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%. With respect to the Tax Exempt Funds and the Strategic Income Fund, the identification of the issuer of a Municipal Security that is not a general obligation is made by the Investment Adviser based on the characteristics of the Municipal Security, the most important of which is the source of funds for the payment of principal and interest on such security.
Fundamental Investment Restrictions
As a matter of fundamental policy, the Fund may not:
All Funds Except Inflation Protected Securities, High Yield Floating Rate, Bond, Local Emerging Markets Debt, Long Short Credit Strategies, U.S. Mortgages, High Yield Municipal, Short Duration Tax-Free, Dynamic Municipal Income and Income Funds
(1)
Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities;
Inflation Protected Securities and High Yield Floating Rate Funds
(1)
Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.);

Bond Fund
(1)
Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities. These Municipal Securities include (a) Municipal Securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; and (c) industrial development obligations;
Local Emerging Markets Debt and Long Short Credit Strategies Funds
(1)
Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities);
U.S. Mortgages Fund
(1)
Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities); provided that during normal market conditions, the Fund intends to invest at least 25% of the value of its total assets in mortgage-related securities. (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities;
High Yield Municipal, Short Duration Tax-Free and Dynamic Municipal Income Funds
(1)
Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities). (For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.) This restriction does not apply to investments in Municipal Securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities. The Fund may invest 25% or more of the value of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one Municipal Security would also affect the other Municipal Securities. These Municipal Securities include (a) Municipal Securities, the interest on which is paid solely from revenues of similar projects such as hospitals, electric utility systems, multi-family housing, nursing homes, commercial facilities (including hotels), steel companies or life care facilities; (b) Municipal Securities whose issuers are in the same state; and (c) industrial development obligations;

Income Fund
(1)
Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (for the purposes of this restriction, the U.S. Government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries);
All Funds Except Emerging Markets Debt, U.S. Mortgages, Investment Grade Credit, High Yield Floating Rate, Strategic Income, Local Emerging Markets Debt, Short Duration Bond, Long Short Credit Strategies and Income Funds
(2)
Borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (d) the Fund may purchase securities on margin to the extent permitted by applicable law; and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;
The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.
Emerging Markets Debt, U.S. Mortgages, Investment Grade Credit, High Yield Floating Rate, Strategic Income and Short Duration Bond Funds
(2)
Borrow money, except (a) the Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (d) the Fund may purchase securities on margin to the extent permitted by applicable law; and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;
The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.
Local Emerging Markets Debt Fund
(2)
Borrow money, except (a) the Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed); (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) the Fund may purchase securities on margin to the extent permitted by applicable law;
The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.
Long Short Credit Strategies Fund
(2)
Borrow money, except (a) the Fund, to the extent permitted by applicable law, may borrow from banks (as defined in the Act), other affiliated investment companies and other persons or through reverse repurchase agreements in amounts up to

33-1/3% of its total assets (including the amount borrowed) (investments in reverse repurchase agreements would not be subject to this percentage limitation if they are “covered” in accordance with the Act); (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; (d) the Fund may purchase securities on margin to the extent permitted by applicable law; and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings;
The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances.
Income Fund
(2)
Borrow money, except as permitted by the Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction.
The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances;
All Funds Except Emerging Markets Debt, Local Emerging Markets Debt, U.S. Mortgages, Investment Grade Credit, High Yield Floating Rate, Strategic Income, Short Duration Bond and Income Funds
(3)
Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; and (c) loans of securities as permitted by applicable law;
Emerging Markets Debt, Local Emerging Markets Debt, U.S. Mortgages, Investment Grade Credit, High Yield Floating Rate, Strategic Income and Short Duration Bond Funds
(3)
Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law; and (d) loans to affiliates of the Fund to the extent permitted by law;
Long Short Credit Strategies Fund
(3)
Make loans, except through (a) the purchase of debt obligations, loan interests and other interests or obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; or (c) loans as permitted by applicable law or pursuant to an exemptive order granted under the Act;
Income Fund
(3)
Make loans, except through (a) the purchase of debt obligations, loan interests and other interests or obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law or pursuant to an exemptive order granted under the Act; and (d) loans to affiliates of the Fund to the extent permitted by law;
All Funds
(4)
Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

All Funds Except Core Fixed Income, Bond, Inflation Protected Securities, Long Short Credit Strategies and Income Funds
(5)
Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;
Core Fixed Income, Bond and Inflation Protected Securities Funds
(5)
Purchase, hold or deal in real estate (including real estate limited partnerships) or oil, gas or mineral leases, although the Fund may purchase and sell securities that are secured by real estate or interests therein, may purchase mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;
Long Short Credit Strategies Fund
(5)
Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of issuers which invest or deal in real estate, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate it has acquired as a result of the ownership of securities;
Income Fund
(5)
Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of issuers which invest or deal in real estate, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate it has acquired as a result of the ownership of securities;
All Funds Except Long Short Credit Strategies and Income Funds
(6)
Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts;
Long Short Credit Strategies and Income Funds
(6)
Invest in physical commodities, except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity;
All Funds
(7)
Issue senior securities to the extent such issuance would violate applicable law;
All Funds Except Global Income, Local Emerging Markets Debt, High Yield Municipal, Long Short Credit Strategies and Income Funds
(8)
Make any investment inconsistent with the Fund’s classification as a diversified company under the Act.
The Emerging Markets Debt Fund, High Yield Municipal Fund and Long Short Credit Strategies Fund were previously registered as a non-diversified investment company. Pursuant to current positions of the SEC staff, the Emerging Markets Debt Fund’s, High Yield Municipal Fund’s and Long Short Credit Strategies Fund’s classifications have changed from non-diversified to diversified, and the Funds will not be able to become non-diversified unless they seek and obtain the approval of their respective shareholders. Accordingly, the Emerging Markets Debt Fund, High Yield Municipal Fund and Long Short Credit Strategies Fund may not make any investment inconsistent with their classification as a diversified company under the Act.

Each Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment restrictions and policies as the Fund.
For purposes of the Long Short Credit Strategies Fund’s industry concentration policy, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law.
With respect to the Income Fund, in applying fundamental investment restriction number (1) above to derivative transactions or instruments, including, but not limited to, futures, swaps, forwards, options and structured notes, the Fund will look to the industry of the reference asset(s) and not to the counterparty or issuer.

TRUSTEES AND OFFICERS
The Trust’s Leadership Structure
The business and affairs of the Funds are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise each Fund's daily business operations. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of ten Independent Trustees and one Interested Trustee. The Board has selected an Independent Trustee to act as Chair, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chair’s duties, the Chair will consult with the other Independent Trustees and the Funds' officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.
The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular meetings at least six times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees meet at least annually to review, among other things, investment management agreements, distribution (Rule 12b-1)and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Funds, and to consider such other matters as they deem appropriate.
The Board has established five standing committees — Audit, Governance and Nominating, Compliance, Valuation and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.
The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.
Trustees of the Trust
Information pertaining to the Trustees of the Trust as of July 29, 2022 is set forth below.

Independent Trustees
Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Jessica Palmer Age: 73	Chair of the Board of Trustees	Since 2018 (Trustee since 2007)	Ms. Palmer is retired. She was formerly Consultant, Citigroup Human Resources Department (2007–2008); Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984–2006). Ms. Palmer was a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004–2009). Chair of the Board of Trustees—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Dwight L. Bush Age: 65	Trustee	Since 2020
Ambassador Bush is President and CEO of D.L. Bush
& Associates (a financial advisory and private
investment firm) (2002–2014 and 2017–present);
Director of MoneyLion Inc. (an operator of a
data-driven, digital financial platform)
(2021–present); and was formerly U.S. Ambassador to
the Kingdom of Morocco (2014–2017) and a Member
of the Board of Directors of Santander Bank, N.A.
(2018–2019). Previously, Ambassador Bush served as
an Advisory Board Member of Goldman Sachs Trust
and Goldman Sachs Variable Insurance Trust (October
2019–January 2020).
Trustee—Goldman Sachs Trust and Goldman Sachs
Variable Insurance Trust.
				104	None
Kathryn A. Cassidy Age: 68	Trustee	Since 2015	Ms. Cassidy is retired. She is Director, Vertical Aerospace Ltd. (an aerospace and technology company) (2021–present). Formerly, Ms. Cassidy was Advisor to the Chairman (May 2014–December 2014); and Senior Vice President and Treasurer (2008–2014), General Electric Company & General Electric Capital Corporation (technology and financial services companies). Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Vertical Aerospace Ltd. (an aerospace and technology company)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
John G. Chou Age: 65	Trustee	Since 2022	Mr. Chou is Executive Vice President and Special Advisor to the Chairman and CEO of AmerisourceBergen Corporation (a pharmaceutical and healthcare company) (2021–2022); and formerly held various executive management positions with AmerisourceBergen Corporation, including Executive Vice President and Chief Legal Officer (2019–2021); Corporate Secretary (2019–2020); Executive Vice President and Chief Legal & Business Officer (2017–2019); and Executive Vice President and General Counsel (2011–2017).Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Diana M. Daniels Age: 73	Trustee	Since 2007	Ms. Daniels is retired. Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991–2006). Ms. Daniels is a Trustee Emeritus and serves as a Presidential Councillor of Cornell University (2013–Present); former Member of the Legal Advisory Board, New York Stock Exchange (2003–2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006–2007). Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
Joaquin Delgado Age: 62	Trustee	Since 2020
Dr. Delgado is retired. He is Director, Stepan
Company (a specialty chemical manufacturer)
(2011–present); and was formerly Director,
Hexion Inc. (a specialty chemical manufacturer)
(2019–2022); Executive Vice President, Consumer
Business Group of 3M Company (July 2016–July
2019); and Executive Vice President, Health Care
Business Group of 3M Company (October 2012–July
2016). Previously, Dr. Delgado served as an Advisory
Board Member of Goldman Sachs Trust and Goldman
Sachs Variable Insurance Trust (October 2019–
January 2020).
Trustee—Goldman Sachs Trust and Goldman Sachs
Variable Insurance Trust.
				104	Stepan Company (a specialty Chemical manufacturer)
Eileen H. Dowling Age: 59	Trustee	Since 2021	Ms. Dowling is retired. Formerly, she was Senior Advisor (April 2021–September 2021); and Managing Director (2013–2021), BlackRock, Inc. (a financial services firm).Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Roy W. Templin Age: 61	Trustee	Since 2013	Mr. Templin is retired. He is Director, Armstrong World Industries, Inc. (a designer and manufacturer of ceiling and wall systems) (2016–Present); and was formerly Chairman of the Board of Directors, Con-Way Incorporated (a transportation, logistics and supply chain management service company) (2014–2015); Executive Vice President and Chief Financial Officer, Whirlpool Corporation (an appliance manufacturer and marketer) (2004–2012). Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Armstrong World Industries, Inc. (a ceiling and wall systems manufacturer)
Gregory G. Weaver Age: 70	Trustee	Since 2015	Mr. Weaver is retired. He is Director, Verizon Communications Inc. (2015–Present); and was formerly Chairman and Chief Executive Officer, Deloitte & Touche LLP (a professional services firm) (2001–2005 and 2012–2014); and Member of the Board of Directors, Deloitte & Touche LLP (2006–2012). Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	Verizon Communications; Inc.

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Paul C. Wirth Age: 64	Trustee	Since 2022	Mr. Wirth is retired. Formerly, he was Deputy Chief Financial Officer and Principal Accounting Officer (2011–2020); Finance Director and Principal Accounting Officer (2010–2011); and Managing Director, Global Controller, and Chief Accounting Officer (2005–2010) of Morgan Stanley.Trustee—Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.	104	None
James A. McNamara* Age: 59	Trustee	Since 2007	Advisory Director, Goldman Sachs (January 2018–Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998). President and Trustee—Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	173	None
*
Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
1
Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
2
Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
3
The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of July 29, 2022, Goldman Sachs Trust consisted of 92 portfolios (90 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 13 portfolios; Goldman Sachs Trust II consisted of 18 portfolios (16 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 35 portfolios (20 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
4
This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and a Fund's independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of a Fund and their shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of July 29, 2022 that led the Board to conclude that such individual should serve as a Trustee.
Jessica Palmer. Ms. Palmer has served as a Trustee since 2007 and Chair of the Board since 2018. Ms. Palmer worked at Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) for over 20 years, where she was a Managing Director. While at Citigroup Corporate and Investment Banking, Ms. Palmer was Head of Global Risk Management, Chair of the Global Commitment Committee, Co-Chair of International Investment Banking (New York) and Head of Fixed Income Capital Markets. Ms. Palmer was also a member of the Management Committee and Risk Management Operating Committee of Citigroup, Inc. Ms. Palmer was also Assistant Vice President of the International Division at Wells Fargo Bank, N.A. Ms. Palmer was also a member of the Board of Trustees of a private elementary and secondary school. Based on the foregoing, Ms. Palmer is experienced with financial and investment matters.
Dwight L. Bush. Ambassador Bush has served as a Trustee since 2020. Ambassador Bush also serves as President and CEO of D.L. Bush & Associates, a financial advisory and private investment firm, and Director of MoneyLion, Inc., an operator of a data-driven, digital financial platform. From 2014 to 2017, he served as U.S. Ambassador to the Kingdom of Morocco. Prior to his service as U.S. Ambassador, he established and served as CEO of Urban Trust Bank and UTB Education Finance, LLC, an integrated provider of education credit services. Ambassador Bush was previously Vice President of Corporate Development for SLM Corporation (commonly known as Sallie Mae). Formerly, he served as a member of the Board of Directors of Santander Bank, N.A., JER Investors Trust, a specialty real estate finance company, and as Vice Chairman of the Board of Directors of CASI Pharmaceuticals (formerly Entremed, Inc.) where he was Chairman of the Audit Committee. He also serves as a member of the Board of Directors for several philanthropic organizations, including the Middle East Investment Initiative and the American Council of Young Political Leaders, and has served on the executive committee of Cornell University. Ambassador Bush previously served on the Trust’s Advisory Board. Based on the foregoing, Ambassador Bush is experienced with financial and investment matters.
Kathryn A. Cassidy. Ms. Cassidy has served as a Trustee since 2015. She is a member of the Board of Directors for Vertical Aerospace Ltd., a publicly-traded aerospace and technology company, where she serves as Chair of the Audit Committee. Previously, Ms. Cassidy held several senior management positions at General Electric Company (“GE”) and General Electric Capital Corporation (“GECapital”) and its subsidiaries, where she worked for 35 years, most recently as Advisor to the Chairman of GECapital and Senior Vice President and Treasurer of GE and GECapital. As Senior Vice President and Treasurer, Ms. Cassidy led capital markets and treasury matters of multiple initial public offerings. Ms. Cassidy was responsible for managing global treasury operations, including global funding, hedging, derivative accounting and execution, cash and liquidity management, cash operations and treasury services, and global regulatory compliance and reporting for liquidity, derivatives, market risk and counterparty credit risk. Ms. Cassidy also serves as a Director of buildOn, a not-for-profit organization, where she serves as Chair of the Finance Committee. Based on the foregoing, Ms. Cassidy is experienced with financial and investment matters.
John G. Chou. Mr. Chou has served as a Trustee since 2022. Mr. Chou currently serves as Executive Vice President and Special Advisor to the Chairman and Chief Executive Officer at AmerisourceBergen Corporation, where he also formerly held several executive and senior management positions since 2002, including Executive Vice President and Chief Legal Officer, Executive Vice President and Chief Legal & Business Officer, and Executive Vice President and General Counsel. In addition, he previously held senior legal positions at Cigna Corporation, ARCO Chemical Europe, and Arco Chemical Company, and also practiced law at various law firms, including most recently as a member of Eckert Seamens Cherin & Mellott, LLC. Mr. Chou currently serves as a member of the Board of Trustees of Episcopal Community Services and the Board of Directors of Committee of Seventy. Based on the foregoing, Mr. Chou is experienced with financial and investment matters.
Diana M. Daniels. Ms. Daniels has served as a Trustee since 2007. Ms. Daniels also serves as a Trustee Emeritus and Presidential Councillor of Cornell University. Ms. Daniels held several senior management positions at The Washington Post

Company and its subsidiaries, where she worked for 29 years. While at The Washington Post Company, Ms. Daniels served as Vice President, General Counsel, Secretary to the Board of Directors and Secretary to the Audit Committee. Previously, Ms. Daniels served as Vice President and General Counsel of Newsweek, Inc. Ms. Daniels has also served as Vice Chair and Chairman of the Executive Committee of the Board of Trustees of Cornell University and as a member of the Corporate Advisory Board of Standish Mellon Management Advisors and of the Legal Advisory Board of New York Stock Exchange. Ms. Daniels is also a member of the American Law Institute and of the Advisory Council of the Inter-American Press Association. Based on the foregoing, Ms. Daniels is experienced with legal, financial and investment matters.
Joaquin Delgado. Dr. Delgado has served as a Trustee since 2020. Dr. Delgado is a member of the Board of Directors for Stepan Company, a publicly-traded specialty chemical manufacturer. Previously, Dr. Delgado was a member of the Board of Directors for Hexion Inc., a privately held specialty chemical manufacturer, and held several senior management positions at 3M Company, where he worked for over 30 years, most recently as Executive Vice President of 3M Company’s Consumer Business Group. As Executive Vice President, Vice President, and General Manager at 3M Company, Dr. Delgado directed mergers and acquisitions worldwide, and was responsible for managing global operations in specialized markets such as semiconductors, consumer electronics, communications, medical and office supplies and software. Dr. Delgado also serves as a member of the Board of Directors of Ballet Austin, a not-for-profit organization. Additionally, he formerly served as a member of the Board of Directors of MacPhail Center for Music, a not-for-profit organization. Dr. Delgado previously served on the Trust’s Advisory Board. Based on the foregoing, Dr. Delgado is experienced with financial and investment matters.
Eileen H. Dowling. Ms. Dowling has served as a Trustee since 2021. Ms. Dowling worked at BlackRock for over 10 years, where she was a Managing Director and, most recently, a Senior Advisor. While at BlackRock, Ms. Dowling held several senior management positions responsible for clients, investment products and marketing, including Global Head of Consultant Relations, Global Head of Multinationals, Global Head of the Institutional Product Group and Global Head of Institutional Marketing. She also was a member of BlackRock’s Global Operating Committee and Product Executive Committee. From 2007-2011, Ms. Dowling was a Managing Director and Global Head of Marketing at Credit Suisse Asset Management. Prior to that, over an 18-year period at Merrill Lynch, Ms. Dowling served in several roles in Investment Banking, Capital Markets and Research. Ms. Dowling currently serves as a Member of the Advisory Board and Finance Committee of New York University’s Glucksman Ireland House. Based on the foregoing, Ms. Dowling is experienced with investment, financial and accounting matters.
Roy W. Templin. Mr. Templin has served as a Trustee since 2013. Mr. Templin is a member of the Board of Directors of Armstrong World Industries, Inc., a ceiling and wall systems manufacturer, where he serves as Chair of the Finance Committee and the Audit Committee, and as a member of the Nominating and Governance Committee. Previously, Mr. Templin served as Chairman of the Board of Directors of Con-Way Incorporated, a transportation, logistics and supply-chain management services company, prior to its sale to XPO Logistics, Inc. in 2015. Mr. Templin held a number of senior management positions at Whirlpool Corporation, an appliance manufacturer and marketer, including Executive Vice President and Chief Financial Officer, Vice President and Corporate Controller there. At Whirlpool, Mr. Templin served on the Executive Committee and was responsible for all aspects of finance globally, including treasury, accounting, risk management, investor relations, internal auditing, tax and facilities. Prior to joining Whirlpool, Mr. Templin served in several roles at Kimball International, a furniture and electronic assemblies manufacturer, including Vice President of Finance and Chief Accounting Officer. Mr. Templin is a certified public accountant and a certified management accountant. Based on the foregoing, Mr. Templin is experienced with accounting, financial and investment matters.
Gregory G. Weaver. Mr. Weaver has served as a Trustee since 2015. Mr. Weaver has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Weaver also serves as a Director of Verizon Communications Inc., where he serves as Chair of the Audit Committee. Previously, Mr. Weaver was a partner with Deloitte & Touche LLP for 30 years. He was the firm’s first chairman and chief executive officer from 2001–2005, and was elected to serve a second term (2012–2014). While serving as chairman at Deloitte & Touche LLP, Mr. Weaver led the audit and enterprise risk services practice, overseeing all operations, strategic positioning, audit quality, and talent matters. Mr. Weaver also served as a member of the firm’s Board of Directors for six years where he served on the Governance Committee and Partner Earnings and Benefits Committee and was chairman of the Elected Leaders Committee and Strategic Investment Committee. Mr. Weaver is also a Board member and Audit Committee chair of the YMCA of Westfield, New Jersey. Mr. Weaver has also served as President of the Council of Boy Scouts of America in Long Rivers, Connecticut, President of A Better Chance in Glastonbury, Connecticut, as a member of the Financial

Accounting Standards Advisory Council and as a board member of the Stan Ross Department of Accountancy, Baruch College. Based on the foregoing, Mr. Weaver is experienced with accounting, financial and investment matters.
Paul C. Wirth. Mr. Wirth has served as a Trustee since 2022. Previously, Mr. Wirth held various senior management positions at Morgan Stanley, where he worked for over 15 years. While with Morgan Stanley, Mr. Wirth served as Deputy Chief Financial Officer and Principal Accounting Officer, Finance Director and Principal Accounting Officer, and Managing Director, Global Controller and Chief Accounting Officer. Prior to Morgan Stanley, Mr. Wirth held senior positions at Credit Suisse First Boston, Deloitte & Touche LLP, and KPMG LLP. Mr. Wirth served as a member of the Board of Directors of certain Morgan Stanley subsidiaries, including Morgan Stanley Europe Holding SE, where he also served as Audit Committee Chairman. He is also a member of the St. John’s University Board of Governors since October 2020 and was previously a member of the Peter J. Tobin College of Business Board of Trustees from 2011 to 2017. Mr. Wirth is also a certified public accountant. Based on the foregoing, Mr. Wirth is experienced with financial and investment matters.
James A. McNamara. Mr. McNamara has served as a Trustee and President of the Trust since 2007 and has served as an officer of the Trust since 2001. Mr. McNamara is an Advisory Director to Goldman Sachs. Prior to retiring as Managing Director at Goldman Sachs in 2017, Mr. McNamara was head of Global Third Party Distribution at GSAM and was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.
Officers of the Trust
Information pertaining to the officers of the Trust as of July 29, 2022 is set forth below.
Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 58	Trustee and President	Since 2007
Advisory Director, Goldman Sachs (January 2018 – Present); Managing
Director, Goldman Sachs (January 2000 – December 2017); Director of
Institutional Fund Sales, GSAM (April 1998 – December 2000); and Senior
Vice President and Manager, Dreyfus Institutional Service Corporation
(January 1993 – April 1998).
President and Trustee—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy
Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit
Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 53	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)
Managing Director, Goldman Sachs (November 2015 – Present) and Vice
President – Mutual Fund Administration, Columbia Management
Investment Advisers, LLC (May 2010 – October 2015).
Treasurer, Principal Financial Officer and Principal Accounting
Officer—Goldman Sachs Trust (previously Assistant Treasurer
(2016)); Goldman Sachs Variable Insurance Trust (previously Assistant
Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer
(2017)); Goldman Sachs MLP and Energy Renaissance Fund (previously
Assistant Treasurer (2017)); Goldman Sachs ETF Trust (previously
Assistant Treasurer (2017)); Goldman Sachs Credit Income Fund; and
Goldman Sachs Real Estate Diversified Income Fund.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Julien Yoo 200 West Street New York, NY 10282 Age: 50	Chief Compliance Officer	Since 2019
Managing Director, Goldman Sachs (January 2020–Present); Vice
President, Goldman Sachs (December 2014–December 2019); and Vice
President, Morgan Stanley Investment Management (2005–2010).
Chief Compliance Officer—Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs
BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman
Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle
Market Lending Corp.; Goldman Sachs MLP and Energy
Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit
Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Peter W. Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 63	Assistant Treasurer	Since 2000
Vice President, Goldman Sachs (July 2000–Present); Principal Accounting
Officer and Treasurer, Commerce Bank Mutual Fund Complex
(2008–Present); Treasurer of Goldman Sachs Philanthropy Fund
(2019–Present); and Treasurer of Ayco Charitable Foundation
(2020–Present).
Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy
Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit
Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Allison Fracchiolla 30 Hudson Street Jersey City, NJ 07302 Age: 38	Assistant Treasurer	Since 2014
Vice President, Goldman Sachs (January 2013–Present).
Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust;
Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs
Real Estate Diversified Income Fund.

Tyler Hanks 222 S. Main St Salt Lake City, UT 84101 Age: 39	Assistant Treasurer	Since 2019
Vice President, Goldman Sachs (January 2016—Present); and Associate,
Goldman Sachs (January 2014—January 2016).
Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy
Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit
Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Kirsten Frivold Imohiosen 200 West Street New York, NY 10282 Age: 51	Assistant Treasurer	Since 2019
Managing Director, Goldman Sachs (January 2018–Present); and Vice
President, Goldman Sachs (May 1999–December 2017).

Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy
Renaissance Fund; Goldman Sachs BDC, Inc.; Goldman Sachs Private
Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit
II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman
Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs
Real Estate Diversified Income Fund.

Steven Z. Indich 30 Hudson Street Jersey City, NJ 07302 Age: 52	Assistant Treasurer	Since 2019
Vice President, Goldman Sachs (February 2010 – Present).
Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy
Renaissance Fund; Goldman Sachs BDC, Inc.; Goldman Sachs Private
Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit
II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman
Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs
Real Estate Diversified Income Fund.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Carol Liu 30 Hudson Street Jersey City, NJ 07302 Age: 46	Assistant Treasurer	Since 2019
Vice President, Goldman Sachs (October 2017 – Present); Tax Director,
The Raine Group LLC (August 2015 – October 2017); and Tax Director,
Icon Investments LLC (January 2012 – August 2015).
Assistant Treasurer—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy
Renaissance Fund; Goldman Sachs BDC, Inc.; Goldman Sachs Private
Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit
II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman
Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs
Real Estate Diversified Income Fund.

Christopher Bradford 30 Hudson Street Jersey City, NJ 07302 Age: 39	Vice President	Since 2020
Vice President, Goldman Sachs (January 2014–Present).
Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance
Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs
MLP and Energy Renaissance Fund; Goldman Sachs Real Estate
Diversified Income Fund; and Goldman Sachs Credit Income Fund.

Kenneth Cawley 71 South Wacker Drive Chicago, IL 60606 Age: 51	Vice President	Since 2021
Managing Director, Goldman Sachs (2017 – Present), Vice President
(December 1999–2017); Associate (December 1996–December 1999);
Associate, Discover Financial (August 1994–December 1996).
Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance
Trust; and Goldman Sachs Trust II.

Anney Chi 200 West Street New York, NY 10282 Age: 39	Vice President	Since 2022
Vice President, Goldman Sachs (2014–Present).Vice President—Goldman
Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance
Trust; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman
Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real Estate
Diversified Income Fund.

TP Enders 200 West Street New York, NY 10282 Age: 52	Vice President	Since 2021
Managing Director, Goldman Sachs (January 2012–Present); Vice
President, Goldman Sachs (April 2004–December 2011).
Vice President—Goldman Sachs Trust; Goldman Sachs Variable Insurance
Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs
MLP and Energy Renaissance Fund; Goldman Sachs Credit Income Fund;
and Goldman Sachs Real Estate Diversified Income Fund.

Frank Murphy 200 West Street New York, NY 10282 Age: 47	Vice President	Since 2019
Managing Director, Goldman Sachs (2015 – Present); Vice President,
Goldman Sachs (2003 – 2014); Associate, Goldman Sachs (2001 – 2002);
and Analyst, Goldman Sachs (1999 – 2001).
Vice President—Goldman Sachs Trust; and Goldman Sachs Variable
Insurance Trust.

Name, Age and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Caroline L. Kraus 200 West Street New York, NY 10282 Age: 44	Secretary	Since 2012
Managing Director, Goldman Sachs (January 2016–Present); Vice
President, Goldman Sachs (August 2006–December 2015); Senior Counsel,
Goldman Sachs (January 2020–Present); Associate General Counsel,
Goldman Sachs (2012–December 2019); Assistant General Counsel,
Goldman Sachs (August 2006–December 2011); and Associate, Weil,
Gotshal & Manges, LLP (2002–2006).
Secretary—Goldman Sachs Trust (previously Assistant Secretary
(2012)); Goldman Sachs Variable Insurance Trust (previously Assistant
Secretary (2012)); Goldman Sachs Trust II; Goldman Sachs BDC, Inc.;
Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private
Middle Market Credit II LLC; Goldman Sachs Middle Market Lending
Corp.; Goldman Sachs MLP and Energy Renaissance Fund; Goldman
Sachs ETF Trust; Goldman Sachs Credit Income Fund; and Goldman Sachs
Real Estate Diversified Income Fund.

David A. Fishman 200 West Street New York, NY 10282 Age: 56	Assistant Secretary	Since 2001
Managing Director, Goldman Sachs (December 2001 – Present); and Vice
President, Goldman Sachs (1997 – December 2001).
Assistant Secretary—Goldman Sachs Trust; and Goldman Sachs Variable
Insurance Trust.

Robert Griffith 200 West Street New York, NY 10282 Age: 46	Assistant Secretary	Since 2011
Vice President, Goldman Sachs (August 2011 – Present); Associate General
Counsel, Goldman Sachs (December 2014 – Present); Assistant General
Counsel, Goldman Sachs (August 2011 – December 2014); Vice President
and Counsel, Nomura Holding America, Inc. (2010 – 2011); and Associate,
Simpson Thacher & Bartlett LLP (2005 – 2010).
Assistant Secretary—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; Goldman Sachs Trust II; Goldman Sachs MLP and Energy
Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs Credit
Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Shaun Cullinan 200 West Street New York, NY 10282 Age: 41	Assistant Secretary	Since 2018
Managing Director, Goldman Sachs (2018 – Present); Vice President,
Goldman Sachs (2009 – 2017); Associate, Goldman Sachs (2006 – 2008);
Analyst, Goldman Sachs (2004 – 2005).
Assistant Secretary—Goldman Sachs Trust; Goldman Sachs Variable
Insurance Trust; and Goldman Sachs Trust II.

1
Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
Standing Board Committees
The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee and Mr. Weaver serves as Chair of the Audit Committee. The Audit Committee held four meetings during the fiscal year ended March 31, 2022.
The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing the Funds' management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held three meetings during the fiscal year ended March 31, 2022. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds' Prospectuses and should be directed to the attention of the Goldman Sachs Trust Governance and Nominating Committee.
The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Funds; and (ii) insofar as they relate to services provided to the Funds, of the Funds' Investment Adviser, Distributor, administrator (if any), and Transfer Agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee met six times during the fiscal year ended March 31, 2022. All of the Independent Trustees serve on the Compliance Committee.
The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Funds in accordance with the Trust’s Valuation Procedures. Messrs. McNamara and DiMaria serve on the Valuation Committee. The Valuation Committee met twelve times during the fiscal year ended March 31, 2022.
The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Funds' investment management, distribution, transfer agency and certain other agreements with the Funds' Investment Advisers and their affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Funds' distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Funds' other service providers including, without limitation, the Funds' custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met two times during the fiscal year ended March 31, 2022. All of the Independent Trustees serve on the Contract Review Committee.
Risk Oversight
The Board is responsible for the oversight of the activities of the Funds, including oversight of risk management. Day-to-day risk management with respect to the Funds is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Funds include, but are not limited to, liquidity risk, investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Funds and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Funds or GSAM, its affiliates or other service providers.
The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in reports, presentations and discussions. For example, on an annual basis, GSAM will provide the Board with a written report that addresses the operation, adequacy and effectiveness of the Trust’s liquidity risk management program, which is designed to assess and manage the Funds' liquidity risk. GSAM also has a risk management team that assists GSAM in managing investment risk. Representatives from the risk management team meet regularly with the Board to discuss their analysis and methodologies. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy and performance. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Funds.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Funds' independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Funds as well as test results, and the Compliance Committee meets with the CCO and representatives of GSAM’s compliance group to review testing results of the Funds' compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Funds' investments or activities.
Trustee Ownership of Fund Shares
The following table shows the dollar range of shares beneficially owned by each Trustee (then serving) in the Funds and other portfolios of the Goldman Sachs Fund Complex as of December 31, 2021, unless otherwise noted.
Name of Trustee	Dollar Range of Equity Securities in the Funds(1)	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Trustee
Jessica Palmer	Dynamic Municipal Income Fund: Over $100,000	Over $100,000
Long Short Credit Strategies Fund: Over $100,000
Dwight L. Bush	None	None
Kathryn A. Cassidy	Dynamic Municipal Income Fund: $50,001-$100,000	Over $100,000
Inflation Protected Securities Fund: $50,001-$100,000
High Yield Fund: Over $100,000
John G. Chou[2]	—	—
Diana M. Daniels	Dynamic Municipal Income Fund: Over $100,000	Over $100,000
Inflation Protected Securities Fund: $50,001-$100,000
Long Short Credit Strategies Fund: $1-$10,000
Short Duration Tax-Free Fund: Over $100,000
Joaquin Delgado	Dynamic Municipal Income Fund: Over $100,000	Over $100,000
Bond Fund: $10,001-$50,000
Eileen H. Dowling[3]	Dynamic Municipal Income Fund: $10,001 – 50,000	Over $100,000
High Yield Municipal Fund: $10,001 – 50,000
Inflation Protected Securities Fund: 10,001 – 50,000
High Yield Floating Rate Fund: 10,001 – 50,000
James A. McNamara	High Yield Municipal Fund: Over $100,000	Over $100,000
High Yield Floating Rate Fund: Over $100,000
Strategic Income Fund: Over $100,000

Name of Trustee	Dollar Range of Equity Securities in the Funds(1)	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Trustee
Roy W. Templin	Short Duration Tax-Free Fund: Over $100,000	Over $100,000
Gregory G. Weaver	None	Over $100,000
Paul C. Wirth[2]	—	—

1
Includes the value of shares beneficially owned by each Trustee in each Fund described in this SAI.
2
Mr. Chou and Mr. Wirth began serving as Trustees effective April 12, 2022.
3
Ms. Dowling began serving as a Trustee effective October 12, 2021.
As of June 30, 2022, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each class of each Fund, except for the Long Short Credit Strategies Fund. As of June 30, 2022, the Trustees and officers of the Trust as a group owned approximately 1.12% of the Long Short Credit Strategies Fund’s Institutional Shares.
Board Compensation
Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the Trust and as a member of the Governance and Nominating Committee, Compliance Committee, Contract Review Committee, and Audit Committee. The Chair and “audit committee financial expert” receive additional compensation for their services. The Independent Trustees are also reimbursed for reasonable travel expenses incurred in connection with attending meetings. The Trust may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.
The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended March 31, 2022:
Name of Trustee	Enhanced Income	Short Duration Government	Short Duration Tax-Free	Government Income	Dynamic Municipal Income	U.S. Mortgages
Jessica Palmer[1]	$4,046	$4,020	$7,214	$3,871	$6,632	$3,883
Dwight L. Bush	2,700	2,683	4,814	2,583	4,425	2,591
Kathryn A. Cassidy	2,700	2,683	4,814	2,583	4,425	2,591
John G. Chou[2]	—	—	—	—	—	—
Diana M. Daniels	2,700	2,683	4,814	2,583	4,425	2,591
Joaquin Delgado	2,700	2,683	4,814	2,583	4,425	2,591
Eileen H. Dowling[3]	1,384	1,358	2,443	1,317	2,268	1,318
James A. McNamara[4]	—	—	—	—	—	—
Roy W. Templin	2,700	2,683	4,814	2,583	4,425	2,591
Gregory G. Weaver[5]	3,177	3,156	5,664	3,040	5,207	3,049
Paul C. Wirth[2]	—	—	—	—	—	—

Name of Trustee	Core Fixed Income	Bond	Short Duration Bond	Investment Grade Credit	Global Core Fixed Income	High Yield Municipal	High Yield
Jessica Palmer[1]	$4,336	$3,922	$4,477	$3,959	$3,973	$6,845	$4,360
Dwight L. Bush	2,893	2,617	2,988	2,642	2,651	4,567	2,910
Kathryn A. Cassidy	2,893	2,617	2,988	2,642	2,651	4,567	2,910
John G. Chou[2]	—	—	—	—	—	—	—
Diana M. Daniels	2,893	2,617	2,988	2,642	2,651	4,567	2,910
Joaquin Delgado	2,893	2,617	2,988	2,642	2,651	4,567	2,910

Name of Trustee	Core Fixed Income	Bond	Short Duration Bond	Investment Grade Credit	Global Core Fixed Income	High Yield Municipal	High Yield
Eileen H. Dowling[3]	1,466	1,331	1,523	1,348	1,349	2,316	1,474
James A. McNamara[4]	—	—	—	—	—	—	—
Roy W. Templin	2,893	2,617	2,988	2,642	2,651	4,567	2,910
Gregory G. Weaver[5]	3,404	3,079	3,515	3,065	3,119	5,374	3,423
Paul C. Wirth[2]	—	—	—	—	—	—	—

Name of Trustee	High Yield Floating Rate	Strategic Income	Emerging Markets Debt	Inflation Protected Securities	Local Emerging Markets Debt	Long Short Credit Strategies	Income
Jessica Palmer[1]	$4,661	$4,024	$4,123	$3,937	$3,813	$3,830	$3,822
Dwight L. Bush	3,110	2,685	2,751	2,627	2,544	2,555	2,550
Kathryn A. Cassidy	3,110	2,685	2,751	2,627	2,544	2,555	2,550
John G. Chou[2]	—	—	—	—	—	—	—
Diana M. Daniels	3,110	2,685	2,751	2,627	2,544	2,555	2,550
Joaquin Delgado	3,110	2,685	2,751	2,627	2,544	2,555	2,550
Eileen H. Dowling[3]	1,639	1,365	1,392	1,339	1,296	1,302	1,300
James A. McNamara[4]	—	—	—	—	—	—	—
Roy W. Templin	3,110	2,685	2,751	2,627	2,544	2,555	2,550
Gregory G. Weaver[5]	3,660	3,159	3,237	3.091	2,994	3,007	3,000
Paul C. Wirth[2]	—	—	—	—	—	—	—

Name of Trustee	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Total Compensation From Fund Complex (including the Funds)(6)
Jessica Palmer(1)	$0	$518,500
Dwight L. Bush	0	346,000
Kathryn A. Cassidy	0	346,000
John G. Chou(2)	—	—
Diana M. Daniels	0	346,000
Joaquin Delgado	0	346,000
Eileen H. Dowling(3)	0	175,500
James A. McNamara(4)	—	—
Roy W. Templin	0	346,000
Gregory G. Weaver(5)	0	406,500
Paul C. Wirth(2)	—	—
1
Includes compensation as Board Chair.
2
Mr. Chou and Mr. Wirth began serving as Trustees effective April 12, 2022.
3
Ms. Dowling began serving as a Trustee effective October 12, 2021.
4
Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Funds or the Goldman Sachs Fund Complex.
5
Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
6
Represents fees paid to each Trustee during the fiscal year ended March 31, 2022 from the Goldman Sachs Fund Complex.
Miscellaneous
The Trust, its Investment Advisers and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds.

MANAGEMENT SERVICES
As stated in the Funds’ Prospectuses, GSAM, 200 West Street, New York, New York 10282, serves as the Investment Adviser to each Fund, except the Global Core Fixed Income Fund, pursuant to Management Agreements. GSAM is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. Prior to the end of April, 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman Sachs served as the investment adviser to the Enhanced Income Fund, Short Duration Tax-Free Fund, Government Income Fund, Dynamic Municipal Income Fund, Core Fixed Income Fund, High Yield Municipal Fund and High Yield Fund. On or about April 26, 2003, GSAM assumed investment advisory responsibilities for those Funds. GSAMI, Procession House, Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, an affiliate of Goldman Sachs, serves as Investment Adviser to Global Core Fixed Income Fund pursuant to Management Agreements. As a company with unlimited liability under the laws of England, GSAMI is regulated by the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, in the conduct of its investment advisory business. GSAMI is also an affiliate of Goldman Sachs. See “Service Providers” in the Funds’ Prospectuses for a description of the applicable Investment Adviser’s duties to the Funds.
Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of each Fund’s name for as long as each Fund’s Management Agreement (as described below) is in effect.
The Management Agreements provide that GSAM and GSAMI, in their capacity as Investment Advisers, may each render similar services to others so long as the services under the Management Agreements are not impaired thereby. The Funds’ Management Agreements were most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the “non-interested Trustees”), on June 14-15, 2022 with respect to the Funds. These management arrangements were last approved by the shareholders of the Funds then in existence on April 21, 1997. The management arrangements for those Funds which commenced investment operations after April 21, 1997 were last approved by the initial sole shareholder of each such Fund prior to the Fund’s commencement of operations. A discussion regarding the Trustees’ basis for approving the Management Agreements for each Fund in 2022 will be available in the Funds’ semi-annual reports for the period ended September 30, 2022.
Each Management Agreement will remain in effect until June 30, 2023, and will continue in effect with respect to each Fund from year to year thereafter provided such continuance is specifically approved at least annually as set forth in the Management Agreement.
Each Management Agreement will terminate automatically if assigned (as defined in the Act). Each Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund on 60 days’ written notice to the applicable Investment Adviser and by the Investment Adviser on 60 days’ written notice to the Trust.
Pursuant to the Management Agreements, the Investment Advisers are entitled to receive the fees set forth below, payable monthly based on each respective Fund’s average daily net assets. Also included below are the actual management fee rates paid by each Fund (after reflection of any management fee waivers, as described in the Funds’ prospectuses and below) for the fiscal year ended March 31, 2022. The Actual Rate may not correlate to the Contractual Rate as a result of any management fee waivers that may be in effect from time to time.
Fund	Contractual Rate	Actual Rate for the Fiscal Year Ended March 31, 2022
GSAM-Advised Funds
Enhanced Income Fund	0.25% on the first $1 billion	0.24%
	0.23% on the next $1 billion
	0.22% over $2 billion
Short Duration Government Fund	0.44% on the first $1 billion	0.44%
	0.40% on the next $1 billion
	0.38% on the next $3 billion
	0.37% on the next $3 billion
	0.36% over $8 billion
Short Duration Tax-Free Fund	0.39% on the first $1 billion	0.34%
	0.35% on the next $1 billion
	0.33% on the next $6 billion
	0.32% over $8 billion
Government Income Fund	0.53% on the first $1 billion	0.48%
	0.48% on the next $1 billion
	0.45% on the next $3 billion
	0.44% over $5 billion
Dynamic Municipal Income Fund	0.40% on the first $1 billion	0.35%
	0.36% on the next $1 billion
	0.34% on the next $6 billion
	0.33% over $8 billion
U.S. Mortgages Fund	0.34% on the first $1 billion	0.33%
	0.31% on the next $1 billion
	0.29% on the next $3 billion
	0.28% over $5 billion
Core Fixed Income Fund	0.40% on the first $1 billion	0.33%
	0.36% on the next $1 billion
	0.34% on the next $3 billion
	0.33% on the next $3 billion
	0.32% over $8 billion
Bond Fund	0.41% on the first $1 billion	0.40%
	0.37% on the next $1 billion
	0.35% on the next $3 billion
	0.34% over $5 billion
Short Duration Bond Fund	0.40% on the first $1 billion
	0.36% on the next $1 billion	0.35%
	0.34% on the next $3 billion
	0.33% on the next $3 billion
	0.32% over $8 billion

Fund	Contractual Rate	Actual Rate for the Fiscal Year Ended March 31, 2022
Investment Grade Credit Fund	0.34% on the first $1 billion	0.33%
	0.31% on the next $1 billion
	0.29% on the next $3 billion
	0.28% over $5 billion
High Yield Municipal Fund	0.55% on the first $2 billion	0.49%
	0.50% on the next $3 billion
	0.48% on the next $3 billion
	0.47% over $8 billion
High Yield Fund	0.70% on the first $2 billion	0.68%
	0.63% on the next $3 billion
	0.60% on the next $3 billion
	0.59% over $8 billion
High Yield Floating Rate Fund	0.60% on the first $1 billion	0.53%
	0.54% on the next $1 billion
	0.51% on the next $3 billion
	0.50% on the next $3 billion
	0.49% over $8 billion
Strategic Income Fund	0.60% on the first $1 billion	0.58%
	0.54% on the next $1 billion
	0.51% on the next $3 billion
	0.50% on the next $3 billion
	0.49% over $8 billion
Emerging Markets Debt Fund	0.80% on the first $2 billion	0.79%
	0.72% on the next $3 billion
	0.68% on the next $3 billion
	0.67% over $8 billion
Local Emerging Markets Debt Fund	0.80% on the first $2 billion	0.79%
	0.72% on the next $3 billion
	0.68% on the next $3 billion
	0.67% over $8 billion
Inflation Protected Securities Fund	0.26% on the first $1 billion	0.26%
	0.23% on the next $1 billion
	0.22% on the next $6 billion
	0.21% over $8 billion
Long Short Credit Strategies Fund	1.00% on the first $1 billion	0.99%
	0.90% on the next $1 billion
	0.86% on the next $3 billion
	0.84% on the next $3 billion
	0.82% over $8 billion

Fund	Contractual Rate	Actual Rate for the Fiscal Year Ended March 31, 2022
Income Fund	0.55% on the first $1 billion	0.54%
	0.50% on the next $1 billion
	0.47% on the next $3 billion
	0.46% on the next $3 billion
	0.45% over $8 billion
GSAMI-Advised Fund
Global Core Fixed Income Fund	0.65% on the first $1 billion	0.59%
	0.59% on the next $1 billion
	0.56% on the next $3 billion
	0.55% on the next $3 billion
	0.54% over $8 billion
The Investment Adviser has agreed to waive a portion of its management fees payable by the Enhanced Income Fund, Government Income Fund, High Yield Floating Rate Fund, Inflation Protected Securities Fund, Local Emerging Markets Debt Fund, Long Short Credit Strategies Fund, Short Duration Government Fund, Short Duration Bond Fund and U.S. Mortgages Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Funds invest, except those management fees it earns from the High Yield Floating Rate Fund’s investments of cash collateral received in connection with securities lending transactions in affiliated funds. The Investment Adviser has also agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.33%, 0.56%, and 0.46% as an annual percentage rate of the average daily net assets of the Core Fixed Income Fund, Global Core Fixed Income Fund, and Government Income Fund, respectively. These fee waiver arrangements will remain in effect through at least July 29, 2023 and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. These management fee waivers may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. Where the application of the above contractual management fee breakpoint schedule would result in a lower management fee rate, the breakpoint schedule would be applied to the Fund’s assets.
In the absence of fee waivers, the effective management fee rates for the fiscal year ended March 31, 2022 for the Bond Fund, Core Fixed Income Fund, Enhanced Income Fund, Global Core Fixed Income Fund, Government Income Fund, Income Fund, Local Emerging Markets Debt Fund, Long Short Credit Strategies Fund, Short Duration Government Fund, Short Duration Bond Fund, and Strategic Income Fund would have been equal to 0.41%, 0.38%, 0.25%, 0.65%, 0.53%, 0.55%, 0.80%, 1.00%, 0.44%, 0.37% and 0.60%, respectively.
In addition to the management fee waivers described above, the Investment Adviser may waive an additional portion of its management fees from time to time, including any management fees it earns as an investment adviser to any of the affiliated funds in which the Funds invest, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.
For the fiscal years ended March 31, 2022, March 31, 2021, and March 31, 2020, the amounts of the fees (net of fee waivers, as applicable) incurred by each Fund then in existence under its Management Agreement were as follows:
	Fiscal Year ended March 31, 2022		Fiscal Year ended March 31, 2021		Fiscal Year ended March 31, 2020
Fund	Without Fee Waivers	With Fee Waivers	Without Fee Waivers	With Fee Waivers	Without Fee Waivers	With Fee Waivers
Enhanced Income Fund	$2,235,231	$2,191,781	$1,381,734	$1,316,573	$1,237,244	$1,210,360
Short Duration Government Fund	3,794,112	3,760,846	4,375,230	4,137,122	3,979,149	3,965,360
Short Duration Tax-Free Fund	43,108,311	43,108,311	32,942,637	32,942,637	25,163,172	25,163,172
Government Income Fund	1,592,191	1,532,872	1,847,858	1,655,473	1,604,956	1,566,279
Dynamic Municipal Income Fund	36,919,437	36,919,437	28,531,010	28,531,010	23,734,341	23,734,341

	Fiscal Year ended March 31, 2022		Fiscal Year ended March 31, 2021		Fiscal Year ended March 31, 2020
Fund	Without Fee Waivers	With Fee Waivers	Without Fee Waivers	With Fee Waivers	Without Fee Waivers	With Fee Waivers
Core Fixed Income Fund	7,804,590	6,705,806	6,950,087	5,721,715	4,633,774	4,168,864
Short Duration Bond Fund	9,556,169	9,107,544	6,434,182	6,116,867	3,142,984	3,126,144
Global Core Fixed Income Fund	4,406,931	3,964,790	4,429,440	4,358,641	4,400,197	4,334,329
High Yield Municipal Fund	56,657,194	56,657,194	44,468,309	44,468,309	42,067,959	42,067,959
High Yield Fund	14,826,360	14,783,618	14,378,040	14,338,238	15,581,887	15,486,553
High Yield Floating Rate Fund	16,754,415	16,160,258	7,902,545	7,799,450	11,758,850	11,694,673
Strategic Income Fund	5,242,570	5,080,526	6,130,005	6,037,276	8,404,191	8,264,926
Emerging Markets Debt Fund	10,073,417	10,008,006	10,409,723	10,348,506	12,037,629	11,998,412
U.S. Mortgages Fund	1,160,395	1,115,567	1,292,895	1,273,800	1,581,887	1,548,328
Investment Grade Credit Fund	2,028,941	2,000,107	2,067,720	2,059,943	1,723,338	1,714,655
Inflation Protected Securities Fund	1,426,075	1,397,535	1,157,295	1,140,263	1,004,801	995,782
Local Emerging Markets Debt Fund	565,353	556,891	667,334	660,355	1,099,280	1,093,888
Long Short Credit Strategies Fund	1,328,361	1,315,976	1,111,633	1,102,712	1,105,263	1,094,034
Bond Fund	1,999,699	1,974,169	2,021,435	1,975,324	1,850,710	1,816,398
Income Fund*	584,418	579,364	409,201	404,301	44,983	44,800

*
The Income Fund commenced operations on December 3, 2019.
Unless required to be performed by others pursuant to agreements with the Funds, each Investment Adviser also performs certain administrative services for the applicable Funds under the Management Agreement. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (i) providing supervision of all aspects of the Funds’ non-investment operations; (ii) providing the Funds with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds; (iii) arranging for, at the Funds’ expense, the preparation of all of the Funds’ required tax returns, the preparation and submission of reports to existing shareholders, the periodic updating of the Funds’ prospectuses and statement of additional information, and the preparation of reports filed with the SEC and other regulatory authorities; (iv) maintaining all of the Funds’ records; and (v) providing the Funds with adequate office space and all necessary office equipment and services.
Legal Proceedings. On October 22, 2020, The Goldman Sachs Group, Inc. announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the United Kingdom, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The Goldman Sachs Group, Inc. previously entered into a settlement agreement with the Government of Malaysia and 1MDB to resolve all criminal and regulatory proceedings in Malaysia relating to 1MDB.
The Investment Advisers, Goldman Sachs and certain of their affiliates have received exemptive relief from the SEC to permit them to continue serving as investment advisers and principal underwriter for U.S.-registered investment companies.
Portfolio Managers - Other Accounts Managed by the Portfolio Managers
The following table discloses other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management (unless otherwise noted, the information below is provided as of March 31, 2022).
For each portfolio manager listed below, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector in which they manage. There are multiple portfolio managers involved with each account.

	Number of Other Accounts Managed and Total Assets by Account Type						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)
Enhanced Income Fund
Fixed Income– Investment Management Team
John Olivo	24	$375,362	184	$231,287	1212	$102,394	—	—	4	$77	—	—
Dave Fishman	24	$375,362	184	$231,287	1212	$102,394	—	—	4	$77	—	—
Short Duration Government Fund
Fixed Income– Investment Management Team
John Olivo	24	$375,362	184	$231,287	1212	$102,394	—	—	4	$77	—	—
Dave Fishman	24	$375,362	184	$231,287	1212	$102,394	—	—	4	$77	—	—
Short Duration Tax-Free Fund
U.S. Municipal Investment Management Team
Sylvia Yeh	66	$417,755	205	$242,602	24,034	$349,417	—	—	21	$2,325	2	$413
Scott Diamond	66	$417,755	205	$242,602	24,034	$349,417	—	—	21	$2,325	2	$413
Joseph Wenzel	66	$417,755	205	$242,602	24,034	$349,417	—	—	21	$2,325	2	$413
Government Income Fund
Fixed Income– Investment Management Team
Jon Calluzzo	42	$17,231	26	$21,738	2,819	$299,589	—	—	21	$1,832	1	$24
Raghaan Gopalsamy	51	$20,582	103	$36,396	5,223	$347,850	—	—	40	$9,090	5	$767
Peter Stone	51	$20,582	103	$36,396	5,223	$347,850	—	—	40	$9,090	5	$767
Dynamic Municipal Income Fund
U.S. Municipal Investment Management Team
Sylvia Yeh	66	$417,755	205	$242,602	24,034	$349,417	—	—	21	$2,325	2	$413
Scott Diamond	66	$417,755	205	$242,602	24,034	$349,417	—	—	21	$2,325	2	$413
Joseph Wenzel	66	$417,755	205	$242,602	24,034	$349,417	—	—	21	$2,325	2	$413
U.S. Mortgages Fund
Fixed Income– Investment Management Team
Christopher Hogan	93	$429,747	324	$267,692	30,800	$586,053	—	—	48	$11,579	6	$869
Jon Calluzzo	42	$17,231	26	$21,738	2,819	$299,589	—	—	21	$1,832	1	$24
Strategic Income Fund
Fixed Income– Investment Management Team
Ashish Shah	93	$429,747	324	$267,692	30,800	$586,053	—	—	48	$11,579	6	$869

	Number of Other Accounts Managed and Total Assets by Account Type						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)
Core Fund Fixed Income
Fixed Income– Investment Management Team
Ashish Shah	93	$429,747	324	$267,692	30,800	$586,053	—	—	48	$11,579	6	$869
Bond Fund
Fixed Income– Investment Management Team
Ashish Shah	93	$429,747	324	$267,692	30,800	$586,053	—	—	48	$11,579	6	$869
Short Duration Bond Fund
Fixed Income– Management Team
Dave Fishman	24	$375,362	184	$231,287	1212	$102,394	—	—	4	$77	—	—
John Olivo	24	$375,362	184	$231,287	1212	$102,394	—	—	4	$77	—	—
Investment Grade Credit Fund
Fixed Income– Investment Management Team
Ben Johnson	93	$429,747	324	$267,692	30,800	$586,053	—	—	48	$11,579	6	$869
Global Core Fixed Income Fund
Fixed Income– Investment Management Team
Simon Dangoor	93	$429,747	324	$267,692	30,800	$586,053	—	—	48	$11,579	6	$869
Sophia Ferguson*	56	$19,557	95	$35,171	9,708	$412,559	—	—	36	$4,407	23	$8,193
High Yield Municipal Fund
U.S. Municipal Investment Management Team
Sylvia Yeh	66	$417,755	205	$242,602	24,034	$349,417	—	—	21	$2,325	2	$413
Scott Diamond	66	$417,755	205	$242,602	24,034	$349,417	—	—	21	$2,325	2	$413
Joseph Wenzel	66	$417,755	205	$242,602	24,034	$349,417	—	—	21	$2,325	2	$413
High Yield Fund
Fixed Income–High Yield Investment Management Team
Robert Magnuson	36	$12,581	101	$27,941	7,643	$248,350	—	—	32	$6,569	4	$656
Lori Pomerantz	65	$2,834	112	$39,928	9,450	$447,111	—	—	39	$6,655	4	$656
Ashish Shah	93	$429,747	324	$267,692	30,800	$586,053	—	—	48	$11,579	6	$869
High Yield Floating Rate Fund
Fixed Income–High Yield Investment Management Team
Peter Campo	65	$2,834	112	$39,928	9,450	$447,111	—	—	39	$6,655	4	$656
Lori Pomerantz	65	$2,834	112	$39,928	9,450	$447,111	—	—	39	$6,655	4	$656
Ashish Shah	93	$429,747	324	$267,692	30,800	$586,053	—	—	48	$11,579	6	$869
Emerging Markets Debt Fund
Fixed Income– Investment Management Team
Samuel Finkelstein	93	$429,747	324	$267,692	30,800	$586,053	—	—	48	$11,579	6	$869
Ricardo Penfold	53	$20,317	101	$36,364	5,178	$312,567	—	—	37	$8,951	5	$767

	Number of Other Accounts Managed and Total Assets by Account Type						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)	Number of Accounts	Assets Managed (mm)
Kay Haigh	93	$429,747	324	$267,692	30,800	$586,053	—	—	48	$11,579	6	$869
Inflation Protected Securities Fund
Fixed Income–Investment Management Team
Jon Calluzzo	42	$17,231	26	$21,738	2,819	$299,589	—	—	21	$1,832	1	$24
Raghaan Gopalsamy	51	$20,582	103	$36,396	5,223	$347,850	—	—	40	$9,090	5	$767
Peter Stone	51	$20,582	103	$36,396	5,223	$347,850	—	—	40	$9,090	5	$767
Local Emerging Markets Debt Fund
Fixed Income–Investment Management Team
Samuel Finkelstein	93	$429,747	324	$267,692	30,800	$586,053	—	—	48	$11,579	6	$869
Ricardo Penfold	53	$20,317	101	$36,364	5,178	$312,567	—	—	37	$8,951	5	$767
Kay Haigh	93	$429,747	324	$267,692	30,800	$586,053	—	—	48	$11,579	6	$869
Long Short Credit Strategies Fund
Opportunistic Corporate Credit Portfolio Management Team
Aakash Thombre	18	$9,810	49	$13,863	4,334	$157,272	—	—	7	$2,488	2	$127
Ashish Shah	93	$429,747	324	$267,692	30,800	$586,053	—	—	48	$11,579	6	$869
Michael McGuiness	11	$8,283	24	$5,657	185	$10,432	—	—	3	$1,988	1	$24
Income Fund
Fixed Income–Investment Management Team
Ashish Shah	93	$429,747	324	$267,692	30,800	$586,053	—	—	48	$11,579	6	$869
Ron Arons	27	$6,866	30	$9,665	4,872	$268,556	—	—	9	$582	1	$102
Aakash Thombre	18	$9,810	49	$13,863	4,334	$157,272	—	—	7	$2,488	2	$127

Assets are preliminary, in millions.
*
Information for Sophia Ferguson is as of July 13, 2022.
Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing one or more of the Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Funds and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Investment Adviser seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Funds have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio managers’ management of the Funds’ investments and the investments of other accounts, see “POTENTIAL CONFLICTS OF INTEREST.”

Portfolio Managers — Compensation
Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.
For compensation purposes, the benchmarks for these Funds are:
Enhanced Income Fund: Goldman Sachs Enhanced Income Fund Composite Index (comprised of the ICE Bank of America Merrill Lynch Six-Month U.S. Treasury Bill Index (50%) and ICE Bank of America Merrill Lynch One-Year U.S. Treasury Note Index (50%))
Short Duration Government Fund: ICE Bank of America Merrill Lynch Two-Year U.S. Treasury Note Index
Short Duration Tax-Free Fund: Bloomberg Municipal Bond 1-3 Year Blend Index
Government Income Fund: Bloomberg U.S. Government/Mortgage Index
Dynamic Municipal Income Fund: Bloomberg Municipal Bond 1-10 Year Blend Index
U.S. Mortgages Fund: Bloomberg U.S. Securitized Bond Index Core Fixed Income Fund: Bloomberg U.S. Aggregate Bond Index
Bond Fund: Bloomberg U.S. Aggregate Bond Index
Short Duration Bond Fund: Goldman Sachs Short Duration Bond Fund Composite Index (comprised of the Bloomberg U.S. 1-3 Year Corporate Bond Index (50%) and the Bloomberg U.S. 1-3 Year Government Bond Index (50%))
Investment Grade Credit Fund: Bloomberg U.S. Credit Index
Global Core Fixed Income Fund: Bloomberg Global Aggregate Bond (Gross, USD, Hedged) Index
High Yield Municipal Fund: Goldman Sachs High Yield Municipal Fund Composite Index (comprised of the Bloomberg Municipal Bond Index (40%) and the Bloomberg Municipal High Yield Bond Index (60%))
High Yield Fund: Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index
High Yield Floating Rate Fund: Credit Suisse Leveraged Loan Index
Strategic Income Fund: ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index
Emerging Markets Debt Fund: J.P. Morgan Emerging Markets Bond Index (EMBISM) Global Diversified (Gross, USD, Unhedged) Index
Local Emerging Markets Debt Fund: J.P. Morgan Government Bond Index—Emerging Markets (GBI-EMSM) Global Diversified (Gross, USD, Unhedged) Index

Inflation Protected Securities Fund: Bloomberg U.S. Treasury Inflation-Protected Securities (TIPS) Index
Long Short Credit Strategies Fund: ICE Bank of America Merrill Lynch Three-Month U.S. Treasury Bill Index
Income Fund: Bloomberg U.S. Aggregate Bond Index
The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objectives of a Fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership.
As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of a Fund or multiple funds. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the Fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a Fund by, among other things, purchasing shares of the relevant Fund(s).
Other Compensation—In addition to base salary and year-end discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Portfolio Managers — Portfolio Managers’ Ownership of Securities in the Funds They Manage
The following table shows the portfolio managers’ ownership of shares, including those beneficially owned as well as those owned pursuant to the deferred compensation plan discussed above, of the Funds they manage as of March 31, 2022.
Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Enhanced Income Fund
John Olivo	$1 - $10,000
Dave Fishman	$50,001 - $100,000
High Quality Floating Rate Fund
John Olivo	$1 - $10,000
Dave Fishman	$50,001 - $100,000
Short Duration Government Fund
John Olivo	$1 - $10,000
Dave Fishman	$100,001 - $500,000
Short Duration Tax-Free Fund
Scott Diamond	$100,001 - $500,000
Joseph Wenzel	$10,001 - $50,000
Sylvia Yeh	None
Government Income Fund
Peter Stone	None
Raghavan Gopalsamy	None
Jon Calluzzo	None
Dynamic Municipal Income Fund
Scott Diamond	$100,001 - $500,000
Joseph Wenzel	$10,001 - $50,000
Sylvia Yeh	None
U.S. Mortgages Fund

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager
Christopher Hogan	$100,001 - $500,000
Jon Calluzzo	None
Rob Pyne	None
Core Fixed Income Fund
Ashish Shah	None
Bond Fund
Ashish Shah	$1,000,0001 - $2,000,000
Short Duration Bond Fund
Dave Fishman	$500,001 - $1,000,000
John Olivo	$10,001 - $50,000
Investment Grade Credit Fund
Ben Johnson	$100,001 - $500,000
Global Core Fixed Income Fund
Simon Dangoor	$100,001 - $500,000
Sophia Ferguson*	None
High Yield Municipal Fund
Scott Diamond	$1,000,001 - $2,000,000
Joseph Wenzel	$10,001 - $50,000
Sylvia Yeh	$1 - $10,000
High Yield Fund
Robert Magnuson	None
Lori Pomerantz	None
Ashish Shah	None
High Yield Floating Rate Fund
Peter Campo	None
Lori Pomerantz	None
Ashish Shah	None
Strategic Income Fund
Ashish Shah	None
Emerging Markets Debt Fund
Samuel Finkelstein	$500,001 - $1,000,000
Ricardo Penfold	$1 - $10,000
Kay Haigh	None
Local Emerging Markets Debt Fund
Samuel Finkelstein	$1,000,001 - $2,000,000
Ricardo Penfold	$1 - $10,000
Kay Haigh	None
Inflation Protected Securities
Peter Stone	None
Raghavan Gopalsamy	None
Jon Calluzzo	None
Long Short Credit Strategies Fund
Ashish Shah	None
Michael McGuiness	None
Akash Thombre	None
Income Fund
Ashish Shah	None
Ron Arons	$50,001 - 100,000
Akash Thombre	None
*
Information for Sophia Ferguson is as of July 13, 2022.

Distributor and Transfer Agent
Distributor. Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Funds’ Prospectuses and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs. Goldman Sachs may enter into sales agreements with certain Intermediaries to solicit subscriptions for Class A, Class C, Class R, Investor, Class R6 and Class P Shares of each of the Funds that offer such classes of shares. Goldman Sachs receives a portion of the sales charge imposed on the sale, in the case of Class A Shares, or redemption in the case of Class A and Class C Shares, of such Fund shares. Goldman Sachs retained approximately the following combined commissions on sales of Class A and Class C Shares during the following periods:
Fund	Fiscal year ended March 31, 2022	Fiscal year ended March 31, 2021	Fiscal year ended March 31, 2020
Enhanced Income Fund[1]	$0	$0	$0
Short Duration Government Fund	804	5,439	2,312
Short Duration Tax-Free Fund	5,311	10,896	6,554
Government Income Fund	4,652	3,544	2,908
Dynamic Municipal Income Fund	31,987	38,413	113,941
Core Fixed Income Fund	4,510	11,825	8,037
Short Duration Bond Fund	1,689	3,123	440
Global Core Fixed Income Fund	552	694	1,284
High Yield Municipal Fund	33,864	41,724	94,009
High Yield Fund	7,644	9,472	14,346
High Yield Floating Rate Fund	635	46	137
Strategic Income Fund	483	1,395	4,180
Emerging Markets Debt Fund	1,025	604	5,202
U.S. Mortgages Fund[1]	517	838	1,027
Investment Grade Credit Fund[1]	1,853	1,692	143
Bond Fund	4,991	10,616	4,564
Inflation Protected Securities Fund	6,669	6,721	473
Local Emerging Markets Debt Fund	1,279	125	366
Long Short Credit Strategies Fund	1	549	95
Income Fund[2]	469	2,244	0

Enhanced Income Fund, U.S. Mortgages Fund and Investment Grade Credit Fund do not currently offer Class C Shares.
The Income Fund commenced operations on December 3, 2019.
Dealer Reallowances. Class A Shares of certain Funds are sold subject to a front-end sales charge, as described in the Prospectuses and in this SAI in the section “SHARES OF THE TRUST.” Goldman Sachs pays commissions to Intermediaries that sell Class A Shares of the Funds in the form of a “reallowance” of all or a portion of the sales charge paid on the purchase of those shares. Goldman Sachs reallows the following amounts, expressed as a percentage of each Fund’s offering price with respect to purchases of Class A Shares under $100,000 for Government Income Fund, U.S. Mortgages Fund, Core Fixed Income Fund, Investment Grade Credit Fund, Global Core Fixed Income Fund, High Yield Fund, High Yield Floating Rate Fund, Strategic Income Fund, Inflation Protected Securities Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, Bond Fund, Dynamic Municipal Income Fund, High Yield Municipal Fund, Long Short Credit Strategies Fund and Income Fund; and Class A Shares under $500,000 for Short Duration Government Fund, Short Duration Tax-Free Fund and Short Duration Bond Fund:
Fund	% of sales charge re-allowed to broker/dealers
Short Duration Government Fund	1.36%
Short Duration Tax-Free Fund	1.46%

Fund	% of sales charge re-allowed to broker/dealers
Government Income Fund	3.15%
Dynamic Municipal Income Fund	3.70%
Core Fixed Income Fund	3.27%
Short Duration Bond Fund	1.37%
Global Core Fixed Income Fund	3.59%
High Yield Municipal Fund	4.28%
High Yield Fund	3.97%
High Yield Floating Rate Fund	1.94%
Strategic Income Fund	3.61%
Emerging Markets Debt Fund	3.97%
U.S. Mortgages Fund	3.33%
Investment Grade Credit Fund	3.07%
Bond Fund	3.21%
Local Emerging Markets Debt Fund	3.74%
Inflation Protected Securities Fund	3.45%
Long Short Credit Strategies Fund	3.31%
Income Fund	2.99%

Dealer allowances may be changed periodically. During special promotions, the entire sales charge may be reallowed to Intermediaries. Intermediaries to whom substantially the entire sales charge is reallowed may be deemed to be “underwriters” under the 1933 Act.
Transfer Agent. Goldman Sachs, 71 South Wacker Drive, Chicago, IL 60606, serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to: (i) record the issuance, transfer and redemption of shares; (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements; (iii) provide certain information to the Trust’s custodian and the relevant subcustodian in connection with redemptions; (iv) provide dividend crediting and certain disbursing agent services; (v) maintain shareholder accounts; (vi) provide certain state Blue Sky and other information; (vii) provide shareholders and certain regulatory authorities with tax-related information; (viii) respond to shareholder inquiries; and (ix) render certain other miscellaneous services. For its transfer agency and dividend disbursing agent services, Goldman Sachs is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.03% of average daily net assets with respect to Separate Account Institutional, Class R6 and Class P Shares of each Fund with such share classes, to 0.04% of average daily net assets with respect to Institutional, Administration and Service Shares of each Fund with such share classes, and to 0.12% of average daily net assets with respect to Class A, Class C, Class R and Investor Shares (less transfer agency expenses borne by a share class) of each Fund with such share classes. Goldman Sachs may pay to certain intermediaries who perform transfer agent services to shareholders a networking or sub-transfer agent fee. These payments will be made from the transfer agency fees noted above and in the Funds’ Prospectuses.
As compensation for services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended March 31, 2022, March 31, 2021 and March 31, 2020, from each Fund and for each share class then in existence as follows under the fee schedules then in effect:
Fiscal Year Ended March 31, 2022
Fund	Class A and C Shares	Class R Shares	Investor Shares	Institutional Shares	Service Shares	Administration Shares	Separate Account Institutional Shares	Class R6 Shares	Class P Shares
Enhanced Income Fund	$24,788	$—	$12,660	$170,388	$2	$3,533	$—	$7,784	$121,112
Short Duration Government Fund	118,111	—	39,978	163,344	7,697	—	—	4,402	86,698

Fund	Class A and C Shares	Class R Shares	Investor Shares	Institutional Shares	Service Shares	Administration Shares	Separate Account Institutional Shares	Class R6 Shares	Class P Shares
Short Duration Tax-Free Fund	298,944	—	234,049	1,037,443	54	—	—	23,984	2,924,992
Government Income Fund	83,922	16,110	41,097	52,092	12,482	—	—	2,871	3,540
Dynamic Municipal Income Fund	2,047,132	—	1,696,653	1,862,775	11	—	—	39,928	807,805
Core Fixed Income Fund	214,661	5,780	512,885	246,025	439	—	—	15,345	234,917
Short Duration Bond Fund	99,719	329	38,539	94,720	—	—	—	6,783	660,134
Global Core Fixed Income Fund	66,162	—	88,363	106,100	251	—	—	82,371	2,631
High Yield Municipal Fund	840,648	—	713,053	732,774	—	—	—	4,245	2,496,606
High Yield Fund	154,163	6,939	18,543	137,956	2,897	—	—	13,878	475,186
High Yield Floating Rate Fund	5,869	27	6,662	37,315	—	—	—	58,938	824,954
Strategic Income Fund	201,192	3,115	25,266	163,829	—	—	—	4,336	77,527
Emerging Markets Debt Fund	62,339	—	69,158	359,581	—	—	—	64,944	10,249
U.S. Mortgages Fund	39,776	—	55,542	41,644	—	—	41,455	3,664	2,206
Investment Grade Credit Fund	12,051	—	5,562	44,220	—	—	47,449	40,992	53,015
Bond Fund	95,837	4,638	80,683	65,776	37	—	—	22,692	28,978
Inflation Protected Securities Fund	77,372	22,406	93,382	80,530	—	—	—	40,425	15,435
Local Emerging Markets Debt Fund	7,842	—	5,464	4,625	—	—	—	6,638	7,767
Long Short Credit Strategies Fund	2,281	34	3,149	5,945	—	—	—	712	33,314
Income Fund	808	65	95	10,469	—	—	—	17	23,768
Fiscal Year Ended March 31, 2021
Fund	Class A and C Shares	Class R Shares	Investor Shares	Institutional Shares	Service Shares	Administration Shares	Separate Account Institutional Shares	Class R6 Shares	Class P Shares
Enhanced Income Fund	14,042	$—	$9,801	$80,117	$—	$2,108	$—	$13,858	$84,429
Short Duration Government Fund	142,564	—	47,617	175,659	7,703	—	—	4,280	110,740
Short Duration Tax-Free Fund	269,772	—	179,380	801,080	66	—	—	2,131	2,226,053
Government Income Fund	99,664	19,612	12,319	71,332	14,470	—	—	3,448	4,565
Dynamic Municipal Income Fund	1,913,424	—	1,273,912	1,464,759	72	—	—	25,069	544,419
Core Fixed Income Fund	194,518	5,969	346,949	183,080	482	—	—	35,463	238,201
Short Duration Bond Fund	60,465	1,510	16,333	42,737	—	—	—	1,653	451,896
Global Core Fixed Income Fund	66,176	—	75,443	107,481	241	—	—	86,147	2,692
High Yield Municipal Fund	689,523	—	476,924	454,073	—	—	—	1,787	2,031,666
High Yield Fund	166,339	9,509	17,669	126,300	2,886	—	—	15,715	459,029
High Yield Floating Rate Fund	4,628	16	1,223	45,418	—	—	—	17,090	353,104
Strategic Income Fund	251,285	3,589	28,267	215,468	—	—	—	1,888	75,066
Emerging Markets Debt Fund	66,221	—	89,022	379,505	—	—	—	59,563	8,181
U.S. Mortgages Fund	44,276	—	72,196	17,576	—	—	64,773	4,849	2,924
Investment Grade Credit Fund	13,988	—	7,983	35,686	—	—	74,246	332	75,713
Bond Fund	127,483	6,627	63,859	59,480	31	—	—	26,875	27,776
Inflation Protected Securities Fund	80,417	20,660	64,562	76,096	—	—	—	22,678	13,052
Local Emerging Markets Debt Fund	9,735	—	5,865	5,115	—	—	—	8,041	9,328
Long Short Credit Strategies Fund	2,353	33	2,862	6,245	—	—	—	760	26,618
Income Fund	523	64	64	9,869	—	—	—	15	14,742

Fiscal Year Ended March 31, 2020
Fund	Class A and C Shares	Class R Shares	Investor Shares	Institutional Shares	Service Shares	Administration Shares	Separate Account Institutional Shares	Class R6 Shares	Class P Shares
Enhanced Income Fund	$16,344	$—	$10,962	$96,170	$—	$1,392	$—	$15,272	$53,724
Short Duration Government Fund	118,684	—	38,470	141,431	7,264	—	—	1,933	121,617
Short Duration Tax-Free Fund	182,697	—	106,263	643,811	86	—	—	1,662	1,663,829
Government Income Fund	113,535	25,838	2,633	54,811	14,548	—	—	2,597	3,460
Dynamic Municipal Income Fund	1,703,992	—	981,308	1,239,013	90	—	—	18,832	456,375
Core Fixed Income Fund	131,623	6,218	62,813	95,145	394	—	—	51,349	183,506
Short Duration Bond Fund	14,538	170	23,347	26,464	—	—	—	379	206,715
Global Core Fixed Income Fund	83,821	—	70,335	102,073	438	—	—	88,186	2,443
High Yield Municipal Fund	672,322	—	391,624	386,021	—	—	—	4	1,972,035
High Yield Fund	216,807	16,012	22,450	132,800	3,197	—	—	20,715	494,037
High Yield Floating Rate Fund	5,805	25	1,813	44,024	—	—	—	10,183	577,053
Strategic Income Fund	370,979	5,806	78,859	314,220	—	—	—	2,256	90,496
Emerging Markets Debt Fund	99,603	—	124,137	426,048	—	—	—	75,596	4,647
U.S. Mortgages Fund	38,295	—	199,930	13,554	—	—	66,943	4,916	2,579
Investment Grade Credit Fund	12,867	—	5,115	19,324	—	—	72,257	277	60,883
Bond Fund	125,334	12,452	42,937	57,100	15	—	—	23,877	27,000
Inflation Protected Securities Fund	73,515	20,604	26,441	65,124	—	—	—	13,236	26,038
Local Emerging Markets Debt Fund	11,734	—	9,434	10,383	—	—	—	15,662	12,889
Long Short Credit Strategies Fund	3,493	34	4,079	8,264	—	—	—	630	24,575
Income Fund*	73	21	21	3,196	—	—	—	5	25
*
The Income Fund commenced operations on December 3, 2019.
The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Funds are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.
Expenses
The Trust, on behalf of each Fund, is responsible for the payment of each Fund’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Advisers, service fees, account service fees, shareholder administration fees and administration fees paid to Intermediaries, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, pricing service fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of the Trust, fees and expenses incurred by the Trust in connection with membership in investment company organizations, including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs or its affiliates, with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy material, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, shareholder expenses, any expenses assumed by a Fund pursuant to its distribution and service plans, compensation and expenses of its Independent Trustees, the fees and expenses of pricing services and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, account service plan, administration plan, shareholder administration plan or distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.
Fees and expenses borne by the Funds relating to legal counsel, registering shares of each Fund, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the Investment Advisers’ costs of performing certain accounting services not being provided by the Trust’s custodian.
The imposition of the Investment Advisers’ fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Advisers may waive receipt of their fees and/or assume certain expenses of a Fund, which would have the effect of lowering that Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.
As of July 29, 2022, the Investment Advisers have agreed to reduce or limit “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), administration share fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the following annual percentage rate of each Fund’s average daily net assets through at least July 29, 2023:
Fund	Other Expenses Limitation
Enhanced Income Fund	0.064%
Short Duration Government Fund	0.004%
Government Income Fund	0.004%
Core Fixed Income Fund	0.014%
Short Duration Bond Fund	0.014%
Global Core Fixed Income Fund	0.004%
Strategic Income Fund	0.054%
Bond Fund	0.004%
Inflation Protected Securities Fund	0.044%
Short Duration Tax-Free Fund	0.004%
Dynamic Municipal Income Fund	0.004%
High Yield Municipal Fund	0.004%
High Yield Fund	0.004%
High Yield Floating Rate Fund	0.104%
Emerging Markets Debt Fund	0.024%
U.S. Mortgages Fund	0.074%
Investment Grade Credit Fund	0.004%
Local Emerging Markets Debt Fund	0.074%
Long Short Credit Strategies Fund	0.094%
Income Fund	0.054%
Such reductions or limits are calculated monthly on a cumulative basis during the Funds’ fiscal year. The Funds’ “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Funds. The Investment Advisers may not terminate the arrangements prior to July 29, 2023 without the approval of the Board of Trustees.
Reimbursements
For the fiscal years ended March 31, 2022, March 31, 2021 and March 31, 2020, “Other Expenses” of each Fund were reduced by the Investment Advisers in the following amounts under expense limitations that were then in effect:
Fund	Fiscal year ended March 31, 2021	Fiscal year ended March 31, 2020	Fiscal year ended March 31, 2020
Enhanced Income Fund	$ —	$138,409	$178,015
Short Duration Government Fund	541,402	539,680	678,591
Short Duration Tax-Free Fund	1,777,163	1,677,545	1,318,129
Government Income Fund	571,039	552,688	527,563
Dynamic Municipal Income Fund	1,736,164	2,212,210	1,223,893
Core Fixed Income Fund	759,264	714,441	660,481

Fund	Fiscal year ended March 31, 2021	Fiscal year ended March 31, 2020	Fiscal year ended March 31, 2020
Short Duration Bond Fund	545,642	573,858	514,575
Global Core Fixed Income Fund	893,538	926,001	601,327
High Yield Municipal Fund	1,475,479	1,708,050	1,519,688
High Yield Fund	657,082	450,971	269,181
High Yield Floating Rate Fund	—	470,263	0
Strategic Income Fund	319,268	233,027	213,639
Emerging Markets Debt Fund	299,590	673,568	625,292
U.S. Mortgages Fund	187,697	103,825	217,887
Investment Grade Credit Fund	446,854	443,407	417,009
Bond Fund	831,987	695,186	696,742
Inflation Protected Securities Fund	217,113	309,019	256,569
Local Emerging Markets Debt Fund	334,431	487,254	491,631
Long Short Credit Strategies Fund	309,748	291,576	400,643
Income Fund*	351,821	504,994	181,666

*
The Income Fund commenced operations on December 3, 2019.
Such reductions or limits, if any, are calculated monthly on a cumulative basis during the Fund’s fiscal year. The Investment Advisers may modify or discontinue such limitation in the future at its discretion. A Fund’s “Other Expenses” may be further reduced by any custody and transfer agency fee credits received by the Funds.
The foregoing distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services each provides thereunder to the Fund are not impaired thereby. Each such agreement also provides that the Trust will indemnify Goldman Sachs against certain liabilities.
Custodian and Sub-Custodians
State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111, is the custodian of all the Funds except the Short Duration Tax-Free Fund, Dynamic Municipal Income Fund and High Yield Municipal Fund, for which The Bank of New York Mellon (“BNYM”), 240 Greenwich Street, New York, NY 10286 serves as the custodian of such Funds’ portfolio securities and cash. State Street and BNYM also maintain the Funds’ accounting records. State Street and BNYM may appoint domestic and foreign sub-custodians and use depositories from time to time to hold certain securities and other instruments purchased by the Funds in foreign countries and to hold cash and currencies for the Funds.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, Massachusetts is the Funds’ independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP provides assistance on certain non-audit matters.
Securities Lending
Pursuant to exemptive relief granted by the SEC, the High Yield Fund and the High Yield Floating Rate Fund have entered into an agreement to lend their securities through a securities lending agent, Goldman Sachs Bank USA doing business as Goldman Sachs Agency Lending (“GSAL”), to certain qualified borrowers, including Goldman Sachs and its affiliates (the “Securities Lending Agency Agreement”). As securities lending agent of the Funds, GSAL administers the Funds’ securities lending programs. These services include arranging the securities loans with approved borrowers and collecting fees and rebates due to the Funds from each borrower. GSAL also collects and maintains collateral intended to secure the obligations of each borrower and marks to market daily the value of loaned securities. If a borrower defaults on a loan, GSAL is authorized to exercise contractual remedies on behalf of the lending Fund and, pursuant to the terms of the Securities Lending Agency Agreement, has agreed to indemnify the Funds for certain losses, which exclude losses associated with collateral reinvestment. GSAL may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Agency Agreement. GSAL maintains records of loans made and income derived therefrom and makes available such records that the Funds deem necessary to monitor the securities lending program. GSAL will also monitor the Funds’ securities lending activities on a daily basis to ensure compliance with the terms of the exemptive relief.
For the fiscal year ended March 31, 2022, the Funds earned income and incurred the following costs and expenses as a result of their securities lending activities:
	High Yield	High Yield Floating Rate
Gross Income from Securities Lending Activities[1]	$578,215	$325,544
Fees and/or Compensation for Securities Lending Activities and Related Services
Revenue Split[2]	$50,227	$27,709
Cash Collateral Management Fees[3]	$0	$0
Rebates to Borrowers	$0	$0
Aggregate Fees/Compensation for Securities Lending Activities	$126,097	$76,142
Net Income from the Securities Lending Activities	$452,118	$249,402
Amounts shown above may differ from amounts disclosed in a Fund’s Annual Report as a result of timing differences, reconciliations, and certain other adjustments.

1
Gross income includes income from the reinvestment of cash collateral.
2
Revenue split represents the share of revenue generated by the securities lending program and paid to GSAL.
3
Cash collateral management fees include the contractual management fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split. The contractual management fees are derived from the pooled cash collateral reinvestment vehicle’s most recently available prospectus or offering memorandum. Actual fees incurred from a pooled cash collateral reinvestment vehicle may differ due to other expenses, fee waivers and expense reimbursements.
POTENTIAL CONFLICTS OF INTEREST
General Categories of Conflicts Associated with the Funds
Goldman Sachs (which, for purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, it provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. Goldman Sachs acts as broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs advises and deals with clients and third parties in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products, for its own account and for the accounts of clients and of its personnel. In addition, Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets. In certain cases, the Investment Adviser causes the Funds to invest in products and strategies sponsored, managed or advised by Goldman Sachs or in which Goldman Sachs has an interest, either directly or indirectly, or otherwise restricts the Funds from making such investments, as further described herein. In this regard, there are instances when Goldman Sachs’ activities and dealings with other clients and third parties affect the Funds in ways that disadvantage the Funds and/or benefit Goldman Sachs or other Accounts.
In addition, the Investment Adviser’s activities on behalf of certain other entities that are not investment advisory clients of the Investment Adviser create conflicts of interest between such entities, on the one hand, and Accounts (including the Funds), on the other hand, that are the same as or similar to the conflicts that arise between the Funds and other Accounts, as described herein. In managing conflicts of interest that arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements. For purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, “Funds” shall mean, collectively, the Funds and any of the other Goldman Sachs Funds, and “Accounts” shall mean Goldman Sachs’ own accounts, accounts in which personnel of Goldman Sachs have an interest, accounts of Goldman Sachs’ clients, including separately managed accounts (or separate accounts), and investment vehicles that Goldman Sachs sponsors, manages or advises, including the Funds.
The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the Investment Adviser or Goldman Sachs may have now or in the future. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser's Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
The Sale of Fund Shares and the Allocation of Investment Opportunities
Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries
Goldman Sachs and its personnel, including employees of the Investment Adviser, receive benefits and earn fees and compensation for services provided to Accounts (including the Funds) and in connection with the distribution of the Funds. Any such fees and compensation are generally paid directly or indirectly out of the fees payable to the Investment Adviser in connection with the management of such Accounts (including the Funds). Moreover, Goldman Sachs and its personnel, including employees of the Investment Adviser, have relationships (both involving and not involving the Funds, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Funds in connection with such relationships. As a result of these relationships, distributors, consultants and other parties have conflicts that create incentives for them to promote the Funds.
To the extent permitted by applicable law, Goldman Sachs and the Funds have in the past made, and may in the future make, payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments create an incentive for such persons to highlight, feature or recommend the Funds.
Allocation of Investment Opportunities Among the Funds and Other Accounts
The Investment Adviser manages or advises multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are the same or similar to the Funds and that seek to make or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This creates potential conflicts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, direct loan originations, regulated industries, small capitalization, direct or indirect investments in private investment funds, investments in master limited partnerships in the oil and gas industry and initial public offerings/new issues).
Accounts (including the Funds) may invest in other Accounts (including the Funds) at or near the establishment of such Accounts, which may facilitate the Accounts achieving a specified size or scale.
The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds. The simultaneous management of Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as the Investment Adviser has an incentive to favor Accounts with the potential to receive greater fees when allocating resources, services, functions or investment opportunities among Accounts. For instance, the Investment Adviser will be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that the Investment Adviser’s personnel making portfolio decisions for Accounts will make investment decisions for, and allocate investment opportunities among, such Accounts consistent with the Investment Adviser’s fiduciary obligations. However, the availability, amount, timing, structuring or terms of an investment available to the Funds differ from, and performance may be lower than, the investments and performance of other Accounts in certain cases. In addition, these policies and procedures may result in the pro rata allocation (on a basis determined by the Investment Adviser) of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in other cases such allocation may not be pro rata. Furthermore, certain investment opportunities sourced by the Investment Adviser, or Goldman Sachs businesses or divisions outside of the Investment Adviser, may be allocated to Goldman Sachs for its own account or investment vehicles organized to facilitate investment by its current or former directors, partners, trustees, managers, members, officers, employees, and their families and related entities, including employee benefit plans in which they participate, and current consultants, and not to Accounts. See Item 11 (“Code of Ethics, Participation or Interest in Client Transactions and Personal Trading, Participation or Interest in Client Transactions—Certain Effects of the Activities of Goldman Sachs and Advisory Accounts”) of the Investment Adviser’s Form ADV.
Allocation-related decisions for the Funds and other Accounts are made by reference to one or more factors. Factors may include: the Account’s portfolio and its investment horizons and objectives (including with respect to portfolio construction and target returns), guidelines and restrictions (including legal and regulatory restrictions affecting certain Accounts or affecting holdings across Accounts); client instructions; adverse effects of timing on other Accounts or the Investment Adviser potentially participating in the investment opportunity; strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the Funds and the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity needs and other considerations; anticipated magnitude of the overall investment program for the then current year and any changes in the rate at which the program is carried out; the availability (or lack thereof) of other appropriate or substantially similar investment opportunities; the opportunity to invest in different layers in the capital structure of a company; differences in benchmark factors and hedging strategies among Accounts; the Investment Adviser’s perception of a potential co-investment party’s interest; and the source of the investment opportunity. Suitability considerations, reputational matters and other considerations may also be considered.
In a case in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or to receive priority with respect to, a particular trading strategy, other Accounts (including the Funds) may not have access to such strategy or may have more limited access than would otherwise be the case. To the extent that such Accounts are managed by areas of Goldman Sachs other than the Investment Adviser, such Accounts will not be subject to the Investment Adviser’s allocation policies. Investments by such Accounts may reduce or eliminate the availability of investment opportunities to, or otherwise adversely affect, the Fund. Furthermore, in cases in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or receive priority with respect to, a particular trading strategy or type of investment, such Accounts have specific policies or guidelines with respect to Accounts or other persons receiving the opportunity to invest alongside such Accounts with respect to one or more investments (“Co-Investment Opportunities”). As a result, certain Accounts or other persons will receive allocations to, or rights to invest in, Co-Investment Opportunities that are not available generally to the Funds.
In addition, in some cases the Investment Adviser makes investment recommendations to Accounts that make investment decisions independently of the Investment Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Accounts invest in the investment opportunity at the same time as, or prior to, a Fund, the availability of the investment opportunity for the Fund will be reduced irrespective of the Investment Adviser’s policies regarding allocations of investments.
The Investment Adviser, from time to time, develops and implements new trading strategies or seeks to participate in new trading strategies and investment opportunities. These strategies and opportunities are not employed in all Accounts or employed pro rata among Accounts where they are used, even if the strategy or opportunity is consistent with the objectives of such Accounts. Further, a trading strategy employed for a Fund that is similar to, or the same as, that of another Account may be implemented differently, sometimes to a material extent. For example, a Fund may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another Account with the same or similar trading strategy. The implementation of the Fund’s trading strategy depends on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above and in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.
During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.
The Investment Adviser and the Funds may receive notice of, or offers to participate in, investment opportunities from third parties for various reasons. The Investment Adviser in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of the Fund’s investments. Some or all Funds may, from time to time, be offered investment opportunities that are made available through Goldman Sachs businesses outside of the Investment Adviser, including, for example, interests in real estate and other private investments. In this regard, a conflict of interest exists to the extent that Goldman Sachs controls or otherwise influences the terms and pricing of such investments and/or retains other benefits in connection therewith. However, Goldman Sachs businesses outside of the Investment Adviser are under no obligation or other duty to provide investment opportunities to the Funds, and generally are not expected to do so. Further, opportunities sourced within particular portfolio management teams within the Investment Adviser may not be allocated to Accounts (including the Funds) managed by such teams or by other teams. Opportunities not allocated (or not fully allocated) to the Funds or other Accounts managed by the Investment Adviser may be undertaken by Goldman Sachs (including the Investment Adviser), including for Accounts, or made available to other Accounts or third parties, and the Funds will not receive any compensation related to such opportunities. Even in the case of an opportunity received by a Fund pursuant to contractual requirements, the Investment Adviser may decide in its discretion that the Fund will not participate in such opportunity for portfolio construction reasons, due to the investment objective and strategies of such Fund, or because the Investment Adviser determines that participation would not be appropriate for such Fund for other reasons, in which case the Investment Adviser may allocate such opportunity to another Account. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.
As a result of the various considerations above, there will be cases in which certain Accounts (including Accounts in which Goldman Sachs and personnel of Goldman Sachs have an interest) receive an allocation of an investment opportunity at times that the Funds do not, or when the Funds receive an allocation of such opportunities but on different terms than other Accounts (which may be less favorable). In addition, due to regulatory or other considerations, the receipt of an investment opportunity by certain Funds may restrict or limit the ability of other Funds to receive an allocation of the same opportunity. The application of these considerations may cause differences in the performance of different Accounts that employ strategies the same or similar to those of the Funds.
Multiple Accounts (including the Funds) may participate in a particular investment or incur expenses applicable in connection with the operation or management of the Accounts, or otherwise may be subject to costs or expenses that are allocable to more than one Account (which may include, without limitation, research expenses, technology expenses, valuation agent expenses, expenses relating to participation in bondholder groups, restructurings, class actions and other litigation, and insurance premiums). The Investment Adviser may allocate investment-related and other expenses on a pro rata or different basis. Certain Accounts are, by their terms or by determination of the Investment Adviser, on a case-by-case basis, not responsible for their share of such expenses, and, in addition, the Investment Adviser has agreed with certain Accounts to cap the amount of expenses (or the amount of certain types of expenses) borne by such Accounts, which results in such Accounts not bearing the full share of expenses they would otherwise have borne as described above. As a result, certain Accounts are responsible for bearing a different or greater amount of expenses, while other Accounts do not bear any, or do not bear their full share, of such expenses. The Investment Adviser may bear any such expenses on behalf of certain Accounts and not for others, as it determines in its sole discretion. If the Investment Adviser bears expenses on behalf of an Account and the Account subsequently receives reimbursement for such expenses, the Investment Adviser will generally be entitled to receive all or a portion of the amount of such reimbursement, up to the amount that was borne by the Investment Adviser on behalf of such Account.
Accounts will generally incur expenses with respect to the consideration and pursuit of transactions that are not ultimately consummated (“broken-deal expenses”). Examples of broken-deal expenses include (i) research costs, (ii) fees and expenses of legal, financial, accounting, consulting or other advisers (including the Investment Adviser or its affiliates) in connection with conducting due diligence or otherwise pursuing a particular non-consummated transaction, (iii) fees and expenses in connection with arranging financing for a particular non-consummated transaction, (iv) travel, entertainment and overtime meal and transportation costs, (v) deposits or down payments that are forfeited in connection with, or amounts paid as a penalty for, a particular non-consummated transaction and (vi) other expenses incurred in connection with activities related to a particular non-consummated transaction.
The Investment Adviser has adopted policies and procedures relating to the allocation of broken-deal expenses among Accounts (including the Funds) and other potential investors. Pursuant to such policies and procedures, broken-deal expenses generally will be allocated among Accounts in the manner that the Investment Adviser determines to be fair and equitable, which will be pro rata or on a different basis, including that an Account may bear more than its pro rata share of such broken-deal expenses.
Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares
Goldman Sachs and its personnel have interests in promoting sales of Fund shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Fund shares over interests in other Accounts.
Management of the Funds by the Investment Adviser
Considerations Relating to Information Held by Goldman Sachs
Goldman Sachs has established certain information barriers and other policies designed to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to certain information and personnel, including senior personnel, in other areas of Goldman Sachs relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the Funds with the benefit of information held by such other areas. Goldman Sachs, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, will from time to time make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that is adverse to the Funds, and will not have any obligation or other duty to share information with the Investment Adviser.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures, personnel on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Investment Adviser faces conflicts of interest in determining whether to engage in such wall crossings. In addition, Goldman Sachs or the Investment Adviser may determine to move certain personnel, businesses, or business units from one side of an information barrier to the other side of the information barrier. In connection therewith, Goldman Sachs personnel, businesses, and business units that were moved will no longer have access to the personnel, businesses and business units on the side of the information barrier from which they were moved.
Information obtained in connection with such wall crossings and changes to information barriers may limit or restrict the ability of the Investment Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Investment Adviser may otherwise have purchased or sold for an Account in the absence of a wall crossing or change to an information barrier). In managing conflicts of interest that arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements. Information barriers also exist between certain businesses within the Investment Adviser. The conflicts described herein with respect to information barriers and otherwise with respect to Goldman Sachs and the Investment Adviser also apply to the Asset Management Division of Goldman Sachs (of which the Investment Adviser is a part), as well as to the businesses within the Asset Management Division of Goldman Sachs (including the Investment Adviser). In addition, there may also be circumstances in which, as a result of information held by certain portfolio management teams in the Investment Adviser, the Investment Adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.

In addition, regardless of the existence of information barriers, Goldman Sachs will not have any obligation or other duty to make available for the benefit of the Funds any information regarding Goldman Sachs’ trading activities, strategies or views, or the activities, strategies or views used for other Accounts. Furthermore, to the extent that the Investment Adviser has developed fundamental analysis and proprietary technical models or other information, Goldman Sachs and its personnel, or other parts of the Investment Adviser, will not be under any obligation or other duty to share certain information with the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds), and the Funds may make investment decisions that differ from those they would have made if Goldman Sachs had provided such information, and be disadvantaged as a result thereof.
Different areas of the Investment Adviser and Goldman Sachs take views, and make decisions or recommendations, that are different than those of other areas of the Investment Adviser and Goldman Sachs. Different portfolio management teams within the Investment Adviser make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner different than or adverse to the Funds. Such teams do not share information with the Funds’ portfolio management teams, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.
Goldman Sachs operates a business known as Prime Services, which provides prime brokerage, administrative and other services to clients that from time to time involve investment funds (including pooled investment vehicles and private funds) in which one or more Accounts invest (“Underlying Funds”) or markets and securities in which Accounts invest. Prime Services and other parts of Goldman Sachs have broad access to information regarding the current status of certain markets, investments and funds and detailed information about fund operators that is not available to the Investment Adviser. In addition, Goldman Sachs from time to time acts as a prime broker to one or more Underlying Funds, in which case Goldman Sachs will have information concerning the investments and transactions of such Underlying Funds that is not available to the Investment Adviser. As a result of these and other activities, parts of Goldman Sachs will possess information in respect of markets, investments, investment advisers that are affiliated or unaffiliated with Goldman Sachs and Underlying Funds, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by Accounts or acquire certain positions on behalf of Accounts, or take other actions. Goldman Sachs will be under no obligation or other duty to make any such information available to the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds).
Valuation of the Funds’ Investments
The Investment Adviser, while not the primary valuation agent of the Funds, performs certain valuation services related to securities and assets held in the Funds. The Investment Adviser performs such valuation services in accordance with its valuation policies. The Investment Adviser may value an identical asset differently than Goldman Sachs, or another division or unit within Goldman Sachs values the asset, including because Goldman Sachs, or such other division or unit, has information or uses valuation techniques and models that it does not share with, or that are different than those of, the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may also value an identical asset differently in different Accounts, including because different Accounts are subject to different valuation guidelines pursuant to their respective governing agreements (e.g., in connection with certain regulatory restrictions applicable to different Accounts). In addition, there may be significant differences in the treatment of the same asset by the Investment Adviser and Goldman Sachs, other divisions or units of Goldman Sachs, and/or among Accounts (e.g., with respect to an asset that is a loan, there can be differences when it is determined that such loan is deemed to be on non-accrual status or in default). Differences in valuation should be expected where different third-party vendors are hired to perform valuation functions for the Accounts, the Accounts are managed or advised by different portfolio management teams within the Investment Adviser that employ different valuation policies or procedures, or otherwise. The Investment Adviser will face a conflict with respect to valuations generally because of their effect on the Investment Adviser’s fees and other compensation. Furthermore, the application of particular valuation policies with respect to the Funds will, under certain circumstances, result in improved performance of the Funds.
Data and Information Sharing
Accounts, the Investment Adviser, and/or their respective affiliates, portfolio companies and other investments (collectively, the “Data Parties”) often possess data and information that they may utilize for various purposes and which they would not otherwise possess in the ordinary course of their businesses. For example, information relating to business operations, trends, budgets, customers or users, assets, funding and other metrics that the Data Parties possess or acquire through their management of Accounts and/or their own businesses and investment activities may be used by Goldman Sachs to identify and/or evaluate potential investments for Accounts and to facilitate the management of Accounts, including through operational improvements. Conversely, Goldman Sachs may use data and information that it has or acquires in connection with an Account’s activities for the benefit of Goldman Sachs’ own businesses and investment activities and their portfolio companies and other investments.
From time to time, Goldman Sachs may commission third-party research, at an Account’s expense, in connection with the diligence of an investment opportunity or in connection with its management of a portfolio investment, and such research is expected to subsequently be available to other investment vehicles (and such persons will generally not be required to compensate an Account for the benefit they receive from such research). Such benefits could be material and Goldman Sachs will have no duty, contractual, fiduciary or otherwise, not to use such information in connection with the business and investment activities of itself, Accounts and/or their portfolio companies and other investments.
Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information, regulatory limitations on the use of material nonpublic information, and the Data Parties’ information walls, Goldman Sachs is generally free to use data and information from an Account’s activities to assist in the pursuit of its various other interests and activities, including to trade for the benefit of Goldman Sachs or another Account. Accounts and other sources of such data and information may not receive any financial or other benefit from having provided such data and information to Goldman Sachs. The potential ability to monetize such data and information may create incentives for Goldman Sachs to cause an Account to invest in entities and companies with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.
Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts
The Investment Adviser provides advisory services to the Funds. Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to, related to or opposed to those of the Funds. Goldman Sachs may receive greater fees or other compensation (including performance-based fees) from such Accounts than it does from the Funds, in which case Goldman Sachs is incentivized to favor such Accounts. In addition, Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with Accounts, and/or compete for commercial arrangements or transactions in the same types of companies, assets securities and other instruments, as the Funds. Such arrangements, transactions or investments adversely affect such Funds by, for example, limiting their ability to engage in such activity or affecting the pricing or terms of such arrangements, transactions or investments. Moreover, a particular Fund on the one hand, and Goldman Sachs or other Accounts, on the other hand, may vote differently on or take or refrain from taking different actions with respect to the same security, which are disadvantageous to the Fund. Additionally, as described below, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.
Transactions by, advice to and activities of Accounts (including with respect to investment decisions, voting and the enforcement of rights) may involve the same or related companies, securities or other assets or instruments as those in which the Funds invest, and it should be expected that such Accounts engage in a strategy while a Fund is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Fund (including its ability to engage in a transaction or other activities).
In various circumstances, different Accounts make investments as part of a single transaction, including in situations in which multiple Accounts comprise a single “fund family.” In these circumstances, the participating Accounts may have different interests, including investment horizons. Similarly, capital contribution and other obligations associated with an investment may extend beyond a particular Account’s investment period or expected term. In such circumstances, the Investment Adviser may negotiate the terms of an investment on a collective basis and such terms may not be as favorable, from the perspective of a particular Account, than if the Account had been the sole participating Account. Terms required by one Account (for example, due to regulatory requirements) when it invests may negatively impact the ability of another Account to consummate the investment or may adversely alter its terms. Similarly, one Account may seek to dispose of an investment at a time when it would be desirable for another Account to continue to hold such investment (or vice versa). Depending on the structure of the applicable investment, disposing of a portion of the investment may not be practicable or may have adverse effects on the rights of Accounts continuing to hold the investment. When making an investment decision with respect to an investment in which multiple Accounts are invested, Goldman Sachs may primarily take into account the specific effect such investment decision will have on the Accounts as a whole, and not based on the best interests of any particular Account.
In addition, Goldman Sachs may be engaged to provide advice to an Account that is considering entering into a transaction with a Fund, and Goldman Sachs may advise the Account not to pursue the transaction with the Fund, or otherwise in connection with a potential transaction provide advice to the Account that would be adverse to the Fund. Additionally, if a Fund buys a security and an Account establishes a short position in that same security or in similar securities, such short position may result in the impairment of the price of the security that the Fund holds or could be designed to profit from a decline in the price of the security. A Fund could similarly be adversely impacted if it establishes a short position, following which an Account takes a long position in the same security or in similar securities. Furthermore, Goldman Sachs (including the Investment Adviser) may make filings in connection with a shareholder class action lawsuit or similar matter involving a particular security on behalf of an Account (including a Fund), but not on behalf of a different Account (including a Fund) that holds or held the same security, or that is invested in or has extended credit to different parts of the capital structure of the same issuer. Accounts may also have different rights in respect of an investment with the same issuer, or invest in different classes of the same issuer that have different rights, including, without limitation, with respect to liquidity. The determination to exercise such rights by the Investment Adviser on behalf of such other Accounts may have an adverse effect on the Funds.
The Funds are expected to transact with a variety of counterparties. Some of these counterparties will also engage in transactions with other Accounts managed by the Investment Adviser or another Goldman Sachs entity or business unit. For example, a Fund may directly or indirectly purchase assets from a counterparty at the same time the counterparty (or an affiliate thereof) is also negotiating to purchase different assets from another Account. This creates potential conflicts of interest, particularly with respect to the terms and purchase prices of the sales. For example, Goldman Sachs may receive fees or other compensation in connection with the sale of assets by an Account to a counterparty, which creates an incentive to negotiate a higher purchase price for those assets in a separate transaction where the Fund is a purchaser.
Similarly, a particular Fund may dispose of one or more assets through a block sale that includes assets held by other Accounts or as part of a series of transactions in which assets from multiple Accounts are sold to the same purchaser. This creates potential conflicts of interest, particularly with regard to the determination of the purchase prices of the applicable assets. For example, Goldman Sachs may receive greater fees or other compensation (including performance-based fees) in connection with the sale of assets in other Accounts that participate in a block sale as compared to the compensation that Goldman Sachs receives in connection with the sale of assets by the particular Fund. There can be no assurance that the compensation received by the particular Fund as a result of participating in a block sale would be greater than the compensation that the particular Fund would receive if its assets were sold as part of a standalone transaction. Any such transaction will be effected in accordance with the Investment Adviser’s fiduciary obligations.
Shareholders may be offered access to advisory services through several different Goldman Sachs businesses (including through Goldman Sachs & Co. LLC and the Investment Adviser). Different advisory businesses within Goldman Sachs manage Accounts according to different strategies and apply different criteria to the same or similar strategies and have differing investment views in respect of an issuer or a security or other investment. Similarly, within the Investment Adviser, certain investment teams or portfolio managers can have differing or opposite investment views in respect of an issuer or a security, and as a result some or all of the positions a Fund’s investment team or portfolio managers take in respect of the Fund will be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other investment teams or portfolio managers of the Investment Adviser. Research, analyses or viewpoints will be available to clients or potential clients at different times. Goldman Sachs will not have any obligation or other duty to make available to the Funds any research or analysis at any particular time or prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on behalf of the Funds, and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. The timing of transactions entered into or recommended by Goldman Sachs, on behalf of itself or its clients, including the Funds, may negatively impact the Funds or benefit certain other Accounts. For example, if Goldman Sachs, on behalf of one or more Accounts, implements an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Funds (whether or not the investment decisions emanate from the same research analysis or other information), it could result, due to market impact or other factors, in liquidity constraints or in certain Funds receiving less favorable investment or trading results or incurring increased costs. Similarly, if Goldman Sachs implements an investment decision or strategy that results in a purchase (or sale) of a security for one Fund, such implementation may increase the value of such security already held by another Account (or decrease the value of such security that such other Account intends to purchase), thereby benefitting such other Account.
Subject to applicable law, the Investment Adviser is incentivized to cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divested of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investment in and activities with respect to such companies. The Investment Adviser, in its discretion and in certain circumstances, recommends that certain Funds have ongoing business dealings, arrangements or agreements with persons who are (i) former employees of Goldman Sachs, (ii) affiliates or other portfolio companies of Goldman Sachs or other Accounts, (iii) Goldman Sachs’ employees’ family members and/or relatives and/or certain of their portfolio companies or (iv) persons otherwise associated with an investor in an Account or a portfolio company or service provider of Goldman Sachs or an Account. The Funds may bear, directly or indirectly, the costs of such dealings, arrangements or agreements. These recommendations, and recommendations relating to continuing any such dealings, arrangements or agreements, pose conflicts of interest and may be based on differing incentives due to Goldman Sachs’ relationships with such persons. In particular, when acting on behalf of, and making decisions for, Accounts, the Investment Adviser may take into account Goldman Sachs’ interests in maintaining its relationships and business dealings with such persons. As a result, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.
When the Investment Adviser wishes to place an order for different types of Accounts (including the Funds) for which aggregation is not practicable, the Investment Adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be reasonable. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.
Potential Conflicts Relating to Follow-On Investments
From time to time, the Investment Adviser provides opportunities to Accounts (including potentially the Funds) to make investments in companies in which certain Accounts have already invested. Such follow-on investments can create conflicts of interest, such as the determination of the terms of the new investment and the allocation of such opportunities among Accounts (including the Funds). Follow-on investment opportunities may be available to the Funds notwithstanding that the Funds have no existing investment in the issuer, resulting in the assets of the Funds potentially providing value to, or otherwise supporting the investments of, other Accounts. Accounts (including the Funds) may also participate in releveraging, recapitalization, and similar transactions involving companies in which other Accounts have invested or will invest. Conflicts of interest in these and other transactions arise between Accounts (including the Funds) with existing investments in a company and Accounts making subsequent investments in the company, which have opposing interests regarding pricing and other terms. The subsequent investments may dilute or otherwise adversely affect the interests of the previously-invested Accounts (including the Funds).
Diverse Interests of Shareholders
It should be expected that the various types of investors in and beneficiaries of the Funds, including to the extent applicable the Investment Adviser and its affiliates, have conflicting investment, tax and other interests with respect to their interests in the Funds. When considering a potential investment for a Fund, the Investment Adviser will generally consider the investment objectives of the Fund, not the investment objectives of any particular investor or beneficiary. The Investment Adviser makes decisions, including with respect to tax matters, from time to time that will be more beneficial to one type of investor or beneficiary than another, or to the Investment Adviser and its affiliates than to investors or beneficiaries unaffiliated with the Investment Adviser. In addition, Goldman Sachs faces certain tax risks based on positions taken by the Funds, including as a withholding agent. Goldman Sachs reserves the right on behalf of itself and its affiliates to take actions adverse to the Funds or other Accounts in these circumstances, including withholding amounts to cover actual or potential tax liabilities.
Selection of Service Providers
The Funds expect to engage service providers (including attorneys and consultants) that in certain cases also provide services to Goldman Sachs and other Accounts. In addition, certain service providers to the Investment Adviser or Funds are also portfolio companies or other affiliates of the Investment Adviser or other Accounts (for example, a portfolio company of an Account may retain a portfolio company of another Account). To the extent it is involved in such selection, the Investment Adviser intends to select these service providers based on a number of factors, including expertise and experience, knowledge of related or similar products, quality of service, reputation in the marketplace, relationships with the Investment Adviser, Goldman Sachs or others, and price. These service providers may have business, financial, or other relationships with Goldman Sachs (including its personnel), which may influence the Investment Adviser’s selection of these service providers for the Funds. In such circumstances, there is a conflict of interest between Goldman Sachs (acting on behalf of the Funds) and the Funds or between Funds if the Funds determine not to engage or continue to engage these service providers.
The Investment Adviser may, in its sole discretion, determine to provide, or engage or recommend an affiliate of the Investment Adviser to provide, certain services, including, but not limited to, services such as internal legal and accounting services, to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular Fund and applicable law, the Investment Adviser or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, the Investment Adviser faces a conflict of interest when selecting or recommending service providers for the Funds. Notwithstanding the foregoing, the selection or recommendation of service providers for the Funds will be conducted in accordance with the Investment Adviser’s fiduciary obligations to the Funds. The service providers selected or recommended by the Investment Adviser may charge different rates to different recipients based on the specific services provided, the personnel providing the services, the complexity of the services provided or other factors. As a result, the rates paid with respect to these service providers by a Fund, on the one hand, may be more or less favorable than the rates paid by Goldman Sachs, including the Investment Adviser, on the other hand. In addition, the rates paid by the Investment Adviser or the Funds, on the one hand, may be more or less favorable than the rates paid by other parts of Goldman Sachs or Accounts managed by other parts of Goldman Sachs, on the other hand. Goldman Sachs (including the Investment Adviser), its personnel, and/or Accounts may hold investments in companies that provide services to entities in which the Funds invest generally, and, subject to applicable law, the Investment Adviser may refer or introduce such companies’ services to entities that have issued securities held by the Funds.
Investments in Goldman Sachs Funds
To the extent permitted by applicable law, the Funds will, from time to time invest in money market and/or other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment. To the extent consistent with applicable law, certain Funds that invest in other funds sponsored, managed or advised by Goldman Sachs pay advisory fees to the Investment Adviser that are not reduced by any fees payable by such other funds to Goldman Sachs as manager of such other funds (i.e., there will be “double fees” involved in making any such investment, which would not arise in connection with the direct allocation of assets by investors in the Funds to such other funds). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.
The Investment Adviser, from time to time, manages Accounts (including the Funds), which may, individually or in the aggregate, own a substantial amount of the Funds. Further, the Investment Adviser, its affiliates, or another entity (i.e., a seed investor) may invest in the Funds at or near the establishment of such Funds, which may facilitate the Funds achieving a specified size or scale. Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund. Such redemptions could have a significant negative impact on the Fund, including on its liquidity.
Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.
Distributions of Assets Other Than Cash
With respect to redemptions from the Funds, the Funds will, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Investment Adviser will sometimes have a potentially conflicting division of loyalties and responsibilities to redeeming investors and remaining investors.
Goldman Sachs Will Act in a Capacity Other Than Investment Adviser to the Funds
Investments in and Advice Regarding Different Parts of an Issuer’s Capital Structure
In some cases, Goldman Sachs (including the Investment Adviser) or Accounts, on the one hand, and the Funds, on the other hand, invest in or extend credit to different parts of the capital structure of a single issuer. As a result, Goldman Sachs (including the Investment Adviser) or Accounts may take actions that adversely affect the Funds. In addition, in some cases, Goldman Sachs (including the Investment Adviser) advises Accounts with respect to different parts of the capital structure of the same issuer, or classes of securities that are subordinate or senior to securities, in which the Funds invest. Goldman Sachs (including the Investment Adviser) is able to pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of itself or other Accounts with respect to an issuer in which the Funds have invested, and such actions (or inaction) may have a material adverse effect on the Funds.
For example, in the event that Goldman Sachs (including the Investment Adviser) or an Account holds loans, securities or other positions in the capital structure of an issuer that ranks senior in preference to the holdings of a Fund in the same issuer, and the issuer experiences financial or operational challenges, Goldman Sachs (including the Investment Adviser), acting on behalf of itself or the Account, may seek a liquidation, reorganization or restructuring of the issuer that has, or terms in connection with the foregoing, that have, an adverse effect on or otherwise conflict with the interests of the Fund’s holdings in the issuer. In connection with any such liquidation, reorganization or restructuring, the Fund’s holdings in the issuer may be extinguished or substantially diluted, while Goldman Sachs (including the Investment Adviser) or another Account recovers some or all of the amounts due to them. In addition, in connection with any lending arrangements involving the issuer in which Goldman Sachs (including the Investment Adviser) or an Account participates, Goldman Sachs (including the Investment Adviser) or the Account may seek to exercise its rights under the applicable loan agreement or other document, in a manner detrimental to the Fund. In situations in which Goldman Sachs (including the Investment Adviser) holds positions in multiple parts of the capital structure of an issuer across Accounts (including the Funds), the Investment Adviser may not pursue actions or remedies available to the Fund, as a result of legal and regulatory requirements or otherwise.
These potential issues are examples of conflicts that Goldman Sachs (including the Investment Adviser) will face in situations in which the Funds, and Goldman Sachs (including the Investment Adviser) or other Accounts, invest in or extend credit to different parts of the capital structure of a single issuer. Goldman Sachs (including the Investment Adviser) addresses these issues based on the circumstances of particular situations. For example, Goldman Sachs (including the Investment Adviser) relies on information barriers between different Goldman Sachs (including the Investment Adviser) business units or portfolio management teams. Goldman Sachs (including the Investment Adviser) in some circumstances relies on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.
As a result of the various conflicts and related issues described above and the fact that conflicts will not necessarily be resolved in favor of the interests of the Funds, the Funds could sustain losses during periods in which Goldman Sachs (including the Investment Adviser) and other Accounts (including Accounts sponsored, managed or advised by the Investment Adviser) achieve profits generally or with respect to particular holdings in the same issuer, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed. It should be expected that the negative effects described above will be more pronounced in connection with transactions in, or the Funds’ use of, small capitalization, emerging market, distressed or less liquid strategies.
Principal and Cross Transactions
When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of certain Funds (for example, those employing taxable fixed income, municipal bond fixed income and structured investment strategies), may (but is under no obligation or other duty to) enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser or its affiliates and cause the Funds to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There are potential conflicts of interest, regulatory issues or restrictions contained in the Investment Adviser’s internal policies relating to these transactions which could limit the Investment Adviser’s determination and/or ability to engage in these transactions for Accounts (including the Funds). In certain circumstances such as when Goldman Sachs is the only or one of a few participants in a particular market or is one of the largest such participants, such limitations will eliminate or reduce the availability of certain investment opportunities to Accounts (including the Funds) or impact the price or terms on which transactions relating to such investment opportunities may be effected.
Goldman Sachs will have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. The Investment Adviser has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some Accounts relative to other Accounts, including the Funds, due to the relative amount of market savings obtained by the Accounts, and cross transactions may be effected at different prices for different Accounts due to differing legal and/or regulatory requirements applicable to such Accounts. Certain Accounts are also prohibited from participating in cross transactions, even if consent is obtained. Where principal, cross or agency cross transactions are not prohibited, such transactions will be effected in accordance with fiduciary requirements and applicable law (which include disclosure and consent).
Goldman Sachs Acting in Multiple Commercial Capacities
To the extent permitted by applicable law, an issuer in which a Fund has an interest may hire Goldman Sachs to provide underwriting, merger advisory, other financial advisory, placement agency, foreign currency hedging, research, asset management services, brokerage services or other services to the issuer. Furthermore, Goldman Sachs sponsors, manages, advises or provides services to affiliated Underlying Funds (or their personnel) in which the Funds invest. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Funds will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and in connection with providing such services takes commercial steps in its own interest, or advises the parties to which it is providing services, or takes other actions. Such actions may benefit Goldman Sachs. For example, Goldman Sachs may require repayment of all or part of a loan from a company in which an Account (including a Fund) holds an interest, which could cause the company to default or be required to liquidate its assets more rapidly, which could adversely affect the value of the company and the value of the Funds invested therein. If Goldman Sachs advises a company to make changes to its capital structure, the result would be a reduction in the value or priority of a security held (directly or indirectly) by one or more Funds. In addition, underwriters, placement agents or managers of initial public offerings, including Goldman Sachs, often require the Funds who hold privately placed securities of a company to execute a lock-up agreement prior to such company’s initial public offering restricting the resale of the securities for a period of time before and following the IPO. As a result, the Investment Adviser will be restricted from selling the securities in such Funds at a more favorable price. Actions taken or advised to be taken by Goldman Sachs in connection with other types of transactions may also result in adverse consequences for the Funds. Goldman Sachs faces conflicts of interest in providing and selecting services for the Funds because Goldman Sachs provides many services and has many commercial relationships with companies and affiliated and unaffiliated Underlying Funds (or their applicable personnel). Providing services to the Funds and companies (or their personnel) in which the Funds invest enhances Goldman Sachs’ relationships with various parties, facilitates additional business development and enables Goldman Sachs to obtain additional business and/or generate additional revenue. The Funds will not be entitled to compensation related to any such benefit to businesses of Goldman Sachs. In addition, such relationships may adversely impact the Funds, including, for example, by restricting potential investment opportunities, as described below, incentivizing the Investment Adviser to take or refrain from taking certain actions on behalf of the Funds when doing so would be adverse to such business relationships, and/or influencing the Investment Adviser’s selection or recommendation of certain investment products and/or strategies over others.
Certain of Goldman Sachs’ activities on behalf of its clients also restrict investment opportunities that are otherwise available to the Funds. For example, Goldman Sachs is often engaged by companies as a financial advisor, or to provide financing or other services, in connection with commercial transactions that are potential investment opportunities for the Funds. There are circumstances in which the Funds are precluded from participating in such transactions as a result of Goldman Sachs’ engagement by such companies. In addition, in connection with an equity offering of securities of a portfolio company for which Goldman Sachs is acting as an underwriter, Accounts may, in certain instances, be subject to regulatory restrictions (in addition to contractual restrictions) on their ability to sell equity securities of the portfolio company for a period after completion of the offering. Goldman Sachs reserves the right to act for these companies in such circumstances, notwithstanding the potential adverse effect on the Funds. Goldman Sachs (including the Investment Adviser) also represents creditor or debtor companies in proceedings under Chapter 11 of the U.S. Bankruptcy Code (and equivalent non-U.S. bankruptcy laws) or prior to these filings. From time to time, Goldman Sachs (including the Investment Adviser) serves on creditor or equity committees. It should be expected that these actions, for which Goldman Sachs may be compensated, will limit or preclude the flexibility that the Funds otherwise have to buy or sell securities issued by those companies, as well as certain other assets. Please also see “—Management of the Funds by the Investment Adviser—Considerations Relating to Information Held by Goldman Sachs” above and “—Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds” below.
Goldman Sachs is frequently engaged as a financial advisor or financing provider to corporations and other entities and their management teams in connection with the sale of those companies or some or all of their assets, and Goldman Sachs’ compensation in connection with these engagements may be substantial. Goldman Sachs’ compensation for those engagements is usually based upon sales proceeds and is contingent, in substantial part, upon a sale. As a result, because sellers generally require Goldman Sachs to act exclusively on their behalf, Accounts will be precluded in many instances from attempting to acquire securities of, or providing financing to, the business being sold or otherwise participate as a buyer in the transaction. Goldman Sachs’ decision to take on seller engagements is based upon a number of factors, including the likelihood in any particular situation that the successful buyer will be a financial purchaser rather than a strategic purchaser, the likelihood that any Accounts will be involved in the financing of that transaction and the compensation Goldman Sachs might receive by representing the seller. On occasion, Goldman Sachs may be given a choice by a seller of acting as its agent, as a potential purchaser of securities or assets, or as a buyer’s source of financing through Accounts. Goldman Sachs reserves the right to act as the seller’s agent in those circumstances, even where this choice may preclude Accounts from acquiring the relevant securities or assets.
Goldman Sachs also represents potential buyers of businesses, including private equity sponsors, and Goldman Sachs’ compensation in connection with these representations may be substantial. In these cases, Goldman Sachs’ compensation is usually a flat fee that is contingent, in substantial part, upon a purchase. Accordingly, Goldman Sachs may have an incentive to direct an acquisition opportunity to one of these parties rather than to Accounts or to form a consortium with one or more of these parties to bid for the acquisition opportunity, thereby eliminating or reducing the investment opportunity available to Accounts. Furthermore, Goldman Sachs may seek to provide acquisition financing to one or more other bidders in these auctions, including in situations where an Account is bidding for the asset. Moreover, Goldman Sachs may provide financing to an Account in situations where it is also offering financing to one or more other bidders. When Goldman Sachs represents a buyer seeking to acquire a particular business, or provides financing to a buyer in connection with an acquisition, Accounts may be precluded from participating in the financing of the acquisition of that business. Goldman Sachs’ buyer and financing assignments may include representation of clients who would not permit either Goldman Sachs or affiliates thereof, potentially including Accounts, to invest in the acquired company. In this case, none of the Investment Adviser or its affiliates, including Accounts, would be allowed to participate as an investor. In some cases, a buyer represented by Goldman Sachs may invite Investment Adviser and certain Accounts to participate in the investment. Alternatively, Investment Adviser and certain Accounts may be invited to provide financing for this type of purchase. Each of these situations is likely to present difficult competing considerations involving conflicts of interest. In addition, Goldman Sachs may accept buyer advisory assignments in respect of a company in which Accounts have an investment. Accounts may be precluded from selling their investment during the assignment. Goldman Sachs evaluates potential buyer assignments in light of factors similar to those that will be considered in engaging in seller assignments.

Subject to applicable law, the Investment Adviser is incentivized to cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in Goldman Sachs or other Accounts being relieved of obligations or otherwise divested of investments. For example, subject to applicable law certain Funds may acquire securities or indebtedness of a company affiliated with Goldman Sachs directly or indirectly through syndicate or secondary market purchases, or make a loan to, or purchase securities from, a company that uses the proceeds to repay loans made by Goldman Sachs. These activities by a Fund may enhance the profitability of Goldman Sachs or other Accounts with respect to their investment in and activities relating to such companies. The Fund will not be entitled to compensation as a result of this enhanced profitability.
To the extent permitted by applicable law, Goldman Sachs (including the Investment Adviser) creates, writes, sells, issues, invests in or acts as placement agent or distributor of derivative instruments related to the Funds, or with respect to underlying securities or assets of the Funds or which are be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.
Goldman Sachs makes loans to, and enters into margin, asset-based or other credit facilities or similar transactions with, clients, companies or individuals that are secured by publicly or privately held securities or other assets, including a client’s Fund shares as described above. Some of these borrowers are public or private companies, or founders, officers or shareholders in companies in which the Funds (directly or indirectly) invest, and such loans may be secured by securities of such companies, which may be the same as, pari passu with, or more senior or junior to, interests held (directly or indirectly) by the Funds. In connection with its rights as lender, Goldman Sachs acts to protect its own commercial interest and may take actions that adversely affect the borrower, including by liquidating or causing the liquidation of securities on behalf of a borrower or foreclosing and liquidating such securities in Goldman Sachs’ own name. Such actions will adversely affect the Funds (if, for example, a large position in a security is liquidated, among the other potential adverse consequences will be that the value of such security will decline rapidly and the Funds will in turn decline in value or will be unable to liquidate their positions in such security at an advantageous price or at all). In addition, Goldman Sachs may make loans to shareholders or enter into similar transactions that are secured by a pledge of, or mortgage over, a shareholder’s Fund shares, which would provide Goldman Sachs with the right to redeem such Fund shares in the event that such shareholder defaults on its obligations. These transactions and related redemptions may be significant and may be made without notice to the shareholders.
Allocation of Personnel, Services and/or Resources
Conflicts of interest may arise in allocating time, personnel and/or resources of the Investment Adviser among the investment activities of multiple Accounts. The Investment Adviser and other Goldman Sachs personnel who play key roles in managing the Accounts may spend a portion of their time on matters other than or only tangentially related to any particular Account, or may leave the Investment Adviser for another investment group of Goldman Sachs (or may leave Goldman Sachs entirely). Time may be spent on other Goldman Sachs investment activities, including without limitation, investments made on behalf of Goldman Sachs and certain other entities (including special purpose acquisition companies) that are not investment advisory clients of the Investment Adviser. As a result, the other obligations of these individuals could conflict with their responsibilities to any of the Accounts. Further, the Investment Adviser may devote less time, services or resources to sourcing for investments of insufficient size to be expected to be shared with the other Accounts, even where such investment opportunities may be in the best interest of an Account.
Code of Ethics and Personal Trading
Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and Distributor, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons buy and sell securities or other investments for their personal accounts, including investments in the Funds, and also take positions that are the same as, different from, or made at different times than, positions taken (directly or indirectly) by the Funds. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by electronic request to publicinfo@sec.gov. Additionally, all Goldman

Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading. The Investment Adviser requires pre-clearance of personal securities transactions, both public and private, by the Investment Adviser personnel and the Investment Adviser can deny any such transaction in its discretion. In order to address potential conflicts of interest with the Accounts and other legal and regulatory restrictions (such as when the Investment Adviser has confidential information about a portfolio company), Goldman Sachs maintains a list of securities in which the Investment Adviser personnel cannot trade. Additionally, the Investment Adviser generally does not allow its personnel to purchase securities of single-name public issuers.
Proxy Voting by the Investment Adviser
The Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Investment Adviser in respect of securities held by the Funds may benefit the interests of Goldman Sachs and/or Accounts other than the Funds. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “PROXY VOTING.”
Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds
The Investment Adviser restricts its investment decisions and activities on behalf of the Funds in various circumstances, including as a result of applicable regulatory requirements, information held by the Investment Adviser or Goldman Sachs, Goldman Sachs’ roles in connection with other clients and in the capital markets (including in connection with advice it gives to such clients or commercial arrangements or transactions that are undertaken by such clients or by Goldman Sachs), Goldman Sachs’ internal policies and/or potential reputational risk in connection with Accounts (including the Funds). In certain cases, the Investment Adviser will not engage in transactions or other activities for, or enforce certain rights in favor of, one or more Funds due to Goldman Sachs’ activities outside the Funds (e.g., the Investment Adviser may refrain from making investments for the Funds that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.
In addition, in certain circumstances, the Investment Adviser restricts, limits or reduces the amount of a Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Goldman Sachs and other Accounts) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests. For example, such limitations may exist if a position or transaction could require a filing or license or other regulatory or corporate consent, which could, among other things, result in additional costs and disclosure obligations for, or impose regulatory restrictions on, Goldman Sachs, including the Investment Adviser, or on other Accounts, or where exceeding a threshold is prohibited or results in regulatory or other restrictions. In certain cases, restrictions and limitations will be applied to avoid approaching such threshold. Circumstances in which such restrictions or limitations arise include, without limitation: (i) a prohibition against owning more than a certain percentage of an issuer’s securities; (ii) a “poison pill” that has a dilutive impact on the holdings of the Fund should a threshold be exceeded; (iii) provisions that cause Goldman Sachs to be considered an “interested stockholder” of an issuer; (iv) provisions that cause Goldman Sachs to be considered an “affiliate” or “control person” of the issuer; and (v) the imposition by an issuer (through charter amendment, contract or otherwise) or governmental, regulatory or self-regulatory organization (through law, rule, regulation, interpretation or other guidance) of other restrictions or limitations. In addition, due to regulatory restrictions, certain Accounts are prohibited from, or are subject to certain restrictions when, trading with or through Goldman Sachs, engaging Goldman Sachs as a service provider or purchasing investments issued or managed by Goldman Sachs.
When faced with the foregoing limitations, Goldman Sachs will generally avoid exceeding the threshold because exceeding the threshold could have an adverse impact on the ability of the Investment Adviser or Goldman Sachs to conduct its business activities. The Investment Adviser may also reduce a Fund’s interest in, or restrict a Fund from participating in, an investment opportunity that has limited availability or where Goldman Sachs has determined to cap its aggregate investment in consideration of certain regulatory or other requirements so that other Accounts that pursue similar investment strategies are able to acquire an interest in the investment opportunity. In some cases, the Investment Adviser determines not to engage in certain transactions or activities beneficial to the

Funds because engaging in such transactions or activities in compliance with applicable law would result in significant cost to, or administrative burden on, the Investment Adviser or create the potential risk of trade or other errors.
The Investment Adviser generally is not permitted to use material non-public information in effecting purchases and sales in transactions for the Funds that involve public securities. The Investment Adviser may limit an activity or transaction (such as a purchase or sale transaction) which might otherwise be engaged in by the Funds, including as a result of information held by Goldman Sachs (including the Investment Adviser or its personnel). For example, directors, officers and employees of Goldman Sachs may take seats on the boards of directors of, or have board of directors observer rights with respect to, companies in which Goldman Sachs invests on behalf of the Funds. To the extent a director, officer or employee of Goldman Sachs were to take a seat on the board of directors of, or have board of directors observer rights with respect to, a public company, the Investment Adviser (or certain of its investment teams) may be limited and/or restricted in its or their ability to trade in the securities of the company. In addition, any such director, officer or employee of Goldman Sachs that is a member of the board of directors of a portfolio company may have duties in his or her capacity as a director that conflict with the Investment Adviser’s duties to Accounts, and may act in a manner that disadvantages or otherwise harms a Fund and/or Goldman Sachs. In addition, the Investment Adviser may, in its sole discretion, determine to limit the information it receives in respect of an investment opportunity to avoid receiving material non-public information. As a result, other investors may be in possession of information in respect of investments, which, if known to the Investment Adviser, might cause the Investment Adviser to not make such investment, to seek to dispose of, retain or increase interests in such investments, or take other actions. Any decision by the Investment Adviser to limit access to such information may be disadvantageous to an Account.
Different areas of Goldman Sachs come into possession of material non-public information regarding an issuer of securities held by an Underlying Fund in which an Account invests. In the absence of information barriers between such different areas of Goldman Sachs or under certain other circumstances, the Account will be prohibited, including by internal policies, from trading, redeeming from or otherwise disposing of such security or such Underlying Fund during the period such material non-public information is held by such other part of Goldman Sachs, which period may be substantial. As a result, the Account would not be permitted to redeem from an Underlying Fund in whole or in part during periods when it otherwise would have been able to do so, which could adversely affect the Account. Other investors in the Underlying Fund that are not subject to such restrictions may be able to redeem from the Underlying Fund during such periods.
In addition, the Investment Adviser’s clients may partially or fully fund a new Account with in-kind securities in which the Investment Adviser is restricted. In such circumstances, the Investment Adviser will generally sell any such securities at the next available trading window, subject to operational and technological limitations (unless such securities are subject to another express arrangement), requiring such Accounts to dispose of investments at an earlier or later date and/or at a less favorable price than would otherwise have been the case had the Investment Adviser not been so restricted. Accounts will be responsible for all tax liabilities that result from any such sale transactions.
The Investment Adviser operates a program reasonably designed to ensure compliance generally with economic and trade sanctions-related obligations applicable directly to its activities (although such obligations are not necessarily the same obligations to which any particular Fund is subject). Such economic and trade sanctions may prohibit, among other things, transactions with and the provision of services to, directly or indirectly, certain countries, territories, entities and individuals. It should be expected that these economic and trade sanctions, if applicable, and the application by the Investment Adviser of its compliance program in respect thereof, will restrict or limit the Funds’ investment activities, and may require the Investment Adviser to cause a Fund to sell its position in a particular investment at an inopportune time and/or when the Investment Adviser would otherwise not have done so.
The Investment Adviser may determine to limit or not engage at all in transactions and activities on behalf of the Funds for reputational, legal or other reasons. Examples of when such determinations may be made include, but are not limited to, where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related activity or transaction to that being considered on behalf of the Funds, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, where there are political, public relations, or other reputational considerations relating to counterparties or other participants in such activity or transaction or where such activity or transaction on behalf of or in respect of the Funds could affect in tangible or intangible ways Goldman Sachs, the Investment Adviser, an Account or their activities.

Goldman Sachs has and seeks to have long-term relationships with many significant participants in the financial markets. Goldman Sachs also has and seeks to have longstanding relationships with, and regularly provides financing, investment banking services and other services to, a significant number of corporations and private equity sponsors, leveraged buyout and hedge fund purchasers, and their respective senior managers, shareholders and partners. Some of these purchasers may directly or indirectly compete with Accounts for investment opportunities. Goldman Sachs considers these relationships in its management of Accounts. In this regard, there may be certain investment opportunities or certain investment strategies that Goldman Sachs (i) does not undertake on behalf of Accounts in view of these relationships, or (ii) refers to clients (in whole or in part) instead of retaining for Accounts. Similarly, Goldman Sachs may take the existence and development of such relationships into consideration in the management of Fund portfolios. Without limiting the generality of the foregoing, there may, for example, be certain strategies involving the acquisition, management or realization of particular investments that an Account will not employ in light of these relationships, as well as investment opportunities or strategies that an Account will not pursue in light of their potential impact on other areas of Goldman Sachs or on Account investments or be unable to pursue as a result of non-competition agreements or other similar undertakings made by Goldman Sachs.
Goldman Sachs will consider its client relationships and the need to preserve its reputation in its management of Accounts and, as a result, (i) there may be certain investment opportunities or strategies that Goldman Sachs will not undertake on behalf of Funds or will refer to one or more Funds but not others, (ii) there may be certain rights or activities that Goldman Sachs will not undertake on behalf of Funds (including in respect of director representation and recusal), or (iii) there may be certain investments that, in certain limited circumstances, are sold, disposed of or restructured earlier or later than otherwise expected.
In order to engage in certain transactions on behalf of a Fund, the Investment Adviser will also be subject to (or cause the Fund to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser and/or the Fund are required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearing houses and other venues, or are required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue often result in the Investment Adviser and/or the Fund being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.
From time to time, a Fund, the Investment Adviser or its affiliates and/or their service providers or agents are required, or determine that it is advisable, to disclose certain information about the Fund, including, but not limited to, investments held by the Fund, and the names and percentage interest of beneficial owners thereof (and the underlying beneficial owners of such beneficial owners), to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, the Investment Adviser or the Fund. The Investment Adviser generally expects to comply with requests to disclose such information as it so determines including through electronic delivery platforms; however, in some cases, the Investment Adviser will cause the sale of certain assets for the Fund rather than make certain required disclosures, at a time that is inopportune from a pricing or other standpoint. In addition, the Investment Adviser may provide third parties with aggregated data regarding the activities of, or certain performance or other metrics associated with the Accounts, and the Investment Adviser may receive compensation from such third parties for providing them such information.
Goldman Sachs may become subject to additional restrictions on its business activities that could have an impact on the Funds’ activities. In addition, the Investment Adviser may restrict its investment decisions and activities on behalf of the Funds and not other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser.
Brokerage Transactions
The Investment Adviser often selects U.S. and non-U.S. broker-dealers (including affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, Investment Adviser affiliates and other Goldman Sachs personnel with proprietary or third-party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process. These brokerage and research services may be bundled with the trade execution, clearing or settlement services provided by a particular broker-dealer and, subject to applicable law, the Investment Adviser may pay for such brokerage and research services with client commissions (or “soft dollars”). There are instances or situations in which such practices are subject to restrictions under applicable law. For example, the EU’s Markets in Financial Instruments Directive II (“MiFID II”) restricts EU domiciled investment advisers from receiving research and other materials that do not qualify as “acceptable minor non-monetary benefits” from broker-dealers unless the research or materials are paid for by the investment advisers from their own resources or from research payment accounts funded by and with the agreement of their clients.
Accounts differ with regard to whether and to what extent they pay for brokerage and research services through commissions and, subject to applicable law, brokerage and research services may be used to service the Funds and any or all other Accounts throughout the Investment Adviser, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Funds based on the relative amount of commissions paid by the Funds and in particular those Accounts that do not pay for brokerage and research services or do so to a lesser extent, including in connection with the establishment of maximum budgets for research costs (and switching to execution-only pricing when maximums are met). The Investment Adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.
Aggregation of Orders by the Investment Adviser
The Investment Adviser follows policies and procedures pursuant to which it may (but is not required to) combine or aggregate purchase or sale orders for the same security or other instrument for multiple Accounts (including Accounts in which Goldman Sachs or personnel of Goldman Sachs have an interest) (sometimes referred to as “bunching”), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. The Investment Adviser aggregates orders when the Investment Adviser considers doing so to be operationally feasible and appropriate and in the interests of its clients and may elect block trade treatment when available. In addition, under certain circumstances orders for the Funds may be aggregated with orders for Accounts that contain Goldman Sachs assets.
When a bunched order or block trade is completely filled, or if the order is only partially filled, at the end of the day, the Investment Adviser generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on the Funds’ relative sizes. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).
Although it may do so in certain circumstances, the Investment Adviser does not always bunch or aggregate orders for different Funds, elect block trade treatment or net buy and sell orders for the same Fund, if portfolio management decisions relating to the orders are made by different portfolio management teams or if different portfolio management processes are used for different account types, if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective, or if doing so would not be appropriate in light of applicable regulatory considerations, which may differ among Accounts. For example, time zone differences, trading instructions, cash flows, separate trading desks or portfolio management processes may, among other factors, result in separate, non-aggregated, non-netted executions, with orders in the same instrument being entered for different Accounts at different times or, in the case of netting, buy and sell trades for the same instrument being entered for the same Account. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated orders than on orders for Funds that are not aggregated, and incur lower transaction costs on netted orders than orders that are not netted. The Investment Adviser is under no obligation or other duty to aggregate or net for particular orders. Where orders for a Fund are not aggregated with other orders, or not netted against orders for the Fund or other Accounts, the Fund will not benefit from a better price and lower commission rate or lower transaction cost that might have been available had the orders been aggregated or netted. Aggregation and netting of orders may disproportionately benefit some Accounts relative to other Accounts, including a Fund, due to the relative amount of market savings obtained by the Accounts. The Investment Adviser may aggregate orders of Accounts that are subject to MiFID II (“MiFID II Advisory Accounts”) with orders of Accounts not subject to MiFID II, including those that generate soft dollar commissions (including the Funds) and those that restrict the use of soft dollars. All Accounts included in an aggregated order with MiFID II Advisory Accounts pay (or receive) the same average price for the security and the same execution costs (measured by rate). However, MiFID II Advisory Accounts included in an aggregated order may pay commissions at “execution-only” rates below the total commission rates paid by Accounts included in the aggregated order that are not subject to MiFID II.
PORTFOLIO TRANSACTIONS AND BROKERAGE
The portfolio transactions for the Funds are generally effected at a net price without a broker’s commission (i.e., a dealer is dealing with a Fund as principal and receives compensation equal to the spread between the dealer’s cost for a given security and the resale price of such security). In certain foreign countries, debt securities are traded on exchanges at fixed commission rates. In connection with portfolio transactions, the Management Agreements provide that the Investment Advisers shall attempt to obtain the most favorable execution and net price available. The Management Agreements provide that, on occasions when an Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which an Investment Adviser or an affiliate acts as Investment Adviser), a Fund, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the applicable Investment Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the applicable Fund and such other customers. In some instances, this procedure may adversely affect the size and price of the position obtainable for a Fund. The Management Agreements permit each Investment Adviser, in its discretion, to purchase and sell portfolio securities to and from dealers who provide the Trust with brokerage or research services in which dealers may execute brokerage transactions at a higher cost to the Fund. Brokerage and research services furnished by firms through which the Funds effect their securities transactions may be used by the Investment Adviser in servicing other accounts and not all of these services may be used by the Investment Advisers in connection with the specific Fund generating the brokerage credits. Such research or other services may include research reports on companies, industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. The fees received under the Management Agreements are not reduced by reason of an Investment Adviser receiving such brokerage and research services.
Such services are used by an Investment Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund, and the services furnished by such brokers may be used by an Investment Adviser in providing management services for the Trust. An Investment Adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which an Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to an Investment Adviser. An Investment Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations– even as to the portion that would be eligible if accounted for separately.
The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which an Investment Adviser does business. Participating in commission sharing and client commission arrangements may enable an Investment Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. Each Investment Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Investment Adviser might not be provided access to absent such arrangements.
The Funds are prohibited, in accordance with Rule 12b-1 under the Act, from compensating a broker or dealer for any promotion or sale of Fund shares by directing to such broker or dealer the Trust’s portfolio transactions or by making any payment to such broker or dealer received or to be received (which payment may include commissions, mark-ups or mark-downs or other fees) from the Trust’s portfolio transactions effected through another broker or dealer. However, the Funds may direct portfolio transactions to a broker or dealer that promotes or sells shares of the Trust if the Trust’s Board of Trustees approves policies and procedures designed to ensure that the selection of such brokers is not influenced by considerations about the sale of Trust shares. Accordingly, the Trustees (including a majority of the Trustees who are not interested Trustees) have approved policies permitting the Trust to direct portfolio securities transactions to a broker or dealer that promotes or sells shares of the Trust subject to the prohibitions that: i) all persons responsible for selecting such brokers or dealers (including but not limited to trading desk personnel and portfolio managers) may not take into account in connection with their selections the promotion or sale of shares issued by the Trust or any other registered investment company, and ii) the Trust, the Investment Advisers and Goldman Sachs & Co. LLC as the Trust’s distributor may not enter into any agreement or understanding where the Trust or the Investment Advisers direct, or are expected to direct, portfolio transactions or any payment to a broker or dealer in consideration for the promotion or sale of shares of the Trust or any other registered investment company.
On January 1, 2005, certain Funds began to participate in a Fund commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on the Fund portfolio transactions to the particular Fund from which they were generated. The rebated commissions are expected to be treated as realized capital gains of the Funds.
Subject to the above considerations, the Investment Advisers may use Goldman Sachs or an affiliate as a broker for a Fund. In order for Goldman Sachs or an affiliate, acting as agent, to effect securities or futures transactions for a Fund, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law. The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.
For the fiscal year ended March 31, 2022, the Funds paid approximate brokerage commissions as follows:
Fiscal Year Ended March 31, 2022	Total Brokerage Commissions Paid[1]	Total Brokerage Commissions Paid to Goldman Sachs[2]	Total Amount of Transactions on which Commissions Paid[3]	Amount of Transactions Effected Through Brokers Providing Research[4]	Brokerage Commissions Paid to Brokers Providing Research[4]
Enhanced Income Fund	$49,496	$ 45,141 (100%)	$ 4,685,458,321 (0%)	$0	$0
Short Duration Government Fund	82,327	82,053 (100%)	7,713,730,687 (0%)	0	0
Short Duration Tax-Free Fund	0	0 (0%)	0 (0%)	0	0
Government Income Fund	18,886	18,174 (100%)	1,493,926,496 (0%)	0	0
Dynamic Municipal Income Fund	0	0 (0%)	5,071,207,871 (0%)	0	0
Core Fixed Income Fund	128,608	126,929 (100%)	11,055,031,717 (0%)	0	0
Short Duration Bond Fund	221,469	218,813 (100%)	19,955,806,134 (0%)	0	0
Global Core Fixed Income Fund	0	0 (0%)	4,497,017,510 (0%)	0	0
High Yield Municipal Fund	0	0 (0%)	5,197,839,888 (0%)	0	0
High Yield Fund	0	0 (0%)	4,930,398,035 (0%)	0	0
High Yield Floating Rate Fund	0	0 (0%)	1,575,439,086 (0%)	0	0
Strategic Income Fund	208,926	208,935 (100%)	17,311,741,605 (0%)	0	0
Emerging Markets Debt Fund	71,969	71,969 (100%)	5,844,478,606 (0%)	0	0
U.S. Mortgages Fund	14,070	13,570 (100%)	1,094,299,290 (0%)	0	0
Investment Grade Credit Fund	29,442	29,345 (100%)	2,488,067,732 (0%)	0	0
Bond Fund	57,164	56,543 (100%)	4,667,259,404 (0%)	0	0
Inflation Protected Securities Fund	23,847	0 (0%)	1,779,218,678 (0%)	0	0
Local Emerging Markets Debt Fund	3,716	3,716 (100%)	302,182,589 (0%)	0	0

Fiscal Year Ended March 31, 2022	Total Brokerage Commissions Paid[1]	Total Brokerage Commissions Paid to Goldman Sachs[2]	Total Amount of Transactions on which Commissions Paid[3]	Amount of Transactions Effected Through Brokers Providing Research[4]	Brokerage Commissions Paid to Brokers Providing Research[4]
Long Short Credit Strategies Fund	0	0 (0%)	0	0	0
Income Fund	0	0 (0%)	395,367,781 (0%)	0	0

1
The figures in the table report brokerage commissions from futures transactions.
2
Percentage of total commissions paid to Goldman Sachs from futures transactions.
3
Refers to market value of futures contracts.
4
The information above reflects the full commission amounts paid to brokers that provide research to the Investment Adviser. Only a portion of such commissions pays for research and the remainder of such commissions is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.
Fiscal Year Ended March 31, 2021	Total Brokerage Commissions Paid[1]	Total Brokerage Commissions Paid to Goldman Sachs[2]	Total Amount of Transactions on which Commissions Paid[2,3]	Amount of Transactions Effected Through Brokers Providing Research[4]	Brokerage Commissions Paid to Brokers Providing Research[4]
Enhanced Income Fund	$24,825	$ 24,825 (100%)	$ 2,381,118,758 (0%)	$0	$0
Short Duration Government Fund	86,764	86,764 (100%)	8,711,794,073 (0%)	0	0
Short Duration Tax-Free Fund	0	0 (0%)	0 (0%)	0	0
Government Income Fund	18,466	18,466 (100%)	1,621,959,695 (0%)	0	0
Dynamic Municipal Income Fund	0	0 (0%)	189,679,761 (0%)	0	0
Core Fixed Income Fund	85,971	85,971 (100%)	7,875,899,424 (0%)	0	0
Short Duration Bond Fund	108,407	108,407 (100%)	$ 9,981,446,817 (0%)	0	0
Global Core Fixed Income Fund	0	0 (0%)	5,199,797,395 (0%)	0	0
High Yield Municipal Fund	0	0 (0%)	211,857,513 (0%)	0	0
High Yield Fund	0	0 (0%)	7,178,046,264 (0%)	0	0
High Yield Floating Rate Fund	2,505	0 (0%)	545,630,375 (0%)	0	0
Strategic Income Fund	235,468	235,468 (100%)	19,879,274,274 (0%)	0	0
Emerging Markets Debt Fund	104,499	104,499 (100%)	8,463,744,770 (0%)	0	0
U.S. Mortgages Fund	15,056	15,056 (100%)	1,418,670,259 (0%)	0	0
Investment Grade Credit Fund	38,272	38,272 (100%)	3,366,226,290 (0%)	0	0
Bond Fund	40,936	40,936 (100%)	3,501,263,206 (0%)	0	0
Inflation Protected Securities Fund	15,034	15,034 (100%)	1,307,546,893 (0%)	0	0
Local Emerging Markets Debt Fund	4,719	4,719 (100%)	406,166,460 (0%)	0	0
Long Short Credit Strategies Fund	0	0 (0%)	0 (0%)	0	0
Income Fund	0	0 (0%)	479,294,003 (0%)	0	0

1
The figures in the table report brokerage commissions from futures transactions.
2
Percentages include commissions paid in connection with futures transactions for which Goldman Sachs serves as clearing broker and/or executing broker.
3
Refers to notional value of futures contracts.
4
The information above reflects the full commission amounts paid to brokers that provide research to the Investment Adviser. Only a portion of such commissions pays for research and the remainder of such commissions is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.

For the fiscal year ended March 31, 2020, the Funds paid approximate brokerage commissions as follows:
Fiscal Year Ended March 31, 2020	Total Brokerage Commissions Paid1	Total Brokerage Commissions Paid to Goldman Sachs[2]	Total Amount of Transactions on which Commissions Paid[2,3]	Amount of Transactions Effected Through Brokers Providing Research[4]	Brokerage Commissions Paid to Brokers Providing Research[4]
Enhanced Income Fund	$17,747	$ 17,747 (100%)	$ 1,685,720,427 (100%)	$0	$0
Short Duration Government Fund	112,001	112,001 (100%)	11,782,632,397 (100%)	0	0
Short Duration Tax-Free Fund	0	0 (0%)	0 (0%)	0	0
Government Income Fund	23,213	23,213 (100%)	2,116,823,927 (100%)	0	0
Dynamic Municipal Income Fund	5,392	0 (0%)	561,001,457 (0%)	0	0
Core Fixed Income Fund	74,330	74,330 (100%)	6,707,188,022 (100%)	0	0
Short Duration Bond Fund	86,472	86,472 (100%)	8,778,833,573 (100%)	0	0
Global Core Fixed Income Fund	57,579	0 (0%)	5,101,891,290 (0%)	0	0
High Yield Municipal Fund	5,253	0 (0%)	550,836,313 (0%)	0	0
High Yield Fund	101,460	0 (0%)	8,737,683,442 (0%)	0	0
High Yield Floating Rate Fund	4,260	0 (0%)	342,719,764 (0%)	0	0
Strategic Income Fund	463,781	463,781 (100%)	41,684,988,174 (100%)	0	0
Emerging Markets Debt Fund	105,990	105,990 (100%)	9,394,543,870 (100%)	0	0
U.S. Mortgages Fund	24,339	24,339 (100%)	2,152,984,592 (100%)	0	0
Investment Grade Credit Fund	31,949	31,949 (100%)	2,968,117,418 (100%)	0	0
Bond Fund	58,447	58,447 (100%)	5,264,839,243 (100%)	0	0
Inflation Protected Securities Fund	31,924	31,924 (100%)	2,880,489,260 (100%)	0	0
Local Emerging Markets Debt Fund	7,840	7,840 (100%)	701,446,339 (100%)	0	0
Long Short Credit Strategies Fund	0	0 (0%)	0 (0%)	0	0
Income Fund[5]	715	0 (0%)	64,030,948 (0%)	0	0

1
The figures in the table report brokerage commissions from futures transactions.
2
Percentages include commissions paid in connection with futures transactions for which Goldman Sachs serves as clearing broker and/or executing broker.
3
Refers to notional value of futures contracts.
4
The information above reflects the full commission amounts paid to brokers that provide research to the Investment Adviser. Only a portion of such commissions pays for research and the remainder of such commissions is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.
5
The Income Fund commenced operations on December 3, 2019.
During the fiscal year ended March 31, 2022, the Trust’s regular broker-dealers (as defined in Rule 10b-1 under the Act) were: Citigroup Global Markets Inc., J.P. Morgan Securities PLC, Morgan Stanley & Co. LLC, BofA Securities, Inc., Merrill Lynch International, Barclays Bank PLC, UBS AG, RBC Europe Limited, Citadel Securities LLC, and Deutsche Bank AG-London Branch.
As of March 31, 2022, those Funds not listed below held no securities of their regular broker-dealers. As of the same date, the following Funds held the following amounts of securities of their regular broker-dealers (as defined in Rule 10b-1 under the Act) or the parent entities of such broker-dealers ($ in thousands):
Fund	Broker/Dealer	Amount (000s)
Enhanced Income Fund	Citigroup Global Markets Inc.	45,141
Short Duration Bond Fund	Citigroup Global Markets Inc.	182,663
	J.P. Morgan Securities PLC	11,876
	Morgan Stanley & Co. LLC	7,540
	BofA Securities, Inc.	5,247
	Nomura Securities International, Inc.	3,774
	Barclays Capital Inc.	2,548

Fund	Broker/Dealer	Amount (000s)
	Merrill Lynch International	2,889
	UBS AG	597
	RBC Europe Limited	940
	BNP Paribas-London Branch	605
Short Duration Government Fund	Citigroup Global Markets Inc.	77,567
	BofA Securities, Inc.	1,854
	Morgan Stanley & Co. LLC	1,608
	J.P. Morgan Securities PLC	951
	Barclays Capital Inc.	73
Bond Fund	Citigroup Global Markets Inc.	42,094
	J.P. Morgan Securities PLC	5,308
	Morgan Stanley & Co. LLC	3,109
	BofA Securities, Inc.	2,643
	Barclays Capital Inc.	845
	Nomura Securities International, Inc.	1,016
	Merrill Lynch International	778
	UBS AG	287
	RBC Europe Limited	252
	BNP Paribas-London Branch	190
Core Fixed Income Fund	Citigroup Global Markets Inc.	103,606
	J.P. Morgan Securities PLC	7,579
	Morgan Stanley & Co. LLC	4,806
	BofA Securities, Inc.	6,014
	Barclays Capital Inc	1,243
	UBS AG	101
	Nomura Securities International, Inc.	1,594
	Merrill Lynch International	1,244
	RBC Europe Limited	399
	BNP Paribas-London Branch	280
Global Core Fixed Income Fund	Citigroup Global Markets Inc.	15,118
	J.P. Morgan Securities PLC	19,716
	Morgan Stanley & Co. LLC	6,537
	Barclays Capital Inc.	5,408
	Deutsche Bank AG-London Branch	1,852
	Citigroup Global Markets Limited	1,143
	Merrill Lynch International	1,079
	Nomura Securities International, Inc.	1,042
	UBS AG	833
	RBC Europe Limited	261
Income Fund	Citigroup Global Markets Inc.	4,489
	Morgan Stanley & Co. LLC	231
	UBS AG	9
	Barclays Capital Inc.	32
	J.P. Morgan Securities PLC	45
Government Income Fund	Citigroup Global Markets Inc.	15,195
	Morgan Stanley & Co. LLC	1,179
	Barclays Capital Inc.	46
	J.P. Morgan Securities PLC	617

Fund	Broker/Dealer	Amount (000s)
	BofA Securities, Inc.	1,137
Strategic Income Fund	Citigroup Global Markets Inc.	154,107
	J.P. Morgan Securities PLC	20,821
	Morgan Stanley & Co. LLC	12,629
	Nomura Securities International, Inc.	6,732
	Merrill Lynch International	5,186
	Barclays Capital Inc.	4,847
	RBC Europe Limited	1,680
	BNP Paribas-London Branch	1,091
	UBS AG	1,058
	BofA Securities, Inc.	661
Inflation Protected Securities Fund	Citigroup Global Markets Inc.	19,153
	Morgan Stanley & Co. LLC	1,087
	Barclays Capital Inc.	41
	J.P. Morgan Securities PLC	808
	BofA Securities, Inc.	1,134
High Yield Municipal Fund	Citigroup Global Markets Inc.	62,033
High Yield Fund	Citigroup Global Markets Inc.	53,206
	Morgan Stanley & Co. LLC	4,276
	Barclays Capital Inc.	175
	J.P. Morgan Securities OLC	2,714
High Yield Floating Rate Fund	Citigroup Global Markets Inc.	21,585
Investment Grade Credit Fund	Citigroup Global Markets Inc.	27,720
	Morgan Stanley & Co. LLC	1,196
	BofA Securities, Inc.	13
	Barclays Capital Inc.	47
	Deutsche Bank AG-London Branch	5
	J.P. Morgan Securities PLC	362
Dynamic Municipal Income Fund	Citigroup Global Markets Inc.	60,668
U.S. Mortgages Fund	BofA Securities, Inc.	588
	Citigroup Global Markets Inc.	11,778
	Morgan Stanley & Co. LLC	635
	Barclays Capital Inc.	25
	J.P. Morgan Securities PLC	544
Emerging Markets Debt Fund	Citigroup Global Markets Inc.	64,798
	Morgan Stanley & Co. LLC	4,778
	UBS AG	57
	Deutsche Bank AG-London Branch	301
	Barclays Capital Inc.	215
	J.P. Morgan Securities PLC	1,820
Local Emerging Markets Debt Fund	Citigroup Global Markets Inc.	2,955
	Morgan Stanley & Co. LLC	246
	Citigroup Global Markets Limited	103
	Deutsche Bank AG-London Branch	48
	Barclays Capital Inc.	13
	Merrill Lynch International	23
	J.P. Morgan Securities PLC	329

SHARES OF THE TRUST
Each Fund is a series of Goldman Sachs Trust, a Delaware statutory trust established by an Agreement and Declaration of Trust dated January 28, 1997. The Goldman Sachs Short Duration Government Fund, Goldman Sachs Short Duration Tax-Free Fund, Goldman Sachs Government Income Fund, Goldman Sachs Dynamic Municipal Income Fund, Goldman Sachs Core Fixed Income Fund and Goldman Sachs Global Core Fixed Income Fund were previously series of Goldman Sachs Trust, a Massachusetts business trust, and were reorganized into the Trust as of April 30, 1997. Each Fund’s fiscal year end is March 31.
The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of July 29, 2022, the Trustees have authorized: (i) the issuance of eight classes of shares of Government Income Fund, Core Fixed Income Fund, Bond Fund and High Yield Fund: Class A Shares, Class C Shares, Service Shares, Institutional Shares, Class R Shares, Investor Shares, Class R6 Shares and Class P Shares; (ii) the issuance of seven classes of shares of Short Duration Government Fund, Short Duration Tax-Free Fund, Dynamic Municipal Income Fund and Global Core Fixed Income Fund: Class A Shares, Class C Shares, Service Shares, Institutional Shares, Investor Shares, Class R6 Shares and Class P Shares; (iii) the issuance of seven classes of shares of Short Duration Bond Fund, High Yield Floating Rate Fund, Strategic Income Fund, Inflation Protected Securities Fund and Long Short Credit Strategies Fund: Class A Shares, Class C Shares, Institutional Shares, Class R Shares, Investor Shares, Class R6 Shares and Class P Shares; (iv) the issuance of seven classes of shares of Enhanced Income Fund: Class A Shares, Service Shares, Administration Shares, Institutional Shares, Investor Shares, Class R6 Shares and Class P Shares; (v) the issuance of six classes of shares of U.S. Mortgages Fund and Investment Grade Credit Fund: Class A Shares, Institutional Shares, Investor Shares, Separate Account Institutional Shares, Class R6 Shares and Class P Shares; (vi) the issuance of six classes of shares of High Yield Municipal Fund, Emerging Markets Debt Fund and Local Emerging Markets Debt Fund: Class A Shares, Class C Shares, Institutional Shares, Investor Shares, Class R6 Shares and Class P Shares; and (vii) the issuance of seven classes of shares of Income Fund: Class A Shares, Class C Shares, Institutional Shares, Class R Shares, Investor Shares, Class R6 Shares and Class P Shares. Additional series and classes may be added in the future.
Each Institutional Share, Service Share, Administration Share, Separate Account Institutional Share, Class A Share, Class C Share, Class R Share, Investor Share, Class R6 Share and Class P Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund. All expenses of a Fund are borne at the same rate by each class of shares, except that fees under the Service and Shareholder Administration Plans are borne exclusively by Service Shares, fees under the Administration Plan are borne exclusively by Administration Shares, fees under Distribution and Service Plans are borne exclusively by Class A, Class C and Class R Shares, and transfer agency fees and expenses are borne at different rates by different share classes. The Trustees may determine in the future that it is appropriate to allocate other expenses differently among classes of shares and may do so to the extent consistent with the rules of the SEC and positions of the IRS. Each class of shares may have different minimum investment requirements and be entitled to different shareholder services. With limited exceptions, shares of a class may only be exchanged for shares of the same or an equivalent class of another series. See “Shareholder Guide” in the Prospectus and “OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS, EXCHANGES AND DIVIDENDS” below. In addition, the fees and expenses set forth below for each class may be subject to fee waivers or reimbursements, as discussed in the Funds’ Prospectuses.
Institutional Shares may be purchased at NAV without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution’s customers.
Administration Shares may be purchased at NAV without a sales charge for accounts held in the name of an institution that provides certain account administration to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Administration Shares. Administration Shares bear the cost of account administration fees at the annual rate of up to 0.25% of the average daily net assets of such Administration Shares.
Service Shares may be purchased at NAV without a sales charge for accounts held in the name of an institution that, directly or indirectly, provides certain shareholder administration services and shareholder liaison services to its customers, including maintenance of account records and processing orders to purchase, redeem and exchange Service Shares. Service Shares bear the cost of service fees and shareholder administration fees at the annual rate of up to 0.25% and 0.25%, respectively, of the average daily net assets of the Fund attributed to Service Shares.
Investor and Class R Shares are sold at NAV without a sales charge. Investor and Class R Shares are not sold directly to the public. Instead, Investor and Class R Shares generally are available only to Section 401(k), 403(b), 457, profit sharing, money purchase pension, tax-sheltered annuity, defined benefit pension, non-qualified deferred compensation plans and non-qualified pension plans or other employee benefit plans (including health savings accounts) or SIMPLE plans that are sponsored by one or more employers (including governmental or church employers) or employee organizations (“Employee Benefit Plans”). Investor Shares may also be sold to accounts established under a fee-based program that is sponsored and maintained by an Intermediary that has entered into a contractual relationship with Goldman Sachs to offer such shares through such programs (“Eligible Fee-Based Program”). Investor and Class R Shares are not available to traditional and Roth Individual Retirement Accounts (IRAs), SEPs and SARSEPs; except that Investor Shares are available to such accounts or plans to the extent they are purchased through an Eligible Fee-Based Program. Employee Benefit Plans and Eligible Fee-Based Programs must purchase Investor or Class R Shares through an Intermediary using a plan level or omnibus account.
Class R6 Shares are sold at NAV without a sales charge. Class R6 Shares are generally available to the following investors who purchase shares of the Funds through certain Intermediaries that have a contractual relationship with Goldman Sachs, including banks, trust companies, brokers, registered investment advisers and other financial institutions, using a plan level or omnibus account, unless otherwise noted below.
•   Investors who purchase Class R6 Shares through an Eligible Fee-Based Program;
•   Employee Benefit Plans;
•   Registered investment companies or bank collective trusts investing directly with the Transfer Agent;
•   Institutional investors, including companies, foundations, endowments, municipalities, trusts and other entities, investing at least $5,000,000 directly with the Transfer Agent; and
•   Other investors at the discretion of the Trust’s officers.
Class R6 Shares may not be available through certain Intermediaries. For the purposes of Class R6 Shares eligibility, the term “Intermediary” does not include Goldman Sachs or its affiliates and Class R6 Shares will not be available to clients of Goldman Sachs Private Wealth Management, The Goldman Sachs Trust Company, N.A., The Goldman Sachs Trust Company of Delaware or The Ayco Company, L.P.
Class P Shares are sold at NAV without a sales charge. Class P Shares of the Funds are offered exclusively to clients of the Goldman Sachs Private Wealth Management business unit that custody their positions at Goldman Sachs; clients of The Goldman Sachs Trust Company, N.A. or The Goldman Sachs Trust Company of Delaware that custody their positions at Goldman Sachs; or clients of The Ayco Company, L.P. that either custody their positions at Goldman Sachs or with certain intermediaries that are authorized to offer Class P Shares; or other investors at the discretion of the Trust’s officers.
Participants in an Employee Benefit Plan should contact their Employee Benefit Plan service provider for information regarding purchases, sales and exchanges of Class R, Investor and Class R6 Shares. Class R Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.50% of the average daily net assets attributable to Class R Shares. With respect to Class R Shares the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.
Separate Account Institutional Shares may be purchased at NAV without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution’s customers.
Class A Shares are generally sold with an initial sales charge of up to 4.50% through brokers and dealers who are members of FINRA and certain other financial service firms that have sales agreements with Goldman Sachs. Class A Shares of the Funds bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.25% of the average daily net assets of such Class A Shares.

With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Services Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by the FINRA.
Class C Shares of the Funds are sold subject to a contingent deferred sales charge (“CDSC”) through brokers and dealers who are members of FINRA and certain other financial services firms that have sales arrangements with Goldman Sachs. Class C Shares bear the cost of distribution (Rule 12b-1) fees at the aggregate rate of up to 0.75% of the average daily net assets attributed to Class C Shares. Class C Shares also bear the cost of service fees at an annual rate of up to 0.25% of the average daily net assets attributed to such Shares.
It is possible that an institution or its affiliate may offer different classes of shares (i.e., Class A, Class C, Class R, Investor, Service, Institutional, Administration, Separate Account Institutional, Class R6 or Class P Shares) to its customers and thus receive different compensation with respect to different classes of shares of each Fund. Dividends paid by each Fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time on the same day and will be in the same amount, except for differences caused by the fact that the respective transfer agency and Plan fees relating to a particular class will be borne exclusively by that class. Similarly, the NAV per share may differ depending upon the class of shares purchased.
Certain aspects of the shares may be altered, after advance notice to shareholders, if it is deemed necessary in order to satisfy certain tax regulatory requirements.
When issued for the consideration described in the Funds’ Prospectuses, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation of a Fund, shareholders of that Fund are entitled to share pro rata in the net assets of the applicable class of the relevant Fund available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees.
In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any dividends and distributions paid by the Funds are reflected in account statements from the Transfer Agent.
The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.
The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.

The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office; or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.
The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust or series affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations of the Trust or series.
The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.
The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.
The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such series or class, but may have no power or authority with respect to any other series or class.
Shareholder and Trustee Liability
Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.
In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
NET ASSET VALUE
In accordance with procedures adopted by the Trustees, the NAV per share of each class of each Fund is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are generally valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. Eastern time) or such other time as the New York Stock Exchange or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. Fund shares may be priced on such days if the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets remain open for all or part of the day.
The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.
For the purpose of calculating the NAV per share of the Funds, investments are valued under valuation procedures established by the Trustees. Portfolio securities of a Fund for which accurate market quotations are readily available are generally valued as follows: (i) equity securities listed on any U.S. or foreign stock exchange or on the NASDAQ will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale or official closing price on the valuation date, equity securities may be valued at the closing bid price for long positions or the closing ask price for short positions at the time closest to, but no later than, the NAV calculation time. If the relevant exchange or system has not closed by the above-mentioned time for determining a Fund’s NAV, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the NAV is determined; (ii) over-the-counter equity securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price for long positions or the last ask price for short positions, at the time closest to, but no later than, the NAV calculation time; (iii) equity securities for which no prices are obtained under sections (i) or (ii), including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (iv) fixed income securities will be valued via electronic feeds from independent pricing services to the administrator using evaluated prices provided by a recognized pricing service and dealer-supplied quotations. Fixed income securities for which a pricing service either does not supply a quotation or supplies a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (v) fixed income securities for which accurate market quotations are not readily available will be valued by the Investment Adviser based on Board-approved fair valuation policies that incorporate matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities and various other factors; (vi) investments in open-end registered investment companies (excluding investments in ETFs) and investments in private funds are valued based on the NAV of those registered investment companies or private funds (which may use fair value pricing as discussed in their prospectus or offering memorandum); (vii) spot foreign exchange rates will be valued using a pricing service at the time closest to, but no later than, the NAV calculation time, and forward foreign currency contracts will be valued by adding forward points provided by an independent pricing service to the spot foreign exchange rates and interpolating based upon maturity dates of each contract or by using outright forward rates, where available (if quotations are unavailable from a pricing service or, if the quotations by the Investment Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and ask quotations supplied by at least one dealer in such contracts); (viii) exchange-traded futures contracts will be valued at the last published settlement price on the exchange where they are principally traded (or, if a sale occurs after the last published settlement price but before the NAV calculation time, at the last sale price at the time closest to, but no later than, the NAV calculation time); (ix) exchange-traded options contracts with settlement prices will be valued at the last published settlement price on the exchange where they are principally traded (or, if a sale occurs after the last published settlement price but before the NAV calculation time, at the last sale price at the time closest to, but no later than, the NAV calculation time); (x) exchange-traded options contracts without settlement prices will be valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions at the time closest to, but no later than, the NAV calculation time); (xi) over-the-counter derivatives, including, but not limited to, interest rate swaps, credit default swaps, total return index swaps, put/call option combos, total return basket swaps, index volatility and FX variance swaps, will be valued at their fair market value as determined using counterparty supplied valuations, an independent pricing service or valuation models which use market data inputs supplied by an independent pricing service; and (xii) all other instruments, including those for which a pricing service supplies no exchange quotation/price or a quotation that is believed by the portfolio Investment Adviser to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees. Securities may also be valued at fair value in accordance with procedures approved by the Board of Trustees where the Funds’ fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Funds’ NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value. Fair values determined in accordance with the valuation procedures approved by the Board of Trustees may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale.
The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith under procedures established by the Board of Trustees.
Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Funds’ NAVs are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. For investments in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service (if available), in accordance with fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent third-party pricing (fair value) service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.
The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or manmade disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
In general, fair value represents a good faith approximation of the current value of an asset and may be used when there is no public market or possibly no market at all for an asset. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures or by other investors. The fair value of an asset may not be the price at which that asset is ultimately sold.
The proceeds received by each Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund or particular series and constitute the underlying assets of that Fund or series. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the NAVs of the respective Funds or series except where allocations of expenses can otherwise be fairly made.
Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ fund accounting agent to calculate the NAV per share of each share class of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which a Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.
Errors and Corrective Actions
The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions and any material errors in the calculation of the NAV of a Fund or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to a Fund, or correction of any erroneous NAV, compensation to a Fund and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to a Fund or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither a Fund nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances. As discussed in more detail under “Net Asset Value,” a Fund’s portfolio securities may be priced based on quotations for those securities provided by pricing services. There can be no guarantee that a quotation provided by a pricing service will be accurate.
TAXATION
The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations affecting the Funds and their shareholders that are not described in the Prospectuses. This summary does not address special tax rules applicable to certain classes of investors, such as tax exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on July 29, 2022, which are subject to change. Future changes in tax laws may adversely impact a Fund and its shareholders.
General
Each Fund is a separate taxable entity. Each Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders.

As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.
There are certain tax requirements that each Fund must follow in order to avoid federal taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (i) a Fund derive at least 90% of its gross income (including tax exempt interest) for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities, or foreign currencies, income from certain publicly traded partnerships or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the “90% gross income test”); and (ii) a Fund diversify its holdings so that, at the close of each quarter of its taxable year, (a) at least 50% of the market value of its total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or in the securities of certain publicly traded partnerships.
For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally have the same character for the Fund as in the hands of such an entity; consequently, a Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income.
If the Fund complies with the provisions described above, then in any taxable year in which the Fund distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), plus 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions (“net tax exempt interest”), the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. If, instead, the Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to Fund shareholders for these purposes — including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of Fund shares that should be treated as such distributions — there can be no assurance that the Fund will avoid corporate-level tax in each year.
Future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to the Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward contracts for purposes other than hedging currency risk with respect to securities held by a Fund or anticipated to be acquired may not qualify as “directly related” under these tests.
Each Fund generally intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income (if any), net capital gain and any net tax exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Funds, and may therefore make it more difficult for these Funds to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. However, these Funds generally expect to be able to obtain sufficient cash to satisfy such requirements from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its investment company taxable income and net capital gain at corporate rates, without any deduction for dividends paid, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.
Capital loss carryforwards will generally be able to be carried forward indefinitely. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. On March 31, 2022, the following Funds had the following amounts of capital loss carryforwards:
Fund	Amount ($)	Year of Expiration
Enhanced Income Fund	$4,334,440	Perpetual Short-term
	3,881,721	Perpetual Long-term
Short Duration Government Fund	13,826,642	Perpetual Short-term
	25,728,455	Perpetual Long-term
Government Income Fund	3,089,007	Perpetual Short-term
	4,680,660	Perpetual Long-term
Strategic Income Fund	1,193,508,000	Perpetual Short-term
	743,099,146	Perpetual Long-term
Long Short Credit Strategies Fund	29,420,016	Perpetual Short-term
	7,430,474	Perpetual Long-term
Emerging Markets Debt Fund	30,951,626	Perpetual Short-term
	90,801,842	Perpetual Long-term
High Yield Fund	144,064,022	Perpetual Short-term
	323,719,033	Perpetual Long-term
High Yield Floating Rate Fund	122,946,076	Perpetual Short-term
	264,794,225	Perpetual Long-term
Local Emerging Markets Debt Fund	106,165,077	Perpetual Short-term
	42,896,309	Perpetual Long-term
U.S. Mortgages Fund	4,615,804	Perpetual Short-term
	6,986,423	Perpetual Long-term
Core Fixed Income Fund	5,836,719	Perpetual Short-term
Bond Fund	872,329	Perpetual Short-term
	604,149	Perpetual Long-term
Dynamic Municipal Income Fund	254,051,738	Perpetual Short-term
High Yield Municipal Fund	310,682,673	Perpetual Short-term
	76,796,044	Perpetual Long-term
Short Duration Tax-Free Fund	26,578,110	Perpetual Short-term
	27,159,408	Perpetual Long-term
In order to avoid a 4% federal excise tax, each Fund must distribute or be deemed to have distributed by December 31 of each calendar year an amount at least equal to the sum of 98% of its taxable ordinary income (taking into account certain deferrals and elections) for such year, 98.2% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which the Fund did not pay federal income tax. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax.
The Tax Exempt Funds may purchase Municipal Securities together with the right to resell the securities to the seller at an agreed-upon price or yield within a specified period prior to the maturity date of the securities. Such a right to resell is commonly known as a “put” and is also referred to as a “standby commitment.” The Tax Exempt Funds may pay for a standby commitment either separately, in cash, or in the form of a higher price for the securities that are acquired subject to the standby commitment, thus increasing the cost of securities and reducing the yield otherwise available. Additionally, the Tax Exempt Funds may purchase beneficial interests in Municipal Securities held by trusts, custodial arrangements or partnerships and/or combined with third-party puts and other types of features such as interest rate swaps; those investments may require the Fund to pay “tender fees” or other fees for the various features provided.
The IRS has issued a revenue ruling to the effect that, under specified circumstances, a regulated investment company will be the owner of tax exempt municipal obligations acquired subject to a put option. The IRS has also issued private letter rulings to certain taxpayers (which do not serve as precedent for other taxpayers) to the effect that tax exempt interest received by a regulated investment company with respect to such obligations will be tax exempt in the hands of the company and may be distributed to its shareholders as exempt-interest dividends. The IRS has subsequently announced that it will not ordinarily issue advance ruling letters as to the identity of the true owner of property in cases involving the sale of securities or participation interests therein if the purchaser has the right to cause the security, or the participation interest therein, to be purchased by either the seller or a third party. Each of the Tax Exempt Funds intends to take the position that it is the owner of any municipal obligations acquired subject to a standby commitment or other third party put and that tax exempt interest earned with respect to such municipal obligations will be tax exempt in its hands. There is no assurance that the IRS will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees paid by these Funds, in relation to various regulated investment company tax provisions is unclear.
Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be “marked-to-market” for federal income tax purposes that is treated as having been sold at their fair market value on the last day of the Fund’s taxable year. These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, that Fund may be required to defer the recognition of losses on futures or forward contracts and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to shareholders. Certain tax elections may be available to the Funds to mitigate some of the unfavorable consequences described in this paragraph.
Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments that may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized by the Funds with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes with the result being either no dividends being paid or a portion of a Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his or her shares and, once such basis is exhausted, generally giving rise to capital gains.
Certain Funds may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations and it meets the distribution requirements described above, such Fund will generally qualify to file an election with the IRS pursuant to which shareholders of the Fund would be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Eligible Funds may or may not make this election for any particular taxable year. Ineligible Funds, and Funds that do not make the election, will, however, be entitled to deduct such taxes in computing the amounts they are required to distribute.
If a Fund makes this election, its shareholders may then deduct such pro rata portions of qualified foreign taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. federal income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if a Fund makes the election referred to above.
If a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder as a result of any such election by a Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his or her entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, and certain other limitations, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate shares of the foreign taxes paid by a Fund.
Shareholders who are not liable for U.S. federal income taxes, including tax exempt shareholders, will ordinarily not benefit from this election. Each year, if any, that a Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder’s pro rata share of qualified foreign income taxes paid by the Fund; and (ii) the portion of Fund dividends which represents income from each foreign country.
If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (“passive foreign investment companies”) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of such stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election would require the Fund to recognize taxable income or gain without the concurrent receipt of cash. The Funds may limit and/or manage their holdings in passive foreign investment companies to minimize their tax liability or maximize their return from these investments.
If a Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income”. In addition, tax may be imposed on a Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.
A Fund’s investment in zero coupon securities, deferred interest securities, capital appreciation bonds or other securities bearing original issue discount or, if a Fund elects to include market discount in income currently, market discount, as well as any “mark-to-market” gain from certain options, futures or forward contracts, as described above, will generally cause it to realize income or gain prior to the receipt of cash payments with respect to these securities or contracts. In order to obtain cash to enable it to distribute this income or gain, maintain its qualification as a regulated investment company and avoid federal income or excise taxes, a Fund may be required to liquidate portfolio securities earlier than it might otherwise have done.
Investment in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payment received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by a Fund, if it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.
The application of certain requirements for qualification as a regulated investment company and the application of certain other tax rules may be unclear in some respects in connection with certain investment practices such as dollar rolls, or investments in certain derivatives, including interest rate swaps, floors, cap and collars, currency swaps, total return swaps, mortgage swaps, index swaps, forward contracts and structured notes. As a result, a Fund may therefore be required to limit its investments in such transactions and it is also possible that the IRS may not agree with a Fund’s tax treatment of such transactions. In addition, the tax treatment of derivatives, and certain other investments, may be affected by future legislation, Treasury Regulations and guidance issued by the IRS that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders.
Taxable U.S. Shareholders—Distributions
Tax Exempt Funds. Each Tax Exempt Fund expects to qualify to pay “exempt-interest dividends,” as defined in the Code. To qualify to pay exempt-interest dividends, the applicable Fund must, at the close of each quarter of its taxable year, have at least 50% of the value of its total assets invested in Municipal Securities whose interest is excluded from gross income under Section 103(a) of the Code. In purchasing Municipal Securities, each Tax Exempt Fund intends to rely on opinions of bond counsel or counsel to the issuers for each issue as to the excludability of interest on such obligations from gross income for federal income tax purposes. A Tax Exempt Fund will not undertake independent investigations concerning the tax exempt status of such obligations, nor does it guarantee or represent that bond counsels’ opinions are correct. Bond counsels’ opinions will generally be based in part upon covenants by the issuers and related parties regarding continuing compliance with federal tax requirements. Tax laws not only limit the purposes for which tax exempt bonds may be issued and the supply of such bonds, but also contain numerous and complex requirements that must be satisfied on a continuing basis in order for bonds to be and remain tax exempt. If the issuer of a bond or a user of a bond-financed facility fails to comply with such requirements at any time, interest on the bond could become taxable, retroactive to the date the obligation was issued. In that event, a portion of a Tax Exempt Fund’s distributions attributable to interest the Fund received on such bond for the current year and for prior years could be characterized or recharacterized as taxable income. The availability of tax exempt obligations and the value of a Tax Exempt Fund’s portfolio may be affected by restrictive federal income tax legislation enacted in recent years or by similar, future legislation. If a Tax Exempt Fund satisfies the applicable requirements, dividends paid by the Fund which are attributable to tax exempt interest on Municipal Securities and designated by the Fund as exempt-interest dividends in a written notice to its shareholders after the close of its taxable year may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. Exempt-interest dividends a Tax Exempt Fund receives from other regulated investment companies, including exempt-interest dividends on auction rate preferred securities of such companies held by a Fund, are treated as interest on Municipal Securities and may be distributed by a Tax Exempt Fund as exempt-interest dividends. The recipient of tax exempt income is required to report such income on his or her federal income tax return. The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of a Tax Exempt Fund is not deductible to the extent attributable to exempt-interest dividends.
Although all or a substantial portion of the dividends paid by a Tax Exempt Fund may be excluded by shareholders of such Fund from their gross income for federal income tax purposes, each Tax Exempt Fund may purchase private activity bonds, the interest from which (including a Fund’s distributions attributable to such interest) may be a preference item for purposes of the federal alternative minimum tax (individual). All exempt-interest dividends from a Tax Exempt Fund, whether or not attributable to private activity bond interest, will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable.
The Tax Exempt Funds are not intended to constitute a balanced investment program and are not designed for investors seeking capital appreciation or maximum tax exempt income irrespective of fluctuations in principal. Shares of the Tax Exempt Funds would not be suitable for tax exempt institutions, retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such institutions, plans and accounts are generally tax exempt and, therefore, would not gain any additional benefit from the Funds’ dividends being tax exempt. The same is generally true for non-U.S. persons, because they are generally exempt from U.S. tax on interest income. In addition, the Tax Exempt Funds may not be an appropriate investment for persons or entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. “Substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person which regularly uses a part of such facilities in its trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, which occupies more than 5% of the usable area of such facilities or for which such facilities or a part thereof were specifically constructed, reconstructed or acquired. “Related persons” include certain related natural persons, affiliated corporations, partnerships and its partners and an S corporation and its shareholders. A shareholder is advised to consult his or her tax adviser with respect to whether exempt-interest dividends retain the exclusion under Section 103(a) if such shareholder would be treated as a “substantial user” under Section 147(a)(1) with respect to some or all of the tax exempt obligations held by a Tax Exempt Fund.
All Funds. Distributions from investment company taxable income, whether reinvested in additional shares or paid in cash, as defined above, are generally taxable to shareholders who are subject to tax as ordinary income whether paid in cash or reinvested in additional shares. However, under current law, distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund’s ex-dividend date. Distributions from the Funds generally will not qualify for taxation at the lower rate because the Funds generally will be earning interest rather than dividend income. Taxable distributions include distributions from any Fund, including the Tax Exempt Funds, that are attributable to (i) taxable income, including but not limited to dividends, taxable bond interest, recognized market discount income, original issue discount income accrued with respect to taxable bonds, income from repurchase agreements, income from dollar rolls, income from interest rate, currency, total return swaps, options on swaps, caps, floors and collars, and a portion of the discount from certain stripped tax exempt obligations or their coupons; or (ii) capital gains from the sale of securities or other investments (including from the disposition of rights to when-issued securities prior to issuance) or from options, futures or certain forward contracts. Any portion of such taxable distributions that is attributable to a Fund’s net capital gain, as defined above, may be designated by the Fund as a “capital gain dividend,” taxable to shareholders as long-term capital gain whether received in cash or additional shares and regardless of the length of time their shares of a Fund have been held. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.
It is expected that distributions made by the Funds will ordinarily not qualify for the dividends-received deduction for corporations because qualifying distributions may be made only from a Fund’s dividend income that it receives from stock in U.S. domestic corporations. The Funds do not intend to purchase stock of domestic corporations other than in limited instances, distributions from which may in rare cases qualify as dividends for this purpose. The dividends-received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under the federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the deduction may result in reduction of the tax basis of the corporate shareholder’s shares.
Distributions in excess of a Fund’s current and accumulated earnings and profits, as computed for federal income tax purposes, will first reduce a shareholder’s basis in his or her shares and, after the shareholder’s basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his or her shares as capital assets.
Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that they would have received had they elected to receive cash and will have a cost basis in the shares received equal to such amount.
After the close of each calendar year, each Fund will inform shareholders of the federal income tax status of its dividends and distributions for such year, including the portion of such dividends, if any, that qualifies as tax exempt or as capital gain, the portion, if any, that should be treated as a tax preference item for purposes of the federal alternative minimum tax and the foreign tax credits, if any, associated with such dividends. Shareholders who have not held shares of a Tax Exempt Fund for such Fund’s full taxable year may have designated as tax exempt or as a tax preference item a percentage of distributions which is not equal to the actual amount of tax exempt income or tax preference item income earned by the Fund during the period of their investment in the Fund.
All distributions, whether received in shares or in cash, as well as redemptions and exchanges, must be reported by each shareholder who is required to file a U.S. federal income tax return.

Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from MLPs. The IRS has issued final regulations permitting a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders income from MLPs that would be eligible for such deduction if received directly by the shareholders.
Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.
Taxable U.S. Shareholders—Sale of Shares
When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing that tax basis, a shareholder should generally retain its account statements for the period that it holds shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year and short-term otherwise, subject to the rules below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion.
Certain special tax rules may apply to a shareholder’s capital gains or losses on Fund shares. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. Additionally, any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares. All or a portion of any sales load paid upon the purchase of shares of the Fund will generally not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, on or before January 31 of the calendar year following the calendar year in which the original stock is disposed of without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly acquired shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Information Reporting and Backup Withholding
Each Fund will be required to report to the IRS all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., certain corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Code Section 3406 and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the current specified rate of 24% in the case of exempt recipients that fail to certify to the Funds that they are not subject to withholding, non-exempt shareholders who fail to furnish the Funds with their correct taxpayer identification number (“TIN”) and with certain required certifications or if the IRS or a broker notifies the Funds that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. However, any taxable distributions from a Tax Exempt Fund will not be subject to backup withholding if the applicable Fund reasonably estimates that at least 95% of its distributions will be exempt-interest dividends. A Fund may refuse to accept an application that does not contain any required TIN or certification that the TIN provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Backup withholding could apply to payments relating to a shareholder’s account while it is awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished. Investors should consult their tax advisers about the applicability of the backup withholding provisions.
Non-U.S. Shareholders
The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.
Except as discussed below, distributions to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) including amounts retained by a Fund which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the Global Core Fixed Income Fund, Local Emerging Markets Debt Fund, Emerging Markets Debt Fund or Income Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.
Non-U.S. shareholders generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by a Fund. It is expected that the Funds will generally make designations of short-term gains, to the extent permitted, but the Funds do not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income (other than exempt interest dividends) will be subject to withholding when paid to non-U.S. investors.
Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of a Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.
Non-U.S. persons who fail to furnish a Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 24% rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. shareholders of a Fund may be subject to U.S. estate tax with respect to their Fund shares.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to enable the Funds to determine whether withholding is required.
Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Funds.
State and Local Taxes
A Fund may be subject to state or local taxes in certain jurisdictions in which the Fund may be deemed to be doing business. A state income (and possibly local income and/or intangible property) tax exemption is generally available to the extent (if any) a Fund’s distributions are derived from interest on (or, in the case of intangible property taxes, the value of its assets is attributable to) certain U.S. Government obligations and/or tax exempt municipal obligations issued by or on behalf of the particular state or a political subdivision thereof, provided in some states that certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. In addition, in those states or localities which have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in a Fund may have tax consequences for shareholders different from those of a direct investment in such Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning these matters.
PROXY VOTING
The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to the Investment Advisers. For client accounts for which an Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the applicable Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that in the Investment Adviser’s view tend to maximize a company’s shareholder value and are not influenced by conflicts of interest. To implement these guiding principles for investments in publicly-traded equities, the Investment Advisers have developed customized proxy voting guidelines (the “Guidelines”) that they generally apply when voting on behalf of client accounts. Attached as Appendix B is a summary of the Guidelines. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. The Guidelines embody the positions and factors the Investment Advisers generally consider important in casting proxy votes.
The Proxy Voting Policy, including the Guidelines, is reviewed periodically to ensure that it continues to be consistent with each Investment Adviser’s guiding principles.
The Investment Advisers have retained a third-party proxy voting service (“Proxy Service”), currently Institutional Shareholder Services, to assist in the implementation and administration of certain proxy voting-related functions including, without limitation, operational, recordkeeping and reporting services. The Proxy Service also prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the Guidelines to particular proxy issues. While it is the Investment Advisers’ policy generally to follow the Guidelines and Recommendations from the Proxy Service, the Investment Advisers’ portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Guidelines or a Recommendation by following an “override” process. Such decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. A Portfolio Management Team that receives approval through the override process to cast a proxy vote that diverges from the Guidelines and/or a Recommendation may vote differently than other Portfolio Management Teams that did not seek to override that vote. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and Recommendations.

The Investment Advisers may hire other service providers to replace or supplement the Proxy Service with respect to any of the services the Investment Advisers currently receive from the Proxy Service.
GSAM and GSAMI conduct periodic due diligence meetings with the Proxy Service which include, but are not limited to, a review of the Proxy Service’s general organizational structure, new developments with respect to research and technology, work flow improvements and internal due diligence with respect to conflicts of interest.
From time to time, the Investment Advisers may face regulatory, compliance, legal or logistical limits with respect to voting securities that they may purchase or hold for client accounts, which can affect the applicable Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. Each Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person; (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.
The Investment Advisers have adopted policies and procedures designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Advisers make on behalf of a client account. These policies and procedures include the Investment Advisers’ use of the Guidelines and Recommendations from the Proxy Service, the override approval process previously discussed, and the establishment of information barriers between each Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Advisers may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs and/or its affiliates.
Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by a Fund's managers based on their assessment of the particular transactions or other matters at issue.
Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on or through the Funds' website at www.gsam.com/content/gsam/us/en/advisors/resources/client-service/proxy-voting.html without charge and on the SEC’s website at www.sec.gov.
PAYMENTS TO OTHERS (INCLUDING INTERMEDIARIES)
The Investment Adviser, Distributor and/or their affiliates may make payments to Intermediaries and other persons from time to time to promote the sale, distribution and/or servicing of shares of a Fund, except that the Investment Adviser, Distributor and its affiliates do not make such payments on behalf of Class R6 Shares. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by a Fund), are not an additional charge to a Fund or its shareholders, and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund receives as proceeds from such purchases. Although paid by the Investment Adviser, Distributor, and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by a Fund to the Intermediaries as described in a Fund’s Prospectus and this SAI, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus. For purposes of this “Payments to Others (Including Intermediaries)” section, “Funds” shall mean, collectively, a Fund and any of the other Goldman Sachs Funds.
The Additional Payments are intended to compensate Intermediaries and other persons for, among other things: marketing shares of the Funds, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the recipients; “due diligence” examination and/or review of the Funds from time to time; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Funds; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); the support or purchase of technology platforms/software offered by the Investment Adviser, Distributor and/or their affiliates or third parties (which may be used by Intermediaries to provide advisory and/or brokerage services to their customers); provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Funds; and/or other specified services intended to assist in the distribution and marketing of the Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing of the Funds and/or sale of shares of the Funds. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for sub-accounting, administrative, shareholder processing and/or recordkeeping services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds, including Additional Payments to third-party recordkeepers and/or administrators of retirement plan sponsors (which may reduce the cost to retirement plan sponsors for retaining third-party recordkeepers and/or administrators). These Additional Payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The Additional Payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary or other person that provides services to you; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary or other person involved; or may be calculated on another basis. The Additional Payments are negotiated with each recipient based on a range of factors, including but not limited to the recipient’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation. Although the individual components may be higher or lower and the total amount of Additional Payments made to any recipient in any given year will vary, the amount of these Additional Payments (excluding payments made through sub-transfer agency and networking agreements), on average, is normally not expected to exceed 0.50% (annualized) of the amount sold or invested through a recipient.
These Additional Payments may be significant to certain Intermediaries and other persons, and may be an important factor in an Intermediary or other person’s willingness to support the sale of the Funds through its distribution system.
The Investment Adviser, Distributor and/or their affiliates may be motivated to make Additional Payments since they promote the sale of Fund shares to clients of the recipients and the retention of those investments by those clients. To the extent recipients sell more shares of a Fund or retain shares of a Fund in their clients’ accounts, the Investment Adviser and Distributor benefit from the incremental management and other fees paid by a Fund with respect to those assets.
In addition, certain Intermediaries and other persons may have access to certain research and investment services from the Investment Adviser, Distributor and/or their affiliates. Such research and investment services (“Additional Services”) may include research reports; economic analysis; portfolio analysis, portfolio construction and similar tools and software; business planning services; certain marketing and investor education materials; and strategic asset allocation modeling. The recipient may not pay for these products or services or may only pay for a portion of the total cost of these products or services. The cost of the Additional Services and the particular services provided may vary from recipient to recipient.
The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates or the Additional Services received by an Intermediary or other person may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by or through the Intermediary or other person. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies over time or as the dollar value of the amount sold or invested through an Intermediary or other person increases.
The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or other person to highlight, feature or recommend funds, including the Fund, or other investments based, at least in part, on the level of compensation paid. Additionally, if one mutual fund sponsor makes greater distribution payments than another, a recipient of these payments may have an incentive to recommend one fund complex over another. Similarly, if an Intermediary or other person receives more distribution assistance for one share class versus another, that Intermediary or other person may have an incentive to recommend that share class. Because Intermediaries and other persons may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an Intermediary or other person to purchase or sell Shares of the Fund and when considering which share class is most appropriate for you.
For the year ended December 31, 2021, the Investment Adviser, Distributor and their affiliates made Additional Payments out of their own assets to approximately 204 recipients, totaling approximately $158.9 million (excluding payments made through sub-transfer agency and networking agreements and certain other types of payments described below), with respect to a Fund, Goldman Sachs Trust, all of the funds in an affiliated investment company, Goldman Sachs Variable Insurance Trust, Goldman Sachs Trust II, and Goldman Sachs Real Estate Diversified Income Fund. During the year ended December 31, 2021, the Investment Adviser, Distributor and/or their affiliates had contractual arrangements to make Additional Payments to the persons listed below (or their affiliates or successors), among others. This list will change over time, and any additions, modifications or deletions thereto that have occurred since December 31, 2021 are not reflected. Additional persons may receive payments in 2022 and in future years. Certain arrangements are still being negotiated, and there is a possibility that payments will be made retroactively to persons not listed below.
ADP Broker-Dealer, Inc.
ADP LLC
ADP, Inc.
Allstate Life Insurance Company
Allstate Life Insurance Company of New York
Amalgamated Bank of Chicago
American Enterprise Investment Services, Inc. (AEIS)
American General Life Insurance Company
American National Trust and Investment Management Company dba Old National Trust Company (Oltrust & Co.)
American United Life Insurance Company
Ameriprise Financial Services LLC/Ameriprise Financial Services Inc.
Ascensus, LLC.
Associated Trust Company, N.A.
Banc of America Securities LLC
BancorpSouth
Bank of New York
Bankers Trust Company
BB&T Capital Markets
BMO Harris Bank N.A.
BMO Nesbitt Burns
BNY Mellon National Association
BOSC, Inc.
Branch Banking and Trust Company
Brighthouse Life Insurance Company
Brown Brothers Harriman & Co.

C.M. Life Insurance Company
California Department of Human Resources
Catalyst Corporate Federal Credit Union
Cetera Advisor Networks LLC
Cetera Advisors LLC
Cetera Financial Group
Cetera Financial Specialists LLC
Cetera Investment Services LLC
Charles Schwab & Co., Inc.
Chicago Mercantile Exchange, Inc.
Citi Custody
Citibank N.A.
Citigroup Global Markets, Inc.
Citizens Bank National Association
CME Shareholder Servicing LLC
Comerica Bank
Comerica Securities, Inc.
Commerce Bank
Commerce Bank, N.A.
Commerce Trust Co.
Commonwealth Annuity and Life Insurance Company
Commonwealth Equity Services, Inc. dba Commonwealth Financial Network
Companion Life Insurance Company
Compass Bank
Computershare Trust Company, N.A.
Connecticut General Life Insurance Company
Continental Stock Transfer & Trust Company
Credit Suisse Securities (USA) LLC
Dain Rauscher Inc.
Deutsche Bank Trust Company Americas
Diversified Investment Advisors
Drexel Hamilton, LLC
Edward D. Jones & Co., L.P.
Enterprise Bank & Trust
Farmers New World Life Insurance Company

Federal Deposit Insurance Corporation
Fidelity Brokerage Services LLC
Fidelity Investments Institutional Operations Company
Fidelity Investments Institutional Operations Company, Inc.
Fifth Third Bank
Fifth Third Securities Inc.
First Allied Securities Inc
First Commercial Bank, N.A.
First Hawaiian Bank
First National Bank of Omaha
FIS Business Systems LLC
Forethought Life Insurance Company
Fulton Bank, N.A.
Fulton Financial Advisors, National Association
Genworth Life and Annuity Insurance Company
Genworth Life Insurance Company
Genworth Life Insurance Company of New York
GreatBanc Trust Co.
Great-West Financial Retirement Plan Services, LLC
Great-West Life & Annuity Insurance Company
GW Capital Management, LLC
GWFS Equities, Inc.
GWFS Equities, Incorporated
HANCO
Hartford Life Insurance Company
Hazeltree Fund Services, Inc.
Hewitt Associates LLC; Alight Solutions LLC
Horace Mann Life Insurance Company
HSBC Bank U.S.A., N.A.
HSBC Bank USA
Hunt, Dupree & Rhine
Huntington Securities
ICMA RC-Services, LLC
ICMA Retirement Corporation
Institutional Cash Distributors (division of Merriman Curhan Ford & Co.)

Investmart, Inc.
J.P. Morgan Institutional Investments Inc.
Jefferies LLC
Jefferson National Life Insurance Company
Jefferson National Life Insurance Company of New York
Jefferson Pilot Financial Insurance Company
John Hancock Trust Company
JPMorgan Chase Bank, N.A.
JPMorgan Securities, Inc
Key Bank N.A.
LaSalle Bank, N.A.
Law Debenture Trust Company of New York
Lincoln Benefit Life Company
Lincoln Life & Annuity Company of New York
Lincoln Retirement Services Company, LLC
Loop Capital Markets LLC
LPL Financial Corporation
LPL Financial LLC
M&I Brokerage Services, Inc.
M&I Data Services (division of The Marshall & Ilsley Corportation)
M&T Bank
M&T Securities, Inc.
Massachusetts Mutual Life Insurance Company
MassMutual Retirement Services, LLC
Matrix Financial Solutions
Matrix Trust Company
McCready and Keene, Inc
Members Life Insurance Company
Merrill Lynch, Pierce, Fenner & Smith Incorporated
MidFirst Bank
Midland National Life Insurance Company
Minnesota Life Insurance Company
MML Distributors, LLC
Moreton Capital Markets, LLC
Morgan Stanley & Co. LLC

Morgan Stanley Smith Barney LLC
MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC
MSCS Financial Services, LLC
MSEC, LLC
National Financial Services LLC
National Security Life and Annuity Company
Nationwide Financial Services, Inc.
Newport Group, Inc.
Newport Retirement Services, Inc.
Ohio National Equities, Inc.
Oppenheimer & Co. Inc.
Pacific Life & Annuity Company; Pacific Life Insurance company
Parkside Financial Bank & Trust
Pershing LLC
PNC Bank, N.A.
PNC Bank, National Organization
PNC Capital Markets LLC
Principal Life Insurance Company
Protective Life Insurance Company
PruCo Life Insurance Company
PruCo Life Insurance Company of New Jersey
R. Seelaus & Co., LLC
Raymond James & Associates, Inc.
Raymond James Financial Services
RBC Capital Markets, LLC
Regions Bank
Reliance Trust Company
Reliance Trust Company; Daily Access Concepts
RiverSource Life Insurance Co. of New York
RiverSource Life Insurance Company
Robert W. Baird & Co. Incorporated
Scott & Stringfellow
Security Benefit Life Insurance Company
Security Distributors, Inc.
Signature Bank

Standard Insurance Company
State Street Bank and Trust Company
State Street Global Markets, LLC
Sun Life Assurance Company of Canada (U.S.)
Sun Life Insurance and Annuity Company of New York
Sungard Institutional Brokerage, Inc.
SunTrust Bank
SunTrust Robinson Humphrey, Inc.
T. Rowe Price Retirement Plan Services, Inc.
TD Ameritrade Inc.
TD Bank National Association
Teachers Insurance and Annuity Association of America
The Glenmede Trust Company N.A.
The Lincoln National Life Insurance Company
The Northern Trust Company
The Ohio National Life Insurance Company
The Prudential Insurance Company of America
The Travelers Insurance Company
The Travelers Life and Annuity Company
The United States Life Insurance Company in the City of New York
The Vanguard Group, Inc.
The Variable Annuity Life Insurance Company
Transamerica Financial Life Insurance Company
Transamerica Life Insurance Company
Treasury Curve, LLC
Trustmark National Bank
U.S. Bank, N.A.
UBS Financial Services Inc.
Union Bank, N.A.
United of Omaha Life Insurance Company
VALIC Retirement Services Company
Voya Financial Partners, LLC
Voya Institutional Plan Services, LLC
Voya Retirement Advisors, LLC
Voya Retirement Insurance and Annuity Company

Wachovia Capital Markets, LLC
Wells Fargo Bank
Wells Fargo Bank, N.A.
Wells Fargo Clearing Services, LLC.
Wells Fargo Corporate Trust Services
Wells Fargo Securities LLC
Western Alliance Bank
Wilmington Trust Retirement and Institutional Services Company
Zions Bank
Zurich American Life Insurance Company
Your Authorized Dealer or other Intermediary, or any other person that provides services to you, may charge you additional fees or commissions other than those disclosed in the Prospectus. Shareholders should contact their Authorized Dealer or other Intermediary, or any other person that provides services to you, for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions it charges. For additional questions, please contact Goldman Sachs Funds at 1-800-621-2550.
Not included on the list above are other subsidiaries of Goldman Sachs who may receive revenue from the Investment Adviser, Distributor and/or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.
Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, sponsor various trainings and educational programs and reimburse investors for certain expenses incurred in connection with accessing the Funds through portal arrangements. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable federal or state laws or FINRA regulations. This compensation is not included in, and is made in addition to, the Additional Payments described above.
OTHER INFORMATION
Selective Disclosure of Portfolio Holdings Information and Portfolio Characteristics Information
The Board of Trustees of the Trust and the Investment Advisers have adopted a policy on the selective disclosure of portfolio holdings information and portfolio characteristics information. The policy seeks to (1) ensure that the disclosure of portfolio holdings information and portfolio characteristics information is in the best interest of Fund shareholders; and (2) address the conflicts of interest associated with the disclosure of portfolio holdings information and portfolio characteristics information. The policy provides that neither a Fund nor the Trust’s officers or Trustees, nor the Investment Advisers, Distributor or any agent, or any employee thereof (“Fund Representative”), will disclose a Fund’s portfolio holdings information or portfolio characteristics information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Portfolio holdings information does not include summary or statistical information which is derived from (but does not include) individual portfolio holdings (“portfolio characteristics information”).
Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information or portfolio characteristics information. A Fund Representative may generally provide portfolio holdings information and material portfolio characteristics information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website or is otherwise publicly available.
Portfolio Holdings Information. Portfolio holdings information that is not filed with the SEC or disclosed on the Funds’ publicly available website may be provided to third parties (including, without limitation, individuals, institutional investors, intermediaries that sell shares of the Fund, consultants and third-party data and other providers) only for legitimate business purposes and only if the third-party recipients are required to keep all such portfolio holdings information confidential and are prohibited from trading on the information they receive in violation of the federal securities laws. Disclosure to such third parties must be approved in advance by the Investment Advisers’ legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services; rating and ranking organizations; lenders and other third-party service providers that may obtain access to such information in the performance of their contractual duties to the Funds will generally be permitted. In general, each recipient of non-public portfolio holdings information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.
In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Advisers and their affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel—Dechert LLP, the Funds’ tax service provider—Deloitte & Touche LLP, the Funds’ financial printer—Donnelley Financial Solutions Inc., the Funds’ proxy voting service—ISS, and the Funds’ class action processing service provider—Financial Recovery Technologies, LLC. KPMG LLP, an investor in the High Yield Fund, also receives certain non-public portfolio holdings information on an ongoing basis in order to facilitate compliance with the auditor independence requirements to which it is subject. In addition, certain Goldman Sachs Fixed Income Funds provide non-public portfolio holdings information to Standard & Poor’s to allow such Funds to be rated by it, and certain Goldman Sachs Equity Funds provide non-public portfolio holdings information to FactSet, a provider of global financial and economic information. From time-to-time, certain Funds may provide non-public portfolio holdings information to prospective purchasers of a Fund’s legal claims. In each of these instances, these entities are obligated to keep such information confidential. Third-party providers of custodial services to the Funds may release non-public portfolio holdings information of the Funds only with the permission of certain Fund Representatives. From time-to-time portfolio holdings information may be provided to broker-dealers, prime brokers, FCMs or derivatives clearing merchants in connection with a Fund’s portfolio trading activities. In addition, the Short Duration Tax-Free Fund, Dynamic Municipal Income Fund and High Yield Municipal Fund provide certain broker-dealers with non-public portfolio holdings information so that these broker-dealers may provide these Tax Exempt Funds with more tailored trading suggestions, thereby facilitating more effective portfolio management. Complete portfolio holdings information is provided to these select broker-dealers at least quarterly with no lag required between the date of the information and the date on which the information is disclosed. As of July 29, 2022, the broker-dealers receiving this information were as follows: 280 Securities, Barclays Capital Inc., BB&T Capital Markets, Belle Haven Instruments, BofA Securities Inc. Futures, Brean Capital, LLC, Brownstone, Cabrera Capital Markets, LLC, Caprok Capital, Citigroup Global Markets, Inc., Credit Suisse Securities (USA) LLC, Crews & Associates, Inc., DA Davidson & Co., Dougherty & Company, LLC, George K. Baum & Company, Headlands Tech Global Markets, LLC, Herbert J. Sims & Co., Inc., Hutchinson Shockey Erley & Co., Janney Montgomery Scott, Inc., Jeffries & Company, JP Morgan Securities, Keybanc, Loop Capital Corp., Merrill Lynch Pierce Fenner & Smith, Inc., Mesirow, Morgan Stanley, M.R. Beal & Company, Oppenheimer Funds, Inc., Piper Jaffray, PNC Capital Markets LLC, Ramirez & Co., Inc., Raymond James Financial Services Inc., RBC Capital Markets, R. Seelaus & Co., Inc., Hilltop Securities (a.k.a. Southwest Securities, Inc.), Stephens Inc., Stifel Nicolaus & Company, TD Securities, LLC, Tradeweb Markets, LLC, US Bancorp, Virtus Capital Markets LLC and Ziegler Capital. In providing this information, reasonable precautions, including, but not limited to, the execution of a non-disclosure agreement and limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter are reviewed by Goldman Sachs’ Compliance department for consistency with the policy.
The Funds described in this SAI currently intend to publish complete portfolio holdings on the Trust’s website (http://www.gsamfunds.com) as of the end of each fiscal quarter, subject to a 30 calendar day lag between the date of the information and the date on which the information is disclosed. In addition, each Fund currently intends to post selected portfolio holdings information as of the end of each month on the Trust’s website subject to a 15 calendar day lag between the date of the information and the date on which the information is disclosed. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. Operational disruptions and other systems disruptions may delay the posting of this information on the Trust’s website.
Each Fund files portfolio holdings information within 60 days after the end of each fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at http://www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual report for each Fund will become available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Portfolio Characteristics Information. Material portfolio characteristics information that is not publicly available (e.g., information that is not filed with the SEC or disclosed on the Funds’ publicly available website) or calculated from publicly available information may be provided to third parties only if the third-party recipients are required to keep all such portfolio characteristics information confidential and are prohibited from trading on the information they receive in violation of the federal securities laws. Disclosure to such third parties must be approved in advance by the Investment Advisers’ legal or compliance department, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of material, non-public portfolio characteristics information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.
However, upon request, a Fund will provide certain non-public portfolio characteristics information to any (i) shareholder or (ii) non-shareholder (including, without limitation, individuals, institutional investors, intermediaries that sell shares of the Fund, consultants and third-party data providers) whose request for such information satisfies and/or serves a legitimate business purpose for the Fund. Examples of portfolio characteristics information include, but are not limited to, statistical information about a Fund’s portfolio. Portfolio characteristics information that is made available upon request would normally include:
•   Asset Allocation Information – The allocation of a Fund’s portfolio among asset classes, regions, countries, industries, sub-industries, sectors, sub-sectors, strategies or subadvisers; credit quality ratings; and weighted average market capitalization ranges.
•   Financial Characteristics Information – The financial characteristics of a Fund’s portfolio, such as alpha; beta; R-squared; Sharpe ratio; information ratio; standard deviation; tracking error; various earnings and price based ratios (e.g., price-to-earnings and price-to-book); value at risk (VaR); duration information; weighted-average maturity/life; portfolio turnover; attribution; and other aggregated risk statistics (e.g., aggregate liquidity classification information).
In accordance with the policy, this type of portfolio characteristics information that is made available upon request will be disclosed in accordance with, and subject to the time lag indicated in, the schedule below. This portfolio characteristics information may be requested by calling Goldman Sachs & Co. LLC toll-free at 1-800-526-7384 (for Class A, Class C, Class R and Investor Shareholders) or 1-800-621-2550 (for Institutional, Service, Administration, Separate Account Institutional, Class R6 and Class P Shareholders). Portfolio characteristics information that is otherwise publicly available may be disclosed without these time lags.
The type and volume of portfolio characteristics information that is made available upon request will vary from Fund to Fund (depending on the investment strategies and the portfolio management team of the applicable Fund). If portfolio characteristics information is disclosed to one recipient, it must also be disclosed to all other eligible recipients requesting the same information.

However, under certain circumstances, the volume of portfolio characteristics information provided to one recipient may differ from the volume of portfolio characteristics information provided to other recipients.
Type of Information	When Available Upon Request
Portfolio Characteristics Information (Except for Aggregate Liquidity Classification Information)
Prior to 15 Business Days After Month-End: Cannot disclose without (i) a confidentiality agreement; (ii) an agreement not to trade on the basis of non-public information in violation of the federal securities laws; and (iii) legal or compliance approval.

15 Business Days After Month-End: May disclose to (i) shareholders and (ii) any non-shareholder whose request satisfies and/or serves a legitimate business purpose for the applicable Fund.
Aggregate Liquidity Classification Information
Prior to 90 Calendar Days After Month-End: Cannot disclose without (i) a confidentiality agreement; (ii) an agreement not to trade on the basis of non-public information in violation of the federal securities laws; and (iii) legal or compliance approval.

90 Calendar Days After Month-End: May disclose to (i) shareholders and (ii) any non-shareholder whose request satisfies and/or serves a legitimate business purpose for the applicable Fund.
In addition, the Funds described in this SAI currently intend to publish certain portfolio characteristics information on the Trust’s website (http://www.gsamfunds.com) as of the end of each month or fiscal quarter, and such information will generally be subject to a 15 day lag. Operational disruptions and other systems disruptions may delay the posting of this information on the Trust’s website or the availability of this information by calling Goldman Sachs & Co. LLC at the toll-free numbers listed above.
Oversight of the Policy. Under the policy, Fund Representatives will periodically supply the Board of the Trustees with a list of third parties who receive non-public portfolio holdings information and material, non-public portfolio characteristics information pursuant to an ongoing arrangement subject to a confidentiality agreement and agreement not to trade on the basis of such information in violation of the federal securities laws. In addition, the Board receives information, on a quarterly basis, on such arrangements that were permitted during the preceding quarter. Under the policy, the Investment Advisers’ legal and compliance personnel authorize the disclosure of portfolio holdings information and portfolio characteristics information.
Disclosure of Current NAV Per Share
Each Fund’s current NAV per share is available through the Funds’ website at www.gsamfunds.com (except Class P Shares) or by contacting the Funds at 1-800-526-7384.
Miscellaneous
A Fund will redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Each Fund, however, reserves the right, in its sole discretion, to pay redemptions by a distribution in-kind of securities (instead of cash) if (i) the redemption exceeds the lesser of $250,000 or 1% of the NAV of the Fund at the time of redemption; or (ii) with respect to lesser redemption amounts, the redeeming shareholder requests in writing a distribution in-kind of securities instead of cash. The securities distributed in-kind would be readily marketable and would be valued for this purpose using the same method employed in calculating each Fund’s NAV per share. See “NET ASSET VALUE.” If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.
The right of a shareholder to redeem shares and the date of payment by each Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for such Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of such Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)
As stated in the Prospectuses, the Trust may authorize Intermediaries and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Intermediaries or other institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.
In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any distributions paid by the Funds are reflected in account statements from the Transfer Agent.
The Prospectuses and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectuses. Certain portions of the Registration Statement have been omitted from the Prospectuses and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.
Statements contained in the Prospectuses or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectuses and this SAI form a part, each such statement being qualified in all respects by such reference.
Large Trade Notifications
The Transfer Agent may from time to time receive notice that an Intermediary has received a purchase, redemption or exchange order for a large trade in a Fund’s shares. A Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order may not have been processed at the time the Fund entered into such portfolio transactions. This practice provides for a closer correlation between the time shareholders place large trade orders and the time a Fund enters into portfolio transactions based on those orders, and may permit the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. The Intermediary may not, however, ultimately process the order. In this case, (i) if a Fund enters into portfolio transactions in anticipation of an order for a large redemption of Fund shares; or (ii) if a Fund enters into portfolio transactions in anticipation of an order for a large purchase of Fund shares and such portfolio transactions occur on the date on which the Intermediary indicated that such order would occur, the Fund will bear any borrowing, trading overdraft or other transaction costs or investment losses resulting from such portfolio transactions. Conversely, a Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.
Line of Credit
As of March 31, 2022, the Funds participated in a $1,000,000,000 committed, unsecured revolving line of credit facility together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. Moreover, under the credit facility, certain Funds are subject to additional restrictions on borrowing. For example, each of the High Yield Floating Rate Fund and Long Short Credit Strategies Fund may not borrow in amounts exceeding 20% of the Fund’s total assets (including amount of borrowings). This limitation is more restrictive than that permitted under the Act. For the fiscal year ended March 31, 2022, the Funds did not have any borrowings under the facility. The facility was increased to $1,250,000,000 effective April 22, 2022.

In addition, as of March 31, 2022, the High Yield Floating Rate Fund also participated in a $150,000,000 committed, unsecured credit facility for the purpose of providing short-term, temporary working capital to the Fund. The facility is intended to enable the Fund to more efficiently manage various factors associated with the length of settlement of bank loan transactions and may also be used to satisfy redemption requests. The interest rate on borrowings is LIBOR plus 1.50%, and the High Yield Floating Rate Fund is required to pay a fee based on the amount of the commitment that has not been utilized. In addition, to the extent that the Fund has outstanding borrowings under both credit facilities, it is required to repay such borrowings on a pro rata basis. Under the credit facility, the Fund had an average outstanding balance and weighted average annual interest rate for the fiscal year ended March 31, 2022 of $50,000,000 and 1.351%, respectively. As of March 31, 2022, there were no outstanding borrowings under the credit facility. The facility was increased to $300,000,000 effective April 25, 2022.
Corporate Actions
From time to time, the issuer of a security held in a Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that a Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of a Fund’s investment portfolio.
In cases where a Fund or its Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether the Fund will participate in that corporate action. If a Fund or its Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Fund’s investment portfolio.
FINANCIAL STATEMENTS
The audited financial statements and related reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, contained in each Fund’s Annual Report are hereby incorporated by reference. The audited financial statements in each Fund’s Annual Report have been incorporated by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. A copy of the 2022 Annual Report and Semi-Annual Report may be obtained upon request and without charge by writing Goldman Sachs & Co. LLC, P.O. Box 06050, Chicago, Illinois 60606 or by calling Goldman Sachs & Co. LLC, at the telephone number on the back cover of each Fund’s Prospectus. No other portions of the Funds’ Annual Report are incorporated herein by reference.
OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES, REDEMPTIONS,
EXCHANGES AND DIVIDENDS
(Class A Shares and Class C Shares Only)
The following information supplements the information in each Fund’s Prospectus under the captions “Shareholder Guide” and “Distributions.” Please see the Prospectuses for more complete information.
Other Purchase Information/Sales Charge Waivers
The sales charge waivers on the Funds’ shares described in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” in the Prospectuses are due to the nature of the investors involved and/or the reduced sales effort that is needed to obtain such investments.
If shares of a Fund are held in an account with an Intermediary, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Intermediary, and not by the Fund and its Transfer

Agent. Since the Funds will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Intermediary to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in an account with one Intermediary to an account with another Intermediary or to an account directly with a Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Intermediary.
Right of Accumulation - (Class A)
A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A and/or Class C Shares (acquired by purchase or exchange) of the Funds and Class A and/or Class C Shares of any other Goldman Sachs Fund total the requisite amount for receiving a discount. For example, for certain Funds, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of the same Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.0% (the rate applicable to purchases of $100,000 or more for certain of the Funds). Class A and/or Class C Shares of the Funds and Class A and/or Class C Shares of any other Goldman Sachs Fund purchased (i) by an individual, his spouse, his parents and his children; and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. For purposes of applying the right of accumulation, shares of the Funds and any other Goldman Sachs Fund purchased by an existing client of Goldman Sachs Private Wealth Management or GS Ayco Holding LLC will be combined with Class A and/or Class C Shares and other assets held by all other Goldman Sachs Private Wealth Management accounts or accounts of GS Ayco Holding LLC, respectively. In addition, Class A and/or Class C Shares of the Funds and Class A and/or Class C Shares of any other Goldman Sachs Fund purchased by partners, directors, officers or employees of the same business organization or by groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s or group’s or firm’s agreement to cooperate in the offering of the Funds’ shares to eligible persons; and (ii) notification to the Funds at the time of purchase that the investor is eligible for this right of accumulation. In addition, in connection with SIMPLE IRA accounts, cumulative quantity discounts are available on a per plan basis if (i) your employee has been assigned a cumulative discount number by Goldman Sachs; and (ii) your account, alone or in combination with the accounts of other plan participants also invested in Class A and/or Class C Shares of the Goldman Sachs Funds totals the requisite aggregate amount as described in the Prospectuses.
Statement of Intention (Class A)
If a shareholder anticipates purchasing at least $100,000 ($500,000 in the case of Short Duration Bond Fund, Short Duration Government Fund and Short Duration Tax-Free Fund), not counting reinvestments of dividends and distributions, of Class A Shares of a Fund alone or in combination with Class A Shares of any other Goldman Sachs Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Intermediary must inform Goldman Sachs that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.
The provisions applicable to the Statement, and the terms of the related escrow agreement, are set forth in Appendix C to this SAI.

Cross-Reinvestment of Distributions
Shareholders may receive distributions in additional shares of the same class of the Fund or they may elect to receive them in cash or shares of the same class of other Goldman Sachs Funds, or Service Shares of the Goldman Sachs Financial Square Prime Obligations Fund, if they hold Class A Shares of a Fund.
A Fund shareholder should obtain and read the prospectus relating to the other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees before electing cross-reinvestment into that Fund. The election to cross-reinvest distributions will not affect the tax treatment of such distributions, which will be treated as received by the shareholder and then used to purchase shares of the acquired fund. Such reinvestment of distributions in shares of other Goldman Sachs Funds is available only in states where such reinvestment may legally be made.
Automatic Exchange Program
A Fund shareholder may elect to exchange automatically a specified dollar amount of shares of the Fund for shares of the same class or an equivalent class of another Goldman Sachs Fund provided the minimum initial investment requirement has been satisfied. A Fund shareholder should obtain and read the prospectus relating to the other Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an automatic exchange into that Goldman Sachs Fund.
Exchanges from Collective Investment Trusts to Goldman Sachs Funds
The Investment Adviser manages a number of collective investment trusts that hold assets of 401(k) plans and other retirement plans (each, a “Collective Investment Trust”). An investor in a Collective Investment Trust (or an Intermediary acting on behalf of the investor) may elect to exchange some or all of the interests it holds in a Collective Investment Trust for shares of one or more of the Goldman Sachs Funds. Generally speaking, Rule 22c-1 under the Act requires a purchase order for shares of a Goldman Sachs Fund to be priced based on the current NAV of the Goldman Sachs Fund that is next calculated after receipt of the purchase order. A Goldman Sachs Fund will treat a purchase order component of an exchange from an investor in a Collective Investment Trust as being received in good order at the time it is communicated to an Intermediary or the Transfer Agent, if the amount of shares to be purchased is expressed as a percentage of the value of the investor’s interest in a designated Collective Investment Trust that it is contemporaneously redeeming (e.g., if the investor communicates a desire to exchange 100% of its interest in a Collective Investment Trust for shares of a Goldman Sachs Fund). The investor’s purchase price and the number of Goldman Sachs Fund shares it will acquire will therefore be calculated as of the pricing of the Collective Investment Trust on the day of the purchase order. Such an order will be deemed to be irrevocable as of the time the Goldman Sachs Fund’s NAV is next calculated after receipt of the purchase order. An investor should obtain and read the prospectus relating to any Goldman Sachs Fund and its shares and consider its investment objective, policies and applicable fees and expenses before electing an exchange into that Goldman Sachs Fund. For federal income tax purposes, an exchange of interests in a Collective Investment Trust for shares of a Goldman Sachs Fund may be subject to tax, and you should consult your tax adviser concerning the tax consequences of an exchange.
Systematic Withdrawal Plan
A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of a Fund whose shares are worth at least $5,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.
Distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at NAV. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Goldman Sachs reserves the right to initiate a fee of up to $5 per withdrawal, upon thirty days written notice to the shareholder. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A or Class C Shares would be disadvantageous because of the sales charge typically imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class A and Class C Shares. The CDSC applicable to Class C Shares redeemed under a Systematic Withdrawal Plan may be waived. See “Shareholder Guide” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.
Offering Price of Class A Shares
Class A Shares of High Yield Fund, Emerging Markets Debt Fund, High Yield Municipal Fund and Local Emerging Markets Debt Fund are sold at a maximum sales charge of 4.50%; Government Income Fund, Dynamic Municipal Income Fund, Core Fixed Income Fund, Bond Fund, Global Core Fixed Income Fund, U.S. Mortgages Fund, Strategic Income Fund, Investment Grade Credit Fund, Inflation Protected Securities Fund, Long Short Credit Strategies Fund and Income Fund at 3.75%; High Yield Floating Rate Fund at 2.25%; Short Duration Bond Fund, Short Duration Government Fund and Short Duration Tax-Free Fund at 1.50%; and Enhanced Income Fund at 0.00%. Using the NAV as of March 31, 2022 and the maximum sales charge in effect as of July 29, 2022, the maximum offering price of the Class A shares of each applicable Fund’s shares would be as follows:
Fund	Net Asset Value	Maximum Sales Charge	Offering Price to Public
Enhanced Income Fund	$9.37	0.00%	$9.37
Short Duration Bond Fund	$9.72	1.50%	$9.87
Short Duration Government Fund	$9.52	1.50%	$9.66
Short Duration Tax-Free Fund	$10.43	1.50%	$10.59
Strategic Income Fund	$9.14	3.75%	$9.50
Government Income Fund	$14.09	3.75%	$14.64
Dynamic Municipal Income Fund	$15.72	3.75%	$16.33
Core Fixed Income Fund	$10.11	3.75%	$10.50
Global Core Fixed Income Fund	$12.00	3.75%	$12.47
U.S. Mortgages Fund	$9.87	3.75%	$10.25
Investment Grade Credit Fund	$8.76	3.75%	$9.10
Bond Fund	$9.83	3.75%	$10.21
Inflation Protected Securities Fund	$11.16	3.75%	$11.59
High Yield Municipal Fund	$9.86	4.50%	$10.32
High Yield Fund	$6.00	4.50%	$6.28
High Yield Floating Rate Fund	$9.23	2.25%	$9.44
Emerging Markets Debt Fund	$10.65	4.50%	$11.15
Local Emerging Markets Debt Fund	$5.00	4.50%	$5.24
Long Short Credit Strategies Fund	$8.52	3.75%	$8.85
Income Fund	$9.55	3.75%	$9.92
The actual sales charge that is paid by an investor on the purchase of Class A Shares may differ slightly from the sales charge listed above or in a Fund’s Prospectus due to rounding in the calculations. The actual sales charge that is paid by an investor will be rounded to two decimal places. As a result of such rounding in the calculations, the actual sales charge paid by an investor may be somewhat greater (e.g., 4.53% for Class A Shares) or somewhat lesser (e.g., 4.48% for Class A Shares) than that listed above or in the Prospectuses. Contact your financial advisor for further information.
DISTRIBUTION AND SERVICE PLANS
(Class A Shares, Class C Shares and Class R Shares Only)
Distribution and Service Plans. As described in the Prospectus, the Trust has adopted, on behalf of Class A, Class C and Class Shares of each Fund, distribution and service plans (collectively, the “Plans” and each individually, a “Plan”). See “Shareholder

Guide –Distribution and Service Fees” in the Prospectuses. The distribution fees payable under the Plans are subject to Rule 12b-1 under the Act and finance distribution and other services that are provided to investors in the Funds and enable the Funds to offer investors the choice of investing in either Class A, Class C or Class R Shares when investing in the Funds. In addition, the distribution fees payable under the Plans may be used to assist the Funds in reaching and maintaining asset levels that are efficient for the Funds’ operations and investments.
The Plans for each applicable Fund’s Class A, Class C and Class R Shares were most recently approved by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans, cast at a meeting called for the purpose of approving the Plans on June 14-15, 2022.
The compensation for distribution services payable under a Plan to Goldman Sachs may not exceed 0.25% (0.15% for the Enhanced Income Fund), 0.75% and 0.50% per annum of a Fund’s average daily net assets attributable to Class A, Class C and Class R Shares, respectively, of such Fund.
Under the Plan for Class C Shares, Goldman Sachs is also entitled to receive a separate fee for personal and account maintenance services equal to an annual basis of 0.25% of each Fund’s average daily net assets attributable to Class C Shares. With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Plan for personal and account maintenance services and expenses so long as such total compensation under the Plan does not exceed the maximum cap on “service fees” imposed by FINRA.
As of July 29, 2022, Goldman Sachs has agreed not to impose a portion of the distribution and service fees, pursuant to the Plans, equal to 0.35% of the average daily net assets attributable to Class C Shares of the Short Duration Government Fund, Short Duration Bond Fund and Short Duration Tax-Free Fund. These arrangements will remain in effect through at least July 29, 2023, and prior to such date Goldman Sachs may not terminate the arrangements without the approval of the Board of Trustees. These waivers may be modified or terminated by Goldman Sachs at its discretion and without shareholder approval after such date, although Goldman Sachs does not presently intend to do so.
Each Plan is a compensation plan which provides for the payment of a specified fee without regard to the expenses actually incurred by Goldman Sachs. If such fee exceeds Goldman Sachs’ expenses, Goldman Sachs may realize a profit from these arrangements. The distribution fees received by Goldman Sachs under the Plans and CDSCs (as applicable) on Class A, Class C and Class R Shares may be sold by Goldman Sachs as Distributor to entities which provide financing for payments to Intermediaries in respect of sales of Class A, Class C and Class R Shares. To the extent such fees are not paid to such dealers, Goldman Sachs may retain such fees as compensation for its services and expenses of distributing the Funds’ Class A, Class C and Class R Shares.
Under each Plan, Goldman Sachs, as Distributor of each Fund’s Class A, Class C and Class R Shares, will provide to the Trustees of the Trust for their review, and the Trustees of the Trust will review at least quarterly, a written report of the services provided and amounts expended by Goldman Sachs under the Plans and the purposes for which such services were performed and expenditures were made.
The Plans will remain in effect until June 30, 2023, and from year to year thereafter, provided that such continuance is approved annually by a majority vote of the Trustees of the Trust, including a majority of the non-interested Trustees of the Trust who have no direct or indirect financial interest in the Plans. The Plans may not be amended to increase materially the amount of distribution compensation described therein without approval of a majority of the outstanding Class A, Class C or Class R Shares of the affected Fund and affected share class but may be amended without shareholder approval to increase materially the amount of non-distribution compensation. All material amendments of a Plan must also be approved by the Trustees of the Trust in the manner described above. A Plan may be terminated at any time as to any Fund without payment of any penalty by a vote of a majority of the non-interested Trustees of the Trust or by vote of a majority of the Class A, Class C or Class R Shares, respectively, of the affected Fund and affected share class. If a Plan was terminated by the Trustees of the Trust and no successor plan was adopted, the Fund would cease to make payments to Goldman Sachs under the Plan and Goldman Sachs would be unable to recover the amount of any of its unreimbursed expenditures. So long as a Plan is in effect, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees of the Trust. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plans will benefit the Funds and their Class A, Class C or Class R shareholders.

For the fiscal years ended March 31, 2022, March 31, 2021 and March 31, 2020, each Fund then in existence paid Goldman Sachs the following distribution and service fees under the Class A Plan:
Fund	Fiscal year ended March 31, 2022	Fiscal year ended March 31, 2021	Fiscal year ended March 31, 2020
Enhanced Income Fund[1]	$30,986	$17,234	$18,858
Short Duration Government Fund	217,506	252,798	195,427
Short Duration Tax-Free Fund	591,960	515,692	311,571
Government Income Fund	169,676	192,916	208,933
Dynamic Municipal Income Fund	3,875,107	3,541,255	2,971,694
Core Fixed Income Fund	417,843	369,642	235,531
Short Duration Bond Fund	200,400	120,610	23,992
Global Core Fixed Income Fund	128,109	120,619	142,356
High Yield Municipal Fund	1,541,312	1,208,461	1,104,409
High Yield Fund	305,358	316,494	382,853
High Yield Floating Rate Fund	10,101	7,840	8,680
Strategic Income Fund	315,223	320,626	410,726
Emerging Markets Debt Fund	104,977	102,435	144,767
U.S. Mortgages Fund	82,865	90,484	73,645
Investment Grade Credit Fund	25,105	28,554	24,745
Bond Fund	174,179	227,960	218,013
Inflation Protected Securities Fund	152,709	158,551	133,485
Local Emerging Markets Debt Fund	11,332	12,471	14,163
Long Short Credit Strategies Fund	3,926	3,573	4,838
Income Fund[2]	1,420	854	96

1
Effective July 30, 2018, Goldman Sachs became entitled to a monthly fee of 0.15% (instead of 0.25%) for distribution and service fees.
2
The Income Fund commenced operations on December 3, 2019.
During the fiscal year ended March 31, 2022, Goldman Sachs incurred the following expenses in connection with distribution under the Class A Plan on behalf of the Funds:
Fund	Compensation to Dealers[1]	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals*
Enhanced Income Fund	$30,223	$22,272	$7,430	$310	$846	$61,080
Short Duration Government Fund	217,884	38,014	13,464	562	1,532	271,456
Short Duration Tax-Free Fund	595,007	39,813	13,566	567	1,544	650,498
Government Income Fund	164,920	20,205	7,125	298	811	193,359
Dynamic Municipal Income Fund	3,858,289	346,213	122,434	5,114	13,934	4,345,982
Core Fixed Income Fund	415,039	130,097	38,092	1,591	4,335	589,154
Short Duration Bond Fund	201,220	94,272	27,139	1,134	3,089	326,854

Fund	Compensation to Dealers[1]	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals*
Global Core Fixed Income Fund	121,762	37,331	11,915	498	1,356	172,861
High Yield Municipal Fund	1,528,623	308,001	104,682	4,372	11,913	1,957,591
High Yield Fund	298,580	122,839	41,903	1,750	4,769	469,841
High Yield Floating Rate Fund	10,295	6,133	1,880	79	214	18,601
Strategic Income Fund	313,029	154,487	52,467	2,191	5,971	528,146
Emerging Markets Debt Fund	105,361	61,230	20,127	841	2,291	189,849
U.S. Mortgages Fund	82,998	11,821	4,096	171	466	99,553
Investment Grade Credit Fund	24,861	2,538	884	37	101	28,420
Bond Fund	172,173	15,832	5,735	240	653	194,633
Inflation Protected Securities Fund	151,956	23,103	7,966	333	907	184,264
Local Emerging Markets Debt Fund	11,373	3,198	1,092	46	124	15,833
Long Short Credit Strategies Fund	3,990	1,711	585	24	67	6,377
Income Fund	1,283	64	27	1	3	1,378

*
Reflects rounding
1
Advance commissions paid to dealers of 1% on Class A Shares are considered deferred assets which are amortized over a period of eighteen months; amounts presented above reflect amortization expense recorded during the period presented.
For the fiscal years ended March 31, 2022, March 31, 2021 and March 31, 2020, each Fund then in existence paid Goldman Sachs the following distribution and service fees under the Class C Plan:
Fund[1]	Fiscal year ended March 31, 2022	Fiscal year ended March 31, 2021	Fiscal year ended March 31, 2020
Short Duration Government Fund[2]	$45,692	$61,813	$85,311
Short Duration Tax-Free Fund[2]	49,338	60,642	103,409
Government Income Fund	15,486	31,774	37,617
Dynamic Municipal Income Fund	1,169,168	1,108,305	1,220,972
Core Fixed Income Fund	88,097	84,960	70,365
Short Duration Bond Fund [2]	11,757	7,161	10,310
Global Core Fixed Income Fund	29,183	44,124	75,284
High Yield Municipal Fund	630,078	607,483	754,121
High Yield Fund	47,444	69,133	136,335
High Yield Floating Rate Fund	6,381	4,833	9,938
Strategic Income Fund	311,780	576,159	1,210,773
Emerging Markets Debt Fund	74,686	97,241	187,111
Bond Fund	76,444	97,364	92,065

Fund[1]	Fiscal year ended March 31, 2022	Fiscal year ended March 31, 2021	Fiscal year ended March 31, 2020
Inflation Protected Securities Fund	25,451	17,980	31,548
Local Emerging Markets Debt Fund	15,014	22,234	33,609
Long Short Credit Strategies Fund	2,481	3,728	7,518
Income Fund[3]	786	669	179

1
Enhanced Income Fund and U.S. Mortgages Fund and Investment Grade Credit Fund currently do not offer Class C Shares.
2
Absent a fee waiver arrangement then in effect, the distribution and service fees payable by the Short Duration Government Fund would have been $115,900 for the fiscal year ended March 31, 2021 and $131,248 for the fiscal year ended March 31, 2020; the distribution and service fees payable by the Short Duration Tax-Free Fund would have been $113,703 for the fiscal year ended March 31, 2021 and $159,091 for the fiscal year ended March 31, 2020; and the distribution and service fees payable by the Short Duration Bond Fund would have been $13,426 for the fiscal year ended March 31, 2021 and $15,862 for the fiscal year ended March 31, 2020; and the distribution and service fees payable by the Global Core Fixed Income Fund would have been $75,353 for the fiscal year ended March 31, 2020.
3
The Income Fund commenced operations on December 3, 2019.
During the fiscal year ended March 31, 2022, Goldman Sachs incurred the following expenses in connection with distribution under the Class C Plan on behalf of each of the following Funds:
Fund	Compensation to Dealer[1]	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals*
Short Duration Government Fund	$69,350	$24,667	$8,313	$392	$897	$103,619
Short Duration Tax-Free Fund	65,595	10,393	3,577	168	386	80,119
Government Income Fund	28,911	3,591	1,134	53	122	33,812
Dynamic Municipal Income Fund	992,620	171,520	56,629	2,667	6,113	1,229,550
Core Fixed Income Fund	65,898	23,660	7,903	372	853	98,686
Short Duration Bond Fund	7,316	4,665	1,423	67	154	13,625
Global Core Fixed Income Fund	56,848	5,468	1,777	84	192	64,368
High Yield Municipal Fund	544,066	120,456	39,771	1,873	4,293	710,460
High Yield Fund	79,119	12,067	3,843	181	415	95,625
High Yield Floating Rate Fund	6,283	177	50	2	5	6,518
Strategic Income Fund	770,489	95,068	32,190	1,516	3,475	902,738
Emerging Markets Debt Fund	119,144	19,101	6,205	292	670	145,411
Bond Fund	109,913	20,633	6,939	327	749	138,562
Inflation Protected Securities Fund	18,954	1,767	508	24	55	21,307

Fund	Compensation to Dealer[1]	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals*
Local Emerging Markets Debt Fund	23,204	2,730	788	37	85	26,843
Long Short Credit Strategies Fund	4,662	74	11	1	1	4,749
Income Fund	257	215	67	3	7	549

*
Reflects rounding
1
Advance commissions paid to dealers of 1% on Class C Shares are considered deferred assets which are amortized over a period of one year; amounts presented above reflect amortization expense recorded during the period presented.
For the fiscal years ended March 31, 2022, March 31, 2021 and March 31, 2020, each Fund then in existence paid Goldman Sachs the following distribution and service fees under the Class R Plan:
Fund[1]	Fiscal year ended March 31, 2022	Fiscal year ended March 31, 2021	Fiscal year ended March 31, 2020
Government Income Fund	$67,124	$79,930	$99,376
Core Fixed Income Fund	24,085	24,367	23,913
Short Duration Bond Fund	1,371	6,274	654
Inflation Protected Securities Fund	93,357	84,344	79,248
High Yield Fund	28,913	38,562	61,583
High Yield Floating Rate Fund	118	66	99
Strategic Income Fund	12,978	14,636	22,330
Bond Fund	19,326	27,041	47,893
Long Short Credit Strategies Fund	144	134	131
Income Fund[2]	273	260	81

1
Enhanced Income Fund, Short Duration Government Fund, Short Duration Tax-Free Fund, Dynamic Municipal Income Fund, Global Core Fixed Income Fund, High Yield Municipal Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, U.S. Mortgages Fund and Investment Grade Credit Fund currently do not offer Class R Shares.
3
The Income Fund commenced operations on December 3, 2019.
During the fiscal year ended March 31, 2022, Goldman Sachs incurred the following expenses in connection with distribution under the Class R Plan on behalf of each of the following Funds:
Fund	Compensation to Dealer	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals*
Government Income Fund	$78,629	$1,690	$551	$26	$59	$80,955
Core Fixed Income Fund	24,367	2,394	927	44	100	27,832
Short Duration Bond Fund	7,672	2,742	1,094	52	118	11,677

Fund	Compensation to Dealer	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals*
Inflation Protected Securities Fund	81,639	737	143	7	15	82,541
High Yield Fund	38,659	1,037	407	19	44	40,166
High Yield Floating Rate Fund	4	0	0	0	0	4
Strategic Income Fund	13,043	1,584	614	29	66	15,336
Bond Fund	24,198	2,110	832	39	90	27,269
Long Short Credit Strategies Fund	1	1	0	0	0	2
Income Fund	0	3	0	0	0	3

*
Reflects rounding
SERVICE PLAN AND SHAREHOLDER ADMINISTRATION PLAN
(Service Shares Only)
Each Fund that offers Service Shares has adopted a service plan (the “Service Plan”) and a separate shareholder administration plan (the “Shareholder Administration Plan”) with respect to its Service Shares (collectively, the “Service Shares Plans”), which authorize it to compensate Intermediaries for providing personal and account maintenance services and shareholder administration services to their customers who are or may become beneficial owners of such Shares. Pursuant to the Service Shares Plans, a Fund will enter into agreements with Intermediaries which purchase Service Shares of the Fund on behalf of their customers (“Service Agreements”). Under such Service Agreements, the Intermediaries may perform some or all of the following services:
(a) Personal and account maintenance services, including: (i) providing facilities to answer inquiries and respond to correspondence with customers and other investors about the status of their accounts or about other aspects of the Trust or the applicable Fund; (ii) acting as liaison between the Intermediary’s customers and the Trust, including obtaining information from the Trust and assisting the Trust in correcting errors and resolving problems; (iii) providing such statistical and other information as may be reasonably requested by the Trust or necessary for the Trust to comply with applicable federal or state law; (iv) responding to investor requests for prospectuses; (v) displaying and making prospectuses available on the Intermediary’s premises; and (vi) assisting customers in completing application forms, selecting dividend and other account options and opening custody accounts with the Intermediary.
(b) Shareholder administration services, including: (i) acting or arranging for another party to act, as recordholder and nominee of the Service Shares beneficially owned by the Intermediary’s customers; (ii) establishing and maintaining or assisting in establishing and maintaining individual accounts and records with respect to the Service Shares owned by each customer; (iii) processing or assisting in processing confirmations concerning customer orders to purchase, redeem and exchange Service Shares; (iv) receiving and transmitting or assisting in receiving and transmitting funds representing the purchase price or redemption proceeds of such Service Shares; (v) facilitating the inclusion of Service Shares in accounts, products or services offered to the Intermediary’s customers by or through the Intermediary; (vi) processing dividend payments on behalf of customers; and (vii) performing other related services which do not constitute “any activity which is primarily intended to result in the sale of shares” within the meaning of Rule 12b-1 under the Act or “personal and account maintenance services” within the meaning of the FINRA’s Conduct Rules.

As compensation for such services, a Fund will pay each Intermediary a personal and account maintenance service fee and a shareholder administration service fee in an amount up to 0.25% and 0.25%, respectively (on an annualized basis), of the average daily net assets of the Service Shares of such Fund attributable to or held in the name of such Intermediary.
The amount of the service and shareholder administration fees paid by each Fund then in existence to Intermediaries pursuant to the Service Shares Plans was as follows for the fiscal years ended March 31, 2022, March 31, 2021 and March 31, 2020:
Fund[1]	Fiscal year ended March 31, 2022	Fiscal year ended March 31, 2021	Fiscal year ended March 31, 2020
Enhanced Income Fund[2]	$22,099	$—	$—
Short Duration Government Fund	48,108	48,146	90,804
Short Duration Tax-Free Fund	342	410	1,076
Government Income Fund	78,010	90,437	181,848
Dynamic Municipal Income Fund	65	447	1,118
Core Fixed Income Fund	2,743	3,012	4,926
Global Core Fixed Income Fund	1,568	1,504	5,468
High Yield Fund	18,109	18,037	39,962
Bond Fund	233	194	192

1
U.S. Mortgages Fund, Investment Grade Credit Fund, Emerging Markets Debt Fund, Local Emerging Markets Debt Fund, High Yield Floating Rate Fund, Short Duration Bond Fund, Strategic Income Fund, Inflation Protected Securities Fund, Long Short Credit Strategies Fund and Income Fund currently do not offer Service Shares.
2
Service Shares of the Enhanced Income Fund commenced operations on October 22, 2021.
The Funds offering Service Shares have adopted the Service Plan but not the Shareholder Administration Plan pursuant to Rule 12b-1 under the Act in order to avoid any possibility that service fees paid to the Intermediaries pursuant to the Service Agreements might violate the Act. Rule 12b-1, which was adopted by the SEC under the Act, regulates the circumstances under which an investment company or series thereof may bear expenses associated with the distribution of its shares. In particular, such an investment company or series thereof cannot engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by the company unless it has adopted a plan pursuant to, and complies with the other requirements of, such Rule. The Trust believes that fees paid for the services provided in the service plan and described above are not expenses incurred primarily for effecting the distribution of Service Shares. However, should such payments be deemed by a court or the SEC to be distribution expenses, such payments would be duly authorized by the Service Plan. The Shareholder Administration Plan has not been adopted pursuant to Rule 12b-1 under the Act.
Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974, as amended) may apply to an Intermediary’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Service Shares of such Fund. Intermediaries, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities regulators, are urged to consult their legal advisers before investing fiduciary assets in Service Shares of the Funds. In addition, under some state securities laws, banks and other financial institutions purchasing Service Shares on behalf of their customers may be required to register as dealers.
The Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Shares Plans or the related Service Agreements, most recently voted to approve each Fund’s Service Shares Plans and related Service Agreements at a meeting called for the purpose of voting on such Service Shares Plans and Service Agreements on June 14-15, 2022. The Service Shares Plans and Service Agreements will remain in effect until June 30, 2023, and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above. The Service Plan may not be amended (but the Shareholder Administration Plan may be amended) to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Fund, and all material amendments of each Service Shares Plan must also be approved by the Board of Trustees in the manner described above. The Service Shares Plans may be terminated at any time by a majority of the Board of Trustees as described above or by vote of a majority of the outstanding Service Shares of the affected Fund. The Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of such Trustees or by a vote of a majority of the outstanding Service Shares of the affected Fund on not more than sixty days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Service Shares Plans are in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the Trust’s Governance and Nominating Committee, which consists of all of the non-interested members of the Board of Trustees. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Service Shares Plans will benefit the Funds and the holders of Service Shares.
During the fiscal year ended March 31, 2022, Goldman Sachs incurred the following expenses in connection with distribution under the Service Plan of each of the following Funds with Service Shares:
Fund	Compensation to Dealers	Compensation and Expenses of the Distributor and Its Sales Personnel*	Allocable Overhead, Telephone and Travel Expenses*	Printing and Mailing of Prospectuses to Other Than Current Shareholders*	Preparation and Distribution of Sales Literature and Advertising*	Totals**
Enhanced Income Fund	0	0	0	0	0	0
Short Duration Government Fund	0	10,687	3,905	163	444	15,200
Short Duration Tax-Free Fund	0	0	0	0	0	1
Government Income Fund	0	12,671	5,138	215	585	18,608
Dynamic Municipal Income Fund	0	0	0	0	0	0
Core Fixed Income Fund	0	43	17	1	2	62
Global Core Fixed Income Fund	0	14	6	0	1	21
High Yield Fund	0	4,506	2,011	84	229	6,830
High Quality Floating Rate Fund	0	3	1	0	0	4
Bond Fund	0	2	1	0	0	3

*
Represents Sales & Marketing expenses from the Fully Allocated P&L (FAPL) prorated for the periods ending December 31, 2021 and March 31, 2022.
**
Reflects rounding
ADMINISTRATION PLAN
(Administration Shares Only)
The Enhanced Income Fund has adopted an administration plan (the “Plan”) with respect to its Administration Shares which authorizes it to compensate Intermediaries for providing certain account administration services to their customers who are beneficial owners of such Shares. Pursuant to the Plan, the Fund enters into agreements with Intermediaries which purchase Administration Shares on behalf of their customers (“Service Agreements”). Under such Service Agreements the Intermediaries may agree to perform some or all of the following services: (a) act, directly or through an agent, as the shareholder of record and nominee for customers; (b) maintain account records for customers who beneficially own Administration Shares of the Fund; (c) receive and transmit, or assist in receiving and transmitting, funds for purchases and redemptions; (d) provide facilities to answer questions and handle correspondence from customers regarding their accounts; and (e) issue, or assist in issuing, confirmations for transactions in shares by customers. As compensation for such services, the Fund will pay each Intermediary an account administration fee in an amount up to 0.25% (on an annualized basis) of the average daily net assets of the Administration Shares of the Fund attributable to or held in the name of such Intermediary.
For the fiscal year ended March 31, 2022, the Enhanced Income Fund’s Administration Shares paid $1,629.00 under the Plan; for the fiscal year ended March 31, 2021, the Enhanced Income Fund’s Administration Shares paid $0.00 under the Plan; and for the fiscal year ended March 31, 2020, the Enhanced Income Fund’s Administration Shares paid $0.00 under the Plan.
Conflict of interest restrictions (including the Employee Retirement Income Security Act of 1974, as amended) may apply to an Intermediary’s receipt of compensation paid by a Fund in connection with the investment of fiduciary assets in Administration Shares of the Fund. Intermediaries, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary assets in Administration Shares of the Fund. In addition, under some state securities laws, banks and other financial institutions purchasing Administration Shares on behalf of their customers may be required to register as dealers.
The Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements, most recently voted to approve the Plan and Service Agreements with respect to the Fund at a meeting called for the purpose of voting on such Plan and Service Agreements on June 14-15, 2022. The Plan and Service Agreements will remain in effect until June 30, 2023, and will continue in effect thereafter only if such continuance is specifically approved annually by a vote of the Board of Trustees in the manner described above.
Unless approved by the Board of Trustees in the manner described above, the Plan may not be amended to increase materially the amount to be spent for the services described therein and other material amendments of the Plan may not be made. The Plan may be terminated at any time by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Service Agreements or by vote of a majority of the Fund’s outstanding Administration Shares. The Service Agreements may be terminated at any time, without payment of any penalty, by a vote of a majority of such Trustees or by a vote of a majority of the outstanding Administration Shares of the Fund on not more than 60 days’ written notice to any other party to the Service Agreements. The Service Agreements will terminate automatically if assigned. So long as the Plan is in effect, the selection and nomination of those Trustees who are not interested persons will be committed to the discretion of the non-interested Trustees of the Trust. The Board of Trustees has determined that, in its judgment, there is a reasonable likelihood that the Plan will benefit the Fund and the holders of its Administration Shares.
During the fiscal year ended March 31, 2022, Goldman Sachs incurred the following expenses in connection with distribution under the Administration Plan of the Enhanced Income Fund as follows:
Fund	Compensation to Dealer	Compensation and Expenses of the Distributor and Its Sales Personnel	Allocable Overhead, Telephone and Travel Expenses	Printing and Mailing of Prospectuses to Other than Current Shareholders	Preparation and Distribution of Sales Literature and Advertising	Totals*
Enhanced Income Fund	$0	$979	$562	$23	$64	$1,629

*
Reflects rounding
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of July 13, 2022, the following shareholders were shown in the Trust’s records as owning more than 5% of any class of a Fund’s shares. Except as listed below, the Trust does not know of any other person who owns of record or beneficially 5% or more of any class of a Fund’s shares:

Goldman Sachs Enhanced Income Fund
Class	Name/Address	Percentage of Class
Class A	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	7.80%
Class A	RBC Capital Markets Corporation, RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Attn Mutual Fund Ops. Manager, 60 S 6th St. Ste. 700 #P08, Minneapolis, MN 55402-4413	13.59%
Class A	UBS Financial Services Inc., UBS WM USA, Omni Account M/F Special Custody A/C, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	5.44%
Class A	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	25.58%
Class A	Edward D Jones & Co., For the benefit of Customers, 12555 Manchester Rd., Saint Louis, MO 63131- 3710	8.55%
Class A	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	12.07%
Investor	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	80.32%
Investor	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	11.07%
Institutional	The Huntington National Bank, OhioHealth Corporation, 3430 Ohio Health Pkwy, Columbus OH 43202-1575	13.61%
Institutional	The Huntington National Bank, The Reynolds And Reynolds Company, 1 Reynolds Way, Kettering OH 45430-1586	11.01%
Institutional	The Huntington National Bank, The Dispatch Printing Company, 34 S 3rd St Ste 600, Columbus OH 43215-3082	8.67%
Institutional	National Grid Insurance USA Ltd., 1 Metrotech Center, Brooklyn, NY 11201-3948	13.18%
Institutional	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	17.70%
Institutional	Rutgers, The State University, Attention: University Treasury, 33 Knightsbridge Road, Floor 2 West, Piscataway, NJ 08854-3987	12.14%
Service	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	61.94%
Service	GSAM Holdings LLC Seed Accounts, Attn IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bengaluru India 560071	35.78%
Administration	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	99.36%
Class R6	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept., 499 Washington Blvd. 4th Flr., Jersey City, NJ 07310-1995	60.21%
Class R6	Edward D Jones & Co., For the benefit of Customers, 12555 Manchester Rd., Saint Louis, MO 63131- 3710	38.87%
Class P	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	94.25%*
Class P	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	5.74%
Goldman Sachs Short Duration Government Fund
Class	Name/Address	Percentage of Class
Class A	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	5.82%
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	5.55%

Class	Name/Address	Percentage of Class
Class A	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PR8, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	22.05%
Class A	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716- 1102	7.46%
Class A	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	8.95%
Class A	Nationwide Investment Services, Nationwide Trust CO FSB, C/O IPO Portfolio Accounting, PO Box 182029, Columbus, OH 43218-2029	6.38%
Class A	Edward D Jones & Co., For the benefit of Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	8.88%
Class C	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716- 1102	10.39%
Class C	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PR8, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	10.96%
Class C	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	43.11%
Class C	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	7.33%
Class C	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	9.08%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	39.17%
Investor	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	7.69%
Investor	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	12.70%
Investor	Principal Securities Inc., DCGT as TTEE and/or Cust., FBO PLIC Various Retirement Plans, Omnibus, Attn NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	31.24%
Institutional	John Hancock Trust Company, 690 Canton Street, Suite 100, Westwood, MA 02090-2324	5.56%
Institutional	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	7.28%
Institutional	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	17.95%
Institutional	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	26.84%
Institutional	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PR8, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	9.29%
Institutional	Minnesota Life Insurance, 400 Robert St N Suite A, Saint Paul, MN 55101-2099	5.33%
Service	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	37.85%
Service	Devon Bank, DB CO/Devon Bank, 6445 N Western Ave. Ste. 300, Chicago, IL 60645-5452	57.09%
Class R6	Edward D Jones & Co., For the benefit of Customers, 12555 Manchester Rd., Saint Louis, MO 63131- 3710	37.98%
Class R6	Mid Atlantic Clearing & Settlement, Johnson Financial Group Master Account, 1251 Waterfront Place, Suite 525, Pittsburgh, PA 15222-4228	8.51%
Class R6	Principal Securities Inc., DCGT as TTEE and/or Cust., FBO PLIC Various Retirement Plans, Omnibus, Attn NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	23.19%

Class	Name/Address	Percentage of Class
Class R6	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	13.42%
Class P	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	94.98%*
Goldman Sachs Short Duration Tax-Free Fund
Class	Name/Address	Percentage of Class
Class A	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	27.19%
Class A	Edward D Jones & Co., For the benefit of Customers, 12555 Manchester Rd., Saint Louis, MO 63131- 3710	10.37%
Class A	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	5.93%
Class A	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PR8, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	22.00%
Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1932	7.42%
Class A	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	8.74%
Class C	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	28.84%
Class C	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PR8, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	17.18%
Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1932	26.74%
Class C	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	10.43%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	33.05%
Investor	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	52.34%
Investor	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	11.11%
Institutional	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	8.35%
Institutional	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	10.09%
Institutional	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PR8, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	42.87%
Institutional	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	19.96%
Service	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	96.25%

Class	Name/Address	Percentage of Class
Class R6	MSCS Financial Services LLC SEI Private trust Company, C/O Johnson Bank ETS ID 243, Attn: Mutual Fund Administrator, One Freedom Valley Drive, Oaks, PA 19456-9989	84.46%
Class P	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	99.26%*
Goldman Sachs Government Income Fund
Class	Name/Address	Percentage of Class
Class A	Hartford Life Insurance Company, Separate Account 401, 1 Griffin Rd. N, Windsor, CT 06095-1512	19.04%
Class A	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PR8, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	8.62%
Class A	Edward D Jones & Co., For the benefit of Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	6.65%
Class C	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	41.62%
Class C	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	7.12%
Class C	Principal Securities Inc, DCGT as TTEE and/or Customer FBO PLIC Various Retirement Plans Omnibus, Attn: NPIO Trade Desk, 711 High St. Des Moines, IA 50392-0001	5.06%
Class C	Stifel Nicolaus & Co, Exclusive Benefit of Customers, 501 N. Broadway, St. Louis, MO 63102-2188	5.76%
Class R	Hartford Life Insurance Company, Separate Account, 1 Griffin Rd. N, Windsor, CT 06095-1512	72.69%
Class R	MML Distributors, LLC-Aviator, Mass Mutual Life Insurance Co., 1295 State St. MIP M200-INVST, Springfield, MA 01111-0001	5.45%
Class R	Great-West Trust Company LLC, FBO Empower Benefit Grandfathered Plan, 8515 E Orchard Rd # 2T2, Greenwood VLG CO 80111-50002	16.94%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	93.12%*
Institutional	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	6.24%
Institutional	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PR8, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	14.34%
Institutional	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	28.95%
Institutional	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	7.85%
Institutional	Principal Securities Inc, DCGT as TTEE and/or Customer FBO PLIC Various Retirement Plans Omnibus, Attn: NPIO Trade Desk, 711 High St. Des Moines, IA 50392-0001	5.31%
Institutional	MSCS Financial Services LLC, SEI Private Trust Company, C/O First Horizon ID 683, Attn: Mutual Fund Administrator, One Freedom Valley Drive, Oaks, PA 19456-9989	8.32%
Service	Hartford Life Insurance Co., Separate Account, 200 Hopmeadow St., Weatogue, CT 06089-9793	13.19%
Service	Security Benefit Life Insurance Co., UMB Bank NA, FBO Fiduciary for Tax Deferred Acct., 1 SW Security Benefit Pl., Topeka, KS 66636-1000	29.91%
Service	Security Benefit Life Insurance Co., UMB Bank NA, FBO Fiduciary for Tax Deferred Accts., 1 SW Security Benefit Pl., Topeka, KS 66636-1000	47.73%
Class R6	Matrix Trust Company as Agent Fot Newport Trust Company Medallion Instrumentation Systems, LLC Employee 401(k) Plan, 35 Iron Point Circle, Folsom, CA 95630-8587	7.01%

Class	Name/Address	Percentage of Class
Class R6	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PR8, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	15.50%
Class R6	Edward D Jones & Co., For the benefit of Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	8.26%
Class R6	Mid Atlantic Trust Company FBOJohnson financial Group Master ACCO, 1251 Waterfront Place, Suite 525, Pittsburgh, PA 15222-4228	9.48%
Class R6	Hartford Life Insurance Company, The Hartford, 1 Hartford Plz., Hartford, CT 06155-0001	10.34%
Class R6	MML Distributors LLC, Massachusetts Mutual Insurance Co., 1295 State Street, MIP M200-INVST, Springfield, MA 01111-0001	22.94%
Class P	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	99.88%
Goldman Sachs Dynamic Municipal Income Fund
Class	Name/Address	Percentage of Class
Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1932	15.08%
Class A	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	5.38%
Class A	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	20.84%
Class A	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	9.03%
Class A	Edward D Jones & Co., For the benefit of Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	12.81%
Class A	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PP5, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	9.78%
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	5.20%
Class C	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97RR9, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	17.02%
Class C	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	25.73%
Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1932	17.07%
Class C	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	9.00%
Class C	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	13.21%
Investor	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	24.68%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	39.14%
Investor	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	30.01%
Institutional	UBS Financial Services Inc., UBS WM USA, Omni Account M/F Special Custody A/C, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	6.90%

Class	Name/Address	Percentage of Class
Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1932	15.46%
Institutional	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	8.19%
Institutional	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	19.79%
Institutional	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	18.95%
Institutional	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	5.46%
Institutional	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PR8, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	13.19%
Service	TCA TrustCorp. America, 5301 Wisconsin Ave. NW, Fourth Floor, Washington, DC 20015-2047	83.84%
Service	GSAM Holdings LLC Seed Accounts, Attn IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bengaluru India 560071	16.15%
Class R6	Edward D Jones & Co., For the benefit of Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	72.71%
Class R6	Reliance Trust Company/FIS Laciba & Co/Cash, C/O Lake City Bank, Attn: Trust Ops, 114 E Market St, Warsaw, IN 46580-2806	20.68%
Class P	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	99.43%
Goldman Sachs U.S. Mortgages Fund
Class	Name/Address	Percentage of Class
Class A	Mid Atlantic Capital Corp., Wright – Falcon International Bank, Falcon International Bank, 19230 Stone Oak Parkway, San Antonio, TX 78258-3282	6.75%
Class A	Mid Atlantic Capital Corp., Wright – First National Huntsville Company, 1300 11th St., Huntsville, TX 77340-3802	5.97%
Class A	ADP/Broker Dealer Inc., State Street Bank Trustee and or Custodian FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2901	6.24%
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	14.50%
Class A	TD Ameritrade Clearing Inc., TD Ameritrade Inc. for the exclusive benefit of our clients, PO Box 2226, Omaha, NE 68103-2226	5.80%
Class A	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	11.83%
Class A	GWFS Equities Inc., Great-West Trust Company LLC TTEE F Employee Benefits Clients 401K, 8515 E Orchard Rd. 2T2, Greenwood Village, CO, 80111-5002	5.72%
Investor	ADP/Broker Dealer Inc., State Street Bank Trustee and or Custodian FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2901	5.23%
Investor	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	12.38%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	70.13%
Institutional	MSCS Financial Services LLC SEI Private trust Company, C/O Johnson Bank ETS ID 243, Attn: Mutual Fund, One Freedom Valley Drive, Oaks, PA 19456-9989	9.17%
Institutional	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	47.93%
Institutional	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	8.92%

Class	Name/Address	Percentage of Class
Institutional	GWFS Equities Inc., Great-West Trust Company LLC TTEE F Energy Northwest 401k Deferred Comp, 8515 E Orchard Rd. 2T2, Greenwood Village, CO, 80111-5002	15.53%
Separate Account	GS PWM Institutional Class, Goldman, Sachs & Co., FBO Account, C/O Mutual Fund Ops, 200 West Street, New York, NY 10282-2198	8.63%
Separate Account	GS PWM Institutional Class, Goldman, Sachs & Co., FBO Account, C/O Mutual Fund Ops, 200 West Street, New York, NY 10282-2198	6.20%
Separate Account	GS PWM Institutional Class, Goldman, Sachs & Co., FBO Account, C/O Mutual Fund Ops, 200 West Street, New York, NY 10282-2198	17.51%
Separate Account	GS PWM Institutional Class, Goldman, Sachs & Co., FBO Account, C/O Mutual Fund Ops, 200 West Street, New York, NY 10282-2198	13.57%
Separate Account	GS PWM Institutional Class, Goldman, Sachs & Co., FBO Account, C/O Mutual Fund Ops, 200 West Street, New York, NY 10282-2198	9.44%
Class R6	Edward D Jones & Co., For the benefit of Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	16.88%
Class R6	GWFS Equities Inc., Great-West Trust Company LLC TTEE F Employee Benefits Clients 401K, 8515 E Orchard Rd. 2T2, Greenwood Village, CO, 80111-5002	8.19%
Class R6	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	55.67%
Class R6	ADP/Broker Dealer Inc., State Street Bank Trustee and or Custodian FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2901	10.52%
Class P	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	99.76%
Goldman Sachs Core Fixed Income Fund
Class	Name/Address	Percentage of Class
Class A	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	55.69%
Class A	Edward D Jones & Co., For the benefit of Customers, 12555 Manchester Rd., Saint Louis, MO 63131- 3710	19.57%
Class C	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	26.18%
Class C	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	8.76%
Class C	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	18.48%
Class C	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97RT5, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	7.48%
Class C	Mid Atlantic Clearing & Securities, FBO Account, Pleasantville, NJ 08232	5.20%
Class R	ADP/Broker Dealer Inc., State Street Bank Trustee and or Custodian FBO ADP Access Product, 1 Lincoln St., Boston, MA 02111-2901	82.73%
Class R	American Portfolios Financial, Ascensus trust company FBO, Envirotrac LTD 401K Plan 197093, PO Box 10758, Fargo, ND	5.37%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	52.58%
Investor	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	21.62%
Investor	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	21.38%

Class	Name/Address	Percentage of Class
Institutional	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	46.06%
Institutional	TD Ameritrade Clearing Inc., TD Ameritrade Inc. for the exclusive benefit of our clients, PO Box 2226, Omaha, NE 68103-2226	11.59%
Institutional	Reliance Trust Company/FIS, Mitra & Co. FBO Customer C/O Reliance Trust Co (WI), Mailcode: BD1N – Attn: MF, 4900 W Brown Deer Rd, Milwaukee, WI 53223-2422	7.75%
Institutional	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PR8, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	5.60%
Institutional	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	5.10%
Service	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	11.37%
Service	TCA TrustCorp. America, 5301 Wisconsin Ave. NW Ste. 450, Washington, DC 20015-2047	8.24%
Class R6	Goldman Sachs Asset Management LP, US Bank TT&SS Alternative, FBO Account, 601 Childrens Ln, Norfolk, VA 23507-1910	46.71%
Class R6	Goldman Sachs Direct Accounts, FBO Accounts, Mutual Fund Operations, 500 Grant St., Pittsburgh PA 15219-2502	39.66%
Class R6	Goldman Sachs Trust, GS Trust Balanced Strategy Core Fixed Income, C/O Fund Management Team, 200 West St., New York, NY 10282-2102	5.42%
Class P	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	99.45%*
Goldman Sachs Bond Fund
Class	Name/Address	Percentage of Class
Class A	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PR8, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	5.66%
Class A	Edward D Jones & Co., For the benefit of Customers, 12555 Manchester Rd., Saint Louis, MO 63131- 3710	32.08%
Class A	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	18.55%
Class A	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market St, Saint Louis, MO 63103-2523	6.13%
Class C	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PRR1, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	12.84%
Class C	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	9.48%
Class C	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	6.20%
Class C	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	22.16%
Class C	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO, 707 2nd Ave. S., Minneapolis, MN 55402-2405	11.89%
Class C	Raymond James & Associates, Omnibus for Mutual Funds, Attn Courtney Waller, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	8.68%
Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plaza Floor 12, New York, NY 10004-1932	5.89%

Class	Name/Address	Percentage of Class
Class C	UBS Financial Services Inc., UBS WM USA, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	7.24%
Class R	Mid Atlantic Trust Company FBO Equity Building Services LLC 401(K), 1521 Waterfront Place, Suite 525, Pittsburgh, PA 15222-4228	7.45%
Class R	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PR8, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	14.73%
Class R	MML Distributors, LLC-Aviator, Mass Mutual Life Insurance Co., 1295 State St. MIP M200-INVST, Springfield, MA 01111-0001	58.50%
Investor	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	18.56%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO , 707 2nd Ave. S., Minneapolis, MN 55402-2405	42.70%
Investor	GWFS Equities Inc., Great West Trust CO LLC FBO Recordkeeping For Various Benefit Pl Omniputnam, 8515 E Orchard Rd. 2T2, Greenwood Village, CO, 80111-5002	8.79%
Investor	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	27.19%
Institutional	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	6.37%
Institutional	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	20.15%
Institutional	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	17.93%
Institutional	Charles Schwab & Co Inc, Special Custody Account For Benefit of Customers, Attn Mutual Funds, 211 Main St, San Francisco, CA 94105-1901	7.32%
Institutional	Voya Institutional Plan Services LLC, Voya Institutional TR Co as TTEE, Custodian for Core Market Solutions, 30 Braintree Hill Office Park, Braintree, MA 02184-8747	18.01%
Service	MSCS Financial Services LLC, PAI Trust Company, INC. Sanjay Kandoth MD PC 401(K) P/S PLA 1300 Enterprise Dr., De Pere WI 54115-4934	82.19%
Service	GSAM Holdings LLC Seed Account, Attn IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru, 560103 India	17.80%
Class R6	Edward D Jones & Co., For the benefit of Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	5.00%
Class R6	Valic Financial Advisors Inc., VRSCO, FBO AIGFSB Cust. TTEE FBO Coop School District of Greater St. Louis 403B, 2727-A Allen Parkway, 4-D1, Houston, TX 77019-2107	7.21%
Class R6	Pims/Prudential Retirement As Nominee For The Ttee/Cust Pl 106 Profit Sharing And Salary PO BOX 5788, Portland OR 97228-5788	6.06%
Class R6	Valic Financial Advisors Inc., VRSCO, FBO AIGFSB Cust. TTEE FBO Minneapolis Public Schools 403B, 2727-A Allen Parkway, 4-D1, Houston, TX 77019-2107	6.21%
Class R6	GWFS Equities Inc., Great-West Trust Company LLC FBO Employee Benefits Clients 401k, 8515 E Orchard Rd. 2T2, Greenwood Village, CO 80111-5002	11.06%
Class R6	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	30.53%
Class P	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	99.98%

Goldman Sachs Short Duration Bond Fund
Class	Name/Address	Percentage of Class
Class A	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	56.84%
Class A	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	16.82%
Class A	Edward D Jones & Co., For the benefit of Customers, 12555 Manchester Rd., Saint Louis, MO 63131- 3710	11.08%
Class C	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	31.78%
Class C	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	28.54%
Class C	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	14.51%
Class C	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	11.53%
Class R	Ascensus Broker Dealer Services LLC, Ascensus Trust Company FBO, Kriegman & Smith, Inc 401(K) Saving, P.O. Box 10758, Fargo ND 58106-0758	82.31%
Class R	Ascensus Broker Dealer Services LLC, Ascensus Trust Company FBO, MTW Aerospace 401k Plan, P.O. Box 10758, Fargo ND 58106-0758	8.95%
Class R	GSAM Holdings LLC Seed Account, Attn IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru, 560103 India	7.04%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	46.38%
Investor	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	33.16%
Investor	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	18.08%
Institutional	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	30.57%
Institutional	Ziff Brothers Investments LLC DR Hedge LP C/O DR Capital Management LLC, 420 Fifth Ave Fl 5, New York NY 10018-0941	27.30%
Institutional	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	12.37%
Institutional	UBS Financial Services Inc., UBS WM USA, Omni Account M/F Special Custody A/C EBOC UBSFSI, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	6.69%
Institutional	SEI Private Trust Company, C/O ID 261, Attn Mutual Funds, 1 Freedom Valley Dr., Oaks, PA 19456-9989	5.73%
Class R6	Goldman Sachs Trust, State Street Bank & Trust Co. Cust. FBO Goldman Sachs Growth and Income Strategy Portfolio, Omnibus A/C Global Income Fund, C/O State Street Corporation, 2 Avenue de Lafayette Fl. 6, Boston, MA 02111-1888	36.42%
Class R6	Goldman Sachs Trust, State Street Bank & Trust Co. Cust. GS Trust Growth Strategy, C/O State Street Corporation, 2 Avenue de Lafayette Fl. 6, Boston, MA 02111-1888	34.47%
Class R6	Goldman Sachs Trust, State Street Bank & Trust Co. Cust. FBO Goldman Sachs Balanced Strategy Fund, Omnibus A/C – Global Income Fund, C/O State Street Corporation, 2 Avenue de Lafayette Fl. 6, Boston, MA 02111-1888	22.34%
Class P	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	99.89%*

Goldman Sachs Investment Grade Credit Fund
Class	Name/Address	Percentage of Class
Class A	Edward D Jones & Co., For the benefit of Customers, 12555 Manchester Rd., Saint Louis, MO 63131- 3710	30.63%
Class A	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	13.86%
Class A	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	12.97%
Class A	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	11.43%
Class A	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	5.77%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	65.37%
Investor	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	21.75%
Investor	Mid Atlantic Capital Corp., Mid Atlantic Trust Company FBO Liberty National Bank Safe Harbor 401(k) Profit Sharing Plan, 1251 Waterfront Pl. Ste. 525, Pittsburgh, PA 15222-4228	7.06%
Investor	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	5.11%
Institutional	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	54.10%
Institutional	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	21.24%
Institutional	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	10.55%
Institutional	RBC Capital Markets Corporation, RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Attn Mutual Fund Ops. Manager, 60 S 6th St. Ste. 700 #P08, Minneapolis, MN 55402-4413	5.34%
Separate Account	GS PWM Institutional Class, Goldman, Sachs & Co., FBO Account, C/O Mutual Fund Ops, 200 West Street, New York, NY 10282-2198	15.85%
Separate Account	GS PWM Institutional Class, Goldman, Sachs & Co., FBO Account, C/O Mutual Fund Ops, 200 West Street, New York, NY 10282-2198	12.30%
Separate Account	GS PWM Institutional Class, Goldman, Sachs & Co., FBO Account, C/O Mutual Fund Ops, 200 West Street, New York, NY 10282-2198	8.72%
Separate Account	GS PWM Institutional Class, Goldman, Sachs & Co., FBO Account, C/O Mutual Fund Ops, 200 West Street, New York, NY 10282-2198	8.20%
Separate Account	GS PWM Institutional Class, Goldman, Sachs & Co., FBO Account, C/O Mutual Fund Ops, 200 West Street, New York, NY 10282-2198	7.96%
Separate Account	GS PWM Institutional Class, Goldman, Sachs & Co., FBO Account, C/O Mutual Fund Ops, 200 West Street, New York, NY 10282-2198	5.86%
Class R6	Goldman Sachs Asset Management LP, DLRT-GSAM IG Credit MF, 200 West St Fl 29, New York NY 10282-2198	59.92%*
Class R6	Goldman Sachs Asset Management LP, US Bank TT&SS Alternative, FBO Account, 601 Childrens Ln, Norfolk, VA 23507-1910	20.96%
Class R6	Goldman Sachs Asset Management LP, US Bank GS Investment Grade Credit, Fund FBO GFS, 1300 Gezon Pkwy SW, Wyoming, MI 49509-9300	18.79%
Class P	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	98.96%

Goldman Sachs Global Core Fixed Income Fund
Class	Name/Address	Percentage of Class
Class A	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	15.52%
Class A	Edward D Jones & Co., For the benefit of Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	14.88%
Class A	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PR8, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	13.14%
Class A	USI Securities Inc., Charles Schwab Trust Bank Cust, Knox County Asset Accumulation 401(A) Plan, 2423 E Lincoln Dr., Phoenix AZ 85016-1215	11.16%
Class A	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	11.14%
Class C	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	34.81%
Class C	UBS Financial Services Inc., UBS WM USA, Omni Account M/F, Special Custody A/C, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	11.08%
Class C	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	12.70%
Class C	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	9.48%
Class C	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	6.28%
Class C	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	5.36%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	50.16%
Investor	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	18.56%
Investor	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	15.02%
Investor	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	8.83%
Institutional	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn: Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	56.17
Institutional	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	13.72%
Institutional	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	8.84%
Institutional	Vanguard Fiduciary Trust Company, Attn: Outside Funds K22, PO Box 2600, Valley Forge, PA 19482- 2600	7.63%
Service	Principal Securities, Inc., DCGT as TTEE and/or Cust. FBO PLIC various retirement plans, Omnibus, Attn NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	96.73%
Class R6	Goldman Sachs Trust, State Street Bank & Trust Co. Cust. FBO Goldman Sachs Balanced Strategy Fund, Omnibus A/C – Global Income Fund, C/O State Street Corporation, 2 Avenue de Lafayette Fl. 6, Boston, MA 02111-1888	53.38%
Class R6	Goldman Sachs Trust, State Street Bank & Trust Co. Cust. FBO Goldman Sachs Growth and Income Strategy Portfolio, Omnibus A/C Global Income Fund, C/O State Street Corporation, 2 Avenue de Lafayette Fl. 6, Boston, MA 02111-1888	36.17%
Class P	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	99.86%

Goldman Sachs High Yield Municipal Fund
Class	Name/Address	Percentage of Class
Class A	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	15.18%
Class A	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PR8, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	13.95%
Class A	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	12.37%
Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1932	11.12%
Class A	Edward D Jones & Co., For the benefit of Customers, 12555 Manchester Rd., Saint Louis, MO 63131- 3710	10.79%
Class A	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	6.27%
Class A	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	5.84%
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	5.48%
Class C	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	31.19%
Class C	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	10.53%
Class C	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PR8, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	8.35%
Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1932	8.09%
Class C	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	7.81%
Class C	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	6.53%
Class C	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	6.36%
Class C	Stifel Nicolaus & Co, Exclusive Benefit Of Customers, 501 N Broadway, Saint Louis MO 63102-2188	6.10%
Investor	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	33.00%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	29.88%
Investor	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	23.68%
Investor	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	7.17%
Institutional	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	23.11%
Institutional	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	18.15%
Institutional	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	9.95%
Institutional	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	7.79%
Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1932	7.36%

Class	Name/Address	Percentage of Class
Institutional	UBS Financial Services Inc., UBS WM USA, Omni Account M/F Special Custody A/C, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	6.92%
Institutional	MSCS Financial Services LLC, Zions First National Bank, PO Box 30880, Salt Lake Cty UT 84130-0880	6.68%
Institutional	TD Ameritrade Clearing Inc., TD Ameritrade Inc. for the exclusive benefit of our clients, PO Box 2226, Omaha, NE 68103-2226	5.44%
Class R6	JP Morgan Securities LLC FEBO Customers, Mutual Fund Dept., 3 Chase Metrotech Center, Fl. 3, Brooklyn, NY 11245-0001	64.42%
Class R6	Reliance Trust Company/FIS, Vallee & Co FBO 50, C/O Reliance Trust Company WI, Attn: MF, 4900 Brown Deer Road, Milwaukee, WI 53223-2422	15.91%
Class R6	Edward D Jones & Co, Attn: Mutual Funds, Shareholder Accounting, 201 Progress Pkwy, Maryland HTS, MO 63043-3042	10.75%
Class R6	MSCS Financial Services LLC SEI Private trust Company, C/O Johnson Bank ETS ID 243, Attn: Mutual Fund Administrator, One Freedom Valley Drive, Oaks, PA 19456-9989	8.84%
Class P	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	98.73%*
Goldman Sachs High Yield Fund
Class	Name/Address	Percentage of Class
Class A	Edward D Jones & Co., For the benefit of Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	23.65%
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	9.52%
Class A	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	7.67%
Class A	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	6.77%
Class A	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	5.51%
Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1932	5.26%
Class C	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	20.35%
Class C	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	15.63%
Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1932	11.11%
Class C	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	10.68%
Class C	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	10.00%
Class C	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	6.94%
Class R	Hartford Life Insurance Company, Separate Account 401, 1 Griffin Rd. N, Windsor, CT 06095-1512	74.68%
Class R	MML Distributors, LLC-Aviator, Mass Mutual Life Insurance Co., 1295 State St. MIP M200-INVST, Springfield, MA 01111-0001	10.30%
Class R	GWFS Equities Inc, Great-West Trust Company LLC, FBO Empower Benefit Grandfathered Plan, 8515 E Orchard Rd # 2T2, Greenwood VLG CO 80111-50002	8.59%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	43.20%

Class	Name/Address	Percentage of Class
Investor	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	43.07%
Investor	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	8.99%
Institutional	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	36.57%
Institutional	Factory Mutual Insurance Company, Pension Plan, 404 Wyman St. Ste. 390, Waltham, MA 02451-1275	16.59%
Institutional	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	36.57%
Institutional	GS PWM Instl Class, State Street Bank And Trust Co, FBO American Bureau Of Shipping, Attn Tom Francis, 801 Pennsylvania Ave, Kansas City MO 64105-1307	6.67%
Institutional	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PR8, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	5.78%
Institutional	TD Ameritrade Clearing Inc., TD Ameritrade Inc. for the exclusive benefit of our clients, PO Box 2226, Omaha, NE 68103-2226	5.73%
Service	Hartford Life Insurance Co., Separate Account, 200 Hopmeadow St., Weatogue, CT 06089-9793	44.14%
Service	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	43.95%
Service	GWFS Equities Inc, Great-West Trust Company LLC FBO Empower Benefit Grandfather Plan, 8515 E Orchard Rd 2T2, Greenwood Village, CO 80111-5002	5.52%
Class R6	Goldman Sachs Direct Accounts, MAC & Co. A/C, For the Benefit of GS 529 Plan, Mutual Operations 500 Grant St. Rm 151-1010 Pittsburgh, PA 15219-2502	30.16%
Class R6	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	27.73%
Class R6	Goldman Sachs Trust, State Street Bank & Trust Co. Cust. GS VIT GS Multi-Strategy Alt Portfolio, C/O Fund Management Team, 200 West Street, New York, NY 10282-2102	8.63%
Class R6	Goldman Sachs Trust, State Street Bank & Trust Co. Cust. GS VIT GS Multi-Strategy Alt Portfolio, C/O Fund Management Team, 200 West Street, New York, NY 10282-2102	8.63%
Class P	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	99.60%*
Goldman Sachs Strategic Income Fund
Class	Name/Address	Percentage of Class
Class A	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	11.40%
Class A	TD Ameritrade Clearing Inc., TD Ameritrade Inc. for the exclusive benefit of our clients, PO Box 2226, Omaha, NE 68103-2226	7.26%
Class A	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PR8, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	11.32%
Class A	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716- 1102	6.31%
Class A	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	5.99%
Class A	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	18.14%

Class	Name/Address	Percentage of Class
Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1932	15.18%
Class C	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	32.95%
Class C	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	5.07%
Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1932	5.25%
Class C	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	17.01%
Class C	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716- 1102	9.20%
Class C	UBS Financial Services Inc., UBS WM USA, Omni Account M/F Special Custody A/C, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	15.36%
Class R	Hartford Life Insurance Company, The Hartford, 1 Hartford Plz., Hartford, CT 06155-0001	7.21%
Class R	Principal Securities Inc., DCGT as TTEE and/or Cust., FBO PLIC Various Retirement Plans, Omnibus, Attn NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	11.44%
Class R	Avantax Investment Services, Ascensus Trust Company Brian W Dossett M.D. LTD Profit Sha, P.O. Box 10758, Fargo, ND 58106-0758	14.01%
Class R	MML Distributors, LLC-Aviator, Mass Mutual Life Insurance Co., 1295 State St. MIP M200-INVST, Springfield, MA 01111-0001	17.47%
Class R	GWFS Equities Inc., Capital Bank & Trust Company TTEE F, Churchill & Banks Ltd 401K, 8515 E Orchard Rd #2T2, Greenwood VLG Co 80111-5002	5.12%
Class R	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	32.00%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	8.70%
Investor	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	45.05%
Investor	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	29.26%
Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1932	12.44%
Institutional	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PR8, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	15.44%
Institutional	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	15.79%
Institutional	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	5.50%
Institutional	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1901	19.85%
Institutional	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	14.17%
Class R6	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PR8, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	7.63%
Class R6	Goldman Sachs & Co. LLC, GS Variable Insurance Trust – GS Multi-Strategy Alternatives Portfolio, 200 W St. 37th Flr. New York, NY 10282-2102	6.49%
Class R6	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	77.60%
Class P	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	99.87%*

Goldman Sachs High Yield Floating Rate Fund
Class	Name/Address	Percentage of Class
Class A	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	19.21%
Class A	UBS Financial Services Inc., UBS WM USA, Omni Account M/F Special Custody A/C, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	17.79%
Class A	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	9.42%
Class A	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716- 1102	20.87%
Class A	Pershing LLC, 1 Pershing Plz, Jersey City, NJ 07399-0002	18.87%
Class C	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	11.14%
Class C	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	26.02%
Class C	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716- 1102	7.32%
Class C	RBC Capital Markets Corporation, RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Attn Mutual Fund Ops. Manager, 60 S 6th St. Ste. 700 #P08, Minneapolis, MN 55402-4413	17.30%
Class C	Stifel Nicolaus & Co, Exclusive Benefit of Customers, 501 N. Broadway, St. Louis, MO 63102-2188	31.94%
Class R	GSAM Holdings LLC Seed Account, Attn IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru, 560103 India	20.00%
Class R	GWFS Equities Inc., Great-West Trust Company LLC FBO Fascore LLC Retirement Plans, 8515 E Orchard Rd. 2T2, Greenwood Village, CO 80111-5002	79.99%
Investor	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	74.60%
Investor	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	21.13%
Institutional	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	55.46%
Institutional	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1901	18.83%
Institutional	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	5.49%
Institutional	JP Morgan Securities LLC FEBO Customers, Mutual Fund Dept., 3 Chase Metrotech Center, Fl. 3, Brooklyn, NY 11245-0001	12.43%
Class R6	Goldman Sachs Trust, Goldman Sachs Collective Trust, Tactical Exposure Fund, C/O Fund Management Team, 200 W St New York NY 10282-2102	5.44%
Class R6	Goldman Sachs Trust, Goldman Sachs Tactical Tilt Overlay Fund, C/O Fund Management Team, 200 W St New York NY 10282-2102	77.05%
Class R6	Goldman Sachs & Co LLC, Tax-Advantaged Global Equity Portfolio, C/O Fund Management Team, 200 W St 37th Fl., New York NY 10282-2102	7.15%
Class P	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	99.74%*

Goldman Sachs Emerging Markets Debt Fund
Class	Name/Address	Percentage of Class
Class A	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1901	19.44%
Class A	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	33.86%
Class A	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	10.17%
Class A	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	7.17%
Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1932	14.93%
Class C	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	5.24%
Class C	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	47.31%
Class C	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716- 1102	14.70%
Class C	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1932	15.98%
Investor	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	35.81%
Investor	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1901	9.02%
Investor	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	9.92%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	41.53%
Institutional	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	33.70%
Institutional	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	5.12%
Institutional	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	9.08%
Institutional	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1901	7.22%
Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1932	17.86%
Institutional	UBS Financial Services Inc., UBS WM USA, Omni Account M/F Special Custody A/C, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	5.51%
Institutional	Goldman Sachs Foundation, ATTN GS Foundation Team, 200 West St Fl 29 New York, NY 10282-2198	6.47%
Class R6	GWFS Equities Inc., Employee & Agent Pension Benefit Plan, GWLA Fin., 8515 E Orchard Rd. 2T2, Greenwood Village, CO 80111-5002	13.64%
Class R6	Goldman Sachs Trust, GS Satellite Strategies Portfolio, C/O State Street Corporation, C/O Fund Management Team, 200 W St New York NY 10282-2102	8.47%
Class R6	Goldman Sachs Trust, GS Growth Strategy Portfolio, C/O Fund Management Team, 200 W St New York NY 10282-2102	11.91%
Class R6	JP Morgan Securities LLC FEBO Customers, Mutual Fund Dept., 3 Chase Metrotech Center, Fl. 3, Brooklyn, NY 11245-0001	27.44%
Class R6	Goldman Sachs Trust, GS Trust Balanced Strategy Portfolio, C/O Fund Management Team, 200 W St New York NY 10282-2102	5.6%

Class	Name/Address	Percentage of Class
Class R6	Goldman Sachs Trust, GS Trust Growth & Income Strategy, C/O Fund Management Team, 200 W St New York NY 10282-2102	10.44%
Class R6	Goldman Sachs Direct Accounts, MAC & Co. A/C, For the Benefit of GS 529 Plan, Mutual Operations 500 Grant St. Rm 151-1010 Pittsburgh, PA 15219-2502	5.24%
Class R6	Principal Securities Inc., DCGT as TTEE and/or Cust., FBO PLIC Various Retirement Plans, Omnibus, Attn NPIO Trade Desk, 711 High St., Des Moines, IA 50392-0001	6.07%
Class P	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	99.30%
Goldman Sachs Local Emerging Markets Debt Fund
Class	Name/Address	Percentage of Class
Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1932	25.72%
Class A	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	21.41%
Class A	Ameriprise Financial Services Inc., American Enterprise Investment SVC, 707 2nd Ave. S., Minneapolis, MN 55402-2405	12.31%
Class A	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	11.38%
Class A	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	7.07%
Class A	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	5.17%
Class C	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	88.83%
Investor	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	65.81%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment SVC, 707 2nd Ave. S., Minneapolis, MN 55402-2405	29.82%
Institutional	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	43.55%
Institutional	MSCS Financial Services LLC, NAIDOT & CO, FBO Pineone Trust Custody Account, C/O Bessemer Trust Co, 100 Woodbridge Center Dr, Woodbridge NJ 07095-1162	14.72%
Institutional	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1932	11.66%
Institutional	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	8.28%
Institutional	GSAM Holdings LLC Comp Hedge, Attn IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	5.38%
Class R6	Goldman Sachs Trust, State Street Bank & Trust Co. Cust., GS Satellite Strategies Portfolio, Local Emerging Markets Debt, C/O State Street Corporation, 2 Avenue de Lafayette Fl. 6, Boston, MA 02111-1888	99.17%
Class P	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	88.69%
Class P	GS PWM Instl Class, Goldman Sachs & Co, C/O Mutual Fund Ops, 200 West St, New York NY 10282-2198	7.82%*

Goldman Sachs Inflation Protected Securities Fund
Class	Name/Address	Percentage of Class
Class A	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97RS6, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	22.56%
Class A	Edward D Jones & Co., For the benefit of Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	15.67%
Class A	ADP/Broker Dealer Inc., State Street Bank and TR TTEE/CUST, FBO ADOP Access Product, 1 Lincoln St., Boston, MA 02111-2901	11.06%
Class A	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	5.30%
Class C	Raymond James & Associates, Omnibus for Mutual Funds, 880 Carillon Parkway, St. Petersburg, FL. 33716-1102	26.77%
Class C	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	24.38%
Class C	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	20.80%
Class C	Ameriprise Financial Services Inc., American Enterprise Investment SVC, 707 2nd Ave. S., Minneapolis, MN 55402-2405	9.63%
Class C	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	5.57%
Investor	Ameriprise Financial Services Inc., American Enterprise Investment SVC, 707 2nd Ave. S., Minneapolis, MN 55402-2405	40.04%
Investor	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	14.96%
Investor	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	29.79%
Investor	MSCS Financial Services LLC, Matrix Trust Company, Newport Trust Company, Texas Roadhouse Management Corp Def, 35 Iron Point Cir Ste 300, Folsom CA 95630-8589	6.72%
Institutional	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	21.81%
Institutional	Reliance Trust Company, Reliance Trust CO FBO, Huntington National Bank, PO Box 78446, Atlanta, GA 30357-2446	12.25%
Institutional	Merrill Lynch Pierce Fenner & Smith, for the sole benefit of its customers, Attn: Service Team SEC #97PR8, Goldman Sachs Funds, 4800 Deer Lake Dr. East 3rd Fl., Jacksonville, FL 32246-6484	8.85%
Institutional	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	8.73%
Institutional	UBS Financial Services Inc., UBS WM USA, Omni Account M/F Special Custody A/C, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	7.41%
Institutional	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	5.97%
Institutional	Wells Fargo Clearing Services LLC, Special Custody Account for the Exclusive Benefit of Customer, 2801 Market Street, Saint Louis, MO 63103-2523	5.61%
Class R6	ADP/Broker Dealer Inc., State Street Bank and Trust AS, Trustee and/or Custodian, FBO ADOP Access Product, 1 Lincoln St., Boston, MA 02111-2901	28.73%
Class R6	Edward D Jones & Co., For the benefit of Customers, 12555 Manchester Rd., Saint Louis, MO 63131-3710	24.14%
Class R6	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	23.42%

Class	Name/Address	Percentage of Class
Class R6	Goldman Sachs Trust, State Street Bank & Trust Co. Cust., GS Satellite Strategies Portfolio, GS Inflation Protected Sec Fund, C/O State Street Corporation, 2 Avenue de Lafayette Fl. 6, Boston, MA 02111-1888	5.86%
Class P	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	99.93%
Goldman Sachs Long Short Credit Strategies Fund
Class	Name/Address	Percentage of Class
Class A	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	25.29%
Class A	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	23.10%
Class A	TD Ameritrade Clearing Inc., TD Ameritrade Inc. for the exclusive benefit of our clients, PO Box 2226, Omaha, NE 68103-2226	17.44%
Class A	Morgan Stanley Smith Barney LLC, For the Exclusive Benefit of its Customers, 1 New York Plz. Fl. 12, New York, NY 10004-1932	13.39%
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	11.87%
Class A	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	6.06%
Class C	UBS Financial Services Inc., UBS WM USA, Omni Account M/F Special Custody A/C, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	26.70%
Class C	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	18.98%
Class C	GSAM Holdings LLC Seed Account, Attn IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru 560103 India	15.58%
Class C	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	15.26%
Class C	RBC Capital Markets Corporation, RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Attn Mutual Fund Ops. Manager, 60 S 6th St. Ste. 700 #P08, Minneapolis, MN 55402-4413	12.71%
Class C	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	10.75%
Class R	GSAM Holdings LLC Seed Account, Attn IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru 560103 India	96.51%
Investor	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	56.44%
Investor	TD Ameritrade Clearing Inc., TD Ameritrade Inc. for the exclusive benefit of our clients, PO Box 2226, Omaha, NE 68103-2226	30.14%
Investor	Charles Schwab & Co. Inc., Special Custody Account for the Benefit of Customers, Attn: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	7.51%
Institutional	National Financial Services LLC, FEBO Customers, Mutual Funds, Attn Mutual Funds Dept. 4th Flr., 499 Washington Blvd., Jersey City, NJ 07310-1995	30.96%
Institutional	TD Ameritrade Clearing Inc., TD Ameritrade Inc. for the exclusive benefit of our clients, PO Box 2226, Omaha, NE 68103-2226	29.24%
Institutional	UBS Financial Services Inc., UBS WM USA, Omni Account M/F Special Custody A/C, 1000 Harbor Blvd., Weehawken, NJ 07086-6761	18.67%
Institutional	GSAM Holdings LLC Comp Hedge, Attn IMD-India-SAOS, Crystal Downs Fl. 3, Embassy Golf Links Business Park, Bangalore 560071 India	5.74%

Class	Name/Address	Percentage of Class
Class R6	Goldman Sachs & Co. LLC, GS Variable Insurance Trust – GS Multi-Strategy Alternatives Portfolio, 70 Fargo Street, Boston, MA 02210-2126	99.86%
Class P	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	99.99%*
Goldman Sachs Income Fund
Class	Name/Address	Percentage of Class
Class A	GSAM Holdings LLC Seed Account, Attn IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru 560103 India	10.16%
Class A	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	11.51%
Class A	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	9.13%
Class A	RBC Capital Markets Corporation, RBC Capital Markets LLC, Mutual Fund Omnibus Processing, Attn Mutual Fund Ops. Manager, 60 S 6th St. Ste. 700 #P08, Minneapolis, MN 55402-4413	60.70%
Class A	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	7.99%
Class C	GSAM Holdings LLC Seed Account, Attn IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru 560103 India	26.13%
Class C	Pershing LLC, PO Box 2052, Jersey City, NJ 07303-2052	66.91%
Class C	Ameriprise Financial Services Inc., American Enterprise Investment SVC, FBO Customer, 707 2nd Ave. S., Minneapolis, MN 55402-2405	6.95%
Class R	GSAM Holdings LLC Seed Account, Attn IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru 560103 India	100%
Investor	GSAM Holdings LLC Seed Account, Attn IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru 560103 India	38.61%
Investor	LPL Financial Corporation, Omnibus Customer Account, Attn Mutual Fund Trading, 4707 Executive Dr., San Diego, CA 92121-3091	61.39%
Institutional	GSAM Holdings LLC Seed Account, Attn IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru 560103 India	83.61%
Institutional	SEI Private Trust Co., C/O Dorsey & Whitney Trust Co., 1 Freedom Valley Dr., Oaks, PA 19456-9989	5.69%
Class R6	GSAM Holdings LLC Seed Account, Attn IMD-India-SAOS, Helios Business Park, 150 Outer Ring Road, Kadubeesanahalli, Bengaluru 560103 India	100%
Class P	Goldman Sachs & Co., FBO Omnibus 6600, C/O Mutual Fund Ops., 222 S. Main St., Salt Lake City, UT 84101-2199	100%*
*
Entity owned more than 25% of the outstanding shares of the Fund. A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a control person and could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

APPENDIX A DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
1-A

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” – Securities possess high short-term default risk. Default is a real possibility.
“RD” – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.
“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.
DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The “R-1” and “R-2” rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by DBRS for commercial paper and short-term debt:
“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
2-A

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Long-Term Credit Ratings
The following summarizes the ratings used by S&P Global Ratings for long-term issues:
“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
3-A

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
4-A

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
The following summarizes long-term ratings used by Fitch:
“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” – A “CCC” rating indicates that substantial credit risk is present.
“CC” – A “CC” rating indicates very high levels of credit risk.
“C” – A “C” rating indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “B” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.
“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.
“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.
The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of the claims. All rating categories other than “AAA” and “D” also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:
5-A

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.
“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“BB” – Long-term debt rated “BB” is of speculative , non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.
“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Municipal Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.
Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one
6-A

consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3”—while speculative grade short-term obligations are designated “SG.” The following summarizes the ratings used by Moody’s for these short-term obligations:
“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.
“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
“NR” – Is assigned to an unrated obligation.
Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.
About Credit Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
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Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.
Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.
Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.
The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.
DBRS uses rating symbols as a concise method of expressing its opinion to the market but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.
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APPENDIX B GSAM PROXY VOTING GUIDELINES SUMMARY
Effective March 2022
The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM Portfolio Management Teams and/or the Global Stewardship Team may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.
Region: Americas
1. Business Items	2-B
2. Board of Directors	3-B
3. Executive and Non-Executive Compensation	7-B
4. Shareholders Rights and Defenses	10-B
5. Strategic Transactions and Capital Structures	11-B
6. Environmental and Social Issues	13-B
Region: Europe, Middle East and Africa (EMEA) Proxy Items
1. Business Items	18-B
2. Board of Directors	19-B
3. Remuneration	24-B
4. Shareholder Rights and Defences	26-B
5. Strategic Transactions, Capital Structures and other Business Considerations	26-B
6. Environmental and Social Issues	29-B
Region: Asia Pacific (APAC) Proxy Items
1. Business Items	33-B
2. Board of Directors	34-B
3. Remuneration	39-B
4. Shareholder Rights and Defences	41-B
5. Strategic Transactions, Capital Structures and other Business Considerations	41-B
6. Environmental and Social Issues	43-B
Region: Japan Proxy Items
1. Operational Items	48-B
2. Board of Directors and Statutory Auditors	49-B
3. Compensation	53-B
4. Shareholder Rights and Defenses	53-B
5. Strategic Transactions and Capital Structures	54-B
6. Environmental and Social Issues	55-B
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Region: Americas
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to North, Central and South American public equity investments of operating and/or holding companies Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1.  Business Items
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:
•  An auditor has a financial interest in or association with the company, and is therefore not independent;
•  There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•  Fees for non-audit services are excessive (generally over 50% or more of the audit fees).
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.
Reincorporation Proposals
We may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. We may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.
Exclusive Venue for Shareholder Lawsuits
Generally vote FOR on exclusive venue proposals, taking into account:
•  Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;
•  Whether the company has the following good governance features:
•  Majority independent board;
•  Independent key committees;
•  An annually elected board;
•  A majority vote standard in uncontested director elections;
•  The absence of a poison pill, unless the pill was approved by shareholders; and/or
•  Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
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* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Public Benefit Corporation Proposals
Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.  Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and/or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities. Vote on director nominees should be determined on a CASE-BY-CASE basis.
Voting on Director Nominees in Uncontested Elections
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST or WITHHOLD from members of the Nominating Committee:
•  At companies incorporated in the US if the board does not have at least 10% women directors and at least one other diverse board director;
•  At companies within the S&P 500, if, in addition to our gender expectations, the board does not have at least one diverse director from an underrepresented ethnic group;
•  At companies not incorporated in the US, if the board does not have at least 10% women directors or does not meet the requirements of local listing rules or corporate governance codes or national targets
Vote AGAINST or WITHHOLD from the full board at companies incorporated in the US that do not have at least one woman director.
Vote AGAINST or WITHHOLD from individual directors who:
•  Sit on more than five public company boards;
•  Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.
3-B

Vote AGAINST or WITHHOLD from members of the Nominating Committee if the average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.
Director Independence
At companies incorporated in the US, where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.
Additionally, we will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (as described above) when:
•  The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and
•  The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.
Director Accountability
Vote AGAINST or WITHHOLD from individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices
Vote AGAINST or WITHHOLD from members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•  Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•  The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
•  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a
4-B

shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•  The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business
•  If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
Audit Committee
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•  The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
•  The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•  There is excessive pledging or hedging of stock by executives;
•  There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•  No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Compensation Committee
See section 3 on Executive and Non-Executive compensation for reasons to withhold from members of the Compensation Committee.
Nominating/Governance Committee
Vote AGAINST or WITHHOLD from the members of the Nominating/Governance Committee if:
•  The company has opted into, or failed to opt out of, state laws requiring a classified board structure;
•  At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•  The board does not meet our diversity expectations;
5-B

•  The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders.
Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•  Company performance relative to its peers;
•  Strategy of the incumbents versus the dissidents;
•  Independence of board candidates;
•  Experience and skills of board candidates;
•  Governance profile of the company;
•  Evidence of management entrenchment;
•  Responsiveness to shareholders;
•  Whether a takeover offer has been rebuffed; and
•  Whether minority or majority representation is being sought.
Proxy Access
Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.
We may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for us to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:
•  The ownership thresholds, percentage and duration proposed (we generally will not support if the ownership threshold is less than 3%);
•  The maximum proportion of directors that shareholders may nominate each year (we generally will not support if the proportion of directors is greater than 25%); and
•  Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.
We will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Other Board Related Proposals (Management and Shareholder)
Independent Board Chair (for applicable markets)
6-B

We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•  Two-thirds independent board, or majority in countries where employee representation is common practice;
•  A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•  Fully independent key committees; and/or
•  Established, publicly disclosed, governance guidelines and director biographies/profiles.
Shareholder Proposals Regarding Board Declassification
We will generally vote FOR proposals requesting that the board adopt a declassified board structure.
Majority Vote Shareholder Proposals
We will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. We also look for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
We will generally vote FOR shareholder proposals to restore or provide cumulative unless:
•  The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.
3.  Executive and Non-Executive Compensation
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•  AGAINST Management Say on Pay (MSOP) Proposals; or
•  AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•  If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.
Equity Compensation Plans
7-B

Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:
•  The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
•  There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.
Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals
Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors Considered Include:
•  Pay for Performance Disconnect;
•  We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•  Long-term equity-based compensation is 100% time-based;
•  Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;
•  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•  Egregious employment contracts;
•  Excessive perquisites or excessive severance and/or change in control provisions;
•  Repricing or replacing of underwater stock options without prior shareholder approval;
•  Egregious pension/SERP (supplemental executive retirement plan) payouts;
•  Extraordinary relocation benefits;
•  Internal pay disparity; and
•  Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Other Compensation Proposals and Policies
Employee Stock Purchase Plans -- Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:
•  Broad-based participation;
•  Limits on employee contributions;
•  Company matching contributions; and
•  Presence of a discount on the stock price on the date of purchase.
8-B

Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•  Rationale for the re-pricing;
•  If it is a value-for-value exchange;
•  If surrendered stock options are added back to the plan reserve;
•  Option vesting;
•  Term of the option--the term should remain the same as that of the replaced option;
•  Exercise price--should be set at fair market or a premium to market;
•  Participants--executive officers and directors should be excluded.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Stock Retention Holding Period
Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.
Also consider whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.
Elimination of Accelerated Vesting in the Event of a Change in Control
Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.
Performance-based Equity Awards and Pay-for-Superior-Performance Proposals
Generally vote FOR unless there is sufficient evidence that the current compensation structure is already substantially performance-based. We consider performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.
Say on Supplemental Executive Retirement Plans (SERP)
Generally vote AGAINST proposals asking for shareholder votes on SERP.
Compensation Committee
Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
•  We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP;
•  The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast
9-B

4.  Shareholders Rights and Defenses
Shareholder Ability to Act by Written Consent
Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
•  The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•  The company has a history of strong governance practices.
Special Meetings Arrangements
Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.
Generally vote AGAINST management proposals seeking shareholder approval for the company to hold special meetings with 14 days notice unless the company offers shareholders the ability to vote by electronic means and a proposal to reduce the period of notice to not less than 14 days has received majority support.
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
Shareholder Voting Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR management and shareholder proposals to reduce supermajority vote requirements.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:
•  a shareholder-approved poison pill in place; or
•  adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
10-B

5.  Strategic Transactions and Capital Structures
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•  Valuation;
•  Market reaction;
•  Strategic rationale;
•  Management’s track record of successful integration of historical acquisitions;
•  Presence of conflicts of interest; and
•  Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•  The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
11-B

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•  The share repurchase program can be used as a takeover defense;
•  There is clear evidence of historical abuse;
•  There is no safeguard in the share repurchase program against selective buybacks;
•  Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
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Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•  The parties on either side of the transaction;
•  The nature of the asset to be transferred/service to be provided;
•  The pricing of the transaction (and any associated professional valuation);
•  The views of independent directors (where provided);
•  The views of an independent financial adviser (where appointed);
•  Whether any entities party to the transaction (including advisers) is conflicted; and The stated rationale for the transaction, including discussions of timing
Common and Preferred Stock Authorization
Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.
Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.
6.  Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•  The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
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•  If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•  Whether adoption of the proposal is likely to enhance or protect shareholder value;
•  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•  What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•  Whether the subject of the proposal is best left to the discretion of the board;
•  Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•  If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•  If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•  If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•  If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•  If the proposal asks for long-term targets, as well as short and medium term milestones;
•  If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•  If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•  If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•  Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
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Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•  If the company’s current level of disclosure is comparable to that of its industry peers; and
•  If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•  Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•  Calling for the reduction of Greenhouse Gas (GHG) emissions;
•  Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•  Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•  Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•  Requesting a company report on its energy efficiency policies; and
•  Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•  The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•  The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•  The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•  Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
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•  Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•  The degree to which existing relevant policies and practices are disclosed;
•  Whether or not existing relevant policies are consistent with internationally recognized standards;
•  Whether company facilities and those of its suppliers are monitored and how;
•  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•  The scope of the request; and
•  Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
•  Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•  The degree to which existing relevant policies and practices are disclosed;
•  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•  Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
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Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•  There is no significant potential threat or actual harm to shareholders’ interests;
•  There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•  There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
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Region: Europe, Middle East and Africa (EMEA) Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to EMEA public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1.  Business Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•  There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:
•  There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•  There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•  Name of the proposed auditor has not been published;
•  The auditors are being changed without explanation;
•  Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•  The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
•  There are serious concerns about the statutory reports presented or the audit procedures used;
•  Questions exist concerning any of the statutory auditors being appointed; or
•  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•  The dividend payout ratio has been consistently low without adequate explanation; or
•  The payout is excessive given the company’s financial position.
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Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Public Benefit Corporation Proposals
Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.  Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.
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Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•  Adequate disclosure has not been provided in a timely manner; or
•  There are clear concerns over questionable finances or restatements; or
•  There have been questionable transactions or conflicts of interest; or
•  There are any records of abuses against minority shareholder interests; or
•  The board fails to meet minimum corporate governance standards; or
•  There are reservations about:
•  Director terms
•  Bundling of proposals to elect directors
•  Board independence
•  Disclosure of named nominees
•  Combined Chairman/CEO
•  Election of former CEO as Chairman of the board
•  Overboarded directors
•  Composition of committees
•  Director independence
•  Number of directors on the board
•  Lack of gender diversity on the board
•  Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•  There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee:
•  At companies if the board does not have at least 10% women directors, or does not meet the requirements of local listing rules or corporate governance codes or national targets;
•  At companies in the FTSE100 if the board does not have at least one director from an underrepresented minority ethnic background, in line with the Parker review guidelines.
Employee and /or Labor Representatives
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Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Director Independence
Classification of Directors
Executive Director
•  Employee or executive of the company;
•  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•  Any director who is attested by the board to be a non-independent NED;
•  Any director specifically designated as a representative of a significant shareholder of the company;
•  Any director who is also an employee or executive of a significant shareholder of the company;
•  Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•  Government representative;
•  Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•  Relative of a current employee of the company or its affiliates;
•  Relative of a former executive of the company or its affiliates;
•  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•  Founder/co-founder/member of founding family but not currently an employee;
•  Former executive (a cooling off period may be applied);
•  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•  No material connection, either directly or indirectly, to the company other than a board seat.
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Employee Representative
•  Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Director Accountability
Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices
Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•  Material failures of governance, stewardship, or fiduciary responsibilities at the company,
•  including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•  The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•  If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•  A lack of oversight or actions by board members which invoke shareholder distrust related to
•  malfeasance or poor supervision, such as operating in private or company interest rather than in
•  shareholder interest; or
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•  Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•  Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•  Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
Audit Committee
Vote AGAINST members of the Audit Committee if:
•  Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.
•  The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•  There is excessive pledging or hedging of stock by executives;
•  There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•  No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Remuneration Committee
See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.
Nominating/Governance Committee
Vote AGAINST members of the Nominating/Governance Committee if:
•  At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•  The board does not meet our diversity expectations;
•  The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders
Voting on Director Nomineess in Contested Elections
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Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•  Company performance relative to its peers;
•  Strategy of the incumbents versus the dissidents;
•  Independence of board candidates;
•  Experience and skills of board candidates;
•  Governance profile of the company;
•  Evidence of management entrenchment;
•  Responsiveness to shareholders;
•  Whether a takeover offer has been rebuffed; and
•  Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•  Two-thirds independent board, or majority in countries where employee representation is common practice;
•  A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•  Fully independent key committees; and/or
•  Established, publicly disclosed, governance guidelines and director biographies/profiles.
3.  Remuneration
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•  AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or
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•  AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•  If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.
Remuneration Plans
Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors considered may include:
•  Pay for Performance Disconnect;
•  We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•  Long-term equity-based compensation is 100% time-based;
•  Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;
•  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•  Egregious employment contracts;
•  Excessive perquisites or excessive severance and/or change in control provisions;
•  Repricing or replacing of underwater stock options without prior shareholder approval;
•  Egregious pension/SERP (supplemental executive retirement plan) payouts;
•  Extraordinary relocation benefits;
•  Internal pay disparity; and
•  Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Non-Executive Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
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Other Remuneration Related Proposals
Vote on other remuneration related proposals on a CASE-BY-CASE basis.
Remuneration Committee
When voting for members of the Remuneration Committee, factors considered may include:
•  We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and
•  The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast
•  Remuneration structure is widely inconsistent with local market best practices or regulations
4.  Shareholder Rights and Defences
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis.
For French companies listed on a regulated market, generally VOTE AGAINST any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders' prior explicit approval.
5.  Strategic Transactions, Capital Structures and other Business Considerations
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•  Valuation;
•  Market reaction;
•  Strategic rationale;
•  Management’s track record of successful integration of historical acquisitions;
•  Presence of conflicts of interest; and
•  Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
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Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•  The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
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Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•  The share repurchase program can be used as a takeover defense;
•  There is clear evidence of historical abuse;
•  There is no safeguard in the share repurchase program against selective buybacks;
•  Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•  The parties on either side of the transaction;
•  The nature of the asset to be transferred/service to be provided;
•  The pricing of the transaction (and any associated professional valuation);
•  The views of independent directors (where provided);
•  The views of an independent financial adviser (where appointed);
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•  Whether any entities party to the transaction (including advisers) is conflicted; and
•  The stated rationale for the transaction, including discussions of timing
6.  Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•  The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•  If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•  Whether adoption of the proposal is likely to enhance or protect shareholder value;
•  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•  What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•  Whether the subject of the proposal is best left to the discretion of the board;
•  Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
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•  If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•  If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•  If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•  If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•  If the proposal asks for long-term targets, as well as short and medium term milestones;
•  If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•  If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•  If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•  Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•  If the company’s current level of disclosure is comparable to that of its industry peers; and
•  If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•  Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•  Calling for the reduction of Greenhouse Gas (GHG) emissions;
•  Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•  Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•  Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•  Requesting a company report on its energy efficiency policies; and
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•  Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•  The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•  The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•  The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•  Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•  Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•  The degree to which existing relevant policies and practices are disclosed;
•  Whether or not existing relevant policies are consistent with internationally recognized standards;
•  Whether company facilities and those of its suppliers are monitored and how;
•  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•  The scope of the request; and
•  Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
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•  Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•  The degree to which existing relevant policies and practices are disclosed;
•  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•  Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•  There is no significant potential threat or actual harm to shareholders’ interests;
•  There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•  There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
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Region: Asia Pacific (APAC) Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to APAC public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market. For Japan-specific policies, see Japan Proxy Items from page X.
1.  Business Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•  There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:
•  There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•  There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•  Name of the proposed auditor has not been published;
•  The auditors are being changed without explanation;
•  Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•  The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
•  There are serious concerns about the statutory reports presented or the audit procedures used;
•  Questions exist concerning any of the statutory auditors being appointed; or
•  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•  The dividend payout ratio has been consistently low without adequate explanation; or
•  The payout is excessive given the company’s financial position.
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Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.  Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.
Voting on Director Nominees in Uncontested Elections
•  Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•  Adequate disclosure has not been provided in a timely manner; or
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•  There are clear concerns over questionable finances or restatements; or
•  There have been questionable transactions or conflicts of interest; or
•  There are any records of abuses against minority shareholder interests; or
•  The board fails to meet minimum corporate governance standards; or
•  There are reservations about:
•  Director terms
•  Bundling of proposals to elect directors
•  Board independence
•  Disclosure of named nominees
•  Combined Chairman/CEO
•  Election of former CEO as Chairman of the board
•  Overboarded directors
•  Composition of committees
•  Director independence
•  Number of directors on the board
•  Lack of gender diversity on the board
•  Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•  There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee:
•  At companies if the board does not have at least 10% women directors, or does not meet the requirements of local listing rules or corporate governance codes or national targets;
Employee and /or Labor Representatives
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Director Independence
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Classification of Directors
Executive Director
•  Employee or executive of the company;
•  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•  Any director who is attested by the board to be a non-independent NED;
•  Any director specifically designated as a representative of a significant shareholder of the company;
•  Any director who is also an employee or executive of a significant shareholder of the company;
•  Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•  Government representative;
•  Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•  Relative of a current employee of the company or its affiliates;
•  Relative of a former executive of the company or its affiliates;
•  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•  Founder/co-founder/member of founding family but not currently an employee;
•  Former executive (a cooling off period may be applied);
•  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•  No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•  Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Director Accountability
Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
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Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices
Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•  Material failures of governance, stewardship, or fiduciary responsibilities at the company,
•  including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•  The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•  If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•  A lack of oversight or actions by board members which invoke shareholder distrust related to
•  malfeasance or poor supervision, such as operating in private or company interest rather than in
•  shareholder interest; or
•  Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•  Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•  Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
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Audit Committee
Vote AGAINST members of the Audit Committee if:
•  Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.
•  The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•  There is excessive pledging or hedging of stock by executives;
•  There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•  No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Remuneration Committee
See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.
Nominating/Governance Committee
Vote AGAINST members of the Nominating/Governance Committee if:
•  At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•  The board does not meet our diversity expectations;
•  The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders
Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•  Company performance relative to its peers;
•  Strategy of the incumbents versus the dissidents;
•  Independence of board candidates;
•  Experience and skills of board candidates;
•  Governance profile of the company;
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•  Evidence of management entrenchment;
•  Responsiveness to shareholders;
•  Whether a takeover offer has been rebuffed; and
•  Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•  Two-thirds independent board, or majority in countries where employee representation is common practice;
•  A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•  Fully independent key committees; and/or
•  Established, publicly disclosed, governance guidelines and director biographies/profiles.
3.  Remuneration
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•  AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or
•  AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•  If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.
Remuneration Plans
Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors considered may include:
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•  Pay for Performance Disconnect;
•  We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•  Long-term equity-based compensation is 100% time-based;
•  Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;
•  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•  Egregious employment contracts;
•  Excessive perquisites or excessive severance and/or change in control provisions;
•  Repricing or replacing of underwater stock options without prior shareholder approval;
•  Egregious pension/SERP (supplemental executive retirement plan) payouts;
•  Extraordinary relocation benefits;
•  Internal pay disparity; and
•  Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Non-Executive Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Other Remuneration Related Proposals
Vote on other remuneration related proposals on a CASE-BY-CASE basis.
Remuneration Committee
When voting for members of the Remuneration Committee, factors considered may include:
•  We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and
•  The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast
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•  Remuneration structure is widely inconsistent with local market best practices or regulations
4.  Shareholder Rights and Defences
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
5.  Strategic Transactions, Capital Structures and other Business Considerations
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•  Valuation;
•  Market reaction;
•  Strategic rationale;
•  Management’s track record of successful integration of historical acquisitions;
•  Presence of conflicts of interest; and
•  Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law. At companies in India, vote FOR issuance requests without preemptive rights to a maximum of 25% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
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Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•  The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances, or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
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We will generally recommend FOR share repurchase programs taking into account whether:
•  The share repurchase program can be used as a takeover defense;
•  There is clear evidence of historical abuse;
•  There is no safeguard in the share repurchase program against selective buybacks;
•  Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•  The parties on either side of the transaction;
•  The nature of the asset to be transferred/service to be provided;
•  The pricing of the transaction (and any associated professional valuation);
•  The views of independent directors (where provided);
•  The views of an independent financial adviser (where appointed);
•  Whether any entities party to the transaction (including advisers) is conflicted; and The stated rationale for the transaction, including discussions of timing
6.  Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
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4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•  The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•  If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•  Whether adoption of the proposal is likely to enhance or protect shareholder value;
•  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•  What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•  Whether the subject of the proposal is best left to the discretion of the board;
•  Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•  If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•  If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•  If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•  If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
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•  If the proposal asks for long-term targets, as well as short and medium term milestones;
•  If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•  If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•  If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•  Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•  If the company’s current level of disclosure is comparable to that of its industry peers; and
•  If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•  Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•  Calling for the reduction of Greenhouse Gas (GHG) emissions;
•  Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•  Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•  Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•  Requesting a company report on its energy efficiency policies; and
•  Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•  The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•  The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
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Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•  The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•  Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•  Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•  The degree to which existing relevant policies and practices are disclosed;
•  Whether or not existing relevant policies are consistent with internationally recognized standards;
•  Whether company facilities and those of its suppliers are monitored and how;
•  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•  The scope of the request; and
•  Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
•  Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•  The degree to which existing relevant policies and practices are disclosed;
•  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•  Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
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Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•  There is no significant potential threat or actual harm to shareholders’ interests;
•  There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•  There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
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Region: Japan Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to Japanese public equity investments of operating and/or holding companies. Applying these guidelines is not inclusive of all considerations in the Japanese market.
1.  Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•  There are concerns about the accounts presented or audit procedures used; or
•  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
•  There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•  There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•  Name of the proposed auditor has not been published;
•  The auditors are being changed without explanation;
•  Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or
•  The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•  The dividend payout ratio is less than 20%, and is not appropriate or sufficient when considering the company’s financial position; or
•  The company proposes the payments even though the company posted a net loss for the year under review, and the payout is excessive given the company’s financial position;
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
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Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
2.  Board of Directors and Statutory Auditors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should have independent oversight of management; and should be held accountable for actions and results related to their responsibilities.
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:.
•  The company’s committee structure: statutory auditor board structure, U.S.-type three committee structure, or audit committee structure; or
•  Adequate disclosure has not been provided in a timely manner; or
•  There are clear concerns over questionable finances or restatements; or
•  There have been questionable transactions or conflicts of interest; or
•  There are any records of abuses against minority shareholder interests; or
•  The board fails to meet minimum corporate governance standards; or
•  There are reservations about:
•  Director terms
•  Bundling of proposals to elect directors
•  Board independence
•  Disclosure of named nominees
•  Combined Chairman/CEO
•  Election of former CEO as Chairman of the board
•  Overboarded directors
•  Composition of committees
•  Director independence
•  Number of directors on the board
•  Lack of gender diversity on the board
•  Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
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•  There are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Vote AGAINST top executives when the company has an excessive amount of strategic shareholdings.
Vote AGAINST top executives when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.
Vote AGAINST top executives when the company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (such as Scope 1, Scope 2, Scope 3 emissions), material to the company’s business. For companies with 3-committee structure boards, vote AGAINST the Audit Committee Chair.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee if the Board does not have at least 10% women directors. For Japanese boards with statutory auditors or audit committee structure, vote AGAINST top executives.
Director Independence
Classification of Directors
Inside Director
•  Employee or executive of the company;
•  Any director who is not classified as an outside director of the company.
Non-Independent Non-Executive Director (affiliated outsider)
•  Any director specifically designated as a representative of a significant shareholder of the company;
•  Any director who is/was also an employee or executive of a significant shareholder of the company;
•  Beneficial owner (direct or indirect) of at least 10% of the company’s stock, or one of the top 10 shareholders, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%)
•  Government representative;
•  Currently provides or previously provided professional services to the company or to an affiliate of the company;
•  Represents customer, supplier, creditor, banker, or other entity with which company maintains
•  transactional/commercial relationship (unless company discloses information to apply a materiality test);
•  Any director who worked at the company’s external audit firm (auditor).
•  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•  Relative of a current employee of the company or its affiliates;
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•  Any director who works or has worked at a company whose shares are held by the company in question as strategic shareholdings (i.e. “cross-shareholdings”)
•  Former executive;
•  Any director who has served at a company as an outside director for 12 years or more;
•  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
•  “Cooling off period” for former employees or executives’ representation of significant shareholders and other stakeholders, as well as professional services is considered based on the market best practices and liquidity of executive labor market.
Independent Non-Executive Directors (independent outsider)
•  No material connection, either directly or indirectly, to the company other than a board seat.
At companies adopting a board with a statutory auditor committee structure or an audit committee structure, vote AGAINST top executives when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.
At companies adopting an audit committee structure, vote AGAINST affiliated outside directors who are audit committee members.
At companies adopting a U.S.-type three committee structure, vote AGAINST members of Nominating Committee when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.
At companies adopting a U.S.-type three committee structure, vote AGAINST affiliated outside directors when less than a majority of the board consists of independent outside directors.
At controlled companies adopting board with a statutory auditor structure or an audit committee structure, vote AGAINST top executives if the board does not consist of majority independent outside directors.
Director Accountability
Vote AGAINST individual outside directors who attend less than 75% of the board and/or committee meetings without a disclosed valid excuse.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices
Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•  Material failures of governance, stewardship, or fiduciary responsibilities at the company,
•  including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a
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shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•  If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Voting on Director Nomineess in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•  Company performance relative to its peers;
•  Strategy of the incumbents versus the dissidents;
•  Independence of board candidates;
•  Experience and skills of board candidates;
•  Governance profile of the company;
•  Evidence of management entrenchment;
•  Responsiveness to shareholders;
•  Whether a takeover offer has been rebuffed;
•  Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•  Two-thirds independent board;
•  A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•  Fully independent key committees; and/or
•  Established, publicly disclosed, governance guidelines and director biographies/profiles.
Statutory Auditor Elections
Statutory Auditor Independence
Vote AGAINST affiliated outside statutory auditors.
For definition of affiliated outsiders, see “Classification of Directors”
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Statutory Auditor Appointment
Vote FOR management nominees taking into consideration the following:
•  Adequate disclosure has not been provided in a timely manner; or
•  There are clear concerns over questionable finances or restatements; or
•  There have been questionable transactions or conflicts of interest; or
•  There are any records of abuses against minority shareholder interests; or
•  The board fails to meet minimum corporate governance standards; or
•  Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•  Outside statutory auditor’s attendance at less than 75% of the board and statutory auditor meetings without a disclosed valid excuse; or
•  Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
3.  Compensation
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement bonuses for outside directors and/or outside statutory auditors, unless the amounts are disclosed and are not excessive relative to other companies in the country or industry.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and statutory auditors on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
4.  Shareholder Rights and Defenses
Antitakeover Mechanisms
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Generally vote AGAINST all antitakeover proposals, unless certain conditions are met to ensure the proposal is intended to enhance shareholder value, including consideration of the company’s governance structure, the anti-takeover defense duration, the trigger mechanism and governance, and the intended purpose of the antitakeover defense.
5.  Strategic Transactions and Capital Structures
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•  Valuation;
•  Market reaction;
•  Strategic rationale;
•  Management’s track record of successful integration of historical acquisitions;
•  Presence of conflicts of interest; and
•  Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed.
Vote AGAINST proposals to adopt unlimited capital authorizations.
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Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•  The share repurchase program can be used as a takeover defense;
•  There is clear evidence of historical abuse;
•  There is no safeguard in the share repurchase program against selective buybacks;
•  Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•  The parties on either side of the transaction;
•  The nature of the asset to be transferred/service to be provided;
•  The pricing of the transaction (and any associated professional valuation);
•  The views of independent directors (where provided);
•  The views of an independent financial adviser (where appointed);
•  Whether any entities party to the transaction (including advisers) is conflicted; and
•  The stated rationale for the transaction, including discussions of timing.
6.  Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
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1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
•  When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•  The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•  If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•  Whether adoption of the proposal is likely to enhance or protect shareholder value;
•  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•  What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•  Whether the subject of the proposal is best left to the discretion of the board;
•  Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•  If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•  If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•  If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
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•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•  If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•  If the proposal asks for long-term targets, as well as short and medium term milestones;
•  If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•  If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•  If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•  Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•  If the company’s current level of disclosure is comparable to that of its industry peers; and
•  If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•  Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•  Calling for the reduction of Greenhouse Gas (GHG) emissions;
•  Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•  Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•  Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•  Requesting a company report on its energy efficiency policies; and
•  Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
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A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•  The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•  The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•  The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•  Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•  Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•  The degree to which existing relevant policies and practices are disclosed;
•  Whether or not existing relevant policies are consistent with internationally recognized standards;
•  Whether company facilities and those of its suppliers are monitored and how;
•  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•  The scope of the request; and
•  Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
•  Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•  The degree to which existing relevant policies and practices are disclosed;
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•  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•  There is no significant potential threat or actual harm to shareholders’ interests;
•  There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•  There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
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APPENDIX C STATEMENT OF INTENTION
(applicable only to Class A Shares)
If a shareholder anticipates purchasing within a 13-month period Class A Shares of the Fund alone or in combination with Class A Shares of another Goldman Sachs Fund in the amount of $100,000 or more ($500,000 in the case of Short Duration Government Fund, Short Duration Tax Free Fund and Short Duration Income Fund), the shareholder may obtain shares of the Fund at the same reduced sales charge as though the total quantity were invested in one lump sum by checking and filing the Statement of Intention in the Account Application. Distributions taken in additional shares, as well as any appreciation on shares previously purchased, will not apply toward the completion of the Statement of Intention.
To ensure that the reduced price will be received on future purchases, the investor must inform Goldman Sachs that the Statement of Intention is in effect each time shares are purchased. Subject to the conditions mentioned below, each purchase will be made at the public offering price applicable to a single transaction of the dollar amount specified on the Account Application. The investor makes no commitment to purchase additional shares, but if the investor’s purchases within 13 months plus the value of shares credited toward completion do not total the sum specified, the investor will pay the increased amount of the sales charge prescribed in the Escrow Agreement.
Escrow Agreement
Out of the initial purchase (or subsequent purchases if necessary), 5% of the dollar amount specified on the Account Application will be held in escrow by the Transfer Agent in the form of shares registered in the investor’s name. All distributions on escrowed shares will be paid to the investor or to his or her order. When the minimum investment so specified is completed (either prior to or by the end of the 13th month), the investor will be notified and the escrowed shares will be released.
If the intended investment is not completed, the investor will be asked to remit to Goldman Sachs any difference between the sales charge on the amount specified and on the amount actually attained. If the investor does not within 20 days after written request by Goldman Sachs pay such difference in the sales charge, the Transfer Agent will redeem, pursuant to the authority given by the investor in the Account Application, an appropriate number of the escrowed shares in order to realize such difference. Shares remaining after any such redemption will be released by the Transfer Agent.
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